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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05629

                               ING Investors Trust
                               -------------------
               (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

          C T Corporation system, 101 Federal Street, Boston, MA 02110
          ------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: January 1, 2004 to June 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

                                                      SEMI-ANNUAL REPORT

[PHOTO OF COMPASS]

SEMI-ANNUAL REPORT
June 30, 2004
CLASSES A, I AND S
                                                 ING INVESTORS TRUST

                                                                [ING FUNDS LOGO]

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter..........................................    1
Market Perspective..........................................    2
Portfolio Managers' Reports.................................    4
Statements of Assets and Liabilities........................   78
Statements of Operations....................................   94
Statements of Changes in Net Assets.........................  102
Financial Highlights........................................  120
Notes to Financial Statements...............................  156
Portfolios of Investments...................................  185
Shareholder Meeting Information.............................  295
Trustee and Officer Information.............................  296

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

(PHOTO OF JAMES M. HENNESSY)

JAMES M. HENNESSY

Dear Shareholder:

The past year has been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption of goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reduced the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Services at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,

(-s- James M. Hennessy)
James M. Hennessy
President
ING Funds
July 19, 2004

MARKET PERSPECTIVE:   SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

OVERVIEW

Perhaps it was inevitable that the markets should be a little neurotic after the heady gains of 2003. But whatever the reasons, investors in 2004 alternately cheered and fretted over the developing economic outlook, sending markets up, down and up again before ending the first six months of 2004 with modest and distinctly fragile gains.

At first the worry was the so-called jobless recovery, then half way through the six-month period a very strong U.S. employment report was released. The report generated euphoria until people realized that as the job market tightens, inflation picks up and rising interest rates were likely not far away. Investors took comfort from Federal Open Market Committee ("FOMC") Chairman Greenspan's soothing advice that the rebound in interest rates would be "measured". But as the six months ended June 30, 2004 drew to a close, attention switched nervously to the impending U.S. earnings season and the strong possibility that the splendid results of the last few quarters would likely not be maintained.

GLOBAL EQUITIES managed a 3.52% return, net of withholding tax on dividends, for the six months ended June 30, 2004 according to the Morgan Stanley Capital International ("MSCI") World Index(1) in dollars, after peaking on average in mid February and spending much of May in negative territory.

Among CURRENCIES, the euro reached a post launch record also in mid February before retreating and ending about 3.0% lower for the six months ended June 30, 2004. The British pound ended the six months 2.0% higher against the dollar, as the Bank of England became the first of the major central banks to raise interest rates. The yen lost approximately 1.5%, ironically after the Bank of Japan stopped buying dollars to keep the yen weak, spending a staggering $144 billion in the first quarter of 2004 to do so.

FIXED INCOME MARKET

U.S. FIXED INCOME classes started 2004 as they had ended 2003. Disappointing jobs reports, together with stubbornly high new unemployment claims, suggested continuing weakness, and gave bond investors a solid first quarter of gains. That all changed on the first Friday in April 2004, with the very bullish U.S. employment report. Investment grade bonds unsurprisingly bore the brunt of fears that a new cycle of rising interest rates from multi-decade low levels was about to start. For the six months ended June 30, 2004, the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds returned a tiny 0.16%. The Lehman Brothers Corporate Index(3) component and the Lehman Brothers Treasury Bond Index(4) fell by 0.26% and 0.20%, respectively. Ten-year Treasury yields rose by 36 basis points to 4.62%, passing through rates not seen in nearly two years. Yields on 90-day Treasury Bills rose 39 basis points to 1.3%, emphatically breaching the 1.0% level, a rate above which they had not closed since June 9, 2003. High yield bonds did better, the Lehman Brothers U.S. Corporate High Yield Bond Index(5) hung on to return 1.35% for the six-month period.

DOMESTIC EQUITY MARKET

The U.S. EQUITIES market rose 3.44% in the six months ended June 30, 2004, based on the Standard & Poor's ("S&P") 500 Index(6) including dividends. This implies a price-to-earnings (P/E) level of just over 17 times 2004 earnings. Three strong employment reports in the second quarter of 2004 were welcomed, but all was not in harmony. For while successive, upbeat economic statistics sang of good economic times, there was also a steady drumbeat of evidence that inflation was picking up. The Federal Funds rate at just 1.0% meant that real interest rates were becoming ever more negative at the same time, while the economy was growing at over 4.0%. With labor markets tightening and oil prices breaking above $40 per barrel, this appears to be an increasingly unstable situation. Meanwhile, the FOMC took almost the entire second quarter of 2004 before increasing the Federal Funds rate to 1.25% on June 30, 2004. However, in the week before the increase, the wind seemed to shift again. First quarter of 2004 gross domestic product ("GDP") growth was revised down to 3.9%, durable goods orders fell, and retailers and auto companies complained of slack sales. On the day the FOMC raised rates, the Chicago Purchasing Managers' Index(7) had its largest monthly drop in 30 years. Perhaps Greenspan's "measured" policy was right, but perhaps something else was wrong.

The first half of 2004 ended, with investors again nervously awaiting the employment report two days later.

                            MARKET PERSPECTIVE:   SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INTERNATIONAL MARKETS

Most INTERNATIONAL MARKETS eked out similarly modest gains for the six months ended June 30, 2004, but JAPAN was the star, rising 10.73% in dollars according to the MSCI Japan Index(8). Sentiment was encouraged by first quarter GDP growth, reported at a surprisingly strong 6.1% annualized, suggesting that the world's second largest economy was at last emerging from its slump of more than a decade.

EUROPEAN EX UK MARKETS gained 2.88% in dollars in the six months ended June 30, 2004, according to the MSCI Europe ex UK Index(9). Buoyant exports were about the only good news, as domestic demand still languished under unemployment of 9.0%. Still, these markets look relatively cheap.

Finally the UK market rose 3.32% in dollars during the first six months of 2004, based on the MSCI UK Index(10). The economy appears to be strong, but the troubling imbalances of an over-indebted consumer and a housing price bubble led to three interest rate increases by the Bank of England, with more likely on the way.
------------------
(1) The MSCI WORLD INDEX reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East -- comprising approximately 1,500 securities -- with values expressed in U.S. dollars.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The LEHMAN BROTHERS CORPORATE INDEX includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(4) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is composed of all Treasury bonds covered by the Lehman Brothers Aggregate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(5) The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(6) The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(7) The CHICAGO PURCHASING MANAGERS' INDEX measures manufacturing activity in the industrial Midwest.

(8) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIOS' PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO WWW.ING.COM/US TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING AIM MID CAP GROWTH PORTFOLIO                      PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Karl Farmer and Jay K. Rushin, Portfolio Managers, A I M Capital Management, Inc., Sub-Adviser.

GOALS: The ING AIM Mid Cap Growth Portfolio (the "Portfolio") seeks capital appreciation.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 1.77%, compared to the Russell MidCap Growth Index(1), which returned 5.94% for the same period.

PORTFOLIO SPECIFICS: During the first half of 2004, the Portfolio was hurt by an overweight position in the Information Technology sector and weakness in some larger positions. Positive reports and revisions made during previous quarters led to this overweight position. Within the sector, semiconductors and semiconductor equipment detracted the most from relative performance. In addition, stock selection in the Consumer Discretionary sector also contributed to negative performance when compared to the Russell MidCap Growth Index. The large detractors from absolute performance in the Portfolio during the period were Omnivision Technologies, Inc., a semiconductor company which makes image sensors for digital cameras and camera phones, and Krispy Kreme Doughnuts, Inc., a specialty retailer of doughnuts.

The Health Care sector made a strong contribution to the Portfolio for the period. The Portfolio benefited from relative performance in the Financials and Telecommunication Services sectors during the six-month period. Within these sectors, the Portfolio benefited from strong stock selection, and the Telecommunication Services sector additionally benefited from an overweight position. Stocks in the wireless telecommunication services industry had the most positive effect on relative performance within the Telecommunication Services sector during the first half of the year.

On an absolute basis, the large contributors to the Portfolio included Research in Motion Ltd., a designer, manufacturer and marketer of wide area wireless solutions for the worldwide mobile communications market, and Anthem, Inc., a health benefits company operating in the United States. Earlier in the year managers took advantage of attractive opportunities and increased holdings in Research in Motion Ltd.

MARKET OUTLOOK: At the end of June 2004, the Portfolio was overweight in Financials, Information Technology and Telecommunication Services, and underweight in Consumer Staples, Energy, Health Care, and Industrials. Managers have trimmed back their Information Technology position but still remain overweight. They believe that business fundamentals are improving and that the Portfolio is positioned for this trend to continue. The market has been quick to sell at any hint of weakness or cloudy outlook. But as price appreciation always follows earnings, Portfolio managers are optimistic about 2004.

PORTFOLIO MANAGERS' REPORT                      ING AIM MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                     FOR THE PERIODS ENDED JUNE 30, 2004
                                            -----------------------------------------------------
                                                              SINCE INCEPTION    SINCE INCEPTION
                                                                OF CLASS S         OF CLASS A
                                            1 YEAR   5 YEAR   OCTOBER 2, 1995   SEPTEMBER 9, 2002
                                            ------   ------   ---------------   -----------------
Class S                                     24.55%   (0.38)%       5.58%                 --
Class A                                     24.41%      --           --               21.99%
Russell MidCap Growth Index(1)              27.33%    0.49%        8.38%(2)           25.62%(3)

The table above illustrates the total return of ING AIM Mid Cap Growth Portfolio against the Russell Mid Cap Growth Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO WWW.ING.COM/US TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The Russell MidCap Growth Index consists of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values with greater than average growth orientation.

(2) Since inception performance of the index is shown from October 1, 1995.

(3) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. The Portfolio may engage in active and frequent trading of portfolio securities increasing transaction costs. The value of the Portfolio's investments in convertible securities may fall when interest rates rise. The value of the convertible security may fluctuate as the related security fluctuates. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform, and manager risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Other investment strategies may pose risks to the Portfolio. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates. During periods of high portfolio turnover, the Portfolio is subject to greater expenses. Portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

ING ALLIANCE MID CAP GROWTH PORTFOLIO                 PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Catherine Wood, Senior Vice President and Portfolio Manager, Alliance Capital Management L.P., Sub-Adviser.

GOALS: The ING Alliance Mid Cap Growth Portfolio (the "Portfolio") seeks long-term total return.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 9.73%, compared to the Russell MidCap Growth Index(1), which returned 5.94% for the same period.

PORTFOLIO SPECIFICS: The Portfolio continued to benefit from its broadband exposure. Technology/Telecommunications is the largest overweight in the Portfolio, and despite the absolute decline of technology in the Index, our technology holdings significantly outperformed, contributing to performance. The technology holdings in the Portfolio have returned well over 5%, while the technology holdings in the Index have returned losses. Netscreen delivered strong returns as it was purchased by another of our standout performers, Juniper Networks, Inc. Affymetrix, Inc., a biotechnology equipment manufacturer, had a great first half. Energy also did well, with our overweight adding to returns, and BJ Services Co. being the standout. Finally, a strong stock in our Portfolio for the first half was Sprint PCS, which benefited from Cingular's acquisition of AT&T Wireless.

Not all of the technology names did well, however, with Peoplesoft, Inc., Intuit, Inc., BEA Systems, Inc., and 3Com Corp. having a tough first two quarters. Intuit, Inc. and BEA Systems, Inc. had some business execution issues, and were sold out of the Portfolio. Oracle Corp.'s attempted takeover of Peoplesoft continued to weigh on the stock. 3Com Corp. fell as the results from a joint venture with Huawei, a Chinese router manufacturer, disappointed. Garmin Ltd. reported a significant and unexpected drop in margins, dragging down our producer durables. Level 3 Communications, Inc. also underperformed in the first two quarters, though we added to the name on weakness. Lastly, both our healthcare underweight and stock selection detracted from returns.

MARKET OUTLOOK: The Portfolio is positioned to take advantage of the strong economic expansion that we believe may be sustained for the next two to three years. While some investors worry about the slowdown in China, higher interest rates, and higher oil prices, the three biggest swing factors in any economic expansion have yet to play out. Capital expenditures are at a forty-year low relative to profits; inventories are at a record low relative to sales; trade has yet to turn. Moreover, the Portfolio continues to be positioned to take advantage of the broadband revolution now underway, the increasing importance of biotechnology in the healthcare industry, the need to invest in energy, and the burgeoning demands of emerging markets' middle class.

PORTFOLIO MANAGERS' REPORT                 ING ALLIANCE MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                     FOR THE PERIODS ENDED JUNE 30, 2004
                                            -----------------------------------------------------
                                                              SINCE INCEPTION    SINCE INCEPTION
                                                                OF CLASS S         OF CLASS A
                                            1 YEAR   5 YEAR   AUGUST 14, 1998   SEPTEMBER 9, 2002
                                            ------   ------   ---------------   -----------------
Class S                                     41.44%    0.84%        4.13%                 --
Class A                                     41.21%      --           --               44.62%
Russell MidCap Growth Index(1)              27.33%    0.49%        4.37%(2)           25.62%(3)

The table above illustrates the total return of ING Alliance Mid Cap Growth Portfolio against the Russell Mid Cap Growth Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The Russell MidCap Growth Index consists of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values with greater than average growth orientation.

(2) Since inception performance of the index is shown from August 1, 1998.

(3) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTOR: The principal risks of investing in the Portfolio are those generally attributable to stock investing. The value of the Portfolio's investments in convertible securities may fall when interest rates rise. The value of the convertible security may fluctuate as the related security fluctuates. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform, and manager risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the full faith and credit of the U.S. Treasury, while obligations by others are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies if it is not obliged to do so by law. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Other investment strategies may pose risks to the Portfolio. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates. The Portfolio concentrates its investments in mid-capitalization companies and will tend to experience more volatility than funds not concentrated in one sector. Portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. See the Prospectus for details.

ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO        PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Karen A. Miller, Senior Vice President, Michael R. Ericksen, Senior Vice President, David Fisher, Chairman of Capital Guardian, Theodore Samuels, Senior Vice President, Eugene P. Stein, Executive Vice President, Terry Berkemeier, Vice President and Alan J. Wilson, Executive Vice President all with portfolio management responsibilities for Capital Guardian Trust Company, Sub-Adviser.

GOAL: The ING Capital Guardian Large Cap Value Portfolio (the "Portfolio") seeks long-term growth of capital and income.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 3.31%, compared to the Standard & Poor's ("S&P") 500 Index(1), which returned 3.44% for the same period.

PORTFOLIO SPECIFICS: U.S. equities ended the period with positive results. Robust corporate earnings were supported by positive economic news, helping stocks overcome concerns about rising interest rates, high energy prices and persistently negative headlines from Iraq.

Stocks were helped in early April on the long-awaited news that jobs were being created at a healthy pace. Subsequent reports during the quarter confirmed the trend. Other data indicated strength across many economic sectors. Manufacturing output surged, with capital goods in the lead. Additionally, surveys indicated that companies were regaining pricing power.

Stocks initially declined in the face of an accelerated timetable for interest rate hikes. By the time rates were raised by 25 basis points on June 30, however, investors had taken some comfort in the Federal Reserve's assurances that monetary policy would be tightened in a gradual, "measured" way.

The best returns within the Portfolio had no clear theme, with a variety of stocks from diverse industries providing good results. Sprint PCS was the top overall contributor for the period, having increased 64% in the first quarter alone, essentially driving positive stock selection within the telecommunication services sector. Another contributor for the first quarter was QUALCOMM, Inc., which was a bright spot in a sector that proved to be the top detractor for the period.

The weakest returns were concentrated in the health care and information technology sectors. Within health care, the Portfolio has an emphasis on pharmaceutical stocks. The majority of the impact came from Forest Laboratories, Inc., which was the top overall detracting security for the period. The stock was down 21% in the second quarter after gaining ground earlier in the year on a variety of generic drug challenges and media attention.

Within technology, the Portfolio's semiconductor-related holdings fell despite reporting strong quarterly results, as investors began to question if earnings for these companies were approaching a cyclical peak. That said, we believe the cycle has some distance to go yet, and companies like Applied Materials, Inc. and KLA-Tencor Corp. remain high convictions despite their performance for the first half of the year.

MARKET OUTLOOK: Stocks are caught in a tug-of-war between growing earnings and shrinking valuations as interest rates appear poised to rise. Valuations are somewhat rich relative to history, and therefore vulnerable. Perhaps offsetting this concern, earnings have been growing faster than expected thanks to a strong economy and newfound pricing power in a variety of industries. Historically, stocks have tended to rise during the early stages of tightening by the Federal Reserve. We think the remainder of this year will be no exception, with strong earnings continuing to offset contracting valuations. One of the risks for equities is that earnings growth rates for some companies may be approaching the peak for this cycle. However, this should provide us, as bottom-up managers, with continued opportunities to add value by identifying and investing in companies that we believe have strong earnings fundamentals.

PORTFOLIO MANAGERS' REPORT        ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                               AVERAGE ANNUAL TOTAL RETURNS
                                            FOR THE PERIODS ENDED JUNE 30, 2004
                                       ---------------------------------------------
                                                SINCE INCEPTION     SINCE INCEPTION
                                                   OF CLASS S         OF CLASS A
                                       1 YEAR   FEBRUARY 1, 2000   SEPTEMBER 9, 2002
                                       ------   ----------------   -----------------
Class S                                20.69%         2.36%                 --
Class A                                20.51%           --               23.67%
S&P 500 Index(1)                       19.11%        (3.00)%             14.75%(2)

The table above illustrates the total return of ING Capital Guardian Large Cap Value Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO WWW.ING.COM/US TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform, and manager risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. Other investment strategies may pose risks to the Portfolio. When the Portfolio lends securities, they may not be available on a timely basis and it may lose the opportunity to sell them at a desirable price. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO         PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by David I. Fisher, Chairman of the Board, Capital Group International, Inc., with portfolio management responsibilities for Capital Guardian Trust Company, Sub-Adviser.

GOAL: The ING Capital Guardian Managed Global Portfolio (the "Portfolio") seeks capital appreciation.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 2.21%, compared to the MSCI All Country World Free Index(1), which returned 3.57% for the same period.

PORTFOLIO SPECIFICS: Although returns were generally positive, profit-taking and a heightened sense of risk punctuated a volatile first half of the year for many global equity markets. Japan proved to be a developed-market leader as foreign investors targeted the improving economy.

Portfolio returns were helped by stock selection, particularly in the United States, as well as having an overweight position in Japan. Many of our high convictions in sectors such as telecoms, materials, financials and energy performed well. Our holdings in Japanese companies most closely linked to the domestic economic recovery, such as banks, retail and property shares, stood out during the period. Among our technology holdings, semiconductor production equipment and software companies were detractors, and positions in companies related to telecom equipment were helpful. Other detractors included holdings in media, autos and transportation.

Looking at the top 10 contributors for the period, Sprint PCS topped the list, having increased 64% in the first quarter alone, essentially driving positive stock selection within the telecommunication services sector. Telecom services ended the period as the top overall contributing sector. The materials sector was driven by Swiss cement manufacturer Holcim Ltd., who is starting to see the benefits of recent operational improvements. Their strong first quarter earnings also indicated strength in the underlying markets they do business in (both domestic and in developing countries). While not a major contributor at the sector level, information technology was home to three of the top 10 individual contributors for the period in QUALCOMM, Inc., Yahoo Japan Corp. and Nokia Corp. Additional names within the top 10 were U.S. internet auction portal eBay, Inc., U.S. pharmaceutical giant Allergan, Inc. and capital good manufacturer American Standard.

The two main detractors during the period were an underweight and stock selection within the industrials sector and an overweight and stock selection within healthcare, and more specifically pharmaceuticals. Canadian aerospace and transport company Bombardier, Inc., which was down -28% during the period, was the main detractor within the industrial sector. While the company's restructuring appears to be on track, questions about its effectiveness are lingering in the marketplace and a disappointing earnings announcement drove the stock price down. Within health care, and more specifically within the pharmaceuticals industry, the Portfolio's holdings in Sanofi-Synthelabo SA and Forest Laboratories, Inc. hurt results. Forest Laboratories, Inc. fell -21% in the second quarter alone on lackluster earnings and concern over how its anti-depressant drug Celexa will perform against generics. As the sixth largest position in the Portfolio, our conviction remains high. Similarly, Sanofi-Sythelabo SA has experienced a downturn following its agreement to merge with Swiss pharmaceutical company Aventis. Sanofi remains the fourth largest position in the Portfolio despite recent headlines.

MARKET OUTLOOK: In our opinion, investors are wrestling with the contradictory forces of a solid global economy and high corporate profits and the prospect of rising interest rates and inflation. In this environment and in light of continuing violence in Iraq, it is not surprising that markets are volatile. We will use opportunities the market presents to target companies with low valuations and better-than-consensus growth prospects. Given that we are in the later stages of the corporate earnings cycle and U.S. companies have tended to lead the cycle, we continue to find more value outside the United
States -- particularly in Japan, but increasingly in Europe. We continue to focus on companies with the ability and willingness to return surplus cash flows to shareholders in the form of higher dividends and share repurchases.

PORTFOLIO MANAGERS' REPORT         ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

                                         AVERAGE ANNUAL TOTAL RETURNS
                                      FOR THE PERIODS ENDED JUNE 30, 2004
                                 ---------------------------------------------
                                                              SINCE INCEPTION
                                                                OF CLASS S
                                 1 YEAR   5 YEAR   10 YEAR   SEPTEMBER 9, 2002
                                 ------   ------   -------   -----------------
Class S                          24.33%    4.98%    8.70%             --
Class A                          24.11%      --       --           21.98%
MSCI All Country World Free
  Index(1)                       24.92%   (1.14)%   7.18%          17.25%(2)

The table above illustrates the total return of ING Capital Guardian Managed Global Portfolio against the MSCI All Country World Free Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The MSCI All Country World Free Index is an unmanaged index of developed- and emerging-market equities in nations throughout the world.

(2) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. The Portfolio may engage in active and frequent trading of portfolio securities increasing transaction costs. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Risks of foreign investing are generally intensified for investments in emerging markets. Other investment strategies may pose risks to the Portfolio. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates. The Portfolio may short sale to hedge against market risks when the manager believes that the price of a security may decline; however, a Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform, and manager risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. A Portfolio may short sale to hedge against market risks when the manager believes that the price of a security may decline; however, a portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. See the Prospectus for details.

ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO              PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Michael R. Erickson, Senior Vice President and Portfolio Manager, Capital Guardian Trust Company, Sub-Adviser.

GOAL: The ING Capital Guardian Small Cap Portfolio (the "Portfolio") seeks long-term capital appreciation.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 0.27%, compared to the Russell 2000 Index(1) and the S&P SmallCap 600 Index(2), which returned 6.76% and 10.05%, respectively, for the same period.

PORTFOLIO SPECIFICS: U.S. small-cap stocks, as represented by the Russell 2000 Index, ended the first six months of the year up over 6%. Small caps underperformed large caps by a modest margin during the second quarter, narrowing the out-performance of the asset class over large caps year to date.

Within the Portfolio the main cause of underperformance was stock selection in the health care, information technology, consumer discretionary and industrial sectors. Detractors within these sectors included semiconductor production equipment, media, chemicals, and biotechnology. Our airline holdings also held back returns, although we used price weakness as an opportunity to add to positions in names such as Delta AirLines, Inc. and Alaska AirGroup, Inc.

Technology was a difficult area for the Portfolio during the period. While Netscreen Technologies was the second largest contributor to returns, underperformance occurred within the semiconductor capital equipment industry where the Portfolio continues to be overweight relative to the benchmark. Two names within this industry that ended the period as large detractors were LTX Corp. and Advanced Energy Industries, Inc.

Health Care stocks also accounted for large sector underperformance for the period, particularly Vicuron Pharmaceuticals, Inc. and Genta, Inc., both of which suffered setbacks at the FDA. We expected Vicuron Pharmaceuticals' anti-fungal drug to be approved, but instead the FDA asked for additional information from an ongoing clinical trial. On Genta, Inc., the FDA advisory panel took issue with the way Genta, Inc. structured its trial and questioned its clinical significance. This security was eliminated from the Portfolio during the second half of the period.

Within consumer discretionary, our overweight in the sector was slightly helpful to returns and several names from this sector had sufficient impact to show up as top contributors, including Steiner Leisure Ltd. and Warnaco Group, Inc. That said, within consumer discretionary, we were overweight media, which underperformed within consumer discretionary and we were underweight specialty retail, which is the biggest sub-segment of consumer discretionary and performed well during the period. Our media holdings hurt us in the period, particularly our radio stocks such as Radio One, Inc., Emmis Communications Corp., Entercom Communications Corp., and Citadel Broadcasting Corp., as the recovery in radio advertising has not followed the economic improvement.

The financial sector had the most positive impact to performance with WR Berkeley Corp. and Americredit Corp. the top contributors within that sector. Methanex Corp., the world's leading producer of methanol, was the stock with a strong contribution to performance in the period.

MARKET OUTLOOK: The maturing economic expansion and higher interest rates may be headwinds for the market and we continue to believe higher quality, fundamentally attractive companies will prevail. Thus, currently the bulk of our Portfolio is invested in what we believe are higher quality companies.

PORTFOLIO MANAGERS' REPORT              ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

                                         AVERAGE ANNUAL TOTAL RETURNS
                                     FOR THE PERIODS ENDED JUNE 30, 2004
                           --------------------------------------------------------
                                              SINCE INCEPTION      SINCE INCEPTION
                                                 OF CLASS S          OF CLASS A
                           1 YEAR   5 YEAR    JANUARY 3, 1996     SEPTEMBER 9, 2002
                           ------   ------    ---------------     -----------------
Class S                    20.99%    1.69%          8.76%                  --
Class A                    20.70%       --            --                19.55%
Russell 2000 Index(1)      33.37%    6.63%          9.08%(3)            26.96%(4)
S&P Small Cap 600
  Index(2)                 35.25%   10.69%         12.02%(3)            24.95%(4)

The table above illustrates the total return of ING Capital Guardian Small Cap Portfolio against the Russell 2000 Index and the S&P Small Cap 600 Index. The Indices are unmanaged and have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged Index that measures the performance of 3000 U.S. companies based on total market capitalization.

(2) The S&P SmallCap 600 Index is an capitalization-weighted index that measures the performance of selected U.S. stocks with small market capitalization.

(3) Since inception performance of the index is shown from January 1, 1996.

(4) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform, and manager risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. Other investment strategies may pose risks to the Portfolio. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the major exchanges. They also may be thinly trade, followed by fewer analysts, and subject to wider price swings, creating a greater risk of loss than securities of larger capitalization or more established companies. When the Portfolio lends securities, they may not be available on a timely basis and it may lose the opportunity to sell them at a desirable price. The Portfolio may short sell to hedge against market risks when the manager believes that the price of a security may decline; however, the Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

ING DEVELOPING WORLD PORTFOLIO                        PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Jan Wim Derks and Eric Conrads, Portfolio Managers, ING Investment Management Advisors B.V. ("IIMA"), Sub-Advisors since March 1, 2004. Previously managed by Baring International Investment Limited.

GOAL: The ING Developing World Portfolio (the "Portfolio") seeks capital appreciation.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned -4.74%. Over the same period the MSCI Emerging Market Free Index had a total return of -0.78%.

PORTFOLIO SPECIFICS: The large underperforming markets last year have been strong performers during the first two months of 2004. Korea, Malaysia and Mexico achieved positive relative performance and our strategy included overweight in all these markets. We correctly built Korea to an overweight position early in the period and reduced Thailand to an underweight position, but maintained an overall overweight to Asia. The country call that detracted value was the overweight position in Brazil at the outset of the first quarter. The January inflation release proved higher than expected and caused the Central Bank to caution about further interest rate cuts.

During the first two months of the year, broad sector strategy had a neutral impact on performance and the key influence was stock selection within sectors. The stock selection was mixed and disappointed in the larger markets of Asia. In Korea, we were not nimble enough in building up the domestic recovery sensitive stocks although the addition of Cheil Communications, Inc., a Media company, was positive. In Taiwan, the strategy in the Technology sector did not pay off. The large foundry stocks TSMC and UMC did not serve as appropriate proxies for the sector as local investors focused on other names. In China, the primary reason for the underperformance was the weakness of the oil company Sinopec. The stock rallied strongly on the back of China related euphoria at the end of last year and has given back some of those gains during the first quarter.

During the second quarter, emerging markets suffered from speculation that the U.S. Federal Reserve would have to raise interest rates as early as June to cool the economy. Between mid April and mid May the markets dropped more than 15%. A negative factor was the overweight position in YUKOS, an important Russian oil company. The government imposed a large tax liability and froze part of its assets. The stock more than halved since the beginning of the second quarter. For the six-month period, poor stock selection, specifically in Taiwan, was the main cause of underperformance. The underweight positions in China and Thailand, as well as the over weights in Mexico and Malaysia have positively contributed to the Portfolio's performance.

MARKET OUTLOOK: Despite the current uncertainties in the markets we remain constructive on the emerging markets asset class. We think the actual impact of rising interest rates on the markets is exaggerated. Historically emerging markets have performed relatively well during periods of restrictive U.S. monetary policy. In addition, fundamentals of emerging markets are stronger than during previous periods of globally rising interest rates. Although global growth has probably peaked, we believe the emerging markets will deliver strong earnings growth of approximately 30% in 2004 and 8% in 2005. We expect further future multiple expansion for emerging markets as valuations remain at a 30% discount to developed markets. For 2004-05, average price-to-earnings are at around 10 times. Furthermore, emerging economies are expected to grow by 5-6% on average in 2004-05. Our investment strategy is to focus on countries where economic growth is robust and on companies with improving cash flow, solid balance sheets and attractive valuations. We are currently finding the best opportunities in Brazil, Mexico, India, Malaysia and Taiwan.

PORTFOLIO MANAGERS' REPORT                        ING DEVELOPING WORLD PORTFOLIO
--------------------------------------------------------------------------------

                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                      FOR THE PERIODS ENDED JUNE 30, 2004
                                            -------------------------------------------------------
                                                               SINCE INCEPTION     SINCE INCEPTION
                                                                 OF CLASS S          OF CLASS A
                                            1 YEAR   5 YEAR   FEBRUARY 18, 1998   SEPTEMBER 9, 2002
                                            ------   ------   -----------------   -----------------
Class S                                     24.54%   (0.44)%        (1.09)%                --
Class A                                     24.39%      --             --               18.68%
MSCI Emerging Markets Free Index(1)         33.51%    3.27%          2.99%(2)           25.75%(3)

The table above illustrates the total return of ING Developing World Portfolio against the MSCI Emerging Markets Free Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The MSCI Emerging Markets Free Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(2) Since inception performance of the index is shown from March 1, 1998.

(3) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. A Portfolio may engage in active and frequent trading of portfolio securities increasing transaction costs. The value of the Portfolio's investments in convertible securities may fall when interest rates rise. The value of the convertible security may fluctuate as the related security fluctuates. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest risk, the risk that the value of the security may fall when interest rates rise. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Risks of foreign investing are generally intensified for investments in emerging markets. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the securities at an advantageous time or price. Other investment strategies may pose risks to the Portfolio. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates. When the Portfolio lends securities, they may not be available on a timely basis and it may lose the opportunity to sell them at a desirable price. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO        PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Richard Skeppstrom, Managing Director, Eagle Asset Management, Inc., Sub-Adviser.

GOAL: The ING Eagle Asset Capital Appreciation Portfolio (the "Portfolio") seeks capital appreciation. Dividend income is a secondary objective.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 3.69%, compared to the Standard & Poor's ("S&P") 500 Index(1) and the Russell 1000 Index(2), which returned 3.44% and 3.33%, respectively, for the same period.

PORTFOLIO SPECIFICS: There was a change to report in the management of the Portfolio that occurred during the first half of 2004. Sub-Adviser Eagle Asset Management will continue to act as Sub-Adviser for the Portfolio, but Eagle's Conservative Large Cap Equity team assumed investment responsibility for the Portfolio on May 3, 2004, and, therefore, they have provided this report and will provide all future reports regarding the Portfolio.

The strong upward momentum that carried stocks into the New Year was not maintained during the first quarter as investor psychology shifted toward a more defensive mode in late January, early February following a slight change in Federal Reserve ("Fed") statement semantics indicating that it can be "patient" in remaining accommodative as opposed to keeping interest rates low "for a considerable period." Mixed economic data, including a very sluggish labor market, also played a role in dampening investor enthusiasm despite strong earnings growth.

Major stock indices moved higher in the second quarter, reversing first-quarter declines for both the Dow Jones Industrials and the NASDAQ Composite while maintaining the broader S&P 500's upward momentum. Besides energy, which continued to be supported by rising crude prices, group leadership changed significantly during mid-May, moving from less economically sensitive sectors (e.g. consumer staples, energy, finance, and utilities) that led the previous quarter, to pro-cyclical capital-spending beneficiaries (e.g. industrials and technology). Following blockbuster employment reports for both March and April, the May report showing 248,000 was in the anticipated range: not too hot to encourage more than "measured" Fed tightening and not too cold to question the sustainability of consumer spending growth. The Fed, as expected, responded with a 0.25% increase in its target rate at its late June meeting, marking its first rate hike in four years.

For the first half of the year, the Portfolio's Class S shares outperformed the S&P 500 Index.

Portfolio performance during the second quarter was affected somewhat by the early May timing of the Portfolio transition to the new management team at Eagle as we had significant exposure to the healthcare and consumer staples sectors that had outperformed in our other accounts in April. Sector rotation shifted toward technology and capital goods in mid-May, however, penalizing healthcare in particular where drug holdings (including Wyeth, Pfizer, Inc., and Eli Lilly & Co.) appeared to be under the added pressure of Senate hearings on drug re-importation. Moreover, consumer staples holdings (including McDonalds Corp. and Altria Group, Inc.) experienced selling pressure during the market's rotational shift, and technology was held back by the underperformance of Taiwan Semiconductor Manufacturing Co. Ltd. (impacted by the payment delay in its stock dividend). On the other hand, the Portfolio's overweighting in the capital goods sector provided an offset with good relative performance in stocks such as Tyco Intl. Ltd., Illinois Tool Works, Inc. and Waste Management, Inc.

Year-to-date sector performance leaders included capital goods, communications (Sprint PCS), and energy (Halliburton Co., BP), while the laggards included basic materials (Rohm & Haas Co., International Paper Co.), consumer cyclicals (Omnicom Group, Inc., Honda Motor Co. Ltd.) and healthcare (Wyeth, HCA, Inc., Eli Lilly & Co.).

Sector positioning at the end of the second quarter reflects valuation and fundamental considerations in an economy that has been recovering since the recession ended in November 2001. Our expectation that capital investment will continue on a recovery path offering investment opportunities is reflected in the Portfolio's overweighting in capital goods and market weight in technology. In addition, the Portfolio is positioned to participate in attractively valued, more economically stable growth areas via its over weightings in healthcare and consumer staples. The financial sector, however, still faces headwinds in a more challenging interest-rate environment. In addition, the aging contribution of consumer spending growth to the economy's recovery appears to have limited investment opportunities in consumer cyclicals. The lack of secular growth appeal in basic materials, utilities and energy has typically limited our exposure to those sectors. In any event, sector weightings will change over time as valuation opportunities present themselves with fundamental support.

MARKET OUTLOOK: In our approach, we tend to be somewhat flexible in dealing with ever changing market conditions. We did not own much technology in 1999, for instance, when we viewed it as ridiculously expensive. That move hurt our relative performance that year, but proved to be the right move for the ensuing years when tech prices contracted. Fear, controversy and conspiracy ruled the markets in 2002 and early 2003, unfairly tainting what we viewed as many fine businesses. We continued our pattern of buying names we thought were fairly valued and again made handsome returns.

This year's conditions include the fact that, for the first time in several years, we are finding that relative value is not in controversial companies or those with difficult fundamentals, but in the best mega-cap businesses. These are the highest-quality, largest-capitalization businesses

PORTFOLIO MANAGERS' REPORT        ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

with the most dominant franchises. These businesses are a little bit more expensive on average than the average stock, but they are -- in our view -- worth it. For the first time in years, we believe we can safely buy stocks like Microsoft Corp., Home Depot, Inc., Pfizer, Inc., Time Warner, Inc., Comcast Corp., American Express Co., Dell, Inc. FedEx Corp., Intel Corp., Exxon Mobil Corp. and others.

Moving on to the economic backdrop, the current fixation on interest-rate increases misses the larger point that we believe short-term rates remain too low and need to be raised before unintentional damage is done. The economy and stocks have done fine over the last 20 years with short-term rates holding generally above 3 percent. We believe a move back up indicates the economy is healthy and if rates don't rise, there is something seriously wrong with the economy. Earnings growth may have peaked, but we believe continued growth in capital spending should produce respectable revenue growth highly prized by the stock market.

--------------------------------------------------------------------------------

                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                     FOR THE PERIODS ENDED JUNE 30, 2004
                                            -----------------------------------------------------
                                                              SINCE INCEPTION    SINCE INCEPTION
                                                                OF CLASS S         OF CLASS A
                                            1 YEAR   5 YEAR   JANUARY 3, 1995   SEPTEMBER 9, 2002
                                            ------   ------   ---------------   -----------------
Class S                                     19.08%    0.37%         8.53%                --
Class A                                     18.84%      --            --              13.67%
S&P 500 Index(1)                            19.11%   (2.17)%       11.97%(4)          14.75%(5)
Russell 1000 Index(2)                       19.48%   (1.65)%       11.95%(4)          15.18%(5)
Russell 1000 Value Index(3)                 21.13%    1.87%        13.24%(4)          15.96%(5)

The table above illustrates the total return of ING Eagle Asset Capital Appreciation Portfolio against the S&P 500 Index, the Russell 1000 Index and the Russell 1000 Value Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(3) The Russell 1000 Value Index measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(4) Since inception performance of the index is shown from January 1, 1995.

(5) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform, and manager risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Other investment strategies may pose risks to the Portfolio. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO             PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Tom Allen, Portfolio Manager, Fidelity Management & Research Company ("FMR"), Sub-Adviser.

GOALS: The ING FMR Diversified MidCap Portfolio (the "Portfolio") seeks long-term growth of capital.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 5.76%, compared to the Standard & Poor's ("S&P") MidCap 400 Index(1), which returned 6.08% for the same period.

PORTFOLIO SPECIFICS: For the six-month period ended June 30, 2004, equities realized modest gains as the economic recovery continued to take hold. Economic growth and strong corporate earnings bid well for stocks, but geopolitical concerns, rising interest rates, and high energy costs dampened market results. Value stocks outperformed growth stocks during the first half of 2004, with the Russell 1000 Value Index and the Russell 1000 Growth Index returning 3.9% and 2.7%, respectively. Against this backdrop, the Portfolio posted strong returns, yet underperformed the benchmark S&P MidCap 400 Index. The Portfolio's relative outperformance was the result of an underweighting in technology stocks as well as strong stock selection within the financial sector. Also contributing to performance was the Portfolio's overweighting in energy-related companies. On the negative side, security selection within materials and consumer discretionary stocks detracted from performance.

--------------------------------------------------------------------------------

                                         AVERAGE ANNUAL TOTAL RETURNS
                                     FOR THE PERIODS ENDED JUNE 30, 2004
                                 --------------------------------------------
                                          SINCE INCEPTION    SINCE INCEPTION
                                            OF CLASS S         OF CLASS A
                                 1 YEAR   OCTOBER 2, 2000   SEPTEMBER 9, 2002
                                 ------   ---------------   -----------------
Class S                          25.57%        1.41%                 --
Class A                          25.39%          --               18.08%
S&P MidCap 400 Index(1)          27.98%        4.40%              20.14%
Russell MidCap Index(2)          29.39%        3.54%(3)           23.09%(4)

The table above illustrates the total return of ING FMR(SM) Diversified Mid Cap Portfolio against the S&P MidCap 400 Index and the Russell MidCap Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(2) The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

(3) Since inception performance of the index is shown from October 1, 2000.

(4) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. The Portfolio may engage in active and frequent trading of portfolio securities, increasing transaction costs. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform, and manager risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Risks of foreign investing are generally intensified for investments in emerging markets. An exchange traded fund, or ETF, may carry additional risk, including trading at a discount, trading on markets that are undeveloped or not maintained. Trading may be halted if the listing exchange's officials deem such action appropriate, the shares become delisted, or if market-wide "circuit breakers" halt stock trading generally. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Other investment strategies may pose risks to the Portfolio. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates. A risk of the portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued might actually be appropriately priced. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

PORTFOLIO MANAGERS' REPORT  ING GOLDMAN SACHS INTERNET TOLLKEEPER(SM) PORTFOLIO*
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals, Goldman Sachs Asset Management, L.P., Sub-Adviser.

GOAL: The ING Goldman Sachs Internet Tollkeeper Portfolio (the "Portfolio") seeks long-term growth of capital.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 0.30%, compared to the Standard & Poor's ("S&P") 500 Index and the NASDAQ Composite Index, which returned 3.44% and 2.43%, respectively, for the same period.

PORTFOLIO SPECIFICS: Within the Technology sector, Microsoft Corp., eBay, Inc., Yahoo!, Inc., Symantec Corp., ADTRAN, Inc., and QUALCOMM, Inc. were notable contributors to performance. In the case of Microsoft, the market is beginning to recognize the strong fundamentals of its business. Microsoft continues to be the low cost provider of PC operating systems and business software while investing in units such as Microsoft Business Solutions, MSN Internet service, and the XBox. With its recent anti-trust settlement behind it, the company plans to use some of its estimated $56 billion in cash to benefit shareholders by buying back stock or reinvesting in its business. IronMountain, Inc. also provided strong results for the first half of the year. Crown Castle International Corp.'s stock rallied as it reported strong first quarter results and raised 2004 guidance. Leasing levels also were positive, up 25% year-over-year due to wireless customer demand for better coverage and capacity. Additionally this quarter, Crown Castle announced the sale of its UK operations to native National Grid Transco. We view this as a positive move for Crown Castle, as we believe it will strengthen the firm's balance sheet and position it to focus on the higher growth potential of the U.S. business.

The Portfolio's businesses in the Media sector that are exposed to the radio market were weak during the reporting period, as analysts were disappointed by near-term advertising sales. While the recent stock performance from Viacom, Inc. and Clear Channel Communications, Inc. is disappointing, we remain focused on their competitive advantages and long-term growth prospects. On the positive side of the Media sector, Lamar Advertising Co. was up strongly during the quarter. Lamar is a large outdoor advertising (billboard) company in the U.S. Outdoor advertising has rebounded along with the increases in cable, broadcast, and online advertising. As the advertising recovery continues to develop, we believe that Lamar is poised to benefit by improving its already dominant competitive position. Another Media holding that enhanced results was E.W. Scripps Co., a diversified firm with interests in newspapers, national television networks, broadcast television, and television retailing. During the quarter, the company's revenue increased 18% year-over-year on the strength of its cable television arm and an increase in advertising sales.

MARKET OUTLOOK: We continue to have confidence in the high-quality businesses in our Portfolio, as we believe they have the financial strength to perform well in various market environments. This year we have seen strong returns from many of our companies that lagged in 2003. Investors have rewarded companies with strong balance sheets and solid business fundamentals. While several businesses in the Media sector have not yet been recognized due to a sluggish radio advertising market, we are encouraged by the attractive valuations and enduring growth prospects we find in this area.

We continue to focus on the characteristics that we believe should enable the Portfolio's holdings to produce superior long-term growth. Our strategy of investing in industry leaders that are capitalizing on secular trends has given us confidence in the long-term sustainability of their businesses. While some investors attempt to forecast the market's direction (which we contend is unpredictable), we concentrate our efforts on what we know: businesses with strong business franchises, favorable long-term prospects, and excellent management are well positioned to generate superior returns over the long term.

------------------
* Effective August 1, 2004, the ING Goldman Sachs Internet Tollkeeper(SM) Portfolio changed its name to ING Goldman Sachs Tollkeeper(SM) Portfolio.

ING GOLDMAN SACHS INTERNET TOLLKEEPER(SM) PORTFOLIO   PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

                                         AVERAGE ANNUAL TOTAL RETURNS
                                     FOR THE PERIODS ENDED JUNE 30, 2004
                                 --------------------------------------------
                                          SINCE INCEPTION    SINCE INCEPTION
                                            OF CLASS S         OF CLASS A
                                 1 YEAR     MAY 1, 2001     SEPTEMBER 9, 2002
                                 ------     -----------     -----------------
Class S                          18.49%       (11.75)%               --
Class A                          18.13%           --              24.42%
S&P 500 Index(1)                 19.11%        (1.22)%            14.75%(4)
Nasdaq Composite Index(2)        35.41%         5.72%             65.85%(4)
GS Internet Index(3)             26.72%        (0.62)%            27.92%(4)

The table above illustrates the total return of ING Goldman Sachs Internet Tollkeeper(sm) Portfolio against the S&P 500 Index, the Nasdaq Composite Index and the Goldman Sachs Internet Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market & SmallCap stocks.

(3) The Goldman Sachs Internet Index is a capitalization-weighted index of selected Internet companies.

(4) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. Derivative securities are subject to market risk, credit risk related to the counterparty's ability to perform, and manager risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Risks of foreign investing are generally intensified for investments in emerging markets. Government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the full faith and credit of the U.S. Treasury, while obligations by others are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies if it is not obliged to do so by law. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. High-yield bonds generally present greater credit risk than higher quality debt securities, and typically have greater potential price volatility. The market value of debt securities tends to move in the opposite direction to interest rates. Stock prices of Internet and Internet-related companies can vary significantly as a result of intense worldwide competition, government regulation, excessive investor optimism or pessimism, and other factors. Initial Public Offerings may be more volatile than other securities. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the securities at an advantageous time or price. Other investment strategies may pose risks to the Portfolio. Equity securities face market, issuer, and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities may offer greater long-term growth than most debt securities, they generally have higher volatility. A bond issuer may fail to repay interest and principal in a timely manner. The Portfolio may concentrate its investments in Internet related companies and will tend to experience more volatility than funds not concentrated in one sector. The Portfolio may short sell to hedge against market risks when the manager believes that the price of a security may decline; however, the portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

PORTFOLIO MANAGERS' REPORT                             ING HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: John Payne, Investment Manager, Baring International Investment Limited, Sub-Adviser.

GOAL: The ING Hard Assets Portfolio (the "Portfolio") seeks long-term capital appreciation.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned -9.00%, compared to the Standard & Poor's ("S&P") 500 Index and the Goldman Sachs National Resource Index(2), which returned 3.44% and 8.15%, respectively, for the same period.

PORTFOLIO SPECIFICS: The Natural Resource sector began 2004 with market conditions consistent with expectations of global synchronized growth and strong demand for hard assets. The first quarter was characterized by improving global economic growth and very strong demand for commodities from China. Investors appeared to focus their attention on the Chinese economy and the rampant demand for commodities by Chinese consumers who in turn drove commodity prices higher. The gold price remained well supported rising to $426/oz. Elsewhere the crude oil price continued to steadily appreciate providing support to the Energy sector. However, the second quarter was marked by a sharp correction in stock prices following the Chinese government and the U.S. Federal Reserve ("Fed") warning investors that interest rates were likely to rise by the end of the second quarter of 2004. In turn, the U.S. Dollar appreciated against the Euro which resulted in equities falling and underlying commodity prices falling sharply with Emerging Market stocks being particularly hard hit due to the unwinding of leveraged positions held by speculators.

The key strategy themes we identified in 2003 remained in place during the first half of 2004. Global synchronized growth led by the United States and China continued to underpin demand. Commodity prices continued to rise as inventories held on the London Metal Exchange fell to critical levels for a number of key base metals. Bulk commodity prices of iron ore and coal also continued to rise sharply. Driven by demand from steel companies and electricity generators as the country suffered worsening electricity shortages. However, the Chinese government became increasingly concerned about the economy over-heating and the risk of accelerating inflation. The Sector had attracted a significant level of speculators with leveraged exposure. Concerted tightening by the Central Bank of China, also coinciding with the Federal Reserve's comments about moving onto a tightening monetary policy bias, resulted in commodity prices and equities correcting sharply. The Portfolio maintained a significant overweight position to the Base Metal and Precious metals sectors. This was concentrated in the Emerging Market stocks, which were direct beneficiaries of the demand from China. This included companies such as Norlisk Nickel and CVRD. Although these stocks displayed attractive valuation and growth fundamentals, they nevertheless did not escape the correction, falling 20% and 22%, respectively.

Gold was another key theme for investment during the period. The Portfolio maintained an overweight to the sector during the period on the view that the U.S. Dollar would remain weak against major currencies. Indeed the price of gold has appreciated to $426/oz by the end of quarter one. Following the U.S. Fed's comments the gold price fell sharply ending the quarter below $400/oz. As a result of gold equities fell sharply including U.S. listed Newmont Mining Ltd., which fell -20%.

We have consistently maintained the view that the oil price would stay higher for longer. This has been born out over the period under review when the WTI crude oil price reached $41/bl. Fundamental demand for crude oil coupled with geopolitical risk in the Middle East attracted speculative activity. As a result, we have seen a significant level of upgrades to the oil price in turn leading to the sector outperforming during the period. The Portfolio maintained exposure to the Emerging Market producers given their relatively higher production growth, lower operating costs and better valuations. Particularly the Russian oil companies. Unfortunately, the Portfolio was impacted by the YUKOS affair in Russia. This led to a severe sell-off of the Russian oil stocks in the portfolio. Given the risk that YUKOS could be forced into bankruptcy, we have sold the stock. Keeping with our positive view on the oil price we have increased the weighting to energy through the larger super-integrated oil stocks as the market takes a cautious view on Russian oil stocks at this time.

The positive global macroeconomic environment remains in place and demand for commodities has not diminished. Indeed despite certain sectors in China now slowing, demand for commodities remains strong and prices have recovered most of

ING HARD ASSETS PORTFOLIO                             PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

the correction seen in April and May. If China can achieve a soft landing, and growth in the U.S. does not slow below 3.5% in 2005, we expect resource-based equities to perform strongly over the medium term.

Overall, the Portfolio underperformed the benchmark due to the correction in the Emerging Market stocks held in the Portfolio. Therefore stock selection was the major detractor to performance over the period. During the period, we reduced the Portfolio exposure to Emerging Market stocks diversifying it into developed market producers. Over the last six months, there has been a strong increase in demand for commodities from the developed economies including the United States and Japan. Stocks such as Phelps Dodge Corp. and BHP Billiton Ltd. attracting significant investor attention as the global economy continues to recover.

MARKET OUTLOOK: We expect the dominant themes of positive global macroeconomic data and ongoing Chinese demand to persist during the rest of 2004. This should lead to commodity prices being well supported over this period. Indeed commodity inventories generally remain low with little new production coming on stream in the medium term. The Portfolio has reduced the overweight exposure to Base Metals and Gold while increasing the weight to Energy and Chemicals. Demand for Energy is expected to remain strong during the summer months and therefore we expect the crude oil price to average above $35/bl in the second half of 2004. Valuations have improved following the sell off in April and May 2004 while analysts have revised earnings up on the back of strong commodity prices. The Portfolio has specifically targeted coal and copper in Base Metals given the shortage of supply, especially steaming coal in China. The Portfolio holds Yanzhou Coal, the largest private sector coal company in China. With electricity shortages affecting 24 cities including Shanghai and Beijing, coal prices will remain very strong during the second half of 2004. Copper is attractive given that demand is becoming more globalized. With industrial production rising in the United States, Japan and Europe, there are already supply deficits emerging in the metal. There are relatively few copper companies with the major ones being BHP Billiton Ltd., Rio Tinto Ltd and Phelps Dodge Corp. Hence, the Portfolio has increased its exposure to these stocks.

Meanwhile energy also remains a major theme for investment. China is the second largest consumer of oil in the world behind the United States. Although China's economy is forecast to slow to around 8%, consumption of oil will not fall in nominal terms. Indeed, the IEA has consistently under estimated demand in China. Consumption growth is around 10%, consuming around 6.7 million barrels per day. The sector has seen little investment to grow production by the major developed market energy companies. In turn, analysts have consistently revised up their oil price forecasts which in turn is underpinning forecast earnings growth over the next several years. Therefore at the end of June, the Portfolio had 45% of its assets invested in energy. We continue to believe that OPEC will maintain the discipline shown in the last 3 years. Coupled with strong demand, we believe the oil price will average around $35/bl in the second half of 2004 and over $30/bl in 2005.

It is still very hard to mark a really compelling long-term case for either the Chemicals or Forest Product sectors. Nevertheless, both sectors are benefiting from confirmation that the global economy is recovering. As such we have reduced our underweight exposures to both sectors.

PORTFOLIO MANAGERS' REPORT                             ING HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

                                              AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2004
                                            --------------------------------------------------------------------
                                                                            SINCE INCEPTION     SINCE INCEPTION
                                                                               OF CLASS A          OF CLASS I
                                            1 YEAR    5 YEAR    10 YEAR    SEPTEMBER 9, 2002      MAY 19, 2003
                                            ------    ------    -------    -----------------      ------------
Class S                                      26.29%     3.53%     5.20%             --                  --
Class A                                      26.04%       --        --           19.03%                 --
Class I                                      26.45%       --        --              --               32.57%
S&P 500 Index(1)                             19.11%    (2.17)%   11.87%          14.75%(4)           18.90%(5)
Goldman Sachs Natural Resources Index(2)     31.45%     2.77%      N/A(6)        20.68%(4)           28.88%(5)
Russell 2000 Index(3)                        33.37%     6.63%    10.93%          26.96%(4)           32.62%(5)

The table above illustrates the total return of ING Hard Assets Portfolio against the Russell 2000 Index, S&P 500 Index and the Goldman Sachs Natural Resources Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO WWW.ING.COM/US TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) Goldman Sachs Natural Resources Index is a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors.

(3) The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(4) Since inception performance of the index is shown from September 1, 2002.

(5) Since inception performance of the index is shown from June 1, 2003.

(6) The Index commenced August, 1996.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. A Portfolio may engage in active and frequent trading of portfolio securities increasing transaction costs. The Portfolio may borrow for temporary purposes, costing the Portfolio interest expense and other fees. Derivative securities are subject to market risk, credit risks related to counterparty's ability to perform, and manager risk. The investment of a large percentage of the Portfolio's assets in the securities of a small number of issuers may cause the Portfolio's share price to fluctuate more than that of a diversified portfolio. International investing poses special risks not found in domestic investments, including currency fluctuations, and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Risks of foreign investing are generally intensified for investments in emerging markets. Securities of hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various natural resources. Other investment strategies may pose risks to the Portfolio. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the securities at an advantageous time or price. The Portfolio may short sale to hedge against market risks when the manager believes that the price of a security may decline; however, a portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest rate risk, the risk that the value of the security may fall when interest rates rise. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. A Portfolio may concentrate its investments in one more industries and will tend to experience more volatility than diversified funds. A portfolio that concentrates its investments in a single market sector, volatility in that sector will have a greater impact on a portfolio than it would on a portfolio that has securities representing a broader range of investments. See the Prospectus for details.

ING INTERNATIONAL PORTFOLIO                           PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Managed by Phillip A. Schwartz, CFA and Richard Saler, Senior Vice Presidents, ING Investment Management Co., Sub-Adviser.

GOAL: The ING International Portfolio (the "Portfolio") seeks long-term growth of capital.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 2.93%, compared to the MSCI EAFE Index(1), which returned 4.86% for the same period.

PORTFOLIO SPECIFICS: Over the last six months, the Portfolio has been gradually shifted to a more defensive posture. Overall our overweights in defensive sectors such as consumer staples, energy, and materials and our underweights in offensive sectors, such as telecom and technology, contributed positively to returns. Stock selection in the industrials sector was weak, but was partially offset by strong performance of consumer discretionary holdings.

On an individual basis, the Hungarian OTP Bank Rt. and Greek Organization of Football Prognostics SA (OPAP), the Greek amusement company, which reported a strong outlook for a new game, were our strong performers. On the other hand, the shares of the Swiss-based Adecco, a provider of temporary workers, fell sharply after announcing it would have to delay the release of its 2003 financial statements. Given the uncertainties, we decided to sell the stock from the Portfolio.

During the reporting period, we added to financials with a focus on insurance. We reduced our exposure to industrials, mainly as a consequence of the sale of Adecco and BAA (UK), and to the consumer discretionary sector. On a regional basis, we reduced our exposure to emerging markets, which have benefited from low interest rates and strong commodity demand from China, but currently are under pressure.

MARKET OUTLOOK: We believe that the shift of stock market leadership away from the speculative, lower quality, high price-to-earnings ("P/E") stocks toward higher quality companies will continue during the second half of 2004. However, the remainder of the year will likely be challenging as we continue to assess the ongoing impact of economic trends, the difficult Iraqi conflict, China's influence on worldwide growth and inflation, and the U.S. presidential campaign. The European recovery shows no sign of imminent acceleration. Furthermore, the slowing Chinese economy is likely to continue to be reflected in lower import volumes and lower commodity prices, which could further damage many emerging markets' economies. On the other hand, in Japan, we see some signs that domestic consumption growth might be on the rise.

PORTFOLIO MANAGERS' REPORT                           ING INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                 FOR THE PERIODS ENDED JUNE 30, 2004
                                            ----------------------------------------------
                                                      SINCE INCEPTION     SINCE INCEPTION
                                                        OF CLASS S          OF CLASS A
                                            1 YEAR   DECEMBER 17, 2001   SEPTEMBER 9, 2002
                                            ------   -----------------   -----------------
Class S                                     26.17%         4.52%                  --
Class A                                     25.95%           --                15.57%
MSCI EAFE Index(1)                          32.85%         8.66%(2)            26.61%(3)

The table above illustrates the total return of ING International Portfolio against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO WWW.ING.COM/US TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(2) Since inception performance of the index is shown from January 1, 2002.

(3) Since inception performance of the index is shown from September 1, 2003.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. A bond issuer may repay its high yielding bond before the bond's maturity date, reducing yield opportunity. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest risk, the risk that the value of the security may fall when interest rates rise. Changes in market prices of securities or interest rates may result in a loss on derivatives. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform, and manager risk. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Risks of foreign investing are generally intensified for investments in emerging markets. The market value of debt securities tends to move in the opposite direction to interest rates. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the securities at an advantageous time or price. Other investment strategies may pose risks to the Portfolio. The stock market may not favor the type or style of securities in which the Portfolio invests. Fixed income securities with longer maturities are more volatile than other fixed income securities with shorter maturities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. Portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

ING JANUS SPECIAL EQUITY PORTFOLIO                    PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: David C. Decker, Vice President and Portfolio Manager, Janus Capital Management LLC, Sub-Adviser.

GOALS: The ING Janus Special Equity Portfolio (the "Portfolio") seeks capital appreciation.

PERFORMANCE: For six months ended June 30, 2004, the Portfolio's Class S Shares returned 2.77%, compared to the Standard & Poor's ("S&P") 500 Index(1), which returned 3.44% for the same period.

PORTFOLIO SPECIFICS: Hindering our results was a contraction in a number of our Indian holdings, including Reliance Industries. This correction was likely triggered by the Congress Party's surprise, populist-driven victory in national elections, which spurred fears that the new administration might hamper India's economic reforms. The market eventually regained some lost ground after the late prime minister's wife Sonia Gandhi stepped aside in favor of Manmohan Singh, the chief architect of economic reform under the Congress Party in the early 1990s. Shares have yet to rebound fully, as investors await the release of the government's first budget. Nonetheless, our meeting with the Indian finance minister reassured us that the new administration has no intention of rolling back reforms. Consequently, we used the weakness to add to our Indian holdings, all of which we believe remain materially undervalued.

Other detractors included media holdings, Sinclair Broadcast Group, Inc. and Liberty Media Int'l. Ltd. The media industry has struggled recently, as investors weigh heightened competition, rising programming costs and several negative rulings by the Federal Communications Commission.

Cadence Design Systems, Inc. and EchoStar Communications Corp. also declined. Cadence manufactures software and hardware technology used by companies to design and develop complex integrated circuits, and therefore their stock prices fell when semiconductor stocks pulled back. Satellite television provider EchoStar Communications Corp. retreated on news that subscriber growth had fallen below expectations.

On a positive note, investors rewarded a number of our holdings during the period, benefiting our performance. Apple Computer, Inc., in particular, remained a top contributor. In less than 18 months on the market, Apple's iPod portable music device has achieved a 50% market share, transforming the company and the industry. Investors are starting to recognize that the iPod franchise is creating ancillary benefits for the company's other product lines. We remain impressed with Apple's slow, methodical approach to building market share in its core computer business, and have been pleased that our initial confidence in the company has paid off. While we believe more upside remains, we have reduced our weighting in the stock as we look for opportunities that we believe have more valuation upside.

Tyco Int'l. Ltd. was another strong performer. Under the guidance of its new management team, the company has worked hard to slash expenses, widen profit margins and use the additional cash flow to substantially reduce its debt load. Also aiding our results was Station Casinos, Inc., one of the two dominant players serving local Las Vegas gamblers, a niche that, in my opinion, offers significant growth potential and has high barriers to entry. Additionally, Station continues to expand its partnerships in the lucrative Native American gaming market -- deals that provide a potentially large return on a small initial investment. Meanwhile, Station continues to refinance its debt, significantly lowering its capital costs as it positions itself for new growth. Among its plans are five new casinos, as well as the sprawling, next-generation Red Rock Casino project serving Vegas locals.

We were also pleased with the performance of Reckitt Benckiser, a British packaged goods company. We believe investors are now beginning to recognize the virtues of this extremely well-managed, high-quality business, including its impressive free cash flow, improving gross margins, and expanding returns on invested capital. Nonetheless, the stock still sells at a discount, and we believe offers additional upside going forward.

Additionally, SK Corp., an oil refiner headquartered in Korea, was a strong contributor during the period as it continued to benefit from higher oil prices.

While maintaining our bottom-up approach to building the Portfolio one security at a time, certain sectors did have a material impact on the Portfolio. For example, the sector with the most negative impact on our absolute performance was the consumer discretionary group, an area in which several select holdings underperformed our expectations and where we carried more than twice

PORTFOLIO MANAGERS' REPORT                    ING JANUS SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

the exposure than that of the Index. Another weak area of investment for the Portfolio was healthcare, a sector to which we had only minimal exposure. Meanwhile, the sector with the greatest positive impact on the Portfolio's absolute performance was information technology, an area in which our stock-picking produced the majority of our returns. Our weighting in the industrials sector also contributed significantly to our results.

MARKET OUTLOOK: As we look ahead, we caution that market conditions may remain challenging as investors try to predict the impact of higher interest rates on economic growth, corporate earnings and market multiples. In this environment, rumors and short-term sentiment shifts may prevail over a more rationale, longer-term assessment of underlying company value. While such periods can be nerve-wracking, they also create opportunities. After all, my investment approach focuses on situations where stocks for some reason trade out of line with their intrinsic value. We manage downside risk while maximizing our long-term return potential. But we have to be willing to be patient, confident that we've done our homework, knowing that it can take time for our ideas to bear fruit.

Ultimately, successful long-term investing takes discipline and patience. It's about adhering to a consistent strategy, even when the market hands you bad days. If you have chosen to invest in this Portfolio, I believe it's because you have confidence in my approach, and understand that it takes time to build our positions and realize their potential. I remain committed to my investment strategy, and am optimistic it will deliver exceptional performance over the long-term.

ING JANUS SPECIAL EQUITY PORTFOLIO                    PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                FOR THE PERIODS ENDED JUNE 30, 2004
                                            --------------------------------------------
                                                     SINCE INCEPTION    SINCE INCEPTION
                                                       OF CLASS S         OF CLASS A
                                            1 YEAR   OCTOBER 2, 2000   SEPTEMBER 9, 2002
                                            ------   ---------------   -----------------
Class S                                     25.95%        (0.82)%               --
Class A                                     25.85%           --              25.21%
S&P 500 Index(1)                            19.11%        (4.47)%(2)         14.75%(3)

The table above illustrates the total return of ING Janus Special Equity Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) Since inception performance of the index is shown from October 1, 2000.

(3) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest risk, the risk that the value of the security may fall when interest rates rise. Changes in market prices of securities or interest rates may result in a loss on derivatives. There may also be risks related to the counterparty's ability to perform. The investment of a large percentage of the Portfolio's assets in the securities of a small number of issuers may cause the Portfolio's share price to fluctuate more than that of a diversified portfolio. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. High-yield bonds generally present greater credit risk and price volatility than an issuer of a higher quality debt security. The market value of debt securities tends to move in the opposite direction to interest rates. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the securities at an advantageous time or price. Other investment strategies may pose risks to the Portfolio. Fixed income securities with longer maturities are more volatile than other fixed income securities with shorter maturities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. A manager may invest in the securities of a particular company with the expectation it will appreciate in value due to a specific development with respect to that issuer; investments may not appreciate if an anticipated development does not occur or does not produce the anticipated result. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Investing in Real Estate Investment Trusts may carry the same risks of direct ownership of real estate and be affected by regulatory requirements. A portfolio that concentrates its investments in a single market sector, volatility in that sector will have a greater impact on a portfolio than it would on a portfolio that has securities representing a broader range of investments. See the Prospectus for details.

PORTFOLIO MANAGERS' REPORT           ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Mark G. DeFranco and Brian M. Gillott, Senior Vice Presidents and Portfolio Manager, Jennison Associates LLC, Sub-Adviser.

GOAL: The ING Jennison Equity Opportunities Portfolio (the "Portfolio") seeks long-term capital growth.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 3.96%, compared to the Standard & Poor's ("S&P") 500 Index(1), which returned 3.44% for the same period.

PORTFOLIO SPECIFICS: The Portfolio delivered positive returns and outperformed the market as represented by the S&P 500 Index, for the semi-annual period ended June 30, 2004. During the first half of 2004, most of the world enjoyed economic progress. However, this upward momentum was interrupted with surges in violence in the Middle East and rising energy costs, which, at times, caused a significant increase in short-term market volatility. At the end of the second quarter, the U.S. Federal Reserve raised its fund rate by 25 basis points, which we believe was an appropriate outcome as the current expansion progresses. In a number of cases, the fundamentals that attracted us to stocks through our research played out, and the market rewarded them. The sectors with the most positive impact were: Energy, Health Care, and Materials.

The Portfolio's strong performer was Fisher Scientific International, as the company reported strong first quarter financial results and two accretive acquisitions. We have taken profits as the stock reflects the potential future growth in the consumables business from pharmaceutical spending. Energy equipment and services holdings Weatherford Intl. Ltd. and Schlumberger Ltd. impacted overall performance positively. Issues in the Energy sector have taken on a higher profile, as the major integrated oil companies have reported declining production figures and/or the restatement of reserves. In addition, the health and size of Saudi oil reserves have been subjected to considerable scrutiny. All of this news has been bullish for many of the companies that are actively involved in supporting the search for new resources. Materials holdings Boise Cascade Corp. and Consol Energy, Inc. also bolstered performance. Boise Cascade Corp. benefited from the paper industry's progress in redressing its own long-term health through capacity reduction and from expectation building for upcoming asset sales. Coal producer Consol Energy, Inc. benefited as coal prices showed renewed strength. The company has coal mining operations in the eastern U.S. As rail companies have reported difficulties in delivering coal produced in the western U.S., the resulting supply constraints have caused coal prices to rise, benefiting companies exposed to eastern production. Consequently, Consol reported first quarter earnings that exceeded expectations, causing the company's stock price to jump.

Consumer Discretionary holdings in the media area were the most significant detractors from the Portfolio's overall performance due to general concerns over advertising. Disappointing industry revenue trends versus the market's expectations for this period adversely affected Westwood One, Inc., Viacom Inc., Interpublic Group Of Cos. and Radio One, Inc. However, we remain confident that some acceleration into the fall will occur. Metals and mining stock Harmony Gold Mining Co. Ltd. also performed poorly. The stock was hurt as gold prices retraced some of their recent gains and a strengthening South African Rand negatively impacted its cost structure because its revenues are in Dollars, and as a result, margins tightened. We continue to have the utmost confidence in the management team's ability to cut costs, regardless of currency fluctuations.

MARKET OUTLOOK: Despite recent market gains, we are still finding new ideas that meet our stringent risk/reward criteria. We have redeployed the proceeds from the sale of our successes into various opportunities in a mixture of industries. Many of the new ideas are driven by company-specific catalysts that we think have been generally overlooked in the recent market rally. We are also closely monitoring the contraction of the Chinese economy and whether or not the government will be able to successfully engineer a soft landing. We are specifically mindful of the potential impact on the basic materials sectors. Chinese growth has driven demand across the world economy, especially on raw materials. While we are working even harder to find compelling new ideas, we remain optimistic that we can continue to provide quality returns, especially in a more subdued market environment.

ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO           PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

                                            AVERAGE ANNUAL TOTAL RETURNS
                                         FOR THE PERIODS ENDED JUNE 30, 2004
                                    ---------------------------------------------
                                                                 SINCE INCEPTION
                                                                   OF CLASS A
                                    1 YEAR   5 YEAR   10 YEAR   SEPTEMBER 9, 2002
                                    ------   ------   -------   -----------------
Class S                             24.85%   (4.19)%    7.45%            --
Class A                             24.71%      --        --          17.70%
S&P 500 Index(1)                    19.11%   (2.17)%   11.87%         14.75%(2)

The table above illustrates the total return of ING Jennison Equity Opportunities Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest risk, the risk that the value of the security may fall when interest rates rise. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform, and manager risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Other investment strategies may pose risks to the Portfolio. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. Investing in Real Estate Investment Trusts may carry the same risks of direct ownership of real estate and be affected by regulatory requirements. Portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. A risk of the Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued might actually be appropriately priced. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

PORTFOLIO MANAGERS' REPORT               ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Juliet Ellis, Managing Director and Senior Portfolio Manager, and Hal Clark, Vice President and Portfolio Manager, J.P. Morgan Investment Management Inc., Sub-Adviser.

GOAL: The ING JPMorgan Small Cap Equity Portfolio (the "Portfolio") seeks capital growth over the long term.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 10.44%, compared to the Standard & Poor's ("S&P") SmallCap 600 Index(1), which returned 10.05% for the same period.

PORTFOLIO SPECIFICS: The U.S. equity market rose in the first half of 2004, as favorable economic data and gains in corporate profitability appeared to be enough to overcome investor concerns about higher interest rates. In the early months of the year, the positive picture of low inflation, combined with robust economic growth and accelerating corporate earnings supported equities. But higher than expected inflation, and the deteriorating security situation in Iraq, caused investors to become increasingly cautious in the second quarter. By the end of the period, rates were clearly on a rising trend, and the Federal Reserve lifted rates by 25 basis points on June 30(th). Yet the optimists were still able to point to the year's sharp improvement in job growth and stellar gains in corporate profits.

This was an ideal market environment for the Portfolio. Small capitalization stocks outperformed large capitalization stocks by a wide margin, as they generally do when the U.S. economy emerges from a period of lower than average business activity. The small stock S&P 600 Index rose +10.05% in the half-year, considerably ahead of the large cap S&P 500 Index's +3.44% appreciation. Within the S&P SmallCap 600 Index, the Energy, Health Services & Systems and Industrial Cyclical sectors led performance during the six months. They were driven respectively by high commodity prices, strong fundamental growth and a recovering economy. The Semiconductors, Capital Markets and Systems Hardware sectors lagged in the small cap universe during the period.

In contrast to the situation in 2003, the market favored the higher quality stocks in which the Portfolio tends to invest. Investors focused on those companies that would actually be able to deliver higher earnings in the improving economic environment. The Portfolio achieved a strong absolute performance in the half-year, and outperformed its S&P SmallCap 600 Index. The shift towards higher quality stocks occurred mainly in the second quarter, when small capitalization names with expensive valuations and little in the way of earnings tended to underperform. Relative to the benchmark, stock selection in the Consumer Cyclical and Industrial Cyclical sectors made the greatest contributions to performance. In Consumer Cyclical, the leading contributors to performance included Toro Co., a maker of lawn-care equipment, which performed well after delivering better-than-expected first quarter sales and earnings, and upgrading earnings guidance for the second quarter as a result of strong demand across all product lines. Boyd Gaming Corp., an owner and operator of casinos, announced better-than-expected results from its new Borgata Casino in Atlantic City. Fossil Inc., which makes branded designer accessories and watches, reported first quarter earnings that were ahead of expectations, and raised earnings guidance for the full-year. In the Industrial Cyclical sector, there were strong contributions from transportation stocks, which are prospering with growing demand from shippers and increased rates. Holdings such as the two global freight forwarding companies, UTI Worldwide, Inc. and EGL, Inc., as well as Landstar Systems, Inc., the truckload carrier, made strong contributions. Also in the sector, Ametek, Inc., which makes electric motors and blowers for vacuum cleaners, released record first quarter earnings and raised revenue estimates for the full year.

The weak performances relative to the benchmark occurred in the Semiconductor, Media, and Energy sectors. In Semiconductors, stock prices were weak due to concern regarding a cyclical downtrend in the semiconductor cycle. Additionally, unfortunate timing in the purchase of Cirrus Logic, Inc. and Standard Microsystems Corp. detracted from performance. In the Media sector, advertising sales are failing to match expectations in spite of the improving economy, the presidential election and the Olympics. Sinclair Broadcast Group, Inc., the diversified television broadcaster, and Emmis Communications Corp., the radio and television broadcaster, performed poorly. Finally, in Energy, the Portfolio's oilfield service companies delivered positive returns, but still trailed their peers in the index. In addition, in the Software sector, CACI Intl., Inc. detracted from performance during the period.

MARKET OUTLOOK: As the Federal Reserve appears to be tightening monetary policy, we are altering our holdings in sympathy with the interest rate cycle. We are looking for attractive Software companies positioned to benefit from an increase in corporate technology spending, and for Financials with strong commercial lending businesses that will gain from an increase in lending. By contrast, we are reducing our holdings in Industrial Cyclical, where we believe that robust earnings are already discounted by stock prices, and we are moving to underweight in areas dependent on consumer spending such as Retail and Consumer Cyclical.

A critical test has begun, as the U.S. economy attempts to make the transition from recovery to a sustainable, non-inflationary expansion. It is understandable that equities faltered as long-term interest rates moved higher, and as the Federal Reserve moved to tighten. Barring a geopolitical catastrophe, however, we expect that the economy will cool, but still grow at a solid pace, and that corporate profits will continue to be supported by tight control over business costs.

ING JPMORGAN SMALL CAP EQUITY PORTFOLIO               PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                             FOR THE PERIODS ENDED JUNE 30, 2004
                                         --------------------------------------------
                                                  SINCE INCEPTION    SINCE INCEPTION
                                                    OF CLASS S         OF CLASS A
                                         1 YEAR     MAY 1, 2002     SEPTEMBER 9, 2002
                                         ------     -----------     -----------------
Class S                                  34.63%        7.68%                 --
Class A                                  34.33%          --               21.48%
S&P SmallCap 600 Index(1)                35.25%        8.17%              24.95%(2)

The table above illustrates the total return of ING JPMorgan Small Cap Equity Portfolio against the S&P SmallCap 600 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The S&P SmallCap 600 Index is an capitalization-weighted index that measures the performance of selected U.S. stocks with small market capitalization.

(2) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. The value of convertible securities may fall when interest rates rise. The investment of a large percentage of the Portfolio's assets in the securities of a small number of issuers may cause the Portfolio's share price to fluctuate more than that of a diversified portfolio. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. Historically, growth-oriented stocks have been more volatile than value oriented stocks. Other investment strategies may pose risks to the Portfolio. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. Investing in Real Estate Investment Trusts may carry the same risks of direct ownership of real estate and be affected by regulatory requirements. A risk of the Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued might actually be appropriately priced. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform, and manager risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

PORTFOLIO MANAGERS' REPORT                     ING JULIUS BAER FOREIGN PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity, and Richard Pell, Senior Vice President and Chief Investment Officer, Julius Baer Investment Management, Inc., Sub-Adviser.

GOAL: The ING Julius Baer Foreign Portfolio (the "Portfolio") seeks long-term growth of capital.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned -0.10%, compared to the MSCI EAFE Index(1), which returned 4.86% for the same period.

PORTFOLIO SPECIFICS: For the six months ended June 30, 2004, the Portfolio underperformed its benchmark. After having outperformed the Index for the first quarter of 2004, this advantage eroded during the second quarter for several reasons.

During the second quarter of 2004, sentiment shifted toward an environment of risk aversion amid several headline concerns. Specifically, the increase in US interest rates, rising oil prices and concerns over China's attempts to cool down their fast growing economy elicited a strong response by investors including the hedge fund industry in unwinding speculative positions in emerging markets (equities and debt), Japanese financials, commodities and mining, and various foreign exchange positions.

A strong detractor from performance during the second quarter 2004 was the allocation to emerging markets. In particular, the Turkish and Russian markets had a negative impact to our relative performance. Additionally, positions held in Brazil, Indonesia and India detracted from returns.

Additionally, during the second quarter, our underweight to the United Kingdom as well as stock selection detracted from results as this market is heavily influenced by defensive sectors such as oil and pharmaceuticals, which outperformed many other sectors over the quarter. From a sector and stock selection perspective, our allocation to cash detracted from results. Our underweight within consumer discretionary and health care sectors negatively impacted results as did stock selection within financials, information technology and consumer staples during the second quarter.

MARKET OUTLOOK: Within Europe, we have a strong preference for the less cyclical parts of the European stock market. We believe that expectations for European corporate earnings growth over the next couple of years are too optimistic. That problem is less troublesome than consensus estimates for U.S. corporate profits which are dangerously euphoric in our view. We believe that companies with more stable, predictable earnings patterns will prove to be relative safe havens when the market starts to question the ability of many firms to meet the analysts' high expectations. Hence we are drawn to the "Steady Eddies", more predictable industries like food, alcohol, tobacco, supermarkets, prescription drugs (this one is new -- after a prolonged period of under-performance for large pharmaceuticals, we see better relative value today), electric utilities, and airports (but not airlines).

Many companies in the consumer staples sector enjoy good leverage to moderate revenue increases. Many of their branded goods are well positioned to benefit from expansion of the European Union into Eastern Europe, and the general development process in emerging markets, which creates new potential for sales growth. Utilities are normally slow and steady growth propositions but currently many are experiencing a growth spurt due to recent jumps in wholesale electricity prices. Airports are a low risk way to participate in the long term growth of air travel whereas airlines, normally one of our least favorite industries, suffer from ruthless price competition, unionized labor, volatile and recently rising fuel costs, and high capital costs to buy or lease all those planes. Finally, our only overweight among Europe's more cyclical sectors is to Energy. The market keeps assuming that oil prices will plunge to the mid to high $20s per barrel. We doubt it. High growth in the emerging markets is boosting demand for energy yet major oil companies struggle to boost reserves. So far in 2004, our preference for companies in Europe with slow but predictable earnings growth has been vindicated by market movements.

Information Technology continues to be our least favorite sector. We see a very good chance that companies will be forced to expense the cost of executive stock option grants in 2005. The obvious consequence is that earnings will take a hit at a time when valuations remain at pretty lofty levels. However, we are intrigued with a second consequence that we do not believe has yet been considered by investors and analysts. Executive stock option plans have been mechanisms that allowed many tech companies to raise a lot of capital over

ING JULIUS BAER FOREIGN PORTFOLIO                     PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

the years, as the number of outstanding shares is increased every time an executive exercises an option. In many cases that dilution was not offset by share buyback programs. One could argue that many cash burning tech companies have been kept alive by their option programs. Raising equity capital via secondary offerings would have been at times impossible and always more expensive. We believe firms like Intel are vigorous opponents of the move to expense stock options in part because they worry about the impact on many of the cash-flow-negative tech companies within their customer base. Tech stocks have performed poorly thus far in 2004, but we believe the future potential for further price erosion remains considerable.

Within the European Financial Services sector, we are underweight European Banks because we prefer many bank stocks in the emerging markets. Although we are in the phase of the economic cycle that brings rising short-term interest rates, we believe that the Fed and the European Central Bank will raise interest rates slowly and cautiously. That may allow banks to earn above average profits from steep yield curves for longer than the market currently realizes.

Near term, we are more enthusiastic about the Japanese stock market's prospects relative to those in Europe or the United States than we have been in a decade. Thus we offset the bulk of our overweight in emerging markets with an underweight in Western Europe. We believe that Japanese stocks are experiencing a positive re-rating, in large part due to the boom in China. While off-shoring to low labor cost countries like China and India is a politically contentious issue in the United States, in a country with an older demographic structure like Japan, the availability of a large pool of inexpensive workers nearby seems like an unambiguous positive. The investment boom in China has also pulled in large imports of capital goods from Japan, helping to revitalize the outlook for many Japanese manufacturing firms.

We do have residual concerns about Japan. First, Japan has a large government debt position as a percentage of GDP, although unlike our American government debts, they are largely self-financed. Secondly, we still believe that many Japanese companies only undertake needed restructuring in times of acute crisis, particularly if the solution involves labor force reductions. With the sudden tailwind Japan is likely receiving from booming exports to China and elsewhere, crisis as a stimulus to reform is ebbing in intensity. However, near term the positives outweigh the negatives. Cash flow at many Japanese corporations appears to be high, and balance sheet repair via debt reduction appears to be widespread. Japan's low correlation to the expensive American stock market increases its appeal.

Within emerging markets, although Eastern Europe underperformed in the second quarter, we stayed with these strategic positions. Eastern European investments, particularly in the banking sector, continue to offer what we believe is the best potential return for reasonable risk available in the world today. When we scaled back our emerging market positions, we sold the more marginal holdings but retained our strategic Eastern European position that we expect to hold until late this decade barring unforeseen deterioration in their expected returns or a huge rally that makes sense to sell into.

Overall we believe that staying defensive in the developed countries and taking our risk in well-selected emerging markets is the safest course of action at present for the ING Julius Baer Foreign Portfolio.

PORTFOLIO MANAGERS' REPORT                     ING JULIUS BAER FOREIGN PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                             FOR THE PERIODS ENDED JUNE 30, 2004
                                         --------------------------------------------
                                                  SINCE INCEPTION    SINCE INCEPTION
                                                    OF CLASS S         OF CLASS A
                                         1 YEAR     MAY 1, 2002     SEPTEMBER 9, 2002
                                         ------     -----------     -----------------
Class S                                  20.98%        3.98%                 --
Class A                                  20.77%          --               14.06%
MSCI EAFE Index(1)                       32.85%        9.41%              19.56%(2)

The table above illustrates the total return of ING Julius Baer Foreign Portfolio against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(2) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. The value of convertible securities may fall when interest rates rise. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform, and manager risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Risks of foreign investing are generally intensified for investments in emerging markets. An exchange traded fund may carry additional risk, including trading at a discount, trading on markets that are undeveloped or not maintained. Trading may be halted if the listing exchange's officials deem such action appropriate, the shares become delisted, or if market-wide "circuit brakers" halt stock trading generally. High-yield bonds generally present greater credit risk and price volatility than an issuer of a higher quality debt security. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the securities at an advantageous time or price. High portfolio turnover rates result in higher transaction costs to the Portfolio. Equity securities face market, issuer, and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities may offer greater long-term growth than most debt securities, they generally have higher volatility. Portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest rate risk, the risk that the value of the security may fall when interest rates rise. See the Prospectus for details.

ING LEGG MASON VALUE PORTFOLIO*                       PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Bill Miller, Chief Investment Officer, Legg Mason Funds Management, Inc., Sub-Adviser.*

GOAL: The ING Legg Mason Value Portfolio (formerly, ING Janus Growth and Income Portfolio, the "Portfolio") seeks long-term growth of capital.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 4.88%, compared to the Standard & Poor's ("S&P") 500 Index(1), which returned 3.44% for the same period.

PORTFOLIO SPECIFICS: From a sector allocation standpoint, our overweight positions in the Telecommunications and Consumer Discretionary sectors contributed to the Portfolio's performance during the month of June 2004 for the Portfolio.

Having already discounted the prospect of higher interest rates, investors once again showed greater appetite for companies with favorable growth prospects. Wireless telecom provider Nextel Communications, Inc. bounced back from a three-month downturn and was a strong performance contributor for the month of June. The stock's double-digit rebound reflected a gradual removal of uncertainty regarding Nextel's spectrum swap proposal, an important step in optimizing the company's wireless spectrum resources. Nextel also made progress in its testing of a new wireless technology that could potentially help it leapfrog to 4G (fourth generation) capabilities.

Online shopping bellwether Amazon.Com, Inc. also benefited from more positive market sentiment, as investors began to focus more on the company's long-term sustainable advantages rather than its short-term tradeoff between gross margins and revenue growth.

While we are comfortable with the holdings in our Portfolio, a few of our positions had a disappointing month. Washington Mutual, Inc., the largest U.S. thrift institution, tumbled in late June after the company reduced its full year earnings guidance, citing hedging losses and lower fixed rate loan originations in its mortgage banking division. While we were disappointed that the company had greater than expected problems in managing through a rising interest rate environment, much of the downside has already been discounted, in our opinion.

Finally, InterActiveCorp., a leading e-commerce conglomerate with a dominant position in online travel, ended the month in negative territory due to lingering concerns about the prospect of its merchant hotel business, which we continue to regard as being overly discounted.

MARKET OUTLOOK: A number of market commentators complain that the Federal Reserve ("Fed") is "behind the curve," and should increase rates aggressively. We disagree and believe the Fed's gradualist approach -- already priced into the futures market -- is the best course, given the balance of risks. In our view, the Fed has little reason to tighten aggressively at this time. Capacity utilization is still well below 80%, employment has just recently started to pick up, and the capital spending cycle -- a key driver of economic activity and corporate profitability -- appears to be in the early stages of an upswing. Productivity remains strong and unit labor costs are subdued. Even after an uptick, core inflation is low and seems unlikely to exceed 2.5% any time soon. Recent below expectation sales trends at WalMart, Target and General Motors suggest that -- if anything -- economic growth is moderating rather than accelerating. In short, the environment hardly seems to us like one in which the Fed needs to tighten aggressively.

Despite the halting nature of the market advance so far in 2004, we remain sanguine about the outlook for the balance of the year. Rising short-term rates may create a mild headwind for the market in the second half, but we believe continued strong earnings increases will overcome it and push the market higher by year-end. We disagree with those who argue that because the S&P 500's year-over-year earnings growth has probably peaked for this cycle, the market cannot go up from here. Tony Dwyer, the Chief Investment Strategist for Midwest Research, did some interesting work on this subject. Surprisingly, he found virtually no correlation between the S&P 500's price level and its earnings growth rate. He found a hugely positive correlation (0.94) between the S&P's price level and its total dollar earnings. On the strength of this correlation, we expect strong earnings to produce further market gains this year. In our view, modest price/earnings multiple compression (caused by rising rates) will blunt some, but not all, of the benefit of rising second half earnings, but the 15% to 20% year-over-year earnings gains we envision should be sufficient to produce gains of 8% to 10% in the broader averages by year-end.

------------------
* Effective May 3, 2004, Legg Mason Funds Management, Inc. replaced Janus Capital Management LLC as the Sub-Adviser to the Portfolio.

PORTFOLIO MANAGERS' REPORT                        ING LEGG MASON VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                         AVERAGE ANNUAL TOTAL RETURNS
                                     FOR THE PERIODS ENDED JUNE 30, 2004
                                 --------------------------------------------
                                          SINCE INCEPTION    SINCE INCEPTION
                                            OF CLASS S         OF CLASS A
                                 1 YEAR   OCTOBER 2, 2000   SEPTEMBER 9, 2002
                                 ------   ---------------   -----------------
Class S                          18.32%        (1.77)%               --
Class A                          18.14%           --              13.64%
S&P 500 Index(1)                 19.11%        (4.47)%(2)         14.75%(3)

The table above illustrates the total return of ING Legg Mason Value Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) Since inception performance of the index is shown from October 1, 2000.

(3) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The market value of debt securities tends to move in the opposite direction to interest rates. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes. Other investment strategies may pose risks to the Portfolio. A bond issuer may repay its high yielding bond before the bond's maturity date, reducing yield opportunity. The value of a convertible security may fluctuate as the related security fluctuates. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. High-yield bonds generally present greater credit risk than higher quality debt securities and typically have greater potential for price volatility. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest rate risk, the risk that the value of the security may fall when interest rates rise. The proprietary models used by the manager to evaluate securities or securities markets are based on the manager's understanding of the interplay of market factors and do not assure successful investment. A risk of a portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued might actually be appropriately priced. See the Prospectus for details.

ING LIMITED MATURITY BOND PORTFOLIO                   PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by James B. Kauffmann, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.), Sub-Adviser.

GOAL: The ING Limited Maturity Bond Portfolio (the "Portfolio") seeks high current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 0.09%, compared to the Lehman Brothers 1-3 Year
Government/Credit Bond Index(1), which returned 0.04% for the same period.

PORTFOLIO STATISTICS: Two- and three-year notes sustained the most damage as yields rose around 111 and 114 basis points, respectively. The benchmark 10-year bond closed with a 4.58% yield. On May 4 the Federal Open Market Committee ("FOMC") tweaked its language dropping "patient" for "measured pace" and effected their second verbal tightening of the year, but the late June meeting produced the real deal as the Federal Reserve ("Fed") raised the overnight rate to 1.25% but did not change their language significantly. The Committee further noted, "Output is continuing to expand at a solid pace and labor market conditions have improved." Alan Greenspan has noted that "inflationary pressures are not likely to be a serious concern in the period ahead." However, many observers are not as sanguine and the acceleration of inflation so far this year may well prompt markets to price in more tightenings, perhaps in larger increments. Following the June announcement, the odds of the Fed raising rates to 1.75% in August rose.

U.S. credit ended the quarter producing -0.12% in excess return. Industrials performed well throughout the quarter generating 12 basis points in excess return. The utility sector managed to stay in positive territory finishing up one basis point for the same period. Financial institutions struggled, generating -0.32% in excess return as swap spreads remained volatile. Mortgage-backed securities outpaced U.S. Treasuries in the quarter, while asset-backed and commercial mortgage-backed securities generated negative excess return.

MARKET OUTLOOK: In the months ahead, employment and inflation releases and comments from Fed officials will remain key data as bond market observers seek to divine the timing, frequency, and magnitude of future tightenings. Tactically, the Portfolio is still short in duration in the face of anticipated improving global economic fundamentals, but we have reduced the magnitude of that posture following the recent rise in rates. The Portfolio continues to maintain yield enhancement strategies through off-index allocations in mortgages, asset-backed, and commercial mortgage-backed securities. In addition, we tactically hold 3.27% in floating rate securities, which should outperform in a tightening cycle.

PORTFOLIO MANAGERS' REPORT                   ING LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                AVERAGE ANNUAL TOTAL RETURNS
                                             FOR THE PERIODS ENDED JUNE 30, 2004
                                            -------------------------------------
                                              1 YEAR       5 YEAR       10 YEAR
                                              ------       ------       -------
Class S                                        0.65%        5.53%        5.71%
Lehman Brothers 1-3 Year Government/
  Credit Bond Index(1)                         0.77%        5.53%        5.95%
Lehman Brothers 1-5 Year Government/Credit
  Bond Index(2)                                0.38%        6.12%        6.39%

The table above illustrates the total return of ING Limited Maturity Bond Portfolio against Lehman Brothers 1-3 Year Government/Credit Bond Index and the Lehman Brothers 1-5 Year Government/Credit Bond Index. The Indices are unmanaged and have no cash in their portfolios, imposes no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO WWW.ING.COM/US TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index is a widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.

(2) The Lehman Brothers 1-5 Year U.S. Government/Credit Bond Index is a widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to five years.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock or bond investing. A portfolio may engage in active and frequent trading of portfolio securities increasing transaction costs. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest risk, the risk that the value of the security may fall when interest rates rise. A bond issuer may repay its high yielding bond before the bond's maturity date, reducing yield opportunity. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform and manager risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the full faith and credit of the U.S. Treasury, while obligations by others are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies if it is not obliged to do so by law. The market value of debt securities tends to move in the opposite direction to interest rates. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes. Other investment strategies may pose risks to the Portfolio. A Portfolio that purchases mortgage-related securities is subject to certain additional risks, including extension risk and prepayment risk. Investing in Real Estate Investment Trusts may carry the same risks of direct ownership of real estate and be affected by regulatory requirements. A Portfolio that concentrates its investments in a single market sector, volatility in that sector will have a greater impact on a Portfolio than it would on a fund that has securities representing a broader range of investments. Portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. A portfolio's income may fall due to falling interest rates. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. See the Prospectus for details.

ING LIQUID ASSETS PORTFOLIO                           PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Jennifer J. Thompson, CFA, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.), Sub-Adviser.

GOAL: The ING Liquid Assets Portfolio (the "Portfolio") seeks a high level of current income consistent with the preservation of capital and liquidity.

PORTFOLIO SPECIFICS: The second quarter of 2004 saw the first 25 basis point rise in the benchmark interest rate since the Federal Reserve ("Fed") Funds rate was lowered to 1% in June 2003. The economic growth in the quarter caught most investors off guard as data confirmed the economic recovery was strong enough to push the Federal Reserve away from their "patient" monetary policy to a tightening mode that could be "measured." Employment gains to date of roughly one million jobs signaled that the recovery was sustainable. Momentum in corporate earnings and consumer spending continued even in the face of reduced tax cuts, increased oil prices, and the beginning of a rate increase cycle.

Fed Chairman, Alan Greenspan, used Senate banking committee testimony and the May FOMC meeting to communicate the Fed's vigilance in keeping ahead of inflation. The second-quarter economic data allowed the Fed to move to a balanced opinion on inflation. The carefully orchestrated language by the Fed was used to create a transparent environment and to signal a change in the committee's monetary policy to one of "measured."

In the short end, one-month LIBOR steepened by 27 basis points to 1.36%. At the same time 12-month LIBOR steepened by 111 basis points, reflecting a back-up in 12-month LIBOR from 1.34% to approximately 2.46%. The market responded by pricing a 2%-2.25% Fed Funds rate by the end of December.

The following summarizes the impact of key holdings and sector concentration. Rates backed up dramatically in April and purchases for the Portfolio were made to take advantage of higher rates. The abrupt shift in market sentiment in April from a late 2004 recovery was replaced with the potential for Fed Funds rate increases of 25 basis points at each of the next four FOMC meetings. To position the Portfolio for a period of now imminent rate increases, we sold long paper in May to reduce the weighted average maturity. The Portfolio realized a 2 basis point loss from these sales. Subsequent purchases in the Portfolio were kept to short commercial paper and floating rate notes. The Portfolio's weighted average maturity was shortened during the quarter and was 42 days at the end of the quarter versus 45 days for the iMoneyNet First Tier Retail Index.

MARKET OUTLOOK: We continue to believe the Fed will use "measured" rate increases to manage any acceleration in inflation. The Fed can be expected to continue its rate increases throughout the remainder of the year -- the pace of which will likely be dictated by future economic data. Nevertheless, the markets may begin to price in larger rate increases if economic data is reported outside of consensus. As a result, the Portfolio will continue to keep purchases centered on or close to the next FOMC meeting in August.

PORTFOLIO MANAGERS' REPORT                           ING LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL RISK FACTOR(S): An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest risk, the risk that the value of the security may fall when interest rates rise. Government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the full faith and credit of the U.S. Treasury while obligations by others are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies if it is not obligated to do so by law. A portfolio's income may fall due to falling interest rates. The market value of debt securities tends to move in the opposite direction to interest rates. Generally, the longer time until maturity, the more sensitive the price of a debt security is to interest rate changes. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. Portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

ING MARSICO GROWTH PORTFOLIO                          PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Thomas F. Marsico, Chairman, Chief Executive Officer and Portfolio Manager, Marsico Capital Management, LLC, Sub-Adviser.

GOALS: The ING Marsico Growth Portfolio (the "Portfolio") seeks capital appreciation.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 1.32%, compared to the Standard & Poor's ("S&P") 500 Index(1), which returned 3.44% for the same period.

PORTFOLIO SPECIFICS: In reflecting upon the six-month period ended June 30, and studying the Portfolio's strategic positioning and individual holdings, it is apparent that there were a variety of contributing factors to the Portfolio's relative performance as compared to the S&P 500 Index.

The Portfolio's positions in the Health Care sector gained more than +8% during the period. The Portfolio had a substantial position in a Biotechnology company Genentech, Inc., whose stock rose by more than +20% during the period. Zimmer Holdings, Inc., Boston Scientific Corp., and UnitedHealth Group, Inc., were also among the top 10 contributors to performance. Stock selection in the Tech Hardware & Equipment industry had a positive effect on performance. The holdings in this industry returned +14%, while the comparable industry in the S&P 500 Index returned +4%. QUALCOMM, Inc. (+36%) was among the Portfolio's strong performers.

The Portfolio's flat return in the Financials sector was mainly attributable to stock selection. Although Countrywide Financial Corp. and SLM Corp. were among the top performers for the period, Fannie Mae (prior to being sold) and Merrill Lynch & Co., Inc., were among the weak performers. Specific stock selection in the Telecommunications sector negatively impacted the Portfolio. Adverse stock selection in Industrials, as well as the zero weight in Energy detracted from performance. The Portfolio's single holding, Nextel Communications had a negative return of 20% (prior to being sold). Four out of the five industries that comprise the Consumer Discretionary sector detracted from relative performance during the period. This was attributable to both stock selection and overweight positions. Comcast Corp. (prior to being sold) and Tiffany & Co., were among the worst performers during the period.

As of June 30, 2004, the Portfolio's investment posture reflected five areas of emphasis in terms of sector allocation: Health Care, Consumer Discretionary, Financials, Information Technology, and Industrials.

PORTFOLIO MANAGERS' REPORT                          ING MARSICO GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                    AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2004
                                 -----------------------------------------------------------------------
                                                   SINCE INCEPTION    SINCE INCEPTION    SINCE INCEPTION
                                                     OF CLASS S         OF CLASS A         OF CLASS I
                                 1 YEAR   5 YEAR   AUGUST 14, 1998   SEPTEMBER 9, 2002     MAY 2, 2003
                                 ------   ------   ---------------   -----------------     -----------
Class S                          17.01%   (5.47)%       0.87%                 --                 --
Class A                          16.85%      --           --               17.05%                --
Class I                          17.28%      --           --                  --              23.19%
S&P 500 Index(1)                 19.11%   (2.17)%       1.80%(2)           14.75%(3)          22.73%(4)

The table above illustrates the total return of ING Marsico Growth Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO WWW.ING.COM/US TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) Since inception performance of the index is shown from August 1, 1998.

(3) Since inception performance of the index is shown from September 1, 2002.

(4) Since inception performance for the index is shown from May 1, 2003.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. A portfolio may engage in active and frequent trading of portfolio securities increasing transaction costs. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest risk, the risk that the value of the security may fall when interest rates rise. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform, and manager risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Risks of foreign investing are generally intensified for investments in emerging markets. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. High-yield bonds generally present greater credit risk and price volatility than an issuer of a higher quality debt security. Other investment strategies may pose risks to the Portfolio. A Portfolio that concentrates its investments in a single market sector, volatility in that sector will have a greater impact on a fund than it would on a fund that has securities representing a broader range of investments. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

ING MERCURY FOCUS VALUE PORTFOLIO                     PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Robert J. Martorelli and Kevin Rendino, Senior Portfolio Managers, Mercury Advisors, Sub-Adviser.

GOALS: The ING Mercury Focus Value Portfolio (the "Portfolio") seeks long-term growth of capital.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 5.10%, compared to the Standard & Poor's ("S&P") 500 Index(1), which returned 3.44% for the same period.

PORTFOLIO SPECIFICS: Early in the period, we initiated positions in several economically sensitive stocks after their share prices had declined amid investors' concerns about increasing geopolitical risks. In our opinion, dramatically higher corporate cash flows eventually will result in higher enterprise spending, dividends, stock buybacks and mergers -- all very positive events for the equity markets. Therefore, we maintain our focus on those sectors that we believe will benefit the most from the economic recovery.

Several factors affected the Portfolio's relative performance for the six-month period ending June 30, 2004, including the following:

POSITIVES

STOCK SELECTION IN HEALTHCARE: The Portfolio's position in Beverly Enterprises, Inc. was the major factor in the outperformance versus the benchmark in the healthcare sector.

STOCK SELECTION IN INDUSTRIALS: The Portfolio's relative performance in this sector benefited most from its positions in Raytheon Co. and Norfolk Southern Corp.

STOCK SELECTION IN ENERGY: The Portfolio's position in Grant Prideco, Inc., which is not represented in the Index, had a positive effect on the Portfolio's comparative return.

STOCK SELECTION IN MATERIALS: The Portfolio's holding in Arch Coal, Inc., which is not represented in the Index, enhanced the relative performance.

SECTOR ALLOCATION IN TELECOMMUNICATION SERVICES: A significant underweight in telecommunication services stocks benefited the Portfolio's performance versus the benchmark.

NEGATIVES

SECTOR ALLOCATION IN CONSUMER DISCRETIONARY: The Portfolio's sizeable overweights in several media stocks (Viacom, Inc., Comcast Corp. and Liberty Media Corp.) hindered the relative performance.

SECTOR ALLOCATION IN ENERGY: The Portfolio's modest underweight in the energy sector detracted somewhat from the relative return for the quarter.

MARKET OUTLOOK: Employment growth in the U.S. remains strong, industrial production continues to expand, interest rates are relatively low and corporate balance sheets appear to be in their best shape in years. We believe that all of these factors bode well for higher corporate spending. At quarter-end, the Portfolio was overweight versus the benchmark in the most economically sensitive areas of the economy, such as industrials, materials, IT and energy. We continue to reduce the Portfolio's exposure to the more defensive stocks, such as those of consumer staples companies, given their strong performances for the year-to-date.

PORTFOLIO MANAGERS' REPORT                     ING MERCURY FOCUS VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                               AVERAGE ANNUAL TOTAL RETURNS
                                           FOR THE PERIODS ENDED JUNE 30, 2004
                                       --------------------------------------------
                                                SINCE INCEPTION    SINCE INCEPTION
                                                  OF CLASS S         OF CLASS A
                                       1 YEAR     MAY 1, 2002     SEPTEMBER 9, 2002
                                       ------     -----------     -----------------
Class S                                21.90%        7.32%                 --
Class A                                21.65%          --               21.17%
S&P 500 Index(1)                       19.11%        4.54%              14.75%(2)

The table above illustrates the total return of ING Mercury Focus Value Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. The Portfolio may borrow for temporary purposes, costing the Portfolio interest expense and other fees. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest risk, the risk that the value of the security may fall when interest rates rise. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. High-yield bonds generally present greater credit risk and price volatility than an issuer of a higher quality debt security. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the securities at an advantageous time or price. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. Other investment strategies may pose risks to the Portfolio. Portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected. A Portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall. A risk of a portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued might actually be appropriately priced. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform, and manager risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO*             PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Lawrence R. Fuller, Managing Director and Senior Portfolio Manager, and Thomas Burke, CFA, Director and Associate Portfolio Manager, Mercury Advisors, Sub-Adviser.

GOALS: The ING Mercury Fundamental Growth Portfolio (the "Portfolio") seeks long-term growth of capital.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 2.25%, compared to the Standard & Poor's ("S&P") 500 Index(1) and the Russell 1000 Growth Index(2), which returned 3.44% and 2.74%, respectively, for the same period.

PORTFOLIO SPECIFICS: Early in the period, we structured the Portfolio to benefit from the continuation of above-average real growth in the U.S. economy with a shift of the primary driver from consumer spending to growth fueled by increased capital spending. This strategy had a positive effect on the Portfolio's relative performance as the economy improved significantly during the period.

Several factors affected the Portfolio's relative performance for the six-month period ending June 30, 2004, including the following:

POSITIVES

STOCK SELECTION IN HEALTHCARE: The Portfolio's holdings in the healthcare sector significantly outperformed those of the Index. The major positive contributors were Alcon, Inc., Gilead Sciences, Inc. and Boston Scientific Corp., and the absence of positions in Pfizer, Inc. and Amgen, Inc. during the period.

STOCK SELECTION AND AN OVERWEIGHT IN INDUSTRIALS: The Portfolio's performance versus the benchmark in the industrial sector benefited primarily from the strong returns of Apollo Group, Inc., Career Education Corp. and 3M Co.

SECTOR ALLOCATION IN ENERGY: A large overweight in the energy sector had a positive effect on the relative return.

SECTOR ALLOCATION IN CONSUMER DISCRETIONARY: The Portfolio's comparative return benefited from a significant overweight in the consumer discretionary sector.

NEGATIVES

STOCK SELECTION IN INFORMATION TECHNOLOGY (IT): The Portfolio's holdings in EMC Corp., SanDisk Corp., Texas Instruments, Inc., and the absence of a position in QUALCOMM, Inc., all contributed to the considerable underperformance in the IT sector.

SECTOR ALLOCATION IN CONSUMER STAPLES: A significant underweight in consumer staples stocks detracted from the performance versus the benchmark.

MARKET OUTLOOK: The Portfolio remains overweight, versus the benchmark in the consumer discretionary, IT, energy, industrial and materials sectors. We believe that the U.S. and China are two of the major geographic markets for capital investments in everything from computers to locomotives and medical diagnostic equipment. In our view, the principal source of spending growth is shifting from consumer spending to capital investment by both public and private enterprises. Although the Federal Reserve Board has begun to raise the target federal funds rate, we believe real growth will likely continue at an above-average rate for some time. A continued rise in corporate profits could lead to higher stock prices. We are focused on finding what we believe will be the best-performing stocks among the largest global companies in the current environment.

------------------
* Effective August 6, 2004 the ING Mercury Fundamental Growth Portfolio will become ING Mercury Large Cap Growth Portfolio, and will be led by Robert C. Doll, Jr. and Dan Hanson.

PORTFOLIO MANAGERS' REPORT              ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                               AVERAGE ANNUAL TOTAL RETURNS
                                           FOR THE PERIODS ENDED JUNE 30, 2004
                                       --------------------------------------------
                                                SINCE INCEPTION    SINCE INCEPTION
                                                  OF CLASS S         OF CLASS A
                                       1 YEAR     MAY 1, 2002     SEPTEMBER 9, 2002
                                       ------     -----------     -----------------
Class S                                20.95%        2.05%                 --
Class A                                20.74%          --               12.51%
S&P 500 Index(1)                       19.11%        4.54%              14.75%(3)
Russell 1000 Growth Index(2)           17.88%        3.37%              14.42%(3)

The table above illustrates the total return of ING Mercury Fundamental Growth Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth.

(3) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. The value of convertible securities may fall when interest rates rise. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest risk, the risk that the value of the security may fall when interest rates rise. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the full faith and credit of the U.S. Treasury, while obligations by others are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies if it is not obliged to do so by law. The market value of debt securities tends to move in the opposite direction to interest rates. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes. Other investment strategies may pose risks to the Portfolio. Fixed income securities with longer maturities are more volatile than other fixed income securities with shorter maturities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. Portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. A portfolio's income may fall due to falling interest rates. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

ING MFS MID CAP GROWTH PORTFOLIO                      PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: David E. Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman, Portfolio Managers, Massachusetts Financial Services Company ("MFS"), Sub-Adviser.

GOAL: The ING MFS Mid Cap Growth Portfolio (the "Portfolio") seeks long-term growth of capital.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 8.71%, compared to the Russell Mid Cap Growth Index(1) and Russell 2000 Index(2), which returned 5.94% and 6.76%, respectively, for the same period.

PORTFOLIO SPECIFICS: The Portfolio's strongest-performing sectors over the period, relative to its benchmark, the Russell Mid Cap Growth Index, were health care, special products and services, and utilities and communications. In all three sectors, the Portfolio benefited from strong stock selection. In the utilities and communications sector, a significant overweighting also helped results.

In the health care sector, the Portfolio's strong performing stocks, on a relative basis, were CYTYC Corp., Millipore Corp., and CR Bard Corp.

The Portfolio's holding in Career Education Corp. added to relative results in the special products and services sector.

In the utilities and communication arena, the Portfolio's strong relative contributors were cellular communications tower operators American Tower Corp. and Crown Castle Intl. Corp.

Stocks in other sectors that aided relative performance included semiconductor firm Marvell Technology Group Ltd. and pet products retailer Petsmart, Inc.

Stock selection in the leisure sector held back relative returns. NTL, Inc., the largest cable and broadband operator in the United Kingdom, was a large relative detractor in the sector. Citadel Broadcasting Corp., Westwood One Inc., and several other media companies also detracted from relative results. We believe these holdings fell short of our growth expectations because they did not enjoy the strong increases in advertising revenues that we had anticipated in an improving economy.

A relative underweighting hurt performance in the industrial goods and services sector.

Although overall stock selection in the technology sector was positive, three of the Portfolio's large relative detractors were technology stocks: VERITAS Software Corp., Cymer, Inc. and PMC-Sierra, Inc.

MARKET OUTLOOK: In late February, however, the stock market started to lose momentum and subsequently gave back some of its gains as investors, we believe, focused on increasing levels of political and economic risk. News reports of continuing violence in Iraq and terrorist attacks in Spain and Saudi Arabia heightened concerns about political instability, in our view. We think rising oil prices and a slowdown in the Chinese economy, with its ever-increasing influence on global markets, also prompted investors to reduce growth expectations for many domestic companies. In addition, we feel expectations of a rate increase by the U.S. Federal Reserve Board, which in fact occurred on the last day of the period, added to downward pressure on the U.S. equity market.

PORTFOLIO MANAGERS' REPORT                      ING MFS MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                    AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2004
                                 -----------------------------------------------------------------------
                                                   SINCE INCEPTION    SINCE INCEPTION    SINCE INCEPTION
                                                     OF CLASS S         OF CLASS A         OF CLASS I
                                 1 YEAR   5 YEAR   AUGUST 14, 1998   SEPTEMBER 9, 2002     MAY 2, 2003
                                 ------   ------   ---------------   -----------------     -----------
Class S                          26.94%   (1.13)%       4.97%                 --                 --
Class A                          26.71%      --           --               24.63%                --
Class I                          27.25%      --           --                  --              34.61%
Russell Mid Cap
  Growth Index(1)                27.33%    0.49%        4.37%(3)           25.62%(4)          34.71%(5)
Russell 2000 Index(2)            33.37%    6.63%        7.36%(3)           26.96%(4)          41.84%(5)

The table above illustrates the total return of ING MFS Mid Cap Growth Portfolio against the Russell Mid Cap Growth Index and the Russell 2000 Index. The Indices are unmanaged and do not have cash in their respective portfolios, impose no sales charges and do not incur any operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total returns would have been lower had there been no waiver to the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO WWW.ING.COM/US TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The Russell MidCap Growth Index consists of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values with greater than average growth orientation.

(2) The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3) Since inception performance of the index is shown from August 1, 1998.

(4) Since inception performance of the index is shown from September 1, 2002.

(5) Since inception performance for the index is shown from May 1, 2003.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. A portfolio may engage in active and frequent trading of portfolio securities increasing transaction costs. The value of the convertible security may fluctuate as the related security fluctuates. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest risk, the risk that the value of the security may fall when interest rates rise. Derivative securities are subject to market risk, credit risk related to the counterparty's ability to perform, and manager risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Risks of foreign investing are generally intensified for investments in emerging markets. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. High-yield bonds generally present greater credit risk and price volatility than an issuer of a higher quality debt security. Other investment strategies may pose risks to the Portfolio. The Portfolio may invest in mid-sized companies, which may be more susceptible to price swings than larger companies. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the major exchanges. They may be thinly traded, followed by fewer analysts, and subject to wider price swings, creating a greater risk of loss than securities of larger capitalization or established companies. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. See the Prospectus for details.

ING MFS RESEARCH PORTFOLIO                            PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS: A team of equity analysts, Massachusetts Financial Services Company ("MFS"), Sub-Adviser.

GOALS: The ING MFS Research Portfolio (the "Portfolio") seeks long-term growth of capital and future income.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 5.04%, compared to the Standard & Poor's ("S&P") 500 Index(1) and the Russell MidCap Index(2), which returned 3.44% and 6.67%, respectively, for the same period.

PORTFOLIO SPECIFICS: Stock selection in the technology sector was the main contributor to relative performance during the six-month period ended June 30, 2004. Four of the top 10 contributors to the relative performance were technology companies: NetScreen Technologies, Nortel Networks Corp., Marvell Technology Group Ltd., and Akamai Technologies, Inc. These companies are not tracked by the Portfolio's benchmark, the S&P 500 Index. Also in the technology sector, we held an underweighted position in Intel during a period in which it underperformed the broader market. As a result, it was a primary contributor to relative performance.

Stock selection in the utilities and communications sector also proved helpful to relative results. The Portfolio's top individual contributor, Sprint PCS Group, came from this sector.

Stock selection and an overweighted position in the basic materials sector buoyed returns as well, with Monsanto Co. offering particularly strong performance as one of the top 10 contributors. Several other Portfolio holdings also helped performance, including Chicago Mercantile Exchange Holdings, Inc. in financial services, Getty Images, Inc., and Tyco Intl. Ltd. from the industrial goods & services sector.

Stock selection in the leisure sector proved to be most problematic to performance during the six-month period, with Cumulus Media, Inc. -- which was not part of the benchmark -- and Clear Channel Communications, Inc. among the 10 top detractors.

While carrying an underweighting in retailing stocks helped relative performance because that sector performed poorly, stock selection in the Portfolio made the sector as a whole one of the leading detractors from relative performance. Our holdings in Hot Topic, Inc., which was not part of the benchmark, struggled in particular.

Stock selection in the energy sector also was a drag on relative performance. While our investment in Exxon Mobil added to absolute returns, our decision to hold a smaller weighting in the stock than the benchmark hurt relative returns.

While technology was the top-performing sector during the period, several of our technology holdings encountered difficulties, including Agere Systems, Ascential Software Corp., and Novellus Systems, which were among the top 10 individual detractors from the Portfolio. Other primary detractors included Franklin Resources, Inc. from the financial services sector, Tenet Healthcare Corp., and Career Education Corp.

MARKET OUTLOOK: We believe the key factor holding back equity markets was negative investor sentiment caused by geopolitical instability. In our view, the March 2004 train bombings in Spain brought geopolitical concerns back to the forefront of investors' minds, and subsequent events in Iraq and Saudi Arabia made the world look less stable to investors. We think a major economic issue was, and at mid-year remained, investors' concern that geopolitics could constrict oil supplies, cause oil prices to spike, and potentially slow down the global recovery. Another drag on stock prices, we believe, was concern about a possible slowdown in China. The nation has become one of the main engines of the global economy, and a slowdown in China could have repercussions on companies around the world that supply China with raw materials and finished goods.

PORTFOLIO MANAGERS' REPORT                            ING MFS RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

                            AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2004
                         -----------------------------------------------------------------------
                                           SINCE INCEPTION    SINCE INCEPTION    SINCE INCEPTION
                                             OF CLASS S         OF CLASS A         OF CLASS I
                         1 YEAR   5 YEAR   AUGUST 14, 1998   SEPTEMBER 9, 2002     MAY 2, 2003
                         ------   ------   ---------------   -----------------     -----------
Class S                  18.29%   (3.47)%       (0.81)%               --                 --
Class A                  18.13%      --            --              14.95%                --
Class I                  18.61%      --            --                 --              21.93%
S&P 500 Index(1)         19.11%   (2.17)%        1.80%(3)          14.75%(4)          22.73%(5)
Russell MidCap Index(2)  29.39%    6.51%         8.29%(3)          23.09%(4)          35.60%(5)

The table above illustrates the total return of ING MFS Research Portfolio against the S&P 500 Index and the Russell MidCap Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total returns would have been lower had there been no waiver to the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO WWW.ING.COM/US TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

(3) Since inception performance of the index is shown from August 1, 1998.

(4) Since inception performance of the index is shown from September 1, 2002.

(5) Since inception performance for the index is shown from May 1, 2003.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. A Portfolio may engage in active and frequent trading of portfolio securities increasing transaction costs. The value of the convertible security may fluctuate as the related security fluctuates. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Risks of foreign investing are generally intensified for investments in emerging markets. High-yield bonds generally present greater credit risk and price volatility than an issuer of a higher quality debt security. Other investment strategies may pose risks to the Portfolio. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the major exchanges. They may be thinly traded, followed by fewer analysts, and subject to wider price swings, creating a greater risk of loss than securities of larger capitalization or established companies. High portfolio turnover rates result in higher transaction costs to the Portfolio. Portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

ING MFS TOTAL RETURN PORTFOLIO                        PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of portfolio managers led by David M. Calabro, Massachusetts Financial Services Company ("MFS"), Sub-Adviser.

GOAL: The ING MFS Total Return Portfolio (the "Portfolio") seeks above average income consistent with the prudent employment of capital. A secondary goal is the reasonable opportunity for growth of capital and income.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 2.50%, compared to the Standard & Poor's ("S&P") 500 Index(1) and the Lehman Brothers Aggregate Bond Index(2), which returned 3.44% and 0.15%, respectively, for the same period.

PORTFOLIO SPECIFICS: Utilities and communications, industrial goods and services, and technology were the three sectors that provided large positive relative performance to the Portfolio.

In utilities and communications, it was stock selection that was the main source of positive returns. In fact, the top two positive contributors to the Portfolio's relative performance during the period were utilities and communications holdings AT&T Wireless and TXU Corp.

Our stock selection in industrial goods and services, coupled with our overweighted position, boosted the Portfolio's performance. Two strong performers in this sector were Tyco Intl. Ltd. and Lockheed Martin Corp.

In the technology sector, an underweighted position and stock selection contributed to positive relative performance.

Other stocks that performed well were Owens-Illinois, Inc., Schlumberger Ltd., and Hartford Financial Services Group, Inc.

During the period, the Portfolio was positioned for a rising interest-rate environment. As a result, we had less interest-rate exposure than the benchmark.

Mortgage-backed securities, including residential and commercial mortgages, also performed well during the period.

The three principal detractors from performance during the period were the leisure, retailing, and financial services sectors. In all cases, the main source of underperformance was stock selection.

The primary detractors in leisure were our overweighted positions in Viacom, Inc. and Comcast Corp., both of which performed poorly over the period. In retailing, our underweighted position and stock selection detracted from performance.

Stock selection in financial services also hurt the Portfolio. Poor performers in this sector were Mellon Financial Corp. and SunTrust Banks, Inc.

While utilities and communications was one of our most positive sectors overall, there were some negative stock stories in the sector, such as Spring FON.

Vodafone Group, PLC and Wyeth were other stocks that had a negative impact on the Portfolio's performance. Our underweighted position in Exxon Mobil Corp., which performed well during the period, was also a detractor.

During the period, we were overweighted in investment grade corporate bonds. This market, in general, slightly underperformed treasuries. However, our securities and sector selections offset nearly all the negative performance of the overweight position.

PORTFOLIO MANAGERS' REPORT                        ING MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

                               AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2004
                            -----------------------------------------------------------------------
                                              SINCE INCEPTION    SINCE INCEPTION    SINCE INCEPTION
                                                OF CLASS S         OF CLASS A         OF CLASS I
                            1 YEAR   5 YEAR   AUGUST 14, 1998   SEPTEMBER 9, 2002     MAY 2, 2003
                            ------   ------   ---------------   -----------------     -----------
Class S                     10.98%    5.51%        6.76%                 --                 --
Class A                     10.80%      --           --               10.97%                --
Class I                     11.23%      --           --                  --              14.41%
S&P 500 Index(1)            19.11%   (2.17)%       1.80%(3)           14.75%(4)          22.73%(5)
Lehman Brothers Aggregate
  Bond Index(2)              0.32%    6.95%        6.36%(3)            4.09%(4)           1.70%(5)

The table above illustrates the total return of ING MFS Total Return Portfolio against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolios distributions or the redemption of Portfolios shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolios. Total returns would have been lower had there been no waiver to the Portfolios.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO WWW.ING.COM/US TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolios holdings are subject to change daily.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(3) Since inception performance of the index is shown from August 1, 1998.

(4) Since inception performance of the index is shown from September 1, 2002.

(5) Since inception performance for the index is shown from May 1, 2003.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. A bond issuer may repay its high yielding bond before the bond's maturity date, reducing yield opportunity. The value of the convertible security may fluctuate as the related security fluctuates. A bond issuer may fail to repay interest and principal in a timely manner. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform, and manager risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Risks of foreign investing are generally intensified for investments in emerging markets. Government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the full faith and credit of the U.S. Treasury, while obligations by others are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies if it is not obliged to do so by law. High-yield bonds generally present greater credit risk and price volatility than an issuer of a higher quality debt security. The market value of debt securities tends to move in the opposite direction to interest rates. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the securities at an advantageous time or price. Other investment strategies may pose risks to the Portfolio. Fixed income securities with longer maturities are more volatile than other fixed income securities with shorter maturities. A portfolio that purchases mortgage-related securities is subject to certain additional risks, including extension risk and prepayment risk. A portfolio that concentrates its investments in a single market sector, volatility in that sector will have a greater impact on a portfolio than it would on a portfolio that has securities representing a broader range of investments. A portfolio manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall. A portfolio may engage in active and frequent trading of portfolio securities increasing transaction costs. A portfolio's income may fall due to falling interest rates. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

ING PIMCO CORE BOND PORTFOLIO                         PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and Founding Partner of Pacific Investment Management Company LLC ("PIMCO"), Sub-Adviser.

GOAL: The ING PIMCO Core Bond Portfolio (the "Portfolio") seeks maximum total return, consistent with preservation of capital and prudent investment management.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 0.56%, compared to the Lehman Brothers Aggregate Bond Index(1), which returned 0.16% for the same period.

PORTFOLIO SPECIFICS: The Portfolio outperformed the Lehman Brothers Aggregate Bond Index for the first six months of the year and for the quarter. Positioning the Portfolio's duration below benchmark was positive for returns during the second quarter as interest rates rose sharply; however, this detracted from the overall period returns, as interest rates declined over the first quarter. Emphasis on short/intermediate maturities for the period was negative as the yield curve flattened in anticipation of Federal Reserve ("Fed") tightening. Real return bonds added to returns, as these securities' strong first quarter performance helped them to outperform more volatile Treasury securities for the entire period. A mortgage emphasis and positive security selection added to returns; mortgages outpaced comparable Treasuries as volatility declined late in the second quarter. Underweighting corporates was slightly negative as this sector outperformed Treasuries modestly on like-duration basis. Municipal bonds helped returns; muni yields rose less than Treasuries as rising rates caused muni issuance to decline.

Emerging market bonds detracted from performance; leveraged tactical investors sold EM bonds as rates rose. Non-U.S. positions, mainly Eurozone issues, added value amid expectations for lower growth and inflation in Europe.

MARKET OUTLOOK: With respect to Portfolio strategy, we plan to position the Portfolio in expectation of a mildly bearish environment for U.S. bonds and a steeper yield curve than markets now expect. We intend to target duration near to slightly below index as rates largely price in expected growth and inflation in the near term. Furthermore, the Portfolio plans to emphasize short/intermediate maturities, where yields price in a more aggressive Fed tightening than we anticipate. We plan to underweight mortgages and corporates in the face of full valuations in these core bond sectors. The Portfolio also expects to hold Treasury bonds, which now offer better value after the rate increases of the second quarter. An allocation to Treasury Inflation Protected Securities should help to hedge secular inflation risk, but we do not plan on adding to positions; this sector is no longer cheap after its recent rally. We plan to maintain modest levels of emerging market bonds in light of the continued improvement in their credit fundamentals. In addition, we intend to diversify interest rate risk with an emphasis on European bonds as relatively weak European growth should put less pressure on inflation and interest rates than in the U.S. Finally, we intend to emphasize municipal bonds since higher tax revenue and rising rates should support valuations and reduce supply.

PORTFOLIO MANAGERS' REPORT                         ING PIMCO CORE BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                FOR THE PERIODS ENDED JUNE 30, 2004
                                       -----------------------------------------------------
                                                         SINCE INCEPTION    SINCE INCEPTION
                                                           OF CLASS S         OF CLASS A
                                       1 YEAR   5 YEAR   AUGUST 14, 1998   SEPTEMBER 9, 2002
                                       ------   ------   ---------------   -----------------
Class S                                 1.24%    3.35%        2.70%                 --
Class A                                 1.16%      --           --                4.47%
Lehman Brothers Aggregate
  Bond Index(1)                         0.32%    6.95%        6.36%(2)            4.09%(3)

The table above illustrates the total return of ING PIMCO Core Bond Portfolio against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.


The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.


THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.


This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


Portfolio holdings are subject to change daily.


(1) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(2) Since inception performance of the index is shown from August 1, 1998.

(3) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock or bonds investing. Portfolios that invest directly in foreign currencies or in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest risk, the risk that the value of the security may fall when interest rates rise. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform and market risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the full faith and credit of the U.S. Treasury, while obligations by others are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies if it is not obliged to do so by law. High-yield bonds generally present greater credit risk and price volatility than an issuer of a higher quality debt security. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes. Leverage, including borrowing, may cause a Portfolio to be more volatile than if it had not been leveraged. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the securities at an advantageous time or price. Other investment strategies may pose risks to the Portfolio. High portfolio turnover rates result in higher transaction costs to the Portfolio. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

ING PIMCO HIGH YIELD PORTFOLIO                        PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A portfolio management team led by Raymond G. Kennedy, Managing Director, Pacific Investment Management Company LLC ("PIMCO"), Sub-Adviser.

GOAL: ING PIMCO High Yield Portfolio (the "Portfolio") seeks maximum total return, consistent with preservation of capital and prudent investment management.

PERFORMANCE: From May 3, 2004 through June 30, 2004, the Portfolio's Class S Shares returned -0.01, compared to the Merrill Lynch U.S. High Yield BB-B Rated Index(1), which returned -0.36% for the same period.

PORTFOLIO SPECIFICS: The ING PIMCO High Yield Portfolio was launched as a new portfolio within the ING Investors Trust in May of 2004. The Portfolio outperformed its benchmark for the last two months of the second quarter. Exposure to the BBB-rated sector detracted from returns as high yield significantly outperformed high grade; however, an underweight to BB-rated bonds contributed to performance as BB's trailed B's by over 160 basis points. An overweight to telecom bonds was a negative for performance, however, security selection was a strong positive and more than offset the negative impact to the sector. An underweight to consumer sectors, which continued their rally from first quarter, was a drag on relative performance. Exposure to mid- and lower-rated issuers within the energy and utility sectors contributed to returns as these bonds rebounded from their first quarter lows. Security selection in the gaming and lodging sector hurt performance as allocations to higher quality underperformed. Emerging market bonds detracted from performance; leveraged tactical investors sold emerging market bonds as rates rose.

MARKET OUTLOOK: With respect to Portfolio strategy, we plan to continue to underweight higher quality, Treasury sensitive issues; focusing in the mid-quality tier of the high yield market, while maintaining a near benchmark average credit quality. We expect to move duration closer to that of the benchmark as the market has fully anticipated future rate increases. A focus on secured issues within the utility sector, especially the power producers should benefit the Portfolio due to strong asset coverage and attractive valuations. We plan to retain an overweight to the telecom and cable sectors as these industries continue to offer attractive relative value. We plan to maintain an underweight to the consumer cyclical sector as the sector is constrained by high consumer debt levels and an uncertain recovery in the labor market. In addition, we plan to emphasize higher quality issuers in the gaming sector where sensitivity to consumer spending is lower than other cyclical sectors and cash flow generation is strong. Finally, modest levels of emerging market exposure should continue to be part of the Portfolio's strategy, since fundamentals should continue to improve despite a difficult second quarter.

PORTFOLIO MANAGERS' REPORT                        ING PIMCO HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                                       CUMULATIVE
                                                      TOTAL RETURNS
                                                  FOR THE PERIOD ENDED
                                                      JUNE 30, 2004
                                                  ---------------------
                                                     SINCE INCEPTION
                                                       OF CLASS S
                                                       MAY 3, 2004
                                                       -----------
Class S                                                   (0.01)%
Merrill Lynch U.S. High Yield BB-B Rated
  Index(1)                                                (0.36)%(2)

The table above illustrates the total return of ING PIMCO High Yield Portfolio against the Merrill Lynch U.S. High Yield BB-B Rated Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.


The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.


THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.


This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


Portfolio holdings are subject to change daily.


(1) The Merrill Lynch U.S. High Yield BB-B Rated Index is an unmanaged index of bonds rated BB and B by Moody's or S&P.

(2) Since inception performance of the index is shown from May 1, 2004.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock or bond investing. Portfolios that invest directly in foreign currencies or in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest risk, the risk that the value of the security may fall when interest rates rise. Changes in market prices of securities or interest rates may result in a loss on derivatives. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform, and market risk. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the full faith and credit of the U.S. Treasury, while obligations by others are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies if it is not obliged to do so by law. High-yield bonds generally present greater credit risk and price volatility than an issuer of a higher quality debt security. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. A portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the securities at an advantageous time or price. Other investment strategies may pose risks to the Portfolio. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. A portfolio that purchases mortgage-related securities is subject to certain additional risks, including extension risk and prepayment risk. See the Prospectus for details.

ING SALOMON BROTHERS ALL CAP PORTFOLIO                PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: John G. Goode and Peter J. Hable, Managing Directors, Salomon Brothers Asset Management, Inc., Sub-Adviser.

GOAL: The ING Salomon Brothers All Cap Portfolio (the "Portfolio") seeks capital appreciation through investment in securities, which the Portfolio Manager believes, have above-average capital appreciation potential.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 4.71%, compared to the Russell 3000 Growth Index(1), which returned 3.59% for the same period.

PORTFOLIO SPECIFICS: During the six-month period, holdings in L.M. Ericsson Telephone Co., Motorola, Inc., Lucent Technologies, Inc., Elan Corp. PLC, and Allegheny Technologies, Inc. contributed the most to performance. We continue to own Motorola, Lucent and Allegheny and sold our positions in Ericsson and Elan. The weak performers during the six months were Newmont Mining Corp., Bristol-Myers Squibb Co., Comcast Corp., 3Com Corp. and Aphton Corp. We sold Bristol-Myers and decreased our position in 3Com while we increased our position in Aphton and maintained positions in Newmont and Comcast.

In terms of sector performance, technology, energy and industrials had a strong positive impact to performance. Hurting performance was the Portfolio's exposure to the telecommunications services and health care sectors.

As of June 30, 2004, the Portfolio held great exposure to the information technology, financials and health care sectors and held the least exposure to the utilities, consumer staples and telecommunications services sectors. The Portfolio's largest holdings were Motorola, Inc., Solectron Corp., Pfizer, Inc., Johnson & Johnson and Lucent Technologies, Inc.

MARKET OUTLOOK: Coming into 2004, we believed that investors had become too optimistic after having been exceedingly cautious just nine months earlier. We felt that the market might have to consolidate the gains made over the last nine months of 2003. Wall Street's market strategists generally felt that the first half of 2004 would be good, but were concerned about the last six months of the year. Conversely, we believed the market might face challenges in the first half of 2004 and would be stronger over the last half.

In recent months, a "wall of worry" has been rebuilt. Investors became concerned about the prospect of rising interest rates and how they might affect the market. The war in Iraq presented challenges and continues to do so. Oil prices during the second quarter reached $42 per barrel and there were fears that higher oil prices would become a tax on the world economy. The growth of China's economy at a breakneck speed led to investor concerns that it needed to be slowed and there were additional concerns that this might affect economies in Asia. In the United States, one political candidate indicated a strong desire to raise taxes. In short, there was no shortage of issues to prick the optimistic investor bubble that was in place in January of 2004.

We believe that most of these negatives have been aired long enough and were likely already reflected in current stock prices. In addition, we feel that positive surprises may occur in the next few months. We continue to believe oil prices may decline from the highs reached during the second quarter. We believe declining oil prices would act much like a tax cut for the world economy. We suspect the federal deficit may be lower than projected just a few months ago because of a robust increase in tax receipts. Finally, a bill that is currently winding its way through Congress may allow U.S. corporations to repatriate stranded offshore profits for a 5.25% tax rather than having to pay the full corporate rate. This might cause a significant portion of the $300-$500 billion of such profits to return to the U.S. which, at the margin, may enhance capital expenditures and job prospects in this country.

Historically, the seasonal period from October to April has been stronger than the May to September period. However, this pattern is an average, based on a long period of time. In 2004, we feel that a case can be made for a perverse stock market, one that does well when most people are enjoying their vacations.

PORTFOLIO MANAGERS' REPORT                ING SALOMON BROTHERS ALL CAP PORTFOLIO
--------------------------------------------------------------------------------

                                  AVERAGE ANNUAL TOTAL RETURNS
                               FOR THE PERIODS ENDED JUNE 30, 2004
                          ---------------------------------------------
                                   SINCE INCEPTION     SINCE INCEPTION
                                      OF CLASS S         OF CLASS A
                          1 YEAR   FEBRUARY 1, 2000   SEPTEMBER 9, 2002
                          ------   ----------------   -----------------
Class S                   25.21%         6.04%                 --
Class A                   25.03%           --               20.64%
Russell 3000 Index(1)     20.46%        (2.15)%             15.99%(2)

The table above illustrates the total return of ING Salomon Brothers All Cap Portfolio against the Russell 3000 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.


The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.


THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH
END.


This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER
CONDITIONS.

Portfolio holdings are subject to change daily.


(1) The Russell 3000 Index is composed of 3,000 large U.S. companies, as determined by market capitalization.

(2) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. A Portfolio may engage in active and frequent trading of portfolio securities increasing transaction costs. Derivatives securities are subject to market risk, credit risks related to the counterparty's ability to perform and market risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers may cause the Portfolio's share price to fluctuate more than that of a diversified Portfolio. Other investment strategies may pose risks to the Portfolio. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. Portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. A Portfolio's equity investment in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A portfolio manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall. A risk of a portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued might actually be appropriately priced. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

ING SALOMON BROTHERS INVESTORS PORTFOLIO              PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: John Cunningham, Senior Portfolio Manager and Managing Director, and Mark McAllister, Director and Equity Analysis, Salomon Brothers Asset Management, Inc., Sub-Adviser.

GOAL: The Salomon Brothers Investors Portfolio (the "Portfolio") seeks long-term growth of capital. Current income is a secondary objective.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 3.24%, compared to the Standard & Poor's ("S&P") 500 Index(1) and the S&P Barra Value Index(2), which returned 3.44% and 4.17%, respectively, for the same period.

PORTFOLIO SPECIFICS: The U.S. equity market traded in a fairly narrow range during the first half of 2004. Much of the action during the period occurred in the bond market as investors reacted sharply to various economic data points. Toward the end of the first quarter, it appeared that investors began to question the strength of the economic recovery, which caused stocks to ease and the 10-year U.S. Treasury yield to fall back below 4.0%. In early April, however, bond market sentiment changed significantly. The April employment report came in well ahead of expectations, causing a substantial sell-off in the Treasury market. Strength in retail sales and another strong employment report in May caused further weakness in Treasuries and led to an expectation that the Federal Reserve Bank ("Fed") would increase the Federal funds rate earlier than previously thought. The Fed did increase the Federal Funds rate by 25 basis points(i) on June 30, which by that time came as little surprise to investors.

Despite the volatility in Treasury yields during the period, the equity market remained fairly stable. Investor concerns about the prospect of higher interest rates and the potential implications for the equity market were offset to some extent by strong economic growth and corporate profit growth. First quarter S&P 500 Index profits increased close to 25% year-over-year, demonstrating the operating leverage that companies had to an improving economy.

The Portfolio's underperformance relative to the Barra Value Index during the period was mainly attributable to stock selection. Stock selection was weakest in consumer staples and healthcare and strongest in communications. Sector allocation contributed positively to performance, primarily due to an overweight position in consumer staples and an underweight position in consumer discretionary stocks.

Top contributors included AT&T Wireless Services, Inc., Lucent Technologies, Inc., Boeing Co., Transocean and Loews Corp.

With the exception of Boeing, we reduced our position in each of these stocks to take into account their strong stock price performance and increased valuations. Stocks that detracted from performance came from a number of different sectors and included AT&T Corp., Alcoa, Inc., Altria Group, Inc., Nokia OYJ ADR and the Bank of New York Co., Inc. We continue to hold each of these stocks and added to Altria and Nokia during the period.

Our Portfolio positioning remains consistent with our stance earlier in the year when we became a bit more defensive. In the June quarter, we continued to increase the Portfolio's consumer staples holdings and reduce allocations to consumer cyclicals. Versus our large-cap value benchmark, the Barra Value Index, the Portfolio remains overweight in consumer staples, technology and healthcare. It is underweight in financials, consumer discretionary and industrials.

MARKET OUTLOOK: As we look to the remainder of 2004, we expect additional equity market gains, though the bulk of those gains may not come until the fourth quarter. Near-term, with investors concerned about increasing interest rates and slowing corporate profit growth, the market may remain range-bound. We believe the catalyst may come in the fall when investors focus more on next year's earnings and recognize that despite decelerating earnings growth rates, the overall earnings trend remains favorable. We believe that equity market gains over the next twelve months are likely to come from corporate profit growth as opposed to P/E multiple expansions. We expect corporate profit growth to be driven by continued strength in the consumer, an acceleration in business spending and further productivity gains.
------------------
(i) A basis point is one one-hundredth (1/100 or 0.01) of one percent.

PORTFOLIO MANAGERS' REPORT              ING SALOMON BROTHERS INVESTORS PORTFOLIO
--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2004
                          -------------------------------------------------------------------
                                     SINCE INCEPTION     SINCE INCEPTION     SINCE INCEPTION
                                       OF CLASS S           OF CLASS A          OF CLASS I
                          1 YEAR    FEBRUARY 1, 2000    SEPTEMBER 9, 2002     JUNE 24, 2003
                          ------    ----------------    -----------------     -------------
Class S                    18.63%          3.00%                 --                  --
Class A                    18.52%            --               17.62%                 --
Class I                    18.96%            --                  --               26.26%
S&P 500 Index(1)           19.11%         (3.00)%             14.75%(3)           19.11%(4)
S&P Barra Value Index(2)   22.26%          1.40%              17.14%(3)           22.26%(4)

The table above illustrates the total return of ING Salomon Brothers Investors Portfolio against the S&P 500 Index and the S&P Barra Value Index. The Indices are unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.


The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.


THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO WWW.ING.COM/US TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.


This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


Portfolio holdings are subject to change daily.


(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) S&P Barra Growth Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have high price-to-book ratios.

(3) Since inception performance of the index is shown from September 1, 2002.

(4) Since inception performance of the index is shown from July 1, 2003.


PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. A bond issuer may fail to repay interest and principal in a timely manner. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest risk, the risk that the value of the security may fall when interest rates rise. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. The market value of debt securities tends to move in the opposite direction to interest rates. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes. Other investment strategies may pose risks to the Portfolio. A Portfolio that concentrates its investments in a single market sector, volatility in that sector will have a greater impact on a fund than it would on a Portfolio that has securities representing a broader range of investments. Portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

ING STOCK INDEX PORTFOLIO                             PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Rosalie Jing, CFA, Portfolio Manager, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.), Sub-Adviser.

GOAL: The ING Stock Index Portfolio (the "Portfolio") seeks total return.

PERFORMANCE: From May 3, 2004 through June 30, 2004, the Portfolio's Class I shares returned 3.20%, compared to a return of 3.35% for the Standard & Poor's ("S&P") 500 Index.

PORTFOLIO SPECIFICS: For the six-month period ended June 30, 2004, the S&P 500 rose a modest 3.44%. All 10 sectors of the Index showed positive returns led by economically sensitive, cyclical sectors. Energy was the top performing sector, up 13.1%, followed by industrials and consumer staples. Information technology, materials, and consumer discretionary were the worst performing sectors (all up less than 1%).

Most client assets were received from a substitution into the Portfolio at the close of business on June 25, 2004.

MARKET OUTLOOK: As an index portfolio, we are fully invested at the benchmark weightings for the S&P 500 Index and would expect to track the returns of the Index.

PORTFOLIO MANAGERS' REPORT                             ING STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                                 CUMULATIVE
                                                TOTAL RETURNS
                                            FOR THE PERIODS ENDED
                                                JUNE 30, 2004
                                            ---------------------
                                               SINCE INCEPTION
                                                 OF CLASS S
                                                 MAY 3, 2004
                                                 -----------
Class I                                             3.20%
S&P 500 Index(1)                                    3.35%(2)

The table above illustrates the total return of ING Stock Index Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) Since inception performance of the index is shown from May 1, 2004.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform and market risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. Other investment strategies may pose risks to the Portfolio. The price of equity securities fluctuates based on changes in a company's financial condition and overall market condition and economic conditions. The value of equity securities purchased by the Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. An exchange traded fund or ETF, may carry additional risk, including trading at a discount, trading on markets that are undeveloped or not maintained. Trading may be halted if the listing exchange's officials deem such action appropriate, the shares become delisted, or if market-wide "circuit breakers" halt stock trading generally. The Portfolio Manager uses an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between the Portfolio and the S&P 500 Index performance may be affected by the Portfolio's expenses, and the timing of purchases and redemptions of the Portfolio's shares. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. High portfolio turnover rates result in higher transaction costs to the Portfolio. Portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. See the Prospectus for details.

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO      PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: An Investment Advisory Committee, chaired by Stephen
W. Boesel, T. Rowe Price Associates, Inc., Sub-Advisor.

GOAL: The ING T. Rowe Price Capital Appreciation Portfolio (the "Portfolio") seeks in the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risks.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 5.38% compared to the Standard & Poor's ("S&P") 500 Index(1), Lehman Brothers U.S. Government/Credit Bond Index(2), and Composite Index (60% S&P 500 Index/40% Lehman Brothers Index), which returned 3.44%, -0.19%, and 2.13%, respectively, for the same period.

PORTFOLIO SPECIFICS: The Portfolio's energy investments were one of the primary sources of strength for the Portfolio. High oil prices and improved investor sentiment benefited several of the Portfolio's holdings. Amerada Hess rebounded from low valuation levels and posted a return of 50% for the six-month period. Electric utility TXU Corp. was another top contributor. A new management team has brought renewed focus to the company, selling non-core assets and using the proceeds to improve the firm's balance sheet.

Although financials were hurt by rising interest rates in the second quarter, the Portfolio's insurance holdings contributed positively to performance due to a strong pricing environment. The continuing economic expansion benefited several of the Portfolio's large industrial holdings, but signs of a slowdown in China did not help several of the Portfolio's metals and mining stocks, which declined as white-hot commodity markets cooled somewhat.

Genworth Financial, Inc., an insurance spin-off from General Electric, was one of our largest purchases for the quarter, and it rebounded strongly after a disappointing IPO. We took advantage of concerns over a slowing defense budget to make another large purchase in Lockheed Martin Corp.

MARKET OUTLOOK: We expect reasonable returns for the market this year. Economic growth appears to be broadening, with tech spending picking up, laggard industries showing improvement, and personal incomes increasing. The market appears fairly well balanced, with valuations reasonable, and the value and growth styles roughly in equilibrium. We do not see any major underlying sector trends, and we expect that performance will be driven on a stock-by-stock basis. The only exception to this balanced picture is that small-caps appear richly valued relative to large-caps. We are remaining cautious toward bonds until interest rates appear to have settled, preferring instead to hold cash and convertibles.

PORTFOLIO MANAGERS' REPORT      ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2004
                          -----------------------------------------------------------------
                                                        SINCE INCEPTION     SINCE INCEPTION
                                                          OF CLASS A          OF CLASS I
                          1 YEAR   5 YEAR   10 YEAR    SEPTEMBER 9, 2002      MAY 2, 2003
                          ------   ------   -------    -----------------      -----------
Class S                   20.96%   11.81%    10.20%             --                  --
Class A                   20.78%      --        --           17.11%                 --
Class I                   21.27%      --        --              --               25.00%
S&P 500 Index(1)          19.11%   (2.17)%   11.87%          14.75%(3)           22.73%(4)
Lehman Brothers U.S.
  Government/Credit Bond
  Index(2)                (0.72)%   7.11%     7.44%           4.58%(3)            1.45%(4)
Composite Index (60% S&P
  500 Index/40% --
  Lehman Brothers
  Aggregate Bond Index)   11.36%    1.78%    10.41%          10.75%(3)           13.99%(4)

The table above illustrates the total return of ING T. Rowe Price Capital Appreciation Portfolio against the S&P 500 Index, Lehman Brothers U.S. Government/Credit Bond Index and the Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.


The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.


THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO WWW.ING.COM/US TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.


This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


Portfolio holdings are subject to change daily.


(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) The Lehman Brothers U.S. Government/Credit Intermediate Bond Index is a widely recognized index of publicly issued fixed rate U.S. Government and Corporate investment grade debt securities.

(3) Since inception performance of the index is shown from September 1, 2002.

(4) Since inception performance of the index is shown from May 1, 2003.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock and bond investing. The Portfolio may engage in active and frequent trading of portfolio securities increasing transaction costs. The value of the convertible security may fluctuate as the related security fluctuates. A bond issuer may fail to repay interest and principal in a timely manner. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest risk, the risk that the value of the security may fall when interest rates rise. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform and market risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. High-yield bonds generally present greater credit risk and price volatility than an issuer of a higher quality debt security. The market value of debt securities tends to move in the opposite direction to interest rates. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes. Other investment strategies may pose risks to the Portfolio. Portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. A risk of a portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued might actually be appropriately priced. A Portfolio will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by a Portfolio Manager. A Portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO             PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: An Investment Advisory Committee, chaired by Brian Rogers, T. Rowe Price Associates, Inc., Sub-Adviser.

GOAL: The ING T. Rowe Price Equity Income Portfolio (the "Portfolio") seeks substantial dividend income as well as long-term growth of capital.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 4.46%, compared to the Standard & Poor's ("S&P") 500 Index(1), which returned 3.44% for the same period.

PORTFOLIO SPECIFICS: The Portfolio provided a strong return and outpaced the S&P 500 Index over the six-month period ended June 30, 2004. An overweight position and strong stock selection in the energy sector was the top contributor to relative performance. In addition, an underweight position in the information technology sector and strong stock selection in financials added to relative results.

The energy sector performed strongly due to rising energy prices and improved investor sentiment, and Amerada Hess Corp., the Portfolio's top absolute contributor, rebounded from low valuation levels as the company revitalizes its asset portfolio. Technology fared worst among S&P 500 sectors, and our significant underweighting relative to the index had a positive impact. Motorola, Inc., however, enjoyed revenues that were 30% higher than expectations in the first quarter, and the company benefited from an increase in network spending and strength in the cell phone market.

Although concerns over higher interest rates hurt financials, our holdings in Lincoln National Corp., SAFECO Corp., and Bank One Corp. contributed strongly to relative results. Lincoln National posted higher-than-expected results, SAFECO enjoyed good earnings because of strong underwriting trends in the company's personal insurance lines, and Bank One announced in the first quarter that it would be acquired by J.P. Morgan.

On a negative note, relative performance was hampered by stock selection in the telecomm services sector as competitive pressures negatively affected several holdings, including Qwest Communications Intl. and AT&T Corp. Also, in industrials, Union Pacific Corp. was weak as the company struggled with higher fuel costs and operational issues, and our position in the stock hindered relative results -- although an overweight in the sector provided a bit of an offset.

MARKET OUTLOOK: We remain optimistic about the prospects for sustained economic growth and believe investors will continue to be rewarded by our disciplined investment approach. Historically, companies that pay dividends and raise them periodically have better long-run returns overall, and we believe it is merely a question of time before investors refocus on the types of stocks we favor in the Portfolio.

PORTFOLIO MANAGERS' REPORT             ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2004
                                 --------------------------------------------------------------------
                                                                 SINCE INCEPTION     SINCE INCEPTION
                                                                    OF CLASS A          OF CLASS I
                                 1 YEAR    5 YEAR    10 YEAR    SEPTEMBER 9, 2002      MAY 2, 2003
                                 ------    ------    -------    -----------------      -----------
Class S                           19.44%     3.63%     7.98%             --                  --
Class A                           19.30%       --        --           15.65%                 --
Class I                           19.74%       --        --              --               24.02%
S&P 500 Index(1)                  19.11%    (2.17)%   11.87%          14.75%(2)           22.73%(3)

The table above illustrates the total return of ING T. Rowe Price Equity Income Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.


The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.


THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO WWW.ING.COM/US TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.


This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


Portfolio holdings are subject to change daily.


(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) Since inception performance of the index is shown from September 1, 2002.

(3) Since inception performance of the index is shown from May 1, 2003.

PRINCIPAL RISK FACTORS: Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest rate risk, the risk that the value of the security may fall when interest rates rise. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform, and manager risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. A Portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall. A risk of a portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued might actually be appropriately priced.

ING UBS U.S. BALANCED PORTFOLIO                       PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: An investment management team. UBS Global Asset Management (Americas) Inc., Sub-Adviser.

GOAL: The ING UBS U.S. Balanced Portfolio (the "Portfolio") seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments and other investments.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 2.20%, compared to the Russell 3000 Index(1), Dow Jones Wilshire 5000 Index(2), Lehman Brothers U.S. Aggregate Bond Index(3), which returned 3.93%, 0.16%, and 3.59%, respectively, for the same period. The Composite Index* returned 2.87% for the six months.

PORTFOLIO SPECIFICS: Throughout the reporting period, we employed our disciplined investment approach. As always, our focus remained on intrinsic value, whereby we carefully analyze the expected cash flows that we believe an investment will provide to determine whether its market price reflects its intrinsic value. This valuation analysis pointed to overweights in equities and underweights in bonds.

During the second quarter, within U.S. equities, the Asset Allocation Team implemented a strategy change in response to an upward revision of intrinsic value brought about by improving earnings quality in that asset class. In mid-May, we shifted 3% of the portfolio into stocks, bringing the total stock allocation to 68% versus 65% for the Portfolio's Composite Index (the "Index"). This shift was funded by a 3% reduction to investment grade bonds, bringing the total exposure to this asset class to 30%. The team initiated a position in high yield bonds mid-period; this position, at 2% of portfolio assets, represents a 3% underweight versus the Index.

Within investment grade fixed income, we maintained a defensive duration posture throughout much of the period before gradually raising duration to a neutral position versus the Lehman U.S. Aggregate Bond Index (which represents the investment grade fixed income portion of the Index). Sector overweights included collateralized mortgage-backed securities and asset-backed securities, and underweights in US Treasuries and agencies.

US high yield's strong performance versus conventional fixed income has mirrored the general outperformance of lower-quality and riskier assets over higher-quality and lower-risk assets. However, its relatively unattractive valuation, coupled with signs of increased investor risk aversion, suggests that an underweight is appropriate. In terms of the Portfolio's stock positioning, we utilized our bottom-up investment process that calls for investing in companies that meet our intrinsic value criteria. That said, sector overweights -- which are a result of our stock selection process -- included industrials, financials and telecom services. Conversely, the Portfolio had underweight positions in information technology, consumer staples and materials.

In the Portfolio's U.S. fixed income segment, we eliminated our opportunistic 1% overweight position in U.S. Treasury Inflation-Protected Securities (TIPS), which we initiated during the first half of the period. Five- and 10-year TIPS appear to be marginally attractive, but 30-year issues are significantly above intrinsic value. There appears to be a structural demand for long-dated TIPS, which is driving yields for these instruments down relative to nominal Treasury securities. This could be due to more investors attempting to lock in long-term real returns, which is a further indication of higher investor risk aversion. However, the U.S. Treasury has suggested that it will increase the supply of TIPS, setting the stage for a drop in TIPS prices relative to nominal bond prices. These factors make TIPS relatively unattractive.

MARKET OUTLOOK: At the end of the reporting period, the Portfolio contained approximately 68% stocks, 30% investment grade bonds and 2% high yield bonds. Through our disciplined investment approach, we will continue to seek to identify compelling opportunities that we believe have the potential to generate superior risk-adjusted returns over the long term.
------------------
* An unmanaged index compiled by the Sub-Adviser, consisting of 65% Russell 3000 Index, 30% Lehman Brothers U.S. Aggregate Bond Index and 5% Merrill Lynch High Yield Cash Pay Index. Prior to May 1, 2004, the Index's composition was 65% Dow Jones Wilshire 5000 Index, 35% Lehman U.S. Aggregate Bond Index.

PORTFOLIO MANAGERS' REPORT                       ING UBS U.S. BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                              AVERAGE ANNUAL TOTAL RETURNS
                                          FOR THE PERIODS ENDED JUNE 30, 2004
                                       ------------------------------------------
                                                SINCE INCEPTION   SINCE INCEPTION
                                                  OF CLASS S        OF CLASS A
                                       1 YEAR   OCTOBER 2, 2000    JUNE 3, 2003
                                       ------   ---------------    ------------
Class S                                11.77%        (2.65)%              --
Class A                                11.78%           --             14.62%
Russell 3000 Index(1)                  20.46%        (4.00)%(5)        20.23%(6)
Dow Jones Wilshire 5000 Total Market
  Index(2)                             21.17%        (3.80)%(5)        21.03%(6)
Lehman Brothers U.S. Aggregate Bond
  Index(3)                              0.32%         7.23%(5)          0.11%(6)
Merrill Lynch High Yield, Cash Pay
  Index(4)                              9.97%         7.25%(5)         11.91%(6)
Composite Index (65% -- Russell 3000
  Index/30% -- Lehman Brothers U.S.
  Aggregate Bond Index/5% -- Merrill
  Lynch High Yield Cash Pay Index)     15.86%        (2.01)%(5)        15.69%(6)

The table above illustrates the total return of ING UBS U.S. Balanced Portfolio against the Russell 3000 Index, the Dow Jones Wilshire 5000 Total Market Index, the Lehman Brothers U.S. Aggregate Bond Index, the Merrill Lynch High Yield Cash Pay Index and the Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.


The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.


THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The Russell 3000 Index is composed of 3,000 large U.S. companies, as determined by market capitalization.

(2) The Dow Jones Wilshire 5000 Total Market Index is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization.

(3) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(4) The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., and must not be in default. Issue have a term to maturity of at least one year.

(5) Since inception performance of the index is shown from October 1, 2000.

(6) Since inception performance of the index is shown from June 1, 2003.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock and bond investing. A Portfolio may engage in active and frequent trading of portfolio securities increasing transaction costs. A bond issuer may repay its high yielding bond before the bond's maturity date, reducing yield opportunity. A bond issuer may fail to repay interest and principal in a timely manner. Derivative securities are subject to market risk, credit risk related to the counterparty's ability to perform, and market risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. High-yield bonds generally present greater credit risk and price volatility than an issuer of a higher quality debt security. The market value of debt securities tends to move in the opposite direction to interest rates. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes. Other investment strategies may pose risks to the Portfolio. Fixed income securities with longer maturities are more volatile than other fixed income securities with shorter maturities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. High portfolio turnover rates result in higher transaction costs to the Portfolio. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

ING VAN KAMPEN EQUITY GROWTH PORTFOLIO                PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Van Kampen's U.S. Growth Team whose members include Dennis Lynch, Managing Director; David Cohen, Executive Director; and Sam Chainani, Vice President, Van Kampen, Sub-Adviser.

GOAL: The ING Van Kampen Equity Growth Portfolio (the "Portfolio") seeks long-term capital appreciation.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 2.28%, compared to the Standard & Poor's ("S&P") 500 Index(1), which returned 3.44% for the same period.

PORTFOLIO SPECIFICS: The Portfolio underperformed the S&P 500 Index as a result of sector allocation. Stock selection had a positive effect on the Portfolio for the period. Our approach to investing strives to add value through rigorous bottom-up stock selection. Sector and industry weights are a residual of the stock selection process.

An underweight position in the energy sector was the most significant cause of underperformance. Energy was the best performing sector within the S&P 500 Index for the period.

Stock selection and an underweight in consumer staples both had a negative impact for the period. Within the sector we were underweight food products and personal products. Wal-Mart reported fiscal first quarter sales that slightly exceeded analyst expectations, but also expressed concern over the negative impact of high gasoline prices on consumers' disposal income. The Portfolio benefited from a slight underweight in Wal-Mart Stores, Inc. relative to the benchmark.

Stock selection in the financial sector had a negative effect on relative performance; however, an underweight to the sector was a slight positive. Detractors included Citigroup Inc. and Fannie Mae. Citigroup stock declined on news of an SEC accounting probe of the company's Argentine business in 2001 and 2002. The stock also suffered from Citigroup's announcement that it would take a $4.95 billion charge in the second fiscal quarter, which includes $2.65 billion to settle a class action suit related to the WorldCom scandal. In the first quarter, Fannie Mae announced that they expect to take a charge of $240-260 million as a result of a compromise with the SEC and Fannie Mae's regulator.

Stock selection in the information technology sector was an area of strength for the Portfolio. An overweight to the sector, however, served to offset part of this contribution. Strong performers included Yahoo!, Inc., Marvell Technology Group Ltd. and Juniper Networks, Inc. Yahoo! benefited from last month's strong earnings release and from the outlook for internet advertising. Microsoft Corp. announced a software development agreement with rival Oracle Corp. and also reported plans to trim $80 million in benefit costs. Marvell Technology Group's products continue to gain market share while new products are picking up momentum. Juniper Networks has enjoyed a high margin contribution from the NetScreen acquisition.

Stock selection in the healthcare sector added to relative return as well, but was largely offset by the negative impact of a sector overweight. Strong performers were Anthem, Inc., Caremark Rx, Inc. and Boston Scientific Corp. Financial results for Anthem have outpaced analyst estimates due to a higher expected level of new enrollments. Caremark, a pharmacy benefits management company, has an attractive product and services lineup. The company expects efficiencies gained from the ADVP acquisition to emerge by the end of this year. Boston Scientific has benefited from impressive test results for Taxus, their entry into the drug eluding stent market.

Stock selection was also favorable in the industrial sector, led by strong performance from top 10 holding General Electric ("GE"). During the month, GE completed a spin-off of its financial services division, gaining about $2.9 billion, which the company will likely use to reduce debt. GE also completed a merger of Vivendi's Universal media properties with its NBC unit and got a mid-month boost when NBC announced its fall television line-up. GE reaffirmed its 2004 earnings forecast.

MARKET OUTLOOK: We continue to believe the recovery is taking hold and have positioned the Portfolio in high quality large cap growth stocks that should benefit from an improving environment.

PORTFOLIO MANAGERS' REPORT                ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                               AVERAGE ANNUAL TOTAL RETURNS
                                           FOR THE PERIODS ENDED JUNE 30, 2004
                                       --------------------------------------------
                                                SINCE INCEPTION    SINCE INCEPTION
                                                  OF CLASS S         OF CLASS A
                                       1 YEAR     MAY 1, 2002     SEPTEMBER 9, 2002
                                       ------     -----------     -----------------
Class S                                14.95%        (0.07)%               --
Class A                                14.82%           --              12.38%
S&P 500 Index(1)                       19.11%         4.54%             14.75%(2)

The table above illustrates the total return of ING Van Kampen Equity Growth Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Other investment strategies may pose risks to the Portfolio. High portfolio turnover rates result in higher transaction costs to the Portfolio. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO             PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Managed by the Global Franchise team whose members include Hassan Elmasry, Managing Director, and Paras Podhia, Senior Associate, Van Kampen, Sub-Adviser.

GOAL: the ING Van Kampen Global Franchise Portfolio (the "Portfolio") seeks long-term capital appreciation.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 5.00%, compared to the MSCI World Index(1), which returned 3.57% for the same period.

PORTFOLIO SPECIFICS: Three strong performing sectors were Energy (+10%), Industrials (+7%) and Utilities (+7%). Three weak performing sectors were Telecommunication Services (-1%), Materials (0%) and Information Technology (+1%).

A large positive impact on the Portfolio's performance came from our overweight and strong stock selection in Consumer Staples as well as our underweights in Technology and Financials. A large detractor to the Portfolio's returns was Consumer Discretionary (-65 bps).

The strong performing stock in the Portfolio was Reckitt Benckiser PLC, which rose 26%, followed by Cadbury Schweppes (+20%) and British American Tobacco PLC (+17%).

MARKET OUTLOOK: In general, valuations today are higher than they were a year ago even in areas where we look for most of our ideas. Regardless of this changing market environment, for the last twelve months, the Portfolio has delivered attractive absolute returns in excess of 23%. We keep researching new ideas, and remain committed to our quality or valuation criteria.

We are focused on the Global Brands philosophy of exceptional quality at compelling value. We continue to seek investment opportunities in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while minimizing business risk and valuation risk. We expect our Portfolio to outperform broadly based benchmarks over the long term with less than average volatility.

PORTFOLIO MANAGERS' REPORT             ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO
--------------------------------------------------------------------------------

                                               AVERAGE ANNUAL TOTAL RETURNS
                                           FOR THE PERIODS ENDED JUNE 30, 2004
                                       --------------------------------------------
                                                SINCE INCEPTION    SINCE INCEPTION
                                                  OF CLASS S         OF CLASS A
                                       1 YEAR     MAY 1, 2002     SEPTEMBER 9, 2002
                                       ------     -----------     -----------------
Class S                                24.60%        8.09%                 --
Class A                                24.44%          --               13.85%
MSCI World Index(1)                    24.92%        6.93%              17.25%(2)

The table above illustrates the total return of ING Van Kampen Global Franchise Portfolio against the MSCI World Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The MSCI All Country World Free Index is an unmanaged index of developed- and emerging-market equities in nations throughout the world.

(2) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. Portfolios that invest directly in foreign currencies or in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Derivatives securities are subject to market risk, credit risks related to the counterparty's ability to perform and market risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers may cause the Portfolio's share price to fluctuate more than that of a diversified Portfolio. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Risks of foreign investing are generally intensified for investments in emerging markets. Other investment strategies may pose risks to the Portfolio. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. A Portfolio's equity investment in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and potential for takeovers and acquisitions. A Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall. A risk of a portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued might actually be appropriately priced. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO            PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Van Kampen's Equity team whose members include James
A. Gilligan, Managing Director; Thomas Bastian, Vice President; Sergio Marcheli, Vice President; James O. Roedor, Executive Director; and Vincent Vizachero, Associate, Van Kampen, Sub-Adviser.

GOAL: The ING Van Kampen Growth and Income Portfolio (the "Portfolio") seeks long term growth of capital and income.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 3.37%, compared to the Standard & Poor's ("S&P") 500 Index(1) and the Russell 1000 Index(2), which returned 3.44% and 3.33%, respectively, for the same period.

PORTFOLIO SPECIFICS: During the past six months, the stock market's advance continued, but was hampered by concerns about rising interest rates, global tensions, and higher energy prices. The Portfolio follows a value-oriented strategy focused on large-cap stocks and, consequently, benefited from the market's preference for value stocks during the period. Large-cap stocks lagged small- and mid-cap stocks for the full six months. However, in the latter three months of the period, the Portfolio benefitted from a shift in this trend, as large-cap stocks outperformed small-caps and kept pace with the mid-cap segment.

Overall, the Portfolio performed in line with its benchmark, and the Russell 1000 Value Index. Individual stock selection added to relative return, but was largely offset by the unfavorable impact of the Portfolio's sector weightings relative to the benchmark. Specifically, overweight positions in the healthcare, consumer discretionary, and materials sectors detracted from the Portfolio's relative results for the six-month period. On the positive side, the Portfolio benefited from an overweight position in energy and an underweight in financials.

In the last three months of our semi-annual period, as the market reacted to upward pressure on interest rates, we saw particularly favorable results from two of our sector decisions. Both the financial sector and the healthcare sector reacted to rising interest rates as we anticipated. The financial sector, where the Portfolio was underweight, lagged the overall market, while healthcare, where the Portfolio was significantly overweight, outperformed.

During the six-month semi-annual period, stock selection in the healthcare, industrials, and materials sectors detracted from relative performance. However, this was more than offset by positive contributions from the remaining sectors, including consumer discretionary, energy, telecommunications services, financials, and information technology.

MARKET OUTLOOK: The Portfolio's dominant investment themes have centered on large-cap pharmaceuticals and consumer discretionary stocks, as well as select financial and energy stocks. Pharmaceuticals have suffered from concerns about pending drug re-importation legislation, but we believe these concerns may be overblown. Within the financial sector, we have favored insurance companies and firms with exposure to capital markets (brokerage firms and money-center banks), rather than stocks such as regional banks, which could suffer from higher interest rates.

The stock market has scarcely advanced since the beginning of 2004, following its exceptional results in calendar 2003. This has not been a bad development because solid earnings for the last three quarters have helped to justify stock valuations that previously appeared to be somewhat stretched. Continued strong corporate earnings may help to bring valuations to sustainable levels.

The implications of the shift from a historically low interest rate environment to a tightening of monetary policy and possible renewed inflation are likely to keep the market's uncertainty elevated in the quarters ahead. Although a rising interest rate environment could weaken stock returns in the near term, it is also a sign of a healthier economy, which no longer requires abnormally low rates to sustain itself.

As in all market conditions, we maintain our focus on seeking stocks one at a time, using our value-with-a-catalyst criteria. Given our economic and market outlook, we remain cautiously optimistic with respect to near-term, future gains.

PORTFOLIO MANAGERS' REPORT            ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 FOR THE PERIODS ENDED JUNE 30, 2004
                                            ---------------------------------------------
                                                                         SINCE INCEPTION
                                                                           OF CLASS A
                                            1 YEAR   5 YEAR   10 YEAR   SEPTEMBER 9, 2002
                                            ------   ------   -------   -----------------
Class S                                     19.80%    0.05%    10.50%            --
Class A                                     19.57%      --        --          16.01%
S&P 500 Index(1)                            19.11%   (2.17)%   11.87%         14.75%(3)
Russell 1000 Index(2)                       19.48%   (1.65)%   11.83%         15.18%(3)

The table above illustrates the total return of ING Van Kampen Growth and Income Portfolio against the S&P 500 Index and the Russell 1000 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) The Russell 1000 Index consists of the largest 1,000 companies of the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3) Since inception performance of the index is shown from September 1, 2002.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. The value of the convertible security may fluctuate as the related security fluctuates. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest risk, the risk that the value of the security may fall when interest rates rise. Derivative securities are subject to market risk, credit risk related to the counterparty's ability to perform, and market risks. Changes in market prices of securities or interest rates may result in a loss on derivatives. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Other investment strategies may pose risks to the Portfolio. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. See the Prospectus for details.

ING VAN KAMPEN REAL ESTATE PORTFOLIO                  PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Van Kampen's Real Estate Team led by Theodore R. Bigman, Managing Director, Van Kampen, Sub-Adviser.

GOAL: The ING Van Kampen Real Estate Portfolio (the "Portfolio") seeks capital appreciation. Current income is a secondary objective.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class S Shares returned 7.62%, compared to the Dow Jones Wilshire Real Estate Index(1), which returned 6.94% for the same period.

PORTFOLIO SPECIFICS: In the first quarter, Real Estate Investment Trusts ("REITs") rallied due to strong fund flow to the sector. However, REITs suffered a pullback in the second quarter. The second quarter truly represented a tale of two quarters as the Index declined by 20% through its trough in mid-May and then recovered 17% in the second half of the quarter. The two key factors that appeared to contribute to the dramatic declines in the first part of the quarter were fears of higher interest rates, sparked by the strong employment report at the beginning of April, and views from a number of prominent analysts that the sector had become fully priced. The sector's recovery in the second half of the quarter appeared to result from a near-term stabilization in interest rates, renewed interest from investors that had been on the sidelines awaiting a better entry point, and a recovery in favorable retail fund flows.

There continues to be an abundant amount of capital available to invest in the U.S. real estate market. This strong demand continues to put upward pressure on property prices. The continued improvement in underlying real estate values continues to support REIT share prices. Despite strong property values, it is important to note owners are only beginning to experience a pick-up in tenant demand. It appears that real estate fundamentals have bottomed and will begin to stabilize. As a result, owners of apartments, office and industrial buildings are finally beginning to experience a firming in property cash flow. Only the owners of retail properties have been immune from deteriorating fundamentals as retail tenants continue to expand.

For the first half of the year, the lodging sector has been a strong performer due to the strength of the economy and recovery of business travel. Apartments have performed in-line, as opposed to its underperformance for the past two years, due to favorable job growth. Retail outperformed as tenant demand remains strong. Office underperformed as it appears clear that there will be a significant lag between job growth and office tenant demand.

The Portfolio has outperformed the Index on a year-to-date basis. Stock selection has been the largest contributor and sector allocation has also been favorable. From a bottom-up perspective, the Portfolio has benefited from stock selection in the apartment and retail sectors. This has been modestly offset from stock selection in the hotel sector. From a top down perspective, the overweight to the hotel sector has been the largest contributor. This was partially offset by an underweight to the outlet sector as Chelsea received a takeover bid from Simon Property Group, Inc.

MARKET OUTLOOK: We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks that provide the best valuation relative to their underlying real estate values. The top-down preferences include an overweighting of the hotel, apartment and mall sectors and an underweighting of the strip shopping center and office sectors. There are specific preferences for sub-segments within each sector.

We were encouraged for the prospects of a recovery in the apartment sector due to evidence of job growth in the second quarter. Rising interest rates may also serve to slow the torrid pace of single-family home purchases. Given the short lease term structure, we believe this sector is well-positioned for a recovery in 2005. Finally, the most favorable factor is that valuation remains attractive as the stocks are trading below private market values.

We remain cautious on the office sector. This sector is similar to the apartment sector, as it requires a job recovery in order to generate better demand. However, there are notable differences. Tenants are currently in possession of excess office space, which will add to the timing of a demand recovery. In addition, there are significant capital costs required for attracting and retaining tenants. Finally, given the longer office tenant lease term, office owners will likely face a roll down in rents at lease expiration in most markets for the next several years. Thus, despite a very modest improvement in occupancy, a recovery in net effective rents and NAV per share is likely to lag other real estate sectors. Within the sector, we favor a number of companies that provide exposure to the stronger office locations, which include the markets surrounding New York, Washington D.C. and Southern California.

In retail, we continue to favor malls over the open-air shopping centers, which appear expensive versus underlying real estate values. Within both sub-sectors, we continue to favor owners of higher quality assets in major metropolitan areas. For the malls, this results in a preference for owners of large malls that dominate a trade area. Within open-air centers, we prefer the in-fill centers anchored by leading grocers and the dominant community centers with multiple key anchor tenants.

The overweighting in the hotel sector continues to be accomplished through the ownership of companies that are owners of major urban hotel assets, have superior balance sheets, and are affiliated with a major brand. In the second quarter, we witnessed improved fundamentals due to improved corporate travel. Transaction activity in the quarter provided further evidence that the public companies are trading well below private market values.

PORTFOLIO MANAGERS' REPORT                  ING VAN KAMPEN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

Our outlook for the REIT market is based on two key factors: the health of the physical property markets and the public market pricing for the securities. We continue to expect that real estate fundamentals are not likely to improve materially during 2004, as real estate is a late cycle sector; but owners are optimistic with regard to a recovery in 2005. However, it is important to note that property values have remained firm or improved and we do not expect declines in private real estate valuations, short of a sharp rise in cap rates driven by an unexpectedly strong upward shift in interest rates.

The sector experienced a dramatic recovery in May and June following the steep declines in the first part of the quarter. As a result, REIT shares ended the second quarter at a 10% premium to the underlying value of their assets, which is close to their historical premium. The sector has received support from strong favorable funds flows from retail investors. In the second quarter, the sector experienced net outflows but flows turned positive in the last week of May and remained positive in June. Although the sector has exhibited no correlation to interest rates over its history, a rise in interest rates could have a negative impact on the sector at this particular time, as there is a constituency of new investors that have been attracted to this sector due to its attractive dividend yield versus fixed income instruments. The sector is likely to continue to receive support from investors that are committed to increasing their allocations to real estate securities. Note that in the physical property markets, the increased allocation from investors has resulted in property values that have remained firm or have improved even though fundamentals are only beginning to recover.

--------------------------------------------------------------------------------

                                              AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2004
                                            --------------------------------------------------------------------
                                                                            SINCE INCEPTION     SINCE INCEPTION
                                                                               OF CLASS A          OF CLASS I
                                            1 YEAR    5 YEAR    10 YEAR    SEPTEMBER 9, 2002      MAY 19, 2003
                                            ------    ------    -------    -----------------      ------------
Class S                                      29.92%    14.05%    13.16%             --                  --
Class A                                      29.77%       --        --           21.75%                 --
Class I                                      30.31%       --        --              --               33.39%
Dow Jones Wilshire Real Estate Securities
  Index(1)                                   29.19%    14.52%    12.27%          20.98%(2)           32.83%(3)

The table above illustrates the total return of ING Van Kampen Real Estate Portfolio against the Dow Jones Wilshire Real Estate Securities Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO WWW.ING.COM/US TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The Index is capitalization-weighted.

(2) Since inception performance of the index is shown from September 1, 2002.

(3) Since inception performance of the index is shown from June 1, 2003.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Derivative securities are subject to market risk, credit risk related to the counterparty's ability to perform and market risks. Changes in market prices of securities or interest rates may result in a loss on derivatives. A Portfolio that concentrates its investments in one or more industries will tend to experience more volatility than diversified funds. Other investment strategies may pose risks to the Portfolio. Investing in Real Estate Investment Trusts may carry the same risks of direct ownership of real estate, and be affected by regulatory requirements. A portfolio that concentrates its investments in a single market sector, volatility in that sector will have a greater impact on a portfolio than it would on a portfolio that has securities representing a broader range of investments. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers may cause the Portfolio's share price to fluctuate more than that of a diversified Portfolio. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses.
See the Prospectus for details.

      STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                               ING            ING
                                                 ING            ING          CAPITAL        CAPITAL          ING
                                                 AIM          ALLIANCE       GUARDIAN       GUARDIAN       CAPITAL
                                               MID CAP        MID CAP       LARGE CAP       MANAGED        GUARDIAN
                                               GROWTH          GROWTH         VALUE          GLOBAL       SMALL CAP
                                              PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                              ---------      ---------      ---------      ---------      ---------
ASSETS:
Investments in securities at value+*        $ 226,369,140   $580,669,748   $645,497,630   $355,307,354   $565,787,191
Short-term investments at value**              79,889,710    158,964,064    181,544,360     49,673,997    155,458,267
Cash                                                1,404      5,574,073      5,139,478      6,163,753      4,851,023
Foreign currencies at value***                         --             --             --        121,064             --
Receivables:
    Investment securities sold                  2,201,989        522,813         11,249        233,783        561,368
    Dividends and interest                         64,280         59,325        460,472        453,698        689,076
    Brokerage commission recapture                 14,720         45,024             --            276             30
Prepaid expenses                                    1,725          3,751          4,042          2,630          4,246
                                            -------------   ------------   ------------   ------------   ------------
         Total assets                         308,542,968    745,838,798    832,657,231    411,956,555    727,351,201
                                            -------------   ------------   ------------   ------------   ------------
LIABILITIES:
Payable for investment securities
  purchased                                     1,371,749      5,081,440         55,028        627,659        866,976
Payable to affiliates                             179,387        465,460        526,623        370,931        416,952
Payable upon receipt of securities loaned      66,390,179    158,964,064    175,019,360     45,821,997    153,308,267
Unrealized depreciation on forward
  currency contracts                                   --             --             --        172,078             --
                                            -------------   ------------   ------------   ------------   ------------
         Total liabilities                     67,941,315    164,510,964    175,601,011     46,992,665    154,592,195
                                            -------------   ------------   ------------   ------------   ------------
NET ASSETS                                  $ 240,601,653   $581,327,834   $657,056,220   $364,963,890   $572,759,006
                                            =============   ============   ============   ============   ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                             $ 360,154,368   $571,323,897   $590,721,590   $367,100,265   $734,894,718
Undistributed net investment income
  (accumulated net investment loss)              (603,550)    (2,317,209)     1,956,498      2,383,394      1,237,353
Accumulated net realized loss on
  investments and foreign currencies         (129,420,750)   (45,755,427)   (32,777,571)   (49,318,013)  (200,174,368)
Net unrealized appreciation on investments
  and foreign currencies                       10,471,585     58,076,573     97,155,703     44,798,244     36,801,303
                                            -------------   ------------   ------------   ------------   ------------
NET ASSETS                                  $ 240,601,653   $581,327,834   $657,056,220   $364,963,890   $572,759,006
                                            =============   ============   ============   ============   ============
------------------
+ Including securities on loan at value     $  64,547,264   $152,119,300   $171,265,186   $ 44,796,303   $153,205,702
* Cost of investments in securities         $ 215,897,087   $522,593,175   $548,341,927   $310,350,013   $528,985,888
** Cost of short-term investments           $  79,890,179   $158,964,064   $181,544,360   $ 49,673,997   $155,458,267
*** Cost of foreign currencies              $          --   $         --   $         --   $    121,064   $         --

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                               ING            ING
                                                 ING            ING          CAPITAL        CAPITAL          ING
                                                 AIM          ALLIANCE       GUARDIAN       GUARDIAN       CAPITAL
                                               MID CAP        MID CAP       LARGE CAP       MANAGED        GUARDIAN
                                               GROWTH          GROWTH         VALUE          GLOBAL       SMALL CAP
                                              PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                              ---------      ---------      ---------      ---------      ---------
CLASS A:
Net assets                                  $   4,591,008   $  8,748,182   $  8,243,201   $  3,257,812   $  5,958,153
Shares authorized                               unlimited      unlimited      unlimited      unlimited      unlimited
Par value                                   $       0.001   $      0.001   $      0.001   $      0.001   $      0.001
Shares outstanding                                349,154        536,363        754,516        282,544        540,933
Net asset value and redemption price per
  share                                     $       13.15   $      16.31   $      10.93   $      11.53   $      11.01
CLASS S:
Net assets                                  $ 236,010,645   $572,579,652   $648,813,019   $361,706,078   $566,800,853
Shares authorized                               unlimited      unlimited      unlimited      unlimited      unlimited
Par value                                   $       0.001   $      0.001   $      0.001   $      0.001   $      0.001
Shares outstanding                             17,894,530     35,019,262     59,378,148     31,325,559     51,448,592
Net asset value and redemption price per
  share                                     $       13.19   $      16.35   $      10.93   $      11.55   $      11.02

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                               ING            ING             ING
                                                ING        EAGLE ASSET      FMR(SM)      GOLDMAN SACHS        ING
                                             DEVELOPING      CAPITAL      DIVERSIFIED       INTERNET          HARD
                                               WORLD       APPRECIATION     MID CAP      TOLLKEEPER(SM)      ASSETS
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                             ---------      ---------      ---------       ---------       ---------
ASSETS:
Investments in securities at value+*        $108,004,138   $207,787,835   $190,338,887    $58,545,765     $161,186,845
Short-term investments at value**              9,988,396     27,950,513     43,311,837             --               --
Cash                                           2,260,317         20,555        922,368      2,001,251        4,585,257
Foreign currencies at value***                 6,448,683             --        133,498             --              140
Receivables:
    Investment securities sold                 1,018,056             --         27,192        128,457               --
    Dividends and interest                       290,310        238,817         79,912         11,791          313,711
Prepaid expenses                                     721          1,762          1,223            319              805
                                            ------------   ------------   ------------    -----------     ------------
         Total assets                        128,010,621    235,999,482    234,814,917     60,687,583      166,086,758
                                            ------------   ------------   ------------    -----------     ------------
LIABILITIES:
Payable for investment securities
  purchased                                      453,914             --        236,797         50,267               --
Payable to affiliates                            143,490        163,387        151,788         78,441          120,607
Payable upon receipt of securities loaned      9,988,396     13,157,809     43,311,837             --               --
Unrealized depreciation on forward
  currency contracts                                  --             --            289             --               --
                                            ------------   ------------   ------------    -----------     ------------
         Total liabilities                    10,585,800     13,321,196     43,700,711        128,708          120,607
                                            ------------   ------------   ------------    -----------     ------------
NET ASSETS                                  $117,424,821   $222,678,286   $191,114,206    $60,558,875     $165,966,151
                                            ============   ============   ============    ===========     ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                             $137,987,091   $214,216,883   $162,820,753    $55,219,732     $158,833,800
Undistributed net investment income
  (accumulated net investment loss)              768,857      3,152,542         57,514       (414,723)       3,390,038
Accumulated net realized gain (loss) on
  investments and foreign currencies         (14,020,126)    (2,051,671)    18,960,892        274,272       (5,264,400)
Net unrealized appreciation (depreciation)
  on investments and foreign currencies       (7,311,001)     7,360,532      9,275,047      5,479,594        9,006,713
                                            ------------   ------------   ------------    -----------     ------------
NET ASSETS                                  $117,424,821   $222,678,286   $191,114,206    $60,558,875     $165,966,151
                                            ============   ============   ============    ===========     ============
------------------
+ Including securities on loan at value     $  9,755,404   $ 12,866,742   $ 42,605,461    $        --     $         --
* Cost of investments in securities         $115,244,232   $200,427,007   $181,063,223    $53,066,171     $152,183,510
** Cost of short-term investments           $  9,988,396   $ 27,950,809   $ 43,311,837    $        --     $         --
*** Cost of foreign currencies              $  6,518,257   $         --   $    134,096    $        --     $        139

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                               ING            ING             ING
                                                ING        EAGLE ASSET      FMR(SM)      GOLDMAN SACHS        ING
                                             DEVELOPING      CAPITAL      DIVERSIFIED       INTERNET          HARD
                                               WORLD       APPRECIATION     MID CAP      TOLLKEEPER(SM)      ASSETS
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                             ---------      ---------      ---------       ---------       ---------
CLASS A:
Net assets                                  $  3,844,226   $  1,459,147   $  5,685,394    $ 3,035,922     $  5,716,158
Shares authorized                              unlimited      unlimited      unlimited      unlimited        unlimited
Par value                                   $      0.001   $      0.001   $      0.001    $     0.001     $      0.001
Shares outstanding                               435,693         87,989        543,221        452,246          422,114
Net asset value and redemption price per
  share                                     $       8.82   $      16.58   $      10.47    $      6.71     $      13.54
CLASS I:
Net assets                                           n/a            n/a            n/a            n/a     $  1,432,586
Shares authorized                              unlimited      unlimited      unlimited      unlimited        unlimited
Par value                                   $      0.001   $      0.001   $      0.001    $     0.001     $      0.001
Shares outstanding                                   n/a            n/a            n/a            n/a          105,538
Net asset value and redemption price per
  share                                              n/a            n/a            n/a            n/a     $      13.57
CLASS S:
Net assets                                  $113,580,595   $221,219,139   $185,428,812    $57,522,953     $158,817,407
Shares authorized                              unlimited      unlimited      unlimited      unlimited        unlimited
Par value                                   $      0.001   $      0.001   $      0.001    $     0.001     $      0.001
Shares outstanding                            12,842,305     13,337,291     17,719,113      8,548,998       11,721,240
Net asset value and redemption price per
  share                                     $       8.84   $      16.59   $      10.46    $      6.73     $      13.55

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                 ING            ING            ING            ING
                                                                JANUS        JENNISON        JPMORGAN        JULIUS
                                                  ING          SPECIAL        EQUITY        SMALL CAP         BAER
                                             INTERNATIONAL     EQUITY      OPPORTUNITIES      EQUITY        FOREIGN
                                               PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                             -------------    ---------    -------------    ---------      ---------
ASSETS:
Investments in securities at value+*         $189,778,393    $55,425,335   $ 309,291,438   $147,805,397   $137,653,861
Short-term investments at value**              13,090,866     11,729,999      98,408,781     24,051,598        632,466
Repurchase agreement                            7,268,000             --              --             --             --
Cash                                                  574      1,722,093             104      6,571,168      4,279,804
Foreign currencies at value***                    245,704             --              --             --      8,371,971
Receivables:
    Investment securities sold                    142,516         45,848       1,158,075             --        165,500
    Fund shares sold                                   --             --              --              9             --
    Dividends and interest                        709,922          9,995         210,857         63,559        201,041
    Brokerage commission recapture                     --          1,112           9,690            104             --
Prepaid expenses                                    1,492            336           2,764            387            201
                                             ------------    -----------   -------------   ------------   ------------
         Total assets                         211,237,467     68,934,718     409,081,709    178,492,222    151,304,844
                                             ------------    -----------   -------------   ------------   ------------
LIABILITIES:
Payable for investment securities purchased     4,663,900             --       3,063,724        184,836      2,823,003
Payable to affiliates                             199,798         49,373         242,407        106,124        129,330
Payable upon receipt of securities loaned      13,090,866     11,729,999      77,895,781     24,051,598        632,466
Payable for foreign currencies                         --          1,952              --             --             --
Unrealized depreciation on forward currency
  contracts                                        52,959         47,776              --             --             --
                                             ------------    -----------   -------------   ------------   ------------
         Total liabilities                     18,007,523     11,829,100      81,201,912     24,342,558      3,584,799
                                             ------------    -----------   -------------   ------------   ------------
NET ASSETS                                   $193,229,944    $57,105,618   $ 327,879,797   $154,149,664   $147,720,045
                                             ============    ===========   =============   ============   ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                              $168,397,339    $51,320,395   $ 447,107,734   $132,914,610   $144,559,257
Undistributed net investment income
  (accumulated net investment loss)             3,569,309        116,617       1,370,257       (268,809)      (297,425)
Accumulated net realized gain (loss) on
  investments and foreign currencies           (1,383,178)    (4,696,201)   (150,599,871)     3,698,793      1,100,961
Net unrealized appreciation on investments
  and foreign currencies                       22,646,474     10,364,807      30,001,677     17,805,070      2,357,252
                                             ------------    -----------   -------------   ------------   ------------
NET ASSETS                                   $193,229,944    $57,105,618   $ 327,879,797   $154,149,664   $147,720,045
                                             ============    ===========   =============   ============   ============
------------------
+ Including securities on loan at value      $  7,240,999    $11,294,878   $  76,170,471   $ 23,591,471   $    615,913
* Cost of investments in securities          $167,163,892    $45,012,265   $ 279,289,761   $130,000,327   $135,370,583
** Cost of short-term investments            $ 13,090,866    $11,729,999   $  98,408,781   $ 24,051,598   $    632,466
*** Cost of foreign currencies               $    245,714    $     1,465   $          --   $         --   $  8,302,169

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                   ING            ING            ING           ING
                                                                  JANUS        JENNISON       JPMORGAN        JULIUS
                                                    ING          SPECIAL        EQUITY        SMALL CAP        BAER
                                               INTERNATIONAL     EQUITY      OPPORTUNITIES     EQUITY        FOREIGN
                                                 PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                               -------------    ---------    -------------    ---------     ---------
CLASS A:
Net assets                                     $  6,564,553    $ 1,510,107   $  2,329,501    $19,018,531   $  7,336,666
Shares authorized                                 unlimited      unlimited      unlimited      unlimited      unlimited
Par value                                      $      0.001    $     0.001   $      0.001    $     0.001   $      0.001
Shares outstanding                                  717,860        156,584        170,624      1,625,641        704,107
Net asset value and redemption price per
  share                                        $       9.14    $      9.64   $      13.65    $     11.70   $      10.42
CLASS I:
Net assets                                              n/a            n/a            n/a    $39,574,028            n/a
Shares authorized                                 unlimited            n/a            n/a      unlimited            n/a
Par value                                      $      0.001            n/a            n/a    $     0.001            n/a
Shares outstanding                                      n/a            n/a            n/a      3,370,521            n/a
Net asset value and redemption price per
  share                                                 n/a            n/a            n/a    $     11.74            n/a
CLASS S:
Net assets                                     $186,665,391    $55,595,511   $325,550,296    $95,557,105   $140,383,379
Shares authorized                                 unlimited      unlimited      unlimited      unlimited      unlimited
Par value                                      $      0.001    $     0.001   $      0.001    $     0.001   $      0.001
Shares outstanding                               20,416,274      5,752,337     23,833,219      8,142,557     13,475,147
Net asset value and redemption price per
  share                                        $       9.14    $      9.66   $      13.66    $     11.74   $      10.42

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                             ING
                                              ING          LIMITED           ING              ING             ING
                                           LEGG MASON      MATURITY         LIQUID          MARSICO         MERCURY
                                             VALUE           BOND           ASSETS           GROWTH       FOCUS VALUE
                                           PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                           ---------      ---------       ---------        ---------       ---------
ASSETS:
Investments in securities at value+*      $249,769,649   $454,124,527   $           --   $  834,510,957   $85,897,309
Short-term investments at value**                   --    119,654,633      779,525,310      189,804,670
Repurchase agreement                                --      6,088,000      233,355,000               --            --
Cash                                         6,217,689         31,068           53,808          655,320     3,519,581
Receivables:
    Investment securities sold                      --            526               --        3,368,100        28,256
    Dividends and interest                     154,403      5,631,751        1,068,088          533,441        37,806
    Brokerage commission recapture               2,213             --               --           12,632            --
Unrealized appreciation on forward
  currency contracts                            81,990             --               --               --            --
Prepaid expenses                                 1,859          5,918            9,643            6,829           154
                                          ------------   ------------   --------------   --------------   -----------
         Total assets                      256,227,803    585,536,423    1,014,011,849    1,028,891,949    89,483,106
                                          ------------   ------------   --------------   --------------   -----------
LIABILITIES:
Payable for investment securities
  purchased                                  1,504,270      1,893,949               --               --       102,117
Payable to affiliates                          207,926        202,925          403,795          705,779        32,589
Payable upon receipt of securities
  loaned                                            --    119,654,633       21,037,537      173,605,210            --
Income distribution payable                         --             --          524,987               --            --
                                          ------------   ------------   --------------   --------------   -----------
         Total liabilities                   1,712,196    121,751,507       21,966,319      174,310,989       134,706
                                          ------------   ------------   --------------   --------------   -----------
NET ASSETS                                $254,515,607   $463,784,916   $  992,045,530   $  854,580,960   $89,348,400
                                          ============   ============   ==============   ==============   ===========
NET ASSETS WERE COMPRISED OF:
Paid-in capital                           $234,689,808   $427,215,194   $  992,214,992   $1,555,010,951   $84,028,526
Undistributed net investment income            379,552     29,248,283               --           30,442        40,012
Accumulated net realized gain (loss) on
  investments and foreign currencies           400,370      4,007,187         (169,462)    (867,347,047)    2,365,404
Net unrealized appreciation on
  investments and foreign currencies        19,045,877      3,314,252               --      166,886,614     2,914,458
                                          ------------   ------------   --------------   --------------   -----------
NET ASSETS                                $254,515,607   $463,784,916   $  992,045,530   $  854,580,960   $89,348,400
                                          ============   ============   ==============   ==============   ===========
------------------
+ Including securities on loan at value   $         --   $119,774,121   $   20,387,740   $  172,074,118   $        --
* Cost of investments in securities       $230,807,620   $450,810,275   $           --   $  667,628,697   $82,950,201
** Cost of short-term investments         $         --   $119,654,633   $  779,525,310   $  189,805,210   $        --

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                    ING
                                                  ING             LIMITED             ING               ING               ING
                                               LEGG MASON         MATURITY           LIQUID           MARSICO           MERCURY
                                                 VALUE              BOND             ASSETS            GROWTH         FOCUS VALUE
                                               PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                               ---------         ---------         ---------         ---------         ---------
CLASS A:
Net assets                                    $  7,910,845               n/a      $ 10,517,488      $ 11,098,641      $ 1,556,196
Shares authorized                                unlimited               n/a         unlimited         unlimited        unlimited
Par value                                     $      0.001               n/a      $      0.001      $      0.001      $     0.001
Shares outstanding                                 855,606               n/a        10,519,171           850,921          135,257
Net asset value and redemption price
  per share                                   $       9.25               n/a      $       1.00      $      13.04      $     11.51
CLASS I:
Net assets                                    $    154,704               n/a      $153,372,333      $  2,899,006      $52,848,840
Shares authorized                                unlimited               n/a         unlimited         unlimited        unlimited
Par value                                     $      0.001               n/a      $      0.001      $      0.001      $     0.001
Shares outstanding                                  16,723               n/a       153,372,334           221,218        4,578,094
Net asset value and redemption price
  per share                                   $       9.25               n/a      $       1.00      $      13.10      $     11.54
CLASS R:
Net assets                                             n/a               n/a               n/a      $    774,540              n/a
Shares authorized                                      n/a               n/a               n/a         unlimited              n/a
Par value                                              n/a               n/a               n/a      $      0.001              n/a
Shares outstanding                                     n/a               n/a               n/a            59,323              n/a
Net asset value and redemption price
  per share                                            n/a               n/a               n/a      $      13.06              n/a
CLASS S:
Net assets                                    $246,450,058      $463,784,916      $828,155,709      $839,808,773      $34,943,364
Shares authorized                                unlimited         unlimited         unlimited         unlimited        unlimited
Par value                                     $      0.001      $      0.001      $      0.001      $      0.001      $     0.001
Shares outstanding                              26,646,798        39,774,738       828,329,599        64,238,674        3,029,283
Net asset value and redemption price
  per share                                   $       9.25      $      11.66      $       1.00      $      13.07      $     11.54

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                             ING                                              ING             ING
                                           MERCURY           ING              ING             MFS            PIMCO
                                         FUNDAMENTAL         MFS              MFS            TOTAL            CORE
                                           GROWTH      MID CAP GROWTH      RESEARCH          RETURN           BOND
                                          PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                          ---------       ---------        ---------       ---------       ---------
ASSETS:
Investments in securities at value+*     $16,732,979   $   775,233,580   $ 619,932,178   $1,405,044,969   $375,991,855
Short-term investments at value**                 --       231,392,072     175,811,532      365,798,080    368,121,607
Credit default agreements at value
  (cost $0)                                       --                --              --               --          4,119
Cash                                           3,049               443             485               --      5,244,770
Foreign currencies at value***                    --                --           9,203               23      2,779,711
Unrealized appreciation on forward
  currency contracts                              --                --              --               --         27,510
Receivables:
    Investment securities sold                94,787         4,457,811       6,357,562       22,823,859    146,343,299
    Fund shares sold                              --                --                               --             --
    Dividends and interest                    14,189           122,248         640,591        7,468,485      3,114,780
    Variation margin                              --                --              --               --      1,854,985
    Brokerage commission recapture                --             5,997          19,024           20,561             --
Prepaid expenses                                 100             6,209           5,617           10,995          5,160
                                         -----------   ---------------   -------------   --------------   ------------
         Total assets                     16,845,104     1,011,218,360     802,776,192    1,801,166,972    903,487,796
                                         -----------   ---------------   -------------   --------------   ------------
LIABILITIES:
Payable for investment securities
  purchased                                       --         2,385,094       3,347,971        3,474,543             --
Payable for investment securities
  purchased on a when-issued basis                --                --              --               --     93,939,221
Payable to affiliates                         14,787           567,151         455,685        1,016,640        407,591
Payable upon receipt of securities
  loaned                                          --       216,070,604     166,012,872      365,798,080    110,546,448
Payable to custodian                              --                --              --       21,932,470             --
Options written (Premiums $3,288,422)             --                --              --               --        684,555
Interest rate swap agreements at value
  (cost $616,717)                                 --                --              --               --      1,658,584
Securities sold short at market value
  (proceeds $103,499,519)                         --                --              --               --    104,712,992
                                         -----------   ---------------   -------------   --------------   ------------
         Total liabilities                    14,787       219,022,849     169,816,528      392,221,733    311,949,391
                                         -----------   ---------------   -------------   --------------   ------------
NET ASSETS                               $16,830,317   $   792,195,511   $ 632,959,664   $1,408,945,239   $591,538,405
                                         ===========   ===============   =============   ==============   ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                          $14,528,563   $ 1,661,266,910   $ 898,278,325   $1,269,668,825   $561,462,761
Undistributed net investment income
  (accumulated net investment loss)          (28,480)       (2,439,563)      6,657,679       43,046,615     33,406,643
Accumulated net realized gain (loss) on
  investments, foreign currencies,
  futures, options and swaps               1,044,660    (1,010,449,392)   (314,308,330)      14,740,936     (6,749,704)
Net unrealized appreciation on
  investments, foreign currencies,
  futures, options and swaps               1,285,574       143,817,556      42,331,990       81,488,863      3,418,705
                                         -----------   ---------------   -------------   --------------   ------------
NET ASSETS                               $16,830,317   $   792,195,511   $ 632,959,664   $1,408,945,239   $591,538,405
                                         ===========   ===============   =============   ==============   ============
------------------
+ Including securities on loan at value  $        --   $   210,535,852   $ 163,279,019   $  362,309,293   $108,814,822
* Cost of investments in securities      $15,447,405   $   631,416,542   $ 577,653,906   $  430,099,607   $374,018,435
** Cost of short-term investments        $        --   $   231,392,604   $ 175,811,872   $  365,798,080   $368,114,875
*** Cost of foreign currencies           $        --   $            --   $       9,204   $           23   $  2,762,099

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                ING              ING                                  ING                ING
                                              MERCURY            MFS               ING                MFS               PIMCO
                                            FUNDAMENTAL        MID CAP             MFS               TOTAL               CORE
                                              GROWTH            GROWTH           RESEARCH            RETURN              BOND
                                             PORTFOLIO        PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                             ---------        ---------         ---------          ---------          ---------
CLASS A:
Net assets                                  $ 1,541,050      $ 13,205,297      $  2,166,104      $   27,361,760      $ 20,929,766
Shares authorized                             unlimited         unlimited         unlimited           unlimited         unlimited
Par value                                   $     0.001      $      0.001      $      0.001      $        0.001      $      0.001
Shares outstanding                              147,894         1,204,906           138,663           1,554,875         1,943,492
Net asset value and redemption price
  per share                                 $     10.42      $      10.96      $      15.62      $        17.60      $      10.77
CLASS I:
Net assets                                          n/a      $  4,186,507      $    127,660      $    3,765,821               n/a
Shares authorized                                   n/a         unlimited         unlimited           unlimited               n/a
Par value                                           n/a      $      0.001      $      0.001      $        0.001               n/a
Shares outstanding                                  n/a           379,867      $      8,162             213,114               n/a
Net asset value and redemption price
  per share                                         n/a      $      11.02      $      15.64      $        17.67               n/a
CLASS R:
Net assets                                  $    80,947               n/a               n/a      $    1,789,344               n/a
Shares authorized                             unlimited               n/a               n/a           unlimited               n/a
Par value                                   $     0.001               n/a               n/a      $        0.001               n/a
Shares outstanding                                7,753               n/a               n/a             101,696               n/a
Net asset value and redemption price
  per share                                 $     10.44               n/a               n/a      $        17.60               n/a
CLASS S:
Net assets                                  $15,208,320      $774,803,707      $630,665,900      $1,376,028,314      $570,608,639
Shares authorized                             unlimited         unlimited         unlimited           unlimited         unlimited
Par value                                   $     0.001      $      0.001      $      0.001      $        0.001      $      0.001
Shares outstanding                            1,455,808        70,542,944        40,372,387          78,012,772        52,936,177
Net asset value and redemption price
  per share                                 $     10.45      $      10.98      $      15.62      $        17.64      $      10.78

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                 ING            ING                            ING
                                                 ING           SALOMON        SALOMON          ING        T. ROWE PRICE
                                                PIMCO          BROTHERS       BROTHERS        STOCK          CAPITAL
                                                HIGH           ALL CAP       INVESTORS        INDEX        APPRECIATION
                                           YIELD PORTFOLIO    PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                           ---------------    ---------      ---------      ---------       ---------
ASSETS:
Investments in securities at value+*        $543,530,703     $452,067,518   $148,316,099   $350,211,316   $1,434,704,875
Short-term investments at value**             30,903,350      126,683,343     38,050,602             --      355,662,514
Repurchase agreement                                  --               --     14,253,000      2,268,000               --
Cash                                           2,574,821        1,088,033      1,314,830          2,892      233,638,177
Cash collateral for futures                           --               --             --      1,008,000               --
Foreign currencies at value***                   721,701           31,910             --             --               --
Unrealized appreciation on forward
  currency contracts                             116,096               --             --             --               --
Receivables:
    Investment securities sold                 4,153,549          317,817             --     14,860,782               --
    Dividends and interest                    11,440,355          414,007        229,203        110,262        3,265,866
    Variation margin receivable                       --               --             --         70,425               --
    Brokerage commission recapture                    --            9,714             --             --            4,067
Prepaid expenses                                      --            3,228          1,066             --           11,002
                                            ------------     ------------   ------------   ------------   --------------
         Total assets                        593,440,575      580,615,570    202,164,801    368,531,677    2,027,286,501
                                            ------------     ------------   ------------   ------------   --------------
LIABILITIES:
Payable for investment securities
  purchased                                    8,877,848          436,100        550,915         72,748               --
Income distribution payable                    3,064,574               --             --             --               --
Payable to affiliates                            349,304          371,137        127,201          7,551        1,207,735
Payable upon receipt of securities loaned             --      107,276,990     38,050,602             --      355,662,514
                                            ------------     ------------   ------------   ------------   --------------
         Total liabilities                    12,291,726      108,084,227     38,728,718         80,299      356,870,249
                                            ------------     ------------   ------------   ------------   --------------
NET ASSETS                                  $581,148,849     $472,531,343   $163,436,083   $368,451,378   $1,670,416,252
                                            ============     ============   ============   ============   ==============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                             $587,200,337     $438,760,992   $158,986,730   $366,000,305   $1,293,116,862
Undistributed net investment income              233,557        1,400,768      2,132,712        120,606       30,511,232
Accumulated net realized gain (loss) on
  investments, foreign currencies and
  futures                                     (1,315,654)     (25,207,360)   (12,159,299)       262,152       41,562,684
Net unrealized appreciation or
  depreciation on investments, foreign
  currencies and futures                      (4,969,391)      57,576,943     14,475,940      2,068,315      305,225,474
                                            ------------     ------------   ------------   ------------   --------------
NET ASSETS                                  $581,148,849     $472,531,343   $163,436,083   $368,451,378   $1,670,416,252
                                            ============     ============   ============   ============   ==============
------------------
+ Including securities on loan at value     $         --     $104,041,240   $ 37,012,279   $         --   $  349,304,790
* Cost of investments in securities         $548,622,539     $394,489,928   $133,840,160   $348,207,714   $1,129,479,401
** Cost of short-term investments           $ 30,901,717     $126,683,990   $ 38,050,602   $         --   $  355,662,514
*** Cost of foreign currencies              $    718,608     $     31,911   $         --   $         --   $           --

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                 ING               ING                                  ING
                                              ING              SALOMON           SALOMON             ING           T. ROWE PRICE
                                             PIMCO             BROTHERS          BROTHERS           STOCK             CAPITAL
                                             HIGH              ALL CAP          INVESTORS           INDEX           APPRECIATION
                                        YIELD PORTFOLIO       PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO
                                        ---------------       ---------         ---------         ---------          ---------
CLASS A:
Net assets                                        n/a        $ 10,063,959      $  1,417,291               n/a      $   35,708,410
Shares authorized                           unlimited           unlimited         unlimited               n/a           unlimited
Par value                                $      0.001        $      0.001      $      0.001               n/a      $        0.001
Shares outstanding                                n/a             808,930           130,563               n/a           1,587,360
Net asset value and redemption
  price per share                                 n/a        $      12.44      $      10.86               n/a      $        22.50
CLASS I:
Net assets                                        n/a                 n/a      $  1,105,812      $368,451,378      $   43,975,965
Shares authorized                                 n/a           unlimited         unlimited         unlimited           unlimited
Par value                                         n/a        $      0.001      $      0.001      $      0.001      $        0.001
Shares outstanding                                n/a                 n/a           101,738        35,698,098           1,951,143
Net asset value and redemption
  price per share                                 n/a                 n/a      $      10.87             10.32      $        22.54
CLASS R:
Net assets                                        n/a                 n/a               n/a               n/a      $    3,040,355
Shares authorized                                 n/a                 n/a               n/a               n/a           unlimited
Par value                                         n/a                 n/a               n/a               n/a      $        0.001
Shares outstanding                                n/a                 n/a               n/a               n/a             135,340
Net asset value and redemption
  price per share                                 n/a                 n/a               n/a               n/a      $        22.46
CLASS S:
Net assets                               $581,148,849        $462,467,384      $160,912,980               n/a      $1,587,691,522
Shares authorized                           unlimited           unlimited         unlimited               n/a           unlimited
Par value                                $      0.001        $      0.001      $      0.001               n/a      $        0.001
Shares outstanding                         58,680,182          37,168,095        14,824,026               n/a          70,523,748
Net asset value and redemption
  price per share                        $       9.90        $      12.44      $      10.85               n/a      $        22.51

                 See Accompanying Notes to Financial Statements

      STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                   ING                            ING
                                                              T. ROWE PRICE        ING         VAN KAMPEN
                                                                  EQUITY         UBS U.S.        EQUITY
                                                                  INCOME         BALANCED        GROWTH
                                                                PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                                ---------       ---------      ---------
ASSETS:
Investments in securities at value+*                          $  821,974,428   $ 84,644,707   $ 87,185,051
Short-term investments at value**                                147,720,171     17,960,238             --
Cash                                                              38,468,659      3,682,513     45,148,939
Receivables:
    Investment securities sold                                     1,215,288      1,007,187        556,610
    Dividends and interest                                         1,316,874        270,766         45,820
    Brokerage commission recapture                                    12,498             --             --
Prepaid expenses                                                       4,854            481            205
                                                              --------------   ------------   ------------
         Total assets                                          1,010,712,772    107,565,892    132,936,625
                                                              --------------   ------------   ------------
LIABILITIES:
Payable for investment securities purchased                        3,825,245      1,620,094     44,538,407
Payable to affiliates                                                625,504         70,777         34,756
Payable upon receipt of securities loaned                        147,720,171     17,960,238             --
                                                              --------------   ------------   ------------
         Total liabilities                                       152,170,920     19,651,109     44,573,163
                                                              --------------   ------------   ------------
NET ASSETS                                                    $  858,541,852   $ 87,914,783   $ 88,363,462
                                                              ==============   ============   ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                               $  784,185,954   $ 88,700,292   $ 84,078,086
Undistributed net investment income                               13,199,884      1,303,044         11,008
Accumulated net realized gain (loss) on investments                2,704,549     (7,457,271)     2,258,384
Net unrealized appreciation on investments                        58,451,465      5,368,718      2,015,984
                                                              --------------   ------------   ------------
NET ASSETS                                                    $  858,541,852   $ 87,914,783   $ 88,363,462
                                                              ==============   ============   ============
------------------
+ Including securities on loan at value                       $  143,981,811   $ 17,500,019   $         --
* Cost of investments in securities                           $  763,522,963   $ 79,275,989   $ 85,180,535
** Cost of short-term investments                             $  147,720,171   $ 17,960,238   $         --

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                        ING                                ING
                                                                   T. ROWE PRICE          ING          VAN KAMPEN
                                                                      EQUITY           UBS U.S.          EQUITY
                                                                      INCOME           BALANCED          GROWTH
                                                                     PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                                     ---------         ---------        ---------
CLASS A:
Net assets                                                         $ 17,843,989       $ 1,913,492      $ 7,810,596
Shares authorized                                                     unlimited         unlimited        unlimited
Par value                                                          $      0.001       $     0.001      $     0.001
Shares outstanding                                                    1,411,644           216,488          792,435
Net asset value and redemption price per share                     $      12.64       $      8.84      $      9.86
CLASS I:
Net assets                                                         $  5,124,854               n/a      $43,669,298
Shares authorized                                                     unlimited         unlimited        unlimited
Par value                                                          $      0.001       $     0.001      $     0.001
Shares outstanding                                                      404,211               n/a        4,422,482
Net asset value and redemption price per share                     $      12.68               n/a      $      9.87
CLASS R:
Net assets                                                         $  1,290,613               n/a              n/a
Shares authorized                                                     unlimited               n/a              n/a
Par value                                                          $      0.001               n/a              n/a
Shares outstanding                                                      102,103               n/a              n/a
Net asset value and redemption price per share                     $      12.64               n/a              n/a
CLASS S:
Net assets                                                         $834,282,396       $86,001,291      $36,883,568
Shares authorized                                                     unlimited         unlimited        unlimited
Par value                                                          $      0.001       $     0.001      $     0.001
Shares outstanding                                                   65,902,849         9,726,380        3,736,171
Net asset value and redemption price per share                     $      12.66       $      8.84      $      9.87

                 See Accompanying Notes to Financial Statements

      STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                  ING            ING
                                                               VAN KAMPEN     VAN KAMPEN        ING
                                                                 GLOBAL        GROWTH &      VAN KAMPEN
                                                               FRANCHISE        INCOME      REAL ESTATE
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                               ---------      ---------      ---------
ASSETS:
Investments in securities at value+*                          $101,794,589   $766,330,687   $385,410,485
Short-term investments at value**                                       --    175,416,008     55,420,056
Cash                                                             6,892,645          1,544      7,991,503
Foreign currencies at value***                                   1,135,951             --             --
Receivables:
    Investment securities sold                                      49,939      4,785,852             --
    Dividends and interest                                         303,186      1,150,992      1,729,017
    Brokerage commission recapture                                      --         17,738             --
Unrealized appreciation on forward currency contracts              195,201             --             --
Prepaid expenses                                                       423          6,274          2,502
                                                              ------------   ------------   ------------
         Total assets                                          110,371,934    947,709,095    450,553,563
                                                              ------------   ------------   ------------
LIABILITIES:
Payable for investment securities purchased                         18,806      2,463,709        196,065
Payable to affiliates                                              111,162        598,781        289,507
Payable upon receipt of securities loaned                               --    142,256,159     55,420,056
                                                              ------------   ------------   ------------
    Total liabilities                                              129,968    145,318,649     55,905,628
                                                              ------------   ------------   ------------
NET ASSETS                                                    $110,241,966   $802,390,446   $394,647,935
                                                              ============   ============   ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                               $ 93,883,281   $728,369,286   $295,744,178
Undistributed net investment income                              1,312,843     12,252,568     14,809,038
Accumulated net realized gain (loss) on investments, foreign
  currencies and futures                                            70,256    (38,216,250)     9,299,483
Net unrealized appreciation on investments, foreign
  currencies and futures                                        14,975,586     99,984,842     74,795,236
                                                              ------------   ------------   ------------
NET ASSETS                                                    $110,241,966   $802,390,446   $394,647,935
                                                              ============   ============   ============
------------------
+ Including securities on loan at value                       $         --   $139,468,348   $ 54,390,392
* Cost of investments in securities                           $ 87,010,177   $666,344,694   $310,615,249
** Cost of short-term investments                             $         --   $175,417,159   $ 55,420,056
*** Cost of foreign currencies                                $  1,142,151   $         --   $         --

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                       ING              ING
                                                                   VAN KAMPEN        VAN KAMPEN           ING
                                                                     GLOBAL           GROWTH &         VAN KAMPEN
                                                                    FRANCHISE          INCOME         REAL ESTATE
                                                                    PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                                    ---------        ---------         ---------
CLASS A:
Net assets                                                         $23,694,655      $ 34,661,257      $  9,918,697
Shares authorized                                                    unlimited         unlimited         unlimited
Par value                                                          $     0.001      $      0.001      $      0.001
Shares outstanding                                                   2,017,342         1,526,669           450,373
Net asset value and redemption price per share                     $     11.75      $      22.70      $      22.02
CLASS I:
Net assets                                                                 n/a               n/a      $  1,391,407
Shares authorized                                                    unlimited         unlimited         unlimited
Par value                                                          $     0.001      $      0.001      $      0.001
Shares outstanding                                                         n/a               n/a            63,029
Net asset value and redemption price per share                             n/a               n/a      $      22.08
CLASS R:
Net assets                                                                 n/a      $    274,930               n/a
Shares authorized                                                          n/a         unlimited               n/a
Par value                                                                  n/a      $      0.001               n/a
Shares outstanding                                                         n/a            12,115               n/a
  Net asset value and redemption price per share                           n/a      $      22.69               n/a
CLASS S:
Net assets                                                         $86,547,311      $767,454,259      $383,337,831
Shares authorized                                                    unlimited         unlimited         unlimited
Par value                                                          $     0.001      $      0.001      $      0.001
Shares outstanding                                                   7,354,395        33,784,856        17,406,295
Net asset value and redemption price per share                     $     11.77      $      22.72      $      22.02

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                                        ING              ING
                                                    ING               ING             CAPITAL          CAPITAL            ING
                                                    AIM             ALLIANCE         GUARDIAN         GUARDIAN          CAPITAL
                                                  MID CAP           MID CAP          LARGE CAP         MANAGED         GUARDIAN
                                                   GROWTH            GROWTH            VALUE           GLOBAL          SMALL CAP
                                                 PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                 ---------         ---------         ---------        ---------        ---------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*       $    333,517      $    420,530      $ 3,819,584      $ 3,214,882      $ 2,631,510
Interest                                              36,877                --            1,452          230,657           14,262
Securities lending income                             44,590            65,694           53,889           28,788          153,659
Other                                                    583                --               --               --                6
                                                ------------      ------------      -----------      -----------      -----------
    Total investment income                          415,567           486,224        3,874,925        3,474,327        2,799,437
                                                ------------      ------------      -----------      -----------      -----------
EXPENSES:
Unified fees                                         789,176         2,188,287        2,325,048        1,834,224        1,913,206
Distribution and service fees:
    Class A                                            7,683            13,123           14,931            4,902           10,209
    Class S                                          293,157           702,020          776,643          455,492          715,946
Trustee fees and expenses                              6,138            13,477           14,287            9,448           15,232
                                                ------------      ------------      -----------      -----------      -----------
    Total expenses                                 1,096,154         2,916,907        3,130,909        2,304,066        2,654,593
Less:
    Brokerage commission recapture                    77,037           113,474           17,168            5,832           15,936
                                                ------------      ------------      -----------      -----------      -----------
    Net expenses                                   1,019,117         2,803,433        3,113,741        2,298,234        2,638,657
                                                ------------      ------------      -----------      -----------      -----------
Net investment income (loss)                        (603,550)       (2,317,209)         761,184        1,176,093          160,780
                                                ------------      ------------      -----------      -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
    Investments                                   19,652,133       101,717,206        3,649,915       13,318,469        6,339,992
    Foreign currencies                                    --                --               --          180,227               --
                                                ------------      ------------      -----------      -----------      -----------
Net realized gain on investments and foreign
  currencies                                      19,652,133       101,717,206        3,649,915       13,498,696        6,339,992
                                                ------------      ------------      -----------      -----------      -----------
Net change in unrealized appreciation or
  depreciation on:
    Investments                                  (15,390,926)      (50,118,744)      14,551,292       (7,039,590)      (5,888,649)
    Foreign currencies                                    --                --               --          107,751               --
                                                ------------      ------------      -----------      -----------      -----------
Net change in unrealized appreciation or
  depreciation on investments and foreign
  currencies                                     (15,390,926)      (50,118,744)      14,551,292       (6,931,839)      (5,888,649)
                                                ------------      ------------      -----------      -----------      -----------
Net realized and unrealized gain on
  investments and foreign currencies               4,261,207        51,598,462       18,201,207        6,566,857          451,343
                                                ------------      ------------      -----------      -----------      -----------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                    $  3,657,657      $ 49,281,253      $18,962,391      $ 7,742,950      $   612,123
                                                ============      ============      ===========      ===========      ===========
------------------
* Foreign taxes                                 $      4,446      $         --      $    31,797      $   306,947      $    30,150

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                 ING
                                                                EAGLE              ING                ING
                                               ING              ASSET            FMR(SM)         GOLDMAN SACHS           ING
                                            DEVELOPING         CAPITAL         DIVERSIFIED          INTERNET             HARD
                                              WORLD          APPRECIATION        MID CAP         TOLLKEEPER(SM)         ASSETS
                                            PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                            ---------         ---------         ---------          ---------          ---------
INVESTMENT INCOME:
Dividends, net of foreign taxes
  withheld*                                $  1,394,518      $  2,100,965      $    641,086       $    63,285        $  2,405,028
Interest                                        201,606            15,064            13,958                --              79,492
Securities lending income                         4,835            22,804            23,313                --                  --
Other                                                --                --               359                --                  --
                                           ------------      ------------      ------------       -----------        ------------
    Total investment income                   1,600,959         2,138,833           678,716            63,285           2,484,520
                                           ------------      ------------      ------------       -----------        ------------
EXPENSES:
Unified fees                                    830,647           720,243           671,127           400,527             531,305
Distribution and service fees:
    Class A                                       5,551             2,510             9,355             5,797               8,793
    Class S                                     152,503           270,360           217,862            70,548             193,801
Trustee fees and expenses                         2,683             6,324             4,279             1,136               2,992
                                           ------------      ------------      ------------       -----------        ------------
    Total expenses                              991,384           999,437           902,623           478,008             736,891
                                           ------------      ------------      ------------       -----------        ------------
Net investment income (loss)                    609,575         1,139,396          (223,907)         (414,723)          1,747,629
                                           ------------      ------------      ------------       -----------        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
    Investments                              21,301,043        30,501,727        25,243,917         3,448,510           9,480,103
    Foreign currencies                         (316,475)               --           (51,014)               --            (325,895)
                                           ------------      ------------      ------------       -----------        ------------
Net realized gain on investments and
  foreign currencies                         20,984,568        30,501,727        25,192,903         3,448,510           9,154,208
                                           ------------      ------------      ------------       -----------        ------------
Net change in unrealized appreciation
  or depreciation on:
    Investments                             (29,108,993)      (23,880,903)      (15,139,597)       (3,138,360)        (27,789,853)
    Foreign currencies                          (71,974)               --              (617)               --             (17,612)
                                           ------------      ------------      ------------       -----------        ------------
Net change in unrealized appreciation
  or depreciation on investments and
  foreign currencies                        (29,180,967)      (23,880,903)      (15,140,214)       (3,138,360)        (27,807,465)
                                           ------------      ------------      ------------       -----------        ------------
Net realized and unrealized gain (loss)
  on investments and foreign currencies      (8,196,399)        6,620,824        10,052,689           310,150         (18,653,257)
                                           ------------      ------------      ------------       -----------        ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                $ (7,586,824)     $  7,760,220      $  9,828,782       $  (104,573)       $(16,905,628)
                                           ============      ============      ============       ===========        ============
------------------
* Foreign taxes                            $    145,264      $     18,755      $     21,680       $        --        $    299,775

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                     ING               ING               ING
                                                                    JANUS           JENNISON          JPMORGAN            ING
                                                    ING            SPECIAL           EQUITY           SMALL CAP       JULIUS BAER
                                               INTERNATIONAL        EQUITY        OPPORTUNITIES        EQUITY           FOREIGN
                                                 PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                 ---------        ---------         ---------         ---------        ---------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*      $  3,095,273       $  331,502      $  1,746,304       $   278,127      $   301,761
Interest                                            199,841           13,712            77,287                --           13,282
Securities lending income                            16,347            7,060            74,641             4,595            1,358
Other                                                   608               --                --                --               --
                                               ------------       ----------      ------------       -----------      -----------
    Total investment income                       3,312,069          352,274         1,898,232           282,722          316,401
                                               ------------       ----------      ------------       -----------      -----------
EXPENSES:
Unified fees                                        973,002          227,529         1,107,072           424,429          390,662
Distribution and service fees:
    Class A                                          11,706            2,207             4,080            28,274            9,039
    Class S                                         235,934           69,296           415,431            99,307           93,949
Trustee fees and expenses                             5,417            1,206            10,013             1,328              710
                                               ------------       ----------      ------------       -----------      -----------
    Total expenses                                1,226,059          300,238         1,536,596           553,338          494,360
Less:
    Brokerage commission recapture                       --              830            65,627             1,807               --
                                               ------------       ----------      ------------       -----------      -----------
    Net expenses                                  1,226,059          299,408         1,470,969           551,531          494,360
                                               ------------       ----------      ------------       -----------      -----------
Net investment income (loss)                      2,086,010           52,866           427,263          (268,809)        (177,959)
                                               ------------       ----------      ------------       -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
    Investments                                  13,889,093        1,619,563        32,837,017         3,514,784        1,163,280
    Foreign currencies                             (207,693)         (16,549)           (1,293)               --         (142,439)
                                               ------------       ----------      ------------       -----------      -----------
Net realized gain on investments and
  foreign currencies                             13,681,400        1,603,014        32,835,724         3,514,784        1,020,841
                                               ------------       ----------      ------------       -----------      -----------
Net change in unrealized appreciation or
  depreciation on:
    Investments                                 (10,722,870)        (250,832)      (20,496,035)        6,559,618       (1,987,414)
    Foreign currencies                              (22,221)          34,390               (24)               --           82,134
                                               ------------       ----------      ------------       -----------      -----------
Net change in unrealized appreciation or
  depreciation on investments and foreign
  currencies                                    (10,745,091)        (216,442)      (20,496,059)        6,559,618       (1,905,280)
                                               ------------       ----------      ------------       -----------      -----------
Net realized and unrealized gain on
  investments and foreign currencies              2,936,309        1,386,572        12,339,665        10,074,402         (884,439)
                                               ------------       ----------      ------------       -----------      -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                              $  5,022,319       $1,439,438      $ 12,766,928       $ 9,805,593      $(1,062,398)
                                               ============       ==========      ============       ===========      ===========
------------------
* Foreign taxes                                $    479,233       $   14,409      $      2,445       $        --      $   138,411

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                        ING                                               ING
                                                      ING             LIMITED           ING              ING            MERCURY
                                                   LEGG MASON        MATURITY          LIQUID          MARSICO           FOCUS
                                                     VALUE             BOND            ASSETS           GROWTH           VALUE
                                                   PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                   ---------         ---------       ---------        ---------        ---------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*         $  1,037,308      $    34,654      $       --      $  3,952,596      $  215,561
Interest                                                96,858        9,924,027       4,905,616           208,661              --
Securities lending income                               24,384          115,673           1,041            84,216              --
                                                  ------------      -----------      ----------      ------------      ----------
    Total investment income                          1,158,550       10,074,354       4,906,657         4,245,473         215,561
                                                  ------------      -----------      ----------      ------------      ----------
EXPENSES:
Unified fees                                           921,691          718,924       1,147,384         3,259,289         133,249
Distribution and service fees:
    Class A                                             14,289               --          15,039            19,477           2,232
    Class R                                                 --               --              --             1,584              --
    Class S                                            277,353          651,814       1,027,731         1,041,829          39,531
Trustee fees and expenses                                6,350           20,858          51,661            24,545             537
                                                  ------------      -----------      ----------      ------------      ----------
    Total expenses                                   1,219,683        1,391,596       2,241,815         4,346,724         175,549
Less:
    Brokerage commission recapture                       5,236               --              --           129,602              --
                                                  ------------      -----------      ----------      ------------      ----------
    Net expenses                                     1,214,447        1,391,596       2,241,815         4,217,122         175,549
                                                  ------------      -----------      ----------      ------------      ----------
Net investment income (loss)                           (55,897)       8,682,758       2,664,842            28,351          40,012
                                                  ------------      -----------      ----------      ------------      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
    Investments                                     23,364,474          823,311        (169,282)       28,360,167       1,965,920
    Foreign currencies                                (124,911)              --              --          (211,020)             --
                                                  ------------      -----------      ----------      ------------      ----------
Net realized gain (loss) on investments and
  foreign currencies                                23,239,563          823,311        (169,282)       28,149,147       1,965,920
                                                  ------------      -----------      ----------      ------------      ----------
Net change in unrealized appreciation or
  depreciation on:
    Investments                                    (11,879,996)      (8,493,857)             --       (17,071,159)       (275,673)
    Foreign currencies                                 341,703               --              --           204,503              --
                                                  ------------      -----------      ----------      ------------      ----------
Net change in unrealized appreciation or
  depreciation on investments and foreign
  currencies                                       (11,538,293)      (8,493,857)             --       (16,866,656)       (275,673)
                                                  ------------      -----------      ----------      ------------      ----------
Net realized and unrealized gain (loss) on
  investments and foreign currencies                11,701,270       (7,670,546)       (169,282)       11,282,491       1,690,247
                                                  ------------      -----------      ----------      ------------      ----------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                      $ 11,645,373      $ 1,012,212      $2,495,560      $ 11,310,842      $1,730,259
                                                  ============      ===========      ==========      ============      ==========
------------------
* Foreign taxes                                   $     33,417      $     1,741      $       --      $     20,737      $    1,350

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                   ING              ING                                ING               ING
                                                 MERCURY            MFS              ING               MFS              PIMCO
                                               FUNDAMENTAL        MID CAP            MFS              TOTAL              CORE
                                                 GROWTH           GROWTH           RESEARCH           RETURN             BOND
                                                PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                ---------        ---------        ---------         ---------         ---------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*       $  58,206       $   847,756      $  3,814,101      $  8,227,460      $        887
Interest                                               --            53,331           389,813        13,391,616        17,463,817
Securities lending income                              --            99,629            62,516           185,747            37,718
Other                                                  --               372           152,081                --                --
                                                ---------       -----------      ------------      ------------      ------------
    Total investment income                        58,206         1,001,088         4,418,511        21,804,823        17,502,422
                                                ---------       -----------      ------------      ------------      ------------
EXPENSES:
Unified fees                                       65,047         2,493,220         2,044,205         4,398,629         1,696,720
Distribution and service fees:
    Class A                                         2,414            22,818             4,223            43,904           680,366
    Class R                                           121                --                --             4,608                --
    Class S                                        18,768           961,973           801,565         1,697,648            36,899
Trustee fees and expenses                             336            21,837            20,128            39,432            17,617
                                                ---------       -----------      ------------      ------------      ------------
    Total expenses                                 86,686         3,499,848         2,870,121         6,184,221         2,431,602
Less:
    Brokerage commission recapture                     --            23,786            69,403           113,174                --
    Reimbursement of unified fee                       --            35,411            42,237             3,512                --
                                                ---------       -----------      ------------      ------------      ------------
    Net expenses                                   86,686         3,440,651         2,758,481         6,067,535         2,431,602
                                                ---------       -----------      ------------      ------------      ------------
Net investment income (loss)                      (28,480)       (2,439,563)        1,660,030        15,737,598        15,070,820
                                                ---------       -----------      ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FOREIGN CURRENCIES, FUTURES,
  OPTIONS AND SWAPS:
Net realized gain (loss) on:
    Investments                                   969,374        60,694,233        44,602,280        58,740,509        (7,779,683)
    Foreign currencies                                 --            11,946             5,124            29,512           312,558
    Futures, options and swaps                         --                --                --                --         1,756,285
                                                ---------       -----------      ------------      ------------      ------------
Net realized gain (loss) on investments,
  foreign currencies, futures, options and
  swaps                                           969,374        60,706,179        44,607,404        58,770,021        (5,710,840)
                                                ---------       -----------      ------------      ------------      ------------
Net change in unrealized appreciation or
  depreciation on:
    Investments                                  (619,366)        6,072,220       (14,532,491)      (40,640,111)       (6,790,676)
    Foreign currencies                                 --              (330)            6,131               968           (46,009)
    Futures, options and swaps                         --                --                --                --          (235,048)
                                                ---------       -----------      ------------      ------------      ------------
Net change in unrealized appreciation or
  depreciation on investments, foreign
  currencies, futures, options and swaps         (619,366)        6,071,890       (14,538,622)      (40,639,143)       (7,071,733)
                                                ---------       -----------      ------------      ------------      ------------
Net realized and unrealized gain on
  investments, foreign currencies, futures,
  options and swaps                               350,008        66,778,069        30,068,782        18,130,878       (12,782,573)
                                                ---------       -----------      ------------      ------------      ------------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                    $ 321,528       $64,338,506      $ 31,728,812      $ 33,868,476      $  2,288,247
                                                =========       ===========      ============      ============      ============
------------------
* Foreign taxes                                 $   1,045       $     4,054      $     53,057      $     95,144      $          1

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                                         ING
                                                    ING               ING             ING                              T. ROWE
                                                   PIMCO            SALOMON         SALOMON            ING              PRICE
                                                    HIGH           BROTHERS         BROTHERS          STOCK            CAPITAL
                                                   YIELD            ALL CAP        INVESTORS          INDEX          APPRECIATION
                                                PORTFOLIO(1)       PORTFOLIO       PORTFOLIO       PORTFOLIO(1)       PORTFOLIO
                                                ------------       ---------       ---------       ------------       ---------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*       $   145,536       $ 2,502,047      $1,516,417       $  128,830       $13,409,416
Interest                                          6,406,475            83,752          42,025            1,387         4,078,630
Securities lending income                            10,699            56,082           8,942               --           146,468
Other                                                    --                --              --               --               557
                                                -----------       -----------      ----------       ----------       -----------
    Total investment income                       6,562,710         2,641,881       1,567,384          130,217        17,635,071
                                                -----------       -----------      ----------       ----------       -----------
EXPENSES:
Unified fees                                        450,582         1,661,033         557,912            9,611         5,137,610
Distribution and service fees:
    Class A                                         229,889            15,624           2,384               --            54,522
    Class R                                              --                --              --               --             7,002
    Class S                                              --           550,227         185,699               --         1,853,208
Trustee fees and expenses                                --            11,376           3,825               --            39,388
                                                -----------       -----------      ----------       ----------       -----------
    Total expenses                                  680,471         2,238,260         749,820            9,611         7,091,730
Less:
    Brokerage commission recapture                       --            63,581              --               --            48,232
                                                -----------       -----------      ----------       ----------       -----------
    Net expenses                                    680,471         2,174,679         749,820            9,611         7,043,498
                                                -----------       -----------      ----------       ----------       -----------
Net investment income                             5,882,239           467,202         817,564          120,606        10,591,573
                                                -----------       -----------      ----------       ----------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FOREIGN CURRENCIES AND
  FUTURES:
Net realized gain (loss) on:
    Investments                                  (1,082,097)       17,494,233       3,559,188          252,276        29,368,681
    Foreign currencies                             (233,557)             (952)             --               --            24,190
    Futures                                              --                --              --            9,876                --
                                                -----------       -----------      ----------       ----------       -----------
Net realized gain (loss) on investments,
  foreign currencies and futures                 (1,315,654)       17,493,281       3,559,188          262,152        29,392,871
                                                -----------       -----------      ----------       ----------       -----------
Net change in unrealized appreciation or
  depreciation on:
    Investments                                  (5,090,203)        2,509,106         452,411        2,003,602        43,179,889
    Foreign currencies                              120,813                --              --               --             1,233
    Futures                                              --                --              --           64,713                --
                                                -----------       -----------      ----------       ----------       -----------
Net change in unrealized appreciation or
  depreciation on investments, foreign
  currencies and futures                         (4,969,390)        2,509,106         452,411        2,068,315        43,181,122
                                                -----------       -----------      ----------       ----------       -----------
Net realized and unrealized gain (loss) on
  investments, foreign currencies and
  futures                                        (6,285,044)       20,002,387       4,011,599        2,330,467        72,573,993
                                                -----------       -----------      ----------       ----------       -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                               $  (402,805)      $20,469,589      $4,829,163       $2,451,073       $83,165,566
                                                ===========       ===========      ==========       ==========       ===========
------------------
* Foreign taxes                                 $        --       $    60,141      $   30,685       $       --       $   106,882
(1) Commenced operations on May 3, 2004.

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                       ING                              ING
                                                                  T. ROWE PRICE         ING          VAN KAMPEN
                                                                     EQUITY           UBS U.S.         EQUITY
                                                                     INCOME           BALANCED         GROWTH
                                                                    PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                                    ---------        ---------       ---------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*                          $ 8,061,984       $  397,119      $  195,198
Interest                                                               193,422          587,164              --
Securities lending income                                               51,913            5,347              --
Other                                                                       --              120              --
                                                                   -----------       ----------      ----------
    Total investment income                                          8,307,319          989,750         195,198
                                                                   -----------       ----------      ----------
EXPENSES:
Unified fees                                                         2,500,377          296,030         131,809
Distribution and service fees:
    Class A                                                             28,733            2,723          13,376
    Class R                                                              1,596               --              --
    Class S                                                            920,687           96,975          41,734
Trustee fees and expenses                                               17,288            1,783             689
                                                                   -----------       ----------      ----------
    Total expenses                                                   3,468,681          397,511         187,608
Less:
    Brokerage commission recapture                                      29,282               --              --
                                                                   -----------       ----------      ----------
    Net expenses                                                     3,439,399          397,511         187,608
                                                                   -----------       ----------      ----------
Net investment income                                                4,867,920          592,239           7,590
                                                                   -----------       ----------      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                     8,359,088        1,843,090       1,946,845
Net change in unrealized appreciation or depreciation on
  investments                                                       19,880,464         (746,453)       (927,910)
                                                                   -----------       ----------      ----------
Net realized and unrealized gain on investments                     28,239,552        1,096,637       1,018,935
                                                                   -----------       ----------      ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $33,107,472       $1,688,876      $1,026,525
                                                                   ===========       ==========      ==========
------------------
* Foreign taxes                                                    $    59,836       $       (6)     $      384

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                     ING              ING
                                                                  VAN KAMPEN      VAN KAMPEN           ING
                                                                    GLOBAL         GROWTH &        VAN KAMPEN
                                                                  FRANCHISE         INCOME         REAL ESTATE
                                                                  PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                  ---------        ---------        ---------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*                         $1,504,400      $ 7,519,195      $ 9,156,174
Interest                                                                408           129,980              633
Securities lending income                                                --            79,763            5,135
                                                                  ----------      -----------      -----------
    Total investment income                                       1,504,808         7,728,938        9,161,942
                                                                  ----------      -----------      -----------
EXPENSES:
Unified fees                                                        441,657         2,619,734        1,242,129
Distribution and service fees:
    Class A                                                          37,073            57,621           15,768
    Class R                                                              --               541               --
    Class S                                                          87,244           952,852          457,961
Trustee fees and expenses                                             1,451            22,422            8,826
                                                                  ----------      -----------      -----------
    Total expenses                                                  567,425         3,653,170        1,724,684
Less:
    Brokerage commission recapture                                       --           103,157               --
                                                                  ----------      -----------      -----------
    Net expenses                                                    567,425         3,550,013        1,724,684
                                                                  ----------      -----------      -----------
Net investment income                                               937,383         4,178,925        7,437,258
                                                                  ----------      -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES:
Net realized gain (loss) on:
    Investments                                                   1,171,350        28,292,477        3,124,047
    Foreign currencies                                             (931,579)               --               --
                                                                  ----------      -----------      -----------
Net realized gain on investments and foreign currencies             239,771        28,292,477        3,124,047
                                                                  ----------      -----------      -----------
Net change in unrealized appreciation or depreciation on:
    Investments                                                   2,483,341        (6,743,856)      14,566,781
    Foreign currencies                                              573,735                --               --
                                                                  ----------      -----------      -----------
Net change in unrealized appreciation or depreciation on
  investments and foreign currencies                              3,057,076        (6,743,856)      14,566,781
                                                                  ----------      -----------      -----------
Net realized and unrealized gain on investments and foreign
  currencies                                                      3,296,847        21,548,621       17,690,828
                                                                  ----------      -----------      -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $4,234,230      $25,727,546      $25,128,086
                                                                  ==========      ===========      ===========
------------------
* Foreign taxes                                                   $ 178,039       $   212,953      $    44,910

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                        ING AIM                      ING ALLIANCE
                                                                MIDCAP GROWTH PORTFOLIO        MIDCAP GROWTH PORTFOLIO
                                                              ----------------------------   ----------------------------
                                                               SIX MONTHS                     SIX MONTHS
                                                                 ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                  2004           2003            2004           2003
                                                                  ----           ----            ----           ----
FROM OPERATIONS:
Net investment loss                                           $   (603,550)  $    (658,024)  $ (2,317,209)  $  (2,638,257)
Net realized gain on investments                                19,652,133      27,553,915    101,717,206      83,706,555
Net change in unrealized appreciation or depreciation on
  investments                                                  (15,390,926)     37,856,794    (50,118,744)    115,668,311
                                                              ------------   -------------   ------------   -------------
Net increase in net assets resulting from operations             3,657,657      64,752,685     49,281,253     196,736,609
                                                              ------------   -------------   ------------   -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                30,480,403     151,508,923     68,428,852     209,880,143
Cost of shares redeemed                                        (26,991,211)   (128,273,374)   (69,050,211)   (162,876,887)
                                                              ------------   -------------   ------------   -------------
Net increase (decrease) in net asset resulting from capital
  share transactions                                             3,489,192      23,235,549       (621,359)     47,003,256
                                                              ------------   -------------   ------------   -------------
Net increase in net assets                                       7,146,849      87,988,234     48,659,894     243,739,865
                                                              ------------   -------------   ------------   -------------
NET ASSETS:
Beginning of period                                            233,454,804     145,466,570    532,667,940     288,928,075
                                                              ------------   -------------   ------------   -------------
End of period                                                 $240,601,653   $ 233,454,804   $581,327,834   $ 532,667,940
                                                              ============   =============   ============   =============
Accumulated net investment loss at end of period              $   (603,550)  $          --   $ (2,317,209)  $          --
                                                              ============   =============   ============   =============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                 ING CAPITAL GUARDIAN          ING CAPITAL GUARDIAN
                                                               LARGE CAP VALUE PORTFOLIO     MANAGED GLOBAL PORTFOLIO
                                                              ---------------------------   ---------------------------
                                                               SIX MONTHS                    SIX MONTHS
                                                                 ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,
                                                                  2004           2003           2004           2003
                                                                  ----           ----           ----           ----
FROM OPERATIONS:
Net investment income                                         $    761,184   $  1,199,126   $  1,176,093   $  1,029,011
Net realized gain (loss) on investments and foreign
  currencies                                                     3,649,915    (16,037,894)    13,498,696    (17,657,067)
Net change in unrealized appreciation or depreciation on
  investments and foreign currencies                            14,551,292    145,237,279     (6,931,839)   105,953,277
                                                              ------------   ------------   ------------   ------------
Net increase in net assets resulting from operations            18,962,391    130,398,511      7,742,950     89,325,221
                                                              ------------   ------------   ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class S                                                             --       (226,442)            --             --
                                                              ------------   ------------   ------------   ------------
Total distributions                                                     --       (226,442)            --             --
                                                              ------------   ------------   ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                81,082,343    173,261,892     32,093,252     78,018,001
Dividends reinvested                                                    --        226,442             --             --
                                                              ------------   ------------   ------------   ------------
                                                                81,082,343    173,488,334     32,093,252     78,018,001
Cost of shares redeemed                                        (25,640,865)   (22,728,034)   (35,749,389)   (33,487,134)
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in net asset resulting from capital
  share transactions                                            55,441,478    150,760,300     (3,656,137)    44,530,867
                                                              ------------   ------------   ------------   ------------
Net increase in net assets                                      74,403,869    280,932,369      4,086,813    133,856,088
                                                              ------------   ------------   ------------   ------------
NET ASSETS:
Beginning of period                                            582,652,351    301,719,982    360,877,077    227,020,989
                                                              ------------   ------------   ------------   ------------
End of period                                                 $657,056,220   $582,652,351   $364,963,890   $360,877,077
                                                              ============   ============   ============   ============
Undistributed net investment income at end of period          $  1,956,498   $  1,195,314   $  2,383,394   $  1,207,301
                                                              ============   ============   ============   ============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                  ING CAPITAL GUARDIAN             ING DEVELOPING
                                                                  SMALL CAP PORTFOLIO              WORLD PORTFOLIO
                                                              ----------------------------   ---------------------------
                                                               SIX MONTHS                     SIX MONTHS
                                                                 ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                  2004           2003            2004           2003
                                                                  ----           ----            ----           ----
FROM OPERATIONS:
Net investment income                                         $    160,780   $   1,207,980   $    609,575   $    799,146
Net realized gain (loss) on investments and foreign
  currencies                                                     6,339,992     (36,198,809)    20,984,568      3,804,904
Net change in unrealized appreciation or depreciation on
  investments and foreign currencies                            (5,888,649)    186,731,212    (29,180,967)    26,182,251
                                                              ------------   -------------   ------------   ------------
Net increase (decrease) in net assets resulting from
  operations                                                       612,123     151,740,383     (7,586,824)    30,786,301
                                                              ------------   -------------   ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                             --          (3,696)            --         (2,319)
    Class S                                                             --        (719,363)            --       (183,366)
                                                              ------------   -------------   ------------   ------------
Total distributions                                                     --        (723,059)            --       (185,685)
                                                              ------------   -------------   ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                40,044,128     205,419,081     41,454,194     73,057,703
Dividends reinvested                                                    --         723,059             --        185,685
                                                              ------------   -------------   ------------   ------------
                                                                40,044,130     206,142,140     41,454,194     73,243,388
Cost of shares redeemed                                        (45,470,404)   (145,093,222)   (31,891,035)   (51,216,225)
                                                              ------------   -------------   ------------   ------------
Net increase (decrease) in net asset resulting from capital
  share transactions                                            (5,426,276)     61,048,918      9,563,159     22,027,163
                                                              ------------   -------------   ------------   ------------
Net increase (decrease) in net assets                           (4,814,153)    212,066,242      1,976,335     52,627,779
                                                              ------------   -------------   ------------   ------------
NET ASSETS:
Beginning of period                                            577,573,159     365,506,917    115,448,486     62,820,707
                                                              ------------   -------------   ------------   ------------
End of period                                                 $572,759,006   $ 577,573,159   $117,424,821   $115,448,486
                                                              ============   =============   ============   ============
Undistributed net investment income at end of period          $  1,237,353   $   1,076,573   $    768,857   $    159,282
                                                              ============   =============   ============   ============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                   ING EAGLE CAPITAL          ING FMR(SM) DIVERSIFIED
                                                                APPRECIATION PORTFOLIO           MIDCAP PORTFOLIO
                                                              ---------------------------   ---------------------------
                                                               SIX MONTHS                    SIX MONTHS
                                                                 ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,
                                                                  2004           2003           2004           2003
                                                                  ----           ----           ----           ----
FROM OPERATIONS:
Net investment income (loss)                                  $  1,139,396   $  2,015,307   $   (223,907)  $    390,038
Net realized gain (loss) on investments and foreign
  currencies                                                    30,501,727     (4,882,185)    25,192,903      2,964,859
Net change in unrealized appreciation or depreciation on
  investments and foreign currencies                           (23,880,903)    45,500,570    (15,140,214)    34,027,014
                                                              ------------   ------------   ------------   ------------
Net increase in net assets resulting from operations             7,760,220     42,633,692      9,828,782     37,381,911
                                                              ------------   ------------   ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                             --         (1,362)            --             --
    Class S                                                             --       (436,934)            --         (1,642)
                                                              ------------   ------------   ------------   ------------
Total distributions                                                     --       (438,296)            --         (1,642)
                                                              ------------   ------------   ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                12,228,801     35,866,747     21,228,707     43,772,582
Dividends reinvested                                                    --        438,296             --          1,642
                                                              ------------   ------------   ------------   ------------
                                                                12,228,801     36,305,043     21,228,707     43,774,224
Cost of shares redeemed                                        (15,368,453)   (38,074,718)    (7,363,476)    (5,158,201)
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in net asset resulting from capital
  share transactions                                            (3,139,652)    (1,769,675)    13,865,231     38,616,023
                                                              ------------   ------------   ------------   ------------
Net increase in net assets                                       4,620,568     40,425,721     23,694,013     75,996,292
                                                              ------------   ------------   ------------   ------------
NET ASSETS:
Beginning of period                                            218,057,718    177,631,997    167,420,193     91,423,901
                                                              ------------   ------------   ------------   ------------
End of period                                                 $222,678,286   $218,057,718   $191,114,206   $167,420,193
                                                              ============   ============   ============   ============
Undistributed net investment income at end of period          $  3,152,542   $  2,013,146   $     57,514   $    281,421
                                                              ============   ============   ============   ============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                ING GOLDMAN SACHS                     ING HARD ASSETS
                                                        INTERNET TOLLKEEPER(SM) PORTFOLIO                PORTFOLIO
                                                        ----------------------------------     -----------------------------
                                                          SIX MONTHS                            SIX MONTHS
                                                            ENDED            YEAR ENDED           ENDED          YEAR ENDED
                                                           JUNE 30,         DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                                             2004               2003               2004             2003
                                                             ----               ----               ----             ----
FROM OPERATIONS:
Net investment income (loss)                             $  (414,723)        $  (523,423)      $  1,747,629     $  2,156,182
Net realized gain on investments and foreign
  currencies                                               3,448,510             655,924          9,154,208        2,901,106
Net change in unrealized appreciation or depreciation
  on investments and foreign currencies                   (3,138,360)         10,527,420        (27,807,465)      37,014,985
                                                         -----------         -----------       ------------     ------------
Net increase (decrease) in net assets resulting from
  operations                                                (104,573)         10,659,921        (16,905,628)      42,072,273
                                                         -----------         -----------       ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                       --                  --                 --           (7,091)
    Class I                                                       --                  --                 --             (625)
    Class S                                                       --                  --                 --         (394,080)
                                                         -----------         -----------       ------------     ------------
Total distributions                                               --                  --                 --         (401,796)
                                                         -----------         -----------       ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                          13,808,275          39,906,048         66,013,643      102,173,688
Dividends reinvested                                              --                  --                 --          401,796
                                                         -----------         -----------       ------------     ------------
                                                          13,808,275          39,906,048         66,013,643      102,575,484
Cost of shares redeemed                                   (9,567,665)         (9,406,440)       (30,722,241)     (66,085,701)
                                                         -----------         -----------       ------------     ------------
Net increase in net asset resulting from capital share
  transactions                                             4,240,610          30,499,608         35,291,402       36,489,783
                                                         -----------         -----------       ------------     ------------
Net increase in net assets                                 4,136,037          41,159,529         18,384,056       78,160,260
                                                         -----------         -----------       ------------     ------------
NET ASSETS:
Beginning of period                                       56,422,838          15,263,309        147,580,377       69,420,117
                                                         -----------         -----------       ------------     ------------
End of period                                            $60,558,875         $56,422,838       $165,966,151     $147,580,377
                                                         ===========         ===========       ============     ============
Undistributed net investment income (accumulated net
  investment loss) at end of period                      $  (414,723)        $        --       $  3,390,038     $  1,642,409
                                                         ===========         ===========       ============     ============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                             ING INTERNATIONAL                 ING JANUS SPECIAL
                                                                 PORTFOLIO                      EQUITY PORTFOLIO
                                                       ------------------------------     ----------------------------
                                                        SIX MONTHS                        SIX MONTHS
                                                          ENDED          YEAR ENDED          ENDED         YEAR ENDED
                                                         JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                                           2004             2003             2004             2003
                                                           ----             ----             ----             ----
FROM OPERATIONS:
Net investment income (loss)                           $  2,086,010     $   1,806,070     $    52,866     $  (167,342)
Net realized gain (loss) on investments and foreign
  currencies                                             13,681,400        (1,034,227)      1,603,014         387,229
Net change in unrealized appreciation or depreciation
  on investments and foreign currencies                 (10,745,091)       41,465,068        (216,442)     13,667,429
                                                       ------------     -------------     -----------     -----------
Net increase in net assets resulting from operations      5,022,319        42,236,911       1,439,438      13,887,316
                                                       ------------     -------------     -----------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                      --            (8,242)             --              --
    Class S                                                      --          (394,902)             --              --
                                                       ------------     -------------     -----------     -----------
Total distributions                                              --          (403,144)             --              --
                                                       ------------     -------------     -----------     -----------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                         38,480,923       293,630,808       9,373,668      22,905,626
Dividends reinvested                                             --           403,144              --              --
                                                       ------------     -------------     -----------     -----------
                                                         38,480,923       294,033,952       9,373,668      22,905,626
Cost of shares redeemed                                 (39,925,394)     (286,268,256)     (8,382,111)     (3,998,424)
                                                       ------------     -------------     -----------     -----------
Net increase (decrease) in net asset resulting from
  capital share transactions                             (1,444,471)        7,765,696         991,557      18,907,202
                                                       ------------     -------------     -----------     -----------
Net increase in net assets                                3,577,848        49,599,463       2,430,995      32,794,518
                                                       ------------     -------------     -----------     -----------
NET ASSETS:
Beginning of period                                     189,652,096       140,052,633      54,674,623      21,880,105
                                                       ------------     -------------     -----------     -----------
End of period                                          $193,229,944     $ 189,652,096     $57,105,618     $54,674,623
                                                       ============     =============     ===========     ===========
Undistributed net investment income at end of period   $  3,569,309     $   1,483,299     $   116,617     $    63,751
                                                       ============     =============     ===========     ===========

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                ING JENNISON                       ING JPMORGAN
                                                       EQUITY OPPORTUNITIES PORTFOLIO       SMALL CAP EQUITY PORTFOLIO
                                                       -------------------------------     -----------------------------
                                                        SIX MONTHS                          SIX MONTHS
                                                           ENDED          YEAR ENDED          ENDED          YEAR ENDED
                                                         JUNE 30,          JUNE 30,          JUNE 30,       DECEMBER 31,
                                                           2004              2003              2004             2003
                                                           ----              ----              ----             ----
FROM OPERATIONS:
Net investment income (loss)                           $    427,263      $    952,493      $   (268,809)    $  (211,228)
Net realized gain on investments and foreign
  currencies                                             32,835,724        26,248,969         3,514,784         878,276
Net change in unrealized appreciation or depreciation
  on investments and foreign currencies                 (20,496,059)       54,194,915         6,559,618      12,065,600
                                                       ------------      ------------      ------------     -----------
Net increase in net assets resulting from operations     12,766,928        81,396,377         9,805,593      12,732,648
                                                       ------------      ------------      ------------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                      --              (647)               --              --
    Class S                                                      --          (274,235)               --              --
                                                       ------------      ------------      ------------     -----------
Total distributions                                              --          (274,882)               --              --
                                                       ------------      ------------      ------------     -----------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                          8,653,078        60,815,080        78,381,916      55,777,073
Dividends reinvested                                             --           274,882                --              --
                                                       ------------      ------------      ------------     -----------
                                                          8,653,078        61,089,962        78,381,916      55,777,073
Cost of shares redeemed                                 (35,512,209)      (87,559,381)      (10,729,377)     (5,796,735)
                                                       ------------      ------------      ------------     -----------
Net increase (decrease) in net asset resulting from
  capital share transactions                            (26,859,131)      (26,469,419)       67,652,539      49,980,338
                                                       ------------      ------------      ------------     -----------
Net increase (decrease) in net assets                   (14,092,203)       54,652,076        77,458,132      62,712,986
                                                       ------------      ------------      ------------     -----------
NET ASSETS:
Beginning of period                                     341,972,000       287,319,924        76,691,532      13,978,546
                                                       ------------      ------------      ------------     -----------
End of period                                          $327,879,797      $341,972,000      $154,149,664     $76,691,532
                                                       ============      ============      ============     ===========
Undistributed net investment income (accumulated net
  investment loss) at end of period                    $  1,370,257      $    942,994      $   (268,809)    $        --
                                                       ============      ============      ============     ===========

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                             ING JULIUS BAER                   ING LEGG MASON
                                                            FOREIGN PORTFOLIO                  VALUE PORTFOLIO
                                                      -----------------------------     -----------------------------
                                                       SIX MONTHS                        SIX MONTHS
                                                         ENDED          YEAR ENDED         ENDED          YEAR ENDED
                                                        JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                                          2004             2003             2004             2003
                                                          ----             ----             ----             ----
FROM OPERATIONS:
Net investment income (loss)                          $   (177,959)    $    132,286     $    (55,897)    $    575,061
Net realized gain (loss) on investments and foreign
  currencies                                             1,020,841        1,510,892       23,239,563       (4,309,061)
Net change in unrealized appreciation or
  depreciation on investments and foreign currencies    (1,905,280)       5,145,222      (11,538,293)      42,358,344
                                                      ------------     ------------     ------------     ------------
Net increase (decrease) in net assets resulting from
  operations                                            (1,062,398)       6,788,400       11,645,373       38,624,344
                                                      ------------     ------------     ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                     --          (14,109)              --               --
    Class S                                                     --         (219,202)              --          (58,414)
Net realized gains:
    Class A                                                     --          (80,509)              --               --
    Class S                                                     --       (1,137,642)              --               --
                                                      ------------     ------------     ------------     ------------
Total distributions                                             --       (1,451,462)              --          (58,414)
                                                      ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                       114,966,522       40,921,562       25,873,431       68,482,819
Dividends reinvested                                            --        1,451,462               --           58,414
                                                      ------------     ------------     ------------     ------------
                                                       114,966,522       42,373,024       25,873,431       68,541,233
Cost of shares redeemed                                 (5,944,397)     (17,270,379)     (13,879,498)      (7,307,453)
                                                      ------------     ------------     ------------     ------------
Net increase in net asset resulting from capital
  share transactions                                   109,022,125       25,102,645       11,993,933       61,233,780
                                                      ------------     ------------     ------------     ------------
Net increase in net assets                             107,959,727       30,439,583       23,639,306       99,799,710
                                                      ------------     ------------     ------------     ------------
NET ASSETS:
Beginning of period                                     39,760,318        9,320,735      230,876,301      131,076,591
                                                      ------------     ------------     ------------     ------------
End of period                                         $147,720,045     $ 39,760,318     $254,515,607     $230,876,301
                                                      ============     ============     ============     ============
Undistributed net investment income (accumulated net
  investment loss) at end of period                   $   (297,425)    $   (119,466)    $    379,552     $    435,449
                                                      ============     ============     ============     ============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                  ING LIMITED MATURITY BOND PORTFOLIO        ING LIQUID ASSETS PORTFOLIO
                                                  -----------------------------------     ---------------------------------
                                                    SIX MONTHS                             SIX MONTHS
                                                       ENDED            YEAR ENDED            ENDED           YEAR ENDED
                                                     JUNE 30,          DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                                       2004                2003               2004               2003
                                                       ----                ----               ----               ----
FROM OPERATIONS:
Net investment income                              $   8,682,758       $  20,569,640      $   2,664,842     $     7,439,139
Net realized gain (loss) on investments                  823,311           3,382,563           (169,282)               (180)
Net change in unrealized appreciation or
  depreciation on investments                         (8,493,857)         (6,516,033)                --                  --
                                                   -------------       -------------      -------------     ---------------
Net increase in net assets resulting from
  operations                                           1,012,212          17,436,170          2,495,560           7,438,959
                                                   -------------       -------------      -------------     ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                   --                  --            (18,443)            (28,483)
    Class I                                                   --                  --            (13,238)                 --
    Class S                                                   --          (4,376,625)        (2,633,161)         (7,410,656)
Net realized gains:
    Class S                                                   --          (1,230,318)                --                  --
                                                   -------------       -------------      -------------     ---------------
Total distributions                                           --          (5,606,943)        (2,664,842)         (7,439,139)
                                                   -------------       -------------      -------------     ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                      15,603,546         130,247,651        866,678,889       1,770,334,929
Dividends reinvested                                          --           5,606,943          2,606,092           7,439,139
                                                   -------------       -------------      -------------     ---------------
                                                      15,603,546         135,854,594        869,284,981       1,777,774,068
Cost of shares redeemed                             (124,886,742)       (186,890,102)      (655,031,038)     (2,093,366,115)
                                                   -------------       -------------      -------------     ---------------
Net increase (decrease) in net asset resulting
  from capital share transactions                   (109,283,196)        (51,035,508)       214,253,943        (315,592,047)
                                                   -------------       -------------      -------------     ---------------
Net increase (decrease) in net assets               (108,270,984)        (39,206,281)       214,084,661        (315,592,227)
                                                   -------------       -------------      -------------     ---------------
NET ASSETS:
Beginning of period                                  572,055,900         611,262,181        777,960,869       1,093,553,096
                                                   -------------       -------------      -------------     ---------------
End of period                                      $ 463,784,916       $ 572,055,900      $ 992,045,530     $   777,960,869
                                                   =============       =============      =============     ===============
Undistributed net investment income at end of
  period                                           $  29,248,283       $  20,565,525      $          --     $            --
                                                   =============       =============      =============     ===============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                     ING MARSICO GROWTH PORTFOLIO        ING MERCURY FOCUS VALUE PORTFOLIO
                                                    -------------------------------      ---------------------------------
                                                     SIX MONTHS                           SIX MONTHS
                                                       ENDED           YEAR ENDED            ENDED            YEAR ENDED
                                                      JUNE 30,        DECEMBER 31,         JUNE 30,          DECEMBER 31,
                                                        2004              2003               2004                2003
                                                        ----              ----               ----                ----
FROM OPERATIONS:
Net investment income (loss)                        $     28,351      $  (1,181,750)      $    40,012         $    25,585
Net realized gain on investments and foreign
  currencies                                          28,149,147          2,039,677         1,965,920             995,260
Net change in unrealized appreciation or
  depreciation on investments and foreign
  currencies                                         (16,866,656)       197,329,915          (275,673)          3,505,557
                                                    ------------      -------------       -----------         -----------
Net increase in net assets resulting from
  operations                                          11,310,842        198,187,842         1,730,259           4,526,402
                                                    ------------      -------------       -----------         -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                   --                 --                --                (656)
    Class S                                                   --                 --                --             (34,977)
Net realized gains:
    Class A                                                   --                 --                --              (6,478)
    Class S                                                   --                 --                --            (215,494)
                                                    ------------      -------------       -----------         -----------
Total distributions                                           --                 --                --            (257,605)
                                                    ------------      -------------       -----------         -----------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                      28,788,975        165,311,762        63,442,054          18,738,298
Dividends reinvested                                          --                 --                --             257,605
                                                    ------------      -------------       -----------         -----------
                                                      28,788,975        165,311,762        63,442,054          18,995,903
Cost of shares redeemed                              (41,017,063)      (124,328,428)       (3,842,146)         (3,349,422)
                                                    ------------      -------------       -----------         -----------
Net increase (decrease) in net asset resulting
  from capital share transactions                    (12,228,088)        40,983,334        59,599,908          15,646,481
                                                    ------------      -------------       -----------         -----------
Net increase (decrease) in net assets                   (917,246)       239,171,176        61,330,167          19,915,278
                                                    ------------      -------------       -----------         -----------
NET ASSETS:
Beginning of period                                  855,498,206        616,327,030        28,018,233           8,102,955
                                                    ------------      -------------       -----------         -----------
End of period                                       $854,580,960      $ 855,498,206       $89,348,400         $28,018,233
                                                    ============      =============       ===========         ===========
Undistributed net investment income at end of
  period                                            $     30,442      $       2,091       $    40,012         $        --
                                                    ============      =============       ===========         ===========

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                              ING MERCURY FUNDAMENTAL           ING MFS MID CAP
                                                                  GROWTH PORTFOLIO              GROWTH PORTFOLIO
                                                             --------------------------   ----------------------------
                                                             SIX MONTHS                    SIX MONTHS
                                                                ENDED       YEAR ENDED       ENDED        YEAR ENDED
                                                              JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,
                                                                2004           2003           2004           2003
                                                                ----           ----           ----           ----
FROM OPERATIONS:
Net investment loss                                          $   (28,480)  $   (26,749)   $ (2,439,563)  $  (2,553,657)
Net realized gain on investments and foreign currencies          969,374       405,450      60,706,179      46,954,850
Net change in unrealized appreciation or depreciation on
  investments and foreign currencies                            (619,366)    2,221,210       6,071,890     159,864,194
                                                             -----------   -----------    ------------   -------------
Net increase in net assets resulting from operations             321,528     2,599,911      64,338,506     204,265,387
                                                             -----------   -----------    ------------   -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               5,161,519    10,189,970      34,966,992     268,487,724
Cost of shares redeemed                                       (3,990,073)   (2,327,009)    (63,174,918)   (239,570,562)
                                                             -----------   -----------    ------------   -------------
Net increase (decrease) in net asset resulting from capital
  share transactions                                           1,171,446     7,862,961     (28,207,926)     28,917,162
                                                             -----------   -----------    ------------   -------------
Net increase in net assets                                     1,492,974    10,462,872      36,130,580     233,182,549
                                                             -----------   -----------    ------------   -------------
NET ASSETS:
Beginning of period                                           15,337,343     4,874,471     756,064,931     522,882,382
                                                             -----------   -----------    ------------   -------------
End of period                                                $16,830,317   $15,337,343    $792,195,511   $ 756,064,931
                                                             ===========   ===========    ============   =============
Accumulated net investment loss at end of period             $   (28,480)  $        --    $ (2,439,563)  $          --
                                                             ===========   ===========    ============   =============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                         ING MFS RESEARCH PORTFOLIO    ING MFS TOTAL RETURN PORTFOLIO
                                                        ----------------------------   -------------------------------
                                                         SIX MONTHS                      SIX MONTHS
                                                           ENDED        YEAR ENDED         ENDED          YEAR ENDED
                                                          JUNE 30,     DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                                            2004           2003             2004             2003
                                                            ----           ----             ----             ----
FROM OPERATIONS:
Net investment income                                   $  1,660,030   $   5,059,524   $   15,737,598   $   27,456,723
Net realized gain on investments and foreign
  currencies                                              44,607,404      13,217,767       58,770,021        5,333,523
Net change in unrealized appreciation or depreciation
  on investments and foreign currencies                  (14,538,622)    111,874,272      (40,639,143)     149,320,174
                                                        ------------   -------------   --------------   --------------
Net increase in net assets resulting from operations      31,728,812     130,151,563       33,868,476      182,110,420
                                                        ------------   -------------   --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                       --          (2,443)              --          (71,275)
    Class I                                                       --            (331)              --          (13,130)
    Class R                                                       --              --               --               (5)
    Class S                                                       --      (1,227,490)              --       (6,109,182)
                                                        ------------   -------------   --------------   --------------
Total distributions                                               --      (1,230,264)              --       (6,193,592)
                                                        ------------   -------------   --------------   --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                           7,616,003     113,047,309       78,309,686      244,726,802
Dividends reinvested                                              --       1,230,264               --        6,193,592
                                                        ------------   -------------   --------------   --------------
                                                           7,616,003     114,277,573       78,309,686      250,920,394
Cost of shares redeemed                                  (53,260,889)   (160,129,095)     (49,739,508)    (107,799,400)
                                                        ------------   -------------   --------------   --------------
Net increase (decrease) in net asset resulting from
  capital share transactions                             (45,644,886)    (45,851,522)      28,570,178      143,120,994
                                                        ------------   -------------   --------------   --------------
Net increase (decrease) in net assets                    (13,916,074)     83,069,777       62,438,654      319,037,822
                                                        ------------   -------------   --------------   --------------
NET ASSETS:
Beginning of period                                      646,875,738     563,805,961    1,346,506,585    1,027,468,763
                                                        ------------   -------------   --------------   --------------
End of period                                           $632,959,664   $ 646,875,738   $1,408,945,239   $1,346,506,585
                                                        ============   =============   ==============   ==============
Undistributed net investment income at end of period    $  6,657,679   $   4,997,649   $   43,046,615   $   27,309,017
                                                        ============   =============   ==============   ==============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                                                           ING PIMCO
                                                                           ING PIMCO                  HIGH YIELD PORTFOLIO
                                                                      CORE BOND PORTFOLIO             --------------------
                                                                --------------------------------             MAY 3,
                                                                 SIX MONTHS         YEAR ENDED             2004(1) TO
                                                                    ENDED          DECEMBER 31,             JUNE 30,
                                                                JUNE 30, 2004          2003                   2004
                                                                -------------          ----                   ----
FROM OPERATIONS:
Net investment income                                           $ 15,070,820       $  19,497,637          $  5,882,239
Net realized loss on investments, foreign currencies,
  futures, options and swaps                                      (5,710,840)            (76,999)           (1,315,654)
Net change in unrealized appreciation or depreciation on
  investments, foreign currencies, futures, options and
  swaps                                                           (7,071,733)          5,204,304            (4,969,390)
                                                                ------------       -------------          ------------
Net increase (decrease) in net assets resulting from
  operations                                                       2,288,247          24,624,942              (402,805)
                                                                ------------       -------------          ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                               --             (59,114)                   --
    Class S                                                               --          (2,293,053)           (5,648,682)
Net realized gains:
    Class A                                                               --            (187,518)                   --
    Class S                                                               --          (6,036,124)                   --
                                                                ------------       -------------          ------------
Total distributions                                                       --          (8,575,809)           (5,648,682)
                                                                ------------       -------------          ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 102,198,266         225,783,008           635,670,467
Dividends reinvested                                                      --           8,575,809             2,579,666
                                                                ------------       -------------          ------------
                                                                 102,198,266         234,358,817           638,250,133
Cost of shares redeemed                                          (54,377,207)       (147,528,775)          (51,049,797)
                                                                ------------       -------------          ------------
Net increase in net asset resulting from capital share
  transactions                                                    47,821,059          86,830,042           587,200,336
                                                                ------------       -------------          ------------
Net increase in net assets                                        50,109,306         102,879,175           581,148,849
NET ASSETS:
Beginning of period                                              541,429,099         438,549,924                    --
                                                                ------------       -------------          ------------
End of period                                                   $591,538,405       $ 541,429,099          $581,148,849
                                                                ============       =============          ============
Undistributed net investment income at end of period            $ 33,406,643       $  18,335,823          $    233,557
                                                                ============       =============          ============

------------------
(1) Commencement of operations.

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                         ING                               ING
                                                                   SALOMON BROTHERS                  SALOMON BROTHERS
                                                                  ALL CAP PORTFOLIO                INVESTORS PORTFOLIO
                                                            ------------------------------    ------------------------------
                                                             SIX MONTHS                        SIX MONTHS
                                                               ENDED           YEAR ENDED        ENDED           YEAR ENDED
                                                              JUNE 30,        DECEMBER 31,      JUNE 30,        DECEMBER 31,
                                                                2004              2003            2004              2003
                                                                ----              ----            ----              ----
FROM OPERATIONS:
Net investment income                                       $    467,202      $    961,263    $    817,564      $  1,368,941
Net realized gain (loss) on investments and foreign
  currencies                                                  17,493,281          (259,273)      3,559,188        (5,172,013)
Net change in unrealized appreciation or depreciation on
  investments and foreign currencies                           2,509,106       107,987,878         452,411        34,585,706
                                                            ------------      ------------    ------------      ------------
Net increase in net assets resulting from operations          20,469,589       108,689,868       4,829,163        30,782,634
                                                            ------------      ------------    ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                           --              (344)             --              (750)
    Class I                                                           --                --              --              (557)
    Class S                                                           --          (194,579)             --          (210,641)
                                                            ------------      ------------    ------------      ------------
Total distributions                                                   --          (194,923)             --          (211,948)
                                                            ------------      ------------    ------------      ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                              53,696,254       114,260,426      25,452,572        26,791,583
Dividends reinvested                                                  --           194,923              --           211,948
                                                            ------------      ------------    ------------      ------------
                                                              53,696,254       114,455,349      25,452,572        27,003,531
Cost of shares redeemed                                      (37,611,611)      (39,951,422)     (7,936,081)      (11,777,223)
                                                            ------------      ------------    ------------      ------------
Net increase in net asset resulting from capital share
  transactions                                                16,084,643        74,503,927      17,516,491        15,226,308
                                                            ------------      ------------    ------------      ------------
Net increase in net assets                                    36,554,232       182,998,872      22,345,654        45,796,994
                                                            ------------      ------------    ------------      ------------
NET ASSETS:
Beginning of period                                          435,977,111       252,978,239     141,090,429        95,293,435
                                                            ------------      ------------    ------------      ------------
End of period                                               $472,531,343      $435,977,111    $163,436,083      $141,090,429
                                                            ============      ============    ============      ============
Undistributed net investment income at end of period        $  1,400,768      $    933,566    $  2,132,712      $  1,315,148
                                                            ============      ============    ============      ============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                    ING                        ING
                                                                STOCK INDEX               T. ROWE PRICE
                                                                 PORTFOLIO        CAPITAL APPRECIATION PORTFOLIO
                                                                ------------    ----------------------------------
                                                                   MAY 3,         SIX MONTHS
                                                                 2004(1) TO         ENDED             YEAR ENDED
                                                                  JUNE 30,         JUNE 30,          DECEMBER 31,
                                                                    2004             2004                2003
                                                                    ----             ----                ----
FROM OPERATIONS:
Net investment income                                           $    120,606    $   10,591,573      $   19,932,394
Net realized gain on investments, foreign currencies and
  futures                                                            262,152        29,392,871          12,923,785
Net change in unrealized appreciation or depreciation on
  investments, foreign currencies and futures                      2,068,315        43,181,122         243,490,118
                                                                ------------    --------------      --------------
Net increase in net assets resulting from operations               2,451,073        83,165,566         276,346,297
                                                                ------------    --------------      --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                               --                --             (50,880)
    Class I                                                               --                --            (151,060)
    Class R                                                               --                --                (151)
    Class S                                                               --                --          (4,311,651)
Net realized gains:
    Class A                                                               --                --             (22,277)
    Class I                                                               --                --             (39,428)
    Class R                                                               --                --                 (44)
    Class S                                                               --                --          (1,597,151)
                                                                ------------    --------------      --------------
Total distributions                                                       --                --          (6,172,642)
                                                                ------------    --------------      --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 371,535,131       154,997,594         279,764,668
Dividends reinvested                                                      --                --           6,172,642
                                                                ------------    --------------      --------------
                                                                 371,535,131       154,997,594         285,937,310
Cost of shares redeemed                                           (5,534,826)      (35,598,609)        (84,074,750)
                                                                ------------    --------------      --------------
Net increase in net asset resulting from capital share
  transactions                                                   366,000,305       119,398,985         201,862,560
                                                                ------------    --------------      --------------
Net increase in net assets                                       368,451,378       202,564,551         472,036,215
                                                                ------------    --------------      --------------
NET ASSETS:
Beginning of period                                                       --     1,467,851,701         995,815,486
                                                                ------------    --------------      --------------
End of period                                                   $368,451,378    $1,670,416,252      $1,467,851,701
                                                                ============    ==============      ==============
Undistributed net investment income at end of period            $    120,606    $   30,511,232      $   19,919,659
                                                                ============    ==============      ==============

------------------
(1) Commencement of operations.

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                   ING T. ROWE PRICE                      ING UBS
                                                                EQUITY INCOME PORTFOLIO           U.S. BALANCED PORTFOLIO
                                                             ------------------------------    -----------------------------
                                                              SIX MONTHS                       SIX MONTHS
                                                                ENDED           YEAR ENDED        ENDED          YEAR ENDED
                                                               JUNE 30,        DECEMBER 31,     JUNE 30,        DECEMBER 31,
                                                                 2004              2003           2004              2003
                                                                 ----              ----           ----              ----
FROM OPERATIONS:
Net investment income                                        $  4,867,920      $  8,346,960    $   592,239      $   714,494
Net realized gain (loss) on investments                         8,359,088         5,920,445      1,843,090         (765,081)
Net change in unrealized appreciation or depreciation on
  investments                                                  19,880,464       106,370,776       (746,453)       8,968,487
                                                             ------------      ------------    -----------      -----------
Net increase in net assets resulting from operations           33,107,472       120,638,181      1,688,876        8,917,900
                                                             ------------      ------------    -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                            --           (22,774)            --             (208)
    Class I                                                            --            (9,105)            --               --
    Class S                                                            --        (1,645,771)            --           (7,829)
Net realized gains:
    Class A                                                            --           (13,093)            --               --
    Class I                                                            --            (3,057)            --               --
    Class S                                                            --          (758,764)            --               --
                                                             ------------      ------------    -----------      -----------
Total distributions                                                    --        (2,452,564)            --           (8,037)
                                                             ------------      ------------    -----------      -----------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                              162,620,260       167,810,828     17,514,670       19,361,974
Dividends reinvested                                                   --         2,452,564             --            8,037
                                                             ------------      ------------    -----------      -----------
                                                              162,620,260       170,263,392     17,514,670       19,370,011
Cost of shares redeemed                                       (10,176,257)      (34,384,898)      (942,810)      (6,020,188)
                                                             ------------      ------------    -----------      -----------
Net increase in net asset resulting from capital share
  transactions                                                152,444,003       135,878,494     16,571,860       13,349,823
                                                             ------------      ------------    -----------      -----------
Net increase in net assets                                    185,551,475       254,064,111     18,260,736       22,259,686
                                                             ------------      ------------    -----------      -----------
NET ASSETS:
Beginning of period                                           672,990,377       418,926,266     69,654,047       47,394,361
                                                             ------------      ------------    -----------      -----------
End of period                                                $858,541,852      $672,990,377    $87,914,783      $69,654,047
                                                             ============      ============    ===========      ===========
Undistributed net investment income at end of period         $ 13,199,884      $  8,331,964    $ 1,303,044      $   710,805
                                                             ============      ============    ===========      ===========

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                               ING VAN KAMPEN                   ING VAN KAMPEN
                                                          EQUITY GROWTH PORTFOLIO         GLOBAL FRANCHISE PORTFOLIO
                                                        ----------------------------     -----------------------------
                                                        SIX MONTHS                        SIX MONTHS
                                                           ENDED         YEAR ENDED         ENDED          YEAR ENDED
                                                         JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                                           2004             2003             2004             2003
                                                           ----             ----             ----             ----
FROM OPERATIONS:
Net investment income                                   $     7,590     $     7,635      $    937,383     $    508,442
Net realized gain (loss) on investments and foreign
  currencies                                              1,946,845       1,337,586           239,771         (228,428)
Net change in unrealized appreciation or depreciation
  on investments and foreign currencies                    (927,910)      3,098,692         3,057,076       12,569,445
                                                        -----------     -----------      ------------     ------------
Net increase in net assets resulting from operations      1,026,525       4,443,913         4,234,230       12,849,459
                                                        -----------     -----------      ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                      --              --                --               --
    Class S                                                      --          (4,217)               --               --
Net realized gains:
    Class A                                                      --         (61,549)               --           (2,149)
    Class S                                                      --        (308,126)               --           (8,550)
Return of capital:
    Class A                                                      --              --                --          (66,912)
    Class S                                                      --              --                --         (298,998)
                                                        -----------     -----------      ------------     ------------
Total distributions                                              --        (373,892)               --         (376,609)
                                                        -----------     -----------      ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                         53,031,108      27,320,189        39,271,610       52,690,125
Dividends reinvested                                             --         373,892                --          376,609
                                                        -----------     -----------      ------------     ------------
                                                         53,031,108      27,694,081        39,271,610       53,066,734
Cost of shares redeemed                                  (1,389,844)     (2,870,334)       (5,904,466)     (12,745,194)
                                                        -----------     -----------      ------------     ------------
Net increase in net asset resulting from capital share
  transactions                                           51,641,264      24,823,747        33,367,144       40,321,540
                                                        -----------     -----------      ------------     ------------
Net increase in net assets                               52,667,789      28,893,768        37,601,374       52,794,390
                                                        -----------     -----------      ------------     ------------
NET ASSETS:
Beginning of period                                      35,695,673       6,801,905        72,640,592       19,846,202
                                                        -----------     -----------      ------------     ------------
End of period                                           $88,363,462     $35,695,673      $110,241,966     $ 72,640,592
                                                        ===========     ===========      ============     ============
Undistributed net investment income at end of period    $    11,008     $     3,418      $  1,312,843     $    375,460
                                                        ===========     ===========      ============     ============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                             ING VAN KAMPEN                    ING VAN KAMPEN
                                                        GROWTH & INCOME PORTFOLIO           REAL ESTATE PORTFOLIO
                                                      -----------------------------     -----------------------------
                                                       SIX MONTHS                        SIX MONTHS
                                                         ENDED          YEAR ENDED         ENDED          YEAR ENDED
                                                        JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                                          2004             2003             2004             2003
                                                          ----             ----             ----             ----
FROM OPERATIONS:
Net investment income                                 $  4,178,925     $  8,075,339     $  7,437,258     $ 11,727,958
Net realized gain on investments                        28,292,477       16,524,400        3,124,047        2,127,169
Net change in unrealized appreciation or
  depreciation on investments                           (6,743,856)     140,921,312       14,566,781       68,317,968
                                                      ------------     ------------     ------------     ------------
Net increase in net assets resulting from operations    25,727,546      165,521,051       25,128,086       82,173,095
                                                      ------------     ------------     ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                     --          (42,172)              --           (6,265)
    Class I                                                     --               --               --           (1,204)
    Class S                                                     --       (1,730,982)              --         (525,364)
Net realized gains:
    Class A                                                     --               --               --          (36,791)
    Class I                                                     --               --               --           (2,992)
    Class S                                                     --               --               --       (2,043,996)
                                                      ------------     ------------     ------------     ------------
Total distributions                                             --       (1,773,154)              --       (2,616,612)
                                                      ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                        25,456,080       84,745,954       57,947,783      116,594,905
Dividends reinvested                                            --        1,773,154               --        2,616,612
                                                      ------------     ------------     ------------     ------------
                                                        25,456,080       86,519,108       57,947,783      119,211,517
Cost of shares redeemed                                (32,619,232)     (67,281,263)     (36,327,441)     (45,361,463)
                                                      ------------     ------------     ------------     ------------
Net increase (decrease) in net asset resulting from
  capital share transactions                            (7,163,152)      19,237,845       21,620,342       73,850,054
                                                      ------------     ------------     ------------     ------------
Net increase in net assets                              18,564,394      182,985,742       46,748,428      153,406,537
                                                      ------------     ------------     ------------     ------------
NET ASSETS:
Beginning of period                                    783,826,052      600,840,310      347,899,507      194,492,970
                                                      ------------     ------------     ------------     ------------
End of period                                         $802,390,446     $783,826,052     $394,647,935     $347,899,507
                                                      ============     ============     ============     ============
Undistributed net investment income at end of period  $ 12,252,568     $  8,073,643     $ 14,809,038     $  7,371,780
                                                      ============     ============     ============     ============

                 See Accompanying Notes to Financial Statements

ING AIM MID CAP GROWTH PORTFOLIO (UNAUDITED)                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS A
                                                                    ----------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED       YEAR ENDED    PERIOD ENDED
                                                                     JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                       2004        2003(1)       2002(1)(2)
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      12.93          8.99           9.18
 Income (loss) from investment operations:
 Net investment loss                                           $      (0.04)        (0.04)         (0.02)
 Net realized and unrealized gain (loss) on investments        $       0.26          3.98          (0.17)
 Total from investment operations                              $       0.22          3.94          (0.19)
 Net asset value, end of period                                $      13.15         12.93           8.99
 TOTAL RETURN(3)                                               %       1.70         43.83          (2.07)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
 Net assets, end of period (000's)                             $      4,591         3,200             87
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(4)                       %       1.00          1.01           1.05
 Before brokerage commission recapture(4)                      %       1.07          1.09           1.10
 Ratio of net investment loss to average net assets(4)         %      (0.65)        (0.47)         (0.56)
 Portfolio turnover rate                                       %         94           214            188
------------------------------------------------------------------------------------------------------------

                                                                                              CLASS S
                                                                    ------------------------------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED                  YEAR ENDED DECEMBER 31,
                                                                     JUNE 30,    -----------------------------------------------
                                                                       2004       2003     2002(1)    2001      2000      1999*
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       12.96        8.99     13.16     16.72     19.95     12.82
 Income (loss) from investment operations:
 Net investment loss                                           $       (0.03)      (0.04)    (0.06)    (0.08)    (0.02)    (0.03)
 Net realized and unrealized gain (loss) on investments        $        0.26        4.01     (4.11)    (3.46)    (2.52)     7.24
 Total from investment operations                              $        0.23        3.97     (4.17)    (3.54)    (2.54)     7.21
 Less distributions:
 Dividends from net investment income                          $          --          --        --        --        --     (0.02)
 Distributions from capital gains                              $          --          --        --     (0.02)    (0.69)    (0.06)
 Total distributions                                           $          --          --        --     (0.02)    (0.69)    (0.08)
 Net asset value, end of period                                $       13.19       12.96      8.99     13.16     16.72     19.95
 TOTAL RETURN(3)                                               %        1.77       44.16    (31.69)   (21.17)   (12.45)    56.24

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
 Net assets, end of period (000's)                             $     236,011     230,255   145,379   269,805   374,614   205,799
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(4)                       %        0.85        0.86      0.90      0.95      0.95      0.96
 Before brokerage commission recapture(4)                      %        0.92        0.94      0.95      0.95      0.95      0.96
 Ratio of net investment loss to average net assets(4)         %       (0.50)      (0.37)    (0.52)    (0.53)    (0.19)    (0.14)
 Portfolio turnover rate                                       %          94         214       188       200       219       176
--------------------------------------------------------------------------------------------------------------------------------


(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2) Class A commenced operations on September 9, 2002.

(3) Total return for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

* Since March 1, 1999, ING AIM Capital Management Group, Inc. has served as Portfolio Manager for the AIM Capital Mid Cap Growth Portfolio. Prior to that date, a different firm served as Portfolio Manager.

                 See Accompanying Notes to Financial Statements

ING ALLIANCE MID CAP GROWTH PORTFOLIO (UNAUDITED)           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS A
                                                                    ----------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED       YEAR ENDED    PERIOD ENDED
                                                                     JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                       2004          2003        2002(1)(2)
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      14.88          8.92           8.37
 Income (loss) from investment operations:
 Net investment loss                                           $      (0.06)        (0.10)         (0.02)
 Net realized and unrealized gain on investments               $       1.49          6.06           0.57
 Total from investment operations                              $       1.43          5.96           0.55
 Net asset value, end of period                                $      16.31         14.88           8.92
 TOTAL RETURN(3)                                               %       9.61         66.82           6.57

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      8,748         4,638            158
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(4)                       %       1.13          1.14           1.18
 Before brokerage commission recapture(4)                      %       1.17          1.19           1.21
 Ratio of net investment loss to average net assets(4)         %      (0.96)        (0.86)         (0.71)
 Portfolio turnover rate                                       %         74           111            159
------------------------------------------------------------------------------------------------------------

                                                                                              CLASS S
                                                                    ------------------------------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED                  YEAR ENDED DECEMBER 31,
                                                                     JUNE 30,    -----------------------------------------------
                                                                       2004       2003     2002(1)    2001      2000      1999
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       14.90        8.92     12.75     14.78     18.52     15.62
 Income (loss) from investment operations:
 Net investment loss                                           $       (0.07)      (0.07)    (0.07)    (0.07)    (0.07)       --
 Net realized and unrealized gain (loss) on investments        $        1.52        6.05     (3.76)    (1.96)    (3.14)     3.96
 Total from investment operations                              $        1.45        5.98     (3.83)    (2.03)    (3.21)     3.96
 Less distributions:
 Dividends from net investment income                          $          --          --        --        --        --     (0.03)
 Distributions from capital gains                              $          --          --        --        --     (0.53)    (1.03)
 Return of capital                                             $          --          --        --        --     (0.00)(1)      --
 Total distributions                                           $          --          --        --        --     (0.53)    (1.06)
 Net asset value, end of period                                $       16.35       14.90      8.92     12.75     14.78     18.52
 TOTAL RETURN(3)                                               %        9.73       67.04    (30.04)   (13.73)   (17.12)    25.56

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
 Net assets, end of period (000's)                             $     572,580     528,029   288,770   468,567   562,549   567,628
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(4)                       %        0.98        0.99      1.02      1.01      0.99      1.05
 Before brokerage commission recapture(4)                      %        1.02        1.04      1.05      1.01      0.99      1.05
 Ratio of net investment income (loss) to average net
 assets(4)                                                     %       (0.81)      (0.68)    (0.69)    (0.53)    (0.45)     0.00(5)
 Portfolio turnover rate                                       %          74         111       159       211        59       185
--------------------------------------------------------------------------------------------------------------------------------


(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2) Class A commenced operations on September 9, 2002.

(3) Total return for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) Amount is less than 0.01%.

                 See Accompanying Notes to Financial Statements

ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO (UNAUDITED)  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period

                                                                                    CLASS A
                                                                    ----------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED       YEAR ENDED    PERIOD ENDED
                                                                     JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                       2004          2003        2002(1)(2)
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      10.58          7.76           7.45
 Income from investment operations:
 Net investment income                                         $       0.00(3)       0.01           0.01
 Net realized and unrealized gain on investments and foreign
 currencies                                                    $       0.35          2.81           0.31
 Total from investment operations                              $       0.35          2.82           0.32
 Less distributions:
 Dividends from net investment income                          $         --            --          (0.01)
 Total distributions                                           $         --            --          (0.01)
 Net asset value, end of period                                $      10.93         10.58           7.76
 TOTAL RETURN(4)                                               %       3.31         36.34           4.25

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      8,243         6,788            344
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(5)                       %       1.14          1.14           1.12
 Before brokerage commission recapture(5)                      %       1.14          1.15           1.16
 Ratio of net investment income to average net assets(5)       %       0.09          0.13           0.33
 Portfolio turnover rate                                       %          5            21             27
------------------------------------------------------------------------------------------------------------

                                                                                            CLASS S
                                                                    -------------------------------------------------------
                                                                    SIX MONTHS           YEAR ENDED
                                                                      ENDED             DECEMBER 31,           PERIOD ENDED
                                                                     JUNE 30,    ---------------------------   DECEMBER 31,
                                                                       2004       2003     2002(1)    2001       2000(6)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       10.58        7.74     10.18     10.58       10.00
 Income (loss) from investment operations:
 Net investment income                                         $        0.01        0.02      0.03      0.01        0.03
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                            $        0.34        2.82     (2.45)    (0.39)       0.65
 Total from investment operations                              $        0.35        2.84     (2.42)    (0.38)       0.68
 Less distributions:
 Dividends from net investment income                          $          --       (0.00)(3)   (0.02)   (0.02)     (0.02)
 Distributions from capital gains                              $          --          --        --     (0.00)(3)     (0.08)
 Total distributions                                           $          --          --     (0.02)    (0.02)      (0.10)
 Net asset value, end of period                                $       10.93       10.58      7.74     10.18       10.58
 TOTAL RETURN(4)                                               %        3.31       36.75    (23.79)    (3.62)       6.81

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     648,813     575,864   301,376   282,049     113,206
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(5)                       %        0.99        0.99      0.99      1.01        1.00
 Before brokerage commission recapture(5)                      %        0.99        1.00      1.01      1.01        1.00
 Ratio of net investment income to average net assets(5)       %        0.24        0.30      0.33      0.17        0.60
 Portfolio turnover rate                                       %           5          21        27        29          22
---------------------------------------------------------------------------------------------------------------------------


(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents per share data for the period.

(2) Class A commenced operations on September 9, 2002.

(3) Amount is less than $0.01.

(4) Total return for periods less than one year are not annualized.

(5) Annualized for periods less than one year.

(6) Class S commenced operations on February 1, 2000.

                 See Accompanying Notes to Financial Statements

ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO (UNAUDITED)   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS A
                                                                    ----------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED       YEAR ENDED    PERIOD ENDED
                                                                     JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                       2004          2003        2002(1)(2)
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      11.30          8.29            8.05
 Income (loss) from investment operations:
 Net investment income (loss)                                  $       0.01          0.02           (0.00)(3)
 Net realized and unrealized gain on investments and foreign
 currencies                                                    $       0.22          2.99            0.24
 Total from investment operations                              $       0.23          3.01            0.24
 Net asset value, end of period                                $      11.53         11.30            8.29
 TOTAL RETURN(4)                                               %       2.04         36.31            2.98

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      3,258         2,081              60
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(5)                       %       1.40          1.40            1.40
 Before brokerage commission recapture(5)                      %       1.41          1.41            1.41
 Ratio of net investment income (loss) to average net
 assets(5)                                                     %       0.52          0.23           (0.16)
 Portfolio turnover rate                                       %         15            23              36
------------------------------------------------------------------------------------------------------------

                                                                                              CLASS S
                                                                    ------------------------------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED                  YEAR ENDED DECEMBER 31,
                                                                     JUNE 30,    -----------------------------------------------
                                                                       2004       2003     2002(1)    2001      2000*     1999
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       11.30        8.29     10.40     11.82     19.96     14.19
 Income (loss) from investment operations:
 Net investment income (loss)                                  $        0.04        0.03      0.02      0.00(3)      --    (0.03)
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                            $        0.21        2.98     (2.12)    (1.41)    (3.13)     8.82
 Total from investment operations                              $        0.25        3.01     (2.10)    (1.41)    (3.13)     8.79
 Less distributions:
 Dividends from net investment income                          $          --          --     (0.00)(3)   (0.01)   (0.02)      --
 Return of capital                                             $          --          --     (0.01)       --        --        --
 Distributions from capital gains                              $          --          --        --        --     (4.99)    (3.02)
 Total distributions                                           $          --          --     (0.01)    (0.01)    (5.01)    (3.02)
 Net asset value, end of period                                $       11.55       11.30      8.29     10.40     11.82     19.96
 TOTAL RETURN(4)                                               %        2.21       36.31    (20.18)   (11.91)   (14.56)    63.30

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     361,706     358,796   226,961   255,251   232,963   184,486
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(5)                       %        1.25        1.25      1.25      1.26      1.25      1.25
 Before brokerage commission recapture(5)                      %        1.26        1.26      1.26      1.26      1.25      1.25
 Ratio of net investment income (loss) to average net
 assets(5)                                                     %        0.64        0.38      0.20     (0.01)     0.05     (0.19)
 Portfolio turnover rate                                       %          15          23        36        30       109       168
--------------------------------------------------------------------------------------------------------------------------------


(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2) Class A commenced operations on September 9, 2002.

(3) Amount is less than $0.01.

(4) Total return for periods less than one year are not annualized.

(5) Annualized for periods less than one year.

* Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager of the ING Capital Guardian Managed Global Portfolio. Prior to that date, a different firm served as Portfolio Manager.

                 See Accompanying Notes to Financial Statements

ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO (UNAUDITED)        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS A
                                                                    ----------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED       YEAR ENDED    PERIOD ENDED
                                                                     JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                       2004          2003        2002(1)(2)
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      11.00          7.86           7.98
 Income (loss) from investment operations:
 Net investment income                                         $      (0.01)         0.01           0.02
 Net realized and unrealized gain (loss) on investments        $       0.02          3.14          (0.14)
 Total from investment operations                              $       0.01          3.15          (0.12)
 Less distributions:
 Dividends from net investment income                          $         --         (0.01)         (0.00)(3)
 Total distributions                                           $         --         (0.01)         (0.00)(3)
 Net asset value, end of period                                $      11.01         11.00           7.86
 TOTAL RETURN(4)                                               %       0.09         40.08          (1.50)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      5,958         4,148            330
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(5)                       %       1.06          1.08           1.10
 Before brokerage commission recapture(5)                      %       1.07          1.09           1.11
 Ratio of net investment income to average net assets(5)       %      (0.07)         0.13           0.75
 Portfolio turnover rate                                       %         21            40             40
------------------------------------------------------------------------------------------------------------

                                                                                              CLASS S
                                                                    ------------------------------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED                  YEAR ENDED DECEMBER 31,
                                                                     JUNE 30,    -----------------------------------------------
                                                                       2004       2003     2002(1)    2001      2000*     1999
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       10.99        7.84     10.53     10.71     23.44     16.03
 Income (loss) from investment operations:
 Net investment income (loss)                                  $        0.00(1)     0.02      0.02      0.01      0.04     (0.07)
 Net realized and unrealized gain (loss) on investments        $        0.03        3.14     (2.70)    (0.18)    (5.05)     8.17
 Total from investment operations                              $        0.03        3.16     (2.68)    (0.17)    (5.01)     8.10
 Less distributions:
 Dividends from net investment income                          $          --       (0.01)    (0.01)    (0.01)    (0.03)       --
 Distributions from capital gains                              $          --          --        --        --     (7.69)    (0.69)
 Total distributions                                           $          --       (0.01)    (0.01)    (0.01)    (7.72)    (0.69)
 Net asset value, end of period                                $       11.02       10.99      7.84     10.53     10.71     23.44
 TOTAL RETURN(4)                                               %        0.27       40.36    (25.43)    (1.56)   (18.17)    50.61

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     566,801     573,425   365,177   516,009   461,106   367,637
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(5)                       %        0.91        0.93      0.94      0.95      0.95      0.96
 Before brokerage commission recapture(5)                      %        0.92        0.94      0.95      0.95      0.95      0.96
 Ratio of net investment income to average net assets(5)       %        0.06        0.28      0.28      0.16      0.21     (0.49)
 Portfolio turnover rate                                       %          21          40        40        42       116       132
--------------------------------------------------------------------------------------------------------------------------------


(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2) Class A commenced operations on September 9, 2002.

(3) Amount is less than $0.01.

(4) Total return for periods less than one year are not annualized.

(5) Annualized for periods less than one year.

* Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager for the ING Capital Guardian Small Cap Portfolio. Prior to that date, a different firm served as Portfolio Manager.

                 See Accompanying Notes to Financial Statements

ING DEVELOPING WORLD PORTFOLIO (UNAUDITED)                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS A
                                                                    ----------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED       YEAR ENDED    PERIOD ENDED
                                                                     JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                      2004*         2003#        2002(1)(2)
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       9.26          6.34           6.48
 Income (loss) from investment operations:
 Net investment income (loss)                                  $       0.02          0.05          (0.01)
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                            $      (0.46)         2.88          (0.13)
 Total from investment operations                              $      (0.44)         2.93          (0.14)
 Less distributions:
 Dividends from net investment income                          $         --         (0.01)            --
 Total distributions                                           $         --         (0.01)            --
 Net asset value, end of period                                $       8.82          9.26           6.34
 TOTAL RETURN(3)                                               %      (4.75)        46.25          (2.16)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      3,844         1,955             89
 Ratio of operating expenses to average net assets(4)          %       1.73          1.92           1.91
 Ratio of net investment income (loss) to average net
 assets(4)                                                     %       0.86          0.91          (0.77)
 Portfolio turnover rate                                       %        127            95            166
------------------------------------------------------------------------------------------------------------

                                                                                            CLASS S
                                                                   ---------------------------------------------------------
                                                                   SIX MONTHS
                                                                     ENDED                YEAR ENDED DECEMBER 31,
                                                                    JUNE 30,    --------------------------------------------
                                                                     2004*       2003     2002(1)    2001     2000     1999
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       9.28        6.34     7.10      7.59    11.56     7.37
 Income (loss) from investment operations:
 Net investment income (loss)                                  $       0.05        0.06     0.02      0.09    (0.05)    0.08
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                            $      (0.49)       2.90    (0.78)    (0.49)   (3.86)    4.44
 Total from investment operations                              $      (0.44)       2.96    (0.76)    (0.40)   (3.91)    4.52
 Less distributions:
 Dividends from net investment income                          $         --       (0.02)      --     (0.08)      --    (0.10)
 Dividends in excess of net investment income                  $         --          --       --        --       --    (0.03)
 Distributions from capital gains                              $         --          --       --     (0.01)   (0.06)   (0.20)
 Total distributions                                           $         --       (0.02)      --     (0.09)   (0.06)   (0.33)
 Net asset value, end of period                                $       8.84        9.28     6.34      7.10     7.59    11.56
 TOTAL RETURN(3)                                               %      (4.74)      46.62   (10.70)    (5.25)  (33.79)   61.66

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $    113,581     113,494   62,732    74,797   60,541   62,616
 Ratio of operating expenses to average net assets(4)          %       1.59        1.77     1.76      1.76     1.75     1.75
 Ratio of net investment income (loss) to average net
 assets(4)                                                     %       0.98        1.06     0.25      1.27    (0.39)    0.85
 Portfolio turnover rate                                       %        127          95      166       180      130      135
----------------------------------------------------------------------------------------------------------------------------


(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2) Class A commenced operations on September 9, 2002.

(3) Total return for periods less than one year are not annualized.

(4) Annualized for periods less than one year

* Since March 1, 2004, ING Investment Management Advisors B.V. has served as Portfolio Manager for the ING Developing World Portfolio. Prior to that date, a different firm served as Portfolio Manager.

                 See Accompanying Notes to Financial Statements

ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO (UNAUDITED)  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS A
                                                                    -------------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED       YEAR ENDED     PERIOD ENDED
                                                                     JUNE 30,    DECEMBER 31,    DECEMBER 31,
                                                                     2004(1)        2003#         2002(1)(2)
---------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      16.01         12.82            13.25
 Income (loss) from investment operations:
 Net investment income                                         $       0.07          0.14             0.03
 Net realized and unrealized gain (loss) on investments        $       0.50          3.07            (0.38)
 Total from investment operations                              $       0.57          3.21            (0.35)
 Less distributions:
 Dividends from net investment income                          $         --         (0.02)           (0.08)
 Total distributions                                           $         --         (0.02)           (0.08)
 Net asset value, end of period                                $      16.58         16.01            12.82
 TOTAL RETURN(3)                                               %       3.56         25.05            (2.65)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      1,459         1,021              117
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(4)                       %       1.07          1.09             1.08
 Before brokerage commission recapture(4)                      %       1.07          1.09             1.10
 Ratio of net investment income to average net assets(4)       %       0.90          0.92             0.83
 Portfolio turnover rate                                       %        104            43               41
---------------------------------------------------------------------------------------------------------------

                                                                                              CLASS S
                                                                    ------------------------------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED                  YEAR ENDED DECEMBER 31,
                                                                     JUNE 30,    -----------------------------------------------
                                                                       2004       2003     2002(1)    2001      2000      1999
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       16.00       12.80     15.55     16.61     15.52     15.88
 Income (loss) from investment operations:
 Net investment income                                         $        0.09        0.15      0.13      0.12      0.13      0.17
 Net realized and unrealized gain (loss) on investments        $        0.50        3.08     (2.78)    (0.86)     1.22     (0.09)
 Total from investment operations                              $        0.59        3.23     (2.65)    (0.74)     1.35      0.08
 Less distributions:
 Dividends from net investment income                          $          --       (0.03)    (0.10)    (0.11)    (0.19)    (0.15)
 Distributions from capital gains                              $          --          --        --     (0.21)    (0.02)    (0.29)
 Return of capital                                             $          --          --        --        --     (0.05)       --
 Total distributions                                           $          --       (0.03)    (0.10)    (0.32)    (0.26)    (0.44)
 Net asset value, end of period                                $       16.59       16.00     12.80     15.55     16.61     15.52
 TOTAL RETURN(3)                                               %        3.69       25.26    (17.05)    (4.43)     8.77      0.51

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     221,219     217,037   177,515   204,675   186,345   141,595
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(4)                       %        0.92        0.94      0.94      0.95      0.95      0.95
 Before brokerage commission recapture(4)                      %        0.92        0.94      0.95      0.95      0.95      0.96
 Ratio of net investment income to average net assets(4)       %        1.05        1.10      0.90      0.76      0.92      1.11
 Portfolio turnover rate                                       %         104          43        41        61        84        62
--------------------------------------------------------------------------------------------------------------------------------


(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2) Class A commenced operations on September 9, 2002.

(3) Total return for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO (UNAUDITED)       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS A
                                                                    ----------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED       YEAR ENDED    PERIOD ENDED
                                                                     JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                       2004          2003        2002(1)(2)
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       9.90          7.43           7.76
 Income (loss) from investment operations:
 Net investment income (loss)                                  $      (0.02)         0.01           0.01
 Net realized and unrealized gain (loss) on investments        $       0.59          2.46          (0.33)
 Total from investment operations                              $       0.57          2.47          (0.32)
 Less distributions:
 Dividends from net investment income                          $         --            --          (0.01)
 Net asset value, end of period                                $      10.47          9.90           7.43
 TOTAL RETURN(3)                                               %       5.76         33.24          (4.15)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      5,685         3,752            226
 Ratio of operating expenses to average net assets(4)          %       1.16          1.15           1.16
 Ratio of net investment income to average net assets(4)       %      (0.39)         0.17           0.30
 Portfolio turnover rate                                       %        134            93            106
------------------------------------------------------------------------------------------------------------

                                                                                           CLASS S
                                                                    ------------------------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED       YEAR ENDED DECEMBER 31,     PERIOD ENDED
                                                                     JUNE 30,    --------------------------   DECEMBER 31,
                                                                       2004       2003     2002(1)    2001     2000(1)(5)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $        9.89        7.41     9.21      9.89       10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                  $       (0.02)       0.02     0.03      0.02        0.04
 Net realized and unrealized gain (loss) on investments        $        0.59        2.46    (1.81)    (0.68)      (0.13)
 Total from investment operations                              $        0.57        2.48    (1.78)    (0.66)      (0.09)
 Less distributions:
 Dividends from net investment income                          $          --       (0.00)(6)  (0.02)  (0.02)      (0.02)
 Net asset value, end of period                                $       10.46        9.89     7.41      9.21        9.89
 TOTAL RETURN(3)                                               %        5.76       33.47   (19.34)    (6.64)      (0.87)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     185,429     163,668   91,198    58,712      13,834
 Ratio of operating expenses to average net assets(4)          %        1.01        1.00     1.01      1.01        1.00
 Ratio of net investment income to average net assets(4)       %       (0.25)       0.32     0.33      0.47        1.70
 Portfolio turnover rate                                       %         134          93      106        89          20
--------------------------------------------------------------------------------------------------------------------------


(1) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

(2) Class A commenced operations on September 9, 2002.

(3) Total return for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) Class S commenced operations on October 2, 2000.

(6) Amount is less than $0.01.

                 See Accompanying Notes to Financial Statements

ING GOLDMAN SACHS INTERNET TOLLKEEPER(SM) PORTFOLIO (UNAUDITED)        FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS A
                                                                    ----------------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED          YEAR ENDED       PERIOD ENDED
                                                                     JUNE 30,       DECEMBER 31,      DECEMBER 31,
                                                                       2004           2003(1)          2002(1)(2)
------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       6.70             4.76              4.52
 Income (loss) from investment operations:
 Net investment loss                                           $      (0.05)           (0.08)            (0.03)
 Net realized and unrealized gain on investments               $       0.06             2.02              0.27
 Total from investment operations                              $       0.01             1.94              0.24
 Net asset value, end of period                                $       6.71             6.70              4.76
 TOTAL RETURN(3)                                               %       0.15            40.76              5.31

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      3,036            2,597                64
 Ratio of operating expenses to average net assets(4)          %       1.75             2.00              2.01
 Ratio of net investment loss to average net assets(4)         %      (1.54)           (1.77)            (1.93)
 Portfolio turnover rate                                       %         37               30                42
------------------------------------------------------------------------------------------------------------------

                                                                                           CLASS S
                                                                    -----------------------------------------------------
                                                                    SIX MONTHS          YEAR ENDED
                                                                      ENDED            DECEMBER 31,          PERIOD ENDED
                                                                     JUNE 30,       -------------------      DECEMBER 31,
                                                                       2004          2003       2002(1)        2001(5)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $        6.71          4.76        7.69           10.00
 Income (loss) from investment operations:
 Net investment loss                                           $       (0.05)        (0.06)      (0.10)          (0.06)
 Net realized and unrealized gain (loss) on investments        $        0.07          2.01       (2.83)          (2.25)
 Total from investment operations                              $        0.02          1.95       (2.93)          (2.31)
 Net asset value, end of period                                $        6.73          6.71        4.76            7.69
 TOTAL RETURN(3)                                               %        0.30         40.97      (38.10)         (23.10)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      57,523        53,825      15,199           9,255
 Ratio of operating expenses to average net assets(4)          %        1.60          1.85        1.86            1.85
 Ratio of net investment loss to average net assets(4)         %       (1.39)        (1.64)      (1.79)          (1.69)
 Portfolio turnover rate                                       %          37            30          42              21
-------------------------------------------------------------------------------------------------------------------------


(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2) Class A commenced operations on September 9, 2002.

(3) Total return for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) Class S commenced operations on May 1, 2001.

                 See Accompanying Notes to Financial Statements

ING HARD ASSETS PORTFOLIO (UNAUDITED)                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                             CLASS A                             CLASS I
                                                             ----------------------------------------   -------------------------
                                                             SIX MONTHS                                 SIX MONTHS
                                                               ENDED       YEAR ENDED    PERIOD ENDED     ENDED      PERIOD ENDED
                                                              JUNE 30,    DECEMBER 31,   DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                              2004(1)         2003        2002(1)(2)     2004(1)       2003(3)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $     14.90          9.82           9.95         14.90         10.90
 Income (loss) from investment operations:
 Net investment income (loss)                            $      0.14          0.12           0.03          0.21          0.05
 Net realized and unrealized gain (loss) on
 investments and foreign currencies                      $     (1.50)         5.00          (0.12)        (1.54)         4.00
 Total from investment operations                        $     (1.36)         5.12          (0.09)        (1.33)         4.05
 Less distributions:
 Dividends from net investment income                    $        --         (0.04)         (0.04)           --         (0.05)
 Total distributions                                     $        --         (0.04)         (0.04)           --         (0.05)
 Net asset value, end of period                          $     13.54         14.90           9.82         13.57         14.90
 TOTAL RETURN(5)                                         %     (9.13)        52.12          (0.87)        (8.93)        37.19

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $     5,716         3,075            107         1,433           211
 Ratio of operating expenses to average net assets(6)    %      1.07          1.09           1.10          0.67          0.69
 Ratio of net investment income to average net
 assets(6)                                               %      1.64          1.89           0.94          2.03          2.33
 Portfolio turnover rate                                 %        48           117            187            48           117
---------------------------------------------------------------------------------------------------------------------------------

                                                                                            CLASS S
                                                                   ---------------------------------------------------------
                                                                   SIX MONTHS
                                                                     ENDED                YEAR ENDED DECEMBER 31,
                                                                    JUNE 30,    --------------------------------------------
                                                                    2004(1)      2003     2002(1)    2001     2000    1999*
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      14.89        9.81     9.79     11.14    11.76     9.60
 Income (loss) from investment operations:
 Net investment income                                         $       0.16        0.16     0.16      0.19     0.01     0.12
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                            $      (1.50)       4.96    (0.08)    (1.54)   (0.57)    2.12
 Total from investment operations                              $      (1.34)       5.12     0.08     (1.35)   (0.56)    2.24
 Less distributions:
 Dividends from net investment income                          $         --       (0.04)   (0.06)       --    (0.05)   (0.08)
 Return of capital                                             $         --          --       --        --    (0.01)      --
 Total distributions                                           $         --       (0.04)   (0.06)       --    (0.06)   (0.08)
 Net asset value, end of period                                $      13.55       14.89     9.81      9.79    11.14    11.76
 TOTAL RETURN(5)                                               %      (9.00)      52.22     0.80    (12.12)   (4.73)   23.36

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $    158,817     144,294   69,313    33,787   42,109   40,291
 Ratio of operating expenses to average net assets(6)          %       0.92        0.94     0.94      0.95     0.95     0.96
 Ratio of net investment income to average net assets(6)       %       1.77        2.52     1.50      1.68     1.00     1.07
 Portfolio turnover rate                                       %         48         117      187       240      207      204
----------------------------------------------------------------------------------------------------------------------------


(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2) Class A commenced operations on September 9, 2002.

(3) Class I commenced operations on July 2, 2003.

(4) Amount is less than $0.01.

(5) Total return for periods less than one year are not annualized.

(6) Annualized for periods less than one year.

* Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the ING Hard Assets Portfolio. Prior to that date, a different firm served as Portfolio Manager.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL PORTFOLIO (UNAUDITED)                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS A
                                                                    ----------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED       YEAR ENDED    PERIOD ENDED
                                                                     JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                       2004          2003        2002(1)(2)
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       8.89          6.90           7.10
 Income (loss) from investment operations:
 Net investment income (loss)                                  $       0.06          0.05          (0.01)
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                            $       0.19          1.96          (0.14)
 Total from investment operations                              $       0.25          2.01          (0.15)
 Less distributions:
 Dividends from net investment income                          $         --         (0.02)         (0.03)
 Distributions from capital gains                              $         --            --          (0.02)
 Total distributions                                           $         --         (0.02)         (0.05)
 Net asset value, end of period                                $       9.14          8.89           6.90
 TOTAL RETURN(3)                                               %       2.81         29.07          (2.11)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      6,565         4,990            264
 Ratio of operating expenses to average net assets(4)          %       1.41          1.41           1.41
 Ratio of net investment income (loss) to average net
 assets(4)                                                     %       2.06          0.71          (0.27)
 Portfolio turnover rate                                       %         81           116            115
------------------------------------------------------------------------------------------------------------

                                                                                       CLASS S
                                                                    ---------------------------------------------
                                                                    SIX MONTHS      YEAR ENDED
                                                                      ENDED        DECEMBER 31,      PERIOD ENDED
                                                                     JUNE 30,    -----------------   DECEMBER 31,
                                                                       2004       2003     2002(1)     2001(5)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $        8.88        6.89      8.29        8.26
 Income (loss) from investment operations:
 Net investment income (loss)                                  $        0.09        0.09      0.06       (0.00)(6)
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                            $        0.17        1.92     (1.40)       0.03
 Total from investment operations                              $        0.26        2.01     (1.34)       0.03
 Less distributions:
 Dividends from net investment income                          $          --       (0.02)    (0.04)         --
 Distributions from capital gains                              $          --          --     (0.02)         --
 Total distributions                                           $          --       (0.02)    (0.06)         --
 Net asset value, end of period                                $        9.14        8.88      6.89        8.29
 TOTAL RETURN(3)                                               %        2.93       29.17    (16.15)       0.36

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     186,665     184,662   139,789     171,577
 Ratio of operating expenses to average net assets(4)          %        1.26        1.26      1.26        1.25
 Ratio of net investment income (loss) to average net
 assets(4)                                                     %        2.15        1.19      0.69       (0.15)
 Portfolio turnover rate                                       %          81         116       115          99
-----------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3) Total return for periods less than one year are not annualized.

(4)  Annualized for periods less than one year.

(5)  Class S commenced operations on December 17, 2001.

(6)  Amount is less than $0.01.

                 See Accompanying Notes to Financial Statements

ING JANUS SPECIAL EQUITY PORTFOLIO (UNAUDITED)              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS A
                                                                   ----------------------------------------
                                                                   SIX MONTHS
                                                                     ENDED       YEAR ENDED    PERIOD ENDED
                                                                    JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                      2004          2003        2002(1)(2)
-----------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      9.39          6.25           6.42
 Income (loss) from investment operations:
 Net investment loss                                           $      0.00(3)      (0.04)         (0.01)
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                            $      0.25          3.18          (0.16)
 Total from investment operations                              $      0.25          3.14          (0.17)
 Net asset value, end of period                                $      9.64          9.39           6.25
 TOTAL RETURN(4)                                               %      2.66         50.24          (2.65)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     1,510           802             65
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(5)                       %      1.21          1.23           1.25
 Before brokerage commission recapture(5)                      %      1.21          1.26           1.26
 Ratio of net investment income (loss) to average net
 assets(5)                                                     %      0.05         (0.76)         (0.74)
 Portfolio turnover rate                                       %        17            43             54
-----------------------------------------------------------------------------------------------------------

                                                                                          CLASS S
                                                                   -----------------------------------------------------
                                                                   SIX MONTHS          YEAR ENDED
                                                                     ENDED            DECEMBER 31,          PERIOD ENDED
                                                                    JUNE 30,    -------------------------   DECEMBER 31,
                                                                      2004       2003    2002(1)    2001     2000(1)(6)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       9.40       6.25     8.44      8.91       10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                  $       0.01      (0.03)   (0.03)     0.00(3)      0.04
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                            $       0.25       3.18    (2.16)    (0.45)      (1.12)
 Total from investment operations                              $       0.26       3.15    (2.19)    (0.45)      (1.08)
 Less distributions:
 Dividends from net investment income                          $         --         --       --     (0.02)      (0.01)
 Distributions from capital gains                              $         --         --       --        --       (0.00)(3)
 Total distributions                                           $         --         --       --     (0.02)      (0.01)
 Net asset value, end of period                                $       9.66       9.40     6.25      8.44        8.91
 TOTAL RETURN(4)                                               %       2.77      50.40   (25.95)    (5.03)     (10.80)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     55,596     53,873   21,815    26,151       8,125
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(5)                       %       1.06       1.08     1.07      1.11        1.10
 Before brokerage commission recapture(5)                      %       1.06       1.11     1.11      1.11        1.10
 Ratio of average net income (loss) to average net assets(5)   %       0.19      (0.50)   (0.42)     0.25        1.92
 Portfolio turnover rate                                       %         17         43       54        95          12
------------------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3)  Amount is less than $0.01.

(4) Total return for periods less than one year are not annualized.

(5)  Annualized for periods less than one year.

(6)  Class S commenced operations on October 2, 2000.

                 See Accompanying Notes to Financial Statements

ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO (UNAUDITED)     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS A
                                                                   ----------------------------------------
                                                                   SIX MONTHS
                                                                     ENDED       YEAR ENDED    PERIOD ENDED
                                                                    JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                      2004          2003       2002(1)(2)*
-----------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $     13.14         10.04          10.17
 Income (loss) from investment operations:
 Net investment income                                         $      0.00(3)       0.02           0.01
 Net realized and unrealized gain (loss) on investments        $      0.52          3.09          (0.14)
 Total from investment operations                              $      0.51          3.11          (0.13)
 Less distributions:
 Dividends from net investment income                          $        --         (0.01)         (0.00)(3)
 Total distributions                                           $        --         (0.01)         (0.00)
 Net asset value, end of period                                $     13.65         13.14          10.04
 TOTAL RETURN(4)                                               %      3.88         30.93          (1.27)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     2,330         1,641             44
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(5)                       %      1.03          1.04           0.91
 Before brokerage commission recapture(5)                      %      1.07          1.09           1.10
 Ratio of net investment income to average net assets(5)       %      0.12          0.21           0.23
 Portfolio turnover rate                                       %        44           106            158
-----------------------------------------------------------------------------------------------------------

                                                                                              CLASS S
                                                                   --------------------------------------------------------------
                                                                   SIX MONTHS
                                                                     ENDED                   YEAR ENDED DECEMBER 31,
                                                                    JUNE 30,    -------------------------------------------------
                                                                      2004       2003     2002(1)*     2001      2000      1999
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      13.14       10.03      14.20      16.33     20.02     18.09
 Income (loss) from investment operations:
 Net investment income (loss)                                  $       0.02        0.04       0.02       0.01      0.00(3)   (0.01)
 Net realized and unrealized gain (loss) on investments        $       0.50        3.08      (4.17)     (2.13)    (3.08)     4.38
 Total from investment operations                              $       0.52        3.12      (4.15)     (2.12)    (3.08)     4.37
 Less distributions:
 Dividends from net investment income                          $         --       (0.01)     (0.02)     (0.01)       --     (0.03)
 Distributions from capital gains                              $         --          --         --         --     (0.61)    (2.41)
 Total distributions                                           $         --       (0.01)     (0.02)     (0.01)    (0.61)    (2.44)
 Net asset value, end of period                                $      13.66       13.14      10.03      14.20     16.33     20.02
 TOTAL RETURN(4)                                               %       3.96       31.11     (29.26)    (12.98)   (15.22)    24.64

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $    325,550     340,331    287,276    450,704   491,555   411,898
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(5)                       %       0.88        0.89       0.87       0.95      0.95      0.96
 Before brokerage commission recapture(5)                      %       0.92        0.94       0.95       0.95      0.95      0.96
 Ratio of net investment income (loss) to average net
 assets(5)                                                     %       0.26        0.33       0.20       0.09      0.00(1)   (0.05)
 Portfolio turnover rate                                       %         44         106        158         40        62       126
---------------------------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3)  Amount is less than 0.01.

(4) Total return for periods less than one year are not annualized.

(5)  Annualized for periods less than one year.

* Since August 1, 2002, Jennison Associates, LLC has served as the Portfolio Manager for the ING Jennison Equity Opportunities Portfolio. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from Capital Appreciation Series to ING Jennison Equity Opportunity Portfolio.

                 See Accompanying Notes to Financial Statements

ING JPMORGAN SMALL CAP EQUITY PORTFOLIO (UNAUDITED)         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS A                    CLASS I
                                                                   ----------------------------------------   --------
                                                                   SIX MONTHS                                  PERIOD
                                                                     ENDED       YEAR ENDED    PERIOD ENDED    ENDED
                                                                    JUNE 30,    DECEMBER 31,   DECEMBER 31,   JUNE 30,
                                                                      2004        2003(1)       2002(1)(2)    2004(3)
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      10.60          7.92          8.23         10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                  $      (0.03)        (0.06)        (0.01)         0.00(4)
 Net realized and unrealized gain (loss) on investments        $       1.13          2.74         (0.30)         1.37
 Total from investment operations                              $       1.10          2.68         (0.31)         1.37
 Net asset value, end of period                                $      11.70         10.60          7.92         11.74
 TOTAL RETURN(5)                                               %      10.38         33.84         (3.77)           --

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     19,019        11,044           521        39,574
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(6)                       %       1.30          1.29          1.29          1.10
 Before brokerage commission recapture(6)                      %       1.30          1.30          1.31          1.10
 Ratio of net investment income (loss) to average net
 assets(6)                                                     %      (0.71)        (0.70)        (0.55)         1.03
 Portfolio turnover rate                                       %         25            35            15            25
----------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS S
                                                                   ----------------------------------------
                                                                   SIX MONTHS
                                                                     ENDED       YEAR ENDED    PERIOD ENDED
                                                                    JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                      2004          2003        2002(1)(7)
-----------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      10.63          7.92          10.00
 Income (loss) from investment operations:
 Net investment loss                                           $      (0.03)        (0.03)         (0.03)
 Net realized and unrealized gain (loss) on investments        $       1.14          2.74          (2.05)
 Total from investment operations                              $       1.11          2.71          (2.08)
 Net asset value, end of period                                $      11.74         10.63           7.92
 TOTAL RETURN(5)                                               %      10.44         34.22         (20.80)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     95,557        65,648         13,458
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(6)                       %       1.15          1.14           1.13
 Before brokerage commission recapture(6)                      %       1.15          1.15           1.15
 Ratio of net investment loss to average net assets(6)         %      (0.56)        (0.56)         (0.48)
 Portfolio turnover rate                                       %         25            35             15
-----------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3)  Class I commenced operations on May 6, 2004.

(4)  Amount is less than $0.01.

(5)  Annualized for periods less than one year.

(6) Total return for periods less than one year are not annualized.

(7)  Class S commenced operations on May 1, 2002.

                 See Accompanying Notes to Financial Statements

ING JULIUS BAER FOREIGN PORTFOLIO (UNAUDITED)               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS A
                                                                   ----------------------------------------
                                                                   SIX MONTHS
                                                                     ENDED       YEAR ENDED    PERIOD ENDED
                                                                    JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                      2004         2003*        2002(1)(2)
-----------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      10.43          8.30          8.56
 Income (loss) from investment operations:
 Net investment income (loss)                                  $      (0.03)         0.03         (0.01)
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                            $       0.02          2.51         (0.24)
 Total from investment operations                              $      (0.01)         2.54         (0.25)
 Less distributions:
 Dividends from net investment income                          $         --         (0.06)        (0.01)
 Dividends from capital gains                                  $         --         (0.35)           --
 Total distributions                                           $         --         (0.41)        (0.01)
 Net asset value, end of period                                $      10.42         10.43          8.30
 TOTAL RETURN(3)                                               %      (0.10)        30.79         (2.92)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      7,337         2,555           174
 Ratio of operating expenses to average net assets(4)          %       1.38          1.40          1.41
 Ratio of net investment income (loss) to average net
 assets(4)                                                     %      (0.93)         0.33         (0.32)
 Portfolio turnover rate                                       %         97           183            23
-----------------------------------------------------------------------------------------------------------

                                                                                   CLASS S
                                                                   ----------------------------------------
                                                                   SIX MONTHS
                                                                     ENDED       YEAR ENDED    PERIOD ENDED
                                                                    JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                      2004         2003*        2002(1)(5)
-----------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      10.42          8.28          10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                  $      (0.02)         0.04           0.04
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                            $       0.02          2.52          (1.74)
 Total from investment operations                              $         --          2.56          (1.70)
 Less distributions:
 Dividends from net investment income                          $         --         (0.07)         (0.02)
 Dividends from capital gains                                  $         --         (0.35)            --
 Total distributions                                           $         --         (0.42)         (0.02)
 Net asset value, end of period                                $      10.42         10.42           8.28
 TOTAL RETURN(3)                                               %       0.00         31.06         (16.97)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $    140,383        37,205          9,147
 Ratio of operating expenses to average net assets(4)          %       1.23          1.25           1.25
 Ratio of net investment income (loss) to average net
 assets(4)                                                     %      (0.80)         0.69           0.57
 Portfolio turnover rate                                       %         97           183             23
-----------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3) Total return for periods less than one year are not annualized.

(4)  Annualized for periods less than one year.

(5)  Class S commenced operations on May 1, 2002.

*    Since September 2, 2003, Julius Baer Investment
     Management has served as the Portfolio Manager for the ING Julius Baer Foreign Portfolio. Prior to that date, a different firm served as Portfolio Manager.

                 See Accompanying Notes to Financial Statements

ING LEGG MASON VALUE PORTFOLIO (UNAUDITED)                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS A                    CLASS I
                                                                    ----------------------------------------   --------
                                                                    SIX MONTHS                                  PERIOD
                                                                      ENDED       YEAR ENDED    PERIOD ENDED    ENDED
                                                                     JUNE 30,    DECEMBER 31,   DECEMBER 31,   JUNE 30,
                                                                       2004          2003        2002(1)(2)    2004(3)
-----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       8.83          7.22            7.36         8.86
 Income (loss) from investment operations:
 Net investment income (loss)                                  $      (0.01)         0.01            0.01        (0.00)(4)
 Net realized and unrealized gain (loss) on investments
 and foreign currencies                                        $       0.43          1.60           (0.13)        0.39
 Total from investment operations                              $       0.42          1.61           (0.12)        0.39
 Less distributions:
 Dividends from net investment income                          $         --            --           (0.02)          --
 Net asset value, end of period                                $       9.25          8.83            7.22         9.25
 TOTAL RETURN(5)                                               %       4.76         22.30           (1.65)        4.40

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      7,911         7,175             597          155
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(6)                       %       1.21          1.24            1.21         0.84
 Before brokerage commission recapture(6)                      %       1.21          1.25            1.26         0.84
 Ratio of net investment income (loss) to average net
 assets(6)                                                     %      (0.19)         0.16            0.49        (0.53)
 Portfolio turnover rate                                       %         97            38              50           97
-----------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS S
                                                                   ------------------------------------------------------
                                                                   SIX MONTHS
                                                                     ENDED       YEAR ENDED DECEMBER 31,     PERIOD ENDED
                                                                    JUNE 30,    --------------------------   DECEMBER 31,
                                                                      2004       2003     2002(1)    2001     2000(1)(7)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       8.82        7.20      8.97     9.97       10.00
 Income (loss) from investment operations:
 Net investment income                                         $      (0.00)(4)    0.02      0.04     0.02        0.07
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                            $       0.43        1.60     (1.78)   (0.97)      (0.09)
 Total from investment operations                              $       0.43        1.62     (1.74)   (0.95)      (0.02)
 Less distributions:
 Dividends from net investment income                          $         --       (0.00)(4)   (0.03)  (0.05)     (0.01)
 Net asset value, end of period                                $       9.25        8.82      7.20     8.97        9.97
 TOTAL RETURN(5)                                               %       4.88       22.53    (19.41)   (9.51)      (0.21)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $    246,450     223,701   130,480   93,222      15,231
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(6)                       %       1.06        1.09      1.08     1.11        1.10
 Before brokerage commission recapture(6)                      %       1.06        1.10      1.11     1.11        1.10
 Ratio of net investment income (loss) to average net
 assets(6)                                                     %      (0.04)       0.32      0.49     0.93        2.63
 Portfolio turnover rate                                       %         97          38        50       42           5
-------------------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3)  Class I commenced operations on May 6, 2004.

(4)  Amount is less than $0.01.

(5) Total return for periods less than one year are not annualized.

(6)  Annualized for periods less than one year.

(7)  Class S commenced operations on October 2, 2000.

                 See Accompanying Notes to Financial Statements

ING LIMITED MATURITY BOND PORTFOLIO (UNAUDITED)             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                              CLASS S
                                                                    ------------------------------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED                  YEAR ENDED DECEMBER 31,
                                                                     JUNE 30,    -----------------------------------------------
                                                                     2004(1)      2003     2002(1)    2001      2000      1999
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       11.65       11.44     11.02     10.53     10.42     10.68
 Income (loss) from investment operations:
 Net investment income                                         $        0.20        0.43      0.46      0.41      0.55      0.48
 Net realized and unrealized gain (loss) on investments        $       (0.19)      (0.10)     0.34      0.52      0.26     (0.36)
 Total from investment operations                              $        0.01        0.33      0.80      0.93      0.81      0.12
 Less distributions:
 Dividends from net investment income                          $          --       (0.09)    (0.33)    (0.44)    (0.70)    (0.38)
 Distributions from capital gains                              $          --       (0.03)    (0.05)       --        --        --
 Total distributions                                           $          --       (0.12)    (0.38)    (0.44)    (0.70)    (0.38)
 Net asset value end of period                                 $       11.66       11.65     11.44     11.02     10.53     10.42
 TOTAL RETURN(2)                                               %        0.09        2.84      7.24      8.84      7.73      1.13
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     463,785     572,056   611,262   462,492   251,060   207,109
 Ratio of operating expenses to average net assets:            %        0.53        0.53      0.53      0.53      0.55      0.57
 Ratio of operating expenses to average net assets,
 including interest expense(3)                                 %        0.53        0.53      0.53      0.54      0.56      0.57
 Ratio of net investment income to average net assets(3)       %        3.33        3.26      4.03      4.98      6.11      5.29
 Portfolio turnover rate                                       %          50          91       169       117       153       128
--------------------------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2)  Annualized for periods less than one year.

(3) Total return for periods less than one year are not annualized.

                 See Accompanying Notes to Financial Statements

ING LIQUID ASSETS PORTFOLIO (UNAUDITED)                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS A                      CLASS I
                                                                    ----------------------------------------   ------------
                                                                    SIX MONTHS
                                                                      ENDED       YEAR ENDED    PERIOD ENDED   PERIOD ENDED
                                                                     JUNE 30,    DECEMBER 31,   DECEMBER 31,     JUNE 30,
                                                                       2004          2003        2002(1)(2)      2004(3)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $        1.00          1.00           1.00           1.00
 Income (loss) from investment operations:
 Net investment income                                         $       0.000(4)      0.006          0.003          0.000(4)
 Net realized and unrealized gain (loss) on investments        $      (0.000)(4)    (0.000)(4)         --             --
 Total from investment operations                              $       0.000(4)      0.006          0.003          0.000(4)
 Less distributions:
 Dividends from net investment income                          $      (0.000)(4)    (0.006)        (0.003)        (0.000)(4)
 Net asset value, end of period                                $        1.00          1.00           1.00           1.00
 TOTAL RETURN(5)                                               %        0.24          0.60           0.35           0.13
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      10,517         5,235          1,810        153,372
 Ratio of operating expenses to average net assets(6)          %        0.69          0.68           0.67           0.42
 Ratio of net investment income to average net assets(6)       %        0.49          0.55           1.09           1.46
---------------------------------------------------------------------------------------------------------------------------

                                                                                           CLASS S
                                                             --------------------------------------------------------------------
                                                             SIX MONTHS
                                                               ENDED                      YEAR ENDED DECEMBER 31,
                                                              JUNE 30,    -------------------------------------------------------
                                                                2004       2003      2002(1)      2001       2000      1999
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $        1.00        1.00        1.00        1.00      1.00      1.00
 Income (loss) from investment operations:
 Net investment income                                  $          --       0.007       0.014       0.038     0.059     0.046
 Net realized and unrealized gain (loss) on
 investments                                            $       0.000(4)   (0.000)(4)        --        --        --        --
 Total from investment operations                       $      (0.000)(4)   0.007       0.014       0.038     0.059     0.046
 Less distributions:
 Dividends from net investment income                   $      (0.000)(4)  (0.007)(4)    (0.014)    (0.038)  (0.059)   (0.046)
 Net asset value, end of period                         $        1.00        1.00        1.00        1.00      1.00      1.00
 TOTAL RETURN(5)                                        %        0.32        0.75        1.43        3.85      6.05      4.74

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $     828,156     772,725   1,091,743   1,126,626   718,891   579,848
 Ratio of operating expenses to average net assets(6)   %        0.54        0.53        0.53        0.54      0.55      0.56
 Ratio of net investment income to average net
 assets(6)                                              %        0.64        0.75        1.42        3.63      5.91      4.71
---------------------------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3)  Class I commenced operations on May 7, 2004.

(4)  Amount is less than $0.01.

(5) Total return for periods less than one year are not annualized.

(6)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING MARSICO GROWTH PORTFOLIO (UNAUDITED)                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                             CLASS A                             CLASS I
                                                             ----------------------------------------   -------------------------
                                                             SIX MONTHS                                 SIX MONTHS
                                                               ENDED       YEAR ENDED    PERIOD ENDED     ENDED      PERIOD ENDED
                                                              JUNE 30,    DECEMBER 31,   DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                                2004          2003       2002(1)(2)*       2004        2003(3)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $       12.88         9.71           9.81          12.91        10.27
 Income (loss) from investment operations:
 Net investment income (loss)                           $       (0.01)       (0.04)         (0.01)          0.01         0.00(4)
 Net realized and unrealized gain (loss) on
 investments and foreign currencies                     $        0.17         3.21          (0.09)          0.18         2.64
 Total from investment operations                       $        0.16         3.17          (0.10)          0.19         2.64
 Net asset value, end of period                         $       13.04        12.88           9.71          13.10        12.91
 TOTAL RETURN(5)                                        %        1.24        32.65          (1.02)          1.47        25.71

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $      11,099        8,268            102          2,899        1,926
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(6)                %        1.15         1.17           1.05           0.75         0.77
 Before brokerage commission recapture(6)               %        1.18         1.19           1.21           0.78         0.79
 Ratio of net investment income (loss) to average net
 assets(6)                                              %       (0.17)       (0.39)         (0.43)          0.23         0.01
 Portfolio turnover rate                                %          54           82            186             54           82
---------------------------------------------------------------------------------------------------------------------------------

                                                                                            CLASS S
                                                              -------------------------------------------------------------------
                                                              SIX MONTHS
                                                                ENDED                     YEAR ENDED DECEMBER 31,
                                                               JUNE 30,    ------------------------------------------------------
                                                                 2004       2003     2002(1)*     2001        2000        1999
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $       12.90        9.72     13.80        19.78       27.49       15.62
 Income (loss) from investment operations:
 Net investment income (loss)                            $        0.00(4)    (0.02)    (0.02)        0.00(4)      0.29      (0.03)
 Net realized and unrealized gain (loss) on
 investments and foreign currencies                      $        0.17        3.20     (4.06)       (5.98)      (6.43)      12.23
 Total from investment operations                        $        0.17        3.18     (4.08)       (5.98)      (6.14)      12.20
 Less distributions:
 Dividends from net investment income                    $          --          --        --           --       (0.34)         --
 Distributions from capital gains                        $          --          --        --           --       (1.23)      (0.33)
 Return of capital                                       $          --          --        --           --       (0.00)(4)        --
 Total distributions                                     $          --          --        --           --       (1.57)      (0.33)
 Net asset value, end of period                          $       13.07       12.90      9.72        13.80       19.78       27.49
 TOTAL RETURN(5)                                         %        1.32       32.72    (29.57)      (30.23)     (21.99)      78.13

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $     839,809     845,269   616,225    1,101,625   1,638,875   1,416,872
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(6)                 %        1.00        1.02      0.97         1.01        0.99        1.04
 Before brokerage commission recapture(6)                %        1.03        1.04      1.04         1.01        0.99        1.04
 Ratio of net investment income (loss) to average net
 assets(6)                                               %       (0.02)      (0.17)    (0.15)        0.01        0.19       (0.40)
 Portfolio turnover rate                                 %          54          82       186           88          60         116
---------------------------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3)  Class I commenced operations on May 2, 2003.

(4)  Amount is less than $0.01.

(5) Total return for periods less than one year are not annualized.

(6)  Annualized for periods less than one year.

* Since December 14, 2002, Marsico Capital Management, LLC has served as Portfolio Manager for the ING Marsico Growth Portfolio. Prior to that date, the Series had been advised by another Portfolio Manager.

                 See Accompanying Notes to Financial Statements

ING MERCURY FOCUS VALUE PORTFOLIO (UNAUDITED) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS A                      CLASS I
                                                                    ----------------------------------------   ------------
                                                                    SIX MONTHS                                    PERIOD
                                                                      ENDED       YEAR ENDED    PERIOD ENDED      ENDED
                                                                     JUNE 30,    DECEMBER 31,   DECEMBER 31,     JUNE 30,
                                                                       2004          2003        2002(1)(2)      2004(3)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      10.96          8.44           8.21           10.75
 Income (loss) from investment operations:
 Net investment income (loss)                                  $       0.00(4)       0.00(4)       (0.01)           0.00(4)
 Net realized and unrealized gain on investments               $       0.55          2.62           0.24            0.79
 Total from investment operations                              $       0.55          2.62           0.23            0.79
 Less distributions:
 Dividends from net investment income                          $         --         (0.01)            --              --
 Distributions from capital gains                              $         --         (0.09)            --              --
 Total distributions                                           $         --         (0.10)            --              --
 Net asset value, end of period                                $      11.51         10.96           8.44           11.54
 TOTAL RETURN(5)                                               %       5.02         31.07           2.80            7.35

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      1,556           805             58          52,849
 Ratio of operating expenses to average net assets(6)          %       1.20          1.20           1.21            0.96
 Ratio of net investment income (loss) to average net
 assets(6)                                                     %       0.06          0.01          (0.37)           1.86
 Portfolio turnover rate                                       %         36            76             61              36
---------------------------------------------------------------------------------------------------------------------------

                                                                                    CLASS S
                                                                    ----------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED       YEAR ENDED    PERIOD ENDED
                                                                     JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                       2004          2003        2002(1)(7)
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       10.98          8.45          10.00
 Income (loss) from investment operations:
 Net investment income                                         $        0.01          0.01           0.00(4)
 Net realized and unrealized gain (loss) on investments        $        0.55          2.62          (1.55)
 Total from investment operations                              $        0.56          2.63          (1.55)
 Less distributions:
 Dividends from net investment income                          $          --         (0.01)            --
 Distributions from capital gains                              $          --         (0.09)            --
 Total distributions                                           $          --         (0.10)            --
 Net asset value, end of period                                $       11.54         10.98           8.45
 TOTAL RETURN(5)                                               %        5.10         31.22         (15.50)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      34,943        27,213          8,045
 Ratio of operating expenses to average net assets(6)          %        1.05          1.05           1.05
 Ratio of net investment income to average net assets(6)       %        0.22          0.17           0.06
 Portfolio turnover rate                                       %          36            76             61
------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3)  Class I commenced operations on May 18, 2004.

(4)  Amount is less than $0.01.

(5) Total return for periods less than one year are not annualized.

(6)  Annualized for periods less than one year.

(7)  Class S commenced operations on May 1, 2002.

                 See Accompanying Notes to Financial Statements

ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO (UNAUDITED)        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS A
                                                                    ----------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED       YEAR ENDED    PERIOD ENDED
                                                                     JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                       2004          2003        2002(1)(2)
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      10.20          8.05           8.42
 Income (loss) from investment operations:
 Net investment loss                                           $      (0.02)        (0.02)         (0.01)
 Net realized and unrealized gain (loss) on investments        $       0.24          2.17          (0.36)
 Total from investment operations                              $       0.22          2.15          (0.37)
 Net asset value, end of period                                $      10.42         10.20           8.05
 TOTAL RETURN(3)                                               %       2.16         26.71          (4.39)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      1,541           857            117
 Ratio of operating expenses to average net assets(4)          %       1.21          1.20           1.21
 Ratio of net investment loss to average net assets(4)         %      (0.45)        (0.43)         (0.26)
 Portfolio turnover rate                                       %         48           102             56
------------------------------------------------------------------------------------------------------------

                                                                                    CLASS S
                                                                    ----------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED       YEAR ENDED    PERIOD ENDED
                                                                     JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                       2004          2003        2002(1)(5)
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       10.22          8.05          10.00
 Income (loss) from investment operations:
 Net investment loss                                           $       (0.02)        (0.02)         (0.01)
 Net realized and unrealized gain (loss) on investments        $        0.25          2.19          (1.94)
 Total from investment operations                              $        0.23          2.17          (1.95)
 Net asset value, end of period                                $       10.45         10.22           8.05
 TOTAL RETURN(3)                                               %        2.25         26.96         (19.50)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      15,208        14,481          4,757
 Ratio of operating expenses to average net assets(4)          %        1.05          1.05           1.05
 Ratio of net investment loss to average net assets(4)         %       (0.34)        (0.27)         (0.09)
 Portfolio turnover rate                                       %          48           102             56
------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3) Total return for periods less than one year are not annualized.

(4)  Annualized for periods less than one year.

(5)  Class S commenced operations on May 1, 2002.

                 See Accompanying Notes to Financial Statements

ING MFS MID CAP GROWTH PORTFOLIO (UNAUDITED)                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                             CLASS A                             CLASS I
                                                             ----------------------------------------   -------------------------
                                                             SIX MONTHS                                 SIX MONTHS
                                                               ENDED       YEAR ENDED    PERIOD ENDED     ENDED      PERIOD ENDED
                                                              JUNE 30,    DECEMBER 31,   DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                                2004        2003(1)       2002(1)(2)       2004        2003(3)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $       10.09         7.26           7.36         10.13          7.79
 Income (loss) from investment operations:
 Net investment loss                                    $       (0.04)       (0.05)         (0.01)        (0.02)        (0.02)
 Net realized and unrealized gain (loss) on
 investments and foreign currencies                     $        0.91         2.88          (0.09)         0.91          2.36
 Total from investment operations                       $        0.87         2.83          (0.10)         0.89          2.34
 Net asset value, end of period                         $       10.96        10.09           7.26         11.02         10.13
 TOTAL RETURN(4)                                        %        8.62        38.98          (1.36)         8.79         30.04

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $      13,205        9,620            559         4,187         3,396
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture and sub-
 advisory expense reimbursement(5)                      %        1.03         1.01           0.95          0.63          0.61
 Before brokerage commission recapture and sub-
 advisory expense reimbursement(5)                      %        1.04         1.05           1.06          0.64          0.65
 Ratio of net investment loss to average net
 assets(5)                                              %       (0.75)       (0.59)         (0.30)        (0.35)        (0.18)
 Portfolio turnover rate                                %          49           95            163            49            95
---------------------------------------------------------------------------------------------------------------------------------

                                                                                            CLASS S
                                                               ------------------------------------------------------------------
                                                               SIX MONTHS
                                                                 ENDED                     YEAR ENDED DECEMBER 31,
                                                                JUNE 30,    -----------------------------------------------------
                                                                  2004       2003      2002(1)      2001        2000       1999
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                     $       10.10        7.26       14.18       18.67       29.59     18.10
 Income (loss) from investment operations:
 Net investment loss                                      $       (0.04)      (0.03)      (0.05)      (0.10)      (0.10)    (0.03)
 Net realized and unrealized gain (loss) on investments
 and foreign currencies                                   $        0.92        2.87       (6.87)      (4.31)       1.43     14.22
 Total from investment operations                         $        0.88        2.84       (6.92)      (4.41)       1.33     14.19
 Less distributions:
 Distributions from capital gains                         $          --          --          --       (0.08)     (12.25)    (2.70)
 Total distributions                                      $          --          --          --       (0.08)     (12.25)    (2.70)
 Net asset value, end of period                           $       10.98       10.10        7.26       14.18       18.67     29.59
 TOTAL RETURN(4)                                          %        8.71       39.12      (48.80)     (23.62)       8.18     79.05

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $     774,804     743,049     522,323   1,133,396   1,461,745   781,807
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture and sub-advisory
 expense reimbursement(5)                                 %        0.88        0.86        0.84        0.89        0.88      0.91
 Before brokerage commission recapture and sub-advisory
 expense reimbursement(5)                                 %        0.89        0.90        0.90        0.89        0.88      0.91
 Ratio of net investment loss to average net assets(5)    %       (0.61)      (0.41)      (0.44)      (0.64)      (0.58)    (0.21)
 Portfolio turnover rate                                  %          49          95         163          94         150       159
---------------------------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3)  Class I commenced operations on May 2, 2003.

(4) Total return for periods less than one year are not annualized.

(5)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING MFS RESEARCH PORTFOLIO (UNAUDITED)                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                             CLASS A                             CLASS I
                                                             ----------------------------------------   -------------------------
                                                             SIX MONTHS                                 SIX MONTHS
                                                               ENDED       YEAR ENDED    PERIOD ENDED     ENDED      PERIOD ENDED
                                                              JUNE 30,    DECEMBER 31,   DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                                2004          2003        1998(1)(2)       2004        2003(3)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $      14.88         11.98          12.20         14.87         12.45
 Income (loss) from investment operations:
 Net investment income                                  $       0.02          0.08           0.03          0.04          0.17
 Net realized and unrealized gain (loss) on
 investments and foreign currencies                     $       0.72          2.84          (0.21)         0.73          2.30
 Total from investment operations                       $       0.74          2.92          (0.18)         0.77          2.47
 Less distributions:
 Dividends from net investment income                   $         --         (0.02)         (0.04)           --         (0.05)
 Total distributions                                    $         --         (0.02)         (0.04)           --         (0.05)
 Net asset value, end of period                         $      15.62         14.88          11.98         15.64         14.87
 TOTAL RETURN(4)                                        %       4.97         24.37          (1.45)         5.18         19.83

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $      2,166         1,950            336           128           103
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture and
 sub-advisory expense reimbursement(5)                  %       1.01          0.99           0.96          0.61          0.59
 Before brokerage commission recapture and
 sub-advisory expense reimbursement(5)                  %       1.04          1.05           1.06          0.64          0.65
 Ratio of net investment income to average net
 assets(5)                                              %       0.38          0.72           0.85          0.78          1.04
 Portfolio turnover rate                                %         60           130            109            60           130
---------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS S
                                                                 ----------------------------------------------------------------
                                                                 SIX MONTHS
                                                                   ENDED                    YEAR ENDED DECEMBER 31,
                                                                  JUNE 30,    ---------------------------------------------------
                                                                    2004       2003     2002(1)    2001       2000        1999
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                       $       14.87       11.96     16.00     20.95       24.81       20.31
 Income (loss) from investment operations:
 Net investment income (loss)                               $        0.05        0.11      0.07      0.03       (0.01)       0.01
 Net realized and unrealized gain (loss) on investments
 and foreign currencies                                     $        0.70        2.83     (4.05)    (4.53)      (1.25)       4.90
 Total from investment operations                           $        0.75        2.94     (3.98)    (4.50)      (1.26)       4.91
 Less distributions:
 Dividends from net investment income                       $          --       (0.03)    (0.06)    (0.02)      (0.04)      (0.01)
 Distributions from capital gains                           $          --          --        --     (0.43)      (2.56)      (0.40)
 Total distributions                                        $          --       (0.03)    (0.06)    (0.45)      (2.60)      (0.41)
 Net asset value, end of period                             $       15.62       14.87     11.96     16.00       20.95       24.81
 TOTAL RETURN(4)                                            %        5.04       24.57    (24.87)   (21.46)      (4.54)      24.23

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $     630,666     644,823   563,470   871,059   1,147,196   1,014,656
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture and sub-advisory
 expense reimbursement(5)                                   %        0.86        0.84      0.84      0.89        0.88        0.91
 Before brokerage commission recapture and sub-advisory
 expense reimbursement(5)                                   %        0.89        0.90      0.90      0.89        0.88        0.91
 Ratio of net investment income (loss) to average net
 assets(5)                                                  %        0.52        0.86      0.57      0.15       (0.06)       0.02
 Portfolio turnover rate                                    %          60         130       109        97          87          89
---------------------------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3)  Class I commenced operations on May 2, 2003.

(4) Total return for periods less than one year are not annualized.

(5)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO (UNAUDITED)                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                             CLASS A                             CLASS I
                                                             ----------------------------------------   -------------------------
                                                             SIX MONTHS                                 SIX MONTHS
                                                               ENDED       YEAR ENDED    PERIOD ENDED     ENDED      PERIOD ENDED
                                                              JUNE 30,    DECEMBER 31,   DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                                2004        2003(1)       2002(1)(2)       2004       2003(1)(3)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $       17.18         14.82         14.97         17.22         15.19
 Income from investment operations:
 Net investment income                                  $        0.04          0.36          0.12          0.05          0.58
 Net realized and unrealized gain on investments and
 foreign currencies                                     $        0.38          2.07          0.07          0.40          1.55
 Total from investment operations                       $        0.42          2.43          0.19          0.45          2.13
 Less distributions:
 Dividends from net investment income                   $          --         (0.07)        (0.32)           --         (0.10)
 Distributions from capital gains                       $          --            --         (0.02)           --            --
 Total distributions                                    $          --         (0.07)        (0.34)           --         (0.10)
 Net asset value, end of period                         $       17.60         17.18         14.82         17.67         17.22
 TOTAL RETURN(4)                                        %        2.44         16.40          1.22          2.61         14.03

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $      27,362        18,035           966         3,766         2,303
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture and sub-
 advisory expense reimbursement(5)                      %        1.03          1.04          1.03          0.63          0.64
 Before brokerage commission recapture and sub-
 advisory expense reimbursement(5)                      %        1.04          1.05          1.06          0.64          0.65
 Ratio of net investment income to average net
 assets(5)                                              %        2.13          2.27          2.59          2.53          2.61
 Portfolio turnover rate                                %          38            57            81            38            57
---------------------------------------------------------------------------------------------------------------------------------

                                                                                            CLASS S
                                                               ------------------------------------------------------------------
                                                               SIX MONTHS
                                                                 ENDED                     YEAR ENDED DECEMBER 31,
                                                                JUNE 30,    -----------------------------------------------------
                                                                  2004       2003(1)     2002(1)      2001       2000      1999
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                     $        17.21        14.81       15.98       17.00     15.80     15.80
 Income (loss) from investment operations:
 Net investment income                                    $         0.20         0.37        0.44        0.44      0.50      0.42
 Net realized and unrealized gain (loss) on investments
 and foreign currencies                                   $         0.23         2.11       (1.25)      (0.37)     2.07      0.11
 Total from investment operations                         $         0.43         2.48       (0.81)       0.07      2.57      0.53
 Less distributions:
 Dividends from net investment income                     $           --        (0.08)      (0.34)      (0.46)    (0.63)    (0.31)
 Distributions from capital gains                         $           --           --       (0.02)      (0.63)    (0.74)    (0.22)
 Total distributions                                      $           --        (0.08)      (0.36)      (1.09)    (1.37)    (0.53)
 Net asset value, end of period                           $        17.64        17.21       14.81       15.98     17.00     15.80
 TOTAL RETURN(4)                                          %         2.50        16.75       (5.10)       0.49     16.50      3.38

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $    1,376,028    1,326,168   1,026,503   1,002,724   832,527   675,754
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture and sub-advisory
 expense reimbursement(5)                                 %         0.87         0.89        0.89        0.89      0.88      0.91
 Before brokerage commission recapture and sub-advisory
 expense reimbursement(5)                                 %         0.89         0.90        0.90        0.89      0.88      0.91
 Ratio of net investment income to average net
 assets(5)                                                %         2.28         2.41        2.82        2.88      3.28      3.04
 Portfolio turnover rate                                  %           38           57          81         106       113        81
---------------------------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3)  Class I commenced operations on May 2, 2003.

(4) Total return for periods less than one year are not annualized.

(5)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING PIMCO CORE BOND PORTFOLIO (UNAUDITED)                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS A
                                                                   ----------------------------------------
                                                                   SIX MONTHS
                                                                     ENDED       YEAR ENDED    PERIOD ENDED
                                                                    JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                      2004        2003(1)       2002(1)(2)
-----------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      10.71         10.40         10.33
 Income (loss) from investment operations:
 Net investment income                                         $       0.17          0.42          0.10
 Net realized and unrealized gain (loss) on investments,
 foreign currencies, futures, options and swaps                $      (0.11)         0.06          0.20
 Total from investment operations                              $       0.06          0.48          0.30
 Less distributions:
 Dividends from net investment income                          $         --         (0.04)        (0.15)
 Distributions from capital gains                              $         --         (0.13)        (0.08)
 Total distributions                                           $         --         (0.17)        (0.23)
 Net asset value, end of period                                $      10.77         10.71         10.40
 TOTAL RETURN(3)                                               %       0.56          4.56          2.94

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     20,930        16,428         1,002
 Ratio of operating expenses to average net assets(4)          %       1.01          1.01          1.03
 Ratio of net investment income to average net assets(4)       %       5.25          3.40          3.21
 Portfolio turnover rate                                       %        124           402           605
-----------------------------------------------------------------------------------------------------------

                                                                                              CLASS S
                                                                   --------------------------------------------------------------
                                                                   SIX MONTHS
                                                                     ENDED                   YEAR ENDED DECEMBER 31,
                                                                    JUNE 30,    -------------------------------------------------
                                                                      2004       2003     2002(1)    2001*     2000     1999
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      10.72       10.39      9.79      9.60    10.06    11.17
 Income (loss) from investment operations:
 Net investment income                                         $       0.25        0.41      0.36      0.26     0.12     0.34
 Net realized and unrealized gain (loss) on investments,
 foreign currencies, futures, options and swaps                $      (0.19)       0.10      0.48     (0.02)   (0.03)   (1.30)
 Total from investment operations                              $       0.06        0.51      0.84      0.24     0.09    (0.96)
 Less distributions:
 Dividends from net investment income                          $         --       (0.05)    (0.16)       --    (0.32)   (0.14)
 Distributions from capital gains                              $         --       (0.13)    (0.08)    (0.05)   (0.00)(5)     --
 Distributions in excess of capital gains                      $         --          --        --        --       --    (0.01)
 Return of capital                                             $         --          --        --        --    (0.23)      --
 Total distributions                                           $         --       (0.18)    (0.24)    (0.05)   (0.55)   (0.15)
 Net asset value, end of period                                $      10.78       10.72     10.39      9.79     9.60    10.06
 TOTAL RETURN(3)                                               %       0.56        4.84      8.68      2.46     0.94    (8.62)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $    570,609     525,001   437,548   122,176   47,126   30,371
 Ratio of operating expenses to average net assets(4)          %       0.86        0.87      0.93      1.13     1.60     1.60
 Ratio of net investment income to average net assets(4)       %       5.36        3.55      3.56      3.30     3.62     3.17
 Portfolio turnover rate                                       %        124         402       605       745      156       87
---------------------------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3) Total return for periods less than one year are not annualized.

(4)  Annualized for periods less than one year.

(5)  Amount is less than $0.01.

* Since May 1, 2001, Pacific Investment Management Company has served as the Portfolio Manager of the ING PIMCO Core Bond Portfolio. Prior to that date, a different firm served as Portfolio Manager.

                 See Accompanying Notes to Financial Statements

ING PIMCO HIGH YIELD PORTFOLIO (UNAUDITED)                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                    CLASS S
                                                                    --------
                                                                     PERIOD
                                                                     ENDED
                                                                    JUNE 30,
                                                                    2004(1)
----------------------------------------------------------------------------
 Net asset value, beginning of period                          $      10.00
 Income (loss) from investment operations:
 Net investment income                                         $       0.10
 Net realized and unrealized loss on investments               $      (0.10)
 Total from investment operations                              $       0.00
 Less distributions:
 Dividends from net investment income                          $       0.10
 Total distributions                                           $       0.10
 Net asset value, end of period                                $       9.90
 TOTAL RETURN(2)                                               %      (0.01)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $    581,149
 Ratio of operating expenses to average net assets(3)          %       0.75
 Ratio of net investment income to average net assets(3)       %       6.50
 Portfolio turnover rate                                       %         11
----------------------------------------------------------------------------

(1)  Class S commenced operations on May 3, 2004.

(2) Total return for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING SALOMON BROTHERS ALL CAP PORTFOLIO (UNAUDITED)          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS A
                                                                   ----------------------------------------
                                                                   SIX MONTHS
                                                                     ENDED       YEAR ENDED    PERIOD ENDED
                                                                    JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                    2004(1)         2003        2002(1)(2)
-----------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      11.89         8.57           8.87
 Income (loss) from investment operations:
 Net investment (loss) income                                  $       0.00(3)      0.01           0.02
 Net realized and unrealized gain (loss) on investments        $       0.55         3.31          (0.31)
 Total from investment operations                              $       0.55         3.32          (0.29)
 Less distributions:
 Dividends from net investment income                          $         --        (0.00)(3)      (0.01)
 Total distributions                                           $         --        (0.00)(3)      (0.01)
 Net asset value, end of period                                $      12.44        11.89           8.57
 TOTAL RETURN(4)                                               %       4.62        38.75          (3.28)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     10,064        6,134            186
 Ratio of operating expenses to average net assets:
 After brokerage commission reimbursement(5)                   %       1.12         1.13           1.16
 Before brokerage commission reimbursement(5)                  %       1.15         1.15           1.16
 Ratio of net investment income to average net assets(5)       %       0.07         0.12           0.65
 Portfolio turnover rate                                       %         20           21            139
-----------------------------------------------------------------------------------------------------------

                                                                                           CLASS S
                                                                   -------------------------------------------------------
                                                                   SIX MONTHS
                                                                     ENDED        YEAR ENDED DECEMBER 31,     PERIOD ENDED
                                                                    JUNE 30,    ---------------------------   DECEMBER 31,
                                                                      2004       2003     2002(1)    2001       2000(6)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      11.88        8.56     11.53     11.45       10.00
 Income (loss) from investment operations:
 Net investment income                                         $       0.01        0.03      0.03      0.09        0.05
 Net realized and unrealized gain (loss) on investments        $       0.55        3.30     (2.98)     0.12        1.68
 Total from investment operations                              $       0.56        3.33     (2.95)     0.21        1.73
 Less distributions:
 Dividends from net investment income                          $         --       (0.01)    (0.02)    (0.09)      (0.04)
 Distributions from capital gains                              $         --          --        --     (0.04)      (0.24)
 Total distributions                                           $         --       (0.01)    (0.02)    (0.13)      (0.28)
 Net asset value, end of period                                $      12.44       11.88      8.56     11.53       11.45
 TOTAL RETURN(4)                                               %       4.71       38.85    (25.57)     1.91       17.45

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $    462,467     429,843   252,792   307,030     111,887
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(5)                       %       0.97        0.98      1.01      1.01        1.00
 Before brokerage commission recapture(5)                      %       1.00        1.00      1.01      1.01        1.00
 Ratio of net investment income to average net assets(5)       %       0.21        0.30      0.32      1.15        1.10
 Portfolio turnover rate                                       %         20          21       139        75          82
--------------------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3)  Amount is less than $0.01.

(4) Total return for periods less than one year are not annualized.

(5)  Annualized for periods less than one year.

(6)  Class S commenced operations on February 1, 2000.

                 See Accompanying Notes to Financial Statements

ING SALOMON BROTHERS INVESTORS PORTFOLIO (UNAUDITED)        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                             CLASS A                             CLASS I
                                                             ----------------------------------------   -------------------------
                                                             SIX MONTHS                                 SIX MONTHS
                                                               ENDED       YEAR ENDED    PERIOD ENDED     ENDED      PERIOD ENDED
                                                              JUNE 30,    DECEMBER 31,   DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                                2004          2003        2002(1)(2)     2004(1)       2003(3)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $      10.52          8.03           8.16         10.51          9.17
 Income (loss) from investment operations:
 Net investment income (loss)                           $       0.02          0.08           0.04          0.08          0.04
 Net realized and unrealized gain (loss) on
 investments                                            $       0.32          2.42          (0.11)         0.28          1.32
 Total from investment operations                       $       0.34          2.50          (0.07)         0.36          1.36
 Less Distributions:
 Dividends from net investment income                   $         --         (0.01)         (0.06)           --         (0.02)
 Total distributions                                    $         --         (0.01)         (0.06)           --         (0.02)
 Net asset value, end of period                         $      10.86         10.52           8.03         10.87         10.51
 TOTAL RETURN(4)                                        %       3.23         31.11          (0.92)         3.42         14.89

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $      1,417         1,015            307         1,106           250
 Ratio of operating expenses to average net assets(5)   %       1.15          1.15           1.16          0.75          0.75
 Ratio of net investment income to average net
 assets(5)                                              %       0.96          1.07           1.37          1.41          1.44
 Portfolio turnover rate                                %         13            40             42            13            40
---------------------------------------------------------------------------------------------------------------------------------

                                                                                           CLASS S
                                                                    ------------------------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED       YEAR ENDED DECEMBER 31,     PERIOD ENDED
                                                                     JUNE 30,    --------------------------   DECEMBER 31,
                                                                       2004       2003     2002(1)    2001      2000(6)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       10.51        8.02    10.50     11.06       10.00
 Income (loss) from investment operations:
 Net investment income                                         $        0.04        0.10     0.09      0.04        0.06
 Net realized and unrealized gain (loss) on investments        $        0.30        2.41    (2.50)    (0.52)       1.33
 Total from investment operations                              $        0.34        2.51    (2.41)    (0.48)       1.39
 Less distributions:
 Dividends from net investment income                          $          --       (0.02)   (0.07)    (0.05)      (0.05)
 Distributions from capital gains                              $          --          --       --     (0.03)      (0.28)
 Total distributions                                           $          --       (0.02)   (0.07)    (0.08)      (0.33)
 Net asset value, end of period                                $       10.85       10.51     8.02     10.50       11.06
 TOTAL RETURN(4)                                               %        3.24       31.25   (22.98)    (4.27)      14.07

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     160,913     139,825   94,986    95,347      27,440
 Ratio of operating expenses to average net assets(5)          %        1.00        1.00     1.01      1.01        1.00
 Ratio of net investment income to average net assets(5)       %        1.09        1.24     1.03      0.78        1.13
 Portfolio turnover rate                                       %          13          40       42        39         118
--------------------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3)  Class I commenced operations on June 24, 2003.

(4) Total return for periods less than one year are not annualized.

(5)  Annualized for periods less than one year.

(6)  Class S commenced operations on February 1, 2000.

                 See Accompanying Notes to Financial Statements

ING STOCK INDEX PORTFOLIO (UNAUDITED)                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                    CLASS I
                                                                    --------
                                                                     PERIOD
                                                                     ENDED
                                                                    JUNE 30,
                                                                    2004(1)
----------------------------------------------------------------------------
 Net asset value, beginning of period                          $      10.00
 Income from investment operations:
 Net investment income                                         $       0.00(2)
 Net realized and unrealized gain on investments               $       0.32
 Total from investment operations                              $       0.32
 Net asset value, end of period                                $      10.32
 TOTAL RETURN(3)                                               %       3.20

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $    368,451
 Ratio of operating expenses to average net assets(4)          %       0.27
 Ratio of net investment income to average net assets(4)       %       3.33
 Portfolio turnover rate                                       %          8
----------------------------------------------------------------------------

(1)  Class I commenced operations on May 3, 2004.

(2)  Amount is less than $0.01.

(3) Total return for periods less than one year are not annualized.
(4)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (UNAUDITED)           FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                             CLASS A                             CLASS I
                                                             ----------------------------------------   -------------------------
                                                             SIX MONTHS                                 SIX MONTHS
                                                               ENDED       YEAR ENDED    PERIOD ENDED     ENDED      PERIOD ENDED
                                                              JUNE 30,    DECEMBER 31,   DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                              2004(1)       2003(1)       2002(1)(2)       2004        2003(3)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                     $     21.35         17.15         17.40          21.35         17.61
 Income (loss) from investment operations:
 Net investment income (loss)                             $      0.13          0.28          0.12           0.11          0.20
 Net realized and unrealized gain on investments and
 foreign currencies                                       $      1.16          4.00          0.06           1.08          3.65
 Total from investment operations                         $      1.15          4.28          0.18           1.19          3.85
 Less distributions:
 Dividends from net investment income                     $        --         (0.06)        (0.23)            --         (0.09)
 Distributions from capital gains                         $        --         (0.02)        (0.20)            --         (0.02)
 Total distributions                                      $        --         (0.08)        (0.43)            --         (0.11)
 Net asset value, end of period                           $     22.50         21.35         17.15          22.54         21.35
 TOTAL RETURN(4)                                          %      5.39         24.96          1.03           5.57         21.92

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $    35,708        20,123           903         43,976        34,659
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(5)                  %      1.06          1.08          0.09           0.66          0.68
 Before brokerage commission recapture(5)                 %      1.07          1.09          1.10           0.67          0.69
 Ratio of net investment income to average net assets(5)  %      1.24          1.62          2.20           1.62          2.00
 Portfolio turnover rate                                  %        13            12            16             13            12
---------------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS S
                                                                   --------------------------------------------------------------
                                                                   SIX MONTHS
                                                                     ENDED                   YEAR ENDED DECEMBER 31,
                                                                    JUNE 30,    -------------------------------------------------
                                                                      2004        2003      2002(1)    2001      2000      1999
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       21.36        17.13     17.50     16.62     15.05     15.23
 Income (loss) from investment operations:
 Net investment income                                         $        0.12         0.26      0.38      0.36      0.47      0.50
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                            $        1.03         4.06     (0.29)     1.28      2.78      0.53
 Total from investment operations                              $        1.15         4.32      0.09      1.64      3.25      1.03
 Less distributions:
 Dividends from net investment income                          $          --        (0.07)    (0.26)    (0.37)    (0.62)    (0.40)
 Distributions from capital gains                              $          --        (0.02)    (0.20)    (0.39)    (1.06)    (0.81)
 Total distributions                                           $          --        (0.09)    (0.46)    (0.76)    (1.68)    (1.21)
 Net asset value, end of period                                $       22.51        21.36     17.13     17.50     16.62     15.05
 TOTAL RETURN(4)                                               %        5.38        25.23      0.48      9.92     21.97      6.92

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $   1,587,692    1,413,027   994,912   688,506   373,548   287,909
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(5)                       %        0.91         0.93      0.94      0.95      0.95      0.97
 Before brokerage commission recapture(5)                      %        0.92         0.94      0.95      0.95      0.95      0.97
 Ratio of net investment income to average net assets(5)       %        1.37         1.73      2.13      2.65      3.24      3.45
 Portfolio turnover rate                                       %          13           12        16        23        42        36
---------------------------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3)  Class I commenced operations on May 2, 2003.

(4) Total return for periods less than one year are not annualized.

(5)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO (UNAUDITED)       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                             CLASS A                             CLASS I
                                                             ----------------------------------------   -------------------------
                                                             SIX MONTHS       YEAR          PERIOD      SIX MONTHS      PERIOD
                                                               ENDED         ENDED          ENDED         ENDED         ENDED
                                                              JUNE 30,    DECEMBER 31,   DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                                2004          2003        2002(1)(2)       2004        2003(3)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $       12.12          9.72          9.92          12.13         9.91
 Income (loss) from investment operations:
 Net investment income                                  $        0.01          0.16          0.06           0.01         0.08
 Net realized and unrealized gain (loss) on
 investments                                            $        0.51          2.27         (0.09)          0.54         2.19
 Total from investment operations                       $        0.52          2.43         (0.03)          0.55         2.27
 Less distributions:
 Dividends from net investment income                   $          --         (0.02)        (0.11)            --        (0.04)
 Distributions from capital gains                       $          --         (0.01)        (0.06)            --        (0.01)
 Total distributions                                    $          --         (0.03)        (0.17)            --        (0.05)
 Net asset value, end of period                         $       12.64         12.12          9.72          12.68        12.13
 TOTAL RETURN(4)                                        %        4.29         25.10         (0.30)          4.53        22.99

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $      17,844        11,362           650          5,125        2,762
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(5)                %        1.06          1.08          1.08           0.66         0.68
 Before brokerage commission recapture(5)               %        1.07          1.09          1.10           0.67         0.69
 Ratio of net investment income to average net
 assets(5)                                              %        1.16          1.58          1.89           1.56         1.99
 Portfolio turnover rate                                %           6            12            23              6           12
---------------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS S
                                                                    ------------------------------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED                  YEAR ENDED DECEMBER 31,
                                                                     JUNE 30,    -----------------------------------------------
                                                                       2004      2003(1)   2002(1)    2001      2000      1999*
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       12.12        9.72     11.41     11.67     11.24     12.67
 Income (loss) from investment operations:
 Net investment income                                         $        0.05        0.17      0.17      0.14      0.23      0.27
 Net realized and unrealized gain (loss) on investments        $        0.49        2.27     (1.68)     0.01      1.18     (0.39)
 Total from investment operations                              $        0.54        2.44     (1.51)     0.15      1.41     (0.12)
 Less distributions:
 Dividends from net investment income                          $          --       (0.03)    (0.12)    (0.14)    (0.30)    (0.29)
 Distributions from capital gains                              $          --       (0.01)    (0.06)    (0.27)    (0.68)    (1.02)
 Total distributions                                           $          --       (0.04)    (0.18)    (0.41)    (0.98)    (1.31)
 Net asset value, end of period                                $       12.66       12.12      9.72     11.41     11.67     11.24
 TOTAL RETURN(4)                                               %        4.46       25.16    (13.19)     1.36     12.93     (0.72)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     834,282     658,866   418,276   426,726   298,092   277,354
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(5)                       %        0.91        0.93      0.93      0.95      0.95      0.96
 Before brokerage commission recapture(5)                      %        0.92        0.94      0.95      0.95      0.95      0.96
 Ratio of net investment income to average net assets(5)       %        1.29        1.68      1.58      1.43      1.98      2.19
 Portfolio turnover rate                                       %           6          12        23        16        53       122
--------------------------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3)  Class I commenced operations on May 2, 2003.

(4) Total return for periods less than one year are not annualized.

(5)  Annualized for periods less than one year.

* Since May 1, 1999, T. Rowe Price Associates, Inc. has served as the Portfolio Manager of the ING T. Rowe Price Equity Income Portfolio. Prior to that date, a different firm served as Portfolio Manager.

                 See Accompanying Notes to Financial Statements

ING UBS U.S. BALANCED PORTFOLIO (UNAUDITED)                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                             CLASS A
                                                                    -------------------------
                                                                    SIX MONTHS
                                                                      ENDED      PERIOD ENDED
                                                                     JUNE 30,    DECEMBER 31,
                                                                     2004(1)       2003(1)
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       8.65          7.88
 Income (loss) from investment operations:
 Net investment income (loss)                                  $       0.06          0.02
 Net realized and unrealized gain on investments               $       0.13          0.75
 Total from investment operations                              $       0.19          0.77
 Less distributions:
 Dividends from net investment income                          $         --         (0.00)(2)
 Net asset value, end of period                                $       8.84          8.65
 TOTAL RETURN(3)                                               %       2.20          9.77

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      1,913           963
 Ratio of operating expenses to average net assets(4)          %       1.16          1.16
 Ratio of net investment income to average net assets(4)       %       1.34          1.39
 Portfolio turnover rate                                       %         66           203
---------------------------------------------------------------------------------------------

                                                                                           CLASS S
                                                                    -----------------------------------------------------
                                                                    SIX MONTHS          YEAR ENDED
                                                                      ENDED            DECEMBER 31,          PERIOD ENDED
                                                                     JUNE 30,    -------------------------   DECEMBER 31,
                                                                     2004(1)      2003    2002(5)    2001     2000(5)(6)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $        8.65       7.33     8.71      9.40      10.00
 Income (loss) from investment operations:
 Net investment income                                         $        0.07       0.09     0.09      0.03       0.09
 Net realized and unrealized gain (loss) on investments        $        0.12       1.23    (1.38)    (0.64)     (0.68)
 Total from investment operations                              $        0.19       1.32    (1.29)    (0.61)     (0.59)
 Less distributions:
 Dividends from net investment income                          $          --      (0.00)(1)  (0.09)  (0.08)     (0.01)
 Net asset value, end of period                                $        8.84       8.65     7.33      8.71       9.40
 TOTAL RETURN(3)                                               %        2.20      18.02   (14.77)    (6.52)     (5.90)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      86,001     68,691   47,394    51,723      8,497
 Ratio of operating expenses to average net assets(4)          %        1.00       1.01     1.01      1.01       1.00
 Ratio of net investment income to average net assets(4)       %        1.50       1.38     1.11      1.50       3.80
 Portfolio turnover rate                                       %          66        203      126        50         10
-------------------------------------------------------------------------------------------------------------------------

(1)  Class A commenced operations on June 3, 2003.

(2)  Amount is less than $0.01.

(3) Total return for periods less than one year are not annualized.

(4)  Annualized for periods less than one year.

(5) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

(6)  Class S commenced operations on October 2, 2000.

                 See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY GROWTH PORTFOLIO (UNAUDITED)          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS A                    CLASS I
                                                                    ----------------------------------------   --------
                                                                    SIX MONTHS                                  PERIOD
                                                                      ENDED       YEAR ENDED    PERIOD ENDED    ENDED
                                                                     JUNE 30,    DECEMBER 31,   DECEMBER 31,   JUNE 30,
                                                                       2004          2003        2002(1)(2)    2004(3)
-----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $        9.65          7.89           8.07         9.71
 Income (loss) from investment operations:
 Net investment income (loss)                                  $       (0.00)(4)     (0.01)          0.00(4)      0.00(4)
 Net realized and unrealized gain (loss) on investments        $        0.21          1.87          (0.18)        0.16
 Total from investment operations                              $        0.21          1.86          (0.18)        0.16
 Less distributions:
 Distributions from capital gains                              $          --         (0.10)            --           --
 Total distributions                                           $          --         (0.10)            --           --
 Net asset value, end of period                                $        9.86          9.65           7.89         9.87
 TOTAL RETURN(5)                                               %        2.18         23.63          (2.23)        1.65

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $       7,811         5,893            468       43,669
 Ratio of operating expenses to average net assets(6)          %        1.05          1.17           1.16         0.81
 Ratio of net investment income (loss) to average net
 assets(6)                                                     %       (0.11)        (0.10)          0.10         2.18
 Portfolio turnover rate                                       %          61           120            113           61
-----------------------------------------------------------------------------------------------------------------------

                                                                                    CLASS S
                                                                    ----------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED       YEAR ENDED    PERIOD ENDED
                                                                     JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                       2004          2003        2002(1)(7)
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $        9.65          7.89          10.00
 Income (loss) from investment operations:
 Net investment income                                         $        0.00(4)       0.01           0.01
 Net realized and unrealized gain (loss) on investments        $        0.22          1.85          (2.11)
 Total from investment operations                              $        0.22          1.86          (2.10)
 Less distributions:
 Dividends from net investment income                          $          --         (0.00)(4)      (0.01)
 Distributions from capital gains                              $          --         (0.10)            --
 Total distributions                                           $          --         (0.10)         (0.01)
 Net asset value, end of period                                $        9.87          9.65           7.89
 TOTAL RETURN(5)                                               %        2.28         23.65         (21.05)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      36,884        29,803          6,334
 Ratio of operating expenses to average net assets(6)          %        0.90          1.02           1.00
 Ratio of net investment income to average net assets(6)       %        0.04          0.06           0.13
 Portfolio turnover rate                                       %          61           120            113
------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Class A commenced operations on September 9, 2002.
(3)  Class I commenced operations on May 6, 2004.

(4)  Amount is less than $0.01.

(5) Total return for periods less than one year are not annualized.

(6)  Annualized for periods less than one year.

(7)  Class S commenced operations on May 1, 2002.

                 See Accompanying Notes to Financial Statements

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO (UNAUDITED)       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS A
                                                                    ----------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED       YEAR ENDED    PERIOD ENDED
                                                                     JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                       2004          2003        2002(1)(2)
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       11.19          8.93           9.34
 Income (loss) from investment operations:
 Net investment income (loss)                                  $        0.07          0.08           0.01
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                            $        0.49          2.23          (0.42)
 Total from investment operations                              $        0.56          2.31          (0.41)
 Less distributions:
 Distributions from capital gains                              $          --         (0.00)(3)         --
 Return of capital                                             $          --         (0.05)            --
 Total distributions                                           $          --         (0.05)            --
 Net asset value, end of period                                $       11.75         11.19           8.93
 TOTAL RETURN(4)                                               %        5.00         25.94          (4.39)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      23,695        14,543            713
 Ratio of operating expenses to average net assets(5)          %        1.40          1.40           1.41
 Ratio of net investment income to average net assets(5)       %        2.04          0.87           0.20
 Portfolio turnover rate                                       %           6             9             33
------------------------------------------------------------------------------------------------------------

                                                                                    CLASS S
                                                                    ----------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED       YEAR ENDED    PERIOD ENDED
                                                                     JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                                       2004          2003        2002(1)(6)
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       11.21          8.93          10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                  $        0.09          0.09           0.04
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                            $        0.47          2.25          (1.11)
 Total from investment operations                              $        0.56          2.34          (1.07)
 Less distributions:
 Distributions from capital gains                              $          --         (0.00)(3)         --
 Return of capital                                             $          --         (0.06)            --
 Total distributions                                           $          --         (0.06)            --
 Net asset value, end of period                                $       11.77         11.21           8.93
 TOTAL RETURN(4)                                               %        5.00         26.24         (10.70)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      86,547        58,098         19,133
 Ratio of operating expenses to average net assets(5)          %        1.25          1.25           1.25
 Ratio of net investment income to average net assets(5)       %        2.14          1.35           0.70
 Portfolio turnover rate                                       %           6             9             33
------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3)  Amount less than $0.01.

(4) Total return for periods less than one year are not annualized.

(5)  Annualized for periods less than one year.

(6)  Class S commenced operations on May 1, 2002.

                 See Accompanying Notes to Financial Statements

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO (UNAUDITED)  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS A
                                                                    -----------------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED          YEAR ENDED       PERIOD ENDED
                                                                     JUNE 30,       DECEMBER 31,      DECEMBER 31,
                                                                     2004(1)          2003(1)          2002(1)(2)*
-------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       21.99            17.25             17.53
 Income (loss) from investment operations:
 Net investment income                                         $        0.10             0.22              0.07
 Net realized and unrealized gain (loss) on investments        $        0.61             4.56             (0.20)
 Total from investment operations                              $        0.71             4.78             (0.13)
 Less distributions:
 Dividends from net investment income                          $          --            (0.04)            (0.15)
 Total distributions                                           $          --            (0.04)            (0.15)
 Net asset value, end of period                                $       22.70            21.99             17.25
 TOTAL RETURN(3)                                               %        3.23            27.71             (0.78)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      34,661           24,079               999
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(4)                       %        1.04             1.05              1.03
 Before brokerage commission recapture(4)                      %        1.07             1.09              1.11
 Ratio of net investment income to average net assets:(4)      %        0.94             1.16              1.24
 Portfolio turnover rate                                       %          27               62               153
-------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS S
                                                                   -------------------------------------------------------------
                                                                   SIX MONTHS
                                                                     ENDED                  YEAR ENDED DECEMBER 31,
                                                                    JUNE 30,    ------------------------------------------------
                                                                      2004       2003     2002(1)*    2001      2000      1999
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      21.98       17.23     20.41      23.53     24.84     22.01
 Income (loss) from investment operations:
 Net investment income                                         $       0.13        0.23      0.20       0.07      0.07      0.08
 Net realized and unrealized gain (loss) on investments        $       0.61        4.57     (3.21)     (2.89)    (0.62)     3.41
 Total from investment operations                              $       0.74        4.80     (3.01)     (2.82)    (0.55)     3.49
 Less distributions:
 Dividends from net investment income                          $         --       (0.05)    (0.17)     (0.06)    (0.11)    (0.07)
 Distributions from capital gains                              $         --          --        --      (0.24)    (0.65)    (0.59)
 Total distributions                                           $         --       (0.05)    (0.17)     (0.30)    (0.76)    (0.66)
 Net asset value, end of period                                $      22.72       21.98     17.23      20.41     23.53     24.84
 TOTAL RETURN(3)                                               %       3.37       27.87    (14.75)    (11.95)    (2.11)    15.88

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $    767,454     759,747   599,841    793,601   941,024   899,753
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture(4)                       %       0.89        0.90      0.91       0.95      0.95      0.96
 Before brokerage commission recapture(4)                      %       0.92        0.94      0.95       0.95      0.95      0.96
 Ratio of net investment income to average net assets(4)       %       1.06        1.25      1.08       0.33      0.30      0.40
 Portfolio turnover rate                                       %         27          62       153         36        37        27
--------------------------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3) Total return for periods less than one year are not annualized.

(4)  Annualized for periods less than one year.

*    Since January 30, 2002, Van Kampen has served as Portfolio
     Manager for the ING Van Kampen Growth and Income Portfolio. Prior to that date, a different firm served as Portfolio Manager.

                 See Accompanying Notes to Financial Statements

ING VAN KAMPEN REAL ESTATE PORTFOLIO (UNAUDITED)            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                             CLASS A                             CLASS I
                                                             ----------------------------------------   -------------------------
                                                             SIX MONTHS                                 SIX MONTHS
                                                               ENDED       YEAR ENDED    PERIOD ENDED     ENDED      PERIOD ENDED
                                                              JUNE 30,    DECEMBER 31,   DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                              2004(1)       2003(1)       2002(1)(2)     2004(1)       2003(3)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $       20.47        14.99          16.24          20.48        16.59
 Income (loss) from investment operations:
 Net investment income                                  $        0.41         0.75           0.31           0.46         0.25
 Net realized and unrealized gain (loss) on
 investments                                            $        1.14         4.87          (0.89)          1.14         3.81
 Total from investment operations                       $        1.55         5.62          (0.58)          1.60         4.06
 Less distributions:
 Dividends from net investment income                   $          --        (0.02)         (0.42)            --        (0.05)
 Distributions from capital gains                       $          --        (0.12)         (0.25)            --        (0.12)
 Total distributions                                    $          --        (0.14)         (0.67)            --        (0.17)
 Net asset value, end of period                         $       22.02        20.47          14.99          22.08        20.48
 TOTAL RETURN(4)                                        %        7.57        37.54          (3.53)          7.81        24.51

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $       9,919        6,240            286          1,391          534
 Ratio of operating expenses to average net assets(5)   %        1.07         1.08           1.10+          0.67         0.68
 Ratio of net investment income to average net
 assets(5)                                              %        3.90         4.42           6.59+          4.36         5.25
 Portfolio turnover rate                                %           6           12             27              6           12
---------------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS S
                                                                    -----------------------------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED                 YEAR ENDED DECEMBER 31,
                                                                     JUNE 30,    ----------------------------------------------
                                                                       2004      2003(1)   2002(1)    2001*     2000      1999
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       20.46       14.97     15.64     15.21     12.12    13.58
 Income (loss) from investment operations:
 Net investment income                                         $        0.40        0.78      0.73      0.70      0.42     0.84
 Net realized and unrealized gain (loss) on investments        $        1.16        4.86     (0.71)     0.53      3.33    (1.39)
 Total from investment operations                              $        1.56        5.64      0.02      1.23      3.75    (0.55)
 Less distributions:
 Dividends from net investment income                          $          --       (0.03)    (0.44)    (0.59)    (0.66)   (0.54)
 Distributions from capital gains                              $          --       (0.12)    (0.25)    (0.21)       --    (0.37)
 Total distributions                                           $          --       (0.15)    (0.69)    (0.80)    (0.66)   (0.91)
 Net asset value, end of period                                $       22.02       20.46     14.97     15.64     15.21    12.12
 TOTAL RETURN(4)                                               %        7.62       37.73      0.20      8.14     30.99    (3.81)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     383,338     341,126   194,207   130,643   103,800   56,906
 Ratio of operating expenses to average net assets(5)          %        0.92        0.93      0.95      0.95      0.95     0.96
 Ratio of net investment income to average net assets(5)       %        3.96        4.67      4.56      5.35      5.60     5.61
 Portfolio turnover rate                                       %           6          12        27        81        69       36
-------------------------------------------------------------------------------------------------------------------------------

(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2)  Class A commenced operations on September 9, 2002.

(3)  Class I commenced operations on May 19, 2003.

(4) Total return for periods less than one year are not annualized.

(5)  Annualized for periods of less than one year.

*    Since December 17, 2001, Van Kampen has served as
     Portfolio Manager for the ING Van Kampen Real Estate Portfolio. Prior to that date, a different firm served as Portfolio Manager.

                 See Accompanying Notes to Financial Statements

         NOTES TO FINANCIAL STATEMENTS as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The ING Investors Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of forty-six portfolios (the "Portfolios"). Thirty-six portfolios in this report are: ING AIM Mid Cap Growth Portfolio ("AIM Mid Cap Growth"), ING Alliance Mid Cap Growth Portfolio ("Alliance Mid Cap Growth"), ING Capital Guardian Large Cap Value Portfolio ("Capital Guardian Large Cap Value"), ING Capital Guardian Managed Global Portfolio ("Capital Guardian Managed Global"), ING Capital Guardian Small Cap Portfolio ("Capital Guardian Small Cap"), ING Developing World Portfolio ("Developing World"), ING Eagle Asset Capital Appreciation Portfolio ("Eagle Asset Capital Appreciation"), ING FMR(SM) Diversified Mid Cap Portfolio ("FMR(SM) Diversified Mid Cap"), ING Goldman Sachs Internet Tollkeeper(SM) Portfolio ("Goldman Sachs Internet Tollkeeper(SM)"), ING Hard Assets Portfolio ("Hard Assets"), ING International Portfolio, ("International"), ING Janus Special Equity Portfolio ("Janus Special Equity"), ING Jennison Equity Opportunities Portfolio ("Jennison Equity Opportunities"), ING JPMorgan Small Cap Equity Portfolio ("JPMorgan Small Cap Equity", formerly ING JPMorgan Fleming Small Cap Equity Portfolio), ING Julius Baer Foreign Portfolio ("Julius Baer Foreign", formerly ING JPMorgan Fleming International EAFE Portfolio), ING Legg Mason Value Portfolio ("Legg Mason Value"), ING Limited Maturity Bond Portfolio ("Limited Maturity Bond"), ING Liquid Assets Portfolio ("Liquid Assets"), ING Marsico Growth Portfolio ("Marsico Growth"), ING Mercury Focus Value Portfolio ("Mercury Focus Value"), ING Mercury Fundamental Growth Portfolio ("Mercury Fundamental Growth"), ING MFS Mid Cap Growth Portfolio ("MFS Mid Cap Growth"), ING MFS Research Portfolio ("MFS Research"), ING MFS Total Return Portfolio ("MFS Total Return"), ING PIMCO Core Bond Portfolio ("PIMCO Core Bond"), ING PIMCO High Yield Portfolio ("PIMCO High Yield") ING Salomon Brothers All Cap Portfolio ("Salomon Brothers All Cap"), ING Salomon Brothers Investors Portfolio ("Salomon Brothers Investors"), ING Stock Index Portfolio ("Stock Index"), ING T. Rowe Price Capital Appreciation Portfolio ("T. Rowe Price Capital Appreciation"), ING T. Rowe Price Equity Income Portfolio ("T. Rowe Price Equity Income"), ING UBS U.S. Balanced Portfolio ("UBS U.S. Balanced"), ING Van Kampen Equity Growth Portfolio ("Van Kampen Equity Growth"), ING Van Kampen Global Franchise ("Van Kampen Global Franchise"), ING Van Kampen Growth and Income Portfolio ("Van Kampen Growth and Income") and ING Van Kampen Real Estate Portfolio ("Van Kampen Real Estate").

All of the Portfolios are diversified except for the Capital Guardian Managed Global, Van Kampen Global Franchise, Hard Assets, Janus Special Equity, JPMorgan Small Cap Equity, Julius Baer Foreign, MFS Mid Cap Growth, Salomon Brothers All Cap and Van Kampen Real Estate, which are non-diversified. All of the Portfolios, except Liquid Assets, which is authorized to offer three classes of shares (Class S, Class A and Class I), and Stock Index, which is authorized to offer one class of shares (Class I), are authorized to offer four classes of shares (Class S, Class A, Class I and Class R); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. All shareholders bear the common expenses of the Portfolio and earn income and gains and losses from the Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income allocations and from differences in separate class expenses, including shareholder servicing fees. The information presented in these financial statements pertains to all of the Portfolios except the Fund for Life Series, the LifeStyle Portfolios, the Evergreen Portfolios and the American Funds Portfolios, which are presented under separate covers. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Portfolios serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts

--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION (CONTINUED)

and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly-owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), an indirect wholly-owned subsidiary of ING Groep N.V. ("ING"), Equitable Life Insurance Company of Iowa, an indirect wholly-owned subsidiary of ING, Security Life of Denver, an indirect wholly-owned subsidiary of ING, Southland Life Insurance Company, an indirect wholly-owned subsidiary of ING, ReliaStar Life Insurance Company, an indirect wholly-owned subsidiary of ING, United Life Annuities, an indirect wholly-owned subsidiary of Golden American and ReliaStar Life Insurance Company of New York, an indirect wholly-owned subsidiary of Golden American. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios' valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

      Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board of Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less, as well as all securities in the Liquid Assets Portfolio are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.    Security Transactions and Revenue Recognition.
      Securities transactions are accounted for on the trade date. Realized gains and losses are

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.    Forward Foreign Currency Contracts. Certain
      Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

E. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-dividend date. Dividends from net investment income and capital gains, if any, are declared daily and paid monthly by the Liquid Assets Portfolio and the PIMCO High Yield Portfolio. For all other Portfolios, net investment income, if any will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

G. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. No capital gain distributions shall be made until the capital loss carryforwards has been fully utilized or expired.

H. Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

I. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

J. Securities Lending. Certain Portfolios have the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L. Swap Contracts. Certain Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

M. Credit Default Swaps. PIMCO Core Bond may enter into credit default swap contracts for investment purposes. All other Portfolios may purchase credit default swap contracts in order to hedge against risk of default of debt securities held in their portfolio.

      As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, a Portfolio would be subject to investment exposure on the notional amount of the swap.

      When a Portfolio purchases a credit default swap, the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the Portfolios in the event of a default.

N. Illiquid and Restricted Securities. The Portfolios may not invest more than 15% of their net assets (10% for Liquid Assets) in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

O.    Delayed Delivery Transactions. Limited Maturity
      Bond, PIMCO Core Bond and Julius Baer Foreign may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in each Portfolio's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

P.    Mortgage Dollar Roll Transactions. In
      connection with a Portfolio's ability to purchase or sell securities on a when-issued basis, Limited Maturity Bond, PIMCO Core Bond and Julius Baer Foreign may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. In return, the Portfolio is compensated with fee income or receives an advantageous repurchase price ("drop in price"). The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended June 30, 2004, the cost of purchases and the proceeds from the sales of securities, excluding U.S. Government and short-term securities, were as follows:

                                       PURCHASES        SALES
                                      ------------   ------------
AIM Mid Cap Growth                    $216,136,486   $215,804,075
Alliance Mid Cap Growth                419,173,312    420,398,961
Capital Guardian Large Cap Value        97,452,056     32,976,801
Capital Guardian Managed Global         54,652,734     52,699,222
Capital Guardian Small Cap             141,698,227    120,812,821
Developing World                       150,987,366    149,616,031
Eagle Asset Value Equity               221,524,130    233,635,390
FMR(SM) Diversified Mid Cap            253,700,359    238,765,124
Goldman Sachs Internet
  Tollkeeper(SM)                        24,011,060     21,439,155
Hard Assets                            103,161,323     75,446,326
International                           84,352,557     83,442,279
Janus Special Equity                    13,389,849      9,022,074
Jennison Equity Opportunity            139,828,925    152,262,411
Julius Baer Foreign                    162,883,707     70,843,811
JPMorgan Small Cap Equity               86,513,290     23,581,534
Legg Mason Value                       242,646,735    217,104,315
Limited Maturity Bond                   59,150,125     60,006,947
Marsico Growth                         437,320,279    433,068,759
Mercury Focus Value                     71,907,964     13,418,806
Mercury Fundamental Growth               8,887,503      7,290,768
MFS Mid Cap Growth                     376,014,428    402,406,340
MFS Research                           380,100,184    415,168,537
MFS Total Return                       455,019,606    437,274,878
PIMCO Core Bond                        502,763,006    478,059,892
PIMCO High Yield                       597,700,177     60,746,449
Salomon Brothers All Cap               103,884,649     87,967,898
Salomon Brothers Investors              29,557,264     18,500,445
Stock Index                            362,832,378     14,876,941
T. Rowe Price Capital
  Appreciation                         283,285,238    174,163,712
T. Rowe Price Equity Income            194,435,800     47,720,985
UBS U.S. Balanced                       33,035,006     15,763,423
Van Kampen Equity Growth                79,234,495     28,015,280
Van Kampen Global Franchise             34,360,284      4,692,188
Van Kampen Growth and Income           211,884,980    241,205,211
Van Kampen Real Estate                  68,591,334     32,705,639

U.S. Government Securities not included above were as follows:

                                       PURCHASES        SALES
                                      ------------   ------------
Limited Maturity Bond                 $193,836,237   $274,959,278
MFS Total Return                       133,002,320     94,500,763
PIMCO Core Bond                         85,258,920     53,715,749
T. Rowe Price Capital
  Appreciation                                  --     19,500,000
UBS U.S. Balanced                       35,420,176     34,767,518

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Directed Services, Inc. (the "Manager" or "DSI"), an indirect wholly-owned subsidiary of ING, provides all of the Portfolios with advisory and administrative services under a Management Agreement (the "Agreement"). Under the Agreement, the Manager has overall responsibility for engaging portfolio managers and for monitoring and evaluating the

--------------------------------------------------------------------------------

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (CONTINUED)

management of the assets of each Portfolio by the portfolio managers. Portfolio managers have full investment discretion and make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Agreement, the Manager also is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Trust, including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend reimbursing, auditing and ordinary legal expenses. The Manager does not bear the expense of brokerage fees, taxes, interest, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses. As compensation for its services under the Management Agreement, the Trust pays the manager a monthly fee (a "Unified Fee") based on the following annual rates of the average daily net assets of the Portfolios:

PORTFOLIO                      FEE
---------                      ---
Alliance Mid Cap Growth and    0.85% of the first $250 million;
Marsico Growth*                0.80% of the next $400 million;
                               0.75% of the next $450 million;
                               and 0.70% of the amount in
                               excess of $1.1 billion

Capital Guardian Large Cap     0.75% of the first $500 million;
Value                          0.70% of the next $250 million;
                               0.65% of the next $500 million;
                               and 0.60% of the amount in
                               excess of $1.25 billion

Capital Guardian Managed       1.00% of the first $500 million;
Global                         and 0.80% of the amount in
                               excess of $500 million

AIM Mid Cap Growth, Capital    0.75% of the first $750 million
Guardian Small Cap, Eagle      0.70% of the next $1.25 billion;
Asset Value Equity, Hard       0.65% of the next $1.5 billion;
Assets, Jennison Equity        and 0.60% of the amount in
Opportunities, T. Rowe Price   excess of $3.5 billion
Capital Appreciation, T. Rowe
Price Equity Income, Van
Kampen Growth and Income and
Van Kampen Real Estate*

Developing World               1.25%

Goldman Sachs Internet         1.35% of the first $1 billion;
Tollkeeper(SM)                 and 1.25% of the amount in
                               excess of $1 billion


PORTFOLIO                      FEE
---------                      ---
International                  1.00% of the first $500 million;
                               and 0.80% of the amount in
                               excess of $500 million

Janus Special Equity* and      0.81% of the first $250 million;
Legg Mason Value               0.77% of the next $400 million;
                               0.73% of the next $450 million;
                               and 0.67% of the amount in
                               excess of $1.1 billion

JPMorgan Small Cap Equity      0.90% of the first $200 million;
                               0.85% of the next $300 million;
                               0.80% of the next $250 million;
                               and 0.75% thereafter

Julius Baer Foreign            1.00% of the first $50 million;
                               0.95% of the next $200 million;
                               0.90% of the next $250 million;
                               and 0.85% thereafter

Limited Maturity Bond and      0.35% of the first $200 million;
Liquid Assets*                 0.30% of the next $300 million;
                               and 0.25% of the amount in
                               excess of $500 million

MFS Mid-Cap Growth, MFS        0.75% of the first $250 million;
Research and MFS Total         0.70% of the next $400 million;
Return*                        0.65% of the next $450 million;
                               and 0.60% of the amount in
                               excess of $1.1 billion
Mercury Focus Value and        0.80% of the first $500 million;
Mercury Fundamental Growth     0.75% of the next $250 million;
                               0.70% of the next $500 million;
                               0.65% of the next $750 million;
                               and 0.60% on assets in excess of
                               $2 billion

PIMCO Core Bond                0.75% of the first $100 million;
                               0.65% of the next $100 million;
                               and 0.55% of the amount in
                               excess of $200 million

PIMCO High Yield               0.49%

Salomon Brothers All Cap and   0.75% of the first $500 million;
Salomon Brothers Investors     0.70% of the next $250 million;
Portfolios*                    0.65% of the next $500 million;
                               and 0.60% of the amount in
                               excess of $1.25 billion

Stock Index                    0.27%

UBS U.S. Balanced and FMR(SM)  0.75% of the first $500 million;
Diversified Mid Cap            0.70% of the next $250 million;
Portfolios*                    0.65% of the next $500 million;
                               and 0.60% of the amount in
                               excess of $1.25 billion


--------------------------------------------------------------------------------

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (CONTINUED)


PORTFOLIO                      FEE
---------                      ---
Van Kampen Global Franchise    1.00% of the first $250 million;
                               0.90% of the next $250 million;
                               and 0.75% on assets in excess of
                               $500 million

Van Kampen Equity Growth       0.65% of the first $1 billion;
                               and 0.60% thereafter

* Fee is calculated using the combined net assets of these Portfolios

DSI has voluntarily agreed to reimburse the Portfolios' managed by MFS a portion of the management fees. For the six months ended June 30, 2004, DSI reimbursed $35,411, $42,237 and $3,512 to the MFS Mid Cap Growth, MFS Research and MFS Total Return Portfolios, respectively. DSI is not obligated to reimburse these amounts and may choose not to do so in the future.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Class S and Class A of each Portfolio of the Trust. The Agreement allows Directed Services, Inc. (the "Distributor" or "DSI") to make payments under the Agreement to insurance companies, broker-dealers or other financial intermediaries that provide services relating to each class of shares. Under the Agreement, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A and Class S, respectively. The Portfolios have accrued the 0.25% service fee for each class, listed in their Statements of Operations.

Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the "Class A Plan") with DSI on behalf of the Class A shares of the Portfolio. The Class A Plan provides that the Class A shares shall pay a 12b-1 distribution fee, for distribution services including payments to DSI, the Distributor, at an annual rate of 0.25% of the average daily net assets. DSI has contractually agreed to waive 0.10% of the distribution fee for Class A shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%.

The Manager and the Trust have entered into Portfolio Management Agreements with the Portfolio Managers. These Portfolio Managers provide investment advice for the various Portfolios and are paid by the Manager based on the average daily net assets of the respective Portfolios. The Portfolio Managers of each of the Series are as follows (*related party Advisor):

SERIES                           PORTFOLIO MANAGER
------                           -----------------
AIM Mid Cap Growth               A I M Capital Management, Inc.
Alliance Mid Cap Growth          Alliance Capital Management
                                 L.P.
Capital Guardian Large Cap       Capital Guardian Trust Company
  Value
Capital Guardian Managed Global  Capital Guardian Trust Company
Capital Guardian Small Cap       Capital Guardian Trust Company
Developing World                 ING Investment Management
                                 Advisors B.V.*
Eagle Asset Capital              Eagle Asset Management, Inc.
Appreciation
FMR(SM) Diversified Mid Cap      Fidelity Management & Research
                                 Company
Goldman Sachs Internet           Goldman Sachs Asset Management,
Tollkeeper(SM)                   L.P.
Hard Assets                      Baring International Investment
                                 Limited*
International                    ING Investment Management Co.*
Janus Special Equity             Janus Capital Management LLC
Jennison Equity Opportunities    Jennison Associates LLC
JPMorgan Small Cap Equity        J.P. Morgan Investment
                                 Management Inc.
Julius Baer Foreign              Julius Baer Investment
                                 Management, Inc.
Limited Maturity Bond            ING Investment Management Co.*
Legg Mason Value                 Legg Mason Funds Management,
                                 Inc.
Liquid Assets                    ING Investment Management Co.*
Marsico Growth                   Marsico Capital Management, LLC
Mercury Focus Value              Fund Asset Management L.P.
                                 (d/b/a Mercury Advisors)
Mercury Fundamental Growth       Fund Asset Management L.P.
                                 (d/b/a Mercury Advisors)
MFS Mid Cap Growth               Massachusetts Financial
                                 Services Company
MFS Research                     Massachusetts Financial
                                 Services Company
MFS Total Return                 Massachusetts Financial
                                 Services Company
PIMCO Core Bond                  Pacific Investment Management
                                 Company LLC
PIMCO High Yield                 Pacific Investment Management
                                 Company LLC

--------------------------------------------------------------------------------

NOTE 5 -- DISTRIBUTION AND SERVICE FEES (CONTINUED)


SERIES                           PORTFOLIO MANAGER
------                           -----------------
Salomon Brothers All Cap         Salomon Brothers Asset
                                 Management, Inc.
Salomon Brothers Investors       Salomon Brothers Asset
                                 Management, Inc.
Stock Index                      ING Investment Management Co.*
T. Rowe Price Capital            T. Rowe Price Associates, Inc.
Appreciation
T. Rowe Price Equity Income      T. Rowe Price Associates, Inc.
UBS U.S. Balanced                UBS Global Asset Management
                                 (Americas) Inc.
Van Kampen Equity Growth         Morgan Stanley Investment
                                 Management, Inc. (d/b/a Van
                                 Kampen)
Van Kampen Global Franchise      Morgan Stanley Investment
                                 Management, Inc. (d/b/a Van
                                 Kampen)
Van Kampen Growth and Income     Morgan Stanley Investment
                                 Management, Inc. (d/b/a Van
                                 Kampen)
Van Kampen Real Estate           Morgan Stanley Investment
                                 Management, Inc. (d/b/a Van
                                 Kampen)

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Manager may direct the Trust's portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as a reimbursement of expenses in the Statements of Operations.

At June 30, 2004, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                        ACCRUED
                          ACCRUED     DISTRIBUTION
                         INVESTMENT       AND
                         MANAGEMENT   SHAREHOLDER
                            FEES      SERVICE FEES     TOTAL
                         ----------   ------------   ----------
AIM Mid Cap Growth        $129,755      $ 49,632     $  179,387
Alliance Mid Cap Growth    350,812       114,648        465,460
Capital Guardian Large
  Cap Value                392,708       133,915        526,623
Capital Guardian
  Managed Global           296,460        74,471        370,931
Capital Guardian Small
  Cap                      301,996       114,956        416,952
Developing World           119,218        24,272        143,490
Eagle Asset Value
  Equity                   118,414        44,973        163,387
FMR(SM) Diversified Mid
  Cap                      113,346        38,442        151,788
Goldman Sachs Internet
  Tollkeeper(SM)            65,878        12,563         78,441
Hard Assets                 87,237        33,370        120,607
International              159,209        40,589        199,798
Janus Special Equity        37,533        11,840         49,373
Jennison Equity
  Opportunity              175,666        66,741        242,407
JPMorgan Small Cap
  Equity                    82,094        24,030        106,124
Julius Baer Foreign        102,167        27,163        129,330
Legg Mason Value           157,910        50,016        207,926
Limited Maturity Bond      106,416        96,509        202,925
Liquid Assets              222,598       181,197        403,795
Marsico Growth             532,360       173,419        705,779
Mercury Focus Value         25,235         7,354         32,589
Mercury Fundamental
  Growth                    11,114         3,673         14,787
MFS Mid Cap Growth         406,559       160,592        567,151
MFS Research               326,883       128,802        455,685
MFS Total Return           727,559       289,081      1,016,640
PIMCO Core Bond            286,213       121,378        407,591
PIMCO High Yield           231,296       118,008        349,304
Salomon Brothers All
  Cap                      276,634        94,503        371,137
Salomon Brothers
  Investors                 95,143        32,058        127,201
Stock Index                  7,551            --          7,551
T. Rowe Price Capital
  Appreciation             878,675       328,860      1,207,735
T. Rowe Price Equity
  Income                   452,826       172,678        625,504
UBS U.S. Balanced           52,916        17,861         70,777
Van Kampen Equity
  Growth                    24,867         9,889         34,756
Van Kampen Global
  Franchise                 86,712        24,450        111,162
Van Kampen Growth and
  Income                   431,407       167,374        598,781
Van Kampen Real Estate     209,393        80,114        289,507

--------------------------------------------------------------------------------

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (CONTINUED)

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 7 -- OPTIONS WRITTEN

As of June 30, 2004, portfolio securities valued at $9,977 were held in escrow by the custodian as cover for call options written by PIMCO Core Bond.

Transactions in options written during the six-months ended June 30, 2004, were as follows:

                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   ----------
Options outstanding at December 31, 2003                        1,646     $3,214,589
Options written                                                   102         85,593
Options exercised                                                 (14)       (11,760)
                                                                -----     ----------
Options outstanding at June 30, 2004                            1,734     $3,288,422
                                                                =====     ==========

NOTE 8 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

                                                                         CLASS A                        CLASS S
                                                              -----------------------------   ----------------------------
                                                               SIX MONTHS                      SIX MONTHS
                                                                  ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                  2004            2003            2004           2003
                                                                  ----            ----            ----           ----
AIM MID CAP GROWTH
 (NUMBER OF SHARES)
Shares sold                                                         129,432        244,905       2,152,443      14,590,893
Shares redeemed                                                     (27,704)        (7,195)     (2,020,330)    (12,993,897)
                                                              -------------   -------------   ------------   -------------
Net increase in shares outstanding                                  101,728        237,710         132,113       1,596,996
                                                              =============   =============   ============   =============
AIM MID CAP
 GROWTH ($)
Shares sold                                                   $   1,699,761   $  2,751,233    $ 28,780,643   $ 148,757,690
Shares redeemed                                                    (362,505)       (75,561)    (26,628,706)   (128,197,813)
                                                              -------------   -------------   ------------   -------------
Net increase                                                  $   1,337,256   $  2,675,672    $  2,151,937   $  20,559,877
                                                              =============   =============   ============   =============

                                                                         CLASS A                        CLASS S
                                                              -----------------------------   ----------------------------
                                                               SIX MONTHS                      SIX MONTHS
                                                                  ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                  2004            2003            2004           2003
                                                                  ----            ----            ----           ----
ALLIANCE MID CAP GROWTH
 (NUMBER OF SHARES)
Shares sold                                                         253,203        311,029       3,975,712      18,324,530
Shares redeemed                                                     (28,623)       (16,988)     (4,387,591)    (15,260,782)
                                                              -------------   -------------   ------------   -------------
Net increase (decrease) in shares outstanding                       224,580        294,041        (411,879)      3,063,748
                                                              =============   =============   ============   =============
ALLIANCE MID CAP GROWTH ($)
Shares sold                                                   $   4,012,332   $  3,912,459    $ 64,416,519   $ 205,967,684
Shares redeemed                                                    (462,115)      (210,526)    (68,588,095)   (162,666,361)
                                                              -------------   -------------   ------------   -------------
Net increase (decrease)                                       $   3,550,217   $  3,701,933    $ (4,171,576)  $  43,301,323
                                                              =============   =============   ============   =============

--------------------------------------------------------------------------------

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)


                                                                         CLASS A                        CLASS S
                                                              -----------------------------   ----------------------------
                                                               SIX MONTHS                      SIX MONTHS
                                                                  ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                  2004            2003            2004           2003
                                                                  ----            ----            ----           ----
CAPITAL GUARDIAN LARGE CAP VALUE
 (NUMBER OF SHARES)
Shares sold                                                         166,485        786,104       7,288,543      18,051,556
Shares issued as reinvestment of dividends                               --             --              --          21,900
Shares redeemed                                                     (53,386)      (188,998)     (2,355,240)     (2,543,568)
                                                              -------------   -------------   ------------   -------------
Net increase in shares outstanding                                  113,099        597,106       4,933,303      15,529,888
                                                              =============   =============   ============   =============
CAPITAL GUARDIAN LARGE CAP
 VALUE ($)
Shares sold                                                   $   1,804,563   $  6,756,540    $ 79,277,780   $ 166,505,352
Shares issued as reinvestment of dividends                               --             --              --         226,442
Shares redeemed                                                    (584,698)    (1,462,833)    (25,056,167)    (21,265,201)
                                                              -------------   -------------   ------------   -------------
Net increase                                                  $   1,219,865   $  5,293,707    $ 54,221,613   $ 145,466,593
                                                              =============   =============   ============   =============

                                                                         CLASS A                        CLASS S
                                                              -----------------------------   ----------------------------
                                                               SIX MONTHS                      SIX MONTHS
                                                                  ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                  2004            2003            2004           2003
                                                                  ----            ----            ----           ----
CAPITAL GUARDIAN MANAGED GLOBAL
 (NUMBER OF SHARES)
Shares sold                                                         115,706        192,137       2,643,149       8,347,059
Shares issued as reinvestment of dividends                               --             --              --              --
Shares redeemed                                                     (17,442)       (15,080)     (3,061,517)     (3,990,588)
                                                              -------------   -------------   ------------   -------------
Net increase (decrease) in shares outstanding                        98,264        177,057        (418,368)      4,356,471
                                                              =============   =============   ============   =============
CAPITAL GUARDIAN MANAGED
 GLOBAL ($)
Shares sold                                                   $   1,334,067   $  1,880,691    $ 30,759,186   $  76,137,310
Shares issued as reinvestment of dividends                               --             --              --              --
Shares redeemed                                                    (202,592)      (143,527)    (35,546,797)    (33,343,607)
                                                              -------------   -------------   ------------   -------------
Net increase                                                  $   1,131,475   $  1,737,164    $ (4,787,611)  $  42,793,703
                                                              =============   =============   ============   =============

                                                                         CLASS A                        CLASS S
                                                              -----------------------------   ----------------------------
                                                               SIX MONTHS                      SIX MONTHS
                                                                  ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                  2004            2003            2004           2003
                                                                  ----            ----            ----           ----
CAPITAL GUARDIAN SMALL CAP
 (NUMBER OF SHARES)
Shares sold                                                         183,871        336,804       3,393,738      22,594,852
Shares issued as reinvestment of dividends                               --            343              --          66,918
Shares redeemed                                                     (20,060)        (2,057)     (4,102,862)    (17,060,137)
                                                              -------------   -------------   ------------   -------------
Net increase (decrease) in shares outstanding                       163,811        335,090        (709,124)      5,601,633
                                                              =============   =============   ============   =============
CAPITAL GUARDIAN SMALL CAP ($)
Shares sold                                                   $   2,036,997   $  3,256,693    $ 38,007,132   $ 202,162,388
Shares issued as reinvestment of dividends                               --          3,696              --         719,363
Shares redeemed                                                    (217,611)       (18,456)    (45,252,794)   (145,074,766)
                                                              -------------   -------------   ------------   -------------
Net increase (decrease)                                       $   1,819,386   $  3,241,933    $ (7,245,662)  $  57,806,985
                                                              =============   =============   ============   =============

--------------------------------------------------------------------------------

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)


                                                                         CLASS A                        CLASS S
                                                              -----------------------------   ----------------------------
                                                               SIX MONTHS                      SIX MONTHS
                                                                  ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                  2004            2003            2004           2003
                                                                  ----            ----            ----           ----
DEVELOPING WORLD
 (NUMBER OF SHARES)
Shares sold                                                         250,356        200,787       4,018,306       8,932,234
Shares issued as reinvestment of dividends                               --            259              --          20,442
Shares redeemed                                                     (25,667)        (4,073)     (3,406,320)     (6,612,763)
                                                              -------------   -------------   ------------   -------------
Net increase in shares outstanding                                  224,689        196,973         611,986       2,339,913
                                                              =============   =============   ============   =============
DEVELOPING WORLD ($)
Shares sold                                                   $   2,319,816   $  1,541,646    $ 39,134,378   $  71,516,057
Shares issued as reinvestment of dividends                               --          2,319              --         183,366
Shares redeemed                                                    (234,873)       (30,435)    (31,656,162)    (51,185,790)
                                                              -------------   -------------   ------------   -------------
Net increase                                                  $   2,084,943   $  1,513,530    $  7,478,216   $  20,513,633
                                                              =============   =============   ============   =============

                                                                         CLASS A                        CLASS S
                                                              -----------------------------   ----------------------------
                                                               SIX MONTHS                      SIX MONTHS
                                                                  ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                  2004            2003            2004           2003
                                                                  ----            ----            ----           ----
EAGLE ASSET VALUE EQUITY
 (NUMBER OF SHARES)
Shares sold                                                          28,894         64,036         718,588       2,533,031
Shares issued as reinvestment of dividends                               --             87              --          27,812
Shares redeemed                                                      (4,661)        (9,477)       (943,513)     (2,853,180)
                                                              -------------   -------------   ------------   -------------
Net increase (decrease) in shares outstanding                        24,233         54,646        (224,925)       (292,337)
                                                              =============   =============   ============   =============
EAGLE ASSET VALUE EQUITY ($)
Shares sold                                                   $     470,605   $    867,721    $ 11,758,196   $  34,999,026
Shares issued as reinvestment of dividends                               --          1,362              --         436,934
Shares redeemed                                                     (74,573)      (125,929)    (15,293,880)    (37,948,789)
                                                              -------------   -------------   ------------   -------------
Net increase (decrease)                                       $     396,032   $    743,154    $ (3,535,684)  $  (2,512,829)
                                                              =============   =============   ============   =============

                                                                         CLASS A                        CLASS S
                                                              -----------------------------   ----------------------------
                                                               SIX MONTHS                      SIX MONTHS
                                                                  ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                  2004            2003            2004           2003
                                                                  ----            ----            ----           ----
FMR(SM) DIVERSIFIED MID CAP
 (NUMBER OF SHARES)
Shares sold                                                         169,357        366,092       1,905,541       4,938,328
Shares issued as reinvestment of dividends                               --             --              --             169
Shares redeemed                                                      (5,323)       (17,261)       (740,050)       (655,079)
                                                              -------------   -------------   ------------   -------------
Net increase in shares outstanding                                  164,034        348,831       1,165,491       4,283,418
                                                              =============   =============   ============   =============
FMR(SM) DIVERSIFIED MID CAP ($)
Shares sold                                                   $   1,715,225   $  3,041,031    $ 19,513,482   $  40,731,551
Shares issued as reinvestment of dividends                               --             --              --           1,642
Shares redeemed                                                     (53,906)      (139,954)     (7,309,569)     (5,018,247)
                                                              -------------   -------------   ------------   -------------
Net increase                                                  $   1,661,319   $  2,901,077    $ 12,203,913   $  35,714,946
                                                              =============   =============   ============   =============

--------------------------------------------------------------------------------

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)


                                                                         CLASS A                        CLASS S
                                                              -----------------------------   ----------------------------
                                                               SIX MONTHS                      SIX MONTHS
                                                                  ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                  2004            2003            2004           2003
                                                                  ----            ----            ----           ----
GOLDMAN SACHS INTERNET TOLLKEEPER(SM)
 (NUMBER OF SHARES)
Shares sold                                                         154,388        410,836       1,886,797       6,402,962
Shares redeemed                                                     (89,747)       (36,633)     (1,357,949)     (1,577,255)
                                                              -------------   -------------   ------------   -------------
Net increase in shares outstanding                                   64,641        374,203         528,848       4,825,707
                                                              =============   =============   ============   =============
GOLDMAN SACHS INTERNET
 TOLLKEEPER(SM) ($)
Shares sold                                                   $   1,035,869   $  2,452,596    $ 12,772,406   $  37,453,452
Shares redeemed                                                    (594,359)      (220,113)     (8,973,305)     (9,186,327)
                                                              -------------   -------------   ------------   -------------
Net increase                                                  $     441,510   $  2,232,483    $  3,799,101   $  28,267,125
                                                              =============   =============   ============   =============

                                                 CLASS A                        CLASS I                        CLASS S
                                      -----------------------------   ----------------------------   ----------------------------
                                       SIX MONTHS                      SIX MONTHS       JULY 2,       SIX MONTHS
                                          ENDED        YEAR ENDED        ENDED        2003(1) TO        ENDED        YEAR ENDED
                                        JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                          2004            2003            2004           2003            2004           2003
                                          ----            ----            ----           ----            ----           ----
HARD ASSETS
 (NUMBER OF SHARES)
Shares sold                                 229,634        200,870         113,325         73,757      4,175,777        8,508,313
Shares issued as reinvestment of
 dividends                                       --            495              --             44             --           27,539
Shares redeemed                             (13,969)        (5,766)        (21,941)       (59,646)    (2,143,486)      (5,912,072)
                                      -------------   -------------   ------------   -------------   ------------   -------------
Net increase in shares outstanding          215,665        195,599          91,384         14,155      2,032,291        2,623,780
                                      =============   =============   ============   =============   ============   =============
HARD ASSETS ($)
Shares sold                           $   3,306,904   $  2,362,823    $  1,686,413   $    916,677    $61,020,327    $  98,894,188
Shares issued as reinvestment of
 dividends                                       --          7,091              --            625             --          394,080
Shares redeemed                            (192,656)       (63,920)       (322,066)      (727,736)   (30,207,519)     (65,294,045)
                                      -------------   -------------   ------------   -------------   ------------   -------------
Net increase                          $   3,114,248   $  2,305,994    $  1,364,347   $    189,566    $30,812,808    $  33,994,223
                                      =============   =============   ============   =============   ============   =============

                                                                         CLASS A                        CLASS S
                                                              -----------------------------   ----------------------------
                                                               SIX MONTHS                      SIX MONTHS
                                                                  ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                  2004            2003            2004           2003
                                                                  ----            ----            ----           ----
INTERNATIONAL
 (NUMBER OF SHARES)
Shares sold                                                         164,227        564,222       4,081,730      40,743,788
Shares issued as reinvestment of dividends                               --            962              --          46,079
Shares redeemed                                                      (7,954)        (3,598)     (4,464,351)    (40,355,350)
                                                              -------------   -------------   ------------   -------------
Net increase (decrease) in shares outstanding                       156,273        561,586        (382,621)        434,517
                                                              =============   =============   ============   =============
INTERNATIONAL ($)
Shares sold                                                   $   1,485,629   $  3,927,449    $ 36,995,295   $ 289,703,359
Shares issued as reinvestment of dividends                               --          8,242              --         394,902
Shares redeemed                                                     (72,439)       (25,687)    (39,852,955)   (286,242,569)
                                                              -------------   -------------   ------------   -------------
Net increase (decrease)                                       $   1,413,190   $  3,910,004    $ (2,857,660)  $   3,855,692
                                                              =============   =============   ============   =============

------------------

(1) Commencement of operations.

--------------------------------------------------------------------------------

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)


                                                                         CLASS A                        CLASS S
                                                              -----------------------------   ----------------------------
                                                               SIX MONTHS                      SIX MONTHS
                                                                  ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                  2004            2003            2004           2003
                                                                  ----            ----            ----           ----
JANUS SPECIAL EQUITY
 (NUMBER OF SHARES)
Shares sold                                                          80,955         82,136         894,670       2,762,167
Shares redeemed                                                      (9,774)        (7,183)       (871,512)       (516,671)
                                                              -------------   -------------   ------------   -------------
Net increase in shares outstanding                                   71,181         74,953          23,158       2,245,496
                                                              =============   =============   ============   =============
JANUS SPECIAL EQUITY ($)
Shares sold                                                   $     775,731   $    658,713    $  8,597,937   $  22,246,913
Shares redeemed                                                     (91,778)       (49,789)     (8,290,332)     (3,948,635)
                                                              -------------   -------------   ------------   -------------
Net increase                                                  $     683,953   $    608,924    $    307,605   $  18,298,278
                                                              =============   =============   ============   =============

                                                                         CLASS A                        CLASS S
                                                              -----------------------------   ----------------------------
                                                               SIX MONTHS                      SIX MONTHS
                                                                  ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                  2004            2003            2004           2003
                                                                  ----            ----            ----           ----
JENNISON EQUITY OPPORTUNITIES
 (NUMBER OF SHARES)
Shares sold                                                          54,292        125,375         582,717       5,522,984
Shares issued as reinvestment of dividends                               --             50              --          21,292
Shares redeemed                                                      (8,547)        (4,886)     (2,658,379)     (8,286,549)
                                                              -------------   -------------   ------------   -------------
Net increase (decrease) in shares outstanding                        45,745        120,539      (2,075,662)     (2,742,273)
                                                              =============   =============   ============   =============
JENNISON EQUITY
 OPPORTUNITIES ($)
Shares sold                                                   $     730,163   $ 59,625,413    $  7,922,916   $   1,189,667
Shares issued as reinvestment of dividends                               --        274,235              --             647
Shares redeemed                                                    (113,565)   (87,500,371)    (35,398,644)        (59,010)
                                                              -------------   -------------   ------------   -------------
Net increase (decrease)                                       $     616,598   $(27,600,723)   $(27,475,728)  $   1,131,304
                                                              =============   =============   ============   =============

                                                                 CLASS A                CLASS I                CLASS S
                                                      -----------------------------   ------------   ----------------------------
                                                       SIX MONTHS                        MAY 6,       SIX MONTHS
                                                          ENDED        YEAR ENDED      2004(1) TO        ENDED        YEAR ENDED
                                                        JUNE 30,      DECEMBER 31,      JUNE 30,       JUNE 30,      DECEMBER 31,
                                                          2004            2003            2004           2004            2003
                                                          ----            ----            ----           ----            ----
JPMORGAN SMALL CAP EQUITY
 (NUMBER OF SHARES)
Shares sold                                                 604,889        986,552       3,372,578      2,936,751       5,100,362
Shares redeemed                                             (20,785)       (10,754)         (2,058)      (970,566)       (622,377)
                                                      -------------   -------------   ------------   -------------   ------------
Net increase in shares outstanding                          584,104        975,798       3,370,520      1,966,185       4,477,985
                                                      =============   =============   ============   =============   ============
JPMORGAN SMALL CAP
 EQUITY ($)
Shares sold                                           $   6,665,983   $  8,964,303    $ 38,973,354   $ 32,742,579    $ 46,812,770
Shares redeemed                                            (227,319)       (87,579)        (23,460)   (10,478,598)     (5,709,156)
                                                      -------------   -------------   ------------   -------------   ------------
Net increase                                          $   6,438,664   $  8,876,724    $ 38,949,894   $ 22,263,981    $ 41,103,614
                                                      =============   =============   ============   =============   ============

------------------

(1) Commencement of operations.

--------------------------------------------------------------------------------

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)


                                                                         CLASS A                        CLASS S
                                                              -----------------------------   ----------------------------
                                                               SIX MONTHS                      SIX MONTHS
                                                                  ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                  2004            2003            2004           2003
                                                                  ----            ----            ----           ----
JULIUS BAER FOREIGN
 (NUMBER OF SHARES)
Shares sold                                                         463,820        221,281      10,456,420       4,307,011
Shares issued as reinvestment of dividends                               --          9,396              --         134,875
Shares redeemed                                                      (4,662)        (6,737)       (551,510)     (1,975,687)
                                                              -------------   -------------   ------------   -------------
Net increase in shares outstanding                                  459,158        223,940       9,904,910       2,466,199
                                                              =============   =============   ============   =============
JULIUS BAER FOREIGN ($)
Shares sold                                                   $   4,895,343   $  2,026,465    $110,071,179   $  38,895,097
Shares issued as reinvestment of dividends                               --         94,618              --       1,356,844
Shares redeemed                                                     (49,043)       (62,506)     (5,895,354)    (17,207,873)
                                                              -------------   -------------   ------------   -------------
Net increase                                                  $   4,846,300   $  2,058,577    $104,175,825   $  23,044,068
                                                              =============   =============   ============   =============

                                                                 CLASS A         CLASS I        CLASS S
                                                              -------------   -------------   ------------
                                                               SIX MONTHS      SIX MONTHS      SIX MONTHS
                                                                  ENDED           ENDED          ENDED
                                                                JUNE 30,        JUNE 30,        JUNE 30,
                                                                  2004            2004            2004
                                                                  ----            ----            ----
LEGG MASON VALUE
 (NUMBER OF SHARES)
Shares sold                                                         178,215         16,787       2,699,572
Shares redeemed                                                    (135,575)           (63)     (1,410,871)
                                                              -------------   -------------   ------------
Net increase in shares outstanding                                   42,640         16,724       1,288,701
                                                              =============   =============   ============
LEGG MASON VALUE ($)
Shares sold                                                   $   1,586,807   $    151,145    $ 24,135,479
Shares redeemed                                                  (1,194,494)          (569)    (12,684,435)
                                                              -------------   -------------   ------------
Net increase                                                  $     392,313   $    150,576    $ 11,451,044
                                                              =============   =============   ============

                                                                         CLASS S
                                                              -----------------------------
                                                               SIX MONTHS
                                                                  ENDED        YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,
                                                                  2004            2003
                                                                  ----            ----
LIMITED MATURITY
 (NUMBER OF SHARES)
Shares sold                                                       1,333,218      11,274,280
Shares issued as reinvestment of dividends                               --         481,696
Shares redeemed                                                 (10,682,636)    (16,062,174)
                                                              -------------   -------------
Net increase (decrease) in shares outstanding                    (9,349,418)     (4,306,198)
                                                              =============   =============
LIMITED MATURITY ($)
Shares sold                                                   $  15,603,546   $ 130,247,651
Shares issued as reinvestment of dividends                               --       5,606,943
Shares redeemed                                                (124,886,742)   (186,890,102)
                                                              -------------   -------------
Net increase (decrease)                                       $(109,283,196)  $ (51,035,508)
                                                              =============   =============

--------------------------------------------------------------------------------

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)


                                                                 CLASS A                CLASS I                CLASS S
                                                      -----------------------------   ------------   ----------------------------
                                                       SIX MONTHS                      SIX MONTHS     SIX MONTHS
                                                          ENDED        YEAR ENDED        ENDED           ENDED        YEAR ENDED
                                                        JUNE 30,      DECEMBER 31,      JUNE 30,       JUNE 30,      DECEMBER 31,
                                                          2004            2003            2004           2004            2003
                                                          ----            ----            ----           ----            ----
LIQUID ASSETS
 (NUMBER OF SHARES)
Shares sold                                              11,847,413     16,870,684     158,489,577    696,341,899      16,870,684
Shares issued as reinvestment of dividends                   16,104         27,567             159      2,589,829          27,567
Shares redeemed                                          (6,579,732)   (13,472,790)     (5,117,402)  (643,333,904)    (13,472,790)
                                                      -------------   -------------   ------------   -------------   ------------
Net increase in shares outstanding                        5,283,785      3,425,461     153,372,334     55,597,824       3,425,461
                                                      =============   =============   ============   =============   ============
LIQUID ASSETS ($)
Shares sold                                           $  11,847,413   $ 16,870,684    $158,489,577   $696,341,899    $ 16,870,684
Shares issued as reinvestment of dividends                   16,104         27,567             159      2,589,829          27,567
Shares redeemed                                          (6,579,732)   (13,471,297)     (5,117,402)  (643,333,904)    (13,471,297)
                                                      -------------   -------------   ------------   -------------   ------------
Net increase                                          $   5,283,785   $  3,426,954    $153,372,334   $ 55,597,824    $  3,426,954
                                                      =============   =============   ============   =============   ============

                                              CLASS A                        CLASS I                        CLASS R
                                   -----------------------------   ----------------------------   ----------------------------
                                    SIX MONTHS                      SIX MONTHS       MAY 2,        SIX MONTHS
                                       ENDED        YEAR ENDED        ENDED        2003(1) TO        ENDED
                                     JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                       2004            2003            2004           2003            2004          2003(1)
                                       ----            ----            ----           ----            ----          -------
MARSICO GROWTH
 (NUMBER OF SHARES)
Shares sold                              237,053        639,769         112,940        196,418         62,770           2,741
Shares redeemed                          (28,273)        (8,122)        (40,901)       (47,239)        (6,188)             --
                                   -------------   -------------   ------------   -------------   ------------   -------------
Net increase (decrease) in shares
 outstanding                             208,780        631,647          72,039        149,179         56,582           2,741
                                   =============   =============   ============   =============   ============   =============
MARSICO GROWTH ($)
Shares sold                        $   3,061,956   $  7,279,427    $  1,465,036   $  2,417,535    $   811,037    $     35,406
Shares redeemed                         (365,930)       (98,874)       (526,324)      (598,181)       (80,362)             --
                                   -------------   -------------   ------------   -------------   ------------   -------------
Net increase (decrease)            $   2,696,026   $  7,180,553    $    938,712   $  1,819,354    $   730,675    $     35,406
                                   =============   =============   ============   =============   ============   =============

                                             CLASS S
                                   ----------------------------
                                    SIX MONTHS
                                      ENDED        YEAR ENDED
                                     JUNE 30,     DECEMBER 31,
                                       2004           2003
                                       ----           ----
MARSICO GROWTH
 (NUMBER OF SHARES)
Shares sold                          1,807,697       13,747,487
Shares redeemed                     (3,111,574)     (11,628,642)
                                   ------------   -------------
Net increase (decrease) in shares
 outstanding                        (1,303,877)       2,118,845
                                   ============   =============
MARSICO GROWTH ($)
Shares sold                        $23,450,946    $ 155,579,394
Shares redeemed                    (40,044,447)    (123,631,373)
                                   ------------   -------------
Net increase (decrease)            $(16,593,501)  $  31,948,021
                                   ============   =============

                                                                 CLASS A                CLASS I                CLASS S
                                                      -----------------------------   ------------   ----------------------------
                                                       SIX MONTHS                      SIX MONTHS     SIX MONTHS
                                                          ENDED        YEAR ENDED        ENDED           ENDED        YEAR ENDED
                                                        JUNE 30,      DECEMBER 31,      JUNE 30,       JUNE 30,      DECEMBER 31,
                                                          2004            2003            2004           2004            2003
                                                          ----            ----            ----           ----            ----
MERCURY FOCUS VALUE
 (NUMBER OF SHARES)
Shares sold                                                  68,715         70,808       4,578,805        885,018       1,848,847
Shares issued as reinvestment of dividends                       --            661              --             --          23,149
Shares redeemed                                              (6,905)        (4,939)           (712)      (333,459)       (346,272)
                                                      -------------   -------------   ------------   -------------   ------------
Net increase in shares outstanding                           61,810         66,530       4,578,093        551,559       1,525,724
                                                      =============   =============   ============   =============   ============
MERCURY FOCUS VALUE ($)
Shares sold                                           $     775,605   $    684,267    $ 52,607,869   $ 10,058,581    $ 18,054,031
Shares issued as reinvestment of dividends                       --          7,134              --             --         250,471
Shares redeemed                                             (78,824)       (48,447)         (8,163)    (3,755,159)     (3,300,975)
                                                      -------------   -------------   ------------   -------------   ------------
Net increase                                          $     696,781   $    642,954    $ 52,599,706   $  6,303,422    $ 15,003,527
                                                      =============   =============   ============   =============   ============

------------------

(1) Commencement of operations.

--------------------------------------------------------------------------------

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)


                                                                 CLASS A                CLASS R                CLASS S
                                                      -----------------------------   ------------   ----------------------------
                                                       SIX MONTHS                      SIX MONTHS     SIX MONTHS
                                                          ENDED        YEAR ENDED        ENDED           ENDED        YEAR ENDED
                                                        JUNE 30,      DECEMBER 31,      JUNE 30,       JUNE 30,      DECEMBER 31,
                                                          2004            2003            2004           2004            2003
                                                          ----            ----            ----           ----            ----
MERCURY FUNDAMENTAL GROWTH
 (NUMBER OF SHARES)
Shares sold                                                  67,682         75,037           7,753        425,704       1,086,048
Shares redeemed                                              (3,738)        (5,694)             (1)      (386,290)       (260,318)
                                                      -------------   -------------   ------------   -------------   ------------
Net increase in shares outstanding                           63,944         69,343           7,752         39,414         825,730
                                                      =============   =============   ============   =============   ============
MERCURY FUNDAMENTAL
 GROWTH ($)
Shares sold                                           $     701,206   $  9,610,252    $     78,849   $  4,381,464    $    579,718
Shares redeemed                                             (37,428)    (2,275,393)            (10)    (3,952,637)        (51,616)
                                                      -------------   -------------   ------------   -------------   ------------
Net increase                                          $     663,778   $  7,334,859    $     78,839   $    428,827    $    528,102
                                                      =============   =============   ============   =============   ============

                                                 CLASS A                        CLASS I                        CLASS S
                                      -----------------------------   ----------------------------   ----------------------------
                                       SIX MONTHS                      SIX MONTHS       MAY 2,        SIX MONTHS
                                          ENDED        YEAR ENDED        ENDED        2003(1) TO        ENDED        YEAR ENDED
                                        JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                          2004            2003            2004           2003            2004           2003
                                          ----            ----            ----           ----            ----           ----
MFS MID CAP GROWTH
 (NUMBER OF SHARES)
Shares sold                                 304,522        902,680         159,604        488,329      2,777,062       31,370,222
Shares redeemed                             (53,259)       (26,017)       (115,096)      (152,970)    (5,783,616)     (29,740,165)
                                      -------------   -------------   ------------   -------------   ------------   -------------
Net increase (decrease) in shares
 outstanding                                251,263        876,663          44,508        335,359     (3,006,554)       1,630,057
                                      =============   =============   ============   =============   ============   =============
MFS MID CAP GROWTH ($)
Shares sold                           $   3,257,083   $  4,995,233    $  1,708,081   $  4,211,290    $30,001,828    $ 259,281,201
Shares redeemed                            (562,370)      (213,303)     (1,213,841)    (1,405,853)   (61,398,707)    (237,951,406)
                                      -------------   -------------   ------------   -------------   ------------   -------------
Net increase (decrease)               $   2,694,713   $  4,781,930    $    494,240   $  2,805,437    $(31,396,879)  $  21,329,795
                                      =============   =============   ============   =============   ============   =============

                                                 CLASS A                        CLASS I                        CLASS S
                                      -----------------------------   ----------------------------   ----------------------------
                                       SIX MONTHS                      SIX MONTHS       MAY 2,        SIX MONTHS
                                          ENDED        YEAR ENDED        ENDED        2003(1) TO        ENDED        YEAR ENDED
                                        JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                          2004            2003            2004           2003            2004           2003
                                          ----            ----            ----           ----            ----           ----
MFS RESEARCH
 (NUMBER OF SHARES)
Shares sold                                  21,974        113,629           2,707          7,146        471,184        9,020,181
Shares issued as reinvestment of
 dividends                                       --            167              --             23             --           84,132
Shares redeemed                             (14,294)       (10,874)         (1,496)          (218)    (3,453,055)     (12,858,407)
                                      -------------   -------------   ------------   -------------   ------------   -------------
Net increase (decrease) in shares
 outstanding                                  7,680        102,922           1,211          6,951     (2,981,871)      (3,754,094)
                                      =============   =============   ============   =============   ============   =============
MFS RESEARCH ($)
Shares sold                           $     335,495   $  1,493,154    $     41,493   $     93,190    $ 7,239,015    $ 111,460,965
Shares issued as reinvestment of
 dividends                                       --          2,443              --            331             --        1,227,490
Shares redeemed                            (221,760)      (144,419)        (22,988)        (2,926)   (53,016,141)    (159,981,750)
                                      -------------   -------------   ------------   -------------   ------------   -------------
Net increase (decrease)               $     113,735   $  1,351,178    $     18,505   $     90,595    $(45,777,126)  $ (47,293,295)
                                      =============   =============   ============   =============   ============   =============

------------------

(1) Commencement of operations.

--------------------------------------------------------------------------------

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                              CLASS A                        CLASS I                        CLASS R
                                   -----------------------------   ----------------------------   ----------------------------
                                    SIX MONTHS                      SIX MONTHS       MAY 2,        SIX MONTHS    DECEMBER 16,
                                       ENDED        YEAR ENDED        ENDED        2003(1) TO        ENDED        2003(1) TO
                                     JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                       2004            2003            2004           2003            2004           2003
                                       ----            ----            ----           ----            ----           ----
MFS TOTAL RETURN
 (NUMBER OF SHARES)
Shares sold                              525,370      1,015,956          94,507        142,884        120,914              48
Shares issued as reinvestment of
 dividends                                    --          4,203              --            773             --              --
Shares redeemed                          (20,308)       (35,502)        (15,159)        (9,890)       (19,266)             --
                                   -------------   -------------   ------------   -------------   ------------   -------------
Net increase in shares
 outstanding                             505,062        984,657          79,348        133,767        101,648              48
                                   =============   =============   ============   =============   ============   =============
MFS TOTAL RETURN ($)
Shares sold                        $   9,152,991   $ 15,970,301    $  1,656,036   $  2,269,533    $ 2,115,321    $        821
Shares issued as reinvestment of
 dividends                                    --         71,275              --         13,130             --               5
Shares redeemed                         (353,578)      (554,638)       (265,839)      (158,910)      (336,706)            (17)
                                   -------------   -------------   ------------   -------------   ------------   -------------
Net increase                       $   8,799,413   $ 15,486,938    $  1,390,197   $  2,123,753    $ 1,778,615    $        809
                                   =============   =============   ============   =============   ============   =============

                                             CLASS S
                                   ----------------------------
                                    SIX MONTHS
                                      ENDED        YEAR ENDED
                                     JUNE 30,     DECEMBER 31,
                                       2004           2003
                                       ----           ----
MFS TOTAL RETURN
 (NUMBER OF SHARES)
Shares sold                          3,731,365       14,161,715
Shares issued as reinvestment of
 dividends                                  --          359,575
Shares redeemed                     (2,791,271)      (6,750,738)
                                   ------------   -------------
Net increase in shares
 outstanding                           940,094        7,770,552
                                   ============   =============
MFS TOTAL RETURN ($)
Shares sold                        $65,385,337    $ 226,486,147
Shares issued as reinvestment of
 dividends                                  --        6,109,182
Shares redeemed                    (48,783,385)    (107,085,835)
                                   ------------   -------------
Net increase                       $16,601,952    $ 125,509,494
                                   ============   =============

                                                                         CLASS A                        CLASS S
                                                              -----------------------------   ----------------------------
                                                               SIX MONTHS                      SIX MONTHS
                                                                  ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                  2004            2003            2004           2003
                                                                  ----            ----            ----           ----
PIMCO CORE BOND
 (NUMBER OF SHARES)
Shares sold                                                         592,657      1,583,552       8,824,311      19,739,765
Shares issued as reinvestment of dividends                               --         23,007              --         776,975
Shares redeemed                                                    (182,173)      (169,925)     (4,862,082)    (13,651,199)
                                                              -------------   -------------   ------------   -------------
Net increase in shares outstanding                                  410,484      1,436,634       3,962,229       6,865,541
                                                              =============   =============   ============   =============
PIMCO CORE BOND ($)
Shares sold                                                   $   6,404,110   $ 16,831,239    $ 95,794,155   $ 208,951,769
Shares issued as reinvestment of dividends                               --        246,632              --       8,329,177
Shares redeemed                                                  (1,948,919)    (1,801,771)    (52,428,288)   (145,727,004)
                                                              -------------   -------------   ------------   -------------
Net increase                                                  $   4,455,191   $ 15,276,100    $ 43,365,867   $  71,553,942
                                                              =============   =============   ============   =============

                                                                 CLASS A         CLASS S
                                                              -------------   -------------
                                                                 MAY 3,          MAY 3,
                                                               2004(1) TO      2004(1) TO
                                                                JUNE 30,        JUNE 30,
                                                                  2004            2004
                                                                  ----            ----
PIMCO HIGH YIELD
 (NUMBER OF SHARES)
Shares sold                                                               1       9,666,517
Shares issued as reinvestment of dividends                               --         262,428
Shares redeemed                                                          --      (5,217,616)
                                                              -------------   -------------
Net increase in shares outstanding                                        1       4,711,329
                                                              =============   =============
PIMCO HIGH YIELD ($)
Shares sold                                                   $          10   $ 635,670,457
Shares issued as reinvestment of dividends                               --       2,579,666
Shares redeemed                                                          --     (51,049,797)
                                                              -------------   -------------
Net increase                                                  $          10   $ 587,200,326
                                                              =============   =============

------------------

(1) Commencement of operations.

--------------------------------------------------------------------------------

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)


                                                                         CLASS A                        CLASS S
                                                              -----------------------------   ----------------------------
                                                               SIX MONTHS                      SIX MONTHS
                                                                  ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                  2004            2003            2004           2003
                                                                  ----            ----            ----           ----
SALOMON BROTHERS ALL CAP
 (NUMBER OF SHARES)
Shares sold                                                         296,411        497,900       4,096,485      10,767,051
Shares issued as reinvestment of dividends                               --             30              --          16,774
Shares redeemed                                                      (3,603)        (3,488)     (3,116,123)     (4,136,609)
                                                              -------------   -------------   ------------   -------------
Net increase in shares outstanding                                  292,808        494,442         980,362       6,647,216
                                                              =============   =============   ============   =============
SALOMON BROTHERS ALL CAP ($)
Shares sold                                                   $   3,626,126   $  5,071,607    $ 50,070,127   $ 109,188,819
Shares issued as reinvestment of dividends                               --            344              --         194,579
Shares redeemed                                                     (42,741)       (26,805)    (37,568,870)    (39,924,617)
                                                              -------------   -------------   ------------   -------------
Net increase                                                  $   3,583,385   $  5,045,146    $ 12,501,257   $  69,458,781
                                                              =============   =============   ============   =============

                                                 CLASS A                        CLASS I                        CLASS S
                                      -----------------------------   ----------------------------   ----------------------------
                                       SIX MONTHS                      SIX MONTHS      JUNE 24,       SIX MONTHS
                                          ENDED        YEAR ENDED        ENDED        2003(1) TO        ENDED        YEAR ENDED
                                        JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                          2004            2003            2004           2003            2004           2003
                                          ----            ----            ----           ----            ----           ----
SALOMON BROTHERS INVESTORS
 (NUMBER OF SHARES)
Shares sold                                  39,602         61,182          93,678         24,684      2,236,589        2,874,592
Shares issued as reinvestment of
 dividends                                       --             73              --             54             --           20,510
Shares redeemed                              (5,543)        (2,993)        (15,762)          (917)      (719,644)      (1,426,634)
                                      -------------   -------------   ------------   -------------   ------------   -------------
Net increase in shares outstanding           34,059         58,262          77,916         23,821      1,516,945        1,468,468
                                      =============   =============   ============   =============   ============   =============
SALOMON BROTHERS INVESTORS ($)
Shares sold                           $     427,172   $    555,727    $  1,029,661   $    236,357    $23,995,740    $  25,999,499
Shares issued as reinvestment of
 dividends                                       --            750              --            557             --          210,641
Shares redeemed                             (59,635)       (27,367)       (172,080)        (9,054)    (7,704,366)     (11,740,802)
                                      -------------   -------------   ------------   -------------   ------------   -------------
Net increase                          $     367,537   $    529,110    $    857,581   $    227,860    $16,291,374    $  14,469,338
                                      =============   =============   ============   =============   ============   =============

                                         CLASS I
                                      -------------
                                         MAY 3,
                                       2004(1) TO
                                        JUNE 30,
                                          2004
                                          ----
STOCK INDEX
 (NUMBER OF SHARES)
Shares sold                              35,238,072
Shares redeemed                            (539,976)
                                      -------------
Net increase in shares outstanding       34,698,096
                                      =============
STOCK INDEX ($)
Shares sold                           $ 361,534,840
Shares redeemed                          (5,534,826)
                                      -------------
Net increase                          $ 356,000,014
                                      =============

------------------

(1) Commencement of operations.

--------------------------------------------------------------------------------

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                              CLASS A                        CLASS I                        CLASS R
                                   -----------------------------   ----------------------------   ----------------------------
                                    SIX MONTHS                      SIX MONTHS       MAY 2,        SIX MONTHS    DECEMBER 16,
                                       ENDED        YEAR ENDED        ENDED        2003(1) TO        ENDED        2003(1) TO
                                     JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                       2004            2003            2004           2003            2004           2003
                                       ----            ----            ----           ----            ----           ----
T. ROWE PRICE CAPITAL APPRECIATION
 (NUMBER OF SHARES)
Shares sold                              651,292        912,208         403,757      2,198,817        140,905           2,000
Shares issued as reinvestment of
 dividends                                    --          3,489              --          9,088             --              10
Shares redeemed                           (6,260)       (26,061)        (75,721)      (584,797)        (7,546)            (29)
                                   -------------   -------------   ------------   -------------   ------------   -------------
Net increase in shares
 outstanding                             645,032        889,636         328,036      1,623,108        133,359           1,981
                                   =============   =============   ============   =============   ============   =============
T. ROWE PRICE CAPITAL
 APPRECIATION ($)
Shares sold                        $  14,186,107   $ 16,914,007    $  8,834,392   $ 39,702,012    $ 3,057,201    $     41,479
Shares issued as reinvestment of
 dividends                                    --         73,158              --        190,489             --             195
Shares redeemed                         (135,423)      (441,243)     (1,655,018)   (10,626,505)      (163,776)           (584)
                                   -------------   -------------   ------------   -------------   ------------   -------------
Net increase                       $  14,050,684   $ 16,545,922    $  7,179,374   $ 29,265,996    $ 2,893,425    $     41,090
                                   =============   =============   ============   =============   ============   =============

                                             CLASS S
                                   ----------------------------
                                    SIX MONTHS
                                      ENDED        YEAR ENDED
                                     JUNE 30,     DECEMBER 31,
                                       2004           2003
                                       ----           ----
T. ROWE PRICE CAPITAL APPRECIATIO
 (NUMBER OF SHARES)
Shares sold                          5,904,065       12,001,181
Shares issued as reinvestment of
 dividends                                  --          281,774
Shares redeemed                     (1,546,895)      (4,189,212)
                                   ------------   -------------
Net increase in shares
 outstanding                         4,357,170        8,093,743
                                   ============   =============
T. ROWE PRICE CAPITAL
 APPRECIATION ($)
Shares sold                        $128,919,894   $ 223,107,170
Shares issued as reinvestment of
 dividends                                  --        5,908,800
Shares redeemed                    (33,644,392)     (73,006,418)
                                   ------------   -------------
Net increase                       $95,275,502    $ 156,009,552
                                   ============   =============

                                                             CLASS A                        CLASS I                CLASS R
                                                  -----------------------------   ----------------------------   ------------
                                                   SIX MONTHS                      SIX MONTHS       MAY 2,        SIX MONTHS
                                                      ENDED        YEAR ENDED        ENDED        2003(1) TO        ENDED
                                                    JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,
                                                      2004            2003            2004           2003            2004
                                                      ----            ----            ----           ----            ----
T. ROWE PRICE EQUITY INCOME
 (NUMBER OF SHARES)
Shares sold                                             538,113        933,839         211,260        242,047        110,043
Shares issued as reinvestment of dividends                   --          3,029              --          1,026             --
Shares redeemed                                         (64,333)       (65,923)        (34,799)       (15,323)        (7,941)
                                                  -------------   -------------   ------------   -------------   ------------
Net increase in shares outstanding                      473,780        870,945         176,461        227,750        102,102
                                                  =============   =============   ============   =============   ============
T. ROWE PRICE EQUITY
 INCOME ($)
Shares sold                                       $   6,649,988   $  9,796,326    $  2,619,831   $  2,656,306    $ 1,368,591
Shares issued as reinvestment of dividends                   --         35,867              --         12,162             --
Shares redeemed                                        (793,945)      (610,318)       (426,376)      (172,722)      (100,124)
                                                  -------------   -------------   ------------   -------------   ------------
Net increase                                      $   5,856,043   $  9,221,875    $  2,193,455   $  2,495,746    $ 1,268,467
                                                  =============   =============   ============   =============   ============

                                                            CLASS S
                                                  ----------------------------
                                                   SIX MONTHS
                                                      ENDED        YEAR ENDED
                                                    JUNE 30,      DECEMBER 31,
                                                      2004            2003
                                                      ----            ----
T. ROWE PRICE EQUITY INCOME
 (NUMBER OF SHARES)
Shares sold                                         12,278,337      14,570,800
Shares issued as reinvestment of dividends                  --         202,914
Shares redeemed                                       (718,577)     (3,479,103)
                                                  -------------   ------------
Net increase in shares outstanding                  11,559,760      11,294,611
                                                  =============   ============
T. ROWE PRICE EQUITY
 INCOME ($)
Shares sold                                       $151,981,850    $155,358,196
Shares issued as reinvestment of dividends                  --       2,404,535
Shares redeemed                                     (8,855,811)    (33,601,858)
                                                  -------------   ------------
Net increase                                      $143,126,039    $124,160,873
                                                  =============   ============

                                                                         CLASS A                        CLASS S
                                                              -----------------------------   ----------------------------
                                                               SIX MONTHS        JUNE 3,       SIX MONTHS
                                                                  ENDED        2003(1) TO        ENDED        YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                  2004            2003            2004           2003
                                                                  ----            ----            ----           ----
UBS U.S. BALANCE
 (NUMBER OF SHARES)
Shares sold                                                         110,509        111,980       1,886,966       2,282,524
Shares issued as reinvestment of dividends                               --             24              --             918
Shares redeemed                                                      (5,284)          (741)       (102,440)       (808,507)
                                                              -------------   -------------   ------------   -------------
Net increase in shares outstanding                                  105,225        111,263       1,784,526       1,474,935
                                                              =============   =============   ============   =============
UBS U.S. BALANCE ($)
Shares sold                                                   $     967,545   $    916,890    $ 16,547,125   $  18,445,084
Shares issued as reinvestment of dividends                               --            208              --           7,829
Shares redeemed                                                     (47,018)        (5,943)       (895,792)     (6,014,245)
                                                              -------------   -------------   ------------   -------------
Net increase                                                  $     920,527   $    911,155    $ 15,651,333   $  12,438,668
                                                              =============   =============   ============   =============

------------------

(1) Commencement of operations.

--------------------------------------------------------------------------------

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)


                                                                 CLASS A                CLASS I                CLASS S
                                                      -----------------------------   ------------   ----------------------------
                                                       SIX MONTHS                      SIX MONTHS     SIX MONTHS
                                                          ENDED        YEAR ENDED        ENDED          ENDED        YEAR ENDED
                                                        JUNE 30,      DECEMBER 31,      JUNE 30,       JUNE 30,     DECEMBER 31,
                                                          2004            2003            2004           2004           2003
                                                          ----            ----            ----           ----           ----
VAN KAMPEN EQUITY GROWTH
 (NUMBER OF SHARES)
Shares sold                                                 232,706        557,426      4,424,620         737,532       2,591,225
Shares issued as reinvestment of dividends                       --          6,486             --              --          32,982
Shares redeemed                                             (51,273)       (12,185)        (2,138)        (88,774)       (339,991)
                                                      -------------   -------------   ------------   ------------   -------------
Net increase in shares outstanding                          181,433        551,727      4,422,482         648,758       2,284,216
                                                      =============   =============   ============   ============   =============
VAN KAMPEN EQUITY GROWTH ($)
Shares sold                                           $   2,262,880   $  4,865,280    $43,537,996    $  7,230,231   $  22,454,909
Shares issued as reinvestment of dividends                       --         61,549             --              --         312,343
Shares redeemed                                            (503,495)       (52,835)       (21,000)       (865,349)     (2,817,499)
                                                      -------------   -------------   ------------   ------------   -------------
Net increase                                          $   1,759,385   $  4,873,994    $43,516,996    $  6,364,882   $  19,949,753
                                                      =============   =============   ============   ============   =============

                                                                         CLASS A                        CLASS S
                                                              -----------------------------   ----------------------------
                                                               SIX MONTHS                      SIX MONTHS
                                                                  ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                  2004            2003            2004           2003
                                                                  ----            ----            ----           ----
VAN KAMPEN GLOBAL FRANCHISE
 (NUMBER OF SHARES)
Shares sold                                                         745,937      1,237,282       2,651,055       4,303,926
Shares issued as reinvestment of dividends                               --          6,343              --          28,216
Shares redeemed                                                     (27,951)       (24,203)       (481,451)     (1,290,382)
                                                              -------------   -------------   ------------   -------------
Net increase in shares outstanding                                  717,986      1,219,422       2,169,604       3,041,760
                                                              =============   =============   ============   =============
VAN KAMPEN GLOBAL
 FRANCHISE ($)
Shares sold                                                   $   8,607,100   $ 11,711,241    $ 30,664,510   $  40,978,884
Shares issued as reinvestment of dividends                               --         69,061              --         307,548
Shares redeemed                                                    (324,807)      (232,673)     (5,579,660)    (12,512,521)
                                                              -------------   -------------   ------------   -------------
Net increase                                                  $   8,282,293   $ 11,547,629    $ 25,084,850   $  28,773,911
                                                              =============   =============   ============   =============

                                                                 CLASS A                CLASS R                CLASS S
                                                      -----------------------------   ------------   ----------------------------
                                                       SIX MONTHS                      SIX MONTHS     SIX MONTHS
                                                          ENDED        YEAR ENDED        ENDED           ENDED        YEAR ENDED
                                                        JUNE 30,      DECEMBER 31,      JUNE 30,       JUNE 30,      DECEMBER 31,
                                                          2004            2003            2004           2004            2003
                                                          ----            ----            ----           ----            ----
VAN KAMPEN GROWTH & INCOME
 (NUMBER OF SHARES)
Shares sold                                                 482,810      1,094,554          12,535        636,862       3,401,296
Shares issued as reinvestment of dividends                       --          1,962              --             --          80,511
Shares redeemed                                             (51,177)       (59,420)           (422)    (1,410,099)     (3,727,930)
                                                      -------------   -------------   ------------   -------------   ------------
Net increase (decrease) in shares outstanding               431,633      1,037,096          12,113       (773,237)       (246,123)
                                                      =============   =============   ============   =============   ============
VAN KAMPEN GROWTH &
 INCOME ($)
Shares sold                                           $  10,808,546   $ 20,578,873    $    282,616   $ 14,364,919    $ 64,167,081
Shares issued as reinvestment of dividends                       --         42,172              --             --       1,730,982
Shares redeemed                                          (1,146,451)    (1,053,701)         (9,354)   (31,463,427)    (66,227,562)
                                                      -------------   -------------   ------------   -------------   ------------
Net increase (decrease)                               $   9,662,095   $ 19,567,344    $    273,262   $(17,098,508)   $   (329,499)
                                                      =============   =============   ============   =============   ============

--------------------------------------------------------------------------------

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)


                                                 CLASS A                        CLASS I                        CLASS S
                                      -----------------------------   ----------------------------   ----------------------------
                                       SIX MONTHS                      SIX MONTHS       MAY 19,       SIX MONTHS
                                          ENDED        YEAR ENDED        ENDED        2003(1) TO        ENDED        YEAR ENDED
                                        JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                          2004            2003            2004           2003            2004           2003
                                          ----            ----            ----           ----            ----           ----
VAN KAMPEN REAL ESTATE
 (NUMBER OF SHARES)
Shares sold                                 148,524        285,721          55,024         30,229      2,472,527        6,355,518
Shares issued as reinvestment of
 dividends                                       --          2,123              --            207             --          126,820
Shares redeemed                              (2,934)        (1,981)        (18,064)        (4,368)    (1,740,402)      (2,793,937)
                                      -------------   -------------   ------------   -------------   ------------   -------------
Net increase in shares outstanding          145,590        285,863          36,960         26,068        732,125        3,688,401
                                      =============   =============   ============   =============   ============   =============
VAN KAMPEN REAL ESTATE ($)
Shares sold                           $   3,162,566   $  5,026,761    $  1,187,478   $    576,665    $53,597,740    $ 110,991,479
Shares issued as reinvestment of
 dividends                                       --         43,056              --          4,196             --        2,569,360
Shares redeemed                             (61,995)       (35,652)       (398,638)       (82,733)   (35,866,807)     (45,243,078)
                                      -------------   -------------   ------------   -------------   ------------   -------------
Net increase                          $   3,100,571   $  5,034,165    $    788,840   $    498,128    $17,730,933    $  68,317,761
                                      =============   =============   ============   =============   ============   =============

------------------

(1) Commencement of operations.

--------------------------------------------------------------------------------

NOTE 9 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios' Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% (10% for Money Market) of the Portfolios' net assets, at market value, at time of purchase.

                                                                     SHARES/        INITIAL                                 PERCENT
                                                                    PRINCIPAL     ACQUISITION                               OF NET
PORTFOLIO                                SECURITY                     AMOUNT         DATE          COST          VALUE      ASSETS
---------                                --------                  ------------   -----------   -----------   -----------   -------
Capital Guardian Managed
  Global                  Royal Bank of Scotland Group PLC              106,200    07/18/01     $ 2,510,216   $ 3,058,387     0.8%
                          SMFG Finance Ltd.                          78,000,000    02/26/03         594,073     1,720,982     0.5%
                                                                                                -----------   -----------    ----
                                                                                                $ 3,104,289   $ 4,779,369     1.3%
                                                                                                ===========   ===========    ====
Janus Special Equity      Ames Department Stores, Inc.                   25,000    10/04/00     $    11,111   $        --     0.0%
                          Ballarpur Industries Ltd. GDR                  74,559    11/13/03         616,603       499,493     0.9%
                          Reliance Industries Ltd.                       90,821    06/05/03       1,351,673     1,832,768     3.2%
                                                                                                -----------   -----------    ----
                                                                                                $ 1,979,387   $ 2,332,260     4.1%
                                                                                                ===========   ===========    ====
Julius Baer Foreign       Centrenergo ADR                                   419    12/17/03     $     4,961   $     7,918     0.0%
                                                                                                ===========   ===========    ====
Liquid Assets             Goldman Sachs Group, Inc., 1.280%, due
                          10/27/04                                    7,500,000    01/28/04     $ 7,500,000   $ 7,500,000     0.8%
                          Goldman Sachs Group, Inc., 1.180%, due
                          07/12/04                                    8,300,000    01/13/04       8,300,000     8,300,000     0.8%
                          Money Market Trust Series A, 1.645%,
                          due 07/08/05                               23,000,000    03/12/03      23,000,000    23,000,000     2.3%
                          Newcastle CDO I Ltd., 1.321%, due
                          09/24/38                                    9,500,000    10/23/03       9,500,000     9,500,000     1.0%
                                                                                                -----------   -----------    ----
                                                                                                $48,300,000   $48,300,000     4.9%
                                                                                                ===========   ===========    ====
PIMCO Core Bond           Albertsons, 0.680%, due 12/20/08              300,000    10/15/03     $        --   $     1,295     0.0%
                          Carnival, 0.480%, due 12/20/08                100,000    10/15/03              --         1,034     0.0%
                          Clearchannel, 0.610%, due 12/20/08            300,000    10/15/03              --         1,561     0.0%
                          Clearchannel, 0.670%, due 12/20/08            900,000    10/15/03              --         2,308     0.0%
                          Credit Suisse First Boston Mortgage
                          Securities Corp.                              578,082    09/24/02         578,082       656,261     0.1%
                          Emerson, 0.210%, due 12/20/08               1,100,000    09/24/03              --         1,966     0.0%
                          Federated, 0.410%, due 12/20/08               300,000    10/15/03              --         1,176     0.0%
                          FedEx, 0.290%, due 12/20/08                 1,100,000    09/24/03              --         4,818     0.0%
                          Financial Asset Securities Corp. AAA
                          Trust                                         587,196    06/16/03         587,196     1,174,783     0.2%
                          Home Depot, 0.120%, due 12/20/08            1,500,000    09/24/03              --         2,018     0.0%
                          Ingersoll, 0.320%, due 12/20/08               800,000    09/24/03              --           355     0.0%
                          Interest Rate Swap
                          Receive a fixed rate equal to 0.000%
                          And pay a floating rate based on the
                          1-month USD-LIBOR
                          Counterparty: Morgan Stanley Dean
                          Witter
                          Expires 09/30/04                            1,700,000    03/24/06              --            --     0.0%
                          Interest Rate Swap
                          Receive a fixed rate equal to 4.000%
                          And pay a floating rate based on the
                          6-month Euro-LIBOR
                          Denominated in Euros
                          Counterparty: Merrill Lynch
                          Expires 03/15/07                            4,300,000    02/03/04          53,633       104,062     0.0%
                          Interest Rate Swap
                          Receive a fixed rate equal to 4.000%
                          And pay a floating rate based on the
                          6-month Euro-LIBOR
                          Denominated in Euros
                          Counterparty: Barclays Bank
                          Expires 03/15/07                            7,900,000    02/10/04         117,134       191,183     0.0%
                          Interest Rate Swap
                          Receive a fixed rate equal to 5.000%
                          And pay a floating rate based on the
                          3-month USD-LIBOR
                          Counterparty: Lehman Brothers
                          Expires 12/15/14                            2,600,000    05/26/04          96,850        67,283     0.0%

--------------------------------------------------------------------------------

NOTE 9 -- ILLIQUID SECURITIES (CONTINUED)


                                                                     SHARES/        INITIAL                                 PERCENT
                                                                    PRINCIPAL     ACQUISITION                               OF NET
PORTFOLIO                                SECURITY                     AMOUNT         DATE          COST          VALUE      ASSETS
---------                                --------                  ------------   -----------   -----------   -----------   -------
                          Interest Rate Swap
                          Receive a fixed rate equal to 5.250%
                          And pay a floating rate based on the
                          6-month GBP-LIBOR
                          Denominated in Great Britain Pounds
                          Counterparty: Morgan Stanley Dean
                          Witter
                          Expires 03/15/12                            3,600,000    12/07/02          17,571        21,739     0.0%
                          Interest Rate Swap
                          Receive a fixed rate equal to 4.500%
                          And pay a floating rate based on the
                          3-month SEK-LIBOR
                          Denominated in Swedish Krona
                          Counterparty: Merrill Lynch
                          Expires 06/17/05                          159,700,000    07/18/03          89,716       213,693     0.0%
                          Interest Rate Swap
                          Receive a fixed rate equal to 4.500%
                          And pay a floating rate based on the
                          3-month SEK-LIBOR
                          Denominated in Swedish Krona
                          Counterparty: JPMorgan Chase Bank
                          Expires 06/17/05                           76,300,000    06/18/03          57,533       133,269     0.0%
                          Interest Rate Swap
                          Receive a fixed rate equal to 5.000%
                          And pay a floating rate based on the
                          3-month USD-LIBOR
                          Counterparty: Merrill Lynch
                          Expires 06/17/24                            9,700,000    12/11/03         692,580        54,129     0.0%
                          Interest Rate Swap
                          Receive a fixed rate equal to 4.000%
                          And pay a floating rate based on the
                          3-month USD-LIBOR
                          Counterparty: Goldman Sachs
                          Expires 08/15/07                           33,700,000    08/06/03         829,290     1,585,976     0.3%
                          Lockheed, 0.440%, due 12/20/08                300,000    10/15/03              --           111     0.0%
                          Masco, 0.300%, due 12/20/08                   700,000    09/27/03              --         3,112     0.0%
                          Nomura Asset Acceptance Corp.                 224,270                     227,126       251,351     0.0%
                          Nextel Finance Term E                       2,489,994    03/17/04       2,511,647     2,528,485     0.4%
                          OTC ECAL 3 Month Libor, 5.750%
                          SWP30@50.75 LSI                               500,000    04/28/04          25,850        19,906     0.0%
                          OTC EPUT 3 Month Libor, 6.250%
                          SWP30@60.25 LSI                               500,000    04/28/04          35,750        32,609     0.0%
                          Radioshack, 0.350%, due 12/20/08              700,000    09/27/03              --         1,506     0.0%
                          TRW, INC. 0.290%, due 12/20/08                100,000    10/15/04              --           602     0.0%
                          United Airlines, Inc.                         250,000    12/27/01         183,715       129,916     0.0%
                          Wal-Mart, 0.140%, due 12/20/08              2,300,000    09/24/03              --         1,029     0.0%
                          Wal-Mart, 0.140%, due 12/20/08                200,000    09/24/03              --            89     0.0%
                          Walt Disney, 0.530%, due 12/20/08             300,000    09/30/03              --         2,224     0.0%
                          Walt Disney, 0.670%, due 12/20/08             900,000    09/30/03              --         1,121     0.0%
                          Whirlpool, 0.290%, due 12/20/08               700,000    09/24/03              --         1,511     0.0%
                                                                                                -----------   -----------    ----
                                                                                                $ 6,103,673   $ 7,192,481     1.1%
                                                                                                ===========   ===========    ====
PIMCO High Yield          Allegheny Energy Supply Co., LLC,
                          5.350%, due 06/08/11                        3,200,000    04/30/04     $ 3,225,393   $ 3,257,427     0.6%
                          AmeriGas Partners LP/AmeriGas Eagle
                          Finance Corp., 8.830%, due 04/19/10           450,000    04/30/04         485,206       484,020     0.1%
                          Bombardier Capital, Inc., 8.000%, due
                          05/15/06                                      900,000    04/30/04         932,249       934,875     0.2%
                          Brenntag AG, 7.090%, due 03/30/07           2,000,000    04/30/04       2,149,180     2,015,506     0.4%
                          Centennial Communications Corp.,
                          3.881%, due 02/27/12                        2,000,000    04/30/04       2,026,932     2,029,376     0.4%
                          Centennial Communications Corp.,
                          4.338%, due 01/20/11                           66,667    04/30/04          66,825        66,958    10.0%
                          Centennial Communications Corp.,
                          4.050%, due 01/20/11                           62,667    04/30/04          62,814        62,941     0.2%
                          Centennial Communications Corp.,
                          3.910%, due 01/20/11                          866,667    04/30/04         868,711       870,458     0.0%

--------------------------------------------------------------------------------

NOTE 9 -- ILLIQUID SECURITIES (CONTINUED)


                                                                     SHARES/        INITIAL                                 PERCENT
                                                                    PRINCIPAL     ACQUISITION                               OF NET
PORTFOLIO                                SECURITY                     AMOUNT         DATE          COST          VALUE      ASSETS
---------                                --------                  ------------   -----------   -----------   -----------   -------
                          Charter Communications Corp., 3.910%,
                          due 02/09/11                                  600,000    04/30/04         601,412       602,625     0.0%
                          Commonwealth Brands, Inc., 4.420%, due
                          04/26/11                                    1,100,000    04/30/04       1,097,481     1,097,021     0.2%
                          Continental Airlines, Inc., 10.625%,
                          due 09/01/08                                1,650,000    04/30/04       1,803,983     1,773,750     0.3%
                          DirecTV Group, 6.920%, due 04/02/13         1,918,856    04/30/04       1,899,668     1,892,808     0.3%
                          DirecTV Group, 3.450%, due 03/06/10           500,000    04/30/04         508,587       507,500     0.1%
                          Ferrellgas Partners LP/Ferrellgas
                          Partners Finance, 3.350%, due 03/06/10        500,000    04/30/04         508,589       507,500     0.1%
                          Hollinger Participation Trust, 8.780%,
                          due 08/01/07                                2,500,000    04/30/04       2,667,166     2,689,784     0.5%
                          Inmarsat Ventures PLC, 2.500%, due
                          11/15/10                                      750,000    04/30/04         873,179       877,500     0.2%
                          Inmarsat Ventures PLC, 4.111%, due
                          10/10/10                                      900,000    04/30/04         910,143       910,125     0.2%
                          Invensys PLC, 4.611%, due 10/10/11            900,000    04/30/04         910,181       910,125     0.2%
                          Invensys PLC, 5.861%, due 09/05/09          1,600,000    04/30/04       1,613,577     1,642,000     0.1%
                          K2, Inc., 4.611%, due 09/05/09                600,000    04/30/04         602,182       607,125     0.3%
                          NRG Energy, Inc., 7.375%, due 07/01/14        250,000    04/30/04         250,000       255,625     0.0%
                          NRG Energy, Inc., 5.486%, due 12/23/10        400,000    04/30/04         412,535       413,098     0.1%
                          Qwest Communications Intl., 5.559%,
                          due 06/23/10                                  597,651    04/30/04         616,345       617,221     0.1%
                          Qwest Communications Intl., 6.500%,
                          due 06/30/07                                1,600,000    04/30/04       1,665,172     1,665,200     0.3%
                                                                                                -----------   -----------    ----
                                                                                                $26,757,510   $26,690,569    14.5%
                                                                                                ===========   ===========    ====
T. Rowe Price Capital
  Appreciation            Gap, Inc., 5.750%, due 03/15/09             2,950,000    02/28/02     $ 3,093,791   $ 4,602,000     0.3%
                          Lowe's Cos, Inc., 0.810%, due 02/16/21      1,550,000    02/12/01       1,025,477     1,354,313     0.1%
                          Roche Holdings, Inc., 2.940%, due
                          07/25/21                                   36,750,000    07/13/01      19,913,129    22,417,500     1.3%
                          Tyco Intl. Group SA, 2.750, due
                          01/15/18                                    4,400,000    01/07/03       4,400,000     6,633,000     0.4%
                          Tyco Intl. Group SA, 3.125, due
                          01/15/23                                    2,200,000    01/07/03       2,200,000     3,572,250     0.2%
                                                                                                -----------   -----------    ----
                                                                                                $30,632,397   $38,579,063     2.3%
                                                                                                ===========   ===========    ====

NOTE 10 -- SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolios of Investments. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At June 30, 2004, the

--------------------------------------------------------------------------------

NOTE 10 -- SECURITIES LENDING (CONTINUED)

Portfolios had securities on loan with the following market values:

                                      VALUE OF
                                     SECURITIES
                        VALUE OF      PURCHASED     VALUE OF     TOTAL VALUE
                       SECURITIES     WITH CASH     NON-CASH         OF
                         LOANED      COLLATERAL    COLLATERAL*   COLLATERAL
                       -----------   -----------   -----------   -----------
AIM Mid Cap Growth      64,547,264    66,390,179           --     66,390,179
Alliance Mid Cap
 Growth                152,119,300   158,964,064           --    158,964,064
Capital Guardian
 Large Cap Value       171,265,186   175,019,360           --    175,019,360
Capital Guardian
 Managed Global         44,796,303    45,821,997           --     45,821,997
Capital Guardian
 Small Cap             153,205,702   153,308,267           --    153,308,267
Developing World         9,755,404     9,988,396           --      9,988,396
Eagle Asset Value
 Equity                 12,866,742    13,157,809           --     13,157,809
FMR(SM) Diversified
 Mid Cap                42,605,461    43,311,837           --     43,311,837
International            7,240,999    13,090,866           --     13,090,866
Jennison Equity
 Opportunity            76,170,471    77,895,781           --     77,895,781
Julius Baer Foreign     23,591,471    24,051,598           --     24,051,598
JPMorgan Small Cap
 Equity                    615,913       632,466           --        632,466
Legg Mason Value        11,294,878    11,729,999           --     11,729,999
Limited Maturity Bond  119,774,121   119,654,633    2,357,237    122,011,870
Liquid Assets           20,387,740    21,037,537   12,538,890     33,576,427
Marsico Growth         172,074,118   173,605,210           --    173,605,210
MFS Mid Cap Growth     210,535,852   216,070,604           --    216,070,604
MFS Research           163,279,019   166,012,872           --    166,012,872
MFS Total Return       362,309,293   365,798,080    4,524,111    370,322,191
PIMCO Core Bond        108,814,822   110,546,448           --    110,546,448
Salomon Brothers All
 Cap                   104,041,240   107,276,990           --    107,276,990
Salomon Brothers
 Investors              37,012,279    38,050,602           --     38,050,602
T. Rowe Price Capital
 Appreciation          349,304,790   355,662,514           --    355,662,514
T. Rowe Price Equity
 Income                143,981,811   147,720,171           --    147,720,171
UBS U.S. Balanced       17,500,019    17,960,238           --     17,960,238
Van Kampen Growth and
 Income                139,468,348   142,256,159           --    142,256,159
Van Kampen Real
 Estate                 54,390,392    55,420,056           --     55,420,056

------------------

* Various U.S. Government and Treasury Obligations, 0.000% -- 7.500%, 11/15/06 -- 6/20/34.

NOTE 11 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These "book/tax" differences are either considered temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

    SIX MONTHS ENDED        ORDINARY      LONG-TERM     TAX RETURN
      JUNE 30, 2004          INCOME     CAPITAL GAINS   OF CAPITAL
    ----------------       ----------   -------------   ----------
Liquid Assets              $2,664,842    $       --      $     --
PIMCO High Yield            5,648,682            --            --

The tax composition of dividends and distributions to shareholders was as follows:

       YEAR ENDED           ORDINARY      LONG-TERM     TAX RETURN
    DECEMBER 31, 2003        INCOME     CAPITAL GAINS   OF CAPITAL
    -----------------      ----------   -------------   ----------
Capital Guardian Large
  Cap Value                $  226,442    $       --      $     --
Capital Guardian Small
  Cap                         723,059            --            --
Developing World              185,685            --            --
Eagle Asset Value Equity      438,296            --            --
FMR Diversified Mid Cap         1,642            --            --
Hard Assets                   401,796            --            --
International                 403,144            --            --
Jennison Equity
  Opportunities               274,882            --            --
Julius Baer Foreign         1,451,461            --            --
Legg Mason Value               58,414            --            --
Limited Maturity            5,282,481       324,462            --
Liquid Assets               7,439,139            --            --
Mercury Focus Value           245,031        12,574            --
MFS Research                1,230,264            --            --
MFS Total Return            6,193,592            --            --
PIMCO Core Bond             6,857,229     1,718,580            --
Salomon Brothers All Cap      194,923            --            --
Salomon Brothers
  Investors                   211,948            --            --
T. Rowe Price Capital
  Appreciation              4,513,741     1,658,901            --
T. Rowe Price Equity
  Income                    1,841,364       611,200            --
UBS U.S. Balanced               8,037            --            --
Van Kampen Equity Growth      373,892            --            --
Van Kampen Global
  Franchise                        --        10,699       365,910
Van Kampen Growth &
  Income                    1,773,154            --            --
Van Kampen Real Estate        864,947     1,751,665            --

--------------------------------------------------------------------------------

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2003 were as follows:

                                                      UNDISTRIBUTED     UNREALIZED        POST-
                                     UNDISTRIBUTED      LONG-TERM     APPRECIATION/      OCTOBER       CAPITAL LOSS    EXPIRATION
                                    ORDINARY INCOME   CAPITAL GAINS   (DEPRECIATION)      LOSSES      CARRYFORWARDS      DATES
                                    ---------------   -------------   --------------   ------------   --------------   ----------
AIM Mid Cap Growth                    $        --     $         --     $ 23,747,245    $        --    $ (94,009,279)      2009
                                                                                                        (52,948,338)      2010
                                                                                                      --------------
                                                                                                       (146,957,617)
                                                                                                      ==============
Alliance Mid Cap Growth                        --               --       85,861,898             --      (85,510,522)      2009
                                                                                                        (39,628,692)      2010
                                                                                                      --------------
                                                                                                       (125,139,214)
                                                                                                      ==============
Capital Guardian Large Cap Value        1,195,314               --       77,676,208     (1,870,653)      (1,483,131)      2009
                                                                                                         (7,568,461)      2010
                                                                                                        (20,577,038)      2011
                                                                                                      --------------
                                                                                                        (29,628,630)
                                                                                                      ==============
Capital Guardian Managed Global         1,776,911               --       50,607,720     (1,141,754)     (12,734,557)      2009
                                                                                                        (24,022,136)      2010
                                                                                                        (24,365,509)      2011
                                                                                                      --------------
                                                                                                        (61,122,202)
                                                                                                      ==============
Capital Guardian Small Cap              1,076,573               --       42,414,351             --     (110,543,626)      2009
                                                                                                        (37,767,529)      2010
                                                                                                        (57,927,604)      2011
                                                                                                      --------------
                                                                                                       (206,238,759)
                                                                                                      ==============
Developing World                          537,609               --       17,854,011             --       (7,404,638)      2006
                                                                                                         (1,923,834)      2008
                                                                                                        (17,836,279)      2009
                                                                                                         (4,202,315)      2010
                                                                                                      --------------
                                                                                                        (31,367,066)
                                                                                                      ==============
Eagle Asset Value Equity                2,013,144               --       30,796,080             --       (1,891,213)      2010
                                                                                                        (30,216,829)      2011
                                                                                                      --------------
                                                                                                        (32,108,042)
                                                                                                      ==============
FMR Diversified Mid Cap                   281,423               --       24,310,750             --         (143,532)      2008
                                                                                                         (1,895,632)      2009
                                                                                                         (3,610,363)      2010
                                                                                                           (477,976)      2011
                                                                                                      --------------
                                                                                                         (6,127,503)
                                                                                                      ==============
Goldman Sachs Internet Tollkeeper              --               --        7,461,371             --          (25,764)      2009
                                                                                                         (1,991,891)      2010
                                                                                                      --------------
                                                                                                         (2,017,655)
                                                                                                      ==============
Hard Assets                             1,686,447               --       36,334,122        (44,050)      (4,658,152)      2006
                                                                                                           (986,485)      2007
                                                                                                         (1,395,577)      2008
                                                                                                         (4,330,530)      2009
                                                                                                         (2,567,796)      2010
                                                                                                      --------------
                                                                                                        (13,938,540)
                                                                                                      ==============
International                           1,840,911               --       32,825,204        (50,233)     (13,701,009)      2010
                                                                                                         (1,104,586)      2011
                                                                                                      --------------
                                                                                                        (14,805,595)
                                                                                                      ==============
Janus Special Equity                           --               --       10,225,814       (448,969)      (1,702,509)      2009
                                                                                                         (3,728,551)      2010
                                                                                                      --------------
                                                                                                         (5,431,060)
                                                                                                      ==============
Jennison Equity Opportunities             951,265               --       48,584,237         (8,247)     (23,188,040)      2009
                                                                                                       (158,334,080)      2010
                                                                                                      --------------
                                                                                                       (181,522,120)
                                                                                                      ==============
JPMorgan Small Cap Equity                      --          230,366       11,199,095             --               --         --
Julius Baer Foreign                       221,467               --        4,109,380       (107,660)              --         --

--------------------------------------------------------------------------------

                                                      UNDISTRIBUTED     UNREALIZED        POST-
                                     UNDISTRIBUTED      LONG-TERM     APPRECIATION/      OCTOBER       CAPITAL LOSS    EXPIRATION
                                    ORDINARY INCOME   CAPITAL GAINS   (DEPRECIATION)      LOSSES      CARRYFORWARDS      DATES
                                    ---------------   -------------   --------------   ------------   --------------   ----------
Legg Mason Value                      $   436,678               --     $ 29,239,955    $(1,272,622)   $        (380)      2008
                                                                                                         (2,240,377)      2009
                                                                                                        (13,856,778)      2010
                                                                                                         (4,126,050)      2011
                                                                                                      --------------
                                                                                                        (20,223,585)
                                                                                                      ==============
Limited Maturity                       21,729,731     $  2,074,002       11,753,777             --               --         --
Liquid Assets                                  --               --               --             --             (180)      2011
Marsico Growth                                 --               --      179,297,197       (708,703)    (412,672,966)      2009
                                                                                                       (367,059,276)      2010
                                                                                                       (110,597,085)      2011
                                                                                                      --------------
                                                                                                       (890,329,327)
                                                                                                      ==============
Mercury Focus Value                       332,934          126,118        3,130,563             --               --         --
Mercury Fundamental Growth                 64,350           36,153        1,879,723             --               --         --
MFS Mid Cap Growth                             --               --      129,412,467             --     (111,079,687)      2009
                                                                                                       (951,742,685)      2010
                                                                                                      --------------
                                                                                                      (1,062,822,372)
                                                                                                      ==============
MFS Research                            4,997,652               --       49,798,545             --     (164,297,908)      2009
                                                                                                       (181,337,961)      2010
                                                                                                         (6,207,803)      2011
                                                                                                      --------------
                                                                                                       (351,843,672)
                                                                                                      ==============
MFS Total Return                       27,312,816               --      106,828,914             --      (27,532,252)      2010
                                                                                                         (1,201,542)      2011
                                                                                                      --------------
                                                                                                        (28,733,794)
                                                                                                      ==============
PIMCO Core Bond                        19,909,960        1,184,522        8,836,836     (1,534,225)              --         --
Salomon Brothers All Cap                  933,566               --       54,961,400        (10,353)     (35,103,870)      2010
                                                                                                         (7,479,981)      2011
                                                                                                      --------------
                                                                                                        (42,583,851)
                                                                                                      ==============
Salomon Brothers Investors              1,315,148               --       13,588,628             --       (1,093,173)      2009
                                                                                                         (5,073,930)      2010
                                                                                                         (9,116,483)      2011
                                                                                                      --------------
                                                                                                        (15,283,586)
                                                                                                      ==============
T. Rowe Price Capital Appreciation     21,679,204       11,363,461      261,091,157             --               --         --
T. Rowe Price Equity Income            10,957,048        2,317,657       27,973,721             --               --         --
UBS U.S. Balanced                         710,805               --        5,650,364             --          (11,212)      2008
                                                                                                           (624,905)      2009
                                                                                                         (4,248,105)      2010
                                                                                                         (3,951,331)      2011
                                                                                                      --------------
                                                                                                         (8,835,553)
                                                                                                      ==============
Van Kampen Equity Growth                  377,238           55,823        2,825,790             --               --         --
Van Kampen Global Franchise                    --               --       12,124,454             --               --         --
Van Kampen Growth and Income            8,073,642               --      103,825,302             --      (56,347,351)      2009
                                                                                                         (7,257,980)      2010
                                                                                                      --------------
                                                                                                        (63,605,331)
                                                                                                      ==============
Van Kampen Real Estate                  8,791,852        3,134,777       61,849,042             --               --         --

NOTE 12 -- SUBSEQUENT EVENTS

On July 1, 2004, Aeltus Investment Management, Inc. underwent a name change to ING Investment Management Co.

Subsequent to June 30, 2004, the ING Goldman Sachs Internet Tollkeeper Portfolio and the ING Mercury Fundamental Growth Portfolio changed their names to ING Goldman Sachs Tollkeeper Portfolio and ING Mercury Large Cap Growth Portfolio, respectively.

--------------------------------------------------------------------------------

NOTE 12 -- SUBSEQUENT EVENTS (CONTINUED)

Dividends. Subsequent to June 30, 2004, the following Portfolios declared dividends from net investment income of:

                             PER
                            SHARE        PAYABLE
                           AMOUNT          DATE          RECORD DATE
                           -------    --------------    -------------
Liquid Assets
Class A                    $0.0004    July 1, 2004      June 30, 2004
Class I                    $0.0006    July 1, 2004      June 30, 2004
Class S                    $0.0005    July 1, 2004      June 30, 2004
Class A                    $0.0004    August 2, 2004    July 31, 2004
Class I                    $0.0007    August 2, 2004    July 31, 2004
Class S                    $0.0005    August 2, 2004    July 31, 2004
PIMCO High Yield
Class S                    $0.0499    July 1, 2004      June 30, 2004
Class S                    $0.0473    August 2, 2004    July 31, 2004

NOTE 13 -- OTHER INFORMATION

As with many financial services companies, DSI and affiliates of DSI (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds. ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

                                                        PORTFOLIO OF INVESTMENTS
ING AIM MID CAP GROWTH PORTFOLIO                 as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                               Value
----------------------------------------------------------------
COMMON STOCK: 94.1%
                    ADVERTISING: 1.4%
     30,000   @,L   Getty Images, Inc.              $  1,800,000
     22,000         Omnicom Group                      1,669,580
                                                    ------------
                                                       3,469,580
                                                    ------------
                    AEROSPACE/DEFENSE: 0.8%
     29,000    @    L-3 Communications Holdings,
                      Inc.                             1,937,200
                                                    ------------
                                                       1,937,200
                                                    ------------
                    AIRLINES: 0.3%
     22,000   @,L   JetBlue Airways Corp.                646,360
                                                    ------------
                                                         646,360
                                                    ------------
                    AUTO PARTS AND EQUIPMENT: 0.6%
     37,000    @@   Autoliv, Inc.                      1,561,400
                                                    ------------
                                                       1,561,400
                                                    ------------
                    BANKS: 1.7%
     53,000    L    Investors Financial Services
                      Corp.                            2,309,740
    101,000    @@   W Holding Co., Inc.                1,734,170
                                                    ------------
                                                       4,043,910
                                                    ------------
                    BIOTECHNOLOGY: 1.5%
     32,000   @,L   Invitrogen Corp.                   2,303,680
     23,000    @    Martek Biosciences Corp.           1,291,910
                                                    ------------
                                                       3,595,590
                                                    ------------
                    BUILDING MATERIALS: 1.0%
     79,000         Masco Corp.                        2,463,220
                                                    ------------
                                                       2,463,220
                                                    ------------
                    COMMERCIAL SERVICES: 5.4%
     32,000   @,L   Alliance Data Systems Corp.        1,352,000
     41,000   @,L   Career Education Corp.             1,867,960
     27,000    @    Corporate Executive Board Co.      1,560,330
     53,000    @    ITT Educational Services, Inc.     2,015,060
     42,000         Manpower, Inc.                     2,132,340
     47,000         McKesson Corp.                     1,613,510
     48,000   @,L   Robert Half Intl., Inc.            1,428,960
     11,000    @    University of Phoenix Online         963,490
                                                    ------------
                                                      12,933,650
                                                    ------------
                    COMPUTERS: 2.7%
     38,000   @,L   Affiliated Computer Services,
                      Inc.                             2,011,720
     77,000    @    Cognizant Technology Solutions
                      Corp.                            1,956,570
     36,000    @@   Research In Motion Ltd.            2,463,840
                                                    ------------
                                                       6,432,130
                                                    ------------
                    DISTRIBUTION/WHOLESALE: 0.6%
     24,000         CDW Corp.                          1,530,240
                                                    ------------
                                                       1,530,240
                                                    ------------
                    DIVERSIFIED FINANCIAL SERVICES: 2.6%
     62,000   @@,L  Doral Financial Corp.              2,139,000
     41,000   @,L   First Marblehead Corp.             1,650,660
     27,000         Legg Mason, Inc.                   2,457,270
                                                    ------------
                                                       6,246,930
                                                    ------------
                    ELECTRONICS: 3.8%
    105,000    @    Agilent Technologies, Inc.         3,074,400
    106,000   @@,L  AU Optronics Corp.                 1,730,920
     90,000   @,@@, Celestica Inc.                     1,795,500
               L

  Shares                                               Value
----------------------------------------------------------------
     21,000   @,L   Fisher Scientific Intl.         $  1,212,750
     74,000   @,L   Vishay Intertechnology, Inc.       1,374,920
                                                    ------------
                                                       9,188,490
                                                    ------------
                    ENTERTAINMENT: 0.8%
     48,000         International Game Technology      1,852,800
                                                    ------------
                                                       1,852,800
                                                    ------------
                    HEALTHCARE -- PRODUCTS: 1.1%
     37,000    @    Biomet, Inc.                       1,644,280
     47,000    @    Steris Corp.                       1,060,320
                                                    ------------
                                                       2,704,600
                                                    ------------
                    HEALTHCARE -- SERVICES: 4.1%
     20,000         Aetna, Inc.                        1,700,000
     63,000   @,L   Anthem, Inc.                       5,642,280
     98,000   @,L   Community Health Systems, Inc.     2,623,460
                                                    ------------
                                                       9,965,740
                                                    ------------
                    HOME BUILDERS: 0.6%
     31,000    L    Centex Corp.                       1,418,250
                                                    ------------
                                                       1,418,250
                                                    ------------
                    HOUSEHOLD PRODUCTS/WARES: 0.5%
     19,000    L    Avery Dennison Corp.               1,216,190
                                                    ------------
                                                       1,216,190
                                                    ------------
                    INSURANCE: 2.7%
     55,000   @,@@  Assured Guaranty Ltd.                932,250
     20,000    @@   Everest Re Group Ltd.              1,607,200
     19,000         MGIC Investment Corp.              1,441,340
     69,000    @@   Willis Group Holdings Ltd.         2,584,050
                                                    ------------
                                                       6,564,840
                                                    ------------
                    INTERNET: 6.1%
     57,000   @,L   Monster Worldwide, Inc.            1,466,040
     73,000   @,L   NetFlix, Inc.                      2,624,350
     93,000   @,@@, Sina Corp.                         3,068,070
               L
     19,000    @    Symantec Corp.                       831,820
    378,000   @,L   United Online, Inc.                6,656,580
                                                    ------------
                                                      14,646,860
                                                    ------------
                    LEISURE TIME: 0.7%
     42,000         Brunswick Corp.                    1,713,600
                                                    ------------
                                                       1,713,600
                                                    ------------
                    LODGING: 0.7%
     16,000         Marriott Intl., Inc.                 798,080
     16,000         Station Casinos, Inc.                774,400
                                                    ------------
                                                       1,572,480
                                                    ------------
                    MEDIA: 1.1%
     81,000   @,L   Univision Communications, Inc.     2,586,330
                                                    ------------
                                                       2,586,330
                                                    ------------
                    MISCELLANEOUS MANUFACTURING: 1.6%
     42,000         Danaher Corp.                      2,177,700
     38,000         Dover Corp.                        1,599,800
                                                    ------------
                                                       3,777,500
                                                    ------------
                    OIL AND GAS: 1.8%
     89,000   @,L   Pride Intl., Inc.                  1,522,790
     42,000   @,L   Ultra Petroleum Corp.              1,567,860
     42,000         XTO Energy, Inc.                   1,251,180
                                                    ------------
                                                       4,341,830
                                                    ------------
                    OIL AND GAS SERVICES: 0.3%
     37,000   @,L   Varco Intl., Inc.                    809,930
                                                    ------------
                                                         809,930
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING AIM MID CAP GROWTH PORTFOLIO     as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

  Shares                                               Value
----------------------------------------------------------------
                    PHARMACEUTICALS: 8.9%
     30,000   @,L   American Pharmaceutical
                      Partners, Inc.                $    911,400
     63,000    @@   Angiotech Pharmaceuticals,
                      Inc.                             1,269,450
     58,000    @    Caremark Rx, Inc.                  1,910,520
     26,000   @,L   Cephalon, Inc.                     1,404,000
     27,000   @,L   Express Scripts, Inc.              2,139,210
     30,000    @    Gilead Sciences, Inc.              2,010,000
     14,000   @,L   ImClone Systems Inc.               1,201,060
     79,000    @    Kos Pharmaceuticals, Inc.          2,604,630
     34,000    @    Medicis Pharmaceutical             1,358,300
     42,000    @    NBTY, Inc.                         1,234,380
     19,000   @,L   Neurocrine Biosciences, Inc.         985,150
     10,000   @,L   OSI Pharmaceuticals, Inc.            704,400
     34,000   @,L   Sepracor, Inc.                     1,798,600
     42,000   @,@@, Taro Pharmaceuticals
               L      Industries                       1,827,000
                                                    ------------
                                                      21,358,100
                                                    ------------
                    RETAIL: 11.8%
     84,000    @    Bed Bath & Beyond, Inc.            3,229,800
     32,000         Best Buy Co., Inc.                 1,623,680
     27,000   @,L   Chico's FAS, Inc.                  1,219,320
     79,000    @    Dollar Tree Stores, Inc.           2,166,970
     58,000         Family Dollar Stores               1,764,360
    106,000    @    Kohl's Corp.                       4,481,680
     90,000   @,L   Krispy Kreme Doughnuts, Inc.       1,718,100
     29,000         MSC Industrial Direct Co.            952,360
     36,000         Nordstrom, Inc.                    1,533,960
     58,000    @    Pacific Sunwear of California      1,135,060
     53,000   @,L   Panera Bread Co.                   1,901,640
     80,000    @    Staples, Inc.                      2,344,800
     51,000         Tiffany & Co.                      1,879,350
     69,000   @,L   Williams-Sonoma, Inc.              2,274,240
                                                    ------------
                                                      28,225,320
                                                    ------------
                    SAVINGS AND LOANS: 0.7%
     85,000    L    New York Community Bancorp,
                      Inc.                             1,668,550
                                                    ------------
                                                       1,668,550
                                                    ------------
                    SEMICONDUCTORS: 8.2%
    121,000   @,L   AMIS Holdings, Inc.                2,047,320
     65,000   @,L   Emulex Corp.                         930,150
     68,000         Intersil Corp.                     1,472,880
     81,000   @,@@, Marvell Technology Group Ltd.      2,162,700
               L
    144,000    @    National Semiconductor Corp.       3,166,560
     69,000    @    Novellus Systems, Inc.             2,169,360
     42,000   @,L   Nvidia Corp.                         861,000
    160,000   @,L   Omnivision Technologies, Inc.      2,552,000
    155,000   @,L   ON Semiconductor Corp.               778,100
     69,000   @,L   Qlogic Corp.                       1,834,710
     78,000   @,L   Teradyne, Inc.                     1,770,600
                                                    ------------
                                                      19,745,380
                                                    ------------
                    SOFTWARE: 9.3%
     27,000         Adobe Systems, Inc.                1,255,500
     63,000    @    Citrix Systems, Inc.               1,282,680
     86,000         Computer Associates Intl.,
                      Inc.                             2,413,160
     97,000    @    Fiserv, Inc.                       3,772,330
     42,000    @    Intuit, Inc.                       1,620,360
    180,000    @    Novell, Inc.                       1,510,200
    116,000    @    Peoplesoft, Inc.                   2,146,000
     23,000   @,L   Pixar, Inc.                        1,598,730
     79,000   @,L   Red Hat, Inc.                      1,814,630
    148,000    @    Siebel Systems, Inc.               1,580,640
     25,000   @,L   Take-Two Interactive Software,
                      Inc.                               766,000
     96,000    @    Veritas Software Corp.             2,659,200
                                                    ------------
                                                      22,419,430
                                                    ------------

  Shares                                               Value
----------------------------------------------------------------
                    TELECOMMUNICATIONS: 8.3%
    158,000    @    Avaya, Inc.                     $  2,494,820
    116,000   @,L   Comverse Technology, Inc.          2,313,040
     53,000   @,L   Juniper Networks, Inc.             1,302,210
    101,000   @,L   Nextel Partners, Inc.              1,607,920
     90,000   @,L   NII Holdings, Inc.                 3,032,100
    249,000   @,L   Utstarcom, Inc.                    7,532,250
     17,000   @,@@, Vimpel-Communications ADR          1,639,650
               L
                                                    ------------
                                                      19,921,990
                                                    ------------
                    TOYS/GAMES/HOBBIES: 1.5%
     78,000         Hasbro, Inc.                       1,482,000
    111,000    @    Marvel Enterprises, Inc.           2,166,720
                                                    ------------
                                                       3,648,720
                                                    ------------
                    TRANSPORTATION: 0.9%
     94,000    @    Sirva, Inc.                        2,162,000
                                                    ------------
                                                       2,162,000
                                                    ------------
                    Total Common Stock
                      (Cost $215,897,087)            226,369,140
                                                    ------------
 Principal
  Amount                                               Value
----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 33.2%
                    FEDERAL HOME LOAN BANK: 5.6%
$13,500,000         1.250%, due 07/01/04            $ 13,499,531
                                                    ------------
                    Total Federal Home Loan Bank
                      (Cost $13,500,000)              13,499,531
                                                    ------------
                    SECURITY LENDING COLLATERAL(CC): 27.6%
  1,500,134         American Express Master Trust,
                      1.289%, due 06/15/05             1,500,134
    406,550         Americredit Auto Trust,
                      1.410%, due 10/06/05               406,550
  1,000,973         Arran Master Trust, 1.680%,
                      due 09/15/05                     1,000,973
  2,000,000         Bank One Issuance Trust,
                      1.289%, due 02/15/06             2,000,000
  1,000,000         Capital Auto Rec Asset Trust,
                      1.279%, due 04/15/05             1,000,000
    708,518         Capital Auto Rec Asset Trust,
                      1.289%, due 04/15/05               708,518
  1,500,090         Capital One Master Trust,
                      1.319%, due 04/15/05             1,500,090
    500,049         Carco Auto Loan Master Trust,
                      1.304%, due 11/15/04               500,049
  1,199,969         Chase Credit Card Master
                      Trust, 1.289%, due 06/15/05      1,199,969
    500,000         Daimler Chrysler Master Owner
                      Trust, 1.289%, due 05/16/05        500,000
  1,500,125         Daimler Chrysler Master Owner
                      Trust, 1.299%, due 05/16/05      1,500,125
  2,001,844         Discover Card Master Trust,
                      1.419%, due 03/15/05             2,001,844
  1,000,000         Distribution Financial Service
                      Floorplan Master Trust,
                      1.339%, due 04/17/06             1,000,000
  1,999,759         Fleet Commercial Line Master
                      LLC, 1.520%, due 08/16/05        1,999,759
    500,008         Ford Credit Master Trust,
                      1.329%, due 07/15/04               500,008
  1,500,000         Goldman Sachs Promissory Note,
                      1.700%, due 10/01/04             1,500,000
    500,868         MBNA Master Credit Card Trust,
                      1.389%, due 02/15/06               500,868
  1,500,000    @@   Mound Financing PLC, 1.320%,
                      due 02/08/06                     1,500,000

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING AIM MID CAP GROWTH PORTFOLIO     as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
                    SECURITY LENDING COLLATERAL(CC) (CONTINUED)
$   500,362         Superior Wholesale Inv
                      Financial Trust, 1.270%, due
                      04/15/05                      $    500,362
 45,070,930         The Bank of New York
                      Institutional Cash Reserves
                      Fund, 1.254%, due 07/01/04      45,070,930
                                                    ------------
                    Total Securities Lending
                      Collateral
                      (Cost $66,390,179)              66,390,179
                                                    ------------
                    Total Short-Term Investments
                      (Cost $79,890,179)              79,889,710
                                                    ------------

             TOTAL INVESTMENTS IN
               SECURITIES
               (COST $295,787,266)*         127.3%   $306,258,850
             OTHER ASSETS AND
               LIABILITIES-NET              (27.3)    (65,657,197)
                                            -----    ------------
             NET ASSETS                     100.0%   $240,601,653
                                            =====    ============

 @     Non-income producing security
 @@    Foreign issuer
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004
 cc    Security purchased with cash collateral for securities
       loaned
 *     Cost for federal income tax purposes is $297,902,532.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $18,354,879
      Gross Unrealized Depreciation                  (9,998,561)
                                                    -----------
      Net Unrealized Appreciation                   $ 8,356,318
                                                    ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING ALLIANCE MID CAP GROWTH PORTFOLIO            as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


   Shares                                               Value
-----------------------------------------------------------------
COMMON STOCK: 99.9%
                       AGRICULTURE: 1.2%
     183,510     L     Bunge Ltd.                   $   7,145,879
                                                    -------------
                                                        7,145,879
                                                    -------------
                       BIOTECHNOLOGY: 5.9%
     349,420    @,L    Affymetrix, Inc.                11,436,517
     625,675     @     Applera Corp. -- Celera
                         Genomics Group                 7,201,519
   1,086,150   @,@@,L  Compugen Ltd.                    5,104,905
     890,500    @,L    Human Genome Sciences, Inc.     10,356,515
           1     @     Millennium Pharmaceuticals,
                         Inc.                                  14
                                                    -------------
                                                       34,099,470
                                                    -------------
                       COAL: 1.1%
     221,520     L     Massey Energy Co.                6,249,079
                                                    -------------
                                                        6,249,079
                                                    -------------
                       COMMERCIAL SERVICES: 0.9%
      59,800    @,L    Apollo Group, Inc.               5,279,742
                                                    -------------
                                                        5,279,742
                                                    -------------
                       COMPUTERS: 5.8%
   1,189,650    @,L    Network Appliance, Inc.         25,613,164
     378,120    @,L    Sandisk Corp.                    8,201,423
                                                    -------------
                                                       33,814,587
                                                    -------------
                       DIVERSIFIED FINANCIAL SERVICES: 6.0%
   1,209,900    @,L    Ameritrade Holding Corp.        13,732,365
     603,100           Charles Schwab Corp.             5,795,791
      58,850     L     Chicago Mercantile Exchange
                         Holdings, Inc.                 8,496,175
     426,260           Janus Capital Group, Inc.        7,029,027
                                                    -------------
                                                       35,053,358
                                                    -------------
                       ELECTRONICS: 3.7%
     665,450     L     Applera Corp. -- Applied
                         Biosystems Group              14,473,538
     166,010    @,L    FEI Co.                          3,969,299
     130,150    @,L    Itron, Inc.                      2,985,641
                                                    -------------
                                                       21,428,478
                                                    -------------
                       FOOD: 1.1%
      69,725    @,L    Whole Foods Market, Inc.         6,655,251
                                                    -------------
                                                        6,655,251
                                                    -------------
                       HEALTHCARE -- PRODUCTS: 3.9%
   1,198,245     @     Cepheid, Inc.                   13,827,747
   1,163,960    @,L    Cerus Corp.                      2,793,504
     123,450           Kinetic Concepts, Inc.           6,160,155
                                                    -------------
                                                       22,781,406
                                                    -------------
                       HOME BUILDERS: 4.4%
     545,905           DR Horton, Inc.                 15,503,702
     228,090     L     Lennar Corp., Cl. A             10,200,185
                                                    -------------
                                                       25,703,887
                                                    -------------
                       INTERNET: 12.5%
     280,515    @,L    Amazon.Com, Inc.                15,260,016
   1,701,330    @,L    CNET Networks, Inc.             18,833,723
     998,000    @,L    Homestore, Inc.                  3,982,020
   2,293,910    @,L    Realnetworks, Inc.              15,690,344
     376,500     @     Shanda Interactive
                         Entertainment Ltd.             5,805,630
     386,840   @,@@,L  Sina Corp.                      12,761,852
                                                    -------------
                                                       72,333,585
                                                    -------------


   Shares                                               Value
-----------------------------------------------------------------
                       LODGING: 2.1%
     318,995    @,L    Wynn Resorts Ltd.            $  12,322,777
                                                    -------------
                                                       12,322,777
                                                    -------------
                       MEDIA: 1.7%
     365,585    @,L    XM Satellite Radio
                         Holdings, Inc.                 9,976,815
                                                    -------------
                                                        9,976,815
                                                    -------------
                       MISCELLANEOUS MANUFACTURING: 1.2%
     274,080           Pall Corp.                       7,178,155
                                                    -------------
                                                        7,178,155
                                                    -------------
                       OIL AND GAS: 4.4%
     373,390   @,@@,   Nabors Industries Ltd.          16,884,696
                 L
     174,465           Noble Energy, Inc.               8,897,715
                                                    -------------
                                                       25,782,411
                                                    -------------
                       OIL AND GAS SERVICES: 4.0%
     338,325     @     BJ Services Co.                 15,508,818
     272,130     @     FMC Technologies, Inc.           7,837,344
                                                    -------------
                                                       23,346,162
                                                    -------------
                       PHARMACEUTICALS: 2.1%
     179,510     @     Gilead Sciences, Inc.           12,027,170
                                                    -------------
                                                       12,027,170
                                                    -------------
                       PIPELINES: 1.4%
     245,440           Western Gas Resources, Inc.      7,971,891
                                                    -------------
                                                        7,971,891
                                                    -------------
                       RETAIL: 1.0%
     135,990     @     Starbucks Corp.                  5,912,845
                                                    -------------
                                                        5,912,845
                                                    -------------
                       SEMICONDUCTORS: 16.1%
     359,355     @     Broadcom Corp.                  16,807,033
     396,275     @     Kla-Tencor Corp.                19,568,060
   1,016,500    @,L    Micron Technology, Inc.         15,562,615
     641,270    @,L    Nvidia Corp.                    13,146,035
     483,846    @,L    Silicon Laboratories, Inc.      22,426,262
     216,680    @,L    Veeco Instruments, Inc.          5,592,511
                                                    -------------
                                                       93,102,516
                                                    -------------
                       SOFTWARE: 5.2%
      71,920           Autodesk, Inc.                   3,078,895
     185,177     @     Electronic Arts, Inc.           10,101,405
     930,935     @     Peoplesoft, Inc.                17,222,298
                                                    -------------
                                                       30,402,598
                                                    -------------
                       TELECOMMUNICATIONS: 14.2%
   2,394,555    @,L    3Com Corp.                      14,965,969
     959,365    @,L    Corning, Inc.                   12,529,307
   2,799,834    @,L    JDS Uniphase Corp.              10,611,371
   1,168,600    @,L    Juniper Networks, Inc.          28,712,502
   4,304,940    @,L    Level 3 Communications,
                         Inc.                          15,282,537
                                                    -------------
                                                       82,101,686
                                                    -------------
                       Total Common Stock
                         (Cost $522,593,175)          580,669,748
                                                    -------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING ALLIANCE MID CAP GROWTH PORTFOLIO            as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                               Value
-----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 27.3%
                       SECURITY LENDING COLLATERAL(CC): 27.3%
$  5,000,446           American Express Master
                         Trust, 1.289%, due
                         06/15/05                   $   5,000,446
   1,103,384           Americredit Auto Trust,
                         1.330%, due 10/06/05           1,103,384
     800,778           Arran Master Trust, 1.680%,
                         due 09/15/05                     800,778
   3,000,000           Bank One Issuance Trust,
                         1.289%, due 02/15/06           3,000,000
   4,500,269           Capital One Master Trust,
                         1.319%, due 04/15/05           4,500,269
   1,500,148           Carco Auto Loan Master
                         Trust, 1.304%, due
                         11/15/04                       1,500,148
   2,499,766           Chase Credit Card Master
                         Trust, 1.289%, due
                         06/15/05                       2,499,766
   1,000,000           Citibank CC Issuance Trust,
                         1.560%, due 09/15/05           1,000,000
   5,000,416           Daimler Chrysler Master
                         Owner Trust, 1.299%, due
                         05/16/05                       5,000,416
   5,004,531           Discover Card Master Trust,
                         1.419%, due 03/15/05           5,004,531
   1,999,759           Fleet Commercial Line
                         Master Trust, 1.520%, due
                         08/16/05                       1,999,759
   2,000,000           Fleet Commercial Line
                         Master Trust, 1.500%, due
                         08/16/05                       2,000,000
   3,500,066           Ford Credit Master Trust,
                         1.329%, due 07/15/04           3,500,066
   3,000,000           Goldman Sachs Promissory
                         Note, 1.700%, due
                         10/01/04                       3,000,000

 Principal
   Amount                                               Value
-----------------------------------------------------------------
   4,000,000           Household Prvt Label CC
                         Master Trust, 1.509%, due
                         11/15/05                   $   4,000,000
   3,000,000           MBNA CC Master Note Trust,
                         1.299%, due 11/15/05           3,000,000
   2,000,000     @@    Mound Financing PLC,
                         1.320%, due 02/08/06           2,000,000
 110,054,501           The Bank of New York
                         Institutional Cash
                         Reserves Fund, 1.254%,
                         due 07/01/04                 110,054,501
                                                    -------------
                       Total Securities Lending
                         Collateral
                         (Cost $158,964,064)          158,964,064
                                                    -------------
                       Total Short-Term
                         Investments
                         (Cost $158,964,064)          158,964,064
                                                    -------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $681,557,239)*          127.2%   $ 739,633,812
            OTHER ASSETS AND
              LIABILITIES-NET               (27.2)    (158,305,978)
                                            -----    -------------
            NET ASSETS                      100.0%   $ 581,327,834
                                            =====    =============

 @     Non-income producing security
 @@    Foreign issuer
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004.
 cc    Security purchased with cash collateral for securities
       loaned.
 *     Cost for federal income tax purposes is $703,890,658.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $ 61,152,392
      Gross Unrealized Depreciation                  (25,409,238)
                                                    ------------
      Net Unrealized Appreciation                   $ 35,743,154
                                                    ============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN LARGE CAP VALUE             as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


   Shares                                               Value
-----------------------------------------------------------------
COMMON STOCK: 98.0%
                       ADVERTISING: 0.2%
      16,000     L     Omnicom Group                $   1,214,240
                                                    -------------
                                                        1,214,240
                                                    -------------
                       AEROSPACE/DEFENSE: 1.9%
      28,000           Lockheed Martin Corp.            1,458,240
      67,000     L     Northrop Grumman Corp.           3,597,900
      15,200           Raytheon Co.                       543,704
      73,100           United Technologies Corp.        6,687,188
                                                    -------------
                                                       12,287,032
                                                    -------------
                       AGRICULTURE: 0.9%
     117,500           Altria Group, Inc.               5,880,875
                                                    -------------
                                                        5,880,875
                                                    -------------
                       AUTO MANUFACTURERS: 0.2%
      38,100    @,L    Navistar Intl. Corp.             1,476,756
                                                    -------------
                                                        1,476,756
                                                    -------------
                       BANKS: 4.1%
     208,000           Bank One Corp.                  10,608,000
      54,800           State Street Corp.               2,687,392
     242,600           Wells Fargo & Co.               13,883,998
                                                    -------------
                                                       27,179,390
                                                    -------------
                       BEVERAGES: 2.1%
     129,500           Anheuser-Busch Cos., Inc.        6,993,000
      67,400           Pepsi Bottling Group, Inc.       2,058,396
      82,100           PepsiCo, Inc.                    4,423,548
                                                    -------------
                                                       13,474,944
                                                    -------------
                       BIOTECHNOLOGY: 1.6%
     145,100     @     Amgen, Inc.                      7,918,107
      31,280    @,L    Biogen IDEC, Inc.                1,978,460
      49,800     @     Millennium Pharmaceuticals,
                         Inc.                             687,240
                                                    -------------
                                                       10,583,807
                                                    -------------
                       BUILDING MATERIALS: 1.4%
     224,400    @,L    American Standard Cos.,
                         Inc.                           9,045,564
                                                    -------------
                                                        9,045,564
                                                    -------------
                       CHEMICALS: 1.5%
      66,300           Air Products & Chemicals,
                         Inc.                           3,477,435
      28,200           Dow Chemical Co.                 1,147,740
     118,200           Du Pont EI de Nemours &
                         Co.                            5,250,444
                                                    -------------
                                                        9,875,619
                                                    -------------
                       COMMERCIAL SERVICES: 0.2%
      47,500    @,L    Robert Half Intl., Inc.          1,414,075
                                                    -------------
                                                        1,414,075
                                                    -------------
                       COMPUTERS: 3.2%
     139,400    @,L    Affiliated Computer
                         Services, Inc.                 7,379,836
      51,700    @,L    Apple Computer, Inc.             1,682,318
     109,800    @,L    Cadence Design Systems,
                         Inc.                           1,606,374
      60,533           Hewlett-Packard Co.              1,277,246
      35,900           International Business
                         Machines Corp.                 3,164,585
      19,500     @     Lexmark Intl., Inc.              1,882,335
      73,000   @,@@,L  Seagate Technology, Inc.         1,053,390
     730,200     @     Sun Microsystems, Inc.           3,169,068
                                                    -------------
                                                       21,215,152
                                                    -------------
                       COSMETICS/PERSONAL CARE: 1.2%
      32,000     L     Avon Products, Inc.              1,476,480
      32,900           Estee Lauder Cos., Inc.          1,604,862


   Shares                                               Value
-----------------------------------------------------------------
      29,900           Kimberly-Clark Corp.         $   1,969,812
      49,200           Procter & Gamble Co.             2,678,448
                                                    -------------
                                                        7,729,602
                                                    -------------
                       DIVERSIFIED FINANCIAL SERVICES: 5.3%
     108,400    @,L    AmeriCredit Corp.                2,117,052
     100,300           Fannie Mae                       7,157,408
      95,600           Freddie Mac                      6,051,480
      11,600           Goldman Sachs Group, Inc.        1,092,256
      81,100           JPMorgan Chase & Co.             3,144,247
     374,300           SLM Corp.                       15,140,435
                                                    -------------
                                                       34,702,878
                                                    -------------
                       ELECTRIC: 2.0%
     523,800     @     AES Corp.                        5,201,334
      38,700           American Electric Power
                         Co., Inc.                      1,238,400
     258,700     L     Duke Energy Corp.                5,249,023
      42,600           Pinnacle West Capital Corp.      1,720,614
                                                    -------------
                                                       13,409,371
                                                    -------------
                       ELECTRICAL COMPONENTS
                         AND EQUIPMENT: 0.4%
      38,600           Emerson Electric Co.             2,453,030
                                                    -------------
                                                        2,453,030
                                                    -------------
                       ELECTRONICS: 2.7%
     195,291     @     Agilent Technologies, Inc.       5,718,120
     299,000     L     Applera Corp. -- Applied
                         Biosystems Group               6,503,250
      74,600    @,L    Avnet, Inc.                      1,693,420
      72,000   @,@@,L  Flextronics Intl. Ltd.           1,148,400
      99,400    @,L    Jabil Circuit, Inc.              2,502,892
                                                    -------------
                                                       17,566,082
                                                    -------------
                       ENGINEERING
                         AND CONSTRUCTION: 1.0%
     132,800     L     Fluor Corp.                      6,330,576
                                                    -------------
                                                        6,330,576
                                                    -------------
                       FOOD: 2.2%
     136,800           Campbell Soup Co.                3,677,184
      37,400           HJ Heinz Co.                     1,466,080
     116,800     L     Kraft Foods, Inc.                3,700,224
      37,500           Sysco Corp.                      1,345,125
      65,800     @@    Unilever NV                      4,507,958
                                                    -------------
                                                       14,696,571
                                                    -------------
                       FOREST PRODUCTS AND PAPER: 0.8%
      80,800           Boise Cascade Corp.              3,041,312
      50,500           International Paper Co.          2,257,350
                                                    -------------
                                                        5,298,662
                                                    -------------
                       HEALTHCARE -- PRODUCTS: 1.2%
      49,800           Becton Dickinson & Co.           2,579,640
      73,274           Guidant Corp.                    4,094,551
      20,700           Medtronic, Inc.                  1,008,504
                                                    -------------
                                                        7,682,695
                                                    -------------
                       HEALTHCARE -- SERVICES: 2.5%
      14,000    @,L    Anthem, Inc.                     1,253,840
      33,000     L     HCA, Inc.                        1,372,470
      42,000     L     Health Management
                         Associates, Inc.                 941,640
     161,400    @,L    Lincare Holdings, Inc.           5,303,604
      36,600    @,L    Pacificare Health Systems        1,414,956
     210,600    @,L    Tenet Healthcare Corp.           2,824,146
      52,700    @,L    Triad Hospitals, Inc.            1,962,021
      11,700     @     WellPoint Health Networks        1,310,517
                                                    -------------
                                                       16,383,194
                                                    -------------
                       INSURANCE: 3.9%
      23,300           American Intl. Group             1,660,824
       8,500     @     Assurant, Inc.                     224,230
          90     @     Berkshire Hathaway, Inc.         8,005,500
      38,500           Chubb Corp.                      2,624,930

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN LARGE CAP VALUE             as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------


   Shares                                               Value
-----------------------------------------------------------------
                       INSURANCE (CONTINUED)
      18,200           Cigna Corp.                  $   1,252,342
      21,735           Cincinnati Financial Corp.         945,907
      10,100    @@,L   Everest Re Group Ltd.              811,636
      32,200           Hartford Financial Services
                         Group, Inc.                    2,213,428
      80,000           PMI Group, Inc.                  3,481,600
      54,500    @@,L   XL Capital Ltd.                  4,112,570
                                                    -------------
                                                       25,332,967
                                                    -------------
                       INTERNET: 4.0%
      85,100    @,L    Amazon.Com, Inc.                 4,629,440
     102,300    @,L    Checkfree Corp.                  3,069,000
      69,200    @,L    eBay, Inc.                       6,362,940
     149,900     L     InterActiveCorp.                 4,517,986
      89,000    @,L    Monster Worldwide, Inc.          2,289,080
      70,000     L     Network Associates, Inc.         1,269,100
     137,500    @,L    Verisign, Inc.                   2,736,250
      38,000     @     Yahoo!, Inc.                     1,380,540
                                                    -------------
                                                       26,254,336
                                                    -------------
                       LEISURE TIME: 0.9%
      77,700     L     Carnival Corp.                   3,651,900
      83,200    @,L    Sabre Holdings Corp.             2,305,472
                                                    -------------
                                                        5,957,372
                                                    -------------
                       LODGING: 0.2%
      32,900     L     Starwood Hotels & Resorts
                         Worldwide, Inc.                1,475,565
                                                    -------------
                                                        1,475,565
                                                    -------------
                       MEDIA: 3.6%
     179,782    @,L    Cablevision Systems Corp.        3,532,716
      53,000     @     Comcast Corp.                    1,485,590
     118,000    @,L    Cox Communications, Inc.         3,279,220
     149,742    @,L    DIRECTV Group, Inc.              2,560,588
       4,100     @     Entercom Communications
                         Corp.                            152,930
      16,800     L     Knight-Ridder, Inc.              1,209,600
         800    @,L    Radio One, Inc.                     12,808
      43,900     @@    Thomson Corp.                    1,468,894
     460,050    @,L    Time Warner, Inc.                8,087,680
      43,800           Viacom, Inc.                     1,564,536
      15,800           Walt Disney Co.                    402,742
                                                    -------------
                                                       23,757,304
                                                    -------------
                       MINING: 0.3%
      43,500     L     Newmont Mining Corp.             1,686,060
                                                    -------------
                                                        1,686,060
                                                    -------------
                       MISCELLANEOUS MANUFACTURING: 3.3%
     348,900           General Electric Co.            11,304,360
      32,700           Illinois Tool Works, Inc.        3,135,603
      54,700     @@    Ingersoll-Rand Co.               3,736,557
      23,500     @@    Siemens AG                       1,704,220
      50,900     @@    Tyco Intl. Ltd.                  1,686,826
                                                    -------------
                                                       21,567,566
                                                    -------------
                       OIL AND GAS: 5.1%
      20,400           Devon Energy Corp.               1,346,400
     237,200           Exxon Mobil Corp.               10,534,052
     178,900    @@,L   Royal Dutch Petroleum Co.
                         ADR                            9,243,763
      67,000    @@,L   Shell Transport & Trading
                         Co. PLC                        2,994,900
      73,000    @,L    Transocean, Inc.                 2,112,620
     188,000           Unocal Corp.                     7,144,000
                                                    -------------
                                                       33,375,735
                                                    -------------
                       OIL AND GAS SERVICES: 3.4%
      89,200           Baker Hughes, Inc.               3,358,380
      67,100    @,L    BJ Services Co.                  3,075,864
     173,700     L     Schlumberger Ltd.               11,031,687
     111,100    @,L    Weatherford Intl. Ltd.           4,997,278
                                                    -------------
                                                       22,463,209
                                                    -------------


   Shares                                               Value
-----------------------------------------------------------------
                       PHARMACEUTICALS: 12.7%
     172,200     L     Allergan, Inc.               $  15,415,344
     607,000    @@,L   AstraZeneca PLC ADR             27,703,481
     175,200     L     Eli Lilly & Co.                 12,248,232
     384,100     @     Forest Laboratories, Inc.       21,751,583
      23,700    @,L    ImClone Systems, Inc.            2,033,223
     110,600           Pfizer, Inc.                     3,791,368
      20,000    @@,L   Teva Pharmaceutical
                         Industries ADR                 1,345,800
                                                    -------------
                                                       84,289,031
                                                    -------------
                       PIPELINES: 1.1%
      28,000     L     Equitable Resources, Inc.        1,447,880
     127,964           Kinder Morgan Management
                         LLC                            4,705,236
          57           Kinder Morgan, Inc.                  3,380
     112,300     L     Williams Cos., Inc.              1,336,370
                                                    -------------
                                                        7,492,866
                                                    -------------
                       RETAIL: 3.5%
     122,200    @,L    Autonation, Inc.                 2,089,620
     150,100    @,L    Costco Wholesale Corp.           6,164,607
      29,100    @,L    Kohl's Corp.                     1,230,348
     168,800           Lowe's Cos., Inc.                8,870,440
      18,800           McDonald's Corp.                   488,800
      65,200           RadioShack Corp.                 1,866,676
      78,600     @     Williams-Sonoma, Inc.            2,590,656
                                                    -------------
                                                       23,301,147
                                                    -------------
                       SAVINGS AND LOANS: 2.4%
      65,500     L     Golden West Financial Corp.      6,965,925
     224,800           Washington Mutual, Inc.          8,686,272
                                                    -------------
                                                       15,652,197
                                                    -------------
                       SEMICONDUCTORS: 6.1%
     113,300     @     Altera Corp.                     2,517,526
     583,800     @     Applied Materials, Inc.         11,454,156
     164,100     @     Applied Micro Circuits
                         Corp.                            873,012
     108,000    @@,L   ASML Holding NV ADR              1,847,880
     107,200   @,@@,L  Credence Systems Corp.           1,479,360
     117,900           Intel Corp.                      3,254,040
     165,800    @,L    Kla-Tencor Corp.                 8,187,204
      30,300           Linear Technology Corp.          1,195,941
      84,000    @,L    Micron Technology, Inc.          1,286,040
      31,900    @,L    Novellus Systems, Inc.           1,002,936
     109,100    @,L    PMC-Sierra, Inc.                 1,565,585
     153,900    @,L    Teradyne, Inc.                   3,493,530
      61,700    @,L    Xilinx, Inc.                     2,055,227
                                                    -------------
                                                       40,212,437
                                                    -------------
                       SOFTWARE: 3.6%
     108,700           Automatic Data Processing        4,552,356
     395,000           Microsoft Corp.                 11,281,200
     248,900     @     Peoplesoft, Inc.                 4,604,650
      78,100     @@    SAP AG                           3,265,361
                                                    -------------
                                                       23,703,567
                                                    -------------
                       TELECOMMUNICATIONS: 6.9%
     103,580           AT&T Corp.                       1,515,375
     364,000     @     Cisco Systems, Inc.              8,626,800
     122,200    @,L    Corning, Inc.                    1,595,932
     318,100    @,L    JDS Uniphase Corp.               1,205,599
     145,900           QUALCOMM, Inc.                  10,647,782
      32,900           SBC Communications, Inc.           797,825
   1,009,150     L     Sprint Corp. -- FON Group       17,761,040
      79,900           Verizon Communications,
                         Inc.                           2,891,581
                                                    -------------
                                                       45,041,934
                                                    -------------
                       TOYS/GAMES/HOBBIES: 0.2%
      68,000     L     Mattel, Inc.                     1,241,000
                                                    -------------
                                                        1,241,000
                                                    -------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN LARGE CAP VALUE             as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------


   Shares                                               Value
-----------------------------------------------------------------
                       TRANSPORTATION: 0.2%
      14,600     @@    Canadian Pacific Railway
                         Ltd.                       $     359,598
      18,000           Union Pacific Corp.              1,070,100
                                                    -------------
                                                        1,429,698
                                                    -------------
                       Total Common Stock
                         (Cost $547,059,996)          644,134,106
                                                    -------------
PREFERRED STOCK: 0.2%
                       AUTO MANUFACTURERS: 0.2%
      24,900           Ford Motor Co. Capital
                         Trust II                       1,363,524
                                                    -------------
                       Total Preferred Stock
                         (Cost $1,281,931)              1,363,524
                                                    -------------
                       Total Long-Term Investments
                         (Cost $548,341,927)          645,497,630
                                                    -------------
 Principal
   Amount                                               Value
-----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 27.6%
                       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
                         1.0%
$  6,525,000           1.490%, due 07/01/04         $   6,525,000
                                                    -------------
                       Total U.S. Government
                         Agency Obligations
                         (Cost $6,525,000)              6,525,000
                                                    -------------
                       SECURITY LENDING COLLATERAL(CC): 26.6%
   1,500,000           AICCO Premium Financial
                         Master Trust, 1.439%, due
                         06/15/05                       1,500,000
   1,000,089           American Express Master
                         Trust, 1.289%, due
                         06/15/05                       1,000,089
   1,626,202           Americredit Auto Rec Trust,
                         1.410%, due 10/06/05           1,626,202
   3,002,919           Arran Master Trust, 1.680%,
                         due 09/15/05                   3,002,919
   3,000,000           Bank One Issuance Trust,
                         1.289%, due 02/15/06           3,000,000
   3,000,000           Capital Auto Rec Asset
                         Trust, 1.279%, due
                         04/15/05                       3,000,000
   1,500,090           Capital One Master Trust,
                         1.319%, due 04/15/05           1,500,090
   1,799,797           Chase Credit Card Master
                         Trust, 1.289%, due
                         06/15/05                       1,799,797
     500,000           Citibank CC Issuance Trust,
                         1.560%, due 09/15/05             500,000
   1,999,318           Daimler Chrysler Master
                         Owner Trust, 1.274%, due
                         05/16/05                       1,999,318
   1,000,000           Daimler Chrysler Master
                         Owner Trust, 1.289%, due
                         05/16/05                       1,000,000
   1,000,083           Daimler Chrysler Master
                         Owner Trust, 1.299%, due
                         05/16/05                       1,000,083

 Principal
   Amount                                               Value
-----------------------------------------------------------------
$  2,003,768           Discover Card Master Trust,
                         1.399%, due 03/15/05       $   2,003,768
   1,501,407           Discover Card Master Trust,
                         1.419%, due 03/15/05           1,501,407
   2,500,000           Distrubution Financial
                         Service Floorplan Master
                         Trust, 1.339%, due
                         04/17/06                       2,500,000
   2,999,638           Fleet Commerical Line
                         Master Trust, 1.520%, due
                         08/16/05                       2,999,638
     500,008           Ford Credit Master Trust,
                         1.329%, due 07/15/04             500,008
   2,500,000           Goldman Sachs Promissory
                         Note, 1.700%, due
                         10/01/04                       2,500,000
   2,000,000           Household PRVT Label CC
                         Master Trust, 1.509%, due
                         11/15/05                       2,000,000
   1,500,000           MBNA Credit Card Master
                         Note Trust, 1.299%, due
                         11/15/05                       1,500,000
   3,000,000     @@    Mound Financing PLC,
                         1.320%, due 02/08/06           3,000,000
     500,362           Superior Wholesale Inv
                         Financial Trust, 1.270%,
                         due 04/15/05                     500,362
 135,085,679           The Bank of New York
                         Institutional Cash
                         Reserves Fund, 1.254%,
                         due 07/01/04                 135,085,679
                                                    -------------
                       Total Securities Lending
                         Collateral
                         (Cost $175,019,360)          175,019,360
                                                    -------------
                       Total Short-Term
                         Investments
                         (Cost $181,544,360)          181,544,360
                                                    -------------

             TOTAL INVESTMENTS IN
               SECURITIES
               (COST $729,886,287)*        125.9%   $ 827,041,990
             OTHER ASSETS AND
               LIABILITIES-NET             (25.9)    (169,985,770)
                                           -----    -------------
             NET ASSETS                    100.0%   $ 657,056,220
                                           =====    =============

 @     Non-income producing security
 @@    Foreign issuer
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004
 cc    Security purchased with cash collateral for securities
       loaned.
 *     Cost for federal income tax purposes is $734,814,490
       financial statement purposes. Net unrealized
       appreciation consists of:

      Gross Unrealized Appreciation                $103,166,120
      Gross Unrealized Depreciation                 (10,938,620)
                                                   ------------
      Net Unrealized Appreciation                  $ 92,227,500
                                                   ============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO    as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


  Shares                                                Value
-----------------------------------------------------------------
COMMON STOCK: 96.2%
                    AUSTRALIA: 1.7%
    125,700         Amcor Ltd.                       $    610,313
    101,651         BHP Billiton Ltd.                     887,253
    129,400         Coca-Cola Amatil Ltd.                 624,672
     27,443         National Australia Bank Ltd.          570,447
     63,784         News Corp. Ltd.                       522,077
    132,500         Promina Group Ltd.                    369,199
    107,500         Publishing & Broadcasting Ltd.        962,269
    262,775         Qantas Airways Ltd.                   644,335
      2,095         QBE Insurance Group Ltd.               18,680
     58,390         Rinker Group Ltd.                     327,430
     79,400         Woolworths Ltd.                       630,536
                                                     ------------
                                                        6,167,211
                                                     ------------
                    AUSTRIA: 0.2%
     56,000         Telekom Austria AG                    855,061
                                                     ------------
                                                          855,061
                                                     ------------
                    BERMUDA: 0.6%
     11,000         Ingersoll-Rand Co.                    751,410
      3,400         Partnerre Ltd.                        192,882
     16,000    L    XL Capital Ltd.                     1,207,360
                                                     ------------
                                                        2,151,652
                                                     ------------
                    BRAZIL: 0.1%
     11,000    L    Cia Vale do Rio Doce                  523,050
                                                     ------------
                                                          523,050
                                                     ------------
                    CANADA: 3.5%
     42,400         Alcan, Inc.                         1,745,650
     31,960         BCE, Inc.                             636,459
    646,314         Bombardier, Inc.                    1,937,858
      3,900    L    Fairfax Financial Holdings Ltd.       662,600
      9,000         Four Seasons Hotels, Inc.             541,890
     19,400         Great-West Lifeco, Inc.               697,431
     56,100         IGM Financial Inc.                  1,367,823
     40,800   @,L   Inco Ltd.                           1,410,048
     18,500         Manulife Financial Corp.              745,795
     31,100         Suncor Energy, Inc.                   788,895
     72,500         Thomson Corp.                       2,412,301
                                                     ------------
                                                       12,946,750
                                                     ------------
                    CAYMAN ISLANDS: 0.3%
     69,600   @,L   Seagate Technology, Inc.            1,004,328
                                                     ------------
                                                        1,004,328
                                                     ------------
                    DENMARK: 0.4%
     27,300    L    H Lundbeck A/S                        594,328
     16,600         Novo-Nordisk A/S                      854,557
                                                     ------------
                                                        1,448,885
                                                     ------------
                    FINLAND: 0.1%
     24,200         UPM-Kymmene OYJ                       460,487
                                                     ------------
                                                          460,487
                                                     ------------
                    FRANCE: 5.4%
      9,111         Air Liquide                         1,506,387
     39,200         BNP Paribas                         2,410,862
     50,260         Bouygues                            1,682,814
     17,900         Cie Generale D'Optique Essilor
                      Intl. SA                          1,168,391
     27,500         France Telecom                        716,667
      7,000         Groupe Danone                         610,636
      6,900         L'Oreal SA                            551,124
     18,000         Renault SA                          1,370,920
     95,805         Sanofi-Synthelabo SA                6,072,829
     13,400         Schneider Electric SA                 914,604


  Shares                                                Value
-----------------------------------------------------------------
      7,900         Societe Generale                 $    671,365
     67,900    @    Vivendi Universal SA                1,883,518
                                                     ------------
                                                       19,560,117
                                                     ------------
                    GERMANY: 2.4%
      4,400         Allianz AG                            476,440
     37,500         Bayerische Hypo-und Vereinsbank
                      AG                                  668,396
     46,300         DaimlerChrysler AG                  2,168,738
     13,500    L    Deutsche Boerse AG                    689,019
      2,000         E.ON AG                               144,051
     14,600         Fresenius Medical Care AG             781,397
     60,700    @    Infineon Technologies AG              817,526
      6,942         Muenchener Rueckversicherungs
                      AG                                  754,226
     23,200         Sap AG                              1,182,272
     13,300         Siemens AG                            957,131
                                                     ------------
                                                        8,639,196
                                                     ------------
                    HONG KONG: 1.0%
     75,000         Cheung Kong Holdings Ltd.             552,899
     50,900         Hang Seng Bank Ltd.                   652,581
     64,500         Hutchison Whampoa Ltd.                440,348
    187,000         Johnson Electric Holdings Ltd.        190,601
    378,000         Li & Fung Ltd.                        552,476
    170,000         Sun Hung Kai Properties Ltd.        1,394,908
                                                     ------------
                                                        3,783,813
                                                     ------------
                    IRELAND: 0.4%
     34,000    @@   CRH PLC                               718,115
     18,800   @@,L  Ryanair Holdings PLC                  616,264
                                                     ------------
                                                        1,334,379
                                                     ------------
                    ISRAEL: 0.2%
     11,900    L    Teva Pharmaceutical Industries
                      ADR                                 800,751
                                                     ------------
                                                          800,751
                                                     ------------
                    ITALY: 0.2%
    131,500         Unicredito Italiano S.p.A.            649,557
                                                     ------------
                                                          649,557
                                                     ------------
                    JAPAN: 12.1%
     57,000         Aeon Co. Ltd.                       2,288,045
    139,000         Bank of Yokohama Ltd.                 868,790
     18,000         Canon, Inc.                           948,541
     17,700         Enplas Corp.                          575,860
     11,700         Fanuc Ltd.                            698,043
      5,000         Hirose Electric Co. Ltd.              549,420
     14,500         Honda Motor Co. Ltd.                  698,987
     10,000         Hoya Corp.                          1,046,602
     32,200         Kansai Electric Power Co., Inc.       586,957
     46,000         Konica Corp.                          634,890
      9,800         Kyocera Corp.                         831,673
         97         Millea Holdings, Inc.               1,440,132
     61,000         Mitsubishi Corp                       592,586
    117,000         Mitsubishi Estate Co. Ltd.          1,451,844
     60,000   @,L   Mitsubishi Motors Corp.                97,878
        101         Mitsubishi Tokyo Financial
                      Group, Inc.                         934,885
    116,670         Mitsui Sumitomo Insurance Co.
                      Ltd.                              1,095,970
     19,000         Mori Seiki Co. Ltd.                   165,944
      8,700         Murata Manufacturing Co. Ltd.         495,935
    265,000         NEC Corp.                           1,865,189
      7,200         Nidec Corp.                           737,717
     34,000         Nikon Corp.                           382,642
     11,000         Nintendo Co. Ltd.                   1,275,260
    176,000         Nissan Motor Co. Ltd.               1,956,541
     45,400         Nissin Food Products Co. Ltd.       1,173,331
     12,100         Nitto Denko Corp.                     618,778
     41,000         Nomura Holdings, Inc.                 606,837

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO    as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
-----------------------------------------------------------------
                    JAPAN (CONTINUED)
      2,100         Obic Co. Ltd.                    $    447,464
     36,200         Omron Corp                            847,647
     12,500         ORIX Corp.                          1,431,975
     35,000         Ricoh Co. Ltd.                        744,169
      4,900         Rohm Co. Ltd.                         586,482
     30,100         Sankyo Co. Ltd.                       652,399
      8,800         Shimamura Co. Ltd.                    762,938
     57,000         Shionogi & Co. Ltd.                   979,994
      5,000         SMC Corp.                             540,714
     80,000         Sompo Japan Insurance, Inc.           817,486
     12,100         Sony Corp.                            455,767
    370,000         Sumitomo Chemical Co. Ltd.          1,725,978
        149         Sumitomo Mitsui Financial
                      Group, Inc.                       1,021,418
     89,000         Suzuki Motor Corp.                  1,567,685
     18,000         Takeda Chemical Industries Ltd.       790,176
     21,400         Tokyo Electron Ltd.                 1,200,275
    230,000         Tokyo Gas Co. Ltd.                    815,745
     50,800         Toyota Motor Corp.                  2,057,792
        172    @    UFJ Holdings, Inc.                    759,786
     14,500         Uni-Charm Corp.                       722,907
     27,000         Yamato Transport Co. Ltd.             440,700
                                                     ------------
                                                       43,988,774
                                                     ------------
                    MEXICO: 0.6%
     44,800         America Movil SA de CV ADR          1,629,376
     16,700         Telefonos de Mexico SA de CV
                      ADR                                 555,609
                                                     ------------
                                                        2,184,985
                                                     ------------
                    NETHERLANDS: 5.4%
     63,311         Abn Amro Holding NV                 1,384,950
     25,107         Aegon NV                              302,715
     88,215         ASML Holding NV                     1,492,914
     88,150         Heineken NV                         2,896,758
      9,500         Koninklijke Philips Electronics
                      NV -- New York Shares               258,400
     10,000         Koninklijke Philips Electronics
                      NV                                  269,244
     36,000         Numico NV                           1,156,741
     36,900         Reed Elsevier NV                      518,081
    141,400         Royal Dutch Petroleum Co.           7,256,399
     44,100         Royal Dutch Petroleum Co. ADR       2,278,647
    112,100    @    Royal KPN NV                          853,778
     15,900         Unilever NV ADR                     1,085,238
                                                     ------------
                                                       19,753,865
                                                     ------------
                    NORWAY: 1.1%
     18,400         Norsk Hydro ASA                     1,195,874
     31,000         Norske Skogindustrier ASA             552,334
    148,000         Statoil ASA                         1,878,958
     34,600         Yara Intl. ASA                        279,535
                                                     ------------
                                                        3,906,701
                                                     ------------
                    RUSSIA: 0.1%
     15,900    L    YUKOS ADR                             506,415
                                                     ------------
                                                          506,415
                                                     ------------
                    SINGAPORE: 0.4%
  1,048,800         Singapore Telecommunications
                      Ltd.                              1,370,025
                                                     ------------
                                                        1,370,025
                                                     ------------
                    SOUTH AFRICA: 0.4%
     96,700         Sasol Ltd.                          1,495,894
                                                     ------------
                                                        1,495,894
                                                     ------------
                    SOUTH KOREA: 0.2%
      3,680         Samsung Electronics Co. Ltd.
                      GDR                                 757,160
                                                     ------------
                                                          757,160
                                                     ------------


  Shares                                                Value
-----------------------------------------------------------------
                    SPAIN: 1.3%
    162,500         Banco Bilbao Vizcaya Argentaria
                      SA                             $  2,170,805
     61,900         Inditex SA                          1,420,357
     68,918         Telefonica SA                       1,018,765
                                                     ------------
                                                        4,609,927
                                                     ------------
                    SWEDEN: 0.4%
      5,200         Assa Abloy AB                          66,441
     80,000         Foreningssparbanken AB              1,529,281
                                                     ------------
                                                        1,595,722
                                                     ------------
                    SWITZERLAND: 5.3%
     52,684         Compagnie Financiere Richemont
                      AG                                1,375,572
     49,520         Holcim Ltd.                         2,692,680
      8,284         Nestle SA                           2,209,244
      7,600         Nobel Biocare Holding AG            1,189,397
     88,377         Novartis AG                         3,898,778
     22,000         Stmicroelectronics NV                 482,596
      6,900         Swatch Group AG                       898,036
     32,507         Swiss Reinsurance                   2,111,501
      6,433         Swisscom AG                         2,126,527
      9,453         Syngenta AG                           792,530
      8,000         Synthes Inc                           911,849
     11,000         UBS AG                                775,112
                                                     ------------
                                                       19,463,822
                                                     ------------
                    TAIWAN: 0.2%
     89,451   @,L   Taiwan Semiconductor
                      Manufacturing Co. Ltd.              743,336
                                                     ------------
                                                          743,336
                                                     ------------
                    UNITED KINGDOM: 11.2%
    150,400    L    AstraZeneca PLC                     6,828,240
    138,000    L    AstraZeneca PLC ADR                 6,298,319
    251,716         BAE Systems PLC                     1,000,848
    117,700         Barclays PLC                        1,002,676
    317,400         BG Group PLC                        1,955,617
    147,241         BHP Billiton PLC                    1,277,698
     45,200    @    British Sky Broadcasting PLC          509,855
    971,833         Corus Group PLC                       700,562
    112,300         Diageo PLC                          1,514,182
     80,500         HBOS PLC                              996,359
    141,541         HSBC Holdings PLC                   2,104,813
    167,300         National Grid Transco PLC           1,290,961
    107,000         Pearson PLC                         1,300,098
     92,900         Reed Elsevier PLC                     903,021
    106,200    I    Royal Bank of Scotland Group
                      PLC                               3,058,387
    104,200         Smiths Group PLC                    1,410,636
    125,100         Team Partners Group                 1,227,360
  3,468,236         Vodafone Group PLC                  7,594,745
                                                     ------------
                                                       40,974,377
                                                     ------------
                    UNITED STATES: 41.0%
     75,900    @    AES Corp.                             753,687
     13,900   @,L   Affiliated Computer Services,
                      Inc.                                735,866
     33,499    @    Agilent Technologies, Inc.            980,851
     40,800   @,L   Allergan, Inc.                      3,652,416
     38,400    @    Altera Corp.                          853,248
     33,300         Altria Group, Inc.                  1,666,665
      4,200   @,L   Amazon.Com, Inc.                      228,480
     23,975         American Intl. Group                1,708,938
     69,000    @    American Standard Cos., Inc.        2,781,390
     15,500   @,L   Americredit Corp.                     302,715
     60,700    @    Amgen, Inc.                         3,312,399
     47,000    @    Anheuser-Busch Cos., Inc.           2,538,000
     51,800    @    Applera Corp. -- Applied
                      Biosystems Group                  1,126,651
    185,900         Applied Materials, Inc.             3,647,358
    104,300    @    Applied Micro Circuits Corp.          554,876

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO    as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
-----------------------------------------------------------------
                    UNITED STATES (CONTINUED)
     96,100         AT&T Corp.                       $  1,405,943
     46,700    @    Automatic Data Processing           1,955,796
     43,200    @    Baker Hughes, Inc.                  1,626,480
     12,771         Bank of America Corp.               1,080,682
     31,600         Bank One Corp.                      1,611,600
         30         Berkshire Hathaway, Inc.            2,668,499
     14,600    L    Biogen IDEC, Inc.                     923,450
     20,600    @    Boise Cascade Corp.                   775,383
    108,375   @,L   Cablevision Systems Corp.           2,129,568
     37,900    L    Carnival Corp.                      1,781,300
     26,000   @,L   Checkfree Corp.                       780,000
     11,800         ChevronTexaco Corp.                 1,110,498
      9,500    @    Chubb Corp.                           647,710
    172,700         Cisco Systems, Inc.                 4,092,990
     28,000   @,L   Comcast Corp.                         784,840
     16,700   @,L   Costco Wholesale Corp.                685,869
     48,300   @,L   Cox Communications, Inc.            1,342,257
     21,000   @,L   Credence Systems Corp.                289,800
    108,500    @    Delphi Corp.                        1,158,780
     66,680   @,L   DIRECTV Group, Inc.                 1,140,228
     70,800    L    Duke Energy Corp.                   1,436,532
     15,800   @,L   eBay, Inc.                          1,452,810
     46,900         Eli Lilly & Co.                     3,278,779
      8,280         Emerson Electric Co.                  526,194
     15,400    @    Estee Lauder Cos., Inc.               751,212
     70,700    @    Exxon Mobil Corp.                   3,139,787
     59,400         Fannie Mae                          4,238,784
     38,600    L    Fluor Corp.                         1,840,062
     85,900    @    Forest Laboratories, Inc.           4,864,517
     45,400         Freddie Mac                         2,873,820
     42,900         General Electric Co.                1,389,960
      3,500   @,L   Golden West Financial Corp.           372,225
     24,700    L    Health Management Associates,
                      Inc.                                553,774
     17,300         HJ Heinz Co.                          678,160
     78,100         IKON Office Solutions, Inc.           895,807
      8,700         Illinois Tool Works, Inc.             834,243
     13,500    L    ImClone Systems Inc.                1,158,165
     25,500         Intel Corp.                           703,800
     60,300   @,L   InterActiveCorp.                    1,817,442
      7,000         International Business Machines
                      Corp.                               617,050
      1,900         International Paper Co.                84,930
     44,700    L    Interpublic Group of Cos., Inc.       613,731
     26,000   @,L   Jabil Circuit, Inc.                   654,680
     39,000         JPMorgan Chase & Co.                1,512,030
     57,300   @,L   Kla-Tencor Corp.                    2,829,474
     15,000   @,L   Kohl's Corp.                          634,200
     19,700   @,L   Kraft Foods, Inc.                     624,096
     30,900   @,L   Lincare Holdings, Inc.              1,015,374
     18,400         Linear Technology Corp.               726,248
     33,700    @    Lowe's Cos., Inc.                   1,770,935
     15,200         Medtronic, Inc.                       740,544
    106,800         Microsoft Corp.                     3,050,208
     42,200   @,L   Monster Worldwide, Inc.             1,085,384
     31,100   @,L   Navistar Intl. Corp.                1,205,436
     25,200   @,L   Northrop Grumman Corp.              1,353,240
     13,600   @,L   Novellus Systems, Inc.                427,584
     65,300    @    Peoplesoft, Inc.                    1,208,050
     20,500    @    PepsiCo, Inc.                       1,104,540
     32,275    @    Pfizer, Inc.                        1,106,387
     40,600   @,L   PMC -- Sierra, Inc.                   582,610
     32,600   @,L   Polycom, Inc.                         730,566
     55,800         Qualcomm, Inc.                      4,072,284
      7,800    @    Raytheon Co.                          279,006
     40,900         Schlumberger Ltd.                   2,597,559
     62,700    L    SLM Corp.                           2,536,215
    313,850    L    Sprint Corp.-FON Group              5,523,760
     27,100         State Street Corp.                  1,328,984
     19,300         Sysco Corp.                           692,291
    125,100   @,L   Tenet Healthcare Corp.              1,677,591
     48,800   @,L   Teradyne, Inc.                      1,107,760
    231,900    @    Time Warner, Inc.                   4,076,801


  Shares                                                Value
-----------------------------------------------------------------
     27,000   @,L   Transocean, Inc.                 $    781,380
     18,500    @    United Technologies Corp.           1,692,380
     56,000    @    Unocal Corp.                        2,128,000
     23,500         Verizon Communications, Inc.          850,465
    118,150         Washington Mutual, Inc.             4,565,316
     18,500    @    Weatherford Intl. Ltd.                832,130
      8,500         WellPoint Health Networks             952,085
     64,200         Wells Fargo & Co.                   3,674,166
     25,800   @,L   Xilinx, Inc.                          859,398
                                                     ------------
                                                      149,546,154
                                                     ------------
                    Total Common Stock
                      (Cost $307,818,585)             351,222,394
                                                     ------------
PREFERRED STOCK: 0.7%
                    AUSTRALIA: 0.1%
      7,458    L    News Corp. Ltd.                       245,219
                                                     ------------
                                                          245,219
                                                     ------------
                    CAYMAN ISLANDS: 0.4%
 78,000,000   #,I   SMFG Finance Ltd.                   1,720,982
                                                     ------------
                                                        1,720,982
                                                     ------------
                    UNITED STATES: 0.2%
     26,900         Chubb Corp.                           751,586
                                                     ------------
                                                          751,586
                                                     ------------
                    Total Preferred Stock
                      (Cost $1,552,310)                 2,717,787
                                                     ------------
 Principal
  Amount                                                Value
-----------------------------------------------------------------
CORPORATE BONDS: 0.4%
                    CAYMAN ISLANDS: 0.1%
$24,000,000         SMFG Finance Ltd, 0.000%, due
                      07/11/05                       $    529,042
                                                     ------------
                                                          529,042
                                                     ------------
                    UNITED STATES: 0.3%
    835,000    @    Amazon.Com, Inc., 4.750%, due
                      02/01/09                            838,131
                                                     ------------
                                                          838,131
                                                     ------------
                    Total Corporate Bonds
                      (Cost $979,118)                   1,367,173
                                                     ------------
                    Total Long-Term Investments
                      (Cost $310,350,013)             355,307,354
                                                     ------------
SHORT-TERM INVESTMENTS: 13.7%
                    UNITED STATES: 1.1%
  3,852,000         Government National Mortgage
                      Association, 1.490%, due
                      07/01/04                          3,852,000
                                                     ------------
                    Total Government National
                      Mortgage Association
                      (Cost $3,852,000)                 3,852,000
                                                     ------------
                    SECURITY LENDING COLLATERAL(CC): 12.6%
    500,045         American Express Master Trust,
                      1.289%, due 06/15/05                500,045
    813,101         Americredit Auto Rec Trust,
                      1.410%, due 10/06/05                813,101
  1,000,973         Arran Master Trust, 1.680%, due
                      09/15/05                          1,000,973
  2,000,000         Bank One Issuance Trust,
                      1.289%, due 02/15/06              2,000,000
  2,000,000         Capital Auto Rec Asset Trust,
                      1.279%, due 04/15/05              2,000,000
    354,259         Capital Auto Rec Asset Trust,
                      1.289%, due 04/15/05                354,259

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO    as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                Value
-----------------------------------------------------------------
                    SECURITY LENDING COLLATERAL(CC) (CONTINUED)
$   500,045         Capital One Master Trust,
                      1.319%, due 04/15/05           $    500,045
    499,922         Chase Credit Card Master Trust,
                      1.289%, due 02/15/06                499,922
  1,001,467         Chase Credit Card Master Trust,
                      1.379%, due 12/15/05              1,001,467
    500,000         Citibank CC Issuance Trust,
                      1.560%, due 09/15/05                500,000
  1,000,000         Daimler Chrysler Master Owner
                      Trust, 1.289%, due 02/15/06       1,000,000
    500,042         Daimler Chrysler Master Owner
                      Trust, 1.299%, due 07/15/04         500,042
  2,000,000         Discover Card Master Trust,
                      1.399%, due 03/15/05              2,000,000
    500,467         Discover Card Master Trust,
                      1.419%, due 03/15/05                500,467
    999,928         Fleet CC Master Trust, 1.289%,
                      due 04/15/05                        999,928
  1,499,819         Fleet Commerical Line Master
                      Trust, 1.520%, due 08/16/05       1,499,819
  1,000,000         Goldman Sachs Promissory Note,
                      1.700%, due 10/01/04              1,000,000
  1,750,000         MBNA CC Master Note Trust,
                      1.299%, due 11/15/05              1,750,000
    500,868         MBNA Master Credit Card Trust,
                      1.389%, due 02/15/06                500,868
  2,000,000    @@   Mound Financing PLC, 1.320%,
                      due 02/08/06                      2,000,000
 24,901,061         The Bank of New York
                      Institutional Cash Reserves
                      Fund, 1.254%, due 07/01/04       24,901,061
                                                     ------------
                    Total Securities Lending
                      Collateral
                      (Cost $45,821,997)               45,821,997
                                                     ------------
                    Total Short-Term Investments
                      (Cost $49,673,997)               49,673,997
                                                     ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $360,024,010)*          111.0%   $404,981,351
            OTHER ASSETS AND
              LIABILITIES-NET               (11.0)    (40,017,461)
                                            -----    ------------
            NET ASSETS                      100.0%   $364,963,890
                                            =====    ============

 @    Non-income producing security
 #    Securities with purchases pursuant to Rule 144A, under the
      Securities Act of 1933 and may not be resold subject to
      that rule except to qualified institutional buyers. These
      securities have been determined to be liquid under the
      guidelines established by the Funds' Board of
      Directors/Trustees.
 I    Illiquid security
 L    Loaned security, a portion or all of the security is on
      loan at June 30, 2004
 cc   Security purchased with cash collateral for security
      loaned.
 *    Cost for federal income tax purposes is $361,421,570. Net
      unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $ 62,193,704
      Gross Unrealized Depreciation                  (18,633,983)
                                                    ------------
      Net Unrealized Appreciation                   $ 43,559,781
                                                    ============

                                                   Percentage of
                  Industry                           Net Assets
-----------------------------------------------------------------
Advertising                                              0.2%
Aerospace/Defense                                        1.3
Agriculture                                              0.5
Airlines                                                 0.4
Auto Manufacturers                                       3.0
Auto Parts and Equipment                                 0.3
Banks                                                    8.3

                                                   Percentage of
                  Industry                           Net Assets
-----------------------------------------------------------------
Beverages                                                2.4
Biotechnology                                            1.2
Building Materials                                       1.8
Chemicals                                                1.4
Computers                                                0.8
Cosmetics/Personal Care                                  0.6
Distribution/Wholesale                                   0.4
Diversified Financial Services                           4.9
Electric                                                 1.2
Electrical Components and Equipment                      0.4
Electronics                                              2.6
Engineering and Construction                             1.0
Food                                                     2.8
Forest Products and Paper                                0.5
Hand/Machine Tools                                       0.6
Healthcare -- Products                                   1.5
Healthcare -- Services                                   1.3
Holding Companies -- Diversified                         0.1
Home Furnishings                                         0.1
Insurance                                                4.6
Internet                                                 1.7
Iron/Steel                                               0.2
Leisure Time                                             0.5
Lodging                                                  0.1
Media                                                    5.0
Metal Fabricate/Hardware                                 0.0
Mining                                                   1.6
Miscellaneous Manufacturing                              2.3
Office/Business Equipment                                0.7
Oil and Gas                                              6.6
Oil and Gas Services                                     1.3
Packaging and Containers                                 0.2
Pharmaceuticals                                         11.4
Real Estate                                              1.0
Retail                                                   2.7
Savings and Loans                                        1.4
Semiconductors                                           4.9
Software                                                 1.9
Telecommunications                                       9.2
Toys/Games/Hobbies                                       0.3
Transportation                                           0.1
Short-Term Investments                                  13.7
Other Assets and Liabilities, Net                      (11.0)
                                                       -----
NET ASSETS                                             100.0%
                                                       =====

At June 30, 2004, the following forward currency exchange contracts were outstanding for the ING Capital Guardian Managed Global Portfolio:

                                                  IN                      UNREALIZED
                                  SETTLEMENT   EXCHANGE                  APPRECIATION
CURRENCY               BUY/SELL      DATE         FOR        VALUE      (DEPRECIATION)
--------               --------   ----------   ---------   ----------   --------------
                                                    USD
Euro
EUR 27,640                Buy      07/01/04      33,682    $   33,628     $     (53)
Euro
EUR 41,122                Buy      07/02/04      49,682        50,031           349
Japanese Yen
JPY 16,077,979            Buy      07/01/04     148,960       147,349        (1,611)
Japanese Yen
JPY 2,385,739            Sell      07/01/04      22,103        21,864           239
Japanese Yen
JPY 20,516,891           Sell      07/02/04     189,678       188,030         1,648
Japanese Yen
JPY 174,920,220          Sell      09/07/04    1,580,000    1,608,044       (28,044)
Swedish Krona
SEK 75,885               Sell      07/01/04      10,065        10,074            (9)
Swiss Franc
CHF 3,747,900            Sell      08/12/04    2,889,000    2,996,293      (107,293)
Swiss Franc
CHF 2,502,627            Sell      08/25/04    1,964,000    2,001,587       (37,587)
Swiss Franc
CHF 1,478,135            Sell      09/07/04    1,183,000    1,182,726           274
                                                                          ---------
                                                                          $(172,087)
                                                                          =========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO         as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


   Shares                                               Value
-----------------------------------------------------------------
COMMON STOCK: 98.7%
                      ADVERTISING: 1.3%
     164,750     @    Advo, Inc.                    $   5,423,570
     157,200     @    Valuevision Media Inc             2,046,744
                                                    -------------
                                                        7,470,314
                                                    -------------
                      AEROSPACE/DEFENSE: 1.3%
      69,950     @    Moog, Inc.                        2,595,845
     371,100    @,L   Orbital Sciences Corp.            5,124,891
                                                    -------------
                                                        7,720,736
                                                    -------------
                      AIRLINES: 3.4%
     218,600    @,L   Alaska Air Group, Inc.            5,217,982
   1,063,500     L    Delta Air Lines, Inc.             7,572,120
     351,400    @,L   Northwest Airlines Corp           3,907,568
     250,200     @    Pinnacle Airlines Corp.           2,827,260
                                                    -------------
                                                       19,524,930
                                                    -------------
                      APPAREL: 0.9%
     252,100    @,L   Warnaco Group, Inc.               5,362,167
                                                    -------------
                                                        5,362,167
                                                    -------------
                      AUTO PARTS AND EQUIPMENT: 0.2%
      25,000          Borgwarner, Inc.                  1,094,250
                                                    -------------
                                                        1,094,250
                                                    -------------
                      BANKS: 5.9%
     108,258     @    BOK Financial Corp.               4,251,292
      17,500     L    Cathay General Bancorp            1,167,250
     190,000          Citizens Banking Corp.            5,899,499
      57,500          Cullen/Frost Bankers, Inc.        2,573,125
       9,000          First Community Bancorp             345,960
     124,250     L    First Midwest Bancorp, Inc.       4,374,843
     151,937          Fulton Financial Corp.            3,061,531
      34,000          Greater Bay BanCorp.                982,600
     140,168          Provident Bankshares Corp.        4,042,445
      35,200    @,L   Silicon Valley Bancshares         1,395,680
      56,100          South Financial Group, Inc.       1,589,874
     120,600          Sterling Bancshares, Inc.         1,711,314
     124,100          Umpqua Holdings Corp.             2,604,859
                                                    -------------
                                                       34,000,272
                                                    -------------
                      BEVERAGES: 0.7%
      65,400          PepsiAmericas, Inc.               1,389,096
      71,500     @    Robert Mondavi                    2,646,930
                                                    -------------
                                                        4,036,026
                                                    -------------
                      BIOTECHNOLOGY: 1.8%
     267,700     @    Aclara Biosciences, Inc.          1,204,650
      41,800    @,L   Cytokinetics Inc                    620,730
     267,000     @    Illumina, Inc.                    1,695,450
     204,100     @    Protein Design Labs, Inc.         3,904,433
     223,000   @,@@,  Qiagen NV                         2,700,530
                 L
                                                    -------------
                                                       10,125,793
                                                    -------------
                      CHEMICALS: 3.0%
      64,100          Lubrizol Corp.                    2,347,342
   1,127,700    @@    Methanex Corp.                   14,909,322
                                                    -------------
                                                       17,256,664
                                                    -------------
                      COMMERCIAL SERVICES: 3.5%
      49,000     @    Advisory Board Co.                1,744,400
     196,600    @,L   AMN Healthcare Services,
                        Inc.                            3,006,014
     190,600     @    Arbitron, Inc.                    6,960,712
      27,600     @    Costar Group, Inc.                1,267,668
      96,000     @    Gaiam, Inc.                         650,880
       7,300     @    Intersections, Inc.                 175,127
     117,500     @    Kendle Intl., Inc.                  910,625
      39,600     @    Laureate Education Inc            1,514,304


   Shares                                               Value
-----------------------------------------------------------------
      37,600    @,L   Resources Connection, Inc.    $   1,470,536
     115,800   @,@@   Steiner Leisure Ltd.              2,547,600
                                                    -------------
                                                       20,247,866
                                                    -------------
                      COMPUTERS: 2.8%
      86,700    @,L   BISYS Group, Inc.                 1,219,002
     722,000    @,L   Brocade Communications
                        Systems, Inc.                   4,317,560
     382,800     @    Dot Hill Systems Corp             4,291,188
     781,900     @    Gateway, Inc.                     3,518,550
      30,900    @,L   Intergraph Corp.                    799,074
     153,256     @    Overland Storage, Inc.            2,036,772
                                                    -------------
                                                       16,182,146
                                                    -------------
                      DISTRIBUTION/WHOLESALE: 0.2%
      56,600     @    Wesco Intl., Inc.                 1,041,440
                                                    -------------
                                                        1,041,440
                                                    -------------
                      DIVERSIFIED FINANCIAL SERVICES: 2.1%
     345,400    @,L   AmeriCredit Corp.                 6,745,662
     142,400          National Financial Partners
                        Corp.                           5,022,448
                                                    -------------
                                                       11,768,110
                                                    -------------
                      ELECTRIC: 2.3%
     314,800    @,L   Allegheny Energy, Inc.            4,851,068
     729,400    @,L   CMS Energy Corp.                  6,659,422
      72,000          Westar Energy, Inc.               1,433,520
                                                    -------------
                                                       12,944,010
                                                    -------------
                      ELECTRICAL COMPONENTS AND
                        EQUIPMENT: 2.3%
     380,700     @    Advanced Energy Industries,
                        Inc.                            5,984,604
     363,000    @,L   Power-One, Inc.                   3,985,740
     118,700    @,L   Wilson Greatbatch
                        Technologies, Inc.              3,317,665
                                                    -------------
                                                       13,288,009
                                                    -------------
                      ELECTRONICS: 4.4%
      95,900     @    Benchmark Electronics, Inc.       2,790,690
     326,500     @    Cymer, Inc.                      12,224,160
     203,700     @    Electro Scientific
                        Industries, Inc.                5,766,747
     154,200    @,L   FEI Co.                           3,686,922
      43,100     @    Plexus Corp.                        581,850
       3,900     @    Zygo Corp.                           43,641
                                                    -------------
                                                       25,094,010
                                                    -------------
                      ENTERTAINMENT: 0.5%
       3,800          International Speedway Corp.        184,832
     144,200     @    Six Flags, Inc.                   1,046,892
      56,200          Speedway Motorsports, Inc.        1,879,328
                                                    -------------
                                                        3,111,052
                                                    -------------
                      FOOD: 1.6%
      26,400          Corn Products Intl., Inc.         1,228,920
     100,100     @    Del Monte Foods Co.               1,017,016
      35,500   @@,L   Fresh Del Monte Produce Inc.        897,085
     127,700    @,L   Performance Food Group Co.        3,389,158
      85,827          Tootsie Roll Industries,
                        Inc.                            2,789,378
                                                    -------------
                                                        9,321,557
                                                    -------------
                      FOREST PRODUCTS AND PAPER: 1.1%
      69,775          Boise Cascade Corp.               2,626,331
     260,200          Glatfelter                        3,663,616
                                                    -------------
                                                        6,289,947
                                                    -------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO         as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------


   Shares                                               Value
-----------------------------------------------------------------
                      GAS: 1.6%
      52,500          Energen Corp.                 $   2,519,475
      23,000          New Jersey Resources Corp.          956,340
      67,000     L    South Jersey Industries,
                        Inc.                            2,948,000
     114,700          Southwest Gas Corp.               2,767,711
                                                    -------------
                                                        9,191,526
                                                    -------------
                      HEALTHCARE -- PRODUCTS: 2.6%
     286,700    @,L   Chromavision Medical
                        Systems, Inc.                     533,262
     444,600    @,L   CTI Molecular Imaging, Inc.       6,304,428
      50,300          Kinetic Concepts Inc              2,509,970
     154,600     @    Wright Medical Group, Inc.        5,503,760
                                                    -------------
                                                       14,851,420
                                                    -------------
                      HEALTHCARE -- SERVICES: 0.6%
      86,400     @    LifePoint Hospitals, Inc.         3,215,808
                                                    -------------
                                                        3,215,808
                                                    -------------
                      HOME BUILDERS: 1.2%
      66,100    @,L   Beazer Homes USA, Inc.            6,630,491
                                                    -------------
                                                        6,630,491
                                                    -------------
                      HOME FURNISHINGS: 1.2%
     278,500          Furniture Brands Intl., Inc.      6,976,425
                                                    -------------
                                                        6,976,425
                                                    -------------
                      HOUSEHOLD PRODUCTS/WARES: 1.2%
      88,000     @    Scotts Co.                        5,621,440
      35,000          Wd-40 Co.                         1,047,900
                                                    -------------
                                                        6,669,340
                                                    -------------
                      HOUSEWARES: 0.5%
     106,600          Libbey, Inc.                      2,959,216
                                                    -------------
                                                        2,959,216
                                                    -------------
                      INSURANCE: 2.8%
      41,100    @@    Endurance Specialty Holdings
                        Ltd.                            1,430,280
     157,100          First American Corp.              4,067,319
      90,000    @@    Max Re Capital Ltd.               1,753,200
      27,700     @    Philadelphia Consolidated
                        Holding Co.                     1,663,939
     170,575          WR Berkley Corp.                  7,326,196
                                                    -------------
                                                       16,240,934
                                                    -------------
                      INTERNET: 3.3%
     201,800    @,L   Alloy, Inc.                       1,241,070
     290,200     L    Ariba, Inc.                         574,596
      23,500    @,L   Blue Nile Inc                       883,835
     104,700    @,L   Earthlink, Inc.                   1,083,645
      27,800     @    Infospace, Inc.                   1,057,512
     124,500     @    Ipass, Inc.                       1,318,455
     159,000     @    Macromedia, Inc.                  3,903,450
     424,100     @    Matrixone, Inc.                   2,930,531
     154,000     L    Netbank, Inc.                     1,683,220
      43,200    @,L   Proquest Co.                      1,177,200
     186,300    @,L   United Online, Inc.               3,280,743
                                                    -------------
                                                       19,134,257
                                                    -------------
                      INVESTMENT COMPANIES: 0.9%
     149,300     L    American Capital Strategies
                        Ltd.                            4,183,386
     150,000          Medallion Financial Corp.         1,192,500
                                                    -------------
                                                        5,375,886
                                                    -------------
                      LEISURE TIME: 0.4%
      18,200    @,L   Orbitz, Inc.                        393,484
      44,700     L    Polaris Industries, Inc.          2,145,600
                                                    -------------
                                                        2,539,084
                                                    -------------


   Shares                                               Value
-----------------------------------------------------------------
                      LODGING: 1.8%
      91,500   @@,L   Fairmont Hotels & Resorts,
                        Inc.                        $   2,465,925
      76,600    @@    Four Seasons Hotels, Inc.         4,612,086
     173,900    @@    Orient-Express Hotels Ltd.        2,945,866
                                                    -------------
                                                       10,023,877
                                                    -------------
                      MACHINERY -- DIVERSIFIED: 0.3%
      45,200          Albany Intl. Corp.                1,516,912
                                                    -------------
                                                        1,516,912
                                                    -------------
                      MEDIA: 4.0%
      42,100     @    Citadel Broadcasting Corp.          613,397
      45,700     @    Cox Radio, Inc.                     794,266
      53,300    @,L   Emmis Communications Corp.        1,118,234
      26,300     @    Entercom Communications
                        Corp.                             980,990
     402,000    @,L   Insight Communications            3,722,520
     405,400    @,L   Mediacom Communications
                        Corp.                           3,170,228
     348,700    @,L   Radio One, Inc.                   5,590,307
     362,000          Reader's Digest Association,
                        Inc.                            5,788,380
      77,000          World Wrestling
                        Entertainment, Inc.               981,750
                                                    -------------
                                                       22,760,072
                                                    -------------
                      MISCELLANEOUS MANUFACTURING: 2.8%
     143,600     @    Actuant Corp.                     5,598,964
     212,900          Aptargroup, Inc.                  9,301,601
      46,200     L    Donaldson Co., Inc.               1,353,660
                                                    -------------
                                                       16,254,225
                                                    -------------
                      OIL AND GAS: 2.3%
      42,400          Cabot Oil & Gas Corp.             1,793,520
     144,300     L    Helmerich & Payne, Inc.           3,773,445
      24,600          Noble Energy, Inc.                1,254,600
      20,200     @    Patterson-UTI Energy, Inc.          674,882
     160,900          San Juan Basin Royalty TR         3,919,524
      40,800    @,L   Spinnaker Exploration Co.         1,606,704
                                                    -------------
                                                       13,022,675
                                                    -------------
                      OIL AND GAS SERVICES: 2.2%
     196,200     @    Hydril Co.                        6,180,300
      84,300    @,L   Key Energy Services, Inc.           795,792
     766,500    @,L   Newpark Resources                 4,752,300
      16,600     @    Seacor Smit, Inc.                   729,238
                                                    -------------
                                                       12,457,630
                                                    -------------
                      PACKAGING AND CONTAINERS: 0.6%
     139,800          Packaging Corp. of America        3,341,220
                                                    -------------
                                                        3,341,220
                                                    -------------
                      PHARMACEUTICALS: 3.7%
      40,700    @,L   American Pharmaceutical
                        Partners, Inc.                  1,236,466
     234,500     @    Amylin Pharmaceuticals, Inc.      5,346,600
     233,900    @,L   Atherogenics, Inc.                4,451,117
      23,600    @,L   Eyetech Pharmaceuticals,
                        Inc.                            1,012,912
     375,000     @    Heska Corp.                         453,750
     174,700     @    Inspire Pharmaceuticals,
                        Inc.                            2,920,984
      67,400    @,L   NPS Pharmaceuticals, Inc.         1,415,400
     125,800    @,L   Renovis, Inc.                     1,152,328
       6,100    @,L   Trimeris, Inc.                       88,023
     232,900    @,L   Vicuron Pharmaceuticals,
                        Inc.                            2,925,224
                                                    -------------
                                                       21,002,804
                                                    -------------
                      REAL ESTATE: 0.6%
     239,900     @    Trammell Crow Co.                 3,382,590
                                                    -------------
                                                        3,382,590
                                                    -------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO         as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------


   Shares                                               Value
-----------------------------------------------------------------
                      REAL ESTATE INVESTMENT TRUSTS: 4.3%
     315,900     @    Meristar Hospitality Corp.    $   2,160,756
     337,600          Annaly Mortgage Management,
                        Inc.                            5,725,696
     355,900     L    Anthracite Capital, Inc.          4,263,682
      65,000          Luminent Mortgage Capital,
                        Inc.                              780,000
     227,100          MFA Mortgage Investments,
                        Inc.                            2,021,190
      63,400          American Financial Realty
                        Trust                             905,986
     143,600          SL Green Realty Corp.             6,720,480
      42,700          Pan Pacific Retail
                        Properties, Inc.                2,157,204
                                                    -------------
                                                       24,734,994
                                                    -------------
                      RETAIL: 5.1%
      76,900          Borders Group, Inc.               1,802,536
     260,200    @,L   California Pizza Kitchen,
                        Inc.                            4,985,432
      95,000     L    Christopher & Banks Corp.         1,682,450
      57,100          Landry's Restaurants, Inc.        1,706,719
      94,600     L    Lithia Motors, Inc.               2,344,188
     173,400     @    Petco Animal Supplies, Inc.       5,585,214
      65,229    @,L   PF Chang's China Bistro,
                        Inc.                            2,684,173
     166,100          Ruby Tuesday, Inc.                4,559,445
      86,000    @,L   School Specialty, Inc.            3,122,660
      30,300     @    Sports Authority, Inc.            1,087,770
                                                    -------------
                                                       29,560,587
                                                    -------------
                      SAVINGS AND LOANS: 0.4%
      26,700     @    Firstfed Financial Corp.          1,110,720
      65,200    @,L   Franklin Bank Corp.               1,031,464
                                                    -------------
                                                        2,142,184
                                                    -------------
                      SEMICONDUCTORS: 8.5%
      91,200    @,L   AMIS Holdings, Inc.               1,543,104
     168,700   @@,L   ASM Intl. NV                      3,488,716
     479,700    @,L   Credence Systems Corp.            6,619,859
     526,700     @    Emcore Corp.                      1,717,042
      52,700    @,L   Formfactor, Inc.                  1,183,115
      56,600     L    Helix Technology Corp.            1,207,278
     387,300    @,L   Kulicke & Soffa Industries,
                        Inc.                            4,244,808
     528,900    @,L   LTX Corp.                         5,717,409
     397,100     @    MIPS Technologies, Inc.           2,430,252
     159,800    @,L   MKS Instruments, Inc.             3,646,636
     217,600     @    Pixelworks Inc.                   3,333,632
     109,800    @,L   Power Integrations, Inc.          2,734,020
     102,700     @    Rudolph Technologies, Inc.        1,868,113
      56,400     @    Sigmatel, Inc.                    1,638,984
      16,600          Staktek Holdings, Inc.               87,150
     952,300    @,L   Transwitch Corp.                  1,685,571
     210,100    @,L   Veeco Instruments, Inc.           5,422,681
                                                    -------------
                                                       48,568,370
                                                    -------------
                      SOFTWARE: 1.8%
      49,200     @    Ascential Software Corp.            786,708
      20,200     @    Blackboard, Inc.                    405,010
     127,000     @    Netiq Corp.                       1,676,400
     227,000     @    Pinnacle Systems, Inc.            1,623,050
      20,200    @,L   Pixar, Inc.                       1,404,102
      82,600    @,L   Quest Software, Inc.              1,065,540
      39,200          Salesforce.com Inc.                 629,944
     143,100    @,L   SCO Group, Inc.                     837,135
     103,700     @    SYNNEX Corp.                      1,628,090
                                                    -------------
                                                       10,055,979
                                                    -------------
                      TELECOMMUNICATIONS: 3.0%
      59,000     @    Aspect Communications Corp.         837,800
     210,200    @,L   Atheros Communications, Inc.      2,215,508
     199,200     @    Cincinnati Bell, Inc.               884,448


   Shares                                               Value
-----------------------------------------------------------------
      23,500    @,L   Commonwealth Telephone
                        Enterprises, Inc.           $   1,052,095
     247,800     @    Ixia                              2,438,352
     110,600    @,L   Netgear, Inc.                     1,187,844
      72,000     @    Newport Corp.                     1,164,240
      68,300     @    Polycom, Inc.                     1,530,603
     222,800    @,L   West Corp.                        5,826,220
                                                    -------------
                                                       17,137,110
                                                    -------------
                      TEXTILES: 0.3%
      48,900          G&K Services, Inc.                1,965,291
                                                    -------------
                                                        1,965,291
                                                    -------------
                      TRANSPORTATION: 1.4%
      60,300     @    Celadon Group, Inc.               1,061,280
     135,300     @    Central Freight Lines, Inc.       1,082,400
     184,600    @,L   Kansas City Southern              2,861,300
      23,500     @    Kirby Corp.                         914,150
     126,900    @,L   Swift Transportation Co.,
                        Inc.                            2,277,855
                                                    -------------
                                                        8,196,985
                                                    -------------
                      Total Common Stock
                        (Cost $528,985,888)           565,787,191
                                                    -------------
 Principal
   Amount                                               Value
-----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 27.2%
                      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
                        0.4%
$  2,150,000          1.490%, due 07/01/04          $   2,150,000
                                                    -------------
                      Total Government National
                        Mortgage Association
                        (Cost $2,150,000)               2,150,000
                                                    -------------
                      SECURITY LENDING COLLATERAL(CC): 26.8%
   1,103,384          Americredit Auto Rec Trust,
                        1.330%, due 07/06/05            1,103,384
   1,626,202          Americredit Auto Rec Trust,
                        1.410%, due 10/01/04            1,626,202
   2,001,946          Arran Master Trust, 1.680%,
                        due 09/15/05                    2,001,946
   2,500,000          Bank One Issuance Trust,
                        1.289%, due 02/15/06            2,500,000
   3,000,000          Capital Auto Rec Asset
                        Trust, 1.279%, due
                        04/15/05                        3,000,000
   2,500,090          Capital One Master Trust,
                        1.319%, due 04/15/05            2,500,090
   1,000,000          Capital One Multi-Asset EX
                        Trust, 1.429%, due
                        09/15/05                        1,000,000
   1,000,000          Chase Credit Card Master
                        Trust, 1.289%, due
                        02/15/06                        1,000,000
   1,500,000          Daimler Chrysler Master
                        Owner Trust, 1.289%, due
                        02/15/06                        1,500,000
   3,005,652          Discover Card Master Trust,
                        1.399%, due 03/15/05            3,005,652
   2,500,000          Distribution Financial
                        Service Floorplan Master
                        Trust, 1.339%, due
                        04/17/06                        2,500,000
   2,000,000          Fleet Commercial Line Master
                        Trust, 1.500%, due
                        08/16/05                        2,000,000
   1,999,759          Fleet Commercial Line Master
                        Trust, 1.520%, due
                        08/16/05                        1,999,759
   5,000,000          Goldman Sachs Promissory
                        Note, 1.700%, due 10/01/04      5,000,000

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO         as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                               Value
-----------------------------------------------------------------
$  3,000,000          MBNA CC Master Note Trust,
                        1.299%, due 11/15/05        $   3,000,000
   3,000,000    @@    Mound Financing PLC, 1.320%,
                        due 02/08/06                    3,000,000
     250,181          Superior Wholesale Inv
                        Financial Trust, 1.270%,
                        due 04/15/05                      250,181
 116,321,053          The Bank of New York
                        Institutional Cash
                        Reserves Fund, 1.254%, due
                        07/01/04                      116,321,053
                                                    -------------
                      Total Securities Lending
                        Collateral
                        (Cost $153,308,267)           153,308,267
                                                    -------------
                      Total Short-Term Investments
                        (Cost $155,458,267)           155,458,267
                                                    -------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $684,444,155)*          125.9%   $ 721,245,458
            OTHER ASSETS AND
              LIABILITIES-NET               (25.9)    (148,486,452)
                                            -----    -------------
            NET ASSETS                      100.0%   $ 572,759,006
                                            =====    =============

 @     Non-income producing security
 @@    Foreign issuer
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004
 cc    Security purchased with cash collateral for securities
       loaned
 *     Cost for federal income tax purposes is $684,719,756.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $ 94,939,486
      Gross Unrealized Depreciation                  (58,413,784)
                                                    ------------
      Net Unrealized Appreciation                   $ 36,525,702
                                                    ============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING DEVELOPING WORLD PORTFOLIO                   as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


  Shares                                                Value
-----------------------------------------------------------------
COMMON STOCK: 88.8%
                   AUSTRIA: 0.7%
     14,300        Bank Austria Creditanstalt AG     $    838,587
                                                     ------------
                                                          838,587
                                                     ------------
                   BRAZIL: 8.6%
     13,700        Banco Itau Holding Financeira SA
                     ADR                                  638,968
     66,300    L   Cia Energetica de Minas Gerais
                     ADR                                  995,826
     65,300        Cia Vale do Rio Doce ADR             2,553,231
     29,300        Gerdau SA                              351,089
    159,400        Petroleo Brasileiro SA --
                     Petrobras ADR                      4,016,880
     73,300    L   Tele Norte Leste Participacoes
                     SA ADR                               933,109
     19,600        Votorantim Celulose e Papel SA         623,280
                                                     ------------
                                                       10,112,383
                                                     ------------
                   CHILE: 1.2%
    245,400        Enersis SA ADR                       1,462,585
                                                     ------------
                                                        1,462,585
                                                     ------------
                   CHINA: 2.8%
  1,412,000        China Petroleum & Chemical Corp.       515,936
  1,245,000    @   China Shipping Container Lines
                     Co. Ltd.                             446,935
  2,288,000        China Telecom Corp. Ltd.               799,354
    641,200        Huaneng Power Intl., Inc.              571,340
  2,130,000        Petrochina Co. Ltd.                    983,102
                                                     ------------
                                                        3,316,667
                                                     ------------
                   CZECH REPUBLIC: 0.4%
     40,500        Cesky Telecom AS                       494,100
                                                     ------------
                                                          494,100
                                                     ------------
                   HONG KONG: 3.5%
    640,500        China Mobile Ltd.                    1,937,973
  1,174,000    @   China Resources Power Holdings
                     Co.                                  662,273
    402,000        Citic Pacific Ltd.                     984,410
  1,183,500        CNOOC Ltd.                             500,724
                                                     ------------
                                                        4,085,380
                                                     ------------
                   INDIA: 3.3%
     47,800        Larsen & Toubro Ltd. GDR             1,043,541
     13,700        Ranbaxy Laboratories Ltd. GDR          270,438
    127,200    L   Reliance Industries Ltd. GDR         2,566,896
                                                     ------------
                                                        3,880,875
                                                     ------------
                   INDONESIA: 1.9%
  4,507,500        Bank Mandiri Persero PT                563,288
  3,265,200    @   Perusahaan Gas Negara PT               503,541
  1,450,500        Telekomunikasi Indonesia Tbk PT      1,141,579
                                                     ------------
                                                        2,208,408
                                                     ------------
                   ISRAEL: 3.0%
    140,100        Makhteshim-Agan Industries Ltd.        651,787
     43,300    L   Teva Pharmaceutical Industries
                     ADR                                2,913,657
                                                     ------------
                                                        3,565,444
                                                     ------------
                   MALAYSIA: 5.7%
    757,800        Commerce Asset Holdings BHD            969,186
    414,000        Gamuda BHD                             593,763
    222,800        Genting BHD                            897,063
    536,700        Malayan Banking BHD                  1,426,492


  Shares                                                Value
-----------------------------------------------------------------
    850,065        Public Bank BHD                   $  1,476,429
    481,600        Telekom Malaysia BHD                 1,305,389
                                                     ------------
                                                        6,668,322
                                                     ------------
                   MEXICO: 6.9%
     59,000        America Movil SA de CV ADR           2,145,829
     32,280        Cemex SA de CV ADR                     939,348
     11,900        Fomento Economico Mexicano SA de
                     CV ADR                               545,496
     48,100        Grupo Aeroportuario Del Sureste
                     SA de CV                             889,850
    197,400        Grupo Financiero Banorte SA de
                     CV                                   698,166
    182,600    @   Grupo Mexico SA de CV                  569,190
     14,500    L   Grupo Televisa SA ADR                  656,415
     38,829    L   Telefonos de Mexico SA de CV ADR     1,291,841
    116,800        Urbi Desarrollos Urbanos SA de
                     CV                                   375,729
                                                     ------------
                                                        8,111,864
                                                     ------------
                   PERU: 0.5%
     27,700        Cia de Minas Buenaventura SA           612,170
                                                     ------------
                                                          612,170
                                                     ------------
                   POLAND: 1.2%
     87,300        Telekomunikacja Polska SA              354,438
    263,800        Telekomunikacja Polska SA GDR        1,091,710
                                                     ------------
                                                        1,446,148
                                                     ------------
                   RUSSIA: 5.7%
     23,300        LUKOIL ADR                           2,440,675
     11,000        MMC Norilsk Nickel                     601,700
     19,100        OAO Gazprom ADR                        546,833
     17,400    L   Surgutneftegaz ADR                     566,892
     14,000   @,L  Vimpel-Communications ADR            1,350,300
     36,300    L   YUKOS ADR                            1,156,155
                                                     ------------
                                                        6,662,555
                                                     ------------
                   SOUTH AFRICA: 8.8%
    160,000        Absa Group Ltd.                      1,313,534
     36,000    L   Anglogold Ltd.                       1,157,760
    812,500        Firstrand Ltd.                       1,332,750
     32,800    L   Harmony Gold Mining Co. Ltd. ADR       347,352
     10,700        Impala Platinum Holdings Ltd.          811,252
    258,300    @   MTN Group Ltd.                       1,185,005
     61,400        Sasol Ltd.                             949,823
    277,200        Standard Bank Group Ltd.             1,918,724
    487,300        Steinhoff Intl. Holdings Ltd.          654,989
     47,000        Telkom SA Ltd.                         601,851
                                                     ------------
                                                       10,273,040
                                                     ------------
                   SOUTH KOREA: 16.7%
      3,810        Cheil Communications, Inc.             517,672
     28,030        Hyundai Motor Co.                    1,078,264
     55,536    @   Kookmin Bank                         1,725,437
     14,790        KT Corp.                               494,707
     13,070        LG Chem Ltd.                           442,265
     31,260        LG Electronics, Inc.                 1,482,517
     15,680        POSCO                                2,021,913
     20,512        Samsung Electronics Co. Ltd.         8,467,524
     13,860        Samsung Fire & Marine Insurance
                     Co. Ltd.                             886,416
      2,600        Shinsegae Co. Ltd.                     625,530
     10,000        SK Corp.                               396,365
      8,580        SK Telecom Co. Ltd.                  1,410,818
                                                     ------------
                                                       19,549,428
                                                     ------------
                   TAIWAN: 13.2%
    180,800        Asustek Computer, Inc. GDR             414,032
  1,281,554        Chinatrust Financial Holding Co.     1,428,605

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING DEVELOPING WORLD PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
-----------------------------------------------------------------
                   TAIWAN (CONTINUED)
    277,450        Compal Electronics, Inc.          $  1,505,194
    521,000        Evergreen Marine Corp.                 439,845
    375,240        Formosa Plastics Corp.                 529,842
    149,000        Fubon Financial Holding Co. Ltd.     1,297,775
    188,000        HON HAI Precision Industry GDR       1,410,000
    181,000    @   Ichia Technologies, Inc.               363,184
     70,000        MediaTek, Inc.                         557,669
  1,082,000        Mega Financial Holding Co. Ltd.        714,043
  1,606,960        Nan Ya Plastic Corp.                 2,116,181
  1,753,512        Taiwan Semiconductor
                     Manufacturing Co. Ltd.             2,522,889
  2,214,000    @   United Microelectronics Corp.        1,645,363
    630,000        Yuanta Core Pacific Securities
                     Co.                                  393,282
                                                     ------------
                                                       15,337,904
                                                     ------------
                   THAILAND: 1.8%
    328,800        Advanced Info Service PCL              715,744
    200,000    @   Bangkok Bank PCL                       481,839
    330,500    @   Kasikorn Bank PCL                      420,350
    142,300        PTT PCL                                535,996
                                                     ------------
                                                        2,153,929
                                                     ------------
                   TURKEY: 1.7%
319,908,750        Akbank Tas                           1,174,867
158,200,000        Arcelik                                783,538
                                                     ------------
                                                        1,958,405
                                                     ------------
                   UNITED KINGDOM: 1.2%
     71,300        Anglo American PLC                   1,458,744
                                                     ------------
                                                        1,458,744
                                                     ------------
                   Total Common Stock
                     (Cost $111,081,142)              104,196,938
                                                     ------------
PREFERRED STOCK: 0.2%
                   BRAZIL: 0.2%
  2,950,000        Banco Itau Holding Financeira SA       271,949
                                                     ------------
                                                          271,949
                                                     ------------
                   Total Preferred Stock
                     (Cost $243,845)                      271,949
                                                     ------------
WARRANTS: 3.0%
                   INDIA: 3.0%
    110,400   @,E  Hindustan Lever Ltd., due
                     01/25/05                             305,808
    116,600   @,E  ICICI Bank Ltd., due 07/16/04          620,312
     10,700   @,E  Infosys Technologies Ltd., due
                     06/14/04                           1,285,391
     23,200   @,E  Larsen & Toubro Ltd., due
                     06/23/09                             351,712
     60,900   @,E  Oil & Natural Gas Corp Ltd., due
                     03/9/09                              833,721
     18,560   @,E  Ultratech Cemco, due 01/20/09          138,307
                                                     ------------
                                                        3,535,251
                                                     ------------
                   Total Warrants
                     (Cost $3,919,245)                  3,535,251
                                                     ------------
                   Total Long-Term Investments
                     (Cost $115,244,232)              108,004,138
                                                     ------------
 Principal
  Amount                                                Value
-----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 8.5%
                   SECURITY LENDING COLLATERAL(CC): 8.5%
$ 9,988,396        The Bank of New York
                     Institutional Cash Reserves
                     Fund, 1.254%, due 07/01/04      $  9,988,396
                                                     ------------
                   Total Security Lending
                     Collateral
                     (Cost $9,988,396)                  9,988,396
                                                     ------------
                   Total Short-Term Investments
                     (Cost $988,396)                    9,988,396
                                                     ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $125,232,628)*          100.5%   $117,992,534
            OTHER ASSETS AND
              LIABILITIES-NET                (0.5)       (567,713)
                                            -----    ------------
            NET ASSETS                      100.0%   $117,424,821
                                            =====    ============

 @     Non-income producing security
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004.
 E     Equity Linked Product
 cc    Security purchased with cash collateral for securities
       loaned.
 *     Cost for federal income tax purposes is $129,249,299.
       Net unrealized depreciation consists of:

      Gross Unrealized Appreciation                 $         --
      Gross Unrealized Depreciation                  (11,255,765)
                                                    ------------
      Net Unrealized Depreciation                   $(11,255,765)
                                                    ============

                                                   Percentage of
                  Industry                           Net Assets
-----------------------------------------------------------------
Advertising                                              0.4%
Auto Manufacturers                                       0.9
Banks                                                   14.8
Beverages                                                0.5
Building Materials                                       0.8
Computers                                                6.7
Diversified Financial Services                           2.0
Electric                                                 3.1
Electrical Components and Equipment                      8.5
Electronics                                              1.9
Engineering and Construction                             1.6
Forest Products and Paper                                0.5
Gas                                                      0.4
Holding Companies -- Diversified                         1.7
Home Furnishings                                         1.2
Household Product                                        0.3
Insurance                                                0.8
Iron/Steel                                               2.0
Lodging                                                  0.8
Media                                                    0.6
Mining                                                   6.9
Oil and Gas                                             11.4
Pharmaceuticals                                          2.7
Real Estate                                              0.3
Retail                                                   0.5
Semiconductors                                           4.1
Software                                                 1.1
Telecommunications                                      14.7
Transportation                                           0.8
Short-Term Investments                                   8.5
Other Assets and Liabilities, Net                       (0.5)
                                                       -----
NET ASSETS                                             100.0%
                                                       =====

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO   as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


  Shares                                               Value
----------------------------------------------------------------
COMMON STOCK: 93.4%
                    ADVERTISING: 2.8%
     81,800    L    Omnicom Group                   $  6,207,802
                                                    ------------
                                                       6,207,802
                                                    ------------
                    AEROSPACE/DEFENSE: 3.1%
     75,400         United Technologies Corp.          6,897,592
                                                    ------------
                                                       6,897,592
                                                    ------------
                    AGRICULTURE: 1.8%
     78,300         Altria Group, Inc.                 3,918,915
                                                    ------------
                                                       3,918,915
                                                    ------------
                    BANKS: 3.1%
     80,800         Bank of America Corp.              6,837,296
                                                    ------------
                                                       6,837,296
                                                    ------------
                    COMPUTERS: 3.5%
    218,000    @    Dell, Inc.                         7,808,760
                                                    ------------
                                                       7,808,760
                                                    ------------
                    COSMETICS/PERSONAL CARE: 1.9%
     65,700         Kimberly-Clark Corp.               4,328,316
                                                    ------------
                                                       4,328,316
                                                    ------------
                    DIVERSIFIED FINANCIAL SERVICES: 9.0%
     88,500         American Express Co.               4,547,130
    157,600         Fannie Mae                        11,246,336
     94,700         Wachovia Corp.                     4,214,150
                                                    ------------
                                                      20,007,616
                                                    ------------
                    ELECTRICAL COMPONENTS AND EQUIPMENT: 3.1%
    108,000         Emerson Electric Co.               6,863,400
                                                    ------------
                                                       6,863,400
                                                    ------------
                    ENVIRONMENTAL CONTROL: 3.2%
    228,900         Waste Management, Inc.             7,015,785
                                                    ------------
                                                       7,015,785
                                                    ------------
                    HEALTHCARE-PRODUCTS: 7.2%
    273,800         Baxter Intl., Inc.                 9,448,838
    118,200         Guidant Corp.                      6,605,016
                                                    ------------
                                                      16,053,854
                                                    ------------
                    HOUSEWARES: 2.9%
    274,900    L    Newell Rubbermaid, Inc.            6,460,150
                                                    ------------
                                                       6,460,150
                                                    ------------
                    MEDIA: 2.0%
    254,700    @    Time Warner, Inc.                  4,477,626
                                                    ------------
                                                       4,477,626
                                                    ------------
                    MISCELLANEOUS MANUFACTURING: 6.7%
     46,100         Illinois Tool Works, Inc.          4,420,529
    315,700    @@   Tyco Intl. Ltd.                   10,462,298
                                                    ------------
                                                      14,882,827
                                                    ------------
                    OIL AND GAS: 3.6%
    178,200         Exxon Mobil Corp.                  7,913,862
                                                    ------------
                                                       7,913,862
                                                    ------------
                    PHARMACEUTICALS: 10.4%
    138,300         Merck & Co., Inc.                  6,569,250
    242,300         Pfizer, Inc.                       8,306,044
    227,600         Wyeth                              8,230,016
                                                    ------------
                                                      23,105,310
                                                    ------------


  Shares                                               Value
----------------------------------------------------------------
                    RETAIL: 10.5%
    224,300         CVS Corp.                       $  9,425,087
    187,930         Home Depot, Inc.                   6,615,136
    290,800         McDonald's Corp.                   7,560,800
                                                    ------------
                                                      23,601,023
                                                    ------------
                    SEMICONDUCTORS: 5.1%
    252,600         Intel Corp.                        6,971,760
    518,637   @@,L  Taiwan Semiconductor
                      Manufacturing Co. Ltd.           4,309,873
                                                    ------------
                                                      11,281,633
                                                    ------------
                    SOFTWARE: 5.3%
    414,500         Microsoft Corp.                   11,838,120
                                                    ------------
                                                      11,838,120
                                                    ------------
                    TELECOMMUNICATIONS: 4.9%
    150,600   @,L   Comcast Corp.                      4,158,066
    463,900    @@   Nokia OYJ ADR                      6,745,106
                                                    ------------
                                                      10,903,172
                                                    ------------
                    TRANSPORTATION: 3.3%
     90,400         FedEx Corp.                        7,384,776
                                                    ------------
                                                       7,384,776
                                                    ------------
                    Total Common Stock
                      (Cost $200,427,007)            207,787,835
                                                    ------------
 Principal
  Amount                                               Value
----------------------------------------------------------------
                     SHORT-TERM INVESTMENTS: 12.5%
                    FEDERAL HOME LOAN BANK: 6.6%
$14,793,000         0.720%, due 07/01/04            $ 14,792,704
                                                    ------------
                    Total Federal Home Loan Bank
                      (Cost $14,793,000)              14,792,704
                                                    ------------
                    SECURITY LENDING COLLATERAL(CC): 5.9%
 13,157,809         The Bank of New York
                      Institutional Cash Reserves
                      Fund, 1.254%, due 07/01/04      13,157,809
                                                    ------------
                    Total Security Lending
                      Collateral
                      (Cost $13,157,809)              13,157,809
                                                    ------------
                    Total Short-Term investments
                      (Cost $27,950,809)              27,950,513
                                                    ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $228,377,816)*          105.9%   $235,738,348
            OTHER ASSETS AND
              LIABILITIES-NET                (5.9)    (13,060,062)
                                            -----    ------------
            NET ASSETS                      100.0%   $222,678,286
                                            =====    ============

 @     Non-income producing security
 @@    Foreign issuer
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004.
 cc    Security purchased with cash collateral for securities
       loaned.
 *     Cost for federal income tax purposes is $228,823,171
       financial statement purposes. Net unrealized
       appreciation consists of:

      Gross Unrealized Appreciation                  $ 9,238,194
      Gross Unrealized Depreciation                   (2,323,017)
                                                     -----------
      Net Unrealized Appreciation                    $ 6,915,177
                                                     ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO        as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


  Shares                                                Value
-----------------------------------------------------------------
COMMON STOCK: 99.6%
                      AEROSPACE/DEFENSE: 1.3%
     13,000     @     DRS Technologies, Inc.         $    414,700
     30,600    @,L    L-3 Communications Holdings,
                        Inc.                            2,044,080
                                                     ------------
                                                        2,458,780
                                                     ------------
                      AGRICULTURE: 0.5%
     20,000           Bunge Ltd.                          778,800
      4,700           Delta & Pine Land Co.               103,165
                                                     ------------
                                                          881,965
                                                     ------------
                      APPAREL: 1.1%
     37,000     @     Columbia Sportswear Co.           2,020,940
     19,997     @@    Ted Baker PLC                       150,498
                                                     ------------
                                                        2,171,438
                                                     ------------
                      AUTO PARTS AND EQUIPMENT: 1.1%
     12,200           Autoliv, Inc.                       514,840
     73,900    @,L    IMPCO Technologies, Inc.            467,787
     10,681     @@    Nokian Renkaat OYJ                1,040,512
                                                     ------------
                                                        2,023,139
                                                     ------------
                      BANKS: 3.2%
        800     @@    Banco Itau Holding Financeira
                        SA ADR                             37,312
     11,614     @@    Bank Austria Creditanstalt AG       681,074
    180,000     @@    Bank of Yokohama Ltd.             1,125,052
      9,100     L     Boston Private Financial
                        Holdings, Inc.                    210,756
    609,215     @@    Capitalia SpA                     1,904,885
     15,500           Commerce Bancorp, Inc.              852,655
     23,000     @@    Hiroshima Bank Ltd.                 123,310
     29,600           Nara Bancorp, Inc.                  507,048
    105,000    @@,L   The Bank of Fukuoka Ltd.            622,600
      2,700           Wintrust Financial Corp.            136,377
                                                     ------------
                                                        6,201,069
                                                     ------------
                      BEVERAGES: 0.2%
     15,803    @,L    Green Mountain Coffee
                        Roasters, Inc.                    293,462
                                                     ------------
                                                          293,462
                                                     ------------
                      BIOTECHNOLOGY: 8.4%
     10,353     @L    Affymetrix, Inc.                    338,854
     77,300    @,L    Charles River Laboratories
                        Intl., Inc.                     3,777,651
      2,200    @,L    Genentech, Inc.                     123,640
  1,058,000           Global Bio-Chem Technology
                        Group Co. Ltd.                    766,391
    202,000     @     Harvard Bioscience, Inc.            904,960
      9,100     @     Immunogen, Inc.                      55,601
      6,500    @,L    Integra Lifesciences Holdings
                        Corp.                             229,255
     77,100    @,L    Invitrogen Corp.                  5,550,428
      3,700    @,L    Martek Biosciences Corp.            207,829
      9,800    @,L    Millipore Corp.                     552,426
      1,000     @@    Novozymes A/S                        45,096
    264,500   @,@@,L  Qiagen NV                         3,203,095
      5,600     @     Seattle Genetics, Inc.               39,368
      5,600    @,L    Serologicals Corp.                  111,944
     41,200     @     Strategic Diagnostics, Inc.         173,040
                                                     ------------
                                                       16,079,578
                                                     ------------
                      BUILDING MATERIALS: 0.0%
     52,000           Anhui Conch Cement Co Ltd.           57,668
                                                     ------------
                                                           57,668
                                                     ------------


  Shares                                                Value
-----------------------------------------------------------------
                      CHEMICALS: 1.2%
     31,900     L     Ecolab, Inc.                   $  1,011,230
      3,600           Minerals Technologies, Inc.         208,800
     15,900     @@    Nitto Denko Corp.                   813,105
      9,200           Sinopec Shanghai
                        Petrochemical Co Ltd.             305,348
                                                     ------------
                                                        2,338,483
                                                     ------------
                      COAL: 2.6%
     22,800     L     Arch Coal, Inc.                     834,252
     43,400           Consol Energy, Inc.               1,562,400
     35,900     L     Massey Energy Co.                 1,012,739
     26,400     L     Peabody Energy Corp.              1,478,136
                                                     ------------
                                                        4,887,527
                                                     ------------
                      COMMERCIAL SERVICES: 4.1%
     43,678     @     Bright Horizons Family
                        Solutions Inc.                  2,341,577
     22,333     @     Choicepoint, Inc.                 1,019,725
        300    @,L    DeVry, Inc.                           8,226
      2,100     @     Education Management Corp.           69,006
        384           Fullcast Co Ltd.                  1,055,767
     25,200     @@    Icon PLC                          1,108,548
      3,700     L     Moody's Corp.                       239,242
      8,500     @     On Assignment, Inc.                  50,150
     17,000     @     Parexel Intl. Corp.                 336,600
     28,800     @     Pharmaceutical Product
                        Development, Inc.                 914,976
     38,847     @     Princeton Review, Inc.              294,072
     11,957     @     Proxymed, Inc.                      201,595
      2,800     @     Universal Technical
                        Institute, Inc.                   111,916
                                                     ------------
                                                        7,751,400
                                                     ------------
                      COMPUTERS: 1.1%
     16,700    @,L    Affiliated Computer Services,
                        Inc.                              884,098
      9,600    @,L    DST Systems, Inc.                   461,664
          6     @@    Indra Sistemas SA                        77
      8,200     L     Research In Motion Ltd.             561,208
      5,700           Talx Corp.                          139,251
                                                     ------------
                                                        2,046,298
                                                     ------------
                      COSMETICS/PERSONAL CARE: 0.0%
        110           Kose Corp.                            4,234
                                                     ------------
                                                            4,234
                                                     ------------
                      DISTRIBUTION/WHOLESALE: 0.2%
      5,800           CDW Corp.                           369,808
                                                     ------------
                                                          369,808
                                                     ------------
                      DIVERSIFIED FINANCIAL SERVICES: 0.4%
      9,300     L     Doral Financial Corp.               320,850
     38,000           Mitsubishi Securities Co.
                        Ltd.                              499,051
                                                     ------------
                                                          819,901
                                                     ------------
                      ELECTRICAL COMPONENTS AND
                        EQUIPMENT: 0.3%
     11,090           LG Electronics, Inc.                525,947
                                                     ------------
                                                          525,947
                                                     ------------
                      ELECTRONICS: 4.3%
    131,000           Elec & Eltek International Co
                        Ltd.                              366,800
      9,300    @,L    Flir Systems, Inc.                  510,570
         34     L     Garmin Ltd.                           1,259
     21,800           Gentex Corp.                        865,024
      1,400     @@    Keyence Corp.                       319,351
     11,900     @     Mettler Toledo Intl., Inc.          584,766

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO        as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
-----------------------------------------------------------------
                      ELECTRONICS (CONTINUED)
    172,950           Symbol Technologies, Inc.      $  2,549,283
     62,300     @     Waters Corp.                      2,976,695
                                                     ------------
                                                        8,173,748
                                                     ------------
                      ENERGY-ALTERNATE SOURCES: 0.0%
      4,700    @,L    KFX, Inc.                            35,814
                                                     ------------
                                                           35,814
                                                     ------------
                      ENGINEERING AND CONSTRUCTION: 1.3%
     20,100     @@    Chicago Bridge & Iron Co. NV        559,785
     15,100     @     Dycom Industries, Inc.              422,800
     29,500     L     Fluor Corp.                       1,406,265
      3,700     @     Jacobs Engineering Group,
                        Inc.                              145,706
                                                     ------------
                                                        2,534,556
                                                     ------------
                      ENVIRONMENTAL CONTROL: 0.9%
     24,800    @,L    Bennett Environmental, Inc.         310,024
     23,800    @,L    Ionics, Inc.                        672,350
     28,526    @,L    Tetra Tech, Inc.                    465,544
     13,100     @     Zenon Environmental, Inc.           224,725
                                                     ------------
                                                        1,672,643
                                                     ------------
                      FOOD: 4.5%
     21,000           Archer-Daniels-Midland Co.          352,380
     28,600           Corn Products Intl., Inc.         1,331,330
     53,493     @@    Glanbia PLC                         172,468
     33,500     L     Hershey Foods Corp.               1,550,045
  5,361,000     @@    Indofood Sukses Makmur Tbk PT       399,117
        189     @@    Lindt & Spruengli AG                198,447
     33,000           McCormick & Co., Inc.             1,122,000
    557,000           People's Food Holdings Ltd.         365,416
     86,500    @,L    Smithfield Foods, Inc.            2,543,100
      6,300    @,L    SunOpta, Inc.                        53,802
      4,100    @,L    Whole Foods Market, Inc.            391,345
      4,400     @@    Wimm-Bill-Dann Foods OJSC            61,380
                                                     ------------
                                                        8,540,830
                                                     ------------
                      FOREST PRODUCTS AND PAPER: 0.5%
        600     @     International Forest Products         3,043
    416,000           Lee & Man Paper Manufacturing
                        Ltd.                              373,343
      8,400     L     Plum Creek Timber Co., Inc.         273,672
    161,900     @     Sino-Forest Corp.                   297,053
                                                     ------------
                                                          947,111
                                                     ------------
                      HEALTHCARE -- PRODUCTS: 1.7%
     19,900     @     Cholestech Corp.                    162,185
     20,300    @,L    Edwards Lifesciences Corp.          707,455
     15,600     @     Epix Medical Inc.                   329,160
    786,000           Hengan International Group Co
                        Ltd.                              503,859
      3,700     @     Ocular Sciences, Inc.               140,600
      7,200     @     Orthologic Corp.                     62,424
      9,900     @     Possis Medical, Inc.                338,085
     12,200     @     Sola Intl., Inc.                    210,206
     11,200     @     Sonic Innovations Inc.               63,616
     16,900    @,L    Techne Corp.                        734,305
                                                     ------------
                                                        3,251,895
                                                     ------------
                      HEALTHCARE -- SERVICES: 3.9%
     15,300     A     Aetna, Inc.                       1,300,500
      9,365    @,L    American Healthways, Inc.           249,296
      3,000     @     Amerigroup Corp.                    147,600
      2,000     @     Centene Corp.                        77,100
     39,900     @     Covance, Inc.                     1,539,342
     17,150     @     Coventry Health Care, Inc.          838,635
     16,200     L     Health Management Associates,
                        Inc.                              363,204
     43,200     @     Inveresk Research Group, Inc.     1,332,288


  Shares                                                Value
-----------------------------------------------------------------
      9,800     @     Molina Healthcare, Inc.        $    374,164
      4,700     @     Pediatrix Medical Group, Inc.       328,295
     75,700     @     Res-Care, Inc.                      961,390
                                                     ------------
                                                        7,511,814
                                                     ------------
                      HOME BUILDERS: 0.5%
     65,000           Sekisui House Ltd.                  721,395
      6,300    @,L    Toll Brothers, Inc.                 266,616
                                                     ------------
                                                          988,011
                                                     ------------
                      HOME FURNISHINGS: 1.0%
     53,200     @@    Alba PLC                            779,061
     10,300           Harman Intl. Industries, Inc.       937,300
      2,656     @@    Rational AG                         172,881
     12,400    @,L    Tivo, Inc.                           87,916
                                                     ------------
                                                        1,977,158
                                                     ------------
                      HOUSEHOLD PRODUCTS/WARES: 0.2%
     16,450     @     Fossil, Inc.                        448,263
                                                     ------------
                                                          448,263
                                                     ------------
                      INSURANCE: 2.6%
     15,400     @     Assurant, Inc.                      406,252
      2,500           Brown & Brown, Inc.                 107,750
      1,550           MBIA, Inc.                           88,536
      2,200           Mercury General Corp.               109,230
     17,900     @     Ohio Casualty Corp.                 360,327
      4,300           Progressive Corp.                   366,790
     30,000           Reinsurance Group Of America      1,219,500
        200           Scottish Annuity & Life
                        Holdings LTD.                       4,650
      5,400           Stancorp Financial Group,
                        Inc.                              361,800
      2,300     @     UICI                                 54,763
     44,900           WR Berkley Corp.                  1,928,455
                                                     ------------
                                                        5,008,053
                                                     ------------
                      INTERNET: 0.7%
     12,500     @     aQuantive, Inc.                     123,500
     13,900    @,L    At Road, Inc.                       106,335
     25,700    @,L    Covad Communications Group,
                        Inc.                               61,680
     34,400     @     Doubleclick, Inc.                   267,288
      2,250    @,L    eResearch Technology, Inc.           63,000
      4,400    @,L    F5 Networks, Inc.                   116,512
      3,300           Netbank, Inc.                        36,069
     42,988    @,L    Realnetworks, Inc.                  294,038
      2,700    @,L    Sohu.com, Inc.                       53,676
      1,200    @,L    Symantec Corp.                       52,536
      1,900     @     Websense, Inc.                       70,737
                                                     ------------
                                                        1,245,371
                                                     ------------
                      IRON/STEEL: 6.6%
     25,900     @     AK Steel Holding Corp.              136,493
     76,800           BHP Steel Ltd.                      360,583
     77,270           IPSCO, Inc.                       1,733,568
    232,000           Nippon Steel Corp.                  486,899
     63,200           Nucor Corp.                       4,851,233
      3,600           Reliance Steel & Aluminum Co.       145,152
    132,800    @,L    Steel Dynamics, Inc.              3,802,064
     29,300     L     United States Steel Corp.         1,029,016
                                                     ------------
                                                       12,545,008
                                                     ------------
                      LEISURE TIME: 0.2%
      8,200     L     Royal Caribbean Cruises Ltd.        355,962
                                                     ------------
                                                          355,962
                                                     ------------
                      MACHINERY -- DIVERSIFIED: 2.5%
     89,300    @,L    Agco Corp.                        1,819,041
     42,550           Graco, Inc.                       1,321,178

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO        as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
-----------------------------------------------------------------
                      MACHINERY -- DIVERSIFIED (CONTINUED)
     16,500           Rockwell Automation, Inc.      $    618,915
     11,000    @,L    Zebra Technologies Corp.            957,000
                                                     ------------
                                                        4,716,134
                                                     ------------
                      MEDIA: 0.7%
     27,100           Astral Media, Inc.                  575,047
        100    @,@@   Modern Times Group AB                 1,938
      2,500     @     Salem Communications Corp/DE         67,825
        280     @     SKY Perfect Communications,
                        Inc.                              323,329
      8,800     @     Sogecable SA                        354,921
                                                     ------------
                                                        1,323,060
                                                     ------------
                      METAL FABRICATE/HARDWARE: 0.1%
      5,600           Commercial Metals Co.               181,720
                                                     ------------
                                                          181,720
                                                     ------------
                      MINING: 10.2%
     87,400           Agnico-Eagle Mines Ltd.           1,158,380
    100,200           Alumina Ltd.                        465,480
     93,200     @@    Cia de Minas Buenaventura SA      2,059,720
     26,100           Falconbridge Ltd.                   637,535
     83,000     L     Freeport-McMoRan Copper &
                        Gold, Inc.                      2,751,450
     10,000    @,L    Glamis Gold Ltd.                    175,288
      2,600           Goldcorp, Inc.                       30,342
     13,200     @     Golden Star Resources Ltd.           61,336
     55,600           Harmony Gold Mining Co. Ltd.        583,991
    147,300     @     High River Gold Mines Ltd.          179,078
     43,800     @     Inmet Mining Corp.                  604,363
    295,100     @     Kinross Gold Corp.                1,635,916
    169,700     L     Newmont Mining Corp.              6,577,572
     10,200    @,@@   Phelps Dodge Corp.                  790,602
     74,300           Teck Cominco Ltd.                 1,330,002
     93,700           WMC Resources Ltd.                  321,136
     20,500     @@    Xstrata PLC                         273,993
                                                     ------------
                                                       19,636,184
                                                     ------------
                      MISCELLANEOUS MANUFACTURING: 0.2%
      6,700     @     Cuno, Inc.                          357,445
      1,200           Teleflex, Inc.                       60,180
                                                     ------------
                                                          417,625
                                                     ------------
                      OIL AND GAS: 10.1%
         90           Apache Corp.                          3,920
     13,900           Burlington Resources, Inc.          502,902
     68,073     @@    Caltex Australia Ltd.               437,685
     28,900     @     Comstock Resources, Inc.            562,394
     44,400           Globalsantafe Corp.               1,176,600
     10,800           Helmerich & Payne, Inc.             282,420
          5     @@    JKX Oil & Gas PLC                        11
     30,600    @,@@   Nabors Industries Ltd.            1,383,732
     10,200           Niko Resources Ltd.                 293,657
     17,600     @     Noble Corp.                         666,864
     13,700           Noble Energy, Inc.                  698,700
     88,400     @     Parker Drilling Co.                 337,688
     95,700     @     PetroKazakhstan, Inc.             2,586,022
     47,600    @,L    Pioneer Drilling Co.                365,568
     19,700     @     Pioneer Natural Resources Co.       691,076
     32,464     @     Plains Exploration &
                        Production Co.                    595,714
      7,700           Pogo Producing Co.                  380,380
      8,600     @     Precision Drilling Corp.            411,694
     20,400    @,L    Premcor, Inc.                       765,000
     43,000    @,L    Pride Intl., Inc.                   735,730
     35,000    @,L    Rowan Cos., Inc.                    851,550
     72,200     @     Southwestern Energy Co.           2,069,973
     33,900           Talisman Energy, Inc.               736,643


  Shares                                                Value
-----------------------------------------------------------------
     27,800     @     Tesoro Petroleum Corp.         $    767,280
     17,400     @     Transocean, Inc.                    503,556
     12,000     @     Unit Corp.                          377,400
     16,100     L     Valero Energy Corp.               1,187,536
      4,800           Vintage Petroleum, Inc.              81,456
                                                     ------------
                                                       19,453,151
                                                     ------------
                      OIL AND GAS SERVICES: 5.7%
     39,600    @,L    BJ Services Co.                   1,815,264
     16,500     @     Cal Dive Intl., Inc.                500,280
      2,100           Carbo Ceramics, Inc.                143,325
     21,200     @     Cooper Cameron Corp.              1,032,440
     14,400     @     FMC Technologies, Inc.              414,720
     90,000    @,L    Global Industries Ltd.              514,800
     10,700     @     Gulf Island Fabrication, Inc.       231,441
     15,200     @     Hydril Co.                          478,800
     82,000    @, L   Input/Output, Inc.                  679,780
     14,800     @     Matrix Service Co.                  135,420
     15,700    @,L    National-Oilwell, Inc.              494,393
     21,300     @     Oceaneering Intl., Inc.             729,525
     41,600           Pason Systems, Inc.                 961,850
     13,600     @     Smith Intl., Inc.                   758,336
     46,700    @,L    Trico Marine Services, Inc.          21,015
     69,000     @     Varco Intl., Inc.                 1,510,410
      9,800     @     Weatherford Intl. Ltd.              440,804
                                                     ------------
                                                       10,862,603
                                                     ------------
                      PACKAGING AND CONTAINERS: 0.4%
     29,800           Packaging Corp. of America          712,220
                                                     ------------
                                                          712,220
                                                     ------------
                      PHARMACEUTICALS: 2.0%
     66,945     @     Caremark Rx, Inc.                 2,205,169
      9,700    @,L    Dendreon Corp.                      118,825
     12,600           Dr Reddy's Laboratories Ltd.        218,988
      8,800     @     HealthExtras, Inc.                  145,816
      7,745     @@    Merck KGaA                          468,320
        100    @,L    Nabi Biopharmaceuticals               1,422
      3,100     @     Neogen Corp.                         53,354
     14,300     @@    Ranbaxy Laboratories Ltd. GDR       282,282
      2,756     @@    Roche Holding AG                    272,871
          2     @@    Stada Arzneimittel AG                    84
        100     @@    Warner Chilcott PLC                   5,019
                                                     ------------
                                                        3,772,150
                                                     ------------
                      PIPELINES: 0.1%
      3,000           Enbridge Energy Partners LP         138,900
        100           Equitable Resources, Inc.             5,171
                                                     ------------
                                                          144,071
                                                     ------------
                      REAL ESTATE INVESTMENT TRUSTS: 0.2%
      2,900           CBL & Associates Properties,
                        Inc.                              159,500
      4,900           Pan Pacific Retail
                        Properties, Inc.                  247,548
                                                     ------------
                                                          407,048
                                                     ------------
                      RETAIL: 6.8%
     45,100     @     AC Moore Arts & Crafts, Inc.      1,240,701
      6,000    @,L    Buffalo Wild Wings, Inc.            165,900
     83,700    @,L    Carmax, Inc.                      1,830,519
      2,900    @,L    Chico's FAS, Inc.                   130,964
      6,400           Don Quijote Co Ltd.                 407,057
     12,400    @,L    HOT Topic, Inc.                     254,076
     43,500           Komeri Co Ltd.                    1,164,093
      6,400    @,L    Krispy Kreme Doughnuts, Inc.        122,176
     42,458           Massmart Holdings Ltd.              223,490
     18,100           Nitori Co Ltd.                    1,134,619
     51,600           Outback Steakhouse, Inc.          2,134,177
      9,600    @,L    Pacific Sunwear of California       187,872
     84,148     @@    Peacock Group PLC                   392,188

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO        as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
-----------------------------------------------------------------
                      RETAIL (CONTINUED)
      7,500           Plant Co Ltd.                  $    112,725
        600     @     Red Robin Gourmet Burgers,
                        Inc.                               16,422
      5,300     @     RONA, Inc.                          113,886
     26,000     L     Ross Stores, Inc.                   695,760
     22,100    @,L    Select Comfort Corp.                627,640
     88,575     @     Sonic Corp.                       2,015,081
        894           World Fuel Services Corp.            40,302
                                                     ------------
                                                       13,009,648
                                                     ------------
                      SAVINGS AND LOANS: 0.1%
      2,100     L     Golden West Financial Corp.         223,335
                                                     ------------
                                                          223,335
                                                     ------------
                      SEMICONDUCTORS: 0.4%
      3,000    @,L    Cree, Inc.                           69,840
      5,200     @     International Rectifier Corp.       215,384
      3,900           Intersil Corp.                       84,474
     13,972    @,L    Nvidia Corp.                        286,426
     11,400     @     Pixelworks, Inc.                    174,648
                                                     ------------
                                                          830,772
                                                     ------------
                      SOFTWARE: 2.5%
     26,100    @,L    Cerner Corp.                      1,163,538
    112,200     L     IMS Health, Inc.                  2,629,968
     44,600           iSOFT Group PLC                     350,219
      8,941    @,L    Mantech Intl. Corp.                 167,823
      6,354    @,L    PLATO Learning, Inc.                 62,968
      3,800    @,L    Renaissance Learning, Inc.           85,196
     12,200     @     THQ, Inc.                           279,380
     26,400     @     Vastera, Inc.                        79,200
                                                     ------------
                                                        4,818,292
                                                     ------------
                      TELECOMMUNICATIONS: 2.5%
     14,900     @@    America Movil SA de CV ADR          541,913
      2,800     @     Avaya, Inc.                          44,212
      8,900     @     Golden Telecom, Inc.                250,446
      3,700           Mobile Telesystems                  451,400
    157,600     @     MTN Group Ltd.                      723,023
     18,000     @     Netgear, Inc.                       193,320
     31,843    @,L    NII Holdings, Inc.                1,072,791
          6    @,@@   Option Intl.                            152
     34,100    @@,L   Philippine Long Distance
                        Telephone                         711,326
     47,300     @@    Telekomunikasi Indonesia Tbk
                        PT                                735,515
                                                     ------------
                                                        4,724,098
                                                     ------------
                      TRANSPORTATION: 0.5%
      3,300           Alexander & Baldwin, Inc.           110,385
      4,200           CH Robinson Worldwide, Inc.         192,528
      3,500     L     Expeditors Intl. Washington,
                        Inc.                              172,935
     21,200     @     Golar LNG Ltd.                      327,260
      2,500     @     Landstar System, Inc.               132,175
        900           Sea Containers Ltd.                  15,912
                                                     ------------
                                                          951,195
                                                     ------------
                      Total Common Stock
                        (Cost $181,063,223)           190,330,240
                                                     ------------
WARRANTS: 0.0%
                      BIOTECHNOLOGY: 0.0%
    132,250           Global Bio-Chem Technology
                        Group Co., Ltd.                     8,647
                                                     ------------
                      Total Warrants
                        (Cost $0)                           8,647
                                                     ------------
                      Total Long-Term Investments
                        (Cost $181,063,223)           190,330,240
                                                     ------------
 Principal
  Amount                                                Value
-----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 22.7%
                      SECURITY LENDING COLLATERAL(CC): 22.7%
$43,311,837           The Bank of New York
                        Institutional Cash Reserves
                        Fund, 1.254%, due 07/01/04   $ 43,311,837
                                                     ------------
                      Total Security Lending
                        Collateral (Cost
                        $43,311,837)                   43,311,837
                                                     ------------
                      Total Short-Term Investments
                        (Cost $43,311,837)             43,311,837
                                                     ------------

            TOTAL INVESTMENTS IN
              SECURITIES (COST
              $224,375,060)*                122.3%   $233,650,724
            OTHER ASSETS AND
              LIABILITIES-NET               (22.3)    (42,536,518)
                                            -----    ------------
            NET ASSETS                      100.0%   $191,114,206
                                            =====    ============

 @     Non-income producing security
 @@    Foreign issuer
 A     Related Party
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004.
 cc    Security purchased with cash collateral for securities
       loaned.
 *     Cost for federal income tax purposes is $224,479,571.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $17,639,019
      Gross Unrealized Depreciation                  (8,467,866)
                                                    -----------
      Net Unrealized Appreciation                   $ 9,171,153
                                                    ===========

At June 30, 2004, the following forward currency exchange contracts were outstanding for the ING FMR Diversified MidCap Portfolio:

                                                  IN                  UNREALIZED
                                  SETTLEMENT   EXCHANGE              APPRECIATION
CURRENCY               BUY/SELL      DATE        FOR       VALUE    (DEPRECIATION)
--------               --------   ----------   --------   -------   --------------
                                                   USD
EURO
EUR 5,284                Buy       07/01/04      6,436    $ 6,429       $  (7)
Hong Kong Dollar
HKD 97,020               Buy       11/12/04     12,440     12,439          (1)
Japanese Yen
JPY 4,399,846            Buy       07/02/04     40,604     40,323        (281)
                                                                        -----
                                                                        $(289)
                                                                        =====

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING GOLDMAN SACHS

INTERNET TOLLKEEPER(SM) PORTFOLIO                as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


 Shares                                                    Value
-------------------------------------------------------------------
COMMON STOCK: 96.7%
                ADVERTISING: 1.0%
  14,160        Lamar Advertising Co.                   $   613,836
                                                        -----------
                                                            613,836
                                                        -----------
                COMMERCIAL SERVICES: 3.0%
  37,650        Iron Mountain, Inc.                       1,816,989
                                                        -----------
                                                          1,816,989
                                                        -----------
                COMPUTERS: 6.1%
  82,320    @   Dell, Inc.                                2,948,702
  65,070        EMC Corp.                                   741,798
                                                        -----------
                                                          3,690,500
                                                        -----------
                DIVERSIFIED FINANCIAL SERVICES: 1.0%
  64,350        Charles Schwab Corp.                        618,404
                                                        -----------
                                                            618,404
                                                        -----------
                ENTERTAINMENT: 0.4%
   5,080        GTECH Holdings Corp.                        235,255
                                                        -----------
                                                            235,255
                                                        -----------
                INTERNET: 13.3%
  63,360        Avocent Corp.                             2,327,847
  40,440        Checkfree Corp.                           1,213,200
  19,700    @   eBay, Inc.                                1,811,415
  23,840    @   Symantec Corp.                            1,043,715
  45,280    @   Yahoo!, Inc.                              1,645,022
                                                        -----------
                                                          8,041,199
                                                        -----------
                MEDIA: 30.3%
 109,901        Cablevision Systems Corp.                 2,159,555
  75,750        Citadel Broadcasting Corp.                1,103,678
  63,360        Clear Channel Communications, Inc.        2,341,152
  42,010    @   Comcast Corp.                             1,159,896
  37,930    @   Cox Communications, Inc.                  1,054,075
  27,630    @   Echostar Communications Corp.               849,623
  10,570        Scripps Co. (E.W.)                        1,109,850
  93,070    @   Time Warner, Inc.                         1,636,171
  84,310        Univision Communications, Inc.            2,692,017
  76,610        Viacom, Inc.                              2,736,508
  31,370    @   Westwood One, Inc.                          746,606
  27,690        XM Satellite Radio Holdings, Inc.           755,660
                                                        -----------
                                                         18,344,791
                                                        -----------
                SEMICONDUCTORS: 9.8%
  85,170        Intel Corp.                               2,350,692
  24,590    @   Kla-Tencor Corp.                          1,214,254
  28,120        Linear Technology Corp.                   1,109,896
  37,830        Tessera Technologies, Inc.                  681,697
  16,450    @   Xilinx, Inc.                                547,950
                                                        -----------
                                                          5,904,489
                                                        -----------
                SOFTWARE: 10.1%
  22,800    @   Electronic Arts, Inc.                     1,243,740
  10,440        First Data Corp.                            464,789
 134,520        Microsoft Corp.                           3,841,891
  14,880        Salesforce.com, Inc.                        239,122
  11,530    @   Take-Two Interactive Software, Inc.         353,279
                                                        -----------
                                                          6,142,821
                                                        -----------


 Shares                                                    Value
-------------------------------------------------------------------
                TELECOMMUNICATIONS: 21.7%
  17,190        ADTRAN, Inc.                            $   573,630
 114,220    @   Cisco Systems, Inc.                       2,707,014
 344,130        Crown Castle Intl. Corp.                  5,075,917
  65,510        QUALCOMM, Inc.                            4,780,920
                                                        -----------
                                                         13,137,481
                                                        -----------
                Total Common Stock
                  (Cost $53,066,171)                     58,545,765
                                                        -----------

            TOTAL INVESTMENTS IN SECURITIES
              (COST $53,066,171)*             96.7%   $58,545,765
            OTHER ASSETS AND
              LIABILITIES-NET                  3.3      2,013,110
                                             -----    -----------
            NET ASSETS                       100.0%   $60,558,875
                                             =====    ===========

 @     Non-income producing security
 *     Cost for federal income tax purposes is $54,222,754
       financial statement purposes. Net unrealized
       appreciation consists of:

      Gross Unrealized Appreciation                  $ 6,494,556
      Gross Unrealized Depreciation                   (2,171,545)
                                                     -----------
      Net Unrealized Appreciation                    $ 4,323,011
                                                     ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING HARD ASSETS PORTFOLIO                        as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


  Shares                                                 Value
------------------------------------------------------------------
COMMON STOCK: 92.8%
                    CHEMICALS: 5.1%
     45,730   @,@@  Ciba Specialty Chemicals AG       $  3,293,553
     62,590    @@   Syngenta AG                          5,247,485
                                                      ------------
                                                         8,541,038
                                                      ------------
                    FOREST PRODUCTS & PAPER: 6.4%
     64,340   @,@@  Aracruz Celulose SA                  2,101,344
    710,200    @@   Klabin SA                              933,327
    394,830    @@   UPM-Kymmene OYJ                      7,512,978
                                                      ------------
                                                        10,547,649
                                                      ------------
                    IRON/STEEL: 3.8%
    187,012    @@   Arcelor                              3,144,192
    662,000    @@   Nippon Steel Corp                    1,389,342
     13,400    @@   POSCO                                1,727,910
                                                      ------------
                                                         6,261,444
                                                      ------------
                    MINING: 38.3%
    130,098         Alcoa, Inc.                          4,297,137
    243,772         Alumina Ltd.                           896,608
    351,219    @@   Anglo American PLC                   7,184,632
    688,442    @@   BHP Billiton Ltd.                    6,009,013
    131,484    @@   Cia de Minas Buenaventura SA         2,905,796
    370,786    @@   Gold Fields Ltd.                     3,898,110
     34,200    @@   Impala Platinum Holdings Ltd.        2,592,974
     48,690    @@   Inco Ltd.                            1,670,876
     87,530         MMC Norilsk Nickel                   4,787,891
    585,800    @@   Newcrest Mining Ltd.                 5,623,197
     95,263    @@   Newmont Mining Corp.                 3,692,394
  3,278,874   @,@@  Oxiana Resources NL                  1,895,778
    102,013   @,@@  Phelps Dodge Corp.                   7,907,027
     87,200    @@   Rio Tinto Ltd.                       2,183,736
     63,290    @@   Rio Tinto PLC                        1,521,935
    294,422    @@   Xstrata PLC                          3,935,095
  2,272,000    @@   Yanzhou Coal Mining Co. Ltd.         2,475,961
                                                      ------------
                                                        63,478,160
                                                      ------------

                    OIL AND GAS: 34.3%
  1,155,397    @@   BG Group PLC                         7,118,823
  1,364,310    @@   BP PLC                              12,049,235
     51,680         ChevronTexaco Corp.                  4,863,605
     62,830         ConocoPhillips                       4,793,301
    209,970    @@   ENI-Ente Nazionale Idrocarburi
                      S.p.A.                             4,169,102
    232,376         Exxon Mobil Corp.                   10,319,818
     38,510   @,@@  LUKOIL ADR                           4,033,923
    592,630    @@   Shell Transport & Trading Co.
                      PLC                                4,347,300


  Shares                                                 Value
------------------------------------------------------------------
     25,180    @@   Total SA                          $  4,800,538
 70,830,000    @@   Tupras Turkiye Petrol Rafine           465,359
                                                      ------------
                                                        56,961,004
                                                      ------------

                    OIL AND GAS SERVICES: 4.9%
     44,360         Baker Hughes, Inc.                   1,670,154
    350,550   @,@@  Saipem S.p.A.                        3,190,191
     52,560         Schlumberger Ltd.                    3,338,086
                                                      ------------
                                                         8,198,431
                                                      ------------
                    Total Common Stock
                      (Cost $144,610,719)              153,987,726
                                                      ------------

PREFERRED STOCK: 2.4%

                    OIL AND GAS: 2.4%
    160,050    @@   Petroleo Brasileiro SA --
                      Petrobras                          3,974,119
                                                      ------------
                    Total Preferred Stock
                      Cost $4,048,256)                   3,974,119
                                                      ------------

INVESTMENT COMPANY: 1.9%

                    EQUITY FUND: 1.9%
    300,000   @@,I  Novy Neft II Ltd.                    3,225,000
                                                      ------------
                    Total Investment Company
                      (Cost $3,524,535)                  3,225,000
                                                      ------------
                    Total Long-Term Investment
                      (Cost $152,183,510)              161,186,845
                                                      ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $152,183,510)*           97.1%   $161,186,845
            OTHER ASSETS AND
              LIABILITIES-NET                 2.9       4,779,306
                                            -----    ------------
            NET ASSETS                      100.0%   $165,966,151
                                            =====    ============

 @     Non-income producing security
 @@    Foreign issuer
 I     Illiquid security
 *     Cost for federal income tax purposes is $152,663,578.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $11,975,289
      Gross Unrealized Depreciation                  (3,452,022)
                                                    -----------
      Net Unrealized Appreciation                   $ 8,523,267
                                                    ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL PORTFOLIO                      as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


  Shares                                                 Value
------------------------------------------------------------------
COMMON STOCK: 98.2%
                  AUSTRALIA: 0.8%
   169,500        QBE Insurance Group Ltd.            $  1,511,348
                                                      ------------
                                                         1,511,348
                                                      ------------
                  BELGIUM: 3.0%
    92,800        Belgacom SA                            2,824,884
   132,600        Fortis                                 2,936,163
                                                      ------------
                                                         5,761,047
                                                      ------------
                  CANADA: 2.7%
    71,800        Encana Corp.                           3,085,673
   158,200        Methanex Corp.                         2,088,488
                                                      ------------
                                                         5,174,161
                                                      ------------
                  DENMARK: 1.7%
    90,900        Danske Bank A/S                        2,153,746
    32,200        TDC A/S                                1,046,233
                                                      ------------
                                                         3,199,979
                                                      ------------
                  FINLAND: 1.5%
   151,300        UPM-Kymmene OYJ                        2,878,995
                                                      ------------
                                                         2,878,995
                                                      ------------
                  FRANCE: 8.9%
    45,630        Lafarge SA                             4,069,299
    46,000        Schneider Electric SA                  3,139,683
   156,700        Societe Generale                       3,553,988
    40,300    L   Total SA                               5,224,358
    29,400        Valeo SA                               1,225,104
                                                      ------------
                                                        17,212,432
                                                      ------------
                  GERMANY: 4.0%
    53,000    L   Deutsche Boerse AG                     2,705,036
    48,100        RWE AG                                 2,264,755
    39,500        Siemens AG                             2,842,608
                                                      ------------
                                                         7,812,399
                                                      ------------
                  GREECE: 1.8%
    53,150        Alpha Bank A.E.                        1,351,496
   113,400        Greek Organization of Football
                    Prognostics SA                       2,141,263
                                                      ------------
                                                         3,492,759
                                                      ------------
                  HONG KONG: 0.4%
 1,092,000        Global Bio-Chem Technology Group
                    Co. Ltd.                               791,020
                                                      ------------
                                                           791,020
                                                      ------------
                  HUNGARY: 1.1%
   106,000        OTP Bank Rt.                           2,165,057
                                                      ------------
                                                         2,165,057
                                                      ------------
                  INDIA: 0.8%
   135,100        ICICI Bank Ltd.                        1,634,710
                                                      ------------
                                                         1,634,710
                                                      ------------
                  IRELAND: 1.0%
   126,400        Irish Life & Permanent PLC             1,945,372
                                                      ------------
                                                         1,945,372
                                                      ------------
                  ISRAEL: 0.9%
    27,100    L   Teva Pharmaceutical Industries ADR     1,823,559
                                                      ------------
                                                         1,823,559
                                                      ------------


  Shares                                                 Value
------------------------------------------------------------------
                  ITALY: 2.8%
   344,000        Enel S.p.A.                         $  2,758,094
   116,700        Saipem S.p.A.                          1,062,032
   351,000        Snam Rete Gas S.p.A.                   1,507,464
                                                      ------------
                                                         5,327,590
                                                      ------------
                  JAPAN: 24.8%
   212,000        Amano Corp.                            1,886,560
    39,000        Aoyama Trading Co Ltd                  1,056,179
    99,600        Chugai Pharmaceutical Co. Ltd.         1,562,711
    60,900        Familymart Co. Ltd.                    1,986,931
   113,000        Hino Motors Ltd.                         818,128
    98,000        Isetan Co. Ltd.                        1,410,970
       304        Japan Retail Fund Investment Corp.     2,097,897
   293,000        JGC Corp.                              2,819,502
    44,000        Kao Corp.                              1,060,532
    26,500        Kyocera Corp.                          2,248,911
       315        Mitsubishi Tokyo Financial Group,
                    Inc.                                 2,915,731
   224,000        NEC Corp.                              1,576,612
   355,000        Nikko Cordial Corp.                    1,721,074
       445        Nippon Telegraph & Telephone Corp.     2,377,629
   236,000        Nomura Holdings, Inc.                  3,493,012
    40,000        Promise Co. Ltd.                       2,668,744
   197,000        Sekisui House Ltd.                     2,186,381
    94,300        Shimano, Inc.                          2,246,987
    85,000    L   Shinsei Bank Ltd                         542,180
    40,150        T&D Holdings Inc                       2,005,384
    69,000        Takeda Chemical Industries Ltd.        3,029,006
    18,000        Takefuji Corp.                         1,304,862
   192,000        The Sumitomo Trust & Banking Co.
                    Ltd.                                 1,367,218
    65,200        Toyota Motor Corp.                     3,636,020
                                                      ------------
                                                        48,019,161
                                                      ------------
                  MALAYSIA: 2.7%
   952,100        AMMB Holdings BHD                        826,824
   128,300        British American Tobacco Malaysia
                    BHD                                  1,705,039
 1,004,500        Malayan Banking BHD                    2,669,855
                                                      ------------
                                                         5,201,718
                                                      ------------
                  MEXICO: 0.9%
   618,600        Wal-Mart de Mexico SA de CV            1,834,399
                                                      ------------
                                                         1,834,399
                                                      ------------
                  NETHERLANDS: 5.2%
   130,200        ASML Holding NV                        2,203,450
    49,154        Koninklijke Philips Electronics NV     1,323,444
    89,700    L   Royal Dutch Petroleum Co. ADR          4,634,799
    27,900        Unilever NV ADR                        1,904,286
                                                      ------------
                                                        10,065,979
                                                      ------------
                  NEW ZEALAND: 0.7%
   151,300        Fisher & Paykel Healthcare Corp.       1,268,296
                                                      ------------
                                                         1,268,296
                                                      ------------
                  NORWAY: 0.6%
   226,500        Tomra Systems ASA                      1,068,535
                                                      ------------
                                                         1,068,535
                                                      ------------
                  SINGAPORE: 2.0%
   281,200        CapitaCommercial Trust                   176,316
 1,406,000        CapitaLand Ltd.                        1,118,302
   118,000        DBS Group Holdings Ltd.                  986,502
   206,000        United Overseas Bank Ltd.              1,602,601
                                                      ------------
                                                         3,883,721
                                                      ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL PORTFOLIO          as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------


  Shares                                                 Value
------------------------------------------------------------------
                  SOUTH AFRICA: 1.3%
   233,200        Gold Fields Ltd. ADR                $  2,450,932
                                                      ------------
                                                         2,450,932
                                                      ------------
                  SPAIN: 2.0%
   146,369        Banco Bilbao Vizcaya Argentaria SA     1,955,314
   127,300        Telefonica SA                          1,881,784
                                                      ------------
                                                         3,837,098
                                                      ------------
                  SWEDEN: 2.9%
    36,500        Atlas Copco AB                         1,354,284
   808,500        Skandia Forsakrings AB                 3,348,649
    84,600        Swedish Match AB                         864,761
                                                      ------------
                                                         5,567,694
                                                      ------------
                  SWITZERLAND: 6.5%
    53,000    @   Credit Suisse Group                    1,883,184
     9,150        Nestle SA                              2,440,195
    54,000        Novartis AG                            2,394,960
    39,144        Roche Holding AG                       3,875,644
    27,800        UBS AG                                 1,958,919
                                                      ------------
                                                        12,552,902
                                                      ------------
                  UNITED KINGDOM: 15.3%
   544,500        BP PLC                                 4,808,885
   317,200        Diageo PLC                             4,276,925
   186,500    L   GlaxoSmithKline PLC                    3,774,509
   119,800        Imperial Tobacco Group PLC             2,581,017
   199,500        Kingfisher PLC                         1,035,633
 1,551,800        Legal & General Group PLC              2,673,479
   162,400        Provident Financial PLC                1,768,547
   118,200        Rio Tinto PLC                          2,842,356
   242,700        Severn Trent PLC                       3,503,486
 1,040,849        Vodafone Group PLC                     2,279,252
                                                      ------------
                                                        29,544,089
                                                      ------------
                  UNITED STATES: 1.9%
    59,100    L   Schlumberger Ltd.                      3,753,441
                                                      ------------
                                                         3,753,441
                                                      ------------
                  Total Common Stock
                    (Cost $167,163,892)                189,778,393
                                                      ------------
Principal
  Amount                                                 Value
------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 10.5%
                  REPURCHASE AGREEMENT: 3.7%
$7,268,000        Goldman Sachs Repurchase Agreement
                    dated 6/30/04, 1.500%, due
                    07/01/04, $7,268,303 to be
                    received upon repurchase
                    (Collateralized by $6,798,000
                    Federal U.S. Treasury Bond,
                    4.375%, Market Value plus
                    accrued interest $7,413,542, due
                    02/15/26)                         $  7,268,000
                                                      ------------
                  Total Repurchase Agreement
                    (Cost $7,268,000)                    7,268,000
                                                      ------------
                  SECURITY LENDING COLLATERAL(CC):
                    6.8%
   500,486        Arran Master Trust, 1.680%, due
                    09/15/05                               500,486
   800,000        Bank One Issuance Trust, 1.289%,
                    due 02/15/06                           800,000
   500,000        Capital Auto Rec Asset Trust,
                    1.279%, due 04/15/05                   500,000
   499,922        Chase Credit Card Master Trust,
                    1.289%, due 04/15/05                   499,922
   500,000        Daimler Chrysler Master Owner
                    Trust, 1.289%, due 02/15/06            500,000

Principal
  Amount                                                 Value
------------------------------------------------------------------
$  200,017        Daimler Chrysler Master Owner
                    Trust, 1.299%, due 02/15/06       $    200,017
   601,130        Discover Card Master Trust,
                    1.399%, due 03/15/05                   601,130
   500,000        Distribution Financial Service
                    Floorplan Master Trust, 1.339%,
                    due 04/17/06                           500,000
   199,976        Fleet Commerical Line Master
                    Trust, 1.520%, due 08/16/05            199,976
   250,000        MBNA CC Master Note Trust, 1.299%,
                    due 11/15/05                           250,000
   250,434        MBNA Master Credit Card Trust,
                    1.389%, due 02/15/06                   250,434
   500,000   @@   Mound Financing PLC, 1.320%, due
                    02/08/06                               500,000
 7,788,901        The Bank of New York Institutional
                    Cash Reserves Fund, 1.254%, due
                    07/01/04                             7,788,901
                                                      ------------
                  Total Securities Lending
                    Collateral
                    (Cost $13,090,866)                  13,090,866
                                                      ------------
                  Total Short-Term Investments
                    (Cost $20,358,866)                  20,358,866
                                                      ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $187,522,758)*          108.7%   $210,137,259
            OTHER ASSETS AND
              LIABILITIES-NET                (8.7)    (16,907,315)
                                            -----    ------------
            NET ASSETS                      100.0%   $193,229,944
                                            =====    ============

 @     Non-income producing security
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004
 cc    Security purchased with cash collateral for securities
       loaned.
 *     Cost for federal income tax purposes is $188,088,933. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $25,297,822
      Gross Unrealized Depreciation                  (3,249,496)
                                                    -----------
      Net Unrealized Appreciation                   $22,048,326
                                                    ===========

                                                   Percentage of
                  Industry                           Net Assets
-----------------------------------------------------------------
Agriculture                                              2.7%
Auto Manufacturers                                       2.3
Auto Parts and Equipment                                 0.6
Banks                                                   15.8
Beverages                                                2.2
Biotechnology                                            0.4
Building Materials                                       2.1
Chemicals                                                1.1
Cosmetics/Personal Care                                  0.5
Diversified Financial Services                           8.1
Electric                                                 2.6
Electronics                                              2.7
Engineering and Construction                             1.5
Entertainment                                            1.1
Environmental Control                                    0.6
Food                                                     2.2
Forest Products and Paper                                1.5
Gas                                                      0.8
Hand/Machine Tools                                       1.6
Healthcare-Products                                      0.7
Home Builders                                            1.1
Insurance                                                4.9
Leisure Time                                             1.2
Machinery -- Construction and Mining                     0.7
Mining                                                   2.7
Miscellaneous Manufacturing                              2.4

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL PORTFOLIO          as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                                   Percentage of
                  Industry                           Net Assets
-----------------------------------------------------------------
Oil and Gas                                              9.2%
Oil and Gas Services                                     2.5
Pharmaceuticals                                          8.5
Real Estate                                              0.6
REITs                                                    1.2
Retail                                                   3.8
Semiconductors                                           1.1
Telecommunications                                       5.4
Water                                                    1.8
Short-Term Investments                                  10.5
Other Assets and Liabilities, Net                       (8.7)
                                                       -----
NET ASSETS                                             100.0%
                                                       =====

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING JANUS SPECIAL EQUITY PORTFOLIO               as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


  Shares                                                Value
-----------------------------------------------------------------
COMMON STOCK: 96.7%
                    ADVERTISING: 1.9%
     68,465    @    Interpublic Group of Cos., Inc.  $    940,025
      3,255   @,L   Lamar Advertising Co.                 141,104
                                                     ------------
                                                        1,081,129
                                                     ------------
                    AEROSPACE/DEFENSE: 0.2%
      1,522   @,L   Alliant Techsystems, Inc.              96,403
                                                     ------------
                                                           96,403
                                                     ------------
                    AGRICULTURE: 2.4%
    132,207    @@   Swedish Match AB                    1,351,388
                                                     ------------
                                                        1,351,388
                                                     ------------
                    APPAREL: 1.3%
     21,240    L    Liz Claiborne, Inc.                   764,215
                                                     ------------
                                                          764,215
                                                     ------------
                    AUTO PARTS AND EQUIPMENT: 3.8%
     37,180         Lear Corp.                          2,193,248
                                                     ------------
                                                        2,193,248
                                                     ------------
                    BANKS: 3.3%
     21,135         Bank One Corp.                      1,077,885
     14,220         Wells Fargo & Co.                     813,811
                                                     ------------
                                                        1,891,696
                                                     ------------
                    BUILDING MATERIALS: 3.2%
     45,740    @@   Cemex SA de CV ADR                  1,331,034
     81,416    @@   Gujarat Ambuja Cements Ltd. GDR       503,151
                                                     ------------
                                                        1,834,185
                                                     ------------
                    CHEMICALS: 3.2%
     90,821   @@,   Reliance Industries Ltd. GDR        1,832,768
              #,L,I
                                                     ------------
                                                        1,832,768
                                                     ------------
                    COMMERCIAL SERVICES: 0.3%
      2,885         Moody's Corp.                         186,544
                                                     ------------
                                                          186,544
                                                     ------------
                    COMPUTERS: 6.3%
     32,470   @,L   Apple Computer, Inc.                1,056,574
     57,595   @,L   Cadence Design Systems, Inc.          842,615
     75,545    @    Ceridian Corp.                      1,699,762
                                                     ------------
                                                        3,598,951
                                                     ------------
                    DIVERSIFIED FINANCIAL SERVICES: 8.1%
    113,150   @,L   E*TRADE Group, Inc.                 1,261,623
      6,615         Fannie Mae                            472,046
     36,835         Freddie Mac                         2,331,655
     13,350         SLM Corp.                             540,008
                                                     ------------
                                                        4,605,332
                                                     ------------
                    ELECTRIC: 3.1%
     34,845    L    Duke Energy Corp.                     707,005
     99,160    @    Reliant Resources, Inc.             1,073,903
                                                     ------------
                                                        1,780,908
                                                     ------------
                    ENVIRONMENTAL CONTROL: 0.3%
     11,785   @,L   Allied Waste Industries, Inc.         155,326
                                                     ------------
                                                          155,326
                                                     ------------
                    FOREST PRODUCTS AND PAPER: 0.9%
     74,559   @@,I  Ballarpur Industries Ltd. GDR         499,493
                                                     ------------
                                                          499,493
                                                     ------------


  Shares                                                Value
-----------------------------------------------------------------
                    HOUSEHOLD PRODUCTS/WARES: 3.6%
     72,924    @@   Reckitt Benckiser PLC            $  2,064,386
                                                     ------------
                                                        2,064,386
                                                     ------------
                    INSURANCE: 7.1%
        689    @    Berkshire Hathaway, Inc.            2,035,995
     31,725    @    CNA Financial Corp.                   938,743
      9,380         Loews Corp.                           562,425
     13,785         Willis Group Holdings Ltd.            516,248
                                                     ------------
                                                        4,053,411
                                                     ------------
                    LODGING: 3.2%
     37,860         Station Casinos, Inc.               1,832,424
                                                     ------------
                                                        1,832,424
                                                     ------------
                    MEDIA: 15.8%
     77,135   @,L   Echostar Communications Corp.       2,371,900
        485    @@   Grupo Televisa SA ADR                  21,956
    297,346    @    Liberty Media Corp.                 2,673,140
     14,867    @    Liberty Media Intl., Inc.             551,566
     37,910    @    Playboy Enterprises, Inc.             440,135
     39,350    @    Sinclair Broadcast Group, Inc.        404,125
     73,805   @,L   UnitedGlobalCom, Inc.                 535,824
     77,140         Walt Disney Co.                     1,966,299
                                                     ------------
                                                        8,964,945
                                                     ------------
                    MISCELLANEOUS MANUFACTURING: 5.9%
    101,100    @@   Tyco Intl. Ltd.                     3,350,454
                                                     ------------
                                                        3,350,454
                                                     ------------
                    OIL AND GAS: 11.0%
      7,550         Anadarko Petroleum Corp.              442,430
     35,005    @@   BP PLC ADR                          1,875,218
    180,000   @,L   Magnum Hunter Resources, Inc.       1,868,400
     23,000         SK Corp.                              911,640
     46,640         Suncor Energy, Inc.                 1,194,450
                                                     ------------
                                                        6,292,138
                                                     ------------
                    PACKAGING AND CONTAINERS: 0.3%
      8,115         Packaging Corp. of America            193,949
                                                     ------------
                                                          193,949
                                                     ------------
                    PIPELINES: 1.1%
     17,819         Kinder Morgan Management LLC          655,205
                                                     ------------
                                                          655,205
                                                     ------------
                    RETAIL: 2.8%
      4,360         CVS Corp.                             183,207
     63,222    L    Fred's, Inc.                        1,396,574
                                                     ------------
                                                        1,579,781
                                                     ------------
                    SEMICONDUCTORS: 2.8%
    100,400   @,L   Advanced Micro Devices, Inc.        1,596,360
                                                     ------------
                                                        1,596,360
                                                     ------------
                    SOFTWARE: 4.8%
     98,595         Computer Associates Intl., Inc.     2,766,576
                                                     ------------
                                                        2,766,576
                                                     ------------
                    Total Common Stock
                      (Cost $44,794,729)               55,221,215
                                                     ------------
PREFERRED STOCK: 0.4%
                    ADVERTISING: 0.4%
      4,000   @,L   Interpublic Group of Cos., Inc.       204,120
                                                     ------------
                    Total Preferred Stock
                      (Cost $206,425)                     204,120
                                                     ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING JANUS SPECIAL EQUITY PORTFOLIO   as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                Value
-----------------------------------------------------------------
CORPORATE BONDS: 0.0%
                    RETAIL: 0.0%
$    25,000   @,I,  Ames Department Stores, Inc.,
               XX     0.000%, due 04/15/06           $         --
                                                     ------------
                    Total Corporate Bonds
                      (Cost $11,111)                           --
                                                     ------------
                    Total Long-Term Investments
                      (Cost $45,012,265)               55,425,335
                                                     ------------
SHORT-TERM INVESTMENTS: 20.5%
                    SECURITY LENDING COLLATERAL(CC): 20.5%
 11,729,999         The Bank of New York
                      Institutional Cash Reserves
                      Fund, 1.254%, due 07/01/04       11,729,999
                                                     ------------
                    Total Security Lending
                      Collateral (Cost $11,729,999)    11,729,999
                                                     ------------
                    Total Short-Term Investments
                      (Cost $11,729,999)               11,729,999
                                                     ------------

            TOTAL INVESTMENTS IN SECURITIES
              (COST $56,742,264)*            117.6%   $67,155,334
            OTHER ASSETS AND
              LIABILITIES-NET                (17.6)   (10,049,716)
                                             -----    -----------
            NET ASSETS                       100.0%   $57,105,618
                                             =====    ===========

 @     Non-income producing security
 @@    Foreign Issuer
 I     Illiquid securities
 XX    Value of securities obtained from one or more dealers
       making markets in the securities in accordance with the
       Fund's valuation procedures.
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004.
 *     Cost for federal income tax purposes is $57,182,291. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $11,169,617
      Gross Unrealized Depreciation                  (1,196,574)
                                                    -----------
      Net Unrealized Appreciation                   $ 9,973,043
                                                    ===========

At June 30, 2004, the following forward currency exchange contracts were outstanding for the ING Janus Special Equity Portfolio:

                                                  IN                      UNREALIZED
                                  SETTLEMENT   EXCHANGE                  APPRECIATION
CURRENCY               BUY/SELL      DATE         FOR        VALUE      (DEPRECIATION)
--------               --------   ----------   ---------   ----------   --------------
                                                    USD
Korean Won
KRW
360,000,000              Sell      11/15/04     299,332    $  308,852      $ (9,520)
Korean Won
KRW
500,000,000              Sell      11/12/04     421,656       429,021        (7,364)
Swedish Krona
SEK
9,000,000                Sell      10/15/04    1,162,671    1,193,039       (30,368)
Swedish Krona
SEK
600,000                  Sell      10/15/04      79,012        79,536          (524)
                                                                           --------
                                                                           $(47,776)
                                                                           ========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO      as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


  Shares                                               Value
----------------------------------------------------------------
COMMON STOCK: 94.3%
                    ADVERTISING: 1.2%
    276,900   @,L   Interpublic Group of Cos.,
                      Inc.                          $  3,801,837
                                                    ------------
                                                       3,801,837
                                                    ------------
                    AEROSPACE/DEFENSE: 3.6%
     91,100         Lockheed Martin Corp.              4,744,488
    130,600         Northrop Grumman Corp.             7,013,220
                                                    ------------
                                                      11,757,708
                                                    ------------
                    AIRLINES: 0.7%
    194,300   @,L   AMR Corp.                          2,352,973
                                                    ------------
                                                       2,352,973
                                                    ------------
                    APPAREL: 1.5%
    141,600         Polo Ralph Lauren Corp.            4,878,120
                                                    ------------
                                                       4,878,120
                                                    ------------
                    AUTO MANUFACTURERS: 0.9%
     78,100   @,L   Navistar Intl. Corp.               3,027,156
                                                    ------------
                                                       3,027,156
                                                    ------------
                    BANKS: 4.7%
    171,500         Bank of New York Co., Inc.         5,055,820
     67,100         Bank One Corp.                     3,422,100
    167,200         Mellon Financial Corp.             4,903,976
     45,300         Southwest Bancorp of Texas,
                      Inc.                             1,998,636
                                                    ------------
                                                      15,380,532
                                                    ------------
                    BIOTECHNOLOGY: 2.1%
    106,800    L    Cambrex Corp.                      2,694,564
    181,200   @,L   Medimmune, Inc.                    4,240,080
                                                    ------------
                                                       6,934,644
                                                    ------------
                    CHEMICALS: 4.4%
    115,400         Du Pont EI de Nemours & Co.        5,126,068
    194,700         Great Lakes Chemical Corp.         5,268,582
    236,800    L    Olin Corp.                         4,172,416
                                                    ------------
                                                      14,567,066
                                                    ------------
                    COAL: 2.2%
     89,700    L    Arch Coal, Inc.                    3,282,123
    106,200    L    Consol Energy, Inc.                3,823,200
                                                    ------------
                                                       7,105,323
                                                    ------------
                    COMMERCIAL SERVICES: 0.8%
     66,300   @,L   Weight Watchers Intl., Inc.        2,594,982
                                                    ------------
                                                       2,594,982
                                                    ------------
                    COMPUTERS: 1.8%
    168,300    @    Ceridian Corp.                     3,786,750
    137,300   @,L   Mentor Graphics Corp.              2,124,031
                                                    ------------
                                                       5,910,781
                                                    ------------
                    COSMETICS/PERSONAL CARE: 1.1%
     53,400         Kimberly-Clark Corp.               3,517,992
                                                    ------------
                                                       3,517,992
                                                    ------------
                    DIVERSIFIED FINANCIAL SERVICES: 3.6%
    102,800    L    Eaton Vance Corp.                  3,927,988
    268,400         Janus Capital Group, Inc.          4,425,916
     99,100         National Financial Partners
                      Corp.                            3,495,257
                                                    ------------
                                                      11,849,161
                                                    ------------
                    ELECTRIC: 1.1%
     92,100         Pinnacle West Capital Corp.        3,719,919
                                                    ------------
                                                       3,719,919
                                                    ------------


  Shares                                               Value
----------------------------------------------------------------
                    ELECTRONICS: 3.6%
    125,400    @    Agilent Technologies, Inc.      $  3,671,712
    554,000         Symbol Technologies, Inc.          8,165,960
                                                    ------------
                                                      11,837,672
                                                    ------------
                    FOOD: 1.7%
    303,200   @,L   Kroger Co.                         5,518,240
                                                    ------------
                                                       5,518,240
                                                    ------------
                    FOREST PRODUCTS AND PAPER: 7.2%
    175,700         Boise Cascade Corp.                6,613,348
     81,600    L    International Paper Co.            3,647,520
    196,700         MeadWestvaco Corp.                 5,781,013
    110,400         Temple-Inland, Inc.                7,645,200
                                                    ------------
                                                      23,687,081
                                                    ------------
                    HEALTHCARE -- SERVICES: 1.1%
    261,100   @,L   Tenet Healthcare Corp.             3,501,351
                                                    ------------
                                                       3,501,351
                                                    ------------
                    INSURANCE: 10.4%
    188,500   @,@@  Assured Guaranty Ltd.              3,195,075
    121,100    @@   Axis Capital Holdings Ltd.         3,390,800
     62,700         Cigna Corp.                        4,314,387
    159,900   @,L   Conseco Inc.                       3,182,010
    160,600    @    Genworth Financial, Inc.           3,685,770
    126,200   @,L   Principal Financial Group          4,389,236
    146,274    L    St. Paul Cos.                      5,929,948
     85,300   @@,L  XL Capital Ltd.                    6,436,738
                                                    ------------
                                                      34,523,964
                                                    ------------
                    INTERNET: 3.1%
    170,900   @,L   Doubleclick, Inc.                  1,327,893
    303,900    L    Network Associates, Inc.           5,509,707
    397,200   @,L   TIBCO Software, Inc.               3,356,340
                                                    ------------
                                                      10,193,940
                                                    ------------
                    MEDIA: 7.3%
    491,493   @,L   DIRECTV Group, Inc.                8,404,530
     34,100   @,L   Entercom Communications Corp.      1,271,930
    176,800   @,L   Radio One, Inc.                    2,830,568
    188,500         Viacom, Inc.                       6,733,220
    193,400    @    Westwood One, Inc.                 4,602,920
                                                    ------------
                                                      23,843,168
                                                    ------------
                    MINING: 4.0%
     99,000         Alcoa, Inc.                        3,269,970
     49,400    @@   Aluminum Corp. of China Ltd.       2,687,854
     69,300    @@   Cia Vale do Rio Doce               3,295,215
    366,000   @@,L  Harmony Gold Mining Co. Ltd.
                      ADR                              3,875,940
                                                    ------------
                                                      13,128,979
                                                    ------------
                    OIL AND GAS: 2.2%
    292,400   @,L   Rowan Cos., Inc.                   7,114,092
                                                    ------------
                                                       7,114,092
                                                    ------------
                    OIL AND GAS SERVICES: 7.5%
    106,200   @,L   Cooper Cameron Corp.               5,171,940
    145,900   @,L   National-Oilwell, Inc.             4,594,391
    126,200         Schlumberger Ltd.                  8,014,962
    153,400   @,L   Weatherford Intl. Ltd.             6,899,932
                                                    ------------
                                                      24,681,225
                                                    ------------
                    PHARMACEUTICALS: 4.9%
    105,100    @    Medco Health Solutions, Inc.       3,941,250
    120,900         Merck & Co., Inc.                  5,742,750
    184,000         Pfizer, Inc.                       6,307,520
                                                    ------------
                                                      15,991,520
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO      as of June 30, 2004 (Unaudited)
                                                                     (continued)
--------------------------------------------------------------------------------


  Shares                                               Value
----------------------------------------------------------------
                    RETAIL: 3.1%
    102,400   @,L   Brinker Intl., Inc.             $  3,493,888
    161,000         Limited Brands                     3,010,700
    128,500   @,L   Linens 'N Things, Inc.             3,766,335
                                                    ------------
                                                      10,270,923
                                                    ------------
                    SEMICONDUCTORS: 0.7%
  1,033,300    @    Agere Systems, Inc.                2,221,595
                                                    ------------
                                                       2,221,595
                                                    ------------
                    SOFTWARE: 3.9%
    280,700         Microsoft Corp.                    8,016,792
    253,600    @    Peoplesoft, Inc.                   4,691,600
                                                    ------------
                                                      12,708,392
                                                    ------------
                    TELECOMMUNICATIONS: 2.6%
    176,700    @@   Nokia OYJ ADR                      2,569,218
    381,900   @,@@, Nortel Networks Corp.              1,905,681
               L
    163,800         SBC Communications, Inc.           3,972,150
                                                    ------------
                                                       8,447,049
                                                    ------------
                    TRANSPORTATION: 1.3%
    128,900    L    CSX Corp.                          4,224,053
                                                    ------------
                                                       4,224,053
                                                    ------------
                    Total Common Stock
                      (Cost $279,289,761)            309,291,438
                                                    ------------
 Principal
  Amount                                               Value
----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 30.0%
                    COMMERCIAL PAPER: 6.3%
$15,000,000         American Express, 1.300%,
                      due 07/01/04                  $ 15,000,000
  5,513,000         General Electric, 1.250%,
                      due 07/01/04                     5,513,000
                                                    ------------
                    Total Commercial Paper
                      (Cost $20,513,000)              20,513,000
                                                    ------------
                    SECURITY LENDING COLLATERAL(CC): 23.7%
  1,000,089         American Express Master Trust,
                      1.289%, due 06/15/05             1,000,089
  1,626,202         Americredit Auto Rec Trust,
                      1.410%, due 10/06/05             1,626,202
  2,001,946         Arran Master Trust, 1.680%,
                      due 09/15/05                     2,001,946
  2,000,000         Bank One Issuance Trust,
                      1.289%, due 02/15/06             2,000,000
  1,417,036         Capital Auto Rec Asset Trust,
                      1.289%, due 04/15/05             1,417,036
  1,000,000         Capital One Master Trust,
                      1.319%, due 04/15/05             1,000,000

 Principal
  Amount                                               Value
----------------------------------------------------------------
$ 1,000,000         Capital One Multi-Asset EX
                      Trust, 1.429%, due 09/15/05   $  1,000,000
    999,844         Chase Credit Card Master
                      Trust, 1.289%, due 02/15/06        999,844
    500,000         Citibank CC Issuance Trust,
                      1.560%, due 09/15/05               500,000
  1,500,000         Daimler Chrysler Master Owner
                      Trust, 1.289%, due 02/15/06      1,500,000
  1,000,938         Discover Card Master Trust,
                      1.419%, due 03/15/05             1,000,938
  2,000,000         Distrubution Financial Service
                      Floorplan Master Trust,
                      1.339%, due 04/17/06             2,000,000
  1,999,855         Fleet CC Master Trust, 1.289%,
                      due 04/15/05                     1,999,855
  1,999,759         Fleet Commerical Line Master
                      Trust, 1.520%, due 04/15/05      1,999,759
  2,000,000         Goldman Sachs Promissory Note,
                      1.700%, due 10/01/04             2,000,000
    500,000         Household PRVT Label CC Master
                      Trust, 1.509%,
                      due 09/15/05                       500,000
  1,000,000         MBNA CC Master Note Trust,
                      1.299%, due 11/15/05             1,000,000
  1,500,000    @@   Mound Financing PLC, 1.320%,
                      due 02/08/06                     1,500,000
 52,850,112         The Bank of New York
                      Institutional Cash Reserves
                      Fund, 1.254%, due 07/01/04      52,850,112
                                                    ------------
                    Total Security Lending
                      Collateral
                      (Cost $77,895,781)              77,895,781
                                                    ------------
                    Total Short-Term Investments
                      (Cost $98,408,781)              98,408,781
                                                    ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $377,698,542)*          124.3%   $407,700,219
            OTHER ASSETS AND
              LIABILITIES-NET               (24.3)    (79,820,422)
                                            -----    ------------
            NET ASSETS                      100.0%   $327,879,797
                                            =====    ============

 @     Non-income producing security
 @@    Foreign issuer
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004.
 cc    Security purchased with cash collateral for securities
       loaned.
 *     Cost for federal income tax purposes is $379,612,017.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $34,510,721
      Gross Unrealized Depreciation                  (6,422,519)
                                                    -----------
      Net Unrealized Appreciation                   $28,088,202
                                                    ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING JPMORGAN SMALL CAP EQUITY PORTFOLIO          as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


  Shares                                                Value
-----------------------------------------------------------------
COMMON STOCK: 95.9%
                   AEROSPACE/DEFENSE: 2.4%
     25,250   @,L  Alliant Techsystems, Inc.         $  1,599,335
     38,400        Curtiss-Wright Corp.                 2,157,696
                                                     ------------
                                                        3,757,031
                                                     ------------
                   APPAREL: 2.2%
     72,800    @   Quiksilver, Inc.                     1,733,368
     25,400    @   Timberland Co.                       1,640,586
                                                     ------------
                                                        3,373,954
                                                     ------------
                   AUTO MANUFACTURERS: 1.0%
     26,500        Oshkosh Truck Corp.                  1,518,715
                                                     ------------
                                                        1,518,715
                                                     ------------
                   AUTO PARTS AND EQUIPMENT: 0.9%
     31,600        Bandag, Inc.                         1,407,148
                                                     ------------
                                                        1,407,148
                                                     ------------
                   BANKS: 7.0%
     11,709        Alabama National Bancorp               649,498
     20,200        Bank of the Ozarks, Inc.               470,660
     28,600        Boston Private Financial
                     Holdings, Inc.                       662,376
     68,400        East-West Bancorp, Inc.              2,099,880
     39,800    L   Hancock Holding Co.                  1,156,588
     40,000        Hudson United BanCorp.               1,491,200
     15,586    L   MB Financial Corp.                     573,721
     25,600        South Financial Group, Inc.            725,504
     55,200        Sterling Bancshares, Inc.              783,288
     35,300        UCBH Holdings, Inc.                  1,395,056
     15,800        Wintrust Financial Corp.               798,058
                                                     ------------
                                                       10,805,829
                                                     ------------
                   BIOTECHNOLOGY: 0.5%
     41,400   @,L  Serologicals Corp.                     827,586
                                                     ------------
                                                          827,586
                                                     ------------
                   CHEMICALS: 2.6%
     41,100        Albemarle Corp.                      1,300,815
     45,700        Georgia Gulf Corp.                   1,638,802
     40,500        Spartech Corp.                       1,050,570
                                                     ------------
                                                        3,990,187
                                                     ------------
                   COMMERCIAL SERVICES: 2.0%
     27,800        Banta Corp.                          1,234,598
    149,000    @   MPS Group, Inc.                      1,805,880
                                                     ------------
                                                        3,040,478
                                                     ------------
                   COMPUTERS: 3.9%
     44,400    @   CACI Intl., Inc.                     1,795,536
      6,400    @   Electronics For Imaging                180,864
     20,100    L   Imation Corp.                          856,461
     57,200    @   Intergraph Corp.                     1,479,192
     34,600   @,L  Micros Systems, Inc.                 1,659,762
                                                     ------------
                                                        5,971,815
                                                     ------------
                   DISTRIBUTION/WHOLESALE: 1.0%
     52,500        Watsco, Inc.                         1,473,675
                                                     ------------
                                                        1,473,675
                                                     ------------
                   DIVERSIFIED FINANCIAL SERVICES: 1.4%
     29,600   @,L  Affiliated Managers Group            1,490,952
     15,100   @,L  Piper Jaffray Cos.                     682,973
                                                     ------------
                                                        2,173,925
                                                     ------------
                   ELECTRICAL COMPONENTS AND EQUIPMENT: 1.4%
     71,300        Ametek, Inc.                         2,203,170
                                                     ------------
                                                        2,203,170
                                                     ------------


  Shares                                                Value
-----------------------------------------------------------------
                   ELECTRONICS: 2.1%
     19,300        Brady Corp.                       $    889,730
     16,600   @,L  Cymer, Inc.                            621,504
     85,900   @,L  Paxar Corp.                          1,676,768
                                                     ------------
                                                        3,188,002
                                                     ------------
                   ENTERTAINMENT: 1.0%
     41,100    @   Argosy Gaming Co.                    1,545,360
                                                     ------------
                                                        1,545,360
                                                     ------------
                   ENVIRONMENTAL CONTROL: 0.9%
     47,850   @,L  Waste Connections, Inc.              1,419,231
                                                     ------------
                                                        1,419,231
                                                     ------------
                   FOOD: 0.1%
     10,000    @   Hain Celestial Group, Inc.             181,000
                                                     ------------
                                                          181,000
                                                     ------------
                   FOREST PRODUCTS AND PAPER: 0.3%
     28,900        Wausau-Mosinee Paper Corp.             499,970
                                                     ------------
                                                          499,970
                                                     ------------
                   GAS: 0.9%
     23,500        Atmos Energy Corp.                     601,600
     19,800        New Jersey Resources Corp.             823,284
                                                     ------------
                                                        1,424,884
                                                     ------------
                   HAND/MACHINE TOOLS: 1.0%
     18,100        Kennametal, Inc.                       828,980
     34,500        Regal-Beloit Corp.                     767,970
                                                     ------------
                                                        1,596,950
                                                     ------------
                   HEALTHCARE -- PRODUCTS: 7.7%
     33,500   @,L  Advanced Medical Optics, Inc.        1,426,095
     35,500    L   Cooper Cos., Inc.                    2,242,534
     19,700        Datascope Corp.                        781,893
     16,800    @   Idexx Laboratories, Inc.             1,057,392
     35,200        Invacare Corp.                       1,574,144
     27,000    @   Ocular Sciences, Inc.                1,026,000
    149,400   @,L  PSS World Medical, Inc.              1,673,280
     12,600    @   Respironics, Inc.                      740,250
     43,200    @   Sybron Dental Specialties, Inc.      1,289,520
                                                     ------------
                                                       11,811,108
                                                     ------------
                   HEALTHCARE -- SERVICES: 2.8%
     17,200    @   Amerigroup Corp.                       846,240
     54,000   @,L  Kindred Healthcare, Inc.             1,422,900
     44,900   @,L  Sierra Health Services               2,007,030
                                                     ------------
                                                        4,276,170
                                                     ------------
                   HOME BUILDERS: 0.7%
     29,500        Winnebago Industries                 1,099,760
                                                     ------------
                                                        1,099,760
                                                     ------------
                   HOUSEHOLD PRODUCTS/WARES: 4.3%
     36,500        Church & Dwight, Inc.                1,670,970
     60,900    @   Fossil, Inc.                         1,659,525
     50,750    @   Jarden Corp.                         1,826,493
     22,200    @   Scotts Co.                           1,418,136
                                                     ------------
                                                        6,575,124
                                                     ------------
                   HOUSEWARES: 1.5%
     32,900        Toro Co.                             2,305,303
                                                     ------------
                                                        2,305,303
                                                     ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING JPMORGAN SMALL CAP EQUITY PORTFOLIO          as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
-----------------------------------------------------------------
                   INSURANCE: 1.4%
     13,500    @   Philadelphia Consolidated
                     Holding Co.                     $    810,945
     46,700    L   Platinum Underwriters Holdings
                     Ltd.                               1,421,081
                                                     ------------
                                                        2,232,026
                                                     ------------
                   INTERNET: 0.8%
     32,800    @   Avocent Corp.                        1,205,072
                                                     ------------
                                                        1,205,072
                                                     ------------
                   IRON/STEEL: 1.0%
     28,600   @,L  Cleveland-Cliffs, Inc.               1,612,754
                                                     ------------
                                                        1,612,754
                                                     ------------
                   LEISURE TIME: 0.6%
     19,300    L   Polaris Industries, Inc.               926,400
                                                     ------------
                                                          926,400
                                                     ------------
                   LODGING: 1.3%
     77,000    L   Boyd Gaming Corp.                    2,045,890
                                                     ------------
                                                        2,045,890
                                                     ------------
                   MACHINERY -- DIVERSIFIED: 4.3%
     52,950        IDEX Corp.                           1,818,833
     47,400        Manitowoc Co.                        1,604,490
     32,900    @   Unova, Inc.                            666,225
     73,600        Wabtec Corp.                         1,327,744
     14,500   @,L  Zebra Technologies Corp.             1,261,500
                                                     ------------
                                                        6,678,792
                                                     ------------
                   MEDIA: 1.3%
     55,000    @   Emmis Communications Corp.           1,153,900
     77,300    @   Sinclair Broadcast Group, Inc.         793,871
                                                     ------------
                                                        1,947,771
                                                     ------------
                   METAL FABRICATE/HARDWARE: 1.9%
     47,600        Commercial Metals Co.                1,544,620
     45,700        Kaydon Corp.                         1,413,501
                                                     ------------
                                                        2,958,121
                                                     ------------
                   MINING: 0.3%
     18,700   @,L  Century Aluminum Co.                   463,573
                                                     ------------
                                                          463,573
                                                     ------------
                   MISCELLANEOUS MANUFACTURING: 2.2%
     48,200   @,L  Actuant Corp.                        1,879,318
     33,200        Aptargroup, Inc.                     1,450,508
                                                     ------------
                                                        3,329,826
                                                     ------------
                   OIL AND GAS: 5.5%
     77,600        Patina Oil & Gas Corp.               2,317,912
     81,700    @   Plains Exploration & Production
                     Co.                                1,499,195
     73,600    @   Southwestern Energy Co.              2,110,112
     42,500    L   St. Mary Land & Exploration Co.      1,515,125
     47,300    @   Swift Energy Co.                     1,043,438
                                                     ------------
                                                        8,485,782
                                                     ------------
                   OIL AND GAS SERVICES: 0.9%
     30,400    @   Maverick Tube Corp.                    798,304
     24,200    @   Varco Intl., Inc.                      529,738
                                                     ------------
                                                        1,328,042
                                                     ------------
                   PHARMACEUTICALS: 1.5%
     15,800   @,L  Cephalon, Inc.                         853,200
     40,200   @,L  Medicines Co.                        1,226,502
      3,200    @   Neurocrine Biosciences, Inc.           165,920
                                                     ------------
                                                        2,245,622
                                                     ------------


  Shares                                                Value
-----------------------------------------------------------------
                   REAL ESTATE: 0.8%
     43,900    @   Jones Lang LaSalle, Inc.          $  1,189,690
                                                     ------------
                                                        1,189,690
                                                     ------------
                   REAL ESTATE INVESTMENTS TRUST: 0.7%
     20,100        Alexandria Real Estate Equities,
                     Inc.                               1,141,278
                                                     ------------
                                                        1,141,278
                                                     ------------
                   RETAIL: 8.8%
     48,850   @,L  Ann Taylor Stores Corp.              1,415,673
     28,950        Applebees Intl., Inc.                  666,429
     21,500   @,L  Chico's FAS, Inc.                      970,940
     24,700    @   Finish Line                            745,199
     32,400   @,L  Genesco, Inc.                          765,612
     44,100        Kenneth Cole Productions, Inc.       1,511,307
     29,600        Lithia Motors, Inc.                    733,488
     62,000    L   Lone Star Steakhouse & Saloon        1,685,779
     24,600    @   Luby's, Inc.                           169,986
     36,800    @   Men's Wearhouse, Inc.                  971,152
     48,800   @,L  Papa John's Intl., Inc.              1,441,552
     26,300        Regis Corp.                          1,172,717
     36,800   @,L  School Specialty, Inc.               1,336,208
                                                     ------------
                                                       13,586,042
                                                     ------------
                   SEMICONDUCTORS: 4.3%
     92,900    @   Anadigics, Inc.                        479,271
    131,000    @   Axcelis Technologies, Inc.           1,629,640
    135,200    @   Cirrus Logic, Inc.                     812,552
     69,200   @,L  FSI Intl., Inc.                        540,452
     20,900    @   International Rectifier Corp.          865,678
     37,700    @   Standard Microsystems Corp.            879,164
     34,900   @,L  Varian Semiconductor Equipment
                     Associates, Inc.                   1,345,744
                                                     ------------
                                                        6,552,501
                                                     ------------
                   SOFTWARE: 2.8%
     50,700    @   Filenet Corp.                        1,600,599
     27,000   @,L  Hyperion Solutions Corp.             1,180,440
     30,500        Inter-Tel, Inc.                        761,585
     80,500   @,L  MSC.Software Corp.                     720,475
      6,000    @   Transaction Systems Architects,
                     Inc.                                 129,180
                                                     ------------
                                                        4,392,279
                                                     ------------
                   TELECOMMUNICATIONS: 0.9%
     52,000   @,L  Commscope, Inc.                      1,115,400
     13,700    @   Tekelec                                248,929
                                                     ------------
                                                        1,364,329
                                                     ------------
                   TRANSPORTATION: 4.2%
     36,300        Arkansas Best Corp.                  1,194,996
     57,900   @,L  EGL, Inc.                            1,540,140
     39,600    @   Landstar System, Inc.                2,093,652
     31,600        UTI Worldwide, Inc.                  1,665,004
                                                     ------------
                                                        6,493,792
                                                     ------------
                   WATER: 0.8%
     11,800        American States Water Co.              274,232
     44,150        Aqua America, Inc.                     885,208
                                                     ------------
                                                        1,159,440
                                                     ------------
                   Total Common Stock
                     (Cost $130,000,327)              147,805,397
                                                     ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING JPMORGAN SMALL CAP EQUITY PORTFOLIO          as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                Value
-----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 15.6%
                   SECURITY LENDING COLLATERAL(CC): 15.6%
$24,051,598        The Bank of New York
                     Institutional Cash Reserves
                     Fund, 1.254%, due 07/01/04      $ 24,051,598
                                                     ------------
                   Total Security Lending
                     Collateral
                     (Cost $24,051,598)                24,051,598
                                                     ------------
                   Total Short-Term Investments
                     (Cost $24,051,598)                24,051,598
                                                     ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $154,051,925)*          111.5%   $171,856,995
            OTHER ASSETS AND
              LIABILITIES-NET               (11.5)    (17,707,331)
                                            -----    ------------
            NET ASSETS                      100.0%   $154,149,664
                                            =====    ============

 @     Non-income producing security
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004.
 cc    Security purchased with cash collateral for securities
       loaned.
 *     Cost for federal income tax purposes is $154,098,282.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $19,387,966
      Gross Unrealized Depreciation                  (1,629,253)
                                                    -----------
      Net Unrealized Appreciation                   $17,758,713
                                                    ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING JULIUS BAER FOREIGN PORTFOLIO                as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
COMMON STOCK: 79.7%
                     ARGENTINA: 0.0%
      11,180         Grupo Financiero Galicia SA    $     59,142
                                                    ------------
                                                          59,142
                                                    ------------
                     AUSTRALIA: 1.3%
      25,505         Amcor Ltd.                          123,835
     119,333         AMP Ltd.                            526,198
      68,601         John Fairfax Holdings Ltd.          178,248
      68,153         Newcrest Mining Ltd.                654,212
      33,770         News Corp. Ltd.                     298,287
      18,151    @    Sons of Gwalia Ltd.                  34,898
      61,781         Southcorp Ltd                       135,135
                                                    ------------
                                                       1,950,813
                                                    ------------
                     AUSTRIA: 1.9%
      19,225         Bank Austria Creditanstalt AG     1,127,401
       3,592         Erste Bank Der
                       Oesterreichischen
                       Sparkassen AG                     564,193
       1,777         Flughafen Wien AG                   102,478
       3,069         OMV AG                              597,460
      13,996         Wienerberger AG                     487,177
                                                    ------------
                                                       2,878,709
                                                    ------------
                     BELGIUM: 1.2%
       1,753         Almancora Comm Va                    88,511
       9,171         Almanij NV                          547,294
      10,946         Belgacom SA                         333,202
      14,511         Fortis                              321,317
       7,762         Interbrew                           246,951
       4,486         KBC Bancassurance Holding           258,103
                                                    ------------
                                                       1,795,378
                                                    ------------
                     BRAZIL: 0.1%
      26,192    L    Centrais Eletricas
                       Brasileiras SA ADR                130,452
       5,800         Cia de Concessoes Rodoviarias        65,547
                                                    ------------
                                                         195,999
                                                    ------------
                     CANADA: 0.9%
      18,359         Canadian Natural Resources
                       Ltd.                              548,408
       8,302         Encana Corp.                        356,786
       2,862    @    OPTI Canada Inc                      40,024
       2,806         Petro-Canada                        120,653
      19,882    L    Telesystem Intl. Wireless,
                       Inc.                              194,446
                                                    ------------
                                                       1,260,317
                                                    ------------
                     CZECH REPUBLIC: 1.5%
      16,738         Cesky Telecom AS                    204,379
      18,476         Komercni Banka AS                 2,073,830
                                                    ------------
                                                       2,278,209
                                                    ------------
                     DENMARK: 0.2%
          17         AP Moller -- Maersk A/S             116,872
       4,788         H Lundbeck A/S                      104,236
         735         Kobenhavns Lufthavne                107,075
                                                    ------------
                                                         328,183
                                                    ------------
                     FINLAND: 0.9%
      24,312         Fortum OYJ                          310,581
      45,924         Nokia OYJ                           662,657
      17,500         UPM-Kymmene OYJ                     332,996
                                                    ------------
                                                       1,306,234
                                                    ------------
                     FRANCE: 8.0%
       8,132         Accor                               343,216
         789         Air Liquide                         130,455
      30,830    @    Alcatel SA                          475,618


   Shares                                              Value
----------------------------------------------------------------
       2,147         Atos Origin                    $    137,921
       8,726         Aventis SA                          658,752
      18,560         BNP Paribas                       1,141,469
      12,720         Bouygues                            425,893
       9,486         Carrefour SA                        460,260
      13,795         France Telecom                      359,506
       1,557         Gecina SA                           122,374
       3,438         LVMH Moet Hennessy Louis
                       Vuitton SA                        248,670
       1,086         Pernod-Ricard                       138,867
       2,697         Renault SA                          205,409
      23,026         Sanofi-Synthelabo SA              1,459,558
       3,719         SNECMA                               72,848
      15,379         Suez SA                             320,142
       1,655         Technip SA                          224,511
       4,086         Thales SA                           149,485
      16,782         Total SA                          3,199,470
       1,032         Unibail                             106,724
       2,351         Valeo SA                             97,967
      23,303         Veolia Environnement                657,473
      21,751    @    Vivendi Universal SA                603,364
                                                    ------------
                                                      11,739,952
                                                    ------------
                     GERMANY: 7.6%
      37,689         Actris AG                           325,170
       3,143         Adidas-Salomon AG                   375,509
       8,744         BASF AG                             468,621
      20,940         Bayerische Hypo-und
                       Vereinsbank AG                    373,233
      24,464    @    Commerzbank AG                      431,579
       5,863         Deutsche Bank AG                    461,162
      12,714         Deutsche Post AG                    274,101
      78,019    @    Deutsche Telekom AG               1,371,618
      20,508         E.ON AG                           1,477,101
      26,231         Fraport AG Frankfurt Airport
                       Services Worldwide                733,382
         578         Freenet.de AG                        49,577
       2,984         Fresenius Medical Care AG           221,096
       4,135         Henkel KGaA                         322,980
       8,175         Hypo Real Estate Holding            239,204
       2,603         Medion AG                           104,192
      38,531         Metro AG                          1,828,269
       4,571         Muenchener Rueckversicherungs
                       AG                                496,624
         220         Puma AG Rudolf Dassler Sport         55,808
       1,664         Rhoen Klinikum AG                    89,483
       7,196         RWE AG                              338,819
       6,724         Schering AG                         396,766
      11,365         Siemens AG                          817,880
                                                    ------------
                                                      11,252,174
                                                    ------------
                     GREECE: 0.3%
       4,454         Coca Cola Hellenic Bottling
                       Co. SA                            104,044
      21,322         Hellenic Telecommunications
                       Organization SA                   277,054
                                                    ------------
                                                         381,098
                                                    ------------
                     HUNGARY: 2.1%
       3,476         Egis Rt.                            154,306
       1,438         Gedeon Richter Rt.                  144,414
     139,522         Matav Magyar Tavkozlesi Rt          558,442
     109,251         OTP Bank Rt.                      2,231,460
                                                    ------------
                                                       3,088,622
                                                    ------------
                     INDONESIA: 0.4%
   1,518,797         Bank Mandiri Persero PT             189,799
     625,000         Indofood Sukses Makmur Tbk PT        46,530

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING JULIUS BAER FOREIGN PORTFOLIO    as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     INDONESIA (CONTINUED)
      46,275         Semen Gresik Persero Tbk PT    $     39,373
     436,059         Telekomunikasi Indonesia Tbk
                       PT                                343,189
                                                    ------------
                                                         618,891
                                                    ------------
                     IRELAND: 0.2%
       4,656    @    Celtic Resources Holdings PLC        33,775
       7,600         Depfa Bank PLC                      110,034
     105,820    @    Dragon Oil PLC                       80,849
                                                    ------------
                                                         224,658
                                                    ------------
                     ITALY: 3.9%
      24,548         Assicurazioni Generali S.p.A.       662,135
      11,208    @    Banca Antonveneta S.p.A             230,315
     212,194         Banca Intesa S.p.A.                 828,711
     121,183         Banca Nazionale del Lavoro
                       S.p.A.                            281,605
      27,932         Banca Popolare di Milano SCRL       179,433
     143,142         Beni Stabili S.p.A                  107,975
      43,223         Capitalia S.p.A.                    135,149
     113,701         Cassa di Risparmio di Firenze
                       S.p.A                             215,801
      34,299         Credito Emiliano S.p.A              281,676
      98,862         Enel S.p.A.                         792,647
      40,859         ENI-Ente Nazionale
                       Idrocarburi S.p.A.                811,284
      22,980         Saipem S.p.A.                       209,130
      61,178         Telecom Italia S.p.A.               190,174
      69,943         Terna S.p.A.                        151,471
     147,761         Unicredito Italiano S.p.A.          729,879
                                                    ------------
                                                       5,807,385
                                                    ------------
                     JAPAN: 13.5%
       4,025         Aeon Credit Service Co Ltd.         268,542
       6,180         Canon, Inc.                         325,666
      19,388         Credit Saison Co. Ltd.              582,804
       3,000         Daihatsu Motor Co Ltd.               21,693
       4,520         Denso Corp                          105,217
       6,000         Fuji Photo Film Co. Ltd.            188,058
          99         Fuji Television Network, Inc.       226,825
       6,500         Hitachi Capital Corp                120,927
      18,276         Hitachi Ltd.                        125,787
      10,626         Honda Motor Co. Ltd.                512,237
       7,172         Ito-Yokado Co. Ltd.                 306,953
      22,664         Kao Corp.                           546,271
      31,920         Koito Manufacturing Co Ltd.         234,613
      76,280         Matsushita Electric
                       Industrial Co. Ltd.             1,082,873
         140         Mitsubishi Tokyo Financial
                       Group, Inc.                     1,295,880
       1,000         Nidec Corp.                         102,461
          33         Nippon Telegraph & Telephone
                       Corp.                             176,319
      63,100         Nissan Motor Co. Ltd.               701,465
     136,973         Nomura Holdings, Inc.             2,027,324
     587,929         Nomura TOPIX Exchange Traded
                       Fund                            6,498,120
          95         NTT Docomo, Inc.                    169,775
      61,000         Sanyo Electric Co. Ltd.             251,010
      16,000         Sharp Corp.                         255,584
      45,897         Shiseido Co. Ltd.                   578,365
         827         SMC Corp.                            89,434
      27,590         Sony Corp.                        1,039,224
         200         Takeda Chemical Industries
                       Ltd.                                8,780
      51,074    @    The Seiyu Ltd.                      167,571
      11,000         The Sumitomo Trust & Banking
                       Co. Ltd.                           78,330
      36,600         Tokyo Broadcasting System,
                       Inc.                              644,018
      12,700         Toyota Motor Corp.                  514,448


   Shares                                              Value
----------------------------------------------------------------
       9,361         Uni-Charm Corp.                $    466,699
       8,000         Yamaha Motor Co Ltd.                124,566
                                                    ------------
                                                      19,837,839
                                                    ------------
                     LUXEMBOURG: 0.1%
       4,572    L    Millicom International
                       Cellular SA                        99,944
       1,786         SBS Broadcasting SA                  54,848
                                                    ------------
                                                         154,792
                                                    ------------
                     MEXICO: 0.6%
      53,227         Fomento Economico Mexicano SA
                       de CV                             243,405
     182,203         Grupo Financiero Banorte SA
                       de CV                             644,418
      38,047         Grupo Financiero Inbursa SA          53,410
                                                    ------------
                                                         941,233
                                                    ------------
                     NETHERLANDS: 2.5%
       7,890         Euronext NV                         218,865
       4,206         European Aeronautic Defense
                       and Space Co.                     117,082
         301         Grolsch NV                            8,972
      26,130         Heineken NV                         858,676
       9,744         Koninklijke Philips
                       Electronics NV                    262,352
      15,278         Royal Dutch Petroleum Co.           784,040
      20,410         Unilever NV ADR                   1,393,064
       3,617         VNU NV                              105,043
                                                    ------------
                                                       3,748,094
                                                    ------------
                     NORWAY: 1.1%
      10,115         Norsk Hydro ASA                     657,406
       2,168         Sparebanken Rogaland                 85,544
      47,671         Statoil ASA                         605,215
      30,807         Telenor ASA                         214,225
                                                    ------------
                                                       1,562,390
                                                    ------------
                     PHILIPPINES: 0.2%
     501,000         Ayala Corp.                          50,854
      64,800         Bank of the Philippine
                       Islands                            49,620
       3,143         Globe Telecom, Inc.                  45,895
       5,200         Philippine Long Distance
                       Telephone                         108,472
                                                    ------------
                                                         254,841
                                                    ------------
                     POLAND: 2.4%
      13,782    @    Agora SA                            177,815
     103,981    @    Bank Millennium SA                   80,438
      42,394         Bank Pekao SA                     1,416,153
       1,629         Bank Przemyslowo-Handlowy PBK
                       SA                                184,838
      27,012         Bank Zachodni WBK SA                634,184
       4,113    @    BRE Bank SA                         116,812
      20,508    @    Budimex SA                          241,851
      10,268         Orbis SA                             66,655
     136,344         Telekomunikacja Polska SA           564,243
                                                    ------------
                                                       3,482,989
                                                    ------------
                     PORTUGAL: 0.5%
      75,824         Banco Comercial Portugues SA        177,122
      83,069         Electricidade de Portugal SA        232,451
       6,708    @    Jeronimo Martins                     75,084
      35,858         Media Capital SGPS                  187,594
       8,796         Portugal Telecom SGPS SA             94,924
                                                    ------------
                                                         767,175
                                                    ------------
                     RUSSIA: 1.4%
       7,447         Moscow City Telephone                89,364
       2,606    L    North-West Telecom                   65,150
       3,423         Sberbank RF                       1,389,738

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING JULIUS BAER FOREIGN PORTFOLIO    as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     RUSSIA (CONTINUED)
         889         Sibirtelecom                   $     34,635
      10,714         Sun Interbrew Ltd.                   78,211
      21,814         Uralsvyazinform                     167,968
      18,226         VolgaTelecom                        102,066
      12,141         Wimm-Bill-Dann Foods OJSC           169,367
                                                    ------------
                                                       2,096,499
                                                    ------------
                     SOUTH AFRICA: 0.4%
      65,866         Nedcor Ltd.                         654,180
                                                    ------------
                                                         654,180
                                                    ------------
                     SPAIN: 1.1%
       3,450         Altadis SA                          106,615
         775         Banco Pastor SA                      23,469
      42,592         Endesa SA                           820,821
       2,933         Fadesa SA                            42,821
       5,323         Gestevision Telecinco SA             79,463
       7,548         Grupo Empresarial Ence SA           207,542
      11,095         Iberdrola SA                        234,203
       8,364         Promotora de Informaciones SA
                       (PRISA)                           146,128
                                                    ------------
                                                       1,661,062
                                                    ------------
                     SWEDEN: 0.7%
       5,703         Autoliv, Inc. ADR                   238,100
      11,749    @    Elekta AB                           259,687
      14,119         Getinge AB                          166,813
       6,418         Nobia AB                             75,614
      27,521         Skandia Forsakrings AB              113,987
      74,687    @    Telefonaktiebolaget LM
                       Ericsson                          220,107
                                                    ------------
                                                       1,074,308
                                                    ------------
                     SWITZERLAND: 6.1%
       2,208         Adecco SA                           110,013
      18,793    @    Credit Suisse Group                 667,749
       9,073         Nestle SA                         2,419,660
      60,274         Novartis AG                       2,659,006
      24,708         Roche Holding AG                  2,446,337
       3,535         Swatch Group AG                     460,080
       3,751         UBS AG                              264,313
                                                    ------------
                                                       9,027,158
                                                    ------------
                     TURKEY: 3.1%
 231,549,542         Akbank Tas                          850,367
 176,153,278    @    Dogan Sirketler Grubu Holding       245,712
  15,201,746    @    Dogan Yayin Holding                  46,609
     549,000    @    Enka Insaat ve Sanayi AS             11,283
 218,183,704         Haci Omer Sabanci Holding AS        646,906
  69,407,821         KOC Holding AS                      313,364
  29,100,398         Migros Turk TAS                     141,188
   4,719,000         Trakya Cam Sanayi AS                 10,812
  29,147,707         Turk DIS Ticaret Bankasi             41,050
   9,081,000         Turk Sise ve Cam Fabrikalari
                       AS                                 16,828
  19,461,697         Turkcell Iletisim Hizmet AS         239,993
 305,008,399         Turkiye Garanti Bankasi AS          909,476
 255,478,733         Turkiye IS Bankasi                  929,640
   7,662,000         Vestel Elektronik Sanayi             23,492
  83,514,958    @    Yapi VE Kredi Bankasi               199,783
                                                    ------------
                                                       4,626,503
                                                    ------------
                     UKRAINE: 0.0%
         419    I    Centrenergo ADR                       7,918
                                                    ------------
                                                           7,918
                                                    ------------


   Shares                                              Value
----------------------------------------------------------------
                     UNITED KINGDOM: 15.3%
      14,798         Allied Domecq PLC              $    126,264
      14,194         AstraZeneca PLC                     636,828
      82,197         BAA PLC                             825,071
      65,408         BAE Systems PLC                     260,068
      10,660         Boots Group PLC                     133,004
     444,519         BP PLC                            3,925,879
       8,448         British Land Co. PLC                106,247
      33,696    @    British Sky Broadcasting PLC        380,090
       7,313         Burberry Group PLC                   54,209
      34,926         Centrica PLC                        142,194
     121,337         Diageo PLC                        1,636,031
     118,234         GlaxoSmithKline PLC               2,392,897
       8,562         Highland Gold Mining Ltd             34,936
     140,404         Hilton Group PLC                    702,759
      10,939         Imperial Tobacco Group PLC          235,674
      16,514         Marks & Spencer Group PLC           108,637
      25,656         National Grid Transco PLC           197,973
      25,342         Pearson PLC                         307,917
      18,726    @    Peter Hambro Mining PLC             140,932
      31,948    @    Rank Group PLC                      173,813
      35,797         Reckitt Benckiser PLC             1,013,368
      28,995         Reed Elsevier PLC                   281,842
      67,427         Royal & Sun Alliance
                       Insurance Group                   100,880
      62,568         Royal Bank of Scotland Group
                       PLC                             1,801,858
      11,438         Scottish & Newcastle PLC             90,076
       9,615         Scottish & Southern Energy
                       PLC                               118,832
     142,677         Shell Transport & Trading Co.
                       PLC                             1,046,623
      27,404         Smith & Nephew PLC                  294,952
     380,797         Tesco PLC                         1,838,657
   1,270,072         Vodafone Group PLC                2,781,204
      18,404         William Hill PLC                    184,901
      32,150         WPP Group PLC                       326,502
                                                    ------------
                                                      22,401,118
                                                    ------------
                     VENEZUELA: 0.2%
      12,918         Cia Anonima Nacional
                       Telefonos de Venezuela --
                       CANTV ADR                         260,298
                                                    ------------
                                                         260,298
                                                    ------------
                     Total Common Stock
                       (Cost $116,146,002)           117,724,161
                                                    ------------
INVESTMENT COMPANIES: 4.2%
                     GERMANY: 1.9%
      80,905         EETF -- iShares DJ Euro STOXX
                       50                              2,839,791
                                                    ------------
                                                       2,839,791
                                                    ------------
                     UNITED KINGDOM: 2.3%
     418,932         iShares PLC-FTSE 100              3,413,101
                                                    ------------
                                                       3,413,101
                                                    ------------
                     Total Investment Companies
                       (Cost $6,185,655)               6,252,892
                                                    ------------
PREFERRED STOCK: 0.2%
                     GERMANY: 0.2%
       1,291         Henkel KGaA                         110,263
       7,000         ProSieben SAT.1 Media AG            126,044
                                                    ------------
                                                         236,307
                                                    ------------
                     Total Preferred Stock
                       (Cost $219,588)                   236,307
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING JULIUS BAER FOREIGN PORTFOLIO    as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
WARRANTS: 0.8%
                     INDIA: 0.1%
       3,809   @,E   ICICI Bank Ltd.                $     20,264
      11,694   @,E   ICICI Bank Ltd.                      62,212
      34,061   @,E   ICICI Bank Ltd.                     181,204
                                                    ------------
                                                         263,680
                                                    ------------
                     INDONESIA: 0.4%
          61   @,E   Morgan Stanley, due 10/08/04        616,893
                                                    ------------
                                                         616,893
                                                    ------------
                     PHILIPPINES: 0.3%
          36   @,E   Morgan Stanley, due 11/03/04        439,002
                                                    ------------
                                                         439,002
                                                    ------------
                     Total Warrants
                       (Cost $734,611)                 1,319,575
                                                    ------------
 Principal
   Amount                                              Value
----------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 6.8%
                     UNITED STATES: 6.8%
$ 10,000,000         US Treasury Bill, 0.000%,
                       due 08/26/04                 $  9,981,000
                                                    ------------
                                                       9,981,000
                                                    ------------
                     Total U.S. Treasury
                       Obligations
                       (Cost $9,981,333)               9,981,000
                                                    ------------
CORPORATE BONDS: 1.3%
                     HUNGARY: 1.3%
 153,230,000    +    Hungary Government Bond,
                       5.500%, due 02/12/14              598,243
 130,240,000    +    Hungary Government Bond,
                       6.250%, due 06/12/08              556,125
  75,180,000    +    Hungary Government Bond,
                       6.750%, due 02/12/13              320,842
  68,130,000    +    Hungary Government Bond,
                       7.000%, due 06/24/09              297,516
                                                    ------------
                     Total Corporate Bonds
                       (Cost $1,737,311)               1,772,726
                                                    ------------

 Principal
   Amount                                              Value
----------------------------------------------------------------
OTHER BONDS: 0.2%
                     VENEZUELA: 0.2%
$    432,000    L    Venezuela Government Intl.
                       Bond, 9.250%, due 09/15/27   $    367,200
                                                    ------------
                                                         367,200
                                                    ------------
                     Total Other Bonds
                       (Cost $366,083)                   367,200
                                                    ------------
                     Total Long-Term Investments
                       (Cost $135,370,583)           137,653,861
SHORT-TERM INVESTMENTS: 0.4%
                     SECURITY LENDING COLLATERAL(CC): 0.4%
     632,466         The Bank of New York
                       Institutional Cash Reserves
                       Fund, 1.254%                      632,466
                                                    ------------
                                                         632,466
                                                    ------------
                     Total Short-Term Investments
                       (Cost $632,466)                   632,466
                                                    ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $136,003,049)*           93.6%   $138,286,327
            OTHER ASSETS AND
              LIABILITIES-NET                 6.4       9,433,718
                                            -----    ------------
            NET ASSETS                      100.0%   $147,720,045
                                            =====    ============

 @     Non-income producing security
 @@    Foreign issuer
 +     Principal amount denominated in Hungarian Forints
 I     Illiquid
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004.
 E     Equity Linked Product
 cc    Security purchased with cash collateral for securities
       loaned.
 *     Cost for federal income tax purposes is $136,144,395.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                  $ 4,952,669
      Gross Unrealized Depreciation                   (2,810,737)
                                                     -----------
      Net Unrealized Appreciation                    $ 2,141,932
                                                     ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING LEGG MASON VALUE PORTFOLIO                   as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


  Shares                                                Value
-----------------------------------------------------------------
COMMON STOCK: 98.1%
                   ADVERTISING: 2.3%
    565,600   @@   WPP Group PLC                     $  5,744,006
                                                     ------------
                                                        5,744,006
                                                     ------------
                   BANKS: 4.6%
    145,100        Bank One Corp.                       7,400,100
    542,700   @@   Lloyds TSB Group PLC                 4,249,224
                                                     ------------
                                                       11,649,324
                                                     ------------
                   COMMERCIAL SERVICES: 2.9%
    215,600        McKesson Corp.                       7,401,548
                                                     ------------
                                                        7,401,548
                                                     ------------
                   COMPUTERS: 2.6%
     47,100        International Business Machines
                     Corp.                              4,151,865
    177,200   @@   Seagate Technology, Inc.             2,556,996
                                                     ------------
                                                        6,708,861
                                                     ------------
                   DIVERSIFIED FINANCIAL SERVICES: 9.6%
     74,200        Capital One Financial Corp.          5,073,796
    132,200        Citigroup, Inc.                      6,147,300
     12,200        Countrywide Financial Corp.            857,050
     74,700        Fannie Mae                           5,330,592
    184,700        JPMorgan Chase & Co.                 7,160,819
                                                     ------------
                                                       24,569,557
                                                     ------------
                   ELECTRIC: 3.4%
    858,700    @   AES Corp.                            8,526,891
                                                     ------------
                                                        8,526,891
                                                     ------------
                   ENVIRONMENTAL CONTROL: 3.1%
    256,700        Waste Management, Inc.               7,867,855
                                                     ------------
                                                        7,867,855
                                                     ------------
                   FOOD: 4.6%
    261,200        Albertson's, Inc.                    6,932,248
    268,800    @   Kroger Co.                           4,892,160
                                                     ------------
                                                       11,824,408
                                                     ------------
                   HEALTHCARE -- PRODUCTS: 1.7%
    124,700        Baxter Intl., Inc.                   4,303,397
                                                     ------------
                                                        4,303,397
                                                     ------------
                   HEALTHCARE -- SERVICES: 7.7%
    168,400        Health Net, Inc.                     4,462,600
    223,900    @   Tenet Healthcare Corp.               3,002,499
    193,600        UnitedHealth Group, Inc.            12,051,600
                                                     ------------
                                                       19,516,699
                                                     ------------
                   INSURANCE: 3.8%
    126,700        MGIC Investment Corp.                9,611,462
                                                     ------------
                                                        9,611,462
                                                     ------------


  Shares                                                Value
-----------------------------------------------------------------
                   INTERNET: 16.0%
    364,600        Amazon.Com, Inc.                  $ 19,834,241
    100,400    @   eBay, Inc.                           9,231,780
    389,700        InterActiveCorp.                    11,745,558
                                                     ------------
                                                       40,811,579
                                                     ------------
                   MEDIA: 6.1%
    141,200        Comcast Corp.                        3,957,836
    333,000    @   DIRECTV Group Inc/The                5,694,300
    329,400    @   Time Warner, Inc.                    5,790,852
                                                     ------------
                                                       15,442,988
                                                     ------------
                   MISCELLANEOUS MANUFACTURING: 10.3%
    284,700        Eastman Kodak Co.                    7,681,206
    563,700   @@   Tyco Intl. Ltd.                     18,681,018
                                                     ------------
                                                       26,362,224
                                                     ------------
                   RETAIL: 2.3%
    164,800        Home Depot, Inc.                     5,800,960
                                                     ------------
                                                        5,800,960
                                                     ------------
                   SAVINGS AND LOANS: 2.8%
    187,200        Washington Mutual, Inc.              7,233,408
                                                     ------------
                                                        7,233,408
                                                     ------------
                   SOFTWARE: 4.3%
    143,300    @   Electronic Arts, Inc.                7,817,015
     81,400    @   Intuit, Inc.                         3,140,412
                                                     ------------
                                                       10,957,427
                                                     ------------
                   TELECOMMUNICATIONS: 10.0%
    729,100    @   Nextel Communications, Inc.         19,437,806
  1,671,100        Qwest Communications Intl.           5,999,249
                                                     ------------
                                                       25,437,055
                                                     ------------
                   Total Common Stock
                     (Cost $230,807,620)              249,769,649
                                                     ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $230,807,620)*           98.1%   $249,769,649
            OTHER ASSETS AND
              LIABILITIES-NET                 1.9       4,745,958
                                            -----    ------------
            NET ASSETS                      100.0%   $254,515,607
                                            =====    ============

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is $232,410,742.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $19,510,092
      Gross Unrealized Depreciation                  (2,151,185)
                                                    -----------
      Net Unrealized Appreciation                   $17,358,907
                                                    ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING LIMITED MATURITY BOND PORTFOLIO              as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

 Principal
  Amount                                                Value
-----------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 37.4%
                    FEDERAL HOME LOAN BANK: 2.9%
$ 5,000,000         4.130%, due 01/14/05            $   5,064,125
  8,000,000         4.630%, due 04/15/05                8,162,416
                                                    -------------
                                                       13,226,541
                                                    -------------
                    FEDERAL HOME LOAN MORTGAGE CORPORATION: 25.0%
  5,685,000         2.750%, due 02/09/07                5,608,986
      1,130         3.130%, due 01/01/17                    1,135
     30,378         3.000%, due 07/01/24                   31,017
 10,000,000         3.000%, due 07/15/04               10,007,289
 12,500,000         4.500%, due 08/15/04               12,546,434
 40,000,000         4.500%, due 07/23/07               40,059,039
  6,519,539         4.500%, due 04/01/14                6,398,024
  5,000,000         5.250%, due 01/15/06                5,188,605
  5,500,000         5.500%, due 07/15/06                5,758,418
     96,694         6.000%, due 06/01/11                  101,245
    171,938         6.000%, due 04/01/13                  179,840
  1,836,000         6.500%, due 07/15/34                1,913,457
  5,000,000         6.880%, due 01/15/05                5,137,795
  5,000,000         7.000%, due 07/15/05                5,242,115
 17,175,604         7.000%, due 07/15/31               17,874,409
                                                    -------------
                                                      116,047,808
                                                    -------------
                    FEDERAL NATIONAL MORTGAGE ASSOCIATION: 9.4%
     36,958         3.330%, due 12/01/17                   37,648
  2,000,000         3.880%, due 03/15/05                2,028,672
  3,000,000         5.500%, due 02/15/06                3,131,103
 22,500,000         5.500%, due 05/02/06               21,412,536
  2,500,000         5.750%, due 06/15/05                2,586,215
     93,310         6.000%, due 02/01/13                   97,565
    166,791         6.000%, due 04/01/13                  174,365
    311,268         6.000%, due 07/01/16                  324,894
    423,969         6.000%, due 03/01/17                  442,345
    315,465         6.000%, due 05/01/17                  329,139
    313,063         6.000%, due 09/01/17                  326,632
  2,354,510         6.500%, due 10/01/22                2,465,796
  1,332,970         6.500%, due 02/01/29                1,398,682
    512,617         6.500%, due 10/01/32                  534,301
  7,000,000         7.000%, due 07/15/05                7,338,898
    916,544         7.000%, due 10/01/32                  967,617
    108,136         7.500%, due 08/01/27                  116,183
                                                    -------------
                                                       43,712,591
                                                    -------------
                    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
                      0.1%
     33,970         6.000%, due 12/15/08                   35,687
     29,855         6.000%, due 01/15/09                   31,357
    232,204         6.000%, due 04/15/13                  243,566
     62,231         7.500%, due 01/15/24                   67,384
     23,067         7.500%, due 07/15/27                   24,913
    107,629         8.000%, due 05/15/17                  118,897
     12,069         8.000%, due 06/15/17                   13,332
     12,580         8.000%, due 07/15/17                   13,897
     10,539         9.000%, due 12/15/26                   11,795
      6,925         9.500%, due 03/15/20                    7,835
     43,751         9.500%, due 07/15/21                   49,522
                                                    -------------
                                                          618,185
                                                    -------------
                    Total U.S. Government Agency
                      Obligations
                      (Cost $174,107,315)             173,605,125
                                                    -------------

 Principal
  Amount                                                Value
-----------------------------------------------------------------
CORPORATE BONDS: 40.1%
                    AGRICULTURE: 0.7%
$ 1,000,000         Altria Group, Inc., 6.380%,
                      due 02/01/06                  $   1,037,103
  2,000,000         Altria Group, Inc., 7.200%,
                      due 02/01/07                      2,107,228
                                                    -------------
                                                        3,144,331
                                                    -------------
                    AUTO MANUFACTURERS: 0.9%
  3,934,000         DaimlerChrysler NA Holding
                      Corp., 6.400%, due 05/15/06       4,142,337
                                                    -------------
                                                        4,142,337
                                                    -------------
                    BANKS: 4.8%
  5,000,000         Bank of America Corp., 5.250%,
                      due 02/01/07                      5,219,554
    640,000    @@   Bank of Ireland, 1.800%, due
                      12/29/49                            540,082
    370,000    @@   Hongkong & Shanghai Banking
                      Corp. Ltd., 1.310%, due
                      07/29/49                            314,245
  1,350,000    @@   HSBC Bank PLC, 1.980%, due
                      06/29/49                          1,142,847
  1,390,000    @@   Lloyds TSB Bank PLC, 1.270%,
                      due 08/29/49                      1,197,367
    410,000         M&T Bank Corp., 3.850%, due
                      04/01/13                            402,508
  1,470,000    @@   National Westminster Bank PLC,
                      1.440%, due 11/29/49              1,243,263
    440,000    @@   Societe Generale, 1.690%, due
                      11/29/49                            367,911
    850,000    @@   Standard Chartered PLC,
                      1.320%, due 01/29/49                666,547
    280,000    @@   Standard Chartered PLC,
                      1.380%, due 07/29/49                219,613
  2,380,000    @@   Standard Chartered PLC,
                      1.800%, due 11/29/49              1,879,553
  1,950,000    @@   Standard Chartered PLC,
                      2.070%, due 12/29/49              1,535,625
  2,000,000         Union Planters Bank NA,
                      5.130%, due 06/15/07              2,098,384
  3,000,000         Wachovia Corp., 7.5500%, due
                      08/18/05, 7.550%, due
                      08/18/05                          3,161,807
  2,000,000    L    Wells Fargo & Co., 5.250%, due
                      12/01/07                          2,088,394
    260,000    @@   Westpac Banking Corp., 1.340%,
                      due 09/29/49                        219,564
                                                    -------------
                                                       22,297,264
                                                    -------------
                    BEVERAGES: 0.5%
  2,000,000         PepsiAmericas, Inc., 3.880%,
                      due 09/12/07                      2,016,168
                                                    -------------
                                                        2,016,168
                                                    -------------
                    CHEMICALS: 0.8%
  2,000,000         Chevron Phillips Chemical Co.
                      LLC, 5.380%, due 06/15/07         2,084,042
  1,596,000   @@,#  Sociedad Quimica y Minera de
                      Chile SA, 7.700%, due
                      09/15/06                          1,708,609
                                                    -------------
                                                        3,792,651
                                                    -------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING LIMITED MATURITY BOND PORTFOLIO   as of June 30, 2004 (Unaudited)(continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                Value
-----------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES: 9.6%
$ 3,000,000         AIG SunAmerica Global
                      Financing XII, 5.300%, due
                      05/30/07                      $   3,138,498
  2,000,000         Boeing Capital Corp., 5.750%,
                      due 02/15/07                      2,108,928
  2,600,000         Capital One Bank, 6.880%, due
                      02/01/06                          2,743,359
  2,000,000         Caterpillar Financial Services
                      Corp., 5.950%, due 05/01/06       2,103,756
  1,000,000         Citigroup Global Markets
                      Holdings, Inc., 6.500%, due
                      02/15/08                          1,086,188
  4,000,000         Citigroup, Inc., 5.000%, due
                      03/06/07                          4,151,720
  2,000,000    L    Ford Motor Credit Co., 6.500%,
                      due 01/25/07                      2,102,688
  2,640,000         Ford Motor Credit Co., 7.200%,
                      due 06/15/07                      2,809,074
  3,000,000    L    General Electric Capital
                      Corp., 5.350%, due 03/30/06       3,121,809
  1,000,000    L    General Electric Capital
                      Corp., 3.500%, due 08/15/07         995,329
  5,301,000         General Motors Acceptance
                      Corp., 6.130%, due 08/28/07       5,535,298
  6,000,000         Goldman Sachs Group, Inc.,
                      7.630%, due 08/17/05              6,307,601
  4,000,000    L    JPMorgan Chase & Co., 5.250%,
                      due 05/30/07                      4,177,500
  4,000,000         Morgan Stanley, 5.800%, due
                      04/01/07                          4,232,416
                                                    -------------
                                                       44,614,164
                                                    -------------
                    ELECTRIC: 4.7%
  3,000,000         Boston Edison Co., 1.640%, due
                      10/15/05                          3,014,941
  2,000,000         Constellation Energy Group,
                      Inc., 6.350%, due 04/01/07        2,128,578
  2,000,000         Dominion Resources, Inc.,
                      7.630%, due 07/15/05              2,101,504
  1,212,000         DTE Energy Co, 2.320%, due
                      06/01/07                          1,211,499
  1,442,000         Enterprise Capital Trust II,
                      2.810%, due 06/30/28              1,364,443
  2,770,000         FirstEnergy Corp., 5.500%, due
                      11/15/06                          2,867,210
  2,575,000         Nisource Finance Corp.,
                      7.630%, due 11/15/05              2,732,446
  1,746,119    #    Power Contract Financing LLC,
                      5.200%, due 02/01/06              1,757,531
  2,000,000         PPL Electric Utilities Corp.,
                      5.880%, due 08/15/07              2,117,550
  2,498,000         Tampa Electric Co., 5.380%,
                      due 08/15/07                      2,569,818
                                                    -------------
                                                       21,865,520
                                                    -------------
                    FOOD: 2.4%
  2,000,000         General Mills, Inc., 5.130%,
                      due 02/15/07                      2,077,678
  2,000,000         Kellogg Co., 6.000%, due
                      04/01/06                          2,099,910
  3,000,000    L    Kraft Foods, Inc., 5.250%, due
                      06/01/07                          3,122,091
  3,590,000         Tyson Foods, Inc., 7.250%, due
                      10/01/06                          3,868,649
                                                    -------------
                                                       11,168,328
                                                    -------------
                    FOREST PRODUCTS & PAPER: 0.2%
    866,000         Weyerhaeuser Co., 5.500%, due
                      03/15/05                            884,464
                                                    -------------
                                                          884,464
                                                    -------------

 Principal
  Amount                                                Value
-----------------------------------------------------------------
                    HEALTHCARE-SERVICES: 0.5%
$ 2,300,000         Wellpoint Health Networks,
                      6.380%, due 06/15/06          $   2,439,619
                                                    -------------
                                                        2,439,619
                                                    -------------
                    HOME BUILDERS: 0.2%
    920,000         Centex Corp., 4.750%, due
                      01/15/08                            938,289
                                                    -------------
                                                          938,289
                                                    -------------
                    INSURANCE: 1.6%
  2,000,000         Allstate Corp., 5.380%, due
                      12/01/06                          2,090,108
  2,000,000    #    Allstate Financial Global
                      Funding, 7.130%, due
                      09/26/05                          2,105,678
  3,000,000         Marsh & McLennan Cos., Inc.,
                      5.380%, due 03/15/07              3,144,945
                                                    -------------
                                                        7,340,731
                                                    -------------
                    INVESTMENT COMPANIES: 0.9%
  4,000,000         Credit Suisse First Boston,
                      5.750%, due 04/15/07              4,217,432
                                                    -------------
                                                        4,217,432
                                                    -------------
                    LODGING: 0.9%
  3,000,000         Marriott Intl., Inc., 8.130%,
                      due 04/01/05                      3,118,572
  1,000,000         MGM Mirage, 6.950%, due
                      02/01/05                          1,025,000
                                                    -------------
                                                        4,143,572
                                                    -------------
                    MEDIA: 2.0%
  1,000,000         AOL Time Warner, Inc., 6.150%,
                      due 05/01/07                      1,059,486
  2,631,000    L    TCI Communications, Inc.,
                      6.880%, due 02/15/06              2,779,851
  3,000,000         Time Warner Inc, 6.130%, due
                      04/15/06                          3,144,078
  2,000,000    L    Viacom, Inc., 5.630%, due
                      05/01/07                          2,102,154
                                                    -------------
                                                        9,085,569
                                                    -------------
                    MULTI-NATIONAL: 0.2%
  1,038,000    @@   Corp. Andina de Fomento CAF,
                      7.250%, due 03/01/07              1,115,048
                                                    -------------
                                                        1,115,048
                                                    -------------
                    OIL AND GAS: 0.9%
  2,000,000         Ocean Energy, Inc., 4.380%,
                      due 10/01/07                      2,026,026
  1,998,000    L    Pemex Project Funding Master
                      Trust, 2.820%, due 06/15/10       2,011,986
                                                    -------------
                                                        4,038,012
                                                    -------------
                    OIL AND GAS SERVICES: 0.3%
  1,189,000         Halliburton Co., 6.000%, due
                      08/01/06                          1,244,826
                                                    -------------
                                                        1,244,826
                                                    -------------
                    PACKAGING AND CONTAINERS: 0.5%
  1,980,000    #    Sealed Air Corp., 6.950%, due
                      05/15/09                          2,163,714
                                                    -------------
                                                        2,163,714
                                                    -------------
                    PIPELINES: 2.3%
  1,812,000         Duke Capital LLC, 4.300%, due
                      05/18/06                          1,841,744
  1,000,000         Duke Energy Field Services
                      LLC, 7.500%, due 08/16/05         1,050,176

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING LIMITED MATURITY BOND PORTFOLIO   as of June 30, 2004 (Unaudited)(continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                Value
-----------------------------------------------------------------
                    PIPELINES (CONTINUED)
$ 1,000,000         Kinder Morgan Energy Partners
                      LP, 5.350%, due 08/15/07      $   1,041,361
  3,000,000         Kinder Morgan, Inc., 6.650%,
                      due 03/01/05                      3,083,853
  2,000,000         Northern Border Pipeline Co.,
                      6.250%, due 05/01/07              2,144,926
  1,700,000         Panhandle Eastern Pipe Line,
                      2.750%, due 03/15/07              1,632,513
                                                    -------------
                                                       10,794,573
                                                    -------------
                    REAL ESTATE INVESTMENT TRUSTS: 0.9%
  2,000,000    L    New Plan Excel Realty Trust,
                      5.880%, due 06/15/07              2,114,954
  2,000,000    L    Simon Property Group LP,
                      6.380%, due 11/15/07              2,142,366
                                                    -------------
                                                        4,257,320
                                                    -------------
                    SAVINGS AND LOANS: 0.7%
  3,000,000         Washington Mutual, Inc.,
                      7.500%, due 08/15/06              3,253,014
                                                    -------------
                                                        3,253,014
                                                    -------------
                    TELECOMMUNICATIONS: 2.7%
  2,000,000         Ameritech Capital Funding,
                      7.500%, due 04/01/05              2,071,942
  1,000,000         AT&T Wireless Services, Inc.,
                      7.350%, due 03/01/06              1,067,517
  1,543,000         AT&T Wireless Services, Inc.,
                      7.500%, due 05/01/07              1,692,902
  1,236,000    @@   Cia de Telecomunicaciones de
                      Chile SA, 7.630%, due
                      07/15/06                          1,333,109
  1,000,000    @@   Deutsche Telekom International
                      Finance BV, 3.880%, due
                      07/22/08                            984,942
  4,000,000    L    Verizon Global Funding Corp.,
                      4.000%, due 01/15/08              4,008,573
  1,435,000         Verizon Wireless Capital LLC,
                      5.380%, due 12/15/06              1,496,897
                                                    -------------
                                                       12,655,882
                                                    -------------
                    TRANSPORTATION: 0.9%
  4,000,000         Union Pacific Corp., 6.790%,
                      due 11/09/07                      4,358,092
                                                    -------------
                                                        4,358,092
                                                    -------------
                    Total Corporate Bonds
                      (Cost $181,740,729)             185,970,920
                                                    -------------
U.S. TREASURY OBLIGATIONS: 11.9%
                    U.S. TREASURY NOTES: 11.9%
  3,765,000    L    1.880%, due 09/30/04                3,770,885
  3,900,000   L,S   2.130%, due 08/31/04                3,906,856
  1,232,000    L    2.380%, due 08/15/06                1,221,846
 27,830,000    L    2.500%, due 05/31/06               27,745,230
  3,297,000    L    3.130%, due 05/15/07                3,298,032
  5,795,000    L    4.000%, due 06/15/09                5,846,390
  3,020,000    L    5.750%, due 11/15/05                3,158,615
  1,000,000    L    5.880%, due 11/15/04                1,016,094
  1,000,000         6.750%, due 05/15/05                1,040,821
  4,000,000    L    6.500%, due 08/15/05                4,192,816
                                                    -------------
                    Total U.S. Treasury
                      Obligations
                      (Cost $55,034,101)               55,197,585
                                                    -------------

 Principal
  Amount                                                Value
-----------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES:
  7.9%
                    AUTOMOBILE ASSET BACKED SECURITIES: 2.2%
$10,000,000         World Omni Auto Receivables
                      Trust, 4.050%, due 07/15/09   $  10,180,148
                                                    -------------
                                                       10,180,148
                                                    -------------
                    COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.0%
  1,355,000         Bear Stearns Commercial
                      Mortgage Securities, 4.170%,
                      due 01/12/41                      1,342,364
  3,452,415         Nationslink Funding Corp.,
                      6.000%, due 08/20/30              3,559,512
                                                    -------------
                                                        4,901,876
                                                    -------------
                    CREDIT CARD ASSET-BACKED SECURITIES: 3.0%
  7,705,000         Capital One Master Trust,
                      7.200%, due 08/15/08              8,059,140
  4,500,000         Citibank Credit Card Issuance
                      Trust, 2.550%, due 01/20/09       4,410,246
  1,430,000         MBNA Credit Card Master Note
                      Trust, 4.950%, due 06/15/09       1,489,148
                                                    -------------
                                                       13,958,534
                                                    -------------
                    HOME EQUITY ASSET-BACKED SECURITIES: 1.1%
  5,000,000         Equity One ABS, Inc., 2.480%,
                      due 04/25/34                      4,930,120
                                                    -------------
                                                        4,930,120
                                                    -------------
                    OTHER ASSET-BACKED SECURITIES: 0.6%
  1,600,000         Chase Funding Mortgage Loan
                      Asset-Backed Certificates,
                      2.730%, due 09/25/24              1,570,805
  1,090,000         Residential Asset Mortgage
                      Products, Inc., 2.140%, due
                      02/25/30                          1,078,914
                                                    -------------
                                                        2,649,719
                                                    -------------
                    Total Collateralized Mortgage
                      Obligations and Asset-
                      Backed Securities
                      (Cost $37,165,011)               36,620,397
                                                    -------------

  Shares                                                Value
-----------------------------------------------------------------
PREFERRED STOCK: 0.6%
                    BANKS: 0.6%
        254   #,XX  DG Funding Trust                $   2,730,500
                                                    -------------
                    Total Preferred Stock
                      (Cost $2,763,119)                 2,730,500
                                                    -------------
                    Total Long-Term Investments
                      (Cost $450,810,275)             454,124,527
                                                    -------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING LIMITED MATURITY BOND PORTFOLIO   as of June 30, 2004 (Unaudited)(continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                Value
-----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 27.1%
                    REPURCHASE AGREEMENT: 1.3%
$ 6,088,000         Goldman Sachs Repurchase
                      Agreement dated 6/30/04,
                      1.500%, due 07/01/04,
                      $6,088,254 to be received
                      upon repurchase
                      (Collateralized by
                      $6,203,000 Federal Home Loan
                      Mortgage Corporation,
                      4.375%, Market Value plus
                      accrued interest $6,210,338,
                      due 02/04/10)                 $   6,088,000
                                                    -------------
                    Total Repurchase Agreement
                      (Cost $6,088,000)                 6,088,000
                                                    -------------
                    SECURITY LENDING COLLATERAL(CC): 25.8%
  7,000,000         AICCO Premium Financial Master
                      Trust, 1.439%,
                      due 06/15/05                      7,000,000
  2,522,020         Americredit Auto Rec Trust,
                      1.330%, due 07/06/05              2,522,020
  8,007,783         Arran Master Trust, 1.680%,
                      due 09/15/05                      8,007,783
  5,668,145         Capital Auto Rec Asset Trust,
                      1.289%, due 04/15/05              5,668,145
  6,000,000         Capital One Master Trust,
                      1.319%, due 04/15/05              6,000,000
  2,000,000         Capital One Multi-Asset EX
                      Trust, 1.429%, due 09/15/05       2,000,000
  6,000,592         Carco Auto Loan Master Trust,
                      1.304%, due 11/15/04              6,000,592
  6,999,688         Chase Credit Card Master
                      Trust, 1.289%, due 03/15/05       6,999,688
  5,500,000         Citibank CC Issuance Trust,
                      1.560%, due 09/15/05              5,500,000
  3,000,000         Daimler Chrysler Master Owner
                      Trust, 1.289%,
                      due 02/15/06                      3,000,000
  6,000,576         Daimler Chrysler Master Owner
                      Trust, 1.299%,
                      due 05/16/05                      6,000,576
  4,003,752         Discover Card Master Trust,
                      1.419%, due 03/15/05              4,003,752
  5,000,000         Distrubution Financial Service
                      Floorplan Master Trust,
                      1.339%, due 04/17/06              5,000,000
  5,000,000         Fleet Commerical Line Master
                      Trust, 1.500%, due 08/16/05       5,000,000

 Principal
  Amount                                                Value
-----------------------------------------------------------------
$ 5,000,081         Ford Credit Master Trust,
                      1.329%, due 07/15/04          $   5,000,081
  6,000,000         Goldman Sachs Promissory Note,
                      1.700%, due 10/01/04              6,000,000
  2,504,341         MBNA Master Credit Card Trust,
                      1.389%, due 05/15/06              2,504,341
  6,004,343         Superior Wholesale Inv
                      Financial Trust, 1.270%,
                      due 04/15/05                      6,004,343
 27,443,312         The Bank of New York
                      Institutional Cash Reserves
                      Fund, 1.254%, due 07/01/04       27,443,312
                                                    -------------
                    Total Securities Lending
                      Collateral
                      (Cost $119,654,633)             119,654,633
                                                    -------------
                    Total Short-Term Investments
                      (Cost $125,742,633)             125,742,633
                                                    -------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $576,552,908)*          125.0%   $ 579,867,160
            OTHER ASSETS AND
              LIABILITIES-NET               (25.0)    (116,082,244)
                                            -----    -------------
            NET ASSETS                      100.0%   $ 463,784,916
                                            =====    =============

 @@       Foreign issuer
 #        Securities with purchases pursuant to Rule 144A, under
          the Securities Act of 1933 and may not be resold
          subject to that rule except to qualified institutional
          buyers. These securities have been determined to be
          liquid under the guidelines established by the Funds'
          Board of Trustees.
 XX       Value of securities obtained from one or more dealers
          making markets in the securities in accordance with the
          Fund's valuation procedures.
 L        Loaned security, a portion or all of the security is on
          loan at June 30, 2004.
 cc       Security purchased with cash collateral for securities
          loaned.
 S        Segregated securities for futures, when-issued or
          delayed securities held at June 30, 2004.
 *        Cost for federal income tax purposes is $576,607,240.
          Net unrealized appreciation consists of:

         Gross Unrealized Appreciation                $ 6,168,867
         Gross Unrealized Depreciation                 (2,908,947)
                                                      -----------
         Net Unrealized Appreciation                  $ 3,259,920
                                                      ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING LIQUID ASSETS PORTFOLIO                      as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

 Principal
   Amount                                             Value
----------------------------------------------------------------
CORPORATE NOTES: 21.7%
$  8,200,000          ABN Amro Bank NV Chicago,
                        1.190%, due 03/18/05      $    8,198,834
   7,800,000          American Honda Finance,
                        1.490%, due 09/16/04           7,800,206
   6,250,000          Bank of New York Co.,
                        Inc., 1.340%, due
                        07/28/05                       6,250,000
  13,400,000          Bank One Delaware NA,
                        1.400%, due 08/06/04          13,403,610
   5,000,000          Bellsouth Corp., 1.400%,
                        due 01/04/05                   5,000,000
   9,400,000          Concord Minutemen Cap,
                        1.160%, due 07/07/05           9,400,000
   6,700,000          First Union, 1.890%, due
                        03/31/05                       6,720,246
   2,500,000          Fleet National Bank,
                        1.280%, due 11/22/04           2,501,303
   8,700,000          Fleet National Bank,
                        1.800%, due 09/21/04           8,705,927
  13,000,000          General Electric Capital
                        Corp., 1.250%, due
                        07/08/05                      13,000,001
  12,050,000     L    General Electric Capital
                        Corp., 1.650%, due
                        03/15/05                      12,065,880
   3,700,000    @@    HBOS Treasury Services
                        PLC, 1.100%, due
                        08/01/05                       3,700,000
   9,200,000    @@    HBOS Treasury Services
                        PLC, 1.320%, due
                        08/23/04                       9,201,077
  14,000,000    @@    HBOS Treasury Services
                        PLC, 1.580%, due
                        07/22/05                      14,000,000
   4,000,000          HSBC Bank USA, 1.560%, due
                        04/22/05                       4,000,000
  17,700,000          KeyBank National
                        Association, 1.200%, due
                        08/03/04                      17,700,785
   2,700,000          PNC Bank NA, 1.460%, due
                        05/18/05                       2,705,768
   8,000,000          Royal Bank of Canada NY,
                        1.270%, due 03/30/05           7,999,065
   6,300,000          Toyota Motor Credit Corp.,
                        1.170%, due 02/07/05           6,301,711
   6,600,000          Toyota Motor Credit Corp.,
                        4.100%, due 09/08/04           6,636,300
   6,700,000          Wachovia Bank NA, 1.450%,
                        due 07/30/04                   6,701,874
  20,600,000          Wal-Mart Stores, 1.240%,
                        due 02/22/05                  20,602,946
   9,600,000          Washington Mutual Bank,
                        1.160%, due 07/29/04           9,600,000
   7,650,000          Wells Fargo Bank, NA,
                        1.130%, due 08/02/05           7,650,314
   5,200,000          Westpac Bank, 1.410%, due
                        07/11/05                       5,200,000
                                                  --------------
                      Total Corporate Notes
                        (Cost $215,045,847)          215,045,847
                                                  --------------
COMMERCIAL PAPER: 38.6%
   3,400,000    @@    ASB Bank, 1.060%, due
                        07/20/04                       3,398,098
   8,500,000          Barton Capital Corp.,
                        0.000%, due 07/01/04           8,500,000
  25,000,000          Blue Ridge Asset Funding,
                        0.000%, due 07/01/04          25,000,000
  17,600,000          Blue Ridge Asset Funding,
                        1.170%, due 07/06/04          17,597,140
   5,800,000          Concord Minutemen Cap,
                        1.210%, due 07/11/05           5,800,000

 Principal
   Amount                                             Value
----------------------------------------------------------------
$  8,000,000          Concord Minutemen Cap,
                        1.210%, due 07/12/05      $    8,000,000
  20,000,000          Concord Minutemen Cap,
                        1.270%, due 07/15/05          20,000,000
   8,900,000          Crown Point Capital Co.,
                        0.000%, due 07/07/04           8,898,339
   7,900,000          Crown Point Capital Co.,
                        0.000%, due 10/06/04           7,874,457
  20,000,000          Deutsche Bank Financial,
                        Inc., 0.000%, due
                        07/01/04                      20,000,000
   8,000,000          Edison Asset
                        Securitization, 1.050%,
                        due 07/07/04                   7,998,600
   8,300,000     I    Goldman Sachs Group,
                        1.180%, due 07/12/04           8,300,000
   7,500,000     I    Goldman Sachs Group,
                        1.280%, due 10/27/04           7,500,000
  10,000,000          Household Financial,
                        0.000%, due 07/01/04          10,000,000
   8,000,000          HSBC USA, Inc., 0.000%,
                        due 08/10/04                   7,990,489
  17,100,000          Jupiter Sec Corp., 0.000%,
                        due 07/09/04                  17,095,591
   8,000,000          Lasalle Bank, 1.210%, due
                        11/05/04                       8,000,000
   8,300,000          Lasalle Bank, 1.160%, due
                        12/17/04                       8,300,000
  40,000,000          Merrill Lynch & Co., Inc.,
                        0.000%, due 07/01/04          39,999,999
  23,000,000     I    Money Market Trust Series
                        A, 1.650%, due 07/08/05       23,000,000
  29,503,000          Old Line Funding Corp.,
                        0.000%, due 07/01/04          29,503,000
   9,200,000    @@    Royal Bank of Scotland,
                        1.400%, due 10/21/04           9,199,718
  16,000,000          St. Germain Holdings,
                        0.000%, due 07/01/04          16,000,000
  17,700,000          St. Germain Holdings,
                        0.000%, due 07/08/04          17,695,957
   8,800,000          St. Germain Holdings,
                        1.230%, due 07/13/04           8,796,392
   9,897,000          Thunder Bay Funding, Inc.,
                        0.000%, due 07/01/04           9,897,000
   8,800,000          Tulip Funding Corp.,
                        1.210%, due 07/12/04           8,796,746
  18,800,000          Verizon Global Funding,
                        1.630%, due 07/13/05          18,800,000
                                                  --------------
                      Total Commercial Paper
                        (Cost $381,941,526)          381,941,526
                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.5%
                      FEDERAL HOME LOAN BANK: 5.2%
   7,700,000          1.240%, due 03/01/05             7,700,000
   7,500,000     L    1.400%, due 02/25/05             7,500,000
   7,800,000          1.430%, due 04/04/05             7,800,000
   4,900,000          1.470%, due 02/28/05             4,900,000
   8,600,000          1.500%, due 12/07/04             8,600,000
   4,900,000          1.500%, due 03/01/05             4,900,000
   5,100,000          1.510%, due 12/08/04             5,100,000
   5,000,000          1.600%, due 05/16/05             5,000,000
                                                  --------------
                                                      51,500,000
                                                  --------------
                      FEDERAL NATIONAL MORTGAGE ASSOCIATION:
                        2.6%
   8,300,000          1.400%, due 02/25/05             8,300,000
   8,200,000          1.550%, due 05/04/05             8,200,000
   3,800,000          1.610%, due 05/13/05             3,800,000
   5,100,000          1.630%, due 01/03/05             5,100,000
                                                  --------------
                                                      25,400,000
                                                  --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING LIQUID ASSETS PORTFOLIO          as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                             Value
----------------------------------------------------------------
                      FEDERAL HOME LOAN MORTGAGE CORPORATION:
                        0.7%
$  7,500,000          1.220%, due 02/14/05        $    7,500,000
                                                  --------------
                                                       7,500,000
                                                  --------------
                      Total U.S. Government
                        Agency Obligations
                        (Cost $84,400,000)            84,400,000
                                                  --------------
CERTIFICATES OF DEPOSIT: 3.3%
   8,100,000          Dexia Bank, 1.510%, due
                        12/07/04                       8,100,264
   7,800,000          UBS AG Stanford, 1.200%,
                        due 12/06/04                   7,800,170
   9,100,000          Washington Mutual Bank,
                        1.120%, due 07/14/04           9,099,966
   8,000,000          Washington Mutual Bank,
                        1.300%, due 12/27/04           8,000,000
                                                  --------------
                      Total Certificates of
                        Deposit
                        (Cost $33,000,400)            33,000,400
                                                  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 4.4%
   9,100,000   @@,XX  Blue Heron Funding Ltd.,
                        1.310%, due 05/18/05           9,100,000
   8,000,000   @@,XX  Blue Ridge Asset Funding,
                        1.310%, due 03/18/05           8,000,000
   8,000,000   @@,XX  Blue Ridge Asset Funding,
                        1.330%, due 02/23/05           8,000,000
   9,500,000   @@,XX, Newcastle CDO I Ltd.,
                 l      1.320%, due 09/24/38           9,500,000
   9,500,000   @@,XX  Putnam Structured Product
                        CDO, 1.260%, due
                        10/15/38                       9,500,000
                                                  --------------
                      Total Collateralized
                        Mortgage Obligations
                        (Cost $44,100,000)            44,100,000
                                                  --------------

 Principal
   Amount                                             Value
----------------------------------------------------------------
REPURCHASE AGREEMENT: 23.5%
$233,355,000          Goldman Sachs Repurchase
                        Agreement dated
                        06/30/04, 1.500%, due
                        07/01/04, $233,364,723
                        received upon repurchase
                        (Collateralized by
                        239,101,000 various U.S.
                        Government Obligations,
                        3.250%-6.000%, Market
                        Value plus Accrued
                        interest $238,029,565,
                        due 07/01/04-10/10/13)    $  233,355,000
                                                  --------------
                      Total Repurchase Agreement
                        (Cost $233,355,000)          233,355,000
                                                  --------------
SECURITY LENDING COLLATERAL(CC): 2.1%
  21,037,537          The Bank of New York
                        Institutional Cash
                        Reserves Fund, 1.254%,
                        due 07/01/04                  21,037,537
                                                  --------------
                      Total Security Lending
                        Collateral
                        (Cost $21,037,537)            21,037,537
                                                  --------------

              TOTAL INVESTMENTS IN
                SECURITIES
                (COST $1,012,880,310)     102.1%   $1,012,880,310
              OTHER ASSETS AND
                LIABILITIES-NET            (2.1)      (20,834,780)
                                          -----    --------------
              NET ASSETS                  100.0%   $  992,045,530
                                          =====    ==============

 @@    Foreign issuer
 XX    Value of securities obtained from one or more dealers
       making markets in the securities in accordance with the
       Fund's valuation procedures.
 I     Illiquid security.
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004.
 cc    Security purchased with cash collateral for securities
       loaned.

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MARSICO GROWTH PORTFOLIO                     as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


  Shares                                                Value
------------------------------------------------------------------
COMMON STOCK: 97.6%
                   AEROSPACE/DEFENSE: 1.3%
    108,591        General Dynamics Corp.           $   10,783,086
                                                    --------------
                                                        10,783,086
                                                    --------------
                   AGRICULTURE: 0.5%
    103,662        Monsanto Co.                          3,990,987
                                                    --------------
                                                         3,990,987
                                                    --------------
                   APPAREL: 2.1%
    241,445    L   Nike, Inc.                           18,289,459
                                                    --------------
                                                        18,289,459
                                                    --------------
                   BANKS: 0.2%
     37,627        UCBH Holdings, Inc.                   1,487,019
                                                    --------------
                                                         1,487,019
                                                    --------------
                   BEVERAGES: 2.3%
    370,299        PepsiCo, Inc.                        19,951,710
                                                    --------------
                                                        19,951,710
                                                    --------------
                   BIOTECHNOLOGY: 6.4%
    979,976    L   Genentech, Inc.                      55,074,651
                                                    --------------
                                                        55,074,651
                                                    --------------
                   COMPUTERS: 2.9%
    695,306    @   Dell, Inc.                           24,905,861
                                                    --------------
                                                        24,905,861
                                                    --------------
                   COSMETICS/PERSONAL CARE: 3.1%
    490,244        Procter & Gamble Co.                 26,688,883
                                                    --------------
                                                        26,688,883
                                                    --------------
                   DIVERSIFIED FINANCIAL SERVICES: 16.9%
    861,170        Citigroup, Inc.                      40,044,405
    378,885    L   Countrywide Financial Corp.          26,616,671
    166,673    L   Goldman Sachs Group, Inc.            15,693,930
    477,366    L   Merrill Lynch & Co., Inc.            25,768,217
    890,769        SLM Corp.                            36,031,606
                                                    --------------
                                                       144,154,829
                                                    --------------
                   HEALTHCARE -- PRODUCTS: 9.1%
    599,774    @   Boston Scientific Corp.              25,670,327
    341,062        Medtronic, Inc.                      16,616,541
     82,363        St. Jude Medical, Inc.                6,230,761
    333,608    @   Zimmer Holdings, Inc.                29,424,225
                                                    --------------
                                                        77,941,854
                                                    --------------
                   HEALTHCARE -- SERVICES: 7.0%
    152,076    @   Quest Diagnostics                    12,918,856
    749,614    L   UnitedHealth Group, Inc.             46,663,472
                                                    --------------
                                                        59,582,328
                                                    --------------
                   HOME BUILDERS: 2.9%
    297,971    L   Lennar Corp., Cl. A                  13,325,263
     24,056        Lennar Corp., Cl. B                     996,640
    167,624    L   Mdc Holdings, Inc.                   10,662,563
                                                    --------------
                                                        24,984,466
                                                    --------------
                   INTERNET: 2.0%
    182,975   @,L  eBay, Inc.                           16,824,551
                                                    --------------
                                                        16,824,551
                                                    --------------
                   LEISURE TIME: 1.6%
    319,783    L   Royal Caribbean Cruises Ltd.         13,881,780
                                                    --------------
                                                        13,881,780
                                                    --------------


  Shares                                                Value
------------------------------------------------------------------
                   LODGING: 2.1%
    217,418        Mandalay Resort Group            $   14,923,572
     83,705    L   Wynn Resorts Ltd.                     3,233,524
                                                    --------------
                                                        18,157,096
                                                    --------------
                   MACHINERY -- CONSTRUCTION AND MINING: 3.3%
    353,818        Caterpillar, Inc.                    28,107,302
                                                    --------------
                                                        28,107,302
                                                    --------------
                   MISCELLANEOUS MANUFACTURING: 7.6%
  1,108,881        General Electric Co.                 35,927,745
    269,159        Honeywell Intl., Inc.                 9,859,294
    581,059   @@   Tyco Intl. Ltd.                      19,256,295
                                                    --------------
                                                        65,043,334
                                                    --------------
                   PHARMACEUTICALS: 1.4%
    118,905   @@   Roche Holding AG                     11,772,772
                                                    --------------
                                                        11,772,772
                                                    --------------
                   RETAIL: 9.1%
    217,665        Bed Bath & Beyond, Inc.               8,369,219
    194,686        CVS Corp.                             8,180,706
    452,942        Lowe's Cos., Inc.                    23,802,102
    649,293    L   Tiffany & Co.                        23,926,447
    260,797        Wal-Mart Stores, Inc.                13,759,650
                                                    --------------
                                                        78,038,124
                                                    --------------
                   SEMICONDUCTORS: 0.3%
     92,174        Texas Instruments, Inc.               2,228,767
                                                    --------------
                                                         2,228,767
                                                    --------------
                   SOFTWARE: 4.7%
    144,620        Automatic Data Processing             6,056,686
    302,178   @,L  Electronic Arts, Inc.                16,483,810
    621,601        Microsoft Corp.                      17,752,924
                                                    --------------
                                                        40,293,420
                                                    --------------
                   TELECOMMUNICATIONS: 7.8%
  1,254,182        Motorola, Inc.                       22,888,822
    597,593        QUALCOMM, Inc.                       43,612,337
                                                    --------------
                                                        66,501,159
                                                    --------------
                   TRANSPORTATION: 3.0%
    316,165        FedEx Corp.                          25,827,519
                                                    --------------
                                                        25,827,519
                                                    --------------
                   Total Common Stock
                     (Cost $667,628,697)               834,510,957
                                                    --------------
 Principal
  Amount                                                Value
------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 22.2%
                   FEDERAL HOME LOAN BANK: 1.9%
$16,200,000        Discount Notes, 1.200%, due
                     07/01/04                       $   16,199,460
                                                    --------------
                   Total Federal Home Loan Bank
                     (Cost $16,200,000)                 16,199,460
                                                    --------------
                   SECURITY LENDING COLLATERAL(CC): 20.3%
  5,000,000        AICCO Premium Financial Master
                     Trust, 1.439%,
                     due 06/15/05                        5,000,000
  8,000,713        American Express Master Trust,
                     1.289%, due 06/15/05                8,000,713
  2,522,020        Americredit Auto Rec Trust,
                     1.330%, due 10/06/05                2,522,020
  5,004,864        Arran Master Trust, 1.680%, due
                     09/15/05                            5,004,864
  6,000,000        Bank One Issuance Trust,
                     1.289%, due 02/15/06                6,000,000

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MARSICO GROWTH PORTFOLIO         as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                Value
------------------------------------------------------------------
                   SECURITY LENDING COLLATERAL(CC) (CONTINUED)
$ 2,125,554        Capital Auto Rec Asset Trust,
                     1.289%, due 04/15/05           $    2,125,554
  8,000,358        Capital One Master Trust,
                     1.319%, due 04/15/05                8,000,358
  2,500,247        Carco Auto Loan Master Trust,
                     1.304%, due 11/15/04                2,500,247
  8,000,061        Chase Credit Card Master Trust,
                     1.289%, due 06/15/05                8,000,061
  1,000,000        Daimler Chrysler Master Owner
                     Trust, 1.289%, due 05/16/05         1,000,000
  7,000,583        Daimler Chrysler Master Owner
                     Trust, 1.299%, due 05/16/05         7,000,583
  3,757,065        Discover Card Master Trust,
                     1.399%, due 03/15/05                3,757,065
  5,000,000        Fleet Commerical Line Master
                     Trust, 1.500%, due 08/16/05         5,000,000
  8,500,165        Ford Credit Master Trust,
                     1.329%, due 07/15/04                8,500,165
  7,500,000        Goldman Sachs Promissory Note,
                     1.700%, due 10/01/04                7,500,000
 10,000,000        Household PRVT Label CC Master
                     Trust, 1.509%,
                     due 11/05/05                       10,000,000
  4,000,000        MBNA CC Master Note Trust,
                     1.299%, due 11/15/05                4,000,000
  2,003,473        MBNA Master Credit Card Trust,
                     1.389%, due 02/15/06                2,003,473
  6,000,000   @@   Mound Financing PLC, 1.320%,
                     due 02/08/06                        6,000,000
  2,501,810        Superior Wholesale Inv
                     Financial Trust, 1.270%,
                     due 04/15/05                        2,501,810
 69,188,297        The Bank of New York
                     Institutional Cash Reserves
                     Fund, 1.254%, due 07/01/04         69,188,297
                                                    --------------
                   Total Securities Lending
                     Collateral
                     (Cost $173,605,210)               173,605,210
                                                    --------------
                   Total Short-Term Investments
                     (Cost $189,805,210)               189,804,670
                                                    --------------

             TOTAL INVESTMENTS IN
               SECURITIES
               (COST $857,433,907)*       119.8%   $1,024,315,627
             OTHER ASSETS AND
               LIABILITIES-NET            (19.8)     (169,734,667)
                                          -----    --------------
             NET ASSETS                   100.0%   $  854,580,960
                                          =====    ==============

 @     Non-income producing security
 @@    Foreign issuer
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004.
 cc    Security purchased with cash collateral for securities
       loaned.
 *     Cost for federal income tax purposes is $862,096,307.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                $168,608,433
      Gross Unrealized Depreciation                  (6,389,113)
                                                   ------------
      Net Unrealized Appreciation                  $162,219,320
                                                   ============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MERCURY FOCUS VALUE PORTFOLIO                as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


Shares                                                   Value
-----------------------------------------------------------------
COMMON STOCK: 96.1%
               AEROSPACE/DEFENSE: 7.4%
 71,900        Goodrich Corp.                         $ 2,324,527
118,900        Raytheon Co.                             4,253,053
                                                      -----------
                                                        6,577,580
                                                      -----------
               BANKS: 7.5%
 64,500        Bank of New York Co., Inc.               1,901,460
 42,800        Bank One Corp.                           2,182,800
 55,900        Mellon Financial Corp.                   1,639,547
 36,600        US BanCorp                               1,008,696
                                                      -----------
                                                        6,732,503
                                                      -----------
               CHEMICALS: 2.2%
 43,800        Du Pont EI de Nemours & Co.              1,945,596
                                                      -----------
                                                        1,945,596
                                                      -----------
               COAL: 1.3%
 31,700        Arch Coal, Inc.                          1,159,903
                                                      -----------
                                                        1,159,903
                                                      -----------
               COMPUTERS: 5.7%
122,100        Hewlett-Packard Co.                      2,576,310
181,400    @   Unisys Corp.                             2,517,832
                                                      -----------
                                                        5,094,142
                                                      -----------
               COSMETICS/PERSONAL CARE: 2.8%
 38,400        Kimberly-Clark Corp.                     2,529,792
                                                      -----------
                                                        2,529,792
                                                      -----------
               DIVERSIFIED FINANCIAL SERVICES: 6.6%
 58,100        Citigroup, Inc.                          2,701,650
 29,700        JPMorgan Chase & Co.                     1,151,469
 39,500        Morgan Stanley                           2,084,415
                                                      -----------
                                                        5,937,534
                                                      -----------
               FOOD: 3.2%
 48,800        Conagra Foods, Inc.                      1,321,504
 22,200   @@   Unilever NV                              1,520,922
                                                      -----------
                                                        2,842,426
                                                      -----------
               FOREST PRODUCTS & PAPER: 2.5%
 49,800        International Paper Co.                  2,226,060
                                                      -----------
                                                        2,226,060
                                                      -----------
               HEALTHCARE -- SERVICES: 2.8%
295,400    @   Beverly Enterprises, Inc.                2,540,440
                                                      -----------
                                                        2,540,440
                                                      -----------
               INSURANCE: 3.9%
 54,700        AON Corp.                                1,557,309
  2,900        Marsh & McLennan Cos., Inc.                131,602
 44,908        St. Paul Cos.                            1,820,570
                                                      -----------
                                                        3,509,481
                                                      -----------
               MEDIA: 9.2%
 58,600    @   Comcast Corp.                            1,617,946
197,016        Liberty Media Corp.                      1,771,174
  3,540    @   Liberty Media Intl., Inc.                  131,334
102,100    @   Time Warner, Inc.                        1,794,918
 80,800        Viacom, Inc.                             2,886,176
                                                      -----------
                                                        8,201,548
                                                      -----------


Shares                                                   Value
-----------------------------------------------------------------
               MISCELLANEOUS MANUFACTURING: 4.3%
 57,500        General Electric Co.                   $ 1,863,000
 53,500        Honeywell Intl., Inc.                    1,959,705
                                                      -----------
                                                        3,822,705
                                                      -----------
               OIL AND GAS: 8.5%
 79,300        Exxon Mobil Corp.                        3,521,713
 97,000        Globalsantafe Corp.                      2,570,500
 28,300        Kerr-McGee Corp.                         1,521,691
                                                      -----------
                                                        7,613,904
                                                      -----------
               OIL AND GAS SERVICES: 2.1%
100,900        Grant Prideco, Inc.                      1,862,614
                                                      -----------
                                                        1,862,614
                                                      -----------
               RETAIL: 5.4%
 96,200        Foot Locker, Inc.                        2,341,508
 38,600        McDonald's Corp.                         1,003,600
 90,800    @   Toys R US, Inc.                          1,446,444
                                                      -----------
                                                        4,791,552
                                                      -----------
               SEMICONDUCTORS: 6.9%
102,200    @   Advanced Micro Devices, Inc.             1,624,980
574,300    @   Agere Systems, Inc.                      1,234,745
438,200    @   LSI Logic Corp.                          3,339,084
                                                      -----------
                                                        6,198,809
                                                      -----------
               SOFTWARE: 5.4%
255,900        Borland Software Corp.                   2,172,591
528,000        Parametric Technology Corp.              2,640,000
                                                      -----------
                                                        4,812,591
                                                      -----------
               TELECOMMUNICATIONS: 2.1%
297,700        3Com Corp.                               1,860,625
                                                      -----------
                                                        1,860,625
                                                      -----------
               TOYS/GAMES/HOBBIES: 3.1%
286,100        Topps Co.                                2,775,170
                                                      -----------
                                                        2,775,170
                                                      -----------
               TRANSPORTATION: 3.2%
106,700        Norfolk Southern Corp.                   2,829,684
                                                      -----------
                                                        2,829,684
                                                      -----------
               Total Common Stock
                 (Cost $82,950,201)                    85,864,659
                                                      -----------
                                                       85,864,659
                                                      -----------

            TOTAL INVESTMENTS IN SECURITIES
              (COST $82,950,201)*             96.1%   $85,864,659
            OTHER ASSETS AND
              LIABILITIES-NET                  3.9      3,483,741
                                             -----    -----------
            NET ASSETS                       100.0%   $89,348,400
                                             =====    ===========

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is $83,009,769. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                  $3,600,608
      Gross Unrealized Depreciation                    (745,718)
                                                     ----------
      Net Unrealized Appreciation                    $2,854,890
                                                     ==========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO         as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


Shares                                                   Value
-----------------------------------------------------------------
COMMON STOCK: 99.4%
               APPAREL: 3.2%
  4,000        Coach, Inc.                            $   180,760
  4,700        Nike, Inc.                                 356,025
                                                      -----------
                                                          536,785
                                                      -----------
               AUTO MANUFACTURERS: 1.3%
  3,800        Paccar, Inc.                               220,362
                                                      -----------
                                                          220,362
                                                      -----------
               CHEMICALS: 2.4%
  4,000        Air Products & Chemicals, Inc.             209,800
  5,000        Praxair, Inc.                              199,550
                                                      -----------
                                                          409,350
                                                      -----------
               COMMERCIAL SERVICES: 3.5%
  1,800    @   Apollo Group, Inc.                         158,922
  2,300        Hewitt Associates, Inc.                     63,250
  6,000        Paychex, Inc.                              203,280
  5,100    @   Rent-A-Center, Inc.                        152,643
                                                      -----------
                                                          578,095
                                                      -----------
               COMPUTERS: 4.3%
 27,300        EMC Corp.                                  311,220
 13,000        Hewlett-Packard Co.                        274,300
  6,400        Sandisk Corp.                              138,816
                                                      -----------
                                                          724,336
                                                      -----------
               DIVERSIFIED FINANCIAL SERVICES: 1.4%
  4,700        American Express Co.                       241,486
                                                      -----------
                                                          241,486
                                                      -----------
               ELECTRICAL COMPONENTS AND EQUIPMENT: 1.1%
  2,900        Emerson Electric Co.                       184,295
                                                      -----------
                                                          184,295
                                                      -----------
               ELECTRONICS: 2.1%
  5,600    @   Agilent Technologies, Inc.                 163,968
  5,600        Tektronix, Inc.                            190,512
                                                      -----------
                                                          354,480
                                                      -----------
               FOOD: 2.4%
  6,900        Supervalu, Inc.                            211,209
  5,500        Sysco Corp.                                197,285
                                                      -----------
                                                          408,494
                                                      -----------
               HEALTHCARE -- PRODUCTS: 9.2%
  4,800   @@   Alcon, Inc.                                377,520
 10,000    @   Boston Scientific Corp.                    428,000
  4,100        Dentsply Intl., Inc.                       213,610
  7,000        Medtronic, Inc.                            341,040
  2,400        Varian Medical Systems, Inc.               190,440
                                                      -----------
                                                        1,550,610
                                                      -----------
               INTERNET: 6.4%
  4,000    @   eBay, Inc.                                 367,800
  5,700        InterActiveCorp                            171,798
  7,100    @   Monster Worldwide, Inc.                    182,612
  9,900    @   Yahoo!, Inc.                               359,667
                                                      -----------
                                                        1,081,877
                                                      -----------
               LODGING: 1.8%
  1,700        Marriott Intl., Inc.                        84,796
  4,800        Starwood Hotels & Resorts Worldwide,
                 Inc.                                     215,280
                                                      -----------
                                                          300,076
                                                      -----------


Shares                                                   Value
-----------------------------------------------------------------
               MACHINERY -- DIVERSIFIED: 2.8%
  3,100        Cummins, Inc.                          $   193,750
  7,300        Rockwell Automation, Inc.                  273,823
                                                      -----------
                                                          467,573
                                                      -----------
               MINING: 1.8%
  4,500        Freeport-McMoRan Copper & Gold, Inc.       149,175
  2,000    @   Phelps Dodge Corp.                         155,020
                                                      -----------
                                                          304,195
                                                      -----------
               MISCELLANEOUS MANUFACTURING: 11.8%
  9,300        3M Co.                                     837,093
  2,800        Eaton Corp.                                181,272
 30,000        General Electric Co.                       972,000
                                                      -----------
                                                        1,990,365
                                                      -----------
               OFFICE/BUSINESS EQUIPMENT: 0.6%
  2,000        Canon, Inc.                                105,393
                                                      -----------
                                                          105,393
                                                      -----------
               OIL AND GAS: 3.1%
  5,300        Apache Corp.                               230,815
  4,300        Devon Energy Corp.                         283,800
                                                      -----------
                                                          514,615
                                                      -----------
               OIL AND GAS SERVICES: 4.1%
  6,500        Baker Hughes, Inc.                         244,725
  7,100        Schlumberger Ltd.                          450,921
                                                      -----------
                                                          695,646
                                                      -----------
               PHARMACEUTICALS: 4.0%
  6,300    @   Forest Laboratories, Inc.                  356,769
  4,700    @   Gilead Sciences, Inc.                      314,900
                                                      -----------
                                                          671,669
                                                      -----------
               RETAIL: 6.3%
  5,400        Best Buy Co., Inc.                         273,996
  4,400        Lowe's Cos., Inc.                          231,220
  8,200    @   Staples, Inc.                              240,342
  3,700    @   Starbucks Corp.                            160,876
  4,000        Tiffany & Co.                              147,400
                                                      -----------
                                                        1,053,834
                                                      -----------
               SEMICONDUCTORS: 7.8%
  4,200        Analog Devices, Inc.                       197,736
 29,200        Intel Corp.                                805,920
 13,000        Texas Instruments, Inc.                    314,340
                                                      -----------
                                                        1,317,996
                                                      -----------
               SOFTWARE: 10.0%
  3,640    @   Electronic Arts, Inc.                      198,562
  6,100        First Data Corp.                           271,572
 31,000        Microsoft Corp.                            885,360
 26,600    @   Oracle Corp.                               317,338
                                                      -----------
                                                        1,672,832
                                                      -----------
               TELECOMMUNICATIONS: 8.0%
 32,300    @   Cisco Systems, Inc.                        765,510
 15,000    @   Corning, Inc.                              195,900

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO         as of June 30, 2004 (Unaudited)
                                                                     (continued)
--------------------------------------------------------------------------------


Shares                                                   Value
-----------------------------------------------------------------
               TELECOMMUNICATIONS (CONTINUED)
 58,500    @   Lucent Technologies, Inc.              $   221,130
  9,100        Motorola, Inc.                             166,075
                                                      -----------
                                                        1,348,615
                                                      -----------
               Total Common Stock
                 (Cost $15,447,405)                    16,732,979
                                                      -----------
                                                       16,732,979
                                                      -----------

         TOTAL INVESTMENTS IN SECURITIES
           (COST $15,447,405)*                99.4%   $16,732,979
         OTHER ASSETS AND
           LIABILITIES-NET                     0.6         97,338
                                             -----    -----------
         NET ASSETS                          100.0%   $16,830,317
                                             =====    ===========

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is $15,472,622. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                  $1,723,790
      Gross Unrealized Depreciation                    (463,433)
                                                     ----------
      Net Unrealized Appreciation                    $1,260,357
                                                     ==========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MFS MID CAP GROWTH PORTFOLIO                 as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
COMMON STOCK: 97.9%
                     ADVERTISING: 1.9%
     257,230   @,L   Getty Images, Inc.             $ 15,433,800
                                                    ------------
                                                      15,433,800
                                                    ------------
                     AIRLINES: 0.8%
     226,558   @,L   JetBlue Airways Corp.             6,656,274
                                                    ------------
                                                       6,656,274
                                                    ------------
                     APPAREL: 1.1%
     193,820    @    Coach, Inc.                       8,758,726
                                                    ------------
                                                       8,758,726
                                                    ------------
                     BANKS: 1.3%
     233,160    L    Investors Financial Services
                       Corp.                          10,161,113
                                                    ------------
                                                      10,161,113
                                                    ------------
                     BIOTECHNOLOGY: 8.6%
      83,080   @,L   Biogen IDEC, Inc.                 5,254,810
     100,240   @,L   Celgene Corp.                     5,739,742
     341,960   @,L   Genzyme Corp.                    16,184,967
     171,230   @,L   Invitrogen Corp.                 12,326,848
     394,280   @,L   Medimmune, Inc.                   9,226,152
     314,920   @,L   Millipore Corp.                  17,752,040
      76,070   @,L   Protein Design Labs, Inc.         1,455,219
                                                    ------------
                                                      67,939,778
                                                    ------------
                     BUILDING MATERIALS: 0.4%
      80,070    @    American Standard Cos., Inc.      3,227,622
                                                    ------------
                                                       3,227,622
                                                    ------------
                     CHEMICALS: 0.5%
     242,510    L    Lyondell Chemical Co.             4,217,249
                                                    ------------
                                                       4,217,249
                                                    ------------
                     COMMERCIAL SERVICES: 6.6%
     145,850   @,L   Alliance Data Systems Corp.       6,162,163
      23,800    @    Apollo Group, Inc.                2,101,302
     188,600   @,L   Career Education Corp.            8,592,616
     389,350   @,L   Corinthian Colleges, Inc.         9,632,519
     208,080    @    Corporate Executive Board Co.    12,024,942
          44    @    Corrections Corp. of America          1,738
     176,980         Manpower, Inc.                    8,985,275
     149,210   @,L   Robert Half Intl., Inc.           4,441,982
                                                    ------------
                                                      51,942,537
                                                    ------------
                     COMPUTERS: 2.8%
     283,720    @    Ceridian Corp.                    6,383,700
     176,060   @,L   DST Systems, Inc.                 8,466,725
      40,900    @    Lexmark Intl., Inc.               3,948,077
     156,800   @,L   Network Appliance, Inc.           3,375,904
                                                    ------------
                                                      22,174,406
                                                    ------------
                     DIVERSIFIED FINANCIAL SERVICES: 3.3%
     879,400   @,L   Ameritrade Holding Corp.          9,981,190
      31,540    L    Chicago Mercantile Exchange
                       Holdings, Inc.                  4,553,430
     129,480    L    Legg Mason, Inc.                 11,783,975
                                                    ------------
                                                      26,318,595
                                                    ------------
                     ELECTRONICS: 4.1%
      80,630   @,L   Amphenol Corp.                    2,686,592
      55,800   @,L   Cymer, Inc.                       2,089,152
     195,840   @,L   Fisher Scientific Intl.          11,309,759
     198,700    @    Thermo Electron Corp.             6,108,038
     223,360    @    Waters Corp.                     10,672,141
                                                    ------------
                                                      32,865,682
                                                    ------------


   Shares                                              Value
----------------------------------------------------------------
                     ENTERTAINMENT: 1.0%
      64,100         GTECH Holdings Corp.           $  2,968,471
     138,000         International Game Technology     5,326,800
                                                    ------------
                                                       8,295,271
                                                    ------------
                     FOOD: 1.0%
     480,850    @    Coolbrands Intl., Inc.            7,854,272
                                                    ------------
                                                       7,854,272
                                                    ------------
                     HEALTHCARE -- PRODUCTS: 9.1%
     217,520         CR Bard, Inc.                    12,322,508
     941,610   @,L   CYTYC Corp.                      23,888,645
     229,940         Dentsply Intl., Inc.             11,979,874
     141,790    @    Gen-Probe, Inc.                   6,709,503
     233,170         Guidant Corp.                    13,029,540
     376,000   @,L   Thoratec Corp.                    4,034,480
                                                    ------------
                                                      71,964,550
                                                    ------------
                     HEALTHCARE -- SERVICES: 1.5%
     201,580    @    Community Health Systems,
                       Inc.                            5,396,297
     455,170   @,L   Tenet Healthcare Corp.            6,103,829
                                                    ------------
                                                      11,500,126
                                                    ------------
                     INTERNET: 4.3%
      91,430   @,L   F5 Networks, Inc.                 2,421,066
     232,122    L    InterActiveCorp.                  6,996,157
     425,020   @,L   Monster Worldwide, Inc.          10,931,514
     356,060         Network Associates, Inc.          6,455,368
     168,510   @,L   Symantec Corp.                    7,377,368
                                                    ------------
                                                      34,181,473
                                                    ------------
                     LEISURE TIME: 1.8%
     233,030    L    Royal Caribbean Cruises Ltd.     10,115,832
     135,900   @,L   WMS Industries, Inc.              4,049,820
                                                    ------------
                                                      14,165,652
                                                    ------------
                     LODGING: 0.6%
      72,900         Four Seasons Hotels, Inc.         4,389,309
                                                    ------------
                                                       4,389,309
                                                    ------------
                     MEDIA: 5.3%
     830,770    @    Citadel Broadcasting Corp.       12,104,319
     371,393    @    Echostar Communications Corp.    11,420,335
      13,300    @    Entercom Communications Corp.       496,090
     217,700         Meredith Corp.                   11,964,792
     252,540    @    Westwood One, Inc.                6,010,452
                                                    ------------
                                                      41,995,988
                                                    ------------
                     MINING: 0.3%
      77,500    @    Aber Diamond Corp.                2,292,795
                                                    ------------
                                                       2,292,795
                                                    ------------
                     OIL AND GAS: 0.1%
      36,800         Globalsantafe Corp.                 975,200
                                                    ------------
                                                         975,200
                                                    ------------
                     OIL AND GAS SERVICES: 1.8%
     179,840    @    BJ Services Co.                   8,243,866
     122,920   @,L   Cooper Cameron Corp.              5,986,204
                                                    ------------
                                                      14,230,070
                                                    ------------
                     PHARMACEUTICALS: 5.4%
      47,240    L    Allergan, Inc.                    4,228,925
     192,800    L    Elan Corp. PLC                    4,769,872
     213,400   @,L   Endo Pharmaceuticals
                       Holdings, Inc.                  5,004,230
     189,040    @    Gilead Sciences, Inc.            12,665,680

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
  ING MFS MID CAP GROWTH PORTFOLIO as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     PHARMACEUTICALS (CONTINUED)
     341,500    @    Medicis Pharmaceutical         $ 13,642,924
      48,870   @,L   Neurocrine Biosciences, Inc.      2,533,910
                                                    ------------
                                                      42,845,541
                                                    ------------
                     RETAIL: 6.5%
     458,700   @,L   99 Cents Only Stores              6,995,175
     169,980   @,L   Cheesecake Factory                6,763,504
     262,000    L    Family Dollar Stores              7,970,040
      55,090         MSC Industrial Direct Co.         1,809,156
      65,180    L    Outback Steakhouse, Inc.          2,695,845
     210,540   @,L   Pacific Sunwear of California     4,120,268
     282,588    L    Petsmart, Inc.                    9,169,981
      53,400   @,L   PF Chang's China Bistro, Inc.     2,197,410
     261,280         Tiffany & Co.                     9,628,167
                                                    ------------
                                                      51,349,546
                                                    ------------
                     SEMICONDUCTORS: 5.6%
      90,060    @    Analog Devices, Inc.              4,240,025
     361,850   @,L   Integrated Circuit Systems,
                       Inc.                            9,827,846
     465,920   @,L   Marvell Technology Group Ltd.    12,440,064
     284,830   @,L   Novellus Systems, Inc.            8,955,055
     589,100   @,L   PMC -- Sierra, Inc.               8,453,585
                                                    ------------
                                                      43,916,575
                                                    ------------
                     SOFTWARE: 7.4%
     154,940    @    Ascential Software Corp.          2,477,491
     157,700    @    Electronic Arts, Inc.             8,602,535
     234,000   @,L   Intuit, Inc.                      9,027,720
     168,100   @,L   Mercury Interactive Corp.         8,376,423
     557,900    @    Peoplesoft, Inc.                 10,321,150
     304,510   @,L   Red Hat, Inc.                     6,994,595
     456,810    @    Veritas Software Corp.           12,653,636
                                                    ------------
                                                      58,453,550
                                                    ------------
                     TELECOMMUNICATIONS: 13.8%
     595,340   @,@@, Amdocs Ltd.                      13,948,816
                L
   1,175,570   @,L   American Tower Corp.             17,868,663
     207,230   @,L   Andrew Corp.                      4,146,672
     780,560   @,L   Comverse Technology, Inc.        15,564,366
     828,870   @,L   Crown Castle Intl. Corp.         12,225,833
     316,550   @,L   Foundry Networks, Inc.            4,453,859
     112,270         Harris Corp.                      5,697,703
     125,490    @    Interdigital Communications
                       Corp.                           2,360,467
     463,299   @,L   Juniper Networks, Inc.           11,383,256
     186,488   @,L   NTL, Inc.                        10,745,439
     256,630   @,L   Spectrasite, Inc.                11,091,549
                                                    ------------
                                                     109,486,623
                                                    ------------
                     TRANSPORTATION: 1.0%
     154,650    L    Expeditors Intl. Washington,
                       Inc.                            7,641,257
                                                    ------------
                                                       7,641,257
                                                    ------------
                     Total Common Stock
                       (Cost $631,416,542)           775,233,580
                                                    ------------
 Principal
   Amount                                              Value
----------------------------------------------------------------
           -
SHORT-TERM INVESTMENTS: 29.2%
                     FEDERAL NATIONAL MORTGAGE
                       ASSOCIATION: 1.9%
$ 15,322,000         1.250%, due 07/01/04           $ 15,321,468
                                                    ------------
                     Total Federal National
                       Mortgage Association
                       (Cost $15,322,000)             15,321,468
                                                    ------------

 Principal
   Amount                                              Value
----------------------------------------------------------------
                     SECURITY LENDING COLLATERAL(CC): 27.3%
$  6,000,535         American Express Master
                       Trust, 1.289%, due 06/15/05  $  6,000,535
   2,522,020         Americredit Auto Rec Trust,
                       1.330%, due 10/06/05            2,522,020
   4,065,504         Americredit Auto Rec Trust,
                       1.410%, due 10/06/05            4,065,504
   6,005,837         Arran Master Trust, 1.680%,
                       due 09/15/05                    6,005,837
   5,000,000         Bank One Issuance Trust,
                       1.289%, due 02/15/06            5,000,000
   4,000,179         Capital One Master Trust,
                       1.319%, due 04/15/05            4,000,179
   1,000,000         Capital One Multi-Asset EX
                       Trust, 1.429%, due 09/15/05     1,000,000
   6,000,102         Chase Credit Card Master
                       Trust, 1.289%, due 06/15/05     6,000,102
   1,500,000         Daimler Chrysler Master Owner
                       Trust, 1.289%, due 05/16/05     1,500,000
   6,000,499         Daimler Chrysler Master Owner
                       Trust, 1.299%, due 05/16/05     6,000,499
   5,950,387         Discover Card Master Trust,
                       1.419%, due 03/15/05            5,950,387
   5,000,000         Distribution Financial
                       Service Floorplan Master
                       Trust, 1.339%, due 04/17/06     5,000,000
   5,000,000         Fleet Commercial Line Master
                       Trust, 1.500%, due 08/16/05     5,000,000
   8,000,162         Ford Credit Master Trust,
                       1.329%, due 07/15/04            8,000,162
   7,000,000         Goldman Sachs Promissory
                       Note, 1.700%, due 10/01/04      7,000,000
   2,500,000         Household PRVT Label CC
                       Master Trust, 1.509%, due
                       11/15/05                        2,500,000
   6,000,000         MBNA Credit Card Master Note
                       Trust, 1.299%, due 02/15/06     6,000,000
   6,000,000    @@   Mound Financing PLC, 1.320%,
                       due 02/08/06                    6,000,000
   3,002,171         Superior Wholesale Inv
                       Financial Trust, 1.270%,
                       due 04/15/05                    3,002,171
 125,523,208         The Bank of New York
                       Institutional Cash Reserves
                       Fund, 1.254%, due 07/01/04    125,523,208
                                                    ------------
                     Total Securities Lending
                       Collateral
                       (Cost $216,070,604)           216,070,604
                                                    ------------
                     Total Short-Term Investments
                       (Cost $231,392,604)           231,392,072
                                                    ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $862,809,146)*         127.1%   $1,006,625,652
            OTHER ASSETS AND
              LIABILITIES-NET              (27.1)     (214,430,141)
                                           -----    --------------
            NET ASSETS                     100.0%   $  792,195,511
                                           =====    ==============

 @     Non-income producing security
 @@    Foreign issuer
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004
 cc    Security purchased with cash collateral for security
       loaned.
 *     Cost for federal income tax purposes is $871,142,345.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                $151,254,474
      Gross Unrealized Depreciation                 (15,771,167)
                                                   ------------
      Net Unrealized Appreciation                  $135,483,307
                                                   ============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MFS RESEARCH PORTFOLIO                       as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


   Shares                                               Value
-----------------------------------------------------------------
COMMON STOCK: 97.9%
                      ADVERTISING: 2.7%
     168,300    @,L   Getty Images, Inc.            $  10,098,000
     159,900    @,L   Lamar Advertising Co.             6,931,665
                                                    -------------
                                                       17,029,665
                                                    -------------
                      AEROSPACE/DEFENSE: 2.6%
     312,900          Lockheed Martin Corp.            16,295,832
                                                    -------------
                                                       16,295,832
                                                    -------------
                      AGRICULTURE: 2.8%
     174,000          Altria Group, Inc.                8,708,700
     240,200          Monsanto Co.                      9,247,700
                                                    -------------
                                                       17,956,400
                                                    -------------
                      AIRLINES: 1.3%
     476,200          Southwest Airlines Co.            7,985,874
                                                    -------------
                                                        7,985,874
                                                    -------------
                      APPAREL: 1.0%
     170,600          Reebok Intl. Ltd.                 6,138,188
                                                    -------------
                                                        6,138,188
                                                    -------------
                      AUTO PARTS AND EQUIPMENT: 1.1%
      79,200   @@,L   Magna Intl., Inc.                 6,745,464
                                                    -------------
                                                        6,745,464
                                                    -------------
                      BANKS: 2.5%
     148,020          Bank of America Corp.            12,525,452
      81,800     L    Investors Financial Services
                        Corp.                           3,564,844
                                                    -------------
                                                       16,090,296
                                                    -------------
                      BEVERAGES: 1.8%
      62,000          Anheuser-Busch Cos., Inc.         3,348,000
     149,300          PepsiCo, Inc.                     8,044,284
                                                    -------------
                                                       11,392,284
                                                    -------------
                      BIOTECHNOLOGY: 3.1%
      59,100     @    Amgen, Inc.                       3,225,087
      29,800    @,L   Celgene Corp.                     1,706,348
     208,900    @,L   Genzyme Corp.                     9,887,237
     206,700    @,L   Medimmune, Inc.                   4,836,780
                                                    -------------
                                                       19,655,452
                                                    -------------
                      CHEMICALS: 3.1%
     230,400          Du Pont EI de Nemours & Co.      10,234,368
     529,170     L    Lyondell Chemical Co.             9,202,266
                                                    -------------
                                                       19,436,634
                                                    -------------
                      COMMERCIAL SERVICES: 2.9%
     268,480   @,@@   Accenture Ltd.                    7,377,830
     107,200    @,L   Career Education Corp.            4,884,032
     240,600    @,L   Corinthian Colleges, Inc.         5,952,444
                                                    -------------
                                                       18,214,306
                                                    -------------
                      COMPUTERS: 2.0%
     158,200     @    Ceridian Corp.                    3,559,500
     156,400     @    Dell, Inc.                        5,602,248
      68,000    @,L   DST Systems, Inc.                 3,270,120
                                                    -------------
                                                       12,431,868
                                                    -------------
                      COSMETICS/PERSONAL CARE: 3.0%
     102,600          Colgate-Palmolive Co.             5,996,970
      95,500          Kimberly-Clark Corp.              6,291,540
     124,200          Procter & Gamble Co.              6,761,448
                                                    -------------
                                                       19,049,958
                                                    -------------


   Shares                                               Value
-----------------------------------------------------------------
                      DIVERSIFIED FINANCIAL SERVICES: 14.3%
     309,200          American Express Co.          $  15,886,696
      26,800     L    Chicago Mercantile Exchange
                        Holdings, Inc.                  3,869,116
     377,203          Citigroup, Inc.                  17,539,940
     338,100          Franklin Resources, Inc.         16,932,048
     102,480          Freddie Mac                       6,486,984
     414,200          Janus Capital Group, Inc.         6,830,158
      84,400     L    Legg Mason, Inc.                  7,681,244
     374,800          MBNA Corp.                        9,666,092
     108,900          Merrill Lynch & Co., Inc.         5,878,422
                                                    -------------
                                                       90,770,700
                                                    -------------
                      ELECTRIC: 2.0%
      50,300     L    Dominion Resources, Inc.          3,172,924
      94,600          Exelon Corp.                      3,149,234
     151,500     L    NiSource, Inc.                    3,123,930
      69,700     L    PPL Corp.                         3,199,230
                                                    -------------
                                                       12,645,318
                                                    -------------
                      ELECTRICAL COMPONENTS AND EQUIPMENT: 0.5%
     318,000    @@    Brother Industries Ltd.           3,080,475
                                                    -------------
                                                        3,080,475
                                                    -------------
                      FOOD: 0.9%
     116,400     L    General Mills, Inc.               5,532,492
                                                    -------------
                                                        5,532,492
                                                    -------------
                      HEALTHCARE -- PRODUCTS: 3.9%
      82,200    @,L   Cyberonics, Inc.                  2,742,192
      80,700          Guidant Corp.                     4,509,516
     317,900          Johnson & Johnson                17,707,030
                                                    -------------
                                                       24,958,738
                                                    -------------
                      HEALTHCARE -- SERVICES: 3.6%
     132,100    @,L   Apria Healthcare Group, Inc.      3,791,270
      77,200     L    HCA, Inc.                         3,210,748
     151,200    @,L   Lincare Holdings, Inc.            4,968,432
     811,100    @,L   Tenet Healthcare Corp.           10,876,851
                                                    -------------
                                                       22,847,301
                                                    -------------
                      HOUSEWARES: 1.0%
     265,500     L    Newell Rubbermaid, Inc.           6,239,250
                                                    -------------
                                                        6,239,250
                                                    -------------
                      INSURANCE: 2.9%
     166,700          American Intl. Group             11,882,376
     175,000          Metlife, Inc.                     6,273,750
                                                    -------------
                                                       18,156,126
                                                    -------------
                      INTERNET: 3.0%
     100,300    @,L   Akamai Technologies, Inc.         1,800,385
      35,500    @,L   eBay, Inc.                        3,264,225
      71,700    @,L   Symantec Corp.                    3,139,026
     292,700    @,L   Yahoo!, Inc.                     10,633,791
                                                    -------------
                                                       18,837,427
                                                    -------------
                      LEISURE TIME: 2.5%
     178,800     L    Carnival Corp.                    8,403,600
     120,800     L    Harley-Davidson, Inc.             7,482,352
                                                    -------------
                                                       15,885,952
                                                    -------------
                      MEDIA: 2.3%
      37,800          Clear Channel
                        Communications, Inc.            1,396,710
     213,300    @,L   Comcast Corp.                     5,978,799
     177,700    @,L   Cumulus Media, Inc.               2,987,137
      14,500    @,L   Echostar Communications
                        Corp.                             445,875

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MFS RESEARCH PORTFOLIO           as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------


   Shares                                               Value
-----------------------------------------------------------------
                      MEDIA (CONTINUED)
     w24,500     @    Fox Entertainment Group,
                        Inc.                        $     654,150
     130,000          Walt Disney Co.                   3,313,700
                                                    -------------
                                                       14,776,371
                                                    -------------
                      MINING: 1.0%
     137,200   @@,L   Cia Vale do Rio Doce              6,523,860
                                                    -------------
                                                        6,523,860
                                                    -------------
                      MISCELLANEOUS MANUFACTURING: 2.1%
      50,700          Eaton Corp.                       3,282,318
     302,200          General Electric Co.              9,791,280
                                                    -------------
                                                       13,073,598
                                                    -------------
                      OIL AND GAS: 5.6%
     690,800    @@    BP PLC                            6,100,968
     105,100    @@    Encana Corp.                      4,516,772
     228,591          Globalsantafe Corp.               6,057,662
     169,600     @    Noble Corp.                       6,426,144
      97,000   @@,L   Total SA                          9,319,760
      89,300          Unocal Corp.                      3,393,400
                                                    -------------
                                                       35,814,706
                                                    -------------
                      OIL AND GAS SERVICES: 0.9%
     189,500     L    Halliburton Co.                   5,734,270
                                                    -------------
                                                        5,734,270
                                                    -------------
                      PHARMACEUTICALS: 2.9%
     149,700          Abbott Laboratories               6,101,772
      64,600   @@,L   Elan Corp. PLC                    1,598,204
      71,600     @    Gilead Sciences, Inc.             4,797,200
     156,300          Wyeth                             5,651,808
                                                    -------------
                                                       18,148,984
                                                    -------------
                      RETAIL: 4.9%
     289,100          Circuit City Stores, Inc.         3,743,845
      50,500          CVS Corp.                         2,122,010
     219,600    @,L   Hot Topic, Inc.                   4,499,604
     242,000    @,L   Kohl's Corp.                     10,231,760
     749,500     @    Rite Aid Corp.                    3,912,390
     161,100          Target Corp.                      6,841,917
                                                    -------------
                                                       31,351,526
                                                    -------------
                      SEMICONDUCTORS: 1.4%
     194,800    @,L   Integrated Circuit
                        Systems, Inc.                   5,290,768
     124,400   @,@@,  Marvell Technology
                 L      Group Ltd.                      3,321,480
                                                    -------------
                                                        8,612,248
                                                    -------------
                      SOFTWARE: 4.7%
     142,700     @    Ascential Software Corp.          2,281,773
     114,500          Computer Associates
                        Intl., Inc.                     3,212,870
     167,200    @,L   Fiserv, Inc.                      6,502,408
     249,100          Microsoft Corp.                   7,114,296
     149,200    @,L   Red Hat, Inc.                     3,427,124
     268,700     @    Veritas Software Corp.            7,442,990
                                                    -------------
                                                       29,981,461
                                                    -------------


   Shares                                               Value
-----------------------------------------------------------------
                      TELECOMMUNICATIONS: 7.6%
      67,000     L    Adtran, Inc.                  $   2,235,790
     409,300   @,@@,  Amdocs Ltd.                       9,589,899
                 L
     438,100     @    Cisco Systems, Inc.              10,382,970
   1,065,400    @,L   Nortel Networks Corp.             5,316,346
      88,450   @,@@,  Spectrasite, Inc.                 3,822,809
                 L
     533,400     L    Sprint Corp. -- FON Group         9,387,840
      71,400          Verizon Communications, Inc.      2,583,966
     236,178   @@,L   Vodafone Group PLC                5,219,534
                                                    -------------
                                                       48,539,154
                                                    -------------
                      Total Common Stock
                        (Cost $577,653,906)           619,932,178
                                                    -------------
 Principal
   Amount                                               Value
-----------------------------------------------------------------
           w
SHORT-TERM INVESTMENTS: 27.8%
                      FEDERAL NATIONAL MORTGAGE ASSOCIATION: 1.6%
$  9,799,000          0.000%, due 07/01/04          $   9,798,660
                                                    -------------
                      Total Federal National
                        Mortgage Association (Cost
                        $9,799,000)                     9,798,660
                                                    -------------
                      SECURITY LENDING COLLATERAL(CC): 26.2%
   4,000,000          AICCO Premium Financial
                        Master Trust, 1.439%, due
                        06/15/05                        4,000,000
   1,103,384          Americredit Auto Rec Trust,
                        1.330%, due 10/06/05            1,103,384
   5,004,864          Arran Master Trust, 1.680%,
                        due 09/15/05                    5,004,864
   5,000,000          Bank One Issuance Trust,
                        1.289%, due 02/15/06            5,000,000
   3,000,000          Capital Auto Rec Asset
                        Trust, 1.279%, due
                        04/15/05                        3,000,000
   2,500,224          Capital One Master Trust,
                        1.319%, due 04/15/05            2,500,224
   5,007,334          Chase Credit Card Master
                        Trust, 1.379%, due
                        06/15/05                        5,007,334
   2,500,000          Daimler Chrysler Master
                        Owner Trust, 1.289%, due
                        05/16/05                        2,500,000
   3,005,652          Discover Card Master Trust,
                        1.339%, due 03/15/05            3,005,652
   3,000,000          Discover Card Master Trust,
                        1.399%, due 03/15/05            3,000,000
   5,000,958          Fleet CC Master Trust,
                        1.289%, due 04/15/05            5,000,958
   2,000,000          Fleet Commerical Line Master
                        Trust, 1.500%, due
                        08/16/05                        2,000,000
   6,249,246          Fleet Commerical Line Master
                        Trust, 1.520%, due
                        08/16/05                        6,249,246
   3,000,000          MBNA CC Master Note Trust,
                        1.389%, due 11/15/05            3,000,000
   3,005,209          MBNA Master Credit Card
                        Trust, 1.389%, due
                        02/15/06                        3,005,209

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MFS RESEARCH PORTFOLIO           as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                               Value
-----------------------------------------------------------------
                      SECURITY LENDING COLLATERAL(CC) (CONTINUED)
$  4,000,000    @@    Mound Financing PLC, 1.320%,
                        due 02/08/06                $   4,000,000
   1,501,086          Superior Wholesale Inv
                        Financial Trust, 1.270%,
                        due 04/15/05                    1,501,085
 107,134,915          The Bank of New York
                        Institutional Cash
                        Reserves Fund, 1.254%,
                        due 07/01/04                  107,134,916
                                                    -------------
                      Total Securities Lending
                        Collateral
                        (Cost $166,012,872)           166,012,872
                                                    -------------
                      Total Short-Term Investments
                        (Cost $175,811,872)           175,811,532
                                                    -------------

          TOTAL INVESTMENTS IN SECURITIES
            (COST $753,465,778)*           125.7%   $ 795,743,710
          OTHER ASSETS AND
            LIABILITIES-NET                (25.7)    (162,784,046)
                                           -----    -------------
          NET ASSETS                       100.0%   $ 632,959,664
                                           =====    =============

 @     Non-income producing security
 @@    Foreign issuer
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004
 cc    Security purchased with cash collateral for securities
       loaned.
 *     Cost for federal income tax purposes is $760,537,840.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $ 47,211,430
      Gross Unrealized Depreciation                  (12,005,560)
                                                    ------------
      Net Unrealized Appreciation                   $ 35,205,870
                                                    ============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO                   as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


   Shares                                              Value
-----------------------------------------------------------------
COMMON STOCK: 59.3%
                     AEROSPACE/DEFENSE: 1.8%
     369,100         Lockheed Martin Corp.         $   19,222,728
      68,600         Northrop Grumman Corp.             3,683,820
      57,800         Raytheon Co.                       2,067,506
                                                   --------------
                                                       24,974,054
                                                   --------------
                     AGRICULTURE: 1.0%
     188,700         Altria Group, Inc.                 9,444,435
     103,200         Monsanto Co.                       3,973,200
                                                   --------------
                                                       13,417,635
                                                   --------------
                     AIRLINES: 0.1%
     125,000    L    Southwest Airlines Co.             2,096,250
                                                   --------------
                                                        2,096,250
                                                   --------------
                     APPAREL: 0.1%
      39,000    L    Reebok Intl. Ltd                   1,403,220
                                                   --------------
                                                        1,403,220
                                                   --------------
                     AUTO PARTS AND EQUIPMENT: 0.4%
      68,300    L    Magna Intl., Inc.                  5,817,111
                                                   --------------
                                                        5,817,111
                                                   --------------
                     BANKS: 6.0%
     385,297         Bank of America Corp.             32,603,862
     190,500         Bank One Corp.                     9,715,500
     536,800         Mellon Financial Corp.            15,744,344
     228,400         PNC Financial Services
                       Group, Inc.                     12,123,472
      30,500         SouthTrust Corp.                   1,183,705
     155,300    L    SunTrust Banks, Inc.              10,092,947
     117,097         US Bancorp                         3,227,193
                                                   --------------
                                                       84,691,023
                                                   --------------
                     BEVERAGES: 0.3%
      48,700         Anheuser-Busch Cos., Inc.          2,629,800
      94,000    @@   Diageo PLC                         1,267,437
      10,800         PepsiCo, Inc.                        581,904
                                                   --------------
                                                        4,479,141
                                                   --------------
                     BIOTECHNOLOGY: 0.1%
      34,600   @,L   Genzyme Corp.                      1,637,618
                                                   --------------
                                                        1,637,618
                                                   --------------
                     BUILDING MATERIALS: 0.2%
      92,100         Masco Corp.                        2,871,678
                                                   --------------
                                                        2,871,678
                                                   --------------
                     CHEMICALS: 2.4%
      85,340         Air Products and Chemicals,
                       Inc.                             4,476,083
     121,600         Dow Chemical Co.                   4,949,120
     277,400         EI Du Pont de Nemours & Co.       12,322,108
     188,870    L    Lyondell Chemical Co.              3,284,449
     101,100         PPG Industries, Inc.               6,317,739
      20,800         Praxair, Inc.                        830,128
      23,700    @@   Syngenta AG                        1,986,985
                                                   --------------
                                                       34,166,612
                                                   --------------
                     COMMERCIAL SERVICES: 0.3%
     127,640    @    Accenture Ltd                      3,507,547
      46,000   @,L   Aramark Corp.                      1,322,960
                                                   --------------
                                                        4,830,507
                                                   --------------


   Shares                                              Value
-----------------------------------------------------------------
                     COMPUTERS: 0.3%
      89,000   @,L   Cadence Design Systems, Inc.  $    1,302,070
      34,500         Hewlett-Packard Co.                  727,950
      20,500         International Business
                       Machines Corp.                   1,807,075
                                                   --------------
                                                        3,837,095
                                                   --------------
                     COSMETICS/PERSONAL CARE: 0.7%
     139,420         Kimberly-Clark Corp.               9,184,990
                                                   --------------
                                                        9,184,990
                                                   --------------
                     DIVERSIFIED FINANCIAL SERVICES: 5.9%
     110,400         American Express Co.               5,672,352
     635,776         Citigroup, Inc.                   29,563,584
     123,700         Fannie Mae                         8,827,232
      31,800         Franklin Resources, Inc.           1,592,544
     124,300         Freddie Mac                        7,868,190
      60,000         Goldman Sachs Group, Inc.          5,649,600
      37,900         Lehman Brothers Holdings,
                       Inc.                             2,851,975
     146,800         MBNA Corp.                         3,785,972
     236,950    L    Merrill Lynch & Co., Inc.         12,790,561
      90,500         Morgan Stanley                     4,775,685
                                                   --------------
                                                       83,377,695
                                                   --------------
                     ELECTRIC: 2.5%
   1,474,300   @,L   Calpine Corp.                      6,368,976
      73,700    L    Cinergy Corp.                      2,800,600
      38,500    L    Dominion Resources, Inc.           2,428,580
      55,400         Energy East Corp.                  1,343,450
     101,500    L    Entergy Corp.                      5,685,015
      87,040         Exelon Corp.                       2,897,562
      17,100    L    FirstEnergy Corp.                    639,711
      97,697    L    NiSource, Inc.                     2,014,512
      13,600         NSTAR                                651,168
      86,200         PPL Corp.                          3,956,580
     172,150    L    TXU Corp.                          6,973,796
                                                   --------------
                                                       35,759,950
                                                   --------------
                     ELECTRICAL COMPONENTS AND EQUIPMENT: 0.2%
      50,050         Emerson Electric Co.               3,180,678
                                                   --------------
                                                        3,180,678
                                                   --------------
                     FOOD: 2.1%
     317,417         Archer-Daniels-Midland Co.         5,326,257
     178,800         General Mills, Inc.                8,498,364
     126,400         HJ Heinz Co.                       4,954,880
     104,900         Kellogg Co.                        4,390,065
      93,500    @    Kroger Co.                         1,701,700
     210,000         Sara Lee Corp.                     4,827,900
                                                   --------------
                                                       29,699,166
                                                   --------------
                     FOREST PRODUCTS AND PAPER: 0.7%
      92,200    L    Bowater, Inc.                      3,834,598
      37,700    L    Georgia-Pacific Corp.              1,394,146
     111,750    L    International Paper Co.            4,995,225
                                                   --------------
                                                       10,223,969
                                                   --------------
                     GAS: 0.2%
      47,600         AGL Resources, Inc.                1,382,780
      28,400         KeySpan Corp.                      1,042,280
                                                   --------------
                                                        2,425,060
                                                   --------------
                     HEALTHCARE -- PRODUCTS: 1.5%
      26,500         Baxter Intl., Inc.                   914,515
       7,700    L    Guidant Corp.                        430,276
     356,500         Johnson & Johnson                 19,857,050
                                                   --------------
                                                       21,201,841
                                                   --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
-----------------------------------------------------------------
                     HEALTHCARE -- SERVICES: 0.8%
      55,400   @,L   Apria Healthcare Group, Inc.  $    1,589,980
      48,400    L    HCA, Inc.                          2,012,956
      73,400   @,L   Lincare Holdings, Inc.             2,411,924
     436,300   @,L   Tenet Healthcare Corp.             5,850,783
                                                   --------------
                                                       11,865,643
                                                   --------------
                     HOUSEWARES: 0.5%
     315,700    L    Newell Rubbermaid, Inc.            7,418,950
                                                   --------------
                                                        7,418,950
                                                   --------------
                     INSURANCE: 2.8%
      21,800         Aflac, Inc.                          889,658
     228,000         Allstate Corp.                    10,613,399
      19,000         Chubb Corp.                        1,295,420
     224,300   @,L   Conseco Inc.                       4,463,570
     140,200    L    Hartford Financial Services
                       Group, Inc.                      9,637,348
      11,000         Marsh & McLennan Cos Inc.            499,180
     202,790    L    Metlife, Inc.                      7,270,022
     114,698    L    St Paul Travelers Cos, Inc.        4,649,857
                                                   --------------
                                                       39,318,454
                                                   --------------
                     INTERNET: 0.2%
     152,420   @,L   Network Associates, Inc.           2,763,375
                                                   --------------
                                                        2,763,375
                                                   --------------
                     LODGING: 0.1%
      86,300         Hilton Hotels Corp.                1,610,358
                                                   --------------
                                                        1,610,358
                                                   --------------
                     MACHINERY -- CONSTRUCTION AND
                       MINING: 0.2%
      35,800         Caterpillar, Inc.                  2,843,952
                                                   --------------
                                                        2,843,952
                                                   --------------
                     MACHINERY -- DIVERSIFIED: 0.2%
      30,700         Deere & Co.                        2,153,298
                                                   --------------
                                                        2,153,298
                                                   --------------
                     MEDIA: 4.2%
     516,240   @,L   Comcast Corp.                     14,253,386
      46,100   @,L   Cox Communications, Inc.           1,281,119
      45,700   @,L   Echostar Communications
                       Corp.                            1,405,275
      29,900         New York Times Co.                 1,336,829
     566,700    @@   Reed Elsevier PLC                  5,508,527
     284,900    @    Time Warner, Inc.                  5,008,542
      69,400    L    Tribune Co.                        3,160,476
     477,208         Viacom, Inc.                      17,045,870
     375,700         Walt Disney Co.                    9,576,593
                                                   --------------
                                                       58,576,617
                                                   --------------
                     METAL FABRICATE/HARDWARE: 0.1%
      31,800    L    Precision Castparts Corp.          1,739,142
                                                   --------------
                                                        1,739,142
                                                   --------------
                     MINING: 0.4%
     146,500    @@   BHP Billiton PLC                   1,271,268
      94,600   @@,L  Cia Vale do Rio Doce               4,498,230
                                                   --------------
                                                        5,769,498
                                                   --------------
                     MISCELLANEOUS MANUFACTURING: 1.8%
      16,300    L    Cooper Industries Ltd                968,383
      46,500         Eaton Corp.                        3,010,410
     225,400         General Electric Co.               7,302,960
      28,400    @@   Ingersoll-Rand Co.                 1,940,004
     348,300    @@   Tyco Intl. Ltd                    11,542,662
                                                   --------------
                                                       24,764,419
                                                   --------------


   Shares                                              Value
-----------------------------------------------------------------
                     OFFICE/BUSINESS EQUIPMENT: 0.1%
      57,000   @,L   Xerox Corp.                   $      826,500
                                                   --------------
                                                          826,500
                                                   --------------
                     OIL AND GAS: 6.0%
     265,942   @@,L  BP PLC ADR                        14,246,513
       8,600         ChevronTexaco Corp.                  809,346
      72,000         ConocoPhillips                     5,492,880
     141,840         Devon Energy Corp.                 9,361,440
      66,000         Encana Corp.                       2,848,560
      20,600         EOG Resources, Inc.                1,230,026
     237,354         Exxon Mobil Corp.                 10,540,891
     463,100         Globalsantafe Corp.               12,272,150
      36,400   @,L   Newfield Exploration Co.           2,028,936
     386,860    @    Noble Corp.                       14,658,125
      61,100    @@   Total SA                           5,870,488
     128,600         Unocal Corp.                       4,886,800
                                                   --------------
                                                       84,246,155
                                                   --------------
                     OIL AND GAS SERVICES: 1.1%
     107,200   @,L   BJ Services Co.                    4,914,048
     117,600    @    Cooper Cameron Corp.               5,727,120
      87,500         Schlumberger Ltd.                  5,557,125
                                                   --------------
                                                       16,198,293
                                                   --------------
                     PACKAGING AND CONTAINERS: 0.9%
     498,100   @,L   Owens-Illinois, Inc.               8,348,156
     195,900   @,L   Smurfit-Stone Container
                       Corp.                            3,908,205
                                                   --------------
                                                       12,256,361
                                                   --------------
                     PHARMACEUTICALS: 3.7%
     206,300         Abbott Laboratories                8,408,788
      33,600         Cardinal Health, Inc.              2,353,680
      30,500         Eli Lilly and Co.                  2,132,255
     294,700         Merck & Co., Inc.                 13,998,250
      46,400    @@   Novartis AG                        2,046,950
      71,400         Pfizer, Inc.                       2,447,592
      50,500    @@   Roche Holding AG                   5,000,000
      21,600    @@   Sanofi-Synthelabo SA               1,369,168
     382,100         Wyeth                             13,816,736
                                                   --------------
                                                       51,573,419
                                                   --------------
                     PIPELINES: 0.1%
      31,520         National Fuel Gas Co.                788,000
                                                   --------------
                                                          788,000
                                                   --------------
                     RETAIL: 0.9%
     115,800         Home Depot, Inc.                   4,076,160
      58,000         McDonald's Corp.                   1,508,000
     895,800   @,L   Rite Aid Corp.                     4,676,076
     112,000    L    TJX Cos., Inc.                     2,703,680
                                                   --------------
                                                       12,963,916
                                                   --------------
                     SEMICONDUCTORS: 0.2%
     376,000    @    Agere Systems, Inc.                  808,400
      70,800   @,L   Novellus Systems, Inc.             2,225,952
                                                   --------------
                                                        3,034,352
                                                   --------------
                     SOFTWARE: 1.6%
     181,200         Computer Associates Intl.,
                       Inc.                             5,084,472
     611,500         Microsoft Corp.                   17,464,440
                                                   --------------
                                                       22,548,912
                                                   --------------
                     TELECOMMUNICATIONS: 6.0%
     119,300    @    Cisco Systems, Inc.                2,827,410
     588,500    @@   Nokia OYJ ADR                      8,556,790
   1,548,800   @,L   Nortel Networks Corp.              7,728,512
     299,596         SBC Communications, Inc.           7,265,203
   1,366,100    L    Sprint Corp-FON Group             24,043,360

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
-----------------------------------------------------------------
                     TELECOMMUNICATIONS (CONTINUED)
     669,294         Verizon Communications, Inc.  $   24,221,749
     486,196   @@,L  Vodafone Group PLC                10,744,932
                                                   --------------
                                                       85,387,956
                                                   --------------
                     TOYS/GAMES/HOBBIES: 0.2%
      32,400         Hasbro, Inc.                         615,600
     143,600    L    Mattel, Inc.                       2,620,700
                                                   --------------
                                                        3,236,300
                                                   --------------
                     TRANSPORTATION: 0.4%
     105,930         Burlington Northern Santa Fe
                       Corp.                            3,714,965
      32,900         Union Pacific Corp.                1,955,905
                                                   --------------
                                                        5,670,870
                                                   --------------
                     Total Common Stock
                       (Cost $756,746,617)            836,830,033
                                                   --------------
PREFERRED STOCK: 0.2%
                     MEDIA: 0.2%
      83,200    L    News Corp. Ltd                     2,735,616
                                                   --------------
                     Total Preferred Stock
                       (Cost $2,724,457)                2,735,616
                                                   --------------
 Principal
   Amount                                              Value
-----------------------------------------------------------------
CORPORATE BONDS: 10.0%
                     AEROSPACE/DEFENSE: 0.2%
$  1,320,000         BAE Systems Holdings, Inc.,
                       6.400%, due 12/15/11        $    1,407,289
   1,770,000         Northrop Grumman Corp.,
                       7.750%, due 02/15/31             2,065,109
                                                   --------------
                                                        3,472,398
                                                   --------------
                     AIRLINES: 0.1%
     262,336   @,L   Continental Airlines, Inc.,
                       6.648%, due 09/15/17               245,013
     868,761   @,L   Continental Airlines, Inc.,
                       7.256%, due 03/15/20               846,911
                                                   --------------
                                                        1,091,924
                                                   --------------
                     AUTO MANUFACTURERS: 0.4%
   2,650,000    L    DaimlerChrysler NA Holding
                       Corp., 6.500%, due
                       11/15/13                         2,721,630
     575,000         DaimlerChrysler NA Holding
                       Corp., 8.000%, due
                       06/15/10                           647,036
   1,685,000    L    Ford Motor Co., 7.450%, due
                       07/16/31                         1,610,697
     590,000    L    General Motors Corp.,
                       7.200%, due 01/15/11               619,001
                                                   --------------
                                                        5,598,364
                                                   --------------
                     BANKS: 1.1%
     955,000         Abbey National Capital Trust
                       I, 8.963%, due 12/29/49          1,194,384
   2,908,000         Bank of America Corp.,
                       7.400%, due 01/15/11             3,300,016
   1,110,000    L    DBS Capital Funding Corp.,
                       7.657%, due 03/31/49             1,241,100
     700,000   @@,L, HBOS Capital Funding LP,
                l      6.071%, due 06/30/49               704,099
   3,600,000    L    KFW International Finance,
                       4.250%, due 04/18/05             3,656,498
   1,026,000         Popular North America, Inc.,
                       4.250%, due 04/01/08             1,026,318

 Principal
   Amount                                              Value
-----------------------------------------------------------------
$  2,000,000         RBS Capital Trust I, 6.425%,
                       due 12/29/49                $    1,921,422
   1,501,000    @@   Unicredito Italiano Capital
                       Trust II, 9.200%, due
                       10/29/49                         1,823,457
                                                   --------------
                                                       14,867,294
                                                   --------------
                     BEVERAGES: 0.2%
   1,400,000         Coca-Cola HBC Finance BV,
                       5.125%, due 09/17/13             1,382,735
   1,793,000         Miller Brewing Co., 5.500%,
                       due 08/15/13                     1,802,453
                                                   --------------
                                                        3,185,188
                                                   --------------
                     CHEMICALS: 0.1%
     784,000         Dow Chemical Co., 5.750%,
                       due 12/15/08                       823,515
                                                   --------------
                                                          823,515
                                                   --------------
                     COMMERCIAL SERVICES: 0.2%
     745,000   @,L   Cendant Corp., 6.250%, due
                       01/15/08                           795,106
   1,409,000    @    Cendant Corp., 6.875%, due
                       08/15/06                         1,506,260
                                                   --------------
                                                        2,301,366
                                                   --------------
                     DIVERSIFIED FINANCIAL SERVICES: 2.3%
   1,243,000         Aig Sunamerica Global
                       Financing II, 7.600%, due
                       06/15/05                         1,301,846
     793,000         ASIF II, 5.750%, due
                       02/16/09                           835,192
   3,571,000         Boeing Capital Corp.,
                       6.500%, due 02/15/12             3,854,033
   2,393,000         Citigroup, Inc., 7.250%, due
                       10/01/10                         2,698,433
   3,518,000    @    Credit Suisse First Boston,
                       4.625%, due 01/15/08             3,586,428
     580,000    @    Credit Suisse First Boston,
                       6.125%, due 11/15/11               611,369
     735,000         Ford Motor Credit Co,
                       7.000%, due 10/01/13               743,209
   1,500,000         Ford Motor Credit Co.,
                       7.875%, due 06/15/10             1,634,040
     803,000         Fund American Cos., Inc.,
                       5.875%, due 05/15/13               802,660
   1,227,000         General Electric Capital
                       Corp., 6.750%, due
                       03/15/32                         1,323,331
     824,000         General Electric Capital
                       Corp., 7.500%, due
                       05/15/05                           859,972
     336,000         General Electric Capital
                       Corp., 8.750%, due
                       05/21/07                           384,552
     720,000         General Motors Acceptance
                       Corp, 8.000%, due 11/01/31         739,775
   2,400,000         General Motors Acceptance
                       Corp., 5.360%, due
                       07/27/04                         2,406,729
   1,172,000         General Motors Acceptance
                       Corp., 6.875%, due
                       09/15/11                         1,203,342
   1,647,000         Goldman Sachs Group, Inc.,
                       5.700%, due 09/01/12             1,673,398
     808,000         Lehman Brothers Holdings,
                       Inc., 7.750%, due 01/15/05         831,776
     944,000         Lehman Brothers Holdings,
                       Inc., 8.250%, due 06/15/07       1,062,214
     350,000         Midamerican Funding LLC,
                       6.927%, due 03/01/29               371,103
   1,088,000         Morgan Stanley, 6.100%, due
                       04/15/06                         1,145,157

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                              Value
-----------------------------------------------------------------
                     DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$  1,100,000         Morgan Stanley, 6.750%, due
                       04/15/11                    $    1,207,107
     356,000         Natexis Ambs Co. LLC,
                       8.440%, due 12/29/49               407,967
   1,500,000         SLM Corp., 4.000%, due
                       01/15/09                         1,474,803
   1,045,000         SLM Corp., 5.375%, due
                       01/15/13                         1,046,207
                                                   --------------
                                                       32,204,643
                                                   --------------
                     ELECTRIC: 1.4%
     978,000         DTE Energy Co., 7.050%, due
                       06/01/11                         1,061,573
     740,168         Entergy Louisiana, Inc.,
                       8.090%, due 01/02/17               817,192
   2,000,000    @    Exelon Generation Co. LLC,
                       6.950%, due 06/15/11             2,192,900
   1,100,000         FirstEnergy Corp., 6.450%,
                       due 11/15/11                     1,142,099
   2,069,000         Hydro Quebec, 6.300%, due
                       05/11/11                         2,256,450
     658,000    @    Midamerican Energy Holdings
                       Co., 3.500%, due 05/15/08          635,266
   1,206,000    @    Niagara Mohawk Power Corp.,
                       7.750%, due 05/15/06             1,304,038
     289,029         Northeast Utilities, 8.580%,
                       due 12/01/06                       304,867
   1,688,000    @    Oncor Electric Delivery Co.,
                       7.000%, due 09/01/22             1,810,917
   1,460,000    @    Pacific Gas & Electric Co.,
                       4.800%, due 03/01/14             1,386,031
   1,129,000         Progress Energy, Inc.,
                       6.850%, due 04/15/12             1,221,872
     400,000         Progress Energy, Inc.,
                       7.100%, due 03/01/11               438,902
     851,000    @    PSEG Power LLC, 6.950%, due
                       06/01/12                           926,782
   1,636,000    @    PSEG Power LLC, 8.625%, due
                       04/15/31                         2,004,097
     803,000    I    System Energy Resources,
                       Inc., 5.129%, due 01/15/14         790,802
     873,000         Toledo Edison Co., 7.875%,
                       due 08/01/04                       877,083
     680,000    @    TXU Energy Co., 7.000%, due
                       03/15/13                           741,704
                                                   --------------
                                                       19,912,575
                                                   --------------
                     ENERGY -- ALTERNATE SOURCES: 0.0%
     319,000    @    Midamerican Energy Holdings
                       Co., 5.875%, due 10/01/12          324,441
                                                   --------------
                                                          324,441
                                                   --------------
                     ENVIRONMENTAL CONTROL: 0.2%
     556,000         Waste Management, Inc.,
                       7.000%, due 07/15/28               578,829
   1,668,000         Waste Management, Inc.,
                       7.375%, due 08/01/10             1,876,370
                                                   --------------
                                                        2,455,199
                                                   --------------
                     FOOD: 0.3%
   1,854,000         Cadbury Schweppes US Finance
                       LLC, 5.125%, due 10/01/13        1,813,852
     743,000         Kraft Foods, Inc., 6.250%,
                       due 06/01/12                       783,592
   1,991,000    @    Kroger Co., 6.750%, due
                       04/15/12                         2,160,196
                                                   --------------
                                                        4,757,640
                                                   --------------

 Principal
   Amount                                              Value
-----------------------------------------------------------------
                     FOREST PRODUCTS AND PAPER: 0.1%
$    538,000         MeadWestvaco Corp., 6.800%,
                       due 11/15/32                $      534,008
   1,145,000         Weyerhaeuser Co., 6.750%,
                       due 03/15/12                     1,241,853
                                                   --------------
                                                        1,775,861
                                                   --------------
                     HAND/MACHINE TOOLS: 0.1%
     956,000         Kennametal, Inc., 7.200%,
                       due 06/15/12                     1,012,615
                                                   --------------
                                                        1,012,615
                                                   --------------
                     HEALTHCARE -- SERVICES: 0.2%
     320,000         HCA, Inc., 6.250%, due
                       02/15/13                           318,608
   1,551,000         HCA, Inc., 6.950%, due
                       05/01/12                         1,620,636
     310,000         HCA, Inc., 8.750%, due
                       09/01/10                           354,406
                                                   --------------
                                                        2,293,650
                                                   --------------
                     HOLDING COMPANIES -- DIVERSIFIED: 0.0%
     679,000         EnCana Holdings Finance
                       Corp., 5.800%, due
                       05/01/14                           692,068
                                                   --------------
                                                          692,068
                                                   --------------
                     INSURANCE: 0.3%
   1,007,000         Allstate Corp., 6.125%, due
                       12/15/32                           992,390
   1,972,000         Metlife, Inc., 6.500%, due
                       12/15/32                         2,026,374
     177,000         Safeco Corp., 4.875%, due
                       02/01/10                           178,466
     406,000         Travelers Property Casualty
                       Corp., 6.375%, due
                       03/15/33                           401,210
                                                   --------------
                                                        3,598,440
                                                   --------------
                     LODGING: 0.1%
     745,000         Harrah's Operating Co.,
                       Inc., 7.125%, due 06/01/07         802,752
                                                   --------------
                                                          802,752
                                                   --------------
                     MEDIA: 0.3%
     944,000         Belo Corp., 7.750%, due
                       06/01/27                         1,053,777
     617,000    @    Cox Communications, Inc.,
                       7.750%, due 11/01/10               700,301
   1,200,000         Hearst-Argyle Television,
                       Inc., 7.500%, due 11/15/27       1,329,883
     146,000    @    Time Warner Entertainment
                       Co. LP, 10.150%, due
                       05/01/12                           186,171
     655,000         Walt Disney Co., 6.375%, due
                       03/01/12                           703,909
     372,000         Walt Disney Co., 6.750%, due
                       03/30/06                           394,216
                                                   --------------
                                                        4,368,257
                                                   --------------
                     OIL AND GAS: 0.4%
   1,150,000         Amerada Hess Corp., 7.300%,
                       due 08/15/31                     1,171,101
   1,862,000         ConocoPhillips, 8.500%, due
                       05/25/05                         1,958,042
   1,000,000         Devon Financing Corp. ULC,
                       6.875%, due 09/30/11             1,090,219

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                              Value
-----------------------------------------------------------------
                     OIL AND GAS (CONTINUED)
$  1,518,000         Pemex Project Funding Master
                       Trust, 7.375%, due
                       12/15/14                    $    1,555,950
     184,000         Pemex Project Funding Master
                       Trust, 8.625%, due
                       02/01/22                           192,280
                                                   --------------
                                                        5,967,592
                                                   --------------
                     PHARMACEUTICALS: 0.1%
   1,250,000         Wyeth, 6.500%, due 02/01/34        1,181,906
                                                   --------------
                                                        1,181,906
                                                   --------------
                     PIPELINES: 0.2%
     349,000    @    CenterPoint Energy Resources
                       Corp, 7.875%, due 04/01/13         391,127
   1,331,000         Kinder Morgan Energy
                       Partners LP, 6.750%, due
                       03/15/11                         1,435,522
     583,000         Kinder Morgan Energy
                       Partners LP, 7.750%, due
                       03/15/32                           648,820
                                                   --------------
                                                        2,475,469
                                                   --------------
                     REAL ESTATE: 0.3%
   2,239,000         EOP Operating LP, 6.800%,
                       due 01/15/09                     2,425,666
   1,859,000         Socgen Real Estate Co. LLC,
                       7.640%, due 12/29/49             2,053,624
                                                   --------------
                                                        4,479,290
                                                   --------------
                     REAL ESTATE INVESTMENT TRUSTS: 0.2%
     236,000         Boston Properties, Inc.,
                       5.000%, due 06/01/15               219,291
     778,000         Simon Property Group LP,
                       6.375%, due 11/15/07               833,380
   2,299,000         Vornado Realty Trust,
                       5.625%, due 06/15/07             2,433,814
                                                   --------------
                                                        3,486,485
                                                   --------------
                     TELECOMMUNICATIONS: 1.2%
     664,000         Alltel Corp., 7.875%, due
                       07/01/32                           770,567
     493,000    @    AT&T Wireless Services,
                       Inc., 7.350%, due 03/01/06         526,286
   1,042,000    @    Citizens Communications Co.,
                       7.625%, due 08/15/08             1,076,613
     529,000    @    Citizens Communications Co.,
                       8.500%, due 05/15/06               563,846
   1,044,000   @,@@  Deutsche Telekom Intl.
                       Finance BV, 8.750%, due
                       06/15/30                         1,274,346
     587,000    @@   France Telecom, 8.750%, due
                       03/01/11                           681,111
     909,000    @    PCCW Capital No 2 Ltd.,
                       6.000%, due 07/15/13               900,448
     875,000         Sprint Capital Corp.,
                       6.000%, due 01/15/07               916,858
   1,683,000         Sprint Capital Corp.,
                       6.875%, due 11/15/28             1,622,441
   2,445,000    @    TCI Communications Finance,
                       9.650%, due 03/31/27             2,888,792
   1,877,000    @@   Telecom Italia Capital SA,
                       5.250%, due 11/15/13             1,819,952
     490,000    @@   Telecomunicaciones de Puerto
                       Rico, Inc., 6.650%, due
                       05/15/06                           517,881

 Principal
   Amount                                              Value
-----------------------------------------------------------------
$    365,000    @@   TELUS Corp., 8.000%, due
                       06/01/11                    $      415,405
   3,047,000         Verizon New York, Inc.,
                       6.875%, due 04/01/12             3,271,650
                                                   --------------
                                                       17,246,196
                                                   --------------
                     Total Corporate Bonds
                       (Cost $136,727,859)            140,375,128
                                                   --------------
U.S. TREASURY OBLIGATIONS: 8.7%
                     SOVEREIGN: 1.5%
   9,929,000         4.750%, due 11/15/08              10,372,707
   5,671,000         5.500%, due 02/15/08               6,074,395
   4,257,000         6.750%, due 05/15/05               4,430,775
                                                   --------------
                                                       20,877,877
                                                   --------------
                     U.S. TREASURY BONDS: 2.1%
   4,008,000    W    4.750%, due 05/15/14               4,051,058
   4,090,000         5.375%, due 02/15/31               4,126,270
  19,837,000         6.250%, due 08/15/23              21,972,592
                                                   --------------
                                                       30,149,920
                                                   --------------
                     U.S. TREASURY INFLATION INDEXED BONDS: 0.7%
   5,557,000         3.000%, due 07/15/12               6,283,467
   3,313,000         4.250%, due 01/15/10               4,237,961
                                                   --------------
                                                       10,521,428
                                                   --------------
                     U.S. TREASURY NOTES: 4.4%
   2,030,000         1.250%, due 05/31/05               2,016,521
   6,297,000         3.000%, due 11/15/07               6,239,445
   1,983,000         3.250%, due 08/15/07               1,985,401
   2,054,000         3.500%, due 11/15/06               2,081,201
  12,969,000         3.875%, due 02/15/13              12,402,126
  14,819,000         6.500%, due 05/15/05              15,390,925
   7,649,000         6.875%, due 05/15/06               8,236,420
  11,408,000         7.000%, due 07/15/06              12,363,876
                                                   --------------
                                                       60,715,915
                                                   --------------
                     Total U.S. Treasury
                       Obligations
                       (Cost $124,110,678)            122,265,140
                                                   --------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED SECURITIES:
  1.8%
                     AGENCY COLLATERAL CMO: 0.5%
   2,472,536         Small Business
                       Administration
                       Participation
                       Certificates, 4.350%, due
                       07/01/23                         2,344,395
     860,000         Small Business
                       Administration
                       Participation
                       Certificates, 4.770%, due
                       04/01/24                           832,792
   1,380,000         Small Business
                       Administration
                       Participation
                       Certificates, 5.180%, due
                       05/01/24                         1,372,420
   1,991,000         Small Business
                       Administration
                       Participation
                       Certificates, 5.520%, due
                       06/01/24                         2,016,948
                                                   --------------
                                                        6,566,555
                                                   --------------
                     AUTOMOBILE ASSET BACKED SECURITIES: 0.1%
   1,552,000         AmeriCredit Automobile
                       Receivables Trust, 2.180%,
                       due 07/07/08                     1,530,628
                                                   --------------
                                                        1,530,628
                                                   --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                              Value
-----------------------------------------------------------------
                     COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.0%
$    581,572         Bear Stearns Commercial
                       Mortgage Securities,
                       6.800%, due 09/15/08        $      609,196
   1,699,000         Chase Commercial Mortgage
                       Securities Corp., 6.390%,
                       due 11/18/30                     1,831,879
     317,612         Chase Commercial Mortgage
                       Securities Corp., 7.543%,
                       due 07/15/32                       344,090
     449,000         Criimi Mae CMBS Corp.,
                       6.701%, due 06/20/30               473,896
   1,250,000         Crimmi Mae Commercial
                       Mortgage Trust, 7.000%,
                       due 06/02/33                     1,321,824
   1,000,000         CS First Boston Mortgage
                       Securities Corp., 6.380%,
                       due 12/16/35                     1,079,331
   1,470,000         Deutsche Mortgage and Asset
                       Receiving Corp., 6.538%,
                       due 06/15/31                     1,575,003
     806,909         First Union Commercial
                       Mortgage Securities, Inc.,
                       6.650%, due 11/18/29               858,777
     494,634         First Union Commercial
                       Mortgage Securities, Inc.,
                       7.380%, due 04/18/29               530,743
     583,729         First Union-Lehman
                       Brothers-Bank of America,
                       6.560%, due 11/18/35               630,251
     743,613         GS Mortgage Securities Corp.
                       II, 6.060%, due 10/18/30           762,482
     426,000         JPMorgan Commercial Mortgage
                       Finance Corp., 6.613%, due
                       01/15/30                           457,527
     538,893         Merrill Lynch Mortgage
                       Investors, Inc., 6.390%,
                       due 02/15/30                       571,754
  43,710,111         Morgan Stanley Capital I,
                       .858%, due 11/15/30              1,151,525
   1,688,434         Mortgage Capital Funding,
                       Inc., 6.337%, due 11/18/31       1,808,946
     433,080         Multi-Family Capital Access
                       One, Inc., 6.650%, due
                       01/15/24                           473,465
                                                   --------------
                                                       14,480,689
                                                   --------------
                     OTHER ASSET-BACKED SECURITIES: 0.0%
     693,730         Residential Asset Mortgage
                       Products, Inc., 3.800%,
                       due 07/25/30                       682,075
                                                   --------------
                                                          682,075
                                                   --------------
                     WHOLE LOAN COLLATERALLIZED MORTGAGE: 0.2%
      71,063         Blackrock Capital Finance
                       LP, 7.750%, due 09/25/26            65,384
     903,788         Countrywide Alternative Loan
                       Trust, 8.000%, due
                       07/25/30                           903,108
     177,397         Residential Accredit Loans,
                       Inc., 7.000%, due 03/25/28         177,300

 Principal
   Amount                                              Value
-----------------------------------------------------------------
$    321,058         Residential Funding Mtg Sec
                       I, 6.000%, due 12/25/16     $      320,814
     839,971         Wells Fargo Mortgage Backed
                       Securities Trust, 6.000%,
                       due 04/25/17                       842,260
                                                   --------------
                                                        2,308,866
                                                   --------------
                     Total Collateralized
                       Mortgage Obligations And
                       Asset-backed Securities
                       (Cost $25,912,965)              25,568,813
                                                   --------------
ASSET BACKED SECURITIES: 0.3%
                     ASSET BACKED SECURITIES: 0.2%
   2,200,000         Capital One Auto Finance
                       Trust, 4.790%, due
                       01/15/09                         2,249,964
                                                   --------------
                                                        2,249,964
                                                   --------------
                     CREDIT CARD ASSET BACKED SECURITIES: 0.1%
   2,359,000         Citibank Credit Card
                       Issuance Trust, 6.650%,
                       due 05/15/08                     2,494,232
                                                   --------------
                                                        2,494,232
                                                   --------------
                     OTHER ASSET-BACKED SECURITIES: 0.0%
     122,444         Beneficial Mortgage Corp.,
                       1.440%, due 09/28/37               121,795
                                                   --------------
                                                          121,795
                                                   --------------
                     Total Asset Backed
                       Securities
                       (Cost $4,678,327)                4,865,991
                                                   --------------
OTHER BONDS: 0.3%
                     INDUSTRIAL MACHINERY AND EQUIPMENT: 0.0%
     298,000         Mexico Government Intl.
                       Bond, 8.000%, due 09/24/22         310,218
                                                   --------------
                                                          310,218
                                                   --------------
                     SOVEREIGN: 0.3%
     653,000         Israel Government Intl.
                       Bond, 4.625%, due 06/15/13         603,382
   2,376,000         Italy Government Intl. Bond,
                       4.625%, due 06/15/05             2,434,879
     396,000         Mexico Government Intl.
                       Bond, 8.125%, due 12/30/19         424,710
                                                   --------------
                                                        3,462,971
                                                   --------------
                     Total Other Bonds
                       (Cost $3,759,852)                3,773,189
                                                   --------------
CONVERTIBLE CORPORATE BONDS: 0.1%
                     DIVERSIFIED FINANCIAL SERVICES: 0.1%
     909,000         Prudential Funding LLC,
                       6.600%, due 05/15/08               992,122
                                                   --------------
                     Total Convertible Corporate
                       Bonds
                       (Cost $908,150)                    992,122
                                                   --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 19.0%
                     FEDERAL HOME LOAN BANK: 0.4%
   2,390,000         2.875%, due 09/15/06               2,380,801
   2,765,000         5.250%, due 06/18/14               2,777,694
                                                   --------------
                                                        5,158,495
                                                   --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                              Value
-----------------------------------------------------------------
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 4.5%
$  3,988,000         2.875%, due 12/15/06          $    3,951,458
   3,649,613         4.500%, due 01/01/19               3,575,540
   2,627,976         4.500%, due 08/01/18               2,574,638
   2,424,025         4.500%, due 11/01/18               2,374,827
   2,186,000         4.875%, due 11/15/13               2,146,357
   2,487,685         5.000%, due 02/01/19               2,494,894
   3,340,540         5.000%, due 05/01/18               3,352,377
   4,777,673         5.000%, due 09/01/33               4,628,201
   2,411,290         5.000%, due 11/01/33               2,335,851
   1,062,910         5.500%, due 01/01/19               1,088,778
   4,966,108         5.500%, due 01/01/34               4,961,213
     100,710         5.500%, due 04/01/19                 103,180
     412,663         5.500%, due 04/01/34                 411,606
   4,352,991         5.500%, due 05/01/33               4,348,700
      82,232         5.500%, due 06/01/19                  84,233
   6,996,000         5.500%, due 07/15/06               7,324,707
   3,872,531         5.500%, due 12/01/33               3,868,713
   1,974,190         6.000%, due 02/01/23               2,039,592
   1,500,000         6.000%, due 06/15/11               1,612,932
   1,469,018         6.000%, due 11/01/33               1,502,710
     385,598         6.500%, due 05/01/34                 402,332
     531,521         6.500%, due 06/01/34                 554,588
      92,342         6.500%, due 12/01/15                  97,624
   7,798,000         7.000%, due 07/15/05               8,175,602
                                                   --------------
                                                       64,010,653
                                                   --------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 12.4%
  18,238,000         0.000%, due 07/01/04              18,237,368
   2,498,000         2.500%, due 06/15/06               2,475,278
     522,811         4.019%, due 08/01/13                 490,342
   1,619,669         4.500%, due 03/01/19               1,586,094
   1,113,847         4.500%, due 04/01/18               1,091,760
   2,079,268         4.500%, due 06/01/18               2,038,037
   1,579,891         4.500%, due 07/01/18               1,548,563
     181,279         4.667%, due 04/01/13                 178,293
   1,028,911         4.816%, due 12/01/12               1,024,861
   1,816,489         5.000%, due 02/01/18               1,823,522
   6,066,781         5.000%, due 02/01/18               6,096,310
   1,576,980         5.000%, due 11/01/17               1,584,655
   3,114,203         5.000%, due 12/01/18               3,125,763
   2,088,000         5.125%, due 01/02/14               2,035,735
   3,054,000         5.250%, due 04/15/07               3,197,159
     787,028         5.500%, due 01/01/18                 807,490
     774,380         5.500%, due 01/01/19                 794,195
   2,154,918         5.500%, due 02/01/18               2,210,059
   4,838,066         5.500%, due 02/01/33               4,830,407
   1,592,808         5.500%, due 02/01/34               1,590,286
     368,759         5.500%, due 02/01/34                 368,175
   2,605,705         5.500%, due 03/01/19               2,672,381
     476,995         5.500%, due 04/01/34                 475,481
     447,343         5.500%, due 04/01/34                 445,923
   2,955,981         5.500%, due 05/01/34               2,946,594
   1,010,300         5.500%, due 06/01/33               1,008,701
   1,805,416         5.500%, due 07/01/17               1,852,670
     980,000         5.500%, due 07/01/19               1,004,955
  14,901,334         5.500%, due 07/01/33              14,877,745
   2,384,440         5.500%, due 08/01/33               2,382,017
   1,010,292         5.500%, due 09/01/17               1,036,559
   1,868,525         5.500%, due 10/01/33               1,865,567
   2,169,815         5.500%, due 11/01/17               2,226,228
   3,938,128         5.500%, due 11/01/33               3,931,894
     622,878         5.500%, due 12/01/33                 621,892
   1,270,000         5.722%, due 02/01/09               1,341,155
   1,498,487         6.000%, due 01/01/17               1,563,503
     101,529         6.000%, due 01/01/33                 103,865
   1,155,724         6.000%, due 02/01/17               1,206,317
     377,963         6.000%, due 03/01/17                 394,345
   4,847,396         6.000%, due 03/01/33               4,958,931
   5,890,729         6.000%, due 03/01/34               6,022,972
     641,019         6.000%, due 04/01/16                 669,292
     496,322         6.000%, due 05/01/17                 517,834

 Principal
   Amount                                              Value
-----------------------------------------------------------------
$  6,451,000         6.000%, due 05/15/08          $    6,954,301
   1,570,257         6.000%, due 08/01/17               1,638,317
     113,988         6.000%, due 11/01/16                 118,978
   4,618,412         6.000%, due 11/01/18               4,820,586
   6,418,981         6.000%, due 11/01/32               6,571,288
     527,230         6.000%, due 12/01/16                 550,310
   7,064,000         6.125%, due 03/15/12               7,629,007
     247,806         6.330%, due 03/01/11                 268,095
   1,019,060         6.500%, due 01/01/32               1,063,054
     398,487         6.500%, due 03/01/34                 415,347
   1,139,712         6.500%, due 03/01/34               1,187,932
     458,921         6.500%, due 04/01/34                 478,337
     613,262         6.500%, due 05/01/32                 639,204
   2,475,147         6.500%, due 06/01/31               2,582,001
   2,158,145         6.500%, due 06/01/32               2,249,435
     667,604         6.500%, due 06/01/34                 695,849
     570,128         6.500%, due 07/01/31                 594,740
   2,080,418         6.500%, due 07/01/32               2,168,420
   1,120,517         6.500%, due 08/01/31               1,168,889
   2,528,833         6.500%, due 08/01/32               2,635,804
     743,787         6.500%, due 08/01/32                 775,249
   1,744,702         6.500%, due 09/01/31               1,820,022
   1,832,517         6.500%, due 12/01/31               1,911,629
   7,674,000         6.625%, due 09/15/09               8,498,565
   2,892,000         6.625%, due 11/15/10               3,215,198
     254,609         7.500%, due 02/01/30                 273,104
   1,158,250         7.500%, due 02/01/32               1,241,722
     888,786         7.500%, due 03/01/31                 952,838
     707,757         7.500%, due 06/01/31                 758,951
     114,559         7.500%, due 09/01/30                 122,845
                                                   --------------
                                                      175,261,190
                                                   --------------
                     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
                       1.6%
   2,353,284         5.500%, due 11/15/32               2,356,884
   8,143,591         5.500%, due 05/15/33               8,153,990
   1,737,353         5.500%, due 08/15/33               1,739,572
   2,513,499         5.500%, due 08/15/33               2,516,709
   2,210,397         6.000%, due 04/15/33               2,269,633
   2,402,000         6.000%, due 02/15/34               2,465,853
      97,200         6.500%, due 03/15/28                 101,858
     666,809         6.500%, due 04/15/28                 698,761
      65,461         6.500%, due 07/15/28                  68,597
     135,443         6.500%, due 12/15/28                 141,933
   1,598,758         6.500%, due 03/15/33               1,673,918
     849,970         7.000%, due 08/15/32                 903,467
      77,079         7.500%, due 12/15/23                  83,525
      31,397         7.500%, due 02/15/28                  33,899
                                                   --------------
                                                       23,208,599
                                                   --------------
                     Total U.S. Government Agency
                       Obligations
                       (Cost $268,005,178)            267,638,937
                                                   --------------
                     Total Long-Term Investments
                       (Cost $430,099,607)          1,405,044,969
                                                   --------------
SHORT-TERM INVESTMENTS: 26.0%
                     SECURITY LENDING COLLATERAL(CC): 26.0%
   2,522,020         Americredit Auto Rec Trust,
                       1.410%, due 10/06/05             2,522,020
   6,005,837         Arran Master Trust, 1.680%,
                       due 09/15/05                     6,005,837
   9,500,000         Bank One Issuance Trust,
                       1.289%, due 02/15/06             9,500,000
  10,000,000         Capital Auto Rec Asset
                       Trust, 1.279%, due
                       04/15/05                        10,000,000
   6,600,233         Capital One Master Trust,
                       1.319%, due 04/15/05             6,600,233
   7,010,267         Chase Credit Card Master
                       Trust, 1.379%, due
                       06/15/05                         7,010,267

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                              Value
-----------------------------------------------------------------
                     SECURITY LENDING COLLATERAL(CC) (CONTINUED)
$  2,000,000         Chase Credit Card Master
                       Trust, 1.289%, due
                       06/15/05                    $    2,000,000
   3,500,000         Daimler Chrysler Master
                       Owner Trust, 1.289%, due
                       05/16/05                         3,500,000
   8,015,073         Discover Card Master Trust,
                       1.399%, due 03/15/05             8,015,073
   8,000,000         Distrubution Financial
                       Service Floorplan Master
                       Trust, 1.339%, due
                       04/17/06                         8,000,000
  10,000,595         Fleet CC Master Trust,
                       1.289%, due 04/15/05            10,000,595
   2,499,699         Fleet Commerical Line Master
                       Trust, 1.520%, due
                       08/16/05                         2,499,699
   5,000,000         Fleet Commerical Line Master
                       Trust, 1.500%, due
                       08/16/05                         5,000,000
  10,000,000         Goldman Sachs Promissory
                       Note, 1.700%, due 10/01/04      10,000,000
  11,000,000         MBNA CC Master Note Trust,
                       1.299%, due 02/15/06            11,000,000
   1,001,736         MBNA Master Credit Card
                       Trust, 1.389%, due
                       02/15/06                         1,001,736
  10,000,000    @@   Mound Financing PLC, 1.320%,
                       due 02/08/06                    10,000,000
   4,002,895         Superior Wholesale Inv
                       Financial Trust, 1.270%,
                       due 04/15/05                     4,002,895
 249,139,725         The Bank of New York
                       Institutional Cash
                       Reserves Fund, 1.254%, due
                       07/01/04                       249,139,725
                                                   --------------
                     Total Securities Lending
                       Collateral
                       (Cost $365,798,080)            365,798,080
                                                   --------------
                     Total Short-Term Investments
                       (Cost $365,798,080)            365,798,080
                                                   --------------

              TOTAL INVESTMENTS IN
                SECURITIES
                (COST $1,689,372,163)*    125.7%   $1,770,843,049
              OTHER ASSETS AND
                LIABILITIES-NET           (25.7)     (361,897,810)
                                          -----    --------------
              NET ASSETS                  100.0%   $1,408,945,239
                                          =====    ==============

 @     Non-income producing security
 @@    Foreign issuer
 I     Illiquid security
 L     Loaned security, apportion or all of the security is on
       loan at June 30, 2004
 cc    Security purchased with cash collateral for securities
       loaned
 W     When-issued or delayed delivery security.
 *     Cost for federal income tax purposes is $1,704,667,455.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $ 81,068,886
      Gross Unrealized Depreciation                  (14,893,292)
                                                    ------------
      Net Unrealized Appreciation                   $ 66,175,594
                                                    ============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO                    as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

 Principal
   Amount                                              Value
----------------------------------------------------------------
CORPORATE BONDS: 7.5%
                     AIRLINES: 0.3%
$  1,550,000         Continental Airlines, Inc.,
                       7.0656%, due 09/15/09        $  1,534,384
     250,000    **   United Airlines, Inc.,
                       9.350%, due 04/07/16              137,166
                                                    ------------
                                                       1,671,550
                                                    ------------
                     AUTO MANUFACTURERS: 0.2%
     600,000         DaimlerChrysler NA Holding
                       Corp., 8.500%, due 01/18/31       691,327
     700,000    L    General Motors Corp., 8.250%,
                       due 07/15/23                      734,863
                                                    ------------
                                                       1,426,190
                                                    ------------
                     DIVERSIFIED FINANCIAL SERVICES: 1.1%
   1,400,000    L    CIT Group, Inc., 7.750%, due
                       04/02/12                        1,599,002
  20,000,000         Citigroup, Inc., 1.275%, due
                       12/28/04                          184,283
     900,000    L    Citigroup, Inc., 5.625%, due
                       08/27/12                          926,624
     578,082         Credit Suisse First Boston,
                       1.650%, due 08/25/33              580,125
     300,000         Ford Motor Credit Co.,
                       6.700%, due 07/16/04              300,655
   2,200,000         General Motors Acceptance
                       Corp., 8.000%, due 11/01/31     2,260,423
     600,000    L    Morgan Stanley, 5.300%, due
                       03/01/13                          591,437
                                                    ------------
                                                       6,442,549
                                                    ------------
                     ELECTRIC: 1.5%
   1,000,000         Entergy Gulf States, Inc.,
                       3.600%, due 06/01/08              965,726
   2,100,000         Oncor Electric Delivery Co.,
                       7.250%, due 01/15/33            2,335,883
   4,500,000         Pacific Gas & Electric Co.,
                       1.810%, due 04/03/06            4,503,046
   1,000,000    L    Progress Energy, Inc.,
                       6.850%, due 04/15/12            1,082,260
                                                    ------------
                                                       8,886,915
                                                    ------------
                     INSURANCE: 1.1%
 677,000,000         ASIF II, 1.200%, due 01/26/05     6,239,456
                                                    ------------
                                                       6,239,456
                                                    ------------
                     MISCELLANEOUS MANUFACTURING: 0.1%
     700,000    @@   Tyco Intl. Group SA, 4.375%,
                       due 11/19/04                      857,543
                                                    ------------
                                                         857,543
                                                    ------------
                     MULTI-NATIONAL: 0.1%
  49,000,000    @@   European Investment Bank,
                       0.875%, due 11/08/04              450,397
                                                    ------------
                                                         450,397
                                                    ------------
                     OIL AND GAS: 0.8%
     500,000    L    Conoco Funding Co., 6.350%,
                       due 10/15/11                      544,828
     150,000         El Paso CGP Co, 7.750%, due
                       06/15/10                          136,125
   1,150,000    L    Pemex Project Funding Master
                       Trust, 7.375%, due 12/15/14     1,178,750

 Principal
   Amount                                              Value
----------------------------------------------------------------
$  2,200,000    L    Pemex Project Funding Master
                       Trust, 8.625%, due 02/01/22  $  2,299,000
     350,000    @@   Petroleos Mexicanos, 9.250%,
                       due 03/30/18                      391,125
                                                    ------------
                                                       4,549,828
                                                    ------------
                     PIPELINES: 0.2%
     925,000         El Paso Corp., 7.800%, due
                       08/01/31                          746,937
     875,000    L    El Paso Corp., 7.750%, due
                       01/15/32                          706,563
                                                    ------------
                                                       1,453,500
                                                    ------------
                     TELECOMMUNICATIONS: 2.1%
     950,000    L    AT&T Corp., 7.300%, due
                       11/15/11                          976,733
   2,489,994         Nextel Communications, Inc.,
                       3.813%, due 12/15/10            2,509,224
     600,000    L    Qwest Capital Funding, Inc.,
                       7.250%, due 02/15/11              516,000
     200,000    L    Qwest Capital Funding, Inc.,
                       7.000%, due 08/03/09              176,500
     900,000         Qwest Corp., 7.20%, due
                       11/01/04                          911,250
     950,000   #,L   Qwest Corp., 9.125%, due
                       03/15/12                        1,030,750
   4,300,000   #,L   SBC Communications, Inc.,
                       4.206%, due 06/05/05            4,367,582
     500,000         Sprint Capital Corp., 7.900%,
                       due 03/15/05                      518,390
   1,090,000    L    Sprint Capital Corp., 6.375%,
                       due 05/01/09                    1,155,590
                                                    ------------
                                                      12,162,019
                                                    ------------
                     Total Corporate Bonds
                       (Cost $43,993,687)             44,139,947
                                                    ------------
MUNICIPAL BONDS: 2.6%
                     CALIFORNIA: 0.4%
   1,300,000         State of California, 5.000%,
                       due 07/01/12                    1,414,049
   1,300,000         Golden State Tobacco
                       Securitization Corp.,
                       6.250%, due 06/01/33            1,172,288
                                                    ------------
                                                       2,586,337
                                                    ------------
                     COLORADO: 0.5%
   3,000,000         Colorado Department of
                       Transportation, 5.000%, due
                       12/15/12                        3,233,130
                                                    ------------
                                                       3,233,130
                                                    ------------
                     GEORGIA: 0.2%
   1,000,000         State of Georgia, 5.000%, due
                       05/01/20                        1,033,260
                                                    ------------
                                                       1,033,260
                                                    ------------
                     ILLINOIS: 0.4%
   1,700,000         Chicago Housing Authority,
                       5.375%, due 07/01/18            1,763,053
     900,000         State of Illinois, 5.100%,
                       due 06/01/33                      798,534
                                                    ------------
                                                       2,561,587
                                                    ------------
                     INDIANA: 0.1%
     800,000         IPS Multi-School Building
                       Corp., 5.000%, due 07/15/25       799,992
                                                    ------------
                                                         799,992
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                              Value
----------------------------------------------------------------
                     MINNESOTA: 0.2%
$    900,000         State of Minnesota, 5.000%,
                       due 08/01/10                 $    981,441
                                                    ------------
                                                         981,441
                                                    ------------
                     NEW JERSEY: 0.2%
     800,000         Tobacco Settlement Financing
                       Corp., 6.000%, due 06/01/37       650,848
     300,000         Tobacco Settlement Financing
                       Corp., 6.750%, due 06/01/39       269,235
                                                    ------------
                                                         920,083
                                                    ------------
                     OHIO: 0.1%
     300,000         Kettering City School
                       District, 5.000%, due
                       12/01/30                          295,659
                                                    ------------
                                                         295,659
                                                    ------------
                     WASHINGTON: 0.5%
   1,400,000         Energy Northwest/WA, 5.500%,
                       due 07/01/13                    1,548,302
   1,300,000         Port of Seattle WA, 5.000%,
                       due 04/01/31                    1,266,239
                                                    ------------
                                                       2,814,541
                                                    ------------
                     Total Municipal Bonds
                       (Cost $15,597,650)             15,226,030
                                                    ------------
RIGHTS: 0.2%
   1,000,000         United Mexican States, Series
                       B                               1,000,000
   1,000,000         United Mexican States, Series
                       C                                     225
   1,000,000         United Mexican States, Series
                       D                                     225
   1,000,000         United Mexican States, Series
                       E                                     180
                                                    ------------
                     Total Rights
                       (Cost $0)                       1,000,630
                                                    ------------
OTHER BONDS: 5.1%
                     BRAZIL: 0.8%
   2,120,000    @@   Brazilian Government Intl.
                       Bond, 11.00%, due 08/17/40      2,000,750
     110,593    @@   Brazilian Government Intl.
                       Bond FLOATER), 2.125%, due
                       04/15/09                          100,534
     672,000    @@   Brazilian Government Intl.
                       Bond, 2.063%, due 04/15/06        663,064
   1,040,000    @@   Brazilian Government Intl.
                       Bond, 11.500%, due 03/12/08     1,116,440
     800,000    @@   Brazilian Government Intl.
                       Bond, 12.250%, due 03/06/30       836,000
                                                    ------------
                                                       4,716,788
                                                    ------------
                     ITALY: 1.6%
   5,500,000    @@   Italy Buoni Poliennali Del
                       Tesoro, 5.000%, due
                       05/01/08                        7,062,073
 314,000,000    @@   Italy Government Intl. Bond,
                       5.000%, due 12/15/04            2,941,623
                                                    ------------
                                                      10,003,696
                                                    ------------

 Principal
   Amount                                              Value
----------------------------------------------------------------
                     MEXICO: 0.6%
$  1,300,000    @@   Mexico Government Intl. Bond,
                       6.375%, due 01/16/13         $  1,300,650
   1,000,000    @@   Mexico Government Intl. Bond,
                       8.000%, due 09/24/22            1,041,000
     900,000    @@   Mexico Government Intl. Bond,
                       8.300%, due 08/15/31              945,000
                                                    ------------
                                                       3,286,650
                                                    ------------
                     PANAMA: 0.4%
     750,000    @@   Panama Government Intl. Bond,
                       8.875%, due 09/30/27              731,250
     300,000    @@   Panama Government Intl. Bond,
                       8.250%, due 04/22/08              325,500
   1,250,000    @@   Panama Government Intl. Bond,
                       9.375%, due 01/16/23            1,281,250
                                                    ------------
                                                       2,338,000
                                                    ------------
                     PERU: 0.5%
     900,000    @@   Peru Government Intl. Bond,
                       9.125%, due 01/15/08              981,000
   1,500,000    @@   Peru Government Intl. Bond,
                       9.125%, due 02/21/12            1,545,000
     300,000    @@   Peru Government Intl. Bond,
                       9.875%, due 02/06/15              315,000
                                                    ------------
                                                       2,841,000
                                                    ------------
                     SOUTH AFRICA: 0.1%
     600,000    @@   South Africa Government Intl.
                       Bond, 9.125%, due 05/19/09        699,750
                                                    ------------
                                                         699,750
                                                    ------------
                     UNITED KINGDOM: 1.1%
   3,500,000   @@,W  United Kingdom Gilt, 5.000%,
                       due 09/07/14                    6,241,294
                                                    ------------
                                                       6,241,294
                                                    ------------
                     Total Other Bonds
                       (Cost $27,724,918)             30,127,178
                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED SECURITIES:
  2.7%
                     HOME EQUITY ASSET BACKED-SECURITIES: 0.6%
     279,365         Advanta Mortgage Loan Trust,
                       1.475%, due 11/25/29              279,618
     587,196         Financial Asset Securities
                       Corp. AAA Trust, 1.230%,
                       due 09/27/33                      587,545
   1,386,891         First Franklin Mortgage Loan
                       Asset Backed Certificates,
                       2.800%, due 02/25/33            1,394,472
   1,573,934         Renaissance Home Equity Loan
                       Trust, 1.540%, due 08/25/33     1,577,826
                                                    ------------
                                                       3,839,461
                                                    ------------
                     MANUFACTURED HOUSING ASSET-BACKED
                       SECURITIES: 0.2%
   1,200,000         Conseco Finance
                       Securitizations Corp.,
                       7.970%, due 05/01/32              995,977
                                                    ------------
                                                         995,977
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                              Value
----------------------------------------------------------------
                     WHOLE LOAN COLLATERALIZED MORTGAGE: 1.5%
$  2,318,360         CS First Boston Mortgage
                       Securities Corp., 5.750%,
                       due 09/22/17                 $  2,362,758
      34,600         First Nationwide Trust,
                       8.500%, due 09/25/31               34,991
     730,487         GSR Mortgage Loan Trust,
                       6.000%, due 03/25/32              739,455
     224,270         Nomura Asset Acceptance
                       Corp., 7.000%, due 02/19/30       236,447
      75,722         Residential Accredit Loans,
                       Inc., 5.500%, due 06/25/17         76,451
     451,424         Sequoia Mortgage Trust,
                       1.630%, due 07/20/33              452,785
   2,953,807         Structured Asset Mortgage
                       Investments, Inc., 3.097%,
                       due 03/25/32                    2,972,924
     369,732         Washington Mutual, 6.000%,
                       due 03/25/17                      374,163
     449,022         Washington Mutual, 5.160%,
                       due 10/25/32                      453,094
     891,770         Washington Mutual, 3.065%,
                       due 02/27/34                      892,501
     117,876         Wells Fargo Mortgage Backed
                       Securities Trust, 4.615%,
                       due 09/25/32                      117,836
                                                    ------------
                                                       8,713,405
                                                    ------------
                     WHOLE LOAN COLLATERALIZED PLANNED
                       AMORTIZATION CLASS: 0.4%
   2,277,507         Residential Accredit Loans,
                       Inc., 1.700%, due 03/25/33      2,278,828
                                                    ------------
                                                       2,278,828
                                                    ------------
                     Total Collateralized Mortgage
                       Obligations And Asset-
                       backed Securities
                       (Cost $15,832,295)             15,827,671
                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 31.5%
                     FEDERAL HOME ADMINISTRATION: 0.1%
     567,963         8.175%, due 03/01/27                571,468
                                                    ------------
                                                         571,468
                                                    ------------
                     FEDERAL HOME LOAN MORTGAGE CORPORATION:
                       8.0%
     947,979         5.500%, due 07/01/07                972,059
   1,880,323         5.000%, due 09/15/16              1,920,875
   4,000,000         5.500%, due 07/17/18              4,087,500
      74,364         6.500%, due 07/01/19                 78,072
     235,442         8.250%, due 08/15/21                236,207
   3,408,637         6.000%, due 01/01/22              3,525,622
   4,077,605         6.000%, due 03/01/22              4,212,690
  10,301,877         6.000%, due 10/01/22             10,643,163
   1,149,141         6.000%, due 10/15/22              1,161,132
   1,821,939         5.500%, due 03/01/23              1,847,396
     150,163         3.387%, due 06/01/24                154,834
     964,792         6.000%, due 04/15/28                966,689
   6,827,800         4.750%, due 01/01/29              6,938,432
       5,418         6.000%, due 01/15/29                  5,418
       9,273         5.750%, due 06/15/29                  9,273
     330,391         1.600%, due 12/15/29                330,721
     483,626         5.500%, due 07/15/31                489,818
   1,676,758         6.000%, due 10/15/31              1,708,983
     619,321         5.936%, due 11/01/31                636,410
     906,396         3.500%, due 07/15/32                889,950
     154,420         6.500%, due 08/01/32                161,112
     497,785         6.500%, due 08/01/32                519,358
   3,682,084         6.000%, due 10/15/32              3,719,766
     131,440         6.500%, due 12/01/32                137,136

 Principal
   Amount                                              Value
----------------------------------------------------------------
$    461,857         5.000%, due 08/01/33           $    447,407
   1,553,893         7.500%, due 10/25/43              1,652,525
                                                    ------------
                                                      47,452,548
                                                    ------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION:
                       21.4%
     310,792         5.500%, due 01/01/14                319,732
     232,949         5.500%, due 12/01/14                239,862
      25,704         6.500%, due 11/01/15                 27,183
      55,648         5.500%, due 06/01/16                 57,129
     243,278         6.500%, due 09/01/16                257,233
      23,317         6.500%, due 09/01/16                 24,659
      48,534         6.500%, due 02/01/17                 51,318
      32,494         6.500%, due 02/01/17                 34,358
      63,994         6.500%, due 02/01/17                 67,649
     329,959         5.500%, due 03/01/17                338,537
      32,440         6.500%, due 03/01/17                 34,293
     794,740         1.600%, due 03/25/17                801,944
     261,757         6.500%, due 04/01/17                276,705
   2,557,116         3.500%, due 04/25/17              2,574,051
   9,006,350         5.500%, due 07/01/17              9,240,506
   1,282,722         5.500%, due 12/01/17              1,316,072
     329,911         5.500%, due 01/01/18                338,488
  20,500,000         5.000%, due 08/15/19             20,455,146
   9,979,145         6.000%, due 06/01/22             10,304,763
   1,226,780         6.000%, due 09/01/22              1,266,810
   1,207,530         6.000%, due 10/01/22              1,246,932
   1,428,976         6.250%, due 10/25/22              1,441,880
   1,270,992         6.500%, due 12/25/22              1,274,167
   2,227,973         6.000%, due 01/01/23              2,300,671
   3,157,572         5.500%, due 06/01/23              3,199,793
       2,798         6.500%, due 06/01/29                  2,920
      20,683         5.500%, due 02/25/30                 20,671
     987,224         6.000%, due 04/25/30                995,461
   1,004,567         5.500%, due 11/20/31              1,012,620
   1,131,876         2.000%, due 04/25/32              1,143,566
     763,519         5.500%, due 10/01/33                762,311
     874,184         5.500%, due 10/01/33                872,800
     375,957         5.500%, due 10/01/33                375,362
     403,892         5.500%, due 11/01/33                403,252
     790,204         5.500%, due 11/01/33                788,953
     866,443         5.500%, due 11/01/33                865,072
   7,775,423         5.500%, due 12/01/33              7,763,114
      61,115         5.500%, due 12/01/33                 61,018
     955,270         5.500%, due 12/01/33                953,758
   3,826,563         5.500%, due 12/01/33              3,820,505
     880,005         5.500%, due 12/01/33                878,611
     446,113         5.000%, due 01/01/34                432,491
     726,575         5.500%, due 01/01/34                725,425
     488,585         5.500%, due 01/01/34                487,034
     948,705         5.000%, due 04/01/34                917,825
     548,814         5.000%, due 04/01/34                530,950
      37,729         5.000%, due 05/01/34                 36,501
      36,182         5.000%, due 05/01/34                 35,004
     925,447         5.000%, due 05/01/34                895,323
      72,798         5.000%, due 05/01/34                 70,428
   6,007,295         5.000%, due 05/01/34              5,811,755
   1,997,575         5.000%, due 05/01/34              1,932,553
   1,085,801         5.000%, due 05/01/34              1,050,458
     998,805         5.000%, due 05/01/34                966,294
     973,984         5.000%, due 05/01/34                942,281
     973,772         5.000%, due 05/01/34                942,075
     969,940         5.000%, due 05/01/34                938,368
     940,565         5.000%, due 05/01/34                909,949
     928,380         5.000%, due 05/01/34                898,161
     552,592         5.000%, due 05/01/34                534,605
     480,680         5.000%, due 05/01/34                465,033
     546,028         5.000%, due 05/01/34                528,254
      41,560         5.000%, due 05/01/34                 40,208
     925,307         5.000%, due 05/01/34                895,188
     932,819         5.000%, due 05/01/34                902,455
     551,045         5.000%, due 05/01/34                533,109
     581,762         5.000%, due 06/01/34                562,826
     938,382         5.000%, due 06/01/34                907,837

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                              Value
----------------------------------------------------------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION
                       (CONTINUED)
$    943,013         5.000%, due 06/01/34           $    912,317
     549,496         5.000%, due 06/01/34                531,610
  21,000,000         5.500%, due 07/15/34             20,901,553
     217,650         3.673%, due 05/01/36                223,740
   1,744,880         4.813%, due 12/01/36              1,802,678
                                                    ------------
                                                     126,474,163
                                                    ------------
                     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
                       2.0%
   1,229,043         3.375%, due 01/20/27              1,222,105
   1,258,004         4.750%, due 08/20/27              1,275,631
   1,068,887         3.250%, due 05/20/29              1,061,916
   1,845,799         3.500%, due 10/20/29              1,835,932
     904,808         3.500%, due 04/20/30                899,878
     444,353         3.000%, due 05/20/34                432,636
   5,355,207         3.000%, due 06/20/34              5,213,994
                                                    ------------
                                                      11,942,092
                                                    ------------
                     Total U.S. Government Agency
                       Obligations
                       (Cost $187,168,606)           186,440,271
                                                    ------------
U.S. TREASURY OBLIGATIONS: 13.8%
                     U.S. TREASURY BONDS: 5.9%
  11,400,000    L    7.500%, due 11/15/16             14,057,181
  10,000,000    L    8.000%, due 11/15/21             13,110,160
   6,000,000    L    6.250%, due 08/15/23              6,645,942
   1,100,000    L    5.500%, due 08/15/28              1,114,739
                                                    ------------
                                                      34,928,022
                                                    ------------
                     U.S. TREASURY INFLATION INDEXED BONDS: 2.8%
   5,700,000    L    3.375%, due 01/15/07              7,239,342
   5,800,000    L    3.625%, due 01/15/08              7,378,209
   1,600,000    L    3.875%, due 01/15/09              2,045,359
                                                    ------------
                                                      16,662,910
                                                    ------------
                     U.S. TREASURY NOTES: 5.1%
  28,800,000    L    1.625%, due 04/30/05             28,728,029
   1,300,000    L    5.000%, due 08/15/11              1,357,535
                                                    ------------
                                                      30,085,564
                                                    ------------
                     Total U.S. Treasury
                       Obligations
                       (Cost $82,137,459)             81,676,496
                                                    ------------
   No. of
 Contracts                                             Value
----------------------------------------------------------------
PUT FUTURES PURCHASED: 0.0%
         222         90 day euro Future #1                 1,388
     500,000         90 day euro Future #2                19,906
     500,000         90 day euro Future #3                32,608
                                                    ------------
                     Total Options
                       (Cost $63,820)                     53,902
                                                    ------------
                     Total Long-Term Investments
                       (Cost $372,518,435)           374,492,125
                                                    ------------
 Principal
   Amount                                              Value
----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 62.2%
                     COMMERCIAL PAPER: 7.2%
$  1,500,000    @@   Altria Group, Inc. 1.800%,
                       due 10/29/04                    1,499,730
   8,200,000    @@   Bank of Ireland, 1.420%, due
                       09/08/04                        8,177,450
   4,000,000    @@   Danske Corp., 1.050%, due
                       07/21/04                        3,997,563

 Principal
   Amount                                              Value
----------------------------------------------------------------
$  4,300,000    @@   Danske Corp., 1.440%, due
                       09/20/04                     $  4,285,896
   5,000,000    @@   HBOS Treasury, 1.070%, due
                       07/22/04                        4,996,736
   4,300,000    @@   HBOS Treasury, 1.120%, due
                       08/02/04                        4,295,603
     200,000    @@   HBOS Treasury, 1.380%, due
                       09/07/04                          199,472
   5,800,000    @@   HBOS Treasury, 1.570%, due
                       10/26/04                        5,770,304
   1,700,000    @@   Royal Bank of Scotland,
                       1.350%, due 09/01/04            1,695,988
   2,300,000    @@   Svenska Handelsbank, 1.190%,
                       due 08/03/04                    2,297,423
   1,100,000    @@   Svenska Handelsbank, 1.490%,
                       due 09/24/04                    1,096,095
   5,800,000    @@   Swedebank, 1.580%, due
                       10/21/04                        5,771,290
                                                    ------------
                                                      44,083,550
                                                    ------------
                     DIVERSIFIED FINANCIAL SERVICES: 7.9%
   1,400,000         Barclays, 1.300%, due
                       08/25/04                        1,397,172
   7,800,000         CBA Finance, 1.100%, due
                       07/27/04                        7,793,578
   1,800,000         CDC, 1.390%, due 09/10/04         1,794,996
   7,200,000         CDC, 1.460%, due 09/24/04         7,174,944
     100,000         General Electric Capital
                       Corp., 1.040%, due 07/09/04        99,974
  16,000,000         General Electric Capital
                       Corp., 0.740%, due 07/13/04    15,995,738
   1,400,000         General Electric Capital
                       Corp., 1.070%, due 07/16/04     1,399,335
     400,000         UBS, 1.010%, due 07/06/04           399,932
   1,700,000         UBS, 1.460%, due 08/31/04         1,695,750
   9,300,000         Westpac Capital, 1.390%, due
                       09/10/04                        9,274,146
                                                    ------------
                                                      47,025,565
                                                    ------------
                     FEDERAL HOME LOAN BANK: 2.8%
   5,000,000         1.200%, due 07/01/04              4,999,833
   5,800,000         1.300%, due 09/01/04              5,786,864
   5,800,000         1.300%, due 09/15/04              5,783,899
                                                    ------------
                                                      16,570,596
                                                    ------------
                     FEDERAL HOME LOAN MORTGAGE CORPORATION:
                       10.9%
   5,900,000         0.960%, due 07/15/04              5,897,634
   2,300,000         1.190%, due 08/20/04              2,296,139
   5,800,000         1.240%, due 08/23/04              5,789,259
   9,500,000         1.250%, due 08/24/04              9,481,944
   2,000,000         1.300%, due 09/14/04              1,994,520
  16,000,000         1.300%, due 09/21/04             15,952,079
   3,900,000         1.300%, due 09/28/04              3,887,321
  11,600,000         1.310%, due 09/30/04             11,561,442
   4,400,000         1.460%, due 10/13/04              4,381,379
   3,200,000         1.460%, due 10/20/04              3,185,546
                                                    ------------
                                                      64,427,263
                                                    ------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION:
                       12.6%
   1,200,000         0.960%, due 07/07/04              1,199,777
   2,300,000         0.950%, due 07/14/04              2,299,154
  18,400,000    L    0.970%, due 07/21/04             18,389,642
   8,200,000         0.940%, due 07/28/04              8,194,011
     500,000         1.030%, due 08/04/04                499,499
   5,300,000         1.100%, due 08/11/04              5,293,209
   5,700,000         1.210%, due 08/25/04              5,689,252
   5,800,000         1.300%, due 09/01/04              5,786,863
  15,800,000         1.300%, due 09/08/04             15,760,183

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                              Value
----------------------------------------------------------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION
                       (CONTINUED)
$  5,700,000         1.300%, due 09/22/04           $  5,682,718
   5,800,000         1.460%, due 10/18/04              5,774,271
                                                    ------------
                                                      74,568,579
                                                    ------------
                     PHARMACEUTICALS: 1.0%
   5,800,000         Pfizer, Inc., 1.300%, due
                       08/18/04                        5,789,737
                                                    ------------
                                                       5,789,737
                                                    ------------
                     U.S. TREASURY BILLS: 1.1%
   4,045,000    L    1.190%, due 09/02/04              4,036,441
   2,580,000         1.230%, due 09/16/04              2,573,158
                                                    ------------
                                                       6,609,599
                                                    ------------
                     SECURITY LENDING COLLATERAL(CC): 18.7%
     250,000         Bank One Issuance Trust,
                       1.289%, due 02/15/06              250,000
     250,000         Capital Auto Rec Asset Trust,
                       1.279%, due 04/15/05              250,000
     300,440         Chase Credit Card Master
                       Trust, 1.289%, due 04/17/06       300,440
     250,000         MBNA CC Master Note Trust,
                       1.299%, due 02/15/06              250,000
 109,496,008         The Bank of New York
                       Institutional Cash Reserves
                       Fund, 1.254%, due 07/01/04    109,496,008
                                                    ------------
                     Total Securities Lending
                       Collateral
                       (Cost $110,546,448)           110,546,448
                                                    ------------
                     Total Short-Term Investments
                       (Cost $369,614,875)           369,621,337
                                                    ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $742,133,310)*          125.8%   $ 744,113,462
            OTHER ASSETS AND
              LIABILITIES-NET               (25.8)    (152,575,057)
                                            -----    -------------
            NET ASSETS                      100.0%   $ 591,538,405
                                            =====    =============

No. of                        Expiration     Strike
Contracts                        Date      Price/Rate     Value
-----------------------------------------------------------------
WRITTEN OPTIONS: 0.1%
CALL OPTIONS WRITTEN: 0.1%
76 OTC 3 Month Libor/7 year
  Treasury Interest Rate
  Swap                        08/27/2004      115       $  (2,375)
212 OTC 3 Month Libor/7 year
  Treasury Interest Rate
  Swap                        10/07/2004      3.8          (3,795)
79 OTC 3 Month Libor/7 year
  Treasury Interest Rate
  Swap                        09/23/2005        4         (19,955)
20 OTC 3 Month Libor/7 year
  Treasury Interest Rate
  Swap                        10/19/2004        6        (130,722)
165 OTC 3 Month Libor/7 year
  Treasury Interest Rate
  Swap                        10/07/2004        4            (842)

No. of                        Expiration     Strike
Contracts                        Date      Price/Rate     Value
-----------------------------------------------------------------
40 OTC 3 Month Libor/7 year
  Treasury Interest Rate
  Swap                        01/07/2005      5.5       $(142,159)
13 OTC 3 Month Libor/7 year
  Treasury Interest Rate
  Swap                        10/07/2004        4             (66)
387 OTC 3 Month Libor/7 year
  Treasury Interest Rate
  Swap                        10/04/2004        4         (97,756)
13 OTC 3 Month Libor/7 year
  Treasury Interest Rate
  Swap                        10/07/2004        6          (2,730)
119 OTC 3 Month Libor/7 year
  Treasury Interest Rate
  Swap                        09/23/2005        7         (55,752)
14 OTC 3 Month Libor/7 year
  Treasury Interest Rate
  Swap                        01/07/2005        4          (1,828)
14 OTC 3 Month Libor/7 year
  Treasury Interest Rate
  Swap                        01/07/2005        4          (1,827)
8 OTC 3 Month Libor/7 year
  Treasury Interest Rate
  Swap                        10/04/2004     5.97         (51,997)
                                                        ---------
Total Liability for Call
  Options Written (Premiums
  received $1,990,487)                                   (511,804)
                                                        ---------
PUT OPTIONS WRITTEN: 0.0%
165 OTC 3 Month Libor/7 year
  Treasury Interest Rate
  Swap                        10/07/2004        6         (34,667)
79 OTC 3 Month Libor/7 year
  Treasury Interest Rate
  Swap                        09/23/2005        6        (116,312)
23 OTC 3 Month Libor/7 year
  Treasury Interest Rate
  Swap                        01/07/2005     6.65          (2,045)
67 OTC 3 Month Libor/7 year
  Treasury Interest Rate
  Swap                        01/07/2005        7          (2,633)
212 OTC 3 Month Libor/7 year
  Treasury Interest Rate
  Swap                        10/07/2004        6         (14,649)
8 OTC 3 Month Libor/7 year
  Treasury Interest Rate
  Swap                        10/04/2004     5.97            (543)
20 OTC 3 Month Libor/7 year
  Treasury Interest Rate
  Swap                        10/19/2004        6          (1,902)
                                                        ---------
Total Liability for Put
  Options Written (Premiums
  received $1,297,935)                                   (172,751)
                                                        ---------
Total Written Options
  (Premiums received
  $3,288,422)                                            (684,555)
                                                        ---------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

The following short positions were held by the PIMCO Core Bond Portfolio at June 30, 2004:

PRINCIPAL             DESCRIPTION         MARKET VALUE
---------             -----------         -------------
$ (1,800,000)  U.S. Treasury Note,
                 5.75% due 08/15/10       $  (1,963,127)
 (33,700,000)  U.S. Treasury Note,
                 3.25% due 08/15/07         (33,740,811)
 (15,000,000)  U.S. Treasury Note,
                 3.00% due 11/15/07         (14,862,900)
 (11,900,000)  U.S. Treasury Note,
                 4.00% due 11/15/12         (11,524,876)
  (2,900,000)  U.S. Treasury Note,
                 3.88% due 02/15/13          (2,773,241)
 (16,000,000)  U.S. Treasury Note,
                 3.63% due 05/15/13         (14,983,760)
 (24,600,000)  U.S. Treasury Note,
                 4.75% due 05/15/14         (24,864,278)
                                          -------------
               Total Short Positions
                 (Proceeds $103,499,519)  $(104,712,993)
                                          =============

At June 30, 2004 the following forward foreign currency contracts were outstanding for the PIMCO Core Bond Portfolio:

                                                  IN                     UNREALIZED
                                  SETTLEMENT   EXCHANGE                 APPRECIATION
CURRENCY               BUY/SELL      DATE         FOR       VALUE $    (DEPRECIATION)
--------               --------   ----------   ---------   ---------   --------------
                                                    USD
Euro
EUR 5,711,000            Sell      07/20/04    7,027,231   6,945,397      $ 81,834
Euro
EUR 1,812,000            Sell      07/20/04    2,183,587   2,203,652       (20,065)
Euro
EUR   522,000            Sell      07/20/04     633,750      634,827        (1,077)
Euro
EUR   886,000             Buy      07/20/04    1,079,500   1,077,503        (1,997)
Yen
Y  595,295,000           Sell      07/21/04    5,429,166   5,460,351       (31,185)
                                                                          --------
                                                                          $ 27,510
                                                                          ========

Information concerning open futures contracts for the PIMCO Core Bond Portfolio at June 30, 2004 is shown below:

                                                               NO. OF       NOTIONAL     SETTLEMENT   UNREALIZED
DESCRIPTION                                                   CONTRACTS   MARKET VALUE      DATE      GAIN/LOSS
-----------                                                   ---------   ------------   ----------   ----------
U.S. 5 Year Treasury Note                                        633      $68,799,188    09/21/2004   $  286,545
Euro-Bund                                                        520       71,585,171    09/08/2004      372,189
90 Day Euro                                                      315       76,411,125    03/14/2005     (264,519)
Euro-Bobl                                                        229       30,730,962    09/08/2004       44,423
U.S. 30 Year Treasury Bond                                        88       (9,361,000)   09/21/2004     (150,875)
90 Day Euro                                                      347       83,826,525    06/13/2005     (282,653)
90 Day Euro                                                       94       22,562,350    12/19/2005     (168,348)
90 Day Euro                                                       50       11,909,375    12/18/2006       36,250
U.S. 10 Year Treasury Note                                      1241      135,676,209    09/21/2004    1,777,144
                                                                                                      ----------
                                                                                                      $1,650,156
                                                                                                      ----------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

Information concerning the Credit Default Agreements outstanding for PIMCO Core Bond Portfolio at June 30, 2004, is shown below:

                                                                                                 UNREALIZED
                                                              TERMINATION           NOTIONAL    APPRECIATION/
TYPE                                                             DATE              PRINCIPAL    DEPRECIATION
----                                                          -----------          ----------   -------------
Credit Default Agreement
Allstate
Receive $1,800,000 in the event
of default and pay 0.26% per annum
Counterparty: Morgan Stanley Capital Services, Inc.           12/20/2008     X     $1,800,000      $  (653)
Credit Default Agreement
Ingersoll-Rand
Receive $800,000 in the event
of default and pay 0.32% per annum
Counterparty: Merrill Lynch Capital Services                  12/20/2008    I,X       800,000        2,171
Credit Default Agreement
Wal-Mart
Receive $2,300,000 in the event
of default and pay 0.14% per annum
Counterparty: Lehman Brothers Special Financing, Inc.         12/20/2008    I,X     2,300,000          950
Credit Default Agreement
Emerson
Receive $1,100,000 in the event
of default and pay 0.21% per annum
Counterparty: Morgan Stanley Capital Services, Inc.           12/20/2008     X      1,100,000        1,364
Credit Default Agreement
Eli Lilly
Receive $1,500,000 in the event
of default and pay 0.16% per annum
Counterparty: Barclays Bank PLC                               12/20/2008     X      1,500,000       (1,247)
Credit Default Agreement
Federal Express
Receive $1,100,000 in the event
of default and pay 0.29% per annum
Counterparty: Barclays Bank PLC                               12/20/2008    I,X     1,100,000        3,921
Credit Default Agreement
Johnson & Johnson
Receive $1,500,000 in the event
of default and pay 0.11% per annum
Counterparty: Lehman Brothers Special Financing, Inc.         12/20/2008     X      1,500,000           (2)
Credit Default Agreement
Home Depot
Receive $1,500,000 in the event
of default and pay 0.12% per annum
Counterparty: Lehman Brothers Special Financing, Inc.         12/20/2008    I,X     1,500,000        1,243
Credit Default Agreement
Whirlpool
Receive $700,000 in the event
of default and pay 0.29% per annum
Counterparty: Lehman Brothers Special Financing, Inc.         12/20/2008    I,X       700,000        8,212
Credit Default Agreement
Eaton
Receive $1,400,000 in the event
of default and pay 0.28% per annum
Counterparty: Citibank NA                                     12/20/2008     X      1,400,000       (2,556)
Credit Default Agreement
Gannett
Receive $400,000 in the event
of default and pay 0.22% per annum
Counterparty: Merrill Lynch Capital Services                  12/20/2008     X        400,000           --

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                                                                                 UNREALIZED
                                                              TERMINATION           NOTIONAL    APPRECIATION/
TYPE                                                             DATE              PRINCIPAL    DEPRECIATION
----                                                          -----------          ----------   -------------
Credit Default Agreement
Costco
Receive $300,000 in the event
of default and pay 0.24% per annum
Counterparty: Lehman Brothers Special Financing, Inc.         12/20/2008     X     $  300,000      $  (373)
Credit Default Agreement
Masco
Receive $700,000 in the event
of default and pay 0.30% per annum
Counterparty: Lehman Brothers Special Financing, Inc.         12/20/2008    I,X       700,000        4,044
Credit Default Agreement
Radioshack
Receive $700,000 in the event
of default and pay 0.35% per annum
Counterparty: Lehman Brothers Special Financing, Inc.         12/20/2008    I,X       700,000        1,052
Credit Default Agreement
Walt Disney
Receive $900,000 in the event
of default and pay 0.67% per annum
Counterparty: Barclays Bank PLC                               12/20/2008    I,X       900,000       (6,598)
Credit Default Agreement
Northrop
Receive $600,000 in the event
of default and pay 0.48% per annum
Counterparty: Lehman Brothers Special Financing, Inc.         12/20/2008     X        600,000       (1,072)
Credit Default Agreement
Lockheed Martin Corp.
Receive $600,000 in the event
of default and pay 0.53% per annum
Counterparty: Lehman Brothers Special Financing, Inc.         12/20/2008     X        600,000       (2,555)
Credit Default Agreement
Goodrich Corp.
Receive $600,000 in the event
of default and pay 0.97% per annum
Counterparty: Lehman Brothers Special Financing, Inc.         12/20/2008     X        600,000       (6,326)
Credit Default Agreement
Clear Channel Communications
Receive $900,000 in the event
of default and pay 0.67% per annum
Counterparty: Barclays Bank PLC                               12/20/2008    I,X       900,000        2,801
Credit Default Agreement
Goodrich Corp.
Receive $300,000 in the event
of default and pay 0.90% per annum
Counterparty: Credit Suisse First Boston International        12/20/2008     X        300,000       (2,308)
Credit Default Agreement
Walt Disney
Receive $300,000 in the event
of default and pay 0.53% per annum
Counterparty: Credit Suisse First Boston International        12/20/2008    I,X       300,000         (472)
Credit Default Agreement
Wal-Mart
Receive $300,000 in the event
of default and pay 0.15% per annum
Counterparty: Credit Suisse First Boston International        12/20/2008     X        300,000           (1)
Credit Default Agreement
Federated
Receive $300,000 in the event
of default and pay 0.41% per annum
Counterparty: Credit Suisse First Boston International        12/20/2008    I,X       300,000        2,167

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                                                                                 UNREALIZED
                                                              TERMINATION           NOTIONAL    APPRECIATION/
TYPE                                                             DATE              PRINCIPAL    DEPRECIATION
----                                                          -----------          ----------   -------------
Credit Default Agreement
Capital One
Receive $100,000 in the event
of default and pay 1.35% per annum
Counterparty: JP Morgan Chase Bank                            12/20/2008     X     $  100,000      $(1,852)
Credit Default Agreement
Clear Channel Communications
Receive $300,000 in the event
of default and pay 0.61% per annum
Counterparty: Credit Suisse First Boston International        12/20/2008    I,X       300,000        1,666
Credit Default Agreement
Lockheed Martin Corp.
Receive $300,000 in the event
of default and pay 0.44% per annum
Counterparty: Credit Suisse First Boston International        12/20/2008    I,X       300,000         (167)
Credit Default Agreement
Wal-Mart
Receive $200,000 in the event
of default and pay 0.14% per annum
Counterparty: Citibank NA                                     12/20/2008    I,X       200,000           83
Credit Default Agreement
Carnival
Receive $100,000 in the event
of default and pay 0.48% per annum
Counterparty: ABN AMRO Bank N.V                               12/20/2008    I,X       100,000          313
Credit Default Agreement
TRW, Inc.
Receive $100,000 in the event
of default and pay 0.29% per annum
Counterparty:                                                 12/20/2008     X        100,000          602
Credit Default Agreement
Albertson's
Receive $300,000 in the event
of default and pay 0.68% per annum
Counterparty: Credit Suisse First Boston International        12/20/2008    I,X       300,000         (288)
                                                                                                   -------
                                                                                                   $ 4,119
                                                                                                   =======

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

Information concerning the Interest Rate Swap Agreements outstanding for the PIMCO Core Bond Portfolio at June 30, 2004, is shown below:

                                                                       NOTIONAL            UNREALIZED
TYPE                                                                  PRINCIPAL     APPRECIATION/DEPRECIATION
----                                                                 ------------   -------------------------
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 3-month USD-LIBOR
  Counterparty: Lehman Brothers
  Expires 12/15/14                                            I, X   $  2,600,000          $    67,283
Receive a fixed rate equal to 4.000% and pay a floating rate based on the 3-month USD-LIBOR
  Counterparty: Goldman Sachs
  Expires 08/15/07                                            I, X     33,700,000              329,151
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 3-month USD-LIBOR
  Counterparty: Merrill Lynch
  Expires 06/17/24                                               X      9,700,000              749,022
Receive a fixed rate equal to 4.000% and pay a floating rate based on the 6-month Euro-LIBOR
  Denominated in Euros
  Counterparty: Merrill Lynch
  Expires 03/15/07                                            I, X      4,300,000               55,662
Receive a fixed rate equal to 5.250% and pay a floating rate based on the 6-month GBP-LIBOR
  Denominated in Great Britain Pounds
  Counterparty:Morgan Stanley Dean Witter
  Expires 03/15/12                                            I, X      3,600,000               63,764
Receive a fixed rate equal to 4.000% and pay a floating rate based on the 6-month Euro-LIBOR
  Denominated in Euros
  Counterparty: Barclays Bank
  Expires 03/15/07                                            I, X      7,900,000              102,529
Receive a fixed rate equal to 4.000% And pay a floating rate based on the 6-month Euro-LIBOR
  Denominated in Euros
  Counterparty: JPMorgan Chase Bank
  Expires 03/15/07                                               X     10,000,000              130,456
Receive a fixed rate equal to 0.000% and pay a floating rate based on the 1-month USD-LIBOR
  Counterparty: Morgan Stanley Dean Witter
  Expires 09/30/04                                            I, X      1,700,000               (3,925)
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 6-month Euro-LIBOR
  Denominated in Euros
  Counterparty: United Bank of Switzerland
  Expires 12/15/14                                               X     54,700,000           (2,187,248)
Receive a fixed rate equal to 4.000% and pay a floating rate based on the 6-month GBP-LIBOR
  Denominated in Great Britain Pounds
  Counterparty: Goldman Sachs
  Expires 09/15/04                                               X      3,100,000              (67,666)
Receive a fixed rate equal to 4.500% and pay a floating rate based on the 3-month SEK-LIBOR
  Denominated in Swedish Krona
  Counterparty: Merrill Lynch
  Expires 06/17/05                                            I, X    159,700,000              (49,676)
Receive a fixed rate equal to 4.500% and pay a floating rate based on the 3-month SEK-LIBOR
  Denominated in Swedish Krona
  Counterparty: JPMorgan Chase Bank
  Expires 06/17/05                                            I, X     76,300,000              (23,734)
Receive a fixed rate equal to 4.500% and pay a floating rate based on the 3-month SEK-LIBOR
  Denominated in Swedish Krona
  Counterparty: Morgan Stanley Dean Witter
  Expires 06/17/08                                            I, X      9,000,000               (2,800)

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO        as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                                                       NOTIONAL            UNREALIZED
TYPE                                                                  PRINCIPAL     APPRECIATION/DEPRECIATION
----                                                                 ------------   -------------------------
Receive a fixed rate equal to 4.000% and pay a floating rate based on the 3-month USD-LIBOR
  Counterparty: JPMorgan Chase Bank
  Expires 12/15/09                                               X   $  9,600,000          $  (283,650)
Receive a fixed rate equal to 4.000% and pay a floating rate based on the 3-month USD-LIBOR
  Counterparty: United Bank of Switzerland
  Expires 12/15/09                                               X     18,200,000             (537,754)
                                                                                           -----------
                                                                                           $(1,658,586)
                                                                                           ===========

 @     Non-income producing security
 @@    Foreign issuer
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004.
 #     Securities with purchases pursuant to Rule 144A, under
       the Securities Act of 1933 and may not be resold subject
       to that rule except to qualified institutional buyers.
       These securities have been determined to be liquid under
       the guidelines established by the Funds' Board of
       Trustees.
 **    Defaulted security.
 C     Bond may be called prior to maturity date.
 W     When-issued or delayed delivery security.
 X     Fair value determined by ING Funds Valuation Committee
       appointed by the Funds' Board of Trustees.
 I     Illiquid security
 cc    Security purchased with cash collateral for securities
       loaned
 *     Cost for federal, Income tax purposes is $742,922,495
       financial statement purposes. Net unrealized
       appreciation consists of:

      Gross Unrealized Appreciation                  $ 4,888,714
      Gross Unrealized Depreciation                   (3,697,747)
                                                     -----------
      Net Unrealized Appreciation                    $ 1,190,967
                                                     ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO                   as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
CORPORATE BONDS: 87.4%
                    AEROSPACE/DEFENSE: 0.7%
$ 1,990,000    @@   Dunlop Standard Aerospace
                      Holdings PLC, 11.875%,
                      due 05/15/09                  $  2,124,325
  1,650,000         K&F Industries, Inc., 9.625%,
                      due 12/15/10                     1,817,063
                                                    ------------
                                                       3,941,388
                                                    ------------
                    AGRICULTURE: 0.9%
  1,350,000    #    Commonwealth Brands, Inc.,
                      9.750%, due 04/15/08             1,451,250
  1,650,000   #,I   Commonwealth Brands, Inc.,
                      10.625%, due 09/01/08            1,773,750
  1,650,000         DIMON, Inc., 6.125%,
                      due 03/31/07                     1,493,250
    450,000         DIMON, Inc., 7.750%,
                      due 06/01/13                       420,750
                                                    ------------
                                                       5,139,000
                                                    ------------
                    AIRLINES: 0.9%
    150,000         Continental Airlines, Inc.,
                      7.056%, due 09/15/09               148,489
  1,918,856    I    Continental Airlines, Inc.,
                      6.920%, due 04/02/13             1,892,807
    162,819         Continental Airlines, Inc.,
                      7.461%, due 04/01/15               151,639
    512,541         Continental Airlines, Inc.,
                      7.373%, due 12/15/15               410,077
    253,258         Continental Airlines, Inc.,
                      6.545%, due 02/02/19               237,140
  1,600,000         United AirLines, Inc., 7.730%,
                      due 07/01/10                     1,307,631
    294,473         United AirLines, Inc., 7.186%,
                      due 04/01/11                       245,197
    900,000         United AirLines, Inc., 6.602%,
                      due 09/01/13                       750,237
                                                    ------------
                                                       5,143,217
                                                    ------------
                    AUTO MANUFACTURERS: 0.6%
  2,850,000   @@,#  Fiat Finance Luxembourg SA,
                      3.250%, due 01/09/07             2,871,375
    850,000         General Motors Corp., 8.250%,
                      due 07/15/23                       892,334
                                                    ------------
                                                       3,763,709
                                                    ------------
                    AUTO PARTS AND EQUIPMENT: 2.0%
    550,000         ArvinMeritor, Inc., 6.625%,
                      due 06/15/07                       565,125
  1,750,000         ArvinMeritor, Inc., 8.750%,
                      due 03/01/12                     1,907,500
  2,450,000         Dura Operating Corp., 8.625%,
                      due 04/15/12                     2,511,250
    450,000         Meritor Automotive, Inc.,
                      6.800%, due 02/15/09               460,125
    650,000    #    Tenneco Automotive, Inc.,
                      10.250%, due 07/15/13              737,750
  2,050,000         Tenneco Automotive, Inc.,
                      10.250%, due 07/15/13            2,326,750
  2,650,000         TRW Automotive, Inc., 9.375%,
                      due 02/15/13                     3,001,125
                                                    ------------
                                                      11,509,625
                                                    ------------
                    BANKS: 0.5%
    350,000    #    Riggs Capital Trust, 8.625%,
                      due 12/31/26                       351,750
    950,000    #    Riggs Capital Trust, 8.875%,
                      due 03/15/27                       957,125
  1,650,000         Riggs Capital Trust, 8.875%,
                      due 03/15/27                     1,662,375
                                                    ------------
                                                       2,971,250
                                                    ------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
                    CHEMICALS: 3.5%
$ 1,000,000    #    Airgas, Inc., 6.250%,
                      due 07/15/14                  $    962,500
    750,000         Airgas, Inc., 6.250%,
                      due 07/15/14                       721,875
    300,000         Arco Chemical Co., 10.25%,
                      due 11/01/10                       306,000
  2,000,000   @@,I  Brenntag AG, 3.88%,
                      due 02/27/12                     2,029,376
  1,800,000         Equistar Chemicals LP, 8.75%,
                      due 02/15/09                     1,885,500
    950,000         Equistar Chemicals LP, 10.13%,
                      due 09/01/08                     1,045,000
    800,000    #    Equistar Chemicals LP, 10.63%,
                      due 05/01/11                       892,000
  3,650,000         ISP Chemco, Inc., 10.25%,
                      due 07/01/11                     4,078,875
    850,000         Johnsondiversey, Inc., 9.63%,
                      due 05/15/12                       930,750
    650,000         Johnsondiversey, Inc., 9.63%,
                      due 05/15/12                       858,041
    750,000    @@   Kronos International, Inc.,
                      8.88%, due 06/30/09                976,361
  3,250,000    #    Nalco Co., 7.75%, due 11/15/11     3,420,625
    500,000    #    Nalco Co., 8.88%, due 11/15/13       526,250
  1,450,000         Westlake Chemical Corp.,
                      8.75%, due 07/15/11              1,580,500
                                                    ------------
                                                      20,213,653
                                                    ------------
                    COAL: 0.6%
  3,250,000         Peabody Energy Corp., 6.88%,
                      due 03/15/13                     3,306,875
                                                    ------------
                                                       3,306,875
                                                    ------------
                    COMMERCIAL SERVICES: 0.7%
  2,000,000         Alderwoods Group, Inc.,
                      12.25%, due 01/02/09             2,220,000
  1,850,000         Mail-Well I Corp., 9.63%,
                      due 03/15/12                     1,998,000
                                                    ------------
                                                       4,218,000
                                                    ------------
                    DISTRIBUTION/WHOLESALE: 0.2%
  1,350,000         Aviall, Inc., 7.63%,
                      due 07/01/11                     1,410,750
                                                    ------------
                                                       1,410,750
                                                    ------------
                    DIVERSIFIED FINANCIAL SERVICES: 8.2%
  4,645,871         AES Ironwood LLC, 8.86%,
                      due 11/30/25                     4,924,623
    718,453         AES Red Oak LLC, 8.54%,
                      due 11/30/19                       748,987
  2,525,000   @@,#  BCP Caylux Holdings Luxembourg
                      SCA, 9.63%, due 06/15/14         2,629,156
  3,000,000    @@   Bluewater Finance Ltd.,
                      10.25%, due 02/15/12             3,180,000
  2,000,000    #    Bombardier Capital, Inc.,
                      7.09%, due 03/30/07              2,015,506
    817,110         Cedar Brakes II LLC, 9.88%,
                      due 09/01/13                       819,153
  5,000,000    #    DJ TRAC-X NA, 7.38%,
                      due 03/25/09                     4,893,750
  5,000,000    #    DJ TRAC-X NA, 8.00%,
                      due 03/25/09                     4,859,375
  1,200,000   @@,#  Eircom Funding, 8.25%,
                      due 08/15/13                     1,254,000
  2,414,943         FINOVA Group, Inc./The, 7.50%,
                      due 11/15/09                     1,334,256
  2,850,000         Ford Motor Credit Co., 7.00%,
                      due 10/01/13                     2,881,832
  1,250,000   @@,#  Gemstone Investor Ltd., 7.71%,
                      due 10/31/04                     1,265,625

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
                    DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$   750,000         General Motors Acceptance
                      Corp., 8.00%, due 11/01/31    $    770,599
  1,550,000         General Motors Acceptance
                      Corp., 6.88%, due 08/28/12       1,579,190
    750,000   #,I   Hollinger Participation Trust,
                      .00%, due 11/15/10                 877,500
  1,500,000    #    KRATON Polymers LLC/Capital
                      Corp., 8.13%, due 01/15/14       1,522,500
  2,950,000    #    Mizuho JGB Investment LLC,
                      9.87%, due 12/29/49              3,339,798
  1,150,000    #    Mizuho Preferred Capital Co
                      LLC, 8.79%, due 12/29/49         1,265,000
  5,000,000    #    TRAINS, 8.36%, due 08/01/15        5,196,935
    625,000    #    UGS Corp., 10.00%,
                      due 06/01/12                       668,750
  1,150,000         Universal City Development
                      Partners, 11.75%,
                      due 04/01/10                     1,336,875
                                                    ------------
                                                      47,363,410
                                                    ------------
                    ELECTRIC: 11.5%
    700,000         AES Corp./The, 9.38%,
                      due 09/15/10                       749,875
  1,600,000         AES Corp./The, 8.88%,
                      due 02/15/11                     1,668,000
  5,000,000    #    AES Corp./The, 8.75%,
                      due 05/15/13                     5,381,250
  3,200,000   #,I   Allegheny Energy Supply Co.,
                      LLC, 5.35%, due 06/08/11         3,257,427
    900,000    I    Aquila, Inc., 8.00%,
                      due 05/15/06                       934,875
  2,250,000    #    Calpine Corp., 8.50%,
                      due 07/15/10                     1,873,125
  2,225,000         Centerpoint Energy, Inc.,
                      7.25%, due 09/01/10              2,369,267
  3,350,000         CMS Energy Corp., 7.00%,
                      due 01/15/05                     3,383,500
    200,000         CMS Energy Corp., 8.90%,
                      due 07/15/08                       210,500
  4,250,000         CMS Energy Corp., 7.50%,
                      due 01/15/09                     4,250,000
  1,750,000    #    CMS Energy Corp., 7.75%,
                      due 08/01/10                     1,750,000
  1,900,000         DPL, Inc., 6.88%, due 09/01/11     1,923,750
  2,000,000         Edison Intl., 6.88%,
                      due 09/15/04                     2,017,500
  1,950,000         Ipalco Enterprises, Inc.,
                      8.38%, due 11/14/08              2,125,500
    850,000         Ipalco Enterprises, Inc.,
                      8.63%, due 11/14/11                926,500
  2,350,000    #    Midwest Generation LLC, 8.75%,
                      due 05/01/34                     2,385,250
    500,000         Midwest Generation LLC, 8.30%,
                      due 07/02/09                       505,313
  6,200,000         Midwest Generation LLC, 8.56%,
                      due 01/02/16                     6,110,874
  1,650,000    #    MSW Energy Holdings II LLC,
                      7.38%, due 09/01/10              1,650,000
  1,350,000         Northwestern Corp., 7.25%,
                      due 03/03/08                     1,289,250
      2,349    #    NRG Energy, Inc., 5.56%,
                      due 05/08/10                         2,426
    597,651   #,I   NRG Energy, Inc., 5.56%,
                      due 06/23/10                       617,221
    400,000   #,I   NRG Energy, Inc., 5.49%,
                      due 12/23/10                       413,098
  3,750,000    #    NRG Energy, Inc., 8.00%,
                      due 12/15/13                     3,806,250
  1,250,000         PSEG Energy Holdings LLC,
                      7.75%, due 04/16/07              1,315,625
    650,000         PSEG Energy Holdings LLC,
                      8.63%, due 02/15/08                702,000

 Principal
  Amount                                               Value
----------------------------------------------------------------
$ 1,350,000         PSEG Energy Holdings LLC,
                      10.00%, due 10/01/09          $  1,532,250
  3,650,000         PSEG Energy Holdings LLC,
                      8.50%, due 06/15/11              3,923,750
  3,350,000         Reliant Energy, Inc., 9.25%,
                      due 07/15/10                     3,592,875
    750,000         Reliant Energy, Inc., 9.50%,
                      due 07/15/13                       811,875
  3,190,000    #    South Point Energy Center LLC/
                      Broad River Energy LLC/
                      Rockgen Energy LLC, 8.40%,
                      due 05/30/12                     2,761,344
  2,850,000         TECO Energy, Inc., 7.50%,
                      due 06/15/10                     2,892,750
                                                    ------------
                                                      67,133,220
                                                    ------------
                    ELECTRICAL COMPONENTS AND EQUIPMENT: 0.7%
    850,000    @@   FIMEP SA, 10.50%,
                      due 02/15/13                       973,250
  1,025,000    @@   FIMEP SA, 11.00%,
                      due 02/15/13                     1,455,948
    900,000    @@   Legrand, 8.50%, due 02/15/25         931,500
    650,000         Rayovac Corp., 8.50%,
                      due 10/01/13                       685,750
                                                    ------------
                                                       4,046,448
                                                    ------------
                    ELECTRONICS: 1.0%
    800,000         Communications & Power
                      Industries, Inc., 8.00%,
                      due 02/01/12                       804,000
  3,050,000         Dresser, Inc., 9.38%,
                      due 04/15/11                     3,278,750
  1,350,000         Fisher Scientific Intl.,
                      8.00%,
                      due 09/01/13                     1,451,250
                                                    ------------
                                                       5,534,000
                                                    ------------
                    ENTERTAINMENT: 0.7%
    900,000         Gaylord Entertainment Co.,
                      8.00%, due 11/15/13                916,875
  3,000,000         Six Flags, Inc., 9.75%,
                      due 04/15/13                     3,030,000
                                                    ------------
                                                       3,946,875
                                                    ------------
                    ENVIRONMENTAL CONTROL: 1.8%
  1,050,000         Allied Waste North America,
                      8.88%, due 04/01/08              1,155,000
    750,000         Allied Waste North America,
                      8.50%, due 12/01/08                824,063
    300,000    #    Allied Waste North America,
                      6.50%, due 11/15/10                298,500
  1,450,000    #    Allied Waste North America,
                      6.38%, due 04/15/11              1,428,250
  4,450,000         Allied Waste North America,
                      9.25%, due 09/01/12              5,006,250
  1,850,000         Allied Waste North America,
                      7.88%, due 04/15/13              1,942,500
                                                    ------------
                                                      10,654,563
                                                    ------------
                    FOOD: 1.9%
  2,325,000         Ahold Finance USA, Inc.,
                      8.25%, due 07/15/10              2,464,500
  3,050,000         Delhaize America, Inc., 8.13%,
                      due 04/15/11                     3,344,420
  1,850,000         Ingles Markets, Inc., 8.88%,
                      due 12/01/11                     1,910,125
  1,300,000    #    Merisant Co., 9.50%,
                      due 07/15/13                     1,391,000
  1,550,000         Roundy's, Inc., 8.88%,
                      due 06/15/12                     1,650,750
                                                    ------------
                                                      10,760,795
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
                    FOREST PRODUCTS AND PAPER: 2.1%
$ 2,400,000    @@   Abitibi-Consolidated, Inc.,
                      8.85%, due 08/01/30           $  2,350,632
  1,200,000    @@   Abitibi-Consolidated, Inc.,
                      6.95%, due 12/15/06              1,235,845
    500,000    @@   Abitibi-Consolidated, Inc.,
                      6.95%, due 04/01/08                508,998
    700,000    @@   Abitibi-Consolidated, Inc.,
                      5.25%, due 06/20/08                667,829
    400,000    @@   Abitibi-Consolidated, Inc.,
                      8.55%, due 08/01/10                423,773
    600,000    @@   Abitibi-Consolidated, Inc.,
                      6.00%, due 06/20/13                534,043
  1,000,000         Boise Cascade Corp., 7.00%,
                      due 11/01/13                     1,027,500
  1,200,000         Georgia-Pacific Corp., 8.88%,
                      due 05/15/31                     1,287,000
    800,000         Georgia-Pacific Corp., 7.70%,
                      due 06/15/15                       850,000
  1,200,000         Georgia-Pacific Corp., 8.13%,
                      due 06/15/23                     1,239,000
  1,900,000    #    Georgia-Pacific Corp., 8.00%,
                      due 01/15/24                     1,909,500
                                                    ------------
                                                      12,034,120
                                                    ------------
                    GAS: 0.1%
    300,000         Colorado Interstate Gas Co.,
                      6.85%, due 06/15/37                309,000
                                                    ------------
                                                         309,000
                                                    ------------
                    HEALTHCARE -- PRODUCTS: 1.5%
  2,250,000         Fresenius Medical Care Capital
                      Trust, 7.88%, due 06/15/11       2,396,250
  1,800,000         Fresenius Medical Care Capital
                      Trust II, 7.88%,
                      due 02/01/08                     1,903,500
  4,115,000         Rotech Healthcare, Inc.,
                      9.50%,
                      due 04/01/12                     4,413,338
                                                    ------------
                                                       8,713,088
                                                    ------------
                    HEALTHCARE -- SERVICES: 2.8%
    490,000    #    Beverly Enterprises, Inc.,
                      7.88%, due 06/15/14                484,488
  1,400,000         Extendicare Health Services,
                      Inc., 9.50%, due 07/01/10        1,561,000
  1,850,000         HCA, Inc., 7.88%, due 02/01/11     2,031,655
    750,000         HCA, Inc., 6.25%, due 02/15/13       746,738
  1,275,000         HCA, Inc., 6.75%, due 07/15/13     1,308,278
    850,000         Pacificare Health Systems,
                      10.75%, due 06/01/09               973,250
  1,750,000         Tenet Healthcare Corp., 6.38%,
                      due 12/01/11                     1,540,000
    150,000         Tenet Healthcare Corp., 6.50%,
                      due 06/01/12                       131,250
  5,100,000         Tenet Healthcare Corp., 7.38%,
                      due 02/01/13                     4,640,999
    800,000    #    Tenet Healthcare Corp., 9.88%,
                      due 07/01/14                       818,000
    750,000         Triad Hospitals, Inc., 7.00%,
                      due 05/15/12                       759,375
  1,250,000         Triad Hospitals, Inc., 7.00%,
                      due 11/15/13                     1,193,750
                                                    ------------
                                                      16,188,783
                                                    ------------
                    HOLDING COMPANIES-DIVERSIFIED: 0.7%
  2,450,000    @@   JSG Funding PLC, 9.63%,
                      due 10/01/12                     2,695,000
  1,150,000    @@   JSG Funding PLC, 10.13%,
                      due 10/01/12                     1,525,069
                                                    ------------
                                                       4,220,069
                                                    ------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
                    LEISURE TIME: 0.2%
$   750,000   @@,#  Bombardier Recreational
                      Products, Inc., 8.38%,
                      due 12/15/13                  $    748,125
    250,000   #,I   K2, Inc., 7.38%, due 07/01/14        255,625
                                                    ------------
                                                       1,003,750
                                                    ------------
                    LODGING: 4.6%
  1,825,000         Boyd Gaming Corp., 7.75%,
                      due 12/15/12                     1,852,375
  2,750,000         Caesars Entertainment, Inc.,
                      9.38%, due 02/15/07              2,994,063
  1,225,000         Caesars Entertainment, Inc.,
                      7.88%, due 03/15/10              1,298,500
  2,050,000         Caesars Entertainment, Inc.,
                      7.00%, due 04/15/13              2,075,625
  1,025,000         Circus & Eldorado Jt Venture/
                      Silver Legacy Capital Corp.,
                      10.13%, due 03/01/12             1,035,250
  2,700,000         Hilton Hotels Corp., 7.63%,
                      due 12/01/12                     2,916,000
  1,450,000         Mandalay Resort Group, 6.50%,
                      due 07/31/09                     1,480,813
  3,425,000         Mandalay Resort Group, 9.38%,
                      due 02/15/10                     3,750,375
    300,000         Mandalay Resort Group, 7.63%,
                      due 07/15/13                       300,750
    650,000         MGM Mirage, 6.00%,
                      due 10/01/09                       640,250
  3,650,000         MGM Mirage, 8.38%,
                      due 02/01/11                     3,832,499
  1,150,000         Starwood Hotels & Resorts
                      Worldwide, Inc., 7.38%,
                      due 05/01/07                     1,216,125
  1,350,000         Starwood Hotels & Resorts
                      Worldwide, Inc., 7.88%,
                      due 05/01/12                     1,451,250
  1,450,000         Station Casinos, Inc., 6.00%,
                      due 04/01/12                     1,410,125
    400,000         Station Casinos, Inc., 6.50%,
                      due 02/01/14                       387,000
                                                    ------------
                                                      26,641,000
                                                    ------------
                    MEDIA: 9.1%
  3,350,000         American Media Operation,
                      Inc., 10.25%, due 05/01/09       3,492,374
  2,850,000    @@   CanWest Media, Inc., 10.63%,
                      due 05/15/11                     3,209,813
  3,150,000    #    CCO Holdings Capital Corp.,
                      8.75%, due 11/15/13              3,031,875
  1,100,000   #,I   Charter Communications Corp.,
                      4.42%, due 04/26/11              1,097,021
  1,000,000    #    Charter Communications
                      Operating Capital, 8.00%,
                      due 04/30/12                       972,500
    550,000         CSC Holdings, Inc., 8.13%,
                      due 07/15/09                       574,750
  4,100,000         CSC Holdings, Inc., 8.13%,
                      due 08/15/09                     4,284,499
  2,100,000         CSC Holdings, Inc., 7.63%,
                      due 04/01/11                     2,115,750
  2,250,000    #    CSC Holdings, Inc., 6.75%,
                      due 04/15/12                     2,171,250
  2,100,000         Dex Media West LLC, 8.50%,
                      due 08/15/10                     2,299,500
  2,925,000         Dex Media West LLC, 9.88%,
                      due 08/15/13                     3,224,812
    500,000   #,I   DirecTV Group, 3.35%,
                      due 03/06/10                       507,500
    500,000   #,I   DirecTV Group, 3.45%,
                      due 03/06/10                       507,500
  1,750,000         DirecTV Holdings LLC, 8.38%,
                      due 03/15/13                     1,944,688

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
$ 1,050,000         Echostar DBS Corp., 10.38%,
                      due 10/01/07                  $  1,127,438
  1,000,000         Echostar DBS Corp., 4.49%, due
                      10/01/08                         1,046,250
    400,000         Garden State Newspapers, Inc.,
                      8.63%, due 07/01/11                419,500
  2,750,000         Hollinger Intl. Publishing,
                      9.00%, due 12/15/10              3,190,000
  2,585,000   @@,#  Lighthouse Intl. Co. SA,
                      8.00%, due 04/30/14              3,050,686
  2,750,000         Mediacom Broadband LLC,
                      11.00%, due 07/15/13             2,942,500
    650,000         Primedia, Inc., 7.63%, due
                      04/01/08                           646,750
    300,000    #    Primedia, Inc., 6.62%, due
                      05/15/10                           305,625
  2,225,000    #    Primedia, Inc., 8.00%, due
                      05/15/13                         2,102,625
  2,450,000    @@   Quebecor Media, Inc., 11.13%,
                      due 07/15/11                     2,808,313
    550,000    @@   Rogers Cablesystems Ltd.,
                      10.00%, due 03/15/05               573,668
  1,350,000    @@   Rogers Communications, Inc.,
                      2.00%, due 11/26/05              1,280,813
  1,000,000         Sinclair Broadcast Group,
                      Inc., 8.75%, due 12/15/11        1,075,000
    350,000         Sinclair Broadcast Group,
                      Inc., 8.00%, due 03/15/12          359,625
  1,150,000         Young Broadcasting, Inc.,
                      8.50%, due 12/15/08              1,216,125
    650,000    #    Young Broadcasting, Inc.,
                      8.50%, due 12/15/08                687,375
  1,250,000         Young Broadcasting, Inc.,
                      10.00%, due 03/01/11             1,278,125
                                                    ------------
                                                      53,544,250
                                                    ------------
                    MISCELLANEOUS MANUFACTURING: 2.0%
    600,000   @@,#,I Invensys PLC, 4.61%, due
                      09/05/09                           607,125
  1,600,000   @@,#,I Invensys PLC, 5.86%, due
                      09/05/09                         1,642,000
  1,350,000   @@,#,I Invensys PLC, 9.88%, due
                      03/15/11                         1,350,000
  1,350,000         SPX Corp., 6.25%, due 06/15/11     1,319,625
  2,875,000         SPX Corp., 7.50%, due 01/01/13     2,961,250
  2,375,000    #    Trinity Industries, Inc.,
                      6.50%, due 03/15/14              2,185,000
  1,550,000    @@   Tyco International Group SA,
                      6.75%, due 02/15/11              1,686,457
                                                    ------------
                                                      11,751,457
                                                    ------------
                    OIL AND GAS: 3.5%
  1,000,000         Chesapeake Energy Corp.,
                      8.38%, due 11/01/08              1,085,000
    461,000         Chesapeake Energy Corp.,
                      8.13%, due 04/01/11                500,185
    600,000         El Paso CGP Co., 7.75%, due
                      10/15/35                           474,000
  2,200,000         El Paso CGP Co., 7.50%, due
                      08/15/06                         2,183,500
    400,000         El Paso CGP Co., 6.50%, due
                      06/01/08                           362,000
  1,500,000         El Paso CGP Co., 7.63%, due
                      09/01/08                         1,395,000
    400,000         El Paso CGP Co., 7.75%, due
                      06/15/10                           363,000
    300,000         El Paso CGP Co., 9.63%, due
                      05/15/12                           286,500
    750,000         El Paso Production Holding
                      Co., 7.75%, due 06/01/13           691,875
  1,950,000    #    Encore Acquisition Co., 6.25%,
                      due 04/15/14                     1,842,750

 Principal
  Amount                                               Value
----------------------------------------------------------------
$ 1,250,000    #    Evergreen Resources, Inc.,
                      5.88%, due 03/15/12           $  1,268,750
  1,495,000         Exco Resources, Inc., 7.25%,
                      due 01/15/11                     1,524,900
  1,125,000    #    Plains Exploration &
                      Production Co., 7.13%, due
                      06/15/14                         1,150,313
    650,000         Premcor Refining Group, Inc.,
                      6.75%, due 05/01/14                646,750
  2,350,000         Pride International, Inc.,
                      9.38%, due 05/01/07              2,402,875
    600,000         Valero Energy Corp., 7.80%,
                      due 06/14/10                       580,500
  2,050,000         Vintage Petroleum, Inc.,
                      7.88%, due 05/15/11              2,111,500
  1,350,000         Vintage Petroleum, Inc.,
                      8.25%, due 05/01/12              1,437,750
                                                    ------------
                                                      20,307,148
                                                    ------------
                    OIL AND GAS SERVICES: 1.4%
    500,000         Hanover Compressor Co., 9.00%,
                      due 06/01/14                       521,250
  4,300,000         Hanover Equipment Trust,
                      8.50%, due 09/01/08              4,568,750
  2,000,000         Newpark Resources, 8.63%, due
                      12/15/07                         2,040,000
  1,150,000         SESI LLC, 8.88%, due 05/15/11      1,244,875
                                                    ------------
                                                       8,374,875
                                                    ------------
                    PACKAGING AND CONTAINERS: 2.6%
  3,375,000    @@   Crown European Holdings SA,
                      9.50%, due 03/01/11              3,695,624
    825,000   @@,#  Crown European Holdings SA,
                      10.88%, due 03/01/13               944,625
    750,000         Greif, Inc., 8.88%, due
                      08/01/12                           810,938
  1,350,000   @@,#  Norampac, Inc., 6.75%, due
                      06/01/13                         1,329,750
    750,000    #    Owens-Brockway, 8.88%, due
                      02/15/09                           813,750
    100,000         Owens-Brockway, 7.75%, due
                      05/15/11                           104,500
  2,750,000         Owens-Brockway, 8.75%, due
                      11/15/12                         2,997,500
  1,450,000         Owens-Brockway, 8.25%, due
                      05/15/13                         1,504,375
    650,000    @@   Stone Container Corp., 9.75%,
                      due 02/01/11                       718,250
  1,250,000         Stone Container Corp., 8.38%,
                      due 07/01/12                     1,312,500
    950,000    #    Stone Container Finance,
                      11.50%, due 08/15/06               958,313
                                                    ------------
                                                      15,190,125
                                                    ------------
                    PHARMACEUTICALS: 0.1%
    400,000    #    NeighborCare, Inc., 6.88%, due
                      11/15/13                           426,000
                                                    ------------
                                                         426,000
                                                    ------------
                    PIPELINES: 5.9%
  1,150,000    #    Dynegy Holdings, Inc., 9.88%,
                      due 07/15/10                     1,242,000
  2,050,000    #    Dynegy Holdings, Inc., 10.13%,
                      due 07/15/13                     2,229,375
  1,100,000         El Paso Corp., 7.80%, due
                      08/01/31                           888,250
  1,300,000         El Paso Corp., 5.75%, due
                      03/14/06                         1,518,377
    300,000         El Paso Corp., 7.00%, due
                      05/15/11                           264,000
  4,200,000         El Paso Corp., 7.88%, due
                      06/15/12                         3,790,500
    400,000         El Paso Corp., 7.38%, due
                      12/15/12                           349,000

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
                    PIPELINES (CONTINUED)
$   550,000         El Paso Energy Partners LP/El
                      Paso Energy Partners Finance
                      Corp., 8.50%, due 06/01/11    $    598,125
  1,150,000         GulfTerra Energy Partners LP,
                      8.50%, due 06/01/10              1,256,375
  2,000,000         Roseton/Danskammer, 7.27%, due
                      11/08/10                         1,911,250
  2,300,000         Roseton/Danskammer, 7.67%, due
                      11/08/16                         2,002,438
  4,600,000         Sonat, Inc., 7.63%, due
                      07/15/11                         4,128,500
  1,700,000         Transmontaigne, Inc., 9.13%,
                      due 06/01/10                     1,759,500
  1,800,000         Williams Cos., Inc., 8.75%,
                      due 03/15/32                     1,809,000
  4,200,000         Williams Cos., Inc., 8.63%,
                      due 06/01/10                     4,641,000
    800,000         Williams Cos., Inc., 8.13%,
                      due 03/15/12                       858,000
  4,000,000         Williams Cos., Inc., 7.63%,
                      due 07/15/19                     3,870,000
  1,100,000         Williams Cos., Inc., 7.88%,
                      due 09/01/21                     1,064,250
                                                    ------------
                                                      34,179,940
                                                    ------------
                    REAL ESTATE: 0.5%
  2,100,000         Choctaw Resort Development
                      Enterprise, 9.25%, due
                      04/01/09                         2,268,000
    750,000         Forest City Enterprises, Inc.,
                      7.63%, due 06/01/15                757,500
                                                    ------------
                                                       3,025,500
                                                    ------------
                    REAL ESTATE INVESTMENT TRUSTS: 1.1%
  1,050,000         Host Marriott Corp., 7.88%,
                      due 08/01/08                     1,081,500
    550,000         Host Marriott LP, 9.50%, due
                      01/15/07                           603,625
  2,150,000         Host Marriott LP, 9.25%, due
                      10/01/07                         2,381,125
    550,000         Host Marriott LP, 7.13%, due
                      11/01/13                           541,750
  1,650,000         Ventas Capital Corp., 8.75%,
                      due 05/01/09                     1,790,250
                                                    ------------
                                                       6,398,250
                                                    ------------
                    RETAIL: 2.0%
    200,000         AmeriGas Eagle Finance Corp.,
                      10.00%, due 04/15/06               217,000
    450,000    I    AmeriGas Eagle Finance Corp.,
                      8.83%, due 04/19/10                484,020
    400,000         AmeriGas Eagle Finance Corp.,
                      8.88%, due 05/20/11                428,000
  2,150,000         Domino's, Inc., 8.25%, due
                      07/01/11                         2,289,750
    300,000    #    Ferrellgas Finance Escrow
                      Corp., 6.75%, due 05/01/14         291,000
  2,500,000   #,I   Ferrellgas Partners Finance,
                      8.78%, due 08/01/07              2,689,784
  1,350,000         Ferrellgas Partners Finance,
                      8.75%, due 06/15/12              1,447,875
  1,600,000         Suburban Energy Finance Corp.,
                      6.88%, due 12/15/13              1,555,011
  2,025,000         Toys R US, Inc., 7.63%, due
                      08/01/11                         2,042,719
    175,000         Toys R US, Inc., 7.88%, due
                      04/15/13                           176,531
                                                    ------------
                                                      11,621,690
                                                    ------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
                    TELECOMMUNICATIONS: 10.8%
$ 2,750,000         ACC Escrow Corp., 10.00%, due
                      08/01/11                      $  2,385,625
  5,450,000    +    American Tower Escrow Corp.,
                      7.820%, due 08/01/08             4,005,750
    866,667    I    Centennial Communications
                      Corp., 3.91%, due 01/20/11         870,458
     62,667    I    Centennial Communications
                      Corp., 4.05%, due 01/20/11          62,941
     66,667    I    Centennial Communications
                      Corp., 4.34%, due 01/20/11          66,958
    600,000    I    Centennial Communications
                      Corp., 3.91%, due 02/09/11         602,625
  2,600,000         Cincinnati Bell, Inc., 7.25%,
                      due 07/15/13                     2,444,000
  1,625,000         Cincinnati Bell, Inc., 8.38%,
                      due 01/15/14                     1,454,375
    650,000         Crown Castle Intl. Corp.,
                      9.38%, due 08/01/11                718,250
  1,850,000         Crown Castle Intl. Corp.,
                      10.75%, due 08/01/11             2,081,250
  1,350,000    #    Dobson Communications Corp.,
                      8.88%, due 10/01/13              1,032,750
    900,000   @@,I  Inmarsat Ventures PLC, 4.11%,
                      due 10/10/10                       910,125
    900,000   @@,I  Inmarsat Ventures PLC, 4.61%,
                      due 10/10/11                       910,125
    800,000         Insight Capital, Inc., 9.75%,
                      due 10/01/09                       848,000
  1,900,000         Insight Capital, Inc., 9.75%,
                      due 10/01/09                     2,014,000
  1,400,000         Insight Capital, Inc., 10.50%,
                      due 11/01/10                     1,533,000
    300,000    #    Insight Capital, Inc., 10.50%,
                      due 11/01/10                       328,500
  1,500,000         MCI, Inc., 5.91%, due 05/01/07     1,458,750
  3,300,000         MCI, Inc., 6.69%, due 05/01/09     3,060,750
    518,000         Nextel Communications, Inc.,
                      9.50%, due 02/01/11                582,750
  3,440,000         Nextel Communications, Inc.,
                      6.88%, due 10/31/13              3,427,100
    325,000         Nextel Communications, Inc.,
                      5.95%, due 03/15/14                300,625
  3,250,000         Nextel Communications, Inc.,
                      7.38%, due 08/01/15              3,298,750
  1,100,000         Northwestern Bell Telephone,
                      7.75%, due 05/01/30                973,500
  1,240,000         PanAmSat Corp., 8.50%, due
                      02/01/12                         1,413,600
    300,000         Qwest Capital Funding, Inc.,
                      7.75%, due 02/15/31                237,000
  1,300,000         Qwest Capital Funding, Inc.,
                      7.90%, due 08/15/10              1,157,000
  4,400,000         Qwest Capital Funding, Inc.,
                      7.25%, due 02/15/11              3,784,000
  1,600,000   #,I   Qwest Communications Intl.,
                      6.50%, due 06/30/07              1,665,200
  3,800,000    #    Qwest Communications Intl.,
                      7.25%, due 02/15/11              3,562,500
  3,200,000    #    Qwest Communications Intl.,
                      7.50%, due 02/15/14              2,904,000
    550,000         Qwest Corp., 7.20%, due
                      11/01/04                           556,875
  5,100,000    #    Qwest Corp., 9.13%, due
                      03/15/12                         5,533,501
    850,000   @@,#  Rogers Wireless
                      Communications, Inc., 6.38%,
                      due 03/01/14                       786,250
  1,700,000    #    Rural Cellular Corp., 8.25%,
                      due 03/15/12                     1,746,750
    600,000    #    Time Warner Telecom Holdings,
                      Inc., 9.25%, due 02/15/14          579,000

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
                    TELECOMMUNICATIONS (CONTINUED)
$ 1,050,000         Time Warner Telecom, Inc.,
                      10.13%, due 02/01/11          $    960,750
  1,750,000         Time Warner Telecom, Inc.,
                      9.75%, due 07/15/08              1,645,000
  1,325,000         Triton PCS, Inc., 8.50%, due
                      06/01/13                         1,258,750
                                                    ------------
                                                      63,161,133
                                                    ------------
                    Total Corporate Bonds (Cost
                      $512,867,883)                  508,146,956
                                                    ------------
SOVEREIGN: 5.9%
                    BRAZIL: 2.8%
  1,900,000    @@   Brazilian Government Intl.
                      Bond, 8.25%, due 01/20/34        1,442,100
  4,300,000    @@   Brazilian Government Intl.
                      Bond, 11.00%, due 08/17/40       4,058,125
  1,952,000    @@   Brazilian Government Intl.
                      Bond, 2.06%, due 04/15/06        1,926,044
  1,500,000    @@   Brazilian Government Intl.
                      Bond, 11.00%, due 01/11/12       1,516,500
    300,000    @@   Brazilian Government Intl.
                      Bond, 10.25%, due 06/17/13         291,000
  7,505,728    @@   Brazilian Government Intl.
                      Bond, 8.00%, due 04/15/14        6,893,778
                                                    ------------
                                                      16,127,547
                                                    ------------
                    GUATEMALA: 0.1%
    400,000    @@   Republic of Guatemala, 9.25%,
                      due 08/01/13                       434,689
                                                    ------------
                                                         434,689
                                                    ------------
                    PANAMA: 0.8%
  1,650,000    @@   Panama Government Intl. Bond,
                      9.63%, due 02/08/11              1,835,625
    650,000    @@   Panama Government Intl. Bond,
                      9.38%, due 07/23/12                713,375
  1,850,000    @@   Panama Government Intl. Bond,
                      8.88%, due 09/30/27              1,803,750
    250,000    @@   Panama Government Intl. Bond,
                      9.38%, due 04/01/29                278,125
                                                    ------------
                                                       4,630,875
                                                    ------------
                    PERU: 1.0%
  1,050,000    @@   Peru Government Intl. Bond,
                      9.13%, due 01/15/08              1,144,500
  2,850,000    @@   Peru Government Intl. Bond,
                      9.13%, due 02/21/12              2,935,500
    650,000    @@   Peru Government Intl. Bond,
                      9.88%, due 02/06/15                682,500
  1,100,000    @@   Peru Government Intl. Bond,
                      4.50%, due 03/07/17                893,367
    364,000    @@   Peru Government Intl. Bond,
                      5.00%, due 03/07/17                317,658
                                                    ------------
                                                       5,973,525
                                                    ------------
                    RUSSIA: 0.9%
  5,925,000    @@   Russian Federation, 5.00%, due
                      03/31/30                         5,424,338
                                                    ------------
                                                       5,424,338
                                                    ------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
                    UKRAINE: 0.3%
$   224,004   @@,#  Ukraine Government Intl. Bond,
                      11.00%, due 03/15/07          $    242,215
    800,000   @@,#  Ukraine Government Intl. Bond,
                      6.88%, due 03/04/11                756,000
    500,000   @@,#  Ukraine Government Intl. Bond,
                      7.65%, due 06/11/13                476,499
                                                    ------------
                                                       1,474,714
                                                    ------------
                    Total Sovereign (Cost
                      $34,376,180)                    34,065,688
                                                    ------------
MUNICIPAL BONDS: 0.2%
                    NEW JERSEY: 0.2%
  1,350,000         Tobacco Settlement Financing
                      Corp./NJ, 6.38%, due
                      06/01/32                         1,210,761
                                                    ------------
                    Total Municipal Bonds (Cost
                      $1,246,957)                      1,210,761
                                                    ------------

  Shares                                               Value
----------------------------------------------------------------
PREFERRED STOCK: 0.0%
                    TELECOMMUNICATIONS: 0.0%
      1,100         Dobson Communications Corp.     $    107,298
                                                    ------------
                    Total Preferred Stock (Cost
                      $131,519)                          107,298
                                                    ------------
                    Total Long-Term Investments
                      (Cost $548,622,539)            543,530,703
                                                    ------------
 Principal
  Amount                                               Value
----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 5.3%
                    BANKS: 3.2%
$15,000,000    @@   ASB Bank Ltd., 1.450%, due
                      09/22/04                      $ 14,949,299
  2,800,000    @@   HBOS Treasury, 1.390%, due
                      09/09/04                         2,792,328
  1,500,000    @@   Svenska Handelsbank, 1.380%,
                      due 09/01/04                     1,496,385
                                                    ------------
                                                      19,238,012
                                                    ------------
                    DIVERSIFIED FINANCIAL SERVICES: 0.9%
  5,000,000         Toyota Motor Credit Corp.,
                      1.450%, due 09/22/04             4,983,100
                                                    ------------
                                                       4,983,100
                                                    ------------
                    FEDERAL HOME LOAN MORTGAGE CORPORATION: 0.7%
  3,800,000         Freddie Mac Discount Notes,
                      1.310%, due 09/30/04             3,787,369
                                                    ------------
                                                       3,787,369
                                                    ------------
                    PHARMACEUTICALS: 0.5%
  2,900,000         Pfizer, Inc., 1.300%,
                      due 08/18/04                     2,894,869
                                                    ------------
                                                       2,894,869
                                                    ------------
                    Total Short-Term Investments
                      (Cost $30,901,717)              30,903,350
                                                    ------------

             TOTAL INVESTMENTS IN
               SECURITIES
               (COST $579,524,256)*          98.8%   $574,434,053
             OTHER ASSETS AND
               LIABILITIES-NET                1.2       6,714,796
                                            -----    ------------
             NET ASSETS                     100.0%   $581,148,849
                                            =====    ============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 @     Non-income producing security
 @@    Foreign issuer
 I     Illiquid security.
 +     Step-up basis bonds. Interest rates shown reflect
       current and future coupon rates.
 #     Securities with purchases pursuant to Rule 144A, under
       the Securities Act of 1933 and may not be resold subject
       to that rule except to qualified institutional buyers.
       These securities have been determined to be liquid under
       the guidelines established by the Funds' Board of
       Directors/Trustees.
 *     Cost for federal, Income tax purposes is the same as for
       financial statement purposes. Net unrealized
       depreciation consists of:

       Gross Unrealized Appreciation                 $ 2,445,230
       Gross Unrealized Depreciation                  (7,535,433)
                                                     -----------
       Net Unrealized Depreciation                   $(5,090,203)
                                                     ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING SALOMON BROTHERS ALL CAP PORTFOLIO           as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


  Shares                                                Value
-----------------------------------------------------------------
COMMON STOCK: 94.3%
                    AEROSPACE/DEFENSE: 2.5%
     83,500    L    Boeing Co.                       $  4,266,015
    213,800         Raytheon Co.                        7,647,626
                                                     ------------
                                                       11,913,641
                                                     ------------
                    AIRLINES: 1.4%
     80,700   @,L   AMR Corp.                             977,277
     90,100   @,L   Continental Airlines, Inc.          1,024,437
    143,700    L    Delta Air Lines, Inc.               1,023,144
     77,700   @,L   Frontier Airlines, Inc.               845,376
     88,400   @,L   Northwest Airlines Corp.              983,008
    117,100    L    Southwest Airlines Co.              1,963,767
                                                     ------------
                                                        6,817,009
                                                     ------------
                    APPAREL: 0.5%
    167,500   @,@@  Tommy Hilfiger Corp.                2,535,950
                                                     ------------
                                                        2,535,950
                                                     ------------
                    AUTO PARTS AND EQUIPMENT: 0.6%
    246,600         Delphi Corp.                        2,633,688
                                                     ------------
                                                        2,633,688
                                                     ------------
                    BANKS: 3.4%
    101,300         Bank of New York Co., Inc.          2,986,324
     66,700         Bank One Corp.                      3,401,700
        624    @@   Mitsubishi Tokyo Financial
                      Group, Inc.                       5,775,924
     82,600         State Street Corp.                  4,050,704
                                                     ------------
                                                       16,214,652
                                                     ------------
                    BIOTECHNOLOGY: 1.7%
     39,300   @,L   Amgen, Inc.                         2,144,601
    344,200   @,L   Aphton Corp.                        1,376,800
    167,200    @    Enzo Biochem, Inc.                  2,508,000
    222,600   @,L   Genelabs Technologies                 514,206
    312,800    @    XOMA Ltd.                           1,401,344
                                                     ------------
                                                        7,944,951
                                                     ------------
                    CHEMICALS: 3.0%
    109,100    L    Cabot Corp.                         4,440,370
     95,000         Crompton Corp.                        598,500
    131,300         Dow Chemical Co.                    5,343,910
    113,400         Engelhard Corp.                     3,663,954
                                                     ------------
                                                       14,046,734
                                                     ------------
                    COMMERCIAL SERVICES: 1.2%
    160,900    L    McKesson Corp.                      5,523,697
                                                     ------------
                                                        5,523,697
                                                     ------------
                    COMPUTERS: 2.0%
      9,000   @,L   Socket Communications, Inc.            25,740
    159,600    @    Sungard Data Systems, Inc.          4,149,600
    375,500   @,L   Unisys Corp.                        5,211,940
                                                     ------------
                                                        9,387,280
                                                     ------------
                    DIVERSIFIED FINANCIAL SERVICES: 4.1%
    130,900         American Express Co.                6,725,642
    126,700         JPMorgan Chase & Co.                4,912,159
     94,500    L    Merrill Lynch & Co., Inc.           5,101,110
     49,300         Morgan Stanley                      2,601,561
                                                     ------------
                                                       19,340,472
                                                     ------------
                    ELECTRIC: 0.1%
    124,100   @,L   Calpine Corp.                         536,112
                                                     ------------
                                                          536,112
                                                     ------------


  Shares                                                Value
-----------------------------------------------------------------
                    ELECTRONICS: 3.3%
    228,300    @    Agilent Technologies, Inc.       $  6,684,624
  1,372,300   @,L   Solectron Corp.                     8,878,781
                                                     ------------
                                                       15,563,405
                                                     ------------
                    ENGINEERING AND CONSTRUCTION: 1.0%
     46,100   @@,L  Chicago Bridge & Iron Co. NV        1,283,885
     37,800    L    Fluor Corp.                         1,801,926
    163,800   @,L   Shaw Group, Inc.                    1,659,294
                                                     ------------
                                                        4,745,105
                                                     ------------
                    ENTERTAINMENT: 0.5%
    198,337    @    Metro-Goldwyn-Mayer, Inc.           2,399,878
                                                     ------------
                                                        2,399,878
                                                     ------------
                    ENVIRONMENTAL CONTROL: 1.4%
    211,700         Waste Management, Inc.              6,488,605
                                                     ------------
                                                        6,488,605
                                                     ------------
                    FOOD: 1.1%
    210,400   @,L   Safeway, Inc.                       5,331,536
                                                     ------------
                                                        5,331,536
                                                     ------------
                    FOREST PRODUCTS AND PAPER: 2.8%
    188,600         Georgia-Pacific Corp.               6,974,428
     95,000         Weyerhaeuser Co.                    5,996,400
                                                     ------------
                                                       12,970,828
                                                     ------------
                    HEALTHCARE -- PRODUCTS: 1.7%
    141,900         Johnson & Johnson                   7,903,830
                                                     ------------
                                                        7,903,830
                                                     ------------
                    HOME BUILDERS: 0.3%
     92,600   @,L   Fleetwood Enterprises, Inc.         1,347,330
                                                     ------------
                                                        1,347,330
                                                     ------------
                    HOME FURNISHINGS: 0.2%
     28,100    @@   Sony Corp.                          1,058,434
                                                     ------------
                                                        1,058,434
                                                     ------------
                    INSURANCE: 9.5%
     74,100         Ambac Financial Group, Inc.         5,441,904
     89,200         American Intl. Group                6,358,175
     62,700    @    Assured Guaranty Ltd.               1,062,765
     78,200         Chubb Corp.                         5,331,676
    220,600    @    CNA Surety Corp.                    2,415,570
     54,100         Hartford Financial Services
                      Group, Inc.                       3,718,834
     92,600         Marsh & McLennan Cos., Inc.         4,202,188
     51,000         MBIA, Inc.                          2,913,120
     80,000    L    MGIC Investment Corp.               6,068,800
     26,700         PMI Group, Inc.                     1,161,984
    131,500    L    Radian Group, Inc.                  6,298,850
                                                     ------------
                                                       44,973,866
                                                     ------------
                    INTERNET: 1.0%
     28,700    L    InterActiveCorp.                      865,018
    583,000   @,L   Realnetworks, Inc.                  3,987,720
                                                     ------------
                                                        4,852,738
                                                     ------------
                    IRON/STEEL: 2.0%
    310,800    L    Allegheny Technologies, Inc.        5,609,940
    107,000    L    United States Steel Corp.           3,757,840
                                                     ------------
                                                        9,367,780
                                                     ------------
                    LEISURE TIME: 0.9%
    157,400   @,L   Sabre Holdings Corp.                4,361,554
                                                     ------------
                                                        4,361,554
                                                     ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING SALOMON BROTHERS ALL CAP PORTFOLIO           as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
-----------------------------------------------------------------
                    MACHINERY -- CONSTRUCTION AND
                      MINING: 1.0%
     57,100         Caterpillar, Inc.                $  4,536,024
                                                     ------------
                                                        4,536,024
                                                     ------------
                    MACHINERY -- DIVERSIFIED: 0.5%
     32,800         Deere & Co.                         2,300,592
                                                     ------------
                                                        2,300,592
                                                     ------------
                    MEDIA: 7.4%
    249,500   @,L   Comcast Corp.                       6,888,695
    570,500   @,L   Liberty Media Corp.                 5,128,795
     28,525    @    Liberty Media Intl., Inc.           1,058,278
    123,100         News Corp. Ltd.                     4,360,202
    403,800   @,L   Time Warner, Inc.                   7,098,804
    120,100    L    Viacom, Inc.                        4,289,972
    231,200         Walt Disney Co.                     5,893,288
                                                     ------------
                                                       34,718,034
                                                     ------------
                    MINING: 3.2%
    190,900         Alcoa, Inc.                         6,305,427
     53,000    @    Brush Engineered Materials,
                      Inc.                              1,001,700
    148,500    L    Newmont Mining Corp.                5,755,860
    120,200   @,L   RTI Intl. Metals, Inc.              1,917,190
     33,200         WGI Heavy Minerals, Inc.              203,184
                                                     ------------
                                                       15,183,361
                                                     ------------
                    MISCELLANEOUS MANUFACTURING: 0.8%
    100,000         Honeywell Intl., Inc.               3,663,000
                                                     ------------
                                                        3,663,000
                                                     ------------
                    OFFICE/BUSINESS EQUIPMENT: 0.9%
    375,000    L    IKON Office Solutions, Inc.         4,301,250
                                                     ------------
                                                        4,301,250
                                                     ------------
                    OIL AND GAS: 3.9%
     83,900         Anadarko Petroleum Corp.            4,916,540
     68,100         ChevronTexaco Corp.                 6,408,891
     89,100         Globalsantafe Corp.                 2,361,150
     65,900         Murphy Oil Corp.                    4,856,830
                                                     ------------
                                                       18,543,411
                                                     ------------
                    OIL AND GAS SERVICES: 1.7%
    171,500    L    Halliburton Co.                     5,189,590
     47,200         Schlumberger Ltd.                   2,997,672
                                                     ------------
                                                        8,187,262
                                                     ------------
                    PHARMACEUTICALS: 8.5%
    170,700         Abbott Laboratories                 6,957,732
    129,300   @@,L  GlaxoSmithKline PLC                 5,360,778
    159,300         Merck & Co., Inc.                   7,566,750
    157,200         Novartis AG                         6,995,400
    238,400         Pfizer, Inc.                        8,172,352
    138,800         Wyeth                               5,019,008
                                                     ------------
                                                       40,072,020
                                                     ------------
                    PIPELINES: 1.6%
    645,000    L    Williams Cos., Inc.                 7,675,500
                                                     ------------
                                                        7,675,500
                                                     ------------
                    RETAIL: 2.6%
    183,400   @,L   Costco Wholesale Corp.              7,532,238
    140,600         Home Depot, Inc.                    4,949,120
                                                     ------------
                                                       12,481,358
                                                     ------------


  Shares                                                Value
-----------------------------------------------------------------
                    SEMICONDUCTORS: 3.6%
    209,300         Intel Corp.                      $  5,776,680
    153,300   @,L   Lattice Semiconductor Corp.         1,074,633
    662,957    L    Taiwan Semiconductor
                      Manufacturing Co. Ltd.            5,509,173
    189,600         Texas Instruments, Inc.             4,584,528
                                                     ------------
                                                       16,945,014
                                                     ------------
                    SOFTWARE: 2.2%
    30,900.    @    Actuate Corp                          122,055
    504,000   @,L   Micromuse, Inc.                     3,371,760
    245,900         Microsoft Corp.                     7,022,904
                                                     ------------
                                                       10,516,719
                                                     ------------
                    TELECOMMUNICATIONS: 9.1%
    530,900   @,L   3Com Corp.                          3,318,125
  2,090,000   @,L   Lucent Technologies, Inc.           7,900,200
    505,900    L    Motorola, Inc.                      9,232,675
    208,200    L    Nippon Telegraph & Telephone
                      Corp.                             5,588,088
    402,700    @@   Nokia OYJ ADR                       5,855,258
    218,800         SBC Communications, Inc.            5,305,900
    263,200   @@,L  Vodafone Group PLC                  5,816,720
                                                     ------------
                                                       43,016,966
                                                     ------------
                    TOYS/GAMES/HOBBIES: 1.1%
    269,900         Hasbro, Inc.                        5,128,100
                                                     ------------
                                                        5,128,100
                                                     ------------
                    Total Common Stock (Cost
                      $388,816,238)                   445,527,686
                                                     ------------
                              PREFERRED STOCK: 1.4%
                    MEDIA: 1.4%
    198,900    L    News Corp. Ltd.                     6,539,832
                                                     ------------
                    Total Preferred Stock (Cost
                      $5,673,690)                       6,539,832
                                                     ------------
                    Total Long-Term Investments
                      (Cost $394,489,928)             452,067,518
                                                     ------------
 Principal
  Amount                                                Value
-----------------------------------------------------------------
SHORT-TERM INVESTEMENTS: 26.8%
                    FEDERAL HOME LOAN BANK: 4.1%
$19,407,000         1.200%, due 07/01/04             $ 19,406,353
                                                     ------------
                    Total Federal Home Loan Bank
                      Obligations (Cost
                      $19,407,000)                     19,406,353
                                                     ------------
                    SECURITY LENDING COLLATERAL(CC): 22.7%
  1,000,089         American Express Master Trust,
                      1.289%, due 06/15/05              1,000,089
  1,000,000         Bank One Issuance Trust,
                      1.289%, due 02/15/06              1,000,000
  1,000,000         Capital Auto Rec Asset Trust,
                      1.279%, due 04/17/06              1,000,000
  1,000,090         Capital One Master Trust,
                      1.319%, due 04/15/05              1,000,090
    999,922         Chase Credit Card Master Trust,
                      1.289%, due 06/15/05                999,922
    400,000         Citibank CC Issuance Trust,
                      1.560%, due 09/15/05                400,000
  1,000,083         Daimler Chrysler Master Owner
                      Trust, 1.299%, due 05/16/05       1,000,083
  1,000,938         Discover Card Master Trust,
                      1.419%, due 03/15/05              1,000,938
    500,000         Distrubution Financial Service
                      Floorplan Master Trust,
                      1.339%, due 04/17/06                500,000

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING SALOMON BROTHERS ALL CAP PORTFOLIO           as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                Value
-----------------------------------------------------------------
                    SECURITY LENDING COLLATERAL(CC) (CONTINUED)
$   999,879         Fleet Commerical Line Master
                      Trust, 1.520%, due 08/16/05    $    999,879
  2,075,000         Goldman Sachs Promissory Note,
                      1.700%, due 10/01/04              2,075,000
    500,000         MBNA CC Master Note Trust,
                      1.299%, due 11/15/05                500,000
  1,000,000    @@   Mound Financing PLC, 1.320%,
                      due 02/08/06                      1,000,000
 94,800,989         The Bank of New York
                      Institutional Cash Reserves
                      Fund, 1.254%, due 07/01/04       94,800,989
                                                     ------------
                    Total Securities Lending
                      Collateral
                      (Cost $107,276,990)             107,276,990
                                                     ------------
                    Total Short-Term Investments
                      (Cost $126,683,990)             126,683,343
                                                     ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $521,173,918)*          122.5%   $ 578,750,861
            OTHER ASSETS AND
              LIABILITIES-NET               (22.5)    (106,219,518)
                                            -----    -------------
            NET ASSETS                      100.0%   $ 472,531,343
                                            =====    =============

 @     Non-income producing security
 @@    Foreign issuer
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004
 cc    Security purchased with cash collateral for securities
       loaned.
 *     Cost for federal income tax purposes is $521,280,355.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $64,518,677
      Gross Unrealized Depreciation                  (7,048,171)
                                                    -----------
      Net Unrealized Appreciation                   $57,470,506
                                                    ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING SALOMON BROTHERS INVESTORS PORTFOLIO         as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


  Shares                                               Value
----------------------------------------------------------------
COMMON STOCK: 89.5%
                    AEROSPACE/DEFENSE: 3.5%
     43,800         Boeing Co.                      $  2,237,742
     41,200         Lockheed Martin Corp.              2,145,696
     14,500         United Technologies Corp.          1,326,460
                                                    ------------
                                                       5,709,898
                                                    ------------
                    AGRICULTURE: 2.3%
     75,400         Altria Group, Inc.                 3,773,770
                                                    ------------
                                                       3,773,770
                                                    ------------
                    BANKS: 6.6%
     48,708         Bank of America Corp.              4,121,671
     50,000         Bank of New York Co., Inc.         1,474,000
     66,100         US Bancorp                         1,821,716
     44,500         Wachovia Corp.                     1,980,250
     25,400         Wells Fargo & Co.                  1,453,642
                                                    ------------
                                                      10,851,279
                                                    ------------
                    CHEMICALS: 0.5%
     21,800         Dow Chemical Co.                     887,260
                                                    ------------
                                                         887,260
                                                    ------------
                    COMPUTERS: 3.2%
    121,800         Hewlett-Packard Co.                2,569,980
     13,600         International Business
                      Machines Corp.                   1,198,840
    354,600    @    Sun Microsystems, Inc.             1,538,964
                                                    ------------
                                                       5,307,784
                                                    ------------
                    COSMETICS/PERSONAL CARE: 1.5%
     38,300         Kimberly-Clark Corp.               2,523,204
                                                    ------------
                                                       2,523,204
                                                    ------------
                    DIVERSIFIED FINANCIAL SERVICES: 8.2%
     38,200         American Express Co.               1,962,716
     23,500         Capital One Financial Corp.        1,606,930
     17,200         Goldman Sachs Group, Inc.          1,619,552
     40,900         JPMorgan Chase & Co.               1,585,693
     69,200         MBNA Corp.                         1,784,668
     38,100         Merrill Lynch & Co., Inc.          2,056,638
     29,300         Morgan Stanley                     1,546,161
     55,600         Waddell & Reed Financial, Inc.     1,229,316
                                                    ------------
                                                      13,391,674
                                                    ------------
                    ELECTRIC: 3.7%
     27,600         Ameren Corp.                       1,185,696
     48,400         FirstEnergy Corp.                  1,810,644
     87,700         NiSource, Inc.                     1,808,374
     42,600    @    PG&E Corp.                         1,190,244
                                                    ------------
                                                       5,994,958
                                                    ------------
                    ELECTRONICS: 2.1%
     65,800         Celestica Inc.                     1,312,710
    321,200    @    Solectron Corp.                    2,078,164
                                                    ------------
                                                       3,390,874
                                                    ------------
                    ENVIRONMENTAL CONTROL: 0.8%
     41,800         Waste Management, Inc.             1,281,170
                                                    ------------
                                                       1,281,170
                                                    ------------
                    FOOD: 3.3%
    167,900    @    Kroger Co.                         3,055,780
     93,700    @    Safeway, Inc.                      2,374,358
                                                    ------------
                                                       5,430,138
                                                    ------------
                    FOREST PRODUCTS AND PAPER: 1.3%
     47,200         International Paper Co.            2,109,840
                                                    ------------
                                                       2,109,840
                                                    ------------


  Shares                                               Value
----------------------------------------------------------------
                    HEALTHCARE -- PRODUCTS: 0.9%
     26,300         Johnson & Johnson               $  1,464,910
                                                    ------------
                                                       1,464,910
                                                    ------------
                    HEALTHCARE -- SERVICES: 1.2%
     46,800         HCA, Inc.                          1,946,412
                                                    ------------
                                                       1,946,412
                                                    ------------
                    HOUSEHOLD PRODUCTS/WARES: 1.0%
     25,100         Avery Dennison Corp.               1,606,651
                                                    ------------
                                                       1,606,651
                                                    ------------
                    HOUSEWARES: 0.9%
     63,600         Newell Rubbermaid, Inc.            1,494,600
                                                    ------------
                                                       1,494,600
                                                    ------------
                    INSURANCE: 4.3%
     40,800         American Intl. Group, Inc.         2,908,224
     26,600         Loews Corp.                        1,594,936
     33,300         St. Paul Cos.                      1,349,982
     15,000    @@   XL Capital Ltd.                    1,131,900
                                                    ------------
                                                       6,985,042
                                                    ------------
                    MEDIA: 5.1%
     38,500    @    Comcast Corp.                      1,062,985
     35,617         Comcast Corp.                        998,345
    192,400         Liberty Media Corp.                1,729,676
      9,620    @    Liberty Media Intl., Inc.            356,902
    118,700    @    Time Warner, Inc.                  2,086,746
     56,500         Viacom, Inc.                       2,018,180
                                                    ------------
                                                       8,252,834
                                                    ------------
                    MINING: 1.4%
     69,800         Alcoa, Inc.                        2,305,494
                                                    ------------
                                                       2,305,494
                                                    ------------
                    MISCELLANEOUS MANUFACTURING: 1.5%
     68,300         Honeywell Intl., Inc.              2,501,829
                                                    ------------
                                                       2,501,829
                                                    ------------
                    OIL AND GAS: 9.1%
     50,900    @@   BP PLC ADR                         2,726,713
     30,200         ChevronTexaco Corp.                2,842,122
     65,200         Ensco Intl., Inc.                  1,897,320
     38,300         Globalsantafe Corp.                1,014,950
     25,700   @,@@  Nabors Industries Ltd.             1,162,154
     39,500    @@   Royal Dutch Petroleum Co. ADR      2,040,965
     32,300    @@   Total SA                           3,103,384
                                                    ------------
                                                      14,787,608
                                                    ------------
                    PHARMACEUTICALS: 7.0%
     45,500    @@   GlaxoSmithKline PLC                1,886,430
     42,300         Merck & Co., Inc.                  2,009,250
    110,500         Pfizer, Inc.                       3,787,940
     85,200         Schering-Plough Corp.              1,574,496
     60,600         Wyeth                              2,191,296
                                                    ------------
                                                      11,449,412
                                                    ------------
                    PIPELINES: 0.8%
    172,400         El Paso Corp.                      1,358,512
                                                    ------------
                                                       1,358,512
                                                    ------------
                    REITS: 2.0%
     61,500         Equity Office Properties Trust     1,672,800
     52,700         Equity Residential                 1,566,771
                                                    ------------
                                                       3,239,571
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING SALOMON BROTHERS INVESTORS PORTFOLIO         as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------


  Shares                                               Value
----------------------------------------------------------------
                    RETAIL: 2.7%
     90,700         McDonald's Corp.                $  2,358,200
     46,900         Target Corp.                       1,991,843
                                                    ------------
                                                       4,350,043
                                                    ------------
                    SAVINGS AND LOANS: 0.8%
     32,900         Washington Mutual, Inc.            1,271,256
                                                    ------------
                                                       1,271,256
                                                    ------------
                    SOFTWARE: 2.1%
    100,400         Microsoft Corp.                    2,867,424
     70,200    @    Novell, Inc.                         588,978
                                                    ------------
                                                       3,456,402
                                                    ------------
                    TELECOMMUNICATIONS: 10.8%
     82,400         3Com Corp.                           515,000
     67,300         AT&T Corp.                           984,599
    166,900         AT&T Wireless Services, Inc.       2,390,008
     52,200         Comverse Technology, Inc.          1,040,868
    218,000    @    Lucent Technologies, Inc.            824,040
     79,100    @    MCI Inc                            1,119,265
     32,900    @    Nextel Communications, Inc.          877,114
    144,800    @@   Nokia OYJ ADR                      2,105,392
    634,700    @    Nortel Networks Corp.              3,167,152
     87,800         SBC Communications, Inc.           2,129,150
     68,700         Verizon Communications, Inc.       2,486,253
                                                    ------------
                                                      17,638,841
                                                    ------------
                    TOYS/GAMES/HOBBIES: 0.9%
     79,300         Mattel, Inc.                       1,447,225
                                                    ------------
                                                       1,447,225
                                                    ------------
                    Total Common Stock (Cost
                      $132,194,694)                  146,208,491
                                                    ------------
PREFERRED STOCK: 1.3%
                    MEDIA: 1.3%
     64,100         News Corp. Ltd.                    2,107,608
                                                    ------------
                    Total Preferred Stock (Cost
                      $1,645,466)                      2,107,608
                                                    ------------
                    Total Long-Term Investments
                      (Cost $133,840,160)            148,316,099
                                                    ------------
 Principal
  Amount                                               Value
----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 32.0%
                    REPURCHASE AGREEMENT: 8.7%
$14,253,000         Merrill Lynch Repurchase
                      Agreement dated 06/30/04,
                      1.100%, due 7/1/04
                      $14,253,436 to be received
                      upon repurchase
                      (Collateralized by
                      $10,265,000 U.S.
                      Treasury,8.875%, Market
                      Value plus accrued interest
                      $14,253,436, due 2/15/19)     $ 14,253,000
                                                    ------------
                    Total Repurchase Agreement
                      (Cost $14,253,000)              14,253,000
                                                    ------------
                    SECURITY LENDING COLLATERAL(CC): 23.3%
 38,050,602         The Bank of New York
                      Institutional Cash Reserves
                      Fund, 1.254%, due 07/01/04      38,050,602
                    Total Security Lending
                      Collateral
                      (Cost $38,050,602)              38,050,602
                                                    ------------
                    Total Short-Term Investments
                      (Cost $52,303,602)              52,303,602
                                                    ------------

             TOTAL INVESTMENTS IN
               SECURITIES (COST
               $186,143,762)*               122.8%   $200,619,701
             OTHER ASSETS AND
               LIABILITIES-NET              (22.8)    (37,183,618)
                                            -----    ------------
             NET ASSETS                     100.0%   $163,436,083
                                            =====    ============

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is $186,578,663.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $18,831,052
      Gross Unrealized Depreciation                  (4,790,014)
                                                    -----------
      Net Unrealized Appreciation                   $14,041,038
                                                    ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STOCK INDEX PORTFOLIO                        as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                               Value
----------------------------------------------------------------
COMMON STOCK: 95.1%
                    ADVERTISING: 0.2%
     13,800    @    Interpublic Group of Cos.,
                      Inc.                          $    189,474
      6,201         Omnicom Group                        470,594
                                                    ------------
                                                         660,068
                                                    ------------
                    AEROSPACE/DEFENSE: 1.6%
     27,787         Boeing Co.                         1,419,637
      6,543         General Dynamics Corp.               649,720
      3,844         Goodrich Corp.                       124,277
     14,832         Lockheed Martin Corp.                772,451
     11,875         Northrop Grumman Corp.               637,688
     14,762         Raytheon Co.                         528,037
      5,798         Rockwell Collins, Inc.               193,189
     16,973         United Technologies Corp.          1,552,689
                                                    ------------
                                                       5,877,688
                                                    ------------
                    AGRICULTURE: 1.1%
     67,607         Altria Group, Inc.                 3,383,731
      8,732         Monsanto Co.                         336,182
      2,831         RJ Reynolds Tobacco
                      Holdings, Inc.                     191,347
      5,491         UST, Inc.                            197,676
                                                    ------------
                                                       4,108,936
                                                    ------------
                    AIRLINES: 0.1%
      4,163         Delta Air Lines, Inc.                 29,641
     26,067         Southwest Airlines Co.               437,143
                                                    ------------
                                                         466,784
                                                    ------------
                    APPAREL: 0.3%
      4,136         Jones Apparel Group, Inc.            163,289
      3,613         Liz Claiborne, Inc.                  129,996
      8,675         Nike, Inc.                           657,131
      2,061         Reebok Intl. Ltd.                     74,155
      3,576         VF Corp.                             174,151
                                                    ------------
                                                       1,198,722
                                                    ------------
                    AUTO MANUFACTURERS: 0.6%
     60,348         Ford Motor Co.                       944,446
     18,611         General Motors Corp.                 867,086
      2,400         Navistar Intl. Corp.                  93,024
      5,732         Paccar, Inc.                         332,399
                                                    ------------
                                                       2,236,955
                                                    ------------
                    AUTO PARTS AND EQUIPMENT: 0.2%
      2,549         Cooper Tire & Rubber Co.              58,627
      5,124         Dana Corp.                           100,430
     18,466         Delphi Corp.                         197,217
      5,862         Goodyear Tire & Rubber Co.            53,286
      6,232         Johnson Controls, Inc.               332,664
      4,327         Visteon Corp.                         50,496
                                                    ------------
                                                         792,720
                                                    ------------
                    BANKS: 6.5%
     11,610         Amsouth Bancorp                      295,707
     67,202         Bank of America Corp.              5,686,634
     25,629         Bank of New York Co., Inc.           755,543
     36,971         Bank One Corp.                     1,885,521
     18,478         BB&T Corp.                           683,132
      7,394         Charter One Financial, Inc.          326,741
      5,659         Comerica, Inc.                       310,566
     18,554         Fifth Third Bancorp                  997,834
      4,064         First Horizon National Corp          184,790
      7,587         Huntington Bancshares, Inc.          173,742
     13,517         Keycorp                              404,023
      3,876         M & T Bank Corp.                     338,375
      7,341         Marshall & Ilsley Corp.              286,960
     14,000         Mellon Financial Corp.               410,620
     20,447         National City Corp.                  715,849
      5,727         North Fork
                      Bancorporation, Inc.               217,912
      7,278         Northern Trust Corp.                 307,714

  Shares                                               Value
----------------------------------------------------------------
      9,293         PNC Financial Services
                      Group, Inc.                   $    493,272
      7,248         Regions Financial Corp.              264,914
     10,839         SouthTrust Corp.                     420,662
     11,049         State Street Corp.                   541,843
      9,310         SunTrust Banks, Inc.                 605,057
     10,076         Synovus Financial Corp.              255,124
      6,231         Union Planters Corp.                 185,746
     62,388         US Bancorp                         1,719,413
     43,304         Wachovia Corp.                     1,927,028
     55,626         Wells Fargo & Co.                  3,183,477
      2,978         Zions Bancorporation                 182,998
                                                    ------------
                                                      23,761,197
                                                    ------------
                    BEVERAGES: 2.6%
     26,460         Anheuser-Busch Cos., Inc.          1,428,840
      3,975         Brown-Forman Corp.                   191,873
     80,252         Coca-Cola Co.                      4,051,121
     15,452         Coca-Cola Enterprises, Inc.          447,953
      1,243         Coors (Adolph)                        89,919
      8,457         Pepsi Bottling Group, Inc.           258,277
     56,294         PepsiCo, Inc.                      3,033,121
                                                    ------------
                                                       9,501,104
                                                    ------------
                    BIOTECHNOLOGY: 1.1%
     41,939    @    Amgen, Inc.                        2,288,611
     11,170    @    Biogen IDEC, Inc.                    706,503
      6,195    @    Chiron Corp.                         276,545
      7,486    @    Genzyme Corp.                        354,312
      8,151         Medimmune, Inc.                      190,733
      1,649    @    Millipore Corp.                       92,954
                                                    ------------
                                                       3,909,658
                                                    ------------
                    BUILDING MATERIALS: 0.2%
      7,097    @    American Standard Cos., Inc.         286,080
     14,474         Masco Corp.                          451,299
      3,510         Vulcan Materials Co.                 166,901
                                                    ------------
                                                         904,280
                                                    ------------
                    CHEMICALS: 1.5%
      7,515         Air Products & Chemicals, Inc.       394,162
      2,319         Ashland, Inc.                        122,466
     30,883         Dow Chemical Co.                   1,256,938
     32,988         Du Pont EI de Nemours & Co.        1,465,327
      2,663         Eastman Chemical Co.                 123,110
      8,435         Ecolab, Inc.                         267,390
      4,073         Engelhard Corp.                      131,599
      1,696         Great Lakes Chemical Corp.            45,894
      3,676    @    Hercules, Inc.                        44,810
      3,243         International Flavors &
                      Fragrances, Inc.                   121,288
      5,699         PPG Industries, Inc.                 356,131
     10,673         Praxair, Inc.                        425,959
      7,405         Rohm & Haas Co.                      307,900
      4,726         Sherwin-Williams Co.                 196,365
      2,277         Sigma-Aldrich Corp.                  135,732
                                                    ------------
                                                       5,395,071
                                                    ------------
                    COMMERCIAL SERVICES: 0.9%
      5,771    @    Apollo Group, Inc.                   509,522
     33,657         Cendant Corp.                        823,923
      4,927    @    Convergys Corp.                       75,876
      1,668         Deluxe Corp.                          72,558
      4,711         Equifax, Inc.                        116,597
      5,719         H&R Block, Inc.                      272,682
      9,666         McKesson Corp.                       331,834
      4,947         Moody's Corp.                        319,873
     12,485         Paychex, Inc.                        422,992
      5,699         Robert Half Intl., Inc.              169,659
      7,167         RR Donnelley & Sons Co.              236,654
                                                    ------------
                                                       3,352,170
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STOCK INDEX PORTFOLIO            as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

  Shares                                               Value
----------------------------------------------------------------
                    COMPUTERS: 3.8%
      4,477         Affiliated Computer
                      Services, Inc.                $    237,012
     12,557    @    Apple Computer, Inc.                 408,605
      6,149    @    Computer Sciences Corp.              285,498
     83,131    @    Dell, Inc.                         2,977,752
     15,950         Electronic Data Systems Corp.        305,443
     80,502         EMC Corp.                            917,723
     12,449    @    Gateway Inc                           56,021
    100,444         Hewlett-Packard Co.                2,119,368
     55,540         International Business
                      Machines Corp.                   4,895,852
      4,266    @    Lexmark Intl., Inc.                  411,797
      3,253    @    NCR Corp.                            161,316
     11,446    @    Network Appliance, Inc.              246,432
    109,519    @    Sun Microsystems, Inc.               475,312
      9,572    @    Sungard Data Systems, Inc.           248,872
     10,959    @    Unisys Corp.                         152,111
                                                    ------------
                                                      13,899,114
                                                    ------------
                    COSMETICS/PERSONAL CARE: 2.4%
      3,111         Alberto-Culver Co.                   155,986
     15,523         Avon Products, Inc.                  716,231
     17,495         Colgate-Palmolive Co.              1,022,583
     33,104         Gillette Co.                       1,403,609
     16,537         Kimberly-Clark Corp.               1,089,458
     84,695         Procter & Gamble Co.               4,610,795
                                                    ------------
                                                       8,998,662
                                                    ------------
                    DISTRIBUTION/WHOLESALE: 0.1%
      5,697         Genuine Parts Co.                    226,056
      3,025         WW Grainger, Inc.                    173,938
                                                    ------------
                                                         399,994
                                                    ------------
                    DIVERSIFIED FINANCIAL SERVICES: 7.3%
     42,144         American Express Co.               2,165,359
      3,407         Bear Stearns Cos, Inc.               287,244
      7,935         Capital One Financial Corp.          542,595
     45,018         Charles Schwab Corp.                 432,623
    170,386         Citigroup, Inc.                    7,922,949
      9,203         Countrywide Financial Corp.          646,511
     12,217    @    E*Trade Financial Corp.              136,220
     31,922         Fannie Mae                         2,277,954
      3,614         Federated Investors, Inc.            109,649
      8,194         Franklin Resources, Inc.             410,356
     22,671         Freddie Mac                        1,435,074
     15,893         Goldman Sachs Group, Inc.          1,496,485
      8,002         Janus Capital Group, Inc.            131,953
     68,575         JPMorgan Chase & Co.               2,658,653
      9,121         Lehman Brothers Holdings, Inc.       686,355
     42,128         MBNA Corp.                         1,086,481
     31,649         Merrill Lynch & Co., Inc.          1,708,413
     36,191         Morgan Stanley                     1,909,799
      9,734    @    Providian Financial Corp.            142,798
     14,503         SLM Corp.                            586,646
      4,155         T Rowe Price Group, Inc.             209,412
                                                    ------------
                                                      26,983,529
                                                    ------------
                    ELECTRIC: 2.4%
     20,993    @    AES Corp.                            208,460
      4,366         Allegheny Energy, Inc.                67,280
      5,979         Ameren Corp.                         256,858
     13,003         American Electric Power
                      Co., Inc.                          416,096
     14,302    @    Calpine Corp.                         61,785
     10,561         Centerpoint Energy, Inc.             121,452
      5,883         Cinergy Corp.                        223,554
      5,467    @    CMS Energy Corp.                      49,914
      7,970         Consolidated Edison, Inc.            316,887
      5,592         Constellation Energy
                      Group, Inc.                        211,937
     10,725         Dominion Resources, Inc.             676,533
      5,759         DTE Energy Co.                       233,470
     30,148         Duke Energy Corp.                    611,703
     10,702         Edison Intl.                         273,650

  Shares                                               Value
----------------------------------------------------------------
      7,616         Entergy Corp.                   $    426,572
     21,823         Exelon Corp.                         726,487
     10,841         FirstEnergy Corp.                    405,562
      6,053         FPL Group, Inc.                      387,089
      8,656         NiSource, Inc.                       178,487
     13,808    @    PG&E Corp.                           385,796
      3,141         Pinnacle West Capital Corp.          126,865
      5,814         PPL Corp.                            266,863
      8,076         Progress Energy, Inc.                355,748
      7,835         Public Service Enterprise
                      Group, Inc.                        313,635
     24,251         Southern Co.                         706,916
      6,476         TECO Energy, Inc.                     77,647
     10,634         TXU Corp.                            430,783
     13,127         Xcel Energy, Inc.                    219,352
                                                    ------------
                                                       8,737,381
                                                    ------------
                    ELECTRICAL COMPONENTS AND EQUIPMENT: 0.3%
      6,581         American Power Conversion            129,317
     13,904         Emerson Electric Co.                 883,598
      6,220         Molex, Inc.                          199,538
      2,798         Power-One, Inc.                       30,722
                                                    ------------
                                                       1,243,175
                                                    ------------
                    ELECTRONICS: 0.6%
     15,847    @    Agilent Technologies, Inc.           463,999
      6,643         Applera Corp. -- Applied
                      Biosystems Group                   144,485
      6,600         Jabil Circuit, Inc.                  166,188
      3,910         Parker Hannifin Corp.                232,488
      4,269         Perkinelmer, Inc.                     85,551
     17,109    @    Sanmina-SCI Corp.                    155,692
     31,637    @    Solectron Corp.                      204,691
      8,059         Symbol Technologies, Inc.            118,790
      2,829         Tektronix, Inc.                       96,243
      5,498    @    Thermo Electron Corp                 169,009
      1,964    @    Thomas & Betts Corp.                  53,480
      3,911         Waters Corp.                         186,868
                                                    ------------
                                                       2,077,484
                                                    ------------
                    ENGINEERING AND CONSTRUCTION: 0.0%
      2,854         Fluor Corp.                          136,050
                                                    ------------
                                                         136,050
                                                    ------------
                    ENTERTAINMENT: 0.1%
     11,495         International Game Technology        443,707
                                                    ------------
                                                         443,707
                                                    ------------
                    ENVIRONMENTAL CONTROL: 0.2%
     10,412    @    Allied Waste Industries, Inc.        137,230
     19,156         Waste Management, Inc.               587,132
                                                    ------------
                                                         724,362
                                                    ------------
                    FOOD: 1.8%
     12,145         Albertson's, Inc.                    322,328
     21,445         Archer-Daniels-Midland Co.           359,847
     13,530         Campbell Soup Co.                    363,686
     17,376         Conagra Foods, Inc.                  470,542
     12,492         General Mills, Inc.                  593,746
      8,519         Hershey Foods Corp.                  394,174
     11,606         HJ Heinz Co.                         454,955
     13,520         Kellogg Co.                          565,812
     24,432    @    Kroger Co.                           444,662
      4,528         McCormick & Co., Inc.                153,952
     14,741    @    Safeway, Inc.                        373,537
     26,074         Sara Lee Corp.                       599,442
      4,435         Supervalu, Inc.                      135,755
     21,089         Sysco Corp.                          756,463
      4,752         Winn-Dixie Stores, Inc.               34,214
      7,423         WM Wrigley Jr Co.                    468,020
                                                    ------------
                                                       6,491,135
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STOCK INDEX PORTFOLIO            as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

  Shares                                               Value
----------------------------------------------------------------
                    FOREST PRODUCTS AND PAPER: 0.6%
      3,014         Boise Cascade Corp.             $    113,447
      8,364         Georgia-Pacific Corp.                309,301
     15,987         International Paper Co.              714,618
      3,738    @    Louisiana-Pacific Corp.               88,404
      6,628         MeadWestvaco Corp.                   194,797
      6,000         Plum Creek Timber Co., Inc.          195,480
      1,803         Temple-Inland, Inc.                  124,858
      7,985         Weyerhaeuser Co.                     504,013
                                                    ------------
                                                       2,244,918
                                                    ------------
                    GAS: 0.2%
      5,305         KeySpan Corp.                        194,694
      1,473         Nicor, Inc.                           50,038
      1,255         Peoples Energy Corp.                  52,898
      7,597         Sempra Energy                        261,564
                                                    ------------
                                                         559,194
                                                    ------------
                    HAND/MACHINE TOOLS: 0.1%
      2,622         Black & Decker Corp.                 162,905
      1,999         Snap-On, Inc.                         67,066
      2,807         Stanley Works                        127,943
                                                    ------------
                                                         357,914
                                                    ------------
                    HEALTHCARE -- PRODUCTS: 3.5%
      1,720         Bausch & Lomb, Inc.                  111,920
     20,171         Baxter Intl., Inc.                   696,101
      8,307         Becton Dickinson & Co.               430,303
      8,348         Biomet, Inc.                         370,985
     27,496    @    Boston Scientific Corp.            1,176,829
      3,486         CR Bard, Inc.                        197,482
     10,382         Guidant Corp.                        580,146
     97,865         Johnson & Johnson                  5,451,081
     39,978         Medtronic, Inc.                    1,947,728
      5,753         St. Jude Medical, Inc.               435,214
     13,158         Stryker Corp.                        723,690
      8,088    @    Zimmer Holdings, Inc.                713,362
                                                    ------------
                                                      12,834,841
                                                    ------------
                    HEALTHCARE -- SERVICES: 1.1%
      5,041         Aetna, Inc.                          428,485
      4,566    @    Anthem, Inc.                         408,931
     16,006         HCA, Inc.                            665,690
      7,957         Health Management Associates,
                      Inc.                               178,396
      5,398    @    Humana, Inc.                          91,226
      2,972         Manor Care, Inc.                      97,125
      3,358         Quest Diagnostics                    285,262
     15,303    @    Tenet Healthcare Corp.               205,213
     20,282         UnitedHealth Group, Inc.           1,262,554
      5,151    @    WellPoint Health Networks            576,964
                                                    ------------
                                                       4,199,846
                                                    ------------
                    HOME BUILDERS: 0.1%
      4,042         Centex Corp.                         184,922
      1,506         KB Home                              103,357
      4,157         Pulte Homes, Inc.                    216,288
                                                    ------------
                                                         504,567
                                                    ------------
                    HOME FURNISHINGS: 0.1%
      6,301         Leggett & Platt, Inc.                168,300
      2,714         Maytag Corp.                          66,520
      2,272         Whirlpool Corp.                      155,859
                                                    ------------
                                                         390,679
                                                    ------------
                    HOUSEHOLD PRODUCTS/WARES: 0.3%
      3,598         Avery Dennison Corp.                 230,308
      6,992         Clorox Co.                           376,030
      4,828         Fortune Brands, Inc.                 364,176
                                                    ------------
                                                         970,514
                                                    ------------

  Shares                                               Value
----------------------------------------------------------------
                    HOUSEWARES: 0.1%
      9,048         Newell Rubbermaid, Inc.         $    212,628
                                                    ------------
                                                         212,628
                                                    ------------
                    INSURANCE: 4.6%
      9,331    @@   ACE Ltd.                             394,515
     16,791         Aflac, Inc.                          685,241
     23,158         Allstate Corp.                     1,078,005
      3,526         Ambac Financial Group, Inc.          258,949
     85,976         American Intl. Group, Inc.         6,128,370
     10,332         AON Corp.                            294,152
      6,221         Chubb Corp.                          424,148
      4,661         Cigna Corp.                          320,723
      5,585         Cincinnati Financial Corp.           243,059
      9,639         Hartford Financial Services
                      Group, Inc.                        662,585
      4,608         Jefferson-Pilot Corp.                234,086
      5,830         Lincoln National Corp.               275,468
      6,077         Loews Corp.                          364,377
     17,198         Marsh & McLennan Cos., Inc.          780,445
      4,764         MBIA, Inc.                           272,120
     24,891         Metlife, Inc.                        892,342
      3,297         MGIC Investment Corp.                250,110
     10,476         Principal Financial Group            364,355
      7,174         Progressive Corp.                    611,942
     17,298         Prudential Financial, Inc.           803,838
      4,589         Safeco Corp.                         201,916
     21,933         St. Paul Cos                         889,164
      3,629         Torchmark Corp.                      195,240
      9,787         Unumprovident Corp.                  155,613
      4,549    @@   XL Capital Ltd.                      343,268
                                                    ------------
                                                      17,124,031
                                                    ------------
                    INTERNET: 1.1%
     21,691    @    eBay, Inc.                         1,994,488
      3,825    @    Monster Worldwide, Inc.               98,379
     10,321    @    Symantec Corp.                       451,853
     44,388    @    Yahoo!, Inc.                       1,612,616
                                                    ------------
                                                       4,157,336
                                                    ------------
                    IRON/STEEL: 0.1%
      2,717         Allegheny Technologies, Inc.          49,042
      2,613         Nucor Corp.                          200,573
      3,696         United States Steel Corp.            129,804
                                                    ------------
                                                         379,419
                                                    ------------
                    LEISURE TIME: 0.5%
      3,255         Brunswick Corp.                      132,804
     20,850         Carnival Corp.                       979,949
      9,755         Harley-Davidson, Inc.                604,225
      4,581         Sabre Holdings Corp.                 126,940
                                                    ------------
                                                       1,843,918
                                                    ------------
                    LODGING: 0.3%
      3,677         Harrah's Entertainment, Inc.         198,926
     12,677         Hilton Hotels Corp.                  236,553
      7,481         Marriott Intl., Inc.                 373,152
      6,814         Starwood Hotels & Resorts
                      Worldwide, Inc.                    305,608
                                                    ------------
                                                       1,114,239
                                                    ------------
                    MACHINERY -- CONSTRUCTION AND MINING: 0.2%
     11,260         Caterpillar, Inc.                    894,494
                                                    ------------
                                                         894,494
                                                    ------------
                    MACHINERY -- DIVERSIFIED: 0.2%
      1,441         Cummins, Inc.                         90,063
      8,154         Deere & Co.                          571,921
      6,092         Rockwell Automation, Inc.            228,511
                                                    ------------
                                                         890,495
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STOCK INDEX PORTFOLIO            as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

  Shares                                               Value
----------------------------------------------------------------
                    MEDIA: 3.2%
     20,222         Clear Channel Communications,
                      Inc.                          $    747,203
     73,907         Comcast Corp.                      2,071,613
      2,812         Dow Jones & Co., Inc.                126,821
      8,968         Gannett Co., Inc.                    760,935
      2,607         Knight-Ridder, Inc.                  187,704
      6,251         McGraw-Hill Cos., Inc.               478,639
      1,628         Meredith Corp.                        89,475
      4,914         New York Times Co.                   219,705
    150,158    @    Time Warner, Inc.                  2,639,777
     10,768         Tribune Co.                          490,375
     10,619         Univision Communications, Inc.       339,065
     57,086         Viacom, Inc.                       2,039,112
     67,654         Walt Disney Co.                    1,724,500
                                                    ------------
                                                      11,914,924
                                                    ------------
                    METAL FABRICATE/HARDWARE: 0.0%
      2,899         Worthington Industries                59,516
                                                    ------------
                                                          59,516
                                                    ------------
                    MINING: 0.5%
     28,693         Alcoa, Inc.                          947,731
      5,783         Freeport-McMoRan Copper &
                      Gold, Inc.                         191,706
     14,623         Newmont Mining Corp.                 566,787
      3,114         Phelps Dodge Corp.                   241,366
                                                    ------------
                                                       1,947,590
                                                    ------------
                    MISCELLANEOUS MANUFACTURING: 5.6%
     25,792         3M Co.                             2,321,538
      3,080         Cooper Industries Ltd.               182,983
      1,990         Crane Co.                             62,466
     10,188         Danaher Corp.                        528,248
      6,688         Dover Corp.                          281,565
      9,455         Eastman Kodak Co.                    255,096
      4,980         Eaton Corp.                          322,405
    347,730         General Electric Co.              11,266,451
     28,327         Honeywell Intl., Inc.              1,037,618
     10,248         Illinois Tool Works, Inc.            982,681
      5,760    @@   Ingersoll-Rand Co.                   393,466
      3,084         ITT Industries, Inc.                 255,972
      4,102         Pall Corp.                           107,431
      4,532         Textron, Inc.                        268,974
     66,048    @@   Tyco Intl. Ltd.                    2,188,831
                                                    ------------
                                                      20,455,725
                                                    ------------
                    OFFICE/BUSINESS EQUIPMENT: 0.2%
      7,649         Pitney Bowes, Inc.                   338,468
     26,312    @    Xerox Corp.                          381,524
                                                    ------------
                                                         719,992
                                                    ------------
                    OIL AND GAS: 5.4%
      2,995         Amerada Hess Corp.                   237,174
      8,259         Anadarko Petroleum Corp.             483,977
     10,681         Apache Corp.                         465,158
     13,039         Burlington Resources, Inc.           471,751
     35,290         ChevronTexaco Corp.                3,321,143
     22,579         ConocoPhillips                     1,722,552
      7,937         Devon Energy Corp.                   523,842
      3,806         EOG Resources, Inc.                  227,256
    215,525         Exxon Mobil Corp.                  9,571,466
      4,836         Kerr-McGee Corp.                     260,032
     11,372         Marathon Oil Corp.                   430,316
      4,906   @,@@  Nabors Industries Ltd.               221,849
      4,436    @    Noble Corp.                          168,080
     12,847         Occidental Petroleum Corp.           621,923
      3,537         Rowan Cos., Inc.                      86,055
      2,499         Sunoco, Inc.                         158,986
     10,529    @    Transocean, Inc.                     304,709
      8,657         Unocal Corp.                         328,966
      4,224         Valero Energy Corp.                  311,562
                                                    ------------
                                                      19,916,797
                                                    ------------

  Shares                                               Value
----------------------------------------------------------------
                    OIL AND GAS SERVICES: 0.6%
     10,955         Baker Hughes, Inc.              $    412,456
      5,330         BJ Services Co.                      244,327
     14,531         Halliburton Co.                      439,708
     19,456         Schlumberger Ltd.                  1,235,651
                                                    ------------
                                                       2,332,142
                                                    ------------
                    PACKAGING AND CONTAINERS: 0.1%
      1,838         Ball Corp.                           132,428
      3,476         Bemis Co.                             98,197
      5,071    @    Pactiv Corp.                         126,471
      2,800         Sealed Air Corp.                     149,156
                                                    ------------
                                                         506,252
                                                    ------------
                    PHARMACEUTICALS: 6.8%
     51,428         Abbott Laboratories                2,096,205
      4,316         Allergan, Inc.                       386,368
      3,661         Amerisourcebergen Corp.              218,855
     64,048         Bristol-Myers Squibb Co.           1,569,176
     14,202         Cardinal Health, Inc.                994,850
     15,116    @    Caremark Rx, Inc.                    497,921
     37,228         Eli Lilly & Co.                    2,602,609
      2,579    @    Express Scripts, Inc.                204,334
     12,214    @    Forest Laboratories, Inc.            691,679
      5,166    @    Hospira, Inc.                        142,582
      8,299    @    King Pharmaceuticals, Inc.            95,024
      8,919         Medco Health Solutions, Inc.         334,463
     73,202         Merck & Co., Inc.                  3,477,095
      8,833         Mylan Laboratories                   178,868
    251,447         Pfizer, Inc.                       8,619,604
     48,505         Schering-Plough Corp.                896,372
      3,543    @    Watson Pharmaceuticals, Inc.          95,307
     43,946         Wyeth                              1,589,087
                                                    ------------
                                                      24,690,399
                                                    ------------
                    PIPELINES: 0.2%
     12,669    @    Dynegy, Inc.                          53,970
     21,139         El Paso Corp.                        166,575
      4,065         Kinder Morgan, Inc.                  241,014
     17,071         Williams Cos., Inc.                  203,145
                                                    ------------
                                                         664,704
                                                    ------------
                    REITS: 0.3%
      3,147         Apartment Investment &
                      Management Co.                      97,966
     13,272         Equity Office Properties Trust       360,999
      9,232         Equity Residential                   274,467
      5,935         Prologis                             195,380
      6,851         Simon Property Group, Inc.           352,278
                                                    ------------
                                                       1,281,090
                                                    ------------
                    RETAIL: 6.5%
      8,800    @    Autonation, Inc.                     150,480
      2,762         Autozone, Inc.                       221,236
      9,929         Bed Bath & Beyond, Inc.              381,770
     10,657         Best Buy Co., Inc.                   540,736
      3,962    @    Big Lots, Inc.                        57,291
      6,845         Circuit City Stores, Inc.             88,643
     15,080         Costco Wholesale Corp.               619,336
     13,059         CVS Corp.                            548,739
      5,539         Darden Restaurants, Inc.             113,826
      2,792         Dillard's, Inc.                       62,262
     10,843         Dollar General Corp                  212,089
      5,698         Family Dollar Stores                 173,333
      5,883         Federated Department Stores          288,855
     29,647         Gap, Inc.                            718,940
     73,213         Home Depot, Inc.                   2,577,098

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STOCK INDEX PORTFOLIO            as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

  Shares                                               Value
----------------------------------------------------------------
                    RETAIL (CONTINUED)
      9,292         JC Penney Co., Inc. Holding
                      Co.                           $    350,866
     11,223    @    Kohl's Corp.                         474,508
     15,498         Limited Brands                       289,813
     25,931         Lowe's Cos., Inc.                  1,362,674
      9,598         May Department Stores Co.            263,849
     41,491         McDonald's Corp.                   1,078,766
      4,582         Nordstrom, Inc.                      195,239
     10,354    @    Office Depot, Inc.                   185,440
      5,333         RadioShack Corp.                     152,684
      7,026         Sears Roebuck and Co.                265,302
     16,403    @    Staples, Inc.                        480,772
     13,033    @    Starbucks Corp.                      566,675
     30,104         Target Corp.                       1,278,517
      4,833         Tiffany & Co.                        178,096
     16,325         TJX Cos., Inc.                       394,086
      7,356    @    Toys R US, Inc.                      117,181
    141,333         Wal-Mart Stores, Inc.              7,456,729
     33,727         Walgreen Co.                       1,221,255
      3,722         Wendy's Intl., Inc.                  129,674
      9,555         Yum! Brands, Inc.                    355,637
                                                    ------------
                                                      23,552,397
                                                    ------------
                    SAVINGS AND LOANS: 0.4%
      5,048         Golden West Financial Corp.          536,855
     28,530         Washington Mutual, Inc.            1,102,399
                                                    ------------
                                                       1,639,254
                                                    ------------
                    SEMICONDUCTORS: 3.5%
     11,652    @    Advanced Micro Devices, Inc.         185,267
     12,375    @    Altera Corp.                         274,973
     12,421         Analog Devices, Inc.                 584,781
     55,558    @    Applied Materials, Inc.            1,090,048
     10,422    @    Applied Micro Circuits Corp.          55,445
     10,389         Broadcom Corp.                       485,894
    213,097         Intel Corp.                        5,881,476
      6,459    @    Kla-Tencor Corp.                     318,945
     10,241         Linear Technology Corp.              404,212
     13,135    @    LSI Logic Corp.                      100,089
     10,585         Maxim Integrated Products            554,866
     20,090         Micron Technology, Inc.              307,578
     11,832    @    National Semiconductor Corp.         260,186
      4,889    @    Novellus Systems, Inc.               153,710
      5,701    @    Nvidia Corp.                         116,871
      5,904         PMC -- Sierra, Inc.                   84,722
      3,207    @    Qlogic Corp.                          85,274
      6,367    @    Teradyne, Inc.                       144,531
     57,020         Texas Instruments, Inc.            1,378,743
     11,432         Xilinx, Inc.                         380,800
                                                    ------------
                                                      12,848,411
                                                    ------------
                    SOFTWARE: 4.9%
      7,908         Adobe Systems, Inc.                  367,722
      3,701         Autodesk, Inc.                       158,440
     19,401         Automatic Data Processing            812,514
      7,363    @    BMC Software, Inc.                   136,216
      5,846    @    Citrix Systems, Inc.                 119,025
     19,304         Computer Associates Intl.,
                      Inc.                               541,670
     13,276    @    Compuware Corp.                       87,622
     10,003    @    Electronic Arts, Inc.                545,664
     28,711         First Data Corp.                   1,278,214
      6,403    @    Fiserv, Inc.                         249,013

  Shares                                               Value
----------------------------------------------------------------
      7,784         IMS Health, Inc.                $    182,457
      6,293    @    Intuit, Inc.                         242,784
      3,168    @    Mercury Interactive Corp.            157,861
    355,742         Microsoft Corp.                   10,159,991
     13,285    @    Novell, Inc.                         111,461
    171,144    @    Oracle Corp.                       2,041,747
      8,962         Parametric Technology Corp.           44,810
     12,044    @    Peoplesoft, Inc.                     222,814
     16,574    @    Siebel Systems, Inc.                 177,010
     14,244    @    Veritas Software Corp.               394,559
                                                    ------------
                                                      18,031,594
                                                    ------------
                    TELECOMMUNICATIONS: 6.2%
     27,042    @    ADC Telecommunications, Inc.          76,799
     10,199         Alltel Corp.                         516,273
      5,522         Andrew Corp.                         110,495
     26,196         AT&T Corp.                           383,247
     89,869         AT&T Wireless Services, Inc.       1,286,924
     14,637    @    Avaya, Inc.                          231,118
     60,466         Bellsouth Corp.                    1,585,419
      4,580         CenturyTel, Inc.                     137,583
     18,978    @    Ciena Corp.                           70,598
    222,838    @    Cisco Systems, Inc.                5,281,261
      9,880         Citizens Communications Co.          119,548
      6,423         Comverse Technology, Inc.            128,075
     45,156    @    Corning, Inc.                        589,737
     47,411    @    JDS Uniphase Corp.                   179,688
    141,123    @    Lucent Technologies, Inc.            533,445
     77,195         Motorola, Inc.                     1,408,809
     36,547    @    Nextel Communications, Inc.          974,343
     26,651         Qualcomm, Inc.                     1,944,990
     58,732         Qwest Communications Intl.           210,848
    109,165         SBC Communications, Inc.           2,647,251
      5,065         Scientific-Atlanta, Inc.             174,743
     47,035         Sprint Corp.-FON Group               827,816
     13,695    @    Tellabs, Inc.                        119,694
     91,240         Verizon Communications, Inc.       3,301,976
                                                    ------------
                                                      22,840,680
                                                    ------------
                    TEXTILES: 0.1%
      5,686         Cintas Corp.                         271,052
                                                    ------------
                                                         271,052
                                                    ------------
                    TOYS/GAMES/HOBBIES: 0.1%
      5,763         Hasbro, Inc.                         109,497
     13,930         Mattel, Inc.                         254,223
                                                    ------------
                                                         363,720
                                                    ------------
                    TRANSPORTATION: 1.4%
     12,253         Burlington Northern Santa Fe
                      Corp.                              429,713
      7,081         CSX Corp.                            232,044
      9,870         FedEx Corp                           806,280
     12,879         Norfolk Southern Corp.               341,551
      2,187         Ryder System, Inc.                    87,633
      8,509         Union Pacific Corp.                  505,860
     37,156         United Parcel Service, Inc.        2,793,017
                                                    ------------
                                                       5,196,098
                                                    ------------
                    Total Common Stock
                      (Cost $348,207,714)            350,211,316
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STOCK INDEX PORTFOLIO            as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.6%
                    PURCHASE AGREEMENT: 0.6%
$ 2,268,000    @    Goldman Sachs Repurchase
                      Agreement dated 06/30/04,
                      1.500%, due 07/01/04,
                      $2,268,095 to be received
                      upon repurchase
                      (Collateralized by Federal
                      National Home Mortgage
                      Association, 5.500%, Market
                      Value plus accrued interest
                      $2,333,333 due 05/02/2006)    $  2,268,000
                                                    ------------
                    Total Short-Term Investments
                      (Cost $2,268,000)                2,268,000
                                                    ------------
                                                     352,479,316
                                                    ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $350,475,714)*           95.7%   $352,479,316
            OTHER ASSETS AND
              LIABILITIES-NET                 4.3      15,972,062
                                            -----    ------------
            NET ASSETS                      100.0%   $368,451,378
                                            =====    ============

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is the same as for
       financial statement purposes. Net unrealized
       appreciation consists of:

      Gross Unrealized Appreciation                  $ 3,496,348
      Gross Unrealized Depreciation                   (1,492,745)
                                                     -----------
      Net Unrealized Appreciation                    $ 2,003,603
                                                     ===========

Information concerning open futures for ING Stock Index Portfolio at June 30, 2004 is shown below:

                         NO. OF     NATIONAL MARKET    EXPIRATION    UNREALIZED
LONG CONTRACTS          CONTRACTS        VALUE            DATE       GAIN/LOSS
--------------          ---------   ---------------   ------------   ----------
S&P 500 Futures            60         $17,106,000     September-04    $62,757
S&P 500 Emini Futures       5             285,082     September-04      1,998
                                      -----------                     -------
                                      $17,391,082                     $64,755
                                      ===========                     =======
SHORT CONTRACTS
------------
S&P 500 Emini Futures       1         $    57,068     September-04    $   (43)
                                      ===========                     =======

                 See Accompanying Notes to Financial Statements

ING T ROWE PRICE CAPITAL                                PORTFOLIO OF INVESTMENTS
APPRECIATION PORTFOLIO                           as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                               Value
-----------------------------------------------------------------
COMMON STOCK: 68.8%
                    AEROSPACE/DEFENSE: 1.4%
    450,000    L    Lockheed Martin Corp.          $   23,436,000
                                                   --------------
                                                       23,436,000
                                                   --------------
                    AGRICULTURE: 1.7%
    507,000         Altria Group, Inc.                 25,375,350
    152,000    L    Loews Corp.                         3,731,600
                                                   --------------
                                                       29,106,950
                                                   --------------
                    BANKS: 0.4%
    240,000   @@,L  Royal Bank of Scotland
                      Group PLC                         6,911,610
                                                   --------------
                                                        6,911,610
                                                   --------------
                    CHEMICALS: 4.6%
    746,900    @@   Agrium, Inc.                       10,867,395
    180,000         Dow Chemical Co.                    7,326,000
    412,000         Du Pont EI de Nemours & Co.        18,301,040
    376,000         Great Lakes Chemical Corp.         10,174,560
    350,000    @@   Octel Corp.                         9,215,500
    223,000   @@,L  Potash Corp of Saskatchewan        21,608,700
                                                   --------------
                                                       77,493,195
                                                   --------------
                    COMMERCIAL SERVICES: 1.1%
    750,200         Petrie Stores Corp.                   345,092
     96,000    L    RR Donnelley & Sons Co.             3,169,920
  1,262,000         ServiceMaster Co.                  15,547,840
                                                   --------------
                                                       19,062,852
                                                   --------------
                    COMPUTERS: 1.2%
    379,000    L    Electronic Data Systems Corp.       7,257,850
    599,000         Hewlett-Packard Co.                12,638,900
                                                   --------------
                                                       19,896,750
                                                   --------------
                    DIVERSIFIED FINANCIAL SERVICES: 0.8%
    177,000         Lehman Brothers Holdings,
                      Inc.                             13,319,250
                                                   --------------
                                                       13,319,250
                                                   --------------
                    ELECTRIC: 6.0%
  1,119,000    L    Duke Energy Corp.                  22,704,510
    693,925    L    FirstEnergy Corp.                  25,959,735
    397,400    L    NiSource, Inc.                      8,194,388
    159,000    L    Pinnacle West Capital Corp.         6,422,010
    167,826         PPL Corp.                           7,703,213
    376,000    L    TXU Corp.                          15,231,760
    551,000    L    Unisource Energy Corp.             13,692,350
                                                   --------------
                                                       99,907,966
                                                   --------------
                    ENVIRONMENTAL CONTROL: 0.7%
    391,000         Waste Management, Inc.             11,984,150
                                                   --------------
                                                       11,984,150
                                                   --------------
                    FOOD: 0.5%
    183,000    L    General Mills, Inc.                 8,697,990
                                                   --------------
                                                        8,697,990
                                                   --------------
                    FOREST PRODUCTS & PAPER: 1.7%
    256,000    L    Bowater, Inc.                      10,647,040
    107,000    L    Longview Fibre Co.                  1,576,110
    375,000    L    Potlatch Corp.                     15,615,000
                                                   --------------
                                                       27,838,150
                                                   --------------
                    HEALTHCARE-PRODUCTS: 0.9%
    446,000         Baxter Intl., Inc.                 15,391,460
                                                   --------------
                                                       15,391,460
                                                   --------------

  Shares                                               Value
-----------------------------------------------------------------
                    HOUSEHOLD PRODUCTS/WARES: 1.0%
    223,000         Fortune Brands, Inc.           $   16,820,890
                                                   --------------
                                                       16,820,890
                                                   --------------
                    HOUSEWARES: 1.5%
  1,063,000         Newell Rubbermaid, Inc.            24,980,500
                                                   --------------
                                                       24,980,500
                                                   --------------
                    INSURANCE: 9.1%
    450,000    @    Assurant, Inc.                     11,871,000
    591,000   @,L   Genworth Financial, Inc.           13,563,450
    125,200    L    Hartford Financial Services
                      Group, Inc.                       8,606,248
    322,000         Loews Corp.                        19,307,120
    532,000         Marsh & McLennan Cos., Inc.        24,142,160
    351,000    L    Prudential Financial, Inc.         16,310,970
    588,000         Safeco Corp.                       25,871,999
    277,000         St. Paul Cos.                      11,229,580
    367,800    L    UnumProvident Corp.                 5,848,020
     25,500    L    White Mountains Insurance
                      Group Ltd.                       13,005,000
                                                   --------------
                                                      149,755,547
                                                   --------------
                    IRON/STEEL: 1.7%
    371,000         Nucor Corp.                        28,477,960
                                                   --------------
                                                       28,477,960
                                                   --------------
                    LODGING: 0.8%
     99,000         Mandalay Resort Group               6,795,360
    131,000    L    Marriott Intl., Inc.                6,534,280
                                                   --------------
                                                       13,329,640
                                                   --------------
                    MEDIA: 5.0%
    328,676   @,L   Comcast Corp.                       9,212,788
    308,000    L    Meredith Corp.                     16,927,680
    205,000    L    New York Times Co.                  9,165,550
    986,000    @    Time Warner, Inc.                  17,333,880
    317,000    L    Walt Disney Co.                     8,080,330
     25,300         Washington Post                    23,529,253
                                                   --------------
                                                       84,249,481
                                                   --------------
                    MINING: 4.0%
    211,000         Alcoa, Inc.                         6,969,330
  1,149,800    L    Newmont Mining Corp.               44,566,248
    196,000   @,L   Phelps Dodge Corp.                 15,191,960
                                                   --------------
                                                       66,727,538
                                                   --------------
                    MISCELLANEOUS MANUFACTURING: 2.7%
    112,000         3M Co.                             10,081,120
    371,000         Honeywell Intl., Inc.              13,589,730
    665,000    @@   Tyco Intl. Ltd.                    22,038,100
                                                   --------------
                                                       45,708,950
                                                   --------------
                    OIL AND GAS: 6.9%
    409,000    L    Amerada Hess Corp.                 32,388,710
    128,910         ChevronTexaco Corp.                12,131,720
    108,470         Devon Energy Corp.                  7,159,020
    185,000   @@,L  Imperial Oil Ltd.                   8,661,700
    339,000         Marathon Oil Corp.                 12,827,760
    324,000         Murphy Oil Corp.                   23,878,800
    318,000    @@   Royal Dutch Petroleum Co. ADR      16,431,060
                                                   --------------
                                                      113,478,770
                                                   --------------
                    OIL AND GAS SERVICES: 1.0%
    463,000    L    Baker Hughes, Inc.                 17,431,950
                                                   --------------
                                                       17,431,950
                                                   --------------

                 See accompanying notes to financial statements

ING T ROWE PRICE CAPITAL                                PORTFOLIO OF INVESTMENTS
APPRECIATION PORTFOLIO                           as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                               Value
-----------------------------------------------------------------
                    PHARMACEUTICALS: 5.1%
    318,000    L    Amerisourcebergen Corp.        $   19,010,040
    476,000         Bristol-Myers Squibb Co.           11,662,000
    412,000         Merck & Co., Inc.                  19,570,000
    690,000    L    Schering-Plough Corp.              12,751,200
    619,000         Wyeth                              22,383,040
                                                   --------------
                                                       85,376,280
                                                   --------------
                    PIPELINES: 0.1%
    110,700    L    El Paso Corp.                         872,316
                                                   --------------
                                                          872,316
                                                   --------------
                    REAL ESTATE INVESTMENT TRUSTS: 0.7%
    259,393    L    Rouse Co.                          12,321,168
                                                   --------------
                                                       12,321,168
                                                   --------------
                    RETAIL: 2.1%
    454,000    L    CVS Corp.                          19,077,080
    449,000    L    Home Depot, Inc.                   15,804,800
                                                   --------------
                                                       34,881,880
                                                   --------------
                    SEMICONDUCTORS: 0.2%
    167,000         Texas Instruments, Inc.             4,038,060
                                                   --------------
                                                        4,038,060
                                                   --------------
                    TELECOMMUNICATIONS: 2.5%
  3,810,000   @,L   Qwest Communications Intl.         13,677,900
    702,000    L    Sprint Corp.-FON Group             12,355,200
    415,000         Verizon Communications, Inc.       15,018,850
                                                   --------------
                                                       41,051,950
                                                   --------------
                    TOYS/GAMES/HOBBIES: 0.4%
    316,000         Hasbro, Inc.                        6,004,000
                                                   --------------
                                                        6,004,000
                                                   --------------
                    TRANSPORTATION: 3.0%
    436,000         Burlington Northern Santa Fe
                      Corp.                            15,290,520
    269,000    L    CSX Corp.                           8,815,130
    640,000    L    Ryder System, Inc.                 25,644,800
                                                   --------------
                                                       49,750,450
                                                   --------------
                    Total Common Stock (Cost
                      $872,793,137)                 1,148,303,653
                                                   --------------
PREFERRED STOCK: 7.1%
                    AUTO MANUFACTURERS: 0.7%
    213,000         Ford Motor Co. Capital Trust
                      II                               11,663,880
                                                   --------------
                                                       11,663,880
                                                   --------------
                    CHEMICALS: 0.7%
    157,000         Hercules Trust II                  11,932,000
                                                   --------------
                                                       11,932,000
                                                   --------------
                    DIVERSIFIED FINANCIAL SERVICES: 0.5%
     90,800         IMC Global, Inc.                    8,403,540
                                                   --------------
                                                        8,403,540
                                                   --------------
                    ELECTRIC: 0.0%
      5,353         Entergy Gulf States, Inc.             285,850
      6,651    @    Pacific Gas & Electric Co.            166,940
      2,400         Southern California Edison
                      Co.                                 235,200
                                                   --------------
                                                          687,990
                                                   --------------
                    HEALTHCARE -- PRODUCTS: 0.3%
     89,000         Baxter Intl., Inc.                  5,069,440
                                                   --------------
                                                        5,069,440
                                                   --------------

  Shares                                               Value
-----------------------------------------------------------------
                    HOUSEWARES: 0.6%
    208,000    L    Newell Financial Trust I       $    9,412,000
                                                   --------------
                                                        9,412,000
                                                   --------------
                    INSURANCE: 2.8%
    162,000    @    Conseco, Inc.                       4,365,900
    326,000    @    Genworth Financial, Inc.            9,310,560
    280,000    @@   Scottish Re Group Ltd.              8,139,600
    465,000         Travelers Property Casualty
                      Corp.                            11,067,000
    214,100         UnumProvident Corp.                 5,841,959
    300,000    @@   XL Capital Ltd.                     7,617,000
                                                   --------------
                                                       46,342,019
                                                   --------------
                    OIL AND GAS: 1.2%
    135,000         Ameranda Hess Corp.                 9,804,375
    182,100         Unocal Capital Trust                9,469,200
                                                   --------------
                                                       19,273,575
                                                   --------------
                    PACKAGING AND CONTAINERS: 0.2%
    120,000         Owens-Illinois, Inc.                4,033,200
                                                   --------------
                                                        4,033,200
                                                   --------------
                    PIPELINES: 0.1%
     62,700         El Paso Energy Capital Trust
                      I                                 1,752,465
                                                   --------------
                                                        1,752,465
                                                   --------------
                    Total Preferred Stock (Cost
                      $105,045,612)                   118,570,109
                                                   --------------
 Principal
  Amount                                               Value
-----------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS: 9.0%
                    AIRLINES: 0.7%
$17,190,000    L    Delta Air Lines, Inc.,
                      2.880%, due 02/18/24         $   11,194,988
  2,200,000    L    Delta Air Lines, Inc.,
                      8.000%, due 06/03/23              1,256,750
                                                   --------------
                                                       12,451,738
                                                   --------------
                    INSURANCE: 1.5%
  9,600,000         Loews Corp., 3.130%, due
                      09/15/07                          9,228,000
  3,600,000    L    Radian Group, Inc., 2.250%,
                      due 01/01/22                      3,681,000
    698,000    @@   Scottish Re Group Ltd.,
                      4.500%, due 12/01/22                852,433
  7,400,000    L    Selective Insurance Group,
                      1.620%, due 09/24/32              4,125,500
  7,828,000         USF&G Corp., 0.000%, due
                      03/03/09                          6,360,250
                                                   --------------
                                                       24,247,183
                                                   --------------
                    MEDIA: 0.3%
  9,000,000         America Online, Inc., 0.000%,
                      due 12/06/19                      5,748,750
                                                   --------------
                                                        5,748,750
                                                   --------------
                    MINING: 0.5%
  8,200,000    @@   Teck Cominco Ltd., 3.750%,
                      due 07/15/06                      7,913,000
                                                   --------------
                                                        7,913,000
                                                   --------------
                    MISCELLANEOUS MANUFACTURING: 0.6%
  4,400,000   #,@@  Tyco Intl. Group SA, 2.750%,
                      due 01/15/18                      6,633,000
  2,200,000    @@   Tyco Intl. Group SA, 3.130%,
                      due 01/15/23                      3,572,250
                                                   --------------
                                                       10,205,250
                                                   --------------

                 See accompanying notes to financial statements

ING T ROWE PRICE CAPITAL                                PORTFOLIO OF INVESTMENTS
APPRECIATION PORTFOLIO                           as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

 Principal
  Amount                                               Value
-----------------------------------------------------------------
                    PHARMACEUTICALS: 2.2%
$ 5,100,000    L    AmerisourceBergen Corp.,
                      5.000%, due 12/01/07         $    6,030,750
  8,100,000   @,L   King Pharmaceuticals, Inc.,
                      2.750%, due 11/15/21              7,553,250
 36,750,000    L    Roche Holdings, Inc., 0.000%,
                      due 07/25/21                     22,417,500
                                                   --------------
                                                       36,001,500
                                                   --------------
                    RETAIL: 0.5%
  4,619,000    L    Duane Reade, Inc., 2.150%,
                      due 04/16/22                      2,627,056
  2,950,000         Gap, Inc., 5.750%, due
                      03/15/09                          4,602,000
  1,550,000    L    Lowe's Cos., Inc., 0.000%,
                      due 02/16/21                      1,354,313
                                                   --------------
                                                        8,583,369
                                                   --------------
                    SOFTWARE: 0.4%
  6,417,000   @,L   Red Hat, Inc., 0.500%, due
                      01/15/24                          7,307,359
                                                   --------------
                                                        7,307,359
                                                   --------------
                    TELECOMMUNICATIONS: 2.3%
 18,600,000    L    Corning, Inc., 0.000%, due
                      11/08/15                         14,624,249
  5,800,000    L    Crown Castle Intl. Corp.,
                      4.000%, due 07/15/10              9,272,750
 12,800,000   @,L   Lucent Technologies, Inc.,
                      8.000%, due 08/01/31             14,432,000
                                                   --------------
                                                       38,328,999
                                                   --------------
                    Total Convertible
                      Corporate Bonds
                      (Cost $134,573,945)             150,787,148
                                                   --------------
CORPORATE BONDS: 1.0%
                    ELECTRONICS: 0.1%
  1,200,000    L    Oak Industries, Inc., 4.880%,
                      due 03/01/08                      1,254,000
                                                   --------------
                                                        1,254,000
                                                   --------------
                    FOREST PRODUCTS & PAPER: 0.1%
  1,160,000         Potlatch Corp., 10.000%, due
                      07/15/11                          1,293,400
                                                   --------------
                                                        1,293,400
                                                   --------------
                    MEDIA: 0.8%
 10,300,000    L    Liberty Media Corp., 3.250%,
                      due 03/15/31                      9,270,000
  2,950,000    L    XM Satellite Radio, Inc.,
                      0.000%, due 12/31/09              2,795,125
  2,112,000    L    XM Satellite Radio, Inc.,
                      12.000%, due 06/15/10             2,431,440
                                                   --------------
                                                       14,496,565
                                                   --------------
                    Total Corporate Bonds (Cost
                      $17,066,707)                     17,043,965
                                                   --------------
                    Total Long-Term Investments
                      (Cost $1,129,479,401)         1,434,704,875
                                                   --------------
SHORT-TERM INVESTMENTS: 21.3%
                    SECURITY LANDING COLLATERAL CC: 21.3%
  5,000,446         American Express Master
                      Trust, 1.289%, due 06/15/05       5,000,446
  2,522,020         Americredit Auto Rec Trust,
                      1.330%, due 07/06/05              2,552,020
  5,000,000         Bank One Issuance Trust,
                      1.289%, due 06/15/06              5,000,000
  2,125,554         Capital Auto Rec Asset Trust,
                      1.289%, due 04/15/05              2,125,554

 Principal
  Amount                                               Value
-----------------------------------------------------------------
$ 7,000,448         Capital One Master Trust,
                      1.319, due 04/15/05          $    7,000,448
  2,000,197         Carco Auto Loan Master Trade,
                      1.304%, due 11/15/04              2,000,197
  4,499,532         Chase Credit Card Master
                      Trust, 1.289%, due 06/15/05       4,499,532
  2,000,000         Citibank CC Issuance Trust,
                      1.560%, due 09/15/05              2,000,000
  5,000,416         Daimler Chrysler Master Owner
                      Trust, 1.299%, due 05/16/05       5,000,416
  5,004,531         Discover Card Master Trust,
                      1.419%, due 03/15/05              5,004,531
  4,000,000         Distribution Financial
                      Service Floorplan Master
                      Trust, 1.339%, due 04/17/06       4,000,000
  8,000,476         Fleet CC Master Trust,
                      1.289%, due 04/15/05              8,000,476
  5,000,000         Fleet Commercial Line Master
                      Trust, 1.500%, due 08/16/05       5,000,000
  6,000,120         Ford Credit Master, 1.329%,
                      due 07/15/04                      6,000,120
  2,000,000         Goldman Sachs Promissory
                      Note, 1.700%, due 10/01/04        2,000,000
  3,000,000         MBNA CC Master Note Trust,
                      1.299%, due 11/15/05              3,000,000
  2,003,473         MBNA Master Credit Card
                      Trust, 1.389%, due 02/15/06       2,003,473
  6,000,000    @@   Mound Financing PLC, 1.320%,
                      due 02/08/06                      6,000,000
  2,001,448         Superior Wholesale INV
                      Financial Trust, 1.270%,
                      due 04/15/05                      2,001,448
277,503,853         The Bank of New York
                      Institutional Cash Reserves
                      Fund, 1.254%, due 07/01/04      277,503,853
                                                   --------------
                    Total Securities Lending
                      Collateral
                      (Cost $355,662,514)             355,662,514
                                                   --------------
                    Total Short-term Investments
                      (Cost $355,682,514)             355,662,514
                                                   --------------

           TOTAL INVESTMENTS IN
             SECURITIES (COST
             $1,485,141,915)*              107.2%   $1,790,367,389
           OTHER ASSETS AND
             LIABILITIES-NET               (7.2)      (119,951,137)
                                           -----    --------------
           NET ASSETS                      100.0%   $1,670,416,252
                                           =====    ==============

 @     Non-income producing security
 @@    Foreign issuer
 #     Securities with purchases pursuant to Rule 144A, under
       the Securities Act of 1933 and may not be resold subject
       to that rule except to qualified institutional buyers.
       These securities have been determined to be liquid under
       the guidelines established by the Funds' Board of
       Trustees.
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004.
 cc    Security purchased with cash collateral for securities.
 *     Cost for federal income tax purposes is $1,486,096,733.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                $332,402,430
      Gross Unrealized Depreciation                 (28,131,774)
                                                   ------------
      Net Unrealized Appreciation                  $304,270,656
                                                   ============

                 See accompanying notes to financial statements

                                                        PORTFOLIO OF INVESTMENTS
ING T ROWE PRICE EQUITY INCOME PORTFOLIO         as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


   Shares                                               Value
------------------------------------------------------------------
COMMON STOCK: 95.0%
                      AEROSPACE/DEFENSE: 2.9%
     173,700          Lockheed Martin Corp.         $    9,046,296
     233,000          Raytheon Co.                       8,334,410
     235,300     L    Rockwell Collins, Inc.             7,840,196
                                                    --------------
                                                        25,220,902
                                                    --------------
                      AGRICULTURE: 1.2%
     102,900          Altria Group, Inc.                 5,150,145
     150,200     L    UST, Inc.                          5,407,200
                                                    --------------
                                                        10,557,345
                                                    --------------
                      AUTO MANUFACTURERS: 0.4%
     210,100          Ford Motor Co.                     3,288,065
                                                    --------------
                                                         3,288,065
                                                    --------------
                      BANKS: 6.9%
     175,069          Bank of America Corp.             14,814,339
     240,700          Bank One Corp.                    12,275,700
     226,600          Mellon Financial Corp.             6,646,178
      97,000          Mercantile Bankshares Corp.        4,541,540
     119,900          National City Corp.                4,197,699
      79,800          Northern Trust Corp.               3,373,944
     111,400     L    SunTrust Banks, Inc.               7,239,886
      74,200          Wells Fargo & Co.                  4,246,466
      52,100          Wilmington Trust Corp.             1,939,162
                                                    --------------
                                                        59,274,914
                                                    --------------
                      BIOTECHNOLOGY: 0.6%
     221,100    @,L   Medimmune, Inc.                    5,173,740
                                                    --------------
                                                         5,173,740
                                                    --------------
                      BUILDING MATERIALS: 0.2%
      27,700     L    Vulcan Materials Co.               1,317,135
                                                    --------------
                                                         1,317,135
                                                    --------------
                      CHEMICALS: 3.2%
     199,200          Dow Chemical Co.                   8,107,440
     167,600          Du Pont EI de Nemours & Co.        7,444,792
     135,600          Great Lakes Chemical Corp.         3,669,336
     265,900    @,L   Hercules, Inc.                     3,241,321
     131,700          International Flavors &
                        Fragrances, Inc.                 4,925,580
                                                    --------------
                                                        27,388,469
                                                    --------------
                      COMPUTERS: 1.0%
     400,438          Hewlett-Packard Co.                8,449,242
                                                    --------------
                                                         8,449,242
                                                    --------------
                      COSMETICS/PERSONAL CARE: 1.6%
      87,500          Colgate-Palmolive Co.              5,114,375
     126,400          Kimberly-Clark Corp.               8,327,232
                                                    --------------
                                                        13,441,607
                                                    --------------
                      DISTRIBUTION/WHOLESALE: 1.3%
     203,400          Genuine Parts Co.                  8,070,912
      59,400     L    WW Grainger, Inc.                  3,415,500
                                                    --------------
                                                        11,486,412
                                                    --------------
                      DIVERSIFIED FINANCIAL SERVICES: 5.0%
     167,100          American Express Co.               8,585,598
     276,000          Charles Schwab Corp.               2,652,360
     122,966          Citigroup, Inc.                    5,717,919
      92,000          Fannie Mae                         6,565,120
      54,800          Federated Investors, Inc.          1,662,632
      86,000          Janus Capital Group, Inc.          1,418,140
     189,320          JPMorgan Chase & Co.               7,339,936
     165,800          Morgan Stanley                     8,749,266
                                                    --------------
                                                        42,690,971
                                                    --------------


   Shares                                               Value
------------------------------------------------------------------
                      ELECTRIC: 4.1%
     169,300          Constellation Energy Group,
                        Inc.                        $    6,416,470
     420,600     L    Duke Energy Corp.                  8,533,974
     147,000     L    FirstEnergy Corp.                  5,499,270
     321,600     L    NiSource, Inc.                     6,631,392
      82,500     L    TECO Energy, Inc.                    989,175
     181,100     L    TXU Corp.                          7,336,361
                                                    --------------
                                                        35,406,642
                                                    --------------
                      ELECTRICAL COMPONENTS AND EQUIPMENT: 0.6%
      59,200          Emerson Electric Co.               3,762,160
      26,500          Hubbell, Inc.                      1,237,815
                                                    --------------
                                                         4,999,975
                                                    --------------
                      ENVIRONMENTAL CONTROL: 0.9%
     264,400          Waste Management, Inc.             8,103,860
                                                    --------------
                                                         8,103,860
                                                    --------------
                      FOOD: 2.0%
     279,200          Campbell Soup Co.                  7,504,896
     106,300          Conagra Foods, Inc.                2,878,604
     145,100     L    General Mills, Inc.                6,896,603
      22,000     L    Winn-Dixie Stores, Inc.              158,400
                                                    --------------
                                                        17,438,503
                                                    --------------
                      FOREST PRODUCTS AND PAPER: 1.8%
     228,393     L    International Paper Co.           10,209,167
     176,200          MeadWestvaco Corp.                 5,178,518
                                                    --------------
                                                        15,387,685
                                                    --------------
                      HEALTHCARE -- PRODUCTS: 2.4%
     259,900          Baxter Intl., Inc.                 8,969,149
     212,500          Johnson & Johnson                 11,836,250
                                                    --------------
                                                        20,805,399
                                                    --------------
                      HOUSEHOLD PRODUCTS/WARES: 1.4%
      84,600     L    Clorox Co.                         4,549,788
     101,500          Fortune Brands, Inc.               7,656,145
                                                    --------------
                                                        12,205,933
                                                    --------------
                      HOUSEWARES: 1.1%
     384,200          Newell Rubbermaid, Inc.            9,028,700
                                                    --------------
                                                         9,028,700
                                                    --------------
                      INSURANCE: 6.7%
      90,400     L    Chubb Corp.                        6,163,472
     110,900     L    Cigna Corp.                        7,631,029
     150,977          Lincoln National Corp.             7,133,663
     266,600          Marsh & McLennan Cos., Inc.       12,098,308
     203,200          SAFECO Corp.                       8,940,800
     224,792          St. Paul Cos.                      9,113,068
     410,100     L    UnumProvident Corp.                6,520,590
                                                    --------------
                                                        57,600,930
                                                    --------------
                      IRON/STEEL: 0.8%
      87,500          Nucor Corp.                        6,716,500
                                                    --------------
                                                         6,716,500
                                                    --------------
                      LODGING: 1.6%
     319,500     L    Hilton Hotels Corp.                5,961,870
     165,500     L    Starwood Hotels & Resorts
                        Worldwide, Inc.                  7,422,675
                                                    --------------
                                                        13,384,545
                                                    --------------
                      MACHINERY -- DIVERSIFIED: 0.7%
     149,600          Rockwell Automation, Inc.          5,611,496
                                                    --------------
                                                         5,611,496
                                                    --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
   ING T ROWE PRICE EQUITY INCOME PORTFOLIO  as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------


   Shares                                               Value
------------------------------------------------------------------
                      MEDIA: 7.7%
     347,143    @,L   Comcast Corp.                 $    9,730,418
     177,900     L    Dow Jones & Co., Inc.              8,023,290
      90,600     L    Knight-Ridder, Inc.                6,523,200
     238,900          New York Times Co.                10,681,219
     609,700    @,L   Time Warner, Inc.                 10,718,526
     295,200     L    Viacom, Inc.                      10,544,544
     398,900          Walt Disney Co.                   10,167,961
                                                    --------------
                                                        66,389,158
                                                    --------------
                      MINING: 0.4%
     113,400          Alcoa, Inc.                        3,745,602
                                                    --------------
                                                         3,745,602
                                                    --------------
                      MISCELLANEOUS MANUFACTURING: 6.8%
     170,700          Cooper Industries Ltd.            10,141,287
     293,800     L    Eastman Kodak Co.                  7,926,724
     564,800          General Electric Co.              18,299,520
     411,300          Honeywell Intl., Inc.             15,065,919
     250,200     L    Pall Corp.                         6,552,738
                                                    --------------
                                                        57,986,188
                                                    --------------
                      OIL AND GAS: 9.4%
     184,700     L    Amerada Hess Corp.                14,626,393
     115,200          Anadarko Petroleum Corp.           6,750,720
     169,524    @@    BP PLC ADR                         9,081,401
     168,495          ChevronTexaco Corp.               15,857,064
     383,524          Exxon Mobil Corp.                 17,032,302
      55,800          Marathon Oil Corp.                 2,111,472
     244,300   @@,L   Royal Dutch Petroleum Co.
                        ADR                             12,622,981
      85,000          Unocal Corp.                       3,230,000
                                                    --------------
                                                        81,312,333
                                                    --------------
                      OIL AND GAS SERVICES: 0.8%
      59,900          Baker Hughes, Inc.                 2,255,235
      77,600          Schlumberger Ltd.                  4,928,376
                                                    --------------
                                                         7,183,611
                                                    --------------
                      PHARMACEUTICALS: 5.7%
     130,500          Abbott Laboratories                5,319,180
     504,600          Bristol-Myers Squibb Co.          12,362,700
     309,200          Merck & Co., Inc.                 14,687,000
     346,000          Schering-Plough Corp.              6,394,080
     286,400          Wyeth                             10,356,224
                                                    --------------
                                                        49,119,184
                                                    --------------
                      PIPELINES: 0.2%
     268,500     L    El Paso Corp.                      2,115,780
                                                    --------------
                                                         2,115,780
                                                    --------------
                      REAL ESTATE INVESTMENT TRUSTS: 0.5%
      85,400     L    Simon Property Group, Inc.         4,391,268
                                                    --------------
                                                         4,391,268
                                                    --------------
                      RETAIL: 2.8%
     219,800          Home Depot, Inc.                   7,736,960
     163,500     L    May Department Stores Co.          4,494,615
     309,100          McDonald's Corp.                   8,036,600
     216,400    @,L   Toys R US, Inc.                    3,447,252
                                                    --------------
                                                        23,715,427
                                                    --------------
                      SEMICONDUCTORS: 0.4%
     127,788    @,L   Agere Systems, Inc.                  293,912
     144,000          Texas Instruments, Inc.            3,481,920
                                                    --------------
                                                         3,775,832
                                                    --------------
                      SOFTWARE: 1.6%
      69,200     @    Dun & Bradstreet Corp.             3,730,572
     346,000          Microsoft Corp.                    9,881,760
                                                    --------------
                                                        13,612,332
                                                    --------------


   Shares                                               Value
------------------------------------------------------------------
                      TELECOMMUNICATIONS: 7.1%
     157,500     L    Alltel Corp.                  $    7,972,650
     208,980          AT&T Corp.                         3,057,377
     639,600    @,L   Lucent Technologies, Inc.          2,417,688
     443,700     L    Motorola, Inc.                     8,097,525
     294,400    @@    Nokia OYJ ADR                      4,280,576
   1,795,000     @    Qwest Communications Intl.         6,444,050
     325,300          SBC Communications, Inc.           7,888,525
     479,700     L    Sprint Corp.-FON Group             8,442,720
     333,750          Verizon Communications, Inc.      12,078,413
                                                    --------------
                                                        60,679,524
                                                    --------------
                      TOYS/GAMES/HOBBIES: 1.1%
     112,200          Hasbro, Inc.                       2,131,800
     409,200     L    Mattel, Inc.                       7,467,900
                                                    --------------
                                                         9,599,700
                                                    --------------
                      TRANSPORTATION: 2.1%
     232,400     L    Norfolk Southern Corp.             6,163,248
     196,600          Union Pacific Corp.               11,687,870
                                                    --------------
                                                        17,851,118
                                                    --------------
                      Total Common Stock
                        (Cost $758,796,845)            816,456,027
                                                    --------------
PREFERRED STOCK: 0.4%
                      AUTO MANUFACTURERS: 0.1%
      22,700          Ford Motor Co. Capital Trust
                        II                               1,243,052
                                                    --------------
                                                         1,243,052
                                                    --------------
                      INSURANCE: 0.3%
      78,000          UnumProvident Corp.                1,941,425
                                                    --------------
                                                         1,941,425
                                                    --------------
                      Total Preferred Stock
                        (Cost $3,085,000)                3,184,477
                                                    --------------
 Principal
   Amount                                               Value
------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS: 0.3%
                      TELECOMMUNICATIONS: 0.3%
$  2,070,000     @    Lucent Technologies, Inc.,
                        8.000%, due 08/01/31        $    2,333,924
                                                    --------------
                      Total Convertible
                        Corporate Bonds
                        (Cost $1,641,118)                2,333,924
                                                    --------------
                      Total Long-Term Investments
                        (Cost $763,522,963)            821,974,428
                                                    --------------
SHORT-TERM INVESTMENTS: 17.2%
                      SECURITY LENDING COLLATERAL(CC): 17.2%
   1,000,000          AICCO Premium Financial
                        Master Trust, 1.439%, due
                        06/15/05                         1,000,000
   1,000,089          American Express Master
                        Trust, 1.289%, due
                        06/15/05                         1,000,089
     813,101          Americredit Auto Rec Trust,
                        1.410%, due 10/06/05               813,101
   1,000,973          Arran Master Trust, 1.680%,
                        due 09/15/05                     1,000,973
   2,000,000          Bank One Issuance Trust,
                        1.289%, due 02/15/06             2,000,000

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
   ING T ROWE PRICE EQUITY INCOME PORTFOLIO  as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                               Value
------------------------------------------------------------------
                      SECURITY LENDING COLLATERAL(CC) (CONTINUED)
$  1,500,000          Capital Auto Rec Asset
                        Trust, 1.279%, due
                        04/17/06                    $    1,500,000
     708,518          Capital Auto Rec Asset
                        Trust, 1.289%, due
                        04/15/05                           708,518
   1,000,090          Capital One Master Trust,
                        1.319%, due 04/15/05             1,000,090
   2,503,667          Chase Credit Card Master
                        Trust, 1.379%, due
                        02/15/06                         2,503,667
     500,000          Daimler Chrysler Master
                        Owner Trust, 1.289%, due
                        02/15/06                           500,000
   1,000,083          Daimler Chrysler Master
                        Owner Trust, 1.299%, due
                        05/16/05                         1,000,083
   2,003,768          Discover Card Master Trust,
                        1.399%, due 01/17/06             2,003,768
   1,000,938          Discover Card Master Trust,
                        1.419%, due 03/15/05             1,000,938
   1,000,000          Distribution Financial
                        Service Floorplan Master
                        Trust, 1.339%, due
                        04/17/06                         1,000,000
   1,999,855          Fleet CC Master Trust,
                        1.289%, due 04/15/05             1,999,855
   1,999,759          Fleet Commercial Line Master
                        Trust, 1.520%,
                        due 08/16/05                     1,999,759
   2,000,000          Goldman Sachs Promissory
                        Note, 1.700%, due 10/01/04       2,000,000
   1,500,000          MBNA CC Master Note Trust,
                        1.299%, due 11/15/05             1,500,000
   1,001,736          MBNA Master Credit Card
                        Trust, 1.389%, due
                        02/15/06                         1,001,736
   3,000,000    @@    Mound Financing PLC, 1.320%,
                        due 02/08/06                     3,000,000
 119,187,594          The Bank of New York
                        Institutional Cash
                        Reserves Fund, 1.254%, due
                        07/01/04                       119,187,595
                                                    --------------
                      Total Securities Lending
                        Collateral
                        (Cost $147,720,171)            147,720,172
                                                    --------------
                      Total Short-Term Investments
                        (Cost $147,720,171)            147,720,172
                                                    --------------


            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $911,243,134)*          112.9%   $ 969,694,600
            OTHER ASSETS AND
              LIABILITIES-NET               (12.9)    (111,152,748)
                                            -----    -------------
            NET ASSETS                      100.0%   $ 858,541,852
                                            =====    =============

 @     Non-income producing security
 @@    Foreign issuer
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004.
 cc    Security purchased with cash collateral for securities.
 *     Cost for federal income tax purposes is $921,840,414.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $ 85,262,191
      Gross Unrealized Depreciation                  (37,408,005)
                                                    ------------
      Net Unrealized Appreciation                   $ 47,854,186
                                                    ============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING UBS U.S. BALANCED PORTFOLIO                  as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


  Shares                                               Value
----------------------------------------------------------------
COMMON STOCK: 61.2%
                    ADVERTISING: 1.7%
     35,600   @,L   Interpublic Group of Cos.,
                      Inc.                          $    488,788
     13,700    L    Omnicom Group                      1,039,693
                                                    ------------
                                                       1,528,481
                                                    ------------
                    AEROSPACE/DEFENSE: 2.0%
     15,500    L    Boeing Co.                           791,895
     12,200    L    Northrop Grumman Corp.               655,140
      3,800         United Technologies Corp.            347,624
                                                    ------------
                                                       1,794,659
                                                    ------------
                    AIRLINES: 0.2%
     19,200    L    Delta Air Lines, Inc.                136,704
                                                    ------------
                                                         136,704
                                                    ------------
                    AUTO PARTS AND EQUIPMENT: 0.6%
     10,500         Johnson Controls, Inc.               560,490
                                                    ------------
                                                         560,490
                                                    ------------
                    BANKS: 4.2%
     40,700         Mellon Financial Corp.             1,193,731
     12,100         PNC Financial Services Group,
                      Inc.                               642,268
     32,000         Wells Fargo & Co.                  1,831,360
                                                    ------------
                                                       3,667,359
                                                    ------------
                    BIOTECHNOLOGY: 0.9%
     15,800   @,L   Genzyme Corp.                        747,814
                                                    ------------
                                                         747,814
                                                    ------------
                    BUILDING MATERIALS: 2.4%
     16,500         Martin Marietta Materials,
                      Inc.                               731,445
     43,600         Masco Corp.                        1,359,448
                                                    ------------
                                                       2,090,893
                                                    ------------
                    CHEMICALS: 0.4%
      7,700    L    Eastman Chemical Co.                 355,971
                                                    ------------
                                                         355,971
                                                    ------------
                    COMMERCIAL SERVICES: 0.7%
      1,400   @,@@  Accenture Ltd.                        38,472
     11,200    L    Equifax, Inc.                        277,200
     12,200         Viad Corp.                           329,522
                                                    ------------
                                                         645,194
                                                    ------------
                    COMPUTERS: 0.4%
      9,600    @    Dell, Inc.                           343,872
                                                    ------------
                                                         343,872
                                                    ------------
                    COSMETICS/PERSONAL CARE: 1.0%
     12,800         Kimberly-Clark Corp.                 843,264
                                                    ------------
                                                         843,264
                                                    ------------
                    DIVERSIFIED FINANCIAL SERVICES: 7.6%
     52,900         Citigroup, Inc.                    2,459,849
     21,900         Freddie Mac                        1,386,270
     34,700         JPMorgan Chase & Co.               1,345,319
     28,200         Morgan Stanley                     1,488,114
                                                    ------------
                                                       6,679,552
                                                    ------------


  Shares                                               Value
----------------------------------------------------------------
                    ELECTRIC: 3.5%
     16,200    L    American Electric Power Co.,
                      Inc.                          $    518,400
     20,800   @,L   CMS Energy Corp.                     189,904
      5,400    L    Dominion Resources, Inc.             340,632
     31,300         Exelon Corp.                       1,041,977
     21,900    L    FirstEnergy Corp.                    819,279
      9,400    L    Pepco Holdings, Inc.                 171,832
                                                    ------------
                                                       3,082,024
                                                    ------------
                    ELECTRONICS: 0.6%
     10,300   @,L   Mettler Toledo Intl., Inc.           506,142
                                                    ------------
                                                         506,142
                                                    ------------
                    FOOD: 0.8%
     26,900         Albertson's, Inc.                    713,926
                                                    ------------
                                                         713,926
                                                    ------------
                    FOREST PRODUCTS AND PAPER: 0.4%
     11,700    L    MeadWestvaco Corp.                   343,863
                                                    ------------
                                                         343,863
                                                    ------------
                    GAS: 0.6%
     15,400         Sempra Energy                        530,222
                                                    ------------
                                                         530,222
                                                    ------------
                    HEALTHCARE -- PRODUCTS: 2.4%
      5,100         Guidant Corp.                        284,988
     25,500         Johnson & Johnson                  1,420,350
      9,200         Medtronic, Inc.                      448,224
                                                    ------------
                                                       2,153,562
                                                    ------------
                    HEALTHCARE -- SERVICES: 2.7%
      6,500   @,L   Anthem, Inc.                         582,140
      4,000    @    Quest Diagnostics                    339,800
     23,680         UnitedHealth Group, Inc.           1,474,080
                                                    ------------
                                                       2,396,020
                                                    ------------
                    INSURANCE: 3.1%
     12,300         Aflac, Inc.                          501,963
     12,400         American Intl. Group, Inc.           883,872
      8,800         Hartford Financial Services
                      Group, Inc.                        604,912
     19,000         Willis Group Holdings Ltd.           711,550
                                                    ------------
                                                       2,702,297
                                                    ------------
                    MEDIA: 3.3%
      4,700         Gannett Co., Inc.                    398,795
     59,700    @    Time Warner, Inc.                  1,049,526
     33,218         Viacom, Inc.                       1,186,547
     12,200    @    Westwood One, Inc.                   290,360
                                                    ------------
                                                       2,925,228
                                                    ------------
                    MISCELLANEOUS MANUFACTURING: 2.5%
     15,200         Illinois Tool Works, Inc.          1,457,528
     10,900    @@   Ingersoll-Rand Co.                   744,579
                                                    ------------
                                                       2,202,107
                                                    ------------
                    OIL AND GAS: 2.7%
      9,800         ConocoPhillips                       747,642
     32,100         Exxon Mobil Corp.                  1,425,561
      4,300    L    Kerr-McGee Corp.                     231,211
                                                    ------------
                                                       2,404,414
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING UBS U.S. BALANCED PORTFOLIO      as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------


  Shares                                               Value
----------------------------------------------------------------
                    PHARMACEUTICALS: 5.9%
     20,500    L    Allergan, Inc.                  $  1,835,160
     20,400         Bristol-Myers Squibb Co.             499,800
     10,200   @,L   Cephalon, Inc.                       550,800
     48,100         Mylan Laboratories                   974,025
     35,650         Wyeth                              1,289,104
                                                    ------------
                                                       5,148,889
                                                    ------------
                    RETAIL: 2.3%
     28,400   @,L   Costco Wholesale Corp.             1,166,388
     11,400   @,L   Kohl's Corp.                         481,992
     17,100    L    TJX Cos., Inc.                       412,794
                                                    ------------
                                                       2,061,174
                                                    ------------
                    SOFTWARE: 3.3%
     66,800         Microsoft Corp.                    1,907,808
     53,700    @    Oracle Corp.                         640,641
     11,700    @    Veritas Software Corp.               324,090
                                                    ------------
                                                       2,872,539
                                                    ------------
                    TELECOMMUNICATIONS: 3.1%
     85,500   @,L   Nextel Communications, Inc.        2,279,430
     19,200         SBC Communications, Inc.             465,600
                                                    ------------
                                                       2,745,030
                                                    ------------
                    TRANSPORTATION: 1.9%
     46,900         Burlington Northern Santa Fe
                      Corp                             1,644,783
                                                    ------------
                                                       1,644,783
                                                    ------------
                    Total Common Stock
                    (Cost $48,415,271)                53,826,473
                                                    ------------
 Principal
  Amount                                               Value
----------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.7%
                    FEDERAL HOME LOAN MORTGAGE
                      CORPORATION: 3.1%
$   250,000    L    2.875%, due 12/15/06            $    247,709
     24,991         5.000%, due 11/01/07                  25,462
    545,000    L    5.125%, due 07/15/12                 551,584
    923,324         5.500%, due 04/01/18                 945,960
    235,281         5.500%, due 01/01/19                 241,049
    104,199         6.000%, due 12/01/17                 108,818
    230,280         6.000%, due 03/01/29                 236,263
    321,643         6.000%, due 05/01/33                 329,020
     50,979         6.500%, due 06/01/29                  53,264
                                                    ------------
                                                       2,739,129
                                                    ------------
                    FEDERAL NATIONAL MORTGAGE ASSOCIATION: 6.7%
    480,000         2.625%, due 01/19/07                 470,824
    121,143         4.341%, due 03/01/34                 120,856
    101,413         4.468%, due 06/01/33                 102,730
    433,979         4.588%, due 11/01/33                 446,415
    288,696         5.000%, due 03/01/34                 279,881
    886,607         5.500%, due 11/01/17                 909,658
    115,619         6.000%, due 08/01/17                 120,630
     80,102         6.000%, due 04/01/18                  83,635
  1,068,560         6.000%, due 06/01/23               1,102,818
    132,272         6.000%, due 03/01/29                 135,744
    403,972         6.000%, due 10/01/33                 413,021
    115,000         6.250%, due 02/01/11                 123,636
    316,692         6.500%, due 04/01/17                 334,859
    518,512         6.500%, due 12/01/28                 541,486
     51,677         6.500%, due 05/01/30                  53,967
    345,000         6.625%, due 11/15/30                 380,932
    161,296         7.500%, due 11/01/32                 172,705
                                                    ------------
                                                       5,793,797
                                                    ------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
                    FEDERAL HOME LOAN MORTGAGE
                      CORPORATION: 2.0%
$   310,000         3.875%, due 01/12/09            $    305,062
    670,000         5.000%, due 01/30/14                 649,705
    800,000         6.000%, due 08/15/33                 813,750
                                                    ------------
                                                       1,768,517
                                                    ------------
                    GOVERNMENT NATIONAL MORTGAGE
                      ASSOCIATION: 0.9%
     55,748         4.000%, due 12/20/29                  56,466
    505,196         6.000%, due 07/15/29                 519,688
    250,530         6.000%, due 01/20/34                 255,612
                                                    ------------
                                                         831,766
                                                    ------------
                    Total U.S. Government
                      Agency Obligations
                      (Cost $11,237,579)              11,133,209
                                                    ------------
U.S. TREASURY OBLIGATIONS: 6.7%
                    SOVEREIGN: 0.2%
    155,000         8.750%, due 05/15/17                 210,146
                                                    ------------
                                                         210,146
                                                    ------------
                    U.S. TREASURY BONDS: 2.0%
    525,000    L    5.375%, due 02/15/31                 529,656
    580,000    L    6.250%, due 08/15/23                 642,441
    505,000    L    6.250%, due 05/15/30                 565,580
                                                    ------------
                                                       1,737,677
                                                    ------------
                    U.S. TREASURY NOTES: 4.5%
    605,000    L    1.625%, due 02/28/06                 596,327
     75,000    L    1.875%, due 11/30/05                  74,505
  1,210,000    L    3.375%, due 12/15/08               1,194,971
  2,110,000    L    4.250%, due 08/15/13               2,060,383
                                                    ------------
                                                       3,926,186
                                                    ------------
                    Total U.S. Treasury
                      Obligations
                      (Cost $5,849,584)                5,874,009
                                                    ------------
INVESTMENT COMPANY: 6.3%
                    INVESTMENT COMPANIES: 6.3%
     95,146    @    UBS High Yield Relationship
                      Fund, .000%                      1,620,732
    111,919    @    UBS SmallCap Equity, .000%         3,913,743
                                                    ------------
                    Total Investment Company
                      (Cost $5,300,000)                5,534,475
                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 5.7%
                    AGENCY COLLATERAL PAC CMO: 0.3%
    295,775         Government National Mortgage
                      Association, 6.500%, due
                      11/20/30                           298,947
                                                    ------------
                                                         298,947
                                                    ------------
                    AUTOMOBILE ASSET BACKED SECURITIES: 0.2%
    200,000         MMCA Automobile Trust, 6.190%,
                      due 06/15/07                       203,020
                                                    ------------
                                                         203,020
                                                    ------------
                    COMMERCIAL MORTGAGE-BACKED
                      SECURITIES: 2.6%
     55,000         COMM, 2.197%, due 11/15/13            55,131
     45,000         COMM, 2.600%, due 11/15/13            45,156
    224,199         DLJ Commercial Mortgage Corp.,
                      6.080%, due 03/10/32               234,858
     92,363         First Union Commercial
                      Mortgage Securities, Inc.,
                      6.650%, due 11/18/29                98,300
    380,357         Four Times Square Trust,
                      7.690%, due 04/15/15               419,854

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING UBS U.S. BALANCED PORTFOLIO      as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
                    COMMERCIAL MORTGAGE-BACKED SECURITIES
                      (CONTINUED)
$   217,852         GS Mortgage Securities Corp
                      II, 6.312%, due 04/13/31      $    228,577
    218,250         JPMorgan Commercial Mortgage
                      Finance Corp., 7.325%, due
                      07/15/31                           227,605
    250,000         JPMorgan Commercial Mortgage
                      Finance Corp., 7.400%, due
                      07/15/31                           277,700
    181,185         LB Commercial Conduit Mortgage
                      Trust, 6.410%, due 06/15/31        189,300
    350,000         PNC Mortgage Acceptance Corp.,
                      7.610%, due 02/15/10               396,517
                                                    ------------
                                                       2,172,998
                                                    ------------
                    DIVERSIFIED FINANCIAL SERVICES: 0.7%
    200,000         DLJ Commercial Mortgage Corp.,
                      6.460%, due 03/10/32               216,072
    184,723         Morgan Stanley Dean Witter
                      Capital I, 7.420%, due
                      11/15/36                           200,304
    200,000         Morgan Stanley Dean Witter
                      Capital I, 7.570%, due
                      11/15/36                           226,742
                                                    ------------
                                                         643,118
                                                    ------------
                    HOME EQUITY ASSET-BACKED SECURITIES: 0.2%
    101,496         Countrywide Asset-Backed
                      Certificates, 1.440%, due
                      06/25/33                           101,740
     79,089         RAFC Asset-Backed Trust,
                      5.115%, due 11/25/29                80,456
                                                    ------------
                                                         182,196
                                                    ------------
                    OTHER ASSET-BACKED SECURITIES: 0.6%
    107,280         California Infrastructure
                      PG&E-1, 6.420%, due 09/25/08       112,017
    185,000         CenterPoint Energy Transition
                      Bond Co. LLC, 5.630%, due
                      09/15/15                           193,067
    200,000         Massachusetts RRB Special
                      Purpose Trust, 7.030%, due
                      03/15/12                           222,856
                                                    ------------
                                                         527,940
                                                    ------------
                    WHOLE LOAN COLLATERALLIZED MORTGAGE: 1.1%
    311,905         CS First Boston Mortgage
                      Securities Corp., 7.000%,
                      due 11/25/33                       320,638
    223,257         GMAC Mortgage Corp Loan Trust,
                      4.782%, due 12/19/33               218,438
    100,000         Paragon Mortgages PLC, 0.000%,
                      due 05/15/43                       100,000
    186,731         Structured Adjustable Rate
                      Mortgage Loan Trust, 4.940%,
                      due 03/25/34                       187,413
    170,000         Structured Asset Securities
                      Corp., 6.080%, due 11/25/32        169,062
                                                    ------------
                                                         995,551
                                                    ------------
                    Total Collateralized Mortgage
                      Obligations and Asset-
                      Backed Securities
                      (Cost $5,145,171)                5,023,770
                                                    ------------
CORPORATE BONDS: 3.6%
                    AEROSPACE/DEFENSE: 0.0%
     30,000         General Dynamics Corp.,
                      3.000%, due 05/15/08                28,989
                                                    ------------
                                                          28,989
                                                    ------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
                    AGRICULTURE: 0.0%
$    25,000         Altria Group, Inc., 7.750%,
                      due 01/15/27                  $     25,630
                                                    ------------
                                                          25,630
                                                    ------------
                    AUTO MANUFACTURERS: 0.2%
    110,000         DaimlerChrysler NA Holding
                      Corp., 4.050%, due 06/04/08        107,953
     35,000    L    Ford Motor Co., 7.450%, due
                      07/16/31                            33,457
     35,000         General Motors Corp., 8.375%,
                      due 07/15/33                        37,152
                                                    ------------
                                                         178,562
                                                    ------------
                    BANKS: 0.4%
     55,000         Bank of America Corp., 7.400%,
                      due 01/15/11                        62,414
     45,000         Bank One Corp., 7.875%, due
                      08/01/10                            52,114
     45,000         Wachovia Bank, 7.800%, due
                      08/18/10                            52,065
     50,000         Wells Fargo Bank NA, 6.450%,
                      due 02/01/11                        54,588
                                                    ------------
                                                         221,181
                                                    ------------
                    BEVERAGES: 0.1%
     25,000    @@   Diageo Capital PLC, 3.375%,
                      due 03/20/08                        24,504
     25,000         Miller Brewing Co., 5.500%,
                      due 08/15/13                        25,132
                                                    ------------
                                                          49,636
                                                    ------------
                    CHEMICALS: 0.0%
     40,000         ICI Wilmington, Inc., 4.375%,
                      due 12/01/08                        39,276
                                                    ------------
                                                          39,276
                                                    ------------
                    COMMERCIAL SERVICES: 0.1%
     25,000    @    Cendant Corp., 6.250%, due
                      01/15/08                            26,681
     35,000    @    Hertz Corp., 7.625%, due
                      08/15/07                            37,537
     30,000         McKesson Corp., 7.750%, due
                      02/01/12                            34,215
                                                    ------------
                                                          98,433
                                                    ------------
                    COSMETICS/PERSONAL CARE: 0.0%
     35,000         Avon Products, Inc., 7.150%,
                      due 11/15/09                        39,385
                                                    ------------
                                                          39,385
                                                    ------------
                    DIVERSIFIED FINANCIAL SERVICES: 1.6%
     30,000    L    Bombardier Capital, Inc.,
                      6.125%, due 06/29/06                29,706
     65,000         Citigroup, Inc., 7.250%, due
                      10/01/10                            73,296
     30,000    L    Countrywide Home Loans, Inc.,
                      3.250%, due 05/21/08                28,884
     35,000    @    Credit Suisse First Boston,
                      6.500%, due 01/15/12                37,667
     70,000         Erac USA Finance Co., 7.350%,
                      due 06/15/08                        77,406
    155,000    L    Ford Motor Credit Co., 5.800%,
                      due 01/12/09                       156,611
     35,000         Ford Motor Credit Co., 7.375%,
                      due 02/01/11                        36,965
     25,000         GATX Financial Corp., 6.875%,
                      due 11/01/04                        25,419
    240,000         General Electric Capital
                      Corp., 6.000%, due 06/15/12        253,671
     30,000         General Electric Capital
                      Corp., 6.750%, due 03/15/32         32,355

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING UBS U.S. BALANCED PORTFOLIO      as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
                    DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$    50,000         General Motors Acceptance
                      Corp, 8.000%, due 11/01/31    $     51,373
     45,000         General Motors Acceptance
                      Corp., 6.875%, due 09/15/11         46,203
    105,000    L    Goldman Sachs Group, Inc.,
                      6.875%, due 01/15/11               115,419
     40,000    @    Household Finance Corp.,
                      6.750%, due 05/15/11                43,773
     30,000         International Lease Finance
                      Corp., 3.500%, due 04/01/09         28,557
     75,000         JPMorgan Chase & Co., 6.750%,
                      due 02/01/11                        81,852
    135,000         Morgan Stanley, 6.750%, due
                      04/15/11                           148,145
     35,000         SLM Corp., 5.625%, due
                      04/10/07                            36,804
                                                    ------------
                                                       1,304,106
                                                    ------------
                    ELECTRIC: 0.1%
     60,000    @    Consolidated Edison Co. of New
                      York, 7.500%, due 09/01/10          68,733
     30,000         PPL Capital Funding Trust I,
                      4.330%, due 03/01/09                29,070
                                                    ------------
                                                          97,803
                                                    ------------
                    FOOD: 0.2%
     45,000         Kraft Foods, Inc., 5.625%, due
                      11/01/11                            45,846
     35,000    @    Kroger Co., 7.500%, due
                      04/01/31                            38,855
     45,000    @    Safeway, Inc., 3.800%, due
                      08/15/05                            45,445
     25,000         Unilever Capital Corp.,
                      7.125%, due 11/01/10                28,319
                                                    ------------
                                                         158,465
                                                    ------------
                    HOLDING COMPANIES -- DIVERSIFIED: 0.0%
     30,000         Rio Tinto Finance USA Ltd.,
                      2.625%, due 09/30/08                28,168
                                                    ------------
                                                          28,168
                                                    ------------
                    HOME BUILDERS: 0.1%
     45,000         Centex Corp., 9.750%, due
                      06/15/05                            47,694
                                                    ------------
                                                          47,694
                                                    ------------
                    HOUSEWARES: 0.0%
     30,000         Newell Rubbermaid, Inc.,
                      4.000%, due 05/01/10                28,514
                                                    ------------
                                                          28,514
                                                    ------------
                    LEISURE TIME: 0.0%
     40,000         Harley-Davidson, Inc., 3.625%,
                      due 12/15/08                        39,179
                                                    ------------
                                                          39,179
                                                    ------------
                    MEDIA: 0.1%
     45,000    @    AOL Time Warner, Inc., 7.625%,
                      due 04/15/31                        48,841
     40,000   @,L   Comcast Cable Communications,
                      6.750%, due 01/30/11                43,221
                                                    ------------
                                                          92,062
                                                    ------------
                    MISCELLANEOUS MANUFACTURING: 0.0%
     30,000         Eastman Kodak Co., 3.625%, due
                      05/15/08                            28,407
                                                    ------------
                                                          28,407
                                                    ------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
                    MULTI-NATIONAL: 0.2%
$    45,000    L    European Investment Bank,
                      4.875%, due 09/06/06          $     46,739
     45,000    L    Inter-American Development
                      Bank, 5.750%, due 02/26/08          48,221
     60,000         International Bank For
                      Reconstruction &
                      Development, 4.375%, due
                      09/28/06                            61,711
                                                    ------------
                                                         156,671
                                                    ------------
                    OFFICE/BUSINESS EQUIPMENT: 0.0%
     25,000         Pitney Bowes Inc, 4.625%, due
                      10/01/12                            24,380
                                                    ------------
                                                          24,380
                                                    ------------
                    OIL AND GAS: 0.1%
     30,000         ConocoPhillips, 8.750%, due
                      05/25/10                            36,303
     25,000         Marathon Oil Corp., 6.125%,
                      due 03/15/12                        26,418
                                                    ------------
                                                          62,721
                                                    ------------
                    PHARMACEUTICALS: 0.0%
     35,000         Wyeth, 5.500%, due 03/15/13           33,836
                                                    ------------
                                                          33,836
                                                    ------------
                    PIPELINES: 0.0%
     25,000         Kinder Morgan, Inc., 6.650%,
                      due 03/01/05                        25,699
                                                    ------------
                                                          25,699
                                                    ------------
                    REAL ESTATE: 0.0%
     25,000         EOP Operating LP, 7.250%, due
                      06/15/28                            25,972
                                                    ------------
                                                          25,972
                                                    ------------
                    TELECOMMUNICATIONS: 0.4%
     35,000         AT&T Corp., 8.750%, due
                      11/15/31                            34,251
     25,000    @    AT&T Wireless Services, Inc.,
                      8.750%, due 03/01/31                30,568
     55,000   @,L   Citizens Communications Co.,
                      9.250%, due 05/15/11                57,558
     25,000    @    Deutsche Telekom Intl. Finance
                      BV, 8.750%, due 06/15/30            30,516
     25,000         Motorola, Inc., 7.625%, due
                      11/15/10                            28,182
     15,000    L    Sprint Capital Corp., 8.375%,
                      due 03/15/12                        17,265
     20,000    L    Telecom Italia Capital SA,
                      5.250%, due 11/15/13                19,392
     25,000    @@   TELUS Corp., 8.000%, due
                      06/01/11                            28,452
     35,000         Verizon Global Funding Corp.,
                      6.500%, due 09/15/11                37,348
                                                    ------------
                                                         283,532
                                                    ------------
                    TRANSPORTATION: 0.0%
     25,000         Burlington Northern Santa Fe
                      Corp., 7.082%, due 05/13/29         27,220
                                                    ------------
                                                          27,220
                                                    ------------
                    Total Corporate Bonds
                      (Cost $3,218,135)                3,145,521
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING UBS U.S. BALANCED PORTFOLIO      as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
OTHER BONDS: 0.1%
                    SOVEREIGN: 0.1%
$   100,000         Mexico Government Intl. Bond,
                      8.125%, due 12/30/19          $    107,250
                                                    ------------
                    Total Other Bonds
                      (Cost $110,249)                    107,250
                                                    ------------
                    Total Long-Term Investments
                      (Cost $79,275,989)              84,644,707
                                                    ------------
SHORT-TERM INVESTMENTS: 20.4%
                    SECURITY LENDING COLLATERAL(CC): 20.4%
 17,960,238         The Bank of New York
                      Institutional Cash Reserves
                      Fund, 1.254%, due 07/01/04      17,960,238
                                                    ------------
                    Total Security Lending
                      Collateral
                      (Cost $17,960,238)              17,960,238
                                                    ------------
                    Total Short-Term Investments
                      (Cost $17,960,238)              17,960,238
                                                    ------------

            TOTAL INVESTMENTS IN SECURITIES
              (COST $97,236,227)*           116.7%   $102,604,945
            OTHER ASSETS AND
              LIABILITIES-NET               (16.7)    (14,690,162)
                                            -----    ------------
            NET ASSETS                      100.0%   $ 87,914,783
                                            =====    ============

 @     Non-income producing security
 @@    Foreign issuer
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004.
 cc    Security purchased with cash collateral for securities
       loaned.
 *     Cost for federal income tax purposes is $97,701,035. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                  $ 6,134,176
      Gross Unrealized Depreciation                   (1,230,266)
                                                     -----------
      Net Unrealized Appreciation                    $ 4,903,910
                                                     ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN EQUITY GROWTH PORTFOLIO           as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                  Value
------------------------------------------------------------------
COMMON STOCK: 98.7%
                   AEROSPACE/DEFENSE: 1.3%
     12,355        United Technologies Corp.           $ 1,130,235
                                                       -----------
                                                         1,130,235
                                                       -----------
                   APPAREL: 0.5%
     10,175        Coach, Inc.                             459,808
                                                       -----------
                                                           459,808
                                                       -----------
                   BANKS: 1.0%
     16,025        Fifth Third Bancorp                     861,825
                                                       -----------
                                                           861,825
                                                       -----------
                   BEVERAGES: 3.6%
     43,970        Coca-Cola Co.                         2,219,606
     17,515        PepsiCo, Inc.                           943,708
                                                       -----------
                                                         3,163,314
                                                       -----------
                   BIOTECHNOLOGY: 3.3%
     16,573    @   Amgen, Inc.                             904,389
      6,975    @   Biogen IDEC, Inc.                       441,169
      6,140    @   Celgene Corp.                           351,576
      5,550    @   Chiron Corp.                            247,752
     13,600        Genentech, Inc.                         764,320
     10,030        Telik, Inc.                             239,416
                                                       -----------
                                                         2,948,622
                                                       -----------
                   COMMERCIAL SERVICES: 1.7%
     37,875    @   Accenture Ltd.                        1,040,805
     13,300        Paychex, Inc.                           450,604
                                                       -----------
                                                         1,491,409
                                                       -----------
                   COMPUTERS: 2.9%
     36,375    @   Dell, Inc.                            1,302,953
     77,075        EMC Corp.                               878,655
     19,500    @   Network Appliance, Inc.                 419,835
                                                       -----------
                                                         2,601,443
                                                       -----------
                   COSMETICS/PERSONAL CARE: 2.5%
     10,060        Kimberly-Clark Corp.                    662,753
     28,300        Procter & Gamble Co.                  1,540,652
                                                       -----------
                                                         2,203,405
                                                       -----------
                   DIVERSIFIED FINANCIAL SERVICES: 11.8%
     26,825        American Express Co.                  1,378,269
     50,400        Ameritrade Holding Corp.                572,040
     71,150        Citigroup, Inc.                       3,308,474
     15,700        Fannie Mae                            1,120,352
     16,275        Goldman Sachs Group, Inc.             1,532,454
      8,800        Lehman Brothers Holdings Inc            662,200
     68,525        MBNA Corp.                            1,767,259
                                                       -----------
                                                        10,341,048
                                                       -----------
                   ELECTRONICS: 0.5%
     13,060    @   Amphenol Corp.                          435,159
                                                       -----------
                                                           435,159
                                                       -----------
                   ENTERTAINMENT: 1.5%
     12,885        GTECH Holdings Corp.                    596,704
     19,450        International Game Technology           750,770
                                                       -----------
                                                         1,347,474
                                                       -----------
                   HEALTHCARE -- PRODUCTS: 5.3%
     28,675    @   Boston Scientific Corp.               1,227,290
      5,000    @   Dade Behring Holdings Inc               237,600
      3,525        Guidant Corp.                           196,977
      4,715    @   Inamed Corp.                            296,338
     24,075        Johnson & Johnson                     1,340,977
     18,000        Medtronic, Inc.                         876,960
      6,670        St. Jude Medical, Inc.                  504,586
                                                       -----------
                                                         4,680,728
                                                       -----------

  Shares                                                  Value
------------------------------------------------------------------
                   HEALTHCARE-SERVICES: 1.8%
      7,835    @   Anthem, Inc.                        $   701,703
     14,525        UnitedHealth Group, Inc.                904,181
                                                       -----------
                                                         1,605,884
                                                       -----------
                   INSURANCE: 1.4%
     17,950        American Intl. Group, Inc.            1,279,476
                                                       -----------
                                                         1,279,476
                                                       -----------
                   INTERNET: 7.8%
     12,400        Amazon.Com, Inc.                        674,560
     20,110    @   eBay, Inc.                            1,849,115
     72,530        InterActiveCorp.                      2,186,054
     10,700    @   Symantec Corp.                          468,446
     47,500    @   Yahoo!, Inc.                          1,725,675
                                                       -----------
                                                         6,903,850
                                                       -----------
                   LEISURE TIME: 0.6%
     10,400        Carnival Corp.                          488,800
                                                       -----------
                                                           488,800
                                                       -----------
                   LODGING: 0.5%
     11,290        Wynn Resorts Ltd.                       436,133
                                                       -----------
                                                           436,133
                                                       -----------
                   MEDIA: 2.5%
     15,750        News Corp. Ltd.                         557,865
     43,800    @   Time Warner, Inc.                       770,004
     27,660        Univision Communications, Inc.          883,184
                                                       -----------
                                                         2,211,053
                                                       -----------
                   MISCELLANEOUS MANUFACTURING: 8.8%
      4,925        3M Co.                                  443,299
    172,075        General Electric Co.                  5,575,229
     54,275   @@   Tyco Intl. Ltd.                       1,798,674
                                                       -----------
                                                         7,817,202
                                                       -----------
                   OIL AND GAS: 1.8%
     29,800        Exxon Mobil Corp.                     1,323,418
      3,520        Murphy Oil Corp.                        259,424
                                                       -----------
                                                         1,582,842
                                                       -----------
                   OIL AND GAS SERVICES: 0.8%
     11,905    @   Smith Intl., Inc.                       663,823
                                                       -----------
                                                           663,823
                                                       -----------
                   PHARMACEUTICALS: 8.0%
      3,030        Allergan, Inc.                          271,246
     17,100        Bristol-Myers Squibb Co.                418,950
     17,700    @   Caremark Rx, Inc.                       583,038
      5,075        Eli Lilly & Co.                         354,793
      9,800    @   Forest Laboratories, Inc.               554,974
      5,500    @   Gilead Sciences, Inc.                   368,500
    105,765        Pfizer, Inc.                          3,625,624
     13,435   @@   Teva Pharmaceutical
                     Industries ADR                        904,041
                                                       -----------
                                                         7,081,166
                                                       -----------
                   RETAIL: 7.0%
      3,610        Bed Bath & Beyond, Inc.                 138,805
     16,496    @   Chico's FAS, Inc.                       744,959
     12,400    @   Kohl's Corp.                            524,272
     16,750        Lowe's Cos., Inc.                       880,213
     12,775        Outback Steakhouse, Inc.                528,374
     14,760        Petsmart, Inc.                          478,962
     15,150    @   Staples, Inc.                           444,047
     11,776        Target Corp.                            500,127
     16,300        TJX Cos., Inc.                          393,482
     18,525        Wal-Mart Stores, Inc.                   977,378
     15,865    @   Yum! Brands, Inc.                       590,495
                                                       -----------
                                                         6,201,114
                                                       -----------

                 See Accompanying Notes to Financial Statements

ING                                                     PORTFOLIO OF INVESTMENTS
VAN KAMPEN EQUITY GROWTH PORTFOLIO as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

  Shares                                                  Value
------------------------------------------------------------------
                   SEMICONDUCTORS: 5.9%
     28,250        Analog Devices, Inc.                $ 1,330,010
     56,250        Intel Corp.                           1,552,500
     28,100        Linear Technology Corp.               1,109,107
     20,600        Marvell Technology Group Ltd.           550,020
     27,250        Texas Instruments, Inc.                 658,905
                                                       -----------
                                                         5,200,542
                                                       -----------
                   SOFTWARE: 8.5%
      8,200        Adobe Systems, Inc.                     381,300
     19,300    @   Mercury Interactive Corp.               961,719
    164,550        Microsoft Corp.                       4,699,547
     20,100    @   Novell, Inc.                            168,639
     47,875    @   Oracle Corp.                            571,149
     13,500        Red Hat, Inc.                           310,095
     14,925    @   Veritas Software Corp.                  413,423
                                                       -----------
                                                         7,505,872
                                                       -----------
                   TELECOMMUNICATIONS: 5.6%
    117,375    @   Cisco Systems, Inc.                   2,781,788
     20,125        Juniper Networks, Inc.                  494,471
     38,625        Motorola, Inc.                          704,906
     12,900        Qualcomm, Inc.                          941,442
                                                       -----------
                                                         4,922,607
                                                       -----------
                   TRANSPORTATION: 1.8%
     15,995        CH Robinson Worldwide, Inc.             733,211
     11,800        United Parcel Service, Inc.             887,006
                                                       -----------
                                                         1,620,217
                                                       -----------
                   Total Common Stock
                   (Cost $85,169,067)                   87,185,051
                                                       -----------
                                                        87,185,051
                                                       -----------
                   Total Long-Term Investments
                     (Cost $85,169,067)                 87,185,051
                                                       -----------

            TOTAL INVESTMENTS IN SECURITIES
            (COST $85,169,067)*               98.7%   $87,185,051
            OTHER ASSETS AND
              LIABILITIES-NET                  1.3      1,178,411
                                             -----    -----------
            NET ASSETS                       100.0%   $88,363,462
                                             =====    ===========

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is $85,287,171. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                  $2,726,177
      Gross Unrealized Depreciation                    (828,297)
                                                     ----------
      Net Unrealized Appreciation                    $1,897,880
                                                     ==========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO        as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


Shares                                                    Value
-------------------------------------------------------------------
COMMON STOCK: 92.3%
               CANADA: 2.5%
139,470        Torstar Corp.                           $  2,806,564
                                                       ------------
                                                          2,806,564
                                                       ------------
               FINLAND: 4.5%
 82,594        Kone OYJ                                   4,992,238
                                                       ------------
                                                          4,992,238
                                                       ------------
               FRANCE: 6.4%
 29,868        Aventis SA                                 2,254,826
 54,812        Groupe Danone                              4,781,454
                                                       ------------
                                                          7,036,280
                                                       ------------
               GERMANY: 6.1%
783,962        Actris AG                                  6,763,808
                                                       ------------
                                                          6,763,808
                                                       ------------
               ITALY: 0.3%
  6,963        Davide Campari-Milano S.p.A                  343,859
                                                       ------------
                                                            343,859
                                                       ------------
               NETHERLANDS: 6.1%
109,278    @   Numico NV                                  3,511,287
232,404        Reed Elsevier NV                           3,262,981
                                                       ------------
                                                          6,774,268
                                                       ------------
               SPAIN: 3.5%
 53,165        Altadis SA                                 1,642,951
106,887        Zardoya-Otis SA                            2,249,760
                                                       ------------
                                                          3,892,711
                                                       ------------
               SWEDEN: 4.0%
436,647        Swedish Match AB                           4,463,300
                                                       ------------
                                                          4,463,300
                                                       ------------
               SWITZERLAND: 7.8%
 18,655        Nestle SA                                  4,975,064
 83,045        Novartis AG                                3,663,555
                                                       ------------
                                                          8,638,619
                                                       ------------
               UNITED KINGDOM: 32.6%
544,698        Allied Domecq PLC                          4,647,644
542,361        British American Tobacco PLC               8,404,620
168,030        Capital Radio PLC                          1,340,778
342,463        Diageo PLC                                 4,617,555
186,301        GlaxoSmithKline PLC                        3,770,482
163,779        Imperial Tobacco Group PLC                 3,528,516
191,428        Reckitt Benckiser PLC                      5,419,084
925,210        SMG PLC                                    1,967,300
201,050        WPP Group PLC                              2,041,783
                                                       ------------
                                                         35,737,762
                                                       ------------
               UNITED STATES: 18.5%
 88,863        Altria Group, Inc.                         4,447,593
117,320        Bristol-Myers Squibb Co.                   2,874,340
 27,207        Brown-Forman Corp.                         1,313,282
 15,848        Fortune Brands, Inc.                       1,195,415
 42,099        Kimberly-Clark Corp.                       2,773,482
 82,922        Merck & Co., Inc.                          3,938,795
 85,043        New York Times Co.                         3,802,273
                                                       ------------
                                                         20,345,180
                                                       ------------
               Total Common Stock
                 (Cost $87,010,177)                     101,794,589
                                                       ------------

          TOTAL INVESTMENTS IN SECURITIES
            (COST $87,010,177)*               92.3%   $101,794,589
          OTHER ASSETS AND
            LIABILITIES-NET                    7.7       8,447,377
                                             -----    ------------
          NET ASSETS                         100.0%   $110,241,966
                                             =====    ============

 @    Non-income producing security
 *    Cost for federal income tax purposes is $87,179,692
      financial statement purposes. Net unrealized appreciation
      consists of:

     Gross Unrealized Appreciation                   $14,952,055
     Gross Unrealized Depreciation                      (337,158)
                                                     -----------
     Net Unrealized Appreciation                     $14,614,897
                                                     ===========

                                                   Percentage of
Industry                                             Net Assets
-----------------------------------------------------------------
Agriculture                                             22.2%
Beverages                                                9.9
Cosmetics/Personal Care                                  2.5
Food                                                    18.2
Hand/Machine Tools                                       4.5
Household Products/Wares                                 6.0
Machinery -- Diversified                                 2.0
Media                                                   12.0
Pharmaceuticals                                         15.0
Other Assets and Liabilities, Net                        7.7
                                                       -----
NET ASSETS                                             100.0%
                                                       =====

At June 30, 2004, the following forward currency exchange contracts were outstanding for the ING Van Kampen Global Franchise Portfolio:

                                                   IN                       UNREALIZED
                                  SETTLEMENT    EXCHANGE                   APPRECIATION
CURRENCY               BUY/SELL      DATE         FOR          VALUE      (DEPRECIATION)
--------               --------   ----------   ----------   -----------   --------------
                                                      USD
British Pound
GBP 10,845,000           Sell     08/04/2004   19,800,801   $19,605,600      $195,201
Euro
EUR 15,457               Sell     07/01/2004       18,787        18,806           (19)
                                                                             --------
                                                                             $195,182
                                                                             ========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO       as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


  Shares                                               Value
----------------------------------------------------------------
COMMON STOCK: 95.5%
                    ADVERTISING: 0.7%
    405,100   @,L   Interpublic Group of Cos.,
                      Inc.                          $  5,562,023
                                                    ------------
                                                       5,562,023
                                                    ------------
                    AEROSPACE/DEFENSE: 1.0%
    155,220         Northrop Grumman Corp.             8,335,314
                                                    ------------
                                                       8,335,314
                                                    ------------
                    AGRICULTURE: 0.7%
    118,630         Altria Group, Inc.                 5,937,432
                                                    ------------
                                                       5,937,432
                                                    ------------
                    AUTO MANUFACTURERS: 2.2%
    717,030   @@,L  Honda Motor Co. Ltd.              17,438,170
                                                    ------------
                                                      17,438,170
                                                    ------------
                    AUTO PARTS AND EQUIPMENT: 1.8%
    169,220   @@,L  Magna Intl., Inc.                 14,412,467
                                                    ------------
                                                      14,412,467
                                                    ------------
                    BANKS: 3.5%
    120,270         Bank of America Corp.             10,177,247
    231,060         Bank One Corp.                    11,784,061
    107,840         PNC Financial Services Group,
                      Inc.                             5,724,147
                                                    ------------
                                                      27,685,455
                                                    ------------
                    BEVERAGES: 1.3%
    196,580         PepsiCo, Inc.                     10,591,730
                                                    ------------
                                                      10,591,730
                                                    ------------
                    CHEMICALS: 3.5%
    676,950   @@,L  Bayer AG                          19,766,940
    214,060         Dow Chemical Co.                   8,712,242
                                                    ------------
                                                      28,479,182
                                                    ------------
                    COMMERCIAL SERVICES: 2.5%
    370,400   @,@@  Accenture Ltd.                    10,178,592
    411,830    L    Equifax, Inc.                     10,192,793
                                                    ------------
                                                      20,371,385
                                                    ------------
                    COMPUTERS: 2.3%
    370,740         Hewlett-Packard Co.                7,822,614
     68,500         International Business
                      Machines Corp.                   6,038,275
    176,010    @    Sungard Data Systems, Inc.         4,576,260
                                                    ------------
                                                      18,437,149
                                                    ------------
                    COSMETICS/PERSONAL CARE: 1.9%
    232,170         Kimberly-Clark Corp.              15,295,360
                                                    ------------
                                                      15,295,360
                                                    ------------
                    DIVERSIFIED FINANCIAL SERVICES: 8.3%
    310,050         Citigroup, Inc.                   14,417,325
    192,540         Freddie Mac                       12,187,782
    334,990         JPMorgan Chase & Co.              12,987,562
    166,220         Lehman Brothers Holdings, Inc.    12,508,055
    257,240    L    Merrill Lynch & Co., Inc.         13,885,815
                                                    ------------
                                                      65,986,539
                                                    ------------
                    ELECTRIC: 4.1%
    114,030    L    Consolidated Edison, Inc.          4,533,833
    185,620         Edison Intl.                       4,746,303
    153,790    L    Entergy Corp.                      8,613,778
    243,040    L    Exelon Corp.                       8,090,802
    176,740    L    FirstEnergy Corp.                  6,611,843
                                                    ------------
                                                      32,596,559
                                                    ------------


  Shares                                               Value
----------------------------------------------------------------
                    ELECTRONICS: 0.9%
    124,580         Parker Hannifin Corp.           $  7,407,527
                                                    ------------
                                                       7,407,527
                                                    ------------
                    FOOD: 2.7%
    274,760   @@,L  Cadbury Schweppes PLC              9,638,581
    193,430    L    Kraft Foods, Inc.                  6,127,862
     88,610   @@,L  Nestle SA ADR                      5,907,806
                                                    ------------
                                                      21,674,249
                                                    ------------
                    FOREST PRODUCTS AND PAPER: 1.0%
    115,640    L    Temple-Inland, Inc.                8,008,070
                                                    ------------
                                                       8,008,070
                                                    ------------
                    HEALTHCARE-PRODUCTS: 1.9%
    233,620    L    Bausch & Lomb, Inc.               15,201,653
                                                    ------------
                                                      15,201,653
                                                    ------------
                    INSURANCE: 8.5%
    255,780    L    Chubb Corp.                       17,439,079
    130,870         Cigna Corp.                        9,005,165
    188,880         Hartford Financial Services
                      Group, Inc.                     12,983,611
    232,870         Metlife, Inc.                      8,348,390
    192,240    L    Prudential Financial, Inc.         8,933,393
    272,143    L    St. Paul Cos.                     11,032,677
                                                    ------------
                                                      67,742,315
                                                    ------------
                    LODGING: 2.5%
    253,640         Hilton Hotels Corp.                4,732,922
    133,770    L    Marriott Intl., Inc.               6,672,448
    185,930    L    Starwood Hotels & Resorts
                      Worldwide, Inc.                  8,338,961
                                                    ------------
                                                      19,744,331
                                                    ------------
                    MEDIA: 6.7%
    368,370         Clear Channel
                      Communications, Inc.            13,611,272
  1,275,470   @,L   Time Warner, Inc.                 22,422,762
    687,740    L    Walt Disney Co.                   17,530,493
                                                    ------------
                                                      53,564,527
                                                    ------------
                    MINING: 0.7%
    151,760    L    Newmont Mining Corp.               5,882,218
                                                    ------------
                                                       5,882,218
                                                    ------------
                    MISCELLANEOUS MANUFACTURING: 1.9%
    293,550         General Electric Co.               9,511,020
     81,400    @@   Ingersoll-Rand Co.                 5,560,434
                                                    ------------
                                                      15,071,454
                                                    ------------
                    OIL AND GAS: 9.7%
    448,950   @@,L  BP PLC ADR                        24,050,251
    185,250         ConocoPhillips                    14,132,723
    356,010         Exxon Mobil Corp.                 15,810,404
    305,230   @@,L  Royal Dutch Petroleum Co.
                      ADR                             15,771,234
    103,740    L    Valero Energy Corp.                7,651,862
                                                    ------------
                                                      77,416,474
                                                    ------------
                    OIL AND GAS SERVICES: 2.7%
    341,570    L    Schlumberger Ltd.                 21,693,111
                                                    ------------
                                                      21,693,111
                                                    ------------

                 See Accompanying Notes to Financial Statements

ING VAN KAMPEN                                          PORTFOLIO OF INVESTMENTS
GROWTH AND INCOME PORTFOLIO          as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------


  Shares                                               Value
----------------------------------------------------------------
                    PHARMACEUTICALS: 8.0%
    121,870   @@,L  AstraZeneca PLC ADR             $  5,562,147
  1,082,800         Bristol-Myers Squibb Co.          26,528,599
    143,010   @@,L  Roche Holdings, Inc.              14,159,406
    685,320    L    Schering-Plough Corp.             12,664,714
    151,600         Wyeth                              5,481,856
                                                    ------------
                                                      64,396,722
                                                    ------------
                    RETAIL: 2.3%
    237,600         McDonald's Corp.                   6,177,600
    230,690    L    Target Corp.                       9,797,404
     53,300    L    Wal-Mart Stores, Inc.              2,812,108
                                                    ------------
                                                      18,787,112
                                                    ------------
                    SEMICONDUCTORS: 1.0%
    304,290         Intel Corp.                        8,398,404
                                                    ------------
                                                       8,398,404
                                                    ------------
                    SOFTWARE: 4.2%
    183,240         Automatic Data Processing          7,674,091
    254,960         Computer Associates Intl.,
                      Inc.                             7,154,178
    214,210         First Data Corp.                   9,536,629
    335,470    L    Microsoft Corp.                    9,581,023
                                                    ------------
                                                      33,945,921
                                                    ------------
                    TELECOMMUNICATIONS: 4.0%
    440,890   @,L   AT&T Wireless Services, Inc.       6,313,545
    187,100         SBC Communications, Inc.           4,537,175
    618,770    L    Sprint Corp.-FON Group            10,890,352
    291,110         Verizon Communications, Inc.      10,535,271
                                                    ------------
                                                      32,276,343
                                                    ------------
                    TRANSPORTATION: 3.0%
    605,120         Norfolk Southern Corp.            16,047,782
    133,620         Union Pacific Corp.                7,943,709
                                                    ------------
                                                      23,991,491
                                                    ------------
                    Total Common Stock (Cost
                      $666,344,694)                  766,330,687
                                                    ------------
 Principal
  Amount                                               Value
----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 21.9%
                    FEDERAL HOME LOAN BANK: 4.1%
$33,161,000         1.250%, due 07/01/04            $ 33,159,849
                                                    ------------
                    Total Federal Home Loan Bank
                      (Cost $33,161,000)              33,159,849
                                                    ------------
                    SECURITY LENDING COLLATERAL(CC): 17.8%
  5,000,000         AICCO Premium Financial Master
                      Trust, 1.439%, due 06/15/05      5,000,000
  4,000,365         American Express Master Trust,
                      1.289%, due 06/15/05             4,000,356
  2,522,020         Americredit Auto Rec Trust,
                      1.330%, due 07/06/05             2,522,020
  3,002,919         Arran Master Trust, 1.680%,
                      due 09/15/05                     3,002,919
  4,500,000         Bank One Issuance Trust,
                      1.289%, due 06/15/06             4,500,000
  5,000,000         Capital Auto Rec Asset Trust,
                      1.279%, due 04/17/06             5,000,000
$ 5,000,000         Capital One Master Trust,
                      1.319%, due 04/15/05             5,000,000

 Principal
  Amount                                               Value
----------------------------------------------------------------
  4,000,395         Carco Auto Loan Master Trade,
                      1.304%, due 11/15/04          $  4,000,395
  5,499,766         Chase Credit Card Master
                      Trust, 1.289%, due 06/15/05      5,499,766
  2,000,000         Citibank CC Issuance Trust,
                      1.560%, due 09/15/05             2,000,000
  2,998,977         Daimler Chrysler Master Owner
                      Trust, 1.274%, due 11/15/05      2,998,977
  4,000,333         Daimler Chrysler Master Owner
                      Trust, 1.299%, due 05/16/05      4,000,333
  2,003,768         Discover Card Master Trust,
                      1.399%, due 01/17/06             2,003,768
  4,003,752         Discover Card Master Trust,
                      1.419%, due 03/15/05             4,003,752
  5,100,000         Distribution Financial Service
                      Floorplan Master Trust,
                      1.339%, due 04/17/06             5,100,000
  2,800,536         Fleet CC Master Trust, 1.289%,
                      due 04/15/05                     2,800,536
  5,000,000         Fleet Commercial Line Master
                      Trust, 1.500%, due 08/16/05      5,000,000
  1,000,016         Ford Credit Master Trust,
                      1.329%, due 07/15/04             1,000,016
  2,000,000         Goldman Sachs Promissory Note,
                      1.700%, due 10/01/04             2,000,000
  4,006,945         MBNA Master Credit Card Trust,
                      1.389%, due 02/15/06             4,006,945
  5,000,000    @@   Mound Financing PLC, 1.320%,
                      due 02/08/06                     5,000,000
  1,000,724         Superior Wholesale INV
                      Financial Trust, 1.270%, due
                      04/15/05                         1,000,724
 62,815,652         The Bank of New York
                      Institutional Cash Reserves
                      Fund, 1.254%, due 07/01/04      62,815,652
                                                    ------------
                    Total Securities Lending
                      Collateral
                      (Cost $142,256,159)            142,256,159
                                                    ------------
                    Total Short-Term Investments
                      (Cost $175,417,159)            175,416,008
                                                    ------------

             TOTAL INVESTMENTS IN
               SECURITIES
               (COST $841,761,853)*        117.4%   $ 941,746,695
             OTHER ASSETS AND
               LIABILITIES-NET             (17.4)    (139,356,249)
                                           -----    -------------
             NET ASSETS                    100.0%   $ 802,390,446
                                           =====    =============

 @     Non-income producing security
 @@    Foreign issuer
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004.
 CC    Security purchased with cash collateral for securities.
 *     Cost for federal income tax purposes is $844,665,249.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                $$105,874,155
      Gross Unrealized Depreciation                  (8,792,709)
                                                   ------------
      Net Unrealized Appreciation                  $ 97,081,446
                                                   ============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN REAL ESTATE PORTFOLIO             as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


  Shares                                                Value
-----------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS: 78.6%
                   APARTMENTS: 19.1%
      1,825    L   AMLI Residential Properties       $     53,546
    326,200        Apartment Investment &
                     Management Co.                    10,154,606
    629,800        Archstone-Smith Trust               18,472,033
    352,564        Avalonbay Communities, Inc.         19,926,916
    392,164    L   Equity Residential                  11,659,036
     86,050        Essex Property Trust, Inc.           5,881,518
    237,550        Post Properties, Inc.                6,924,583
     85,150        Summit Properties, Inc.              2,183,246
                                                     ------------
                                                       75,255,484
                                                     ------------
                   BOAT DEALERS: 4.6%
     58,800    @   Felcor Lodging Trust, Inc.             711,480
  1,169,700   @,L  Host Marriott Corp.                 14,457,492
     29,700        Innkeepers USA Trust                   306,207
    175,400   @,L  Meristar Hospitality Corp.           1,199,736
    137,900    L   Omega Healthcare Investors, Inc.     1,384,516
                                                     ------------
                                                       18,059,431
                                                     ------------
                   DIVERSIFIED: 4.1%
     35,100        Correctional Properties Trust        1,026,675
     33,700        PS Business Parks, Inc.              1,356,088
    239,900    L   Vornado Realty Trust                13,700,689
                                                     ------------
                                                       16,083,452
                                                     ------------
                   MANUFACTURED HOMES: 0.8%
     94,940        Manufactured Home Communities,
                     Inc.                               3,151,059
                                                     ------------
                                                        3,151,059
                                                     ------------
                   OFFICE PROPERTY: 13.2%
    404,800        Arden Realty, Inc.                  11,905,168
    322,800        Boston Properties, Inc.             16,165,824
    551,341        Equity Office Properties Trust      14,996,475
    125,400        Mack-Cali Realty Corp.               5,189,052
     84,200        SL Green Realty Corp.                3,940,560
                                                     ------------
                                                       52,197,079
                                                     ------------
                   REGIONAL MALLS: 17.7%
    495,200    L   General Growth Properties, Inc.     14,643,064
     86,500    L   Macerich Co.                         4,140,755
    349,500    L   Rouse Co.                           16,601,250
    581,900    L   Simon Property Group, Inc.          29,921,298
    193,400        Taubman Centers, Inc.                4,426,926
                                                     ------------
                                                       69,733,293
                                                     ------------
                   SHOPPING CENTERS: 6.5%
     12,400        Acadia Realty Trust                    170,376
     24,350        Chelsea Property Group, Inc.         1,588,107
    297,800    L   Federal Realty Investors Trust      12,385,502
     24,400        Heritage Property
                     Investment Trust                     660,264
    255,300    L   Regency Centers Corp.               10,952,370
                                                     ------------
                                                       25,756,619
                                                     ------------
                   STORAGE: 5.8%
    305,762    L   Public Storage, Inc.                14,068,110
    232,500    L   Shurgard Storage Centers, Inc.       8,695,500
                                                     ------------
                                                       22,763,610
                                                     ------------
                   WAREHOUSE/INDUSTRIAL: 6.8%
    360,700        AMB Property Corp.                  12,491,041
     49,400    L   Catellus Development Corp.           1,217,710
    401,890        Prologis                            13,230,219
                                                     ------------
                                                       26,938,970
                                                     ------------
                   Total Real Estate Investment
                     Trusts (Cost $253,781,518)       309,938,997
                                                     ------------


  Shares                                                Value
-----------------------------------------------------------------
COMMON STOCK: 19.1%
                   DIVERSIFIED: 2.6%
    372,950        Reckson Associates
                     Realty Corp.                    $ 10,241,207
                                                     ------------
                                                       10,241,207
                                                     ------------
                   LODGING: 9.8%
    689,300    L   Hilton Hotels Corp.                 12,862,338
     36,800    @   Lodgian, Inc.                          388,240
    577,992    L   Starwood Hotels & Resorts
                     Worldwide, Inc.                   25,922,941
                                                     ------------
                                                       39,173,519
                                                     ------------
                   MANUFACTURED HOMES: 0.2%
     38,300    @   Affordable Residential
                     Communities                          635,780
                                                     ------------
                                                          635,780
                                                     ------------
                   REAL ESTATE: 6.1%
    674,300   @@   Brookfield Properties Co.           19,386,125
     44,700        Forest City Enterprises, Inc.        2,369,100
     56,800    L   St. Joe Co.                          2,254,960
                                                     ------------
                                                       24,010,185
                                                     ------------
                   SHOPPING CENTERS: 0.4%
     24,700        Kimco Realty Corp.                   1,123,850
      4,200    L   Pan Pacific Retail
                     Properties, Inc.                     212,184
      4,050   @,L  Price Legacy Corp.                      74,763
                                                     ------------
                                                        1,410,797
                                                     ------------
                   Total Common Stock (Cost
                     $56,833,731)                      75,471,488
                                                     ------------
                   Total Long-Term Investments
                     (Cost $310,615,249)              385,410,485
                                                     ------------
 Principal
  Amount                                                Value
-----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 14.0%
                   SECURITY LENDING COLLATERAL(CC): 14.0%
$55,420,056        The Bank of New York
                     Institutional Cash Reserves
                     Fund, 1.254%, due 07/01/04      $ 55,420,056
                                                     ------------
                   Total Security Lending
                     Collateral (Cost $55,420,056)     55,420,056
                                                     ------------
                   Total Short-Term investments
                     (Cost $55,420,056)                55,420,056
                                                     ------------

             TOTAL INVESTMENTS IN
               SECURITIES
               (COST $366,035,305)*         111.7%   $440,830,541
             OTHER ASSETS AND
               LIABILITIES-NET              (11.7)    (46,182,606)
                                            -----    ------------
             NET ASSETS                     100.0%   $394,647,935
                                            =====    ============

 @     Non-income producing security
 @@    Foreign issuer
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004
 cc    Security purchased with cash collateral for securities
       loaned
 *     Cost for federal income tax purposes is $364,414,718.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $78,676,571
      Gross Unrealized Depreciation                  (2,260,748)
                                                    -----------
      Net Unrealized Appreciation                   $76,415,823
                                                    ===========

                 See Accompanying Notes to Financial Statements

                  SHAREHOLDER MEETING INFORMATION (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the ING Investors Trust held February 19, 2004, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

To approve a new Sub-Advisory Agreement between Directed Services, Inc. and ING Investment Management Advisors B.V. with no change in the Adviser; and

                                                             SHARES VOTED
                                                 SHARES       AGAINST OR          SHARES            BROKER         TOTAL SHARES
                                               VOTED FOR       WITHHELD          ABSTAINED         NON-VOTE            VOTED
                                               ---------     ------------        ---------         --------        ------------
ING Developing World Portfolio                 10,482,281       382,843           711,531              --           11,576,655

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                     TERM OF OFFICE
                                  POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)                    Trustee        February          President and Partner, Doherty, Wallace,
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Pillsbury and Murphy, P.C., Attorneys
Scottsdale, AZ 85258                                                   (1996 -- Present).
Born: 1934

J. Michael Earley(3)                  Trustee        1997 -- Present   President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.                                           Bankers Trust Company, N.A.
Scottsdale, AZ 85258                                                   (1992 -- Present).
Born: 1945

R. Barbara Gitenstein(2)              Trustee        1997 -- Present   President, College of
7337 E. Doubletree Ranch Rd.                                           New Jersey (1999 -- Present).
Scottsdale, AZ 85258
Born: 1948

Walter H. May(2)                      Trustee        February          Retired. Formerly, Managing Director and
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Director of Marketing, Piper Jaffray,
Scottsdale, AZ 85258                                                   Inc.
Born: 1936

Jock Patton(2)                        Trustee        February          Private Investor (June 1997 -- Present).
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Formerly Director and Chief Executive
Scottsdale, AZ 85258                                                   Officer, Rainbow Multimedia Group, Inc.
Born: 1945                                                             (January 1999 -- December 2001).

David W.C. Putnam(3)                  Trustee        February          President and Director, F.L. Putnam
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Securities Company, Inc. and its
Scottsdale, AZ 85258                                                   affiliates (1978 -- Present); President,
Born: 1939                                                             Secretary and Trustee, The Principled
                                                                       Equity Market Fund (1996 -- Present).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
INDEPENDENT TRUSTEES
Paul S. Doherty(2)                    118       University of Massachusetts Foundation
7337 E. Doubletree Ranch Rd.                    Board
Scottsdale, AZ 85258                            (April 2004 -- Present).
Born: 1934
J. Michael Earley(3)                  118       None
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1945
R. Barbara Gitenstein(2)              118       New Jersey Resources (September 2003 --
7337 E. Doubletree Ranch Rd.                    Present).
Scottsdale, AZ 85258
Born: 1948
Walter H. May(2)                      118       Trustee, BestPrep Charity
7337 E. Doubletree Ranch Rd.                    (1991 -- Present).
Scottsdale, AZ 85258
Born: 1936
Jock Patton(2)                        118       Director, Hypercom, Inc. (January
7337 E. Doubletree Ranch Rd.                    1999 -- Present); JDA Software Group,
Scottsdale, AZ 85258                            Inc. (January 1999 -- Present); Swift
Born: 1945                                      Transportation Co. (March
                                                2004 -- Present).
David W.C. Putnam(3)                  118       Anchor International Bond (December
7337 E. Doubletree Ranch Rd.                    2000 -- 2002); Progressive Capital
Scottsdale, AZ 85258                            Accumulation Trust (August
Born: 1939                                      1998 -- Present); Principled Equity
                                                Market Fund (November 1996 -- Present),
                                                Mercy Endowment Foundation
                                                (1995 -- Present); Director, F.L. Putnam
                                                Investment Management Company (December
                                                2001 -- Present); Asian American Bank
                                                and Trust Company (June
                                                1992 -- Present); and Notre Dame Health
                                                Care Center (1991 -- Present) F.L.
                                                Putnam Securities Company, Inc. (June
                                                1978 -- Present); and an Honorary
                                                Trustee, Mercy Hospital
                                                (1973 -- Present).

--------------------------------------------------------------------------------

                                                     TERM OF OFFICE
                                  POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
Blaine E. Rieke(3)                    Trustee        February          General Partner, Huntington Partners
7337 E. Doubletree Ranch Rd.                         2002 -- Present   (January 1997 -- Present). Chairman of
Scottsdale, AZ 85258                                                   the Board and Trustee of each of the
Born: 1933                                                             funds managed by ING Investment
                                                                       Management Co. LLC (November 1998 --
                                                                       February 2001).

Roger B. Vincent(3)                   Trustee        1994 -- Present   President, Springwell Corporation
7337 E. Doubletree Ranch Rd.                                           (1989 -- Present). Formerly, Director
Scottsdale, AZ 85258                                                   Tatham Offshore, Inc. (1996 -- 2000).
Born: 1945

Richard A. Wedemeyer(2)               Trustee        February          Retired. Mr. Wedemeyer was formerly Vice
7337 E. Doubletree Ranch Rd.                         2002 -- Present   President -- Finance and Administration,
Scottsdale, AZ 85258                                                   Channel Corporation (June 1996 -- April
Born: 1936                                                             2002). Formerly Trustee, of each of the
                                                                       funds managed by ING Investment
                                                                       Management Co. LLC (1998 -- 2001).

TRUSTEES WHO ARE "INTERESTED
  PERSONS":

Thomas J. McInerney(4)                Trustee        February          Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Financial Services (September 2001 --
Scottsdale, AZ 85258                                                   Present); Member ING Americas Executive
Born: 1956                                                             Committee (2001 -- Present); ING Aeltus
                                                                       Holding Company, Inc. (2000 -- Present),
                                                                       ING Retail Holding Company
                                                                       (1998 -- Present), and ING Retirement
                                                                       Holdings, Inc. (1997 -- Present).
                                                                       Formerly, President, ING Life Insurance
                                                                       and Annuity Company (September
                                                                       1997 -- November 2002) Chief Executive
                                                                       Officer and Director of Northern Life
                                                                       Insurance Company (March 2001 -- October
                                                                       2002), General Manager and Chief
                                                                       Executive Officer, ING Worksite Division
                                                                       (December 2000 -- October 2001),
                                                                       President ING-SCI, Inc. (August
                                                                       1997 -- December 2000); President, Aetna
                                                                       Financial Services (August
                                                                       1997 -- December 2000).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
Blaine E. Rieke(3)                    118       Trustee Morgan Chase Trust Co. (January
7337 E. Doubletree Ranch Rd.                    1998 -- Present); Director, Members
Scottsdale, AZ 85258                            Trust Co. (November 2003 -- Present).
Born: 1933
Roger B. Vincent(3)                   118       Director, AmeriGas Propane, Inc.
7337 E. Doubletree Ranch Rd.                    (1998 -- Present).
Scottsdale, AZ 85258
Born: 1945
Richard A. Wedemeyer(2)               118       Director, Touchstone Consulting Group
7337 E. Doubletree Ranch Rd.                    (1997 -- Present); Trustee, Jim Henson
Scottsdale, AZ 85258                            Legacy (1994 -- Present).
Born: 1936
TRUSTEES WHO ARE "INTERESTED
  PERSONS":
Thomas J. McInerney(4)                171       Director, Equitable Life Insurance Co.,
7337 E. Doubletree Ranch Rd.                    Golden American Life Insurance Co., Life
Scottsdale, AZ 85258                            Insurance Company of Georgia, Midwestern
Born: 1956                                      United Life Insurance Co., ReliaStar
                                                Life Insurance Co., Security Life of
                                                Denver, Security Connecticut Life
                                                Insurance Co., Southland Life Insurance
                                                Co., USG Annuity and Life Company, and
                                                United Life and Annuity Insurance Co.
                                                Inc (March 2001 -- Present); Member of
                                                the Board, Bushnell Performing Arts
                                                Center; St. Francis Hospital; National
                                                Conference of Community Justice, and
                                                Metro Atlanta Chamber of Commerce.

--------------------------------------------------------------------------------

                                                     TERM OF OFFICE
                                  POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
John G. Turner(5)                     Trustee        February          Chairman, Hillcrest Capital Partners
7337 E. Doubletree Ranch Rd.                         2002 -- Present   (May 2002 -- Present); President,
Scottsdale, AZ 85258                                                   Formerly, Vice Chairman of ING Americas'
Born: 1939                                                             (2000 -- 2002); Chairman and Chief
                                                                       Executive Officer of ReliaStar Financial
                                                                       Corp. (1993 -- 2000); Chairman of
                                                                       ReliaStar Life Insurance Company of New
                                                                       York (1995 -- 1998); Chairman of
                                                                       Northern Life Insurance Company
                                                                       (1992 -- 2001); Chairman and Trustee of
                                                                       the Northstar affiliated investment
                                                                       companies (1993 -- 2001) and Director,
                                                                       Northstar Investment Management
                                                                       Corporation and its affiliates
                                                                       (1993 -- 1999).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
John G. Turner(5)                     118       Director, Hormel Foods Corporation
7337 E. Doubletree Ranch Rd.                    (March 2000 -- Present); Shopko Stores,
Scottsdale, AZ 85258                            Inc. (August 1999 -- Present); and M.A.
Born: 1939                                      Mortenson Company (March
                                                2002 -- Present); Conseco, Inc.
                                                (September 2003 -- Present).

------------------

(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2) Valuation and Proxy Voting Committee (formerly the Valuation Committee) member.

(3) Audit Committee member.

(4) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

--------------------------------------------------------------------------------

                                                                TERM OF OFFICE
                                     POSITION(S) HELD            AND LENGTH OF                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                 WITH THE TRUST            TIME SERVED(1)               DURING THE PAST FIVE YEARS
---------------------                ----------------           --------------               --------------------------

James M. Hennessy                 President and Chief       March 2003 -- present     President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.      Executive Officer                                   ING Investments, LLC (December
Scottsdale, AZ 85258                                                                  2001 -- Present). Formerly, Senior
Born: 1949                                                                            Executive Vice President and Chief
                                                                                      Operating Officer, ING Investments, LLC
                                                                                      (April 1995 -- December 2000); and
                                                                                      Executive Vice President, ING
                                                                                      Investments, LLC (May 1998 -- June
                                                                                      2000).

Michael J. Roland                 Executive Vice            March 2003 -- present     Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.      President                                           Financial Officer and Treasurer, ING
Scottsdale, AZ 85258                                                                  Investments, LLC (December
Born: 1958                        Principal Financial       March 2003 -- present     2001 -- Present). Formerly, Senior Vice
                                  Officer                                             President, ING Investments, LLC (June
                                                                                      1998 -- December 2001).

Stanley D. Vyner                  Executive Vice            September 2003 --         Executive Vice President, ING
7337 E. Doubletree Ranch Rd.      President                 present                   Investments, LLC and certain of its
Scottsdale, AZ 85258                                                                  affiliates (July 2000 -- Present) and
Born: 1950                                                                            Chief Investment Risk Officer (June
                                                                                      2003 -- Present); Formerly, Chief
                                                                                      Investment Officer for the International
                                                                                      Portfolios, ING Investments, LLC (July
                                                                                      1996 -- June 2003); and President and
                                                                                      Chief Executive Officer, ING
                                                                                      Investments, LLC (August 1996 -- August
                                                                                      2000).

Robert S. Naka                    Senior Vice President     January 2003 -- present   Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.                                                          Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258                                                                  (October 2001 -- Present). Formerly,
Born: 1963                                                                            Senior Vice President and Assistant
                                                                                      Secretary, ING Funds Services, LLC
                                                                                      (February 1997 -- August 1999).

Kimberly A. Anderson              Senior Vice President     November 2003 --          Senior Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.                                present                   LLC (October 2003 -- Present). Formerly,
Scottsdale, AZ 85258                                                                  Vice President and Assistant Secretary,
Born: 1964                                                                            ING Investments, LLC (October 2001 --
                                                                                      October 2003); Assistant Vice President,
                                                                                      ING Funds Services, LLC (November
                                                                                      1999 -- January 2001); and has held
                                                                                      various other positions with ING Funds
                                                                                      Services, LLC for more than the last
                                                                                      five years.

Huey P. Falgout, Jr.              Secretary                 August 2003 -- present    Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                          Services (September 2003 -- Present).
Scottsdale, AZ 85258                                                                  Formerly, Counsel, ING U.S. Financial
Born: 1963                                                                            Services (November 2002 -- September
                                                                                      2003); and Associate General Counsel of
                                                                                      AIG American General (January
                                                                                      1999 -- November 2002).

Robyn L. Ichilov                  Vice President            January 2003 -- present   Vice President, ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.                                                          (October 2001 -- Present) and ING
Scottsdale, AZ 85258              Treasurer                 March 2003 -- present     Investments, LLC (August
Born: 1967                                                                            1997 -- Present).

Lauren D. Bensinger               Vice President            February                  Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                2003 -- present           Officer, ING Funds Distributor, LLC
Scottsdale, AZ 85258                                                                  (July 1995 -- Present); Vice President
Born: 1954                                                                            (February 1996 -- Present) and Chief
                                                                                      Compliance Officer (October
                                                                                      2001 -- Present), ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                TERM OF OFFICE
                                     POSITION(S) HELD            AND LENGTH OF                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                 WITH THE TRUST            TIME SERVED(1)               DURING THE PAST FIVE YEARS
---------------------                ----------------           --------------               --------------------------
Todd Modic                        Vice President            August 2003 -- present    Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                          Reporting -- Fund Accounting of ING
Scottsdale, AZ 85258                                                                  Funds Services, LLC (September
Born: 1967                                                                            2002 -- Present). Formerly, Director of
                                                                                      Financial Reporting, ING Investments,
                                                                                      LLC (March 2001 -- September 2002);
                                                                                      Director of Financial Reporting, Axient
                                                                                      Communications, Inc. (May
                                                                                      2000 -- January 2001); and Director of
                                                                                      Finance, Rural/Metro Corporation (March
                                                                                      1995 -- May 2000).

Mary Bea Wilkinson                Vice President            March 2003 -- present     Senior Vice President, ING Outside Funds
7337 E. Doubletree Ranch Rd.                                                          Group (2000 -- Present); Senior Vice
Scottsdale, AZ 85258                                                                  President and Chief Financial Officer,
Born: 1956                                                                            First Golden American Life Insurance
                                                                                      Company of New York (1997 -- Present);
                                                                                      President, Directed Services, Inc.
                                                                                      (1993 -- 1997).

Theresa Kelety                    Assistant Secretary       August 2003 -- present    Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                          (April 2003 -- Present). Formerly,
Scottsdale, AZ 85258                                                                  Senior Associate with Shearman &
Born: 1963                                                                            Sterling (February 2000 -- April 2003);
                                                                                      and Associate with Sutherland Asbill &
                                                                                      Brennan (1996 -- February 2000).

Susan P. Kinens                   Assistant Vice            February                  Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.      President and Assistant   2003 -- present           Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258              Secretary                                           (December 2002 -- Present); and has held
Born: 1976                                                                            various other positions with ING Funds
                                                                                      Services, LLC for more than the last
                                                                                      five years.

Maria M. Anderson                 Assistant Vice            January 2003 -- present   Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.      President                                           Services, LLC (October 2001 -- present).
Scottsdale, AZ 85258                                                                  Formerly, Manager of Fund Accounting and
Born: 1958                                                                            Fund Compliance, ING Investments, LLC
                                                                                      (September 1999 -- November 2001); and
                                                                                      Section Manager of Fund Accounting,
                                                                                      Stein Roe Mutual Funds (July
                                                                                      1998 -- August 1999).

------------------

(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

        INVESTMENT MANAGER AND DISTRIBUTOR
        Directed Services, Inc.
        1475 Dunwoody Drive
        West Chester, PA 19380

        CUSTODIAN
        The Bank of New York
        100 Colonial Center Parkway, Suite 300
        Lake Mary, FL 32746

        LEGAL COUNSEL
        Dechert LLP
        1775 I Street, N.W.
        Washington, D.C. 20006

        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
        KPMG LLP
        99 High Street
        Boston, MA 20110

        BEFORE INVESTING, CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE VARIABLE ANNUITY CONTRACT AND THE UNDERLYING VARIABLE INVESTMENT OPTIONS. THIS AND OTHER INFORMATION IS CONTAINED IN THE PROSPECTUS FOR THE VARIABLE ANNUITY CONTRACT AND THE UNDERLYING VARIABLE INVESTMENT OPTIONS. OBTAIN THESE PROSPECTUSES FROM YOUR AGENT/REGISTERED REPRESENTATIVE AND READ THEM CAREFULLY BEFORE INVESTING. THE PORTFOLIOS' PROXY VOTING RECORD WILL BE AVAILABLE WITHOUT CHARGE ON OR ABOUT AUGUST 31, 2004 ON THE PORTFOLIOS' WEBSITE AT WWW.INGFUNDS.COM AND ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

                                                     ---------------------------
                                                              PRESORTED
                                                               STANDARD
         [ING FUNDS LOGO]                                    U.S. POSTAGE
                                                                 PAID
                                                              BOSTON MA
                                                           PERMIT NO. 57842
                                                     ---------------------------

                                 VPSAR-IITAIS       (0604-081904)

                                                      SEMI-ANNUAL REPORT

[PHOTO OF COMPASS]

SEMI-ANNUAL REPORT
June 30, 2004
                                                 ING INVESTORS TRUST

                                                 ING LifeStyle Moderate
                                                 Portfolio
                                                 ING LifeStyle Moderate Growth
                                                 Portfolio
                                                 ING LifeStyle Growth Portfolio
                                                 ING LifeStyle Aggressive Growth
                                                 Portfolio

                                                                [ING FUNDS LOGO]

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter..........................................    1
Market Perspective..........................................    2
Portfolio Managers' Reports.................................    4
Statements of Assets and Liabilities........................    8
Statements of Operations....................................    9
Statements of Changes in Net Assets.........................   10
Financial Highlights........................................   11
Notes to Financial Statements...............................   12
Portfolios of Investments...................................   16
Trustee and Officer Information.............................   20

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

(PHOTO OF JAMES M. HENNESSY)

JAMES M. HENNESSY

Dear Shareholder:

The past year has been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption of goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reduced the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Services at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,

(-s- James M. Hennessy)
James M. Hennessy
President
ING Funds
July 19, 2004

MARKET PERSPECTIVE:   SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

OVERVIEW

Perhaps it was inevitable that the markets should be a little neurotic after the heady gains of 2003. But whatever the reasons, investors in 2004 alternately cheered and fretted over the developing economic outlook, sending markets up, down and up again before ending the first six months of 2004 with modest and distinctly fragile gains.

At first the worry was the so-called jobless recovery, then half way through the six-month period a very strong U.S. employment report was released. The report generated euphoria until people realized that as the job market tightens, inflation picks up and rising interest rates were likely not far away. Investors took comfort from Federal Open Market Committee ("FOMC") Chairman Greenspan's soothing advice that the rebound in interest rates would be "measured". But as the six months ended June 30, 2004 drew to a close, attention switched nervously to the impending U.S. earnings season and the strong possibility that the splendid results of the last few quarters would likely not be maintained.

GLOBAL EQUITIES managed a 3.52% return, net of withholding tax on dividends, for the six months ended June 30, 2004, according to the Morgan Stanley Capital International ("MSCI") World Index(1) in dollars, after peaking on average in mid February and spending much of May in negative territory.

Among CURRENCIES, the euro reached a post launch record also in mid February before retreating and ending about 3.0% lower for the six months ended June 30, 2004. The British pound ended the six months 2.0% higher against the dollar, as the Bank of England became the first of the major central banks to raise interest rates. The yen lost approximately 1.5%, ironically after the Bank of Japan stopped buying dollars to keep the yen weak, spending a staggering $144 billion in the first quarter of 2004 to do so.

FIXED INCOME MARKET

U.S. FIXED INCOME classes started 2004 as they had ended 2003. Disappointing jobs reports, together with stubbornly high new unemployment claims, suggested continuing weakness, and gave bond investors a solid first quarter of gains. That all changed on the first Friday in April 2004, with the very bullish U.S. employment report. Investment grade bonds unsurprisingly bore the brunt of fears that a new cycle of rising interest rates from multi-decade low levels was about to start. For the six months ended June 30, 2004, the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds returned a tiny 0.16%. The Lehman Brothers Corporate Index(3) component and the Lehman Brothers Treasury Bond Index(4) fell by 0.26% and 0.20%, respectively. Ten-year Treasury yields rose by 36 basis points to 4.62%, passing through rates not seen in nearly two years. Yields on 90-day Treasury Bills rose 39 basis points to 1.3%, emphatically breaching the 1.0% level, a rate above which they had not closed since June 9, 2003. High yield bonds did better, the Lehman Brothers U.S. Corporate High Yield Bond Index(5) hung on to return 1.35% for the six-month period.

DOMESTIC EQUITY MARKET

The U.S. EQUITIES market rose 3.44% in the six months ended June 30, 2004, based on the Standard & Poor's ("S&P") 500 Index(6) including dividends. This implies a price-to-earnings (P/E) level of just over 17 times 2004 earnings. Three strong employment reports in the second quarter of 2004 were welcomed, but all was not in harmony. For while successive, upbeat economic statistics sang of good economic times, there was also a steady drumbeat of evidence that inflation was picking up. The Federal Funds rate at just 1.0% meant that real interest rates were becoming ever more negative at the same time, while the economy was growing at over 4.0%. With labor markets tightening and oil prices breaking above $40 per barrel, this appears to be an increasingly unstable situation. Meanwhile, the FOMC took almost the entire second quarter of 2004 before increasing the Federal Funds rate to 1.25% on June 30, 2004. However, in the week before the increase, the wind seemed to shift again. First quarter of 2004 gross domestic product ("GDP") growth was revised down to 3.9%, durable goods orders fell, and retailers and auto companies complained of slack sales. On the day the FOMC raised rates, the Chicago Purchasing Managers' Index(7) had its largest monthly drop in 30 years. Perhaps Greenspan's "measured" policy was right, but perhaps something else was wrong.

The first half of 2004 ended, with investors again nervously awaiting the employment report two days later.

                            MARKET PERSPECTIVE:   SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INTERNATIONAL MARKETS

Most INTERNATIONAL MARKETS eked out similarly modest gains for the six months ended June 30, 2004, but JAPAN was the star, rising 10.73% in dollars according to the MSCI Japan Index(8). Sentiment was encouraged by first quarter GDP growth, reported at a surprisingly strong 6.1% annualized, suggesting that the world's second largest economy was at last emerging from its slump of more than a decade.

EUROPEAN EX UK MARKETS gained 2.88% in dollars in the six months ended June 30, 2004, according to the MSCI Europe ex UK Index(9). Buoyant exports were about the only good news, as domestic demand still languished under unemployment of 9.0%. Still, these markets look relatively cheap.

Finally the UK market rose 3.32% in dollars during the first six months of 2004, based on the MSCI UK Index(10). The economy appears to be strong, but the troubling imbalances of an over-indebted consumer and a housing price bubble led to three interest rate increases by the Bank of England, with more likely on the way.
------------------
(1) The MSCI WORLD INDEX reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East -- comprising approximately 1,500 securities -- with values expressed in U.S. dollars.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The LEHMAN BROTHERS CORPORATE INDEX includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(4) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is composed of all Treasury bonds covered by the Lehman Brothers Aggregate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(5) The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(6) The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(7) The CHICAGO PURCHASING MANAGERS' INDEX measures manufacturing activity in the industrial Midwest.

(8) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIOS' PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING LIFESTYLE MODERATE PORTFOLIO                      PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

The ING LifeStyle Moderate Portfolio (the "Portfolio") seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 50% in equity securities and 50% in fixed income securities.

                                       CUMULATIVE TOTAL RETURNS
                                  FOR THE PERIOD ENDED JUNE 30, 2004
                                  ----------------------------------
                                           SINCE INCEPTION
                                           OF THE PORTFOLIO
                                             MAY 3, 2004
                                             -----------
ING LifeStyle Moderate Portfolio                 1.29%
Composite Index(1)                               2.30%(2)

The table above illustrates the total return of ING LifeStyle Moderate Portfolio against the Composite Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total returns would have been lower had there been no waiver to the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Composite Index consists of: 25% Standard & Poor's ("S&P") 500 Index, 5% S&P SmallCap 600 Index, 5% S&P MidCap 400 Index, 15% MSCI All Country ex-USA Index, 35% Lehman Brothers Aggregate Bond Index, 5% Lehman Brothers High Yield Bond Index, 10% Citigroup 3-Month Treasury Bill Index.

    The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

    The S&P SmallCap 600 Index is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

    The S&P MidCap 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies.

    The MSCI All Country ex-USA Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in North America, Europe, and the Pacific Rim, and excludes securities of United States issuers.

    The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

    The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Portfolio.

    The Citigroup 3-Month T-Bill Index (formerly the Salomon Index) is an unmanaged index of three-month Treasury bills.

(2) Since inception performance of the index is shown from May 1, 2004.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. Equity securities face market, issuer, and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities offer greater long-term growth than most debt securities, they generally have higher volatility. The market value of debt securities tends to move in the opposite direction to interest rates. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes. A portfolio that purchases mortgage-related securities is subject to certain additional risks, including extension risk and prepayment risk. Inflation may result in higher prices for goods and services and thus erode the value of an Underlying Fund's investment returns. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform, and manager risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. Equity securities face market, issuer, and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities may offer greater long-term growth than most debt securities, they generally have higher volatility. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Investing in Real Estate Investment Trusts may carry the same risks of direct ownership of real estate and be affected by regulatory requirements. A bond issuer may fail to repay interest and principal in a timely manner.

PORTFOLIO MANAGERS' REPORT               ING LIFESTYLE MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The ING LifeStyle Moderate Growth Portfolio (the "Portfolio") seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 65% in equity securities and 35% in fixed income securities.

                                              CUMULATIVE TOTAL RETURNS
                                         FOR THE PERIOD ENDED JUNE 30, 2004
                                         ----------------------------------
                                                  SINCE INCEPTION
                                                  OF THE PORTFOLIO
                                                    MAY 3, 2004
                                                    -----------
ING LifeStyle Moderate Growth Portfolio                 1.60%
Composite Index(1)                                      1.82%(2)

The table above illustrates the total return of ING LifeStyle Moderate Growth Portfolio against the Composite Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total returns would have been lower had there been no waiver to the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Composite Index consists of: 30% Standard & Poor's ("S&P") 500 Index, 5% S&P SmallCap 600 Index, 10% S&P MidCap 400 Index, 20% MSCI All Country ex-USA Index, 30% Lehman Brothers Aggregate Bond Index, 5% Lehman Brothers High Yield Bond Index.

    The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

    The S&P SmallCap 600 Index is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

    The S&P MidCap 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies.

    The MSCI All Country ex-USA Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in North America, Europe and the Pacific Rim, and excluding securities of United States issuers.

    The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

    The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Portfolio.

(2) Since inception performance of the index is shown from May 1, 2004.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. Equity securities face market, issuer, and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities may offer greater long-term growth than most debt securities, they generally have higher volatility. The market value of debt securities tends to move in the opposite direction to interest rates. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes. A portfolio that purchases mortgage-related securities is subject to certain additional risks, including extension risk and prepayment risk. A bond issuer may fail to repay interest and principal in a timely manner. Investing in Real Estate Investment Trusts may carry the same risks of direct ownership of real estate and be affected by regulatory requirements. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform, and manager risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. Inflation may result in higher prices for goods and services and thus erode the value of an Underlying Fund's investment returns. There is additional risk associated with being non-diversified, since a greater proportion of the Portfolio's assets may be invested in a single company.

ING LIFESTYLE GROWTH PORTFOLIO                        PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

The ING LifeStyle Growth Portfolio (the "Portfolio") seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 80% in equity securities and 20% in fixed income securities.

                                     CUMULATIVE TOTAL RETURNS
                                FOR THE PERIOD ENDED JUNE 30, 2004
                                ----------------------------------
                                         SINCE INCEPTION
                                         OF THE PORTFOLIO
                                           MAY 3, 2004
                                           -----------
ING LifeStyle Growth Portfolio                 2.18%
Composite Index(1)                             2.92%(2)

The table above illustrates the total return of ING LifeStyle Growth Portfolio against the Composite Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total returns would have been lower had there been no waiver to the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Composite Index consists of: 35% Standard & Poor's ("S&P") 500 Index, 10% S&P SmallCap 600 Index, 10% S&P MidCap 400 Index, 25% MSCI All Country ex-USA Index, 15% Lehman Brothers Aggregate Bond Index, 5% Lehman Brothers High Yield Bond Index.

    The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

    The S&P SmallCap 600 Index is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

    The S&P MidCap 400 Index is a broad-based unmanaged capitalization-weighted index of mid-capitalization companies.

    The MSCI All Country ex-USA Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in North America, Europe and the Pacific Rim, excluding securities of United States issuers.

    The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

    The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Portfolio.

(2) Since inception performance of the index is shown from May 1, 2004.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. Equity securities face market, issuer, and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities offer greater long-term growth than most debt securities, they generally have higher volatility. The market value of debt securities tends to move in the opposite direction to interest rates. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes. A portfolio that purchases mortgage-related securities is subject to certain additional risks, including extension risk and prepayment risk. A bond issuer may fail to repay interest and principal in a timely manner. Inflation may result in higher prices for goods and services and thus erode the value of an Underlying Fund's investment returns. Changes in market prices of securities or interest rates may result in a loss on derivatives. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform, and manager risk. Equity securities face market, issuer, and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities may offer greater long-term growth than most debt securities, they generally have higher volatility. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Investing in Real Estate Investment Trusts may carry the same risks of direct ownership of real estate and be affected by regulatory requirements. The Portfolio is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Portfolio's assets may be invested in a single company.

PORTFOLIO MANAGERS' REPORT             ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The ING LifeStyle Aggressive Growth Portfolio (the "Portfolio") seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 100% in equity securities.

                                                CUMULATIVE TOTAL RETURNS
                                           FOR THE PERIOD ENDED JUNE 30, 2004
                                           ----------------------------------
                                                    SINCE INCEPTION
                                                    OF THE PORTFOLIO
                                                      MAY 3, 2004
                                                      -----------
ING LifeStyle Aggressive Growth Portfolio                 2.68%
Composite Index(1)                                        3.74%(2)

The table above illustrates the total return of ING LifeStyle Aggressive Growth Portfolio against the Composite Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total returns would have been lower had there been no waiver to the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Composite Index consists of: 45% Standard & Poor's ("S&P") 500 Index, 10% S&P SmallCap 600 Index, 15% S&P MidCap 400 Index, 30% MSCI All Country ex-USA Index.

    The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

    The S&P SmallCap 600 Index is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

    The S&P MidCap 400 Index is a broad-based unmanaged capitalization-weighted index of mid-capitalization companies.

    The MSCI All Country ex-USA Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in North America, Europe and the Pacific Rim, and excluding securities of United States issuers.

(2) Since inception performance of the index is shown from May 1, 2004.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. Equity securities face market, issuer, and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities may offer greater long-term growth than most debt securities, they generally have higher volatility. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. The Portfolio is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Portfolio's assets may be invested in a single company. Derivative securities are subject to market risk, credit risks related to the counterparty's ability to perform, and manager risk. Changes in market prices of securities or interest rates may result in a loss on derivatives. Investing in Real Estate Investment Trusts may carry the same risks of direct ownership of real estate and be affected by regulatory requirements. The market value of debt securities tends to move in the opposite direction to interest rates. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes. A portfolio that purchases mortgage-related securities is subject to certain additional risks, including extension risk and prepayment risk. A bond issuer may fail to repay interest and principal in a timely manner.

      STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                                ING                         ING
                                                                  ING        LIFESTYLE        ING        LIFESTYLE
                                                               LIFESTYLE     MODERATE      LIFESTYLE    AGGRESSIVE
                                                               MODERATE       GROWTH        GROWTH        GROWTH
                                                               PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                               ---------     ---------     ---------     ---------
ASSETS:
Investments in securities at value*                           $23,334,416   $71,857,890   $62,680,675   $34,123,916
Receivables:
    Dividends and interest                                          4,618        10,564        10,142            --
Reimbursement due from manager                                        738         1,903         1,840           768
                                                              -----------   -----------   -----------   -----------
         Total assets                                          23,339,772    71,870,357    62,692,657    34,124,684
                                                              -----------   -----------   -----------   -----------
LIABILITIES:
Payable to affiliates                                               1,684         4,500         4,366         1,963
Payable for trustee fees                                               74           190           184            77
Other accrued expenses and liabilities                                664         1,713         1,656           691
                                                              -----------   -----------   -----------   -----------
         Total liabilities                                          2,422         6,403         6,206         2,731
                                                              -----------   -----------   -----------   -----------
NET ASSETS                                                    $23,337,350   $71,863,954   $62,686,451   $34,121,953
                                                              ===========   ===========   ===========   ===========
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                               $22,970,588   $70,618,316   $61,332,776   $33,406,456
Undistributed net investment income (accumulated net
  investment loss)                                                  3,440         6,883         6,550        (2,149)
Accumulated net realized gain on investments                           --             1             3            44
Net unrealized appreciation on investments                        363,322     1,238,754     1,347,122       717,602
                                                              -----------   -----------   -----------   -----------
NET ASSETS                                                    $23,337,350   $71,863,954   $62,686,451   $34,121,953
                                                              ===========   ===========   ===========   ===========
------------------
* Cost of investments in securities                           $22,971,094   $70,619,136   $61,333,553   $33,406,314
Net assets                                                    $23,337,350   $71,863,954   $62,686,451   $34,121,953
Shares authorized                                               unlimited     unlimited     unlimited     unlimited
Par value                                                     $     0.001   $     0.001   $     0.001   $     0.001
Shares outstanding                                              2,295,846     7,060,953     6,090,206     3,304,356
Net asset value and redemption price per share                $     10.17   $     10.18   $     10.29   $     10.33

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF OPERATIONS for the period ended June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                                     ING                                 ING
                                                                   ING            LIFESTYLE            ING            LIFESTYLE
                                                                LIFESTYLE          MODERATE         LIFESTYLE         AGGRESSIVE
                                                                 MODERATE           GROWTH            GROWTH            GROWTH
                                                               PORTFOLIO(1)      PORTFOLIO(1)      PORTFOLIO(1)      PORTFOLIO(1)
                                                               ------------      ------------      ------------      ------------
INVESTMENT INCOME:
Interest                                                         $  5,507         $   12,211        $   11,703         $     --
                                                                 --------         ----------        ----------         --------
    Total investment income                                         5,507             12,211            11,703               --
                                                                 --------         ----------        ----------         --------
EXPENSES:
Investment management fees                                          2,065              5,329             5,153            2,148
Transfer agent fees                                                    74                190               184               77
Shareholder reporting expense                                         221                571               552              230
Registration fees                                                      74                190               184               77
Professional fees                                                     148                380               368              153
Custody and accounting expense                                        148                381               368              154
Trustee fees                                                           75                190               184               77
                                                                 --------         ----------        ----------         --------
    Total expenses                                                  2,805              7,231             6,993            2,916
                                                                 --------         ----------        ----------         --------
Less:
    Net waived and reimbursed fees                                    738              1,903             1,840              767
                                                                 --------         ----------        ----------         --------
    Net expenses                                                    2,067              5,328             5,153            2,149
                                                                 --------         ----------        ----------         --------
Net investment income (loss)                                        3,440              6,883             6,550           (2,149)
                                                                 --------         ----------        ----------         --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                       --                  1                 3               44
Net change in unrealized appreciation on investments              363,322          1,238,754         1,347,122          717,602
                                                                 --------         ----------        ----------         --------
Net realized and unrealized gain on investments                   363,322          1,238,755         1,347,125          717,646
                                                                 --------         ----------        ----------         --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $366,762         $1,245,638        $1,353,675         $715,497
                                                                 ========         ==========        ==========         ========

------------------
(1) Portfolio commenced operations on May 3, 2004.

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                               ING LIFESTYLE                     ING LIFESTYLE
                                                              ING LIFESTYLE       MODERATE      ING LIFESTYLE      AGGRESSIVE
                                                                 MODERATE          GROWTH           GROWTH           GROWTH
                                                                PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                              --------------   --------------   --------------   --------------
                                                              MAY 3, 2004(1)   MAY 3, 2004(1)   MAY 3, 2004(1)   MAY 3, 2004(1)
                                                               TO JUNE 30,      TO JUNE 30,      TO JUNE 30,      TO JUNE 30,
                                                                   2004             2004             2004             2004
                                                                   ----             ----             ----             ----
FROM OPERATIONS:
Net investment income (loss)                                   $     3,440      $     6,883      $     6,550      $    (2,149)
Net realized gain on investments                                        --                1                3               44
Net change in unrealized appreciation on investments               363,322        1,238,754        1,347,122          717,602
                                                               -----------      -----------      -----------      -----------
Net increase in net assets resulting from operations               366,762        1,245,638        1,353,675          715,497
                                                               -----------      -----------      -----------      -----------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                22,970,715       70,618,416       61,332,876       33,542,140
Cost of shares redeemed                                               (127)            (100)            (100)        (135,684)
                                                               -----------      -----------      -----------      -----------
Net increase in net assets resulting from capital share
  transactions                                                  22,970,588       70,618,316       61,332,776       33,406,456
                                                               -----------      -----------      -----------      -----------
Net increase in net assets                                      23,337,350       71,863,954       62,686,451       34,121,953
                                                               -----------      -----------      -----------      -----------
NET ASSETS:
Beginning of period                                                     --               --               --               --
                                                               -----------      -----------      -----------      -----------
End of period                                                  $23,337,350      $71,863,954      $62,686,451      $34,121,953
                                                               ===========      ===========      ===========      ===========
Undistributed net investment income (accumulated net
  investment loss) at end of period                            $     3,440      $     6,883      $     6,550      $    (2,149)
                                                               ===========      ===========      ===========      ===========

------------------
(1) Commencement of operations.

                 See Accompanying Notes to Financial Statements

ING LIFESTYLE PORTFOLIOS (Unaudited)                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                    ING                       ING
                                                                       ING       LIFESTYLE       ING       LIFESTYLE
                                                                    LIFESTYLE     MODERATE    LIFESTYLE    AGGRESSIVE
                                                                     MODERATE      GROWTH       GROWTH       GROWTH
                                                                    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                                    ----------   ----------   ----------   ----------
                                                                      MAY 3,       MAY 3,       MAY 3,       MAY 3,
                                                                    2004(1) TO   2004(1) TO   2004(1) TO   2004(1) TO
                                                                     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                                       2004         2004         2004         2004
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       10.04        10.02        10.07          10.06
 Income (loss) from investment operations:
 Net investment income (loss)                                  $        0.00*        0.00*        0.00*         (0.00)*
 Net realized and unrealized gain on investments               $        0.13         0.16         0.22           0.27
 Total from investment operations                              $        0.13         0.16         0.22           0.27
 Net asset value, end of period                                $       10.17        10.18        10.29          10.33
 TOTAL RETURN(2):                                              %        1.29         1.60         2.18           2.68

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      23,337       71,864       62,686         34,122
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)(5)             %        0.14         0.14         0.14           0.14
 Gross expenses prior to expense reimbursement(4)(5)           %        0.19         0.19         0.19           0.19
 Net investment income (loss) after expense
 reimbursement(3)(4)                                           %        0.23         0.18         0.17          (0.14)
 Portfolio turnover rate                                       %           0(6)         0(6)         0(6)           1
---------------------------------------------------------------------------------------------------------------------

(1)  Commencement of operations of the Portfolio.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5)  Expense ratios do not include expenses of Underlying Funds.

(6)  Amount is less than 1%.

 *  Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

         NOTES TO FINANCIAL STATEMENTS as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The ING Investors Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1998 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At June 30, 2004 the Trust had forty-six operational portfolios. The four Portfolios included in this report are: ING LifeStyle Moderate Portfolio ("Moderate"), ING LifeStyle Moderate Growth Portfolio ("Moderate Growth"), ING LifeStyle Growth Portfolio ("Growth") and ING LifeStyle Aggressive Growth Portfolio ("Aggressive Growth"), (collectively, the "Portfolios"). Each Portfolio is a diversified series of the Trust.

Shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.

The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly-owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), an indirect wholly-owned subsidiary of ING Groep N.V. ("ING"), Equitable Life Insurance Company of Iowa, an indirect wholly-owned subsidiary of ING, Security Life of Denver, an indirect wholly-owned subsidiary of ING, Southland Life Insurance Company, an indirect wholly-owned subsidiary of ING, ReliaStar Life Insurance Company, an indirect wholly-owned subsidiary of ING, United Life Annuities, an indirect wholly-owned subsidiary of Golden American and ReliaStar Life Insurance Company of New York, an indirect wholly-owned subsidiary of Golden American. ING is a global financial institution active in the field of insurance, banking and asset management. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING.

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. Investments in open-end investment companies are valued at their net asset value each business day.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-dividend date. For the Portfolios, net investment income, if any, will be declared and paid annually. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

D. Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required.

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      The Board of Trustees intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

E. Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

F. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

NOTE 3 -- INVESTMENT MANAGEMENT FEES

The Portfolios entered into an Investment Management Agreement with ING Investments, LLC (the "Investment Manager"), a wholly-owned subsidiary of ING. The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

PORTFOLIO                                                   FEE
---------                                                  -----
Moderate                                                   0.14%
Moderate Growth                                            0.14%
Growth                                                     0.14%
Aggressive Growth                                          0.14%

ING Investments, LLC has engaged Ibbotson Associates, an asset allocation consulting firm, to perform the asset allocation analyses and other related work. ING Investments, LLC retains sole authority over the allocation of each Portfolio's assets and the selection of the particular Underlying Funds in which a Portfolio will invest. ING Investments, LLC has accordingly established as Asset Allocation Committee to review Ibbotson Associates' analyses and determine the asset allocation for each Portfolio.

NOTE 4 -- INVESTMENTS IN UNDERLYING FUNDS

For the period ended June 30, 2004, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

                                           PURCHASES     SALES
                                          -----------   --------
Moderate                                  $22,971,603   $    509
Moderate Growth                            70,620,063        929
Growth                                     61,334,437        887
Aggressive Growth                          33,542,140    135,870

NOTE 5 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Directed Services, Inc., ("DSI") a wholly-owned subsidiary of ING, is the principal underwriter and distributor of each Portfolio. DSI is paid by the Investment Manager and not the Trust.

ING Funds Services, LLC, a wholly-owned subsidiary of ING, provides the Portfolios with certain administrative services. ING Funds Services, LLC is paid by the Investment Manager and not the Trust.

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

--------------------------------------------------------------------------------

NOTE 6 -- OTHER ACCRUED EXPENSES AND LIABILITIES

At June 30, 2004, the Portfolios had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

                                      PAYABLE FOR
                                      CUSTODY AND   PAYABLE FOR
                                      ACCOUNTING    SHAREHOLDER
                                        EXPENSE      REPORTING
                                      -----------   -----------
Moderate                                 $148          $221
Moderate Growth                           381           571
Growth                                    368           552
Aggressive Growth                         154           230

NOTE 7 -- EXPENSE LIMITATIONS

For the following Portfolios, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Moderate                                               0.14%
Moderate Growth                                        0.14%
Growth                                                 0.14%
Aggressive Growth                                      0.14%

Each Portfolio will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

As of June 30, 2004, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

                                            JUNE 30,
                                              2007     TOTAL
                                            --------   ------
Moderate                                     $  738    $  738
Moderate Growth                               1,903     1,903
Growth                                        1,840     1,840
Aggressive Growth                               767       767

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                  MAY 3, 2004(1)
                                                   TO JUNE 30,
                                                       2004
                                                       ----
MODERATE (NUMBER OF SHARES)
Shares sold                                          2,295,859
Shares redeemed                                            (13)
                                                   -----------
Net increase in shares outstanding                   2,295,846
                                                   ===========
MODERATE ($)
Shares sold                                        $22,970,715
Shares redeemed                                           (127)
                                                   -----------
Net increase                                       $22,970,588
                                                   ===========

                                                  MAY 3, 2004(1)
                                                   TO JUNE 30,
                                                       2004
                                                       ----
MODERATE GROWTH (NUMBER OF SHARES)
Shares sold                                          7,060,963
Shares redeemed                                            (10)
                                                   -----------
Net increase in shares outstanding                   7,060,953
                                                   ===========
MODERATE GROWTH ($)
Shares sold                                        $70,618,416
Shares redeemed                                           (100)
                                                   -----------
Net increase                                       $70,618,316
                                                   ===========

                                                  MAY 3, 2004(1)
                                                   TO JUNE 30,
                                                       2004
                                                       ----
GROWTH (NUMBER OF SHARES)
Shares sold                                          6,090,216
Shares redeemed                                            (10)
                                                   -----------
Net increase in shares outstanding                   6,090,206
                                                   ===========
GROWTH ($)
Shares sold                                        $61,332,876
Shares redeemed                                           (100)
                                                   -----------
Net increase                                       $61,332,776
                                                   ===========

                                                  MAY 3, 2004(1)
                                                   TO JUNE 30,
                                                       2004
                                                       ----
AGGRESSIVE GROWTH (NUMBER OF SHARES)
Shares sold                                          3,317,724
Shares redeemed                                        (13,368)
                                                   -----------
Net increase in shares outstanding                   3,304,356
                                                   ===========
AGGRESSIVE GROWTH ($)
Shares sold                                        $33,542,140
Shares redeemed                                       (135,684)
                                                   -----------
Net increase                                       $33,406,456
                                                   ===========

------------------

(1) Commencement of operations.

--------------------------------------------------------------------------------

NOTE 9 -- OTHER INFORMATION

As with many financial services companies, ING Investments, LLC and affiliates of ING Investments, LLC (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds. ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

                                                        PORTFOLIO OF INVESTMENTS
ING LIFESTYLE MODERATE PORTFOLIO                 as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


 Shares                                                                            Value
-------------------------------------------------------------------------------------------
INVESTMENT COMPANIES: 100.0%
  108,182         ING JP Morgan Fleming International Growth Portfolio          $ 1,168,363
  224,194         ING Julius Baer Foreign Portfolio                               2,336,111
1,837,731         ING Liquid Assets Portfolio                                     1,837,731
  125,317         ING Marsico Growth Portfolio                                    1,637,890
  408,248         ING PIMCO Core Bond Portfolio                                   4,400,916
  116,988         ING PIMCO High Yield Portfolio                                  1,158,182
   31,174         ING Salomon Brothers Aggressive Growth Portfolio                1,167,165
   95,408         ING Salomon Brothers All Cap Portfolio                          1,186,871
  216,516         ING Salomon Brothers Investors Portfolio                        2,349,201
  297,597         ING VP Bond Portfolio                                           3,934,236
   71,555         ING VP Index Plus MidCap Portfolio                              1,189,236
   65,751         ING VP Index Plus SmallCap Portfolio                              968,514
                                                                                -----------
                  Total Investment Companies
                    (Cost $22,971,094)                                           23,334,416
                                                                                -----------

          TOTAL INVESTMENTS IN SECURITIES
            (COST $22,971,094)*                                         100.0%        $23,334,416
          OTHER ASSETS AND
            LIABILITIES-NET                                               0.0               2,934
                                                                        -----         -----------
          NET ASSETS                                                    100.0%        $23,337,350
                                                                        =====         ===========

 * Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                                  $363,322
      Gross Unrealized Depreciation                                        --
                                                                     --------
      Net Unrealized Appreciation                                    $363,322
                                                                     ========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING LIFESTYLE MODERATE GROWTH PORTFOLIO          as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


 Shares                                                                            Value
-------------------------------------------------------------------------------------------
INVESTMENT COMPANIES: 100.0%
  182,215         ING Alliance MidCap Growth Portfolio                          $ 2,979,220
  663,304         ING JP Morgan Fleming International Growth Portfolio            7,163,680
  756,585         ING Julius Baer Foreign Portfolio                               7,883,621
  220,018         ING Marsico Growth Portfolio                                    2,875,634
1,254,992         ING PIMCO Core Bond Portfolio                                  13,528,818
  359,290         ING PIMCO High Yield Portfolio                                  3,556,967
  191,566         ING Salomon Brothers Aggressive Growth Portfolio                7,172,220
  292,545         ING Salomon Brothers All Cap Portfolio                          3,639,262
  797,458         ING Salomon Brothers Investors Portfolio                        8,652,421
  538,071         ING VP Bond Portfolio                                           7,113,295
  263,302         ING VP Index Plus MidCap Portfolio                              4,376,076
  162,308         ING VP Small Company Portfolio                                  2,916,676
                                                                                -----------
                  Total Investment Companies
                    (Cost $70,619,136)                                           71,857,890
                                                                                -----------

             TOTAL INVESTMENTS IN SECURITIES
               (COST $70,619,136)*                                         100.0%        $71,857,890
             OTHER ASSETS AND
               LIABILITIES-NET                                               0.0               6,064
                                                                           -----         -----------
             NET ASSETS                                                    100.0%        $71,863,954
                                                                           =====         ===========

 * Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                                  $1,238,754
      Gross Unrealized Depreciation                                          --
                                                                     ----------
      Net Unrealized Appreciation                                    $1,238,754
                                                                     ==========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING LIFESTYLE GROWTH PORTFOLIO                   as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


Shares                                                                           Value
-----------------------------------------------------------------------------------------
INVESTMENT COMPANIES: 100.0%
198,272         ING Alliance MidCap Growth Portfolio                          $ 3,241,747
691,020         ING JP Morgan Fleming International Growth Portfolio            7,463,013
776,312         ING Julius Baer Foreign Portfolio                               8,089,169
412,667         ING Legg Mason Value Portfolio                                  3,817,168
143,226         ING Marsico Growth Portfolio                                    1,871,959
746,212         ING PIMCO Core Bond Portfolio                                   8,044,169
312,053         ING PIMCO High Yield Portfolio                                  3,089,326
249,338         ING Salomon Brothers Aggressive Growth Portfolio                9,335,204
610,109         ING Salomon Brothers All Cap Portfolio                          7,589,762
304,989         ING VP Index Plus MidCap Portfolio                              5,068,911
282,151         ING VP Small Company Portfolio                                  5,070,247
                                                                              -----------
                Total Investment Companies
                  (Cost $61,333,553)                                           62,680,675
                                                                              -----------

          TOTAL INVESTMENTS IN SECURITIES
            (COST $61,333,553)*                                         100.0%        $62,680,675
          OTHER ASSETS AND
            LIABILITIES-NET                                               0.0               5,776
                                                                        -----         -----------
          NET ASSETS                                                    100.0%        $62,686,451
                                                                        =====         ===========

 * Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                                  $1,347,122
      Gross Unrealized Depreciation                                          --
                                                                     ----------
      Net Unrealized Appreciation                                    $1,347,122
                                                                     ==========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO        as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


Shares                                                                           Value
-----------------------------------------------------------------------------------------
INVESTMENT COMPANIES: 100.0%
129,177         ING Alliance MidCap Growth Portfolio                          $ 2,112,043
406,349         ING JP Morgan Fleming International Growth Portfolio            4,388,574
649,486         ING Julius Baer Foreign Portfolio                               6,767,642
372,187         ING Legg Mason Value Portfolio                                  3,442,731
 77,815         ING Marsico Growth Portfolio                                    1,017,045
171,769         ING Salomon Brothers Aggressive Growth Portfolio                6,431,020
303,259         ING Salomon Brothers All Cap Portfolio                          3,772,541
206,703         ING VP Index Plus MidCap Portfolio                              3,435,401
153,418         ING VP Small Company Portfolio                                  2,756,919
                                                                              -----------
                Total Investment Companies (Cost $33,406,314)                  34,123,916
                                                                              -----------

          TOTAL INVESTMENTS IN SECURITIES
            (COST $33,406,314)*                                         100.0%        $34,123,916
          OTHER ASSETS AND
            LIABILITIES-NET                                             (0.0)              (1,963)
                                                                        -----         -----------
          NET ASSETS                                                    100.0%        $34,121,953
                                                                        =====         ===========

 * Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                                 $717,602
      Gross Unrealized Depreciation                                       --
                                                                    --------
      Net Unrealized Appreciation                                   $717,602
                                                                    ========

                 See Accompanying Notes to Financial Statements

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                     TERM OF OFFICE
                                  POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)                    Trustee        February          President and Partner, Doherty, Wallace,
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Pillsbury and Murphy, P.C., Attorneys
Scottsdale, AZ 85258                                                   (1996 -- Present).
Born: 1934

J. Michael Earley(3)                  Trustee        1997 -- Present   President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.                                           Bankers Trust Company, N.A.
Scottsdale, AZ 85258                                                   (1992 -- Present).
Born: 1945

R. Barbara Gitenstein(2)              Trustee        1997 -- Present   President, College of
7337 E. Doubletree Ranch Rd.                                           New Jersey (1999 -- Present).
Scottsdale, AZ 85258
Born: 1948

Walter H. May(2)                      Trustee        February          Retired. Formerly, Managing Director and
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Director of Marketing, Piper Jaffray,
Scottsdale, AZ 85258                                                   Inc.
Born: 1936

Jock Patton(2)                        Trustee        February          Private Investor (June 1997 -- Present).
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Formerly Director and Chief Executive
Scottsdale, AZ 85258                                                   Officer, Rainbow Multimedia Group, Inc.
Born: 1945                                                             (January 1999 -- December 2001).

David W.C. Putnam(3)                  Trustee        February          President and Director, F.L. Putnam
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Securities Company, Inc. and its
Scottsdale, AZ 85258                                                   affiliates (1978 -- Present); President,
Born: 1939                                                             Secretary and Trustee, The Principled
                                                                       Equity Market Fund (1996 -- Present).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
INDEPENDENT TRUSTEES
Paul S. Doherty(2)                    118       University of Massachusetts Foundation
7337 E. Doubletree Ranch Rd.                    Board
Scottsdale, AZ 85258                            (April 2004 -- Present).
Born: 1934
J. Michael Earley(3)                  118       None
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1945
R. Barbara Gitenstein(2)              118       New Jersey Resources (September 2003 --
7337 E. Doubletree Ranch Rd.                    Present).
Scottsdale, AZ 85258
Born: 1948
Walter H. May(2)                      118       Trustee, BestPrep Charity
7337 E. Doubletree Ranch Rd.                    (1991 -- Present).
Scottsdale, AZ 85258
Born: 1936
Jock Patton(2)                        118       Director, Hypercom, Inc. (January
7337 E. Doubletree Ranch Rd.                    1999 -- Present); JDA Software Group,
Scottsdale, AZ 85258                            Inc. (January 1999 -- Present); Swift
Born: 1945                                      Transportation Co. (March
                                                2004 -- Present).
David W.C. Putnam(3)                  118       Anchor International Bond (December
7337 E. Doubletree Ranch Rd.                    2000 -- 2002); Progressive Capital
Scottsdale, AZ 85258                            Accumulation Trust (August
Born: 1939                                      1998 -- Present); Principled Equity
                                                Market Fund (November 1996 -- Present),
                                                Mercy Endowment Foundation
                                                (1995 -- Present); Director, F.L. Putnam
                                                Investment Management Company (December
                                                2001 -- Present); Asian American Bank
                                                and Trust Company (June
                                                1992 -- Present); and Notre Dame Health
                                                Care Center (1991 -- Present) F.L.
                                                Putnam Securities Company, Inc. (June
                                                1978 -- Present); and an Honorary
                                                Trustee, Mercy Hospital
                                                (1973 -- Present).

--------------------------------------------------------------------------------

                                                     TERM OF OFFICE
                                  POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
Blaine E. Rieke(3)                    Trustee        February          General Partner, Huntington Partners
7337 E. Doubletree Ranch Rd.                         2002 -- Present   (January 1997 -- Present). Chairman of
Scottsdale, AZ 85258                                                   the Board and Trustee of each of the
Born: 1933                                                             funds managed by ING Investment
                                                                       Management Co. LLC (November 1998 --
                                                                       February 2001).

Roger B. Vincent(3)                   Trustee        1994 -- Present   President, Springwell Corporation
7337 E. Doubletree Ranch Rd.                                           (1989 -- Present). Formerly, Director
Scottsdale, AZ 85258                                                   Tatham Offshore, Inc. (1996 -- 2000).
Born: 1945

Richard A. Wedemeyer(2)               Trustee        February          Retired. Mr. Wedemeyer was formerly Vice
7337 E. Doubletree Ranch Rd.                         2002 -- Present   President -- Finance and Administration,
Scottsdale, AZ 85258                                                   Channel Corporation (June 1996 -- April
Born: 1936                                                             2002). Formerly Trustee, of each of the
                                                                       funds managed by ING Investment
                                                                       Management Co. LLC (1998 -- 2001).

TRUSTEES WHO ARE "INTERESTED
  PERSONS":

Thomas J. McInerney(4)                Trustee        February          Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Financial Services (September 2001 --
Scottsdale, AZ 85258                                                   Present); Member ING Americas Executive
Born: 1956                                                             Committee (2001 -- Present); ING Aeltus
                                                                       Holding Company, Inc. (2000 -- Present),
                                                                       ING Retail Holding Company
                                                                       (1998 -- Present), and ING Retirement
                                                                       Holdings, Inc. (1997 -- Present).
                                                                       Formerly, President, ING Life Insurance
                                                                       and Annuity Company (September
                                                                       1997 -- November 2002) Chief Executive
                                                                       Officer and Director of Northern Life
                                                                       Insurance Company (March 2001 -- October
                                                                       2002), General Manager and Chief
                                                                       Executive Officer, ING Worksite Division
                                                                       (December 2000 -- October 2001),
                                                                       President ING-SCI, Inc. (August
                                                                       1997 -- December 2000); President, Aetna
                                                                       Financial Services (August
                                                                       1997 -- December 2000).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
Blaine E. Rieke(3)                    118       Trustee Morgan Chase Trust Co. (January
7337 E. Doubletree Ranch Rd.                    1998 -- Present); Director, Members
Scottsdale, AZ 85258                            Trust Co. (November 2003 -- Present).
Born: 1933
Roger B. Vincent(3)                   118       Director, AmeriGas Propane, Inc.
7337 E. Doubletree Ranch Rd.                    (1998 -- Present).
Scottsdale, AZ 85258
Born: 1945
Richard A. Wedemeyer(2)               118       Director, Touchstone Consulting Group
7337 E. Doubletree Ranch Rd.                    (1997 -- Present); Trustee, Jim Henson
Scottsdale, AZ 85258                            Legacy (1994 -- Present).
Born: 1936
TRUSTEES WHO ARE "INTERESTED
  PERSONS":
Thomas J. McInerney(4)                171       Director, Equitable Life Insurance Co.,
7337 E. Doubletree Ranch Rd.                    Golden American Life Insurance Co., Life
Scottsdale, AZ 85258                            Insurance Company of Georgia, Midwestern
Born: 1956                                      United Life Insurance Co., ReliaStar
                                                Life Insurance Co., Security Life of
                                                Denver, Security Connecticut Life
                                                Insurance Co., Southland Life Insurance
                                                Co., USG Annuity and Life Company, and
                                                United Life and Annuity Insurance Co.
                                                Inc (March 2001 -- Present); Member of
                                                the Board, Bushnell Performing Arts
                                                Center; St. Francis Hospital; National
                                                Conference of Community Justice, and
                                                Metro Atlanta Chamber of Commerce.

--------------------------------------------------------------------------------

                                                     TERM OF OFFICE
                                  POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
John G. Turner(5)                     Trustee        February          Chairman, Hillcrest Capital Partners
7337 E. Doubletree Ranch Rd.                         2002 -- Present   (May 2002 -- Present); President,
Scottsdale, AZ 85258                                                   Formerly, Vice Chairman of ING Americas'
Born: 1939                                                             (2000 -- 2002); Chairman and Chief
                                                                       Executive Officer of ReliaStar Financial
                                                                       Corp. (1993 -- 2000); Chairman of
                                                                       ReliaStar Life Insurance Company of New
                                                                       York (1995 -- 1998); Chairman of
                                                                       Northern Life Insurance Company
                                                                       (1992 -- 2001); Chairman and Trustee of
                                                                       the Northstar affiliated investment
                                                                       companies (1993 -- 2001) and Director,
                                                                       Northstar Investment Management
                                                                       Corporation and its affiliates
                                                                       (1993 -- 1999).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
John G. Turner(5)                     118       Director, Hormel Foods Corporation
7337 E. Doubletree Ranch Rd.                    (March 2000 -- Present); Shopko Stores,
Scottsdale, AZ 85258                            Inc. (August 1999 -- Present); and M.A.
Born: 1939                                      Mortenson Company (March
                                                2002 -- Present); Conseco, Inc.
                                                (September 2003 -- Present).

------------------

(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2) Valuation and Proxy Voting Committee (formerly the Valuation Committee) member.

(3) Audit Committee member.

(4) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

--------------------------------------------------------------------------------

                                                                TERM OF OFFICE
                                     POSITION(S) HELD            AND LENGTH OF                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                 WITH THE TRUST            TIME SERVED(1)               DURING THE PAST FIVE YEARS
---------------------                ----------------           --------------               --------------------------

James M. Hennessy                 President and Chief       March 2003 -- present     President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.      Executive Officer                                   ING Investments, LLC (December
Scottsdale, AZ 85258                                                                  2001 -- Present). Formerly, Senior
Born: 1949                                                                            Executive Vice President and Chief
                                                                                      Operating Officer, ING Investments, LLC
                                                                                      (April 1995 -- December 2000); and
                                                                                      Executive Vice President, ING
                                                                                      Investments, LLC (May 1998 -- June
                                                                                      2000).

Michael J. Roland                 Executive Vice            March 2003 -- present     Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.      President and                                       Financial Officer and Treasurer, ING
Scottsdale, AZ 85258              Principal Financial                                 Investments, LLC (December
Born: 1958                        Officer                                             2001 -- Present). Formerly, Senior Vice
                                                                                      President, ING Investments, LLC (June
                                                                                      1998 -- December 2001).

Stanley D. Vyner                  Executive Vice            August 2003 -- present    Executive Vice President, ING
7337 E. Doubletree Ranch Rd.      President                                           Investments, LLC and certain of its
Scottsdale, AZ 85258                                                                  affiliates (July 2000 -- Present) and
Born: 1950                                                                            Chief Investment Risk Officer (June
                                                                                      2003 -- Present); Formerly, Chief
                                                                                      Investment Officer for the International
                                                                                      Portfolios, ING Investments, LLC (July
                                                                                      1996 -- June 2003); and President and
                                                                                      Chief Executive Officer, ING
                                                                                      Investments, LLC (August 1996 -- August
                                                                                      2000).

Robert S. Naka                    Senior Vice President     January 2003 -- present   Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.                                                          Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258                                                                  (October 2001 -- Present). Formerly,
Born: 1963                                                                            Senior Vice President and Assistant
                                                                                      Secretary, ING Funds Services, LLC
                                                                                      (February 1997 -- August 1999).

Kimberly A. Anderson              Senior Vice President     November 2003 --          Senior Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.                                present                   LLC (October 2003 -- Present). Formerly,
Scottsdale, AZ 85258                                                                  Vice President and Assistant Secretary,
Born: 1964                                                                            ING Investments, LLC (October 2001 --
                                                                                      October 2003); Assistant Vice President,
                                                                                      ING Funds Services, LLC (November
                                                                                      1999 -- January 2001); and has held
                                                                                      various other positions with ING Funds
                                                                                      Services, LLC for more than the last
                                                                                      five years.

Huey P. Falgout, Jr.              Secretary                 August 2003 -- present    Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                          Services (September 2003 -- Present).
Scottsdale, AZ 85258                                                                  Formerly, Counsel, ING U.S. Financial
Born: 1963                                                                            Services (November 2002 -- September
                                                                                      2003); and Associate General Counsel of
                                                                                      AIG American General (January
                                                                                      1999 -- November 2002).

Robyn L. Ichilov                  Vice President            January 2003 -- present   Vice President, ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.                                                          (October 2001 -- Present) and ING
Scottsdale, AZ 85258              Treasurer                 March 2003 -- Present     Investments, LLC (August
Born: 1967                                                                            1997 -- Present).

Lauren D. Bensinger               Vice President            February                  Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                2003 -- present           Officer, ING Funds Distributor, LLC
Scottsdale, AZ 85258                                                                  (July 1995 -- Present); Vice President
Born: 1954                                                                            (February 1996 -- Present) and Chief
                                                                                      Compliance Officer (October
                                                                                      2001 -- Present), ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                TERM OF OFFICE
                                     POSITION(S) HELD            AND LENGTH OF                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                 WITH THE TRUST            TIME SERVED(1)               DURING THE PAST FIVE YEARS
---------------------                ----------------           --------------               --------------------------
Todd Modic                        Vice President            August 2003 -- present    Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                          Reporting -- Fund Accounting of ING
Scottsdale, AZ 85258                                                                  Funds Services, LLC (September
Born: 1967                                                                            2002 -- Present). Formerly, Director of
                                                                                      Financial Reporting, ING Investments,
                                                                                      LLC (March 2001 -- September 2002);
                                                                                      Director of Financial Reporting, Axient
                                                                                      Communications, Inc. (May
                                                                                      2000 -- January 2001); and Director of
                                                                                      Finance, Rural/Metro Corporation (March
                                                                                      1995 -- May 2000).

Mary Bea Wilkinson                Vice President            March 2003 -- Present     Senior Vice President, ING Outside Funds
7337 E. Doubletree Ranch Rd.                                                          Group (2000 -- Present); Senior Vice
Scottsdale, AZ 85258                                                                  President and Chief Financial Officer,
Born: 1956                                                                            First Golden American Life Insurance
                                                                                      Company of New York (1997 -- Present);
                                                                                      President, Directed Services, Inc.
                                                                                      (1993 -- 1997).

Theresa Kelety                    Assistant Secretary       August 2003 -- present    Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                          (April 2003 -- Present). Formerly,
Scottsdale, AZ 85258                                                                  Senior Associate with Shearman &
Born: 1963                                                                            Sterling (February 2000 -- April 2003);
                                                                                      and Associate with Sutherland Asbill &
                                                                                      Brennan (1996 -- February 2000).

Susan P. Kinens                   Assistant Vice            January 2003 -- present   Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.      President and Assistant                             Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258              Secretary                                           (December 2002 -- Present); and has held
Born: 1976                                                                            various other positions with ING Funds
                                                                                      Services, LLC for more than the last
                                                                                      five years.

Maria M. Anderson                 Assistant Vice            January 2003 -- present   Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.      President                                           Services, LLC (October 2001 -- present).
Scottsdale, AZ 85258                                                                  Formerly, Manager of Fund Accounting and
Born: 1958                                                                            Fund Compliance, ING Investments, LLC
                                                                                      (September 1999 -- November 2001); and
                                                                                      Section Manager of Fund Accounting,
                                                                                      Stein Roe Mutual Funds (July
                                                                                      1998 -- August 1999).

------------------

(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

        INVESTMENT MANAGER AND DISTRIBUTOR
        Directed Services, Inc.
        1475 Dunwoody Drive
        West Chester, PA 19380

        CUSTODIAN
        The Bank of New York
        100 Colonial Center Parkway, Suite 300
        Lake Mary, FL 32746

        LEGAL COUNSEL
        Dechert LLP
        1775 I Street, N.W.
        Washington, D.C. 20006

        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
        KPMG LLP
        99 High Street
        Boston, MA 20110

        BEFORE INVESTING, CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE VARIABLE ANNUITY CONTRACT AND THE UNDERLYING VARIABLE INVESTMENT OPTIONS. THIS AND OTHER INFORMATION IS CONTAINED IN THE PROSPECTUS FOR THE VARIABLE ANNUITY CONTRACT AND THE UNDERLYING VARIABLE INVESTMENT OPTIONS. OBTAIN THESE PROSPECTUSES FROM YOUR AGENT/REGISTERED REPRESENTATIVE AND READ THEM CAREFULLY BEFORE INVESTING. THE PORTFOLIOS' PROXY VOTING RECORD WILL BE AVAILABLE WITHOUT CHARGE ON OR ABOUT AUGUST 31, 2004 ON THE PORTFOLIOS' WEBSITE AT WWW.INGFUNDS.COM AND ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

                                                     ---------------------------
                                                              PRESORTED
                                                               STANDARD
         [ING FUNDS LOGO]                                    U.S. POSTAGE
                                                                 PAID
                                                              BOSTON MA
                                                           PERMIT NO. 57842
                                                     ---------------------------

                                     VPSAR-LS       (0604-082804)

                                                    SEMI-ANNUAL REPORT

[PHOTO OF COMPASS]

SEMI-ANNUAL REPORT
June 30, 2004
                                                 ING INVESTORS TRUST

                                                 ING American Funds Growth
                                                 Portfolio
                                                 ING American Funds
                                                 International Portfolio
                                                 ING American Funds
                                                 Growth-Income Portfolio

                                                                [ING FUNDS LOGO]

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter..........................................    1
Market Perspective..........................................    2
Portfolio Managers' Reports.................................    4
Statements of Assets and Liabilities........................    7
Statements of Operations....................................    8
Statements of Changes in Net Assets.........................    9
Financial Highlights........................................   10
Notes to Financial Statements...............................   11
Trustee and Officer Information.............................   15

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

(PHOTO OF JAMES M. HENNESSY)

JAMES M. HENNESSY

Dear Shareholder:

The past year has been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption of goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reduced the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Services at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy
James M. Hennessy
President
ING Funds
July 19, 2004

MARKET PERSPECTIVE:   SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

OVERVIEW

Perhaps it was inevitable that the markets should be a little neurotic after the heady gains of 2003. But whatever the reasons, investors in 2004 alternately cheered and fretted over the developing economic outlook, sending markets up, down and up again before ending the first six months of 2004 with modest and distinctly fragile gains.

At first the worry was the so-called jobless recovery, then half way through the six-month period a very strong U.S. employment report was released. The report generated euphoria until people realized that as the job market tightens, inflation picks up and rising interest rates were likely not far away. Investors took comfort from Federal Open Market Committee ("FOMC") Chairman Greenspan's soothing advice that the rebound in interest rates would be "measured". But as the six months ended June 30, 2004 drew to a close, attention switched nervously to the impending U.S. earnings season and the strong possibility that the splendid results of the last few quarters would likely not be maintained.

GLOBAL EQUITIES managed a 3.52% return, net of withholding tax on dividends, for the six months ended June 30, 2004 according to the Morgan Stanley Capital International ("MSCI") World Index(1) in dollars, after peaking on average in mid February and spending much of May in negative territory.

Among CURRENCIES, the euro reached a post launch record also in mid February before retreating and ending about 3.0% lower for the six months ended June 30, 2004. The British pound ended the six months 2.0% higher against the dollar, as the Bank of England became the first of the major central banks to raise interest rates. The yen lost approximately 1.5%, ironically after the Bank of Japan stopped buying dollars to keep the yen weak, spending a staggering $144 billion in the first quarter of 2004 to do so.

FIXED INCOME MARKET

U.S. FIXED INCOME classes started 2004 as they had ended 2003. Disappointing jobs reports, together with stubbornly high new unemployment claims, suggested continuing weakness, and gave bond investors a solid first quarter of gains. That all changed on the first Friday in April 2004, with the very bullish U.S. employment report. Investment grade bonds unsurprisingly bore the brunt of fears that a new cycle of rising interest rates from multi-decade low levels was about to start. For the six months ended June 30, 2004, the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds returned a tiny 0.16%. The Lehman Brothers Corporate Index(3) component and the Lehman Brothers Treasury Bond Index(4) fell by 0.26% and 0.20%, respectively. Ten-year Treasury yields rose by 36 basis points to 4.62%, passing through rates not seen in nearly two years. Yields on 90-day Treasury Bills rose 39 basis points to 1.3%, emphatically breaching the 1.0% level, a rate above which they had not closed since June 9, 2003. High yield bonds did better, the Lehman Brothers U.S. Corporate High Yield Bond Index(5) hung on to return 1.35% for the six-month period.

DOMESTIC EQUITY MARKET

The U.S. EQUITIES market rose 3.44% in the six months ended June 30, 2004, based on the Standard & Poor's ("S&P") 500 Index(6) including dividends. This implies a price-to-earnings (P/E) level of just over 17 times 2004 earnings. Three strong employment reports in the second quarter of 2004 were welcomed, but all was not in harmony. For while successive, upbeat economic statistics sang of good economic times, there was also a steady drumbeat of evidence that inflation was picking up. The Federal Funds rate at just 1.0% meant that real interest rates were becoming ever more negative at the same time, while the economy was growing at over 4.0%. With labor markets tightening and oil prices breaking above $40 per barrel, this appears to be an increasingly unstable situation. Meanwhile, the FOMC took almost the entire second quarter of 2004 before increasing the Federal Funds rate to 1.25% on June 30, 2004. However, in the week before the increase, the wind seemed to shift again. First quarter of 2004 gross domestic product ("GDP") growth was revised down to 3.9%, durable goods orders fell, and retailers and auto companies complained of slack sales. On the day the FOMC raised rates, the Chicago Purchasing Managers' Index(7) had its largest monthly drop in 30 years. Perhaps Greenspan's "measured" policy was right, but perhaps something else was wrong.

The first half of 2004 ended, with investors again nervously awaiting the employment report two days later.

                            MARKET PERSPECTIVE:   SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INTERNATIONAL MARKETS

Most INTERNATIONAL MARKETS eked out similarly modest gains for the six months ended June 30, 2004, but JAPAN was the star, rising 10.73% in dollars according to the MSCI Japan Index(8). Sentiment was encouraged by first quarter GDP growth, reported at a surprisingly strong 6.1% annualized, suggesting that the world's second largest economy was at last emerging from its slump of more than a decade.

EUROPEAN EX UK MARKETS gained 2.88% in dollars in the six months ended June 30, 2004, according to the MSCI Europe ex UK Index(9). Buoyant exports were about the only good news, as domestic demand still languished under unemployment of 9.0%. Still, these markets look relatively cheap.

Finally the UK market rose 3.32% in dollars during the first six months of 2004, based on the MSCI UK Index(10). The economy appears to be strong, but the troubling imbalances of an over-indebted consumer and a housing price bubble led to three interest rate increases by the Bank of England, with more likely on the way.
------------------
(1) The MSCI WORLD INDEX reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East -- comprising approximately 1,500 securities -- with values expressed in U.S. dollars.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The LEHMAN BROTHERS CORPORATE INDEX includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(4) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is composed of all Treasury bonds covered by the Lehman Brothers Aggregate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(5) The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(6) The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(7) The CHICAGO PURCHASING MANAGERS' INDEX measures manufacturing activity in the industrial Midwest.

(8) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIOS' PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING AMERICAN FUNDS GROWTH PORTFOLIO                   PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

The ING American Funds Growth Portfolio (the "Portfolio") seeks to make your investment grow by investing all of its assets in the Class 2 Shares of the Growth Fund, a series of American Funds Insurance Series(R), a registered open-end investment company. Please refer to the Growth Fund commentary of the Semi-Annual Report of the American Funds Insurance Series on page 24.

For the six months ended June 30, 2004, the Portfolio returned 4.31%, compared to the S&P 500 Index(1), which returned 3.44%.

                                          CUMULATIVE TOTAL RETURNS
                                     FOR THE PERIOD ENDED JUNE 30, 2004
                                     ----------------------------------
                                              SINCE INCEPTION
                                              OF THE PORTFOLIO
                                             SEPTEMBER 2, 2003
                                             -----------------
ING American Funds Growth Portfolio                12.00%
S&P 500 Index(1)                                   14.80%(2)

The table above illustrates the total return of ING American Funds Growth Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) Since inception performance of the index is shown from September 1, 2003.

PRINCIPAL RISKS FACTORS: The price of equity securities fluctuates based on changes in a company's financial condition and overall market condition and economic conditions. The value of equity securities purchased by the Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. A portfolio counselor of a Master Fund will apply investment techniques and risk analyses in making investment decisions for a Master Fund, but there can be no assurance that these will achieve the Master Fund or Portfolio's objective, and a portfolio counselor could do a poor job in executing an investment strategy. The price of security held by a Master Fund or Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. From time to time, the stock market may not favor the type or style of securities in which a Master Fund or Portfolio invests.

PORTFOLIO MANAGERS' REPORT            ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

The ING American Funds International Portfolio (the "Portfolio") seeks to make your investment grow over time by investing all of its assets in the Class 2 Shares of the International Fund, a series of American Funds Insurance Series(R), a registered open-end investment company. Please refer to the International Fund commentary of the Semi-Annual Report of the American Funds Insurance Series on page 25.

For the six months ended June 30, 2004, the Portfolio returned 4.29%, compared to the MSCI EAFE(1) Index, which returned 4.86%.

                                                 CUMULATIVE TOTAL RETURNS
                                            FOR THE PERIOD ENDED JUNE 30, 2004
                                            ----------------------------------
                                                     SINCE INCEPTION
                                                     OF THE PORTFOLIO
                                                    SEPTEMBER 2, 2003
                                                    -----------------
ING American Funds International Portfolio                19.78%
MSCI EAFE Index(1)                                        26.61%(2)

The table above illustrates the total return of ING American Funds International Portfolio against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

Portfolio holdings are subject to change daily.

(1) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.

(2) Since inception performance of the index is shown from September 1, 2003.

PRINCIPAL RISKS FACTORS: The price of equity securities fluctuates based on changes in a company's financial condition and overall market condition and economic conditions. The value of equity securities purchased by a Master Fund or Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, investments in foreign currency-denominated securities may reduce the value of an investment. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Risks of foreign investing are generally intensified for investments in emerging markets. A portfolio's investments in illiquid securities may reduce the returns because it may be unable to sell the securities at an advantageous time or price. A portfolio counselor of a Master Fund will apply investment techniques and risk analyses in making investment decisions for a Master Fund, but there can be no assurance that these will achieve the Master Fund or Portfolio's objective, and a portfolio counselor could do a poor job in executing an investment strategy. The price of a security held by a Master Fund or Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. From time to time, the stock market may not favor the type or style of securities in which a Master Fund or Portfolio invests.

ING AMERICAN FUNDS GROWTH-INCOME PORTFOLIO            PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

The ING American Funds Growth-Income Portfolio (the "Portfolio") seeks to make your investment grow and to provide you with income over time by investing all of its assets in the Class 2 Shares of the Growth-Income Fund, a series of American Funds Insurance Series(R), a registered open-end investment company. Please refer to the Growth-Income commentary of the Semi-Annual Report of the American Funds Insurance Series on page 26.

For the six months ended June 30, 2004, the Portfolio returned 3.77%, compared to the S&P 500 Index(1), which returned 3.44%.

                                                 CUMULATIVE TOTAL RETURNS
                                            FOR THE PERIOD ENDED JUNE 30, 2004
                                            ----------------------------------
                                                     SINCE INCEPTION
                                                     OF THE PORTFOLIO
                                                    SEPTEMBER 2, 2003
                                                    -----------------
ING American Funds Growth-Income Portfolio                13.33%
S&P 500 Index(1)                                          14.80%(1)

The table above illustrate the total return of ING American Funds Growth-Income Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) Since inception performance of the index is shown from September 1, 2003.

PRINCIPAL RISKS FACTORS: The price of equity securities fluctuates based on changes in a company's financial condition and overall market condition and economic conditions. The value of equity securities purchased by a Master Fund or Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. A portfolio counselor of a Master Fund will apply investment techniques and risk analyses in making investment decisions for a Master Fund, but there can be no assurance that these will achieve the Master Fund or Portfolio's objective, and a portfolio counselor could do a poor job in executing an investment strategy. The price of a security held by a Master Fund or Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. From time to time, the stock market may not favor the type or style of securities in which a Master Fund or Portfolio invests.

      STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

(Amounts in thousands, except per share amounts)

                                                                 ING           ING             ING
                                                              AMERICAN      AMERICAN        AMERICAN
                                                                FUNDS         FUNDS           FUNDS
                                                               GROWTH     INTERNATIONAL   GROWTH-INCOME
                                                              PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                              ---------     ---------       ---------
ASSETS:
Investments in American Funds(1) at value*                    $ 503,935     $ 165,142       $ 375,824
Cash                                                                  8             3               4
Other assets                                                         17             9              14
                                                              ---------     ---------       ---------
         Total assets                                           503,960       165,154         375,842
                                                              ---------     ---------       ---------
LIABILITIES:
Accrued distribution fees                                           190            62             142
Accrued trustees' fees                                                5             1               3
Other liabilities and accrued expenses                               23             4              17
                                                              ---------     ---------       ---------
         Total liabilities                                          218            67             162
                                                              ---------     ---------       ---------
NET ASSETS                                                    $ 503,742     $ 165,087       $ 375,680
                                                              =========     =========       =========
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                 487,127       160,366         362,348
Undistributed net investment income (accumulated net
  investment loss)                                                 (531)          449             563
Accumulated net realized gain on investments                        639           706              50
Net unrealized appreciation of investments                       16,507         3,566          12,719
                                                              ---------     ---------       ---------
NET ASSETS                                                    $ 503,742     $ 165,087       $ 375,680
                                                              =========     =========       =========
------------------
* Cost of investments in securities                           $ 487,428     $ 161,576       $ 363,105
Net assets                                                    $ 503,742     $ 165,087       $ 375,680
Shares authorized                                             unlimited     unlimited       unlimited
Par value                                                     $   0.001     $   0.001       $   0.001
Shares outstanding                                               10,621        11,696          10,751
Net asset value and redemption price per share                $   47.43     $   14.11       $   34.94

------------------
(1) The underlying funds for the ING American Funds Growth, ING American Funds International and ING American Funds Growth-Income Portfolios are the Class 2 Shares of the American Growth, American International and American Growth-Income Funds, each a series of American Funds Insurance Series(R), respectively.

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

(Amounts in thousands)

                                                                   ING              ING                ING
                                                                AMERICAN         AMERICAN           AMERICAN
                                                                  FUNDS            FUNDS              FUNDS
                                                                 GROWTH        INTERNATIONAL      GROWTH-INCOME
                                                                PORTFOLIO        PORTFOLIO          PORTFOLIO
                                                                ---------        ---------          ---------
INVESTMENT INCOME:
Dividends from underlying American Funds                         $   201          $  326             $  544
                                                                 -------          ------             ------
    Total investment income                                          201             326                544
                                                                 -------          ------             ------
EXPENSES:
Distribution and service fees                                        749             264                567
Transfer agent fees                                                    4               2                  3
Professional fees                                                     11               3                  7
Custody                                                               15               2                 11
Trustees fees and expenses                                             5               3                  3
Other operating expenses                                              11               7                 10
                                                                 -------          ------             ------
    Total expenses                                                   795             281                601
                                                                 -------          ------             ------
Net investment income (loss)                                        (594)             45                (57)
                                                                 -------          ------             ------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on sale of investments                             637             702                 49
Net change in unrealized appreciation of investments              10,272           1,272              7,774
                                                                 -------          ------             ------
Net realized and unrealized gain on investments                   10,909           1,974              7,823
                                                                 -------          ------             ------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $10,315          $2,019             $7,766
                                                                 =======          ======             ======

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

(Amounts in thousands)

                                                ING AMERICAN FUNDS          ING AMERICAN FUNDS          ING AMERICAN FUNDS
                                                 GROWTH PORTFOLIO         INTERNATIONAL PORTFOLIO     GROWTH-INCOME PORTFOLIO
                                             -------------------------   -------------------------   -------------------------
                                             SIX MONTHS   SEPTEMBER 2,   SIX MONTHS   SEPTEMBER 2,   SIX MONTHS   SEPTEMBER 2,
                                               ENDED       2003(1) TO      ENDED       2003(1) TO      ENDED       2003(1) TO
                                              JUNE 30,    DECEMBER 31,    JUNE 30,    DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                2004          2003          2004          2003          2004          2003
                                                ----          ----          ----          ----          ----          ----
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)                  $   (594)     $     17      $     45      $   390       $    (57)     $   587
Net realized gain on investments                   637             2           702            4             49            1
Net change in unrealized appreciation of
  investments                                   10,272         6,235         1,272        2,294          7,774        4,945
                                              --------      --------      --------      -------       --------      -------
Net increase in net assets resulting from
  operations                                    10,315         6,254         2,019        2,688          7,766        5,533
                                              --------      --------      --------      -------       --------      -------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares               369,772       124,079       124,720       42,645        269,969       92,459
Cost of shares redeemed                         (6,678)           --        (6,466)        (519)           (47)          --
                                              --------      --------      --------      -------       --------      -------
Net increase in net assets resulting from
  capital share transactions                   363,094       124,079       118,254       42,126        269,922       92,459
                                              --------      --------      --------      -------       --------      -------
Net increase in net assets                     373,409       130,333       120,273       44,814        277,688       97,992
                                              --------      --------      --------      -------       --------      -------
NET ASSETS:
Beginning of period                            130,333            --        44,814           --         97,992           --
                                              --------      --------      --------      -------       --------      -------
End of period                                 $503,742      $130,333      $165,087      $44,814       $375,680      $97,992
                                              ========      ========      ========      =======       ========      =======
Undistributed net investment income
  (accumulated net investment loss) at end
  of period                                   $   (531)     $     63      $    449      $   404       $    563      $   620
                                              ========      ========      ========      =======       ========      =======

------------------
(1) Commencement of operations.

                 See Accompanying Notes to Financial Statements

ING AMERICAN PORTFOLIOS (UNAUDITED)                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                   ING AMERICAN FUNDS          ING AMERICAN FUNDS          ING AMERICAN FUNDS
                                                    GROWTH PORTFOLIO         INTERNATIONAL PORTFOLIO     GROWTH-INCOME PORTFOLIO
                                                -------------------------   -------------------------   -------------------------
                                                SIX MONTHS   SEPTEMBER 2,   SIX MONTHS   SEPTEMBER 2,   SIX MONTHS   SEPTEMBER 2,
                                                  ENDED       2003(1) TO      ENDED       2003(1) TO      ENDED       2003(1) TO
                                                 JUNE 30,    DECEMBER 31,    JUNE 30,    DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                   2004          2003          2004          2003          2004          2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $       45.47         42.35         13.53         11.78         33.67         30.83
 Income from investment operations:
 Net investment income (loss)              $       (0.07)         0.01          0.01*         0.12         (0.01)*        0.20
 Net realized and unrealized gain on
 investments                               $        2.03          3.11          0.57          1.63          1.28          2.64
 Total from investment operations          $        1.96          3.12          0.58          1.75          1.27          2.84
 Net asset value, end of period            $       47.43         45.47         14.11         13.53         34.94         33.67
 TOTAL RETURN(2):                          %        4.31          7.37          4.29         14.86          3.77          9.21

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $     503,742       130,333       165,087        44,814       375,680        97,992
 Ratios to average net assets:
 Expenses(3)(5)                            %        0.53          0.53          0.53          0.53          0.53          0.53
 Net investment income (loss)(3)           %       (0.40)         0.09          0.08          6.96         (0.05)         4.41
 Portfolio turnover rate                   %           2             0(4)          6             2             0(4)          0(4)
---------------------------------------------------------------------------------------------------------------------------------

(1)  Commencement of operations of the Portfolio.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  Amount is less than 1%.

(5) The ratio of expenses to average net assets does not include the expenses of the American Growth Fund, American International Fund and American Growth-Income Fund, which were 0.62%, 0.86% and 0.56%, respectively.

* Per share data calculated using average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

         NOTES TO FINANCIAL STATEMENTS as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The ING Investors Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1998 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At June 30, 2004 the Trust had forty-six operational portfolios. The three portfolios included in this report are: ING American Funds Growth Portfolio ("Growth"), ING American Funds International Portfolio ("International") and ING American Funds Growth-Income Portfolio ("Growth-Income") (collectively, the "Portfolios"). Each Portfolio is a diversified series of the Trust.

Each Portfolio currently seeks to achieve its investment objective by investing all its investable assets in a separate portfolio (each a "Fund") of American Funds Insurance Series, a registered open-end management investment company that has the same investment objective and substantially similar policies as the Portfolio. Each Fund directly acquires securities and a Portfolio investing in the Fund acquires an indirect interest in those securities.

Shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.

The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly-owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), an indirect wholly-owned subsidiary of ING Groep N.V. ("ING"), Equitable Life Insurance Company of Iowa, an indirect wholly-owned subsidiary of ING, Security Life of Denver, an indirect wholly owned subsidiary of ING, Southland Life Insurance Company, an indirect wholly-owned subsidiary of ING, ReliaStar Life Insurance Company, an indirect wholly-owned subsidiary of ING, United Life Annuities, an indirect wholly owned subsidiary of Golden American and ReliaStar Life Insurance Company of New York, an indirect wholly-owned subsidiary of Golden American. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. Investments in open-end investment companies are valued at their net asset value each business day.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-dividend date. Net investment income, if any, will be declared and paid annually. Each portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

D. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required.

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

E. Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

F. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the agreement at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

NOTE 3 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (the "Manager"), an indirect wholly owned subsidiary of ING, provides each of the Portfolios with advisory and administrative services under a Management Agreement (the "Agreement"). Under the terms of the Agreement, during periods when each Portfolio invests all or substantially all of its assets in another investment company, the Portfolio pays no management fee and no administration fee. During periods when the Portfolios invest directly in investment securities, each Portfolio pays the Manager a monthly administration fee of 0.10% of its average daily net assets and a monthly management fee based on the following annual rates of the average daily net assets of the Portfolios:

PORTFOLIO                                      FEE
---------                                      ---
Growth                          0.50% of the first $600 million;
                                0.45% of the next $400 million;
                                0.42% of the next $1 billion;
                                0.37% of the next $1 billion;
                                0.35% on the next $2 billion;
                                0.33% of the next $3 billion;
                                0.315% of the next $5 billion; and
                                0.30% of the amount in excess of
                                $13 billion
International                   0.69% of the first $500 million;
                                0.59% on the next $500 million;
                                0.53% on the next $500 million;
                                0.50% on the next $1 billion;
                                0.48% on the next $1.5 billion;
                                0.47% on the next $2.5 billion;
                                0.46% on the next $4 billion;
                                and 0.45% of the amount in
                                excess of $10.5 billion
Growth-Income                   0.50% of the first $600 million;
                                0.45% on the next $900 million;
                                0.40% on the next $1 billion;
                                0.32% on the next $1.5 billion;
                                0.285% on the next $2.5 billion;
                                0.256% on the next $4 billion; and
                                0.242% of the amount in excess of
                                $10.5 billion

NOTE 4 -- INVESTMENTS IN UNDERLYING FUNDS

For the six months ended June 30, 2004, the cost of purchases and the proceeds from the sales of the underlying American Funds, were as follows (in thousands):

                                              PURCHASES   SALES
                                              ---------   ------
Growth                                        $369,915    $7,264
International                                  125,038     6,695
Growth-Income                                  270,466       490

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each of the Portfolios has entered into a Rule 12b-1 distribution agreement (the "Agreement") with Directed Services, Inc. ("DSI", or the "Distributor"). The Agreement provides that each Portfolio shall pay a 12b-1 distribution fee, for distribution services including payments to DSI, at an annual rate not to

--------------------------------------------------------------------------------

NOTE 5 -- DISTRIBUTION AND SERVICE FEES (CONTINUED)

exceed 0.50% of the average daily net assets. In addition, Class 2 shares of each of the underlying Growth Fund, International Fund and Growth-Income Fund pay 0.25% of average assets annually to American Funds Distributors, Inc. pursuant to a plan of distribution which fees are indirectly borne by the Portfolios.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

Investors in the Portfolios should recognize that an investment in the Portfolios bears not only a proportionate share of the expenses of the Portfolios (including operating costs and management fees) but also indirectly similar expenses of the underlying mutual funds in which each Portfolio invests. Investors also bear their proportionate share of any sales charges incurred by the Portfolios related to the purchase of shares of the mutual fund investments.

NOTE 7 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows (in thousands):

                                     SIX MONTHS   SEPTEMBER 2,
                                       ENDED       2003(1) TO
                                      JUNE 30,    DECEMBER 31,
                                        2004          2003
                                        ----          ----
GROWTH (NUMBER OF SHARES)
Shares sold                              7,900         2,866
Shares redeemed                           (145)           --
                                      --------      --------
Net increase in shares outstanding       7,755         2,866
                                      ========      ========
GROWTH ($)
Shares sold                           $369,772      $124,079
Shares redeemed                         (6,678)           --
                                      --------      --------
Net increase                          $363,094      $124,079
                                      ========      ========

                                     SIX MONTHS   SEPTEMBER 2,
                                       ENDED       2003(1) TO
                                      JUNE 30,    DECEMBER 31,
                                        2004          2003
                                        ----          ----
INTERNATIONAL (NUMBER OF SHARES)
Shares sold                              8,861        3,356
Shares redeemed                           (478)         (43)
                                      --------      -------
Net increase in shares outstanding       8,383        3,313
                                      ========      =======
INTERNATIONAL ($)
Shares sold                           $124,720      $42,645
Shares redeemed                         (6,466)        (519)
                                      --------      -------
Net increase                          $118,254      $42,126
                                      ========      =======

                                     SIX MONTHS   SEPTEMBER 2,
                                       ENDED       2003(1) TO
                                      JUNE 30,    DECEMBER 31,
                                        2004          2003
                                        ----          ----
GROWTH-INCOME (NUMBER OF SHARES)
Shares sold                              7,843        2,910
Shares redeemed                             (2)          --
                                      --------      -------
Net increase in shares outstanding       7,841        2,910
                                      ========      =======
GROWTH-INCOME ($)
Shares sold                           $269,969      $92,459
Shares redeemed                            (47)          --
                                      --------      -------
Net increase                          $269,922      $92,459
                                      ========      =======

------------------

(1) Commencement of operations.

NOTE 8 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These "book/tax" differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The tax-basis components of distributable earnings as of December 31, 2003 are as follows (in thousands):

                                   UNDISTRIBUTED    UNREALIZED
                                     ORDINARY      APPRECIATION/
                                      INCOME       DEPRECIATION
                                   -------------   -------------
Growth                                 $ 65           $6,235
International                           409            2,294
Growth-Income                           622            4,945

--------------------------------------------------------------------------------

NOTE 9 -- OTHER INFORMATION

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds. ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                     TERM OF OFFICE
                                  POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)                    Trustee        February          President and Partner, Doherty, Wallace,
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Pillsbury and Murphy, P.C., Attorneys
Scottsdale, AZ 85258                                                   (1996 -- Present).
Born: 1934

J. Michael Earley(3)                  Trustee        1997 -- Present   President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.                                           Bankers Trust Company, N.A.
Scottsdale, AZ 85258                                                   (1992 -- Present).
Born: 1945

R. Barbara Gitenstein(2)              Trustee        1997 -- Present   President, College of
7337 E. Doubletree Ranch Rd.                                           New Jersey (1999 -- Present).
Scottsdale, AZ 85258
Born: 1948

Walter H. May(2)                      Trustee        February          Retired. Formerly, Managing Director and
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Director of Marketing, Piper Jaffray,
Scottsdale, AZ 85258                                                   Inc.
Born: 1936

Jock Patton(2)                        Trustee        February          Private Investor (June 1997 -- Present).
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Formerly Director and Chief Executive
Scottsdale, AZ 85258                                                   Officer, Rainbow Multimedia Group, Inc.
Born: 1945                                                             (January 1999 -- December 2001).

David W.C. Putnam(3)                  Trustee        February          President and Director, F.L. Putnam
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Securities Company, Inc. and its
Scottsdale, AZ 85258                                                   affiliates (1978 -- Present); President,
Born: 1939                                                             Secretary and Trustee, The Principled
                                                                       Equity Market Fund (1996 -- Present).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
INDEPENDENT TRUSTEES
Paul S. Doherty(2)                    118       University of Massachusetts Foundation
7337 E. Doubletree Ranch Rd.                    Board
Scottsdale, AZ 85258                            (April 2004 -- Present).
Born: 1934
J. Michael Earley(3)                  118       None
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1945
R. Barbara Gitenstein(2)              118       New Jersey Resources (September 2003 --
7337 E. Doubletree Ranch Rd.                    Present).
Scottsdale, AZ 85258
Born: 1948
Walter H. May(2)                      118       Trustee, BestPrep Charity
7337 E. Doubletree Ranch Rd.                    (1991 -- Present).
Scottsdale, AZ 85258
Born: 1936
Jock Patton(2)                        118       Director, Hypercom, Inc. (January
7337 E. Doubletree Ranch Rd.                    1999 -- Present); JDA Software Group,
Scottsdale, AZ 85258                            Inc. (January 1999 -- Present); Swift
Born: 1945                                      Transportation Co. (March
                                                2004 -- Present).
David W.C. Putnam(3)                  118       Anchor International Bond (December
7337 E. Doubletree Ranch Rd.                    2000 -- 2002); Progressive Capital
Scottsdale, AZ 85258                            Accumulation Trust (August
Born: 1939                                      1998 -- Present); Principled Equity
                                                Market Fund (November 1996 -- Present),
                                                Mercy Endowment Foundation
                                                (1995 -- Present); Director, F.L. Putnam
                                                Investment Management Company (December
                                                2001 -- Present); Asian American Bank
                                                and Trust Company (June
                                                1992 -- Present); and Notre Dame Health
                                                Care Center (1991 -- Present) F.L.
                                                Putnam Securities Company, Inc. (June
                                                1978 -- Present); and an Honorary
                                                Trustee, Mercy Hospital
                                                (1973 -- Present).

--------------------------------------------------------------------------------

                                                     TERM OF OFFICE
                                  POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
Blaine E. Rieke(3)                    Trustee        February          General Partner, Huntington Partners
7337 E. Doubletree Ranch Rd.                         2002 -- Present   (January 1997 -- Present). Chairman of
Scottsdale, AZ 85258                                                   the Board and Trustee of each of the
Born: 1933                                                             funds managed by ING Investment
                                                                       Management Co. LLC (November 1998 --
                                                                       February 2001).

Roger B. Vincent(3)                   Trustee        1994 -- Present   President, Springwell Corporation
7337 E. Doubletree Ranch Rd.                                           (1989 -- Present). Formerly, Director
Scottsdale, AZ 85258                                                   Tatham Offshore, Inc. (1996 -- 2000).
Born: 1945

Richard A. Wedemeyer(2)               Trustee        February          Retired. Mr. Wedemeyer was formerly Vice
7337 E. Doubletree Ranch Rd.                         2002 -- Present   President -- Finance and Administration,
Scottsdale, AZ 85258                                                   Channel Corporation (June 1996 -- April
Born: 1936                                                             2002). Formerly Trustee, of each of the
                                                                       funds managed by ING Investment
                                                                       Management Co. LLC (1998 -- 2001).

TRUSTEES WHO ARE "INTERESTED
  PERSONS":

Thomas J. McInerney(4)                Trustee        February          Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Financial Services (September 2001 --
Scottsdale, AZ 85258                                                   Present); Member ING Americas Executive
Born: 1956                                                             Committee (2001 -- Present); ING Aeltus
                                                                       Holding Company, Inc. (2000 -- Present),
                                                                       ING Retail Holding Company
                                                                       (1998 -- Present), and ING Retirement
                                                                       Holdings, Inc. (1997 -- Present).
                                                                       Formerly, President, ING Life Insurance
                                                                       and Annuity Company (September
                                                                       1997 -- November 2002) Chief Executive
                                                                       Officer and Director of Northern Life
                                                                       Insurance Company (March 2001 -- October
                                                                       2002), General Manager and Chief
                                                                       Executive Officer, ING Worksite Division
                                                                       (December 2000 -- October 2001),
                                                                       President ING-SCI, Inc. (August
                                                                       1997 -- December 2000); President, Aetna
                                                                       Financial Services (August
                                                                       1997 -- December 2000).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
Blaine E. Rieke(3)                    118       Trustee Morgan Chase Trust Co. (January
7337 E. Doubletree Ranch Rd.                    1998 -- Present); Director, Members
Scottsdale, AZ 85258                            Trust Co. (November 2003 -- Present).
Born: 1933
Roger B. Vincent(3)                   118       Director, AmeriGas Propane, Inc.
7337 E. Doubletree Ranch Rd.                    (1998 -- Present).
Scottsdale, AZ 85258
Born: 1945
Richard A. Wedemeyer(2)               118       Director, Touchstone Consulting Group
7337 E. Doubletree Ranch Rd.                    (1997 -- Present); Trustee, Jim Henson
Scottsdale, AZ 85258                            Legacy (1994 -- Present).
Born: 1936
TRUSTEES WHO ARE "INTERESTED
  PERSONS":
Thomas J. McInerney(4)                171       Director, Equitable Life Insurance Co.,
7337 E. Doubletree Ranch Rd.                    Golden American Life Insurance Co., Life
Scottsdale, AZ 85258                            Insurance Company of Georgia, Midwestern
Born: 1956                                      United Life Insurance Co., ReliaStar
                                                Life Insurance Co., Security Life of
                                                Denver, Security Connecticut Life
                                                Insurance Co., Southland Life Insurance
                                                Co., USG Annuity and Life Company, and
                                                United Life and Annuity Insurance Co.
                                                Inc (March 2001 -- Present); Member of
                                                the Board, Bushnell Performing Arts
                                                Center; St. Francis Hospital; National
                                                Conference of Community Justice, and
                                                Metro Atlanta Chamber of Commerce.

--------------------------------------------------------------------------------

                                                     TERM OF OFFICE
                                  POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
John G. Turner(5)                     Trustee        February          Chairman, Hillcrest Capital Partners
7337 E. Doubletree Ranch Rd.                         2002 -- Present   (May 2002 -- Present); President,
Scottsdale, AZ 85258                                                   Formerly, Vice Chairman of ING Americas'
Born: 1939                                                             (2000 -- 2002); Chairman and Chief
                                                                       Executive Officer of ReliaStar Financial
                                                                       Corp. (1993 -- 2000); Chairman of
                                                                       ReliaStar Life Insurance Company of New
                                                                       York (1995 -- 1998); Chairman of
                                                                       Northern Life Insurance Company
                                                                       (1992 -- 2001); Chairman and Trustee of
                                                                       the Northstar affiliated investment
                                                                       companies (1993 -- 2001) and Director,
                                                                       Northstar Investment Management
                                                                       Corporation and its affiliates
                                                                       (1993 -- 1999).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
John G. Turner(5)                     118       Director, Hormel Foods Corporation
7337 E. Doubletree Ranch Rd.                    (March 2000 -- Present); Shopko Stores,
Scottsdale, AZ 85258                            Inc. (August 1999 -- Present); and M.A.
Born: 1939                                      Mortenson Company (March
                                                2002 -- Present); Conseco, Inc.
                                                (September 2003 -- Present).

------------------

(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2) Valuation and Proxy Voting Committee (formerly the Valuation Committee) member.

(3) Audit Committee member.

(4) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

--------------------------------------------------------------------------------

                                                                TERM OF OFFICE
                                     POSITION(S) HELD            AND LENGTH OF                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                 WITH THE TRUST            TIME SERVED(1)               DURING THE PAST FIVE YEARS
---------------------                ----------------           --------------               --------------------------

James M. Hennessy                 President and Chief       March 2003 -- present     President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.      Executive Officer                                   ING Investments, LLC (December
Scottsdale, AZ 85258                                                                  2001 -- Present). Formerly, Senior
Born: 1949                                                                            Executive Vice President and Chief
                                                                                      Operating Officer, ING Investments, LLC
                                                                                      (April 1995 -- December 2000); and
                                                                                      Executive Vice President, ING
                                                                                      Investments, LLC (May 1998 -- June
                                                                                      2000).

Michael J. Roland                 Executive Vice            March 2003 -- present     Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.      President and                                       Financial Officer and Treasurer, ING
Scottsdale, AZ 85258              Principal Financial                                 Investments, LLC (December
Born: 1958                        Officer                                             2001 -- Present). Formerly, Senior Vice
                                                                                      President, ING Investments, LLC (June
                                                                                      1998 -- December 2001).

Stanley D. Vyner                  Executive Vice            August 2003 -- present    Executive Vice President, ING
7337 E. Doubletree Ranch Rd.      President                                           Investments, LLC and certain of its
Scottsdale, AZ 85258                                                                  affiliates (July 2000 -- Present) and
Born: 1950                                                                            Chief Investment Risk Officer (June
                                                                                      2003 -- Present); Formerly, Chief
                                                                                      Investment Officer for the International
                                                                                      Portfolios, ING Investments, LLC (July
                                                                                      1996 -- June 2003); and President and
                                                                                      Chief Executive Officer, ING
                                                                                      Investments, LLC (August 1996 -- August
                                                                                      2000).

Robert S. Naka                    Senior Vice President     January 2003 -- present   Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.                                                          Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258                                                                  (October 2001 -- Present). Formerly,
Born: 1963                                                                            Senior Vice President and Assistant
                                                                                      Secretary, ING Funds Services, LLC
                                                                                      (February 1997 -- August 1999).

Kimberly A. Anderson              Senior Vice President     November 2003 --          Senior Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.                                present                   LLC (October 2003 -- Present). Formerly,
Scottsdale, AZ 85258                                                                  Vice President and Assistant Secretary,
Born: 1964                                                                            ING Investments, LLC (October 2001 --
                                                                                      October 2003); Assistant Vice President,
                                                                                      ING Funds Services, LLC (November
                                                                                      1999 -- January 2001); and has held
                                                                                      various other positions with ING Funds
                                                                                      Services, LLC for more than the last
                                                                                      five years.

Huey P. Falgout, Jr.              Secretary                 August 2003 -- present    Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                          Services (September 2003 -- Present).
Scottsdale, AZ 85258                                                                  Formerly, Counsel, ING U.S. Financial
Born: 1963                                                                            Services (November 2002 -- September
                                                                                      2003); and Associate General Counsel of
                                                                                      AIG American General (January
                                                                                      1999 -- November 2002).

Robyn L. Ichilov                  Vice President            January 2003 -- present   Vice President, ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.                                                          (October 2001 -- Present) and ING
Scottsdale, AZ 85258              Treasurer                 March 2003 -- present     Investments, LLC (August
Born: 1967                                                                            1997 -- Present).

Lauren D. Bensinger               Vice President            February                  Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                2003 -- present           Officer, ING Funds Distributor, LLC
Scottsdale, AZ 85258                                                                  (July 1995 -- Present); Vice President
Born: 1954                                                                            (February 1996 -- Present) and Chief
                                                                                      Compliance Officer (October
                                                                                      2001 -- Present), ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                TERM OF OFFICE
                                     POSITION(S) HELD            AND LENGTH OF                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                 WITH THE TRUST            TIME SERVED(1)               DURING THE PAST FIVE YEARS
---------------------                ----------------           --------------               --------------------------
Todd Modic                        Vice President            August 2003 -- present    Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                          Reporting -- Fund Accounting of ING
Scottsdale, AZ 85258                                                                  Funds Services, LLC (September
Born: 1967                                                                            2002 -- Present). Formerly, Director of
                                                                                      Financial Reporting, ING Investments,
                                                                                      LLC (March 2001 -- September 2002);
                                                                                      Director of Financial Reporting, Axient
                                                                                      Communications, Inc. (May
                                                                                      2000 -- January 2001); and Director of
                                                                                      Finance, Rural/Metro Corporation (March
                                                                                      1995 -- May 2000).

Mary Bea Wilkinson                Vice President            March 2003 -- Present     Senior Vice President, ING Outside Funds
7337 E. Doubletree Ranch Rd.                                                          Group (2000 -- Present); Senior Vice
Scottsdale, AZ 85258                                                                  President and Chief Financial Officer,
Born: 1956                                                                            First Golden American Life Insurance
                                                                                      Company of New York (1997 -- Present);
                                                                                      President, Directed Services, Inc.
                                                                                      (1993 -- 1997).

Theresa Kelety                    Assistant Secretary       August 2003 -- present    Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                          (April 2003 -- Present). Formerly,
Scottsdale, AZ 85258                                                                  Senior Associate with Shearman &
Born: 1963                                                                            Sterling (February 2000 -- April 2003);
                                                                                      and Associate with Sutherland Asbill &
                                                                                      Brennan (1996 -- February 2000).

Susan P. Kinens                   Assistant Vice            January 2003 -- present   Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.      President and Assistant                             Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258              Secretary                                           (December 2002 -- Present); and has held
Born: 1976                                                                            various other positions with ING Funds
                                                                                      Services, LLC for more than the last
                                                                                      five years.

Maria M. Anderson                 Assistant Vice            January 2003 -- present   Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.      President                                           Services, LLC (October 2001 -- present).
Scottsdale, AZ 85258                                                                  Formerly, Manager of Fund Accounting and
Born: 1958                                                                            Fund Compliance, ING Investments, LLC
                                                                                      (September 1999 -- November 2001); and
                                                                                      Section Manager of Fund Accounting,
                                                                                      Stein Roe Mutual Funds (July
                                                                                      1998 -- August 1999).

------------------

(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

[AMERICAN FUNDS(R) LOGO]

                                           The right choice for the long term(R)

American Funds
Insurance Series

                       [AMERICAN FUNDS BACKGROUND IMAGE]

Semi-annual report for the six
months ended June 30,2004

FIGURES SHOWN HERE FOR AMERICAN FUNDS INSURANCE SERIES(R) ARE PAST RESULTS AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. UNIT PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR MONTH-END RESULTS FOR THE FUNDS, PLEASE GO TO AMERICANFUNDS.COM. FOR INFORMATION ABOUT YOUR INSURANCE CONTRACT AND MONTH-END RESULTS FOR YOUR CONTRACT, PLEASE GO TO THE WEBSITE FOR THE COMPANY THAT ISSUED YOUR CONTRACT.

                    Returns for periods ended June 30, 2004

                                                   CUMULATIVE TOTAL RETURNS    ANNUALIZED TOTAL RETURNS
                                                   ------------------------   ---------------------------
                                                   6 MONTHS        1 YEAR     5 YEARS  10 YEARS  LIFETIME
GROWTH FUND (since 2/8/84)               Class 1   + 4.71          +21.22      + 3.47   +15.31%   +14.86
                                         Class 2   + 4.57          +20.91      + 3.22   +15.02    +14.54
                                         Class 3   + 4.62          +20.99      + 3.28   +15.10    +14.66

INTERNATIONAL FUND (since 5/1/90)        Class 1   + 4.80          +32.83      + 2.67   + 9.22    + 9.02
                                         Class 2   + 4.62          +32.46      + 2.42   + 8.95    + 8.73
                                         Class 3   + 4.64          +32.51      + 2.47   + 9.02    + 8.82

GROWTH-INCOME FUND (since 2/8/84)        Class 1   + 4.18          +21.71      + 4.14   +13.09    +13.44
                                         Class 2   + 4.04          +21.43      + 3.88   +12.81    +13.12
                                         Class 3   + 4.08          +21.49      + 3.95   +12.89    +13.24


This report shows investment results for Class 1, Class 2 and Class 3 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares and 0.18% for Class 3 shares under the series' plans of distribution.Results discussed in the letter to investors are for Class 2 shares. The variable annuities and life insurance contracts that use the series' funds contain certain fees and expenses not reflected here.

Investing for short periods makes losses more likely. Investments outside the United States, especially in developing countries, involve additional risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Small-company stocks involve additional risks, and they can fluctuate in price more than larger company stocks. Higher yielding, higher risk bonds can fluctuate in price more than investment-grade bonds, so investors should maintain a long-term perspective. Indexes shown in this report are unmanaged and do not reflect sales charges, commissions or expenses.

                                                                       [PICTURE]

Fellow investors:

Stock and bond markets registered modest gains during the first six months of this year, and investors in American Funds Insurance Series benefited as all 13 investment options in the series gained value.

The gains in the equity markets continued a trend that began in the fall of 2002 when the long bear market finally ended. With the U.S. economy continuing to feel the positive effects of tax cuts, and boosted by strong corporate profits, stocks, as measured by Standard and Poor's 500 Composite Index, a broad measure of U.S. stocks, gained 3.4% during the period. The over-the-counter Nasdaq Composite Index gained 2.2%.

The bond markets, meanwhile, faced a tougher environment. As the pace of economic growth picked up, the U.S. Federal Reserve Board boosted short-term interest rates 0.25% at the end of June, the first increase in four years. While interest rates are still low by historical standards, the Fed's widely anticipated move had put a damper on bond prices for some months. Most analysts and investors believe that the Fed's move was the first of many similar hikes to come. In the past, such moves have typically resulted in upward pressure on long-term rates. In this environment, the Citigroup Broad Investment-Grade (BIG) Bond Index gained a mere 0.2%, while the Credit Suisse First Boston High Yield Bond Index rose 2.5%.

The pace of growth also slowed in some stock markets outside the United States, although overall equity prices rose. The MSCI(R) EAFE(R) (Europe, Australasia, Far East) Index gained 4.9%. Japan had one of the strongest markets in the developed world, with the Nikkei 225 Stock Average rising 8.7%, excluding dividends, when measured in U.S. dollars. London's FTSE 100 gained a modest 1.5%, excluding dividends, and the German DAX posted a slight 0.8% decline, excluding dividends, when measured in U.S. dollars.

Going forward, an important element in the stock market's rally and the future of interest rates and bond prices will be the health of the U.S. economy. If the economy continues its recovery, corporate profits should remain strong and lend support to equity markets. However, substantial optimism has already been reflected in the equity markets' dramatic recovery from the low in October 2002, and gains from point forward are likely to be more subdued.

A stronger economy, while good news for stock investors, presents challenges to bond holders, especially if the growth is accompanied inflation and higher interest rates. There are, however, many ways maintain yields on bonds, including altering the maturity of some holdings, looking to the high-yield market or increasing the portion the portfolio invested in non-U.S. bonds. One advantage of owning bond fund with a portfolio of hundreds of diverse holdings, instead owning individual bonds, is that investors are positioned to take advantage of gains in several sectors of the market, benefiting selective repositioning of the bond fund's portfolio by its managers.

Uncertainty is not limited to the bond markets, of course. Oil remain high, the future of the situation in Iraq is undetermined another terrorist attack is a possibility. So far, however, higher oil prices have not significantly slowed growth. In addition, we believe that given the depth and breadth of the U.S. and world economies, any setbacks would be temporary.

In closing, we would like to note that the assets of American Funds Insurance Series grew substantially during the period in part assets from Anchor Pathway Fund variable annuity have been into the series. In the past, Anchor Pathway Fund assets were managed under a separate mandate by Capital Research and Management Company, the investment adviser to the series. We warmly welcome the former Anchor Pathway Fund investors.

We look forward to reporting to you again in six months.

Cordially,

/s/James K. Dunton                          /s/Donald D. O'Neal
James K. Dunton                             Donald D. O'Neal
Chairman of the Board                       President
August 4, 2004

American Funds Insurance Series is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company. All the variable funds in the American Funds Insurance Series may not be available in your product.

                                                 American Funds Insurance Series

WHERE THE FUND'S ASSETS WERE INVESTED BASED ON TOTAL NET ASSETS FOR THE SIX MONTHS ENDED JUNE 30, 2004

                                  [PIE CHART]

Equity securities    91.3%
Cash & equivalents    8.7%

LARGEST INDIVIDUAL EQUITY SECURITIES    PERCENT OF NET ASSETS
Time Warner                                      3.2%
InterActiveCorp                                  2.8
Altria Group                                     2.7
American International Group                     2.6
Yahoo!                                           2.1
Microsoft                                        2.0
News Corp.                                       1.7
Tyco                                             1.7
Target                                           1.6
Carnival Corp.                                   1.5

OBJECTIVE: Seeks growth of capital by investing primarily in U.S. common stocks.

SPECIAL CHARACTERISTICS: Investments emphasize growth companies with the potential to provide strong earnings over the years. Can also invest in cyclical companies, companies in turnaround and companies that appear undervalued.

Growth Fund

GROWTH FUND gained 4.6% in the first half of this year and outpaced the S&P 500, which rose 3.4%.

The stock market was strong when the period began, continuing the rally that began in the fall of 2002 at the end of the long bear market. A strengthening economy and higher corporate earnings helped propel the market. But as the year continued, worries about inflation and higher interest rates began to sap the market's strength.

On June 30, the Federal Reserve Board pushed short-term interest rates higher. The move had been widely anticipated by investors. Still, the Fed's move added another note of uncertainty to the market, which is wrestling with a possible uptick in inflation, as well as a tight presidential election, the potential for a major terrorist attack and the war in Iraq.

At the same time, the economy appears to be healthy and corporate profits are strong. With these countervailing forces, it would appear that the market is essentially in a tug of war between higher interest rates and uncertainty versus a strong and growing economy. In this mixed environment, the value of fundamental research and the ability to find good opportunities becomes especially important.

In the six months, the fund's holdings in semiconductors and semiconductor equipment as well as media and tobacco held the fund back. The fund was helped by investments in wireless telecommunication services, Internet software and services, and hotels, restaurants and leisure.

                                                 American Funds Insurance Series

International Fund

INTERNATIONAL FUND gained 4.6% during the first half of this year, keeping pace with the MSCI EAFE (Europe Australasia Far East) Index, which gained 4.9%.

For international investors, the first half of this year was a period of hope and jitters. The six months began on a positive note as the Japanese, Chinese and U.S. economies all expanded, helping fuel growth around the world. China in particular helped spur growth, thanks to its strong demand for oil, natural resources and shipping. In Japan, where the market is showing signs of ending its years-long slump, the Nikkei 225 Stock Average gained 8.7%, excluding dividends, when measured in U.S. dollars.

In Europe, many companies are finding excellent opportunities in Eastern Europe. Many Austrian companies have taken advantage of their country's historic ties to the East, and the Austrian market, as measured by the MSCI, was one of the strongest in Europe during the period, gaining 23.2%, excluding dividends, when measured in U.S. dollars.

It was also a period of some nervousness in world markets as oil prices remained high and the future of interest rates worried some investors.

Given the mixed outlook throughout most of the period, the fund's managers made no major shifts. The fund's holdings in diversified telecommunication services, beverages and food products boosted returns, while investments in other indus-tries such as metals and mining, commercial banks and semiconductors and semi-conductor equipment held the fund back.

WHERE THE FUND'S ASSETS WERE INVESTED BASED ON TOTAL NET ASSETS FOR THE SIX MONTHS ENDED JUNE 30, 2004

                                   [PIE CHART]

Europe                41.8%
Asia/Pacific Basin    34.5%
Cash & equivalents    14.7%
The Americas           8.2%
Other countries         .8%

          EUROPE                 ASIA/PACIFIC BASIN (CONT.)
United Kingdom           10.3%  South Korea             1.9%
Netherlands               6.0   Malaysia                 .7
Switzerland               5.6   China                    .6
Norway                    3.2   Other                   1.5
                                                      -----
France                    3.1                          34.5
                                                      -----
Germany                   3.1
Austria                   3.0   THE AMERICAS
Spain                     1.9   Canada                  4.4
Denmark                   1.9   Mexico                  2.4
Ireland                   1.1   Brazil                  1.4
                                                      -----
Sweden                     .9                           8.2
                                                      -----
Italy                      .8
Other                      .9   OTHER COUNTRIES
                         ----
                         41.8   Polynational             .7
                         ----
                                Israel                   .1
                                                      -----
ASIA/PACIFIC BASIN                                       .8
                                                      -----
Japan                    20.6
Australia                 4.8   Cash & equivalents     14.7
                                                      -----
Taiwan                    2.5   Total                 100.0%
                                                      =====
India                     1.9

LARGEST INDIVIDUAL EQUITY SECURITIES      PERCENT OF NET ASSETS
Telekom Austria                                    3.0%
Richemont                                          2.1
Nestle                                             2.0
Novo Nordisk                                       1.6
Mizuho Financial Group                             1.6
KPN                                                1.5
Orkla                                              1.5
Shionogi                                           1.5
Rohm                                               1.4
AstraZeneca                                        1.4

OBJECTIVE: Seeks growth of capital over time by investing primarily in common stocks of companies based outside the United States.

SPECIAL CHARACTERISTICS: Invests mainly in growing companies based in Europe and the Pacific Basin, ranging from small firms to large corporations.

                                                 American Funds Insurance Series

WHERE THE FUND'S ASSETS WERE INVESTED BASED ON TOTAL NET ASSETS FOR THE SIX MONTHS ENDED JUNE 30, 2004

                                  [PIE CHART]

Equity securities   85.8%
Cash & equivalents  14.2%

LARGEST INDIVIDUAL EQUITY SECURITIES                   PERCENT OF NET ASSETS
Fannie Mae                                                      2.1%
American International Group                                    1.4
J.P. Morgan Chase                                               1.3
Lowe's Companies                                                1.3
Hewlett-Packard                                                 1.3
Cisco Systems                                                   1.2
Marathon Oil                                                    1.2
IBM                                                             1.2
Royal Dutch Petroleum/"Shell" Transport and Trading             1.2
Kohl's                                                          1.1

OBJECTIVE: Seeks capital growth and income over time by investing primarily in U.S. common stocks and other securities that appear to offer potential for capital appreciation and/or dividends.

SPECIAL CHARACTERISTICS: Designed for investors seeking both capital appreciation and income; the fund invests in companies across a wide range of U.S. industries.

Growth-Income Fund

GROWTH-INCOME FUND gained 4.0% during the six months ended June 30, outpacing the 3.4% increase of the S&P 500.

As the year began, the stock market continued the rally it began in the fall of 2002. But by spring, the market began to lose momentum amid questions about the future of interest rates and oil prices and the uncertainty about the upcoming presidential election and the situation in Iraq. At the same time, however, investors embraced the evidence of a solid economic recovery and healthy corporate profits.

During the period, the fund's managers steered a steady course, maintaining its sizable industry holdings in oil and gas, the fund's largest concentration with 6.3% of assets, pharmaceuticals and health care providers and services. The fund drew strength from the stocks of midsized companies, which, along with the stocks of small companies, led the rally after the long bear market.

This marked another period of growth for Growth-Income Fund, the largest fund in American Funds Insurance Series, which declined in 2002 for only the second calendar year in its 20-year history. The fund has now outpaced the S&P 500 over the three-, five- and 10-year periods.

During the period, investments in the telecommunication, personal products and Internet software and services sectors added to the fund's results, while its holdings in pharmaceuticals, computers and peripherals, and semiconductors and semiconductor equipment held the results back.

                                                 American Funds Insurance Series

Growth Fund

unaudited                               Investment portfolio as of June 30, 2004

Equity securities -- 91.25%
(common and preferred stocks)

                                                             MARKET
                                                             VALUE
                                                  SHARES     (000)
MEDIA -- 9.83%

Time Warner Inc.(1)                             25,553,975  $449,239
News Corp. Ltd., preferred (ADR) (Australia)     7,040,000   231,475
Comcast Corp., Class A, special stock,
nonvoting(1)                                     3,858,300   106,528
Comcast Corp., Class A(1)                        2,418,615    67,794
UnitedGlobalCom, Inc., Class A(1)               14,931,201   108,401
Liberty Media Corp., Class A(1)                 11,870,000   106,711
Clear Channel Communications, Inc.               2,362,500    87,294
Cox Communications, Inc., Class A(1)             2,346,600    65,212
Fox Entertainment Group, Inc., Class A(1)        1,800,000    48,060
Viacom Inc., Class B, nonvoting                  1,050,000    37,506
Gemstar-TV Guide International, Inc.(1)          5,950,000    28,560
Liberty Media International, Inc., Class A(1)      593,500    22,019
NTL Inc., Series A, warrants, expire 2011(1)        43,375       280

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.84%

Texas Instruments Inc.                           6,650,000   160,797
Maxim Integrated Products, Inc.                  2,488,600   130,452
Linear Technology Corp.                          2,225,000    87,821
Applied Materials, Inc.(1)                       4,348,400    85,316
Micron Technology, Inc.(1)                       4,525,000    69,278
Taiwan Semiconductor Manufacturing Co. Ltd.
 (Taiwan)                                       45,395,546    65,450
Xilinx, Inc.                                     1,833,800    61,084
Microchip Technology Inc.                        1,775,000    55,983
Altera Corp.(1)                                  2,425,000    53,883
KLA-Tencor Corp.(1)                              1,050,000    51,849
Samsung Electronics Co., Ltd. (South Korea)        125,000    51,623
Analog Devices, Inc.                             1,050,000    49,434
VIA Technologies, Inc. (Taiwan)                 16,300,000    13,595
Teradyne, Inc.(1)                                  400,000     9,080

PHARMACEUTICALS -- 5.88%

Forest Laboratories, Inc.(1)                     3,392,900   192,140
AstraZeneca PLC (United Kingdom)                 1,750,000    78,533
AstraZeneca PLC (Sweden)                         1,555,000    70,661
AstraZeneca PLC (ADR) (United Kingdom)             200,000     9,128
Eli Lilly and Co.                                1,920,000   134,227
Sepracor Inc.(1)                                 1,500,000    79,350
Merck KGaA (Germany)                             1,150,000    69,255
Sanofi-Synthelabo (France)                       1,075,000    68,139
Shionogi & Co., Ltd. (Japan)                     2,300,000    39,466
American Pharmaceutical Partners, Inc.(1)        1,275,000    38,734
Pfizer Inc                                         550,000    18,854
Allergan, Inc.                                     160,000    14,323

INTERNET & CATALOG RETAIL -- 4.84%

InterActiveCorp(1)                              12,823,000   386,485
eBay Inc.(1)                                     2,018,600   185,610
Amazon.com, Inc.(1)                              1,800,000    97,920

OIL & GAS -- 4.53%

Burlington Resources Inc.                        3,720,000   134,590
Devon Energy Corp.                               1,704,536   112,499
Murphy Oil Corp.                                 1,449,400   106,821
EOG Resources, Inc.                              1,325,000    79,116
Pogo Producing Co.                                 927,500    45,818
Canadian Natural Resources, Ltd. (Canada)        1,080,000    32,361
Cross Timbers Oil Co.                            1,000,000    29,790
Exxon Mobil Corp.                                  550,000    24,425
Premcor Inc.(1)                                    625,000    23,437
Petro-Canada (Canada)                              449,800    19,401
BG Group PLC (United Kingdom)                    3,050,000    18,796

ENERGY EQUIPMENT & SERVICES -- 4.11%

Schlumberger Ltd.                                2,463,000   156,425
Rowan Companies, Inc.(1)                         4,275,000   104,011
Halliburton Co.                                  2,680,000    81,097
Noble Corp.(1)                                   2,075,000    78,622
Diamond Offshore Drilling, Inc.                  2,585,000    61,601
BJ Services Co.(1)                               1,200,000    55,008
Baker Hughes Inc.                                  858,800    32,334

INSURANCE -- 3.94%

American International Group, Inc.               5,075,000   361,746
XL Capital Ltd., Class A                         1,270,000    95,834
Chubb Corp.                                      1,000,000    68,180
Marsh & McLennan Companies, Inc.                   253,600    11,508
Arthur J. Gallagher & Co.                          270,000     8,221

SOFTWARE -- 3.49%

Microsoft Corp.                                  9,665,000   276,032
Compuware Corp.(1)                              11,076,500    73,105
PeopleSoft, Inc.(1)                              3,027,628    56,011
Cadence Design Systems, Inc.(1)                  3,085,200    45,136
Mentor Graphics Corp.(1)                         1,350,000    20,884
Oracle Corp.(1)                                    950,000    11,333

HOTELS, RESTAURANTS & LEISURE -- 3.40%

Carnival Corp., units                            4,307,800   202,467
Harrah's Entertainment, Inc.                     1,964,900   106,301
Starbucks Corp.(1)                               2,330,000   101,308
Applebee's International, Inc.                   2,610,000    60,082

BIOTECHNOLOGY -- 3.17%

Biogen Idec Inc.(1)                              2,555,000   161,604
Amgen Inc.(1)                                    2,675,000   145,975
Gilead Sciences, Inc.(1)                         1,310,000    87,770
Celgene Corp.(1)                                   500,000    28,630
Millennium Pharmaceuticals, Inc.(1)              1,000,000    13,800

INTERNET SOFTWARE & SERVICES -- 2.83%

Yahoo! Inc.(1)                                   7,832,400   284,551
T-Online International AG (Germany)(1)           5,200,000    59,278
SINA Corp. (formerly SINA.com) (Hong Kong)(1)    1,150,000    37,938
Homestore, Inc.(1)                               2,400,000     9,576

                                                 American Funds Insurance Series

Growth Fund

Equity securities

                                                                MARKET
                                                                VALUE
                                                    SHARES      (000)
TOBACCO -- 2.67%

Altria Group, Inc.                                  7,380,000  $369,369

SPECIALTY RETAIL -- 2.44%

Lowe's Companies, Inc.                              2,766,500   145,380
Michaels Stores, Inc.                               1,970,000   108,350
Limited Brands, Inc.                                2,200,000    41,140
Yamada Denki Co., Ltd. (Japan)                        838,000    31,196
Office Depot, Inc.(1)                                 600,000    10,746

INDUSTRIAL CONGLOMERATES -- 2.26%

Tyco International Ltd.                             6,890,000   228,335
General Electric Co.                                2,615,000    84,726

MULTILINE RETAIL -- 2.11%

Target Corp.                                        5,315,000   225,728
Kohl's Corp.(1)                                     1,565,000    66,168

BEVERAGES -- 2.09%

Anheuser-Busch Companies, Inc.                      2,025,000   109,350
PepsiCo, Inc.                                       1,720,000    92,674
Coca-Cola Co.                                       1,157,000    58,405
Constellation Brands, Inc., Class A(1)                775,000    28,776

WIRELESS TELECOMMUNICATION SERVICES -- 2.05%

Vodafone Group PLC (ADR) (United Kingdom)           6,070,000   134,147
Vodafone Group PLC                                 30,852,000    67,575
AT&T Wireless Services, Inc.(1)                     4,069,500    58,275
China Unicom Ltd. (China)                          29,104,000    22,950

THRIFTS & MORTGAGE FINANCE -- 1.83%

Fannie Mae                                          2,077,000   148,215
Freddie Mac                                         1,650,000   104,445

COMMUNICATIONS EQUIPMENT -- 1.80%

Corning Inc.(1)                                     9,550,000   124,723
QUALCOMM Inc.                                         979,700    71,499
Cisco Systems, Inc.(1)                              2,197,400    52,078

IT SERVICES -- 1.78%

First Data Corp.                                    2,800,000   124,656
Sabre Holdings Corp., Class A                       1,760,126    48,773
Paychex, Inc.                                         975,000    33,033
Ceridian Corp.(1)                                   1,000,000    22,500
Automatic Data Processing, Inc.                       400,000    16,752

AIRLINES -- 1.60%

Southwest Airlines Co.                              7,870,300   131,985
Ryanair Holdings PLC (ADR) (Ireland)(1)             1,610,000    52,776
JetBlue Airways Corp.(1)                            1,250,000    36,725

AIR FREIGHT & LOGISTICS -- 1.44%

FedEx Corp.                                         1,675,000   136,831
United Parcel Service, Inc., Class B                  821,200    61,730

HEALTH CARE EQUIPMENT & SUPPLIES -- 1.39%

Kinetic Concepts, Inc.(1)                           1,466,800  $ 73,193
Medtronic, Inc.                                     1,500,000    73,080
St. Jude Medical, Inc.(1)                             615,000    46,525

FOOD & STAPLES RETAILING -- 1.27%

Walgreen Co.                                        2,250,000    81,472
Whole Foods Market, Inc.                              525,000    50,111
Performance Food Group Co.(1)                       1,650,000    43,791

COMMERCIAL SERVICES & SUPPLIES -- 1.12%

Monster Worldwide Inc.(1)                           3,100,000    79,732
Allied Waste Industries, Inc.(1)                    3,423,400    45,120
Robert Half International Inc.                        800,000    23,816
United Rentals, Inc.(1)                               385,600     6,898

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.05%

Telefonica, SA (ADR) (Spain)                        1,500,000    66,945
Sprint Corp. - FON Group                            2,900,000    51,040
Deutsche Telekom AG (Germany)(1)                    1,500,000    26,352
AT&T Corp.                                             50,000       731

HEALTH CARE PROVIDERS & SERVICES -- 0.99%

Express Scripts, Inc.(1)                            1,724,000   136,593

AEROSPACE & DEFENSE -- 0.87%

Boeing Co.                                          1,165,000    59,520
Northrop Grumman Corp.                                690,000    37,053
General Dynamics Corp.                                150,000    14,895
Raytheon Co.                                          246,000     8,799

MACHINERY -- 0.73%

Illinois Tool Works Inc.                            1,059,800   101,624

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.68%

Solectron Corp.(1)                                  4,700,000    30,409
Flextronics International Ltd.(1)                   1,250,000    19,938
Sanmina-SCI Corp.(1)                                1,430,000    13,013
Hon Hai Precision Industry Co., Ltd. (Taiwan)       2,850,000    10,612
Murata Manufacturing Co., Ltd. (Japan)                180,000    10,241
Hirose Electric Co., Ltd. (Japan)                      75,000     8,225
Jabil Circuit, Inc.(1)                                 60,000     1,511

COMMERCIAL BANKS -- 0.62%

SMFG Finance (Cayman) Ltd. 2.25%
  mandatorily exchangeable preferred 2005,
  units (Japan)                                 2,856,000,000    62,760
Wells Fargo & Co.                                     400,000    22,892

COMPUTERS & PERIPHERALS -- 0.53%

Fujitsu Ltd. (Japan)                                4,180,000    29,401
Sun Microsystems, Inc.(1)                           4,453,600    19,329
International Business Machines Corp.                 145,000    12,782

                                                 American Funds Insurance Series

Growth Fund

Equity securities

                                                                MARKET
                                                                VALUE
                                                   SHARES       (000)

COMPUTERS & PERIPHERALS (continued)

Hewlett-Packard Co.                                284,625   $     6,006
Dell Inc.(1)                                       160,000         5,731

DIVERSIFIED FINANCIAL SERVICES -- 0.50%

CapitalSource Inc.(1)                            1,746,300        42,697
Citigroup Inc.                                     575,000        26,738

METALS & MINING -- 0.44%

Freeport-McMoRan Copper & Gold Inc., Class B     1,375,000        45,581
Rio Tinto PLC (United Kingdom)                     625,000        15,033

AUTO COMPONENTS -- 0.40%

Magna International Inc., Class A (Canada)         650,000        55,361

CONSUMER FINANCE -- 0.38%

Capital One Financial Corp.                        460,000        31,455
American Express Co.                               420,000        21,580

HOUSEHOLD DURABLES -- 0.38%

Yankee Candle Company, Inc.(1)                   1,800,000        52,650

AUTOMOBILES -- 0.30%

Harley-Davidson Motor Co.                          672,800        41,673

REAL ESTATE -- 0.27%

Sumitomo Realty & Development Co., Ltd. (Japan)  3,000,000        37,099

OTHER INDUSTRIES -- 1.09%

MSC Industrial Direct Co., Inc., Class A           850,000        27,914
Bank of New York Co., Inc.                         900,000        26,532
Valspar Corp.                                      466,100        23,487
Questar Corp.                                      600,000        23,184
Procter & Gamble Co.                               380,000        20,687
Wm. Wrigley Jr. Co.                                268,400        16,923
General Mills, Inc.                                265,000        12,595

MISCELLANEOUS -- 3.31%

Other equity securities in initial period of acquisition         457,712
                                                             -----------
Total equity securities (cost: $10,394,091,000)               12,620,023
                                                             -----------

Bonds & Notes -- 0.01%

                                                 PRINCIPAL
                                                   AMOUNT
                                                   (000)
MEDIA -- 0.01%

AOL Time Warner Inc. 5.625% 2005                 $   1,960         2,008
                                                             -----------
Total bonds & notes (cost: $1,918,000)                             2,008
                                                             -----------

Short-term
securities -- 9.25%

                                                 PRINCIPAL      MARKET
                                                   AMOUNT       VALUE
                                                   (000)        (000)
CORPORATE SHORT-TERM NOTES -- 6.64%

Pfizer Inc 1.07% - 1.45%
  due 7/23 -  9/21/2004(2)                       $  90,700   $    90,539
J.P. Morgan Chase & Co. 1.04% - 1.45%
  due 7/6 - 9/17/2004                               85,700        85,535
Coca-Cola Co. 1.22% - 1.25%
  due 8/20 - 8/27/2004                              85,300        85,133
Ciesco LLP 1.09% due 7/16/2004                      41,800        41,780
CAFCO, LLC 1.12% due 7/21/2004(2)                   39,200        39,174
Clipper Receivables Co., LLC 1.06% - 1.50%
  due 7/1 - 7/19/2004(2)                            75,200        75,176
Receivables Capital Corp., LLC 1.06% - 1.21%
  due 7/13 - 7/20/2004(2)                           71,800        71,764
Variable Funding Capital Corp. 1.10% - 1.27%
  due 7/14 - 8/10/2004(2)                           60,000        59,949
IBM Credit Corp. 1.04%
  due 7/12 - 7/16/2004                              45,400        45,383
Gannett Co. 1.15% due 7/28/2004(2)                  43,882        43,843
Netjets Inc. 1.06% - 1.16%
  due 7/15 - 8/17/2004(2)                           38,800        38,750
Procter & Gamble Co. 1.06% - 1.24%
  due 7/8 - 9/1/2004(2)                             38,400        38,354
Park Avenue Receivables Corp. 1.24%
  due 7/27/2004(2)                                  30,700        30,671
Wal-Mart Stores Inc. 1.04% - 1.10%
  due 7/13 - 8/24/2004(2)                           30,000        29,960
Colgate-Palmolive Co. 1.00%
  due 7/9/2004(2)                                   25,000        24,994
Triple-A One Funding Corp. 1.10%
  due 7/9/2004(2)                                   23,060        23,054
DuPont (E.I.) de Nemours & Co. 1.09% - 1.16%
  due 7/26 - 7/29/2004                              22,000        21,981
FCAR Owner Trust I 1.45% due 9/16/2004              18,900        18,839
Verizon Network Funding Corp. 1.09%
  due 7/22/2004                                     16,100        16,089
Edison Asset Securitization LLC 1.47%
  due 9/13/2004(2)                                  13,000        12,961
Private Export Funding Corp. 1.05%
  due 7/28/2004(2)                                  12,000        11,989
Abbott Laboratories Inc. 1.26%
  due 7/27/2004(2)                                  10,000         9,991
Three Pillars Funding Corp. 1.22%
  due 7/19/2004(2)                                   2,600         2,598

FEDERAL AGENCY DISCOUNT NOTES -- 1.31%

Fannie Mae 1.12% - 1.29% due 8/11 - 8/30/2004       52,000        51,900
Freddie Mac 1.20% - 1.27% due 8/20 - 8/27/2004      51,700        51,602
Federal Farm Credit Banks 1.02% - 1.38%
  due 8/16 - 9/17/2004                              34,600        34,527
International Bank for Reconstruction and
  Development 1.24% due 8/19/2004                   21,600        21,563
Federal Home Loan Bank 1.27% due 8/20/2004          21,200        21,162

U.S. TREASURIES -- 1.08%

U.S. Treasury Bills 1.04% - 1.21%
  due 8/5 -9/2/2004                                149,900       149,693

CERTIFICATES OF DEPOSIT -- 0.22%

State Street Bank & Trust 1.10% due 7/23/2004       30,000        30,000
                                                             -----------
Total short-term securities
  (cost: $1,279,009,000)                                       1,278,954
                                                             -----------
Total investment securities
  (cost: $11,675,018,000)                                     13,900,985
New Taiwanese Dollar (cost: $2,771,000)NT           93,222         2,777
Other assets less liabilities                                    (73,483)
                                                             -----------
Net assets                                                   $13,830,279
                                                             ===========

(1) Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.

ADR = American Depositary Receipts

See Notes to Financial Statements

                                                 American Funds Insurance Series

International Fund

unaudited                               Investment portfolio as of June 30, 2004

Equity securities -- 85.31%

(common and preferred stocks and
convertible debentures)

                                                  SHARES OR    MARKET
                                                  PRINCIPAL    VALUE
                                                   AMOUNT      (000)
COMMERCIAL BANKS -- 11.30%

Mizuho Financial Group, Inc. (Japan)                  11,725  $ 53,086
Sumitomo Mitsui Financial Group, Inc. (Japan)          4,300    29,419
SMFG Finance (Cayman) Ltd. 2.25%
  mandatorily exchangeable preferred 2005,
  units (Japan)(1)                               360,000,000     7,911
Societe Generale (France)                            393,000    33,397
ABN AMRO Holding NV (Netherlands)                  1,354,860    29,637
Allied Irish Banks, PLC (Ireland)                  1,829,515    28,267
Bayerische Hypo- und Vereinsbank AG
  (Germany)(2)                                     1,525,000    27,125
HSBC Holdings PLC (United Kingdom)                 1,793,188    26,689
Malayan Banking Bhd. (Malaysia)                    9,500,000    25,250
Svenska Handelsbanken Group, Class A
  (Sweden)                                         1,165,000    23,374
St. George Bank Ltd. (Australia)                   1,164,000    17,798
Shinhan Financial Group Co., Ltd. (South Korea)    1,213,070    17,645
Bank of Nova Scotia (Canada)                         600,000    16,080
UFJ Holdings, Inc. (Japan)(2)                          2,887    12,728
Kookmin Bank (South Korea)(2)                        390,000    12,122
Westpac Banking Corp. (Australia)                    600,000     7,333
Royal Bank of Scotland Group PLC
  (United Kingdom)                                   250,000     7,201
Unibanco-Uniao de Bancos Brasileiros SA units,
  (GDR) (Brazil)                                     360,000     7,117

DIVERSIFIED TELECOMMUNICATION SERVICES -- 7.55%

Telekom Austria AG (Austria)                       6,554,957   100,083
Royal KPN NV (Netherlands)                         6,692,300    50,968
Telefonica, SA (Spain)                             3,053,402    45,134
Telenor ASA (Norway)                               2,561,500    17,789
Perusahaan Perseroan (Persero) PT
  Telekomunikasi Indonesia Tbk, Class B
  (Indonesia)                                     19,512,500    15,369
Telefonos de Mexico, SA de CV, Class L
  (ADR) (Mexico)                                     230,000     7,652
Telecom Italia SpA, nonvoting (Italy)              3,000,000     6,624
Deutsche Telekom AG (Germany)(2)                     372,500     6,544
COLT Telecom Group PLC 2.00% convertible
  note 2006 (United Kingdom)(1)                  E 2,400,000     3,212
Singapore Telecommunications Ltd. (Singapore)      1,550,000     2,026
Bayan Telecommunications Holdings Corp.,
  Class A (Philippines)(1),(2),(3)                    43,010        --
Bayan Telecommunications Holdings Corp.,
  Class B(1), (2), (3)                                14,199        --

PHARMACEUTICALS -- 6.45%

Novo Nordisk A/S, Class B (Denmark)                1,056,000    54,391
Shionogi & Co., Ltd. (Japan)                       2,933,000    50,327
AstraZeneca PLC (Sweden)                             707,500    32,150
AstraZeneca PLC (United Kingdom)                     322,500    14,472
Sanofi-Synthelabo (France)                           538,500    34,133
UCB NV (Belgium)                                     306,924    14,294
H. Lundbeck A/S (Denmark)                            420,953     9,169
Elan Corp., PLC (ADR) (Ireland)(2)                   370,000     9,154

OIL & GAS -- 6.32%

Husky Energy Inc. (Canada)                         2,250,000    43,179
Norsk Hydro AS (Norway)                              575,000    37,322
"Shell" Transport and Trading Co., PLC
 (United Kingdom)                                  2,626,500    19,271
"Shell" Transport and Trading Co., PLC (ADR)         320,000    14,304
Petro-Canada (Canada)                                740,000    31,918
Canadian Natural Resources,Ltd. (Canada)             800,000    23,971
Nexen Inc. (Canada)                                  425,489    16,553
BG Group PLC (United Kingdom)                      2,140,000    13,188
Petroleo Brasileiro SA - Petrobras, ordinary
  nominative (ADR) (Brazil)                          255,000     7,158
ENI SpA (Italy)                                      350,000     6,949

FOOD PRODUCTS -- 4.59%

Nestle SA (Switzerland)                              253,070    67,491
Unilever NV (Netherlands)                            294,000    20,066
Unilever NV (New York registered)                    200,000    13,702
Koninklijke Numico NV, Class C (Netherlands)(2)      944,900    30,360
Groupe Danone (France)                               242,400    21,145
Nissin Food Products Co., Ltd. (Japan)               100,000     2,579

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.72%

Rohm Co., Ltd. (Japan)                               392,700    46,910
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Taiwan)                                        22,193,102    31,997
Tokyo Electron Ltd. (Japan)                          541,000    30,284
STMicroelectronics NV (France)                       450,000     9,871
Samsung Electronics Co., Ltd. (South Korea)           16,000     6,608

BEVERAGES -- 3.64%

Orkla AS (Norway)                                  2,037,942    50,944
Southcorp Ltd. (Australia)(2)                     17,444,222    38,036
Heineken NV (Netherlands)                            800,000    26,288
Coca-Cola HBC SA (Greece)                            250,000     5,840
Foster's Group Ltd. (Australia)                      612,013     2,006

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.59%

Murata Manufacturing Co., Ltd. (Japan)               629,600    35,819
Hirose Electric Co., Ltd. (Japan)                    198,300    21,747
Hoya Corp. (Japan)                                   183,400    19,157
Samsung Electro-Mechanics Co., Ltd.
  (South Korea)(2)                                   650,000    18,431
Hon Hai Precision Industry Co., Ltd. (Taiwan)      2,400,000     8,937
TDK Corp. (Japan)                                     90,000     6,816
Samsung SDI Co., Ltd. (South Korea)                   50,000     5,260
Oki Electric Industry Co., Ltd.(Japan)(2)            785,000     3,152
Orbotech Ltd. (Israel)(2)                            100,000     2,035


                                                 American Funds Insurance Series

International Fund

Equity securities

                                                    SHARES OR     MARKET
                                                    PRINCIPAL      VALUE
                                                     AMOUNT        (000)
                                                   ----------   ----------
MEDIA -- 3.46%

News Corp. Ltd. (ADR) (Australia)                     462,000   $   16,364
News Corp. Ltd., preferred                          1,159,531        9,461
News Corp. Ltd., preferred (ADR)                       52,700        1,733
News Corp. Ltd.                                       100,425          884
Reed Elsevier Inc. (United Kingdom)                 2,720,000       26,445
Grupo Televisa, SA, ordinary participation
  certificates (ADR) (Mexico)                         395,000       17,882
Mediaset SpA (Italy)                                1,250,000       14,249
Pearson PLC (United Kingdom)                          750,000        9,115
Elsevier NV (Netherlands)                             501,319        7,038
Nippon Television Network Corp. (Japan)                42,000        6,876
Publishing & Broadcasting Ltd. (Australia)            375,000        3,346
SET Satellite (Singapore) Pte. Ltd. (India)(1,2,3)    800,276        2,372
SET India Ltd. (India)(1,2,3)                          32,200        1,202
KirchMedia GmbH & Co. KGaA, nonvoting
  (Germany)(1,2,3)                                    675,511           --

WIRELESS TELECOMMUNICATION SERVICES -- 3.21%

Vodafone Group PLC (United Kingdom)                17,300,000       37,892
China Unicom Ltd. (China)                          27,758,200       21,888
KDDI Corp. (Japan)                                      3,594       20,513
America Movil SA de CV, Series L (ADR) (Mexico)       480,000       17,458
COSMOTE Mobile Telecommunications SA (Greece)         330,000        5,179
SK Telecom Co., Ltd. (ADR) (South Korea)              220,500        4,628
Bouygues SA (France)                                   27,700          927

SPECIALTY RETAIL -- 2.57%

Kingfisher PLC (United Kingdom)                     4,929,158       25,594
Dixons Group PLC (United Kingdom)                   6,342,341       19,011
Yamada Denki Co., Ltd. (Japan)                        425,000       15,821
FAST RETAILING CO., LTD. (Japan)                      180,100       14,546
INDITEX SA (Spain)                                    492,777       11,307
Kesa Electricals PLC (United Kingdom)                  96,950          509

AUTOMOBILES -- 2.13%

Honda Motor Co., Ltd. (Japan)                         604,500       29,083
Suzuki Motor Corp. (Japan)                            870,000       15,294
Bayerische Motoren Werke AG (Germany)                 245,000       10,841
Toyota Motor Corp. (Japan)                            230,000        9,298
Renault SA (France)                                    60,650        4,619
Fuji Heavy Industries Ltd. (Japan)                    500,000        2,799

TEXTILES, APPAREL & LUXURY GOODS -- 2.07%

Cie. Financiere Richemont AG, units, Class A
  (Switzerland)                                     2,683,006       70,053

METALS & MINING -- 2.05%

Cia. Vale do Rio Doce, ordinary nominative,
  (ADR) (Brazil)                                      448,500       21,326
Cia. Vale do Rio Doce, preferred nominative,
  Class A                                             298,000       11,600
Xstrata PLC (United Kingdom)                        1,062,339       14,202
BHP Billiton PLC (United Kingdom)                   1,500,000       13,019
WMC Resources Ltd (Australia)                       2,304,495        7,873
Alumina Ltd. (Australia)                              329,500        1,208

CONSTRUCTION MATERIALS -- 1.66%

Siam Cement PCL (Thailand)                          2,620,000       15,642
Holcim Ltd. (Switzerland)                             285,714       15,536
Cemex, SA de CV, ordinary participation
  certificates, units (ADR) (Mexico)                  450,937       13,122
Boral Ltd. (Australia)                              2,605,922       11,690

CHEMICALS -- 1.63%

Nitto Denko Corp. (Japan)                             726,200       37,064
Potash Corp. of Saskatchewan Inc. (Canada)            185,000       17,926

INSURANCE -- 1.58%

Mitsui Sumitomo Insurance Co., Ltd. (Japan)         3,180,000       29,813
PartnerRe Holdings Ltd. (Polynational)                416,300       23,617

FOOD & STAPLES RETAILING -- 1.46%

Wal-Mart de Mexico, SA de CV, Series V (Mexico)     7,130,120       21,190
Coles Myer Ltd. (Australia)                         2,695,767       16,080
AEON CO., LTD. (Japan)                                123,000        4,928
Woolworths Ltd. (Australia)                           580,491        4,595
Koninklijke Ahold NV (Netherlands)(2)                 330,700        2,595

BUILDING PRODUCTS -- 1.31%

Asahi Glass Co., Ltd. (Japan)                       2,029,000       21,064
Toto Ltd. (Japan)                                   1,600,000       16,800
ASSA ABLOY AB, Class B (Sweden)                       500,000        6,394

COMMERCIAL SERVICES & SUPPLIES -- 1.27%

Adecco SA (Switzerland)(2)                            600,000       29,895
Brambles Industries Ltd. (Australia)                2,000,000        8,333
Vedior NV (Netherlands)                               270,200        3,938
Securitas AB, Class B (Sweden)                         55,000          687

ELECTRIC UTILITIES -- 1.21%

Scottish Power PLC (United Kingdom)                 4,487,424       32,457
E.ON AG (Germany)                                     115,000        8,297

COMPUTERS & PERIPHERALS -- 1.08%

Quanta Computer Inc. (Taiwan)                       4,078,415        8,687
Quanta Computer Inc. (GDR)(1,2)                       716,000        7,411
Fujitsu Ltd. (Japan)                                2,000,000       14,067
NEC Corp. (Japan)                                     925,000        6,498

HEALTH CARE PROVIDERS & SERVICES -- 0.82%

Fresenius Medical Care AG, preferred (Germany)        519,000       27,776

AIR FREIGHT & LOGISTICS -- 0.81%

Yamato Transport Co., Ltd. (Japan)                  1,690,000       27,530

                                                 American Funds Insurance Series

International Fund

Equity securities

                                                    SHARES OR     MARKET
                                                    PRINCIPAL     VALUE
                                                     AMOUNT       (000)
                                                   ----------   ----------
HOUSEHOLD DURABLES -- 0.68%

Daiwa House Industry Co., Ltd. (Japan)              1,090,000   $   12,622
Sony Corp. (Japan)                                    200,000        7,519
Daito Trust Construction Co., Ltd. (Japan)             76,000        2,920

HOTELS, RESTAURANTS & LEISURE -- 0.64%

Hilton Group PLC (United Kingdom)                   4,323,100       21,643

THRIFTS & MORTGAGE FINANCE -- 0.62%

Housing Development Finance Corp. Ltd. (India)(1)   1,866,000       20,999

OFFICE ELECTRONICS -- 0.59%

Canon, Inc. (Japan)                                   378,000       19,880

DIVERSIFIED FINANCIAL SERVICES -- 0.53%

ING Groep NV (Netherlands)                            759,310       17,921

CONSUMER FINANCE -- 0.47%

ORIX Corp. (Japan)                                    140,000       16,007

MACHINERY -- 0.46%

Metso Oyj (Finland)                                   630,000        7,971
FANUC LTD (Japan)                                     104,200        6,205
Volvo AB, Class B (Sweden)                             39,425        1,372

GAS UTILITIES -- 0.46%

Gas Natural SDG, SA (Spain)                           325,000        7,785
Hong Kong and China Gas Co. Ltd. (Hong Kong)        4,700,000        7,744

AIRLINES -- 0.45%

Qantas Airways Ltd. (Australia)                     6,250,438       15,278

TRADING COMPANIES & DISTRIBUTORS -- 0.43%

Mitsubishi Corp. (Japan)                            1,500,000       14,543

OTHER INDUSTRIES -- 1.00%

Continental AG (Germany)                              156,130        7,530
Deutsche Bank AG (Germany)                             79,000        6,207
National Grid Transco PLC (United Kingdom)            800,000        6,175
Johnson Electric Holdings Ltd. (Hong Kong)          5,000,000        5,097
Kimberly-Clark de Mexico, SA de CV, Class A,
  ordinary participation certificates (Mexico)      1,600,000        4,366
Uni-Charm Corp. (Japan)                                78,500        3,906
Lumenis Ltd. (Israel)(2)                              355,000          447
Zhejiang Expressway Co. Ltd., Class H (China)         248,000          176

MISCELLANEOUS -- 3.50%

Other equity securities in initial
  period of acquisition                                            118,335
                                                                ----------
Total equity securities (cost: $2,331,218,000)                   2,884,699
                                                                ----------
Short-term
securities -- 13.93%

                                                     PRINCIPAL      MARKET
                                                       AMOUNT       VALUE
                                                       (000)        (000)
                                                     ---------      ------
CORPORATE SHORT-TERM NOTES -- 12.60%
Toyota Motor Credit Corp. 1.08% - 1.25%
  due 7/9 - 8/24/2004                                  45,000       44,944
DaimlerChrysler Revolving Auto Conduit LLC,
  Series II 1.22% due 7/15/2004                        35,000       34,982
Credit Lyonnais N.A. Inc. 1.05% - 1.17%
  due 7/1 - 8/4/2004                                   34,000       33,994
HBOS Treasury Services PLC 1.19% - 1.33%
  due 8/3 - 8/17/2004                                  30,000       29,958
Sheffield Receivables Corp. 1.11% - 1.30%
  due 7/9 - 7/26/2004(1)                               25,900       25,882
Old Line Funding, LLC 1.05% due 7/8/2004(1)            25,800       25,794
Mont Blanc Capital Corp. 1.11% due 7/13/2004(1)        25,000       24,990
Stadshypotek Delaware Inc. 1.22% due 8/10/2004(1)      25,000       24,964
Amsterdam Funding Corp. 1.06% - 1.14%
  due 7/7 - 7/23/2004(1)                               23,400       23,390
Receivables Capital Corp., LLC 1.06%
  due 7/13/2004(1)                                     22,132       22,123
Coca-Cola Co. 1.27% due 8/27/2004                      20,900       20,855
Societe Generale North America, Inc. 1.45%
  due 9/14/2004                                        20,000       19,937
Alcon Capital Corp. 1.04% - 1.05%
  due 7/1 - 7/15/2004(1)                               17,900       17,896
European Investment Bank 1.10% due 7/16/2004           16,300       16,292
Siemens Capital Co. LLC 1.25% due 8/20/2004            15,000       14,973
BMW U.S. Capital Corp. 1.06% - 1.24%
  due 7/16 - 7/26/2004                                 11,500       11,491
Dexia Delaware LLC 1.24% due 7/23/2004                 10,000        9,992
Spintab AB (Swedmortgage) 1.31% due 8/10/2004           9,000        8,987
CDC Commercial Paper Corp. 1.19% due 7/14/2004(1)       8,000        7,996
Ciesco LLC 1.26% due 8/13/2004(1)                       6,800        6,789

FEDERAL AGENCY DISCOUNT NOTES -- 1.03%

Freddie Mac 1.20% due 8/20/2004                        19,900       19,864
Federal Home Loan Bank 1.07% - 1.26% due 7/28/2004     15,000       14,986

U.S. TREASURIES -- 0.30%

U.S. Treasury Bills 1.105% due 8/5/2004                10,000        9,989
                                                                ----------
Total short-term securities (cost: $471,081,000)                   471,068
                                                                ----------
Total investment securities (cost: $2,802,299,000)               3,355,767
New Taiwanese Dollar (cost: $1,725,000)          NT$   57,175        1,703
Other assets less liabilities                                       23,922
                                                                ----------
Net assets                                                      $3,381,392
                                                                ==========

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.

(2) Security did not produce income during the last 12 months.

(3) Valued under fair value procedures adopted by authority of the Board of Trustees.

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

See Notes to Financial Statements

                                                 American Funds Insurance Series

Growth-Income Fund

Unaudited                               Investment Portfolio as of June 30, 2004

Equity securities -- 85.83%
(common and preferred stocks and
convertible debentures)

                                                    SHARES OR     MARKET
                                                    PRINCIPAL      VALUE
                                                     AMOUNT        (000)
                                                   ----------   ----------
OIL & GAS -- 6.30%

Marathon Oil Corp.                                  4,730,000   $  178,983
Royal Dutch Petroleum Co. (New York registered)
  (Netherlands)                                     2,850,000      147,259
"Shell" Transport and Trading Co., PLC (ADR)
  (United Kingdom)                                    568,900       25,430
"Shell" Transport and Trading Co., PLC                486,600        3,570
Petro-Canada (Canada)                               3,276,000      141,300
Devon Energy Corp.                                  1,870,000      123,420
ChevronTexaco Corp.                                 1,231,600      115,906
Exxon Mobil Corp.                                   1,390,000       61,730
Husky Energy Inc. (Canada)                          2,742,800       52,636
Sunoco, Inc.                                          500,000       31,810
Unocal Corp.                                          800,000       30,400
Ashland Inc.                                          498,800       26,342
ConocoPhillips                                        254,896       19,446

PHARMACEUTICALS -- 4.61%

Eli Lilly and Co.                                   2,445,000      170,930
AstraZeneca PLC (ADR) (United Kingdom)              2,332,050      106,435
AstraZeneca PLC (Sweden)                              292,000       13,269
Pfizer Inc                                          2,941,500      100,835
Bristol-Myers Squibb Co.                            3,080,000       75,460
Forest Laboratories, Inc.(1)                        1,234,800       69,927
Johnson & Johnson                                   1,100,000       61,270
Abbott Laboratories                                   800,000       32,608
Merck & Co., Inc.                                     556,000       26,410
Sepracor Inc. 5.00% convertible subordinated
  notes 2007                                           20,000       20,475
Sepracor Inc.(1)                                       73,887        3,909
Schering-Plough Corp.                               1,069,800       19,770

HEALTH CARE PROVIDERS & SERVICES -- 3.67%

WellPoint Health Networks Inc., Class A(1)          1,200,000      134,412
Aetna Inc.                                          1,100,000       93,500
Cardinal Health, Inc.                               1,240,000       86,862
HCA Inc.                                            1,730,000       71,951
Medco Health Solutions, Inc.(1)                     1,477,953       55,423
McKesson Corp.                                      1,300,000       44,629
CIGNA Corp.                                           555,000       38,190
Service Corp. International(1)                      4,600,000       33,902

INSURANCE -- 3.61%

American International Group, Inc.                  2,950,000      210,276
XL Capital Ltd., Class A                              830,000       62,632
Marsh & McLennan Companies, Inc.                    1,300,000       58,994
Allstate Corp.                                      1,210,000       56,325
Manulife Financial Corp. (Canada)                   1,000,000       40,500
St. Paul Travelers Companies, Inc.                    900,000       36,486
Jefferson-Pilot Corp.                                 660,000       33,528
Genworth Financial, Inc., Class A(1)                1,200,000       27,540
UnumProvident Corp.                                 1,000,000       15,900
Royal & Sun Alliance Insurance Group PLC
  (United Kingdom)                                  5,100,000        7,632

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 3.23%

Texas Instruments Inc.                              3,850,000       93,093
Applied Materials, Inc.(1)                          4,660,000       91,429
Micron Technology, Inc.(1)                          4,200,000       64,302
Teradyne, Inc.(1)                                   1,925,000       43,697
Analog Devices, Inc.                                  800,000       37,664
Intel Corp.                                         1,350,000       37,260
ASML Holding NV (New York registered)
  (Netherlands)(1)                                  1,200,000       20,532
ASML Holding NV(1)                                    800,000       13,538
Taiwan Semiconductor Manufacturing Co. Ltd.
(Taiwan)                                           17,113,002       24,673
Advanced Micro Devices, Inc.(1)                     1,500,000       23,850
Altera Corp.(1)                                       700,000       15,554
KLA-Tencor Corp.(1)                                   300,000       14,814
LSI Logic Corp.(1)                                  1,350,000       10,287
Maxim Integrated Products, Inc.                        17,200          902

MULTILINE RETAIL -- 3.15%

Kohl's Corp.(1)                                     4,100,000      173,348
Target Corp.                                        3,550,000      150,768
Dollar General Corp.                                4,850,000       94,866
Federated Department Stores, Inc.                   1,020,000       50,082
May Department Stores Co.                             400,000       10,996

COMMERCIAL BANKS -- 3.06%

Bank of America Corp.                               1,584,182      134,053
Wells Fargo & Co.                                   2,090,000      119,611
HSBC Holdings PLC (ADR) (United Kingdom)            1,086,050       81,356
SunTrust Banks, Inc.                                  650,000       42,243
City National Corp.                                   535,000       35,149
Wachovia Corp.                                        555,000       24,697
SMFG Finance (Cayman) Ltd. 2.25%
  mandatorily exchangeable preferred 2005,
  units (Japan)                                   780,000,000       17,140
BANK ONE CORP.                                        183,012        9,334
PNC Financial Services Group, Inc.                     42,200        2,240

COMPUTERS & PERIPHERALS -- 3.00%

Hewlett-Packard Co.                                 9,650,000      203,615
International Business Machines Corp.               2,015,000      177,622
EMC Corp.(1)                                        3,470,600       39,565
Dell Inc.(1)                                        1,000,000       35,820

THRIFTS & MORTGAGE FINANCE -- 2.96%

Fannie Mae                                          4,450,000      317,552
Freddie Mac                                         1,365,000       86,404
Washington Mutual, Inc.                             1,196,700       46,240

COMMERCIAL SERVICES & SUPPLIES -- 2.94%

Allied Waste Industries, Inc.(1)                   10,517,300      138,618
Pitney Bowes Inc.                                   1,552,200       68,685

                                                 American Funds Insurance Series

Growth-Income Fund

Equity securities

                                                   SHARES OR      MARKET
                                                   PRINCIPAL      VALUE
                                                    AMOUNT        (000)
                                                   ----------   ----------
IKON Office Solutions, Inc.                         5,885,000   $   67,501
ServiceMaster Co.                                   5,320,000       65,542
Avery Dennison Corp.                                  980,000       62,730
Robert Half International Inc.                      1,500,000       44,655

AEROSPACE & DEFENSE -- 2.92%

United Technologies Corp.                           1,200,000      109,776
Lockheed Martin Corp.                               2,000,000      104,160
General Dynamics Corp.                              1,030,000      102,279
Northrop Grumman Corp.                              1,732,836       93,053
Raytheon Co.                                          980,000       35,055

MEDIA -- 2.79%

Time Warner Inc.(1)                                 9,120,000      160,330
News Corp. Ltd., preferred (ADR) (Australia)        2,455,000       80,720
Interpublic Group of Companies, Inc.(1)             4,837,600       66,420
Clear Channel Communications, Inc.                  1,065,000       39,352
Walt Disney Co.                                     1,100,000       28,039
Gannett Co., Inc.                                     325,000       27,576
Fox Entertainment Group, Inc., Class A(1)             500,000       13,350
Dow Jones & Co., Inc.                                 197,800        8,921

SPECIALTY RETAIL -- 2.38%

Lowe's Companies, Inc.                              3,880,000      203,894
Gap, Inc.                                           2,750,000       66,687
Home Depot, Inc.                                      950,000       33,440
Limited Brands, Inc.                                1,725,000       32,257
Best Buy Co., Inc.                                    500,000       25,370

DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.30%

Sprint Corp. - FON Group                            9,420,900      165,808
AT&T Corp.                                          4,019,000       58,798
Verizon Communications Inc.                         1,500,000       54,285
BellSouth Corp.                                     2,000,000       52,440
SBC Communications Inc.                               740,000       17,945

COMMUNICATIONS EQUIPMENT -- 2.08%

Cisco Systems, Inc.(1)                              7,742,600      183,500
Lucent Technologies Inc. 8.00% convertible
  subordinated notes 2031                              90,123      101,614
Nokia Corp. (ADR) (Finland)                         2,175,000       31,625

CAPITAL MARKETS -- 2.04%

J.P. Morgan Chase & Co.                             5,290,000      205,093
Bank of New York Co., Inc.                          3,575,000      105,391

FOOD & STAPLES RETAILING -- 1.90%

Walgreen Co.                                        3,900,000      141,219
Wal-Mart Stores, Inc.                               1,645,000       86,790
Albertson's, Inc.                                   2,320,000       61,573

HEALTH CARE EQUIPMENT & SUPPLIES -- 1.75%

St. Jude Medical, Inc.(1)                           1,071,400       81,051
Smith & Nephew PLC (United Kingdom)                 5,735,000       61,740
Guidant Corp.                                         800,000       44,704
Becton, Dickinson and Co.                             770,000       39,886
Applera Corp. - Applied Biosystems Group            1,784,600       38,815

SOFTWARE -- 1.67%

Microsoft Corp.                                     6,005,000      171,503
Oracle Corp.(1)                                     5,710,000       68,120
PeopleSoft, Inc.(1)                                   800,000       14,800

BEVERAGES -- 1.67%

Coca-Cola Co.                                       1,975,000       99,698
Anheuser-Busch Companies, Inc.                      1,725,000       93,150
PepsiCo, Inc.                                       1,130,000       60,884

CONSUMER FINANCE -- 1.63%

Capital One Financial Corp.                         1,800,000      123,084
MBNA Corp.                                          2,000,000       51,580
Providian Financial Corp.(1)                        2,500,000       36,675
American Express Co.                                  700,000       35,966

FOOD PRODUCTS -- 1.61%

Sara Lee Corp.                                      4,725,000      108,628
Del Monte Foods Co.(1)                              4,134,476       42,006
General Mills, Inc.                                   800,000       38,024
Unilever NV (New York registered) (Netherlands)       500,000       34,255
H.J. Heinz Co.                                        560,000       21,952

INDUSTRIAL CONGLOMERATES -- 1.52%

General Electric Co.                                3,805,000      123,282
Tyco International Ltd.                             3,250,000      107,705

IT SERVICES -- 1.48%

First Data Corp.                                    2,310,000      102,841
Electronic Data Systems Corp.                       2,775,000       53,141
Ceridian Corp.(1)                                   2,000,000       45,000
Sabre Holdings Corp., Class A                         900,000       24,939

CHEMICALS -- 1.42%

Air Products and Chemicals, Inc.                    1,685,000       88,378
Dow Chemical Co.                                    1,693,000       68,905
Rohm and Haas Co.                                     900,000       37,422
Millennium Chemicals Inc.(1)                        1,200,000       20,784

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.38%

Flextronics International Ltd. (Singapore)(1)       3,850,000       61,408
Sanmina-SCI Corp.(1)                                6,700,000       60,970
Solectron Corp.(1)                                  6,250,000       40,438
Avnet, Inc.(1)                                      1,500,000       34,050
Jabil Circuit, Inc.(1)                                550,000       13,849

AUTO COMPONENTS -- 1.20%

Magna International Inc., Class A (Canada)          1,540,000      131,162
Dana Corp.                                          2,606,800       51,093

                                                 American Funds Insurance Series

Growth-Income Fund

Equity Securities

                                                   SHARES OR      MARKET
                                                   PRINCIPAL      VALUE
                                                    AMOUNT        (000)
                                                   ----------   ----------
ROAD & RAIL -- 1.16%

Norfolk Southern Corp.                              3,851,200   $  102,134
Burlington Northern Santa Fe Corp.                  1,859,500       65,213
Union Pacific Corp.                                   150,000        8,918

PERSONAL PRODUCTS -- 1.13%

Avon Products, Inc.                                 3,730,000      172,102

TOBACCO -- 0.95%

Altria Group, Inc.                                  2,875,000      143,894

HOUSEHOLD PRODUCTS -- 0.93%

Energizer Holdings, Inc.(1)                         1,190,000       53,550
Kimberly-Clark Corp.                                  680,000       44,798
Procter & Gamble Co.                                  800,000       43,552

ENERGY EQUIPMENT & SERVICES -- 0.92%

Schlumberger Ltd.                                   1,570,000       99,711
Transocean Sedco Forex Inc.(1)                      1,000,000       28,940
Halliburton Co.                                       390,000       11,801

MACHINERY -- 0.92%

Ingersoll-Rand Co. Ltd., Class A                      645,000       44,060
Illinois Tool Works Inc.                              430,000       41,233
Deere & Co.                                           500,000       35,070
Caterpillar Inc.                                      250,000       19,860

METALS & MINING -- 0.91%

Rio Tinto PLC (United Kingdom)                      2,470,000       59,409
Freeport-McMoRan Copper & Gold Inc.
 5.50% convertible preferred(2)                        50,000       44,900
Phelps Dodge Corp.(1)                                 450,000       34,880

PAPER & FOREST PRODUCTS -- 0.90%

International Paper Co.                             1,100,000       49,170
Bowater Inc.                                          945,000       39,303
Weyerhaeuser Co.                                      400,000       25,248
Georgia-Pacific Corp., Georgia-Pacific Group          439,660       16,259
MeadWestvaco Corp.                                    258,200        7,588

MULTI-UTILITIES & UNREGULATED POWER -- 0.89%

Duke Energy Corp.                                   3,515,000       71,319
Dominion Resources, Inc.                              700,000       44,156
Calpine Corp.(1)                                    4,500,000       19,440

BIOTECHNOLOGY -- 0.85%

Biogen Idec Inc.(1)                                 1,741,250      110,134
Amgen Inc.(1)                                         350,000       19,100

INTERNET SOFTWARE & SERVICES -- 0.76%

Yahoo! Inc.(1)                                      3,200,000      116,256

DIVERSIFIED FINANCIAL SERVICES -- 0.74%

Citigroup Inc.                                      2,041,050       94,909
Principal Financial Group, Inc.                       500,000       17,390

TEXTILES, APPAREL & LUXURY GOODS -- 0.66%

VF Corp.                                              800,000       38,960
Jones Apparel Group, Inc.                             800,000       31,584
NIKE, Inc., Class B                                   390,000       29,543

INTERNET & CATALOG RETAIL -- 0.65%

eBay Inc.(1)                                          800,000       73,560
InterActiveCorp(1)                                    820,000       24,715

HOTELS, RESTAURANTS & LEISURE -- 0.63%

Carnival Corp., units                               1,600,000       75,200
Starbucks Corp.(1)                                    490,000       21,305

AUTOMOBILES -- 0.58%

General Motors Corp.                                  975,000       45,425
Harley-Davidson Motor Co.                             700,000       43,358

ELECTRIC UTILITIES -- 0.55%

Progress Energy, Inc.                                 490,000       21,585
FPL Group, Inc.                                       300,000       19,185
FirstEnergy Corp.                                     500,000       18,705
Xcel Energy Inc.                                      750,000       12,533
American Electric Power Co., Inc.                     345,900       11,069

CONTAINERS & PACKAGING -- 0.48%

Sonoco Products Co.                                 1,100,000       28,050
Packaging Corp. of America                            750,000       17,925
Temple-Inland Inc.                                    200,000       13,850
Crown Cork & Seal Co., Inc.(1)                      1,300,000       12,961

OTHER INDUSTRIES -- 0.67%

Telephone and Data Systems, Inc.                      500,000       35,600
Southwest Airlines Co.                              1,650,000       27,671
Emerson Electric Co.                                  375,000       23,831
United Parcel Service, Inc., Class B                  100,000        7,517
Plum Creek Timber Co., Inc.(1)                        205,500        6,695

MISCELLANEOUS -- 2.28%

Other equity securities in initial
  period of acquisition                                            347,421
                                                                ----------
Total equity securities (cost: $10,909,021,000)                 13,061,432
                                                                ----------

                                                 American Funds Insurance Series

Growth-Income Fund

Short-Term
Securities -- 14.53%

                                                   PRINCIPAL     MARKET
                                                     AMOUNT       VALUE
                                                     (000)        (000)
                                                   ----------  -----------
CORPORATE SHORT-TERM NOTES -- 9.03%
Pfizer Inc 1.04% - 1.29% due 7/12 - 8/25/2004(2)   $  108,650  $   108,484
Receivables Capital Corp., LLC 1.18% - 1.20%
  due 7/15/2004(2)                                     60,000       59,970
Bank of America Corp. 1.06% due 7/19/2004              35,000       34,980
Procter & Gamble Co. 1.08% - 1.26%
  due 7/16 - 8/18/2004(2)                              90,000       89,906
Three Pillars Funding Corp. 1.07% - 1.30%
  due 7/1 - 7/26/2004(2)                               89,500       89,452
DuPont (E.I.) de Nemours & Co. 1.03% - 1.09%
  due 7/12 - 7/29/2004                                 87,300       87,246
Wal-Mart Stores Inc. 1.04% - 1.16%
  due 7/13 - 8/24/2004(2)                              82,600       82,528
J.P. Morgan Chase & Co. 1.04% - 1.30%
  due 7/6 - 8/23/2004                                  75,550       75,423
Park Avenue Receivables Corp. 1.24%
  due 7/27/2004(2)                                      5,500        5,495
Coca-Cola Co. 1.22% - 1.27% due 8/20 - 8/27/2004       77,000       76,851
IBM Credit Corp. 1.04% due 7/12 - 7/16/2004            58,100       58,076
FCAR Owner Trust I 1.45% - 1.48%
  due 9/3 - 9/16/2004                                  56,400       56,246
Clipper Receivables Co., LLC 1.07% - 1.08%
  due 7/7 - 7/9/2004(2)                                54,900       54,887
Edison Asset Securitization, LLC 1.08% - 1.47%
  due 8/4 - 9/20/2004(2)                               53,200       53,080
New Center Asset Trust 1.06% due 7/9 - 7/14/2004       50,000       49,983
Anheuser-Busch Cos. Inc. 1.30% due 8/27/2004(2)        40,000       39,914
CAFCO, LLC 1.12% - 1.38% due 7/21 - 8/26/2004(2)       29,700       29,652
Ciesco LLC 1.09% due 7/16/2004                          9,900        9,895
Clorox Co. 1.25% - 1.26% due 7/28 - 7/29/2004          34,800       34,765
Triple-A One Funding Corp. 1.07% - 1.09%
  due 7/6 - 7/20/2004(2)                               34,559       34,545
Abbott Laboratories Inc. 1.26% - 1.305%
  due 7/27 - 8/17/2004(2)                              32,400       32,350
Caterpillar Financial Services Corp. 1.15%
  due 8/19/2004                                        30,000       29,946
Private Export Funding Corp. 1.03% - 1.05%
  due 7/8 - 8/24/2004(2)                               29,000       28,955
Colgate-Palmolive Co. 1.00% due 7/9/2004(2)            25,000       24,994
Variable Funding Capital Corp. 1.11%
  due 7/16/2004(2)                                     25,000       24,988
Gannett Co. 1.03% due 7/22/2004(2)                     20,000       19,987
Scripps (E.W.) Company 1.04% due 7/21/2004(2)          15,000       14,991
Minnesota Mining and Manufacturing Co. 1.18%
  due 7/28/2004                                        15,000       14,986
Netjets Inc. 1.25% due 8/25/2004(2)                    15,000       14,969
American General Financial 1.06% due 7/13/2004         14,000       13,995
Archer Daniels Midland Co. 1.04% due 7/13/2004(2)      12,000       11,995
Medtronic Inc. 1.24% due 8/2/2004(2)                   10,300       10,288

U.S. TREASURIES -- 3.02%

U.S. Treasury Bills 0.945% - 1.145%
  due 7/8 - 9/2/2004                                  460,900      460,214

FEDERAL AGENCY DISCOUNT NOTES -- 2.15%

Freddie Mac 1.20% - 1.27% due 8/9 - 8/31/2004          94,700       94,527
Federal Farm Credit Banks 0.98% - 1.38%
  due 7/1 - 9/17/2004                                  78,600       78,496
Fannie Mae 1.12% - 1.29% due 8/11 - 8/30/2004          55,500       55,407
Federal Home Loan Bank 1.07% - 1.265%
  due 7/28 - 8/20/2004                                 54,700       54,606
Student Loan Marketing Association 1.441%
  due 7/15/2004(3)                                     25,000       25,001
International Bank for Reconstruction and
  Development 1.24% due 8/19/2004                      19,300       19,267

CERTIFICATES OF DEPOSIT -- 0.33%

Wells Fargo & Co. 1.04% due 7/1/2004                   50,000       50,000
                                                               -----------
Total short-term securities (cost: $2,211,459,000)               2,211,340
                                                               -----------
Total investment securities
  (cost: $13,120,480,000)                                       15,272,772
New Taiwanese Dollar (cost: $4,048,000)          NT$  139,483        4,155
Other assets less liabilities                                      (59,031)
                                                               -----------
Net assets                                                     $15,217,896
                                                               ===========

(1) Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.

(3) Coupon rate may change periodically.

ADR = American Depositary Receipts

See Notes to Financial Statements

                                                 American Funds Insurance Series

                    This page was intentionally left blank.

                                                 American Funds Insurance Series

Financial statements

Statement of assets & liabilities
unaudited

                                                                                                          Global
                                                                              Global        Global         Small
                                                                            Discovery       Growth     Capitalization     Growth
                                                                               Fund          Fund          Fund           Fund
                                                                            -----------   -----------  --------------  -----------
ASSETS:
Investment securities at market                                             $    55,546   $ 1,571,673   $ 1,099,432    $13,900,985
Cash denominated in non-U.S. currencies                                              10           453           436          2,777
Cash                                                                                 68         1,308           353            549
Receivables for:
    Sales of investments                                                             35         1,512         2,683         34,730
    Sales of fund's shares                                                           95         1,808         1,595         14,852
    Open forward currency contracts                                                  --            --            --             --
    Closed forward currency contracts                                                --            --            --             --
    Dividends and interest                                                           40         1,806           581         12,065
Other assets                                                                         --            --            45             --
                                                                            -----------   -----------   -----------    -----------
                                                                                 55,794     1,578,560     1,105,125     13,965,958
                                                                            -----------   -----------   -----------    -----------

LIABILITIES:
Payables for:
    Purchases of investments                                                         51         2,986         5,196        125,879
    Repurchases of fund's shares                                                     --(1)        174            38          2,817
    Open forward currency contracts                                                  --            --            --             --
    Investment advisory services                                                     26           778           677          3,847
    Services provided by affiliates                                                   8           277           184          1,970
    Deferred Trustees' compensation                                                  --(1)         21             9            397
    Other fees and expenses                                                           1           114         1,102            769
                                                                            -----------   -----------   -----------    -----------
                                                                                     86         4,350         7,206        135,679
                                                                            -----------   -----------   -----------    -----------
NET ASSETS AT JUNE 30, 2004 (Total: $44,701,360)                            $    55,708   $ 1,574,210   $ 1,097,919    $13,830,279
                                                                            ===========   ===========   ===========    ===========
Investment securities and cash denominated in non-U.S. currencies at cost   $    50,326   $ 1,360,148   $   934,220    $11,677,789
                                                                            ===========   ===========   ===========    ===========

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                            $    50,621   $ 1,541,725   $ 1,030,521    $12,237,477
Undistributed (accumulated) net investment income (loss)                             55         7,872        (3,560)        14,078
Accumulated net realized loss                                                      (198)     (187,362)      (93,660)      (647,429)
Net unrealized appreciation (depreciation)                                        5,230       211,975       164,618      2,226,153
                                                                            -----------   -----------   -----------    -----------
NET ASSETS AT JUNE 30, 2004                                                 $    55,708   $ 1,574,210   $ 1,097,919    $13,830,279
                                                                            ===========   ===========   ===========    ===========

Shares of beneficial interest issued and outstanding -- unlimited shares authorized:
Class 1:
    Net assets (Total: $11,853,973)                                         $    18,928   $   190,486   $   173,434    $ 3,764,013
    Shares outstanding                                                            1,840        12,153        11,540         78,655
    Net asset value per share                                               $     10.29   $     15.67   $     15.03    $     47.85
Class 2:
    Net assets (Total: $31,449,651)                                         $    36,780   $ 1,383,724   $   924,485    $ 9,538,885
    Shares outstanding                                                            3,588        88,577        61,876        200,549
    Net asset value per share                                               $     10.25   $     15.62   $     14.94    $     47.56
Class 3:(2)
    Net assets (Total: $1,397,736)                                                   --            --            --    $   527,381
    Shares outstanding                                                               --            --            --         11,029
    Net asset value per share                                                        --            --            --    $     47.82

 (1) Amount less than one thousand.

 (2) Class 3 shares were issued January 16, 2004.

See Notes to Financial Statements

                                                 American Funds Insurance Series

                                                                At June 30, 2004
                     (dollars and shares in thousands, except per-share amounts)

                                                                                                        Blue Chip
                                                                                             New        Income and     Growth-
                                                                           International    World         Growth       Income
                                                                               Fund         Fund           Fund         Fund
                                                                           -------------  -----------   -----------   -----------
ASSETS:
Investment securities at market                                             $ 3,355,767   $   319,572   $ 1,997,683   $15,272,772
Cash denominated in non-U.S. currencies                                           1,703           101            --         4,155
Cash                                                                              2,070         1,039           508         7,710
Receivables for:
   Sales of investments                                                          15,540           652        11,156        88,095
   Sales of fund's shares                                                         4,907           230         2,692        13,370
   Open forward currency contracts                                                   --            --            --            --
   Closed forward currency contracts                                                 --            --            --            --
   Dividends and interest                                                         5,164         1,294         1,971        17,191
Other assets                                                                        170            --            --            --
                                                                            -----------   -----------   -----------   -----------
                                                                              3,385,321       322,888     2,014,010    15,403,293
                                                                            -----------   -----------   -----------   -----------

LIABILITIES:
Payables for:
   Purchases of investments                                                         648         1,521        31,656       175,844
   Repurchases of fund's shares                                                     852            --(1)         --         3,163
   Open forward currency contracts                                                   --            --            --            --
   Investment advisory services                                                   1,468           220           719         3,589
   Services provided by affiliates                                                  386            55           371         2,152
   Deferred Trustees' compensation                                                  190             3             5           467
   Other fees and expenses                                                          385           538             3           182
                                                                            -----------   -----------   -----------   -----------
                                                                                  3,929         2,337        32,754       185,397
                                                                            -----------   -----------   -----------   -----------
NET ASSETS AT JUNE 30, 2004 (Total: $44,701,360)                            $ 3,381,392   $   320,551   $ 1,981,256   $15,217,896
                                                                            ===========   ===========   ===========   ===========
Investment securities and cash denominated in non-U.S. currencies at cost   $ 2,804,024   $   268,336   $ 1,767,074   $13,124,528
                                                                            ===========   ===========   ===========   ===========

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                            $ 3,139,597   $   293,321   $ 1,758,362   $13,097,947
Undistributed (accumulated) net investment income (loss)                         13,321        (1,143)       10,950        71,568
Accumulated net realized loss                                                  (324,828)      (22,439)      (18,665)     (104,118)
Net unrealized appreciation (depreciation)                                      553,302        50,812       230,609     2,152,499
                                                                            -----------   -----------   -----------   -----------
NET ASSETS AT JUNE 30, 2004                                                 $ 3,381,392   $   320,551   $ 1,981,256   $15,217,896
                                                                            ===========   ===========   ===========   ===========

Shares of beneficial interest issued and outstanding -- unlimited shares authorized:
Class 1:
   Net assets (Total: $11,853,973)                                          $ 1,396,342   $    49,827   $   120,137   $ 4,280,671
   Shares outstanding                                                            99,629         4,173        12,551       122,484
   Net asset value per share                                                $     14.02   $     11.94   $      9.57   $     34.95
Class 2:
   Net assets (Total: $31,449,651)                                          $ 1,875,240   $   270,724   $ 1,861,119   $10,374,575
   Shares outstanding                                                           134,043        22,767       195,419       298,325
   Net asset value per share                                                $     13.99   $     11.89   $      9.52   $     34.78
Class 3:(2)
   Net assets (Total: $1,397,736)                                           $   109,810            --            --   $   562,650
   Shares outstanding                                                             7,841            --            --        16,113
   Net asset value per share                                                $     14.00            --            --   $     34.92

                                                                                                        High-
                                                                              Asset                     Income
                                                                            Allocation      Bond         Bond
                                                                               Fund         Fund         Fund
                                                                            ----------   ----------   ----------
ASSETS:
Investment securities at market                                             $3,917,909   $1,668,260   $  745,710
Cash denominated in non-U.S. currencies                                          3,474           --           --
Cash                                                                             2,367          446        1,037
Receivables for:
   Sales of investments                                                         41,518       13,920        2,695
   Sales of fund's shares                                                        3,254        1,656          529
   Open forward currency contracts                                                   1           --            1
   Closed forward currency contracts                                                 7           --            7
   Dividends and interest                                                       17,523       24,808       14,546
Other assets                                                                        --           --           --
                                                                            ----------   ----------   ----------
                                                                             3,986,053    1,709,090      764,525
                                                                            ----------   ----------   ----------
LIABILITIES:
Payables for:
   Purchases of investments                                                     32,715       25,076        5,170
   Repurchases of fund's shares                                                    686          151          388
   Open forward currency contracts                                                  18           --           --
   Investment advisory services                                                  1,149          595          302
   Services provided by affiliates                                                 606          299           76
   Deferred Trustees' compensation                                                 104           16           49
   Other fees and expenses                                                          18            6           12
                                                                            ----------   ----------   ----------
                                                                                35,296       26,143        5,997
                                                                            ----------   ----------   ----------
NET ASSETS AT JUNE 30, 2004 (Total: $44,701,360)                            $3,950,757   $1,682,947   $  758,528
                                                                            ==========   ==========   ==========
Investment securities and cash denominated in non-U.S. currencies at cost   $3,558,853   $1,636,290   $  723,986
                                                                            ==========   ==========   ==========

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                            $3,614,818   $1,626,795   $  862,560
Undistributed (accumulated) net investment income (loss)                        42,264       37,065       24,175
Accumulated net realized loss                                                  (68,878)     (12,881)    (149,932)
Net unrealized appreciation (depreciation)                                     362,553       31,968       21,725
                                                                            ----------   ----------   ----------
NET ASSETS AT JUNE 30, 2004                                                 $3,950,757   $1,682,947   $  758,528
                                                                            ==========   ==========   ==========

Shares of beneficial interest issued and outstanding -- unlimited shares authorized:
Class 1:
   Net assets (Total: $11,853,973)                                          $  891,090   $  199,135   $  364,646
   Shares outstanding                                                           60,128       18,173       30,706
   Net asset value per share                                                $    14.82   $    10.96   $    11.88
Class 2:
   Net assets (Total: $31,449,651)                                          $2,978,537   $1,483,812   $  348,408
   Shares outstanding                                                          202,057      136,288       29,487
   Net asset value per share                                                $    14.74   $    10.89   $    11.82
Class 3:(2)
   Net assets (Total: $1,397,736)                                           $   81,130           --   $   45,474
   Shares outstanding                                                            5,479           --        3,832
   Net asset value per share                                                $    14.81           --   $    11.87

                                                                             U.S.
                                                                          Government/
                                                                           AAA-Rated    Cash
                                                                          Securities  Management
                                                                              Fund       Fund
                                                                          ----------  ----------
ASSETS:
Investment securities at market                                             $652,078   $233,672
Cash denominated in non-U.S. currencies                                           --         --
Cash                                                                              72         69
Receivables for:
   Sales of investments                                                        9,045         --
   Sales of fund's shares                                                        246         --
   Open forward currency contracts                                                --         --
   Closed forward currency contracts                                              --         --
   Dividends and interest                                                      5,199          1
Other assets                                                                      --         --
                                                                            --------   --------
                                                                             666,640    233,742
                                                                            --------   --------

LIABILITIES:
Payables for:
   Purchases of investments                                                   47,997         --
   Repurchases of fund's shares                                                  434      1,572
   Open forward currency contracts                                                --         --
   Investment advisory services                                                  232         62
   Services provided by affiliates                                                61         27
   Deferred Trustees' compensation                                                40         20
   Other fees and expenses                                                        11          9
                                                                            --------   --------
                                                                              48,775      1,690
                                                                            --------   --------
NET ASSETS AT JUNE 30, 2004 (Total: $44,701,360)                            $617,865   $232,052
                                                                            ========   ========
Investment securities and cash denominated in non-U.S. currencies at cost   $644,706   $233,673
                                                                            ========   ========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                            $608,987   $231,570
Undistributed (accumulated) net investment income (loss)                      10,876        484
Accumulated net realized loss                                                 (9,370)        (1)
Net unrealized appreciation (depreciation)                                     7,372         (1)
                                                                            --------   --------
NET ASSETS AT JUNE 30, 2004                                                 $617,865   $232,052
                                                                            ========   ========

Shares of beneficial interest issued and outstanding -- unlimited shares authorized:
Class 1:
   Net assets (Total: $11,853,973)                                          $308,470   $ 96,794
   Shares outstanding                                                         26,381      8,787
   Net asset value per share                                                $  11.69   $  11.02
Class 2:
   Net assets (Total: $31,449,651)                                          $262,417   $110,945
   Shares outstanding                                                         22,547     10,092
   Net asset value per share                                                $  11.64   $  10.99
Class 3:(2)
   Net assets (Total: $1,397,736)                                           $ 46,978   $ 24,313
   Shares outstanding                                                          4,021      2,209
   Net asset value per share                                                $  11.68   $  11.01

                                                 American Funds Insurance Series

Statement of operations
unaudited

                                                                                                              Global
                                                                                      Global     Global       Small
                                                                                    Discovery    Growth   Capitalization  Growth
                                                                                      Fund        Fund         Fund        Fund
                                                                                    ---------   ---------   ---------    ---------
INVESTMENT INCOME:
Income (net of non-U.S. withholding tax):
  Interest                                                                          $      83   $   1,202   $     409    $   5,210
  Dividends                                                                               215      13,923       3,738       44,070
                                                                                    ---------   ---------   ---------    ---------
                                                                                          298      15,125       4,147       49,280
                                                                                    ---------   ---------   ---------    ---------
Fees and expenses:
  Investment advisory services                                                            142       4,442       3,850       22,113
  Distribution services -- Class 2                                                         38       1,547       1,024       10,414
  Distribution services -- Class 3                                                         --          --          --          444
  Transfer agent services                                                                  --*          1           1            7
  Reports to shareholders                                                                   1          23          17          207
  Registration statement and prospectus                                                     1          35          24          312
  Postage, stationery and supplies                                                         --*          6           4           50
  Trustees' compensation                                                                   --*          6           4           69
  Auditing and legal                                                                       --*         13          10           94
  Custodian                                                                                 5         203         138          433
  State and local taxes                                                                     1          13           9          113
  Other                                                                                     1           6           9           34
  Expense waiver                                                                           --          --          --          (13)
                                                                                    ---------   ---------   ---------    ---------
                                                                                          189       6,295       5,090       34,277
                                                                                    ---------   ---------   ---------    ---------
Net investment income (loss)                                                              109       8,830        (943)      15,003
                                                                                    ---------   ---------   ---------    ---------
NET REALIZED GAIN (LOSS) AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
  AND NON-U.S. CURRENCY:
Net realized gain (loss) on:
  Investments                                                                             678      29,647      63,052      352,683
  Non-U.S. currency transactions                                                           11         133        (159)        (673)
                                                                                    ---------   ---------   ---------    ---------
                                                                                          689      29,780      62,893      352,010
                                                                                    ---------   ---------   ---------    ---------
Net unrealized appreciation (depreciation) on:
  Investments                                                                             636        (757)    (12,760)     164,461
  Non-U.S. currency translations                                                           --*        (28)         48          165
                                                                                    ---------   ---------   ---------    ---------
                                                                                          636        (785)    (12,712)     164,626
                                                                                    ---------   ---------   ---------    ---------
Net realized gain (loss) and unrealized appreciation (depreciation) on investments
  and non-U.S. currency                                                                 1,325      28,995      50,181      516,636
                                                                                    ---------   ---------   ---------    ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $   1,434   $  37,825   $  49,238    $ 531,639
                                                                                    =========   =========   =========    =========

*Amount less than one thousand.

See Notes to Financial Statements

                                                 American Funds Insurance Series

                                          For the six months ended June 30, 2004
                                                          (dollars in thousands)

                                                                                                    U.S.
                             Blue Chip                                                 High-      Government/
                   New      Income and     Growth-        Asset                       Income      AAA-Rated        Cash
International     World       Growth       Income      Allocation       Bond           Bond       Securities    Management
    Fund          Fund         Fund         Fund          Fund          Fund           Fund          Fund          Fund
-------------  --------     ----------    ---------    ----------     ---------     ---------     ----------    ----------
$   1,613      $   1,496     $     760    $  15,811     $  27,985     $  43,106     $  27,397     $  12,917     $   1,139
   40,694          2,707        16,996       90,644        25,442           346           698            --            --
---------      ---------     ---------    ---------     ---------     ---------     ---------     ---------     ---------
   42,307          4,203        17,756      106,455        53,427        43,452        28,095        12,917         1,139
---------      ---------     ---------    ---------     ---------     ---------     ---------     ---------     ---------
    8,692          1,295         4,153       20,726         6,680         3,511         1,881         1,466           428
    2,081            318         2,130       11,340         3,282         1,736           415           330           129
       93             --            --          472            68            --            41            41            19
        2             --*            1            8             2             1            --*           --*           --*
       53              5            31          227            59            27            13            10             4
       80              7            45          342            88            39            19            17             5
       13              1             7           55            14             6             3             3             1
       22              1             7           78            19             7             6             5             2
       27              2            13          105            27            10             6             5             2
      732             99            18          167            49            19            11             7             2
       29              3            16          125            32            14             7             6             2
       78              5             3           55             6             3             2            14             1
       --             --            --           --            --            --            --            --            --
---------      ---------     ---------    ---------     ---------     ---------     ---------     ---------     ---------
   11,902          1,736         6,424       33,700        10,326         5,373         2,404         1,904           595
---------      ---------     ---------    ---------     ---------     ---------     ---------     ---------     ---------
   30,405          2,467        11,332       72,755        43,101        38,079        25,691        11,013           544
---------      ---------     ---------    ---------     ---------     ---------     ---------     ---------     ---------
   84,528          5,209         7,329      210,338        (1,988)        9,727         7,302         1,440            (1)
      126            (15)           --          (84)          (16)           92            80            --            --
---------      ---------     ---------    ---------     ---------     ---------     ---------     ---------     ---------
   84,654          5,194         7,329      210,254        (2,004)        9,819         7,382         1,440            (1)
---------      ---------     ---------    ---------     ---------     ---------     ---------     ---------     ---------
   20,668         (3,945)       20,058      249,613        27,439       (44,435)      (25,609)      (10,764)           (1)
      478             (7)           --           98           101           (90)          (85)           --            --
---------      ---------     ---------    ---------     ---------     ---------     ---------     ---------     ---------
   21,146         (3,952)       20,058      249,711        27,540       (44,525)      (25,694)      (10,764)           (1)
---------      ---------     ---------    ---------     ---------     ---------     ---------     ---------     ---------
  105,800          1,242        27,387      459,965        25,536       (34,706)      (18,312)       (9,324)           (2)
---------      ---------     ---------    ---------     ---------     ---------     ---------     ---------     ---------
$ 136,205      $   3,709     $  38,719    $ 532,720     $  68,637     $   3,373     $   7,379     $   1,689     $     542
=========      =========     =========    =========     =========     =========     =========     =========     =========

                                                 American Funds Insurance Series

Statement of changes in net assets

                                                                                    Global Discovery Fund
                                                                                  --------------------------
                                                                                   Six months    Year ended
                                                                                 ended June 30,  December 31,
                                                                                    2004(1)          2003
                                                                                 --------------  ------------
OPERATIONS:
Net investment income (loss) ..................................................   $       109    $       112
Net realized gain (loss) on investments and non-U.S. currency transactions ....           689            337
Net unrealized appreciation (depreciation) on investments and non-U.S.
 currency translations.........................................................           636          8,358
                                                                                  -----------    -----------
   Net increase in net assets resulting from operations .......................         1,434          8,807
                                                                                  -----------    -----------
DIVIDENDS PAID TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class 1 ....................................................................           (15)           (61)
   Class 2 ....................................................................           (28)           (46)
   Class 3 ....................................................................            --             --
                                                                                  -----------    -----------
     Total dividends paid to shareholders from net investment income...........           (43)          (107)
                                                                                  -----------    -----------
CAPITAL SHARE TRANSACTIONS:
   Class 1:
     Proceeds from shares sold ................................................         1,886         10,715
     Proceeds from reinvestment of dividends ..................................            15             61
     Cost of shares repurchased ...............................................          (884)        (7,995)
                                                                                  -----------    -----------
       Net increase (decrease) from Class 1 transactions ......................         1,017          2,781
                                                                                  -----------    -----------
   Class 2:
     Proceeds from shares sold ................................................        14,274         13,297
     Proceeds from reinvestment of dividends ..................................            28             46
     Cost of shares repurchased ...............................................        (1,723)        (3,319)
                                                                                  -----------    -----------
       Net increase (decrease) from Class 2 transactions ......................        12,579         10,024
                                                                                  -----------    -----------
   Class 3:
     Proceeds from shares issued in connection with substitution of Anchor
      Pathway Fund.............................................................            --             --
     Proceeds from shares sold ................................................            --             --
     Proceeds from reinvestment of dividends ..................................            --             --
     Cost of shares repurchased ...............................................            --             --
                                                                                  -----------    -----------
       Net increase from Class 3 transactions .................................            --             --
                                                                                  -----------    -----------
   Net increase (decrease) in net assets resulting from capital share
       transactions............................................................        13,596         12,805
                                                                                  -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS .......................................        14,987         21,505
NET ASSETS:
Beginning of period ...........................................................        40,721         19,216
                                                                                  -----------    -----------
End of period .................................................................   $    55,708    $    40,721
                                                                                  ===========    ===========
Undistributed (accumulated) net investment income (loss) ......................   $        55    $       (11)
                                                                                  ===========    ===========
SHARES OF BENEFICIAL INTEREST:
   Class 1:
     Shares sold ..............................................................           184          1,274
     Shares issued on reinvestment of dividends ...............................             1              6
     Shares repurchased .......................................................           (88)          (966)
                                                                                  -----------    -----------
       Net increase (decrease) in shares outstanding ..........................            97            314
                                                                                  ===========    ===========
   Class 2:
     Shares sold ..............................................................         1,397          1,525
     Shares issued on reinvestment of dividends ...............................             3              5
     Shares repurchased .......................................................          (170)          (392)
                                                                                  -----------    -----------
     Net increase (decrease) in shares outstanding ............................         1,230          1,138
                                                                                  ===========    ===========
   Class 3:
     Shares issued in connection with substitution of Anchor Pathway Fund .....            --             --
     Shares sold ..............................................................            --             --
     Shares issued on reinvestment of dividends ...............................            --             --
     Shares repurchased .......................................................            --             --
                                                                                  -----------    -----------
       Net increase in shares outstanding .....................................            --             --
                                                                                  ===========    ===========


                                                                                     Global Growth Fund
                                                                                  --------------------------
                                                                                  Six months     Year ended
                                                                                 ended June 30,  December 31,
                                                                                     2004(1)        2003
                                                                                 --------------  ------------
OPERATIONS:
Net investment income (loss) ..................................................   $     8,830    $     6,650
Net realized gain (loss) on investments and non-U.S. currency transactions ....        29,780        (38,401)
Net unrealized appreciation (depreciation) on investments and non-U.S.
 currency translations.........................................................          (785)       327,437
                                                                                  -----------    -----------
   Net increase in net assets resulting from operations .......................        37,825        295,686
                                                                                  -----------    -----------
DIVIDENDS PAID TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class 1 ....................................................................        (1,100)          (944)
   Class 2 ....................................................................        (6,020)        (3,011)
   Class 3 ....................................................................            --             --
                                                                                  -----------    -----------
     Total dividends paid to shareholders from net investment income...........        (7,120)        (3,955)
                                                                                  -----------    -----------
CAPITAL SHARE TRANSACTIONS:
   Class 1:
     Proceeds from shares sold ................................................         6,096          7,365
     Proceeds from reinvestment of dividends ..................................         1,100            944
     Cost of shares repurchased ...............................................        (9,373)       (19,824)
                                                                                  -----------    -----------
       Net increase (decrease) from Class 1 transactions ......................        (2,177)       (11,515)
                                                                                  -----------    -----------
   Class 2:
     Proceeds from shares sold ................................................       279,186        275,010
     Proceeds from reinvestment of dividends ..................................         6,020          3,011
     Cost of shares repurchased ...............................................        (9,324)       (32,091)
                                                                                  -----------    -----------
       Net increase (decrease) from Class 2 transactions ......................       275,882        245,930
                                                                                  -----------    -----------
   Class 3:
     Proceeds from shares issued in connection with substitution of Anchor
      Pathway Fund.............................................................            --             --
     Proceeds from shares sold ................................................            --             --
     Proceeds from reinvestment of dividends ..................................            --             --
     Cost of shares repurchased ...............................................            --             --
                                                                                  -----------    -----------
       Net increase from Class 3 transactions .................................            --             --
                                                                                  -----------    -----------
   Net increase (decrease) in net assets resulting from capital share
       transactions............................................................       273,705        234,415
                                                                                  -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS .......................................       304,410        526,146
NET ASSETS:
Beginning of period ...........................................................     1,269,800        743,654
                                                                                  -----------    -----------
End of period .................................................................   $ 1,574,210    $ 1,269,800
                                                                                  ===========    ===========
Undistributed (accumulated) net investment income (loss) ......................   $     7,872    $     6,162
                                                                                  ===========    ===========
SHARES OF BENEFICIAL INTEREST:
   Class 1:
     Shares sold ..............................................................           386            546
     Shares issued on reinvestment of dividends ...............................            71             75
     Shares repurchased .......................................................          (599)        (1,671)
                                                                                  -----------    -----------
       Net increase (decrease) in shares outstanding ..........................          (142)        (1,050)
                                                                                  ===========    ===========
   Class 2:
     Shares sold ..............................................................        17,847         21,120
     Shares issued on reinvestment of dividends ...............................           388            239
     Shares repurchased .......................................................          (604)        (2,717)
                                                                                  -----------    -----------
       Net increase (decrease) in shares outstanding ..........................        17,631         18,642
                                                                                  ===========    ===========
   Class 3:
     Shares issued in connection with substitution of Anchor Pathway Fund .....            --             --
     Shares sold ..............................................................            --             --
     Shares issued on reinvestment of dividends ...............................            --             --
     Shares repurchased .......................................................            --             --
                                                                                  -----------    -----------
       Net increase in shares outstanding .....................................            --             --
                                                                                  ===========    ===========

(1)     Unaudited.

(2)     Class 3 shares were issued January 16, 2004.

See Notes to Financial Statements

                                                 American Funds Insurance Series

                                               (dollars and shares in thousands)

 Global Small Capitalization
             Fund                        Growth Fund                 International Fund
-----------------------------  -----------------------------   ------------------------------
 Six months      Year ended      Six months      Year ended      Six months      Year ended
ended June 30,  December 31,   ended June 30,   December 31,   ended June 30,   December 31,
   2004(1)         2003          2004(1,2)          2003          2004(1,2)         2003
--------------  ------------   --------------   ------------   --------------   ------------
$       (943)   $     (1,208)   $     15,003    $     21,537    $     30,405    $     26,965
      62,893          (1,616)        352,010         213,341          84,654        (124,406)
     (12,712)        242,942         164,626       2,321,011          21,146         786,551
------------    ------------    ------------    ------------    ------------    ------------
      49,238         240,118         531,639       2,555,889         136,205         689,110
------------    ------------    ------------    ------------    ------------    ------------

          --            (987)         (2,683)        (13,122)         (3,294)        (19,844)
          --          (2,385)         (3,954)         (6,452)         (3,798)        (14,770)
          --              --            (377)             --            (260)             --
------------    ------------    ------------    ------------    ------------    ------------
          --          (3,372)         (7,014)        (19,574)         (7,352)        (34,614)
------------    ------------    ------------    ------------    ------------    ------------

      13,985          18,764           1,723          14,458           2,724           4,120
          --             987           2,683          13,122           3,294          19,844
     (13,715)        (18,216)       (291,984)       (426,449)       (105,132)       (192,939)
------------    ------------    ------------    ------------    ------------    ------------
         270           1,535        (287,578)       (398,869)        (99,114)       (168,975)
------------    ------------    ------------    ------------    ------------    ------------

     237,512         234,453       2,105,471       2,696,826         580,307         764,198
          --           2,385           3,954           6,452           3,798          14,770
     (16,989)        (44,802)        (27,577)        (60,699)       (156,545)       (320,176)
------------    ------------    ------------    ------------    ------------    ------------
     220,523         192,036       2,081,848       2,642,579         427,560         458,792
------------    ------------    ------------    ------------    ------------    ------------

          --              --         575,620              --         116,357              --
          --              --           2,514              --           1,190              --
          --              --             377              --             260              --
          --              --         (51,070)             --         (10,003)             --
------------    ------------    ------------    ------------    ------------    ------------
          --              --         527,441              --         107,804              --
------------    ------------    ------------    ------------    ------------    ------------
     220,793         193,571       2,321,711       2,243,710         436,250         289,817
------------    ------------    ------------    ------------    ------------    ------------

     270,031         430,317       2,846,336       4,780,025         565,103         944,313

     827,888         397,571      10,983,943       6,203,918       2,816,289       1,871,976
------------    ------------    ------------    ------------    ------------    ------------
$  1,097,919    $    827,888    $ 13,830,279    $ 10,983,943    $  3,381,392    $  2,816,289
============    ============    ============    ============    ============    ============
$     (3,560)   $     (2,617)   $     14,078    $      6,089    $     13,321    $     (9,732)
============    ============    ============    ============    ============    ============

         927           1,550              37             361             194             370
          --              92              57             306             238           1,562
        (932)         (1,751)         (6,204)        (11,358)         (7,554)        (17,949)
------------    ------------    ------------    ------------    ------------    ------------
          (5)           (109)         (6,110)        (10,691)         (7,122)        (16,017)
============    ============    ============    ============    ============    ============

      15,847          19,995          44,879          67,355          41,641          70,421
          --             222              84             144             275           1,134
      (1,156)         (4,388)           (591)         (1,703)        (11,275)        (31,470)
------------    ------------    ------------    ------------    ------------    ------------
      14,691          15,829          44,372          65,796          30,641          40,085
============    ============    ============    ============    ============    ============

          --              --          12,057              --           8,456              --
          --              --              54              --              84              --
          --              --               8              --              19              --
          --              --          (1,090)             --            (718)             --
------------    ------------    ------------    ------------    ------------    ------------
          --              --          11,029              --           7,841              --
============    ============    ============    ============    ============    ============

       New World Fund            Blue Chip Income and Growth Fund
-----------------------------    --------------------------------
 Six months      Year ended       Six months       Year ended
ended June 30,   December 31,    ended June 30,    December 31,
  2004(1)           2003            2004(1)           2003
-----------      -----------      -----------      -----------
$     2,467      $     3,786      $    11,332      $    13,423
      5,194           (1,237)           7,329          (19,257)
     (3,952)          66,193           20,058          291,026
-----------      -----------      -----------      -----------
      3,709           68,742           38,719          285,192
-----------      -----------      -----------      -----------

     (1,080)            (709)            (977)              --
     (5,498)          (2,605)         (12,827)              --
         --               --               --               --
-----------      -----------      -----------      -----------
     (6,578)          (3,314)         (13,804)              --
-----------      -----------      -----------      -----------

      5,901            6,491           16,565           36,427
      1,080              709              977               --
     (3,946)          (6,970)          (6,019)          (5,660)
-----------      -----------      -----------      -----------
      3,035              230           11,523           30,767
-----------      -----------      -----------      -----------

     53,179           69,838          446,569          805,425
      5,498            2,605           12,827               --
     (9,538)         (25,948)        (111,553)          (4,287)
-----------      -----------      -----------      -----------
     49,139           46,495          347,843          801,138
-----------      -----------      -----------      -----------

         --               --               --               --
         --               --               --               --
         --               --               --               --
         --               --               --               --
-----------      -----------      -----------      -----------
         --               --               --               --
-----------      -----------      -----------      -----------
     52,174           46,725          359,366          831,905
-----------      -----------      -----------      -----------
     49,305          112,153          384,281        1,117,097

    271,246          159,093        1,596,975          479,878
-----------      -----------      -----------      -----------
$   320,551      $   271,246      $ 1,981,256      $ 1,596,975
===========      ===========      ===========      ===========
$    (1,143)     $     2,968      $    10,950      $    13,422
===========      ===========      ===========      ===========

        472              623            1,724            4,515
         92               74              102               --
       (325)            (724)            (632)            (739)
-----------      -----------      -----------      -----------
        239              (27)           1,194            3,776
===========      ===========      ===========      ===========

      4,306            7,066           46,751          100,260
        472              271            1,352               --
       (783)          (2,810)         (11,812)            (571)
-----------      -----------      -----------      -----------
      3,995            4,527           36,291           99,689
===========      ===========      ===========      ===========

         --               --               --               --
         --               --               --               --
         --               --               --               --
         --               --               --               --
-----------      -----------      -----------      -----------
         --               --               --               --
===========      ===========      ===========      ===========

                                                 American Funds Insurance Series

Statement of changes in net assets

                                                                                        Growth-Income Fund
                                                                                  -----------------------------
                                                                                    Six months      Year ended
                                                                                  ended June 30,   December 31,
                                                                                     2004(1,2)         2003
                                                                                  --------------   ------------
OPERATIONS:
Net investment income (loss) ...................................................   $     72,755    $    117,769
Net realized gain (loss) on investments and non-U.S. currency transactions .....        210,254        (201,039)
Net unrealized appreciation (depreciation) on investments and non-U.S
  currency translations ........................................................        249,711       2,763,220
                                                                                   ------------    ------------
  Net increase in net assets resulting from operations .........................        532,720       2,679,950
                                                                                   ------------    ------------
DIVIDENDS PAID TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Class 1 ......................................................................         (7,737)        (52,064)
  Class 2 ......................................................................        (15,593)        (65,963)
  Class 3 ......................................................................         (1,019)             --
                                                                                   ------------    ------------
    Total dividends paid to shareholders from net investment income ............        (24,349)       (118,027)
                                                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Class 1:
    Proceeds from shares sold ..................................................            992          11,989
    Proceeds from reinvestment of dividends ....................................          7,737          52,064
    Cost of shares repurchased .................................................       (300,330)       (476,758)
                                                                                   ------------    ------------
     Net increase (decrease) from Class 1 transactions .........................       (291,601)       (412,705)
                                                                                   ------------    ------------
  Class 2:
    Proceeds from shares sold ..................................................      2,220,197       2,707,263
    Proceeds from reinvestment of dividends ....................................         15,593          65,963
    Cost of shares repurchased .................................................        (18,889)        (70,106)
                                                                                   ------------    ------------
     Net increase (decrease) from Class 2 transactions .........................      2,216,901       2,703,120
                                                                                   ------------    ------------
  Class 3:
    Proceeds from shares issued in connection with substitution of Anchor
      Pathway Fund .............................................................        601,476              --
    Proceeds from shares sold ..................................................            106              --
    Proceeds from reinvestment of dividends ....................................          1,019              --
    Cost of shares repurchased .................................................        (44,162)             --
                                                                                   ------------    ------------
     Net increase from Class 3 transactions ....................................        558,439              --
                                                                                   ------------    ------------
  Net increase (decrease) in net assets resulting from capital share
    transactions ...............................................................      2,483,739       2,290,415
                                                                                   ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........................................      2,992,110       4,852,338
NET ASSETS:
Beginning of period ............................................................     12,225,786       7,373,448
                                                                                   ------------    ------------
End of period ..................................................................   $ 15,217,896    $ 12,225,786
                                                                                   ============    ============
Undistributed (accumulated) net investment income (loss) .......................   $     71,568    $     23,162
                                                                                   ============    ============
SHARES OF BENEFICIAL INTEREST:
  Class 1:
    Shares sold ................................................................             28             416
    Shares issued on reinvestment of dividends .................................            224           1,632
    Shares repurchased .........................................................         (8,730)        (17,052)
                                                                                   ------------    ------------
     Net increase (decrease) in shares outstanding .............................         (8,478)        (15,004)
                                                                                   ============    ============
  Class 2:
    Shares sold ................................................................         64,713          91,949
    Shares issued on reinvestment of dividends .................................            453           2,040
    Shares repurchased .........................................................           (550)         (2,646)
                                                                                   ------------    ------------
     Net increase (decrease) in shares outstanding .............................         64,616          91,343
                                                                                   ============    ============
  Class 3:
    Shares issued in connection with substitution of Anchor Pathway Fund .......         17,364              --
    Shares sold ................................................................              3              --
    Shares issued on reinvestment of dividends .................................             29              --
    Shares repurchased .........................................................         (1,283)             --
                                                                                   ------------    ------------
     Net increase in shares outstanding ........................................         16,113              --
                                                                                   ============    ============


                                                                                     Assets Allocation Fund
                                                                                  -----------------------------
                                                                                    Six months      Year ended
                                                                                  ended June 30,   December 31,
                                                                                     2004(1,2)         2003
                                                                                  --------------   ------------
OPERATIONS:
Net investment income (loss) ...................................................   $     43,101    $     69,347
Net realized gain (loss) on investments and non-U.S. currency transactions .....         (2,004)         (6,328)
Net unrealized appreciation (depreciation) on investments and non-U.S
  currency translations ........................................................         27,540         438,602
                                                                                   ------------    ------------
  Net increase in net assets resulting from operations .........................         68,637         501,621
                                                                                   ------------    ------------
DIVIDENDS PAID TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Class 1 ......................................................................         (3,426)        (21,401)
  Class 2 ......................................................................        (10,541)        (45,402)
  Class 3 ......................................................................           (312)             --
                                                                                   ------------    ------------
    Total dividends paid to shareholders from net investment income ............        (14,279)        (66,803)
                                                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Class 1:
    Proceeds from shares sold ..................................................          5,621          16,548
    Proceeds from reinvestment of dividends ....................................          3,426          21,401
    Cost of shares repurchased .................................................        (44,180)        (69,895)
                                                                                   ------------    ------------
     Net increase (decrease) from Class 1 transactions .........................        (35,133)        (31,946)
                                                                                   ------------    ------------
  Class 2:
    Proceeds from shares sold ..................................................        625,154         946,786
    Proceeds from reinvestment of dividends ....................................         10,541          45,402
    Cost of shares repurchased .................................................        (10,665)        (23,135)
                                                                                   ------------    ------------
     Net increase (decrease) from Class 2 transactions .........................        625,030         969,053
                                                                                   ------------    ------------
  Class 3:
    Proceeds from shares issued in connection with substitution of Anchor
    Pathway Fund ...............................................................         84,937              --
    Proceeds from shares sold ..................................................          2,102              --
    Proceeds from reinvestment of dividends ....................................            312              --
    Cost of shares repurchased .................................................         (5,935)             --
                                                                                   ------------    ------------
     Net increase from Class 3 transactions ....................................         81,416              --
                                                                                   ------------    ------------
  Net increase (decrease) in net assets resulting from capital share
    transactions ...............................................................        671,313         937,107
                                                                                   ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........................................        725,671       1,371,925
NET ASSETS:
Beginning of period ............................................................      3,225,086       1,853,161
                                                                                   ------------    ------------
End of period ..................................................................   $  3,950,757    $  3,225,086
                                                                                   ============    ============
Undistributed (accumulated) net investment income (loss) .......................   $     42,264    $     13,442
                                                                                   ============    ============
SHARES OF BENEFICIAL INTEREST:
  Class 1:
    Shares sold ................................................................            380           1,242
    Shares issued on reinvestment of dividends .................................            233           1,510
    Shares repurchased .........................................................         (3,003)         (5,371)
                                                                                   ------------    ------------
     Net increase (decrease) in shares outstanding .............................         (2,390)         (2,619)
                                                                                   ============    ============
  Class 2:
    Shares sold ................................................................         42,632          71,343
    Shares issued on reinvestment of dividends .................................            720           3,200
    Shares repurchased .........................................................           (723)         (1,835)
                                                                                   ------------    ------------
     Net increase (decrease) in shares outstanding .............................         42,629          72,708
                                                                                   ============    ============
  Class 3:
    Shares issued in connection with substitution of Anchor Pathway Fund .......          5,720              --
    Shares sold ................................................................            142              --
    Shares issued on reinvestment of dividends .................................             21              --
    Shares repurchased .........................................................           (404)             --
                                                                                   ------------    ------------
     Net increase in shares outstanding ........................................          5,479              --
                                                                                   ============    ============

(1) Unaudited.

(2) Class 3 shares were issued January 16, 2004.

See Notes to Financial Statements

                                                 American Funds Insurance Series

                                               (dollars and shares in thousands)

                                                                         U.S. Government/
         Bond Fund                   High-Income Bond Fund           AAA-Rated Securities Fund           Cash Management Fund
--------------   ------------    --------------    ------------    --------------    ------------    --------------    ------------
  Six months      Year ended       Six months       Year ended       Six months       Year ended       Six months       Year ended
ended June 30,   December 31,    ended June 30,    December 31,    ended June 30,    December 31,    ended June 30,    December 31,
    2004(1)          2003          2004(1,2)           2003          2004(1,2)           2003          2004(1,2)           2003
--------------   ------------    --------------    ------------    --------------    ------------    --------------    ------------
$    38,079      $    60,447      $    25,691      $    48,094      $    11,013      $    27,633      $       544      $     1,526
      9,819             (786)           7,382          (24,098)           1,440            4,691               (1)               2
    (44,525)          84,086          (25,694)         136,912          (10,764)         (14,043)              (1)              --
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------
      3,373          143,747            7,379          160,908            1,689           18,281              542            1,528
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

     (7,553)          (8,856)         (23,274)         (30,181)         (14,819)         (17,176)            (768)          (2,307)
    (53,373)         (36,565)         (21,421)         (18,769)         (11,905)         (10,668)            (570)          (1,435)
         --               --           (2,917)              --           (2,274)              --             (190)              --
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------
    (60,926)         (45,421)         (47,612)         (48,950)         (28,998)         (27,844)          (1,528)          (3,742)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

      5,412           19,014            5,889           47,737            1,619           23,036           33,284           43,713
      7,553            8,856           23,274           30,181           14,819           17,176              768            2,307
    (19,881)         (51,797)         (56,444)         (71,421)         (67,503)        (178,442)         (39,448)        (145,373)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------
     (6,916)         (23,927)         (27,281)           6,497          (51,065)        (138,230)          (5,396)         (99,353)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

    212,850          495,365           50,623          104,759           17,447           68,855           62,158          182,427
     53,373           36,565           21,421           18,769           11,905           10,668              570            1,435
    (12,045)         (27,981)         (25,018)         (30,197)         (28,706)         (90,400)         (50,829)        (216,376)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------
    254,178          503,949           47,026           93,331              646          (10,877)          11,899          (32,514)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

         --               --           54,221               --           54,895               --           22,897               --
         --               --              738               --              728               --           11,839               --
         --               --            2,917               --            2,274               --              190               --
         --               --           (8,969)              --           (8,357)              --          (10,473)              --
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------
         --               --           48,907               --           49,540               --           24,453               --
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------
    247,262          480,022           68,652           99,828             (879)        (149,107)          30,956         (131,867)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------
    189,709          578,348           28,419          211,786          (28,188)        (158,670)          29,970         (134,081)

  1,493,238          914,890          730,109          518,323          646,053          804,723          202,082          336,163
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------
$ 1,682,947      $ 1,493,238      $   758,528      $   730,109      $   617,865      $   646,053      $   232,052      $   202,082
===========      ===========      ===========      ===========      ===========      ===========      ===========      ===========
$    37,065      $    59,912      $    24,175      $    46,096      $    10,876      $    28,861      $       484      $     1,468
===========      ===========      ===========      ===========      ===========      ===========      ===========      ===========

        473            1,765              468            4,084              132            1,853            3,003            3,936
        692              807            1,972            2,647            1,273            1,397               70              209
     (1,748)          (4,742)          (4,478)          (6,121)          (5,488)         (14,567)          (3,561)         (13,070)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------
       (583)          (2,170)          (2,038)             610           (4,083)         (11,317)            (488)          (8,925)
===========      ===========      ===========      ===========      ===========      ===========      ===========      ===========

     18,770           45,595            4,047            8,976            1,425            5,594            5,632           16,424
      4,924            3,348            1,824            1,654            1,028              871               52              130
     (1,069)          (2,588)          (1,993)          (2,629)          (2,349)          (7,425)          (4,606)         (19,485)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------
     22,625           46,355            3,878            8,001              104             (960)           1,078           (2,931)
===========      ===========      ===========      ===========      ===========      ===========      ===========      ===========

         --               --            4,239               --            4,449               --            2,068               --
         --               --               60               --               58               --            1,069               --
         --               --              247               --              195               --               17               --
         --               --             (714)              --             (681)              --             (945)              --
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------
         --               --            3,832               --            4,021               --            2,209               --
===========      ===========      ===========      ===========      ===========      ===========      ===========      ===========

                                                 American Funds Insurance Series

Notes to financial statements
unaudited

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization -- American Funds Insurance Series (the "series") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 13 different funds. The assets of each fund are segregated, with each fund accounted for separately. The funds' investment objectives are as follows:

Global Discovery Fund -- Long-term growth of capital by investing primarily in stocks of companies in the services and information area of the global economy.

Global Growth Fund -- Long-term growth of capital by investing primarily in common stocks of companies located around the world.

Global Small Capitalization Fund -- Long-term growth of capital by investing primarily in stocks of smaller companies located around the world.

Growth Fund -- Long-term growth of capital by investing primarily in common stocks of companies that offer opportunities for growth of capital.

International Fund -- Long-term growth of capital by investing primarily in common stocks of companies located outside the United States.

New World Fund -- Long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

Blue Chip Income and Growth Fund -- To produce income exceeding the average yield on U.S. stocks and to provide an opportunity for growth of principal.

Growth-Income Fund -- Growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

Asset Allocation Fund -- High total return (including income and capital gains) consistent with long-term preservation of capital.

Bond Fund -- As high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities.

High-Income Bond Fund -- High current income and, secondarily, capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities.

U.S. Government/AAA-Rated Securities Fund -- A high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. government and other debt securities rated AAA or Aaa.

Cash Management Fund -- High current yield while preserving capital by investing in a diversified selection of high-quality money market instruments.

Each fund offers two or three share classes (1, 2, and 3). Holders of each share class have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

On January 16, 2004, pursuant to exemptive relief granted by the Securities and Exchange Commission, the series acquired all net assets of Anchor Pathway Fund. The series is the surviving entity for purposes of maintaining the financial statements and historical results in the post-reorganization.

In connection with the substitution, the series issued a new share class, Class 3, for each fund listed on the next page. The Class 3 shares will have different class-specific fees and expenses than the existing shares, primarily due to arrangements for certain distribution expenses. The substitution did not affect the existing two share classes (1 and 2) of the series.

                                                 American Funds Insurance Series

                                        (shares and dollar amounts in thousands)

                                                                                                 Total net assets   Total net assets
     American Funds                  Anchor Pathway           Class 3 shares      Total net        of acquiring       of acquiring
    Insurance Series                     Fund                    issued by        assets of         fund before        fund after
   ("acquiring fund")              ("acquired fund")          acquiring fund    acquired fund       substitution      substitution
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                    Growth Series                         12,057      $   575,620        $11,643,913        $12,219,533
----------------------------------------------------------------------------------------------------------------------------------
International Fund             International Series                   8,456          116,357          2,935,099          3,051,456
----------------------------------------------------------------------------------------------------------------------------------
Growth-Income Fund             Growth-Income Series                  17,364          601,476         12,781,355         13,382,831
----------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund          Asset Allocation Series                5,720           84,937          3,334,368          3,419,305
----------------------------------------------------------------------------------------------------------------------------------
High-Income Bond Fund          High-Yield Bond Series                 4,239           54,221            744,996            799,217
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government/               U.S.Government/
AAA-Rated Securities Fund      AAA-Rated Securities Series            4,449           54,895            631,994            686,889
----------------------------------------------------------------------------------------------------------------------------------
Cash Management Fund           Cash Management Series                 2,068           22,897            197,620            220,517
----------------------------------------------------------------------------------------------------------------------------------

Significant accounting policies -- The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the series:

            Security valuation -- Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the funds to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of a security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

            Security transactions and related investment income -- Security transactions are recorded by the series as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the series will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

            Class allocations -- Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

            Dividends and distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

            Non-U.S. currency translation -- Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and

                                                 American Funds Insurance Series
            income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

            Forward currency contracts -- The series may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The series enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counter-parties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the series could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the series values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The series records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

            Mortgage dollar rolls -- The series may enter into mortgage dollar roll transactions in which a fund in the series sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any realized gain or loss is deferred until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.    NON-U.S. INVESTMENTS

Investment risk -- The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation -- Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

3.    FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The series complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The series is not subject to income taxes to the extent such distributions are made.

Distributions -- Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; expenses deferred for tax purposes; cost of investments sold; paydowns on investments; net capital losses; and net operating losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds.

The funds indicated in the following table had capital loss carryforwards available at December 31, 2003. These amounts may be used to offset capital gains realized in the current year or in subsequent years, expiring December 31, 2004, through December 31, 2011. The funds will not make distributions from capital gains while a capital loss carryforward remains.

                                                 American Funds Insurance Series

Additional tax basis disclosures as of June 30, 2004, are as follows:

                                                          (dollars in thousands)

                                                                                                                Blue Chip
                             Global         Global     Global Small                                  New         Income
                            Discovery       Growth    Capitalization    Growth    International     World       and Growth
                              Fund           Fund          Fund          Fund          Fund          Fund          Fund
                            ----------    ----------  --------------  ----------  -------------   ----------    ----------
Undistributed
 (accumulated)
  net investment income
 (loss) and currency
 gains (losses)             $      104    $    8,694    $   (1,383)   $   13,802    $   29,791    $    2,698    $   10,955

Accumulated short-term
 capital losses                   (457)     (203,713)     (137,197)     (860,297)     (368,576)      (26,895)      (18,574)

Undistributed
 (accumulated)
 long-term capital
 gains (losses)                    249        16,607        43,960       218,455        43,082         4,169         1,736

Loss deferrals related
 to non-U.S. currency
 that were realized
 during the period
 November 1, 2003,
 through December 31,
  2003                              (9)         (126)          (18)          (65)         (340)          (12)           --

Short-term and long-term
 capital loss deferrals           (887)     (216,752)     (156,553)     (992,319)     (409,482)      (27,633)      (24,168)

Gross unrealized
 appreciation on
 investment securities           6,437       254,362       234,877     2,624,638       670,397        60,503       256,402

Gross unrealized
 depreciation on
 investment securities          (1,244)      (43,441)      (71,819)     (403,579)     (132,564)      (12,717)      (27,619)

Cost of portfolio
 securities and cash
 denominated in non-U.S
 currencies, excluding
 forward currency
 contracts                      50,363     1,361,205       936,810    11,682,703     2,819,637       271,887     1,768,900
                            ----------    ----------    ----------    ----------    ----------    ----------    ----------
Capital loss
 carryforward
 expires in:
     2004                   $       --    $       --    $       --    $       --    $       --    $       --    $       --
     2006                           --            --            --            --            --            --            --
     2007                           --            --            --            --            --            --            --
     2008                           --            --            --            --            --            --            --
     2009                          100       101,126        94,473       147,918       147,937        16,564         1,001
     2010                          737        56,984        52,175       844,401       121,367         4,880         3,625
     2011                           50        56,140         9,869            --       140,178         6,189        15,769
                            ----------    ----------    ----------    ----------    ----------    ----------    ----------
                            $      887    $  214,250    $  156,517    $  992,319    $  409,482    $   27,633    $   20,395
                            ==========    ==========    ==========    ==========    ==========    ==========    ==========


                                                                                               U.S.
                                                                                            Government/
                             Growth-          Asset                         High-Income      AAA-Rated         Cash
                             Income         Allocation        Bond             Bond         Securities      Management
                              Fund            Fund            Fund             Fund            Fund            Fund
                           ------------    ------------    ------------    ------------    ------------    ------------
Undistributed
 (accumulated)
  net investment income
 (loss) and currency
 gains (losses)            $     71,952    $     42,881    $     37,716    $     25,384    $     11,582    $        505

Accumulated short-term
 capital losses                (276,375)        (55,640)        (22,155)       (152,617)        (11,834)             (1)

Undistributed
 (accumulated)
 long-term capital
 gains (losses)                 182,183         (10,556)          9,104           2,604           1,798              --

Loss deferrals related
 to non-U.S. currency
 that were realized
 during the period
 November 1, 2003,
 through December 31,
 2003                               (43)           (188)             --              --*             --              --

Short-term and long-term
 capital loss deferrals        (304,530)        (63,663)        (22,700)       (157,314)        (10,810)             --*

Gross unrealized
 appreciation on
 investment securities        2,662,764         467,676          53,759          44,729          10,600               1

Gross unrealized
 depreciation on
 investment securities         (520,207)       (108,358)        (22,177)        (23,897)         (3,228)             (2)

Cost of portfolio
 securities and cash
 denominated in non-U.S
 currencies, excluding
 forward currency
 contracts                   13,134,370       3,562,065       1,636,678         724,878         644,706         233,673
                           ------------    ------------    ------------    ------------    ------------    ------------
Capital loss
 carryforward
 expires in:
    2004                   $         --    $         --    $         --    $         --    $      2,439              --
    2006                             --              --           1,346          11,417           3,594              --
    2007                             --              --             154             973             737              --
    2008                             --              --           2,909              --           4,040              --
    2009                         18,842          14,729             534          54,476              --              --
    2010                             --          28,538          11,748          50,900              --              --*
    2011                        285,688          11,172           5,664          35,517              --              --
                           ------------    ------------    ------------    ------------    ------------    ------------
                           $    304,530    $     54,439    $     22,355    $    153,283    $     10,810              --*
                           ============    ============    ============    ============    ============    ============

*Amount less than one thousand.

                                                 American Funds Insurance Series

4.    FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company (CRMC), the series' investment adviser, is the parent company of American Funds Distributors, Inc. (AFD), the principal underwriter of the series' shares, and American Funds Service Company (AFS), the series' transfer agent.

Investment advisory services -- The aggregate fee of $79,379,000 for management services was incurred by the series pursuant to an agreement with CRMC. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on annual rates that generally decrease as average net asset levels increase.

The Board of Trustees approved an amended Investment Advisory and Service Agreement effective April 1, 2004, that provided for reduced annual rates. The amended range of rates and asset levels and the current annualized rates of average net assets for the series are as follows:

                                                      Rates                Net asset level (in billions)    Annualized rates for
                                        -------------------------------    -----------------------------    the six months ended
Fund                                    Beginning with      Ending with      Up to          In excess of       June 30, 2004
------------------------------------    --------------      -----------    --------         ------------    --------------------
Global Discovery                              .580%             .440%      $     .5          $    1.0              .58%
Global Growth                                 .690              .480             .6               3.0              .62
Global Small Capitalization                   .800              .670             .6               2.0              .77
Growth                                        .500              .285             .6              27.0              .35
International                                 .690              .430             .5              21.0              .54
New World                                     .850              .710             .5               1.0              .85
Blue Chip Income and Growth                   .500              .370             .6               4.0              .46
Growth-Income                                 .500              .230             .6              17.0              .30
Asset Allocation                              .500              .260             .6               5.0              .37
Bond                                          .480              .360             .6               3.0              .44
High-Income Bond                              .500              .420             .6               2.0              .49
U.S. Government/AAA-Rated Securities          .460              .340             .6               2.0              .46
Cash Management                               .320                              all                                .39

Distribution services -- The series has adopted plans of distribution for Classes 2 and 3. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on average daily net assets of 0.25% for Class 2 and 0.18% for Class 3 to pay service fees to firms that have entered into agreements with the series for providing certain shareholder services. During the six months ended June 30, 2004, distribution expenses under the plans for the series aggregated $34,784,000 for Class 2 and $1,165,000 for Class 3. Class 1 shares have not adopted a plan of distribution to cover any distribution expenses.

Class 3 distribution fees were reduced for Growth Fund, as necessary, to maintain the expense level in the class, stipulated by the terms of the exemptive order granted by the Securities and Exchange Commission relating to the substitution of Class 3 shares of Growth Fund for shares of Anchor Pathway Fund Growth Series. As a result, for the six months ended June 30, 2004, the fee shown on the accompanying financial statements was reduced by $13,000 to $431,000.

Transfer agent services -- The aggregate fee of $23,000 was incurred during the six months ended June 30, 2004, pursuant to an agreement with AFS. Under this agreement, the series compensates AFS for transfer agent services, including shareholder recordkeeping, communications and transaction processing.

Deferred Trustees' compensation -- Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the series, are treated as if invested in shares of the series or other American Funds. These amounts represent general, unsecured liabilities of the series and vary according to the total returns of the selected funds. Trustees' compensation in the accompanying financial statements includes $160,000 in current fees (either paid in cash or deferred) and a net increase of $66,000 in the value of the deferred amounts.

Affiliated officers and Trustees -- Officers and certain Trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or Trustees received any compensation directly from the series.

                                                 American Funds Insurance Series

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

Pursuant to the custodian agreement, each fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain balances with the custodian bank. For the six months ended June 30, 2004, custodian fees for the series aggregated $1,883,000, which includes $20,000 that was offset by this reduction, rather than paid in cash.

As of June 30, 2004, the following funds had outstanding forward currency contracts to sell non-U.S. currencies as follows:

                                                                                  (dollars in thousands)
                                                           ---------------------------------------------
                                                               Contract amount      U.S. valuation
                                                           ---------------------------------------------
                                                                                            Unrealized
                                                                                           appreciation
Non-U.S. currency sale contracts        Fund               Non-U.S.     U.S.    Amount    (depreciation)
--------------------------------------------------------------------------------------------------------
Euro, expiring 10/4/2004                High-Income Bond   E   450    $   548   $  547         $   1
Euro, expiring 8/3-10/4/2004            Asset Allocation     2,351      2,842    2,859           (17)

The following table presents additional information for the six months ended June 30, 2004:

                                                                                                           (dollars in thousands)
                                                                                                                      Blue Chip
                               Global     Global        Global small                                    New             Income
                             Discovery    Growth       Capitalization     Growth     International     World          and Growth
                                Fund       Fund             Fund           Fund          Fund           Fund             Fund
                             ----------   ------       --------------   ----------   -------------    -------         -----------
Purchases of investment
 securities(1)                $13,157    $250,613         $426,639      $3,330,826    $    748,319    $ 83,828         $ 431,671
Sales of investment
 securities(1)                  4,091     142,714          254,698       1,884,930         613,384      30,354           103,954
Non-U.S taxes withheld on
 dividend income                   20       1,780              379           1,689           5,665         305               367
Non-U.S taxes withheld on
 interest income                   --          --(2)            --              --              --          --(2)             --
Non-U.S taxes paid on
 realized gains                    --          --              264              --              --         211                --
Non-U.S taxes provided on
 unrealized gains as of
 June 30, 2004                     --          --            1,079              --              82         522                --
Restricted securities as of
 June 30, 2004:(3)
  Market value                  7,384     122,605           46,308         603,767         233,764      16,807           142,545
  Percent of net assets            13%          8%               4%              4%              7%          5%                7%

                                                                                        U.S.
                                                                                      Government/
                                Growth-         Asset                  High-Income    AAA-Rated        Cash
                                Income       Allocation     Bond          Bond       Securities      Management
                                 Fund           Fund        Fund          Fund           Fund          Fund
                              ---------      ----------   --------     -----------   -----------     -----------
Purchases of investment
 securities(1)                $2,524,399      $742,925    $401,220       $185,301    $   202,021     $1,077,445
Sales of investment
 securities(1)                 1,142,904       272,156     232,208        162,679        252,528      1,070,792
Non-U.S taxes withheld on
 dividend income                   1,828           760          --             --             --             --
Non-U.S taxes withheld on
 interest income                      --            --           3             --             --             --
Non-U.S taxes paid on
 realized gains                       --            --          --             --             --             --
Non-U.S taxes provided on
 unrealized gains as of
 June 30, 2004                        --            --          --             --             --             --
Restricted securities as of
 June 30, 2004:(3)
   Market value                  876,330       344,308     376,805        215,490         69,854        126,241
   Percent of net assets               6%            9%         22%            28%            11%            54%

(1) Excludes short-term securities, except for Cash Management Fund.

(2) Amount less than one thousand.

(3) The funds have invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities include restricted short-term notes, which in practice are as liquid as unrestricted securities in the portfolios. These securities are identified in the investment portfolios.

                                                 American Funds Insurance Series

Financial Highlights(1)

                                        Income (loss) from
                                        investment operations(2)                    Dividends and distributions
                                    --------------------------------------   -----------------------------------------
                                                  Net gains
                                                 (losses) on
                         Net asset      Net      securities       Total       Dividends   Distributions                Net asset
                           value,     investment    (both          from       (from net      (from          Total        value,
                         beginning      income    realized &    investment    investment     capital    dividends and    end of
Period ended             of period     (loss)     unrealized)   operations     income)        gains)    distributions    period
------------------------------------------------------------------------------------------------------------------------------------
Global Discovery Fund(3)

Class 1
6/30/04(4)              $ 9.94       $ .03       $     .33       $  .36       $(.01)          --         $   (.01)     $   10.29
12/31/03                  7.26         .05            2.67         2.72        (.04)          --             (.04)          9.94
12/31/02                  9.30         .06           (2.05)       (1.99)       (.05)          --             (.05)          7.26
12/31/01                 10.00         .04            (.70)        (.66)       (.04)          --             (.04)          9.30
Class 2
6/30/04(4)                9.92         .02             .32          .34        (.01)          --             (.01)         10.25
12/31/03                  7.25         .02            2.67         2.69        (.02)          --             (.02)          9.92
12/31/02                  9.30         .04           (2.05)       (2.01)       (.04)          --             (.04)          7.25
12/31/01                 10.00         .02            (.69)        (.67)       (.03)          --             (.03)          9.30

Global Growth Fund

Class 1
6/30/04(4)              $15.30       $ .11       $     .35       $  .46       $(.09)      $   --         $   (.09)     $   15.67
12/31/03                 11.35         .12            3.91         4.03        (.08)          --             (.08)         15.30
12/31/02                 13.42         .09           (2.02)       (1.93)       (.14)          --             (.14)         11.35
12/31/01                 17.25         .18           (2.50)       (2.32)       (.15)       (1.36)           (1.51)         13.42
12/31/00                 21.42         .20           (4.15)       (3.95)       (.02)        (.20)            (.22)         17.25
12/31/99                 18.99         .01            3.43         3.44        (.11)        (.90)           (1.01)         21.42
11/30/99                 13.02         .14            6.39         6.53        (.12)        (.44)            (.56)         18.99
Class 2
6/30/04(4)               15.25         .09             .35          .44        (.07)          --             (.07)         15.62
12/31/03                 11.32         .09            3.89         3.98        (.05)          --             (.05)         15.25
12/31/02                 13.38         .06           (2.01)       (1.95)       (.11)          --             (.11)         11.32
12/31/01                 17.21         .13           (2.49)       (2.36)       (.11)       (1.36)           (1.47)         13.38
12/31/00                 21.41         .15           (4.13)       (3.98)       (.02)        (.20)            (.22)         17.21
12/31/99                 18.98         .01            3.42         3.43        (.10)        (.90)           (1.00)         21.41
11/30/99                 13.02         .11            6.37         6.48        (.08)        (.44)            (.52)         18.98

Global Small Capitalization Fund

Class 1
6/30/04(4)              $14.15       $  --(6)    $     .88       $  .88       $  --       $   --         $     --      $   15.03
12/31/03                  9.27          --(6)         4.97         4.97        (.09)          --             (.09)         14.15
12/31/02                 11.52          --(6)        (2.15)       (2.15)       (.10)          --             (.10)          9.27
12/31/01                 14.28         .03           (1.81)       (1.78)       (.13)        (.85)            (.98)         11.52
12/31/00                 17.37         .09           (2.81)       (2.72)       (.05)        (.32)            (.37)         14.28
12/31/99                 17.16          --(6)         1.92         1.92        (.01)       (1.70)           (1.71)         17.37
11/30/99                  9.11         .06            8.20         8.26        (.08)        (.13)            (.21)         17.16
Class 2
6/30/04(4)               14.08        (.02)            .88          .86          --           --               --          14.94
12/31/03                  9.23        (.03)           4.95         4.92        (.07)          --             (.07)         14.08
12/31/02                 11.48        (.02)          (2.15)       (2.17)       (.08)          --             (.08)          9.23
12/31/01                 14.24          --(6)        (1.80)       (1.80)       (.11)        (.85)            (.96)         11.48
12/31/00                 17.36         .04           (2.80)       (2.76)       (.04)        (.32)            (.36)         14.24
12/31/99                 17.14          --(6)         1.92         1.92          --        (1.70)           (1.70)         17.36
11/30/99                  9.10         .04            8.19         8.23        (.06)        (.13)            (.19)         17.14

                                                                        Ratio of
                                                        Ratio of           net
                                          Net assets,   expenses         income
                                            end of          to          (loss) to    Portfolio
                                            period       average         average     turnover
Period ended               Total return  (in millions)  net assets     net assets      rate
------------------------------------------------------------------------------------------------
Global Discovery Fund(3)

Class 1
6/30/04(4)                     3.60%        $   19        .62%(5)        .59%(5)        11%
12/31/03                      37.41             17        .61            .55            30
12/31/02                     (21.41)            10        .61            .69            25
12/31/01                      (6.65)            12        .31            .42             4
Class 2
6/30/04(4)                     3.41             37        .87(5)         .36(5)         11
12/31/03                      37.11             24        .86            .28            30
12/31/02                     (21.67)             9        .86            .48            25
12/31/01                      (6.71)             4        .42            .21             4

Global Growth Fund

Class 1
6/30/04(4)                     3.02%        $  190        .67%(5)       1.39%(5)        12%
12/31/03                      35.63            188        .70            .94            27
12/31/02                     (14.46)           152        .71            .73            30
12/31/01                     (13.99)           215        .70           1.24            38
12/31/00                     (18.71)           317        .70            .97            41
12/31/99                      18.53            327        .06            .06             3
11/30/99                      51.90            272        .72           1.01            26
Class 2
 6/30/04(4)                    2.88          1,384        .91(5)        1.21(5)         12
12/31/03                      35.27          1,082        .95            .68            27
12/31/02                     (14.64)           592        .96            .48            30
12/31/01                     (14.22)           600        .95            .88            38
12/31/00                     (18.87)           562        .95            .73            41
12/31/99                      18.47            399        .08            .04             3
11/30/99                      51.45            316        .96            .77            26

Global Small Capitalization Fund

Class 1
6/30/04(4)                     6.22%        $  173        .82%(5)        .01%(5)        28%
12/31/03                      53.92            163        .83           (.03)           51
12/31/02                     (18.83)           108        .84            .04            66
12/31/01                     (12.63)           149        .83            .21            65
12/31/00                     (16.33)           213        .86            .52            62
12/31/99                      11.70            178        .07             -- (7)         7
11/30/99                      92.15            150        .82            .53            81
Class 2
6/30/04(4)                     6.11            925       1.07(5)        (.23)(5)        28
12/31/03                      53.53            665       1.08           (.28)           51
12/31/02                     (19.05)           290       1.09           (.20)           66
12/31/01                     (12.85)           274       1.08           (.05)           65
12/31/00                     (16.53)           234       1.11            .25            62
12/31/99                      11.69            111        .09           (.02)            7
11/30/99                      91.86             88       1.06            .25            81

                                                 American Funds Insurance Series

                                        Income (loss) from
                                        investment operations(2)                   Dividends and distributions
                                    --------------------------------------   -----------------------------------------
                                                  Net gains
                                                 (losses) on
                         Net asset      Net       securities      Total       Dividends   Distributions                 Net asset
                           value,     investment    (both          from       (from net       (from         Total         value,
                         beginning      income    realized &    investment    investment     capital    dividends and     end of
Period ended             of period     (loss)     unrealized)   operations     income)        gains)    distributions     period
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund

Class 1
6/30/04(4)              $  45.74     $ .09         $  2.05      $  2.14        $ (.03)   $    --         $   (.03)      $  47.85
12/31/03                   33.47       .16           12.26        12.42          (.15)        --             (.15)         45.74
12/31/02                   44.30       .12          (10.87)      (10.75)         (.08)        --             (.08)         33.47
12/31/01                   73.51       .18          (11.99)      (11.81)         (.41)    (16.99)          (17.40)         44.30
12/31/00                   70.62       .41            2.97         3.38            --       (.49)            (.49)         73.51
12/31/99                   72.12       .01            9.64         9.65          (.05)    (11.10)          (11.15)         70.62
11/30/99                   54.91       .11           25.35        25.46          (.14)     (8.11)           (8.25)         72.12
Class 2
6/30/04(4)                 45.50       .04            2.04         2.08          (.02)        --             (.02)         47.56
12/31/03                   33.29       .06           12.19        12.25          (.04)        --             (.04)         45.50
12/31/02                   44.09       .03          (10.82)      (10.79)         (.01)        --             (.01)         33.29
12/31/01                   73.28       .04          (11.94)      (11.90)         (.30)    (16.99)          (17.29)         44.09
12/31/00                   70.57       .25            2.95         3.20            --       (.49)            (.49)         73.28
12/31/99                   72.04        -- (6)        9.63         9.63            --     (11.10)          (11.10)         70.57
11/30/99                   54.88      (.02)          25.33        25.31          (.04)     (8.11)           (8.15)         72.04
Class 3
Period from 1/16/04
 to 6/30/04(4)             47.74       .06             .05          .11          (.03)        --             (.03)         47.82

International Fund

Class 1
6/30/04(4)              $  13.41     $ .13         $   .51      $   .64        $ (.03)   $    --         $   (.03)      $  14.02
12/31/03                   10.07       .15            3.38         3.53          (.19)        --             (.19)         13.41
12/31/02                   12.02       .15           (1.90)       (1.75)         (.20)        --             (.20)         10.07
12/31/01                   20.59       .22           (3.79)       (3.57)         (.20)     (4.80)           (5.00)         12.02
12/31/00                   26.74       .18           (5.90)       (5.72)         (.01)      (.42)            (.43)         20.59
12/31/99                   25.08       .01            4.34         4.35          (.10)     (2.59)           (2.69)         26.74
11/30/99                   16.57       .25            8.87         9.12          (.30)      (.31)            (.61)         25.08
Class 2
6/30/04(4)                 13.39       .13             .50          .63          (.03)        --             (.03)         13.99
12/31/03                   10.05       .12            3.37         3.49          (.15)        --             (.15)         13.39
12/31/02                   11.97       .12           (1.89)       (1.77)         (.15)        --             (.15)         10.05
12/31/01                   20.54       .15           (3.76)       (3.61)         (.16)     (4.80)           (4.96)         11.97
12/31/00                   26.73       .13           (5.89)       (5.76)         (.01)      (.42)            (.43)         20.54
12/31/99                   25.07       .01            4.33         4.34          (.09)     (2.59)           (2.68)         26.73
11/30/99                   16.56       .10            8.98         9.08          (.26)      (.31)            (.57)         25.07
Class 3
Period from 1/16/04
 to 6/30/04(4)             13.76       .13             .14          .27          (.03)        --             (.03)         14.00

New World Fund(9)

Class 1
6/30/04(4)              $  11.99     $ .11         $   .11      $   .22        $ (.27)   $    --         $   (.27)      $  11.94
12/31/03                    8.76       .21            3.21         3.42          (.19)        --             (.19)         11.99
12/31/02                    9.44       .20            (.70)        (.50)         (.18)        --             (.18)          8.76
12/31/01                    9.85       .24            (.63)        (.39)         (.02)        --             (.02)          9.44
12/31/00                   11.77       .24           (1.70)       (1.46)         (.20)      (.26)            (.46)          9.85
12/31/99                   10.56       .01            1.25         1.26          (.04)      (.01)            (.05)         11.77
11/30/99                   10.00       .07             .51          .58          (.02)        --             (.02)         10.56
Class 2
6/30/04(4)                 11.94       .10             .10          .20          (.25)        --             (.25)         11.89
12/31/03                    8.73       .19            3.19         3.38          (.17)        --             (.17)         11.94
12/31/02                    9.41       .18            (.70)        (.52)         (.16)        --             (.16)          8.73
12/31/01                    9.84       .21            (.62)        (.41)         (.02)        --             (.02)          9.41
12/31/00                   11.77       .20           (1.69)       (1.49)         (.18)      (.26)            (.44)          9.84
12/31/99                   10.55       .02            1.25         1.27          (.04)      (.01)            (.05)         11.77
11/30/99                   10.00       .06             .51          .57          (.02)        --             (.02)         10.55


                                                                         Ratio of
                                                         Ratio of          net
                                          Net assets,    expenses         income
                                            end of          to          (loss) to    Portfolio
                                            period       average         average     turnover
Period ended               Total return  (in millions)  net assets      net assets      rate
----------------------------------------------------------------------------------------------
Growth Fund

Class 1
6/30/04(4)                     4.71%      $3,764          .37%(5)        .40%(5)        16%
12/31/03                      37.15        3,877          .39            .41            34
12/31/02                     (24.27)       3,195          .40            .30            34
12/31/01                     (17.93)       5,207          .38            .34            31
12/31/00                       4.72        7,677          .38            .53            48
12/31/99                      14.45        8,224          .03            .01             3
11/30/99                      52.56        7,270          .39            .19            37
Class 2
6/30/04(4)                     4.57        9,539          .62(5)         .16(5)         16
12/31/03                      36.80        7,107          .64            .16            34
12/31/02                     (24.46)       3,009          .65            .07            34
12/31/01                     (18.15)       2,937          .63            .07            31
12/31/00                       4.47        2,356          .63            .33            48
12/31/99                      14.44        1,149          .05           (.01)            3
11/30/99                      52.22          937          .64           (.06)           37
Class 3
Period from 1/16/04
 to 6/30/04(4)                 4.62          527          .25(4)         .12            16

International Fund

Class 1
6/30/04(4)                     4.80%      $1,396          .61%(5)       1.97%(5)        21%
12/31/03                      35.12        1,431          .63           1.40            40
12/31/02                     (14.58)       1,236          .63           1.35            30
12/31/01                     (19.73)       1,772          .61           1.41            40
12/31/00                     (21.85)       2,750          .59            .72            42
12/31/99                      18.18        4,113          .05            .03             1
11/30/99                      56.48        3,526          .61           1.18            42
Class 2
6/30/04(4)                     4.62        1,875          .86(5)        1.84(5)         21
12/31/03                      34.85        1,385          .88           1.08            40
12/31/02                     (14.84)         636          .88           1.05            30
12/31/01                     (19.89)         628          .86           1.04            40
12/31/00                     (22.06)         581          .84            .50            42
12/31/99                      18.16          391          .07            .01             1
11/30/99                      56.16          311          .85            .84            42
Class 3
Period from 1/16/04
 to 6/30/04(4)                 4.64          110          .36            .91            21

New World Fund(9)

Class 1
6/30/04(4)                     1.84%      $   50          .93%(5)       1.81%(5)        11%
12/31/03                      39.56           47          .92           2.15            19
12/31/02                      (5.45)          35          .91           2.14            22
12/31/01                      (3.99)          37          .91           2.54            31
12/31/00                     (12.43)          45          .92           2.14            43
12/31/99                      11.88           45          .08            .18             3
11/30/99                       5.87           37          .43           1.02             1
Class 2
6/30/04(4)                     1.69          271         1.18(5)        1.58(5)         11
12/31/03                      39.18          224         1.17           1.90            19
12/31/02                      (5.66)         124         1.16           1.89            22
12/31/01                      (4.19)         116         1.16           2.25            31
12/31/00                     (12.70)         102         1.17           1.83            43
12/31/99                      11.87           38          .10            .16             3
11/30/99                       5.71           28          .57            .95             1

                                                 American Funds Insurance Series

                                              Income (loss) from
                                           investment operations(2)                 Dividends and distributions
                                    --------------------------------------   ----------------------------------------
                                                  Net gains
                                                 (losses) on
                         Net asset      Net      securities      Total       Dividends    Distributions     Total      Net asset
                           value,    investment     (both        from        (from net       (from        dividends      value,
                         beginning     income     realized &   investment    investment      capital         and         end of
Period ended             of period     (loss)     unrealized)  operations     income)         gains)    distributions    period
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Income and Growth Fund(3)

Class 1
6/30/04(4)              $ 9.41         $  .07      $   .17       $  .24        $(.08)           --         $ (.08)      $  9.57
12/31/03                  7.17            .13         2.11         2.24           --            --             --          9.41
12/31/02                  9.43            .16        (2.32)       (2.16)        (.10)           --           (.10)         7.17
12/31/01                 10.00            .09         (.61)        (.52)        (.05)           --           (.05)         9.43
Class 2
6/30/04(4)                9.36            .06          .17          .23         (.07)           --           (.07)         9.52
12/31/03                  7.16            .11         2.09         2.20           --            --             --          9.36
12/31/02                  9.41            .14        (2.30)       (2.16)        (.09)           --           (.09)         7.16
12/31/01                 10.00            .08         (.63)        (.55)        (.04)           --           (.04)         9.41

Growth-Income Fund

Class 1
6/30/04(4)              $33.61         $  .21      $  1.19       $ 1.40        $(.06)      $    --         $ (.06)      $ 34.95
12/31/03                 25.63            .42         7.96         8.38         (.40)           --           (.40)        33.61
12/31/02                 31.70            .41        (6.16)       (5.75)        (.32)           --           (.32)        25.63
12/31/01                 35.23            .51          .49         1.00         (.73)        (3.80)         (4.53)        31.70
12/31/00                 33.08            .72         1.98         2.70         (.06)         (.49)          (.55)        35.23
12/31/99                 38.70            .06          .88          .94         (.18)        (6.38)         (6.56)        33.08
11/30/99                 40.73            .69         3.94         4.63         (.66)        (6.00)         (6.66)        38.70
Class 2
6/30/04(4)               33.48            .16         1.19         1.35         (.05)           --           (.05)        34.78
12/31/03                 25.52            .34         7.92         8.26         (.30)           --           (.30)        33.48
12/31/02                 31.58            .35        (6.14)       (5.79)        (.27)           --           (.27)        25.52
12/31/01                 35.13            .41          .52          .93         (.68)        (3.80)         (4.48)        31.58
12/31/00                 33.07            .65         1.96         2.61         (.06)         (.49)          (.55)        35.13
12/31/99                 38.67            .07          .87          .94         (.16)        (6.38)         (6.54)        33.07
11/30/99                 40.70            .59         3.94         4.53         (.56)        (6.00)         (6.56)        38.67
Class 3
Period from 1/16/04
 to 6/30/04(4)           34.64            .17          .17          .34         (.06)           --           (.06)        34.92

Asset Allocation Fund

Class 1
6/30/04(4)              $14.58         $  .19      $   .11       $  .30        $(.06)      $    --         $ (.06)      $ 14.82
12/31/03                 12.23            .41         2.29         2.70         (.35)           --           (.35)        14.58
12/31/02                 14.30            .45        (2.19)       (1.74)        (.33)           --           (.33)        12.23
12/31/01                 15.71            .49         (.37)         .12         (.59)         (.94)         (1.53)        14.30
12/31/00                 15.07            .56          .13          .69         (.05)           --           (.05)        15.71
12/31/99                 16.03            .05          .15          .20         (.14)        (1.02)         (1.16)        15.07
11/30/99                 16.57            .58          .60         1.18         (.57)        (1.15)         (1.72)        16.03
Class 2
6/30/04(4)               14.51            .17          .11          .28         (.05)           --           (.05)        14.74
12/31/03                 12.18            .37         2.27         2.64         (.31)           --           (.31)        14.51
12/31/02                 14.25            .42        (2.18)       (1.76)        (.31)           --           (.31)        12.18
12/31/01                 15.67            .45         (.36)         .09         (.57)         (.94)         (1.51)        14.25
12/31/00                 15.06            .53          .13          .66         (.05)           --           (.05)        15.67
12/31/99                 16.02            .05          .14          .19         (.13)        (1.02)         (1.15)        15.06
11/30/99                 16.56            .53          .61         1.14         (.53)        (1.15)         (1.68)        16.02
Class 3
Period from 1/16/04
 to 6/30/04(4)           14.85            .17         (.15)         .02         (.06)           --           (.06)        14.81

                                                                             Ratio of
                                                            Ratio of           net
                                            Net assets,     expenses          income
                                              end of            to          (loss) to      Portfolio
                                              period         average         average       turnover
Period ended               Total return    (in millions)    net assets      net assets       rate
----------------------------------------------------------------------------------------------------
Blue Chip Income and Growth Fund(3)

Class 1
6/30/04(4)                     2.54%         $   120          .47%(5)         1.48%(5)         6%
12/31/03                      31.24              107          .50(10)         1.67            12
12/31/02                     (22.93)              54          .52             1.89             8
12/31/01                      (5.23)              49          .25              .93            12
Class 2
6/30/04(4)                     2.43            1,861          .72(5)          1.23(5)          6
12/31/03                      30.73            1,490          .74(10)         1.41            12
12/31/02                     (23.07)             426          .77             1.76             8
12/31/01                      (5.38)             111          .37              .82            12

Growth-Income Fund

Class 1
6/30/04(4)                     4.18%         $ 4,281          .31%(5)         1.21%(5)        10%
12/31/03                      32.76            4,402          .34             1.45            21
12/31/02                     (18.15)           3,741          .35             1.43            26
12/31/01                       2.78            5,428          .35             1.53            34
12/31/00                       8.24            6,022          .35             2.16            47
12/31/99                       3.21            6,632          .03              .18             3
11/30/99                      12.86            6,537          .35             1.75            41
Class 2
6/30/04(4)                     4.04           10,374          .56(5)           .96(5)         10
12/31/03                      32.43            7,824          .59             1.18            21
12/31/02                     (18.34)           3,632          .60             1.22            26
12/31/01                       2.56            3,187          .60             1.25            34
12/31/00                       7.95            1,972          .60             1.92            47
12/31/99                       3.19            1,203          .05              .16             3
11/30/99                      12.59            1,109          .60             1.50            41
Class 3
Period from 1/16/04
 to 6/30/04(4)                 4.08              563          .22              .48            10

Asset Allocation Fund

Class 1
6/30/04(4)                     2.04%         $   891          .39%(5)         2.56%(5)         9%
12/31/03                      22.14              911          .42             3.12            20
12/31/02                     (12.19)             797          .45             3.31            25
12/31/01                        .77            1,012          .45             3.30            32
12/31/00                       4.62            1,136          .45             3.77            32
12/31/99                       1.45            1,387          .04              .31             1
11/30/99                       7.65            1,394          .44             3.50            36
Class 2
6/30/04(4)                     1.95            2,979          .64(5)          2.33(5)          9
12/31/03                      21.74            2,314          .67             2.81            20
12/31/02                     (12.38)           1,056          .70             3.11            25
12/31/01                        .52              730          .70             3.03            32
12/31/00                       4.40              453          .70             3.53            32
12/31/99                       1.42              341          .06              .29             1
11/30/99                       7.39              321          .69             3.24            36
Class 3
Period from 1/16/04
 to 6/30/04(4)                 1.96               81          .26             1.12             9

                                                 American Funds Insurance Series

                                              Income (loss) from
                                           investment operations(2)                 Dividends and distributions
                                    --------------------------------------   -----------------------------------------
                                                  Net gains
                                                 (losses) on
                       Net asset       Net       securities       Total      Dividends    Distributions     Total      Net asset
                         value,     investment      (both          from      (from net       (from        dividends      value,
                       beginning      income      realized &    investment   investment      capital         and         end of
Period ended           of period     (loss)      unrealized)    operations    income)         gains)    distributions    period
------------------------------------------------------------------------------------------------------------------------------------
Bond Fund

Class 1
6/30/04(4)              $11.34       $ .28         $  (.23)      $  .05      $ (.43)       $  --           $ (.43)       $ 10.96
12/31/03                 10.41         .57             .78         1.35        (.42)          --             (.42)         11.34
12/31/02                 10.44         .67            (.24)         .43        (.46)          --             (.46)         10.41
12/31/01                 10.18         .77             .08          .85        (.59)          --             (.59)         10.44
12/31/00                  9.74         .80            (.29)         .51        (.07)          --             (.07)         10.18
12/31/99                  9.86         .07            (.01)         .06        (.18)          --             (.18)          9.74
11/30/99                 10.37         .73            (.50)         .23        (.69)        (.05)            (.74)          9.86
Class 2
6/30/04(4)               11.27         .26            (.23)         .03        (.41)          --             (.41)         10.89
12/31/03                 10.36         .53             .78         1.31        (.40)          --             (.40)         11.27
12/31/02                 10.40         .64            (.24)         .40        (.44)          --             (.44)         10.36
12/31/01                 10.16         .73             .08          .81        (.57)          --             (.57)         10.40
12/31/00                  9.74         .78            (.30)         .48        (.06)          --             (.06)         10.16
12/31/99                  9.85         .06              --          .06        (.17)          --             (.17)          9.74
11/30/99                 10.36         .67            (.47)         .20        (.66)        (.05)            (.71)          9.85

High-Income Bond Fund

Class 1
6/30/04(4)              $12.54       $ .43         $  (.28)      $  .15      $ (.81)       $  --           $ (.81)       $ 11.88
12/31/03                 10.44         .90            2.12         3.02        (.92)          --             (.92)         12.54
12/31/02                 11.78        1.01           (1.25)        (.24)      (1.10)          --            (1.10)         10.44
12/31/01                 12.25        1.17            (.23)         .94       (1.41)          --            (1.41)         11.78
12/31/00                 12.75        1.24           (1.63)        (.39)       (.11)          --             (.11)         12.25
12/31/99                 12.81         .11             .12          .23        (.29)          --             (.29)         12.75
11/30/99                 13.77        1.26            (.72)         .54       (1.31)        (.19)           (1.50)         12.81
Class 2
6/30/04(4)               12.47         .41            (.27)         .14        (.79)          --             (.79)         11.82
12/31/03                 10.39         .86            2.12         2.98        (.90)          --             (.90)         12.47
12/31/02                 11.74         .97           (1.25)        (.28)      (1.07)          --            (1.07)         10.39
12/31/01                 12.22        1.13            (.23)         .90       (1.38)          --            (1.38)         11.74
12/31/00                 12.75        1.22           (1.64)        (.42)       (.11)          --             (.11)         12.22
12/31/99                 12.80         .11             .12          .23        (.28)          --             (.28)         12.75
11/30/99                 13.76        1.18            (.67)         .51       (1.28)        (.19)           (1.47)         12.80
Class 3
Period from 1/16/04
 to 6/30/04(4)           12.79         .38            (.49)        (.11)       (.81)          --             (.81)         11.87

U.S. Government/AAA-Rated Securities Fund

Class 1
6/30/04(4)              $12.24       $ .22         $  (.18)      $  .04      $ (.59)          --           $ (.59)       $ 11.69
12/31/03                 12.37         .46            (.15)         .31        (.44)          --             (.44)         12.24
12/31/02                 11.87         .54             .55         1.09        (.59)          --             (.59)         12.37
12/31/01                 11.73         .66             .17          .83        (.69)          --             (.69)         11.87
12/31/00                 10.56         .68             .55         1.23        (.06)          --             (.06)         11.73
12/31/99                 10.78         .06            (.10)        (.04)       (.18)          --             (.18)         10.56
11/30/99                 11.43         .69            (.67)         .02        (.67)          --             (.67)         10.78
Class 2
6/30/04(4)               12.17         .20            (.18)         .02        (.55)          --             (.55)         11.64
12/31/03                 12.31         .42            (.14)         .28        (.42)          --             (.42)         12.17
12/31/02                 11.83         .50             .55         1.05        (.57)          --             (.57)         12.31
12/31/01                 11.70         .62             .18          .80        (.67)          --             (.67)         11.83
12/31/00                 10.56         .65             .55         1.20        (.06)          --             (.06)         11.70
12/31/99                 10.78         .05            (.10)        (.05)       (.17)          --             (.17)         10.56
11/30/99                 11.42         .65            (.64)         .01        (.65)          --             (.65)         10.78
Class 3
Period from 1/16/04
 to 6/30/04(4)           12.34         .19            (.26)        (.07)       (.59)          --             (.59)         11.68

                                                                           Ratio of
                                                           Ratio of           net
                                           Net assets,     expenses         income
                                             end of            to          (loss) to    Portfolio
                                             period         average        average      turnover
Period ended               Total return   (in millions)    net assets      net assets      rate
-------------------------------------------------------------------------------------------------
Bond Fund

Class 1
6/30/04(4)                      .45%        $   199          .46%(5)       4.99%(5)        17%
12/31/03                      13.07             213          .47           5.19            20
12/31/02                       4.26             218          .49           6.60            29
12/31/01                       8.48             194          .49           7.38            59
12/31/00                       5.22             151          .51           8.03            55
12/31/99                        .61             169          .05            .65             5
11/30/99                       2.33             173          .53           7.17            38
Class 2
6/30/04(4)                      .28           1,484          .71(5)        4.74(5)         17
12/31/03                      12.80           1,280          .72           4.88            20
12/31/02                       4.05             697          .74           6.34            29
12/31/01                       8.15             349          .74           7.06            59
12/31/00                       4.99             144          .76           7.87            55
12/31/99                        .59              85          .07            .63             5
11/30/99                       2.07              80          .78           6.94            38

High-Income Bond Fund

Class 1
6/30/04(4)                     1.22%        $   365          .51%(5)       6.82%(5)        24%
12/31/03                      29.79             411          .51           7.74            48
12/31/02                      (1.51)            335          .52           9.55            45
12/31/01                       8.02             403          .51           9.60            42
12/31/00                      (3.06)            436          .52           9.87            50
12/31/99                       1.83             586          .04            .79             1
11/30/99                       4.22             589          .51           9.13            31
Class 2
6/30/04(4)                     1.12             348          .76(5)        6.58(5)         24
12/31/03                      29.51             319          .76           7.41            48
12/31/02                      (1.83)            183          .77           9.28            45
12/31/01                       7.73             156          .76           9.37            42
12/31/00                      (3.31)            117          .77           9.76            50
12/31/99                       1.81              99          .07            .77             1
11/30/99                       3.96              95          .76           8.86            31
Class 3
Period from 1/16/04
 to 6/30/04(4)                 1.05              46          .31           3.02            24

U.S. Government/AAA-Rated Securities Fund

Class 1
6/30/04(4)                      .32%        $   309          .48%(5)       3.54%(5)        32%
12/31/03                       2.51             373          .46           3.71            63
12/31/02                       9.45             517          .47           4.45            53
12/31/01                       7.24             386          .47           5.58            84
12/31/00                      11.69             362          .49           6.16            54
12/31/99                       (.41)            421          .05            .52             2
11/30/99                        .24             431          .52           6.06            58
Class 2
6/30/04(4)                      .20             262          .73(5)        3.28(5)         32
12/31/03                       2.28             273          .71           3.43            63
12/31/02                       9.15             288          .72           4.14            53
12/31/01                       7.02             137          .72           5.27            84
12/31/00                      11.39              70          .74           5.89            54
12/31/99                       (.43)             48          .07            .51             2
11/30/99                        .08              47          .77           5.83            58
Class 3
Period from 1/16/04
 to 6/30/04(4)                  .23              47          .30           1.53            32

                                                 American Funds Insurance Series

                                            Income (loss) from
                                           investment operations(2)                Dividends and distributions
                                  --------------------------------------   ----------------------------------------
                                               Net gains
                                              (losses) on
                       Net asset      Net     securities        Total      Dividends   Distributions
                        value,    investment    (both           from       (from net       (from         Total
                       beginning    income    realized &      investment   investment      capital    dividends and
Period ended          of period     (loss)    unrealized)     operations     income)       gains)     distributions

Cash Management Fund
-------------------------------------------------------------------------------------------------------------------
Class 1
6/30/04(4)            $   11.07   $   .03       $   .01         $  .04       $(.09)         --          $  (.09)
12/31/03                  11.17       .07            -- (6)        .07        (.17)         --             (.17)
12/31/02                  11.41       .14            -- (6)        .14        (.38)         --             (.38)
12/31/01                  11.65       .41           .01            .42        (.66)         --             (.66)
12/31/00                  11.05       .65           .01            .66        (.06)         --             (.06)
12/31/99                  11.13       .05            -- (6)        .05        (.13)         --             (.13)
11/30/99                  11.13       .49           .02            .51        (.51)         --             (.51)
Class 2
6/30/04(4)                11.03       .02            -- (6)        .02        (.06)         --             (.06)
12/31/03                  11.12       .05            -- (6)        .05        (.14)         --             (.14)
12/31/02                  11.37       .11            -- (6)        .11        (.36)         --             (.36)
12/31/01                  11.62       .34           .05            .39        (.64)         --             (.64)
12/31/00                  11.04       .63           .01            .64        (.06)         --             (.06)
12/31/99                  11.12       .05            -- (6)        .05        (.13)         --             (.13)
11/30/99                  11.12       .48            -- (6)        .48        (.48)         --             (.48)
Class 3
Period from 1/16/04
      to 6/30/04(4)       11.07       .02           .01            .03        (.09)         --             (.09)

                                                                       Ratio of
                                                           Ratio of      net
                        Net asset           Net assets,    expenses     income
                          value,              end of         to       (loss) to   Portfolio
                          end of    Total     period       average     average     turnover
Period ended              period   return  (in millions)  net assets  net assets     rate

Cash Management Fund
-------------------------------------------------------------------------------------------
Class 1
6/30/04(4)              $   11.02    .33%     $   97         .41%(5)     .62%(5)     --
12/31/03                    11.07    .67         103         .47         .68         --
12/31/02                    11.17   1.24         203         .46        1.25         --
12/31/01                    11.41   3.66         218         .46        3.52         --
12/31/00                    11.65   6.04         211         .46        5.80         --
12/31/99                    11.05    .46         317         .04         .45         --
11/30/99                    11.13   4.73         306         .46        4.65         --
Class 2
6/30/04(4)                  10.99    .15         111         .65(5)      .38(5)      --
12/31/03                    11.03    .47          99         .72         .42         --
12/31/02                    11.12   1.00         133         .71        1.00         --
12/31/01                    11.37   3.43         127         .71        2.99         --
12/31/00                    11.62   5.83          49         .71        5.60         --
12/31/99                    11.04    .43          48         .06         .42         --
11/30/99                    11.12   4.47          48         .71        4.40         --
Class 3
Period from 1/16/04
      to 6/30/04(4)         11.01    .23          24         .26         .20         --


(1) For Classes 1 and 2, the period ended 2004 represents the six months ended June 30. For Class 3, the period ended 2004 represents the period from January 16 to June 30. The periods ended 2000 through 2003 represent the fiscal years ended December 31. The period ended December 31, 1999, represents the one month ended December 31. The period ended November 30, 1999, represents the fiscal year ended November 30. Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

(2) Periods ended 1999 are based on shares outstanding on the last day of the period; all other periods are based on average shares outstanding.

(3)   Commenced operations July 5, 2001.

(4)   Unaudited.

(5)   Annualized.

(6)   Amount less than one cent.

(7)   Amount less than .01 percent.

(8) During the period ended June 30, 2004, the expense ratio for Class 3 was not affected by the waiver of expenses discussed in the Notes to Financial Statements.

(9)   Commenced operations June 17, 1999.

(10) During the year ended December 31, 2003, Capital Research and Management Company voluntarily reduced investment advisory fees to rates provided by the amended agreement effective January 1, 2004. Had Capital Research and Management Company not reduced such fees, expense ratios would have been .52% and .76% for Classes 1 and 2, respectively.

See Notes to Financial Statements

                                                 American Funds Insurance Series

                    This Page was intentionally left blank.

                                                 American Funds Insurance Series

BOARD OF TRUSTEES

"NON-INTERESTED" TRUSTEES

                             YEAR FIRST
                              ELECTED
                             A TRUSTEE
NAME AND AGE               OF THE SERIES(1)    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------
LEE A. AULT III, 68             1999         Chairman of the Board, In-Q-Tel, Inc. (information
                                             technology); former Chairman of the Board,
                                             President and CEO, Telecredit, Inc.

H. FREDERICK CHRISTIE, 71       1994         Private investor; former President and CEO,
                                             The Mission Group (non-utility holding company,
                                             subsidiary of Southern California Edison Company)

JOE E. DAVIS, 70                1991         Private investor; former Chairman of the Board,
                                             Linear Corporation; former President and CEO,
                                             National Health Enterprises, Inc.

MARTIN FENTON, 69               1995         Chairman of the Board and CEO, Senior Resource
                                             Group LLC (development and management of
                                             senior living communities)

LEONARD R. FULLER, 58           1999         President and CEO, Fuller Consulting (financial
                                             management consulting firm)

MARY MYERS KAUPPILA, 50         1994         Private investor; Chairman of the Board and CEO,
                                             Ladera Management Company (venture capital and
                                             agriculture); former owner and President, Energy
                                             Investment, Inc.

KIRK P. PENDLETON, 64           1996         Chairman of the Board and CEO, Cairnwood, Inc.
                                             (venture capital investment)

                              NUMBER OF BOARDS
                               WITHIN THE FUND
                             COMPLEX(2) ON WHICH       OTHER DIRECTORSHIPS(3)
NAME AND AGE                   TRUSTEE SERVES             HELD BY TRUSTEE
--------------------------------------------------------------------------------------
LEE A. AULT III, 68                  1             Anworth Mortgage Asset Corporation;
                                                   Equifax, Inc.; Office Depot, Inc.

H. FREDERICK CHRISTIE, 71           19             Ducommun Incorporated; IHOP
                                                   Corporation; Southwest Water
                                                   Company; Valero L.P.

JOE E. DAVIS, 70                     1             Anworth Mortgage Asset Corporation;
                                                   Natural Alternatives Inc.

MARTIN FENTON, 69                   16                            None

LEONARD R. FULLER, 58               14                            None

MARY MYERS KAUPPILA, 50              5                            None

KIRK P. PENDLETON, 64                6                            None


"INTERESTED" TRUSTEES(4)

                                 YEAR FIRST
                                  ELECTED A      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
       NAME, AGE AND         TRUSTEE OR OFFICER    POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
   POSITION WITH SERIES        OF THE SERIES(1)         PRINCIPAL UNDERWRITER OF THE SERIES
---------------------------------------------------------------------------------------------------
JAMES K. DUNTON, 66                 1993          Senior Vice President and Director, Capital
Chairman of the Board and                         Research and Management Company
Principal Executive Officer

DONALD D. O'NEAL, 44                1998          Senior Vice President, Capital Research and
President                                         Management Company

MICHAEL J. DOWNER, 49               1991          Vice President and Secretary, Capital Research
Senior Vice President                             and Management Company; Secretary,
                                                  American Funds Distributors, Inc.;(5)
                                                  Director, Capital Bank and Trust Company(5)

                              NUMBER OF BOARDS
                               WITHIN THE FUND
NAME, AGE AND                COMPLEX(2) ON WHICH  OTHER DIRECTORSHIPS(3)
POSITION WITH SERIES           TRUSTEE SERVES        HELD BY TRUSTEE
------------------------------------------------------------------------
JAMES K. DUNTON, 66                  2                   None
Chairman of the Board and
Principal Executive Officer

DONALD D. O'NEAL, 44                 3                   None
President

MICHAEL J. DOWNER, 49                1                   None
Senior Vice President

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT THE SERIES' TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE SERIES IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071,
ATTENTION: FUND SECRETARY.

                                                 American Funds Insurance Series

OTHER OFFICERS

                             YEAR FIRST
                             ELECTED AN            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
      NAME, AGE AND           OFFICER                POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
  POSITION WITH SERIES      OF THE SERIES(1)               PRINCIPAL UNDERWRITER OF THE SERIES
----------------------------------------------------------------------------------------------------------
ALAN N. BERRO, 43                1998            Senior Vice President, Capital Research Company(5)
Senior Vice President

ABNER D. GOLDSTINE, 74           1993            Senior Vice President and Director, Capital Research and
Senior Vice President                            Management Company

JOHN H. SMET, 47                 1994            Senior Vice President, Capital Research and
Senior Vice President                            Management Company

CLAUDIA P. HUNTINGTON, 52        1994            Senior Vice President, Capital Research and
Vice President                                   Management Company

ROBERT W. LOVELACE, 41           1997            Senior Vice President, Capital Research and
Vice President                                   Management Company; Chairman of the Board and
                                                 Principal Executive Officer, Capital Research Company;(5)
                                                 Director, American Funds Distributors, Inc.;(5)
                                                 Director, The Capital Group Companies, Inc.(5)

SUSAN M. TOLSON, 42              1999            Senior Vice President, Capital Research
Vice President                                   Company(5)

CHAD L. NORTON, 44               1994            Vice President -- Fund Business Management
Secretary                                        Group, Capital Research and Management
                                                 Company

DAVID A. PRITCHETT, 38           1999            Vice President -- Fund Business Management
Treasurer                                        Group, Capital Research and Management
                                                 Company

STEVEN I. KOSZALKA, 40           2003            Fund Boards Specialist, Capital Research
Assistant Secretary                              and Management Company

SHERYL F. JOHNSON, 36            1997            Vice President -- Fund Business Management
Assistant Treasurer                              Group, Capital Research and Management
                                                 Company

JEFFREY P. REGAL, 33             2004            Vice President -- Fund Business Management
Assistant Treasurer                              Group, Capital Research and Management
                                                 Company

(1) Trustees and officers of the series serve until their resignation, removal or retirement.

(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds, and Endowments, whose shareholders are limited to certain nonprofit organizations.

(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.

(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the series' investment adviser, Capital Research and Management Company, or affiliated entities (including the series' principal underwriter).

(5)   Company affiliated with Capital Research and Management Company.

                                                 American Funds Insurance Series

                                     Notes

                                                 American Funds Insurance Series

[AMERICAN FUNDS(R) LOGO]

                                           The right choice for the long term(R)

OFFICES OF THE SERIES AND OF THE INVESTMENT ADVISER
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180, VISITING THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of American Funds Insurance Series investors, but it may also be used as sales literature when preceded or accompanied by the current prospectus for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies. If used as sales material after September 30, 2004, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

THE CAPITAL GROUP COMPANIES

American Funds      Capital Research and Management      Capital International    Capital Guardian     Capital Bank and Trust

Lit. No. INGESR-995-0804P Litho in USA RCG/GRS/6311-S2154 [LOGO] Printed on recycled paper

        INVESTMENT MANAGER AND DISTRIBUTOR
        Directed Services, Inc.
        1475 Dunwoody Drive
        West Chester, PA 19380

        CUSTODIAN
        The Bank of New York
        100 Colonial Center Parkway, Suite 300
        Lake Mary, FL 32746

        LEGAL COUNSEL
        Dechert LLP
        1775 I Street, N.W.
        Washington, D.C. 20006

        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
        KPMG LLP
        99 High Street
        Boston, MA 20110

        BEFORE INVESTING, CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE VARIABLE ANNUITY CONTRACT AND THE UNDERLYING VARIABLE INVESTMENT OPTIONS. THIS AND OTHER INFORMATION IS CONTAINED IN THE PROSPECTUS FOR THE VARIABLE ANNUITY CONTRACT AND THE UNDERLYING VARIABLE INVESTMENT OPTIONS. OBTAIN THESE PROSPECTUSES FROM YOUR AGENT/REGISTERED REPRESENTATIVE AND READ THEM CAREFULLY BEFORE INVESTING. THE PORTFOLIOS' PROXY VOTING RECORD WILL BE AVAILABLE WITHOUT CHARGE ON OR ABOUT AUGUST 31, 2004 ON THE PORTFOLIOS' WEBSITE AT WWW.INGFUNDS.COM AND ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

                                                     ---------------------------
                                                              PRESORTED
                                                               STANDARD
         [ING FUNDS LOGO]                                    U.S. POSTAGE
                                                                 PAID
                                                              BOSTON MA
                                                           PERMIT NO. 57842
                                                     ---------------------------

                                     VPSAR-AF       (0604-082804)

                                                      SEMI-ANNUAL REPORT

[PHOTO OF ABACUS]

SEMI-ANNUAL REPORT
June 30, 2004
CLASS R
                                                 ING INVESTORS TRUST

                                                                [ING FUNDS LOGO]

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter..........................................    1
Market Perspective..........................................    2
Portfolio Managers' Reports.................................    4
Statements of Assets and Liabilities........................   16
Statements of Operations....................................   20
Statements of Changes in Net Assets.........................   22
Financial Highlights........................................   24
Notes to Financial Statements...............................   30
Portfolios of Investments...................................   41
Trustee and Officer Information.............................   61

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

(PHOTO OF JAMES M. HENNESSY)

JAMES M. HENNESSY

Dear Shareholder:

The past year has been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption of goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reduced the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Services at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy
James M. Hennessy
President
ING Funds
July 19, 2004

MARKET PERSPECTIVE:   SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

OVERVIEW

Perhaps it was inevitable that the markets should be a little neurotic after the heady gains of 2003. But whatever the reasons, investors in 2004 alternately cheered and fretted over the developing economic outlook, sending markets up, down and up again before ending the first six months of 2004 with modest and distinctly fragile gains.

At first the worry was the so-called jobless recovery, then half way through the six-month period a very strong U.S. employment report was released. The report generated euphoria until people realized that as the job market tightens, inflation picks up and rising interest rates were likely not far away. Investors took comfort from Federal Open Market Committee ("FOMC") Chairman Greenspan's soothing advice that the rebound in interest rates would be "measured". But as the six months ended June 30, 2004, drew to a close, attention switched nervously to the impending U.S. earnings season and the strong possibility that the splendid results of the last few quarters would likely not be maintained.

GLOBAL EQUITIES managed a 3.52% return, net of withholding tax on dividends, for the six months ended June 30, 2004, according to the Morgan Stanley Capital International ("MSCI") World Index(1) in dollars, after peaking on average in mid February and spending much of May in negative territory.

Among CURRENCIES, the euro reached a post launch record also in mid February before retreating and ending about 3.0% lower for the six months ended June 30, 2004. The British pound ended the six months 2.0% higher against the dollar, as the Bank of England became the first of the major central banks to raise interest rates. The yen lost approximately 1.5%, ironically after the Bank of Japan stopped buying dollars to keep the yen weak, spending a staggering $144 billion in the first quarter of 2004 to do so.

FIXED INCOME MARKET

U.S. FIXED INCOME classes started 2004 as they had ended 2003. Disappointing jobs reports, together with stubbornly high new unemployment claims, suggested continuing weakness, and gave bond investors a solid first quarter of gains. That all changed on the first Friday in April 2004, with the very bullish U.S. employment report. Investment grade bonds unsurprisingly bore the brunt of fears that a new cycle of rising interest rates from multi-decade low levels was about to start. For the six months ended June 30, 2004, the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds returned a tiny 0.16%. The Lehman Brothers Corporate Index(3) component and the Lehman Brothers Treasury Bond Index(4) fell by 0.26% and 0.20%, respectively. Ten-year Treasury yields rose by 36 basis points to 4.62%, passing through rates not seen in nearly two years. Yields on 90-day Treasury Bills rose 39 basis points to 1.3%, emphatically breaching the 1.0% level, a rate above which they had not closed since June 9, 2003. High yield bonds did better, the Lehman Brothers U.S. Corporate High Yield Bond Index(5) hung on to return 1.35% for the six-month period.

DOMESTIC EQUITY MARKET

The U.S. EQUITIES market rose 3.44% in the six months ended June 30, 2004, based on the Standard & Poor's ("S&P") 500 Index(6) including dividends. This implies a price-to-earnings (P/E) level of just over 17 times 2004 earnings. Three strong employment reports in the second quarter of 2004 were welcomed, but all was not in harmony. For while successive, upbeat economic statistics sang of good economic times, there was also a steady drumbeat of evidence that inflation was picking up. The Federal Funds rate at just 1.0% meant that real interest rates were becoming ever more negative at the same time, while the economy was growing at over 4.0%. With labor markets tightening and oil prices breaking above $40 per barrel, this appears to be an increasingly unstable situation. Meanwhile, the FOMC took almost the entire second quarter of 2004 before increasing the Federal Funds rate to 1.25% on June 30, 2004. However, in the week before the increase, the wind seemed to shift again. First quarter of 2004 gross domestic product ("GDP") growth was revised down to 3.9%, durable goods orders fell, and retailers and auto companies complained of slack sales. On the day the FOMC raised rates, the Chicago Purchasing Managers' Index(7) had its largest monthly drop in 30 years. Perhaps Greenspan's "measured" policy was right, but perhaps something else was wrong.

The first half of 2004 ended, with investors again nervously awaiting the employment report two days later.

                            MARKET PERSPECTIVE:   SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INTERNATIONAL MARKETS

Most INTERNATIONAL MARKETS eked out similarly modest gains for the six months ended June 30, 2004, but JAPAN was the star, rising 10.73% in dollars according to the MSCI Japan Index(8). Sentiment was encouraged by first quarter GDP growth, reported at a surprisingly strong 6.1% annualized, suggesting that the world's second largest economy was at last emerging from its slump of more than a decade.

EUROPEAN EX UK MARKETS gained 2.88% in dollars in the six months ended June 30, 2004, according to the MSCI Europe ex UK Index(9). Buoyant exports were about the only good news, as domestic demand still languished under unemployment of 9.0%. Still, these markets look relatively cheap.

Finally the UK market rose 3.32% in dollars during the first six months of 2004, based on the MSCI UK Index(10). The economy appears to be strong, but the troubling imbalances of an over-indebted consumer and a housing price bubble led to three interest rate increases by the Bank of England, with more likely on the way.
------------------
(1) The MSCI WORLD INDEX reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East -- comprising approximately 1,500 securities -- with values expressed in U.S. dollars.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The LEHMAN BROTHERS CORPORATE INDEX includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(4) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is composed of all Treasury bonds covered by the Lehman Brothers Aggregate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(5) The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(6) The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(7) The CHICAGO PURCHASING MANAGERS' INDEX measures manufacturing activity in the industrial Midwest.

(8) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIOS' PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO WWW.ING.COM/US TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING MARSICO GROWTH PORTFOLIO                          PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Thomas F. Marsico, Chairman, Chief Executive Officer and Portfolio Manager, Portfolio Manager, Marsico Capital Management, LLC, Sub-Adviser.

GOALS: The ING Marsico Growth Portfolio (the "Portfolio") seeks capital appreciation.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class R Shares returned 1.24%, compared to the Standard & Poor's ("S&P") 500 Index(1), which returned 3.44% for the same period.

PORTFOLIO SPECIFICS: In reflecting upon the six-month period ended June 30 and studying the Portfolio's strategic positioning and individual holdings, it is apparent that there were a variety of contributing factors to the Portfolio's relative performance as compared to the S&P 500 Index:

The Portfolio's positions in the Health Care sector gained more than +8% during the period. The Portfolio had a substantial position in a Biotechnology company Genentech, whose stock rose by more than +20% during the period. Zimmer Holdings, Boston Scientific, and UnitedHealth Group, were also among the top 10 contributors to performance. Stock selection in the Tech Hardware & Equipment industry had a positive affect on performance. The holdings in this industry returned +14%, while the comparable industry in the S&P 500 Index returned +4%. Qualcomm Inc. (+36%) was among the Portfolio's best performers.

The Portfolio's flat return in the Financials sector was mainly attributable to stock selection. Although Countrywide Financial and SLM Corporation were among the top performers for the period, Fannie Mae (prior to being sold) and Merrill Lynch, were among the worst performers. Specific stock selection in the Telecommunications sector negatively impacted the Portfolio. The Portfolio's single holding, Nextel Communications had a relative return of 20% (prior to being sold). Four out of the five industries that comprise the Consumer Discretionary sector detracted from relative performance during the period. This was attributable to both stock selection and overweight positions. Comcast Corp. (prior to being sold) and Tiffany & Co., were among the worst performers during the period.

As of June 30, 2004, the Portfolio's investment posture reflected five areas of emphasis in terms of sector allocation: Health Care, Consumer Discretionary, Financials, Information Technology, and Industrials.

PORTFOLIO MANAGERS' REPORT                          ING MARSICO GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                 CUMULATIVE TOTAL
                                  RETURNS FOR THE
                                   PERIODS ENDED
                                   JUNE 30, 2004
                                 -----------------
                                  SINCE INCEPTION
                                    OF CLASS R
                                 DECEMBER 31, 2003
                                 -----------------
Class R                                1.24%
S&P 500 Index(1)                       3.44%(2)

The table above illustrates the total return of ING Marsico Growth Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO WWW.ING.COM/US TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) Since inception performance of the index is shown from January 1, 2004.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. A portfolio may engage in active and frequent trading of portfolio securities increasing transaction costs. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest risk, the risk that the value of the security may fall when interest rates rise. Changes in market prices of securities or interest rates may result in a loss on derivatives. There may also be risks related to the counterparty's ability to perform. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Risks of foreign investing are generally intensified for investments in emerging markets. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. High-yield bonds generally present greater credit risk and price volatility than an issuer of a higher quality debt security. Other investment strategies may pose risks to the Portfolio. A portfolio that concentrates it's investments in one or more industries will tend to experience more volatility than diversified portfolios. See the prospectus for details.

ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO*             PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Lawrence R. Fuller, Managing Director and Senior Portfolio Manager, and Thomas Burke, CFA, Director and Associate Portfolio Manager, Mercury Advisors, Sub-Adviser.

GOALS: The ING Mercury Fundamental Growth Portfolio (the "Portfolio") seeks long-term growth of capital.

PERFORMANCE: For the period from March 17, 2004, to June 30, 2004, the Portfolio's Class R Shares returned 3.78%, compared to the Standard & Poor's ("S&P") 500 Index(1), which returned 1.72% for the same period.

PORTFOLIO SPECIFICS: Early in the period, we structured the Portfolio to benefit from the continuation of above-average real growth in the U.S. economy with a shift of the primary driver from consumer spending to growth fueled by increased capital spending. This strategy had a positive effect on the Portfolio's relative performance as the economy improved significantly during the period.

Several factors affected the Portfolio's relative performance for the six-month period ending June 30, 2004, including the following:

POSITIVES

STOCK SELECTION IN HEALTHCARE: The portfolio's holdings in the healthcare sector significantly outperformed those of the Index. The major positive contributors were Alcon Inc., Gilead Sciences Inc. and Boston Scientific Corp., and the absence of positions in Pfizer Inc. and Amgen Inc. during the period.

STOCK SELECTION AND AN OVERWEIGHT IN INDUSTRIALS: The Portfolio's performance versus the benchmark in the industrial sector benefited primarily from the strong returns of Apollo Group Inc., Career Education Corp. and 3M Co.

SECTOR ALLOCATION IN ENERGY: A large overweight in the energy sector had a positive effect on the relative return.

SECTOR ALLOCATION IN CONSUMER DISCRETIONARY: The Portfolio's comparative return benefited from a significant overweight in the consumer discretionary sector.

NEGATIVES

STOCK SELECTION IN INFORMATION TECHNOLOGY (IT): The Portfolio's holdings in EMC Corp., SanDisk Corp., Texas Instruments Inc., and the absence of a position in QUALCOMM Inc., all contributed to the considerable underperformance in the IT sector.

SECTOR ALLOCATION IN CONSUMER STAPLES: A significant underweight in consumer staples stocks detracted from the performance versus the benchmark.

MARKET OUTLOOK: The Portfolio remains overweight, versus the benchmark in the consumer discretionary, IT, energy, industrial and materials sectors. We believe that the U.S. and China are two of the major geographic markets for capital investments in everything from computers to locomotives and medical diagnostic equipment. In our view, the principal source of spending growth is shifting from consumer spending to capital investment by both public and private enterprises. Although the Federal Reserve Board has begun to raise the target federal funds rate, we believe real growth will likely continue at an above-average rate for some time. A continued rise in corporate profits could lead to higher stock prices. We are focused on finding what we believe will be the best-performing stocks among the largest global companies in the current environment.
---------------

* Effective August 6, 2004 the ING Mercury Fundamental Growth Portfolio will become ING Mercury Large Cap Growth Portfolio, and will be led by Robert C. Doll, Jr. and Dan Hanson.

PORTFOLIO MANAGERS' REPORT              ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       CUMULATIVE TOTAL
                                       RETURNS FOR THE
                                        PERIODS ENDED
                                        JUNE 30, 2004
                                       ----------------
                                       SINCE INCEPTION
                                          OF CLASS R
                                        MARCH 17, 2004
                                        --------------
Class R                                      3.78%
S&P 500 Index(1)                             1.72%(2)

The table above illustrates the total return of ING Mercury Fundamental Growth Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) Since inception performance of the index is shown from April 1, 2004.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. The value of convertible securities may fall when interest rates rise. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest risk, the risk that the value of the security may fall when interest rates rise. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the full faith and credit of the U.S. Treasury, while obligations by others are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies if it is not obliged to do so by law. The market value of debt securities tends to move in the opposite direction to interest rates. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes. Other investment strategies may pose risks to the Portfolio. Fixed income securities with longer maturities are more volatile than other fixed income securities with shorter maturities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. Portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. See the prospectus for details.

ING MFS TOTAL RETURN PORTFOLIO                        PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by David M. Calabro, Massachusetts Financial Services Company (MFS), Sub-Adviser.

GOAL: The ING MFS Total Return Portfolio (the "Portfolio") seeks above average income consistent with the prudent employment of capital. A secondary goal is the reasonable opportunity for growth of capital and income.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class R Shares returned 2.39%, compared to the Standard & Poor's ("S&P") 500 Index(1) and the Lehman Brothers Aggregate Bond Index(2), which returned 3.44% and 0.16%, respectively, for the same period.

PORTFOLIO SPECIFICS: Utilities and communications, industrial goods and services, and technology were the three sectors that provided the largest positive relative performance to the portfolio.

In utilities and communications, it was stock selection that was the main source of positive returns. In fact, the top two positive contributors to the portfolio's relative performance during the period were utilities and communications holdings AT&T Wireless and TXU.

Our stock selection in industrial goods and services, coupled with our overweighted position, boosted the portfolio's performance. Two strong performers in this sector were Tyco International and Lockheed Martin.

In the technology sector, an underweighted position and stock selection contributed to positive relative performance.

Other stocks that performed well were Owens-Illinois, Schlumberger, and Hartford Financial Services.

During the period, the portfolio was positioned for a rising interest-rate environment. As a result, we had less interest-rate exposure than the benchmark.

Mortgage-backed securities, including residential and commercial mortgages, also performed well during the period.

The three principal detractors from performance during the period were the leisure, retailing, and financial services sectors. In all cases, the main source of underperformance was stock selection.

The primary detractors in leisure were our overweighted positions in Viacom and Comcast, both of which performed poorly over the period. In retailing, our underweighted position and stock selection detracted from performance.

Stock selection in financial services also hurt the portfolio. Poor performers in this sector were Mellon Financial and SunTrust Banks.

While utilities and communications was one of our most positive sectors overall, there were some negative stock stories in the sector, such as Spring FON.

Vodafone and Wyeth were other stocks that had a negative impact on the portfolio's performance. Our underweighted position in Exxon Mobil, which performed well during the period, was also a detractor.

During the period, we were overweighted in investment grade corporate bonds. This market, in general, slightly underperformed treasuries. However, our securities and sector selections offset nearly all the negative performance of the overweight position.

PORTFOLIO MANAGERS' REPORT                        ING MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

                                                              CUMULATIVE TOTAL
                                                               RETURNS FOR THE
                                                                PERIODS ENDED
                                                                JUNE 30, 2004
                                                              -----------------
                                                               SINCE INCEPTION
                                                                 OF CLASS R
                                                              DECEMBER 16, 2003
                                                              -----------------
Class R                                                             5.22%
S&P 500 Index(1)                                                    3.44%(3)
Lehman Brothers Aggregate Bond Index(2)                             0.16%(3)

The table above illustrates the total return of ING MFS Total Return Portfolio against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolios distributions or the redemption of Portfolios shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolios. Total returns would have been lower had there been no waiver to the Portfolios.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO WWW.ING.COM/US TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolios holdings are subject to change daily.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(3) Since inception performance of the index is shown from January 1, 2004.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. A bond issuer may repay its high yielding bond before the bond's maturity date, reducing yield opportunity. The value of the convertible security may fluctuate as the related security fluctuates. A bond issuer may fail to repay interest and principal in a timely manner. Changes in market prices of securities or interest rates may result in a loss on derivatives. There may also be risks related to the counterparty's ability to perform. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Risks of foreign investing are generally intensified for investments in emerging markets. Government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the full faith and credit of the U.S. Treasury, while obligations by others are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies if it is not obliged to do so by law. High-yield bonds generally present greater credit risk and price volatility than an issuer of a higher quality debt security. The market value of debt securities tends to move in the opposite direction to interest rates. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes. A portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the securities at an advantageous time or price. Other investment strategies may pose risks to the Portfolio. Fixed income securities with longer maturities are more volatile than other fixed income securities with shorter maturities. A portfolio that purchases mortgage-related securities is subject to certain additional risks, including extension risk and prepayment risk. A portfolio that concentrates its investments in one or more industries will tend to experience more volatility than diversified portfolios. A portfolio manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall. See the prospectus for details.

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO      PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Stephen W. Boesel, T. Rowe Price Associates, Inc., Sub-Advisor.

GOAL: The ING T. Rowe Price Capital Appreciation Portfolio (the "Portfolio") seeks in the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risks.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class R Shares returned 5.25% compared to the Standard & Poor's ("S&P") 500 Index(1), Lehman Brothers U.S. Government/Credit Bond Index(2), and Composite Index (60% S&P 500/40% Lehman Brothers Index), which returned 3.44%, -0.19%, and 2.13%, respectively, for the same period.

PORTFOLIO SPECIFICS: The fund's energy investments were one of the primary sources of strength for the portfolio. High oil prices and improved investor sentiment benefited several of the fund's holdings. Amerada Hess rebounded from low valuation levels and posted a return of 50% for the six-month period. Electric utility TXU was another top contributor. A new management team has brought renewed focus to the company, selling non-core assets and using the proceeds to improve the firm's balance sheet.

Although financials were hurt by rising interest rates in the second quarter, the fund's insurance holdings contributed positively to performance due to a strong pricing environment. The continuing economic expansion benefited several of the fund's large industrial holdings, but signs of a slowdown in China did not help several of the fund's metals and mining stocks, which declined as white-hot commodity markets cooled somewhat.

Genworth Financial, an insurance spin-off from General Electric, was one of our largest purchases for the quarter, and it rebounded strongly after a disappointing IPO. We took advantage of concerns over a slowing defense budget to make another large purchase in Lockheed Martin.

MARKET OUTLOOK: We expect reasonable returns for the market this year. Economic growth appears to be broadening, with tech spending picking up, laggard industries showing improvement, and personal incomes increasing. The market appears fairly well balanced, with valuations reasonable, and the value and growth styles roughly in equilibrium. We do not see any major underlying sector trends, and we expect that performance will be driven on a stock-by-stock basis. The only exception to this balanced picture is that small-caps appear richly valued relative to large-caps. We are remaining cautious toward bonds until interest rates appear to have settled, preferring instead to hold cash and convertibles.

PORTFOLIO MANAGERS' REPORT      ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                CUMULATIVE TOTAL
                                                                 RETURNS FOR THE
                                                                  PERIODS ENDED
                                                                  JUNE 30, 2004
                                                                -----------------
                                                                 SINCE INCEPTION
                                                                   OF CLASS R
                                                                DECEMBER 16, 2003
                                                                -----------------
Class R                                                                5.69%
S&P 500 Index(1)                                                       3.44%(3)
Lehman Brothers Government/Corporate Bond Index(2)                    (0.19)%(3)
Composite Index (60% S&P 500 Index/40% -- Lehman Brothers
  Aggregate Bond Index)                                                2.13%(3)

The table above illustrates the total return of ING T. Rowe Price Capital Appreciation Portfolio against the S&P 500 Index, Lehman Brothers Government/Corporate Bond Index and the Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.


The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.


THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO WWW.ING.COM/US TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.


This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


Portfolio holdings are subject to change daily.


(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) The Lehman Brothers Government/Corporate Intermediate Bond Index is a widely recognized index of publicly issued fixed rate U.S. Government and Corporate investment grade debt securities.

(3) Since inception performance of the index is shown from January 1, 2004.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock and bond investing. The portfolio may engage in active and frequent trading of portfolio securities increasing transaction costs. The value of the convertible security may fluctuate as the related security fluctuates. A bond issuer may fail to repay interest and principal in a timely manner. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest risk, the risk that the value of the security may fall when interest rates rise. Changes in market prices of securities or interest rates may result in a loss on derivatives. There may also be risks related to the counterparty's ability to perform. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. High-yield bonds generally present greater credit risk and price volatility than an issuer of a higher quality debt security. The market value of debt securities tends to move in the opposite direction to interest rates. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes. Other investment strategies may pose risks to the Portfolio. Portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. A risk of a portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued might actually be appropriately priced. See the prospectus for details.

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO             PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Brian Rogers, T. Rowe Price Associates, Inc., Sub-Adviser.

GOAL: The ING T. Rowe Price Equity Income Portfolio (the "Portfolio") seeks substantial dividend income as well as long-term growth of capital.

PERFORMANCE: For the period from January 15, 2004, to June 30, 2004, the Portfolio's Class R Shares returned 2.35%, compared to the Standard & Poor's ("S&P") 500 Index(1), which returned 3.44% for the same period.

PORTFOLIO SPECIFICS: The Portfolio provided a strong return and outpaced the S&P 500 Index over the six-month period ended June 30, 2004. An overweight position and strong stock selection in the energy sector was the top contributor to relative performance. In addition, an underweight position in the information technology sector and strong stock selection in financials added to relative results.

The energy sector performed best due to rising energy prices and improved investor sentiment, and Amerada Hess, the fund's top absolute contributor, rebounded from low valuation levels as the company revitalizes its asset portfolio. Technology fared worst among S&P 500 sectors, and our significant underweighting relative to the index had a positive impact. Motorola, however, enjoyed revenues that were 30% higher than expectations in the first quarter, and the company benefited from an increase in network spending and strength in the cell phone market.

Although concerns over higher interest rates hurt financials, our holdings in Lincoln National, SAFECO, and Bank One contributed strongly to relative results. Lincoln National posted higher-than-expected results, SAFECO enjoyed good earnings because of strong underwriting trends in the company's personal insurance lines, and Bank One announced in the first quarter that it would be acquired by J.P. Morgan.

On a negative note, relative performance was hampered by stock selection in the telecomm services sector as competitive pressures negatively affected several holdings, including Qwest Communications International and AT&T. Also, in industrials, Union Pacific was weak as the company struggled with higher fuel costs and operational issues, and our position in the stock hindered relative results -- although an overweight in the sector provided a bit of an offset.

MARKET OUTLOOK: We remain optimistic about the prospects for sustained economic growth and believe investors will continue to be rewarded by our disciplined investment approach. Historically, companies that pay dividends and raise them periodically have better long-run returns overall, and we believe it is merely a question of time before investors refocus on the types of stocks we favor in the portfolio.

PORTFOLIO MANAGERS' REPORT             ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                  CUMULATIVE TOTAL
                  RETURNS FOR THE
                   PERIODS ENDED
                   JUNE 30, 2004
                  ----------------
                  SINCE INCEPTION
                     OF CLASS R
                  JANUARY 15, 2004
                  ----------------
Class R                 2.35%
S&P 500 Index(1)        3.44%(2)

The table above illustrates the total return of ING T. Rowe Price Equity Income Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.


The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.


THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO WWW.ING.COM/US TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.


This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


Portfolio holdings are subject to change daily.


(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) Since inception performance of the index is shown from January 1, 2004.

ING VAN KAMPEN GROWTH AND INCOME                      PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by James A. Gilligan, Managing Director, Van Kampen, Sub-Adviser.

GOAL: The ING Van Kampen Growth and Income Portfolio (the "Portfolio") seeks long term growth of capital and income.

PERFORMANCE: For the period from February 22, 2004, to June 30, 2004, the Portfolio's Class R Shares returned -0.35%, compared to the Standard & Poor's ("S&P") 500 Index(1) and the Russell 1000 Index(2), which returned 0.18% and 0.02%, respectively, for the same period.

PORTFOLIO SPECIFICS: During the past six months, the stock market's advance continued, but was hampered by concerns about rising interest rates, global tensions, and higher energy prices. The Portfolio follows a value-oriented strategy focused on large-cap stocks and, consequently, benefited from the market's preference for value stocks during the period. Large-cap stocks lagged small- and mid-cap stocks for the full six months. However, in the latter three months of the period, the Fund benefitted from a shift in this trend, as large-cap stocks outperformed small-caps and kept pace with the mid-cap segment.

Overall, the Portfolio performed in line with its benchmark, the Russell 1000 Value Index. Individual stock selection added to relative return, but was largely offset by the unfavorable impact of the Portfolio's sector weightings relative to the benchmark. Specifically, overweight positions in the healthcare, consumer discretionary, and materials sectors detracted from the Portfolio's relative results for the six-month period. On the positive side, the Portfolio benefited from an overweight position in energy and an underweight in financials.

In the last three months of our semi-annual period, as the market reacted to upward pressure on interest rates, we saw particularly favorable results from two of our sector decisions. Both the financial sector and the healthcare sector reacted to rising interest rates as we anticipated. The financial sector, where the portfolio was underweight, lagged the overall market, while healthcare, where the portfolio was significantly overweight, outperformed.

During the six-month semi-annual period, stock selection in the healthcare, industrials, and materials sectors detracted from relative performance. However, this was more than offset by positive contributions from the remaining sectors, including consumer discretionary, energy, telecommunications services, financials, and information technology.

MARKET OUTLOOK: The portfolio's dominant investment themes have centered on large-cap pharmaceuticals and consumer discretionary stocks, as well as select financial and energy stocks. Pharmaceuticals have suffered from concerns about pending drug re-importation legislation, but we believe these concerns may be overblown. Within the financial sector, we have favored insurance companies and firms with exposure to capital markets (brokerage firms and money-center banks), rather than stocks such as regional banks, which could suffer from higher interest rates.

The stock market has scarcely advanced since the beginning of 2004, following its exceptional results in calendar 2003. This has not been a bad development because solid earnings for the last three quarters have helped to justify stock valuations that previously appeared to be somewhat stretched. Continued strong corporate earnings may help to bring valuations to sustainable levels.

The implications of the shift from a historically low interest rate environment to a tightening of monetary policy and possible renewed inflation are likely to keep the market's uncertainty elevated in the quarters ahead. Although a rising interest rate environment could weaken stock returns in the near term, it is also a sign of a healthier economy, which no longer requires abnormally low rates to sustain itself.

As in all market conditions, we maintain our focus on seeking stocks one at a time, using our value-with-a-catalyst criteria. Given our economic and market outlook, we remain cautiously optimistic with respect to near-term, future gains.

The opinions are those of the fund's portfolio managers as of June 30, 2004, and are subject to change at any time due to market or economic conditions. Portfolio holdings and sectors are subject to change daily. All information provided is for informational purposes only and should not be deemed as a recommendation to buy or sell the securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

PORTFOLIO MANAGERS' REPORT            ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                       CUMULATIVE TOTAL
                        RETURNS FOR THE
                         PERIODS ENDED
                         JUNE 30, 2004
                       -----------------
                        SINCE INCEPTION
                          OF CLASS R
                       FEBRUARY 22, 2004
                       -----------------
Class R                      (0.35)%
S&P 500 Index(1)              0.18%(3)
Russell 1000 Index(2)         0.02%(3)

The table above illustrates the total return of ING Van Kampen Growth and Income Portfolio against the S&P 500 Index and the Russell 1000 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) The Russell 1000 Index consists of the largest 1,000 companies of the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3) Since inception performance of the index is shown from March 1, 2004.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. The value of the convertible security may fluctuate as the related security fluctuates. Debt securities involve credit risk, the risk that the borrower will not make timely payments, and interest risk, the risk that the value of the security may fall when interest rates rise. Changes in market prices of securities or interest rates may result in a loss on derivatives. There may also be risks related to the counterparty's ability to perform. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Other investment strategies may pose risks to the Portfolio. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. See the prospectus for details.

      STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                                   ING            ING
                                                                   ING           MERCURY          MFS
                                                                 MARSICO       FUNDAMENTAL       TOTAL
                                                                  GROWTH         GROWTH          RETURN
                                                                PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                                ---------       ---------      ---------
ASSETS:
Investments in securities at value+*                          $  834,510,957   $16,732,979   $1,405,044,969
Short-term investments at value**                                189,804,670            --      365,798,080
Cash                                                                 655,320         3,049               --
Foreign currencies at value***                                            --            --               23
Receivables:
    Investment securities sold                                     3,368,100        94,787       22,823,859
    Dividends and interest                                           533,441        14,189        7,468,485
    Brokerage commission recapture                                    12,632            --           20,561
Prepaid expenses                                                       6,829           100           10,995
                                                              --------------   -----------   --------------
         Total assets                                          1,028,891,949    16,845,104    1,801,166,972
                                                              --------------   -----------   --------------

LIABILITIES:
Payable for investment securities purchased                               --            --        3,474,543
Payable to affiliates                                                705,779        14,787        1,016,640
Payable upon receipt of securities loaned                        173,605,210            --      365,798,080
Payable to custodian                                                      --            --       21,932,470
                                                              --------------   -----------   --------------
         Total liabilities                                       174,310,989        14,787      392,221,733
                                                              --------------   -----------   --------------
NET ASSETS                                                    $  854,580,960   $16,830,317   $1,408,945,239
                                                              ==============   ===========   ==============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                               $1,555,010,951   $14,528,563   $1,269,668,825
Undistributed net investment income (accumulated net
  investment loss)                                                    30,442       (28,480)      43,046,615
Accumulated net realized gain (loss) on investments and
  foreign currencies                                            (867,347,047)    1,044,660       14,740,936
Net unrealized appreciation on investments and foreign
  currencies                                                     166,886,614     1,285,574       81,488,863
                                                              --------------   -----------   --------------
NET ASSETS                                                    $  854,580,960   $16,830,317   $1,408,945,239
                                                              ==============   ===========   ==============
------------------
+ Including securities on loan at value                       $  172,074,118   $        --   $  362,309,293
* Cost of investments in securities                           $  667,628,697   $15,447,405   $1,430,099,607
** Cost of short-term investments                             $  189,805,210   $        --   $  365,798,080
*** Cost of foreign currencies                                $           --   $        --   $           23

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                                 ING            ING
                                                                  ING          MERCURY          MFS
                                                                MARSICO      FUNDAMENTAL       TOTAL
                                                                 GROWTH        GROWTH          RETURN
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                               ---------      ---------      ---------
CLASS A:
Net assets                                                    $ 11,098,641   $ 1,541,050   $   27,361,760
Shares authorized                                                unlimited     unlimited        unlimited
Par value                                                     $      0.001   $     0.001   $        0.001
Shares outstanding                                                 850,921       147,894        1,554,875
Net asset value and redemption price per share                $      13.04   $     10.42   $        17.60
CLASS I:
Net assets                                                    $  2,899,006           n/a   $    3,765,821
Shares authorized                                                unlimited     unlimited        unlimited
Par value                                                     $      0.001   $     0.001   $        0.001
Shares outstanding                                                 221,218           n/a          213,114
Net asset value and redemption price per share                $      13.10           n/a   $        17.67
CLASS R:
Net assets                                                    $    774,540   $    80,947   $    1,789,344
Shares authorized                                                unlimited     unlimited        unlimited
Par value                                                     $      0.001   $     0.001   $        0.001
Shares outstanding                                                  59,323         7,753          101,696
Net asset value and redemption price per share                $      13.06   $     10.44   $        17.60
CLASS S:
Net assets                                                    $839,808,773   $15,208,320   $1,376,028,314
Shares authorized                                                unlimited     unlimited        unlimited
Par value                                                     $      0.001   $     0.001   $        0.001
Shares outstanding                                              64,238,674     1,455,808       78,012,772
Net asset value and redemption price per share                $      13.07   $     10.45   $        17.64

                 See Accompanying Notes to Financial Statements

      STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                   ING              ING             ING
                                                              T. ROWE PRICE    T. ROWE PRICE     VAN KAMPEN
                                                                 CAPITAL           EQUITY         GROWTH &
                                                               APPRECIATION        INCOME          INCOME
                                                                PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                                ---------        ---------       ---------
ASSETS:
Investments in securities at value+*                          $1,434,704,875   $  821,974,428   $766,330,687
Short-term investments at value**                                355,662,514      147,720,171    175,416,008
Cash                                                             233,638,177       38,468,659          1,544
Receivables:
    Investment securities sold                                            --        1,215,288      4,785,852
    Dividends and interest                                         3,265,866        1,316,874      1,150,992
    Brokerage commission recapture                                     4,067           12,498         17,738
Prepaid expenses                                                      11,002            4,854          6,274
                                                              --------------   --------------   ------------
         Total assets                                          2,027,286,501    1,010,712,772    947,709,095
                                                              --------------   --------------   ------------

LIABILITIES:
Payable for investment securities purchased                               --        3,825,245      2,463,709
Payable to affiliates                                              1,207,735          625,504        598,781
Payable upon receipt of securities loaned                        355,662,514      147,720,171    142,256,159
                                                              --------------   --------------   ------------
         Total liabilities                                       356,870,249      152,170,920    145,318,649
                                                              --------------   --------------   ------------
NET ASSETS                                                    $1,670,416,252   $  858,541,852   $802,390,446
                                                              ==============   ==============   ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                               $1,293,116,862   $  784,185,954   $728,369,286
Undistributed net investment income                               30,511,232       13,199,884     12,252,568
Accumulated net realized gain (loss) on investments and
  foreign currencies                                              41,562,684        2,704,549    (38,216,250)
Net unrealized appreciation on investments and foreign
  currencies                                                     305,225,474       58,451,465     99,984,842
                                                              --------------   --------------   ------------
NET ASSETS                                                    $1,670,416,252   $  858,541,852   $802,390,446
                                                              ==============   ==============   ============
------------------
+ Including securities on loan at value                       $  349,304,790   $  143,981,811   $139,468,348
* Cost of investments in securities                           $1,129,479,401   $  763,522,963   $666,344,694
** Cost of short-term investments                             $  355,662,514   $  147,720,171   $175,417,159

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                   ING              ING            ING
                                                              T. ROWE PRICE    T. ROWE PRICE    VAN KAMPEN
                                                                 CAPITAL          EQUITY         GROWTH &
                                                               APPRECIATION       INCOME          INCOME
                                                                PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                                ---------        ---------      ---------
CLASS A:
Net assets                                                    $   35,708,410   $ 17,843,989    $ 34,661,257
Shares authorized                                                  unlimited      unlimited       unlimited
Par value                                                     $        0.001   $      0.001    $      0.001
Shares outstanding                                                 1,587,360      1,411,644       1,526,669
Net asset value and redemption price per share                $        22.50   $      12.64    $      22.70
CLASS I:
Net assets                                                    $   43,975,965   $  5,124,854             n/a
Shares authorized                                                  unlimited      unlimited       unlimited
Par value                                                     $        0.001   $      0.001    $      0.001
Shares outstanding                                                 1,951,143        404,211             n/a
Net asset value and redemption price per share                $        22.54   $      12.68             n/a
CLASS R:
Net assets                                                    $    3,040,355   $  1,290,613    $    274,930
Shares authorized                                                  unlimited      unlimited       unlimited
Par value                                                     $        0.001   $      0.001    $      0.001
Shares outstanding                                                   135,340        102,103          12,115
Net asset value and redemption price per share                $        22.46   $      12.64    $      22.69
CLASS S:
Net assets                                                    $1,587,691,522   $834,282,396    $767,454,259
Shares authorized                                                  unlimited      unlimited       unlimited
Par value                                                     $        0.001   $      0.001    $      0.001
Shares outstanding                                                70,523,748     65,902,849      33,784,856
Net asset value and redemption price per share                $        22.51   $      12.66    $      22.72

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                                 ING             ING
                                                                  ING          MERCURY           MFS
                                                                MARSICO      FUNDAMENTAL        TOTAL
                                                                 GROWTH        GROWTH          RETURN
                                                               PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                               ---------      ---------       ---------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*                     $  3,952,596    $  58,206    $     8,227,460
Interest                                                           208,661           --         13,391,616
Securities lending income                                           84,216           --            185,747
                                                              ------------    ---------    ---------------
    Total investment income                                      4,245,473       58,206         21,804,823
                                                              ------------    ---------    ---------------
EXPENSES:
Unified fees                                                     3,259,289       65,047          4,398,629
Distribution and service fees:
    Class A                                                         19,477        2,414             43,904
    Class R                                                          1,584          121              4,608
    Class S                                                      1,041,829       18,768          1,697,648
Trustee fees and expenses                                           24,545          336             39,432
                                                              ------------    ---------    ---------------
    Total expenses                                               4,346,724       86,686          6,184,221
Less:
    Brokerage commission recapture                                 129,602           --            113,174
    Reimbursement of unified fee                                        --           --              3,512
                                                              ------------    ---------    ---------------
    Net expenses                                                 4,217,122       86,686          6,067,535
                                                              ------------    ---------    ---------------
Net investment income (loss)                                        28,351      (28,480)        15,737,598
                                                              ------------    ---------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
  CURRENCIES:
Net realized gain (loss) on:
    Investments                                                 28,360,167      969,374         58,740,509
    Foreign currencies                                            (211,020)          --             29,512
                                                              ------------    ---------    ---------------
    Net realized gain on investments and foreign currencies     28,149,147      969,374         58,770,021
                                                              ------------    ---------    ---------------
Net change in unrealized appreciation or depreciation on:
    Investments                                                (17,071,159)    (619,366)       (40,640,111)
    Foreign currencies                                             204,503           --                 --
                                                              ------------    ---------    ---------------
Net change in unrealized appreciation or depreciation on
  investments and foreign currencies                           (16,866,656)    (619,366)       (40,639,143)
                                                              ------------    ---------    ---------------
Net realized and unrealized gain on investments and foreign
  currencies                                                    11,282,491      350,008         18,130,878
                                                              ------------    ---------    ---------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 11,310,842    $ 321,528    $    33,868,476
                                                              ============    =========    ===============
------------------
* Foreign taxes                                               $     20,737    $   1,045    $        95,144

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                   ING             ING            ING
                                                              T. ROWE PRICE   T. ROWE PRICE   VAN KAMPEN
                                                                 CAPITAL         EQUITY        GROWTH &
                                                              APPRECIATION       INCOME         INCOME
                                                                PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                                ---------       ---------      ---------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*                      $13,409,416     $ 8,061,984    $ 7,519,195
Interest                                                         4,078,630         193,422        129,980
Securities lending income                                          146,468          51,913         79,763
Other                                                                  557              --             --
                                                               -----------     -----------    -----------
    Total investment income                                     17,635,071       8,307,319      7,728,938
                                                               -----------     -----------    -----------
EXPENSES:
Unified fees                                                     5,137,610       2,500,377      2,619,734
Distribution and service fees:
    Class A                                                         54,522          28,733         57,621
    Class R                                                          7,002           1,596            541
    Class S                                                      1,853,208         920,687        952,852
Trustee fees and expenses                                           39,388          17,288         22,422
                                                               -----------     -----------    -----------
    Total expenses                                               7,091,730       3,468,681      3,653,170
Less:
    Brokerage commission recapture                                  48,232          29,282        103,157
                                                               -----------     -----------    -----------
    Net expenses                                                 7,043,498       3,439,399      3,550,013
                                                               -----------     -----------    -----------
Net investment income                                           10,591,573       4,867,920      4,178,925
                                                               -----------     -----------    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES:
Net realized gain on:
    Investments                                                 29,368,681       8,359,088     28,292,477
    Foreign currencies                                              24,190              --             --
                                                               -----------     -----------    -----------
Net realized gain on investments and foreign currencies         29,392,871       8,359,088     28,292,477
                                                               -----------     -----------    -----------
Net change in unrealized appreciation or depreciation on:
    Investments                                                 43,179,889      19,880,464     (6,743,856)
    Foreign currencies                                               1,233              --             --
                                                               -----------     -----------    -----------
Net change in unrealized appreciation or depreciation on
  investments and foreign currencies                            43,181,122      19,880,464     (6,743,856)
                                                               -----------     -----------    -----------
Net realized and unrealized gain on investments and foreign
  currencies                                                    72,573,993      28,239,552     21,548,621
                                                               -----------     -----------    -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $83,165,566     $33,107,472    $25,727,546
                                                               ===========     ===========    ===========
------------------
* Foreign taxes                                                $   106,882     $    59,836    $   212,953

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                        ING MARSICO             ING MERCURY FUNDAMENTAL                 ING MFS
                                      GROWTH PORTFOLIO              GROWTH PORTFOLIO            TOTAL RETURN PORTFOLIO
                                ----------------------------   --------------------------   -------------------------------
                                 SIX MONTHS        YEAR        SIX MONTHS        YEAR         SIX MONTHS          YEAR
                                   ENDED           ENDED          ENDED         ENDED           ENDED            ENDED
                                  JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,      JUNE 30,       DECEMBER 31,
                                    2004           2003           2004           2003            2004             2003
                                    ----           ----           ----           ----            ----             ----
FROM OPERATIONS:
Net investment income (loss)    $     28,351   $  (1,181,750)  $   (28,480)  $   (26,749)   $   15,737,598   $   27,456,723
Net realized gain on
  investments and foreign
  currencies                      28,149,147       2,039,677       969,379       405,450        58,770,021        5,333,523
Net change in unrealized
  appreciation or depreciation
  on investments and foreign
  currencies                     (16,866,656)    197,329,915      (619,371)    2,221,210       (40,639,143)     149,320,174
                                ------------   -------------   -----------   -----------    --------------   --------------
Net increase in net assets
  resulting from operations       11,310,842     198,187,842       321,528     2,599,911        33,868,476      182,110,420
                                ------------   -------------   -----------   -----------    --------------   --------------
FROM DISTRIBUTIONS TO
  SHAREHOLDERS:
Net investment income:
    Class A                               --              --            --            --                --          (71,275)
    Class I                               --              --            --            --                --          (13,130)
    Class R                               --              --            --            --                --               (5)
    Class S                               --              --            --            --                --       (6,109,182)
                                ------------   -------------   -----------   -----------    --------------   --------------
Total distributions                       --              --            --            --                --       (6,193,592)
                                ------------   -------------   -----------   -----------    --------------   --------------
FROM CAPITAL SHARE
  TRANSACTIONS:
Net proceeds from sale of
  shares                          28,788,975     165,311,762     5,161,519    10,189,970        78,309,686      244,726,802
Dividends reinvested                      --              --            --            --                --        6,193,592
                                ------------   -------------   -----------   -----------    --------------   --------------
                                  28,788,975     165,311,762     5,161,519    10,189,970        78,309,686      250,920,394
Cost of shares redeemed          (41,017,063)   (124,328,428)   (3,990,073)   (2,327,009)      (49,739,508)    (107,799,400)
                                ------------   -------------   -----------   -----------    --------------   --------------
Net increase (decrease) in net
  asset resulting from capital
  share transactions             (12,228,088)     40,983,334     1,171,446     7,862,961        28,570,178      143,120,994
                                ------------   -------------   -----------   -----------    --------------   --------------
Net increase (decrease) in net
  assets                            (917,246)    239,171,176     1,492,974    10,462,872        62,438,654      319,037,822
                                ------------   -------------   -----------   -----------    --------------   --------------
NET ASSETS:
Beginning of period              855,498,206     616,327,030    15,337,343     4,874,471     1,346,506,585    1,027,468,763
                                ------------   -------------   -----------   -----------    --------------   --------------
End of period                   $854,580,960   $ 855,498,206   $16,830,317   $15,337,343    $1,408,945,239   $1,346,506,585
                                ============   =============   ===========   ===========    ==============   ==============
Undistributed net investment
  income (accumulated net
  investment loss) at end of
  period                        $     30,442   $       2,091   $   (28,480)  $        --    $   43,046,615   $   27,309,017
                                ============   =============   ===========   ===========    ==============   ==============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                  ING T. ROWE PRICE EQUITY
                                      ING T. ROWE PRICE               INCOME PORTFOLIO               ING VAN KAMPEN
                               CAPITAL APPRECIATION PORTFOLIO    ---------------------------    GROWTH & INCOME PORTFOLIO
                               -------------------------------   ---------------------------   ---------------------------
                                 SIX MONTHS          YEAR         SIX MONTHS        YEAR        SIX MONTHS        YEAR
                                   ENDED            ENDED           ENDED          ENDED          ENDED          ENDED
                                  JUNE 30,       DECEMBER 31,      JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,
                                    2004             2003            2004           2003           2004           2003
                                    ----             ----            ----           ----           ----           ----
FROM OPERATIONS:
Net investment income          $   10,591,573   $   19,932,394   $  4,867,920   $  8,346,960   $  4,178,925   $  8,075,339
Net realized gain on
  investments and foreign
  currencies                       29,392,871       12,923,785      8,359,088      5,920,445     28,292,477     16,524,400
Net change in unrealized
  appreciation or
  depreciation on investments
  and foreign currencies           43,181,122      243,490,118     19,880,464    106,370,776     (6,743,856)   140,921,312
                               --------------   --------------   ------------   ------------   ------------   ------------
Net increase in net assets
  resulting from operations        83,165,566      276,346,297     33,107,472    120,638,181     25,727,546    165,521,051
                               --------------   --------------   ------------   ------------   ------------   ------------
FROM DISTRIBUTIONS TO
  SHAREHOLDERS:
Net investment income:
    Class A                                --          (50,880)            --        (22,774)            --        (42,172)
    Class I                                --         (151,060)            --         (9,105)            --             --
    Class R                                --             (151)            --             --             --             --
    Class S                                --       (4,311,651)            --     (1,645,771)            --     (1,730,982)
Net realized gains:
    Class A                                --          (22,277)            --        (13,093)            --             --
    Class I                                --          (39,428)            --         (3,057)            --             --
    Class R                                --              (44)            --             --             --             --
    Class S                                --       (1,597,151)            --       (758,764)            --             --
                               --------------   --------------   ------------   ------------   ------------   ------------
Total distributions                        --       (6,172,642)            --     (2,452,564)            --     (1,773,154)
                               --------------   --------------   ------------   ------------   ------------   ------------
FROM CAPITAL SHARE
  TRANSACTIONS:
Net proceeds from sale of
  shares                          154,997,594      279,764,668    162,620,260    167,810,828     25,456,080     84,745,954
Dividends reinvested                       --        6,172,642             --      2,452,564             --      1,773,154
                               --------------   --------------   ------------   ------------   ------------   ------------
                                  154,997,594      285,937,310    162,620,260    170,263,392     25,456,080     86,519,108
Cost of shares redeemed           (35,598,609)     (84,074,750)   (10,176,257)   (34,384,898)   (32,619,232)   (67,281,263)
                               --------------   --------------   ------------   ------------   ------------   ------------
Net increase (decrease) in
  net asset resulting from
  capital share transactions      119,398,985      201,862,560    152,444,003    135,878,494     (7,163,152)    19,237,845
                               --------------   --------------   ------------   ------------   ------------   ------------
Net increase in net assets        202,564,551      472,036,215    185,551,475    254,064,111     18,564,394    182,985,742
                               --------------   --------------   ------------   ------------   ------------   ------------
NET ASSETS:
Beginning of period             1,467,851,701      995,815,486    672,990,377    418,926,266    783,826,052    600,840,310
                               --------------   --------------   ------------   ------------   ------------   ------------
End of period                  $1,670,416,252   $1,467,851,701   $858,541,852   $672,990,377   $802,390,446   $783,826,052
                               ==============   ==============   ============   ============   ============   ============
Undistributed net investment
  income at end of period      $   30,511,232   $   19,919,659   $ 13,199,884   $  8,331,964   $ 12,252,568   $  8,073,643
                               ==============   ==============   ============   ============   ============   ============

                 See Accompanying Notes to Financial Statements

ING MARSICO GROWTH PORTFOLIO (UNAUDITED)                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                             CLASS R
                                                                    -------------------------
                                                                    SIX MONTHS
                                                                      ENDED      PERIOD ENDED
                                                                     JUNE 30,    DECEMBER 31,
                                                                       2004        2003(A)
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      12.90         12.92
 Income (loss) from investment operations:
 Net investment income (loss)                                  $      (0.01)         0.00(1)
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                            $       0.17         (0.02)
 Total from investment operations                              $       0.16         (0.02)
 Net asset value, end of period                                $      13.06         12.90
 TOTAL RETURN++                                                %       1.24         (0.15)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        775            35
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                         %       1.34          0.97
 Before brokerage commission recapture+                        %       1.37          0.99
 Ratio of net investment loss to average net assets+           %      (0.34)        (0.93)
 Portfolio turnover rate                                       %         54            82
---------------------------------------------------------------------------------------------

(A)  Class R commenced operations on December 31, 2003.

(1)  Amount is less than $0.01.

+    Annualized for periods less than one year.

++ Total return for periods less than one year are not annualized.

                 See Accompanying Notes to Financial Statements

ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO (UNAUDITED)        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                      CLASS R
                                                                    ------------
                                                                    PERIOD ENDED
                                                                      JUNE 30,
                                                                      2004(A)
--------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       10.06
 Income (loss) from investment operations:
 Net investment loss                                           $       (0.02)
 Net realized and unrealized gain on investments               $        0.40
 Total from investment operations                              $        0.38
 Net asset value, end of period                                $       10.44
 TOTAL RETURN++                                                %        3.78

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $          81
 Ratio of operating expenses to average net assets+            %        1.39
 Ratio of net investment loss to average net assets+           %       (0.57)
 Portfolio turnover rate                                       %          48
--------------------------------------------------------------------------------

(A)  Class R commenced operations on March 17, 2004.

+    Annualized for periods less than one year.

++ Total return for periods less than one year are not annualized.

                 See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO (UNAUDITED)                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                             CLASS R
                                                                    -------------------------
                                                                    SIX MONTHS
                                                                      ENDED      PERIOD ENDED
                                                                     JUNE 30,    DECEMBER 31,
                                                                       2004        2003(A)
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $      17.19         16.82
 Income (loss) from investment operations:
 Net investment income (loss)                                  $      (0.20)         0.01
 Net realized and unrealized gain on investments and foreign
 currencies                                                    $       0.61          0.45
 Total from investment operations                              $       0.41          0.46
 Less distributions:
 Dividends from net investment income                          $         --         (0.09)
 Total distributions                                           $         --         (0.09)
 Net asset value, end of period                                $      17.60         17.19
 TOTAL RETURN++                                                %       2.39          2.77

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      1,789             1
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture and sub-advisory
 expense reimbursement+                                        %       1.23          1.04
 Before brokerage commission recapture and sub-advisory
 expense reimbursement+                                        %       1.25          1.05
 Ratio of net investment income to average net assets+         %       2.00          1.85
 Portfolio turnover rate                                       %         38            57
---------------------------------------------------------------------------------------------

(A)  Class R commenced operations on December 16, 2003.

+    Annualized for periods less than one year.

++ Total return for periods less than one year are not annualized.

                 See Accompanying Notes to Financial Statements

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (UNAUDITED)           FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                            CLASS R
                                                                   -------------------------
                                                                   SIX MONTHS      PERIOD
                                                                     ENDED         ENDED
                                                                    JUNE 30,    DECEMBER 31,
                                                                      2004        2003(A)
--------------------------------------------------------------------------------------------
 Net asset value, beginning of period                         $      21.34         20.75
 Income (loss) from investment operations:
 Net investment income (loss)                                 $      (0.19)         0.01
 Net realized and unrealized gain on investments and foreign
 currencies                                                   $       1.31          0.68
 Total from investment operations                             $       1.12          0.69
 Less distributions:
 Dividends from net investment income                         $         --         (0.08)
 Distributions from capital gains                             $         --         (0.02)
 Total distributions                                          $         --         (0.10)
 Net asset value, end of period                               $      22.46         21.34
 TOTAL RETURN++                                               %       5.25          3.72

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                            $      3,040            42
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                        %       1.26          1.28
 Before brokerage commission recapture+                       %       1.27          1.29
 Ratio of net investment income to average net assets+        %       1.13          2.72
 Portfolio turnover rate                                      %         13            12
--------------------------------------------------------------------------------------------

(A)  Class R commenced operations on December 16, 2003.

+    Annualized for periods less than one year.

++ Total return for periods less than one year are not annualized.

                 See Accompanying Notes to Financial Statements

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO (UNAUDITED)       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                      CLASS R
                                                                    ------------
                                                                    PERIOD ENDED
                                                                      JUNE 30,
                                                                      2004(A)
--------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       12.35
 Income from investment operations:
 Net investment income                                         $        0.03
 Net realized and unrealized gain on investments               $        0.26
 Total from investment operations                              $        0.29
 Less distributions:
 Dividends from net investment income                          $          --
 Distributions from capital gains                              $          --
 Total distributions                                           $          --
 Net asset value, end of period                                $       12.64
 TOTAL RETURN++                                                %        2.35

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $       1,291
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                         %        1.25
 Before brokerage commission recapture+                        %        1.25
 Ratio of net investment income to average net assets+         %        1.00
 Portfolio turnover rate                                       %           6
--------------------------------------------------------------------------------

(A)  Class R commenced operations on January 15, 2004.

+    Annualized for periods less than one year.

++ Total return for periods less than one year are not annualized.

                 See Accompanying Notes to Financial Statements

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO (UNAUDITED)  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                      CLASS R
                                                                    ------------
                                                                    PERIOD ENDED
                                                                      JUNE 30,
                                                                      2004(A)
--------------------------------------------------------------------------------
 Net asset value, beginning of period                          $       22.77
 Income (loss) from investment operations:
 Net investment income                                         $        0.07
 Net realized and unrealized loss on investments               $       (0.15)
 Total from investment operations                              $       (0.08)
 Less distributions:
 Dividends from net investment income                          $          --
 Total distributions                                           $          --
 Net asset value, end of period                                $       22.69
 TOTAL RETURN++                                                %       (0.35)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $         275
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                         %        1.23
 Before brokerage commission recapture+                        %        1.27
 Ratio of net investment income to average net assets:+        %        0.94
 Portfolio turnover rate                                       %          27
--------------------------------------------------------------------------------

(A)  Class R commenced operations on February 22, 2004.

+    Annualized for periods less than one year.

++ Total return for periods less than one year are not annualized.

                 See Accompanying Notes to Financial Statements

         NOTES TO FINANCIAL STATEMENTS as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The ING Investors Trust (the "Trust", formerly the GCG Trust) is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of 46 portfolios. Six portfolios in this report are: ING Marsico Growth Portfolio ("Marsico Growth"), ING Mercury Fundamental Growth Portfolio ("Mercury Fundamental Growth"), ING MFS Total Return Portfolio ("MFS Total Return"), ING
T. Rowe Price Capital Appreciation Portfolio ("T. Rowe Price Capital Appreciation"), ING T. Rowe Price Equity Income Portfolio ("T. Rowe Price Equity Income") and ING Van Kampen Growth and Income Portfolio ("Van Kampen Growth and Income") (collectively the "Portfolios").

The Portfolios are diversified. The Portfolios are authorized to offer four classes of shares (Class S, Class A, Class I and Class R); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. All shareholders bear the common expenses of the Portfolio and earn income and gains and losses from the Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized allocations and from differences in separate class expenses, including shareholder servicing fees. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Portfolios serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep N.V. ("ING"), Equitable Life Insurance Company of Iowa, an indirect wholly owned subsidiary of ING, Security Life of Denver, an indirect wholly owned subsidiary of ING, Southland Life Insurance Company, an indirect wholly owned subsidiary of ING, ReliaStar Life Insurance Company, an indirect wholly owned subsidiary of ING, United Life Annuities, an indirect wholly owned subsidiary of Golden American and ReliaStar Life Insurance Company of New York, an indirect wholly owned subsidiary of Golden American. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at the NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time such valuation is determined by each Portfolio's custodian. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

      Securities and assets for which market quotations are not readily available (which may

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board of Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE.

      Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

      Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

E. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly by the Liquid Assets Portfolio. For all other Portfolios, net investment income, if any, will be declared and paid annually. Each portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

G. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required.

      The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

H. Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities,

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

I. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the securities at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

J. Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L. Swap Contracts. Certain Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

M. Credit Default Swaps. The PIMCO Core Bond may enter into credit default swap contracts for investment purposes. All other Portfolios may purchase credit default swap contracts in order to hedge against risk of default of debt securities held in their portfolio.

      As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, a Portfolio would be subject to investment exposure on the notional amount of the swap.

      When a Portfolio purchases a credit default swap, the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the Portfolios in the event of a default.

N. Illiquid and Restricted Securities. The Portfolios may invest up to 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended June 30, 2004, the cost of purchases and the proceeds from the sales of securities, excluding U.S. Government and short-term securities, were as follows:

                                       PURCHASES        SALES
                                      ------------   ------------
Marsico Growth                        $437,320,279   $433,068,759
Mercury Fundamental Growth               8,887,503      7,290,768
MFS Total Return                       455,019,606    437,274,878
T. Rowe Price Capital
  Appreciation                         283,285,238    174,163,712
T. Rowe Price Equity Income            194,435,800     47,720,985
Van Kampen Growth and Income           211,884,980    241,205,211

U.S. Government Securities not included above were as follows:

                                       PURCHASES        SALES
                                      ------------   ------------
MFS Total Return                       133,002,320     94,500,763
T. Rowe Price Capital
  Appreciation                                  --     19,500,000

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Directed Services, Inc. (the "Manager" or "DSI"), an indirect wholly owned subsidiary of ING, provides all of the Portfolios with advisory and administrative services under a Management Agreement (the "Agreement"). Under the Agreement, the Manager has overall responsibility for engaging portfolio managers and for monitoring and evaluating the management of the assets of each Portfolio by the portfolio managers. Portfolio managers have full investment discretion and make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Agreement, the Manager also is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Trust, including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend reimbursing, auditing and ordinary legal

--------------------------------------------------------------------------------

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (CONTINUED)

expenses. The Manager does not bear the expense of brokerage fees, taxes, interest, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses. As compensation for its services under the Management Agreement, the Trust pays the manager a monthly fee (a "Unified Fee") based on the following annual rates of the average daily net assets of the Portfolios:

PORTFOLIO                       FEE
---------                       ---
Marsico Growth*                 0.80% of the next $400 million;
                                0.75% of the next $450 million;
                                and 0.70% of the amount in excess
                                of $1.1 billion
AIM Mid Cap Growth, Capital     0.75% of the first $750 million
Guardian Small Cap, Eagle       0.70% of the next $1.25 billion;
Asset Value Equity, Hard        0.65% of the next $1.5 billion;
Assets, Jennison Equity         and 0.60% of the amount in excess
Opportunities, T. Rowe Price    of $3.5 billion
Capital Appreciation, T. Rowe
Price Equity Income, Van
Kampen Growth and Income and
Van Kampen Real Estate*
MFS Mid-Cap Growth, MFS         0.75% of the first $250 million;
Research and MFS Total Return*  0.70% of the next $400 million;
                                0.65% of the next $450 million;
                                and 0.60% of the amount in excess
                                of $1.1 billion
Mercury Focus Value and         0.80% of the first $500 million;
Mercury Fundamental Growth      0.75% of the next $250 million;
                                0.70% of the next $500 million;
                                0.65% of the next $750 million;
                                and 0.60% thereafter

* Fee is calculated using the combined net assets of these Portfolios

DSI has voluntarily agreed to reimburse the Portfolios' managed by MFS a portion of the management fees. For the six months ended June 30, 2004, DSI reimbursed $3,512 to the MFS Total Return Portfolios. DSI is not obligated to reimburse these amounts and may choose not to do so in the future.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Class S and Class A of each Portfolio of the Trust. The Agreement allows Directed Services, Inc. (the "Distributor" or "DSI") to make payments under the Agreement to insurance companies, broker-dealers or other financial intermediaries that provide services relating to each class of shares. Under the Agreement, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A and Class S, respectively. The Portfolios have accrued the 0.25% service fee for each class, listed in their Statements of Operations.

Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the "Class A Plan") with DSI on behalf of the Class A shares of the Portfolio. The Class A Plan provides that the Class A shares shall pay a 12b-1 distribution fee, for distribution services including payments to DSI, the Distributor, at an annual rate of the average daily net assets. [For the six months ended June 30, 2004, Class A shares paid 12b-1 fees at a rate of 0.15% of average daily net assets.] There is a written waiver of 0.10%.

The Manager and the Trust have entered into Portfolio Management Agreements with the Portfolio Managers. These Portfolio Managers provide investment advice for the various Portfolios and are paid by the Manager based on the average daily net assets of the respective Portfolios. The Portfolio Managers of each of the Series are as follows (*related party Advisor):

SERIES                            PORTFOLIO MANAGER
------                            -----------------
Marsico Growth                    Marsico Capital Management, LLC
Mercury Fundamental Growth        Fund Asset Management L.P.
MFS Total Return                  Massachusetts Financial Services
                                  Company
T. Rowe Price Capital             T. Rowe Price Associates, Inc.
Appreciation
T. Rowe Price Equity Income       T. Rowe Price Associates, Inc.
Van Kampen Growth and Income      Morgan Stanley Investment
                                  Management, Inc. d/b/a Van
                                  Kampen

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Manager may direct the Trust's portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Series are reflected as a reimbursement of expenses in the Statements of Operations.

At June 30, 2004 the Portfolios had the following amounts recorded in payable to affiliates on the

--------------------------------------------------------------------------------

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (CONTINUED)

accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                        ACCRUED         ACCRUED
                       INVESTMENT   DISTRIBUTION AND
                       MANAGEMENT     SHAREHOLDER
                          FEES        SERVICE FEES       TOTAL
                       ----------   ----------------   ----------
Marsico Growth          $532,360        $173,419       $  705,779
Mercury Fundamental
  Growth                  11,114           3,673           14,787
MFS Total Return         727,559         289,081        1,016,640
T. Rowe Price Capital
  Appreciation           878,675         328,860        1,207,735
T. Rowe Price Equity
  Income                 452,826         172,678          625,504
Van Kampen Growth and
  Income                 431,407         167,374          598,781

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 7 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

                                        CLASS A                       CLASS I                      CLASS R               CLASS S
                               --------------------------   ---------------------------   -------------------------   -------------
                               SIX-MONTHS                    SIX-MONTHS                   SIX-MONTHS                   SIX-MONTHS
                                  ENDED       YEAR ENDED       ENDED       PERIOD ENDED     ENDED      PERIOD ENDED       ENDED
                                JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,    JUNE 30,    DECEMBER 31,     JUNE 30,
                                  2004           2003           2004         2003(1)         2004        2003(1)          2004
                                  ----           ----           ----         -------         ----        -------          ----
MARSICO GROWTH
(NUMBER OF SHARES)
Shares sold                        237,053       639,769         112,940       196,418        62,770       2,741          1,807,697
Shares redeemed                    (28,273)       (8,122)        (40,901)      (47,239)       (6,188)         --         (3,111,574)
                               -----------   ------------   ------------   ------------   ----------     -------      -------------
Net increase (decrease) in
 shares outstanding                208,780       631,647          72,039       149,179        56,582       2,741         (1,303,877)
                               ===========   ============   ============   ============   ==========     =======      =============
MARSICO GROWTH ($)
Shares sold                    $ 3,061,956   $ 7,279,427    $  1,465,036   $ 2,417,535    $  811,037     $35,406      $  23,450,946
Shares redeemed                   (365,930)      (98,874)       (526,324)     (598,181)      (80,362)         --        (40,044,447)
                               -----------   ------------   ------------   ------------   ----------     -------      -------------
Net increase (decrease)        $ 2,696,026   $ 7,180,553    $    938,712   $ 1,819,354    $  730,675     $35,406      $ (16,593,501)
                               ===========   ============   ============   ============   ==========     =======      =============

                                  CLASS S
                               -------------

                                YEAR ENDED
                               DECEMBER 31,
                                   2003
                                   ----
MARSICO GROWTH
(NUMBER OF SHARES)
Shares sold                       13,747,487
Shares redeemed                  (11,628,642)
                               -------------
Net increase (decrease) in
 shares outstanding                2,118,845
                               =============
MARSICO GROWTH ($)
Shares sold                    $ 155,579,394
Shares redeemed                 (123,631,373)
                               -------------
Net increase (decrease)        $  31,948,021
                               =============

                                                                   CLASS A               CLASS R                CLASS S
                                                          --------------------------   ------------   ---------------------------
                                                          SIX-MONTHS                    SIX-MONTHS     SIX-MONTHS
                                                             ENDED       YEAR ENDED       ENDED          ENDED        YEAR ENDED
                                                           JUNE 30,     DECEMBER 31,     JUNE 30,       JUNE 30,     DECEMBER 31,
                                                             2004           2003           2004           2004           2003
                                                             ----           ----           ----           ----           ----
MERCURY FUNDAMENTAL GROWTH
(NUMBER OF SHARES)
Shares sold                                                    67,682        75,037           7,753        425,704     1,086,048
Shares redeemed                                                (3,738)       (5,694)             (1)      (386,290)     (260,318)
                                                          -----------   ------------   ------------   ------------    ----------
Net increase in shares outstanding                             63,944        69,343           7,752         39,414       825,730
                                                          ===========   ============   ============   ============    ==========
MERCURY FUNDAMENTAL
 GROWTH ($)
Shares sold                                               $   701,206   $ 9,610,252    $     78,849   $  4,381,464    $  579,718
Shares redeemed                                               (37,428)   (2,275,393)            (10)    (3,952,637)      (51,616)
                                                          -----------   ------------   ------------   ------------    ----------
Net increase                                              $   663,778   $ 7,334,859    $     78,839   $    428,827    $  528,102
                                                          ===========   ============   ============   ============    ==========

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                        CLASS A                       CLASS I                      CLASS R               CLASS S
                               --------------------------   ---------------------------   -------------------------   -------------
                               SIX-MONTHS                    SIX-MONTHS                   SIX-MONTHS                   SIX-MONTHS
                                  ENDED       YEAR ENDED       ENDED       PERIOD ENDED     ENDED      PERIOD ENDED       ENDED
                                JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,    JUNE 30,    DECEMBER 31,     JUNE 30,
                                  2004           2003           2004         2003(1)         2004        2003(2)          2004
                                  ----           ----           ----         -------         ----        -------          ----
MFS TOTAL RETURN
 (NUMBER OF SHARES)
Shares sold                        525,370     1,015,956          94,507       142,884       120,914          48          3,731,365
Shares issued as reinvestment
 of dividends                           --         4,203              --           773            --          --                 --
Shares redeemed                    (20,308)      (35,502)        (15,159)       (9,890)      (19,266)         --         (2,791,271)
                               -----------   ------------   ------------   ------------   ----------     -------      -------------
Net increase in shares
 outstanding                       505,062       984,657          79,348       133,767       101,648          48            940,094
                               ===========   ============   ============   ============   ==========     =======      =============
MFS TOTAL RETURN ($)
Shares sold                    $ 9,152,991   $15,970,301    $  1,656,036   $ 2,269,533    $2,115,321     $   821      $  65,385,337
Shares issued as reinvestment
 of dividends                           --        71,275              --        13,130            --           5                 --
Shares redeemed                   (353,578)     (554,638)       (265,839)     (158,910)     (336,706)        (17)       (48,783,385)
                               -----------   ------------   ------------   ------------   ----------     -------      -------------
Net increase                   $ 8,799,413   $15,486,938    $  1,390,197   $ 2,123,753    $1,778,615     $   809      $  16,601,952
                               ===========   ============   ============   ============   ==========     =======      =============

                                  CLASS S
                               -------------

                                YEAR ENDED
                               DECEMBER 31,
                                   2003
                                   ----
MFS TOTAL RETURN
 (NUMBER OF SHARES)
Shares sold                       14,161,715
Shares issued as reinvestment
 of dividends                        359,575
Shares redeemed                   (6,750,738)
                               -------------
Net increase in shares
 outstanding                       7,770,552
                               =============
MFS TOTAL RETURN ($)
Shares sold                    $ 226,486,147
Shares issued as reinvestment
 of dividends                      6,109,182
Shares redeemed                 (107,085,835)
                               -------------
Net increase                   $ 125,509,494
                               =============

                                        CLASS A                       CLASS I                      CLASS R               CLASS S
                               --------------------------   ---------------------------   -------------------------   -------------
                               SIX-MONTHS                    SIX-MONTHS                   SIX-MONTHS                   SIX-MONTHS
                                  ENDED       YEAR ENDED       ENDED       PERIOD ENDED     ENDED      PERIOD ENDED       ENDED
                                JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,    JUNE 30,    DECEMBER 31,     JUNE 30,
                                  2004           2003           2004         2003(2)         2004        2003(2)          2004
                                  ----           ----           ----         -------         ----        -------          ----
T. ROWE PRICE CAPITAL APPRECIATION
(NUMBER OF SHARES)
Shares sold                        651,292       912,208         403,757     2,198,817       140,905       2,000          5,904,065
Shares issued as reinvestment
 of dividends                           --         3,489              --         9,088            --          10                 --
Shares redeemed                     (6,260)      (26,061)        (75,721)     (584,797)       (7,546)        (29)        (1,546,895)
                               -----------   ------------   ------------   ------------   ----------     -------      -------------
Net increase in shares
 outstanding                       645,032       889,636         328,036     1,623,108       133,359       1,981          4,357,170
                               ===========   ============   ============   ============   ==========     =======      =============
T. ROWE PRICE CAPITAL
 APPRECIATION ($)
Shares sold                    $14,186,107   $16,914,007    $  8,834,392   $39,702,012    $3,057,201     $41,479      $ 128,919,894
Shares issued as reinvestment
 of dividends                           --        73,158              --       190,489            --         195                 --
Shares redeemed                   (135,423)     (441,243)     (1,655,018)  (10,626,505)     (163,776)       (584)       (33,644,392)
                               -----------   ------------   ------------   ------------   ----------     -------      -------------
Net increase                   $14,050,684   $16,545,922    $  7,179,374   $29,265,996    $2,893,425     $41,090      $  95,275,502
                               ===========   ============   ============   ============   ==========     =======      =============

                                  CLASS S
                               -------------

                                YEAR ENDED
                               DECEMBER 31,
                                   2003
                                   ----
T. ROWE PRICE CAPITAL APPRECI
(NUMBER OF SHARES)
Shares sold                       12,001,181
Shares issued as reinvestment
 of dividends                        281,774
Shares redeemed                   (4,189,212)
                               -------------
Net increase in shares
 outstanding                       8,093,743
                               =============
T. ROWE PRICE CAPITAL
 APPRECIATION ($)
Shares sold                    $ 223,107,170
Shares issued as reinvestment
 of dividends                      5,908,800
Shares redeemed                  (73,006,418)
                               -------------
Net increase                   $ 156,009,552
                               =============

                                    CLASS A                       CLASS I                CLASS R                 CLASS S
                           --------------------------   ---------------------------   -------------   -----------------------------
                           SIX-MONTHS                    SIX-MONTHS                    SIX-MONTHS      SIX-MONTHS
                              ENDED       YEAR ENDED       ENDED       PERIOD ENDED       ENDED           ENDED        YEAR ENDED
                            JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,        JUNE 30,      DECEMBER 31,
                              2004           2003           2004         2003(1)          2004            2004            2003
                              ----           ----           ----         -------          ----            ----            ----
T. ROWE PRICE EQUITY INCOME
(NUMBER OF SHARES)
Shares sold                    538,113       933,839         211,260       242,047          110,043      12,278,337      14,570,800
Shares issued as
 reinvestment of
 dividends                          --         3,029              --         1,026               --              --         202,914
Shares redeemed                (64,333)      (65,923)        (34,799)      (15,323)          (7,941)       (718,577)     (3,479,103)
                           -----------   ------------   ------------   ------------   -------------   -------------   -------------
Net increase in shares
 outstanding                   473,780       870,945         176,461       227,750          102,102      11,559,760      11,294,611
                           ===========   ============   ============   ============   =============   =============   =============
T. ROWE PRICE EQUITY
 INCOME ($)
Shares sold                $ 6,649,988   $ 9,796,326    $  2,619,831   $ 2,656,306    $   1,368,591   $ 151,981,850   $ 155,358,196
Shares issued as
 reinvestment of
 dividends                          --        35,867              --        12,162               --              --       2,404,535
Shares redeemed               (793,945)     (610,318)       (426,376)     (172,722)        (100,124)     (8,855,811)    (33,601,858)
                           -----------   ------------   ------------   ------------   -------------   -------------   -------------
Net increase               $ 5,856,043   $ 9,221,875    $  2,193,455   $ 2,495,746    $   1,268,467   $ 143,126,039   $ 124,160,873
                           ===========   ============   ============   ============   =============   =============   =============


--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)


                                                                  CLASS A                CLASS R                CLASS S
                                                         --------------------------   -------------   ---------------------------
                                                         SIX-MONTHS                    SIX-MONTHS      SIX-MONTHS
                                                            ENDED       YEAR ENDED        ENDED          ENDED        YEAR ENDED
                                                          JUNE 30,     DECEMBER 31,     JUNE 30,        JUNE 30,     DECEMBER 31,
                                                            2004           2003           2004            2004           2003
                                                            ----           ----           ----            ----           ----
VAN KAMPEN GROWTH & INCOME
(NUMBER OF SHARES)
Shares sold                                                  482,810     1,094,554           12,535        636,862     3,401,296
Shares issued as reinvestment of dividends                        --         1,962               --             --        80,511
Shares redeemed                                              (51,177)      (59,420)            (422)    (1,410,099)   (3,727,930)
                                                         -----------   ------------   -------------   ------------   -----------
Net increase (decrease) in shares outstanding                431,633     1,037,096           12,113       (773,237)     (246,123)
                                                         ===========   ============   =============   ============   ===========
VAN KAMPEN GROWTH &
 INCOME ($)
Shares sold                                              $10,808,546   $20,578,873    $     282,616   $ 14,364,919   $64,167,081
Shares issued as reinvestment of dividends                        --        42,172               --             --     1,730,982
Shares redeemed                                           (1,146,451)   (1,053,701)          (9,354)   (31,463,427)  (66,227,562)
                                                         -----------   ------------   -------------   ------------   -----------
Net increase (decrease)                                  $ 9,662,095   $19,567,344    $     273,262   $(17,098,508)  $  (329,499)
                                                         ===========   ============   =============   ============   ===========

NOTE 8 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios' Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% of the Portfolios' net assets, at market value, at time of purchase.

                                                                      SHARES/       INITIAL                                 PERCENT
                                                                     PRINCIPAL    ACQUISITION                               OF NET
PORTFOLIO                                SECURITY                     AMOUNT         DATE          COST          VALUE      ASSETS
---------                                --------                   -----------   -----------   -----------   -----------   -------
T. Rowe Price Capital
  Appreciation            Gap, Inc., 5.750%, due 03/15/09             2,950,000    02/28/02     $ 3,093,791   $ 4,602,000     0.3%
                          Lowe's Cos., Inc., 0.810%, due 02/16/21     1,550,000    02/12/01       1,025,477     1,354,313     0.1%
                          Roche Holdings, Inc., 2.940%, due
                          07/25/21                                   36,750,000    07/13/01      19,913,129    22,417,500     1.3%
                          Tyco International Group SA, 2.750%,
                          due 01/15/18                                4,400,000    01/07/03       4,400,000     6,633,000     0.4%
                          Tyco International Group SA, 3.125%,
                          due 01/15/23                                2,200,000    01/07/03       2,200,000     3,572,250     0.2%
                                                                                                -----------   -----------     ---
                                                                                                $30,632,397   $38,579,063     2.3%
                                                                                                ===========   ===========     ===

NOTE 9 -- SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with the cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At June 30, 2004, the

--------------------------------------------------------------------------------

NOTE 9 -- SECURITIES LENDING (CONTINUED)

Portfolios had securities on loan with the following market values:

                                      VALUE OF
                                     SECURITIES
                        VALUE OF      PURCHASED     VALUE OF     TOTAL VALUE
                       SECURITIES     WITH CASH     NON-CASH         OF
                         LOANED      COLLATERAL    COLLATERAL*   COLLATERAL
                       -----------   -----------   -----------   -----------
Marsico Growth         172,074,118   173,605,210           --    173,605,210
MFS Total Return       362,309,293   365,798,080    4,524,111    370,322,191
T. Rowe Price Capital
 Appreciation          349,304,790   355,662,514           --    355,662,514
T. Rowe Price Equity
 Income                143,981,811   147,720,171           --    147,720,171
Van Kampen Growth and
 Income                139,468,348   142,256,159           --    142,256,159

* Various U.S. Government and Treasury Obligations, 0.000% -- 7.500%, 11/15/06 -- 6/20/34.

NOTE 10 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes, are reported as distributions of paid-in capital.

The tax composition of dividends and distributions to shareholders was as follows:

             YEAR ENDED                 ORDINARY      LONG-TERM
          DECEMBER 31, 2003              INCOME     CAPITAL GAINS
          -----------------            ----------   -------------
MFS Total Return                       $6,193,592    $       --
T. Rowe Price Capital Appreciation      4,513,741     1,658,901
T. Rowe Price Equity Income             1,841,364       611,200
Van Kampen Growth & Income              1,773,154            --

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2003 were as follows:

                                                           UNDISTRIBUTED    UNREALIZED       POST-
                                          UNDISTRIBUTED      LONG-TERM     APPRECIATION/    OCTOBER    CAPITAL LOSS    EXPIRATION
                                         ORDINARY INCOME   CAPITAL GAINS   DEPRECIATION     LOSSES     CARRYFORWARDS     DATES
                                         ---------------   -------------   -------------   ---------   -------------   ----------
Marsico Growth                             $        --      $        --    $179,297,197    $(708,703)  $(890,329,327)  2009-2011
Mercury Fundamental Growth                      64,350           36,153       1,879,723           --             --
MFS Total Return                            27,312,816               --     106,828,914           --    (28,733,794)   2010-2011
T. Rowe Price Capital Appreciation          21,679,204       11,363,461     261,091,157           --             --
T. Rowe Price Equity Income                 10,957,048        2,317,657      27,973,721           --             --
Van Kampen Growth & Income                   8,073,642               --     103,825,302           --    (63,605,331)   2009-2010

NOTE 11 -- OTHER INFORMATION

As with many financial services companies, DSI and affiliates of DSI (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds. ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any

--------------------------------------------------------------------------------

NOTE 11 -- OTHER INFORMATION (CONTINUED)

person who engaged in improper frequent trading for which ING is responsible.

NOTE 12 -- SUBSEQUENT EVENTS

On July 1, 2004, Aeltus Investment Management, Inc. underwent a name change to ING Investment Management Co.

Subsequent to June 30, 2004, the ING Mercury Fundamental Growth Portfolio changed its name to ING Mercury Large Cap Growth Portfolio.

                                                        PORTFOLIO OF INVESTMENTS
ING MARSICO GROWTH PORTFOLIO                     as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


  Shares                                                Value
------------------------------------------------------------------
COMMON STOCK: 97.6%
                   AEROSPACE/DEFENSE: 1.3%
    108,591        General Dynamics Corp.           $   10,783,086
                                                    --------------
                                                        10,783,086
                                                    --------------
                   AGRICULTURE: 0.5%
    103,662        Monsanto Co.                          3,990,987
                                                    --------------
                                                         3,990,987
                                                    --------------
                   APPAREL: 2.1%
    241,445    L   Nike, Inc.                           18,289,459
                                                    --------------
                                                        18,289,459
                                                    --------------
                   BANKS: 0.2%
     37,627        UCBH Holdings, Inc.                   1,487,019
                                                    --------------
                                                         1,487,019
                                                    --------------
                   BEVERAGES: 2.3%
    370,299        PepsiCo, Inc.                        19,951,710
                                                    --------------
                                                        19,951,710
                                                    --------------
                   BIOTECHNOLOGY: 6.4%
    979,976    L   Genentech, Inc.                      55,074,651
                                                    --------------
                                                        55,074,651
                                                    --------------
                   COMPUTERS: 2.9%
    695,306    @   Dell, Inc.                           24,905,861
                                                    --------------
                                                        24,905,861
                                                    --------------
                   COSMETICS/PERSONAL CARE: 3.1%
    490,244        Procter & Gamble Co.                 26,688,883
                                                    --------------
                                                        26,688,883
                                                    --------------
                   DIVERSIFIED FINANCIAL SERVICES: 16.9%
    861,170        Citigroup, Inc.                      40,044,405
    378,885    L   Countrywide Financial Corp.          26,616,671
    166,673    L   Goldman Sachs Group, Inc.            15,693,930
    477,366    L   Merrill Lynch & Co., Inc.            25,768,217
    890,769        SLM Corp.                            36,031,606
                                                    --------------
                                                       144,154,829
                                                    --------------
                   HEALTHCARE -- PRODUCTS: 9.1%
    599,774    @   Boston Scientific Corp.              25,670,327
    341,062        Medtronic, Inc.                      16,616,541
     82,363        St. Jude Medical, Inc.                6,230,761
    333,608    @   Zimmer Holdings, Inc.                29,424,225
                                                    --------------
                                                        77,941,854
                                                    --------------
                   HEALTHCARE -- SERVICES: 7.0%
    152,076    @   Quest Diagnostics                    12,918,856
    749,614    L   UnitedHealth Group, Inc.             46,663,472
                                                    --------------
                                                        59,582,328
                                                    --------------
                   HOME BUILDERS: 2.9%
    297,971    L   Lennar Corp., Cl. A                  13,325,263
     24,056        Lennar Corp., Cl. B                     996,640
    167,624    L   Mdc Holdings, Inc.                   10,662,563
                                                    --------------
                                                        24,984,466
                                                    --------------
                   INTERNET: 2.0%
    182,975   @,L  eBay, Inc.                           16,824,551
                                                    --------------
                                                        16,824,551
                                                    --------------
                   LEISURE TIME: 1.6%
    319,783    L   Royal Caribbean Cruises Ltd.         13,881,780
                                                    --------------
                                                        13,881,780
                                                    --------------


  Shares                                                Value
------------------------------------------------------------------
                   LODGING: 2.1%
    217,418        Mandalay Resort Group            $   14,923,572
     83,705    L   Wynn Resorts Ltd.                     3,233,524
                                                    --------------
                                                        18,157,096
                                                    --------------
                   MACHINERY -- CONSTRUCTION AND MINING: 3.3%
    353,818        Caterpillar, Inc.                    28,107,302
                                                    --------------
                                                        28,107,302
                                                    --------------
                   MISCELLANEOUS MANUFACTURING: 7.6%
  1,108,881        General Electric Co.                 35,927,745
    269,159        Honeywell Intl., Inc.                 9,859,294
    581,059   @@   Tyco Intl. Ltd.                      19,256,295
                                                    --------------
                                                        65,043,334
                                                    --------------
                   PHARMACEUTICALS: 1.4%
    118,905   @@   Roche Holding AG                     11,772,772
                                                    --------------
                                                        11,772,772
                                                    --------------
                   RETAIL: 9.1%
    217,665        Bed Bath & Beyond, Inc.               8,369,219
    194,686        CVS Corp.                             8,180,706
    452,942        Lowe's Cos., Inc.                    23,802,102
    649,293    L   Tiffany & Co.                        23,926,447
    260,797        Wal-Mart Stores, Inc.                13,759,650
                                                    --------------
                                                        78,038,124
                                                    --------------
                   SEMICONDUCTORS: 0.3%
     92,174        Texas Instruments, Inc.               2,228,767
                                                    --------------
                                                         2,228,767
                                                    --------------
                   SOFTWARE: 4.7%
    144,620        Automatic Data Processing             6,056,686
    302,178   @,L  Electronic Arts, Inc.                16,483,810
    621,601        Microsoft Corp.                      17,752,924
                                                    --------------
                                                        40,293,420
                                                    --------------
                   TELECOMMUNICATIONS: 7.8%
  1,254,182        Motorola, Inc.                       22,888,822
    597,593        QUALCOMM, Inc.                       43,612,337
                                                    --------------
                                                        66,501,159
                                                    --------------
                   TRANSPORTATION: 3.0%
    316,165        FedEx Corp.                          25,827,519
                                                    --------------
                                                        25,827,519
                                                    --------------
                   Total Common Stock
                     (Cost $667,628,697)               834,510,957
                                                    --------------
 Principal
  Amount                                                Value
------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 22.2%
                   FEDERAL HOME LOAN BANK: 1.9%
$16,200,000        Discount Notes, 1.200%, due
                     07/01/04                       $   16,199,460
                                                    --------------
                   Total Federal Home Loan Bank
                     (Cost $16,200,000)                 16,199,460
                                                    --------------
                   SECURITY LENDING COLLATERAL(CC): 20.3%
  5,000,000        AICCO Premium Financial Master
                     Trust, 1.439%,
                     due 06/15/05                        5,000,000
  8,000,713        American Express Master Trust,
                     1.289%, due 06/15/05                8,000,713
  2,522,020        Americredit Auto Rec Trust,
                     1.330%, due 10/06/05                2,522,020
  5,004,864        Arran Master Trust, 1.680%, due
                     09/15/05                            5,004,864
  6,000,000        Bank One Issuance Trust,
                     1.289%, due 02/15/06                6,000,000

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MARSICO GROWTH PORTFOLIO         as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                Value
------------------------------------------------------------------
                   SECURITY LENDING COLLATERAL(CC) (CONTINUED)
$ 2,125,554        Capital Auto Rec Asset Trust,
                     1.289%, due 04/15/05           $    2,125,554
  8,000,358        Capital One Master Trust,
                     1.319%, due 04/15/05                8,000,358
  2,500,247        Carco Auto Loan Master Trust,
                     1.304%, due 11/15/04                2,500,247
  8,000,061        Chase Credit Card Master Trust,
                     1.289%, due 06/15/05                8,000,061
  1,000,000        Daimler Chrysler Master Owner
                     Trust, 1.289%, due 05/16/05         1,000,000
  7,000,583        Daimler Chrysler Master Owner
                     Trust, 1.299%, due 05/16/05         7,000,583
  3,757,065        Discover Card Master Trust,
                     1.399%, due 03/15/05                3,757,065
  5,000,000        Fleet Commerical Line Master
                     Trust, 1.500%, due 08/16/05         5,000,000
  8,500,165        Ford Credit Master Trust,
                     1.329%, due 07/15/04                8,500,165
  7,500,000        Goldman Sachs Promissory Note,
                     1.700%, due 10/01/04                7,500,000
 10,000,000        Household PRVT Label CC Master
                     Trust, 1.509%,
                     due 11/05/05                       10,000,000
  4,000,000        MBNA CC Master Note Trust,
                     1.299%, due 11/15/05                4,000,000
  2,003,473        MBNA Master Credit Card Trust,
                     1.389%, due 02/15/06                2,003,473
  6,000,000   @@   Mound Financing PLC, 1.320%,
                     due 02/08/06                        6,000,000
  2,501,810        Superior Wholesale Inv
                     Financial Trust, 1.270%,
                     due 04/15/05                        2,501,810
 69,188,297        The Bank of New York
                     Institutional Cash Reserves
                     Fund, 1.254%, due 07/01/04         69,188,297
                                                    --------------
                   Total Securities Lending
                     Collateral
                     (Cost $173,605,210)               173,605,210
                                                    --------------
                   Total Short-Term Investments
                     (Cost $189,805,210)               189,804,670
                                                    --------------

             TOTAL INVESTMENTS IN
               SECURITIES
               (COST $857,433,907)*       119.8%   $1,024,315,627
             OTHER ASSETS AND
               LIABILITIES-NET            (19.8)     (169,734,667)
                                          -----    --------------
             NET ASSETS                   100.0%   $  854,580,960
                                          =====    ==============

 @     Non-income producing security
 @@    Foreign issuer
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004.
 cc    Security purchased with cash collateral for securities
       loaned.
 *     Cost for federal income tax purposes is $862,096,307.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                $168,608,433
      Gross Unrealized Depreciation                  (6,389,113)
                                                   ------------
      Net Unrealized Appreciation                  $162,219,320
                                                   ============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO         as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


Shares                                                  Value
----------------------------------------------------------------
COMMON STOCK: 99.4%
                APPAREL: 3.2%
  4,000         Coach, Inc.                          $   180,760
  4,700         Nike, Inc.                               356,025
                                                     -----------
                                                         536,785
                                                     -----------
                AUTO MANUFACTURERS: 1.3%
  3,800         Paccar, Inc.                             220,362
                                                     -----------
                                                         220,362
                                                     -----------
                CHEMICALS: 2.4%
  4,000         Air Products & Chemicals, Inc.           209,800
  5,000         Praxair, Inc.                            199,550
                                                     -----------
                                                         409,350
                                                     -----------
                COMMERCIAL SERVICES: 3.5%
  1,800    @    Apollo Group, Inc.                       158,922
  2,300         Hewitt Associates, Inc.                   63,250
  6,000         Paychex, Inc.                            203,280
  5,100    @    Rent-A-Center, Inc.                      152,643
                                                     -----------
                                                         578,095
                                                     -----------
                COMPUTERS: 4.3%
 27,300         EMC Corp.                                311,220
 13,000         Hewlett-Packard Co.                      274,300
  6,400         Sandisk Corp.                            138,816
                                                     -----------
                                                         724,336
                                                     -----------
                DIVERSIFIED FINANCIAL SERVICES: 1.4%
  4,700         American Express Co.                     241,486
                                                     -----------
                                                         241,486
                                                     -----------
                ELECTRICAL COMPONENTS AND EQUIPMENT: 1.1%
  2,900         Emerson Electric Co.                     184,295
                                                     -----------
                                                         184,295
                                                     -----------
                ELECTRONICS: 2.1%
  5,600    @    Agilent Technologies, Inc.               163,968
  5,600         Tektronix, Inc.                          190,512
                                                     -----------
                                                         354,480
                                                     -----------
                FOOD: 2.4%
  6,900         Supervalu, Inc.                          211,209
  5,500         Sysco Corp.                              197,285
                                                     -----------
                                                         408,494
                                                     -----------
                HEALTHCARE -- PRODUCTS: 9.2%
  4,800    @@   Alcon, Inc.                              377,520
 10,000    @    Boston Scientific Corp.                  428,000
  4,100         Dentsply Intl., Inc.                     213,610
  7,000         Medtronic, Inc.                          341,040
  2,400         Varian Medical Systems, Inc.             190,440
                                                     -----------
                                                       1,550,610
                                                     -----------
                INTERNET: 6.4%
  4,000    @    eBay, Inc.                               367,800
  5,700         InterActiveCorp                          171,798
  7,100    @    Monster Worldwide, Inc.                  182,612
  9,900    @    Yahoo!, Inc.                             359,667
                                                     -----------
                                                       1,081,877
                                                     -----------
                LODGING: 1.8%
  1,700         Marriott Intl., Inc.                      84,796
  4,800         Starwood Hotels & Resorts
                  Worldwide, Inc.                        215,280
                                                     -----------
                                                         300,076
                                                     -----------


Shares                                                  Value
----------------------------------------------------------------
                MACHINERY -- DIVERSIFIED: 2.8%
  3,100         Cummins, Inc.                        $   193,750
  7,300         Rockwell Automation, Inc.                273,823
                                                     -----------
                                                         467,573
                                                     -----------
                MINING: 1.8%
  4,500         Freeport-McMoRan Copper & Gold,
                  Inc.                                   149,175
  2,000   @,@@  Phelps Dodge Corp.                       155,020
                                                     -----------
                                                         304,195
                                                     -----------
                MISCELLANEOUS MANUFACTURING: 11.8%
  9,300         3M Co.                                   837,093
  2,800         Eaton Corp.                              181,272
 30,000         General Electric Co.                     972,000
                                                     -----------
                                                       1,990,365
                                                     -----------
                OFFICE/BUSINESS EQUIPMENT: 0.6%
  2,000         Canon, Inc.                              105,393
                                                     -----------
                                                         105,393
                                                     -----------
                OIL AND GAS: 3.1%
  5,300         Apache Corp.                             230,815
  4,300         Devon Energy Corp.                       283,800
                                                     -----------
                                                         514,615
                                                     -----------
                OIL AND GAS SERVICES: 4.1%
  6,500         Baker Hughes, Inc.                       244,725
  7,100         Schlumberger Ltd.                        450,921
                                                     -----------
                                                         695,646
                                                     -----------
                PHARMACEUTICALS: 4.0%
  6,300    @    Forest Laboratories, Inc.                356,769
  4,700    @    Gilead Sciences, Inc.                    314,900
                                                     -----------
                                                         671,669
                                                     -----------
                RETAIL: 6.3%
  5,400         Best Buy Co., Inc.                       273,996
  4,400         Lowe's Cos., Inc.                        231,220
  8,200    @    Staples, Inc.                            240,342
  3,700    @    Starbucks Corp.                          160,876
  4,000         Tiffany & Co.                            147,400
                                                     -----------
                                                       1,053,834
                                                     -----------
                SEMICONDUCTORS: 7.8%
  4,200         Analog Devices, Inc.                     197,736
 29,200         Intel Corp.                              805,920
 13,000         Texas Instruments, Inc.                  314,340
                                                     -----------
                                                       1,317,996
                                                     -----------
                SOFTWARE: 10.0%
  3,640    @    Electronic Arts, Inc.                    198,562
  6,100         First Data Corp.                         271,572
 31,000         Microsoft Corp.                          885,360
 26,600    @    Oracle Corp.                             317,338
                                                     -----------
                                                       1,672,832
                                                     -----------
                TELECOMMUNICATIONS: 8.0%
 32,300    @    Cisco Systems, Inc.                      765,510
 15,000    @    Corning, Inc.                            195,900

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO         as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------


Shares                                                  Value
----------------------------------------------------------------
                TELECOMMUNICATIONS (CONTINUED)
 58,500    @    Lucent Technologies, Inc.            $   221,130
  9,100         Motorola, Inc.                           166,075
                                                     -----------
                                                       1,348,615
                                                     -----------
                Total Common Stock
                  (Cost $15,447,405)                  16,732,979
                                                     -----------
                                                      16,732,979
                                                     -----------

         TOTAL INVESTMENTS IN SECURITIES
           (COST $15,447,405)*                99.4%   $16,732,979
         OTHER ASSETS AND
           LIABILITIES-NET                     0.6         97,338
                                             -----    -----------
         NET ASSETS                          100.0%   $16,830,317
                                             =====    ===========

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is $15,472,622. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                  $1,723,790
      Gross Unrealized Depreciation                    (463,433)
                                                     ----------
      Net Unrealized Appreciation                    $1,260,357
                                                     ==========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO                   as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


   Shares                                              Value
-----------------------------------------------------------------
COMMON STOCK: 59.3%
                     AEROSPACE/DEFENSE: 1.8%
     369,100         Lockheed Martin Corp.         $   19,222,728
      68,600         Northrop Grumman Corp.             3,683,820
      57,800         Raytheon Co.                       2,067,506
                                                   --------------
                                                       24,974,054
                                                   --------------
                     AGRICULTURE: 1.0%
     188,700         Altria Group, Inc.                 9,444,435
     103,200         Monsanto Co.                       3,973,200
                                                   --------------
                                                       13,417,635
                                                   --------------
                     AIRLINES: 0.1%
     125,000    L    Southwest Airlines Co.             2,096,250
                                                   --------------
                                                        2,096,250
                                                   --------------
                     APPAREL: 0.1%
      39,000    L    Reebok Intl. Ltd                   1,403,220
                                                   --------------
                                                        1,403,220
                                                   --------------
                     AUTO PARTS AND EQUIPMENT: 0.4%
      68,300    L    Magna Intl., Inc.                  5,817,111
                                                   --------------
                                                        5,817,111
                                                   --------------
                     BANKS: 6.0%
     385,297         Bank of America Corp.             32,603,862
     190,500         Bank One Corp.                     9,715,500
     536,800         Mellon Financial Corp.            15,744,344
     228,400         PNC Financial Services
                       Group, Inc.                     12,123,472
      30,500         SouthTrust Corp.                   1,183,705
     155,300    L    SunTrust Banks, Inc.              10,092,947
     117,097         US Bancorp                         3,227,193
                                                   --------------
                                                       84,691,023
                                                   --------------
                     BEVERAGES: 0.3%
      48,700         Anheuser-Busch Cos., Inc.          2,629,800
      94,000    @@   Diageo PLC                         1,267,437
      10,800         PepsiCo, Inc.                        581,904
                                                   --------------
                                                        4,479,141
                                                   --------------
                     BIOTECHNOLOGY: 0.1%
      34,600   @,L   Genzyme Corp.                      1,637,618
                                                   --------------
                                                        1,637,618
                                                   --------------
                     BUILDING MATERIALS: 0.2%
      92,100         Masco Corp.                        2,871,678
                                                   --------------
                                                        2,871,678
                                                   --------------
                     CHEMICALS: 2.4%
      85,340         Air Products and Chemicals,
                       Inc.                             4,476,083
     121,600         Dow Chemical Co.                   4,949,120
     277,400         EI Du Pont de Nemours & Co.       12,322,108
     188,870    L    Lyondell Chemical Co.              3,284,449
     101,100         PPG Industries, Inc.               6,317,739
      20,800         Praxair, Inc.                        830,128
      23,700    @@   Syngenta AG                        1,986,985
                                                   --------------
                                                       34,166,612
                                                   --------------
                     COMMERCIAL SERVICES: 0.3%
     127,640    @    Accenture Ltd                      3,507,547
      46,000   @,L   Aramark Corp.                      1,322,960
                                                   --------------
                                                        4,830,507
                                                   --------------


   Shares                                              Value
-----------------------------------------------------------------
                     COMPUTERS: 0.3%
      89,000   @,L   Cadence Design Systems, Inc.  $    1,302,070
      34,500         Hewlett-Packard Co.                  727,950
      20,500         International Business
                       Machines Corp.                   1,807,075
                                                   --------------
                                                        3,837,095
                                                   --------------
                     COSMETICS/PERSONAL CARE: 0.7%
     139,420         Kimberly-Clark Corp.               9,184,990
                                                   --------------
                                                        9,184,990
                                                   --------------
                     DIVERSIFIED FINANCIAL SERVICES: 5.9%
     110,400         American Express Co.               5,672,352
     635,776         Citigroup, Inc.                   29,563,584
     123,700         Fannie Mae                         8,827,232
      31,800         Franklin Resources, Inc.           1,592,544
     124,300         Freddie Mac                        7,868,190
      60,000         Goldman Sachs Group, Inc.          5,649,600
      37,900         Lehman Brothers Holdings,
                       Inc.                             2,851,975
     146,800         MBNA Corp.                         3,785,972
     236,950    L    Merrill Lynch & Co., Inc.         12,790,561
      90,500         Morgan Stanley                     4,775,685
                                                   --------------
                                                       83,377,695
                                                   --------------
                     ELECTRIC: 2.5%
   1,474,300   @,L   Calpine Corp.                      6,368,976
      73,700    L    Cinergy Corp.                      2,800,600
      38,500    L    Dominion Resources, Inc.           2,428,580
      55,400         Energy East Corp.                  1,343,450
     101,500    L    Entergy Corp.                      5,685,015
      87,040         Exelon Corp.                       2,897,562
      17,100    L    FirstEnergy Corp.                    639,711
      97,697    L    NiSource, Inc.                     2,014,512
      13,600         NSTAR                                651,168
      86,200         PPL Corp.                          3,956,580
     172,150    L    TXU Corp.                          6,973,796
                                                   --------------
                                                       35,759,950
                                                   --------------
                     ELECTRICAL COMPONENTS AND EQUIPMENT: 0.2%
      50,050         Emerson Electric Co.               3,180,678
                                                   --------------
                                                        3,180,678
                                                   --------------
                     FOOD: 2.1%
     317,417         Archer-Daniels-Midland Co.         5,326,257
     178,800         General Mills, Inc.                8,498,364
     126,400         HJ Heinz Co.                       4,954,880
     104,900         Kellogg Co.                        4,390,065
      93,500    @    Kroger Co.                         1,701,700
     210,000         Sara Lee Corp.                     4,827,900
                                                   --------------
                                                       29,699,166
                                                   --------------
                     FOREST PRODUCTS AND PAPER: 0.7%
      92,200    L    Bowater, Inc.                      3,834,598
      37,700    L    Georgia-Pacific Corp.              1,394,146
     111,750    L    International Paper Co.            4,995,225
                                                   --------------
                                                       10,223,969
                                                   --------------
                     GAS: 0.2%
      47,600         AGL Resources, Inc.                1,382,780
      28,400         KeySpan Corp.                      1,042,280
                                                   --------------
                                                        2,425,060
                                                   --------------
                     HEALTHCARE -- PRODUCTS: 1.5%
      26,500         Baxter Intl., Inc.                   914,515
       7,700    L    Guidant Corp.                        430,276
     356,500         Johnson & Johnson                 19,857,050
                                                   --------------
                                                       21,201,841
                                                   --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
-----------------------------------------------------------------
                     HEALTHCARE -- SERVICES: 0.8%
      55,400   @,L   Apria Healthcare Group, Inc.  $    1,589,980
      48,400    L    HCA, Inc.                          2,012,956
      73,400   @,L   Lincare Holdings, Inc.             2,411,924
     436,300   @,L   Tenet Healthcare Corp.             5,850,783
                                                   --------------
                                                       11,865,643
                                                   --------------
                     HOUSEWARES: 0.5%
     315,700    L    Newell Rubbermaid, Inc.            7,418,950
                                                   --------------
                                                        7,418,950
                                                   --------------
                     INSURANCE: 2.8%
      21,800         Aflac, Inc.                          889,658
     228,000         Allstate Corp.                    10,613,399
      19,000         Chubb Corp.                        1,295,420
     224,300   @,L   Conseco Inc.                       4,463,570
     140,200    L    Hartford Financial Services
                       Group, Inc.                      9,637,348
      11,000         Marsh & McLennan Cos Inc.            499,180
     202,790    L    Metlife, Inc.                      7,270,022
     114,698    L    St Paul Travelers Cos, Inc.        4,649,857
                                                   --------------
                                                       39,318,454
                                                   --------------
                     INTERNET: 0.2%
     152,420   @,L   Network Associates, Inc.           2,763,375
                                                   --------------
                                                        2,763,375
                                                   --------------
                     LODGING: 0.1%
      86,300         Hilton Hotels Corp.                1,610,358
                                                   --------------
                                                        1,610,358
                                                   --------------
                     MACHINERY -- CONSTRUCTION AND
                       MINING: 0.2%
      35,800         Caterpillar, Inc.                  2,843,952
                                                   --------------
                                                        2,843,952
                                                   --------------
                     MACHINERY -- DIVERSIFIED: 0.2%
      30,700         Deere & Co.                        2,153,298
                                                   --------------
                                                        2,153,298
                                                   --------------
                     MEDIA: 4.2%
     516,240   @,L   Comcast Corp.                     14,253,386
      46,100   @,L   Cox Communications, Inc.           1,281,119
      45,700   @,L   Echostar Communications
                       Corp.                            1,405,275
      29,900         New York Times Co.                 1,336,829
     566,700    @@   Reed Elsevier PLC                  5,508,527
     284,900    @    Time Warner, Inc.                  5,008,542
      69,400    L    Tribune Co.                        3,160,476
     477,208         Viacom, Inc.                      17,045,870
     375,700         Walt Disney Co.                    9,576,593
                                                   --------------
                                                       58,576,617
                                                   --------------
                     METAL FABRICATE/HARDWARE: 0.1%
      31,800    L    Precision Castparts Corp.          1,739,142
                                                   --------------
                                                        1,739,142
                                                   --------------
                     MINING: 0.4%
     146,500    @@   BHP Billiton PLC                   1,271,268
      94,600   @@,L  Cia Vale do Rio Doce               4,498,230
                                                   --------------
                                                        5,769,498
                                                   --------------
                     MISCELLANEOUS MANUFACTURING: 1.8%
      16,300    L    Cooper Industries Ltd                968,383
      46,500         Eaton Corp.                        3,010,410
     225,400         General Electric Co.               7,302,960
      28,400    @@   Ingersoll-Rand Co.                 1,940,004
     348,300    @@   Tyco Intl. Ltd                    11,542,662
                                                   --------------
                                                       24,764,419
                                                   --------------


   Shares                                              Value
-----------------------------------------------------------------
                     OFFICE/BUSINESS EQUIPMENT: 0.1%
      57,000   @,L   Xerox Corp.                   $      826,500
                                                   --------------
                                                          826,500
                                                   --------------
                     OIL AND GAS: 6.0%
     265,942   @@,L  BP PLC ADR                        14,246,513
       8,600         ChevronTexaco Corp.                  809,346
      72,000         ConocoPhillips                     5,492,880
     141,840         Devon Energy Corp.                 9,361,440
      66,000         Encana Corp.                       2,848,560
      20,600         EOG Resources, Inc.                1,230,026
     237,354         Exxon Mobil Corp.                 10,540,891
     463,100         Globalsantafe Corp.               12,272,150
      36,400   @,L   Newfield Exploration Co.           2,028,936
     386,860    @    Noble Corp.                       14,658,125
      61,100    @@   Total SA                           5,870,488
     128,600         Unocal Corp.                       4,886,800
                                                   --------------
                                                       84,246,155
                                                   --------------
                     OIL AND GAS SERVICES: 1.1%
     107,200   @,L   BJ Services Co.                    4,914,048
     117,600    @    Cooper Cameron Corp.               5,727,120
      87,500         Schlumberger Ltd.                  5,557,125
                                                   --------------
                                                       16,198,293
                                                   --------------
                     PACKAGING AND CONTAINERS: 0.9%
     498,100   @,L   Owens-Illinois, Inc.               8,348,156
     195,900   @,L   Smurfit-Stone Container
                       Corp.                            3,908,205
                                                   --------------
                                                       12,256,361
                                                   --------------
                     PHARMACEUTICALS: 3.7%
     206,300         Abbott Laboratories                8,408,788
      33,600         Cardinal Health, Inc.              2,353,680
      30,500         Eli Lilly and Co.                  2,132,255
     294,700         Merck & Co., Inc.                 13,998,250
      46,400    @@   Novartis AG                        2,046,950
      71,400         Pfizer, Inc.                       2,447,592
      50,500    @@   Roche Holding AG                   5,000,000
      21,600    @@   Sanofi-Synthelabo SA               1,369,168
     382,100         Wyeth                             13,816,736
                                                   --------------
                                                       51,573,419
                                                   --------------
                     PIPELINES: 0.1%
      31,520         National Fuel Gas Co.                788,000
                                                   --------------
                                                          788,000
                                                   --------------
                     RETAIL: 0.9%
     115,800         Home Depot, Inc.                   4,076,160
      58,000         McDonald's Corp.                   1,508,000
     895,800   @,L   Rite Aid Corp.                     4,676,076
     112,000    L    TJX Cos., Inc.                     2,703,680
                                                   --------------
                                                       12,963,916
                                                   --------------
                     SEMICONDUCTORS: 0.2%
     376,000    @    Agere Systems, Inc.                  808,400
      70,800   @,L   Novellus Systems, Inc.             2,225,952
                                                   --------------
                                                        3,034,352
                                                   --------------
                     SOFTWARE: 1.6%
     181,200         Computer Associates Intl.,
                       Inc.                             5,084,472
     611,500         Microsoft Corp.                   17,464,440
                                                   --------------
                                                       22,548,912
                                                   --------------
                     TELECOMMUNICATIONS: 6.0%
     119,300    @    Cisco Systems, Inc.                2,827,410
     588,500    @@   Nokia OYJ ADR                      8,556,790
   1,548,800   @,L   Nortel Networks Corp.              7,728,512
     299,596         SBC Communications, Inc.           7,265,203
   1,366,100    L    Sprint Corp-FON Group             24,043,360

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
-----------------------------------------------------------------
                     TELECOMMUNICATIONS (CONTINUED)
     669,294         Verizon Communications, Inc.  $   24,221,749
     486,196   @@,L  Vodafone Group PLC                10,744,932
                                                   --------------
                                                       85,387,956
                                                   --------------
                     TOYS/GAMES/HOBBIES: 0.2%
      32,400         Hasbro, Inc.                         615,600
     143,600    L    Mattel, Inc.                       2,620,700
                                                   --------------
                                                        3,236,300
                                                   --------------
                     TRANSPORTATION: 0.4%
     105,930         Burlington Northern Santa Fe
                       Corp.                            3,714,965
      32,900         Union Pacific Corp.                1,955,905
                                                   --------------
                                                        5,670,870
                                                   --------------
                     Total Common Stock
                       (Cost $756,746,617)            836,830,033
                                                   --------------
PREFERRED STOCK: 0.2%
                     MEDIA: 0.2%
      83,200    L    News Corp. Ltd                     2,735,616
                                                   --------------
                     Total Preferred Stock
                       (Cost $2,724,457)                2,735,616
                                                   --------------
 Principal
   Amount                                              Value
-----------------------------------------------------------------
CORPORATE BONDS: 10.0%
                     AEROSPACE/DEFENSE: 0.2%
$  1,320,000         BAE Systems Holdings, Inc.,
                       6.400%, due 12/15/11        $    1,407,289
   1,770,000         Northrop Grumman Corp.,
                       7.750%, due 02/15/31             2,065,109
                                                   --------------
                                                        3,472,398
                                                   --------------
                     AIRLINES: 0.1%
     262,336   @,L   Continental Airlines, Inc.,
                       6.648%, due 09/15/17               245,013
     868,761   @,L   Continental Airlines, Inc.,
                       7.256%, due 03/15/20               846,911
                                                   --------------
                                                        1,091,924
                                                   --------------
                     AUTO MANUFACTURERS: 0.4%
   2,650,000    L    DaimlerChrysler NA Holding
                       Corp., 6.500%, due
                       11/15/13                         2,721,630
     575,000         DaimlerChrysler NA Holding
                       Corp., 8.000%, due
                       06/15/10                           647,036
   1,685,000    L    Ford Motor Co., 7.450%, due
                       07/16/31                         1,610,697
     590,000    L    General Motors Corp.,
                       7.200%, due 01/15/11               619,001
                                                   --------------
                                                        5,598,364
                                                   --------------
                     BANKS: 1.1%
     955,000         Abbey National Capital Trust
                       I, 8.963%, due 12/29/49          1,194,384
   2,908,000         Bank of America Corp.,
                       7.400%, due 01/15/11             3,300,016
   1,110,000    L    DBS Capital Funding Corp.,
                       7.657%, due 03/31/49             1,241,100
     700,000   @@,L, HBOS Capital Funding LP,
                l      6.071%, due 06/30/49               704,099
   3,600,000    L    KFW International Finance,
                       4.250%, due 04/18/05             3,656,498
   1,026,000         Popular North America, Inc.,
                       4.250%, due 04/01/08             1,026,318

 Principal
   Amount                                              Value
-----------------------------------------------------------------
$  2,000,000         RBS Capital Trust I, 6.425%,
                       due 12/29/49                $    1,921,422
   1,501,000    @@   Unicredito Italiano Capital
                       Trust II, 9.200%, due
                       10/29/49                         1,823,457
                                                   --------------
                                                       14,867,294
                                                   --------------
                     BEVERAGES: 0.2%
   1,400,000         Coca-Cola HBC Finance BV,
                       5.125%, due 09/17/13             1,382,735
   1,793,000         Miller Brewing Co., 5.500%,
                       due 08/15/13                     1,802,453
                                                   --------------
                                                        3,185,188
                                                   --------------
                     CHEMICALS: 0.1%
     784,000         Dow Chemical Co., 5.750%,
                       due 12/15/08                       823,515
                                                   --------------
                                                          823,515
                                                   --------------
                     COMMERCIAL SERVICES: 0.2%
     745,000   @,L   Cendant Corp., 6.250%, due
                       01/15/08                           795,106
   1,409,000    @    Cendant Corp., 6.875%, due
                       08/15/06                         1,506,260
                                                   --------------
                                                        2,301,366
                                                   --------------
                     DIVERSIFIED FINANCIAL SERVICES: 2.3%
   1,243,000         Aig Sunamerica Global
                       Financing II, 7.600%, due
                       06/15/05                         1,301,846
     793,000         ASIF II, 5.750%, due
                       02/16/09                           835,192
   3,571,000         Boeing Capital Corp.,
                       6.500%, due 02/15/12             3,854,033
   2,393,000         Citigroup, Inc., 7.250%, due
                       10/01/10                         2,698,433
   3,518,000    @    Credit Suisse First Boston,
                       4.625%, due 01/15/08             3,586,428
     580,000    @    Credit Suisse First Boston,
                       6.125%, due 11/15/11               611,369
     735,000         Ford Motor Credit Co,
                       7.000%, due 10/01/13               743,209
   1,500,000         Ford Motor Credit Co.,
                       7.875%, due 06/15/10             1,634,040
     803,000         Fund American Cos., Inc.,
                       5.875%, due 05/15/13               802,660
   1,227,000         General Electric Capital
                       Corp., 6.750%, due
                       03/15/32                         1,323,331
     824,000         General Electric Capital
                       Corp., 7.500%, due
                       05/15/05                           859,972
     336,000         General Electric Capital
                       Corp., 8.750%, due
                       05/21/07                           384,552
     720,000         General Motors Acceptance
                       Corp, 8.000%, due 11/01/31         739,775
   2,400,000         General Motors Acceptance
                       Corp., 5.360%, due
                       07/27/04                         2,406,729
   1,172,000         General Motors Acceptance
                       Corp., 6.875%, due
                       09/15/11                         1,203,342
   1,647,000         Goldman Sachs Group, Inc.,
                       5.700%, due 09/01/12             1,673,398
     808,000         Lehman Brothers Holdings,
                       Inc., 7.750%, due 01/15/05         831,776
     944,000         Lehman Brothers Holdings,
                       Inc., 8.250%, due 06/15/07       1,062,214
     350,000         Midamerican Funding LLC,
                       6.927%, due 03/01/29               371,103
   1,088,000         Morgan Stanley, 6.100%, due
                       04/15/06                         1,145,157

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                              Value
-----------------------------------------------------------------
                     DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$  1,100,000         Morgan Stanley, 6.750%, due
                       04/15/11                    $    1,207,107
     356,000         Natexis Ambs Co. LLC,
                       8.440%, due 12/29/49               407,967
   1,500,000         SLM Corp., 4.000%, due
                       01/15/09                         1,474,803
   1,045,000         SLM Corp., 5.375%, due
                       01/15/13                         1,046,207
                                                   --------------
                                                       32,204,643
                                                   --------------
                     ELECTRIC: 1.4%
     978,000         DTE Energy Co., 7.050%, due
                       06/01/11                         1,061,573
     740,168         Entergy Louisiana, Inc.,
                       8.090%, due 01/02/17               817,192
   2,000,000    @    Exelon Generation Co. LLC,
                       6.950%, due 06/15/11             2,192,900
   1,100,000         FirstEnergy Corp., 6.450%,
                       due 11/15/11                     1,142,099
   2,069,000         Hydro Quebec, 6.300%, due
                       05/11/11                         2,256,450
     658,000    @    Midamerican Energy Holdings
                       Co., 3.500%, due 05/15/08          635,266
   1,206,000    @    Niagara Mohawk Power Corp.,
                       7.750%, due 05/15/06             1,304,038
     289,029         Northeast Utilities, 8.580%,
                       due 12/01/06                       304,867
   1,688,000    @    Oncor Electric Delivery Co.,
                       7.000%, due 09/01/22             1,810,917
   1,460,000    @    Pacific Gas & Electric Co.,
                       4.800%, due 03/01/14             1,386,031
   1,129,000         Progress Energy, Inc.,
                       6.850%, due 04/15/12             1,221,872
     400,000         Progress Energy, Inc.,
                       7.100%, due 03/01/11               438,902
     851,000    @    PSEG Power LLC, 6.950%, due
                       06/01/12                           926,782
   1,636,000    @    PSEG Power LLC, 8.625%, due
                       04/15/31                         2,004,097
     803,000    I    System Energy Resources,
                       Inc., 5.129%, due 01/15/14         790,802
     873,000         Toledo Edison Co., 7.875%,
                       due 08/01/04                       877,083
     680,000    @    TXU Energy Co., 7.000%, due
                       03/15/13                           741,704
                                                   --------------
                                                       19,912,575
                                                   --------------
                     ENERGY -- ALTERNATE SOURCES: 0.0%
     319,000    @    Midamerican Energy Holdings
                       Co., 5.875%, due 10/01/12          324,441
                                                   --------------
                                                          324,441
                                                   --------------
                     ENVIRONMENTAL CONTROL: 0.2%
     556,000         Waste Management, Inc.,
                       7.000%, due 07/15/28               578,829
   1,668,000         Waste Management, Inc.,
                       7.375%, due 08/01/10             1,876,370
                                                   --------------
                                                        2,455,199
                                                   --------------
                     FOOD: 0.3%
   1,854,000         Cadbury Schweppes US Finance
                       LLC, 5.125%, due 10/01/13        1,813,852
     743,000         Kraft Foods, Inc., 6.250%,
                       due 06/01/12                       783,592
   1,991,000    @    Kroger Co., 6.750%, due
                       04/15/12                         2,160,196
                                                   --------------
                                                        4,757,640
                                                   --------------

 Principal
   Amount                                              Value
-----------------------------------------------------------------
                     FOREST PRODUCTS AND PAPER: 0.1%
$    538,000         MeadWestvaco Corp., 6.800%,
                       due 11/15/32                $      534,008
   1,145,000         Weyerhaeuser Co., 6.750%,
                       due 03/15/12                     1,241,853
                                                   --------------
                                                        1,775,861
                                                   --------------
                     HAND/MACHINE TOOLS: 0.1%
     956,000         Kennametal, Inc., 7.200%,
                       due 06/15/12                     1,012,615
                                                   --------------
                                                        1,012,615
                                                   --------------
                     HEALTHCARE -- SERVICES: 0.2%
     320,000         HCA, Inc., 6.250%, due
                       02/15/13                           318,608
   1,551,000         HCA, Inc., 6.950%, due
                       05/01/12                         1,620,636
     310,000         HCA, Inc., 8.750%, due
                       09/01/10                           354,406
                                                   --------------
                                                        2,293,650
                                                   --------------
                     HOLDING COMPANIES -- DIVERSIFIED: 0.0%
     679,000         EnCana Holdings Finance
                       Corp., 5.800%, due
                       05/01/14                           692,068
                                                   --------------
                                                          692,068
                                                   --------------
                     INSURANCE: 0.3%
   1,007,000         Allstate Corp., 6.125%, due
                       12/15/32                           992,390
   1,972,000         Metlife, Inc., 6.500%, due
                       12/15/32                         2,026,374
     177,000         Safeco Corp., 4.875%, due
                       02/01/10                           178,466
     406,000         Travelers Property Casualty
                       Corp., 6.375%, due
                       03/15/33                           401,210
                                                   --------------
                                                        3,598,440
                                                   --------------
                     LODGING: 0.1%
     745,000         Harrah's Operating Co.,
                       Inc., 7.125%, due 06/01/07         802,752
                                                   --------------
                                                          802,752
                                                   --------------
                     MEDIA: 0.3%
     944,000         Belo Corp., 7.750%, due
                       06/01/27                         1,053,777
     617,000    @    Cox Communications, Inc.,
                       7.750%, due 11/01/10               700,301
   1,200,000         Hearst-Argyle Television,
                       Inc., 7.500%, due 11/15/27       1,329,883
     146,000    @    Time Warner Entertainment
                       Co. LP, 10.150%, due
                       05/01/12                           186,171
     655,000         Walt Disney Co., 6.375%, due
                       03/01/12                           703,909
     372,000         Walt Disney Co., 6.750%, due
                       03/30/06                           394,216
                                                   --------------
                                                        4,368,257
                                                   --------------
                     OIL AND GAS: 0.4%
   1,150,000         Amerada Hess Corp., 7.300%,
                       due 08/15/31                     1,171,101
   1,862,000         ConocoPhillips, 8.500%, due
                       05/25/05                         1,958,042
   1,000,000         Devon Financing Corp. ULC,
                       6.875%, due 09/30/11             1,090,219

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                              Value
-----------------------------------------------------------------
                     OIL AND GAS (CONTINUED)
$  1,518,000         Pemex Project Funding Master
                       Trust, 7.375%, due
                       12/15/14                    $    1,555,950
     184,000         Pemex Project Funding Master
                       Trust, 8.625%, due
                       02/01/22                           192,280
                                                   --------------
                                                        5,967,592
                                                   --------------
                     PHARMACEUTICALS: 0.1%
   1,250,000         Wyeth, 6.500%, due 02/01/34        1,181,906
                                                   --------------
                                                        1,181,906
                                                   --------------
                     PIPELINES: 0.2%
     349,000    @    CenterPoint Energy Resources
                       Corp, 7.875%, due 04/01/13         391,127
   1,331,000         Kinder Morgan Energy
                       Partners LP, 6.750%, due
                       03/15/11                         1,435,522
     583,000         Kinder Morgan Energy
                       Partners LP, 7.750%, due
                       03/15/32                           648,820
                                                   --------------
                                                        2,475,469
                                                   --------------
                     REAL ESTATE: 0.3%
   2,239,000         EOP Operating LP, 6.800%,
                       due 01/15/09                     2,425,666
   1,859,000         Socgen Real Estate Co. LLC,
                       7.640%, due 12/29/49             2,053,624
                                                   --------------
                                                        4,479,290
                                                   --------------
                     REAL ESTATE INVESTMENT TRUSTS: 0.2%
     236,000         Boston Properties, Inc.,
                       5.000%, due 06/01/15               219,291
     778,000         Simon Property Group LP,
                       6.375%, due 11/15/07               833,380
   2,299,000         Vornado Realty Trust,
                       5.625%, due 06/15/07             2,433,814
                                                   --------------
                                                        3,486,485
                                                   --------------
                     TELECOMMUNICATIONS: 1.2%
     664,000         Alltel Corp., 7.875%, due
                       07/01/32                           770,567
     493,000    @    AT&T Wireless Services,
                       Inc., 7.350%, due 03/01/06         526,286
   1,042,000    @    Citizens Communications Co.,
                       7.625%, due 08/15/08             1,076,613
     529,000    @    Citizens Communications Co.,
                       8.500%, due 05/15/06               563,846
   1,044,000   @,@@  Deutsche Telekom Intl.
                       Finance BV, 8.750%, due
                       06/15/30                         1,274,346
     587,000    @@   France Telecom, 8.750%, due
                       03/01/11                           681,111
     909,000    @    PCCW Capital No 2 Ltd.,
                       6.000%, due 07/15/13               900,448
     875,000         Sprint Capital Corp.,
                       6.000%, due 01/15/07               916,858
   1,683,000         Sprint Capital Corp.,
                       6.875%, due 11/15/28             1,622,441
   2,445,000    @    TCI Communications Finance,
                       9.650%, due 03/31/27             2,888,792
   1,877,000    @@   Telecom Italia Capital SA,
                       5.250%, due 11/15/13             1,819,952
     490,000    @@   Telecomunicaciones de Puerto
                       Rico, Inc., 6.650%, due
                       05/15/06                           517,881

 Principal
   Amount                                              Value
-----------------------------------------------------------------
$    365,000    @@   TELUS Corp., 8.000%, due
                       06/01/11                    $      415,405
   3,047,000         Verizon New York, Inc.,
                       6.875%, due 04/01/12             3,271,650
                                                   --------------
                                                       17,246,196
                                                   --------------
                     Total Corporate Bonds
                       (Cost $136,727,859)            140,375,128
                                                   --------------
U.S. TREASURY OBLIGATIONS: 8.7%
                     SOVEREIGN: 1.5%
   9,929,000         4.750%, due 11/15/08              10,372,707
   5,671,000         5.500%, due 02/15/08               6,074,395
   4,257,000         6.750%, due 05/15/05               4,430,775
                                                   --------------
                                                       20,877,877
                                                   --------------
                     U.S. TREASURY BONDS: 2.1%
   4,008,000    W    4.750%, due 05/15/14               4,051,058
   4,090,000         5.375%, due 02/15/31               4,126,270
  19,837,000         6.250%, due 08/15/23              21,972,592
                                                   --------------
                                                       30,149,920
                                                   --------------
                     U.S. TREASURY INFLATION INDEXED BONDS: 0.7%
   5,557,000         3.000%, due 07/15/12               6,283,467
   3,313,000         4.250%, due 01/15/10               4,237,961
                                                   --------------
                                                       10,521,428
                                                   --------------
                     U.S. TREASURY NOTES: 4.4%
   2,030,000         1.250%, due 05/31/05               2,016,521
   6,297,000         3.000%, due 11/15/07               6,239,445
   1,983,000         3.250%, due 08/15/07               1,985,401
   2,054,000         3.500%, due 11/15/06               2,081,201
  12,969,000         3.875%, due 02/15/13              12,402,126
  14,819,000         6.500%, due 05/15/05              15,390,925
   7,649,000         6.875%, due 05/15/06               8,236,420
  11,408,000         7.000%, due 07/15/06              12,363,876
                                                   --------------
                                                       60,715,915
                                                   --------------
                     Total U.S. Treasury
                       Obligations
                       (Cost $124,110,678)            122,265,140
                                                   --------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED SECURITIES:
  1.8%
                     AGENCY COLLATERAL CMO: 0.5%
   2,472,536         Small Business
                       Administration
                       Participation
                       Certificates, 4.350%, due
                       07/01/23                         2,344,395
     860,000         Small Business
                       Administration
                       Participation
                       Certificates, 4.770%, due
                       04/01/24                           832,792
   1,380,000         Small Business
                       Administration
                       Participation
                       Certificates, 5.180%, due
                       05/01/24                         1,372,420
   1,991,000         Small Business
                       Administration
                       Participation
                       Certificates, 5.520%, due
                       06/01/24                         2,016,948
                                                   --------------
                                                        6,566,555
                                                   --------------
                     AUTOMOBILE ASSET BACKED SECURITIES: 0.1%
   1,552,000         AmeriCredit Automobile
                       Receivables Trust, 2.180%,
                       due 07/07/08                     1,530,628
                                                   --------------
                                                        1,530,628
                                                   --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                              Value
-----------------------------------------------------------------
                     COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.0%
$    581,572         Bear Stearns Commercial
                       Mortgage Securities,
                       6.800%, due 09/15/08        $      609,196
   1,699,000         Chase Commercial Mortgage
                       Securities Corp., 6.390%,
                       due 11/18/30                     1,831,879
     317,612         Chase Commercial Mortgage
                       Securities Corp., 7.543%,
                       due 07/15/32                       344,090
     449,000         Criimi Mae CMBS Corp.,
                       6.701%, due 06/20/30               473,896
   1,250,000         Crimmi Mae Commercial
                       Mortgage Trust, 7.000%,
                       due 06/02/33                     1,321,824
   1,000,000         CS First Boston Mortgage
                       Securities Corp., 6.380%,
                       due 12/16/35                     1,079,331
   1,470,000         Deutsche Mortgage and Asset
                       Receiving Corp., 6.538%,
                       due 06/15/31                     1,575,003
     806,909         First Union Commercial
                       Mortgage Securities, Inc.,
                       6.650%, due 11/18/29               858,777
     494,634         First Union Commercial
                       Mortgage Securities, Inc.,
                       7.380%, due 04/18/29               530,743
     583,729         First Union-Lehman
                       Brothers-Bank of America,
                       6.560%, due 11/18/35               630,251
     743,613         GS Mortgage Securities Corp.
                       II, 6.060%, due 10/18/30           762,482
     426,000         JPMorgan Commercial Mortgage
                       Finance Corp., 6.613%, due
                       01/15/30                           457,527
     538,893         Merrill Lynch Mortgage
                       Investors, Inc., 6.390%,
                       due 02/15/30                       571,754
  43,710,111         Morgan Stanley Capital I,
                       .858%, due 11/15/30              1,151,525
   1,688,434         Mortgage Capital Funding,
                       Inc., 6.337%, due 11/18/31       1,808,946
     433,080         Multi-Family Capital Access
                       One, Inc., 6.650%, due
                       01/15/24                           473,465
                                                   --------------
                                                       14,480,689
                                                   --------------
                     OTHER ASSET-BACKED SECURITIES: 0.0%
     693,730         Residential Asset Mortgage
                       Products, Inc., 3.800%,
                       due 07/25/30                       682,075
                                                   --------------
                                                          682,075
                                                   --------------
                     WHOLE LOAN COLLATERALLIZED MORTGAGE: 0.2%
      71,063         Blackrock Capital Finance
                       LP, 7.750%, due 09/25/26            65,384
     903,788         Countrywide Alternative Loan
                       Trust, 8.000%, due
                       07/25/30                           903,108
     177,397         Residential Accredit Loans,
                       Inc., 7.000%, due 03/25/28         177,300

 Principal
   Amount                                              Value
-----------------------------------------------------------------
$    321,058         Residential Funding Mtg Sec
                       I, 6.000%, due 12/25/16     $      320,814
     839,971         Wells Fargo Mortgage Backed
                       Securities Trust, 6.000%,
                       due 04/25/17                       842,260
                                                   --------------
                                                        2,308,866
                                                   --------------
                     Total Collateralized
                       Mortgage Obligations And
                       Asset-backed Securities
                       (Cost $25,912,965)              25,568,813
                                                   --------------
ASSET BACKED SECURITIES: 0.3%
                     ASSET BACKED SECURITIES: 0.2%
   2,200,000         Capital One Auto Finance
                       Trust, 4.790%, due
                       01/15/09                         2,249,964
                                                   --------------
                                                        2,249,964
                                                   --------------
                     CREDIT CARD ASSET BACKED SECURITIES: 0.1%
   2,359,000         Citibank Credit Card
                       Issuance Trust, 6.650%,
                       due 05/15/08                     2,494,232
                                                   --------------
                                                        2,494,232
                                                   --------------
                     OTHER ASSET-BACKED SECURITIES: 0.0%
     122,444         Beneficial Mortgage Corp.,
                       1.440%, due 09/28/37               121,795
                                                   --------------
                                                          121,795
                                                   --------------
                     Total Asset Backed
                       Securities
                       (Cost $4,678,327)                4,865,991
                                                   --------------
OTHER BONDS: 0.3%
                     INDUSTRIAL MACHINERY AND EQUIPMENT: 0.0%
     298,000         Mexico Government Intl.
                       Bond, 8.000%, due 09/24/22         310,218
                                                   --------------
                                                          310,218
                                                   --------------
                     SOVEREIGN: 0.3%
     653,000         Israel Government Intl.
                       Bond, 4.625%, due 06/15/13         603,382
   2,376,000         Italy Government Intl. Bond,
                       4.625%, due 06/15/05             2,434,879
     396,000         Mexico Government Intl.
                       Bond, 8.125%, due 12/30/19         424,710
                                                   --------------
                                                        3,462,971
                                                   --------------
                     Total Other Bonds
                       (Cost $3,759,852)                3,773,189
                                                   --------------
CONVERTIBLE CORPORATE BONDS: 0.1%
                     DIVERSIFIED FINANCIAL SERVICES: 0.1%
     909,000         Prudential Funding LLC,
                       6.600%, due 05/15/08               992,122
                                                   --------------
                     Total Convertible Corporate
                       Bonds
                       (Cost $908,150)                    992,122
                                                   --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 19.0%
                     FEDERAL HOME LOAN BANK: 0.4%
   2,390,000         2.875%, due 09/15/06               2,380,801
   2,765,000         5.250%, due 06/18/14               2,777,694
                                                   --------------
                                                        5,158,495
                                                   --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                              Value
-----------------------------------------------------------------
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 4.5%
$  3,988,000         2.875%, due 12/15/06          $    3,951,458
   3,649,613         4.500%, due 01/01/19               3,575,540
   2,627,976         4.500%, due 08/01/18               2,574,638
   2,424,025         4.500%, due 11/01/18               2,374,827
   2,186,000         4.875%, due 11/15/13               2,146,357
   2,487,685         5.000%, due 02/01/19               2,494,894
   3,340,540         5.000%, due 05/01/18               3,352,377
   4,777,673         5.000%, due 09/01/33               4,628,201
   2,411,290         5.000%, due 11/01/33               2,335,851
   1,062,910         5.500%, due 01/01/19               1,088,778
   4,966,108         5.500%, due 01/01/34               4,961,213
     100,710         5.500%, due 04/01/19                 103,180
     412,663         5.500%, due 04/01/34                 411,606
   4,352,991         5.500%, due 05/01/33               4,348,700
      82,232         5.500%, due 06/01/19                  84,233
   6,996,000         5.500%, due 07/15/06               7,324,707
   3,872,531         5.500%, due 12/01/33               3,868,713
   1,974,190         6.000%, due 02/01/23               2,039,592
   1,500,000         6.000%, due 06/15/11               1,612,932
   1,469,018         6.000%, due 11/01/33               1,502,710
     385,598         6.500%, due 05/01/34                 402,332
     531,521         6.500%, due 06/01/34                 554,588
      92,342         6.500%, due 12/01/15                  97,624
   7,798,000         7.000%, due 07/15/05               8,175,602
                                                   --------------
                                                       64,010,653
                                                   --------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 12.4%
  18,238,000         0.000%, due 07/01/04              18,237,368
   2,498,000         2.500%, due 06/15/06               2,475,278
     522,811         4.019%, due 08/01/13                 490,342
   1,619,669         4.500%, due 03/01/19               1,586,094
   1,113,847         4.500%, due 04/01/18               1,091,760
   2,079,268         4.500%, due 06/01/18               2,038,037
   1,579,891         4.500%, due 07/01/18               1,548,563
     181,279         4.667%, due 04/01/13                 178,293
   1,028,911         4.816%, due 12/01/12               1,024,861
   1,816,489         5.000%, due 02/01/18               1,823,522
   6,066,781         5.000%, due 02/01/18               6,096,310
   1,576,980         5.000%, due 11/01/17               1,584,655
   3,114,203         5.000%, due 12/01/18               3,125,763
   2,088,000         5.125%, due 01/02/14               2,035,735
   3,054,000         5.250%, due 04/15/07               3,197,159
     787,028         5.500%, due 01/01/18                 807,490
     774,380         5.500%, due 01/01/19                 794,195
   2,154,918         5.500%, due 02/01/18               2,210,059
   4,838,066         5.500%, due 02/01/33               4,830,407
   1,592,808         5.500%, due 02/01/34               1,590,286
     368,759         5.500%, due 02/01/34                 368,175
   2,605,705         5.500%, due 03/01/19               2,672,381
     476,995         5.500%, due 04/01/34                 475,481
     447,343         5.500%, due 04/01/34                 445,923
   2,955,981         5.500%, due 05/01/34               2,946,594
   1,010,300         5.500%, due 06/01/33               1,008,701
   1,805,416         5.500%, due 07/01/17               1,852,670
     980,000         5.500%, due 07/01/19               1,004,955
  14,901,334         5.500%, due 07/01/33              14,877,745
   2,384,440         5.500%, due 08/01/33               2,382,017
   1,010,292         5.500%, due 09/01/17               1,036,559
   1,868,525         5.500%, due 10/01/33               1,865,567
   2,169,815         5.500%, due 11/01/17               2,226,228
   3,938,128         5.500%, due 11/01/33               3,931,894
     622,878         5.500%, due 12/01/33                 621,892
   1,270,000         5.722%, due 02/01/09               1,341,155
   1,498,487         6.000%, due 01/01/17               1,563,503
     101,529         6.000%, due 01/01/33                 103,865
   1,155,724         6.000%, due 02/01/17               1,206,317
     377,963         6.000%, due 03/01/17                 394,345
   4,847,396         6.000%, due 03/01/33               4,958,931
   5,890,729         6.000%, due 03/01/34               6,022,972
     641,019         6.000%, due 04/01/16                 669,292
     496,322         6.000%, due 05/01/17                 517,834

 Principal
   Amount                                              Value
-----------------------------------------------------------------
$  6,451,000         6.000%, due 05/15/08          $    6,954,301
   1,570,257         6.000%, due 08/01/17               1,638,317
     113,988         6.000%, due 11/01/16                 118,978
   4,618,412         6.000%, due 11/01/18               4,820,586
   6,418,981         6.000%, due 11/01/32               6,571,288
     527,230         6.000%, due 12/01/16                 550,310
   7,064,000         6.125%, due 03/15/12               7,629,007
     247,806         6.330%, due 03/01/11                 268,095
   1,019,060         6.500%, due 01/01/32               1,063,054
     398,487         6.500%, due 03/01/34                 415,347
   1,139,712         6.500%, due 03/01/34               1,187,932
     458,921         6.500%, due 04/01/34                 478,337
     613,262         6.500%, due 05/01/32                 639,204
   2,475,147         6.500%, due 06/01/31               2,582,001
   2,158,145         6.500%, due 06/01/32               2,249,435
     667,604         6.500%, due 06/01/34                 695,849
     570,128         6.500%, due 07/01/31                 594,740
   2,080,418         6.500%, due 07/01/32               2,168,420
   1,120,517         6.500%, due 08/01/31               1,168,889
   2,528,833         6.500%, due 08/01/32               2,635,804
     743,787         6.500%, due 08/01/32                 775,249
   1,744,702         6.500%, due 09/01/31               1,820,022
   1,832,517         6.500%, due 12/01/31               1,911,629
   7,674,000         6.625%, due 09/15/09               8,498,565
   2,892,000         6.625%, due 11/15/10               3,215,198
     254,609         7.500%, due 02/01/30                 273,104
   1,158,250         7.500%, due 02/01/32               1,241,722
     888,786         7.500%, due 03/01/31                 952,838
     707,757         7.500%, due 06/01/31                 758,951
     114,559         7.500%, due 09/01/30                 122,845
                                                   --------------
                                                      175,261,190
                                                   --------------
                     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
                       1.6%
   2,353,284         5.500%, due 11/15/32               2,356,884
   8,143,591         5.500%, due 05/15/33               8,153,990
   1,737,353         5.500%, due 08/15/33               1,739,572
   2,513,499         5.500%, due 08/15/33               2,516,709
   2,210,397         6.000%, due 04/15/33               2,269,633
   2,402,000         6.000%, due 02/15/34               2,465,853
      97,200         6.500%, due 03/15/28                 101,858
     666,809         6.500%, due 04/15/28                 698,761
      65,461         6.500%, due 07/15/28                  68,597
     135,443         6.500%, due 12/15/28                 141,933
   1,598,758         6.500%, due 03/15/33               1,673,918
     849,970         7.000%, due 08/15/32                 903,467
      77,079         7.500%, due 12/15/23                  83,525
      31,397         7.500%, due 02/15/28                  33,899
                                                   --------------
                                                       23,208,599
                                                   --------------
                     Total U.S. Government Agency
                       Obligations
                       (Cost $268,005,178)            267,638,937
                                                   --------------
                     Total Long-Term Investments
                       (Cost $430,099,607)          1,405,044,969
                                                   --------------
SHORT-TERM INVESTMENTS: 26.0%
                     SECURITY LENDING COLLATERAL(CC): 26.0%
   2,522,020         Americredit Auto Rec Trust,
                       1.410%, due 10/06/05             2,522,020
   6,005,837         Arran Master Trust, 1.680%,
                       due 09/15/05                     6,005,837
   9,500,000         Bank One Issuance Trust,
                       1.289%, due 02/15/06             9,500,000
  10,000,000         Capital Auto Rec Asset
                       Trust, 1.279%, due
                       04/15/05                        10,000,000
   6,600,233         Capital One Master Trust,
                       1.319%, due 04/15/05             6,600,233
   7,010,267         Chase Credit Card Master
                       Trust, 1.379%, due
                       06/15/05                         7,010,267

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO       as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                              Value
-----------------------------------------------------------------
                     SECURITY LENDING COLLATERAL(CC) (CONTINUED)
$  2,000,000         Chase Credit Card Master
                       Trust, 1.289%, due
                       06/15/05                    $    2,000,000
   3,500,000         Daimler Chrysler Master
                       Owner Trust, 1.289%, due
                       05/16/05                         3,500,000
   8,015,073         Discover Card Master Trust,
                       1.399%, due 03/15/05             8,015,073
   8,000,000         Distrubution Financial
                       Service Floorplan Master
                       Trust, 1.339%, due
                       04/17/06                         8,000,000
  10,000,595         Fleet CC Master Trust,
                       1.289%, due 04/15/05            10,000,595
   2,499,699         Fleet Commerical Line Master
                       Trust, 1.520%, due
                       08/16/05                         2,499,699
   5,000,000         Fleet Commerical Line Master
                       Trust, 1.500%, due
                       08/16/05                         5,000,000
  10,000,000         Goldman Sachs Promissory
                       Note, 1.700%, due 10/01/04      10,000,000
  11,000,000         MBNA CC Master Note Trust,
                       1.299%, due 02/15/06            11,000,000
   1,001,736         MBNA Master Credit Card
                       Trust, 1.389%, due
                       02/15/06                         1,001,736
  10,000,000    @@   Mound Financing PLC, 1.320%,
                       due 02/08/06                    10,000,000
   4,002,895         Superior Wholesale Inv
                       Financial Trust, 1.270%,
                       due 04/15/05                     4,002,895
 249,139,725         The Bank of New York
                       Institutional Cash
                       Reserves Fund, 1.254%, due
                       07/01/04                       249,139,725
                                                   --------------
                     Total Securities Lending
                       Collateral
                       (Cost $365,798,080)            365,798,080
                                                   --------------
                     Total Short-Term Investments
                       (Cost $365,798,080)            365,798,080
                                                   --------------

              TOTAL INVESTMENTS IN
                SECURITIES
                (COST $1,689,372,163)*    125.7%   $1,770,843,049
              OTHER ASSETS AND
                LIABILITIES-NET           (25.7)     (361,897,810)
                                          -----    --------------
              NET ASSETS                  100.0%   $1,408,945,239
                                          =====    ==============

 @     Non-income producing security
 @@    Foreign issuer
 I     Illiquid security
 L     Loaned security, apportion or all of the security is on
       loan at June 30, 2004
 cc    Security purchased with cash collateral for securities
       loaned
 W     When-issued or delayed delivery security.
 *     Cost for federal income tax purposes is $1,704,667,455.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $ 81,068,886
      Gross Unrealized Depreciation                  (14,893,292)
                                                    ------------
      Net Unrealized Appreciation                   $ 66,175,594
                                                    ============

                 See Accompanying Notes to Financial Statements

ING T ROWE PRICE CAPITAL                                PORTFOLIO OF INVESTMENTS
APPRECIATION PORTFOLIO                           as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                               Value
-----------------------------------------------------------------
COMMON STOCK: 68.8%
                    AEROSPACE/DEFENSE: 1.4%
    450,000    L    Lockheed Martin Corp.          $   23,436,000
                                                   --------------
                                                       23,436,000
                                                   --------------
                    AGRICULTURE: 1.7%
    507,000         Altria Group, Inc.                 25,375,350
    152,000    L    Loews Corp.                         3,731,600
                                                   --------------
                                                       29,106,950
                                                   --------------
                    BANKS: 0.4%
    240,000   @@,L  Royal Bank of Scotland
                      Group PLC                         6,911,610
                                                   --------------
                                                        6,911,610
                                                   --------------
                    CHEMICALS: 4.6%
    746,900    @@   Agrium, Inc.                       10,867,395
    180,000         Dow Chemical Co.                    7,326,000
    412,000         Du Pont EI de Nemours & Co.        18,301,040
    376,000         Great Lakes Chemical Corp.         10,174,560
    350,000    @@   Octel Corp.                         9,215,500
    223,000   @@,L  Potash Corp of Saskatchewan        21,608,700
                                                   --------------
                                                       77,493,195
                                                   --------------
                    COMMERCIAL SERVICES: 1.1%
    750,200         Petrie Stores Corp.                   345,092
     96,000    L    RR Donnelley & Sons Co.             3,169,920
  1,262,000         ServiceMaster Co.                  15,547,840
                                                   --------------
                                                       19,062,852
                                                   --------------
                    COMPUTERS: 1.2%
    379,000    L    Electronic Data Systems Corp.       7,257,850
    599,000         Hewlett-Packard Co.                12,638,900
                                                   --------------
                                                       19,896,750
                                                   --------------
                    DIVERSIFIED FINANCIAL SERVICES: 0.8%
    177,000         Lehman Brothers Holdings,
                      Inc.                             13,319,250
                                                   --------------
                                                       13,319,250
                                                   --------------
                    ELECTRIC: 6.0%
  1,119,000    L    Duke Energy Corp.                  22,704,510
    693,925    L    FirstEnergy Corp.                  25,959,735
    397,400    L    NiSource, Inc.                      8,194,388
    159,000    L    Pinnacle West Capital Corp.         6,422,010
    167,826         PPL Corp.                           7,703,213
    376,000    L    TXU Corp.                          15,231,760
    551,000    L    Unisource Energy Corp.             13,692,350
                                                   --------------
                                                       99,907,966
                                                   --------------
                    ENVIRONMENTAL CONTROL: 0.7%
    391,000         Waste Management, Inc.             11,984,150
                                                   --------------
                                                       11,984,150
                                                   --------------
                    FOOD: 0.5%
    183,000    L    General Mills, Inc.                 8,697,990
                                                   --------------
                                                        8,697,990
                                                   --------------
                    FOREST PRODUCTS & PAPER: 1.7%
    256,000    L    Bowater, Inc.                      10,647,040
    107,000    L    Longview Fibre Co.                  1,576,110
    375,000    L    Potlatch Corp.                     15,615,000
                                                   --------------
                                                       27,838,150
                                                   --------------
                    HEALTHCARE-PRODUCTS: 0.9%
    446,000         Baxter Intl., Inc.                 15,391,460
                                                   --------------
                                                       15,391,460
                                                   --------------

  Shares                                               Value
-----------------------------------------------------------------
                    HOUSEHOLD PRODUCTS/WARES: 1.0%
    223,000         Fortune Brands, Inc.           $   16,820,890
                                                   --------------
                                                       16,820,890
                                                   --------------
                    HOUSEWARES: 1.5%
  1,063,000         Newell Rubbermaid, Inc.            24,980,500
                                                   --------------
                                                       24,980,500
                                                   --------------
                    INSURANCE: 9.1%
    450,000    @    Assurant, Inc.                     11,871,000
    591,000   @,L   Genworth Financial, Inc.           13,563,450
    125,200    L    Hartford Financial Services
                      Group, Inc.                       8,606,248
    322,000         Loews Corp.                        19,307,120
    532,000         Marsh & McLennan Cos., Inc.        24,142,160
    351,000    L    Prudential Financial, Inc.         16,310,970
    588,000         Safeco Corp.                       25,871,999
    277,000         St. Paul Cos.                      11,229,580
    367,800    L    UnumProvident Corp.                 5,848,020
     25,500    L    White Mountains Insurance
                      Group Ltd.                       13,005,000
                                                   --------------
                                                      149,755,547
                                                   --------------
                    IRON/STEEL: 1.7%
    371,000         Nucor Corp.                        28,477,960
                                                   --------------
                                                       28,477,960
                                                   --------------
                    LODGING: 0.8%
     99,000         Mandalay Resort Group               6,795,360
    131,000    L    Marriott Intl., Inc.                6,534,280
                                                   --------------
                                                       13,329,640
                                                   --------------
                    MEDIA: 5.0%
    328,676   @,L   Comcast Corp.                       9,212,788
    308,000    L    Meredith Corp.                     16,927,680
    205,000    L    New York Times Co.                  9,165,550
    986,000    @    Time Warner, Inc.                  17,333,880
    317,000    L    Walt Disney Co.                     8,080,330
     25,300         Washington Post                    23,529,253
                                                   --------------
                                                       84,249,481
                                                   --------------
                    MINING: 4.0%
    211,000         Alcoa, Inc.                         6,969,330
  1,149,800    L    Newmont Mining Corp.               44,566,248
    196,000   @,L   Phelps Dodge Corp.                 15,191,960
                                                   --------------
                                                       66,727,538
                                                   --------------
                    MISCELLANEOUS MANUFACTURING: 2.7%
    112,000         3M Co.                             10,081,120
    371,000         Honeywell Intl., Inc.              13,589,730
    665,000    @@   Tyco Intl. Ltd.                    22,038,100
                                                   --------------
                                                       45,708,950
                                                   --------------
                    OIL AND GAS: 6.9%
    409,000    L    Amerada Hess Corp.                 32,388,710
    128,910         ChevronTexaco Corp.                12,131,720
    108,470         Devon Energy Corp.                  7,159,020
    185,000   @@,L  Imperial Oil Ltd.                   8,661,700
    339,000         Marathon Oil Corp.                 12,827,760
    324,000         Murphy Oil Corp.                   23,878,800
    318,000    @@   Royal Dutch Petroleum Co. ADR      16,431,060
                                                   --------------
                                                      113,478,770
                                                   --------------
                    OIL AND GAS SERVICES: 1.0%
    463,000    L    Baker Hughes, Inc.                 17,431,950
                                                   --------------
                                                       17,431,950
                                                   --------------

                 See accompanying notes to financial statements

ING T ROWE PRICE CAPITAL                                PORTFOLIO OF INVESTMENTS
APPRECIATION PORTFOLIO                           as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                               Value
-----------------------------------------------------------------
                    PHARMACEUTICALS: 5.1%
    318,000    L    Amerisourcebergen Corp.        $   19,010,040
    476,000         Bristol-Myers Squibb Co.           11,662,000
    412,000         Merck & Co., Inc.                  19,570,000
    690,000    L    Schering-Plough Corp.              12,751,200
    619,000         Wyeth                              22,383,040
                                                   --------------
                                                       85,376,280
                                                   --------------
                    PIPELINES: 0.1%
    110,700    L    El Paso Corp.                         872,316
                                                   --------------
                                                          872,316
                                                   --------------
                    REAL ESTATE INVESTMENT TRUSTS: 0.7%
    259,393    L    Rouse Co.                          12,321,168
                                                   --------------
                                                       12,321,168
                                                   --------------
                    RETAIL: 2.1%
    454,000    L    CVS Corp.                          19,077,080
    449,000    L    Home Depot, Inc.                   15,804,800
                                                   --------------
                                                       34,881,880
                                                   --------------
                    SEMICONDUCTORS: 0.2%
    167,000         Texas Instruments, Inc.             4,038,060
                                                   --------------
                                                        4,038,060
                                                   --------------
                    TELECOMMUNICATIONS: 2.5%
  3,810,000   @,L   Qwest Communications Intl.         13,677,900
    702,000    L    Sprint Corp.-FON Group             12,355,200
    415,000         Verizon Communications, Inc.       15,018,850
                                                   --------------
                                                       41,051,950
                                                   --------------
                    TOYS/GAMES/HOBBIES: 0.4%
    316,000         Hasbro, Inc.                        6,004,000
                                                   --------------
                                                        6,004,000
                                                   --------------
                    TRANSPORTATION: 3.0%
    436,000         Burlington Northern Santa Fe
                      Corp.                            15,290,520
    269,000    L    CSX Corp.                           8,815,130
    640,000    L    Ryder System, Inc.                 25,644,800
                                                   --------------
                                                       49,750,450
                                                   --------------
                    Total Common Stock (Cost
                      $872,793,137)                 1,148,303,653
                                                   --------------
PREFERRED STOCK: 7.1%
                    AUTO MANUFACTURERS: 0.7%
    213,000         Ford Motor Co. Capital Trust
                      II                               11,663,880
                                                   --------------
                                                       11,663,880
                                                   --------------
                    CHEMICALS: 0.7%
    157,000         Hercules Trust II                  11,932,000
                                                   --------------
                                                       11,932,000
                                                   --------------
                    DIVERSIFIED FINANCIAL SERVICES: 0.5%
     90,800         IMC Global, Inc.                    8,403,540
                                                   --------------
                                                        8,403,540
                                                   --------------
                    ELECTRIC: 0.0%
      5,353         Entergy Gulf States, Inc.             285,850
      6,651    @    Pacific Gas & Electric Co.            166,940
      2,400         Southern California Edison
                      Co.                                 235,200
                                                   --------------
                                                          687,990
                                                   --------------
                    HEALTHCARE -- PRODUCTS: 0.3%
     89,000         Baxter Intl., Inc.                  5,069,440
                                                   --------------
                                                        5,069,440
                                                   --------------

  Shares                                               Value
-----------------------------------------------------------------
                    HOUSEWARES: 0.6%
    208,000    L    Newell Financial Trust I       $    9,412,000
                                                   --------------
                                                        9,412,000
                                                   --------------
                    INSURANCE: 2.8%
    162,000    @    Conseco, Inc.                       4,365,900
    326,000    @    Genworth Financial, Inc.            9,310,560
    280,000    @@   Scottish Re Group Ltd.              8,139,600
    465,000         Travelers Property Casualty
                      Corp.                            11,067,000
    214,100         UnumProvident Corp.                 5,841,959
    300,000    @@   XL Capital Ltd.                     7,617,000
                                                   --------------
                                                       46,342,019
                                                   --------------
                    OIL AND GAS: 1.2%
    135,000         Ameranda Hess Corp.                 9,804,375
    182,100         Unocal Capital Trust                9,469,200
                                                   --------------
                                                       19,273,575
                                                   --------------
                    PACKAGING AND CONTAINERS: 0.2%
    120,000         Owens-Illinois, Inc.                4,033,200
                                                   --------------
                                                        4,033,200
                                                   --------------
                    PIPELINES: 0.1%
     62,700         El Paso Energy Capital Trust
                      I                                 1,752,465
                                                   --------------
                                                        1,752,465
                                                   --------------
                    Total Preferred Stock
                      (Cost $105,045,612)             118,570,109
                                                   --------------
 Principal
  Amount                                               Value
-----------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS: 9.0%
                    AIRLINES: 0.7%
$17,190,000    L    Delta Air Lines, Inc.,
                      2.880%, due 02/18/24         $   11,194,988
  2,200,000    L    Delta Air Lines, Inc.,
                      8.000%, due 06/03/23              1,256,750
                                                   --------------
                                                       12,451,738
                                                   --------------
                    INSURANCE: 1.5%
  9,600,000         Loews Corp., 3.130%, due
                      09/15/07                          9,228,000
  3,600,000    L    Radian Group, Inc., 2.250%,
                      due 01/01/22                      3,681,000
    698,000    @@   Scottish Re Group Ltd.,
                      4.500%, due 12/01/22                852,433
  7,400,000    L    Selective Insurance Group,
                      1.620%, due 09/24/32              4,125,500
  7,828,000         USF&G Corp., 0.000%, due
                      03/03/09                          6,360,250
                                                   --------------
                                                       24,247,183
                                                   --------------
                    MEDIA: 0.3%
  9,000,000         America Online, Inc., 0.000%,
                      due 12/06/19                      5,748,750
                                                   --------------
                                                        5,748,750
                                                   --------------
                    MINING: 0.5%
  8,200,000    @@   Teck Cominco Ltd., 3.750%,
                      due 07/15/06                      7,913,000
                                                   --------------
                                                        7,913,000
                                                   --------------
                    MISCELLANEOUS MANUFACTURING: 0.6%
  4,400,000   #,@@  Tyco Intl. Group SA, 2.750%,
                      due 01/15/18                      6,633,000
  2,200,000    @@   Tyco Intl. Group SA, 3.130%,
                      due 01/15/23                      3,572,250
                                                   --------------
                                                       10,205,250
                                                   --------------

                 See accompanying notes to financial statements

ING T ROWE PRICE CAPITAL                                PORTFOLIO OF INVESTMENTS
APPRECIATION PORTFOLIO                           as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

 Principal
  Amount                                               Value
-----------------------------------------------------------------
                    PHARMACEUTICALS: 2.2%
$ 5,100,000    L    AmerisourceBergen Corp.,
                      5.000%, due 12/01/07         $    6,030,750
  8,100,000   @,L   King Pharmaceuticals, Inc.,
                      2.750%, due 11/15/21              7,553,250
 36,750,000    L    Roche Holdings, Inc., 0.000%,
                      due 07/25/21                     22,417,500
                                                   --------------
                                                       36,001,500
                                                   --------------
                    RETAIL: 0.5%
  4,619,000    L    Duane Reade, Inc., 2.150%,
                      due 04/16/22                      2,627,056
  2,950,000         Gap, Inc., 5.750%, due
                      03/15/09                          4,602,000
  1,550,000    L    Lowe's Cos., Inc., 0.000%,
                      due 02/16/21                      1,354,313
                                                   --------------
                                                        8,583,369
                                                   --------------
                    SOFTWARE: 0.4%
  6,417,000   @,L   Red Hat, Inc., 0.500%, due
                      01/15/24                          7,307,359
                                                   --------------
                                                        7,307,359
                                                   --------------
                    TELECOMMUNICATIONS: 2.3%
 18,600,000    L    Corning, Inc., 0.000%, due
                      11/08/15                         14,624,249
  5,800,000    L    Crown Castle Intl. Corp.,
                      4.000%, due 07/15/10              9,272,750
 12,800,000   @,L   Lucent Technologies, Inc.,
                      8.000%, due 08/01/31             14,432,000
                                                   --------------
                                                       38,328,999
                                                   --------------
                    Total Convertible
                      Corporate Bonds
                      (Cost $134,573,945)             150,787,148
                                                   --------------
CORPORATE BONDS: 1.0%
                    ELECTRONICS: 0.1%
  1,200,000    L    Oak Industries, Inc., 4.880%,
                      due 03/01/08                      1,254,000
                                                   --------------
                                                        1,254,000
                                                   --------------
                    FOREST PRODUCTS & PAPER: 0.1%
  1,160,000         Potlatch Corp., 10.000%, due
                      07/15/11                          1,293,400
                                                   --------------
                                                        1,293,400
                                                   --------------
                    MEDIA: 0.8%
 10,300,000    L    Liberty Media Corp., 3.250%,
                      due 03/15/31                      9,270,000
  2,950,000    L    XM Satellite Radio, Inc.,
                      0.000%, due 12/31/09              2,795,125
  2,112,000    L    XM Satellite Radio, Inc.,
                      12.000%, due 06/15/10             2,431,440
                                                   --------------
                                                       14,496,565
                                                   --------------
                    Total Corporate Bonds
                      (Cost $17,066,707)               17,043,965
                                                   --------------
                    Total Long-Term Investments
                      (Cost $1,129,479,401)         1,434,704,875
                                                   --------------
SHORT-TERM INVESTMENTS: 21.3%
                    SECURITY LANDING COLLATERAL CC: 21.3%
  5,000,446         American Express Master
                      Trust, 1.289%, due 06/15/05       5,000,446
  2,522,020         Americredit Auto Rec Trust,
                      1.330%, due 07/06/05              2,552,020
  5,000,000         Bank One Issuance Trust,
                      1.289%, due 06/15/06              5,000,000
  2,125,554         Capital Auto Rec Asset Trust,
                      1.289%, due 04/15/05              2,125,554

 Principal
  Amount                                               Value
-----------------------------------------------------------------
$ 7,000,448         Capital One Master Trust,
                      1.319, due 04/15/05          $    7,000,448
  2,000,197         Carco Auto Loan Master Trade,
                      1.304%, due 11/15/04              2,000,197
  4,499,532         Chase Credit Card Master
                      Trust, 1.289%, due 06/15/05       4,499,532
  2,000,000         Citibank CC Issuance Trust,
                      1.560%, due 09/15/05              2,000,000
  5,000,416         Daimler Chrysler Master Owner
                      Trust, 1.299%, due 05/16/05       5,000,416
  5,004,531         Discover Card Master Trust,
                      1.419%, due 03/15/05              5,004,531
  4,000,000         Distribution Financial
                      Service Floorplan Master
                      Trust, 1.339%, due 04/17/06       4,000,000
  8,000,476         Fleet CC Master Trust,
                      1.289%, due 04/15/05              8,000,476
  5,000,000         Fleet Commercial Line Master
                      Trust, 1.500%, due 08/16/05       5,000,000
  6,000,120         Ford Credit Master, 1.329%,
                      due 07/15/04                      6,000,120
  2,000,000         Goldman Sachs Promissory
                      Note, 1.700%, due 10/01/04        2,000,000
  3,000,000         MBNA CC Master Note Trust,
                      1.299%, due 11/15/05              3,000,000
  2,003,473         MBNA Master Credit Card
                      Trust, 1.389%, due 02/15/06       2,003,473
  6,000,000    @@   Mound Financing PLC, 1.320%,
                      due 02/08/06                      6,000,000
  2,001,448         Superior Wholesale INV
                      Financial Trust, 1.270%,
                      due 04/15/05                      2,001,448
277,503,853         The Bank of New York
                      Institutional Cash Reserves
                      Fund, 1.254%, due 07/01/04      277,503,853
                                                   --------------
                    Total Securities Lending
                      Collateral
                      (Cost $355,662,514)             355,662,514
                                                   --------------
                    Total Short-term Investments
                      (Cost $355,682,514)             355,662,514
                                                   --------------

           TOTAL INVESTMENTS IN
             SECURITIES
             (COST $1,485,141,915)*        107.2%   $1,790,367,389
           OTHER ASSETS AND
             LIABILITIES-NET               (7.2)      (119,951,137)
                                           -----    --------------
           NET ASSETS                      100.0%   $1,670,416,252
                                           =====    ==============

 @     Non-income producing security
 @@    Foreign issuer
 #     Securities with purchases pursuant to Rule 144A, under
       the Securities Act of 1933 and may not be resold subject
       to that rule except to qualified institutional buyers.
       These securities have been determined to be liquid under
       the guidelines established by the Funds' Board of
       Trustees.
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004.
 cc    Security purchased with cash collateral for securities.
 *     Cost for federal income tax purposes is $1,486,096,733.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                $332,402,430
      Gross Unrealized Depreciation                 (28,131,774)
                                                   ------------
      Net Unrealized Appreciation                  $304,270,656
                                                   ============

                 See accompanying notes to financial statements

                                                        PORTFOLIO OF INVESTMENTS
ING T ROWE PRICE EQUITY INCOME PORTFOLIO         as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


   Shares                                               Value
------------------------------------------------------------------
COMMON STOCK: 95.0%
                      AEROSPACE/DEFENSE: 2.9%
     173,700          Lockheed Martin Corp.         $    9,046,296
     233,000          Raytheon Co.                       8,334,410
     235,300     L    Rockwell Collins, Inc.             7,840,196
                                                    --------------
                                                        25,220,902
                                                    --------------
                      AGRICULTURE: 1.2%
     102,900          Altria Group, Inc.                 5,150,145
     150,200     L    UST, Inc.                          5,407,200
                                                    --------------
                                                        10,557,345
                                                    --------------
                      AUTO MANUFACTURERS: 0.4%
     210,100          Ford Motor Co.                     3,288,065
                                                    --------------
                                                         3,288,065
                                                    --------------
                      BANKS: 6.9%
     175,069          Bank of America Corp.             14,814,339
     240,700          Bank One Corp.                    12,275,700
     226,600          Mellon Financial Corp.             6,646,178
      97,000          Mercantile Bankshares Corp.        4,541,540
     119,900          National City Corp.                4,197,699
      79,800          Northern Trust Corp.               3,373,944
     111,400     L    SunTrust Banks, Inc.               7,239,886
      74,200          Wells Fargo & Co.                  4,246,466
      52,100          Wilmington Trust Corp.             1,939,162
                                                    --------------
                                                        59,274,914
                                                    --------------
                      BIOTECHNOLOGY: 0.6%
     221,100    @,L   Medimmune, Inc.                    5,173,740
                                                    --------------
                                                         5,173,740
                                                    --------------
                      BUILDING MATERIALS: 0.2%
      27,700     L    Vulcan Materials Co.               1,317,135
                                                    --------------
                                                         1,317,135
                                                    --------------
                      CHEMICALS: 3.2%
     199,200          Dow Chemical Co.                   8,107,440
     167,600          Du Pont EI de Nemours & Co.        7,444,792
     135,600          Great Lakes Chemical Corp.         3,669,336
     265,900    @,L   Hercules, Inc.                     3,241,321
     131,700          International Flavors &
                        Fragrances, Inc.                 4,925,580
                                                    --------------
                                                        27,388,469
                                                    --------------
                      COMPUTERS: 1.0%
     400,438          Hewlett-Packard Co.                8,449,242
                                                    --------------
                                                         8,449,242
                                                    --------------
                      COSMETICS/PERSONAL CARE: 1.6%
      87,500          Colgate-Palmolive Co.              5,114,375
     126,400          Kimberly-Clark Corp.               8,327,232
                                                    --------------
                                                        13,441,607
                                                    --------------
                      DISTRIBUTION/WHOLESALE: 1.3%
     203,400          Genuine Parts Co.                  8,070,912
      59,400     L    WW Grainger, Inc.                  3,415,500
                                                    --------------
                                                        11,486,412
                                                    --------------
                      DIVERSIFIED FINANCIAL SERVICES: 5.0%
     167,100          American Express Co.               8,585,598
     276,000          Charles Schwab Corp.               2,652,360
     122,966          Citigroup, Inc.                    5,717,919
      92,000          Fannie Mae                         6,565,120
      54,800          Federated Investors, Inc.          1,662,632
      86,000          Janus Capital Group, Inc.          1,418,140
     189,320          JPMorgan Chase & Co.               7,339,936
     165,800          Morgan Stanley                     8,749,266
                                                    --------------
                                                        42,690,971
                                                    --------------


   Shares                                               Value
------------------------------------------------------------------
                      ELECTRIC: 4.1%
     169,300          Constellation Energy Group,
                        Inc.                        $    6,416,470
     420,600     L    Duke Energy Corp.                  8,533,974
     147,000     L    FirstEnergy Corp.                  5,499,270
     321,600     L    NiSource, Inc.                     6,631,392
      82,500     L    TECO Energy, Inc.                    989,175
     181,100     L    TXU Corp.                          7,336,361
                                                    --------------
                                                        35,406,642
                                                    --------------
                      ELECTRICAL COMPONENTS AND EQUIPMENT: 0.6%
      59,200          Emerson Electric Co.               3,762,160
      26,500          Hubbell, Inc.                      1,237,815
                                                    --------------
                                                         4,999,975
                                                    --------------
                      ENVIRONMENTAL CONTROL: 0.9%
     264,400          Waste Management, Inc.             8,103,860
                                                    --------------
                                                         8,103,860
                                                    --------------
                      FOOD: 2.0%
     279,200          Campbell Soup Co.                  7,504,896
     106,300          Conagra Foods, Inc.                2,878,604
     145,100     L    General Mills, Inc.                6,896,603
      22,000     L    Winn-Dixie Stores, Inc.              158,400
                                                    --------------
                                                        17,438,503
                                                    --------------
                      FOREST PRODUCTS AND PAPER: 1.8%
     228,393     L    International Paper Co.           10,209,167
     176,200          MeadWestvaco Corp.                 5,178,518
                                                    --------------
                                                        15,387,685
                                                    --------------
                      HEALTHCARE -- PRODUCTS: 2.4%
     259,900          Baxter Intl., Inc.                 8,969,149
     212,500          Johnson & Johnson                 11,836,250
                                                    --------------
                                                        20,805,399
                                                    --------------
                      HOUSEHOLD PRODUCTS/WARES: 1.4%
      84,600     L    Clorox Co.                         4,549,788
     101,500          Fortune Brands, Inc.               7,656,145
                                                    --------------
                                                        12,205,933
                                                    --------------
                      HOUSEWARES: 1.1%
     384,200          Newell Rubbermaid, Inc.            9,028,700
                                                    --------------
                                                         9,028,700
                                                    --------------
                      INSURANCE: 6.7%
      90,400     L    Chubb Corp.                        6,163,472
     110,900     L    Cigna Corp.                        7,631,029
     150,977          Lincoln National Corp.             7,133,663
     266,600          Marsh & McLennan Cos., Inc.       12,098,308
     203,200          SAFECO Corp.                       8,940,800
     224,792          St. Paul Cos.                      9,113,068
     410,100     L    UnumProvident Corp.                6,520,590
                                                    --------------
                                                        57,600,930
                                                    --------------
                      IRON/STEEL: 0.8%
      87,500          Nucor Corp.                        6,716,500
                                                    --------------
                                                         6,716,500
                                                    --------------
                      LODGING: 1.6%
     319,500     L    Hilton Hotels Corp.                5,961,870
     165,500     L    Starwood Hotels & Resorts
                        Worldwide, Inc.                  7,422,675
                                                    --------------
                                                        13,384,545
                                                    --------------
                      MACHINERY -- DIVERSIFIED: 0.7%
     149,600          Rockwell Automation, Inc.          5,611,496
                                                    --------------
                                                         5,611,496
                                                    --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
   ING T ROWE PRICE EQUITY INCOME PORTFOLIO  as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------


   Shares                                               Value
------------------------------------------------------------------
                      MEDIA: 7.7%
     347,143    @,L   Comcast Corp.                 $    9,730,418
     177,900     L    Dow Jones & Co., Inc.              8,023,290
      90,600     L    Knight-Ridder, Inc.                6,523,200
     238,900          New York Times Co.                10,681,219
     609,700    @,L   Time Warner, Inc.                 10,718,526
     295,200     L    Viacom, Inc.                      10,544,544
     398,900          Walt Disney Co.                   10,167,961
                                                    --------------
                                                        66,389,158
                                                    --------------
                      MINING: 0.4%
     113,400          Alcoa, Inc.                        3,745,602
                                                    --------------
                                                         3,745,602
                                                    --------------
                      MISCELLANEOUS MANUFACTURING: 6.8%
     170,700          Cooper Industries Ltd.            10,141,287
     293,800     L    Eastman Kodak Co.                  7,926,724
     564,800          General Electric Co.              18,299,520
     411,300          Honeywell Intl., Inc.             15,065,919
     250,200     L    Pall Corp.                         6,552,738
                                                    --------------
                                                        57,986,188
                                                    --------------
                      OIL AND GAS: 9.4%
     184,700     L    Amerada Hess Corp.                14,626,393
     115,200          Anadarko Petroleum Corp.           6,750,720
     169,524    @@    BP PLC ADR                         9,081,401
     168,495          ChevronTexaco Corp.               15,857,064
     383,524          Exxon Mobil Corp.                 17,032,302
      55,800          Marathon Oil Corp.                 2,111,472
     244,300   @@,L   Royal Dutch Petroleum Co.
                        ADR                             12,622,981
      85,000          Unocal Corp.                       3,230,000
                                                    --------------
                                                        81,312,333
                                                    --------------
                      OIL AND GAS SERVICES: 0.8%
      59,900          Baker Hughes, Inc.                 2,255,235
      77,600          Schlumberger Ltd.                  4,928,376
                                                    --------------
                                                         7,183,611
                                                    --------------
                      PHARMACEUTICALS: 5.7%
     130,500          Abbott Laboratories                5,319,180
     504,600          Bristol-Myers Squibb Co.          12,362,700
     309,200          Merck & Co., Inc.                 14,687,000
     346,000          Schering-Plough Corp.              6,394,080
     286,400          Wyeth                             10,356,224
                                                    --------------
                                                        49,119,184
                                                    --------------
                      PIPELINES: 0.2%
     268,500     L    El Paso Corp.                      2,115,780
                                                    --------------
                                                         2,115,780
                                                    --------------
                      REAL ESTATE INVESTMENT TRUSTS: 0.5%
      85,400     L    Simon Property Group, Inc.         4,391,268
                                                    --------------
                                                         4,391,268
                                                    --------------
                      RETAIL: 2.8%
     219,800          Home Depot, Inc.                   7,736,960
     163,500     L    May Department Stores Co.          4,494,615
     309,100          McDonald's Corp.                   8,036,600
     216,400    @,L   Toys R US, Inc.                    3,447,252
                                                    --------------
                                                        23,715,427
                                                    --------------
                      SEMICONDUCTORS: 0.4%
     127,788    @,L   Agere Systems, Inc.                  293,912
     144,000          Texas Instruments, Inc.            3,481,920
                                                    --------------
                                                         3,775,832
                                                    --------------
                      SOFTWARE: 1.6%
      69,200     @    Dun & Bradstreet Corp.             3,730,572
     346,000          Microsoft Corp.                    9,881,760
                                                    --------------
                                                        13,612,332
                                                    --------------


   Shares                                               Value
------------------------------------------------------------------
                      TELECOMMUNICATIONS: 7.1%
     157,500     L    Alltel Corp.                  $    7,972,650
     208,980          AT&T Corp.                         3,057,377
     639,600    @,L   Lucent Technologies, Inc.          2,417,688
     443,700     L    Motorola, Inc.                     8,097,525
     294,400    @@    Nokia OYJ ADR                      4,280,576
   1,795,000     @    Qwest Communications Intl.         6,444,050
     325,300          SBC Communications, Inc.           7,888,525
     479,700     L    Sprint Corp.-FON Group             8,442,720
     333,750          Verizon Communications, Inc.      12,078,413
                                                    --------------
                                                        60,679,524
                                                    --------------
                      TOYS/GAMES/HOBBIES: 1.1%
     112,200          Hasbro, Inc.                       2,131,800
     409,200     L    Mattel, Inc.                       7,467,900
                                                    --------------
                                                         9,599,700
                                                    --------------
                      TRANSPORTATION: 2.1%
     232,400     L    Norfolk Southern Corp.             6,163,248
     196,600          Union Pacific Corp.               11,687,870
                                                    --------------
                                                        17,851,118
                                                    --------------
                      Total Common Stock
                        (Cost $758,796,845)            816,456,027
                                                    --------------
PREFERRED STOCK: 0.4%
                      AUTO MANUFACTURERS: 0.1%
      22,700          Ford Motor Co. Capital Trust
                        II                               1,243,052
                                                    --------------
                                                         1,243,052
                                                    --------------
                      INSURANCE: 0.3%
      78,000          UnumProvident Corp.                1,941,425
                                                    --------------
                                                         1,941,425
                                                    --------------
                      Total Preferred Stock
                        (Cost $3,085,000)                3,184,477
                                                    --------------
 Principal
   Amount                                               Value
------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS: 0.3%
                      TELECOMMUNICATIONS: 0.3%
$  2,070,000     @    Lucent Technologies, Inc.,
                        8.000%, due 08/01/31        $    2,333,924
                                                    --------------
                      Total Convertible
                        Corporate Bonds
                        (Cost $1,641,118)                2,333,924
                                                    --------------
                      Total Long-Term Investments
                        (Cost $763,522,963)            821,974,428
                                                    --------------
SHORT-TERM INVESTMENTS: 17.2%
                      SECURITY LENDING COLLATERAL(CC): 17.2%
   1,000,000          AICCO Premium Financial
                        Master Trust, 1.439%, due
                        06/15/05                         1,000,000
   1,000,089          American Express Master
                        Trust, 1.289%, due
                        06/15/05                         1,000,089
     813,101          Americredit Auto Rec Trust,
                        1.410%, due 10/06/05               813,101
   1,000,973          Arran Master Trust, 1.680%,
                        due 09/15/05                     1,000,973
   2,000,000          Bank One Issuance Trust,
                        1.289%, due 02/15/06             2,000,000

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
   ING T ROWE PRICE EQUITY INCOME PORTFOLIO  as of June 30, 2004 (Unaudited)
                                  (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                               Value
------------------------------------------------------------------
                      SECURITY LENDING COLLATERAL(CC) (CONTINUED)
$  1,500,000          Capital Auto Rec Asset
                        Trust, 1.279%, due
                        04/17/06                    $    1,500,000
     708,518          Capital Auto Rec Asset
                        Trust, 1.289%, due
                        04/15/05                           708,518
   1,000,090          Capital One Master Trust,
                        1.319%, due 04/15/05             1,000,090
   2,503,667          Chase Credit Card Master
                        Trust, 1.379%, due
                        02/15/06                         2,503,667
     500,000          Daimler Chrysler Master
                        Owner Trust, 1.289%, due
                        02/15/06                           500,000
   1,000,083          Daimler Chrysler Master
                        Owner Trust, 1.299%, due
                        05/16/05                         1,000,083
   2,003,768          Discover Card Master Trust,
                        1.399%, due 01/17/06             2,003,768
   1,000,938          Discover Card Master Trust,
                        1.419%, due 03/15/05             1,000,938
   1,000,000          Distribution Financial
                        Service Floorplan Master
                        Trust, 1.339%, due
                        04/17/06                         1,000,000
   1,999,855          Fleet CC Master Trust,
                        1.289%, due 04/15/05             1,999,855
   1,999,759          Fleet Commercial Line Master
                        Trust, 1.520%,
                        due 08/16/05                     1,999,759
   2,000,000          Goldman Sachs Promissory
                        Note, 1.700%, due 10/01/04       2,000,000
   1,500,000          MBNA CC Master Note Trust,
                        1.299%, due 11/15/05             1,500,000
   1,001,736          MBNA Master Credit Card
                        Trust, 1.389%, due
                        02/15/06                         1,001,736

 Principal
   Amount                                               Value
------------------------------------------------------------------
$  3,000,000    @@    Mound Financing PLC, 1.320%,
                        due 02/08/06                $    3,000,000
 119,187,594          The Bank of New York
                        Institutional Cash
                        Reserves Fund, 1.254%, due
                        07/01/04                       119,187,595
                                                    --------------
                      Total Securities Lending
                        Collateral
                        (Cost $147,720,171)            147,720,172
                                                    --------------
                      Total Short-Term Investments
                        (Cost $147,720,171)            147,720,172
                                                    --------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $911,243,134)*          112.9%   $ 969,694,600
            OTHER ASSETS AND
              LIABILITIES-NET               (12.9)    (111,152,748)
                                            -----    -------------
            NET ASSETS                      100.0%   $ 858,541,852
                                            =====    =============

 @     Non-income producing security
 @@    Foreign issuer
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004.
 cc    Security purchased with cash collateral for securities.
 *     Cost for federal income tax purposes is $921,840,414.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $ 85,262,191
      Gross Unrealized Depreciation                  (37,408,005)
                                                    ------------
      Net Unrealized Appreciation                   $ 47,854,186
                                                    ============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO       as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


  Shares                                               Value
----------------------------------------------------------------
COMMON STOCK: 95.5%
                    ADVERTISING: 0.7%
    405,100   @,L   Interpublic Group of Cos.,
                      Inc.                          $  5,562,023
                                                    ------------
                                                       5,562,023
                                                    ------------
                    AEROSPACE/DEFENSE: 1.0%
    155,220         Northrop Grumman Corp.             8,335,314
                                                    ------------
                                                       8,335,314
                                                    ------------
                    AGRICULTURE: 0.7%
    118,630         Altria Group, Inc.                 5,937,432
                                                    ------------
                                                       5,937,432
                                                    ------------
                    AUTO MANUFACTURERS: 2.2%
    717,030   @@,L  Honda Motor Co. Ltd.              17,438,170
                                                    ------------
                                                      17,438,170
                                                    ------------
                    AUTO PARTS AND EQUIPMENT: 1.8%
    169,220   @@,L  Magna Intl., Inc.                 14,412,467
                                                    ------------
                                                      14,412,467
                                                    ------------
                    BANKS: 3.5%
    120,270         Bank of America Corp.             10,177,247
    231,060         Bank One Corp.                    11,784,061
    107,840         PNC Financial Services Group,
                      Inc.                             5,724,147
                                                    ------------
                                                      27,685,455
                                                    ------------
                    BEVERAGES: 1.3%
    196,580         PepsiCo, Inc.                     10,591,730
                                                    ------------
                                                      10,591,730
                                                    ------------
                    CHEMICALS: 3.5%
    676,950   @@,L  Bayer AG                          19,766,940
    214,060         Dow Chemical Co.                   8,712,242
                                                    ------------
                                                      28,479,182
                                                    ------------
                    COMMERCIAL SERVICES: 2.5%
    370,400   @,@@  Accenture Ltd.                    10,178,592
    411,830    L    Equifax, Inc.                     10,192,793
                                                    ------------
                                                      20,371,385
                                                    ------------
                    COMPUTERS: 2.3%
    370,740         Hewlett-Packard Co.                7,822,614
     68,500         International Business
                      Machines Corp.                   6,038,275
    176,010    @    Sungard Data Systems, Inc.         4,576,260
                                                    ------------
                                                      18,437,149
                                                    ------------
                    COSMETICS/PERSONAL CARE: 1.9%
    232,170         Kimberly-Clark Corp.              15,295,360
                                                    ------------
                                                      15,295,360
                                                    ------------
                    DIVERSIFIED FINANCIAL SERVICES: 8.3%
    310,050         Citigroup, Inc.                   14,417,325
    192,540         Freddie Mac                       12,187,782
    334,990         JPMorgan Chase & Co.              12,987,562
    166,220         Lehman Brothers Holdings, Inc.    12,508,055
    257,240    L    Merrill Lynch & Co., Inc.         13,885,815
                                                    ------------
                                                      65,986,539
                                                    ------------
                    ELECTRIC: 4.1%
    114,030    L    Consolidated Edison, Inc.          4,533,833
    185,620         Edison Intl.                       4,746,303
    153,790    L    Entergy Corp.                      8,613,778
    243,040    L    Exelon Corp.                       8,090,802
    176,740    L    FirstEnergy Corp.                  6,611,843
                                                    ------------
                                                      32,596,559
                                                    ------------


  Shares                                               Value
----------------------------------------------------------------
                    ELECTRONICS: 0.9%
    124,580         Parker Hannifin Corp.           $  7,407,527
                                                    ------------
                                                       7,407,527
                                                    ------------
                    FOOD: 2.7%
    274,760   @@,L  Cadbury Schweppes PLC              9,638,581
    193,430    L    Kraft Foods, Inc.                  6,127,862
     88,610   @@,L  Nestle SA ADR                      5,907,806
                                                    ------------
                                                      21,674,249
                                                    ------------
                    FOREST PRODUCTS AND PAPER: 1.0%
    115,640    L    Temple-Inland, Inc.                8,008,070
                                                    ------------
                                                       8,008,070
                                                    ------------
                    HEALTHCARE-PRODUCTS: 1.9%
    233,620    L    Bausch & Lomb, Inc.               15,201,653
                                                    ------------
                                                      15,201,653
                                                    ------------
                    INSURANCE: 8.5%
    255,780    L    Chubb Corp.                       17,439,079
    130,870         Cigna Corp.                        9,005,165
    188,880         Hartford Financial Services
                      Group, Inc.                     12,983,611
    232,870         Metlife, Inc.                      8,348,390
    192,240    L    Prudential Financial, Inc.         8,933,393
    272,143    L    St. Paul Cos.                     11,032,677
                                                    ------------
                                                      67,742,315
                                                    ------------
                    LODGING: 2.5%
    253,640         Hilton Hotels Corp.                4,732,922
    133,770    L    Marriott Intl., Inc.               6,672,448
    185,930    L    Starwood Hotels & Resorts
                      Worldwide, Inc.                  8,338,961
                                                    ------------
                                                      19,744,331
                                                    ------------
                    MEDIA: 6.7%
    368,370         Clear Channel Communications,
                      Inc.                            13,611,272
  1,275,470   @,L   Time Warner, Inc.                 22,422,762
    687,740    L    Walt Disney Co.                   17,530,493
                                                    ------------
                                                      53,564,527
                                                    ------------
                    MINING: 0.7%
    151,760    L    Newmont Mining Corp.               5,882,218
                                                    ------------
                                                       5,882,218
                                                    ------------
                    MISCELLANEOUS MANUFACTURING: 1.9%
    293,550         General Electric Co.               9,511,020
     81,400    @@   Ingersoll-Rand Co.                 5,560,434
                                                    ------------
                                                      15,071,454
                                                    ------------
                    OIL AND GAS: 9.7%
    448,950   @@,L  BP PLC ADR                        24,050,251
    185,250         ConocoPhillips                    14,132,723
    356,010         Exxon Mobil Corp.                 15,810,404
    305,230   @@,L  Royal Dutch Petroleum Co. ADR     15,771,234
    103,740    L    Valero Energy Corp.                7,651,862
                                                    ------------
                                                      77,416,474
                                                    ------------
                    OIL AND GAS SERVICES: 2.7%
    341,570    L    Schlumberger Ltd.                 21,693,111
                                                    ------------
                                                      21,693,111
                                                    ------------

                 See Accompanying Notes to Financial Statements

ING VAN KAMPEN                                          PORTFOLIO OF INVESTMENTS
GROWTH AND INCOME PORTFOLIO          as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------


  Shares                                               Value
----------------------------------------------------------------
                    PHARMACEUTICALS: 8.0%
    121,870   @@,L  AstraZeneca PLC ADR             $  5,562,147
  1,082,800         Bristol-Myers Squibb Co.          26,528,599
    143,010   @@,L  Roche Holdings, Inc.              14,159,406
    685,320    L    Schering-Plough Corp.             12,664,714
    151,600         Wyeth                              5,481,856
                                                    ------------
                                                      64,396,722
                                                    ------------

                    RETAIL: 2.3%
    237,600         McDonald's Corp.                   6,177,600
    230,690    L    Target Corp.                       9,797,404
     53,300    L    Wal-Mart Stores, Inc.              2,812,108
                                                    ------------
                                                      18,787,112
                                                    ------------

                    SEMICONDUCTORS: 1.0%
    304,290         Intel Corp.                        8,398,404
                                                    ------------
                                                       8,398,404
                                                    ------------

                    SOFTWARE: 4.2%
    183,240         Automatic Data Processing          7,674,091
    254,960         Computer Associates Intl.,
                      Inc.                             7,154,178
    214,210         First Data Corp.                   9,536,629
    335,470    L    Microsoft Corp.                    9,581,023
                                                    ------------
                                                      33,945,921
                                                    ------------

                    TELECOMMUNICATIONS: 4.0%
    440,890   @,L   AT&T Wireless Services, Inc.       6,313,545
    187,100         SBC Communications, Inc.           4,537,175
    618,770    L    Sprint Corp.-FON Group            10,890,352
    291,110         Verizon Communications, Inc.      10,535,271
                                                    ------------
                                                      32,276,343
                                                    ------------

                    TRANSPORTATION: 3.0%
    605,120         Norfolk Southern Corp.            16,047,782
    133,620         Union Pacific Corp.                7,943,709
                                                    ------------
                                                      23,991,491
                                                    ------------
                    Total Common Stock
                      (Cost $666,344,694)            766,330,687
                                                    ------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 21.9%
                    FEDERAL HOME LOAN BANK: 4.1%
$33,161,000         1.250%, due 07/01/04            $ 33,159,849
                                                    ------------
                    Total Federal Home Loan Bank
                      (Cost $33,161,000)              33,159,849
                                                    ------------
                    SECURITY LENDING COLLATERAL(CC): 17.8%
  5,000,000         AICCO Premium Financial Master
                      Trust, 1.439%, due 06/15/05      5,000,000
  4,000,365         American Express Master Trust,
                      1.289%, due 06/15/05             4,000,356
  2,522,020         Americredit Auto Rec Trust,
                      1.330%, due 07/06/05             2,522,020
  3,002,919         Arran Master Trust, 1.680%,
                      due 09/15/05                     3,002,919
  4,500,000         Bank One Issuance Trust,
                      1.289%, due 06/15/06             4,500,000
  5,000,000         Capital Auto Rec Asset Trust,
                      1.279%, due 04/17/06             5,000,000
  5,000,000         Capital One Master Trust,
                      1.319%, due 04/15/05             5,000,000
  4,000,395         Carco Auto Loan Master Trade,
                      1.304%, due 11/15/04             4,000,395
  5,499,766         Chase Credit Card Master
                      Trust, 1.289%, due 06/15/05      5,499,766
  2,000,000         Citibank CC Issuance Trust,
                      1.560%, due 09/15/05             2,000,000
  2,998,977         Daimler Chrysler Master Owner
                      Trust, 1.274%, due 11/15/05      2,998,977
  4,000,333         Daimler Chrysler Master Owner
                      Trust, 1.299%, due 05/16/05      4,000,333
  2,003,768         Discover Card Master Trust,
                      1.399%, due 01/17/06             2,003,768
  4,003,752         Discover Card Master Trust,
                      1.419%, due 03/15/05             4,003,752
  5,100,000         Distribution Financial Service
                      Floorplan Master Trust,
                      1.339%, due 04/17/06             5,100,000
  2,800,536         Fleet CC Master Trust, 1.289%,
                      due 04/15/05                     2,800,536
  5,000,000         Fleet Commercial Line Master
                      Trust, 1.500%, due 08/16/05      5,000,000
  1,000,016         Ford Credit Master Trust,
                      1.329%, due 07/15/04             1,000,016
  2,000,000         Goldman Sachs Promissory Note,
                      1.700%, due 10/01/04             2,000,000
  4,006,945         MBNA Master Credit Card Trust,
                      1.389%, due 02/15/06             4,006,945
  5,000,000    @@   Mound Financing PLC, 1.320%,
                      due 02/08/06                     5,000,000
  1,000,724         Superior Wholesale INV
                      Financial Trust, 1.270%, due
                      04/15/05                         1,000,724
 62,815,652         The Bank of New York
                      Institutional Cash Reserves
                      Fund, 1.254%, due 07/01/04      62,815,652
                                                    ------------
                    Total Securities Lending
                      Collateral
                      (Cost $142,256,159)            142,256,159
                                                    ------------
                    Total Short-Term Investments
                      (Cost $175,417,159)            175,416,008
                                                    ------------


             TOTAL INVESTMENTS IN
               SECURITIES
               (COST $841,761,853)*        117.4%   $ 941,746,695
             OTHER ASSETS AND
               LIABILITIES-NET             (17.4)    (139,356,249)
                                           -----    -------------
             NET ASSETS                    100.0%   $ 802,390,446
                                           =====    =============

 @     Non-income producing security
 @@    Foreign issuer
 L     Loaned security, a portion or all of the security is on
       loan at June 30, 2004.
 CC    Security purchased with cash collateral for securities.
 *     Cost for federal income tax purposes is $844,665,249.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                $105,874,155
      Gross Unrealized Depreciation                  (8,792,709)
                                                   ------------
      Net Unrealized Appreciation                  $ 97,081,446
                                                   ============

                 See Accompanying Notes to Financial Statements

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                     TERM OF OFFICE
                                  POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
INDEPENDENT TRUSTEES


Paul S. Doherty(2)                    Trustee        February          President and Partner, Doherty, Wallace,
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Pillsbury and Murphy, P.C., Attorneys
Scottsdale, AZ 85258                                                   (1996 -- Present).
Born: 1934


J. Michael Earley(3)                  Trustee        1997 -- Present   President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.                                           Bankers Trust Company, N.A.
Scottsdale, AZ 85258                                                   (1992 -- Present).
Born: 1945


R. Barbara Gitenstein(2)              Trustee        1997 -- Present   President, College of
7337 E. Doubletree Ranch Rd.                                           New Jersey (1999 -- Present).
Scottsdale, AZ 85258
Born: 1948


Walter H. May(2)                      Trustee        February          Retired. Formerly, Managing Director and
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Director of Marketing, Piper Jaffray,
Scottsdale, AZ 85258                                                   Inc.
Born: 1936


Jock Patton(2)                        Trustee        February          Private Investor (June 1997 -- Present).
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Formerly Director and Chief Executive
Scottsdale, AZ 85258                                                   Officer, Rainbow Multimedia Group, Inc.
Born: 1945                                                             (January 1999 -- December 2001).


David W.C. Putnam(3)                  Trustee        February          President and Director, F.L. Putnam
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Securities Company, Inc. and its
Scottsdale, AZ 85258                                                   affiliates (1978 -- Present); President,
Born: 1939                                                             Secretary and Trustee, The Principled
                                                                       Equity Market Fund (1996 -- Present).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)                    118       University of Massachusetts Foundation
7337 E. Doubletree Ranch Rd.                    Board
Scottsdale, AZ 85258                            (April 2004 -- Present).
Born: 1934

J. Michael Earley(3)                  118       None
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1945

R. Barbara Gitenstein(2)              118       New Jersey Resources (September 2003 --
7337 E. Doubletree Ranch Rd.                    Present).
Scottsdale, AZ 85258
Born: 1948

Walter H. May(2)                      118       Trustee, BestPrep Charity
7337 E. Doubletree Ranch Rd.                    (1991 -- Present).
Scottsdale, AZ 85258
Born: 1936

Jock Patton(2)                        118       Director, Hypercom, Inc. (January
7337 E. Doubletree Ranch Rd.                    1999 -- Present); JDA Software Group,
Scottsdale, AZ 85258                            Inc. (January 1999 -- Present); Swift
Born: 1945                                      Transportation Co. (March
                                                2004 -- Present).

David W.C. Putnam(3)                  118       Anchor International Bond (December
7337 E. Doubletree Ranch Rd.                    2000 -- 2002); Progressive Capital
Scottsdale, AZ 85258                            Accumulation Trust (August
Born: 1939                                      1998 -- Present); Principled Equity
                                                Market Fund (November 1996 -- Present),
                                                Mercy Endowment Foundation
                                                (1995 -- Present); Director, F.L. Putnam
                                                Investment Management Company (December
                                                2001 -- Present); Asian American Bank
                                                and Trust Company (June
                                                1992 -- Present); and Notre Dame Health
                                                Care Center (1991 -- Present) F.L.
                                                Putnam Securities Company, Inc. (June
                                                1978 -- Present); and an Honorary
                                                Trustee, Mercy Hospital
                                                (1973 -- Present).

--------------------------------------------------------------------------------

                                                     TERM OF OFFICE
                                  POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
Blaine E. Rieke(3)                    Trustee        February          General Partner, Huntington Partners
7337 E. Doubletree Ranch Rd.                         2002 -- Present   (January 1997 -- Present). Chairman of
Scottsdale, AZ 85258                                                   the Board and Trustee of each of the
Born: 1933                                                             funds managed by ING Investment
                                                                       Management Co. LLC (November 1998 --
                                                                       February 2001).


Roger B. Vincent(3)                   Trustee        1994 -- Present   President, Springwell Corporation
7337 E. Doubletree Ranch Rd.                                           (1989 -- Present). Formerly, Director
Scottsdale, AZ 85258                                                   Tatham Offshore, Inc. (1996 -- 2000).
Born: 1945


Richard A. Wedemeyer(2)               Trustee        February          Retired. Mr. Wedemeyer was formerly Vice
7337 E. Doubletree Ranch Rd.                         2002 -- Present   President -- Finance and Administration,
Scottsdale, AZ 85258                                                   Channel Corporation (June 1996 -- April
Born: 1936                                                             2002). Formerly Trustee, of each of the
                                                                       funds managed by ING Investment
                                                                       Management Co. LLC (1998 -- 2001).


TRUSTEES WHO ARE "INTERESTED
  PERSONS":


Thomas J. McInerney(4)                Trustee        February          Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Financial Services (September 2001 --
Scottsdale, AZ 85258                                                   Present); Member ING Americas Executive
Born: 1956                                                             Committee (2001 -- Present); ING Aeltus
                                                                       Holding Company, Inc. (2000 -- Present),
                                                                       ING Retail Holding Company
                                                                       (1998 -- Present), and ING Retirement
                                                                       Holdings, Inc. (1997 -- Present).
                                                                       Formerly, President, ING Life Insurance
                                                                       and Annuity Company (September
                                                                       1997 -- November 2002) Chief Executive
                                                                       Officer and Director of Northern Life
                                                                       Insurance Company (March 2001 -- October
                                                                       2002), General Manager and Chief
                                                                       Executive Officer, ING Worksite Division
                                                                       (December 2000 -- October 2001),
                                                                       President ING-SCI, Inc. (August
                                                                       1997 -- December 2000); President, Aetna
                                                                       Financial Services (August
                                                                       1997 -- December 2000).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
Blaine E. Rieke(3)                    118       Trustee Morgan Chase Trust Co. (January
7337 E. Doubletree Ranch Rd.                    1998 -- Present); Director, Members
Scottsdale, AZ 85258                            Trust Co. (November 2003 -- Present).
Born: 1933

Roger B. Vincent(3)                   118       Director, AmeriGas Propane, Inc.
7337 E. Doubletree Ranch Rd.                    (1998 -- Present).
Scottsdale, AZ 85258
Born: 1945

Richard A. Wedemeyer(2)               118       Director, Touchstone Consulting Group
7337 E. Doubletree Ranch Rd.                    (1997 -- Present); Trustee, Jim Henson
Scottsdale, AZ 85258                            Legacy (1994 -- Present).
Born: 1936

TRUSTEES WHO ARE "INTERESTED
  PERSONS":

Thomas J. McInerney(4)                171       Director, Equitable Life Insurance Co.,
7337 E. Doubletree Ranch Rd.                    Golden American Life Insurance Co., Life
Scottsdale, AZ 85258                            Insurance Company of Georgia, Midwestern
Born: 1956                                      United Life Insurance Co., ReliaStar
                                                Life Insurance Co., Security Life of
                                                Denver, Security Connecticut Life
                                                Insurance Co., Southland Life Insurance
                                                Co., USG Annuity and Life Company, and
                                                United Life and Annuity Insurance Co.
                                                Inc (March 2001 -- Present); Member of
                                                the Board, Bushnell Performing Arts
                                                Center; St. Francis Hospital; National
                                                Conference of Community Justice, and
                                                Metro Atlanta Chamber of Commerce.

--------------------------------------------------------------------------------

                                                     TERM OF OFFICE
                                  POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
John G. Turner(5)                     Trustee        February          Chairman, Hillcrest Capital Partners
7337 E. Doubletree Ranch Rd.                         2002 -- Present   (May 2002 -- Present); President,
Scottsdale, AZ 85258                                                   Formerly, Vice Chairman of ING Americas'
Born: 1939                                                             (2000 -- 2002); Chairman and Chief
                                                                       Executive Officer of ReliaStar Financial
                                                                       Corp. (1993 -- 2000); Chairman of
                                                                       ReliaStar Life Insurance Company of New
                                                                       York (1995 -- 1998); Chairman of
                                                                       Northern Life Insurance Company
                                                                       (1992 -- 2001); Chairman and Trustee of
                                                                       the Northstar affiliated investment
                                                                       companies (1993 -- 2001) and Director,
                                                                       Northstar Investment Management
                                                                       Corporation and its affiliates
                                                                       (1993 -- 1999).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
John G. Turner(5)                     118       Director, Hormel Foods Corporation
7337 E. Doubletree Ranch Rd.                    (March 2000 -- Present); Shopko Stores,
Scottsdale, AZ 85258                            Inc. (August 1999 -- Present); and M.A.
Born: 1939                                      Mortenson Company (March
                                                2002 -- Present); Conseco, Inc.
                                                (September 2003 -- Present).

------------------

(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2) Valuation and Proxy Voting Committee (formerly the Valuation Committee) member.

(3) Audit Committee member.

(4) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

--------------------------------------------------------------------------------

                                                                TERM OF OFFICE
                                     POSITION(S) HELD            AND LENGTH OF                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                 WITH THE TRUST            TIME SERVED(1)               DURING THE PAST FIVE YEARS
---------------------                ----------------           --------------               --------------------------

James M. Hennessy                 President and Chief       March 2003 -- present     President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.      Executive Officer                                   ING Investments, LLC (December
Scottsdale, AZ 85258                                                                  2001 -- Present). Formerly, Senior
Born: 1949                                                                            Executive Vice President and Chief
                                                                                      Operating Officer, ING Investments, LLC
                                                                                      (April 1995 -- December 2000); and
                                                                                      Executive Vice President, ING
                                                                                      Investments, LLC (May 1998 -- June
                                                                                      2000).

Michael J. Roland                 Executive Vice            March 2003 -- present     Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.      President and                                       Financial Officer and Treasurer, ING
Scottsdale, AZ 85258              Principal Financial                                 Investments, LLC (December
Born: 1958                        Officer                                             2001 -- Present). Formerly, Senior Vice
                                                                                      President, ING Investments, LLC (June
                                                                                      1998 -- December 2001).

Stanley D. Vyner                  Executive Vice            August 2003 -- present    Executive Vice President, ING
7337 E. Doubletree Ranch Rd.      President                                           Investments, LLC and certain of its
Scottsdale, AZ 85258                                                                  affiliates (July 2000 -- Present) and
Born: 1950                                                                            Chief Investment Risk Officer (June
                                                                                      2003 -- Present); Formerly, Chief
                                                                                      Investment Officer the International
                                                                                      Portfolios, ING Investments, LLC (July
                                                                                      1996 -- June 2003); and President and
                                                                                      Chief Executive Officer, ING
                                                                                      Investments, LLC (August 1996 -- August
                                                                                      2000).

Robert S. Naka                    Senior Vice President     January 2003 -- present   Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.                                                          Secretary, ING Fund Services, LLC(2)
Scottsdale, AZ 85258                                                                  (October 2001 -- Present). Formerly,
Born: 1963                                                                            Senior Vice President and Assistant
                                                                                      Secretary, ING Funds Services, LLC
                                                                                      (February 1997 -- August 1999).

Kimberly A. Anderson              Senior Vice President     November 2003 --          Senior Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.                                present                   LLC (October 2003 -- Present). Formerly,
Scottsdale, AZ 85258                                                                  Vice President and Assistant Secretary,
Born: 1964                                                                            ING Investments, LLC (October 2001 --
                                                                                      October 2003); Assistant Vice President,
                                                                                      ING Funds Services, LLC (November
                                                                                      1999 -- January 2001); and has held
                                                                                      various other positions with ING Funds
                                                                                      Services, LLC for more than the last
                                                                                      five years.

Huey P. Falgout, Jr.              Secretary                 August 2003 -- present    Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                          Services (September 2003 -- Present).
Scottsdale, AZ 85258                                                                  Formerly, Counsel, ING U.S. Financial
Born: 1963                                                                            Services (November 2002 -- September
                                                                                      2003); and Associate General Counsel of
                                                                                      AIG American General (January
                                                                                      1999 -- November 2002).

Robyn L. Ichilov                  Vice President            January 2003 -- present   Vice President, ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.                                                          (October 2001 -- Present) and ING
Scottsdale, AZ 85258              Treasurer                 March 2003 -- present     Investments, LLC (August
Born: 1967                                                                            1997 -- Present).

Lauren D. Bensinger               Vice President            February                  Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                2003 -- present           Officer, ING Funds Distributor, LLC
Scottsdale, AZ 85258                                                                  (July 1995 -- Present); Vice President
Born: 1954                                                                            (February 1996 -- Present) and Chief
                                                                                      Compliance Officer (October
                                                                                      2001 -- Present), ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                TERM OF OFFICE
                                     POSITION(S) HELD            AND LENGTH OF                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                 WITH THE TRUST            TIME SERVED(1)               DURING THE PAST FIVE YEARS
---------------------                ----------------           --------------               --------------------------
Todd Modic                        Vice President            August 2003 -- present    Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                          Reporting -- Fund Accounting of ING
Scottsdale, AZ 85258                                                                  Funds Services, LLC (September
Born: 1967                                                                            2002 -- Present). Formerly, Director of
                                                                                      Financial Reporting, ING Investments,
                                                                                      LLC (March 2001 -- September 2002);
                                                                                      Director of Financial Reporting, Axient
                                                                                      Communications, Inc. (May
                                                                                      2000 -- January 2001); and Director of
                                                                                      Finance, Rural/Metro Corporation (March
                                                                                      1995 -- May 2000).

Mary Bea Wilkinson                Vice President            March 2003 -- Present     Senior Vice President, ING Outside Funds
7337 E. Doubletree Ranch Rd.                                                          Group (2000 -- Present); Senior Vice
Scottsdale, AZ 85258                                                                  Presisdent and Chief Financial Officer,
Born: 1956                                                                            First Golden American Life Insurance
                                                                                      Company of New York (1997 -- Present);
                                                                                      President, Directed Services, Inc.
                                                                                      (1993 -- 1997).

Theresa Kelety                    Assistant Secretary       August 2003 -- present    Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                          (April 2003 -- Present). Formerly,
Scottsdale, AZ 85258                                                                  Senior Associate with Shearman &
Born: 1963                                                                            Sterling (February 2000 -- April 2003);
                                                                                      and Associate with Sutherland Asbill &
                                                                                      Brennan (1996 -- February 2000).

Susan P. Kinens                   Assistant Vice            January 2003 -- present   Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.      President and Assistant                             Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258              Secretary                                           (December 2002 -- Present); and has held
Born: 1976                                                                            various other positions with ING Funds
                                                                                      Services, LLC for more than the last
                                                                                      five years.

Maria M. Anderson                 Assistant Vice            January 2003 -- present   Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.      President                                           Services, LLC (October 2001 -- present).
Scottsdale, AZ 85258                                                                  Formerly, Manager of Fund Accounting and
Born: 1958                                                                            Fund Compliance, ING Investments, LLC
                                                                                      (September 1999 -- November 2001); and
                                                                                      Section Manager of Fund Accounting,
                                                                                      Stein Roe Mutual Funds (July
                                                                                      1998 -- August 1999).

------------------

(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

        INVESTMENT MANAGER AND DISTRIBUTOR

        Directed Services, Inc.
        1475 Dunwoody Drive
        West Chester, PA 19380

        CUSTODIAN
        The Bank of New York
        100 Colonial Center Parkway, Suite 300
        Lake Mary, FL 32746

        LEGAL COUNSEL
        Dechert LLP
        1775 I Street, N.W.
        Washington, D.C. 20006

        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
        KPMG LLP
        99 High Street
        Boston, MA 02110

        BEFORE INVESTING, CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE VARIABLE ANNUITY CONTRACT AND THE UNDERLYING VARIABLE INVESTMENT OPTIONS. THIS AND OTHER INFORMATION IS CONTAINED IN THE PROSPECTUS FOR THE VARIABLE ANNUITY CONTRACT AND THE UNDERLYING VARIABLE INVESTMENT OPTIONS. OBTAIN THESE PROSPECTUSES FROM YOUR AGENT/REGISTERED REPRESENTATIVE AND READ THEM CAREFULLY BEFORE INVESTING. THE PORTFOLIOS' PROXY VOTING RECORD WILL BE AVAILABLE WITHOUT CHARGE ON OR ABOUT AUGUST 31, 2004 ON THE PORTFOLIOS' WEBSITE AT WWW.INGFUNDS.COM AND ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

                                                     ---------------------------
                                                              PRESORTED
                                                               STANDARD
         [ING FUNDS LOGO]                                    U.S. POSTAGE
                                                                 PAID
                                                              BOSTON MA
                                                           PERMIT NO. 57842
                                                     ---------------------------

                                    VPSAR-IIT       (0604-081904)

                                                      SEMI-ANNUAL REPORT

[PHOTO OF COMPASS]

SEMI-ANNUAL REPORT
June 30, 2004
CLASSES A AND S
                                                 ING INVESTORS TRUST

                                                 ING Evergreen Health Sciences
                                                 Portfolio
                                                 ING Evergreen Omega Portfolio


                                                                [ING FUNDS LOGO]

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter..........................................    1
Market Perspective..........................................    2
Portfolio Managers' Reports.................................    4
Statements of Assets and Liabilities........................    8
Statements of Operations....................................    9
Statements of Changes in Net Assets.........................   10
Financial Highlights........................................   11
Notes to Financial Statements...............................   12
Portfolios of Investments...................................   17
Trustee and Officer Information.............................   21

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

(PHOTO OF JAMES M. HENNESSY)

JAMES M. HENNESSY

Dear Shareholder:

The past year has been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption of goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reduced the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Services at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,

(-s- James M. Hennessy)
James M. Hennessy
President
ING Funds
July 19, 2004

MARKET PERSPECTIVE:   SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

OVERVIEW

Perhaps it was inevitable that the markets should be a little neurotic after the heady gains of 2003. But whatever the reasons, investors in 2004 alternately cheered and fretted over the developing economic outlook, sending markets up, down and up again before ending the first six months of 2004 with modest and distinctly fragile gains.

At first the worry was the so-called jobless recovery, then half way through the six-month period a very strong U.S. employment report was released. The report generated euphoria until people realized that as the job market tightens, inflation picks up and rising interest rates were likely not far away. Investors took comfort from Federal Open Market Committee ("FOMC") Chairman Greenspan's soothing advice that the rebound in interest rates would be "measured". But as the six months ended June 30, 2004 drew to a close, attention switched nervously to the impending U.S. earnings season and the strong possibility that the splendid results of the last few quarters would likely not be maintained.

GLOBAL EQUITIES managed a 3.52% return, net of withholding tax on dividends, for the six months ended June 30, 2004 according to the Morgan Stanley Capital International ("MSCI") World Index(1) in dollars, after peaking on average in mid February and spending much of May in negative territory.

Among CURRENCIES, the euro reached a post launch record also in mid February before retreating and ending about 3.0% lower for the six months ended June 30, 2004. The British pound ended the six months 2.0% higher against the dollar, as the Bank of England became the first of the major central banks to raise interest rates. The yen lost approximately 1.5%, ironically after the Bank of Japan stopped buying dollars to keep the yen weak, spending a staggering $144 billion in the first quarter of 2004 to do so.

FIXED INCOME MARKET

U.S. FIXED INCOME classes started 2004 as they had ended 2003. Disappointing jobs reports, together with stubbornly high new unemployment claims, suggested continuing weakness, and gave bond investors a solid first quarter of gains. That all changed on the first Friday in April 2004, with the very bullish U.S. employment report. Investment grade bonds unsurprisingly bore the brunt of fears that a new cycle of rising interest rates from multi-decade low levels was about to start. For the six months ended June 30, 2004, the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds returned a tiny 0.16%. The Lehman Brothers Corporate Index(3) component and the Lehman Brothers Treasury Bond Index(4) fell by 0.26% and 0.20%, respectively. Ten-year Treasury yields rose by 36 basis points to 4.62%, passing through rates not seen in nearly two years. Yields on 90-day Treasury Bills rose 39 basis points to 1.3%, emphatically breaching the 1.0% level, a rate above which they had not closed since June 9, 2003. High yield bonds did better, the Lehman Brothers U.S. Corporate High Yield Bond Index(5) hung on to return 1.35% for the six-month period.

DOMESTIC EQUITY MARKET

The U.S. EQUITIES market rose 3.44% in the six months ended June 30, 2004, based on the Standard & Poor's ("S&P") 500 Index(6) including dividends. This implies a price-to-earnings (P/E) level of just over 17 times 2004 earnings. Three strong employment reports in the second quarter of 2004 were welcomed, but all was not in harmony. For while successive, upbeat economic statistics sang of good economic times, there was also a steady drumbeat of evidence that inflation was picking up. The Federal Funds rate at just 1.0% meant that real interest rates were becoming ever more negative at the same time, while the economy was growing at over 4.0%. With labor markets tightening and oil prices breaking above $40 per barrel, this appears to be an increasingly unstable situation. Meanwhile, the FOMC took almost the entire second quarter of 2004 before increasing the Federal Funds rate to 1.25% on June 30, 2004. However, in the week before the increase, the wind seemed to shift again. First quarter of 2004 gross domestic product ("GDP") growth was revised down to 3.9%, durable goods orders fell, and retailers and auto companies complained of slack sales. On the day the FOMC raised rates, the Chicago Purchasing Managers' Index(7) had its largest monthly drop in 30 years. Perhaps Greenspan's "measured" policy was right, but perhaps something else was wrong.

The first half of 2004 ended, with investors again nervously awaiting the employment report two days later.

                            MARKET PERSPECTIVE:   SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INTERNATIONAL MARKETS

Most INTERNATIONAL MARKETS eked out similarly modest gains for the six months ended June 30, 2004, but JAPAN was the star, rising 10.73% in dollars according to the MSCI Japan Index(8). Sentiment was encouraged by first quarter GDP growth, reported at a surprisingly strong 6.1% annualized, suggesting that the world's second largest economy was at last emerging from its slump of more than a decade.

EUROPEAN EX UK MARKETS gained 2.88% in dollars in the six months ended June 30, 2004, according to the MSCI Europe ex UK Index(9). Buoyant exports were about the only good news, as domestic demand still languished under unemployment of 9.0%. Still, these markets look relatively cheap.

Finally the UK market rose 3.32% in dollars during the first six months of 2004, based on the MSCI UK Index(10). The economy appears to be strong, but the troubling imbalances of an over-indebted consumer and a housing price bubble led to three interest rate increases by the Bank of England, with more likely on the way.
------------------
(1) The MSCI WORLD INDEX reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East -- comprising approximately 1,500 securities -- with values expressed in U.S. dollars.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The LEHMAN BROTHERS CORPORATE INDEX includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(4) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is composed of all Treasury bonds covered by the Lehman Brothers Aggregate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(5) The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(6) The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(7) The CHICAGO PURCHASING MANAGERS' INDEX measures manufacturing activity in the industrial Midwest.

(8) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIOS' PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING EVERGREEN HEALTH SCIENCES PORTFOLIO               PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Liu-Er Chen, CFA, Vice President and Portfolio Manager, Evergreen Investment Management Company, LLC, Sub-Adviser.

GOALS: The ING Evergreen Health Sciences Portfolio (the "Portfolio") seeks long-term capital growth.

PERFORMANCE: For the period from May 2, 2004 through June 30, 2004, the Portfolio's Class S Shares returned -2.40%, compared to the Standard & Poor's ("S&P") 500 Index(1), and the S&P 1500 Supercomposite Healthcare Index(2), which returned 3.35% and 0.04%, respectively, for the same period.

PORTFOLIO SPECIFICS: In a volatile two-month period, the Portfolio's largest industry exposure, pharmaceuticals, contributed well to performance through strong stock selection. The better performers included overseas holdings, Belgium's UCB and German-quoted Merck KGaA. Domestically, underweight positions in poorly performing pharmaceuticals Pfizer and Eli Lilly also helped. In health care equipment, Minneapolis-based Medtronic, Inc. was a strong contributor. In an otherwise disappointing Biotech exposure, Eyetech Pharmaceuticals and Amgen were leading contributors in the quarter. On an industry basis, biotech was the major detractor in the period due to poor stock selection. In addition, underweight in a number of stronger performers within pharmaceuticals also impacted returns.

MARKET OUTLOOK: Although we believe the biotech sector will likely continue to experience high volatility in the medium-term, the breakthrough in genomics and rising profitability of the blue chip biotech companies should continue to attract money into the biotech in the long run. The most important concerns on the blue chip pharmaceuticals are patent expiration and the lack of near-term breakthrough blockbusters. At current prices, the group is attractive due to the long-term growth potential. We will maintain the current positioning of the portfolio and continue to focus on the intensive bottom-up research and quantitative screening to identify winners.

Although we are monitoring the macro factors affecting each healthcare sector closely, we often derive such information from analyzing the evolving business dynamics of the major companies in the sectors. We are disciplined to invest in stocks trading at a significant discount to intrinsic value. We are emphasizing positive business momentum in the medium and longer terms and the strength of the financial conditions, i.e. strong balance sheet and growing free cash flow. We are currently overweight medical-products companies, especially the mid-to large-cap biotech stocks. Both health care providers and health care equipment represent our larger underweights.

We have approximately 40% of the Portfolio invested in the major pharmaceuticals having added selective names in this industry this year. The industry has underperformed the general market in the past two years owing to the decelerated earnings growth caused by patent expiration, lack of major new product launches, and the FDA's tighter stand on approval and manufacturing. Although the negative business momentum may continue in the medium term, the sector has become attractive long-term based on the attractive valuations and the superior long-term growth potential.

Biotechnology positions (almost 30%) have hurt performance since inception. We are holding the current weight and we believe that the industry's compelling valuations and strong long-term fundamentals will prevail. In the medium term, we expect that the rising profitability may lead to multiple expansions of the large-cap stocks. In the long term, the recent break-through in genomics will likely drive the strong growth of the industry and attract consistent funds flow.

We also reduced the weight in HMOs in 2004. We expect that the premium increases in the medium term will largely match medical-cost inflation. The double-digit premium increases three years in a row continue to drive the acceleration of earnings growth and greatly enhanced the overall franchise. However, HMO stocks still appear to be trading at fair multiples relative to their long-term growth rates. In our view the overall trend of rising medical spending and costs could negatively impact the margins.

PORTFOLIO MANAGERS' REPORT               ING EVERGREEN HEALTH SCIENCES PORTFOLIO
--------------------------------------------------------------------------------

                                                   CUMULATIVE TOTAL RETURNS
                                              FOR THE PERIOD ENDED JUNE 30, 2004
                                              -----------------------------------
                                              SINCE INCEPTION    SINCE INCEPTION
                                                 OF CLASS A         OF CLASS S
                                                MAY 3, 2004        MAY 3, 2004
                                                -----------        -----------
ING Evergreen Health Sciences Portfolio            (2.50)%            (2.40)%
S&P 500 Index(1)                                    3.35%(3)           3.35%(3)
S&P 1500 Supercomposite Healthcare Sector
  Index(2)                                          0.04%(3)           0.04%(3)

The table above illustrates the total return of ING Evergreen Health Sciences Portfolio against the S&P 500 Index and the S&P 1500 Supercomposite Healthcare Sector Index. The indices are unmanaged and have no cash in its portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in the indices. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The S&P 1500 Supercomposite Healthcare Sector Index is an unmanaged capitalization-weighted index tracking the performance of healthcare stocks reported within the S&P 500, S&P Midcap 400 Index and S&P SmallCap 600 Index (which includes large, medium and small companies).

(3) Since inception performance of the index is shown from May 1, 2004.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Portfolio's assets may be invested in a single company. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. The Portfolio invests primarily in securities of companies in a particular market sector, and therefore may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market sector. Investments in the health and biotechnology segments include the risk that the economic prospects, and the shares prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments. The Portfolio may engage in active and frequent trading of portfolio securities increasing transaction costs. During periods of high portfolio turnover, the Portfolio is subject to greater expenses. The Portfolio may short sale to hedge against market risks when the manager believes that the price of a security may decline; however, a portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other portfolios that employ a different style. A Portfolio may also employ a combination of styles that impact its risk characteristics. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. Stocks fall into three broad market capitalization categories -- large, medium, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors.

ING EVERGREEN OMEGA PORTFOLIO                         PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Maureen E. Cullinane, CFA, Managing Director and Senior Portfolio Manager, Evergreen Investment Management Company, LLC, Sub-Adviser.

GOALS: The ING Evergreen Omega Portfolio (the "Portfolio") seeks long-term capital growth.

PERFORMANCE: For the period from May 2, 2004 through June 30, 2004, the Portfolio's Class S Shares returned 1.40%, compared to the Russell 1000 Growth Index(1), which returned 3.14% for the same period.

PORTFOLIO SPECIFICS: The Consumer Discretionary, Consumer Staples and Materials sectors were the primary contributors to performance during the period. A greater than Index weight and excellent stock selection among Consumer Discretionary stocks helped returns. Leading stocks included Internet retailers eBay and Amazon.com as well as coffee retailer Starbucks; each enjoyed strong revenue and earnings growth. The decision to de-emphasize Consumer Staples helped the Portfolio avoid such poor-performing stocks as Wal-Mart and Altria Group (the former Philip Morris).

In the Materials sector, Massey Energy, a producer of high-grade coal, was the leading stock during the period. The recent price hikes for oil and natural gas have made coal an attractive alternative fuel. In addition, the building boom in China has led to an increase in orders for Massey's metallurgical coal, which is preferred by steel producers.

Industrials, Technology and Financials were the primary detractors to performance during the period. In the Industrials sector, the Portfolio was hurt by the decline in Career Education, which was the subject of rumors of questionable accounting and a formal SEC investigation. The company had suffered from similar rumors in late 2003, but the stock quickly rebounded in the first few months of the year. This time, the stock may have more difficulty in rebounding given the negative connotations of an SEC investigation.

The Technology sector had mixed results. Research in Motion and Zebra Technologies performed well during the period, but semiconductor and software stocks declined. Earnings prospects dimmed for companies such as Nvidia, Citrix and Intuit.

For Financials, the recent interest rate hike dampened the outlook for many financial institutions. Investor sentiment turned negative toward diversified financial companies and brokers, such as Citigroup and Ameritrade.

MARKET OUTLOOK: The Portfolio's strategy is modeled after the Evergreen Omega Fund, which emphasizes broad themes such as the Aging of America and Capital vs. Labor. Health Care and Technology, therefore, remain primary themes and represent, on average, one-half of portfolio assets. The fundamentals for the health care sector remain strong; the Portfolio favors specialty pharmaceuticals and medical device companies that will benefit from demographic trends and legislative developments. Technology remains a very volatile sector, as recent earnings reports have not matched investor expectations. The Portfolio has focused on the larger-capitalized and more stable technology companies. The current allocation to Technology is less than that of the Russell 1000 Growth Index. The sector is being monitored closely for opportunistic purchases of superior companies in order to reduce the gap. Among the secondary themes (generally of a shorter duration), the Consumer sector should continue to benefit from relatively low interest rates and from an improvement in employment. Stock selection remains key as this sector has performed well over the past few years. The allocation to this sector is likely to be reduced in favor of the Industrial sector. Economically-sensitive industrials should benefit from the fiscal stimulus of early this year and from the on-going expansion of the economy. Moreover, the valuations of industrial companies are quite attractive.

We remain optimistic about the market, given reasonable economic growth, relatively low interest rates and moderate inflation. We believe the market has already discounted the potential for higher interest rates. While campaign rhetoric is likely to be heated, much of the current uncertainty about economic policies, etc. may be resolved by the fall and investors will likely be able to focus on the positive prospects for 2005. Investors have already begun to shift from the more speculative stocks that fueled the market's rise in 2003 to the consistent growth stocks. We believe that trend will continue with an opportunity for the larger-capitalized stocks to gain ground. We continue to favor stable growth companies and those companies that will participate in an economic rebound. We remain committed to those companies that have strong franchises, good management and an ability to sustain or increase earnings growth.

PORTFOLIO MANAGERS' REPORT                         ING EVERGREEN OMEGA PORTFOLIO
--------------------------------------------------------------------------------

                                                 CUMULATIVE TOTAL RETURNS
                                            FOR THE PERIOD ENDED JUNE 30, 2004
                                            -----------------------------------
                                            SINCE INCEPTION    SINCE INCEPTION
                                               OF CLASS A         OF CLASS S
                                              MAY 3, 2004        MAY 3, 2004
                                              -----------        -----------
ING Evergreen Omega Portfolio                     1.30%              1.40%
Russell 1000 Growth Index(1)                      3.14%(2)           3.14%(2)

The table above illustrates the total return of ING Evergreen Omega Portfolio against the Russell 1000 Growth Index. The Russell 1000 Growth Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

(1) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth. The Russell 3000 index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2) Since inception performance of the index is shown from May 1, 2004.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PRINCIPAL RISK FACTORS: The principal risks of investing in the Portfolio are those generally attributable to stock investing. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International investing poses special risks not found in domestic investments, including currency fluctuations and economic and political risks. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. The Portfolio may engage in active and frequent trading of portfolio securities increasing transaction costs. During periods of high portfolio turnover, the Fund is subject to greater expenses. The Portfolio invests primarily in securities of companies in a particular market sector, and therefore may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market sector. The Portfolio may short sale to hedge against market risks when the manager believes that the price of a security may decline; however, a portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other portfolios that employ a different style. A Portfolio may also employ a combination of styles that impact its risk characteristics. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. Stocks fall into three broad market capitalization categories -- large, medium, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors.

      STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                    ING            ING
                                                                 EVERGREEN      EVERGREEN
                                                              HEALTH SCIENCES     OMEGA
                                                                 PORTFOLIO      PORTFOLIO
                                                                 ---------      ---------
ASSETS:
Investments in securities at value*                             $28,714,229     $3,140,277
Cash                                                              2,162,187        384,724
Receivables:
    Fund shares sold                                                 78,119         20,461
    Dividends and interest                                           22,959          1,918
                                                                -----------     ----------
         Total assets                                            30,977,494      3,547,380
                                                                -----------     ----------
LIABILITIES:
Payable for investment securities purchased                         203,689        262,713
Payable to affiliates                                                21,462          2,051
                                                                -----------     ----------
         Total liabilities                                          225,151        264,764
                                                                -----------     ----------
NET ASSETS                                                      $30,752,343     $3,282,616
                                                                ===========     ==========
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                 $30,613,234     $3,235,955
Accumulated net investment loss                                      (3,413)          (801)
Accumulated net realized gain (loss) on investments and
  foreign currencies                                                 23,124        (36,890)
Net unrealized appreciation on investments and foreign
  currencies                                                        119,398         84,352
                                                                -----------     ----------
NET ASSETS                                                      $30,752,343     $3,282,616
                                                                ===========     ==========
------------------
* Cost of investments in securities                             $28,594,820     $3,055,925
CLASS A:
Net assets                                                      $   600,616     $   57,045
Shares authorized                                                 unlimited      unlimited
Par value                                                       $     0.001     $    0.001
Shares outstanding                                                   61,583          5,629
Net asset value and redemption price per share                  $      9.75     $    10.13
CLASS S:
Net assets                                                      $30,151,727     $3,225,571
Shares authorized                                                 unlimited      unlimited
Par value                                                       $     0.001     $    0.001
Shares outstanding                                                3,089,543        318,205
Net asset value and redemption price per share                  $      9.76     $    10.14

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF OPERATIONS for the period ended June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                    ING             ING
                                                                 EVERGREEN       EVERGREEN
                                                              HEALTH SCIENCES      OMEGA
                                                               PORTFOLIO(1)     PORTFOLIO(1)
                                                               ------------     ------------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*                        $ 26,369         $  2,882
Interest                                                                1               --
                                                                 --------         --------
    Total investment income                                        26,370            2,882
                                                                 --------         --------
EXPENSES:
Unified fees                                                       22,287            2,597
Distribution and service fees:
    Class S                                                         7,319            1,076
    Class A                                                           177               10
                                                                 --------         --------
    Total expenses                                                 29,783            3,683
                                                                 --------         --------
Net investment loss                                                (3,413)            (801)
                                                                 --------         --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
    Investments                                                    25,525          (36,890)
    Foreign currencies                                             (2,401)              --
                                                                 --------         --------
Net realized gain (loss) on investments and foreign
  currencies                                                       23,124          (36,890)
                                                                 --------         --------
Net change in unrealized appreciation or depreciation on:
    Investments                                                   119,409           84,352
    Foreign currencies                                                (11)              --
                                                                 --------         --------
Net change in unrealized appreciation or depreciation on
  investments and foreign currencies                              119,398           84,352
                                                                 --------         --------
Net realized and unrealized gain on investments and foreign
  currencies                                                      142,522           47,462
                                                                 --------         --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $139,109         $ 46,661
                                                                 ========         ========
------------------
* Foreign taxes                                                  $    877         $     --
(1) Portfolio commenced operations on May 3, 2004.

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                    ING              ING
                                                                 EVERGREEN        EVERGREEN
                                                              HEALTH SCIENCES       OMEGA
                                                                 PORTFOLIO        PORTFOLIO
                                                              ---------------   --------------
                                                              MAY 3, 2004(1)    MAY 3, 2004(1)
                                                                TO JUNE 30,      TO JUNE 30,
                                                                   2004              2004
                                                                   ----              ----
FROM OPERATIONS:
Net investment loss                                             $    (3,413)      $     (801)
Net realized gain (loss) on investments and foreign
  currencies                                                         23,124          (36,890)
Net change in unrealized appreciation or depreciation on
  investments and foreign currencies                                119,398           84,352
                                                                -----------       ----------
Increase in net assets resulting from operations                    139,109           46,661
                                                                -----------       ----------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 33,177,910        3,236,160
Cost of shares redeemed                                          (2,564,676)            (205)
                                                                -----------       ----------
Net increase in net assets resulting from capital share
  transactions                                                   30,613,234        3,235,955
                                                                -----------       ----------
Net increase in net assets                                       30,752,343        3,282,616
                                                                -----------       ----------
NET ASSETS:
Beginning of period                                                      --               --
                                                                -----------       ----------
End of period                                                   $30,752,343       $3,282,616
                                                                ===========       ==========
Accumulated net investment loss at end of period                $    (3,413)      $     (801)
                                                                ===========       ==========

------------------
(1) Commencement of operations.

                 See Accompanying Notes to Financial Statements

ING EVERGREEN PORTFOLIOS (UNAUDITED)                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                          ING                 ING
                                                                       EVERGREEN           EVERGREEN
                                                                    HEALTH SCIENCES          OMEGA
                                                                       PORTFOLIO           PORTFOLIO
                                                                   -----------------   -----------------
                                                                    MAY 3, 2004(1)      MAY 3, 2004(1)
                                                                      TO JUNE 30,         TO JUNE 30,
                                                                         2004                2004
                                                                   -----------------   -----------------
                                                                   CLASS A   CLASS S   CLASS A   CLASS S
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $    10.00      10.00    10.00     10.00
 Income from investment operations:
 Net investment loss                                           $    (0.00)*    (0.00)*   0.00*    (0.00)*
 Net realized and unrealized gain (loss) on investments        $    (0.25)     (0.24)    0.13      0.14
 Total from investment operations                              $    (0.25)     (0.24)    0.13      0.14
 Net asset value, end of period                                $     9.75       9.76    10.13     10.14
 TOTAL RETURN(2)                                               %    (2.50)     (2.40)    1.30      1.40

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      601     30,152       57     3,226
 Ratios to average net assets:
 Net expenses(3)                                               %     1.16       1.01     1.01      0.86
 Net investment income (loss)(3)                               %    (0.21)     (0.20)    0.00     (0.19)
 Portfolio turnover rate                                       %        4          4       24        24
--------------------------------------------------------------------------------------------------------

(1)  Commencement of operations of the Portfolio.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

*    Amount is less than $0.01 per share or 0.01%.

                 See Accompanying Notes to Financial Statements

         NOTES TO FINANCIAL STATEMENTS as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The ING Investors Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1998 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At June 30, 2004 the Trust had forty-six operational portfolios. The two portfolios included in this report are: ING Evergreen Health Sciences Portfolio ("Health Sciences") and ING Evergreen Omega Portfolio ("Omega") (collectively, the "Portfolios"). Each Portfolio is a diversified series of the Trust.

With the exception of shares held in connection with initial capital of the Trust, shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.

The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep N.V. ("ING"), Equitable Life Insurance Company of Iowa, an indirect wholly owned subsidiary of ING, Security Life of Denver, an indirect wholly owned subsidiary of ING, Southland Life Insurance Company, an indirect wholly owned subsidiary of ING, ReliaStar Life Insurance Company, an indirect wholly owned subsidiary of ING, United Life Annuities, an indirect wholly owned subsidiary of Golden American and ReliaStar Life Insurance Company of New York, an indirect wholly owned subsidiary of Golden American. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING.

Each Portfolio offers both a Class A and Class S share. The separate classes of shares differ principally in the distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. No preferential dividend rights exist. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution and shareholder servicing fees.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios' valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

      Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board of Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less, as well as all securities in the Liquid Assets Portfolio are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D. Foreign Currency Transactions and Futures Contracts. Each Portfolio may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

      Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Short Sales. Health Sciences Portfolio may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Portfolio is held by one broker. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker.

F. Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-dividend date. Net investment income, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

G. Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gains distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      loss carryforward has been fully utilized or expires.

H. Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

I. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the period ended June 30, 2004, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

                                           PURCHASES     SALES
                                          -----------   --------
Health Sciences                           $29,452,557   $883,262
Omega                                       3,785,822    693,007

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Directed Services, Inc. (the "Manager" or "DSI"), an indirect wholly owned subsidiary of ING, provides all of the Portfolios with advisory and administrative services under a Management Agreement (the "Agreement"). Under the Agreement, the Manager has overall responsibility for engaging portfolio managers and for monitoring and evaluating the management of the assets of each Portfolio by the portfolio managers. Portfolio managers have full investment discretion and make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Agreement, the Manager also is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Trust, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. The Manager is also responsible for such ordinary expenses such as taxes, interest, fees and expenses of the non-interested trustee, and extraordinary expenses, such as litigation or indemnification expenses. As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "Unified Fee") based on the following annual rates of the average daily net assets of the Portfolios:

PORTFOLIO                              FEE
---------        ------------------------------------------------
Health Sciences  0.75% on the first $500 million; and 0.70% on assets in excess of $500 million
Omega            0.60% on first $750 million; and 0.55% on assets
                 in excess of $750 million

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

The trust has entered into a Shareholder Services Agreement (the "Agreement") for the Class A and Class S Shares of each Portfolio of the Trust. The Agreement allows Directed Services, Inc. (the "Distributor" or "DSI") to make payments under the Agreement to insurance companies, broker-dealers or other financial intermediaries that provide services relating to each class of shares. Under the Agreement, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A and Class S. The Portfolios have accrued the 0.25% service fee for each class, listed in their Statements of Operations.

--------------------------------------------------------------------------------

NOTE 5 -- DISTRIBUTION AND SERVICE FEES (CONTINUED)

Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the "Class A Plan") with DSI on behalf of the Class A shares of the Portfolio. The Class A Plan provides that the Class A shares shall pay a 12b-1 distribution fee, for distribution services including payments to DSI, the Distributor, at an annual rate not to exceed 0.25% of the average daily net assets.

The Manager and the Trust have entered into Portfolio Management Agreement with the Portfolio Managers. This Portfolio Manager provides investment advice for the various Portfolios and are paid by the Manager based on the average daily net assets of the respective Portfolios. The Portfolio Manager for both the Health Sciences and Omega is the Evergreen Investment Management Company, LLC.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The custodian for the Trust is The Bank of New York. The custodian is paid by the Manager and not the Trust.

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 7 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                      CLASS A          CLASS S
                                   --------------   --------------
                                   MAY 3, 2004(1)   MAY 3, 2004(1)
                                    TO JUNE 30,      TO JUNE 30,
                                        2004             2004
                                        ----             ----
HEALTH SCIENCES
  (NUMBER OF SHARES)
Shares sold                             69,639         3,341,449
Shares redeemed                         (8,056)         (251,906)
                                      --------       -----------
Net increase in shares
  outstanding                           61,583         3,089,543
                                      ========       ===========
HEALTH SCIENCES ($)
Shares sold                           $679,681       $32,498,229
Shares redeemed                        (77,579)       (2,487,097)
                                      --------       -----------
Net increase                          $602,102       $30,011,132
                                      ========       ===========

                                      CLASS A          CLASS S
                                   --------------   --------------
                                   MAY 3, 2004(1)   MAY 3, 2004(1)
                                    TO JUNE 30,      TO JUNE 30,
                                        2004             2004
                                        ----             ----
OMEGA
  (NUMBER OF SHARES)
Shares sold                             5,632            318,222
Shares redeemed                            (3)               (17)
                                      -------         ----------
Net increase in shares
  outstanding                           5,629            318,205
                                      =======         ==========
OMEGA ($)
Shares sold                           $56,322         $3,179,838
Shares redeemed                           (32)              (173)
                                      -------         ----------
Net increase                          $56,290         $3,179,665
                                      =======         ==========

------------------
(1) Commencement of operations.

NOTE 8 -- OTHER INFORMATION

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds. ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

                                                        PORTFOLIO OF INVESTMENTS
                                                 as of June 30, 2004 (Unaudited)
ING EVERGREEN
HEALTH SCIENCES PORTFOLIO
--------------------------------------------------------------------------------


 Shares                                                 Value
----------------------------------------------------------------
COMMON STOCK: 93.4%
                 BIOTECHNOLOGY: 16.5%
  16,087    @    Amgen, Inc.                         $   877,867
   5,246    @    Applera Corp. -- Celera Genomics
                   Group                                  60,381
  13,453    @    BioCryst Pharmaceuticals, Inc.           92,826
   6,295    @    Biogen Idec, Inc.                       398,159
   3,040         Cambrex Corp.                            76,699
   3,147    @@   Cambridge Antibody Technology
                   Group PLC ADR                          29,362
   2,900    @    Corgentech, Inc.                         46,748
   5,828    @    Entremed, Inc.                           11,714
   5,980    @    Enzon Pharmaceuticals, Inc.              76,305
   4,484    @    Exelixis, Inc.                           45,244
  18,343    @    Genentech, Inc.                       1,030,876
   5,246    @    Genzyme Corp.                           248,293
     714    @    Human Genome Sciences, Inc.               8,304
   5,388    @    ICOS Corp.                              160,778
  15,738    @    Incyte Corp.                            120,238
  19,379    @    InterMune, Inc.                         298,824
     421    @    Kosan Biosciences, Inc.                   3,326
  15,624    @    Medimmune, Inc.                         365,602
  11,573    @    Millennium Pharmaceuticals, Inc.        159,707
   1,783    @    Myogen, Inc.                             13,836
 112,097    @    Oscient Pharmaceuticals Corp.           572,816
   3,582    @    Oxigene, Inc.                            22,567
  17,933    @    Praecis Pharmaceuticals, Inc.            68,145
   4,201    @    Protein Design Labs, Inc.                80,365
   4,460    @    Regeneron Pharmaceuticals, Inc.          46,964
   8,969    @    Transkaryotic Therapies, Inc.           134,176
   3,372    @    Vical, Inc.                              19,659
                                                     -----------
                                                       5,069,781
                                                     -----------
                 CHEMICALS: 0.8%
   4,880    @@   Lonza Group AG                          247,234
                                                     -----------
                                                         247,234
                                                     -----------
                 COMMERCIAL SERVICES: 1.7%
  13,639    @    First Health Group Corp.                212,905
   9,442         McKesson Corp.                          324,144
                                                     -----------
                                                         537,049
                                                     -----------
                 ELECTRONICS: 0.3%
   4,201         Applera Corp. -- Applied
                   Biosystems Group                       91,372
                                                     -----------
                                                          91,372
                                                     -----------
                 HEALTHCARE -- PRODUCTS: 15.8%
   8,454         Baxter Intl., Inc.                      291,748
   3,147         Beckman Coulter, Inc.                   191,967
   9,407    @    Boston Scientific Corp.                 402,620
  22,032    @    Columbia Laboratories, Inc.              76,231
   3,147    @    Conceptus, Inc.                          35,404
   1,574         CR Bard, Inc.                            89,167
   7,052    @    Dade Behring Holdings, Inc.             335,111
   2,981    @@   Fresenius Medical Care AG ADR            74,644
   3,489         Guidant Corp.                           194,965
   4,201    @    Inamed Corp.                            264,033
  15,738         Johnson & Johnson                       876,606
   4,200         Kinetic Concepts, Inc.                  209,580
   3,147    @    Kyphon, Inc.                             88,682
  12,198         Medtronic, Inc.                         594,287
   1,700    @@   Q-Med AB                                 41,073
  62,942    @    Smith & Nephew PLC                      677,452
   3,147    @    St. Jude Medical, Inc.                  238,071
   1,257    @    Surmodics, Inc.                          30,972
   9,550    @    Synovis Life Technologies, Inc.         102,663
   4,201    @    TriPath Imaging, Inc.                    39,531
                                                     -----------
                                                       4,854,807
                                                     -----------


 Shares                                                 Value
----------------------------------------------------------------
                 HEALTHCARE -- SERVICES: 5.5%
   1,575    @    Anthem, Inc.                        $   141,057
   8,391         HCA, Inc.                               348,981
  11,166    @    Health Net, Inc.                        295,899
   9,965    @    Humana, Inc.                            168,409
     835         Oxford Health Plans, Inc.                45,958
   2,691    @    Quest Diagnostics                       228,600
   6,723         Select Medical Corp.                     90,223
   6,295    @    Tenet Healthcare Corp.                   84,416
     835    @    Triad Hospitals, Inc.                    31,087
   2,362    @    WellPoint Health Networks               264,568
                                                     -----------
                                                       1,699,198
                                                     -----------
                 INSURANCE: 1.5%
   6,617         Cigna Corp.                             455,316
                                                     -----------
                                                         455,316
                                                     -----------
                 MISCELLANEOUS MANUFACTURING: 0.1%
   1,346         Pall Corp.                               35,252
                                                     -----------
                                                          35,252
                                                     -----------
                 PHARMACEUTICALS: 49.9%
  18,882         Abbott Laboratories                     769,629
  24,399    @    Abgenix, Inc.                           285,956
   4,201    @    Adolor Corp.                             53,269
   3,659         Allergan, Inc.                          327,554
   6,301         Alpharma, Inc.                          129,044
   2,096    @    Altana AG                               126,230
   2,459         AmerisourceBergen Corp.                 146,999
   7,125    @@   Angiotech Pharmaceuticals, Inc.         143,569
  10,491    @@   AstraZeneca PLC ADR                     478,809
   3,050    @    Atrix Labs, Inc.                        104,554
   4,201    @@   Aventis SA ADR                          319,570
   2,977    @    Barr Laboratories, Inc.                 100,325
   6,295    @    Bone Care International, Inc.           147,429
  48,798         Bristol-Myers Squibb Co.              1,195,550
  11,000    @@   Chugai Pharmaceutical Co. Ltd.          172,589
  12,585    @    Cubist Pharmaceuticals, Inc.            139,694
  15,900    @@   Daiichi Pharmaceutical Co. Ltd.         283,421
  26,791    @    Dov Pharmaceutical, Inc.                374,002
  20,978    @    Dusa Pharmaceuticals, Inc.              199,291
   3,456    @    Dyax Corp.                               40,608
   5,246    @@   Elan Corp. PLC ADR                      129,786
   3,671         Eli Lilly & Co.                         256,640
   1,792    @    Endo Pharmaceuticals Holdings,
                   Inc.                                   42,022
   6,479    @    Eyetech Pharmaceuticals, Inc.           278,079
   7,000    @@   Fujisawa Pharmaceutical Co. Ltd.        165,834
   9,442    @@   GlaxoSmithKline PLC ADR                 391,465
   5,322    @    Hospira, Inc.                           146,887
   5,246    @    Ilex Oncology, Inc.                     131,098
   1,816    @    ImClone Systems, Inc.                   155,795
   2,000    @@   Kissei Pharmaceutical Co. Ltd.           44,998
   3,000   @,@@  Labopharm, Inc.                           9,353
   6,295    @    Ligand Pharmaceuticals, Inc.            109,407
   2,043    @    Medco Health Solutions, Inc.             76,613
     148    @    Medicines Co.                             4,515
  12,419    @    Medicis Pharmaceutical                  496,139
   6,295         Merck & Co., Inc.                       299,013
   3,591    @    Merck KGaA                              217,139
   3,742    @    MGI Pharma, Inc.                        101,071
   1,783    @    MIM Corp.                                15,512
   4,489    @    Neurocrine Biosciences, Inc.            232,755
   9,772    @@   Novartis AG ADR                         434,854
   4,016    @    Noven Pharmaceuticals, Inc.              88,432
   2,700    @    Novo-Nordisk A/S                        138,994
   1,074    @    Orphan Medical, Inc.                     10,794
   2,157    @    OSI Pharmaceuticals, Inc.               151,939
  10,889    @    Par Pharmaceutical Cos., Inc.           383,402
  50,017         Pfizer, Inc.                          1,714,582
   5,246    @    Priority Healthcare Corp.               120,396
  17,489    @@   QLT, Inc.                               350,130

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
                                     as of June 30, 2004 (Unaudited) (continued)
ING EVERGREEN
HEALTH SCIENCES PORTFOLIO
--------------------------------------------------------------------------------


 Shares                                                 Value
----------------------------------------------------------------
                 PHARMACEUTICALS (CONTINUED)
   6,100   @,@@  Roche Holding AG                    $   603,960
   2,000    @@   Rohto Pharmaceutical Co. Ltd.            22,857
   3,500    @@   Santen Pharmaceutical Co. Ltd.           54,722
   2,650    @    Schering AG                             156,370
  28,848         Schering-Plough Corp.                   533,111
   4,201    @    Sepracor, Inc.                          222,233
  11,743    @@   Serono SA ADR                           184,952
   2,000    @@   Shionogi & Co. Ltd.                      34,386
   6,000    @@   Taisho Pharmaceutical Co. Ltd.          133,071
   5,246    @    Tanox, Inc.                             100,041
  20,377    @    Trimeris, Inc.                          294,040
   9,144    @    Watson Pharmaceuticals, Inc.            245,974
  10,491         Wyeth                                   379,355
   4,100   @,@@  Yamanouchi Pharmaceutical Co. Ltd.      137,900
                                                     -----------
                                                      15,338,708
                                                     -----------
                 RETAIL: 0.3%
   2,096         CVS Corp.                                88,074
                                                     -----------
                                                          88,074
                                                     -----------
                 SOFTWARE: 1.0%
   9,327    @    IDX Systems Corp.                       297,438
                                                     -----------
                                                         297,438
                                                     -----------
                 Total Common Stock
                   (Cost $28,594,820)                 28,714,229
                                                     -----------

          TOTAL INVESTMENTS IN SECURITIES
            (COST $28,594,820)*               93.4%   $28,714,229
          OTHER ASSETS AND
            LIABILITIES-NET                    6.6      2,038,114
                                             -----    -----------
          NET ASSETS                         100.0%   $30,752,343
                                             =====    ===========

 @     Non-income producing security
 @@    Foreign issuer
 ADR   American Depositary Receipt
 PLC   Public Limited Company
 *     Cost for federal income tax purposes is the same as for
       financial statement purposes. Net unrealized
       appreciation consists of:

      Gross Unrealized Appreciation                   $ 829,003
      Gross Unrealized Depreciation                    (709,594)
                                                      ---------
      Net Unrealized Appreciation                     $ 119,409
                                                      =========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EVERGREEN OMEGA PORTFOLIO                    as of June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------


Shares                                                    Value
------------------------------------------------------------------
COMMON STOCK: 95.7%
               AIRLINES: 0.8%
1,500          Southwest Airlines Co.                   $   25,155
                                                        ----------
                                                            25,155
                                                        ----------
               APPAREL: 1.2%
  900     @    Coach, Inc.                                  40,671
                                                        ----------
                                                            40,671
                                                        ----------
               AUTO PARTS AND EQUIPMENT: 1.8%
1,400     @@   Autoliv, Inc.                                59,080
                                                        ----------
                                                            59,080
                                                        ----------
               BEVERAGES: 2.5%
  800          Coca-Cola Co.                                40,384
  800          PepsiCo, Inc.                                43,104
                                                        ----------
                                                            83,488
                                                        ----------
               BIOTECHNOLOGY: 2.9%
  600     @    Biogen Idec, Inc.                            37,950
  300     @    Genentech, Inc.                              16,860
  700     @    Millipore Corp.                              39,459
                                                        ----------
                                                            94,269
                                                        ----------
               CHEMICALS: 1.1%
1,000          Georgia Gulf Corp.                           35,860
                                                        ----------
                                                            35,860
                                                        ----------
               COAL: 2.0%
2,300          Massey Energy Co.                            64,883
                                                        ----------
                                                            64,883
                                                        ----------
               COMMERCIAL SERVICES: 4.1%
  700     @    Apollo Group, Inc.                           61,803
  600     @    Career Education Corp.                       27,336
1,900     @    Cendant Corp.                                46,512
                                                        ----------
                                                           135,651
                                                        ----------
               COMPUTERS: 3.0%
1,300     @    Cognizant Technology Solutions Corp.         33,033
1,400     @    Dell, Inc.                                   50,148
1,300     @    EMC Corp.                                    14,820
                                                        ----------
                                                            98,001
                                                        ----------
               DIVERSIFIED FINANCIAL SERVICES: 2.5%
  800          American Express Co.                         41,104
  900          Citigroup, Inc.                              41,850
                                                        ----------
                                                            82,954
                                                        ----------
               ENTERTAINMENT: 2.7%
2,300          International Game Technology                88,780
                                                        ----------
                                                            88,780
                                                        ----------
               HEALTHCARE -- PRODUCTS: 7.9%
  500     @@   Alcon, Inc.                                  39,325
  700     @    Boston Scientific Corp.                      29,960
  519          Cooper Cos., Inc.                            32,785
  800          Medtronic, Inc.                              38,976
  700     @    St. Jude Medical, Inc.                       52,955
1,200          Stryker Corp.                                66,000
                                                        ----------
                                                           260,001
                                                        ----------
               HEALTHCARE -- SERVICES: 1.6%
  600          Aetna, Inc.                                  51,000
                                                        ----------
                                                            51,000
                                                        ----------


Shares                                                    Value
------------------------------------------------------------------
               HOME BUILDERS: 1.3%
  800          Pulte Homes, Inc.                        $   41,624
                                                        ----------
                                                            41,624
                                                        ----------
               INTERNET: 5.7%
  700     @    Amazon.Com, Inc.                             38,080
1,100     @    eBay, Inc.                                  101,145
1,900     @    Monster Worldwide, Inc.                      48,868
                                                        ----------
                                                           188,093
                                                        ----------
               MACHINERY -- DIVERSIFIED: 4.7%
  700          Deere & Co.                                  49,098
1,200     @    Zebra Technologies Corp.                    104,400
                                                        ----------
                                                           153,498
                                                        ----------
               MISCELLANEOUS MANUFACTURING: 6.2%
  900          Cooper Industries Ltd.                       53,469
2,700          General Electric Co.                         87,480
1,900     @@   Tyco Intl. Ltd.                              62,966
                                                        ----------
                                                           203,915
                                                        ----------
               OIL AND GAS: 5.2%
1,500          Apache Corp.                                 65,325
1,500          Burlington Resources, Inc.                   54,270
1,700          XTO Energy, Inc.                             50,643
                                                        ----------
                                                           170,238
                                                        ----------
               PHARMACEUTICALS: 11.4%
  700          Allergan, Inc.                               62,664
  400     @@   AstraZeneca PLC ADR                          18,256
1,600     @    Caremark Rx, Inc.                            52,704
  600     @    Gilead Sciences, Inc.                        40,200
  300     @    ImClone Systems, Inc.                        25,737
1,000     @    Medicis Pharmaceutical                       39,950
  200     @    OSI Pharmaceuticals, Inc.                    14,088
1,500          Schering-Plough Corp.                        27,720
  700     @    Sepracor, Inc.                               37,030
  600     @@   Teva Pharmaceutical Industries ADR           40,374
  800          Valeant Pharmaceuticals Intl.                16,000
                                                        ----------
                                                           374,723
                                                        ----------
               RETAIL: 8.2%
  900          Best Buy Co., Inc.                           45,666
1,800     @    Chico's FAS, Inc.                            81,288
  800     @    Panera Bread Co.                             28,704
1,900     @    Starbucks Corp.                              82,612
1,300     @    TBC Corp.                                    30,940
                                                        ----------
                                                           269,210
                                                        ----------
               SEMICONDUCTORS: 6.9%
  900     @    Altera Corp.                                 19,998
1,200     @    Broadcom Corp.                               56,124
1,900          Intel Corp.                                  52,440
3,800     @    Nvidia Corp.                                 77,900
  800          Texas Instruments, Inc.                      19,344
                                                        ----------
                                                           225,806
                                                        ----------
               SOFTWARE: 4.6%
1,500     @    Citrix Systems, Inc.                         30,540
3,200          Microsoft Corp.                              91,392
2,500     @    Oracle Corp.                                 29,825
                                                        ----------
                                                           151,757
                                                        ----------
               TELECOMMUNICATIONS: 7.4%
1,200    @,@@  Amdocs Ltd.                                  28,116
4,100     @    Cisco Systems, Inc.                          97,170

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EVERGREEN OMEGA PORTFOLIO()      as of June 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------


Shares                                                    Value
------------------------------------------------------------------
               TELECOMMUNICATIONS (CONTINUED)
2,202     @    Corning, Inc.                            $   28,758
1,200          Qualcomm, Inc.                               87,576
                                                        ----------
                                                           241,620
                                                        ----------
               Total Common Stock
                 (Cost $3,055,925)                       3,140,277
                                                        ----------

       TOTAL INVESTMENTS IN SECURITIES
         (COST $3,055,925)*                    95.7%   $3,140,277
       OTHER ASSETS AND
         LIABILITIES-NET                        4.3       142,339
                                              -----    ----------
       NET ASSETS                             100.0%   $3,282,616
                                              =====    ==========

 @     Non-income producing security
 @@    Foreign issuer
 ADR   American Depositary Receipt
 PLC   Public Limited Company
 *     Cost for federal income tax purposes is the same as for
       financial statement purposes. Net unrealized
       appreciation consists of:

      Gross Unrealized Appreciation                    $133,203
      Gross Unrealized Depreciation                     (48,851)
                                                       --------
      Net Unrealized Appreciation                      $ 84,352
                                                       ========

                 See Accompanying Notes to Financial Statements

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                     TERM OF OFFICE
                                  POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)                    Trustee        February          President and Partner, Doherty, Wallace,
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Pillsbury and Murphy, P.C., Attorneys
Scottsdale, AZ 85258                                                   (1996 -- Present).
Born: 1934

J. Michael Earley(3)                  Trustee        1997 -- Present   President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.                                           Bankers Trust Company, N.A.
Scottsdale, AZ 85258                                                   (1992 -- Present).
Born: 1945

R. Barbara Gitenstein(2)              Trustee        1997 -- Present   President, College of
7337 E. Doubletree Ranch Rd.                                           New Jersey (1999 -- Present).
Scottsdale, AZ 85258
Born: 1948

Walter H. May(2)                      Trustee        February          Retired. Formerly, Managing Director and
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Director of Marketing, Piper Jaffray,
Scottsdale, AZ 85258                                                   Inc.
Born: 1936

Jock Patton(2)                        Trustee        February          Private Investor (June 1997 -- Present).
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Formerly Director and Chief Executive
Scottsdale, AZ 85258                                                   Officer, Rainbow Multimedia Group, Inc.
Born: 1945                                                             (January 1999 -- December 2001).

David W.C. Putnam(3)                  Trustee        February          President and Director, F.L. Putnam
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Securities Company, Inc. and its
Scottsdale, AZ 85258                                                   affiliates (1978 -- Present); President,
Born: 1939                                                             Secretary and Trustee, The Principled
                                                                       Equity Market Fund (1996 -- Present).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
INDEPENDENT TRUSTEES
Paul S. Doherty(2)                    118       University of Massachusetts Foundation
7337 E. Doubletree Ranch Rd.                    Board
Scottsdale, AZ 85258                            (April 2004 -- Present).
Born: 1934
J. Michael Earley(3)                  118       None
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1945
R. Barbara Gitenstein(2)              118       New Jersey Resources (September 2003 --
7337 E. Doubletree Ranch Rd.                    Present).
Scottsdale, AZ 85258
Born: 1948
Walter H. May(2)                      118       Trustee, BestPrep Charity
7337 E. Doubletree Ranch Rd.                    (1991 -- Present).
Scottsdale, AZ 85258
Born: 1936
Jock Patton(2)                        118       Director, Hypercom, Inc. (January
7337 E. Doubletree Ranch Rd.                    1999 -- Present); JDA Software Group,
Scottsdale, AZ 85258                            Inc. (January 1999 -- Present); Swift
Born: 1945                                      Transportation Co. (March
                                                2004 -- Present).
David W.C. Putnam(3)                  118       Anchor International Bond (December
7337 E. Doubletree Ranch Rd.                    2000 -- 2002); Progressive Capital
Scottsdale, AZ 85258                            Accumulation Trust (August
Born: 1939                                      1998 -- Present); Principled Equity
                                                Market Fund (November 1996 -- Present),
                                                Mercy Endowment Foundation
                                                (1995 -- Present); Director, F.L. Putnam
                                                Investment Management Company (December
                                                2001 -- Present); Asian American Bank
                                                and Trust Company (June
                                                1992 -- Present); and Notre Dame Health
                                                Care Center (1991 -- Present) F.L.
                                                Putnam Securities Company, Inc. (June
                                                1978 -- Present); and an Honorary
                                                Trustee, Mercy Hospital
                                                (1973 -- Present).

--------------------------------------------------------------------------------

                                                     TERM OF OFFICE
                                  POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
Blaine E. Rieke(3)                    Trustee        February          General Partner, Huntington Partners
7337 E. Doubletree Ranch Rd.                         2002 -- Present   (January 1997 -- Present). Chairman of
Scottsdale, AZ 85258                                                   the Board and Trustee of each of the
Born: 1933                                                             funds managed by ING Investment
                                                                       Management Co. LLC (November 1998 --
                                                                       February 2001).

Roger B. Vincent(3)                   Trustee        1994 -- Present   President, Springwell Corporation
7337 E. Doubletree Ranch Rd.                                           (1989 -- Present). Formerly, Director
Scottsdale, AZ 85258                                                   Tatham Offshore, Inc. (1996 -- 2000).
Born: 1945

Richard A. Wedemeyer(2)               Trustee        February          Retired. Mr. Wedemeyer was formerly Vice
7337 E. Doubletree Ranch Rd.                         2002 -- Present   President -- Finance and Administration,
Scottsdale, AZ 85258                                                   Channel Corporation (June 1996 -- April
Born: 1936                                                             2002). Formerly Trustee, of each of the
                                                                       funds managed by ING Investment
                                                                       Management Co. LLC (1998 -- 2001).

TRUSTEES WHO ARE "INTERESTED
  PERSONS":

Thomas J. McInerney(4)                Trustee        February          Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Financial Services (September 2001 --
Scottsdale, AZ 85258                                                   Present); Member ING Americas Executive
Born: 1956                                                             Committee (2001 -- Present); ING Aeltus
                                                                       Holding Company, Inc. (2000 -- Present),
                                                                       ING Retail Holding Company
                                                                       (1998 -- Present), and ING Retirement
                                                                       Holdings, Inc. (1997 -- Present).
                                                                       Formerly, President, ING Life Insurance
                                                                       and Annuity Company (September
                                                                       1997 -- November 2002) Chief Executive
                                                                       Officer and Director of Northern Life
                                                                       Insurance Company (March 2001 -- October
                                                                       2002), General Manager and Chief
                                                                       Executive Officer, ING Worksite Division
                                                                       (December 2000 -- October 2001),
                                                                       President ING-SCI, Inc. (August
                                                                       1997 -- December 2000); President, Aetna
                                                                       Financial Services (August
                                                                       1997 -- December 2000).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
Blaine E. Rieke(3)                    118       Trustee Morgan Chase Trust Co. (January
7337 E. Doubletree Ranch Rd.                    1998 -- Present); Director, Members
Scottsdale, AZ 85258                            Trust Co. (November 2003 -- Present).
Born: 1933
Roger B. Vincent(3)                   118       Director, AmeriGas Propane, Inc.
7337 E. Doubletree Ranch Rd.                    (1998 -- Present).
Scottsdale, AZ 85258
Born: 1945
Richard A. Wedemeyer(2)               118       Director, Touchstone Consulting Group
7337 E. Doubletree Ranch Rd.                    (1997 -- Present); Trustee, Jim Henson
Scottsdale, AZ 85258                            Legacy (1994 -- Present).
Born: 1936
TRUSTEES WHO ARE "INTERESTED
  PERSONS":
Thomas J. McInerney(4)                171       Director, Equitable Life Insurance Co.,
7337 E. Doubletree Ranch Rd.                    Golden American Life Insurance Co., Life
Scottsdale, AZ 85258                            Insurance Company of Georgia, Midwestern
Born: 1956                                      United Life Insurance Co., ReliaStar
                                                Life Insurance Co., Security Life of
                                                Denver, Security Connecticut Life
                                                Insurance Co., Southland Life Insurance
                                                Co., USG Annuity and Life Company, and
                                                United Life and Annuity Insurance Co.
                                                Inc (March 2001 -- Present); Member of
                                                the Board, Bushnell Performing Arts
                                                Center; St. Francis Hospital; National
                                                Conference of Community Justice, and
                                                Metro Atlanta Chamber of Commerce.

--------------------------------------------------------------------------------

                                                     TERM OF OFFICE
                                  POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
John G. Turner(5)                     Trustee        February          Chairman, Hillcrest Capital Partners
7337 E. Doubletree Ranch Rd.                         2002 -- Present   (May 2002 -- Present); President,
Scottsdale, AZ 85258                                                   Formerly, Vice Chairman of ING Americas'
Born: 1939                                                             (2000 -- 2002); Chairman and Chief
                                                                       Executive Officer of ReliaStar Financial
                                                                       Corp. (1993 -- 2000); Chairman of
                                                                       ReliaStar Life Insurance Company of New
                                                                       York (1995 -- 1998); Chairman of
                                                                       Northern Life Insurance Company
                                                                       (1992 -- 2001); Chairman and Trustee of
                                                                       the Northstar affiliated investment
                                                                       companies (1993 -- 2001) and Director,
                                                                       Northstar Investment Management
                                                                       Corporation and its affiliates
                                                                       (1993 -- 1999).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
John G. Turner(5)                     118       Director, Hormel Foods Corporation
7337 E. Doubletree Ranch Rd.                    (March 2000 -- Present); Shopko Stores,
Scottsdale, AZ 85258                            Inc. (August 1999 -- Present); and M.A.
Born: 1939                                      Mortenson Company (March
                                                2002 -- Present); Conseco, Inc.
                                                (September 2003 -- Present).

------------------

(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2) Valuation and Proxy Voting Committee (formerly the Valuation Committee) member.

(3) Audit Committee member.

(4) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

--------------------------------------------------------------------------------

                                                                TERM OF OFFICE
                                     POSITION(S) HELD            AND LENGTH OF                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                 WITH THE TRUST            TIME SERVED(1)               DURING THE PAST FIVE YEARS
---------------------                ----------------           --------------               --------------------------

James M. Hennessy                 President and Chief       March 2003 -- present     President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.      Executive Officer                                   ING Investments, LLC (December
Scottsdale, AZ 85258                                                                  2001 -- Present). Formerly, Senior
Born: 1949                                                                            Executive Vice President and Chief
                                                                                      Operating Officer, ING Investments, LLC
                                                                                      (April 1995 -- December 2000); and
                                                                                      Executive Vice President, ING
                                                                                      Investments, LLC (May 1998 -- June
                                                                                      2000).

Michael J. Roland                 Executive Vice            March 2003 -- present     Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.      President and                                       Financial Officer and Treasurer, ING
Scottsdale, AZ 85258              Principal Financial                                 Investments, LLC (December
Born: 1958                        Officer                                             2001 -- Present). Formerly, Senior Vice
                                                                                      President, ING Investments, LLC (June
                                                                                      1998 -- December 2001).

Stanley D. Vyner                  Executive Vice            August 2003 -- present    Executive Vice President, ING
7337 E. Doubletree Ranch Rd.      President                                           Investments, LLC and certain of its
Scottsdale, AZ 85258                                                                  affiliates (July 2000 -- Present) and
Born: 1950                                                                            Chief Investment Risk Officer (June
                                                                                      2003 -- Present); Formerly, Chief
                                                                                      Investment Officer for the International
                                                                                      Portfolios, ING Investments, LLC (July
                                                                                      1996 -- June 2003); and President and
                                                                                      Chief Executive Officer, ING
                                                                                      Investments, LLC (August 1996 -- August
                                                                                      2000).

Robert S. Naka                    Senior Vice President     January 2003 -- present   Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.                                                          Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258                                                                  (October 2001 -- Present). Formerly,
Born: 1963                                                                            Senior Vice President and Assistant
                                                                                      Secretary, ING Funds Services, LLC
                                                                                      (February 1997 -- August 1999).

Kimberly A. Anderson              Senior Vice President     November 2003 --          Senior Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.                                present                   LLC (October 2003 -- Present). Formerly,
Scottsdale, AZ 85258                                                                  Vice President and Assistant Secretary,
Born: 1964                                                                            ING Investments, LLC (October 2001 --
                                                                                      October 2003); Assistant Vice President,
                                                                                      ING Funds Services, LLC (November
                                                                                      1999 -- January 2001); and has held
                                                                                      various other positions with ING Funds
                                                                                      Services, LLC for more than the last
                                                                                      five years.

Huey P. Falgout, Jr.              Secretary                 August 2003 -- present    Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                          Services (September 2003 -- Present).
Scottsdale, AZ 85258                                                                  Formerly, Counsel, ING U.S. Financial
Born: 1963                                                                            Services (November 2002 -- September
                                                                                      2003); and Associate General Counsel of
                                                                                      AIG American General (January
                                                                                      1999 -- November 2002).

Robyn L. Ichilov                  Vice President            January 2003 -- present   Vice President, ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.                                                          (October 2001 -- Present) and ING
Scottsdale, AZ 85258              Treasurer                 March 2003 -- present     Investments, LLC (August
Born: 1967                                                                            1997 -- Present).

Lauren D. Bensinger               Vice President            February                  Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                2003 -- present           Officer, ING Funds Distributor, LLC
Scottsdale, AZ 85258                                                                  (July 1995 -- Present); Vice President
Born: 1954                                                                            (February 1996 -- Present) and Chief
                                                                                      Compliance Officer (October
                                                                                      2001 -- Present), ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                TERM OF OFFICE
                                     POSITION(S) HELD            AND LENGTH OF                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                 WITH THE TRUST            TIME SERVED(1)               DURING THE PAST FIVE YEARS
---------------------                ----------------           --------------               --------------------------
Todd Modic                        Vice President            August 2003 -- present    Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                          Reporting -- Fund Accounting of ING
Scottsdale, AZ 85258                                                                  Funds Services, LLC (September
Born: 1967                                                                            2002 -- Present). Formerly, Director of
                                                                                      Financial Reporting, ING Investments,
                                                                                      LLC (March 2001 -- September 2002);
                                                                                      Director of Financial Reporting, Axient
                                                                                      Communications, Inc. (May
                                                                                      2000 -- January 2001); and Director of
                                                                                      Finance, Rural/Metro Corporation (March
                                                                                      1995 -- May 2000).

Mary Bea Wilkinson                Vice President            March 2003 -- present     Senior Vice President, ING Outside Funds
7337 E. Doubletree Ranch Rd.                                                          Group (2000 -- Present); Senior Vice
Scottsdale, AZ 85258                                                                  President and Chief Financial Officer,
Born: 1956                                                                            First Golden American Life Insurance
                                                                                      Company of New York (1997 -- Present);
                                                                                      President, Directed Services, Inc.
                                                                                      (1993 -- 1997).

Theresa Kelety                    Assistant Secretary       August 2003 -- present    Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                          (April 2003 -- Present). Formerly,
Scottsdale, AZ 85258                                                                  Senior Associate with Shearman &
Born: 1963                                                                            Sterling (February 2000 -- April 2003);
                                                                                      and Associate with Sutherland Asbill &
                                                                                      Brennan (1996 -- February 2000).

Susan P. Kinens                   Assistant Vice            January 2003 -- present   Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.      President and Assistant                             Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258              Secretary                                           (December 2002 -- Present); and has held
Born: 1976                                                                            various other positions with ING Funds
                                                                                      Services, LLC for more than the last
                                                                                      five years.

Maria M. Anderson                 Assistant Vice            January 2003 -- present   Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.      President                                           Services, LLC (October 2001 -- present).
Scottsdale, AZ 85258                                                                  Formerly, Manager of Fund Accounting and
Born: 1958                                                                            Fund Compliance, ING Investments, LLC
                                                                                      (September 1999 -- November 2001); and
                                                                                      Section Manager of Fund Accounting,
                                                                                      Stein Roe Mutual Funds (July
                                                                                      1998 -- August 1999).

------------------

(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

        INVESTMENT MANAGER AND DISTRIBUTOR
        Directed Services, Inc.
        1475 Dunwoody Drive
        West Chester, PA 19380

        CUSTODIAN
        The Bank of New York
        100 Colonial Center Parkway, Suite 300
        Lake Mary, FL 32746

        LEGAL COUNSEL
        Dechert LLP
        1775 I Street, N.W.
        Washington, D.C. 20006

        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
        KPMG LLP
        99 High Street
        Boston, MA 02110

        BEFORE INVESTING, CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE VARIABLE ANNUITY CONTRACT AND THE UNDERLYING VARIABLE INVESTMENT OPTIONS. THIS AND OTHER INFORMATION IS CONTAINED IN THE PROSPECTUS FOR THE VARIABLE ANNUITY CONTRACT AND THE UNDERLYING VARIABLE INVESTMENT OPTIONS. OBTAIN THESE PROSPECTUSES FROM YOUR AGENT/REGISTERED REPRESENTATIVE AND READ THEM CAREFULLY BEFORE INVESTING. THE PORTFOLIOS' PROXY VOTING RECORD WILL BE AVAILABLE WITHOUT CHARGE ON OR ABOUT AUGUST 31, 2004 ON THE PORTFOLIOS' WEBSITE AT WWW.INGFUNDS.COM AND ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

                                                     ---------------------------
                                                              PRESORTED
                                                               STANDARD
         [ING FUNDS LOGO]                                    U.S. POSTAGE
                                                                 PAID
                                                              BOSTON MA
                                                           PERMIT NO. 57842
                                                     ---------------------------

                                  VPSAR-EVRGN       (0604-082304)

                        SEMI-ANNUAL FINANCIAL STATEMENTS

                            THE FUND FOR LIFE SERIES

                                       OF

                             THE ING INVESTORS TRUST

                                  JUNE 30, 2004

      GOLDENSELECT(R)products are issued by Golden American Life Insurance
        Company and distributed by Directed Services, Inc., member NASD.

                              [GOLDEN SELECT LOGO]

                            THE FUND FOR LIFE SERIES
                                       OF
                             THE ING INVESTORS TRUST

                              FINANCIAL STATEMENTS
                                  JUNE 30, 2004

TABLE OF CONTENTS                                                     PAGE
-----------------                                                     ----
President's Letter                                                      3

Management's Discussion and Analysis                                    4

Statement of Assets and Liabilities                                     5

Statement of Operations                                                 6

Statements of Changes in Net Assets                                     7

Financial Highlights                                                    8

Portfolio of Investments                                                9

Notes to Financial Statements                                          10

Board of Trustees/Officers                                             14

                               PRESIDENT'S LETTER

[JAMES M. HENNESSY PHOTO]

Dear Shareholder,

The past year has been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption of goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reduced the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the larges and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Services at 1-800-992-01820 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy
---------------------
James M. Hennessy
President
ING Funds
July 19, 2004

                            THE FUND FOR LIFE SERIES
                                       OF
                             THE ING INVESTORS TRUST

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

The investment objective of the Fund For Life Series (the "Fund") of the ING Investors Trust is high total investment return (capital appreciation and current income) consistent with prudent investment risk and a balanced investment approach. The Fund seeks to achieve its objective by investing in shares of other mutual funds using an allocation strategy that emphasizes mutual funds that invest primarily in domestic equity securities (approximately 60%), while also allocating a portion of the Fund's assets to mutual funds that invest in international equity securities (approximately 10%), and to mutual funds that invest primarily in debt securities rated at least investment grade (approximately 30%).

For the six months ended June 30, 2004, the Fund had a total return of 1.43%, compared to a blended return of 2.95% of three indices, namely the Standard & Poor's 500, Morgan Stanley/Capital International Pacific and Lehman Aggregate Bond indices. This blend covers the same time period and is computed using the current allocation of investments of the Fund. The following total return of each index for the six months ended June 30, 2004 was S&P 500 Index 3.44%, Morgan Stanley/Capital International Pacific Index 8.33% and the Lehman Aggregate Bond Index 0.16%.

                            THE FUND FOR LIFE SERIES
                                       OF
                             THE ING INVESTORS TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                                   (UNAUDITED)
                                  JUNE 30, 2004

ASSETS

    INVESTMENTS, AT VALUE (COST $87,490)                         $  100,032
    CASH                                                              7,440
                                                                 ----------
 TOTAL ASSETS                                                       107,472
                                                                 ----------
LIABILITIES

   ACCRUED EXPENSES                                                   1,344
                                                                 ----------

TOTAL LIABILITIES                                                     1,344
                                                                 ----------

NET ASSETS                                                       $  106,128
                                                                 ==========
NET ASSETS CONSIST OF

   PAID-IN CAPITAL                                               $   95,055
   ACCUMULATED NET INVESTMENT LOSS                                   (1,312)
   ACCUMULATED NET REALIZED LOSS ON SECURITIES                         (157)
   NET UNREALIZED APPRECIATION OF INVESTMENTS                        12,542
                                                                 ----------
NET ASSETS                                                       $  106,128
                                                                 ==========

    SHARES OF BENEFICIAL INTEREST OUTSTANDING, $.001 PAR VALUE       21,405
                                                                 ==========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                         4.96
                                                                 ==========

                       See notes to financial statements.

                            THE FUND FOR LIFE SERIES
                                       OF
                             THE ING INVESTORS TRUST

                             STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004

INVESTMENT INCOME

    DIVIDENDS FROM UNDERLYING FUNDS                         $     25
                                                            --------
EXPENSES

    MANAGEMENT AND ADMINISTRATIVE FEES (NOTE 2)                  161
    AUDITING FEES                                                500
    FUND ACCOUNTING FEES (NOTE 2)                                134
    CUSTODY (NOTE 2)                                             300
    TRUSTEES FEES AND EXPENSES (NOTE 2)                           50
    OTHER OPERATING EXPENSES                                     487
                                                            --------

    TOTAL EXPENSES                                             1,632
    FEES WAIVED BY MANAGER (NOTE 2)                              295
                                                            --------

NET EXPENSES                                                   1,337
                                                            --------

NET INVESTMENT LOSS                                           (1,312)
                                                            --------
UNREALIZED GAIN/LOSS ON INVESTMENTS

    NET CHANGE IN UNREALIZED APPRECIATION OR DEPRECIATION
         OF INVESTMENTS                                        2,868
                                                            --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $  1,556
                                                            ========

                       See notes to financial statements.

                            THE FUND FOR LIFE SERIES
                                       OF
                             THE ING INVESTORS TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (UNAUDITED)

                                                           FOR THE SIX MONTHS      FOR THE YEAR
                                                                 ENDED                 ENDED
                                                             JUNE 30, 2004       DECEMBER 31, 2003
                                                           ------------------    ------------------
OPERATIONS

    NET INVESTMENT LOSS                                    $           (1,312)   $           (1,990)
    NET CHANGE IN UNREALIZED APPRECIATION OR
        DEPRECIATION OF INVESTMENTS                                     2,868                18,918
                                                           ------------------    ------------------

    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                1,556                16,928
                                                           ------------------    ------------------
BENEFICIAL INTEREST TRANSACTIONS
    DIVIDENDS REINVESTED                                                   --                    11
    COST OF SHARES REDEEMED                                            (3,833)                 (604)
                                                           ------------------    ------------------
     DECREASE IN NET ASSETS DERIVED FROM
        BENEFICIAL INTEREST TRANSACTIONS                               (3,833)                 (593)
                                                           ------------------    ------------------

    NET INCREASE/(DECREASE) IN NET ASSETS                              (2,277)               16,335

NET ASSETS

    BEGINNING OF PERIOD                                               108,405                92,070
                                                           ------------------    ------------------

    END OF PERIOD                                          $          106,128    $          108,405
                                                           ==================    ==================

    ACCUMULATED NET INVESTMENT LOSS                        $           (1,312)                   --
                                                           ==================    ==================

                       See notes to financial statements.

                            THE FUND FOR LIFE SERIES
                                       OF
                             THE ING INVESTORS TRUST
                        FINANCIAL HIGHLIGHTS (UNAUDITED)
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                          FOR THE
                                         SIX MONTHS                            FOR THE YEAR ENDED
                                           ENDED        -----------------------------------------------------------------
                                          6/30/04       12/31/03#     12/31/02#     12/31/01#     12/31/00#     12/31/99#
                                         ----------     ---------     ---------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD     $     4.89     $    4.13     $    4.83     $    6.94     $    8.17     $    7.45
                                         ----------     ---------     ---------     ---------     ---------     ---------

NET INVESTMENT INCOME (LOSS)                  (0.06)        (0.09)        (0.03)        (0.01)        (0.03)         0.00
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                        0.13          0.85         (0.67)        (1.14)        (0.46)         1.56
                                         ----------     ---------     ---------     ---------     ---------     ---------

TOTAL FROM INVESTMENT OPERATIONS               0.07          0.76         (0.70)        (1.15)        (0.49)         1.56
                                         ----------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                       0.00          0.00          0.00          0.00          0.00         (0.03)
DISTRIBUTIONS FROM NET REALIZED
CAPITAL GAINS                                  0.00          0.00          0.00         (0.96)        (0.74)        (0.42)

RETURN OF CAPITAL                              0.00          0.00          0.00          0.00          0.00         (0.39)
                                         ----------     ---------     ---------     ---------     ---------     ---------

TOTAL DISTRIBUTIONS                            0.00          0.00          0.00         (0.96)        (0.74)        (0.84)
                                         ----------     ---------     ---------     ---------     ---------     ---------

NET ASSET VALUE, END OF PERIOD           $     4.96     $    4.89     $    4.13     $    4.83     $    6.94     $    8.17
                                         ==========     =========     =========     =========     =========     =========

TOTAL RETURN(1)                                1.43%        18.40%       (14.49)%      (16.31)%       (5.40)%       21.82%
                                         ==========     =========     =========     =========     =========     =========

RATIOS AND SUPPLEMENTAL DATA
TOTAL NET ASSETS, END OF PERIOD (IN
000's)                                   $      106     $     108     $      92     $     111     $      90     $     274

RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS:

AFTER FEES WAIVED BY MANAGER(2)(3)             2.50%         2.50%         2.50%         2.50%         2.50%         2.50%
BEFORE FEES WAIVED BY MANAGER(2)(3)            3.05%         3.05%         3.05%         3.05%         3.05%         3.06%

RATIO OF NET INVESTMENT
   LOSS TO AVERAGE NET ASSETS(2)(3)           (2.45%)       (2.06%)       (0.77%)       (0.25%)       (0.33%)       (0.41%)

PORTFOLIO TURNOVER RATE                        0.00%         0.00%         0.00%         0.00%         0.00%         2.08%

#Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Total returns for periods less than one year are not annualized.
(2) Annualized for periods of less than one year.
(3) Expense ratios do not include expenses of Underlying Funds.



                       See notes to financial statements.

                            THE FUND FOR LIFE SERIES
                                       OF
                             THE ING INVESTORS TRUST

                            PORTFOLIO OF INVESTMENTS
                                   (UNAUDITED)
                                  JUNE 30, 2004

NUMBER OF
 SHARES         INVESTMENT IN SHARES OF OPEN-END MUTUAL FUNDS                            VALUE (NOTE 1)
---------       ---------------------------------------------                            --------------
   1,188        DAVIS NEW YORK VENTURE FUND, INC.                                              $ 34,142
    332         MERRILL LYNCH MONEY MARKET FUND, INC.                                               332
   1,388        MERRILL LYNCH PACIFIC FUND, INC., CLASS A                                        27,725
   1.179        VANGUARD LONG TERM CORPORATE BOND FUND                                           10,589
   5,219        WADDELL & REED CORE INVESTMENT FUND                                              27,244
                                                                                               --------

                    TOTAL INVESTMENTS (COST $87,490*) (NOTES 1 AND 4)           94%             100,032
                    OTHER ASSETS AND LIABILITIES (NET)                           6                6,096
                                                                               ---             --------

                    NET ASSETS                                                 100%            $106,128
                                                                               ===             ========

*Cost for federal income tax purposes is the same as for financial reporting purposes. Net unrealized appreciation consists of:

Gross Unrealized Appreciation                                 $ 17,248
Gross Unrealized Depreciation                                   (4,706)
                                                              --------

Net Unrealized Appreciation                                   $ 12,542
                                                              ========

                       See notes to financial statements.

                            THE FUND FOR LIFE SERIES
                                       OF
                             THE ING INVESTORS TRUST

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            The ING Investors Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of forty-six operational portfolios (the "Portfolios"). This report presents the financial statements of The Fund for Life Series (the "Fund"), a diversified series of the Trust. The financial information for the other Portfolios of the Trust is presented under separate covers. The Fund serves as an investment medium for variable annuity contracts offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of the Equitable Insurance Company of Iowa, Inc. ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep N.V. ("ING").

            The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

            Federal Income Taxes: No provision for federal income taxes has been made since the Fund has complied, and intends to continue to comply, with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute its taxable income to shareholders sufficiently to relieve it from substantially all federal income taxes.

            Valuation: Investments in open-end mutual funds are valued at their respective net asset value at the end of each day. Net asset values for these investments are supplied by market quotation services. The net asset values supplied by these market quotation services are required to be calculated in accordance with the Act. Among other things, the Act requires that mutual funds value the securities they hold in their portfolios at their current market value (generally the last reported sales price of the security).

            Other investments of the Fund, if any, are valued at their current market value as determined by market quotations. Securities having 60 days or less remaining to maturity are valued at their amortized cost.

            Other: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Estimated expenses are accrued daily.

            Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Fund uses for federal income tax purposes.

2. MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

            In its capacity as Manager and Administrator, Directed Services, Inc. ("DSI"), an indirect wholly-owned subsidiary of ING, provides investment advisory services and other services reasonably necessary for the operation of the Fund. Management and administrative fees are paid to DSI at annual rates of 0.10% and 0.20%, respectively, of the value of the average daily net assets of the Fund. DSI also provides accounting services to the Fund. For fund accounting services, the Fund pays to DSI an annual fee of 0.25% of the value of the average daily net assets of the Fund. For the six months ended June 30, 2004, such fees amounted to $134. For six months ended June 30, 2004, the Fund waived $54, $107 and $134 in compensation for management, administrative and fund accounting services, respectively.

            Pursuant to a custodian agreement, Bank of New York is custodian for the Fund.

            Investors in the Fund should recognize that an investment in the Fund bears not only a proportionate share of the expenses of the Fund (including operating costs and management fees) but also indirectly similar expenses of the underlying mutual funds in which the Fund invests. Investors also bear their proportionate share of any sales charges incurred by the Fund related to the purchase of shares of the mutual fund investments. In addition, shareholders of the Fund may indirectly bear expenses paid by a mutual fund in which the Fund invests related to the distribution of the mutual fund's shares.

            Certain officers and trustees of the Trust are also officers and/or directors of DSI, Golden American and other Equitable of Iowa companies.

3. SHARES OF BENEFICIAL INTEREST

            The Fund has an unlimited number of $0.001 par value shares of beneficial interest authorized. For the six months ended June 30, 2004 and the year ended December 31, 2003, the Fund had the following transactions in shares of beneficial interest. Except for reinvested distributions, the Trust no longer accepts investments in the Fund from new investors.

                               SIX MONTHS
                                  ENDED                    YEAR ENDED
                              JUNE 30, 2004            DECEMBER 31, 2003
                          SHARES        AMOUNT        SHARES        AMOUNT
                         --------      --------      --------      --------
Dividends reinvested           --            --             3      $     11
Redeemed                     (764)     $ (3,833)         (141)         (604)
                         --------      --------      --------      --------

Net decrease                 (764)     $ (3,833)         (138)     $   (593)
                         ========      ========      ========      ========

            As of June 30, 2004, Golden American has an investment in the Fund of 11,198 shares with a total net asset value of $55,542, representing 52.3% of the shares outstanding.

4. INVESTMENTS

      PURCHASES AND SALES OF INVESTMENTS:

            For the six months ended June 30, 2004, there were no purchases or sales of securities.

5. FEDERAL INCOME TAXES

            The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These "book/tax" differences are either considered temporary or permanent in nature. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains, are reported as distributions of paid-in capital.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized gains for federal income tax purposes are as follows at December 31, 2004:

 UNREALIZED
APPRECIATION/          CAPITAL LOSS           EXPIRATION
DEPRECIATION          CARRYFORWARDS              DATE
------------          -------------           ----------
   $9,674                 $(157)                 2009

6. OTHER INFORMATION

            As with many financial services companies, DSI and affiliates of DSI (collectively "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

            The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

            In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds. ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

7. SUBSEQUENT EVENTS

            Subsequent to the period ended June 30, 2004, the Fund for Life (a sub-account of the Separate Account A of ING USA Annuity and Life Insurance Company) will be replaced with the ING T. Rowe Price Capital Appreciation Portfolio and the Fund will transfer all of its assets and liabilities and liquidate.

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                     TERM OF OFFICE
                                  POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)                    Trustee        February          President and Partner, Doherty, Wallace,
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Pillsbury and Murphy, P.C., Attorneys
Scottsdale, AZ 85258                                                   (1996 -- Present).
Born: 1934

J. Michael Earley(3)                  Trustee        1997 -- Present   President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.                                           Bankers Trust Company, N.A.
Scottsdale, AZ 85258                                                   (1992 -- Present).
Born: 1945

R. Barbara Gitenstein(2)              Trustee        1997 -- Present   President, College of
7337 E. Doubletree Ranch Rd.                                           New Jersey (1999 -- Present).
Scottsdale, AZ 85258
Born: 1948

Walter H. May(2)                      Trustee        February          Retired. Formerly, Managing Director and
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Director of Marketing, Piper Jaffray,
Scottsdale, AZ 85258                                                   Inc.
Born: 1936

Jock Patton(2)                        Trustee        February          Private Investor (June 1997 -- Present).
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Formerly Director and Chief Executive
Scottsdale, AZ 85258                                                   Officer, Rainbow Multimedia Group, Inc.
Born: 1945                                                             (January 1999 -- December 2001).

David W.C. Putnam(3)                  Trustee        February          President and Director, F.L. Putnam
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Securities Company, Inc. and its
Scottsdale, AZ 85258                                                   affiliates (1978 -- Present); President,
Born: 1939                                                             Secretary and Trustee, The Principled
                                                                       Equity Market Fund (1996 -- Present).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
INDEPENDENT TRUSTEES
Paul S. Doherty(2)                    118       University of Massachusetts Foundation
7337 E. Doubletree Ranch Rd.                    Board
Scottsdale, AZ 85258                            (April 2004 -- Present).
Born: 1934
J. Michael Earley(3)                  118       None
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1945
R. Barbara Gitenstein(2)              118       New Jersey Resources (September 2003 --
7337 E. Doubletree Ranch Rd.                    Present).
Scottsdale, AZ 85258
Born: 1948
Walter H. May(2)                      118       Trustee, BestPrep Charity
7337 E. Doubletree Ranch Rd.                    (1991 -- Present).
Scottsdale, AZ 85258
Born: 1936
Jock Patton(2)                        118       Director, Hypercom, Inc. (January
7337 E. Doubletree Ranch Rd.                    1999 -- Present); JDA Software Group,
Scottsdale, AZ 85258                            Inc. (January 1999 -- Present); Swift
Born: 1945                                      Transportation Co. (March
                                                2004 -- Present).
David W.C. Putnam(3)                  118       Anchor International Bond (December
7337 E. Doubletree Ranch Rd.                    2000 -- 2002); Progressive Capital
Scottsdale, AZ 85258                            Accumulation Trust (August
Born: 1939                                      1998 -- Present); Principled Equity
                                                Market Fund (November 1996 -- Present),
                                                Mercy Endowment Foundation
                                                (1995 -- Present); Director, F.L. Putnam
                                                Investment Management Company (December
                                                2001 -- Present); Asian American Bank
                                                and Trust Company (June
                                                1992 -- Present); and Notre Dame Health
                                                Care Center (1991 -- Present) F.L.
                                                Putnam Securities Company, Inc. (June
                                                1978 -- Present); and an Honorary
                                                Trustee, Mercy Hospital
                                                (1973 -- Present).

--------------------------------------------------------------------------------

                                                     TERM OF OFFICE
                                  POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
Blaine E. Rieke(3)                    Trustee        February          General Partner, Huntington Partners
7337 E. Doubletree Ranch Rd.                         2002 -- Present   (January 1997 -- Present). Chairman of
Scottsdale, AZ 85258                                                   the Board and Trustee of each of the
Born: 1933                                                             funds managed by ING Investment
                                                                       Management Co. LLC (November 1998 --
                                                                       February 2001).

Roger B. Vincent(3)                   Trustee        1994 -- Present   President, Springwell Corporation
7337 E. Doubletree Ranch Rd.                                           (1989 -- Present). Formerly, Director
Scottsdale, AZ 85258                                                   Tatham Offshore, Inc. (1996 -- 2000).
Born: 1945

Richard A. Wedemeyer(2)               Trustee        February          Retired. Mr. Wedemeyer was formerly Vice
7337 E. Doubletree Ranch Rd.                         2002 -- Present   President -- Finance and Administration,
Scottsdale, AZ 85258                                                   Channel Corporation (June 1996 -- April
Born: 1936                                                             2002). Formerly Trustee, of each of the
                                                                       funds managed by ING Investment
                                                                       Management Co. LLC (1998 -- 2001).

TRUSTEES WHO ARE "INTERESTED
  PERSONS":

Thomas J. McInerney(4)                Trustee        February          Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                         2002 -- Present   Financial Services (September 2001 --
Scottsdale, AZ 85258                                                   Present); Member ING Americas Executive
Born: 1956                                                             Committee (2001 -- Present); ING Aeltus
                                                                       Holding Company, Inc. (2000 -- Present),
                                                                       ING Retail Holding Company
                                                                       (1998 -- Present), and ING Retirement
                                                                       Holdings, Inc. (1997 -- Present).
                                                                       Formerly, President, ING Life Insurance
                                                                       and Annuity Company (September
                                                                       1997 -- November 2002) Chief Executive
                                                                       Officer and Director of Northern Life
                                                                       Insurance Company (March 2001 -- October
                                                                       2002), General Manager and Chief
                                                                       Executive Officer, ING Worksite Division
                                                                       (December 2000 -- October 2001),
                                                                       President ING-SCI, Inc. (August
                                                                       1997 -- December 2000); President, Aetna
                                                                       Financial Services (August
                                                                       1997 -- December 2000).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
Blaine E. Rieke(3)                    118       Trustee Morgan Chase Trust Co. (January
7337 E. Doubletree Ranch Rd.                    1998 -- Present); Director, Members
Scottsdale, AZ 85258                            Trust Co. (November 2003 -- Present).
Born: 1933
Roger B. Vincent(3)                   118       Director, AmeriGas Propane, Inc.
7337 E. Doubletree Ranch Rd.                    (1998 -- Present).
Scottsdale, AZ 85258
Born: 1945
Richard A. Wedemeyer(2)               118       Director, Touchstone Consulting Group
7337 E. Doubletree Ranch Rd.                    (1997 -- Present); Trustee, Jim Henson
Scottsdale, AZ 85258                            Legacy (1994 -- Present).
Born: 1936
TRUSTEES WHO ARE "INTERESTED
  PERSONS":
Thomas J. McInerney(4)                171       Director, Equitable Life Insurance Co.,
7337 E. Doubletree Ranch Rd.                    Golden American Life Insurance Co., Life
Scottsdale, AZ 85258                            Insurance Company of Georgia, Midwestern
Born: 1956                                      United Life Insurance Co., ReliaStar
                                                Life Insurance Co., Security Life of
                                                Denver, Security Connecticut Life
                                                Insurance Co., Southland Life Insurance
                                                Co., USG Annuity and Life Company, and
                                                United Life and Annuity Insurance Co.
                                                Inc (March 2001 -- Present); Member of
                                                the Board, Bushnell Performing Arts
                                                Center; St. Francis Hospital; National
                                                Conference of Community Justice, and
                                                Metro Atlanta Chamber of Commerce.

--------------------------------------------------------------------------------

                                                     TERM OF OFFICE
                                  POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
John G. Turner(5)                     Trustee        February          Chairman, Hillcrest Capital Partners
7337 E. Doubletree Ranch Rd.                         2002 -- Present   (May 2002 -- Present); President,
Scottsdale, AZ 85258                                                   Formerly, Vice Chairman of ING Americas'
Born: 1939                                                             (2000 -- 2002); Chairman and Chief
                                                                       Executive Officer of ReliaStar Financial
                                                                       Corp. (1993 -- 2000); Chairman of
                                                                       ReliaStar Life Insurance Company of New
                                                                       York (1995 -- 1998); Chairman of
                                                                       Northern Life Insurance Company
                                                                       (1992 -- 2001); Chairman and Trustee of
                                                                       the Northstar affiliated investment
                                                                       companies (1993 -- 2001) and Director,
                                                                       Northstar Investment Management
                                                                       Corporation and its affiliates
                                                                       (1993 -- 1999).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
John G. Turner(5)                     118       Director, Hormel Foods Corporation
7337 E. Doubletree Ranch Rd.                    (March 2000 -- Present); Shopko Stores,
Scottsdale, AZ 85258                            Inc. (August 1999 -- Present); and M.A.
Born: 1939                                      Mortenson Company (March
                                                2002 -- Present); Conseco, Inc.
                                                (September 2003 -- Present).

------------------

(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2) Valuation and Proxy Voting Committee (formerly the Valuation Committee) member.

(3) Audit Committee member.

(4) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

--------------------------------------------------------------------------------

                                                                TERM OF OFFICE
                                     POSITION(S) HELD            AND LENGTH OF                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                 WITH THE TRUST            TIME SERVED(1)               DURING THE PAST FIVE YEARS
---------------------                ----------------           --------------               --------------------------

James M. Hennessy                 President and Chief       March 2003 -- present     President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.      Executive Officer                                   ING Investments, LLC (December
Scottsdale, AZ 85258                                                                  2001 -- Present). Formerly, Senior
Born: 1949                                                                            Executive Vice President and Chief
                                                                                      Operating Officer, ING Investments, LLC
                                                                                      (April 1995 -- December 2000); and
                                                                                      Executive Vice President, ING
                                                                                      Investments, LLC (May 1998 -- June
                                                                                      2000).

Michael J. Roland                 Executive Vice            March 2003 -- present     Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.      President                                           Financial Officer and Treasurer, ING
Scottsdale, AZ 85258                                                                  Investments, LLC (December
Born: 1958                        Principal Financial       March 2003 -- present     2001 -- Present). Formerly, Senior Vice
                                  Officer                                             President, ING Investments, LLC (June
                                                                                      1998 -- December 2001).

Stanley D. Vyner                  Executive Vice            September 2003 --         Executive Vice President, ING
7337 E. Doubletree Ranch Rd.      President                 present                   Investments, LLC and certain of its
Scottsdale, AZ 85258                                                                  affiliates (July 2000 -- Present) and
Born: 1950                                                                            Chief Investment Risk Officer (June
                                                                                      2003 -- Present); Formerly, Chief
                                                                                      Investment Officer for the International
                                                                                      Portfolios, ING Investments, LLC (July
                                                                                      1996 -- June 2003); and President and
                                                                                      Chief Executive Officer, ING
                                                                                      Investments, LLC (August 1996 -- August
                                                                                      2000).

Robert S. Naka                    Senior Vice President     January 2003 -- present   Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.                                                          Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258                                                                  (October 2001 -- Present). Formerly,
Born: 1963                                                                            Senior Vice President and Assistant
                                                                                      Secretary, ING Funds Services, LLC
                                                                                      (February 1997 -- August 1999).

Kimberly A. Anderson              Senior Vice President     November 2003 --          Senior Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.                                present                   LLC (October 2003 -- Present). Formerly,
Scottsdale, AZ 85258                                                                  Vice President and Assistant Secretary,
Born: 1964                                                                            ING Investments, LLC (October 2001 --
                                                                                      October 2003); Assistant Vice President,
                                                                                      ING Funds Services, LLC (November
                                                                                      1999 -- January 2001); and has held
                                                                                      various other positions with ING Funds
                                                                                      Services, LLC for more than the last
                                                                                      five years.

Huey P. Falgout, Jr.              Secretary                 August 2003 -- present    Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                          Services (September 2003 -- Present).
Scottsdale, AZ 85258                                                                  Formerly, Counsel, ING U.S. Financial
Born: 1963                                                                            Services (November 2002 -- September
                                                                                      2003); and Associate General Counsel of
                                                                                      AIG American General (January
                                                                                      1999 -- November 2002).

Robyn L. Ichilov                  Vice President            January 2003 -- present   Vice President, ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.                                                          (October 2001 -- Present) and ING
Scottsdale, AZ 85258              Treasurer                 March 2003 -- present     Investments, LLC (August
Born: 1967                                                                            1997 -- Present).

Lauren D. Bensinger               Vice President            February                  Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                2003 -- present           Officer, ING Funds Distributor, LLC
Scottsdale, AZ 85258                                                                  (July 1995 -- Present); Vice President
Born: 1954                                                                            (February 1996 -- Present) and Chief
                                                                                      Compliance Officer (October
                                                                                      2001 -- Present), ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                TERM OF OFFICE
                                     POSITION(S) HELD            AND LENGTH OF                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                 WITH THE TRUST            TIME SERVED(1)               DURING THE PAST FIVE YEARS
---------------------                ----------------           --------------               --------------------------
Todd Modic                        Vice President            August 2003 -- present    Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                          Reporting -- Fund Accounting of ING
Scottsdale, AZ 85258                                                                  Funds Services, LLC (September
Born: 1967                                                                            2002 -- Present). Formerly, Director of
                                                                                      Financial Reporting, ING Investments,
                                                                                      LLC (March 2001 -- September 2002);
                                                                                      Director of Financial Reporting, Axient
                                                                                      Communications, Inc. (May
                                                                                      2000 -- January 2001); and Director of
                                                                                      Finance, Rural/Metro Corporation (March
                                                                                      1995 -- May 2000).

Mary Bea Wilkinson                Vice President            March 2003 -- present     Senior Vice President, ING Outside Funds
7337 E. Doubletree Ranch Rd.                                                          Group (2000 -- Present); Senior Vice
Scottsdale, AZ 85258                                                                  President and Chief Financial Officer,
Born: 1956                                                                            First Golden American Life Insurance
                                                                                      Company of New York (1997 -- Present);
                                                                                      President, Directed Services, Inc.
                                                                                      (1993 -- 1997).

Theresa Kelety                    Assistant Secretary       August 2003 -- present    Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                          (April 2003 -- Present). Formerly,
Scottsdale, AZ 85258                                                                  Senior Associate with Shearman &
Born: 1963                                                                            Sterling (February 2000 -- April 2003);
                                                                                      and Associate with Sutherland Asbill &
                                                                                      Brennan (1996 -- February 2000).

Susan P. Kinens                   Assistant Vice            February                  Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.      President and Assistant   2003 -- present           Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258              Secretary                                           (December 2002 -- Present); and has held
Born: 1976                                                                            various other positions with ING Funds
                                                                                      Services, LLC for more than the last
                                                                                      five years.

Maria M. Anderson                 Assistant Vice            January 2003 -- present   Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.      President                                           Services, LLC (October 2001 -- present).
Scottsdale, AZ 85258                                                                  Formerly, Manager of Fund Accounting and
Born: 1958                                                                            Fund Compliance, ING Investments, LLC
                                                                                      (September 1999 -- November 2001); and
                                                                                      Section Manager of Fund Accounting,
                                                                                      Stein Roe Mutual Funds (July
                                                                                      1998 -- August 1999).

------------------

(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 11(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Putnam is "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board has a Nominating Committee ("Committee") for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

   (3) Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Investors Trust

By /s/ James M. Hennessy
   ---------------------
        James M. Hennessy
        President and Chief Executive Officer

Date: August 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James M. Hennessy
   ---------------------
        James M. Hennessy
        President and Chief Executive Officer

Date: August 30, 2004

By /s/ Michael J. Roland
   ---------------------
        Michael J. Roland
        Executive Vice President and Chief Financial Officer

Date: August 30, 2004